UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford FUNDS OUR BENCHMARK IS THE INVESTOR®. Hartford Domestic Equity Funds Annual Report October 31, 2020 The Hartford Capital Appreciation Fund Hartford Core Equity Fund The Hartford Dividend and Growth Fund The Hartford Equity Income Fund The Hartford Growth Opportunities Fund The Hartford Healthcare Fund The Hartford MidCap Fund The Hartford MidCap Value Fund Hartford Quality Value Fund The Hartford Small Cap Growth Fund Hartford Small Cap Value Fund The Hartford Small Company Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	8.62%	9.63%	10.43%
Class A2	2.65%	8.40%	9.81%
Class C1	7.78%	8.83%	9.63%
Class C3	6.78%	8.83%	9.63%
Class I1	8.94%	9.95%	10.76%
Class R3[1]	8.25%	9.27%	10.09%
Class R4[1]	8.59%	9.61%	10.43%
Class R5[1]	8.93%	9.94%	10.76%
Class R6[1]	9.03%	10.05%	10.86%
Class Y1	8.97%	10.02%	10.86%
Class F1	9.00%	10.02%	10.79%
Russell 3000 Index	10.15%	11.48%	12.80%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.08%	1.08%
Class C	1.84%	1.84%
Class I	0.80%	0.80%
Class R3	1.43%	1.43%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.82%	0.77%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Thomas S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 8.62%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 10.15% for the same period, and the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 5.35% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many parts of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Six of the eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Information Technology (+34.8%), Consumer Discretionary (+30.8%), and Communication Services (+16.2%) sectors. The Energy (-46.1%), Real Estate (-15.8%), and Financials (-15.2%) sectors fell the most during the period.

During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Consumer Staples, and Financials sectors. Conversely, stronger selection within the Communication Services, Healthcare, and Information Technology sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the Fund’s underweight exposure to the Energy and Financials sectors in addition to an overweight to the Consumer Discretionary sector. An underweight to the Information Technology sector, as well as an overweight to the Industrials sector, relative to the Russell 3000 Index, detracted from performance.

Underweight exposures relative to the Russell 3000 Index to Apple (Information Technology), Microsoft (Information Technology), and Tesla (Consumer Discretionary) were the top detractors from Fund performance during the period. Apple designs, manufactures, and sells personal computers, tablets, wearables, and a variety of related services. Shares of Apple moved higher during the period. The company also announced that it would be participating in a 4-for-1 stock split during the period. As of the end of the period, we continued to hold the stock within the Fund but remained underweight relative to the Russell 3000 Index. Microsoft engages in the development and support of software, services, devices, and solutions. The company emerged from the coronavirus pandemic as a strong performer with stay-at-home and remote-work related businesses (Teams, Gaming, virtual desktop) gaining traction and performing well. The company’s stock continued to move higher during the period before giving back some gains after it was announced that the company’s bid for video-sharing site TikTok was not accepted. As of the end of the period, we remained underweight the stock within the Fund relative to the Russell 3000 Index. Tesla engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation and storage systems. Shares of the company moved higher during the period as the company reported its fourth consecutive quarter of profitability, which many viewed as the last hurdle towards Tesla’s inclusion into the S&P 500 Index given its market cap. The stock did not make it into the S&P 500 Index, and shares dipped on the news. Towards the end of the period, the company held its Battery Day where it provided guidance in line with expectations, highlighted by expectations for a drop in battery costs, as well as plans for a $25,000 car within the next three years. We initiated a small position in the stock during the period, which we subsequently sold later in the period as we sought to capitalize on strength while pursuing other opportunities that we believe provide better risk and return profiles.

Aramark (Consumer Discretionary), Expedia (Consumer Discretionary), and Diamondback Energy (Energy) were among the largest detractors from performance on an absolute basis over the period.

3

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Top contributors to performance relative to the Russell 3000 Index included not holding benchmark constituent ExxonMobil (Energy) as well as the Fund’s positions in DraftKings (Consumer Discretionary) and Peloton Interactive (Consumer Discretionary). ExxonMobil engages in the exploration, development, and distribution of oil, gas, and petroleum products. Energy-related companies were adversely affected by failed negotiations between Saudi Arabia and Russia regarding production cuts amid a strong decrease in demand as coronavirus-related shelter-in-place orders limited travel globally. The Energy sector broadly was the worst-performing sector within the Russell 3000 Index during the period. Not owning the stock contributed positively to relative performance and as of the end of the period, we continued to not hold it. DraftKings is a digital sports entertainment and gaming company. The company took an unconventional route to the public markets by combining with a special purpose acquisition company (SPAC), typically referred to as a blank-check company, thus enabling the company to trade publicly without going through the initial public offering (IPO) process in April. Following its listing, the stock price has risen as sports betting revenue continued to rise following the resumption of live games across major sports leagues. Shares of the company gave up some gains late in the period after the company announced a secondary offering of shares. As of the end of the period, we continued to hold shares of DraftKings within the Fund. Peloton Interactive is an at-home fitness platform for live and on-demand indoor cycling. The company reported strong quarterly results at the beginning of 2020 with subscribers and revenues reported above expectations, but earnings guidance was revised slightly lower. As the coronavirus pandemic forced lockdown measures that included gyms and fitness studios, the company saw a large uptick in demand for its at-home offerings with subscriber growth and member engagement both trending upward. This led to consecutive quarters of outperformance relative to analyst expectations, driving the stock price higher during the period. As of the end of the period, the Fund remained overweight in the stock.

Amazon.com (Consumer Discretionary), Apple (Information Technology), and NVIDIA (Information Technology) contributed positively to performance on an absolute basis over the period.

The Fund’s investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was positive. The Fund’s slight underweight exposure to dividend paying equities and overweight exposure to names with higher liquidity contributed positively to performance, while the Fund’s slight underweight exposure to high momentum equities detracted from performance.

During the period, the Fund, at times, used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures contributed slightly to performance.

What is the outlook as of the end of the period?

Macroeconomic uncertainty remains at the forefront as U.S. equity markets continue their rebound amid optimism from accommodative policy and strong earnings from index leaders, while a second wave of coronavirus infections unfolds in some states. Persistent market uncertainties – such as the outcome of the U.S. presidential election and the unknown efficacy and timeline for a coronavirus vaccine – cause us to believe that the range of potential economic outcomes is wide and that current investor exuberance may not be long-lasting. Against this backdrop, we remain vigilant in balancing factor exposures in the Fund to seek to reduce the impact of factor volatility and help ensure that security selection drives results.

Looking across the factor landscape, we continue to monitor the risks facing equity factors amid ongoing market volatility. In 2020, trend-following factors (e.g., growth and momentum) have extended their outperformance over most other areas of the market. However, we believe valuations are stretched, and the primary risk we are monitoring is a momentum reversal, which we believe would be damaging to equities that are levered to the ongoing market rebound. For example, we have seen the outperformance of megacap technology companies dominate markets. While this streak seems set to continue, a momentum reversal could be a technical risk for these names, while any shift in the regulatory landscape could present a more fundamental risk. As of the end of the period, we maintained the Fund’s exposure to companies characterized by mean-reversion factors (e.g., value and contrarian), as we expect them to provide capital appreciation during economic recovery and in the event of a cyclical rally. That said, we are monitoring the risks these factors are exposed to, in particular the risk of insolvency in the event of a drawn-out economic slowdown. In our view, stocks that screen well for risk-aversion factors (e.g., low volatility and quality) tend to have protective characteristics such as stable profit margins and sustainable cash flows. Therefore, we see these exposures as a potential source of safety in the event of a traditional move to assets perceived to be less risky, but we are aware that they may lag the market during a strong rally. Finally, we believe that the market has not fully priced in the heightened risk that some companies become insolvent due to a prolonged economic slowdown while other companies that are able to pivot and adapt are likely to come out on top. We expect this to lead to a dispersion in equity results.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Communication Services sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

4

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.8%
Consumer Discretionary	17.9
Consumer Staples	10.9
Energy	0.2
Financials	7.9
Health Care	16.2
Industrials	12.2
Information Technology	19.0
Materials	3.1
Real Estate	3.8
Utilities	0.4

Total	98.4%

Short-Term Investments	1.4
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	10.58%	11.57%	13.67%
Class A2	4.50%	10.31%	13.03%
Class C1	9.74%	10.74%	12.84%
Class C3	8.74%	10.74%	12.84%
Class I1	10.87%	11.86%	13.84%
Class R3[1]	10.17%	11.19%	13.36%
Class R4[1]	10.58%	11.56%	13.73%
Class R5[1]	10.85%	11.87%	14.05%
Class R6[1]	10.96%	11.96%	14.12%
Class Y1	10.89%	11.92%	14.10%
Class F1	10.97%	11.94%	13.88%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.74%	0.74%
Class C	1.48%	1.48%
Class I	0.47%	0.47%
Class R3	1.11%	1.11%
Class R4	0.78%	0.78%
Class R5	0.49%	0.49%
Class R6	0.39%	0.39%
Class Y	0.49%	0.46%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

6

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 10.58%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 8.39% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Seven out of eleven sectors in the S&P 500 Index rose during the period, with the Information Technology (+34%) and Consumer Discretionary

(+25%) sectors performing the best. The Energy (-46%) and Financials (-15%) sectors were the worst performers during the period.

Overall, the Fund’s outperformance versus the S&P 500 Index during the period was driven by strong security selection, primarily within the Consumer Staples, Healthcare, and Industrials sectors. This was partially offset by weaker stock selection within the Information Technology, Consumer Discretionary, and Financials sectors, which detracted from performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Healthcare sector. This was partially offset by the Fund’s underweight to Information Technology, which detracted from performance.

The top contributors to relative performance over the period were not owning benchmark constituents ExxonMobil (Energy) and Wells Fargo (Financials), as well as an overweight position in FedEx (Industrials). Shares of ExxonMobil fell over the period following weak results and low oil prices as a result of the coronavirus. Exxon missed second-quarter 2020 earnings expectations after reporting a loss north of $1 billion, revenue of $32.6 billion that was $6 billion less than consensus, and a 10% quarter-over-quarter cut in production as the coronavirus pandemic pressured demand for the company’s products. Not owning the stock was a contributor to relative performance over the period due to its poor performance. Shares of Wells Fargo declined over the period after reporting consecutive disappointing quarterly results. In July 2020, the company announced it set aside a record $9.5 billion for credit losses. Executives warned they would earmark more for soured loans as the coronavirus pandemic continued to rage throughout the U.S. and weigh on companies and workers. Falling yields have also negatively affected the bank. Not owning the stock was also a contributor to relative performance over the period due to poor performance. Shares of delivery services company, FedEx, rose over the period after the company announced two consecutive fiscal quarters of strong earnings as online shopping soared among customers avoiding stores. The company also announced that shipping rates would increase for FedEx Express, FedEx Ground, and FedEx Freights in January 2021. During the period, we initiated a position in the company for the Fund. Top absolute contributors included Apple (Information Technology) and Amazon.com (Consumer Discretionary).

The top detractors from the Fund’s relative performance over the period included not owning benchmark constituent, Nvidia (Information

7

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Technology), an overweight position in Boston Properties (Real Estate), and an underweight position in Apple (Information Technology). U.S. chip maker Nvidia reported consecutive better-than-expected quarterly fiscal earnings. Overall revenue rose 50% on an annualized basis in the second quarter of 2020. Nvidia also announced its plan to purchase Arm from Softbank for $40 billion. Not owning the stock during the period was a detractor from the Fund’s performance due to the stock’s strong performance. Shares of Apple rose during the period after it reported consecutive strong quarterly results. Demand across all the company’s products has exceeded expectations during the period. The company benefited from a strong launch of the iPhone SE and economic stimulus measures. Apple executed a 4-for-1 stock split at the end of August. As of the end of the period, the Fund remains underweight given Apple’s size in the benchmark. Shares of Boston Properties declined over the period. Due to the stay-at-home policies during the period, physical occupancy within the company’s properties has been low. The Fund’s absolute detractors for the period included Boston Properties (Real Estate) and Raytheon (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In the next few months, we will know a lot more about whether we will have a vaccine and treatment options to reduce the hospitalization and mortality rate for COVID-19. While we can see additional flare-ups, our base case assumption is that we can return to a new normal towards the end of 2021.

Outside of the U.S., there are still parts of the world where the incidence of cases has not stabilized, and in some areas, it does appear that the peak for the pandemic may still be many weeks or even months away. Unfortunately, a lot of uncertainty remains. We are spending more time understanding the possible permanent or semi-permanent changes to behavior, both from a consumer and corporate perspective, and what that might mean for some of the Fund’s holdings. However, it seems too early to come to firm conclusions.

We continue to stay focused on the long term as eventually we will put this health crisis behind us. While we did make some changes within the Fund, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to the Consumer Staples and Industrials sectors, while the Fund’s largest underweights were to the Consumer Discretionary and Energy sectors, relative to the S&P 500 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.3%
Consumer Discretionary	10.1
Consumer Staples	9.8
Energy	0.7
Financials	9.6
Health Care	14.3
Industrials	8.8
Information Technology	26.4
Materials	2.0
Real Estate	1.8
Utilities	3.2

Total	97.0%

Short-Term Investments	1.8
Other Assets & Liabilities	1.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

The Hartford Dividend and Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-2.20%	8.15%	10.20%
Class A2	-7.58%	6.94%	9.58%
Class C1	-3.01%	7.33%	9.38%
Class C3	-3.95%	7.33%	9.38%
Class I1	-1.97%	8.42%	10.47%
Class R3[1]	-2.54%	7.78%	9.85%
Class R4[1]	-2.26%	8.11%	10.19%
Class R5[1]	-1.97%	8.44%	10.52%
Class R6[1]	-1.87%	8.53%	10.62%
Class Y1	-1.91%	8.51%	10.61%
Class F1	-1.89%	8.49%	10.51%
S&P 500 Index	9.71%	11.71%	13.01%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.78%	1.78%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.66%	0.66%
Class Y	0.75%	0.69%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

9

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned -2.20%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 9.71% for the same period, and outperforming the Fund’s other benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -5.44% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Seven out of eleven sectors in the S&P 500 Index rose during the period, with the Information Technology (+34%), Consumer Discretionary (+25%), and Communication Services (+16%) sectors performing the best. The Energy (-46%), Financials (-15%), and Real Estate (-10%) sectors were the worst performers during the period.

Security selection detracted from the Fund’s returns relative to the S&P 500 Index over the period. Stock selection effects were weakest within the Information Technology, Consumer Discretionary, and Communication Services sectors. This was partially offset by stronger selection within the Energy sector, which contributed positively to performance relative to the S&P 500 Index. Sector allocation, a result of the bottom-up stock selection process, detracted from the Fund’s performance relative to the S&P 500 Index over the period. An overweight to the Energy and Financials sectors, as well as an underweight to the Information Technology sector, detracted the most from returns relative to the S&P 500 Index.

The Fund’s top detractors from the Fund’s performance relative to the S&P 500 Index as well as absolute performance included not owning Amazon (Consumer Discretionary), an underweight to Apple (Information Technology), and an overweight to Bank of America (Financials). Not holding S&P 500 Index constituent Amazon (Consumer Discretionary), was a top relative detractor from performance during the period as shares of the company rose during the period. An underweight to Apple (Information Technology) was the other significant relative detractor from performance during the period as shares of Apple rose during the period. During the period, we maintained the Fund’s underweight in the company. Shares of Bank of America fell as coronavirus worries sent Treasury yields lower. Thirty-year U.S. Treasury notes fell to record low yields, and 10-year U.S. Treasury notes fell to levels not seen since 2016, narrowing the spread on the bank’s longer-term assets funded with shorter-term liabilities.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were ExxonMobil (Energy) and Eli Lilly (Healthcare), both of which were eliminated during the period, and not owning Wells Fargo (Financials). ExxonMobil (Energy) was a top contributor to relative performance during the period, as we exited the position prior to the energy market collapse in March 2020. Eli Lilly (Healthcare) was the other top contributor to relative performance over the period. Shares of Eli Lilly rose after the company reported strong results and news that it was entering into an agreement to develop an experimental therapy to combat coronavirus. We reduced the Fund’s position on the stock’s strong performance late spring and eliminated the position in early June. We benefited from not owning the shares in the Fund later in the period as the company has lagged the strong market rally. Shares of Wells Fargo fell over the period after the chief financial officer predicted higher loan-loss provisions in addition to a sharp drop in interest income for the year.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

10

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

Although the market continued to climb higher in the third quarter of 2020, we are wrestling with many unknowns in the short term. While large amounts of liquidity have been pumped into the market to try and safeguard consumer spending, we are still facing high rates of unemployment and each day are reminded of the increasing number of coronavirus cases. During these turbulent times, we believe it is best to try to avoid balance sheet risk while seeking to identify mispriced opportunities that can potentially create enormous value on the other side of the pandemic.

In the face of great uncertainty, we remain focused on seeking to invest in companies at reasonable valuations, with attractive long-term free cash flow generation, solid balance sheets, and resilient fundamentals.

At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.

We continue to apply our valuation discipline within the Fund to seek to maintain a portfolio of resilient businesses that are reasonably valued and have favorable industry and competitive dynamics.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	6.7
Consumer Staples	6.0
Energy	3.7
Financials	17.2
Health Care	15.5
Industrials	9.4
Information Technology	18.7
Materials	4.0
Real Estate	2.5
Utilities	4.0

Total	96.9%

Short-Term Investments	1.9
Other Assets & Liabilities	1.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

The Hartford Equity Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-4.68%	6.89%	9.94%
Class A2	-9.92%	5.69%	9.32%
Class C1	-5.38%	6.11%	9.14%
Class C3	-6.26%	6.11%	9.14%
Class I1	-4.44%	7.16%	10.24%
Class R3[1]	-4.97%	6.52%	9.57%
Class R4[1]	-4.72%	6.84%	9.90%
Class R5[1]	-4.46%	7.15%	10.23%
Class R6[1]	-4.34%	7.27%	10.35%
Class Y1	-4.40%	7.23%	10.33%
Class F1	-4.31%	7.24%	10.28%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.76%	1.76%
Class I	0.76%	0.76%
Class R3	1.36%	1.36%
Class R4	1.07%	1.07%
Class R5	0.76%	0.76%
Class R6	0.66%	0.66%
Class Y	0.77%	0.72%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

12

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew C. Hand, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned -4.68%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -5.44% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the period, four out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Healthcare (+11%), Materials (+9%), and Consumer Staples (+4%) sectors performing the best. Conversely, the Energy (-46%), Real Estate (-22%), and Financials (-18%) sectors lagged over the period.

The Fund’s outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Financials, Real Estate,

and Industrials sectors. This more than offset less favorable selection within the Healthcare, Utilities, and Consumer Staples sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance due to the Fund’s overweight to the Healthcare sector and underweights to the Real Estate and Financials sectors. This was partially offset by the Fund’s underweight position in the Materials sector.

Top contributors to relative returns included not owning benchmark constituent Wells Fargo (Financials) as well as the Fund’s positions in UnitedHealth Group (Healthcare) and Deere (Industrials). Shares of Well Fargo dropped after the company reported a loss in the second quarter of 2020 driven by large loan loss provisions which more than doubled first-quarter 2020 levels. After falling in the first quarter of 2020 amid the broader market selloff, shares of UnitedHealth Group rebounded on strong second-quarter earnings, with earnings per share (EPS) up 100% year-over-year, beating the consensus expectations by a significant amount. Performance was driven by lower utilization and a significant decline in the medical loss ratio. Shares of Deere rose over the period after the company announced strong third-quarter 2020 results, which exceeded expectations. The agricultural machinery giant increased its sales outlook for the year as demand remained resilient despite the uncertainty related to coronavirus. The company also announced the completion of the acquisition of Unimil, a leading Brazilian company in the aftermarket service parts business.

Top detractors from relative results included Suncor Energy (Energy) and Phillips 66 (Energy), along with not owning benchmark constituent Danaher (Healthcare). Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. The company’s stock price slid as the company cut its dividend and lowered guidance for full-year production as a result of mandatory curtailments. At the start of September 2020, Suncor lowered guidance again after a fire broke out at their Fort McMurray facility, resulting in the acceleration of proposed maintenance. Shares of Phillips 66 traded lower as earnings fell in the second quarter of 2020, primarily due to a decline in results in the refining segment as margins and volume shrank. The stock continued to trend downward through the rest of the period. Shares of Danaher, a provider of medical equipment, climbed early in 2020 on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotech equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock.

13

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

It is our belief that high-quality businesses with sustainable dividend policies are in an advantageous position to strengthen as they emerge from a downturn – taking market share, or, in some cases, making opportunistic acquisitions at attractive valuations. This is embodied in a quote we often reference: “The strong get stronger in crisis situations.”

To this end, amid the heightened market volatility, we have been exercising patience and, where possible, seeking to swap into higher quality companies at similar valuations. While we believe that the near-term threat of dividend cuts and suspensions has abated relative to earlier in the year, we remain vigilant, seeking to avoid potential dividend cutters and the companies that would be most directly impacted in a prolonged shutdown. In some instances, we have closely monitored the possibility of companies suspending a dividend temporarily as a measure to improve solvency. While this seems prudent in many cases, we prefer to avoid this contingency where possible, and favor companies with strong balance sheets that we believe can endure through the cycle.

At the end of the period, the Healthcare, Consumer Staples, and Industrials sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Consumer Discretionary, and Materials sectors were the Fund’s largest underweights.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.4%
Consumer Discretionary	5.0
Consumer Staples	10.7
Energy	3.3
Financials	18.2
Health Care	17.0
Industrials	15.0
Information Technology	10.7
Materials	2.8
Real Estate	2.7
Utilities	7.6

Total	98.4%

Short-Term Investments	0.7
Other Assets & Liabilities	0.9

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

14

The Hartford Growth Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	47.77%	18.53%	17.09%
Class A2	39.64%	17.20%	16.43%
Class C1	46.72%	17.65%	16.24%
Class C3	45.72%	17.65%	16.24%
Class I1	48.19%	18.83%	17.38%
Class R3[1]	47.28%	18.13%	16.73%
Class R4[1]	47.74%	18.49%	17.08%
Class R5[1]	48.15%	18.84%	17.43%
Class R6[1]	48.26%	18.97%	17.54%
Class Y1	48.18%	18.93%	17.53%
Class F1	48.32%	18.92%	17.43%
Russell 3000 Growth Index	28.20%	16.84%	16.00%
Russell 1000 Growth Index	29.22%	17.32%	16.31%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.88%	1.88%
Class I	0.86%	0.86%
Class R3	1.48%	1.48%
Class R4	1.17%	1.17%
Class R5	0.87%	0.87%
Class R6	0.76%	0.76%
Class Y	0.86%	0.80%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

15

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 47.77%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index, which returned 28.20% for the same period and the Russell 1000 Growth Index, which returned 29.22% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 27.08% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Mid-cap growth equities outperformed the broader market during this period. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020, bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Eight out of eleven sectors in the Russell 3000 Growth Index rose during the period, with the Consumer Discretionary (+43%), Information Technology (+42%), and Communication Services (+32%) sectors performing the best. Conversely, the Energy (-32%) and Utilities (-10%) sectors lagged on a relative basis during the period.

Security selection contributed positively to the Fund’s performance relative to the Russell 3000 Growth Index during the period, with strong selection in the Information Technology, Healthcare and Industrials sectors, which was partially offset by weaker selection within the Financials and Consumer Discretionary sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to performance relative to the Russell 3000 Growth Index during the period, due to an overweight to the Consumer Discretionary sector and lack of exposure to the Real Estate sector. This was partially offset by the negative impact of an underweight to the Information Technology sector, which detracted from performance.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Peloton (Consumer Discretionary), Square (Information Technology), and Advanced Micro Devices (Information Technology). Shares of Peloton, an exercise equipment and media company, rose over the period as the company has continued to see strong earnings reports throughout the coronavirus pandemic. Gym closures and continued fears of coronavirus have led to increased confidence in the theme of people being more open to working out at home as consumers look for alternatives to gyms. We increased the Fund’s position during the period. Shares of Square, a mobile payments provider, rose during the period. The company has seen strong earnings through the coronavirus pandemic. Its peer-to-peer Cash App helped drive Square’s performance, benefiting from its users depositing government stimulus checks. Unemployment checks and tax refunds have provided an additional boost for the app as well. Shares of Advanced Micro Devices, a semiconductor company, rose over the period after the Trump administration announced a phase one trade deal with China, removing a big obstacle for the company. The company also cited better-than-expected personal computer (PC) sales in the second half of the year, along with continued data-center growth and an increase in gaming console sales. The company has further benefited from Intel’s delay of its 7nm processors. Amazon (Consumer Discretionary) and Apple (information technology) were among the top absolute contributors during the period.

Top relative detractors from performance relative to the Russell 3000 Growth Index during the period included Pinterest (Communication Services), Microsoft (Information Technology), and Galapagos (Healthcare). Pinterest saw strong user growth in late 2019; however, the majority of new users came from international countries where users generate less revenue than those in the U.S. We eliminated the position within the Fund during the period. The Fund’s lack of exposure to Microsoft detracted from performance. Shares of Microsoft rose over the period on continued strong earnings reports and strengthened core offerings, such as the Azure cloud-computing business and Teams collaboration software which benefited from the work-from-home orders. Shares of Galapagos declined after the U.S. Food and Drug Administration (FDA) issued a complete response letter for filgotinib, a treatment for moderate to severe rheumatoid arthritis being developed in partnership with Gilead Sciences. A complete response letter is issued when the FDA has completed its review of a drug and has decided that it

16

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

will not approve it for marketing in its current form. American Express (Financials) and Marriott Vacations (Consumer Discretionary) were among the top absolute detractors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Following a nearly 30% rebound in the Russell 3000 Growth Index in the second quarter of 2020 driven by cyclical sectors, U.S. equities continued on a positive trajectory in the third quarter of 2020. Investors largely remained risk tolerant despite coronavirus continuing to affect large portions of the U.S., slowing the economic recovery and perpetuating market uncertainty. Cyclical sectors such as Consumer Discretionary and Information Technology led in the third quarter of 2020.

In terms of positioning, we continue to strive for more balance in the Fund by investing in different types of “growth” companies – an effort that we began in the second quarter of 2020 as we trimmed the Fund’s positions in companies that have performed well during the coronavirus pandemic and subsequent lockdown restrictions, and deployed some of that capital into more cyclical growth names. Given the uncertainty of the current environment, we believe a barbell approach between cyclical growth versus emerging and compounding growth names may help us control risk in a down market if we see another severe wave of the virus that will slow the recovery, which may also allow us to participate on the upside if the market continues to anticipate a full reopening. Part of our barbell strategy is to find some companies who have been hurt by the pandemic that we believe should emerge stronger coming out of this crisis, such as off-price retailers. Among those companies that have performed well during the pandemic, we see them falling into two camps: those growth equities which can build on their accelerated growth going forward, and those which will likely revert to the mean. Importantly, we are evaluating how possible permanent or semi-permanent changes in consumer behavior will impact companies. The paradigm shifts going on now, whether sustainable or not, are extraordinary and non-linear, in our view, and we believe we need to be more flexible than ever before when analyzing this new world.

At the end of the period, the Fund’s largest overweights relative to the Russell 3000 Growth Index were the Consumer Discretionary and Healthcare sectors. The Fund had the largest underweights to the Information Technology and Communication Services sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.4%
Consumer Discretionary	27.8
Consumer Staples	2.9
Financials	1.2
Health Care	17.5
Industrials	5.6
Information Technology	33.8
Real Estate	0.1

Total	97.3%

Short-Term Investments	2.1
Other Assets & Liabilities	0.6

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

17

The Hartford Healthcare Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	22.17%	10.17%	16.03%
Class A2	15.45%	8.94%	15.37%
Class C1	21.21%	9.35%	15.18%
Class C3	20.21%	9.35%	15.18%
Class I1	22.49%	10.47%	16.36%
Class R3[1]	21.74%	9.82%	15.70%
Class R4[1]	22.12%	10.15%	16.05%
Class R5[1]	22.48%	10.48%	16.40%
Class R6[1]	22.61%	10.58%	16.50%
Class Y1	22.55%	10.57%	16.49%
Class F1	22.59%	10.55%	16.41%
S&P Composite 1500 Health Care Index	10.83%	9.84%	15.07%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.31%	1.31%
Class C	2.06%	2.06%
Class I	1.02%	1.02%
Class R3	1.63%	1.63%
Class R4	1.33%	1.33%
Class R5	1.03%	1.03%
Class R6	0.92%	0.92%
Class Y	1.03%	0.97%
Class F	0.92%	0.92%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

18

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA*

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Rebecca D. Sykes

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

* Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager to the Fund. Through June 30, 2021, Ms. Hynes will transition her portfolio management responsibilities to Ms. Sykes.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 22.17%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 10.83% for the same period, and the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 21.51% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (+10.1%) outperformed both the broader United States (U.S.) equity market (+9.7%) and the global equity market (+5.4%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.

Within the S&P Composite 1500 Health Care Index, four of the five sub-sectors posted positive absolute returns during the period. Mid-cap biopharma (+24.3%), medical technology (+17.6%), healthcare services (+12.0%) and large-cap biopharma (+4.0%) rose during the period. Small-cap biopharma (-17.1%) posted a negative absolute return during the period.

Security selection was the primary contributor to the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period, while sector allocation detracted from relative returns. Security selection was strongest in small-cap and mid-cap biopharma sub-sectors during the period. Within sector allocation, which is a byproduct of our bottom-up stock selection process, an overweight allocation to small-cap biopharma detracted most from relative performance during the period.

Forty Seven (small-cap biopharma), Momenta Pharmaceuticals (mid-cap biopharma), and MyoKardia (mid-cap biopharma) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period due to positive acquisition announcements. In March, Forty

Seven, a U.S.-based development-stage targeted oncology company, announced an agreement in which Gilead Sciences would acquire Forty Seven for $4.9 billion, a 60% premium to the stock’s closing price as of the end of February 2020. Shares of Momenta Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing drugs and biosimilars for cancer and autoimmune diseases, rose sharply in August 2020 after the company announced it had been acquired by Johnson & Johnson for approximately $6.5 billion in cash, which is approximately a 70% premium over the stock’s prior closing price. Shares of MyoKardia, a U.S.-based precision cardiovascular medicine company, soared in October 2020 on the announcement that Bristol Myers Squibb will acquire the pharmaceutical firm for $13.1 billion. We eliminated the above positions within the Fund during the period to take profits. Top absolute contributors to performance included Forty Seven, Thermo Fisher Scientific, and Momenta Pharmaceuticals.

Tricida (small-cap biopharma), Boston Scientific (medical technology), and Portola Pharmaceuticals (small-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Tricida, a clinical-stage biopharma company that is focused on treatment of metabolic acidosis, declined during the period. Notable declines occurred most recently after the U.S. Food and Drug Administration (FDA) issued a Complete Response Letter (CRL) to the company regarding its new drug application for veverimer, a treatment for metabolic acidosis in patients with chronic kidney disease. Boston Scientific, a U.S.-based medical device company, was one of the first large healthcare companies to forecast a negative sales impact to Chinese operations from coronavirus. While coronavirus spread throughout Europe and the U.S., shares slid further as investors anticipated additional business disruption. Portola Pharmaceuticals is a U.S.-based biopharmaceutical company focused on the treatment of blood-related disorders and cancers. The stock was down after the company reported disappointing results for the fourth quarter of 2019 involving a recently launched drug, Andexxa, the only FDA and European Medicines Agency approved reversal agent for serious bleeds associated with the use of novel oral anti-coagulants. The company later announced an agreement to be acquired by Alexion for

19

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

$18 per share in an all cash transaction, which closed during the third quarter of 2020. As a result, we sold the stock to redeploy capital into opportunities with greater upside potential in our view. Boston Scientific, Tricida, and Portola Pharmaceuticals were also the top absolute detractors from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We expect the human and economic impact of coronavirus to remain challenging, but remain optimistic there will be a number of therapies to treat symptomatic patients and to offer prophylaxis against the virus, perhaps for certain high-risk parts of the population, as early as year end. We are encouraged by the initial clinical data for the Regeneron antibody cocktail, which reduced the viral load and shortened the time to symptomatic relief in the outpatient setting. As for vaccines, we are cautiously optimistic that one or more will be proven effective at reducing infection rates and will be approved, as well as deployed starting in late 2020 and into 2021.

The biopharmaceutical industry has come together to respond to this pandemic by spending research and development (R&D) dollars to develop treatments and vaccines for coronavirus, while seeking minimal profits. We expect the financial benefit of successful treatments to be modest and short-term for the companies developing them, yet we anticipate the goodwill will create a halo effect for the industry. The pandemic has resulted in budgetary shortfalls for governments and health systems around the world, and we expect the industry will be asked to contribute to these budget gaps. We are not expecting major shifts in how healthcare is delivered or reimbursed as a result of the pandemic but will be watching closely for unanticipated consequences in the future.

In selecting stocks for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe the benefits of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets.

Composition by Subsector(1)

as of 10/31/2020

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	22.0%
Diversified Telecommunication Services	0.1
Health Care Equipment & Supplies	24.5
Health Care Providers & Services	17.1
Health Care Technology
Life Sciences Tools & Services	12.2
Pharmaceuticals	23.5

Total	99.4%

Short-Term Investments	2.1
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

20

The Hartford MidCap Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	6.48%	10.17%	12.13%
Class A2	0.62%	8.93%	11.50%
Class C1	5.63%	9.35%	11.31%
Class C3	4.66%	9.35%	11.31%
Class I1	6.74%	10.44%	12.41%
Class R3[1]	6.09%	9.80%	11.78%
Class R4[1]	6.42%	10.14%	12.12%
Class R5[1]	6.77%	10.47%	12.46%
Class R6[1]	6.85%	10.58%	12.57%
Class Y1	6.81%	10.55%	12.56%
Class F1	6.85%	10.52%	12.45%
S&P MidCap 400 Index	-1.15%	7.39%	10.36%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.85%	0.85%
Class R3	1.45%	1.45%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.85%	0.79%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

21

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 6.48%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -1.15% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 23.61% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Mid-cap growth equities outperformed the broader market during this period. In the first quarter of 2020, U.S. equities ended sharply lower as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020 bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Within the S&P MidCap 400 Index, five of the eleven sectors posted positive returns during the period. The Healthcare (+26%), Consumer Staples (+14%), and Information Technology (+13%) sectors performed the best, while the Energy (-45%), Real Estate (-28%) and Utilities (-22%) sectors lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily because of positive sector allocation, a result of our bottom up stock selection process. This was primarily due to an overweight allocation to the Healthcare sector and an underweight to the Real Estate sector. This was partially offset by an overweight to the Communication Services sector and an underweight to the Consumer Discretionary sector, which detracted from performance. Security selection also contributed positively to the Fund’s outperformance relative to the S&P MidCap 400 Index during the period. Selection effects were particularly strong within the Industrials, Real Estate, and Consumer Discretionary sectors. This was partially offset by weak selection in the Healthcare, Information Technology, and Consumer Staples sectors, which detracted from performance during the period.

Top contributors to relative performance during the period included Wayfair (Consumer Discretionary), Redfin (Real Estate), and Etsy (Consumer Discretionary). Shares of Wayfair rose over the period. The company has reported strong demand across the home and goods categories as stay-at-home mandates have led to an increase in online shopping. We eliminated the Fund’s position during the period. Shares of Redfin, a real estate brokerage, rose over the period as the company has seen increased homebuying demand throughout the coronavirus pandemic as people pursue the suburbs and more affordable cities with the increase in remote work. Shares of Etsy rose over the period after the company positioned the platform as a leading supplier of homemade cloth masks. The handmade crafts e-commerce platform’s sharp spike in customer acquisitions has increased brand awareness and opportunities for customer retention during the coronavirus pandemic.

Top relative detractors from the Fund’s relative performance included WEX (Information Technology), Reata Pharmaceutical (Healthcare), and Teradata (Information Technology). Shares of WEX, a provider of fuel payment processing for fleet vehicles, fell during the period as coronavirus-related lockdowns drove declines in fuel transactions, payment processing, as well as travel and corporate solutions purchases. The company did not provide fiscal 2020 guidance due to uncertainties caused by the ongoing pandemic. Shares of Reata Pharmaceutical declined over the period after the company announced that its filing of a U.S. marketing application for omaveloxolone, a treatment for Friedreich’s ataxia, would be delayed indefinitely if the U.S. Food and Drug Administration requires a second pivotal study. Shares of Teradata, a database and analytics-related software provider, fell during the period after the company cut its full-year adjusted earnings outlook in late 2019. Furthermore, the company’s chief executive officer and chief revenue officer both left the company during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

22

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

The high-growth and large-cap leadership that has dominated the market showed signs of weakness towards the end of the period. We continue to seek to build a diversified portfolio of blue-chip, market-leading mid-cap companies.

Given the performance dispersion across sectors in 2020, we anticipate continuing to explore opportunities in areas of the market that have largely underperformed, such as banks, as well as utilities and real estate companies. We also view the space of home health companies as attractive given the challenges nursing facilities face during the coronavirus crisis and a likely trend towards home health services. Moving forward, we continue to examine what the world may look like during a post-coronavirus economic recovery and the trends that may result.

At the end of the period, the Fund’s largest overweights were in the Information Technology and Healthcare sectors. The Fund had the largest underweights to the Consumer Discretionary, Real Estate and Financials sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.4%
Consumer Discretionary	10.1
Consumer Staples	1.9
Energy	0.5
Financials	10.5
Health Care	18.2
Industrials	16.5
Information Technology	28.1
Materials	2.6
Real Estate	4.8
Utilities	2.5

Total	100.1%

Short-Term Investments	0.7
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

23

The Hartford MidCap Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-12.86%	2.37%	7.26%
Class A2	-17.65%	1.22%	6.65%
Class C1	-13.55%	1.62%	6.48%
Class C3	-14.39%	1.62%	6.48%
Class I1	-12.58%	2.66%	7.59%
Class R3[1]	-13.12%	2.07%	6.97%
Class R4[1]	-12.88%	2.39%	7.31%
Class R5[1]	-12.60%	2.69%	7.63%
Class Y1	-12.55%	2.77%	7.72%
Class F1	-12.51%	2.76%	7.65%
Russell Midcap Value Index	-6.94%	5.32%	9.40%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.23%	1.23%
Class C	2.00%	2.00%
Class I	0.90%	0.90%
Class R3	1.52%	1.52%
Class R4	1.21%	1.21%
Class R5	0.92%	0.92%
Class Y	0.91%	0.87%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

24

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Gregory J. Garabedian

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned -12.86%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -6.94% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the -2.51% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.

Six of the eleven sectors in the Russell Midcap Value Index gained during the period, with the Healthcare (+19%), Materials (+15%), and Information Technology (+7%) sectors performing the best, while the Energy (-45%), Real Estate (-26%), and Financials (-15%) sectors lagged during the period.

The Fund’s underperformance versus the Russell Midcap Value Index over the twelve-month period was driven primarily by security selection. Security selection within the Energy, Materials, and Industrials sectors was a top detractor from performance, but was partially offset by favorable selection in the Real Estate, Healthcare, and Financials sectors. Sector allocation, a result of the bottom-up stock selection process, added to relative performance during the period, in part due to overweights to the Healthcare and Information Technology sectors. Underweights to the Consumer Staples and Utilities sectors weighed on performance during the period.

Top detractors from the Fund’s performance relative to the Russell Midcap Value Index during the period included Diamondback Energy (Energy), Delek, (Energy), and Noble Energy (Energy). Shares of these oil and gas producing companies came under pressure during the past year due to a decrease in crude oil and natural gas prices amid decreasing demand stemming from the coronavirus pandemic. Top absolute detractors from Fund performance were Boston Properties (Real Estate), Diamondback Energy (Energy), and STORE Capital (Real Estate).

Top contributors to the Fund’s relative performance over the period included overweights to Molina Healthcare (Healthcare), Lumentum (Information Technology), and Fortune Brands (Industrials). Shares of Molina Healthcare rose during the period after reporting solid earnings as the Medicaid and Medicare business segments continued to show strong growth. Healthcare equities also rose as investors increasingly viewed a strict “Medicare-for-All” healthcare policy as less likely going forward. Shares of Lumentum rose during the period after the company reported consecutive quarterly earnings that topped estimates. Shares of Fortune Brands rose over the period after the company reported second quarter 2020 earnings that exceeded expectations. These results were led by increased home improvement demand. Top absolute contributors to the Fund’s performance were Molina Healthcare (Healthcare), Hologic (Healthcare), and Lumentum (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

While we expect continued volatility in the near term, we continue to focus on seeking to find companies that are undervalued in the marketplace by evaluating three primary criteria: an issuer’s earnings power, growth potential and price-to-earnings ratio.

At the end of the period, the Fund’s largest overweights relative to the Russell Midcap Value Index were to the Financials, Healthcare and Information Technology sectors. The Fund’s largest underweights were in the Energy, Communication Services, and Utilities sectors.

25

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	10.5
Consumer Staples	3.5
Energy	1.8
Financials	21.0
Health Care	11.6
Industrials	16.5
Information Technology	11.2
Materials	8.0
Real Estate	8.6
Utilities	4.9

Total	99.4%

Short-Term Investments	0.2
Other Assets & Liabilities	0.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

26

Hartford Quality Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-7.34%	5.39%	8.33%
Class A2	-12.43%	4.21%	7.72%
Class C1	-8.09%	4.60%	7.53%
Class C3	-8.97%	4.60%	7.53%
Class I1	-7.02%	5.73%	8.68%
Class R3[1]	-7.56%	5.10%	8.05%
Class R4[1]	-7.34%	5.41%	8.39%
Class R5[1]	-7.05%	5.73%	8.70%
Class R6[1]	-6.92%	5.84%	8.78%
Class Y1	-7.05%	5.78%	8.75%
Class F1	-6.94%	5.79%	8.72%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.

Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	0.96%
Class C	1.76%	1.71%
Class I	0.65%	0.65%
Class R3	1.27%	1.18%
Class R4	0.95%	0.88%
Class R5	0.67%	0.63%
Class R6	0.56%	0.46%
Class Y	0.66%	0.57%
Class F	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

27

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Quality Value Fund returned -7.34%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -6.15% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the period, four out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Healthcare (+11%), Materials (+9%), and Consumer Staples (+4%) sectors performing the best. Conversely, the Energy (-46%), Real Estate (-22%), and Financials (-18%) sectors lagged over the period.

Security selection and sector allocation both contributed positively to the Fund’s performance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Information Technology, Real Estate, and Consumer Discretionary sectors were the top contributors to relative performance. This was partially offset by weaker security selection within the Healthcare, Financials, and Utilities sectors, which detracted from performance. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance during the period, due to an overweight to the Information Technology sector and underweight positions in the Consumer Staples and Consumer Discretionary sectors. This was partially offset by an overweight to the Energy sector and an underweight to the Materials sector, which detracted from performance.

Top contributors to relative performance over the period were Lowe’s Companies (Consumer Discretionary), not holding Wells Fargo (Financials), and Qualcomm (Information Technology). The share price of Lowe’s rose over the period, following upbeat earnings results. The company reported a 20% increase in same-store sales in April 2020 and has seen the trend continue, supported by its online business. Shares of Wells Fargo fell over the period after the Chief Financial Officer (CFO) predicted higher loan-loss provisions in addition to a sharp drop in interest income for the year. Qualcomm’s stock price rose after the company reported strong quarterly results driven by improving sales forecasts as well as a recently announced licensing deal with Huawei Technologies. During the period, we trimmed the Fund’s position slightly on valuation.

The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were Citigroup (Financials), not holding Danaher (Healthcare), and Total (Energy). Shares of Citigroup fell after the CFO warned revenue could drop as the bank set aside more in reserves to cover potential losses caused by the coronavirus pandemic. Danaher’s stock price rose over the period after its Cepheid unit received Emergency Use Authorization from the Food and Drug Administration (FDA) for its coronavirus test. Shares of Total also fell over the period as the pandemic has drastically reduced demand for crude oil. As of the end of the period, the Fund maintained a position in the company.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Although the market continued its climb in the third quarter of 2020, we are wrestling with many unknowns in the short term. While enormous amounts of liquidity have been pumped into the market to try and safeguard consumer spending, we are still facing high rates of unemployment and each day are reminded of the increasing number of coronavirus cases. As temperatures dip, there is concern that an even higher resurgence of the virus may emerge. Our framework during these turbulent times is to try to avoid balance sheet risk while seeking to

28

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

identify mispriced opportunities that can potentially create enormous value on the other side of the pandemic.

We continue to seek to invest in companies that have reasonable valuations with attractive long-term free cash flow generation, solid balance sheets, and resilient fundamentals.

At the end of the period, the Fund’s largest overweights were to the Information Technology and Financials sectors, while the Fund’s largest underweights were to the Communication Services sector, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	7.8
Consumer Staples	7.2
Energy	4.6
Financials	19.8
Health Care	14.2
Industrials	12.6
Information Technology	11.5
Materials	4.3
Real Estate	4.3
Utilities	6.7

Total	99.0%

Short-Term Investments	0.9
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

29

The Hartford Small Cap Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	14.06%	10.22%	12.40%
Class A2	7.79%	8.98%	11.76%
Class C1	13.31%	9.48%	11.62%
Class C3	12.31%	9.48%	11.62%
Class I1	14.50%	10.58%	12.76%
Class R3[1]	13.80%	9.93%	12.13%
Class R4[1]	14.13%	10.27%	12.47%
Class R5[1]	14.47%	10.61%	12.81%
Class R6[1]	14.62%	10.72%	12.91%
Class Y1	14.58%	10.69%	12.91%
Class F1	14.62%	10.67%	12.80%
Russell 2000 Growth Index	13.37%	10.36%	11.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.49%	1.49%
Class R4	1.18%	1.18%
Class R5	0.86%	0.86%
Class R6	0.77%	0.77%
Class Y	0.87%	0.81%
Class F	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

30

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 14.06%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 13.37% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 17.69% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+38%), Information

Technology (+12%), and Consumer Discretionary (+12%) sectors increased the most, while the Energy (-52%), Real Estate (-12%), and Utilities (-10%) sectors lagged the broader index.

Security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Information Technology, Consumer Staples, and Communication Services sectors contributed positively to relative performance. This was partially offset by weaker selection in the Industrials, Financials, and Real Estate sectors, which detracted from performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight allocation to the Utilities sector and an overweight in the Industrials sector. An overweight allocation to the Consumer Discretionary sector detracted from performance during the period.

The top contributors to relative performance during the period were overweight positions in Five9 (Information Technology), MyoKardia (Healthcare), and Smith & Wesson (Consumer Discretionary). Shares of Five9, a provider of cloud-based software for contact centers, ended the period higher after reporting consecutive earnings results that beat the previous year’s corresponding quarterly results. As of the end of the period, the Fund continued to own this security. Shares of MyoKardia rose over the period. The stock soared in October 2020 on the announcement that Bristol Myers Squibb will acquire the pharmaceutical firm for $13.1 billion. Shares of Smith & Wesson increased significantly over the period after surpassing earnings expectations for the past two quarters. Nationwide coronavirus lockdowns, paired with the environments of civil unrest, have led to an increase in the demand for guns as a form of personal protection. Top absolute contributors for the period included Five9 (Information Technology), MyoKardia (Healthcare), and Teladoc Health (Healthcare).

The top detractors from relative performance included not holding Quidel (Healthcare), and overweight positions in Steve Madden (Consumer Discretionary), and Caleres (Consumer Discretionary). Shares of Quidel rose during the period after the company received emergency use authorization from the U.S. Food and Drug Administration (FDA) for the company’s rapid-result coronavirus test amid a push to ramp up detection of the deadly virus. The company’s Sofia 2 test can provide results in 15 minutes. Not owning the stock, which is a constituent of the Russell 2000 Growth Index, was a detractor from the Fund’s relative performance over the period due to the stock’s strong performance.

31

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Shares of Steve Madden, a women’s fashion footwear company, fell during the period. During the period, we exited this holding in the Fund after coronavirus negatively impacted non-essential retailers. Caleres, an American footwear company, was a top detractor from relative performance during the period. Shares of Caleres fell as the company reported an earnings miss and lower year-over-year sales for the fourth quarter of 2019. Further, the dramatic slowdown in retail demand throughout the U.S. in response to coronavirus has also weighed on the stock price. During the period, we eliminated this position within the Fund on the same basis as Steve Madden. Top absolute detractors for the period included Steve Madden (Consumer Discretionary), Caleres (Consumer Discretionary), and MGIC Investment (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In the next few months, we believe we will know a lot more about whether we will have a vaccine and treatment options to reduce the hospitalization and mortality rate for coronavirus. While we can see additional flare-ups, our base case assumption is that we can return to a new normal towards the end of 2021.

Beyond the U.S. border, there are still parts of the world where the incidence of cases has not stabilized, and in some areas, it does appear that the peak may still be many weeks or even months away. So, unfortunately, a lot of uncertainty remains. We are spending more time understanding the possible permanent or semi-permanent changes to behavior, both from a consumer and corporate perspective, and what that might mean for some of the Fund’s holdings. However, it seems too early to come to conclusions.

We continue to stay focused on the long term as we will eventually put this health crisis behind us. While we did make some changes to the holdings within the Fund, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweights were to the Financials, Information Technology and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Utilities, Healthcare, and Real Estate sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.6%
Consumer Discretionary	15.1
Consumer Staples	3.3
Energy
Financials	5.9
Health Care	33.2
Industrials	12.8
Information Technology	21.8
Materials	3.0
Real Estate	2.8

Total	99.5%

Short-Term Investments	1.6
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

32

Hartford Small Cap Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-14.57%	1.87%	6.59%
Class A2	-19.27%	0.73%	5.99%
Class C1	-15.15%	1.11%	5.79%
Class C3	-15.95%	1.11%	5.79%
Class I1	-14.22%	2.20%	6.79%
Class R3[1]	-14.62%	1.66%	6.44%
Class R4[1]	-14.46%	1.94%	6.72%
Class R5[1]	-14.21%	2.26%	7.01%
Class R6[1]	-14.17%	2.33%	7.06%
Class Y1	-14.18%	2.32%	7.05%
Class F1	-14.22%	2.27%	6.82%
Russell 2000 Value Index	-13.92%	3.71%	7.06%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 09/30/2011. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from

03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 06/04/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.37%	1.30%
Class C	2.14%	2.05%
Class I	1.00%	1.00%
Class R3	1.62%	1.50%
Class R4	1.31%	1.20%
Class R5	1.01%	0.90%
Class R6	0.89%	0.80%
Class Y	1.00%	0.85%
Class F	0.89%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

33

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Sean M. Kammann

Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Value Fund returned -14.57%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -13.92% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -12.85% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.

Four of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Healthcare (+20%), Consumer Staples (+19%), and Consumer Discretionary (+7%) sectors performing best. Conversely, the Energy (-51%), Communication Services (-33%), and Real Estate (-30%) sectors lagged over the period.

Security selection detracted from the Fund’s performance relative to the Russell 2000 Value Index during the period due to weak stock selection in the Industrials, Consumer Discretionary, and Information Technology sectors, which was partially offset by strong stock selection in the Financials, Communication Services, and Utilities sectors. Sector allocation, a result of our bottom-up stock selection process, benefited relative performance. The Fund’s lack of exposure to the Energy sector and an overweight to the Consumer Discretionary sector contributed positively, while the Fund’s underweight to the Healthcare and Materials sectors partially offset these results.

The largest contributors to relative performance over the period were Medifast (Consumer Staples), Sturm Ruger & Co (Consumer Discretionary), and Avid Technology (Information Technology). Shares of Medifast, an American nutrition and weight loss company, rose over the period on strong new client acquisition and coach additions in the second quarter of 2020, which led to an 18% growth rate in revenue year-over-year, coming in significantly higher than consensus estimates. American firearm manufacturing company Sturm Ruger & Co. benefited from rising sales at the beginning of the year, driven by consumer demand, new products, and reduced promotional activity. Outperformance continued in the most recent quarter, with firearm sales climbing 178% year-over-year. Avid Technology is a technology and media company that develops a variety of software and systems. Shares climbed higher on 68% year-over-year growth in subscription revenue for the second quarter of 2020. While product sales and professional services were negatively impacted by the pandemic, high-margin subscriptions have continued to see growth. The company continued to perform well through the end of the period, maintaining momentum in subscription growth.

The largest detractors from relative performance during the period were Great Western (Financials), Knoll (Industrials), and Deluxe (Industrials). Shares of Great Western, a bank holding company based in South Dakota, fell during the period as the company faced challenges from elevated credit costs and outsized provisions in response to a significantly weaker economic outlook resulting from coronavirus. Knoll designs and manufactures branded office furniture products and textiles. The company’s net sales declined more than 25% in the second quarter of 2020 following steep declines in incoming orders during April and May. The third quarter of 2020 saw revenues decline, and gross margin shrink despite multiple rounds of layoffs conducted to reduce costs. After withdrawing guidance in March 2020 given uncertainties around coronavirus, shares of Deluxe, a company offering check printing and related business services, fell considerably. First-quarter profitability was pressured by deteriorating sales and asset impairment charges as the U.S. moved into a lockdown.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we begin to think longer-term about the implications of the enormous federal budget deficits built during this crisis, we observe that the most consistent way countries have dealt with this throughout history is through higher inflation. We do not expect this to occur imminently, but it seems probable over the medium term. We believe that inflationary

34

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

periods tend to be a favorable backdrop for valuation focused investing. We continue to focus our efforts on seeking to find the most attractive long-term excess return opportunities, while seeking to balance this against the associated risks.

At the end of the period, the Fund was most overweight to the Information Technology, Financials, and Consumer Staples sectors, and most underweight to the Real Estate, Energy, and Utilities sectors relative to the Russell 2000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	12.8
Consumer Staples	6.4
Financials	34.5
Health Care	5.6
Industrials	17.6
Information Technology	12.5
Materials	3.5
Real Estate	3.0
Utilities	2.2

Total	99.8%

Short-Term Investments	2.7
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

35

The Hartford Small Company Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	33.28%	15.11%	13.16%
Class A2	25.95%	13.81%	12.52%
Class C1	32.18%	14.22%	12.32%
Class C3	31.18%	14.22%	12.32%
Class I1	33.65%	15.41%	13.46%
Class R3[1]	32.97%	14.88%	12.94%
Class R4[1]	33.34%	15.21%	13.28%
Class R5[1]	33.74%	15.56%	13.62%
Class R6[1]	33.85%	15.64%	13.71%
Class Y1	33.71%	15.61%	13.69%
Class F1	33.81%	15.54%	13.52%
Russell 2000 Growth Index	13.37%	10.36%	11.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.35%	1.35%
Class C	2.15%	2.15%
Class I	1.05%	1.05%
Class R3	1.63%	1.56%
Class R4	1.33%	1.26%
Class R5	1.03%	0.96%
Class R6	0.92%	0.91%
Class Y	0.98%	0.96%
Class F	0.91%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

36

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Ranjit Ramachandran, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 33.28%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 13.37% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 17.69% average return of the Lipper Small-Cap Growth Funds peer group , a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, rose 9.4% over the trailing twelve-month period ending October 31, 2020. Small-, mid- and large-cap growth equities outperformed the broader market during this period. The first quarter of 2020 ended sharply lower as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020 bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Growth significantly outperformed value in all market cap ranges during the period.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+38%), Information

Technology (+12%), and Consumer Discretionary (+12%) sectors increased the most, while the Energy (-52%), Real Estate (-12%), and Utilities (-10%) sectors lagged the broader index.

During the period, security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. Strong selection in the Healthcare, Information Technology, and Industrials sectors contributed positively to relative performance, slightly offset by weak selection in the Materials and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight allocation to the Industrials sector.

The top contributors to relative performance during the period were Livongo Health (Healthcare), Chegg (Consumer Discretionary), and Boston Beer Co. (Consumer Discretionary). Shares of Livongo Health, a virtual healthcare provider, rose after the company announced second quarter 2020 revenue that was above expectations. Livongo also announced a merger agreement with Teledoc Health which is anticipated to position the firm as one of the leaders in comprehensive virtual care during a time of unprecedented demand and is anticipated to further expand access to underserved populations. Shares of Chegg rose over the period after reporting first-quarter earnings that surpassed expectations. The online textbook rental and learning services company saw subscriptions increase by 35% from last year as institutions moved to online learning in response to coronavirus. Shares of Boston Beer Co., a beverage company with key brands Samuel Adams and Twisted Tea, rose after the company reported strong results driven by the company’s Truly seltzer brand despite increasing competition in the spiked seltzer market. Top absolute contributors for the period included Livongo Health (Healthcare) and Chegg (Consumer Discretionary).

The top detractors from relative performance during the period included Curtiss-Wright (Industrials), Ingevity (Materials), and not holding benchmark constituent Quidel (Healthcare). Shares of Curtiss-Wright, an engineered components manufacturer servicing aerospace, defense, power generation and general industrial end markets, fell during the period as coronavirus created uncertainty for future economic growth. Shares declined on commercial aerospace and defense budget concerns. Shares of Quidel rose during the period on the heels of the U.S. Food and Drug Administration (FDA) Emergency Use Authorization for the company’s rapid-result coronavirus test amid a push to ramp up detection of the virus. The company’s Sofia 2 test can provide results in 15 minutes. Shares of Ingevity, a specialty chemicals manufacturer, traded down after

37

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

management cited coronavirus-related challenges in their automobile and oil and gas end-markets. Top absolute detractors for the period included NexPoint Residential (Real Estate), Performance Foods Group (Consumer Staples), and Marriott Vacations (Consumer Discretionary).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Overall, we continue to have significant uncertainty around the timing of the economic recovery, full deployment of an effective vaccine for coronavirus and policy changes that may occur as a result of the U.S. election. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index.

In recent months, we have been trimming or eliminating stocks in the Fund that performed strongly. We have been investing in companies that we believe may perform well in a recovering economy as well as investing in companies that we believe may perform well in a more challenged macro environment.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Industrials, and Information Technology sectors, while the Fund’s largest underweights were to the Healthcare, Consumer Staples, and Real Estate sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.1%
Consumer Discretionary	18.6
Consumer Staples	0.9
Financials	9.0
Health Care	26.1
Industrials	16.6
Information Technology	21.9
Materials	0.8
Real Estate	1.3

Total	97.3%

Short-Term Investments	4.8
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

Hartford Domestic Equity Funds

Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

39

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
The Hartford Capital Appreciation Fund

Class A	$1,000.00	$1,161.90	$5.76	$1,000.00	$1,019.81	$5.38	1.06%
Class C	$1,000.00	$1,157.70	$9.93	$1,000.00	$1,015.94	$9.27	1.83%
Class I	$1,000.00	$1,163.80	$4.24	$1,000.00	$1,021.22	$3.96	0.78%
Class R3	$1,000.00	$1,160.00	$7.71	$1,000.00	$1,018.00	$7.20	1.42%
Class R4	$1,000.00	$1,162.00	$5.92	$1,000.00	$1,019.66	$5.53	1.09%
Class R5	$1,000.00	$1,163.60	$4.35	$1,000.00	$1,021.12	$4.06	0.80%
Class R6	$1,000.00	$1,164.30	$3.86	$1,000.00	$1,021.57	$3.61	0.71%
Class Y	$1,000.00	$1,163.90	$4.13	$1,000.00	$1,021.32	$3.86	0.76%
Class F	$1,000.00	$1,164.10	$3.81	$1,000.00	$1,021.62	$3.56	0.70%

Hartford Core Equity Fund

Class A	$1,000.00	$1,147.00	$3.94	$1,000.00	$1,021.47	$3.71	0.73%
Class C	$1,000.00	$1,142.60	$7.97	$1,000.00	$1,017.70	$7.51	1.48%
Class I	$1,000.00	$1,148.70	$2.54	$1,000.00	$1,022.77	$2.39	0.47%
Class R3	$1,000.00	$1,145.10	$5.72	$1,000.00	$1,019.81	$5.38	1.06%
Class R4	$1,000.00	$1,147.10	$4.05	$1,000.00	$1,021.37	$3.81	0.75%
Class R5	$1,000.00	$1,148.40	$2.59	$1,000.00	$1,022.72	$2.44	0.48%
Class R6	$1,000.00	$1,149.00	$2.05	$1,000.00	$1,023.23	$1.93	0.38%
Class Y	$1,000.00	$1,148.80	$2.48	$1,000.00	$1,022.82	$2.34	0.46%
Class F	$1,000.00	$1,149.30	$2.05	$1,000.00	$1,023.23	$1.93	0.38%

40

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford Dividend and Growth Fund

Class A	$1,000.00	$1,078.70	$5.23	$1,000.00	$1,020.11	$5.08	1.00%
Class C	$1,000.00	$1,074.20	$9.28	$1,000.00	$1,016.19	$9.02	1.78%
Class I	$1,000.00	$1,080.20	$3.82	$1,000.00	$1,021.47	$3.71	0.73%
Class R3	$1,000.00	$1,077.30	$7.05	$1,000.00	$1,018.35	$6.85	1.35%
Class R4	$1,000.00	$1,078.60	$5.49	$1,000.00	$1,019.86	$5.33	1.05%
Class R5	$1,000.00	$1,080.00	$3.92	$1,000.00	$1,021.37	$3.81	0.75%
Class R6	$1,000.00	$1,080.50	$3.40	$1,000.00	$1,021.87	$3.30	0.65%
Class Y	$1,000.00	$1,080.30	$3.61	$1,000.00	$1,021.67	$3.51	0.69%
Class F	$1,000.00	$1,080.70	$3.40	$1,000.00	$1,021.87	$3.30	0.65%

The Hartford Equity Income Fund

Class A	$1,000.00	$1,061.70	$5.23	$1,000.00	$1,020.06	$5.13	1.01%
Class C	$1,000.00	$1,057.80	$9.10	$1,000.00	$1,016.29	$8.92	1.76%
Class I	$1,000.00	$1,063.60	$3.89	$1,000.00	$1,021.37	$3.81	0.75%
Class R3	$1,000.00	$1,060.30	$6.99	$1,000.00	$1,018.35	$6.85	1.35%
Class R4	$1,000.00	$1,061.80	$5.44	$1,000.00	$1,019.86	$5.33	1.05%
Class R5	$1,000.00	$1,063.00	$3.99	$1,000.00	$1,021.27	$3.91	0.77%
Class R6	$1,000.00	$1,063.40	$3.48	$1,000.00	$1,021.77	$3.40	0.67%
Class Y	$1,000.00	$1,063.10	$3.73	$1,000.00	$1,021.52	$3.66	0.72%
Class F	$1,000.00	$1,064.00	$3.42	$1,000.00	$1,021.82	$3.35	0.66%

The Hartford Growth Opportunities Fund

Class A	$1,000.00	$1,364.50	$6.42	$1,000.00	$1,019.71	$5.48	1.08%
Class C	$1,000.00	$1,359.50	$10.91	$1,000.00	$1,015.89	$9.32	1.84%
Class I	$1,000.00	$1,366.70	$4.82	$1,000.00	$1,021.06	$4.12	0.81%
Class R3	$1,000.00	$1,362.30	$8.37	$1,000.00	$1,018.05	$7.15	1.41%
Class R4	$1,000.00	$1,364.40	$6.60	$1,000.00	$1,019.56	$5.63	1.11%
Class R5	$1,000.00	$1,366.40	$5.00	$1,000.00	$1,020.91	$4.27	0.84%
Class R6	$1,000.00	$1,367.20	$4.40	$1,000.00	$1,021.42	$3.76	0.74%
Class Y	$1,000.00	$1,367.00	$4.64	$1,000.00	$1,021.22	$3.96	0.78%
Class F	$1,000.00	$1,367.10	$4.40	$1,000.00	$1,021.42	$3.76	0.74%

The Hartford Healthcare Fund

Class A	$1,000.00	$1,098.80	$6.70	$1,000.00	$1,018.75	$6.44	1.27%
Class C	$1,000.00	$1,094.50	$10.69	$1,000.00	$1,014.93	$10.28	2.03%
Class I	$1,000.00	$1,100.10	$5.23	$1,000.00	$1,020.16	$5.03	0.99%
Class R3	$1,000.00	$1,096.90	$8.43	$1,000.00	$1,017.09	$8.11	1.60%
Class R4	$1,000.00	$1,098.70	$6.81	$1,000.00	$1,018.65	$6.55	1.29%
Class R5	$1,000.00	$1,100.10	$5.33	$1,000.00	$1,020.06	$5.13	1.01%
Class R6	$1,000.00	$1,100.70	$4.81	$1,000.00	$1,020.56	$4.62	0.91%
Class Y	$1,000.00	$1,100.50	$5.02	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,100.80	$4.81	$1,000.00	$1,020.56	$4.62	0.91%

The Hartford MidCap Fund

Class A	$1,000.00	$1,140.40	$5.97	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,135.70	$10.04	$1,000.00	$1,015.74	$9.48	1.87%
Class I	$1,000.00	$1,141.90	$4.68	$1,000.00	$1,020.76	$4.42	0.87%
Class R3	$1,000.00	$1,138.00	$7.95	$1,000.00	$1,017.70	$7.51	1.48%
Class R4	$1,000.00	$1,139.90	$6.19	$1,000.00	$1,019.36	$5.84	1.15%
Class R5	$1,000.00	$1,141.90	$4.52	$1,000.00	$1,020.91	$4.27	0.84%
Class R6	$1,000.00	$1,142.10	$4.09	$1,000.00	$1,021.32	$3.86	0.76%
Class Y	$1,000.00	$1,141.70	$4.25	$1,000.00	$1,021.17	$4.01	0.79%
Class F	$1,000.00	$1,142.00	$4.04	$1,000.00	$1,021.37	$3.81	0.75%

41

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford MidCap Value Fund

Class A	$1,000.00	$1,069.20	$6.66	$1,000.00	$1,018.70	$6.50	1.28%
Class C	$1,000.00	$1,065.00	$10.64	$1,000.00	$1,014.83	$10.38	2.05%
Class I	$1,000.00	$1,071.10	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class R3	$1,000.00	$1,066.90	$8.10	$1,000.00	$1,017.29	$7.91	1.56%
Class R4	$1,000.00	$1,068.80	$6.55	$1,000.00	$1,018.80	$6.39	1.26%
Class R5	$1,000.00	$1,070.90	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class Y	$1,000.00	$1,071.60	$4.74	$1,000.00	$1,020.56	$4.62	0.91%
Class F	$1,000.00	$1,072.00	$4.37	$1,000.00	$1,020.91	$4.27	0.84%

Hartford Quality Value Fund

Class A	$1,000.00	$1,060.40	$4.66	$1,000.00	$1,020.61	$4.57	0.90%
Class C	$1,000.00	$1,056.20	$8.84	$1,000.00	$1,016.54	$8.67	1.71%
Class I	$1,000.00	$1,062.50	$2.90	$1,000.00	$1,022.32	$2.85	0.56%
Class R3	$1,000.00	$1,059.40	$6.00	$1,000.00	$1,019.31	$5.89	1.16%
Class R4	$1,000.00	$1,060.40	$4.51	$1,000.00	$1,020.76	$4.42	0.87%
Class R5	$1,000.00	$1,062.10	$3.01	$1,000.00	$1,022.22	$2.95	0.58%
Class R6	$1,000.00	$1,063.10	$2.39	$1,000.00	$1,022.82	$2.34	0.46%
Class Y	$1,000.00	$1,062.60	$3.01	$1,000.00	$1,022.22	$2.95	0.58%
Class F	$1,000.00	$1,062.70	$2.39	$1,000.00	$1,022.82	$2.34	0.46%

The Hartford Small Cap Growth Fund

Class A	$1,000.00	$1,221.50	$7.04	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,217.80	$10.59	$1,000.00	$1,015.59	$9.63	1.90%
Class I	$1,000.00	$1,223.90	$4.81	$1,000.00	$1,020.81	$4.37	0.86%
Class R3	$1,000.00	$1,220.30	$8.43	$1,000.00	$1,017.55	$7.66	1.51%
Class R4	$1,000.00	$1,221.90	$6.76	$1,000.00	$1,019.05	$6.14	1.21%
Class R5	$1,000.00	$1,223.80	$5.03	$1,000.00	$1,020.61	$4.57	0.90%
Class R6	$1,000.00	$1,224.60	$4.42	$1,000.00	$1,021.17	$4.01	0.79%
Class Y	$1,000.00	$1,224.30	$4.64	$1,000.00	$1,020.96	$4.22	0.83%
Class F	$1,000.00	$1,224.50	$4.42	$1,000.00	$1,021.17	$4.01	0.79%

Hartford Small Cap Value Fund

Class A	$1,000.00	$1,146.60	$6.96	$1,000.00	$1,018.65	$6.55	1.29%
Class C	$1,000.00	$1,141.00	$10.92	$1,000.00	$1,014.93	$10.28	2.03%
Class I	$1,000.00	$1,147.80	$5.07	$1,000.00	$1,020.41	$4.77	0.94%
Class R3	$1,000.00	$1,144.90	$7.66	$1,000.00	$1,018.00	$7.20	1.42%
Class R4	$1,000.00	$1,146.60	$6.42	$1,000.00	$1,019.15	$6.04	1.19%
Class R5	$1,000.00	$1,148.50	$4.70	$1,000.00	$1,020.76	$4.42	0.87%
Class R6	$1,000.00	$1,148.50	$4.32	$1,000.00	$1,021.12	$4.06	0.80%
Class Y	$1,000.00	$1,148.70	$4.59	$1,000.00	$1,020.86	$4.32	0.85%
Class F	$1,000.00	$1,147.80	$4.32	$1,000.00	$1,021.12	$4.06	0.80%

The Hartford Small Company Fund

Class A	$1,000.00	$1,386.60	$7.86	$1,000.00	$1,018.55	$6.65	1.31%
Class C	$1,000.00	$1,380.30	$12.86	$1,000.00	$1,014.33	$10.89	2.15%
Class I	$1,000.00	$1,388.40	$6.00	$1,000.00	$1,020.11	$5.08	1.00%
Class R3	$1,000.00	$1,385.10	$9.29	$1,000.00	$1,017.34	$7.86	1.55%
Class R4	$1,000.00	$1,386.90	$7.50	$1,000.00	$1,018.85	$6.34	1.25%
Class R5	$1,000.00	$1,388.70	$5.70	$1,000.00	$1,020.36	$4.82	0.95%
Class R6	$1,000.00	$1,389.80	$5.41	$1,000.00	$1,020.61	$4.57	0.90%
Class Y	$1,000.00	$1,388.90	$5.70	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,389.80	$5.41	$1,000.00	$1,020.61	$4.57	0.90%

42

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.7%
	Automobiles & Components - 0.2%
185,948	Thor Industries, Inc.	$15,727,482

	Banks - 2.0%
1,965,717	Bank of America Corp.	46,587,493
183,540	M&T Bank Corp.	19,011,073
158,950	PNC Financial Services Group, Inc.	17,783,326
552,763	Western Alliance Bancorp	22,773,836
609,629	Zions Bancorp N.A	19,672,728

		125,828,456

	Capital Goods - 7.0%
156,184	3M Co.	24,983,193
217,731	Caterpillar, Inc.	34,194,654
656,094	Colfax Corp.*	17,839,196
370,214	Emerson Electric Co.	23,986,165
187,506	Fortive Corp.	11,550,370
196,424	General Dynamics Corp.	25,796,364
451,394	HD Supply Holdings, Inc.*	17,992,565
806,800	HF Global, Inc.(1)(2)(3)	12,505,400
1,260,965	Ingersoll Rand, Inc.*	44,058,117
813,015	JELD-WEN Holding, Inc.*	17,097,705
415,293	Johnson Controls International plc	17,529,517
568,274	Kennametal, Inc.	17,616,494
35,588	L3Harris Technologies, Inc.	5,733,583
186,453	Lockheed Martin Corp.	65,282,789
116,002	Middleby Corp.*	11,546,839
174,806	Northrop Grumman Corp.	50,662,275
311,016	Raytheon Technologies Corp.	16,894,389
507,848	SPX FLOW, Inc.*	21,507,363
149,305	Westinghouse Air Brake Technologies Corp.	8,853,786

		445,630,764

	Commercial & Professional Services - 1.5%
396,652	Clean Harbors, Inc.*	21,010,656
413,986	Copart, Inc.*	45,687,495
36,626	CoStar Group, Inc.*	30,165,540

		96,863,691

	Consumer Durables & Apparel - 3.6%
213,900	Carter’s, Inc.	17,422,155
193,562	Lennar Corp. Class A	13,593,859
566,570	NIKE, Inc. Class B	68,033,726
303,944	Peloton Interactive, Inc. Class A*	33,497,668
277,468	Polaris, Inc.	25,210,743
830,540	Steven Madden Ltd.	19,941,265
844,293	Under Armour, Inc. Class A*	11,685,015
1,344,942	Under Armour, Inc. Class C*	16,448,641
368,847	VF Corp.	24,786,518

		230,619,590

	Consumer Services - 5.0%
310,230	Aramark	8,605,780
231,098	Chegg, Inc.*	16,971,837
1,352,892	DraftKings, Inc. Class A*	47,892,377
573,339	Las Vegas Sands Corp.	27,554,672
769,873	McDonald’s Corp.	163,982,949
244,177	Penn National Gaming, Inc.*	13,180,674
437,866	Wyndham Hotels & Resorts, Inc.	20,365,148
208,256	Yum! Brands, Inc.	19,436,533

		317,989,970

	Diversified Financials - 2.2%
931,551	American Express Co.	84,994,713
617,333	Bank of New York Mellon Corp.	21,211,562
251,480	Blackstone Group, Inc. Class A	12,679,622
427,943	Voya Financial, Inc.	20,511,308

		139,397,205

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Energy - 0.2%
482,698	Diamondback Energy, Inc.	$12,530,840

	Food & Staples Retailing - 0.7%
904,967	U.S. Foods Holding Corp.*	18,913,811
184,855	Walmart, Inc.	25,648,631

		44,562,442

	Food, Beverage & Tobacco - 7.6%
703,498	Altria Group, Inc.	25,382,208
222,464	Brown-Forman Corp. Class B	15,507,965
1,468,786	Coca-Cola Co.	70,589,855
261,105	Constellation Brands, Inc. Class A	43,142,379
1,790,435	Diageo plc	57,863,002
450,538	General Mills, Inc.	26,635,807
192,269	JM Smucker Co.	21,572,582
245,577	Kellogg Co.	15,444,337
252,689	Lamb Weston Holdings, Inc.	16,033,117
758,045	Mondelez International, Inc. Class A	40,267,350
653,922	Monster Beverage Corp.*	50,070,808
482,637	PepsiCo., Inc.	64,330,686
533,507	Philip Morris International, Inc.	37,889,667

		484,729,763

	Health Care Equipment & Services - 9.5%
79,694	ABIOMED, Inc.*	20,073,325
444,511	Acadia Healthcare Co., Inc.*	15,846,817
90,838	Align Technology, Inc.*	38,704,255
464,082	Baxter International, Inc.	35,998,841
39,335	Becton Dickinson and Co.	9,091,499
262,671	Centene Corp.*	15,523,856
334,148	Cerner Corp.	23,420,433
250,781	Danaher Corp.	57,564,271
71,758	DexCom, Inc.*	22,932,422
330,439	Encompass Health Corp.	20,259,215
264,931	Henry Schein, Inc.*	16,844,313
137,936	Hill-Rom Holdings, Inc.	12,561,831
340,654	Hologic, Inc.*	23,443,808
235,271	Insulet Corp.*	52,288,980
66,362	Intuitive Surgical, Inc.*	44,268,763
648,689	Medtronic plc	65,238,653
66,977	Molina Healthcare, Inc.*	12,489,201
66,176	Teleflex, Inc.	21,059,188
228,032	UnitedHealth Group, Inc.	69,581,684
89,534	Veeva Systems, Inc. Class A*	24,178,657

		601,370,012

	Household & Personal Products - 2.6%
94,437	Clorox Co.	19,572,068
939,929	Colgate-Palmolive Co.	74,150,999
302,655	Kimberly-Clark Corp.	40,129,027
208,631	Procter & Gamble Co.	28,603,310

		162,455,404

	Insurance - 3.6%
1,027,258	Aflac, Inc.	34,875,409
157,135	Assurant, Inc.	19,542,880
456,889	Chubb Ltd.	59,354,450
1,284,271	CNO Financial Group, Inc.	22,795,810
223,490	Globe Life, Inc.	18,122,804
179,106	Hanover Insurance Group, Inc.	17,133,280
230,529	Kemper Corp.	14,214,418
386,239	Marsh & McLennan Cos., Inc.	39,960,287

		225,999,338

	Materials - 3.1%
449,355	Barrick Gold Corp.	12,011,259
228,861	Celanese Corp.	25,978,012
182,197	Ecolab, Inc.	33,449,547

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Materials - 3.1% - (continued)
451,283	FMC Corp.	$46,364,816
365,403	Linde plc	80,512,897

		198,316,531

	Media & Entertainment - 6.0%
431,870	Activision Blizzard, Inc.	32,705,515
32,393	Alphabet, Inc. Class A*	52,350,651
323,317	Facebook, Inc. Class A*	85,067,936
250,485	Match Group, Inc.*	29,251,638
417,595	Omnicom Group, Inc.	19,710,484
443,531	Pinterest, Inc. Class A*	26,146,152
134,073	Roku, Inc.*	27,136,375
946,486	Snap, Inc. Class A*	37,282,084
91,598	Spotify Technology S.A.*	21,973,444
409,541	Twitter, Inc.*	16,938,616
256,235	Walt Disney Co.	31,068,494

		379,631,389

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
141,485	Alnylam Pharmaceuticals, Inc.*	17,398,410
256,869	AstraZeneca plc ADR	12,884,549
17,410	Biogen, Inc.*	4,388,539
61,045	Bluebird Bio, Inc.*	3,156,637
527,851	ChemoCentryx, Inc.*	25,336,848
516,739	Elanco Animal Health, Inc.*	16,024,076
319,949	Exact Sciences Corp.*	39,619,285
129,743	Galapagos N.V.*	15,165,291
2,100	Galapagos N.V. ADR*(4)	244,608
236,834	Heron Therapeutics, Inc.*	3,862,763
520,726	Johnson & Johnson	71,396,742
82,374	Kodiak Sciences, Inc.*	7,480,383
23,275	Mettler-Toledo International, Inc.*	23,226,355
1,842,700	Pfizer, Inc.	65,378,996
559,437	PTC Therapeutics, Inc.*	29,197,017
41,235	Reata Pharmaceuticals, Inc. Class A*	4,812,537
31,921	Regeneron Pharmaceuticals, Inc.*	17,350,979
93,799	Seagen, Inc.*	15,645,673
69,313	Thermo Fisher Scientific, Inc.	32,793,367
115,232	Vertex Pharmaceuticals, Inc.*	24,009,739

		429,372,794

	Real Estate - 3.6%
139,172	Alexandria Real Estate Equities, Inc. REIT	21,087,341
75,326	American Tower Corp. REIT	17,298,616
426,581	Americold Realty Trust REIT	15,455,030
127,761	Crown Castle International Corp. REIT	19,956,268
27,488	Equinix, Inc. REIT	20,100,325
682,822	Gaming and Leisure Properties, Inc. REIT	24,820,580
456,843	Highwoods Properties, Inc. REIT	13,600,216
166,033	Life Storage, Inc. REIT	18,952,667
127,984	Public Storage REIT	29,317,295
828,139	STORE Capital Corp. REIT	21,283,172
1,274,634	VICI Properties, Inc. REIT	29,252,850
8,145	We Co. Class A(1)(2)(3)	41,377

		231,165,737

	Retailing - 8.9%
95,472	Alibaba Group Holding Ltd. ADR*	29,089,364
59,856	Amazon.com, Inc.*	181,731,794
19,384	AutoZone, Inc.*	21,884,148
32,126	Booking Holdings, Inc.*	52,124,435
410,633	Chewy, Inc. Class A*(4)	25,294,993
133,306	Dollar General Corp.	27,822,295
10,615	JAND, Inc. Class A*(1)(2)(3)	234,804
411,696	Lowe’s Cos., Inc.	65,089,138
2,919,644	TJX Cos., Inc.	148,317,915

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Retailing - 8.9% - (continued)
316,327	Tory Burch LLC*(1)(2)(3)	$13,051,639

		564,640,525

	Semiconductors & Semiconductor Equipment - 4.1%
532,372	Advanced Micro Devices, Inc.*	40,082,288
214,828	First Solar, Inc.*	18,699,703
901,947	Marvell Technology Group Ltd.	33,832,032
611,779	Micron Technology, Inc.*	30,796,955
190,623	MKS Instruments, Inc.	20,661,627
148,550	NVIDIA Corp.	74,477,028
289,355	Texas Instruments, Inc.	41,837,839

		260,387,472

	Software & Services - 10.6%
163,722	Accenture plc Class A	35,512,939
254,738	Amdocs Ltd.	14,362,128
86,071	Citrix Systems, Inc.	9,749,262
39,741	Fair Isaac Corp.*	15,556,615
180,360	FleetCor Technologies, Inc.*	39,843,328
753,395	Genpact Ltd.	25,894,186
202,256	Global Payments, Inc.	31,903,861
562,006	GoDaddy, Inc. Class A*	39,756,305
179,549	Guidewire Software, Inc.*	17,256,454
363,524	International Business Machines Corp.	40,591,090
218,217	Leidos Holdings, Inc.	18,112,011
244,945	Microsoft Corp.	49,594,014
2,016,017	Multiplan Corp.*(4)	14,716,924
826,571	Oracle Corp.	46,378,899
61,641	Paycom Software, Inc.*	22,442,872
70,115	RingCentral, Inc. Class A*	18,113,509
197,224	Splunk, Inc.*	39,058,241
289,147	Square, Inc. Class A*	44,783,087
144,981	Visa, Inc. Class A	26,344,498
178,113	WEX, Inc.*	22,540,200
469,325	Workday, Inc. Class A*	98,614,569

		671,124,992

	Technology Hardware & Equipment - 4.1%
1,260,615	Apple, Inc.	137,230,549
207,503	CDW Corp.	25,439,868
1,209,882	Cisco Systems, Inc.	43,434,764
1,943,744	Flex Ltd.*	27,503,978
289,628	Lumentum Holdings, Inc.*	23,949,339
75,002	Vontier Corp.*	2,155,557

		259,714,055

	Telecommunication Services - 0.8%
451,140	T-Mobile U.S., Inc.*	49,431,410

	Transportation - 3.7%
337,312	Canadian National Railway Co.	33,508,401
195,251	FedEx Corp.	50,661,777
206,352	J.B. Hunt Transport Services, Inc.	25,121,293
63,277	Southwest Airlines Co.	2,501,340
1,094,942	Uber Technologies, Inc.*	36,582,012
254,583	Union Pacific Corp.	45,109,562
254,585	United Parcel Service, Inc. Class B	39,997,849

		233,482,234

	Utilities - 0.4%
211,718	Sempra Energy	26,540,968

	Total Common Stocks (cost $5,189,569,720)	$6,207,513,064

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Convertible Preferred Stocks - 0.7%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$540,836

	Consumer Services - 0.0%
20,148	Airbnb, Inc. Series E*(1)(2)(3)	840,675

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(1)(2)(3)	5,432,669

	Real Estate - 0.2%
674,436	We Co. Series D1*(1)(2)(3)	5,280,834
599,094	We Co. Series D2*(1)(2)(3)	4,690,906

		9,971,740

	Retailing - 0.2%
269,407	Coupang LLC *(1)(2)(3)	2,311,512
28,025	Honest Co., Inc. Series C*(1)(2)(3)	988,161
278,194	Honest Co., Inc. Series D *(1)(2)(3)	11,461,593
23,702	JAND, Inc. Series D*(1)(2)(3)	531,399

		15,292,665

	Software & Services - 0.2%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(3)	1,314,563
77,707	Lookout, Inc. Series F*(1)(2)(3)	674,497
47,064	Sharecare, Inc. Series B2*(1)(2)(3)	10,858,135

		12,847,195

	Total Convertible Preferred Stocks (cost $56,463,187)	$44,925,780

Escrows - 0.0%(5)
	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	$13,333

	Software & Services - 0.0%
58,205	Veracode, Inc.*(1)(2)(3)	39,056

	Total Escrows (cost $—)	$52,389

	Total Long-Term Investments (cost $5,246,032,907)	$6,252,491,233

Short-Term Investments - 1.4%
	Repurchase Agreements - 1.2%
77,872,403	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $77,872,792; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $79,429,944	$77,872,403

	Securities Lending Collateral - 0.2%
13,291,701	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)	13,291,701
13,415	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)	13,415

		13,305,116

	Total Short-Term Investments (cost $91,177,519)	$91,177,519

Total Investments (cost $5,337,210,426)	99.8%	$6,343,668,752
Other Assets and Liabilities	0.2%	13,288,365

Total Net Assets	100.0%	$6,356,957,117

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $70,811,389, which represented 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $70,811,389 or 1.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	20,148	$937,833	$840,675
11/2014	Coupang LLC Convertible Preferred	269,407	838,697	2,311,512
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	895,999	1,314,563
06/2015	HF Global, Inc.	806,800	10,846,942	12,505,400
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	988,161
08/2015	Honest Co., Inc. Series D Convertible Preferred	278,194	12,728,766	11,461,593
04/2015	JAND, Inc. Class A	10,615	121,916	234,804
04/2015	JAND, Inc. Series D Convertible Preferred	23,702	272,225	531,399
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	674,497
01/2014	One Kings Lane, Inc.	83,332	—	13,333
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	540,836
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	47,064	11,759,882	10,858,135
09/2015	Social Finance, Inc. Series F Convertible Preferred	348,919	5,504,651	5,432,669
11/2013	Tory Burch LLC	316,327	24,792,580	13,051,639
04/2017	Veracode, Inc.	58,205	—	39,056
12/2014	We Co. Class A	8,145	135,624	41,377

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
12/2014	We Co. Series D1 Convertible Preferred	674,436	$11,230,142	$5,280,834
12/2014	We Co. Series D2 Convertible Preferred	599,094	9,975,610	$4,690,906

			$92,360,250	$70,811,389

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	390	12/18/2020	$63,661,650	$(2,106,396)

Total futures contracts				$(2,106,396)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$15,727,482	$15,727,482	$—	$—
Banks	125,828,456	125,828,456	—	—
Capital Goods	445,630,764	433,125,364	—	12,505,400
Commercial & Professional Services	96,863,691	96,863,691	—	—
Consumer Durables & Apparel	230,619,590	230,619,590	—	—
Consumer Services	317,989,970	317,989,970	—	—
Diversified Financials	139,397,205	139,397,205	—	—
Energy	12,530,840	12,530,840	—	—
Food & Staples Retailing	44,562,442	44,562,442	—	—
Food, Beverage & Tobacco	484,729,763	426,866,761	57,863,002	—
Health Care Equipment & Services	601,370,012	601,370,012	—	—
Household & Personal Products	162,455,404	162,455,404	—	—
Insurance	225,999,338	225,999,338	—	—
Materials	198,316,531	198,316,531	—	—
Media & Entertainment	379,631,389	379,631,389	—	—
Pharmaceuticals, Biotechnology & Life Sciences	429,372,794	414,207,503	15,165,291	—
Real Estate	231,165,737	231,124,360	—	41,377
Retailing	564,640,525	551,354,082	—	13,286,443
Semiconductors & Semiconductor Equipment	260,387,472	260,387,472	—	—
Software & Services	671,124,992	671,124,992	—	—
Technology Hardware & Equipment	259,714,055	259,714,055	—	—
Telecommunication Services	49,431,410	49,431,410	—	—
Transportation	233,482,234	233,482,234	—	—
Utilities	26,540,968	26,540,968	—	—
Convertible Preferred Stocks	44,925,780	—	—	44,925,780
Escrows	52,389	—	—	52,389
Short-Term Investments	91,177,519	13,305,116	77,872,403	—

Total	$6,343,668,752	$6,121,956,667	$150,900,696	$70,811,389

Liabilities
Futures Contracts(2)	$(2,106,396)	$(2,106,396)	$—	$—

Total	$(2,106,396)	$(2,106,396)	$—	$—

(1)

For the year ended October 31, 2020, investments valued at $17,924,974 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2020:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$66,160,890	$53,985,898	$56,188	$120,202,976
Sales	(16,418,315)	(1,805,662)	(18,051)	(18,242,028)
Total realized gain/(loss)	(35,113)	143,885	18,051	126,823
Net change in unrealized appreciation/(depreciation)	(5,949,268)	(7,398,341)	(3,799)	(13,351,408)
Transfers out of Level 3	(17,924,974)	—	—	(17,924,974)

Ending balance	$25,833,220	$44,925,780	$52,389	$70,811,389

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2020 was $(13,240,836).

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.0%
	Banks - 4.9%
6,116,367	Bank of America Corp.	$144,957,898
1,764,993	JP Morgan Chase & Co.	173,039,913
903,569	PNC Financial Services Group, Inc.	101,091,300

		419,089,111

	Capital Goods - 5.4%
951,722	AMETEK, Inc.	93,459,100
1,360,549	Fortune Brands Home & Security, Inc.	110,027,598
421,353	IDEX Corp.	71,794,338
594,759	Illinois Tool Works, Inc.	116,501,393
1,355,794	Raytheon Technologies Corp.	73,646,730

		465,429,159

	Commercial & Professional Services - 1.8%
480,348	Equifax, Inc.	65,615,537
1,009,666	Republic Services, Inc.	89,022,251

		154,637,788

	Consumer Durables & Apparel - 2.4%
897,307	NIKE, Inc. Class B	107,748,625
1,506,992	VF Corp.	101,269,862

		209,018,487

	Consumer Services - 1.6%
638,422	McDonald’s Corp.	135,983,886

	Diversified Financials - 3.2%
893,815	American Express Co.	81,551,680
151,518	BlackRock, Inc.	90,791,101
2,174,873	Morgan Stanley	104,720,135

		277,062,916

	Energy - 0.7%
1,736,617	EOG Resources, Inc.	59,461,766

	Food & Staples Retailing - 3.0%
305,474	Costco Wholesale Corp.	109,243,612
1,043,778	Walmart, Inc.	144,824,197

		254,067,809

	Food, Beverage & Tobacco - 2.9%
694,296	Constellation Brands, Inc. Class A	114,718,528
679,884	Kellogg Co.	42,757,905
1,191,831	Monster Beverage Corp.*	91,258,500

		248,734,933

	Health Care Equipment & Services - 8.9%
771,933	Abbott Laboratories	81,137,878
1,351,514	Baxter International, Inc.	104,836,941
376,211	Becton Dickinson and Co.	86,953,648
558,498	Danaher Corp.	128,197,631
1,586,112	Hologic, Inc.*	109,156,228
371,067	Laboratory Corp. of America Holdings*	74,128,054
585,212	UnitedHealth Group, Inc.	178,571,590

		762,981,970

	Household & Personal Products - 3.9%
1,475,430	Colgate-Palmolive Co.	116,396,673
1,593,319	Procter & Gamble Co.	218,444,035

		334,840,708

	Insurance - 1.5%
1,718,858	Athene Holding Ltd. Class A*	55,140,965
596,075	Chubb Ltd.	77,436,103

		132,577,068

	Materials - 2.0%
745,156	PPG Industries, Inc.	96,661,636
494,671	Vulcan Materials Co.	71,648,148

		168,309,784

Shares or Principal Amount		Market Value†
Common Stocks - 97.0% - (continued)
	Media & Entertainment - 8.8%
235,809	Alphabet, Inc. Class A*	$381,093,283
882,057	Facebook, Inc. Class A*	232,078,017
1,213,867	Walt Disney Co.	147,181,374

		760,352,674

	Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
1,068,092	Eli Lilly & Co.	139,343,282
1,390,283	Merck & Co., Inc.	104,563,184
96,921	Regeneron Pharmaceuticals, Inc.*	52,682,379
353,357	Thermo Fisher Scientific, Inc.	167,180,264

		463,769,109

	Real Estate - 1.8%
431,634	American Tower Corp. REIT	99,124,748
719,512	Boston Properties, Inc. REIT	52,099,864

		151,224,612

	Retailing - 6.1%
130,900	Amazon.com, Inc.*	397,432,035
2,468,866	TJX Cos., Inc.	125,418,393

		522,850,428

	Semiconductors & Semiconductor Equipment - 5.4%
858,551	Advanced Micro Devices, Inc.*	64,640,305
284,871	KLA Corp.	56,170,864
1,010,388	Micron Technology, Inc.*	50,862,932
747,865	QUALCOMM, Inc.	92,256,626
750,327	Teradyne, Inc.	65,916,227
943,735	Texas Instruments, Inc.	136,454,644

		466,301,598

	Software & Services - 12.7%
725,613	Fidelity National Information Services, Inc.	90,404,124
538,069	Global Payments, Inc.	84,875,004
898,230	GoDaddy, Inc. Class A*	63,540,790
1,063,337	Leidos Holdings, Inc.	88,256,971
486,210	Mastercard, Inc. Class A	140,339,655
1,660,443	Microsoft Corp.	336,189,894
666,466	salesforce.com, Inc.*	154,800,058
914,379	SS&C Technologies Holdings, Inc.	54,149,524
373,465	Workday, Inc. Class A*	78,472,466

		1,091,028,486

	Technology Hardware & Equipment - 8.3%
4,060,120	Apple, Inc.	441,984,663
540,209	CDW Corp.	66,229,623
3,225,178	Corning, Inc.	103,108,941
668,184	Motorola Solutions, Inc.	105,613,163

		716,936,390

	Telecommunication Services - 1.5%
2,227,704	Verizon Communications, Inc.	126,956,851

	Transportation - 1.6%
526,915	FedEx Corp.	136,718,635

	Utilities - 3.2%
1,435,921	American Electric Power Co., Inc.	129,132,375
1,990,432	NextEra Energy, Inc.	145,719,527

		274,851,902

	Total Common Stocks (cost $6,382,611,636)	$8,333,186,070

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Short-Term Investments - 1.8%
	Repurchase Agreements - 1.8%
153,723,081	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $153,723,850; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $156,797,580	$153,723,081

	Total Short-Term Investments (cost $153,723,081)	$153,723,081

Total Investments (cost $6,536,334,717)	98.8%	$8,486,909,151
Other Assets and Liabilities	1.2%	105,843,280

Total Net Assets	100.0%	$8,592,752,431

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	810	12/18/2020	$132,220,350	$(2,034,977)

Total futures contracts				$(2,034,977)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$419,089,111	$419,089,111	$—	$—
Capital Goods	465,429,159	465,429,159	—	—
Commercial & Professional Services	154,637,788	154,637,788	—	—
Consumer Durables & Apparel	209,018,487	209,018,487	—	—
Consumer Services	135,983,886	135,983,886	—	—
Diversified Financials	277,062,916	277,062,916	—	—
Energy	59,461,766	59,461,766	—	—
Food & Staples Retailing	254,067,809	254,067,809	—	—
Food, Beverage & Tobacco	248,734,933	248,734,933	—	—
Health Care Equipment & Services	762,981,970	762,981,970	—	—
Household & Personal Products	334,840,708	334,840,708	—	—
Insurance	132,577,068	132,577,068	—	—
Materials	168,309,784	168,309,784	—	—
Media & Entertainment	760,352,674	760,352,674	—	—
Pharmaceuticals, Biotechnology & Life Sciences	463,769,109	463,769,109	—	—
Real Estate	151,224,612	151,224,612	—	—
Retailing	522,850,428	522,850,428	—	—
Semiconductors & Semiconductor Equipment	466,301,598	466,301,598	—	—
Software & Services	1,091,028,486	1,091,028,486	—	—
Technology Hardware & Equipment	716,936,390	716,936,390	—	—
Telecommunication Services	126,956,851	126,956,851	—	—
Transportation	136,718,635	136,718,635	—	—
Utilities	274,851,902	274,851,902	—	—
Short-Term Investments	153,723,081	—	153,723,081	—

Total	$8,486,909,151	$8,333,186,070	$153,723,081	$—

The accompanying notes are an integral part of these financial statements.

49

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
Liabilities
Futures Contracts(2)	$(2,034,977)	$(2,034,977)	$—	$—

Total	$(2,034,977)	$(2,034,977)	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

50

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 96.9%
	Banks - 8.7%
11,752,805	Bank of America Corp.	$278,541,478
1,186,995	Bank of Nova Scotia	49,331,512
595,137	Citigroup, Inc.	24,650,575
3,204,040	JP Morgan Chase & Co.	314,124,082
1,199,199	PNC Financial Services Group, Inc.	134,166,384

		800,814,031

	Capital Goods - 8.3%
590,635	Deere & Co.	133,430,353
660,476	Eaton Corp. plc	68,550,804
534,847	General Dynamics Corp.	70,241,456
2,148,991	Ingersoll Rand, Inc.*	75,085,745
3,800,438	Johnson Controls International plc	160,416,488
250,697	Lockheed Martin Corp.	87,776,541
902,067	Otis Worldwide Corp.	55,278,666
2,085,633	Raytheon Technologies Corp.	113,291,585

		764,071,638

	Consumer Services - 2.1%
1,045,090	Hilton Worldwide Holdings, Inc.	91,769,353
473,545	McDonald’s Corp.	100,865,085

		192,634,438

	Diversified Financials - 4.5%
1,449,725	American Express Co.	132,272,909
207,109	BlackRock, Inc.	124,101,784
1,915,594	Charles Schwab Corp.	78,750,069
1,014,580	Northern Trust Corp.	79,411,177

		414,535,939

	Energy - 3.7%
1,827,063	Chevron Corp.	126,980,879
2,874,349	ConocoPhillips	82,263,868
1,033,932	Hess Corp.	38,482,949
1,766,120	Marathon Petroleum Corp.	52,100,540
1,424,746	Total SE ADR	43,212,546

		343,040,782

	Food & Staples Retailing - 2.7%
1,675,196	Sysco Corp.	92,655,091
1,089,445	Walmart, Inc.	151,160,493

		243,815,584

	Food, Beverage & Tobacco - 3.3%
3,008,645	Coca-Cola Co.	144,595,479
1,254,631	Kellogg Co.	78,903,743
580,140	PepsiCo., Inc.	77,326,861

		300,826,083

	Health Care Equipment & Services - 7.6%
373,662	Abbott Laboratories	39,275,613
166,007	Anthem, Inc.	45,286,710
438,196	Becton Dickinson and Co.	101,280,241
997,824	CVS Health Corp.	55,967,948
873,581	HCA Healthcare, Inc.	108,271,629
1,334,865	Medtronic plc	134,247,373
688,399	UnitedHealth Group, Inc.	210,058,071

		694,387,585

	Insurance - 4.0%
2,529,190	American International Group, Inc.	79,644,193
673,923	Chubb Ltd.	87,549,337
1,998,288	Principal Financial Group, Inc.	78,372,856
1,851,508	Prudential Financial, Inc.	118,533,542

		364,099,928

Shares or Principal Amount		Market Value†
Common Stocks - 96.9% - (continued)
	Materials - 4.0%
1,563,417	Celanese Corp.	$177,463,464
775,700	FMC Corp.	79,695,418
874,575	PPG Industries, Inc.	113,449,869

		370,608,751

	Media & Entertainment - 5.8%
195,273	Alphabet, Inc. Class A*	315,582,648
5,182,990	Comcast Corp. Class A	218,929,498

		534,512,146

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
851,127	Agilent Technologies, Inc.	86,891,555
2,455,131	AstraZeneca plc ADR	123,149,371
1,003,693	Bristol-Myers Squibb Co.	58,665,856
1,685,858	Merck & Co., Inc.	126,793,380
1,209,020	Novartis AG ADR	94,400,282
6,687,469	Pfizer, Inc.	237,271,400

		727,171,844

	Real Estate - 2.5%
365,955	American Tower Corp. REIT	84,041,566
4,982,189	Host Hotels & Resorts, Inc. REIT	52,213,341
396,265	Public Storage REIT	90,772,423

		227,027,330

	Retailing - 4.6%
524,188	Home Depot, Inc.	139,806,182
1,086,801	Lowe’s Cos., Inc.	171,823,238
2,265,704	TJX Cos., Inc.	115,097,763

		426,727,183

	Semiconductors & Semiconductor Equipment - 5.0%
483,680	Broadcom, Inc.	169,109,039
1,686,975	Intel Corp.	74,699,253
185,617	KLA Corp.	36,599,960
1,463,253	Micron Technology, Inc.*	73,660,156
728,775	Texas Instruments, Inc.	105,373,577

		459,441,985

	Software & Services - 6.4%
423,539	Accenture plc Class A	91,869,844
347,325	International Business Machines Corp.	38,782,310
2,268,435	Microsoft Corp.	459,290,034

		589,942,188

	Technology Hardware & Equipment - 7.3%
2,406,432	Apple, Inc.	261,964,187
3,787,520	Cisco Systems, Inc.	135,971,968
3,671,579	Corning, Inc.	117,380,381
5,411,109	HP, Inc.	97,183,518
338,176	Motorola Solutions, Inc.	53,452,098

		665,952,152

	Telecommunication Services - 3.4%
5,478,598	Verizon Communications, Inc.	312,225,300

	Transportation - 1.1%
570,427	Union Pacific Corp.	101,073,960

	Utilities - 4.0%
1,709,798	Dominion Energy, Inc.	137,365,171
2,700,956	Exelon Corp.	107,741,135
982,980	Sempra Energy	123,226,373

		368,332,679

	Total Common Stocks (cost $6,787,600,925)	$8,901,241,526

The accompanying notes are an integral part of these financial statements.

51

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Short-Term Investments - 1.9%
	Repurchase Agreements - 1.9%
180,291,484	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $180,292,385; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $183,897,340		$180,291,484

	Total Short-Term Investments (cost $180,291,484)		$180,291,484

	Total Investments (cost $6,967,892,409)	98.8%	$9,081,533,010
	Other Assets and Liabilities	1.2%	107,357,246

	Total Net Assets	100.0%	$9,188,890,256

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$800,814,031	$800,814,031	$—	$—
Capital Goods	764,071,638	764,071,638	—	—
Consumer Services	192,634,438	192,634,438	—	—
Diversified Financials	414,535,939	414,535,939	—	—
Energy	343,040,782	343,040,782	—	—
Food & Staples Retailing	243,815,584	243,815,584	—	—
Food, Beverage & Tobacco	300,826,083	300,826,083	—	—
Health Care Equipment & Services	694,387,585	694,387,585	—	—
Insurance	364,099,928	364,099,928	—	—
Materials	370,608,751	370,608,751	—	—
Media & Entertainment	534,512,146	534,512,146	—	—
Pharmaceuticals, Biotechnology & Life Sciences	727,171,844	727,171,844	—	—
Real Estate	227,027,330	227,027,330	—	—
Retailing	426,727,183	426,727,183	—	—
Semiconductors & Semiconductor Equipment	459,441,985	459,441,985	—	—
Software & Services	589,942,188	589,942,188	—	—
Technology Hardware & Equipment	665,952,152	665,952,152	—	—
Telecommunication Services	312,225,300	312,225,300	—	—
Transportation	101,073,960	101,073,960	—	—
Utilities	368,332,679	368,332,679	—	—
Short-Term Investments	180,291,484	—	180,291,484	—

Total	$9,081,533,010	$8,901,241,526	$180,291,484	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 98.4%
	Banks - 7.4%
4,459,222	Bank of America Corp.	$105,683,561
838,969	JP Morgan Chase & Co.	82,252,521
342,202	PNC Financial Services Group, Inc.	38,285,560
1,129,431	Truist Financial Corp.	47,571,634

		273,793,276

	Capital Goods - 13.1%
341,505	Caterpillar, Inc.	53,633,360
373,777	Deere & Co.	84,439,962
760,652	Eaton Corp. plc	78,948,071
353,250	General Dynamics Corp.	46,392,323
366,196	Honeywell International, Inc.	60,404,030
165,491	Lockheed Martin Corp.	57,943,364
917,545	Raytheon Technologies Corp.	49,841,044
380,744	Trane Technologies plc	50,543,766

		482,145,920

	Consumer Durables & Apparel - 1.1%
603,748	VF Corp.	40,571,866

	Consumer Services - 1.2%
216,343	McDonald’s Corp.	46,081,059

	Diversified Financials - 4.4%
126,934	BlackRock, Inc.	76,060,122
738,199	Blackstone Group, Inc. Class A	37,219,994
993,000	Morgan Stanley	47,812,950

		161,093,066

	Energy - 3.3%
728,361	ConocoPhillips	20,845,692
967,131	Kinder Morgan, Inc.	11,508,859
634,066	Phillips 66	29,585,520
213,272	Pioneer Natural Resources Co.	16,967,920
1,047,727	TC Energy Corp.	41,239,063

		120,147,054

	Food, Beverage & Tobacco - 8.3%
1,235,343	Archer-Daniels-Midland Co.	57,122,260
578,702	Coca-Cola Co.	27,812,418
617,000	Kellogg Co.	38,803,130
1,285,896	Mondelez International, Inc. Class A	68,306,796
301,535	PepsiCo., Inc.	40,191,600
1,027,862	Philip Morris International, Inc.	72,998,759

		305,234,963

	Health Care Equipment & Services - 5.8%
1,008,433	Medtronic plc	101,418,107
369,798	UnitedHealth Group, Inc.	112,840,161

		214,258,268

	Household & Personal Products - 2.4%
352,518	Procter & Gamble Co.	48,330,218
697,368	Unilever N.V.	39,443,134

		87,773,352

	Insurance - 6.4%
556,853	Chubb Ltd.	72,340,773
1,746,885	MetLife, Inc.	66,119,597
866,293	Progressive Corp.	79,612,327
165,591	Travelers Cos., Inc.	19,988,490
		238,061,187

	Materials - 2.8%

463,054	Celanese Corp.	52,561,260
403,638	PPG Industries, Inc.	52,359,921

		104,921,181

	Media & Entertainment - 3.0%
2,664,661	Comcast Corp. Class A	112,555,281

Shares or Principal Amount			Market Value†
Common Stocks - 98.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
848,778	AstraZeneca plc ADR		$42,574,704
247,319	Eli Lilly & Co.		32,265,237
857,792	Johnson & Johnson		117,611,861
422,175	Merck & Co., Inc.		31,751,782
519,062	Novartis AG		40,446,650
2,973,945	Pfizer, Inc.		105,515,568
131,990	Roche Holding AG		42,412,524

			412,578,326

	Real Estate - 2.7%
640,023	Crown Castle International Corp. REIT		99,971,593

	Retailing - 2.7%
189,401	Home Depot, Inc.		50,515,141
301,219	Lowe’s Cos., Inc.		47,622,724

			98,137,865

	Semiconductors & Semiconductor Equipment - 3.4%
387,990	Analog Devices, Inc.		45,988,455
981,569	Intel Corp.		43,463,875
186,663	KLA Corp.		36,806,210

			126,258,540

	Software & Services - 1.2%
289,987	Automatic Data Processing, Inc.		45,806,346

	Technology Hardware & Equipment - 6.1%
2,509,470	Cisco Systems, Inc.		90,089,973
2,123,830	Corning, Inc.		67,898,845
676,741	TE Connectivity Ltd.		65,562,668

			223,551,486

	Telecommunication Services - 2.4%
1,551,010	Verizon Communications, Inc.		88,392,060

	Transportation - 1.9%
405,064	Union Pacific Corp.		71,773,290

	Utilities - 7.6%
511,895	American Electric Power Co., Inc.		46,034,717
765,300	Dominion Energy, Inc.		61,484,202
419,431	Duke Energy Corp.		38,633,789
175,514	Eversource Energy		15,317,107
1,251,621	Exelon Corp.		49,927,162
108,799	FirstEnergy Corp.		3,233,506
398,646	Sempra Energy		49,974,263
490,529	UGI Corp.		15,863,708

			280,468,454

	Total Common Stocks (cost $3,039,966,216)		$3,633,574,433

Short-Term Investments - 0.7%
	Repurchase Agreements - 0.7%
24,913,579	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $24,913,704; collateralized by U.S. Treasury Note at 0.125%, maturing 07/15/2030, with a market value of $25,411,892.		$24,913,579

	Total Short-Term Investments (cost $24,913,579)		$24,913,579

	Total Investments (cost $3,064,879,795)	99.1%	$3,658,488,012
	Other Assets and Liabilities	0.9%	33,557,175

	Total Net Assets	100.0%	$3,692,045,187

The accompanying notes are an integral part of these financial statements.

53

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$273,793,276	$273,793,276	$—	$—
Capital Goods	482,145,920	482,145,920	—	—
Consumer Durables & Apparel	40,571,866	40,571,866	—	—
Consumer Services	46,081,059	46,081,059	—	—
Diversified Financials	161,093,066	161,093,066	—	—
Energy	120,147,054	120,147,054	—	—
Food, Beverage & Tobacco	305,234,963	305,234,963	—	—
Health Care Equipment & Services	214,258,268	214,258,268	—	—
Household & Personal Products	87,773,352	87,773,352	—	—
Insurance	238,061,187	238,061,187	—	—
Materials	104,921,181	104,921,181	—	—
Media & Entertainment	112,555,281	112,555,281	—	—
Pharmaceuticals, Biotechnology & Life Sciences	412,578,326	329,719,152	82,859,174	—
Real Estate	99,971,593	99,971,593	—	—
Retailing	98,137,865	98,137,865	—	—
Semiconductors & Semiconductor Equipment	126,258,540	126,258,540	—	—
Software & Services	45,806,346	45,806,346	—	—
Technology Hardware & Equipment	223,551,486	223,551,486	—	—
Telecommunication Services	88,392,060	88,392,060	—	—
Transportation	71,773,290	71,773,290	—	—
Utilities	280,468,454	280,468,454	—	—
Short-Term Investments	24,913,579	—	24,913,579	—

Total	$3,658,488,012	$3,550,715,259	$107,772,753	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 95.5%
	Automobiles & Components - 1.0%
732,036	Thor Industries, Inc.	$61,915,605

	Capital Goods - 0.7%
732,267	Fortive Corp.	45,107,647

	Commercial & Professional Services - 3.0%
603,830	Copart, Inc.*	66,638,679
150,524	CoStar Group, Inc.*	123,973,072

		190,611,751

	Consumer Durables & Apparel - 2.9%
1,242,438	Peloton Interactive, Inc. Class A*	136,929,092
566,561	Polaris, Inc.	51,477,733

		188,406,825

	Consumer Services - 6.5%
836,098	Chegg, Inc.*	61,403,037
3,091,182	DraftKings, Inc. Class A*(1)	109,427,843
894,529	McDonald’s Corp.	190,534,677
974,526	Penn National Gaming, Inc.*	52,604,913

		413,970,470

	Diversified Financials - 0.8%
1,001,559	Blackstone Group, Inc. Class A	50,498,605

	Food, Beverage & Tobacco - 2.9%
596,241	Constellation Brands, Inc. Class A	98,516,900
1,116,796	Monster Beverage Corp.*	85,513,070

		184,029,970

	Health Care Equipment & Services - 9.4%
272,887	ABIOMED, Inc.*	68,734,778
346,853	Align Technology, Inc.*	147,787,126
470,909	Danaher Corp.	108,092,452
278,498	DexCom, Inc.*	89,002,391
463,746	Insulet Corp.*	103,067,548
126,769	Intuitive Surgical, Inc.*	84,565,065

		601,249,360

	Media & Entertainment - 8.4%
568,305	Facebook, Inc. Class A*	149,526,729
903,843	Match Group, Inc.*	105,550,785
3,536,424	Snap, Inc. Class A*	139,299,741
336,883	Spotify Technology S.A.*	80,814,863
1,483,989	Twitter, Inc.*	61,377,785

		536,569,903

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
209,083	Ascendis Pharma A/S ADR*	34,153,708
1,024,331	AstraZeneca plc ADR	51,380,443
105,562	Biogen, Inc.*	26,609,013
2,093,739	Elanco Animal Health, Inc.*	64,926,846
1,050,168	Exact Sciences Corp.*	130,042,303
557,100	Galapagos N.V.*	65,117,839
16,322	Galapagos N.V. ADR*(1)	1,901,187
121,360	Reata Pharmaceuticals, Inc. Class A*	14,163,926
282,431	Thermo Fisher Scientific, Inc.	133,623,755

		521,919,020

	Real Estate - 0.0%
29,564	We Co. Class A(2)(3)(4)	150,185

	Retailing - 16.5%
221,173	Amazon.com, Inc.*	671,514,404
65,617	Booking Holdings, Inc.*	106,463,582
123,196	JAND, Inc. Class A*(2)(3)(4)	2,725,095
883,826	Lowe’s Cos., Inc.	139,732,891
2,591,786	TJX Cos., Inc.	131,662,729
171,581	Tory Burch LLC*(2)(3)(4)	7,079,431

		1,059,178,132

Shares or Principal Amount		Market Value†
Common Stocks - 95.5% - (continued)
	Semiconductors & Semiconductor Equipment - 8.3%
2,084,117	Advanced Micro Devices, Inc.*	156,913,169
2,397,680	Marvell Technology Group Ltd.	89,936,977
565,075	NVIDIA Corp.	283,306,002

		530,156,148

	Software & Services - 16.4%
899,936	2U, Inc.*	33,162,642
157,623	Fair Isaac Corp.*	61,701,523
1,043,152	GoDaddy, Inc. Class A*	73,792,573
729,119	Guidewire Software, Inc.*	70,075,627
731,597	Leidos Holdings, Inc.	60,722,551
7,292,874	Multiplan Corp.*(1)	53,237,980
224,380	Paycom Software, Inc.*	81,694,514
273,856	RingCentral, Inc. Class A*	70,747,959
801,445	Splunk, Inc.*	158,718,168
1,181,847	Square, Inc. Class A*	183,044,463
958,717	Workday, Inc. Class A*	201,445,616

		1,048,343,616

	Technology Hardware & Equipment - 8.7%
5,043,296	Apple, Inc.	549,013,203
292,906	Vontier Corp.*	8,418,118

		557,431,321

	Transportation - 1.9%
266,369	FedEx Corp.	69,114,764
1,549,907	Uber Technologies, Inc.*	51,782,393

		120,897,157

	Total Common Stocks (cost $4,550,642,269)	$6,110,435,715

Exchange-Traded Funds - 0.4%
	Other Investment Pools & Funds - 0.4%
129,900	iShares Russell 1000 Growth ETF	27,224,442

	Total Exchange-Traded Funds (cost $27,713,295)	$27,224,442

Convertible Preferred Stocks - 1.4%
	Commercial & Professional Services - 0.1%
470,535	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$7,542,676

	Real Estate - 0.1%
404,267	We Co. Series D1*(2)(3)(4)	3,165,411
317,638	We Co. Series D2*(2)(3)(4)	2,487,105

		5,652,516

	Retailing - 0.9%
4,434,460	Coupang LLC *(2)(3)(4)	38,047,667
272,032	Honest Co., Inc. Series C*(2)(3)(4)	9,591,849
275,096	JAND, Inc. Series D*(2)(3)(4)	6,167,652

		53,807,168

	Software & Services - 0.3%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(3)(4)	13,151,511
743,470	Lookout, Inc. Series F*(2)(3)(4)	6,453,320

		19,604,831

	Total Convertible Preferred Stocks (cost $63,194,426)	$86,607,191

Escrows - 0.0%(5)
	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(2)(3)(4)	$147,813

The accompanying notes are an integral part of these financial statements.

55

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Escrows - 0.0%(5) - (continued)
	Software & Services - 0.0%
566,228	Veracode, Inc.*(2)(3)(4)		$379,939

	Total Escrows (cost $ - )		$527,752

	Total Long-Term Investments (cost $4,641,549,990)		$6,224,795,100

Short-Term Investments - 2.1%
	Repurchase Agreements - 1.7%
106,171,930	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $106,172,461; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $17,394,176		$106,171,930

	Securities Lending Collateral - 0.4%
26,797,937	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)		26,797,937
27,046	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		27,046

			26,824,983

	Total Short-Term Investments (cost $132,996,913)		$132,996,913

	Total Investments (cost $4,774,546,903)	99.4%	$6,357,792,013
	Other Assets and Liabilities	0.6%	37,315,215

	Total Net Assets	100.0%	$6,395,107,228

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $97,089,654, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $97,089,654 or 1.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2014	Coupang LLC Convertible Preferred	4,434,460	$13,805,010	$38,047,667
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	8,964,002	13,151,511
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	9,591,849
04/2015	JAND, Inc. Class A	123,196	1,414,943	2,725,095
04/2015	JAND, Inc. Series D Convertible Preferred	275,096	3,159,560	6,167,652
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,453,320
08/2014	One Kings Lane, Inc.	923,832	—	147,813
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	7,542,676
11/2013	Tory Burch LLC	171,581	13,447,917	7,079,431
08/2014	Veracode, Inc.	566,228	—	379,939
12/2014	We Co. Class A	29,564	492,275	150,185
12/2014	We Co. Series D1 Convertible Preferred	404,267	6,731,515	3,165,411
12/2014	We Co. Series D2 Convertible Preferred	317,638	5,289,041	2,487,105

			$78,549,561	$97,089,654

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$61,915,605	$61,915,605	$—	$—
Capital Goods	45,107,647	45,107,647	—	—
Commercial & Professional Services	190,611,751	190,611,751	—	—
Consumer Durables & Apparel	188,406,825	188,406,825	—	—
Consumer Services	413,970,470	413,970,470	—	—
Diversified Financials	50,498,605	50,498,605	—	—
Food, Beverage & Tobacco	184,029,970	184,029,970	—	—
Health Care Equipment & Services	601,249,360	601,249,360	—	—
Media & Entertainment	536,569,903	536,569,903	—	—
Pharmaceuticals, Biotechnology & Life Sciences	521,919,020	456,801,181	65,117,839	—
Real Estate	150,185	—	—	150,185
Retailing	1,059,178,132	1,049,373,606	—	9,804,526
Semiconductors & Semiconductor Equipment	530,156,148	530,156,148	—	—
Software & Services	1,048,343,616	1,048,343,616	—	—
Technology Hardware & Equipment	557,431,321	557,431,321	—	—
Transportation	120,897,157	120,897,157	—	—
Exchange-Traded Funds	27,224,442	27,224,442	—	—
Convertible Preferred Stocks	86,607,191	—	—	86,607,191
Escrows	527,752	—	—	527,752
Short-Term Investments	132,996,913	26,824,983	106,171,930	—

Total	$6,357,792,013	$6,089,412,590	$171,289,769	$97,089,654

(1)

For the year ended October 31, 2020, investments valued at $15,400,659 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2020:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$81,651,451	$86,994,121	$576,266	$169,221,838
Sales	(56,866,249)	(10,320,039)	(193,442)	(67,379,730)
Total realized gain/(loss)	9,496,646	(2,204,412)	193,442	7,485,676
Net change in unrealized appreciation/(depreciation)	(8,926,478)	12,137,521	(48,514)	3,162,529
Transfer out of Level 3	(15,400,659)	—	—	(15,400,659)

Ending balance	$9,954,711	$86,607,191	$527,752	$97,089,654

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2020 was $8,405,862.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 99.4%
	Biotechnology - 22.0%
216,775	89bio, Inc.*	$5,020,509
155,045	Akero Therapeutics, Inc.*	4,116,445
29,600	Akouos, Inc.*	574,536
692,439	Alkermes plc*	11,252,134
114,584	Alnylam Pharmaceuticals, Inc.*	14,090,395
25,600	ALX Oncology Holdings, Inc.*	1,011,456
297,250	Apellis Pharmaceuticals, Inc.*	9,482,275
165,065	Arena Pharmaceuticals, Inc.*	14,149,372
18,934	Argenx SE ADR*	4,698,093
29,365	Ascendis Pharma A/S ADR*	4,796,773
168,481	Assembly Biosciences, Inc.*	2,483,410
83,621	Avidity Biosciences, Inc.*	2,067,947
25,611	Biogen, Inc.*	6,455,765
136,952	Biohaven Pharmaceutical Holding Co., Ltd.*	10,608,302
42,586	Black Diamond Therapeutics, Inc.*	1,341,885
253,262	Coherus Biosciences, Inc.*	4,221,878
189,436	Constellation Pharmaceuticals, Inc.*	3,716,734
220,162	Cytokinetics, Inc.*	3,383,890
72,670	Exact Sciences Corp.*	8,998,726
57,546	Forma Therapeutics Holdings, Inc.*	2,481,384
276,434	Freeline Therapeutics Holdings plc ADR*(1)	4,785,073
342,856	G1 Therapeutics, Inc.*	3,767,987
35,309	Galapagos N.V.*	4,127,169
54,185	Generation Bio Co.*	1,400,140
20,330	Genmab A/S*	6,790,725
151,767	Genus plc	8,065,610
196,488	Global Blood Therapeutics, Inc.*	10,390,285
404,265	GlycoMimetics, Inc.*	1,131,942
945,880	ImmunoGen, Inc.*	5,334,763
869,863	Ironwood Pharmaceuticals, Inc.*	8,594,246
96,948	Kodiak Sciences, Inc.*	8,803,848
102,565	Kymera Therapeutics, Inc.*	3,691,314
33,407	Legend Biotech Corp. ADR*	864,239
85,491	Madrigal Pharmaceuticals, Inc.*(1)	10,878,730
50,956	Mirati Therapeutics, Inc.*	11,064,586
219,419	Myovant Sciences Ltd.*	3,027,982
509,405	Nurix Therapeutics, Inc.*	12,882,852
183,040	Oyster Point Pharma, Inc.*(1)	3,629,683
549,547	PhaseBio Pharmaceuticals, Inc.*(1)	1,500,263
135,792	Radius Health, Inc.*	1,820,971
16,376	Regeneron Pharmaceuticals, Inc.*	8,901,339
27,000	Relay Therapeutics, Inc.*	997,380
1,408,948	Rigel Pharmaceuticals, Inc.*	3,494,191
123,869	Seagen, Inc.*	20,661,349
679,486	Syndax Pharmaceuticals, Inc.*	11,829,851
70,630	Turning Point Therapeutics, Inc.*	6,511,380
23,748	Twist Bioscience Corp.*	1,820,047
221,439	UroGen Pharma Ltd.*(1)	4,986,806
81,254	Vertex Pharmaceuticals, Inc.*	16,930,083
205,652	Zai Lab Ltd. ADR*	16,873,747
62,032	Zealand Pharma A/S ADR*(1)	2,097,302

		322,607,792

	Health Care Distributors - 0.5%
301,300	Owens & Minor, Inc.	7,568,656

	Health Care Equipment - 23.3%
498,241	Abbott Laboratories	52,370,112
302,339	Baxter International, Inc.	23,452,436
166,707	Becton Dickinson and Co.	38,530,989
1,233,406	Boston Scientific Corp.*	42,268,824
257,011	Danaher Corp.	58,994,305
490,812	Edwards Lifesciences Corp.*	35,186,312
35,100	Everest Medicines Ltd.*(2)	262,373
224,303	Hologic, Inc.*	15,436,532
167,460	Integra LifeSciences Holdings Corp.*	7,384,986
37,600	Intuitive Surgical, Inc.*	25,082,208

Shares or Principal Amount		Market Value†
Common Stocks - 99.4% - (continued)
	Health Care Equipment - 23.3% - (continued)
19,465	Masimo Corp.*	$4,356,656
126,923	NuVasive, Inc.*	5,639,189
752,419	Smith & Nephew plc	13,065,101
60,800	Teleflex, Inc.	19,348,384

		341,378,407

	Health Care Facilities - 2.9%
258,267	Acadia Healthcare Co., Inc.*	9,207,219
178,056	Encompass Health Corp.	10,916,613
185,853	HCA Healthcare, Inc.	23,034,621

		43,158,453

	Health Care Services - 2.3%
39,839	Amedisys, Inc.*	10,318,301
152,431	Fresenius SE & Co. KGaA	5,654,189
45,143	LHC Group, Inc.*	9,775,717
401,885	R1 RCM, Inc.*	7,201,779

		32,949,986

	Health Care Supplies - 1.2%
3,019,350	ConvaTec Group plc(2)	7,068,091
40,356	Quidel Corp.*	10,827,111

		17,895,202

	Integrated Telecommunication Services - 0.1%
76,796	Therapeutics Acquisition Corp. Class A*	1,013,707

	Life Sciences Tools & Services - 12.2%
3,400	Berkeley Lights, Inc.*	246,738
35,540	Bio-Techne Corp.	8,970,651
78,442	ICON plc*	14,143,093
222,154	NanoString Technologies, Inc.*	8,141,944
207,466	NeoGenomics, Inc.*	8,138,891
546,005	PPD, Inc.*	17,952,644
131,336	PRA Health Sciences, Inc.*	12,797,380
39,815	Repligen Corp.*	6,631,985
26,444	Tecan Group AG	12,548,427
150,081	Thermo Fisher Scientific, Inc.	71,006,323
609,663	WuXi AppTec Co., Ltd. Class H(2)	9,747,475
284,500	Wuxi Biologics Cayman, Inc.*(2)	7,989,815

		178,315,366

	Managed Health Care - 11.4%
242,922	Centene Corp.*	14,356,690
61,335	Humana, Inc.	24,489,839
41,806	Molina Healthcare, Inc.*	7,795,565
480,000	Notre Dame Intermedica Participacoes S.A.	5,500,222
377,984	UnitedHealth Group, Inc.	115,338,038

		167,480,354

	Pharmaceuticals - 23.5%
527,707	Amneal Pharmaceuticals, Inc.*	2,195,261
244,300	Astellas Pharma, Inc.	3,350,070
744,642	AstraZeneca plc ADR	37,351,243
917,491	Bristol-Myers Squibb Co.	53,627,349
703,725	Daiichi Sankyo Co., Ltd.	18,573,861
220,895	Eisai Co., Ltd.	17,175,365
200,469	Elanco Animal Health, Inc.*	6,216,544
364,133	Eli Lilly & Co.	47,504,791
11,900	Harmony Biosciences Holdings, Inc.*(1)	462,910
49,405	Hikma Pharmaceuticals plc	1,606,328
101,778	Hutchison China MediTech Ltd. ADR*	2,996,344
121,237	Laboratorios Farmaceuticos Rovi S.A.*	4,320,680
586,193	Mylan N.V.*(1)	8,523,246
41,000	Nippon Shinyaku Co., Ltd.	2,929,701
89,169	Novartis AG	6,948,278
267,306	Odonate Therapeutics, Inc.*	3,851,879
285,245	Ono Pharmaceutical Co., Ltd.	8,136,674

The accompanying notes are an integral part of these financial statements.

58

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Common Stocks - 99.4% - (continued)
	Pharmaceuticals - 23.5% - (continued)
2,422,706	Pfizer, Inc.		$85,957,609
271,302	Revance Therapeutics, Inc.*		7,021,296
173,777	Royalty Pharma plc Class A		6,377,616
77,170	Takeda Pharmaceutical Co., Ltd.		2,384,753
186,443	Theravance Biopharma, Inc.*		3,525,637
243,310	Tricida, Inc.*		1,369,835
111,296	UCB S.A.		10,992,877
207,352	WaVe Life Sciences Ltd.*		1,465,979

			344,866,126

	Total Common Stocks (cost $1,172,630,895)		$1,457,234,049

Short-Term Investments - 2.1%
	Repurchase Agreements - 1.2%
17,074,447	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.06%, due on 11/02/2020 with a maturity value of $17,074.532; collateralized by U.S. Treasury Note 0.75%, maturing 07/15/2028, with a market value of $17,415,982		$17,074,447

	Securities Lending Collateral - 0.9%
13,478,185	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)		13,478,185
13,603	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		13,603

			13,491,788

	Total Short-Term Investments (cost $30,566,235)		$30,566,235

	Total Investments (cost $1,203,197,130)	101.5%	$1,487,800,284
	Other Assets and Liabilities	(1.5)%	(22,131,696)

	Total Net Assets	100.0%	$1,465,668,588

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $25,067,754, representing 1.7% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$322,607,792	$303,624,288	$18,983,504	$—
Health Care Distributors	7,568,656	7,568,656	—	—
Health Care Equipment	341,378,407	328,313,306	13,065,101	—
Health Care Facilities	43,158,453	43,158,453	—	—
Health Care Services	32,949,986	27,295,797	5,654,189	—
Health Care Supplies	17,895,202	10,827,111	7,068,091	—
Integrated Telecommunication Services	1,013,707	1,013,707	—	—
Life Sciences Tools & Services	178,315,366	148,029,649	30,285,717	—
Managed Health Care	167,480,354	167,480,354	—	—
Pharmaceuticals	344,866,126	272,768,219	72,097,907	—
Short-Term Investments	30,566,235	13,491,788	17,074,447	—

Total	$1,487,800,284	$1,323,571,328	$164,228,956	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

59

The Hartford MidCap Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 100.1%
	Banks - 5.0%
1,315,404	Cullen/Frost Bankers, Inc.	$92,433,439
230,121	First Citizens BancShares, Inc. Class A	106,476,987
1,364,249	First Republic Bank	172,086,369
980,361	M&T Bank Corp.	101,545,792
1,856,626	Prosperity Bancshares, Inc.	102,318,659
1,228,460	South State Corp.	75,427,444

		650,288,690

	Capital Goods - 10.4%
1,103,519	Axon Enterprise, Inc.*	109,138,029
2,247,237	Fastenal Co.	97,148,056
1,113,091	Graco, Inc.	68,900,333
796,382	HEICO Corp. Class A	74,461,717
1,271,296	IDEX Corp.	216,616,126
7,780,734	Ingersoll Rand, Inc.*	271,858,846
780,929	Lennox International, Inc.	212,147,172
1,485,445	Lincoln Electric Holdings, Inc.	151,248,010
287,697	Middleby Corp.*	28,637,359
525,873	Watsco, Inc.	117,869,174

		1,348,024,822

	Commercial & Professional Services - 4.2%
6,803,619	GFL Environmental, Inc.(1)	130,221,268
1,637,761	Healthcare Services Group, Inc.	37,471,972
3,744,255	IAA, Inc.*	211,887,390
11,427,385	KAR Auction Services, Inc.(2)	166,382,725

		545,963,355

	Consumer Durables & Apparel - 5.6%
1,453,283	Carter’s, Inc.	118,369,900
58,191	NVR, Inc.*	230,034,260
2,145,817	PVH Corp.	125,079,673
6,687,439	Under Armour, Inc. Class C*	81,787,379
3,445,549	YETI Holdings, Inc.*	170,485,765

		725,756,977

	Consumer Services - 1.8%
2,019,947	Choice Hotels International, Inc.	176,442,370
1,002,827	Hyatt Hotels Corp. Class A	55,295,881

		231,738,251

	Diversified Financials - 1.3%
381,535	Credit Acceptance Corp.*(1)	113,743,214
845,828	Hamilton Lane, Inc. Class A	58,954,212

		172,697,426

	Energy - 0.5%
3,311,928	Cabot Oil & Gas Corp.	58,919,199

	Food & Staples Retailing - 0.8%
3,088,077	Performance Food Group Co.*	103,790,268

	Food, Beverage & Tobacco - 1.1%
2,284,599	Lamb Weston Holdings, Inc.	144,957,807

	Health Care Equipment & Services - 10.8%
778,660	Amedisys, Inc.*	201,672,940
3,197,849	Encompass Health Corp.	196,060,122
2,542,201	Hill-Rom Holdings, Inc.	231,518,245
3,192,399	Integra LifeSciences Holdings Corp.*	140,784,796
845,044	LHC Group, Inc.*	182,994,278
740,320	Molina Healthcare, Inc.*	138,047,471
2,757,811	NuVasive, Inc.*(2)	122,529,543
558,302	Tandem Diabetes Care, Inc.*	60,854,918
390,458	Teleflex, Inc.	124,255,449

		1,398,717,762

	Insurance - 4.2%
126,796	Alleghany Corp.	69,348,536
320,489	Erie Indemnity Co. Class A	74,632,273

Shares or Principal Amount		Market Value†
Common Stocks - 100.1% - (continued)
	Insurance - 4.2% - (continued)
2,143,274	Fidelity National Financial, Inc.	$67,063,044
181,795	Markel Corp.*	169,578,376
99,951	White Mountains Insurance Group Ltd.	90,788,492
1,249,278	WR Berkley Corp.	75,106,593

		546,517,314

	Materials - 2.6%
1,007,558	Ball Corp.	89,672,662
7,857,103	Element Solutions, Inc.*	92,085,247
575,489	Packaging Corp. of America	65,887,736
2,521,502	Silgan Holdings, Inc.	86,865,744

		334,511,389

	Media & Entertainment - 4.4%
100,177	Cable One, Inc.	173,492,539
3,577,072	Cargurus, Inc.*	71,291,045
888,714	Roku, Inc.*	179,875,714
15,878,351	Zynga, Inc. Class A*	142,746,375

		567,405,673

	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
2,475,313	Apellis Pharmaceuticals, Inc.*	78,962,485
2,749,199	ChemoCentryx, Inc.*	131,961,552
2,204,314	Iovance Biotherapeutics, Inc.*	78,649,923
408,339	Kodiak Sciences, Inc.*	37,081,265
64,619	Mettler-Toledo International, Inc.*	64,483,946
1,627,920	PRA Health Sciences, Inc.*	158,624,525
3,557,068	PTC Therapeutics, Inc.*(2)	185,643,379
1,308,366	Reata Pharmaceuticals, Inc. Class A*	152,699,396
1,070,535	Sage Therapeutics, Inc.*	78,555,858

		966,662,329

	Real Estate - 4.8%
2,403,737	Douglas Emmett, Inc. REIT	56,728,193
2,726,259	Equity Commonwealth REIT	72,027,763
610,327	Life Storage, Inc. REIT	69,668,827
373,986	PS Business Parks, Inc. REIT	42,645,623
2,817,745	Redfin Corp.*	117,697,209
2,695,333	Rexford Industrial Realty, Inc. REIT	125,225,171
5,272,470	STORE Capital Corp. REIT	135,502,479

		619,495,265

	Retailing - 2.7%
1,495,741	CarMax, Inc.*	129,291,852
1,801,161	Etsy, Inc.*	219,003,166

		348,295,018

	Semiconductors & Semiconductor Equipment - 6.1%
2,735,257	First Solar, Inc.*	238,090,445
1,857,115	MKS Instruments, Inc.	201,292,695
619,618	Monolithic Power Systems, Inc.	198,029,913
1,487,857	Silicon Laboratories, Inc.*	152,445,828

		789,858,881

	Software & Services - 10.3%
931,039	Aspen Technology, Inc.*	102,237,393
1,148,166	Black Knight, Inc.*	100,981,200
1,809,127	Blackbaud, Inc.	89,262,326
7,798,088	Genpact Ltd.	268,020,284
1,499,544	Guidewire Software, Inc.*	144,121,174
273,859	LiveRamp Holdings, Inc.*	18,099,341
1,505,449	Q2 Holdings, Inc.*	137,357,167
1,339,244	Science Applications International Corp.	102,278,064
8,622,241	Teradata Corp.*(2)	158,390,567
1,729,394	WEX, Inc.*	218,854,811

		1,339,602,327

The accompanying notes are an integral part of these financial statements.

60

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Common Stocks - 100.1% - (continued)
	Technology Hardware & Equipment - 11.7%
1,258,937	CDW Corp.		$154,345,676
1,498,879	Coherent, Inc.*(2)		187,569,718
15,469,655	CommScope Holding Co., Inc.*(2)		137,679,930
1,504,059	F5 Networks, Inc.*		199,949,603
14,663,343	Flex Ltd.*		207,486,303
6,200,098	II-VI, Inc.*(1)(2)		281,918,456
2,762,739	Lumentum Holdings, Inc.*		228,450,888
3,682,285	National Instruments Corp.		115,181,875

			1,512,582,449

	Transportation - 1.9%
324,564	AMERCO		112,675,638
3,661,970	Knight-Swift Transportation Holdings, Inc.		139,118,241

			251,793,879

	Utilities - 2.5%
1,510,440	Black Hills Corp.		85,581,530
1,907,713	NiSource, Inc.		43,820,168
5,980,582	UGI Corp.		193,412,022

			322,813,720

	Total Common Stocks (cost $11,163,325,282)		$12,980,392,801

Short-Term Investments - 0.7%
	Repurchase Agreements - 0.0%
824,405	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $824,409; collateralized by U.S. Treasury Note at 0.125%, maturing 07/15/2030, with a market value of $840,988.		$824,405

	Securities Lending Collateral - 0.7%
84,693,322	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)		84,693,322
85,476	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		85,476

			84,778,798

	Total Short-Term Investments (cost $85,603,203)		$85,603,203

	Total Investments (cost $11,248,928,485)	100.8%	$13,065,996,004
	Other Assets and Liabilities	(0.8)%	(97,835,692)

	Total Net Assets	100.0%	$12,968,160,312

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Affiliated company—The Fund owns greater than 5% of the outstanding voting securities of this issuer.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

61

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$650,288,690	$650,288,690	$—	$—
Capital Goods	1,348,024,822	1,348,024,822	—	—
Commercial & Professional Services	545,963,355	545,963,355	—	—
Consumer Durables & Apparel	725,756,977	725,756,977	—	—
Consumer Services	231,738,251	231,738,251	—	—
Diversified Financials	172,697,426	172,697,426	—	—
Energy	58,919,199	58,919,199	—	—
Food & Staples Retailing	103,790,268	103,790,268	—	—
Food, Beverage & Tobacco	144,957,807	144,957,807	—	—
Health Care Equipment & Services	1,398,717,762	1,398,717,762	—	—
Insurance	546,517,314	546,517,314	—	—
Materials	334,511,389	334,511,389	—	—
Media & Entertainment	567,405,673	567,405,673	—	—
Pharmaceuticals, Biotechnology & Life Sciences	966,662,329	966,662,329	—	—
Real Estate	619,495,265	619,495,265	—	—
Retailing	348,295,018	348,295,018	—	—
Semiconductors & Semiconductor Equipment	789,858,881	789,858,881	—	—
Software & Services	1,339,602,327	1,339,602,327	—	—
Technology Hardware & Equipment	1,512,582,449	1,512,582,449	—	—
Transportation	251,793,879	251,793,879	—	—
Utilities	322,813,720	322,813,720	—	—
Short-Term Investments	85,603,203	84,778,798	824,405	—

Total	$13,065,996,004	$13,065,171,599	$824,405	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

62

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.0%
221,327	Gentex Corp.	$6,124,118

	Banks - 8.1%
90,745	M&T Bank Corp.	9,399,367
133,092	South State Corp.	8,171,849
441,224	Sterling Bancorp	5,903,577
307,326	Synovus Financial Corp.	7,990,476
225,095	Western Alliance Bancorp	9,273,914
237,016	Zions Bancorp N.A	7,648,506

		48,387,689

	Capital Goods - 14.9%
315,390	Colfax Corp.*	8,575,454
76,965	EnerSys	5,510,694
103,068	Fortune Brands Home & Security, Inc.	8,335,109
367,720	Ingersoll Rand, Inc.*	12,848,137
243,945	JELD-WEN Holding, Inc.*	5,130,163
62,450	John Bean Technologies Corp.	5,243,926
48,051	L3Harris Technologies, Inc.	7,741,497
60,521	Middleby Corp.*	6,024,260
62,631	Moog, Inc. Class A	3,907,548
249,637	Rexnord Corp.	8,008,355
172,088	SPX FLOW, Inc.*	7,287,927
181,799	Westinghouse Air Brake Technologies Corp.	10,780,681

		89,393,751

	Commercial & Professional Services - 1.6%
187,321	Clean Harbors, Inc.*	9,922,393

	Consumer Durables & Apparel - 6.5%
122,124	Carter’s, Inc.	9,947,000
101,483	Columbia Sportswear Co.	7,569,617
81,650	Leggett & Platt, Inc.	3,407,254
115,927	Lennar Corp. Class A	8,141,553
418,978	Steven Madden Ltd.	10,059,662

		39,125,086

	Consumer Services - 1.6%
202,076	Wyndham Hotels & Resorts, Inc.	9,398,555

	Diversified Financials - 2.8%
607,842	SLM Corp.	5,586,068
232,820	Voya Financial, Inc.	11,159,063

		16,745,131

	Energy - 1.8%
292,711	Delek U.S. Holdings, Inc.	2,944,673
243,104	Diamondback Energy, Inc.	6,310,980
183,906	Viper Energy Partners L.P.	1,289,181

		10,544,834

	Food & Staples Retailing - 1.4%
407,131	U.S. Foods Holding Corp.*	8,509,038

	Food, Beverage & Tobacco - 2.1%
259,737	Keurig Dr Pepper, Inc.	6,986,925
66,533	Post Holdings, Inc.*	5,715,185

		12,702,110

	Health Care Equipment & Services - 11.6%
162,114	Acadia Healthcare Co., Inc.*	5,779,364
237,834	Centene Corp.*	14,055,989
226,034	Dentsply Sirona, Inc.	10,666,545
155,508	Encompass Health Corp.	9,534,196
72,118	Hill-Rom Holdings, Inc.	6,567,786
88,107	Hologic, Inc.*	6,063,524
31,552	Molina Healthcare, Inc.*	5,883,501
83,983	Zimmer Biomet Holdings, Inc.	11,094,154

		69,645,059

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 10.1%
10,399	Alleghany Corp.	$5,687,525
107,801	Arthur J Gallagher & Co.	11,180,042
77,975	Assurant, Inc.	9,697,751
493,382	CNO Financial Group, Inc.	8,757,531
93,947	Hanover Insurance Group, Inc.	8,986,970
111,790	Kemper Corp.	6,892,971
471,566	Lancashire Holdings Ltd.	3,891,599
33,534	RenaissanceRe Holdings Ltd.	5,423,118

		60,517,507

	Materials - 8.0%
163,400	Buzzi Unicem S.p.A.	3,535,615
120,334	Celanese Corp.	13,659,112
147,034	Crown Holdings, Inc.*	12,615,517
74,492	FMC Corp.	7,653,308
98,075	Reliance Steel & Aluminum Co.	10,689,194

		48,152,746

	Media & Entertainment - 1.8%
41,500	Electronic Arts, Inc.*	4,972,945
461,419	TEGNA, Inc.	5,550,871

		10,523,816

	Real Estate - 8.6%
178,264	American Campus Communities, Inc. REIT	6,677,769
175,836	Americold Realty Trust REIT	6,370,538
69,799	Boston Properties, Inc. REIT	5,054,146
143,636	First Industrial Realty Trust, Inc. REIT	5,718,149
326,408	Gaming and Leisure Properties, Inc. REIT	11,864,931
177,860	Highwoods Properties, Inc. REIT	5,294,892
330,998	Host Hotels & Resorts, Inc. REIT	3,468,859
63,631	Life Storage, Inc. REIT	7,263,479

		51,712,763

	Retailing - 1.4%
95,365	Dollar Tree, Inc.*	8,613,367

	Semiconductors & Semiconductor Equipment - 1.5%
81,299	MKS Instruments, Inc.	8,811,999

	Software & Services - 3.1%
121,911	Amdocs Ltd.	6,873,342
78,111	Leidos Holdings, Inc.	6,483,213
83,897	SS&C Technologies Holdings, Inc.	4,968,380

		18,324,935

	Technology Hardware & Equipment - 6.6%
139,773	Ciena Corp.*	5,505,659
42,322	Coherent, Inc.*	5,296,175
53,528	F5 Networks, Inc.*	7,116,012
161,865	Lumentum Holdings, Inc.*	13,384,617
26,296	Rogers Corp.*	3,187,601
129,148	Western Digital Corp.	4,872,754

		39,362,818

	Utilities - 4.9%
144,147	Alliant Energy Corp.	7,968,446
140,293	Evergy, Inc.	7,744,173
103,919	Portland General Electric Co.	4,084,017
77,699	Sempra Energy	9,740,347

		29,536,983

	Total Common Stocks (cost $580,294,290)	$596,054,698

The accompanying notes are an integral part of these financial statements.

63

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
1,161,266	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,161,272; collateralized by U.S. Treasury Notes at 2.875%, maturing 05/15/2028, with a market value of $1,184,525.	$1,161,266

	Total Short-Term Investments (cost $1,161,266)	$1,161,266

Total Investments (cost $581,455,556)	99.6%	$597,215,964
Other Assets and Liabilities	0.4%	2,561,818

Total Net Assets	100.0%	$599,777,782

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$6,124,118	$6,124,118	$—	$—
Banks	48,387,689	48,387,689	—	—
Capital Goods	89,393,751	89,393,751	—	—
Commercial & Professional Services	9,922,393	9,922,393	—	—
Consumer Durables & Apparel	39,125,086	39,125,086	—	—
Consumer Services	9,398,555	9,398,555	—	—
Diversified Financials	16,745,131	16,745,131	—	—
Energy	10,544,834	10,544,834	—	—
Food & Staples Retailing	8,509,038	8,509,038	—	—
Food, Beverage & Tobacco	12,702,110	12,702,110	—	—
Health Care Equipment & Services	69,645,059	69,645,059	—	—
Insurance	60,517,507	56,625,908	3,891,599	—
Materials	48,152,746	44,617,131	3,535,615	—
Media & Entertainment	10,523,816	10,523,816	—	—
Real Estate	51,712,763	51,712,763	—	—
Retailing	8,613,367	8,613,367	—	—
Semiconductors & Semiconductor Equipment	8,811,999	8,811,999	—	—
Software & Services	18,324,935	18,324,935	—	—
Technology Hardware & Equipment	39,362,818	39,362,818	—	—
Utilities	29,536,983	29,536,983	—	—
Short-Term Investments	1,161,266	—	1,161,266	—

Total	$597,215,964	$588,627,484	$8,588,480	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

64

Hartford Quality Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 12.0%
270,210	Bank of America Corp.	$6,403,977
32,255	Bank of Nova Scotia	1,340,518
45,924	Citigroup, Inc.	1,902,172
73,791	JP Morgan Chase & Co.	7,234,470
30,438	PNC Financial Services Group, Inc.	3,405,403

		20,286,540

	Capital Goods - 11.4%
13,460	Deere & Co.	3,040,749
26,064	Eaton Corp. plc	2,705,182
18,311	Honeywell International, Inc.	3,020,399
80,479	Johnson Controls International plc	3,397,019
5,247	Lockheed Martin Corp.	1,837,132
59,600	Raytheon Technologies Corp.	3,237,472
36,039	Westinghouse Air Brake Technologies Corp.	2,137,113

		19,375,066

	Consumer Services - 2.7%
12,878	Hilton Worldwide Holdings, Inc.	1,130,817
15,931	McDonald’s Corp.	3,393,303

		4,524,120

	Diversified Financials - 2.0%
30,149	American Express Co.	2,750,795
1,080	BlackRock, Inc.	647,147

		3,397,942

	Energy - 4.6%
49,499	Chevron Corp.	3,440,180
31,823	EOG Resources, Inc.	1,089,620
45,860	Exxon Mobil Corp.	1,495,953
58,314	Total SE ADR	1,768,664

		7,794,417

	Food & Staples Retailing - 1.9%
35,083	Kroger Co.	1,130,024
38,939	Sysco Corp.	2,153,716

		3,283,740

	Food, Beverage & Tobacco - 5.3%
25,984	General Mills, Inc.	1,536,174
34,133	Kellogg Co.	2,146,624
43,670	Mondelez International, Inc. Class A	2,319,751
42,436	Philip Morris International, Inc.	3,013,805

		9,016,354

	Health Care Equipment & Services - 7.5%
10,575	Becton Dickinson and Co.	2,444,200
18,037	Hill-Rom Holdings, Inc.	1,642,630
40,391	Koninklijke Philips N.V. ADR*	1,878,181
40,366	Medtronic plc	4,059,609
8,550	UnitedHealth Group, Inc.	2,608,947

		12,633,567

	Insurance - 5.8%
50,268	American International Group, Inc.	1,582,939
21,556	Chubb Ltd.	2,800,340
21,228	Marsh & McLennan Cos., Inc.	2,196,249
39,605	Principal Financial Group, Inc.	1,553,308
27,551	Prudential Financial, Inc.	1,763,815

		9,896,651

	Materials - 4.3%
27,233	Celanese Corp.	3,091,218
17,931	FMC Corp.	1,842,231
18,502	PPG Industries, Inc.	2,400,079

		7,333,528

	Media & Entertainment - 2.3%
92,267	Comcast Corp. Class A	3,897,358

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
45,116	AstraZeneca plc ADR	$2,263,018
31,361	Merck & Co., Inc.	2,358,661
22,187	Novartis AG ADR	1,732,361
139,271	Pfizer, Inc.	4,941,335

		11,295,375

	Real Estate - 4.3%
7,078	American Tower Corp. REIT	1,625,463
141,437	Host Hotels & Resorts, Inc. REIT	1,482,260
8,543	Public Storage REIT	1,956,945
99,111	VICI Properties, Inc. REIT	2,274,597

		7,339,265

	Retailing - 5.1%
571,800	Allstar Co.(1)(2)	480,312
19,074	Lowe’s Cos., Inc.	3,015,599
19,920	Target Corp.	3,032,223
40,713	TJX Cos., Inc.	2,068,220

		8,596,354

	Semiconductors & Semiconductor Equipment - 7.5%
9,335	Broadcom, Inc.	3,263,796
68,656	Intel Corp.	3,040,088
11,951	KLA Corp.	2,356,498
14,905	QUALCOMM, Inc.	1,838,681
15,458	Texas Instruments, Inc.	2,235,072

		12,734,135

	Software & Services - 2.5%
11,359	Accenture plc Class A	2,463,881
15,628	International Business Machines Corp.	1,745,022

		4,208,903

	Technology Hardware & Equipment - 1.5%
70,526	Cisco Systems, Inc.	2,531,883

	Telecommunication Services - 3.7%
111,193	Verizon Communications, Inc.	6,336,889

	Transportation - 1.2%
16,353	J.B. Hunt Transport Services, Inc.	1,990,814

	Utilities - 6.7%
44,834	Alliant Energy Corp.	2,478,423
41,487	Avangrid, Inc.	2,046,969
28,867	Dominion Energy, Inc.	2,319,175
27,294	Eversource Energy	2,381,947
16,997	Sempra Energy	2,130,744

		11,357,258

	Total Common Stocks (cost $163,254,463)	$167,830,159

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
1,505,191	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,505,199; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $1,535,366.	$1,505,191

	Total Short-Term Investments (cost $1,505,191)	$1,505,191

Total Investments (cost $164,759,654)	99.9%	$169,335,350
Other Assets and Liabilities	0.1%	221,886

Total Net Assets	100.0%	$169,557,236

The accompanying notes are an integral part of these financial statements.

65

Hartford Quality Value Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At
October 31, 2020, the aggregate fair value of this security was $480,312, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and those prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $480,312 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	571,800	$248,744	$480,312

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$20,286,540	$20,286,540	$—	$—
Capital Goods	19,375,066	19,375,066	—	—
Consumer Services	4,524,120	4,524,120	—	—
Diversified Financials	3,397,942	3,397,942	—	—
Energy	7,794,417	7,794,417	—	—
Food & Staples Retailing	3,283,740	3,283,740	—	—
Food, Beverage & Tobacco	9,016,354	9,016,354	—	—
Health Care Equipment & Services	12,633,567	12,633,567	—	—
Insurance	9,896,651	9,896,651	—	—
Materials	7,333,528	7,333,528	—	—
Media & Entertainment	3,897,358	3,897,358	—	—
Pharmaceuticals, Biotechnology & Life Sciences	11,295,375	11,295,375	—	—
Real Estate	7,339,265	7,339,265	—	—
Retailing	8,596,354	8,116,042	480,312	—
Semiconductors & Semiconductor Equipment	12,734,135	12,734,135	—	—
Software & Services	4,208,903	4,208,903	—	—
Technology Hardware & Equipment	2,531,883	2,531,883	—	—
Telecommunication Services	6,336,889	6,336,889	—	—
Transportation	1,990,814	1,990,814	—	—
Utilities	11,357,258	11,357,258	—	—
Short-Term Investments	1,505,191	—	1,505,191	—

Total	$169,335,350	$167,349,847	$1,985,503	$—

(1)

For the year ended October 31, 2020, investments valued at $131,514 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 2.2%
72,212	Fox Factory Holding Corp.*	$6,071,585
115,624	Patrick Industries, Inc.	6,446,038
60,653	Thor Industries, Inc.	5,130,031

		17,647,654

	Banks - 2.7%
495,591	MGIC Investment Corp.	4,985,645
272,924	Sterling Bancorp	3,651,723
140,580	Synovus Financial Corp.	3,655,080
150,660	Triumph Bancorp, Inc.*	6,347,306
79,446	Western Alliance Bancorp	3,273,175

		21,912,929

	Capital Goods - 8.7%
132,692	Aerojet Rocketdyne Holdings, Inc.*	4,301,875
87,991	Altra Industrial Motion Corp.	3,762,495
89,565	Applied Industrial Technologies, Inc.	5,467,943
41,965	Armstrong World Industries, Inc.	2,513,703
36,458	Axon Enterprise, Inc.*	3,605,696
112,659	BWX Technologies, Inc.	6,197,372
40,075	Curtiss-Wright Corp.	3,380,727
62,647	EnerSys	4,485,525
88,839	ITT, Inc.	5,375,648
74,710	John Bean Technologies Corp.	6,273,399
55,071	Mercury Systems, Inc.*	3,793,290
179,219	Rexnord Corp.	5,749,346
140,101	SPX Corp.*	5,938,881
113,669	SPX FLOW, Inc.*	4,813,882
57,864	Trex Co., Inc.*	4,023,863

		69,683,645

	Commercial & Professional Services - 3.7%
92,162	ASGN, Inc.*	6,145,362
73,328	Clean Harbors, Inc.*	3,884,184
84,032	Exponent, Inc.	5,847,787
69,491	Insperity, Inc.	5,321,621
79,325	Tetra Tech, Inc.	8,004,686

		29,203,640

	Consumer Durables & Apparel - 6.7%
56,030	American Outdoor Brands, Inc.*	847,734
45,350	Carter’s, Inc.	3,693,757
37,848	Deckers Outdoor Corp.*	9,589,548
104,581	PVH Corp.	6,096,026
257,589	Smith & Wesson Brands, Inc.	4,273,402
68,774	TopBuild Corp.*	10,536,865
464,344	Under Armour, Inc. Class C*	5,678,927
203,026	Wolverine World Wide, Inc.	5,414,703
143,779	YETI Holdings, Inc.*	7,114,185

		53,245,147

	Consumer Services - 3.4%
50,142	Churchill Downs, Inc.	7,478,680
60,773	Dunkin’ Brands Group, Inc.	6,059,676
150,790	Penn National Gaming, Inc.*	8,139,644
46,313	Wingstop, Inc.	5,387,591

		27,065,591

	Diversified Financials - 2.0%
130,775	OneMain Holdings, Inc.	4,562,740
532,482	SLM Corp.	4,893,509
81,800	StepStone Group, Inc. Class A*	2,103,078
78,930	Stifel Financial Corp.	4,614,248

		16,173,575

	Food & Staples Retailing - 0.7%
177,665	Performance Food Group Co.*	5,971,321

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Food, Beverage & Tobacco - 2.1%
71,712	Freshpet, Inc.*	$8,211,024
393,003	Hostess Brands, Inc.*	4,967,558
203,382	Simply Good Foods Co.*	3,823,581

		17,002,163

	Health Care Equipment & Services - 12.6%
44,592	Addus HomeCare Corp.*	4,350,841
20,388	Amedisys, Inc.*	5,280,492
96,713	AtriCure, Inc.*	3,342,401
94,855	Cardiovascular Systems, Inc.*	3,381,581
62,855	Glaukos Corp.*	3,514,852
124,071	Globus Medical, Inc. Class A*	6,466,581
132,794	Health Catalyst, Inc.*(1)	4,578,737
184,012	HMS Holdings Corp.*	4,898,400
11,710	ICU Medical, Inc.*	2,081,921
84,418	Integer Holdings Corp.*	4,934,232
103,208	Integra LifeSciences Holdings Corp.*	4,551,473
28,245	iRhythm Technologies, Inc.*	5,972,405
40,731	LHC Group, Inc.*	8,820,298
128,975	Omnicell, Inc.*	11,162,786
205,944	OraSure Technologies, Inc.*	3,076,803
71,165	Providence Service Corp.*	8,365,446
476,746	R1 RCM, Inc.*	8,543,288
68,580	Tandem Diabetes Care, Inc.*	7,475,220

		100,797,757

	Household & Personal Products - 0.5%
218,352	BellRing Brands, Inc. Class A*	3,993,658

	Insurance - 1.2%
126,176	James River Group Holdings Ltd.	5,896,204
66,239	Kemper Corp.	4,084,297

		9,980,501

	Materials - 3.0%
203,201	Axalta Coating Systems Ltd.*	5,102,377
123,663	Boise Cascade Co.	4,746,186
313,772	Graphic Packaging Holding Co.	4,170,030
71,563	Ingevity Corp.*	3,927,377
201,357	Louisiana-Pacific Corp.	5,754,783

		23,700,753

	Media & Entertainment - 1.2%
101,853	Cardlytics, Inc.*(1)	7,518,789
99,311	Cargurus, Inc.*	1,979,268

		9,498,057

	Pharmaceuticals, Biotechnology & Life Sciences - 20.6%
298,613	Adverum Biotechnologies, Inc.*	3,257,868
559,343	Akebia Therapeutics, Inc.*	1,241,741
15,100	Akero Therapeutics, Inc.*	400,905
40,400	Aligos Therapeutics, Inc.*	603,576
60,528	Allakos, Inc.*(1)	5,758,029
39,400	ALX Oncology Holdings, Inc.*(1)	1,556,694
415,958	Amicus Therapeutics, Inc.*	7,416,531
160,312	Apellis Pharmaceuticals, Inc.*	5,113,953
32,455	Arena Pharmaceuticals, Inc.*	2,782,043
82,909	Arrowhead Pharmaceuticals, Inc.*	4,750,686
75,384	Biohaven Pharmaceutical Holding Co., Ltd.*	5,839,245
98,532	ChemoCentryx, Inc.*	4,729,536
147,271	Constellation Pharmaceuticals, Inc.*	2,889,457
232,243	Dicerna Pharmaceuticals, Inc.*	4,874,780
63,200	Dyne Therapeutics, Inc.*	1,306,976
38,780	Emergent BioSolutions, Inc.*	3,489,037
278,864	Heron Therapeutics, Inc.*	4,548,272
156,960	Homology Medicines, Inc.*	1,659,067
524,020	ImmunoGen, Inc.*	2,955,473
218,036	Karyopharm Therapeutics, Inc.*	3,231,293

The accompanying notes are an integral part of these financial statements.

67

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 20.6% - (continued)
68,042	Kodiak Sciences, Inc.*	$6,178,894
118,925	Kura Oncology, Inc.*	3,716,406
59,693	Kymera Therapeutics, Inc.*	2,148,351
41,447	Madrigal Pharmaceuticals, Inc.*	5,274,131
225,837	Mersana Therapeutics, Inc.*	4,069,583
45,865	Mirati Therapeutics, Inc.*	9,959,126
114,241	NanoString Technologies, Inc.*	4,186,933
30,635	Novavax, Inc.*(1)	2,472,551
70,527	Pacira BioSciences, Inc.*	3,688,562
107,067	PTC Therapeutics, Inc.*	5,587,827
282,753	Radius Health, Inc.*	3,791,718
108,407	RAPT Therapeutics, Inc.*	3,115,617
20,748	Reata Pharmaceuticals, Inc. Class A*	2,421,499
24,489	Repligen Corp.*	4,079,133
172,862	Revance Therapeutics, Inc.*	4,473,668
143,288	Rhythm Pharmaceuticals, Inc.*	3,033,407
192,634	TG Therapeutics, Inc.*	4,867,861
232,617	Theravance Biopharma, Inc.*	4,398,787
49,868	Turning Point Therapeutics, Inc.*	4,597,331
50,599	Ultragenyx Pharmaceutical, Inc.*	5,085,199
144,682	Veracyte, Inc.*	5,014,678
101,400	Y-mAbs Therapeutics, Inc.*	4,333,836

		164,900,260

	Real Estate - 2.8%
230,155	Columbia Property Trust, Inc. REIT	2,435,040
35,665	Coresite Realty Corp. REIT	4,256,974
142,368	Corporate Office Properties Trust REIT	3,193,314
232,381	Essential Properties Realty Trust, Inc. REIT	3,838,934
385,139	Independence Realty Trust, Inc. REIT	4,679,439
35,293	PS Business Parks, Inc. REIT	4,024,461

		22,428,162

	Retailing - 2.8%
91,656	Floor & Decor Holdings, Inc. Class A*	6,690,888
163,192	Foot Locker, Inc.	6,018,521
4,700	Leslie’s, Inc.*	103,259
18,661	Lithia Motors, Inc. Class A	4,284,006
61,624	Shutterstock, Inc.	4,033,291
6,822	Stamps.com, Inc.*	1,522,943

		22,652,908

	Semiconductors & Semiconductor Equipment - 4.6%
191,121	Axcelis Technologies, Inc.*	4,218,041
72,094	Cirrus Logic, Inc.*	4,965,114
199,829	Cohu, Inc.	4,342,284
66,137	First Solar, Inc.*	5,756,895
196,359	FormFactor, Inc.*	5,566,778
104,581	Power Integrations, Inc.	6,296,822
72,132	Synaptics, Inc.*	5,530,360

		36,676,294

	Software & Services - 15.2%
94,719	Alarm.com Holdings, Inc.*	5,524,959
88,802	Blackbaud, Inc.	4,381,491
29,403	CACI International, Inc. Class A*	6,131,408
109,774	Digital Turbine, Inc.*	3,146,123
42,802	Everbridge, Inc.*	4,480,941
86,145	ExlService Holdings, Inc.*	6,524,622
51,968	Five9, Inc.*	7,884,585
105,757	LiveRamp Holdings, Inc.*	6,989,480
55,127	Manhattan Associates, Inc.*	4,713,359
176,361	Medallia, Inc.*	5,017,470
135,995	Mimecast Ltd.*	5,196,369
23,601	Paylocity Holding Corp.*	4,378,458
37,933	Pegasystems, Inc.	4,395,676
158,631	Perficient, Inc.*	6,211,990

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 15.2% - (continued)
78,826	Q2 Holdings, Inc.*	$7,192,084
123,244	Rapid7, Inc.*	7,632,501
168,719	Repay Holdings Corp.*	3,801,239
70,682	Science Applications International Corp.	5,397,984
111,702	Sprout Social, Inc. Class A*	4,881,377
294,161	SVMK, Inc.*	6,156,790
48,188	Varonis Systems, Inc.*	5,569,087
584,650	Verra Mobility Corp.*(1)	5,618,487

		121,226,480

	Technology Hardware & Equipment - 2.0%
164,992	CTS Corp.	4,560,379
96,466	Insight Enterprises, Inc.*	5,146,461
76,442	Lumentum Holdings, Inc.*	6,320,989

		16,027,829

	Telecommunication Services - 0.4%
18,298	Bandwidth, Inc. Class A*	2,934,176

	Transportation - 0.4%
215,476	Marten Transport Ltd.	3,306,479

	Total Common Stocks (cost $623,014,762)	$796,028,979

SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 0.3%
2,555,212	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $2,555,225; collateralized by U.S. Treasury Notes at 0.750%, maturing 07/15/2028, with a market value of $2,606,384	$2,555,212

	Securities Lending Collateral - 1.3%
10,149,792	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	10,149,792
10,244	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	10,244

		10,160,036

	Total Short-Term Investments (cost $12,715,248)	$12,715,248

Total Investments (cost $635,730,010)	101.1%	$808,744,227
Other Assets and Liabilities	(1.1)%	(8,723,276)

Total Net Assets	100.0%	$800,020,951

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,647,654	$17,647,654	$—	$—
Banks	21,912,929	21,912,929	—	—
Capital Goods	69,683,645	69,683,645	—	—
Commercial & Professional Services	29,203,640	29,203,640	—	—
Consumer Durables & Apparel	53,245,147	53,245,147	—	—
Consumer Services	27,065,591	27,065,591	—	—
Diversified Financials	16,173,575	16,173,575	—	—
Food & Staples Retailing	5,971,321	5,971,321	—	—
Food, Beverage & Tobacco	17,002,163	17,002,163	—	—
Health Care Equipment & Services	100,797,757	100,797,757	—	—
Household & Personal Products	3,993,658	3,993,658	—	—
Insurance	9,980,501	9,980,501	—	—
Materials	23,700,753	23,700,753	—	—
Media & Entertainment	9,498,057	9,498,057	—	—
Pharmaceuticals, Biotechnology & Life Sciences	164,900,260	164,900,260	—	—
Real Estate	22,428,162	22,428,162	—	—
Retailing	22,652,908	22,652,908	—	—
Semiconductors & Semiconductor Equipment	36,676,294	36,676,294	—	—
Software & Services	121,226,480	121,226,480	—	—
Technology Hardware & Equipment	16,027,829	16,027,829	—	—
Telecommunication Services	2,934,176	2,934,176	—	—
Transportation	3,306,479	3,306,479	—	—
Short-Term Investments	12,715,248	10,160,036	2,555,212	—

Total	$808,744,227	$806,189,015	$2,555,212	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

69

Hartford Small Cap Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Banks - 23.8%
55,761	Bank OZK	$1,381,757
153,302	Cadence Bancorp	1,720,048
18,661	Federal Agricultural Mortgage Corp. Class C	1,205,314
64,307	First Hawaiian, Inc.	1,109,939
37,999	First Interstate BancSystem, Inc. Class A	1,341,365
154,411	FNB Corp.	1,167,347
82,851	Great Western Bancorp, Inc.	1,076,235
65,095	Hilltop Holdings, Inc.	1,484,817
91,699	Home BancShares, Inc.	1,522,203
54,658	Pacific Premier Bancorp, Inc.	1,393,779
86,343	Radian Group, Inc.	1,549,857
107,919	Sterling Bancorp	1,443,956
94,082	Umpqua Holdings Corp.	1,181,670
32,131	Western Alliance Bancorp	1,323,797

		18,902,084

	Capital Goods - 10.1%
30,253	Argan, Inc.	1,246,121
21,766	EnerSys	1,558,446
52,768	Kennametal, Inc.	1,635,808
18,044	Moog, Inc. Class A	1,125,765
57,527	nVent Electric plc	1,038,362
179,722	REV Group, Inc.	1,410,818

		8,015,320

	Commercial & Professional Services - 7.5%
111,916	BrightView Holdings, Inc.*	1,368,733
50,595	Deluxe Corp.	1,084,757
37,723	Kforce, Inc.	1,308,988
108,050	Knoll, Inc.	1,238,253
43,690	Loomis AB*	975,591

		5,976,322

	Consumer Durables & Apparel - 7.0%
48,475	Kontoor Brands, Inc.*	1,594,828
123,784	Movado Group, Inc.	1,350,483
59,903	Steven Madden Ltd.	1,438,271
17,086	Sturm Ruger & Co., Inc.	1,142,370

		5,525,952

	Consumer Services - 3.2%
38,931	Adtalem Global Education, Inc.*	912,543
52,978	Carriage Services, Inc.	1,367,362
53,031	Regis Corp.*(1)	293,792

		2,573,697

	Diversified Financials - 5.1%
102,425	Greenhill & Co., Inc.	1,324,355
180,352	Navient Corp.	1,444,620
37,664	PRA Group, Inc.*	1,285,472

		4,054,447

	Food, Beverage & Tobacco - 1.8%
114,115	Hostess Brands, Inc.*	1,442,414

	Health Care Equipment & Services - 5.6%
45,728	Envista Holdings Corp.*	1,208,134
44,025	Natus Medical, Inc.*	801,695
88,680	NextGen Healthcare, Inc.*	1,206,048
37,362	Premier, Inc. Class A	1,222,858

		4,438,735

	Household & Personal Products - 4.6%
43,237	Edgewell Personal Care Co.*	1,133,674
32,334	Energizer Holdings, Inc.	1,272,343
8,802	Medifast, Inc.	1,236,593

		3,642,610

	Insurance - 3.1%
133,033	Lancashire Holdings Ltd.	1,097,855
172,377	Third Point Reinsurance Ltd.*	1,341,093

		2,438,948

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Materials - 3.5%
22,803	Compass Minerals International, Inc.	$1,376,845
40,966	Schweitzer-Mauduit International, Inc.	1,360,071

		2,736,916

	Media & Entertainment - 1.7%
114,660	TEGNA, Inc.	1,379,360

	Real Estate - 3.0%
138,126	CoreCivic, Inc. REIT	885,388
126,042	Pebblebrook Hotel Trust REIT	1,509,983

		2,395,371

	Retailing - 2.6%
41,386	Children’s Place, Inc.(1)	1,045,824
122,189	Michaels Cos., Inc.*	990,953

		2,036,777

	Semiconductors & Semiconductor Equipment - 4.5%
47,550	Ichor Holdings Ltd.*	1,106,013
35,839	Silicon Motion Technology Corp. ADR	1,352,564
52,085	Tower Semiconductor Ltd.*	1,098,993

		3,557,570

	Software & Services - 3.1%
27,746	CSG Systems International, Inc.	1,051,019
114,916	Xperi Holding Corp.	1,424,958

		2,475,977

	Technology Hardware & Equipment - 4.9%
131,795	Avid Technology, Inc.*	1,228,329
23,519	InterDigital, Inc.	1,316,594
69,926	Plantronics, Inc.	1,364,955

		3,909,878

	Utilities - 2.2%
44,366	Portland General Electric Co.	1,743,584

	Total Common Stocks (cost $80,169,656)	$77,245,962

EXCHANGE-TRADED FUNDS - 2.5%
	Other Investment Pools & Funds - 2.5%
19,125	iShares Russell 2000 Value ETF(1)	$1,969,684

	Total Exchange-Traded Funds (cost $1,902,621)	$1,969,684

	Total Long-Term Investments (cost $82,072,277)	$79,215,646

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 0.5%
354,275	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $354,277; collateralized by U.S. Treasury Note at 2.25%, maturing 11/15/2027, with a market value of $361,448.	$354,275

	Securities Lending Collateral - 2.2%
1,748,341	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	1,748,341
1,764	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	1,764

		1,750,105

	Total Short-Term Investments (cost $2,104,380)	$2,104,380

Total Investments (cost $84,176,657)	102.5%	$81,320,026
Other Assets and Liabilities	(2.5)%	(1,955,752)

Total Net Assets	100.0%	$79,364,274

The accompanying notes are an integral part of these financial statements.

70

Hartford Small Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$18,902,084	$18,902,084	$—	$—
Capital Goods	8,015,320	8,015,320	—	—
Commercial & Professional Services	5,976,322	5,976,322	—	—
Consumer Durables & Apparel	5,525,952	5,525,952	—	—
Consumer Services	2,573,697	2,573,697	—	—
Diversified Financials	4,054,447	4,054,447	—	—
Food, Beverage & Tobacco	1,442,414	1,442,414	—	—
Health Care Equipment & Services	4,438,735	4,438,735	—	—
Household & Personal Products	3,642,610	3,642,610	—	—
Insurance	2,438,948	1,341,093	1,097,855	—
Materials	2,736,916	2,736,916	—	—
Media & Entertainment	1,379,360	1,379,360	—	—
Real Estate	2,395,371	2,395,371	—	—
Retailing	2,036,777	2,036,777	—	—
Semiconductors & Semiconductor Equipment	3,557,570	3,557,570	—	—
Software & Services	2,475,977	2,475,977	—	—
Technology Hardware & Equipment	3,909,878	3,909,878	—	—
Utilities	1,743,584	1,743,584	—	—
Exchange-Traded Funds	1,969,684	1,969,684	—	—
Short-Term Investments	2,104,380	1,750,105	354,275	—

Total	$81,320,026	$79,867,896	$1,452,130	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Small Company Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0%
	Automobiles & Components - 2.1%
89,821	Fox Factory Holding Corp.*	$7,552,150
90,812	Thor Industries, Inc.	7,680,879

		15,233,029

	Banks - 2.3%
574,644	Sterling Bancorp	7,688,737
228,899	Western Alliance Bancorp	9,430,639

		17,119,376

	Capital Goods - 12.6%
161,895	Advanced Drainage Systems, Inc.	10,269,000
150,987	Argan, Inc.	6,219,155
52,030	Axon Enterprise, Inc.*	5,145,767
196,430	BMC Stock Holdings, Inc.*	7,776,664
38,651	Chart Industries, Inc.*	3,264,077
181,219	Comfort Systems USA, Inc.	8,299,830
96,728	Curtiss-Wright Corp.	8,159,974
179,077	ITT, Inc.	10,835,949
239,965	Kennametal, Inc.	7,438,915
109,406	Kornit Digital Ltd.*	7,365,212
359,760	Rexnord Corp.	11,541,101
167,904	Rush Enterprises, Inc. Class A	6,017,679

		92,333,323

	Commercial & Professional Services - 2.7%
100,897	Tetra Tech, Inc.	10,181,516
142,575	TriNet Group, Inc.*	9,826,269

		20,007,785

	Consumer Durables & Apparel - 7.9%
134,631	BRP, Inc.	7,271,670
39,855	Cavco Industries, Inc.*	6,860,640
128,647	Century Communities, Inc.*	4,996,649
72,788	iRobot Corp.*(1)	5,792,469
72,114	Polaris, Inc.	6,552,278
299,554	Skyline Champion Corp.*	7,683,560
378,204	Wolverine World Wide, Inc.	10,086,701
165,391	YETI Holdings, Inc.*	8,183,547

		57,427,514

	Consumer Services - 3.5%
185,140	Chegg, Inc.*	13,596,681
86,022	DraftKings, Inc. Class A*	3,045,179
94,613	Penn National Gaming, Inc.*	5,107,210
63,811	Planet Fitness, Inc. Class A*	3,782,078

		25,531,148

	Diversified Financials - 2.8%
148,314	Ares Management Corp. Class A	6,273,682
42,632	Hamilton Lane, Inc. Class A	2,971,451
155,866	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,522,992
144,017	PRA Group, Inc.*	4,915,300

		20,683,425

	Food, Beverage & Tobacco - 0.9%
6,002	Boston Beer Co., Inc. Class A*	6,237,158

	Health Care Equipment & Services - 8.4%
101,791	1Life Healthcare, Inc.*	2,871,524
125,516	Globus Medical, Inc. Class A*	6,541,894
193,039	Health Catalyst, Inc.*	6,655,985
61,744	Hill-Rom Holdings, Inc.	5,623,026
52,872	Insulet Corp.*	11,750,802
44,262	LHC Group, Inc.*	9,584,936
65,059	Omnicell, Inc.*	5,630,856
115,475	Tandem Diabetes Care, Inc.*	12,586,775

		61,245,798

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0% - (continued)
	Insurance - 0.9%
139,680	James River Group Holdings Ltd.	$6,527,246

	Materials - 0.8%
103,793	Ingevity Corp.*	5,696,160

	Media & Entertainment - 0.8%
77,264	Cardlytics, Inc.*(1)	5,703,629

	Pharmaceuticals, Biotechnology & Life Sciences - 17.7%
41,072	Acceleron Pharma, Inc.*	4,295,310
56,692	Allakos, Inc.*(1)	5,393,110
176,049	ALX Oncology Holdings, Inc.*	6,955,696
427,441	Amicus Therapeutics, Inc.*	7,621,273
87,495	Apellis Pharmaceuticals, Inc.*	2,791,090
46,319	Arena Pharmaceuticals, Inc.*	3,970,465
40,490	Ascendis Pharma A/S ADR*	6,614,041
51,343	Blueprint Medicines Corp.*	5,251,362
70,720	ChemoCentryx, Inc.*	3,394,560
125,362	Constellation Pharmaceuticals, Inc.*	2,459,602
170,000	Freeline Therapeutics Holdings plc ADR*	2,942,700
75,378	Global Blood Therapeutics, Inc.*	3,985,989
281,276	Heron Therapeutics, Inc.*(1)	4,587,612
664,886	ImmunoGen, Inc.*	3,749,957
119,109	Iovance Biotherapeutics, Inc.*	4,249,809
100,196	Kodiak Sciences, Inc.*	9,098,799
157,946	Mersana Therapeutics, Inc.*	2,846,187
46,271	Mirati Therapeutics, Inc.*	10,047,285
102,890	NanoString Technologies, Inc.*	3,770,918
110,914	PTC Therapeutics, Inc.*	5,788,602
69,816	RAPT Therapeutics, Inc.*	2,006,512
20,156	Reata Pharmaceuticals, Inc. Class A*	2,352,407
179,436	Revance Therapeutics, Inc.*	4,643,804
147,869	TG Therapeutics, Inc.*	3,736,650
68,916	Turning Point Therapeutics, Inc.*	6,353,366
156,235	UroGen Pharma Ltd.*(1)	3,518,412
163,472	Y-mAbs Therapeutics, Inc.*	6,986,793

		129,412,311

	Real Estate - 1.3%
305,785	Essential Properties Realty Trust, Inc. REIT	5,051,568
109,225	Redfin Corp.*	4,562,328

		9,613,896

	Retailing - 4.8%
3,136,600	Allstar Co.(3)(4)(7)	2,634,744
97,593	Five Below, Inc.*	13,013,051
127,621	Floor & Decor Holdings, Inc. Class A*	9,316,333
103,797	Ollie’s Bargain Outlet Holdings, Inc.*	9,039,681
26,907	Tory Burch LLC*(2)(3)(4)	1,110,201

		35,114,010

	Semiconductors & Semiconductor Equipment - 5.3%
67,408	ACM Research, Inc. Class A*	4,743,501
76,107	Entegris, Inc.	5,690,520
116,552	First Solar, Inc.*	10,145,269
69,233	MKS Instruments, Inc.	7,504,165
489,915	Tower Semiconductor Ltd.*	10,337,207

		38,420,662

	Software & Services - 13.8%
194,094	2U, Inc.*	7,152,364
208,043	Digital Turbine, Inc.*	5,962,512
86,821	Endava plc ADR*	5,547,862
53,593	Five9, Inc.*	8,131,130
26,389	HubSpot, Inc.*	7,654,657
86,443	j2 Global, Inc.*	5,867,751
150,332	LiveRamp Holdings, Inc.*	9,935,442
81,288	Manhattan Associates, Inc.*	6,950,124
150,721	Mimecast Ltd.*	5,759,049

The accompanying notes are an integral part of these financial statements.

72

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0% - (continued)
	Software & Services - 13.8% - (continued)
183,427	PagerDuty, Inc.*(1)	$4,970,872
47,853	Paylocity Holding Corp.*	8,877,688
168,956	Perficient, Inc.*	6,616,317
75,262	Q2 Holdings, Inc.*	6,866,905
173,706	Rapid7, Inc.*	10,757,613

		101,050,286

	Technology Hardware & Equipment - 2.8%
165,343	II-VI, Inc.*	7,518,146
60,446	Lumentum Holdings, Inc.*	4,998,280
70,059	Novanta, Inc.*	7,616,814

		20,133,240

	Telecommunication Services - 1.3%
60,840	Bandwidth, Inc. Class A*	9,755,998

	Transportation - 1.3%
63,004	Saia, Inc.*	9,303,171

	Total Common Stocks (cost $519,803,203)	$686,549,165

EXCHANGE-TRADED FUNDS - 3.0%
	Other Investment Pools & Funds - 3.0%
97,571	iShares Russell Growth ETF(1)	$21,774,920

	Total Exchange-Traded Funds (cost $20,556,552)	$21,774,920

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
47,489	Honest Co., Inc. Series D*(2)(3)(4)	$1,956,547

	Total Convertible Preferred Stocks (cost $2,172,859)	$1,956,547

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(2)(3)(4)	$65,780

	Total Escrows (cost $—)	$65,780

	Total Long-Term Investments (cost $542,532,614)	$710,346,412

SHORT-TERM INVESTMENTS - 4.8%
	Repurchase Agreements - 1.7%
12,803,053	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $12,803,117; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $13,059,211	$12,803,053

	Securities Lending Collateral - 3.1%
22,579,929	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)	22,579,929
22,789	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)	22,789

		22,602,718

	Total Short-Term Investments (cost $35,405,771)	$35,405,771

Total Investments (cost $577,938,385)	102.1%	$745,752,183

Other Assets and Liabilities	(2.1)%	(15,535,770)

Total Net Assets	100.0%	$730,216,413

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $5,767,272, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $5,767,272 or 0.8% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$2,634,744
08/2015	Honest Co., Inc. Series D Convertible Preferred	47,489	2,172,859	1,956,547
11/2013	Tory Burch LLC	26,907	2,108,912	1,110,201
04/2017	Veracode, Inc.	98,033	—	65,780

			$5,646,250	$5,767,272

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

(7)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$15,233,029	$15,233,029	$—	$—
Banks	17,119,376	17,119,376	—	—
Capital Goods	92,333,323	92,333,323	—	—
Commercial & Professional Services	20,007,785	20,007,785	—	—
Consumer Durables & Apparel	57,427,514	57,427,514	—	—
Consumer Services	25,531,148	25,531,148	—	—
Diversified Financials	20,683,425	20,683,425	—	—
Food, Beverage & Tobacco	6,237,158	6,237,158	—	—
Health Care Equipment & Services	61,245,798	61,245,798	—	—
Insurance	6,527,246	6,527,246	—	—
Materials	5,696,160	5,696,160	—	—
Media & Entertainment	5,703,629	5,703,629	—	—
Pharmaceuticals, Biotechnology & Life Sciences	129,412,311	129,412,311	—	—
Real Estate	9,613,896	9,613,896	—	—
Retailing	35,114,010	31,369,065	2,634,744	1,110,201
Semiconductors & Semiconductor Equipment	38,420,662	38,420,662	—	—
Software & Services	101,050,286	101,050,286	—	—
Technology Hardware & Equipment	20,133,240	20,133,240	—	—
Telecommunication Services	9,755,998	9,755,998	—	—
Transportation	9,303,171	9,303,171	—	—
Exchange-Traded Funds	21,774,920	21,774,920	—	—
Convertible Preferred Stocks	1,956,547	—	—	1,956,547
Escrows	65,780	—	—	65,780
Short-Term Investments	35,405,771	22,602,718	12,803,053	—

Total	$745,752,183	$727,181,858	$15,437,797	$3,132,528

(1)

For the year ended October 31, 2020, investments valued at $721,418 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

74

Hartford Domestic Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

75

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Assets:
Investments in securities, at market value(1)	$6,265,796,349	$8,333,186,070	$8,901,241,526	$3,633,574,433
Repurchase agreements	77,872,403	153,723,081	180,291,484	24,913,579
Cash	34,137,745	67,035,341	79,308,189	10,864,611
Cash collateral held for securities on loan	700,269	—	—	—
Foreign currency	1,253	—	—	541,492
Receivables:
Investment securities sold	38,329,006	4,298,893	6,014,870	18,555,001
Fund shares sold	1,138,333	44,184,112	23,475,013	8,829,226
Dividends and interest	3,199,874	8,735,279	14,709,657	5,146,241
Securities lending income	37,927	—	119	118
Variation margin on futures contracts	3,946,827	4,831,998	—	—
Tax reclaims	610,182	—	1,646,508	1,596,093
Other assets	116,605	269,002	272,185	128,265

Total assets	6,425,886,773	8,616,263,776	9,206,959,551	3,704,149,059

Liabilities:
Obligation to return securities lending collateral	14,005,385	—	—	—
Payables:
Investment securities purchased	43,952,370	10,342,676	—	4,385,143
Fund shares redeemed	5,280,409	9,149,730	11,153,129	4,771,517
Investment management fees	3,794,606	2,510,885	4,901,068	2,034,710
Transfer agent fees	1,079,305	788,755	1,020,504	456,636
Accounting services fees	79,871	105,356	113,371	45,954
Board of Directors’ fees	25,704	27,431	35,020	14,982
Distribution fees	227,278	132,763	171,578	93,196
Accrued expenses	484,728	453,749	674,625	301,734

Total liabilities	68,929,656	23,511,345	18,069,295	12,103,872

Net assets	$6,356,957,117	$8,592,752,431	$9,188,890,256	$3,692,045,187

Summary of Net Assets:
Capital stock and paid-in-capital	$5,056,809,285	$6,644,607,298	$6,853,374,097	$3,037,413,153
Distributable earnings (loss)	1,300,147,832	1,948,145,133	2,335,516,159	654,632,034

Net assets	$6,356,957,117	$8,592,752,431	$9,188,890,256	$3,692,045,187

Shares authorized	1,540,000,000	825,000,000	1,175,000,000	675,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$38.39	$36.04	$24.26	$17.55

Maximum offering price per share	$40.62	$38.14	$25.67	$18.57

Shares outstanding	120,997,155	31,659,287	139,583,976	77,809,160

Net Assets	$4,645,676,559	$1,140,993,988	$3,385,906,740	$1,365,895,157

Class C: Net asset value per share	$27.45	$32.62	$23.31	$17.46

Shares outstanding	6,459,517	13,612,181	5,937,491	10,991,890

Net Assets	$177,309,072	$443,989,298	$138,431,128	$191,916,728

Class I: Net asset value per share	$38.66	$36.16	$24.12	$17.44

Shares outstanding	15,107,544	81,219,126	69,718,154	56,080,307

Net Assets	$584,047,831	$2,936,717,868	$1,681,760,617	$977,949,937

Class R3: Net asset value per share	$43.14	$36.54	$24.65	$17.59

Shares outstanding	983,973	1,277,190	2,217,136	1,807,052

Net Assets	$42,448,890	$46,674,283	$54,641,774	$31,778,493

Class R4: Net asset value per share	$44.91	$37.20	$24.84	$17.62

Shares outstanding	728,868	4,550,279	3,313,133	2,349,379

Net Assets	$32,731,887	$169,266,695	$82,299,383	$41,385,986

Class R5: Net asset value per share	$45.94	$36.44	$24.95	$17.71

Shares outstanding	744,262	5,179,440	7,128,739	3,180,335

Net Assets	$34,188,283	$188,737,580	$177,851,256	$56,329,069

The accompanying notes are an integral part of these financial statements.

76

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Class R6: Net asset value per share	$46.27	$36.62	$24.95	$17.76

Shares outstanding	270,851	20,371,396	7,858,407	3,122,213

Net Assets	$12,531,266	$746,017,707	$196,064,929	$55,447,628

Class Y: Net asset value per share	$46.24	$36.60	$24.95	$17.76

Shares outstanding	2,230,782	18,269,217	29,478,704	4,594,475

Net Assets	$103,151,672	$668,654,738	$735,617,825	$81,614,736

Class F: Net asset value per share	$38.66	$36.19	$24.10	$17.44

Shares outstanding	18,747,899	62,217,935	113,522,590	51,024,560

Net Assets	$724,871,657	$2,251,700,274	$2,736,316,604	$889,727,453

Cost of investments	$5,337,210,426	$6,536,334,717	$6,967,892,409	$3,064,879,795
Cost of foreign currency	$1,241	$—	$—	$541,798

(1) Includes Investment in securities on loan, at market value	$12,892,695	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Assets:
Investments in securities, at market value(1)	$6,251,620,083	$1,470,725,837	$11,825,057,281	$596,054,698
Repurchase agreements	106,171,930	17,074,447	824,405	1,161,266
Investments in affiliated investments, at market value	—	—	1,240,114,318	—
Cash	47,596,946	7,455,078	356,505	506,974
Cash collateral held for securities on loan	1,411,841	710,094	4,462,042	—
Foreign currency	20	18	—	—
Receivables:
Investment securities sold	102,990,055	—	38,661,494	3,626,736
Fund shares sold	11,051,911	681,438	13,705,982	879,075
Dividends and interest	830,784	984,853	1,429,302	160,695
Securities lending income	51,655	10,350	34,365	358
Tax reclaims	407,216	194,093	—	—
Other assets	148,614	74,625	239,614	52,540

Total assets	6,522,281,055	1,497,910,833	13,124,885,308	602,442,342

Liabilities:
Obligation to return securities lending collateral	28,236,824	14,201,882	89,240,840	—
Payables:
Investment securities purchased	85,564,619	13,698,746	26,924,057	826,039
Fund shares redeemed	7,916,736	2,748,595	28,862,057	1,165,241
Investment management fees	4,039,982	1,107,492	8,133,169	384,555
Transfer agent fees	798,824	270,955	1,733,456	95,936
Accounting services fees	80,337	18,243	161,257	7,360
Board of Directors’ fees	20,923	5,468	52,372	2,488
Distribution fees	187,573	58,202	193,799	12,489
Accrued expenses	328,009	132,662	1,423,989	170,452

Total liabilities	127,173,827	32,242,245	156,724,996	2,664,560

Net assets	$6,395,107,228	$1,465,668,588	$12,968,160,312	$599,777,782

Summary of Net Assets:
Capital stock and paid-in-capital	$3,878,706,203	$1,001,227,147	$9,729,103,957	$623,873,126
Distributable earnings (loss)	2,516,401,025	464,441,441	3,239,056,355	(24,095,344)

Net assets	$6,395,107,228	$1,465,668,588	$12,968,160,312	$599,777,782

Shares authorized	19,850,000,000	485,000,000	1,105,000,000	475,000,000

Par value	$0.0001	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$54.65	$40.91	$30.63	$12.21

Maximum offering price per share	$57.83	$43.29	$32.41	$12.92

Shares outstanding	53,780,676	18,243,158	88,950,902	20,078,527

Net Assets	$2,939,376,054	$746,241,687	$2,724,316,316	$245,111,692

Class C: Net asset value per share	$26.47	$31.63	$20.34	$9.66

Shares outstanding	12,171,673	4,420,668	18,681,407	987,228

Net Assets	$322,226,227	$139,847,201	$380,033,415	$9,533,262

Class I: Net asset value per share	$58.51	$43.53	$31.87	$12.36

Shares outstanding	29,434,477	8,648,856	121,379,951	1,596,169

Net Assets	$1,722,099,656	$376,518,115	$3,867,925,274	$19,721,564

Class R3: Net asset value per share	$54.41	$41.90	$34.38	$12.91

Shares outstanding	879,959	742,003	2,676,465	411,766

Net Assets	$47,880,108	$31,090,173	$92,022,685	$5,317,453

Class R4: Net asset value per share	$58.79	$44.63	$36.18	$13.21

Shares outstanding	1,206,237	561,944	5,669,196	670,294

Net Assets	$70,918,280	$25,077,788	$205,114,118	$8,856,532

Class R5: Net asset value per share	$62.69	$47.24	$37.58	$13.44

Shares outstanding	369,571	231,523	9,894,283	105,882

Net Assets	$23,170,080	$10,936,937	$371,791,275	$1,423,022

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Class R6: Net asset value per share	$64.01	$47.99	$38.09	$—

Shares outstanding	633,639	80,962	46,192,753	—

Net Assets	$40,558,620	$3,885,480	$1,759,581,052	$—

Class Y: Net asset value per share	$63.96	$47.95	$38.02	$13.47

Shares outstanding	6,780,694	2,028,384	30,102,599	743,105

Net Assets	$433,672,074	$97,263,371	$1,144,623,929	$10,009,406

Class F: Net asset value per share	$58.77	$43.70	$32.00	$12.36

Shares outstanding	13,531,763	796,490	75,705,926	24,255,252

Net Assets	$795,206,129	$34,807,836	$2,422,752,248	$299,804,851

Cost of investments	$4,774,546,903	$1,203,197,130	$9,787,647,437	$581,455,556
Cost of affiliated investments	$—	$—	$1,461,281,048	$—
Cost of foreign currency	$20	$18	$—	$—

(1) Includes Investment in securities on loan, at market value	$36,965,203	$13,609,564	$109,657,728	$—

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$167,830,159	$806,189,015	$80,965,751	$730,314,386
Repurchase agreements	1,505,191	2,555,212	354,275	12,803,053
Investments in affiliated investments, at market value	—	—	—	2,634,744
Cash	676,258	1,117,382	155,259	5,598,264
Cash collateral held for securities on loan	—	534,739	92,111	1,189,617
Foreign currency	7	—	—	—
Receivables:
From affiliates	22,108	—	10,497	4,649
Investment securities sold	—	4,528,829	846,960	5,760,281
Fund shares sold	24,565	334,938	20,234	834,875
Dividends and interest	314,513	262,726	38,855	121,410
Securities lending income	—	2,155	419	15,328
Tax reclaims	51,979	—	—	—
Other assets	50,789	63,030	50,663	71,080

Total assets	170,475,569	815,588,026	82,535,024	759,347,687

Liabilities:
Obligation to return securities lending collateral	—	10,694,775	1,842,216	23,792,335
Payables:
Investment securities purchased	—	3,263,289	1,164,181	3,533,716
Fund shares redeemed	744,520	808,984	73,713	998,084
Investment management fees	68,138	510,305	47,198	510,270
Transfer agent fees	53,072	135,015	14,584	115,705
Accounting services fees	2,117	9,882	943	8,919
Board of Directors’ fees	738	3,610	332	2,482
Distribution fees	6,564	12,121	1,500	19,293
Accrued expenses	43,184	129,094	26,083	150,470

Total liabilities	918,333	15,567,075	3,170,750	29,131,274

Net assets	$169,557,236	$800,020,951	$79,364,274	$730,216,413

Summary of Net Assets:
Capital stock and paid-in-capital	$163,891,027	$570,095,016	$90,685,089	$488,309,764
Distributable earnings (loss)	5,666,209	229,925,935	(11,320,815)	241,906,649

Net assets	$169,557,236	$800,020,951	$79,364,274	$730,216,413

Shares authorized	22,100,000,000	22,100,000,000	860,000,000	525,000,000

Par value	$0.0001	$0.0001	$0.0010	$0.0010

Class A: Net asset value per share	$18.61	$51.35	$8.29	$25.50

Maximum offering price per share	$19.69	$54.34	$8.77	$26.98

Shares outstanding	7,530,559	3,864,502	3,980,478	15,276,258

Net Assets	$140,154,057	$198,429,981	$32,995,545	$389,496,289

Class C: Net asset value per share	$15.78	$34.22	$7.12	$15.97

Shares outstanding	232,762	360,094	283,714	567,304

Net Assets	$3,672,675	$12,323,417	$2,019,841	$9,058,125

Class I: Net asset value per share	$18.37	$54.23	$8.31	$27.31

Shares outstanding	594,799	1,819,603	350,777	1,311,135

Net Assets	$10,926,656	$98,673,398	$2,915,230	$35,806,111

Class R3: Net asset value per share	$18.92	$50.47	$8.62	$28.02

Shares outstanding	45,192	148,296	52,991	500,143

Net Assets	$854,913	$7,484,736	$456,530	$14,012,918

Class R4: Net asset value per share	$19.13	$53.64	$8.76	$30.22

Shares outstanding	203,132	581,079	3,474	442,170

Net Assets	$3,886,636	$31,168,711	$30,436	$13,362,959

Class R5: Net asset value per share	$19.32	$57.10	$8.74	$32.33

Shares outstanding	11,397	1,256,715	1,099	121,740

Net Assets	$220,232	$71,753,500	$9,603	$3,936,384

The accompanying notes are an integral part of these financial statements.

80

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$19.38	$58.07	$8.74	$33.12

Shares outstanding	25,024	1,383,201	27,462	46,200

Net Assets	$485,028	$80,327,403	$240,117	$1,530,093

Class Y: Net asset value per share	$19.35	$58.07	$8.73	$33.07

Shares outstanding	19,744	4,399,395	28,626	603,430

Net Assets	$382,042	$255,483,948	$249,872	$19,956,447

Class F: Net asset value per share	$18.31	$54.48	$8.31	$27.49

Shares outstanding	490,060	814,489	4,864,485	8,842,874

Net Assets	$8,974,997	$44,375,857	$40,447,100	$243,057,087

Cost of investments	$164,759,654	$635,730,010	$84,176,657	$576,573,906
Cost of investments in affiliated investment companies	$—	$—	$—	$1,364,479
Cost of foreign currency	$7	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$10,469,863	$1,790,215	$22,999,926

The accompanying notes are an integral part of these financial statements.

81

Hartford Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Investment Income:
Dividends	$99,864,888	$104,932,039	$234,277,298	$111,909,187
Interest	853,973	1,496,383	2,001,738	416,817
Securities lending	1,030,093	177,870	4,666	27,940
Less: Foreign tax withheld	(149,098)	—	(2,005,806)	(1,577,676)

Total investment income, net	101,599,856	106,606,292	234,277,896	110,776,268

Expenses:
Investment management fees	43,502,742	23,982,045	54,488,076	23,723,530
Transfer agent fees
Class A	5,597,869	1,022,164	3,797,189	1,388,736
Class C	325,041	378,574	233,945	253,318
Class I	526,129	2,003,719	1,220,306	802,637
Class R3	99,860	77,650	123,816	73,126
Class R4	53,171	244,022	150,244	68,815
Class R5	39,464	205,277	183,350	71,131
Class R6	2,293	16,412	6,224	2,195
Class Y	143,993	539,469	664,220	93,232
Class F	4,326	10,243	19,054	12,957
Distribution fees
Class A	11,618,719	2,513,805	8,784,299	3,615,052
Class C	2,223,791	4,114,748	1,693,321	2,442,621
Class R3	228,154	198,224	294,835	182,774
Class R4	87,540	392,660	240,246	117,922
Custodian fees	36,744	22,212	35,168	18,220
Registration and filing fees	163,628	507,252	350,383	191,761
Accounting services fees	1,038,904	1,082,855	1,341,516	590,365
Board of Directors’ fees	198,025	232,331	277,603	116,170
Audit and tax fees	44,622	20,960	22,090	20,422
Other expenses	860,588	912,071	1,245,198	563,704

Total expenses (before waivers, reimbursements and fees paid indirectly)	66,795,603	38,476,693	75,171,083	34,348,688

Transfer agent fee waivers	(72,277)	(121,421)	(359,427)	(41,632)
Distribution fee reimbursements	(181,165)	(88,477)	(82,490)	(10,502)
Commission recapture	(63,860)	(37,833)	(28,093)	(19,688)

Total waivers, reimbursements and fees paid indirectly	(317,302)	(247,731)	(470,010)	(71,822)

Total expenses, net	66,478,301	38,228,962	74,701,073	34,276,866

Net Investment Income (Loss)	35,121,555	68,377,330	159,576,823	76,499,402

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	314,392,099	(76,820,380)	194,601,688	41,216,861
Futures contracts	7,584,431	22,139,276	—	—
Other foreign currency transactions	21,835	—	(51,583)	(26,185)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	321,998,365	(54,681,104)	194,550,105	41,190,676

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	178,137,084	766,626,069	(496,987,234)	(294,587,064)
Futures contracts	(3,525,277)	(3,628,070)	—	—
Translation of other assets and liabilities in foreign currencies	28,429	—	—	113,878

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	174,640,236	762,997,999	(496,987,234)	(294,473,186)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	496,638,601	708,316,895	(302,437,129)	(253,282,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	$531,760,156	$776,694,225	$(142,860,306)	$(176,783,108)

The accompanying notes are an integral part of these financial statements.

82

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Investment Income:
Dividends	$19,235,984	$13,132,507	$109,196,679	$11,491,867
Dividends from affiliated investments	—	—	2,418,446	—
Interest	473,424	146,319	174,315	101,060
Securities lending	2,928,202	162,695	758,643	7,147
Less: Foreign tax withheld	—	(181,386)	(51,612)	(38,037)

Total investment income, net	22,637,610	13,260,135	112,496,471	11,562,037

Expenses:
Investment management fees	36,895,406	11,951,374	95,036,863	4,670,532
Transfer agent fees
Class A	2,647,253	927,159	3,101,950	519,406
Class C	321,588	196,457	532,417	26,696
Class I	1,306,452	322,540	5,484,354	23,236
Class R3	86,555	68,852	208,042	14,212
Class R4	93,470	40,162	384,981	16,935
Class R5	23,756	9,377	436,524	1,504
Class R6	1,211	124	70,095	—
Class Y	177,253	87,338	1,458,213	11,771
Class F	5,940	1,202	26,440	5,877
Distribution fees
Class A	6,083,567	1,811,349	6,801,824	681,820
Class C	2,927,640	1,420,669	4,332,036	124,800
Class R3	221,041	167,265	472,493	32,281
Class R4	164,264	65,876	578,027	24,889
Custodian fees	24,756	28,067	64,186	6,067
Registration and filing fees	250,212	135,689	414,836	129,892
Accounting services fees	830,856	216,704	1,971,540	99,815
Board of Directors’ fees	163,158	42,952	416,221	19,302
Audit and tax fees	41,234	22,380	23,593	19,182
Other expenses	599,933	210,032	2,596,566	281,505

Total expenses (before waivers, reimbursements and fees paid indirectly)	52,865,545	17,725,568	124,411,201	6,709,722

Transfer agent fee waivers	(90,444)	(41,587)	(1,454,925)	(4,817)
Distribution fee reimbursements	(152,051)	(23,878)	(101,258)	(5,818)
Commission recapture	(68,961)	(4,800)	(143,176)	(12,852)

Total waivers, reimbursements and fees paid indirectly	(311,456)	(70,265)	(1,699,359)	(23,487)

Total expenses, net	52,554,089	17,655,303	122,711,842	6,686,235

Net Investment Income (Loss)	(29,916,479)	(4,395,168)	(10,215,371)	4,875,802

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,058,589,110	203,393,837	1,856,024,240	(39,231,763)
Investments in affiliated investments	—	—	(153,261,094)	—
Other foreign currency transactions	37,550	5,099	(6)	2,784

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,058,626,660	203,398,936	1,702,763,140	(39,228,979)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	1,003,047,055	73,928,189	(733,778,772)	(52,937,572)
Investments in affiliated investments	—	—	(32,340,493)	—
Translation of other assets and liabilities in foreign currencies	24,812	12,566	—	619

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,003,071,867	73,940,755	(766,119,265)	(52,936,953)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,061,698,527	277,339,691	936,643,875	(92,165,932)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,031,782,048	$272,944,523	$926,428,504	$(87,290,130)

The accompanying notes are an integral part of these financial statements.

83

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$5,800,711	$5,914,537	$1,953,471	$3,061,686
Dividends from affiliated investments	—	—	—	691,539
Interest	24,046	62,111	4,556	104,634
Securities lending	—	92,773	21,996	270,470
Less: Foreign tax withheld	(65,004)	—	—	(2,438)

Total investment income, net	5,759,753	6,069,421	1,980,023	4,125,891

Expenses:
Investment management fees	837,229	6,615,245	595,198	5,135,354
Transfer agent fees
Class A	311,177	452,590	92,471	577,734
Class C	13,076	18,208	6,148	22,928
Class I	11,799	136,630	5,148	32,272
Class R3	2,132	18,806	1,119	28,356
Class R4	7,673	57,943	80	21,174
Class R5	261	85,882	14	4,028
Class R6	8	2,692	6	8
Class Y	540	324,277	372	15,115
Class F	318	508	332	4,373
Distribution fees
Class A	381,147	477,451	92,361	828,382
Class C	52,281	138,473	25,547	91,640
Class R3	4,840	42,738	2,541	66,352
Class R4	11,838	87,375	117	33,834
Custodian fees	4,710	9,037	3,696	15,752
Registration and filing fees	115,257	128,782	117,587	138,040
Accounting services fees	28,944	144,178	13,265	102,488
Board of Directors’ fees	5,250	27,411	2,466	19,884
Audit and tax fees	27,344	19,157	19,359	34,709
Other expenses	45,702	222,079	24,958	223,242

Total expenses (before waivers, reimbursements and fees paid indirectly)	1,861,526	9,009,462	1,002,785	7,395,665

Expense waivers	(208,565)	—	(96,925)	(17,848)
Transfer agent fee waivers	—	(206,467)	—	—
Distribution fee reimbursements	(7,904)	(14,314)	(3,319)	(14,647)
Commission recapture	(760)	(10,524)	(1,915)	(12,823)

Total waivers, reimbursements and fees paid indirectly	(217,229)	(231,305)	(102,159)	(45,318)

Total expenses, net	1,644,297	8,778,157	900,626	7,350,347

Net Investment Income (Loss)	4,115,456	(2,708,736)	1,079,397	(3,224,456)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions on:
Investments	(2,404,683)	76,991,681	(8,845,778)	80,689,684
Other foreign currency transactions	(3,577)	—	152	(2,081)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,408,260)	76,991,681	(8,845,626)	80,687,603

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions of:
Investments	(16,680,808)	50,280,658	(8,048,202)	107,374,719
Investments in affiliated investment companies	—	—	—	1,913,326
Translation of other assets and liabilities in foreign currencies	2,011	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(16,678,797)	50,280,658	(8,048,202)	109,288,045

Net Gain (Loss) on Investments and Foreign Currency Transactions	(19,087,057)	127,272,339	(16,893,828)	189,975,648

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,971,601)	$124,563,603	$(15,814,431)	$186,751,192

The accompanying notes are an integral part of these financial statements.

84

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$35,121,555	$32,178,066	$68,377,330	$46,421,862
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	321,998,365	313,758,005	(54,681,104)	100,491,586
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	174,640,236	696,148,729	762,997,999	578,564,751

Net Increase (Decrease) in Net Assets Resulting from Operations	531,760,156	1,042,084,800	776,694,225	725,478,199

Distributions to Shareholders:
Class A	(233,332,626)	(706,880,408)	(22,933,276)	(32,665,488)
Class C	(16,172,531)	(77,462,288)	(8,130,633)	(13,165,205)
Class I	(33,414,797)	(107,802,788)	(50,034,683)	(58,009,690)
Class R3	(1,922,241)	(8,221,995)	(766,121)	(1,469,253)
Class R4	(1,528,792)	(6,723,975)	(3,662,366)	(6,169,265)
Class R5	(1,654,005)	(4,489,300)	(6,433,518)	(10,058,287)
Class R6	(3,567,961)	(9,472,410)	(7,619,916)	(7,010,180)
Class Y	(8,300,069)	(22,763,013)	(10,460,626)	(11,032,634)
Class F	(40,192,877)	(127,729,846)	(48,473,881)	(33,816,031)

Total distributions	(340,085,899)	(1,071,546,023)	(158,515,020)	(173,396,033)

Capital Share Transactions:
Sold	393,860,254	488,499,323	4,431,360,869	2,583,350,592
Issued on reinvestment of distributions	327,641,306	1,028,835,269	151,792,918	165,763,267
Redeemed	(1,497,856,000)	(1,724,498,541)	(2,300,491,319)	(1,079,118,925)

Net increase (decrease) from capital share transactions	(776,354,440)	(207,163,949)	2,282,662,468	1,669,994,934

Net Increase (Decrease) in Net Assets	(584,680,183)	(236,625,172)	2,900,841,673	2,222,077,100

Net Assets:
Beginning of period	6,941,637,300	7,178,262,472	5,691,910,758	3,469,833,658

End of period	$6,356,957,117	$6,941,637,300	$8,592,752,431	$5,691,910,758

The accompanying notes are an integral part of these financial statements.

85

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$159,576,823	$152,429,025	$76,499,402	$83,954,241
Net realized gain (loss) on investments and foreign currency transactions	194,550,105	261,913,493	41,190,676	251,977,418
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(496,987,234)	705,555,576	(294,473,186)	185,592,620

Net Increase (Decrease) in Net Assets Resulting from Operations	(142,860,306)	1,119,898,094	(176,783,108)	521,524,279

Distributions to Shareholders:
Class A	(160,312,321)	(376,562,728)	(123,227,802)	(139,419,928)
Class C	(7,036,533)	(22,753,711)	(20,643,364)	(27,745,387)
Class I	(56,365,416)	(95,343,423)	(79,079,559)	(106,057,518)
Class R3	(2,526,370)	(7,276,281)	(3,167,178)	(4,085,476)
Class R4	(4,441,817)	(13,533,303)	(4,104,853)	(6,151,808)
Class R5	(8,627,986)	(16,252,768)	(6,408,419)	(7,636,620)
Class R6	(6,208,413)	(9,073,108)	(4,420,613)	(3,471,599)
Class Y	(32,073,450)	(68,670,776)	(8,372,101)	(12,485,702)
Class F	(133,641,614)	(288,913,297)	(77,653,805)	(76,875,225)

Total distributions	(411,233,920)	(898,379,395)	(327,077,694)	(383,929,263)

Capital Share Transactions:
Sold	2,466,834,298	1,316,713,660	870,782,771	684,129,579
Issued on reinvestment of distributions	395,743,447	867,611,541	313,924,345	367,118,559
Redeemed	(2,162,912,714)	(1,593,432,163)	(1,064,410,832)	(1,256,628,479)

Net increase (decrease) from capital share transactions	699,665,031	590,893,038	120,296,284	(205,380,341)

Net Increase (Decrease) in Net Assets	145,570,805	812,411,737	(383,564,518)	(67,785,325)

Net Assets:
Beginning of period	9,043,319,451	8,230,907,714	4,075,609,705	4,143,395,030

End of period	$9,188,890,256	$9,043,319,451	$3,692,045,187	$4,075,609,705

The accompanying notes are an integral part of these financial statements.

86

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(29,916,479)	$(26,899,996)	$(4,395,168)	$(3,913,470)
Net realized gain (loss) on investments and foreign currency transactions	1,058,626,660	328,106,237	203,398,936	98,097,029
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,003,071,867	290,104,434	73,940,755	49,131,042

Net Increase (Decrease) in Net Assets Resulting from Operations	2,031,782,048	591,310,675	272,944,523	143,314,601

Distributions to Shareholders:
Class A	(132,324,071)	(456,838,651)	(43,738,879)	(48,565,116)
Class C	(33,402,683)	(111,605,001)	(11,289,417)	(13,953,587)
Class I	(86,336,894)	(353,498,531)	(18,502,650)	(25,648,483)
Class R3	(2,788,128)	(10,699,557)	(2,132,500)	(2,630,413)
Class R4	(3,725,988)	(17,113,553)	(1,601,341)	(2,166,993)
Class R5	(1,419,176)	(4,132,294)	(362,224)	(547,097)
Class R6	(1,357,539)	(2,565,390)	(138,636)	—
Class Y	(8,936,697)	(24,851,439)	(4,160,454)	(3,369,356)
Class F	(31,543,831)	(88,424,295)	(1,805,276)	(5,165,741)

Total distributions	(301,835,007)	(1,069,728,711)	(83,731,377)	(102,046,786)

Capital Share Transactions:
Sold	1,236,652,514	1,040,653,406	225,456,081	162,135,540
Issued on reinvestment of distributions	276,247,055	974,523,793	79,518,799	97,225,749
Redeemed	(1,570,077,091)	(1,511,405,502)	(300,020,713)	(458,221,064)

Net increase (decrease) from capital share transactions	(57,177,522)	503,771,697	4,954,167	(198,859,775)

Net Increase (Decrease) in Net Assets	1,672,769,519	25,353,661	194,167,313	(157,591,960)

Net Assets:
Beginning of period	4,722,337,709	4,696,984,048	1,271,501,275	1,429,093,235

End of period	$6,395,107,228	$4,722,337,709	$1,465,668,588	$1,271,501,275

The accompanying notes are an integral part of these financial statements.

87

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(10,215,371)	$(17,375,474)	$4,875,802	$5,214,816
Net realized gain (loss) on investments and foreign currency transactions	1,702,763,140	692,389,101	(39,228,979)	15,796,293
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(766,119,265)	1,148,200,359	(52,936,953)	60,487,724

Net Increase (Decrease) in Net Assets Resulting from Operations	926,428,504	1,823,213,986	(87,290,130)	81,498,833

Distributions to Shareholders:
Class A	(150,147,304)	(289,440,848)	(9,305,290)	(31,904,637)
Class C	(38,059,233)	(88,988,927)	(469,443)	(2,364,041)
Class I	(215,894,776)	(397,398,146)	(986,601)	(3,672,119)
Class R3	(4,574,098)	(10,655,554)	(194,286)	(947,049)
Class R4	(11,938,522)	(27,102,479)	(330,164)	(1,216,557)
Class R5	(21,826,289)	(45,165,553)	(46,111)	(805,091)
Class R6	(75,768,819)	(108,955,955)	—	—
Class Y	(67,701,427)	(162,390,598)	(388,031)	(1,198,031)
Class F	(117,154,616)	(183,904,712)	(10,736,193)	(29,727,333)

Total distributions	(703,065,084)	(1,314,002,772)	(22,456,119)	(71,834,858)

Capital Share Transactions:
Sold	3,049,644,964	3,932,057,467	143,137,588	140,081,421
Issued on reinvestment of distributions	674,235,988	1,257,169,368	22,332,350	70,997,863
Redeemed	(4,890,549,843)	(4,084,043,517)	(161,706,044)	(145,764,489)

Net increase (decrease) from capital share transactions	(1,166,668,891)	1,105,183,318	3,763,894	65,314,795

Net Increase (Decrease) in Net Assets	(943,305,471)	1,614,394,532	(105,982,355)	74,978,770

Net Assets:
Beginning of period	13,911,465,783	12,297,071,251	705,760,137	630,781,367

End of period	$12,968,160,312	$13,911,465,783	$599,777,782	$705,760,137

The accompanying notes are an integral part of these financial statements.

88

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$4,115,456	$4,991,920	$(2,708,736)	$(1,619,044)
Net realized gain (loss) on investments and foreign currency transactions	(2,408,260)	6,013,760	76,991,681	14,715,285
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(16,678,797)	18,436,373	50,280,658	68,831,465

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,971,601)	29,442,053	124,563,603	81,927,706

Distributions to Shareholders:
Class A	(8,585,823)	(10,328,219)	(3,152,385)	(43,413,241)
Class C	(334,835)	(488,659)	(371,513)	(6,352,380)
Class I	(704,282)	(854,566)	(2,950,208)	(47,429,264)
Class R3	(57,990)	(61,925)	(162,662)	(2,796,540)
Class R4	(303,759)	(364,460)	(630,158)	(14,166,813)
Class R5	(12,405)	(32,495)	(1,205,841)	(18,766,338)
Class R6	(1,828)	(650)	(971,533)	(8,767,431)
Class Y	(33,830)	(39,465)	(5,261,028)	(69,794,940)
Class F	(650,547)	(6,128,466)	(693,277)	(9,900,355)

Total distributions	(10,685,299)	(18,298,905)	(15,398,605)	(221,387,302)

Capital Share Transactions:
Sold	14,502,495	16,762,137	261,523,570	366,698,768
Issued on reinvestment of distributions	10,505,584	18,080,940	14,907,961	209,847,653
Redeemed	(38,374,320)	(120,327,472)	(601,709,062)	(518,321,132)

Net increase (decrease) from capital share transactions	(13,366,241)	(85,484,395)	(325,277,531)	58,225,289

Net Increase (Decrease) in Net Assets	(39,023,141)	(74,341,247)	(216,112,533)	(81,234,307)

Net Assets:
Beginning of period	208,580,377	282,921,624	1,016,133,484	1,097,367,791

End of period	$169,557,236	$208,580,377	$800,020,951	$1,016,133,484

The accompanying notes are an integral part of these financial statements.

89

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,079,397	$1,171,073	$(3,224,456)	$(2,934,571)
Net realized gain (loss) on investments and foreign currency transactions	(8,845,626)	5,301,969	80,687,603	38,272,188
Net changes in unrealized appreciation (depreciation) of investments	(8,048,202)	(2,603,683)	109,288,045	34,222,341

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,814,431)	3,869,359	186,751,192	69,559,958

Distributions to Shareholders:
Class A	(2,971,162)	(12,609,836)	(19,581,596)	(50,850,996)
Class C	(232,432)	(1,665,307)	(922,638)	(2,799,065)
Class I	(419,421)	(1,179,686)	(1,641,458)	(4,870,629)
Class R3	(37,274)	(126,981)	(795,519)	(2,677,758)
Class R4	(4,174)	(11,402)	(754,352)	(2,412,769)
Class R5	(730)	(8,637)	(157,911)	(403,513)
Class R6	(7,037)	(2,456)	(5,772)	(21,469)
Class Y	(28,438)	(115,661)	(1,571,493)	(5,332,405)
Class F	(3,318,166)	(9,621,393)	(11,316,929)	(20,116,041)

Total distributions	(7,018,834)	(25,341,359)	(36,747,668)	(89,484,645)

Capital Share Transactions:
Sold	14,194,625	24,105,167	102,088,209	140,460,721
Issued on reinvestment of distributions	6,977,511	24,897,952	36,543,865	88,871,747
Redeemed	(23,873,812)	(24,593,063)	(164,590,834)	(112,635,884)

Net increase (decrease) from capital share transactions	(2,701,676)	24,410,056	(25,958,760)	116,696,584

Net Increase (Decrease) in Net Assets	(25,534,941)	2,938,056	124,044,764	96,771,897

Net Assets:
Beginning of period	104,899,215	101,961,159	606,171,649	509,399,752

End of period	$79,364,274	$104,899,215	$730,216,413	$606,171,649

The accompanying notes are an integral part of these financial statements.

90

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Capital Appreciation Fund

For the Year Ended October 31, 2020
A	$37.12	$0.18	$2.90	$3.08	$(0.17)	$(1.64)	$(1.81)	$38.39	8.57%	$4,645,677	1.07%		1.07%		0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85		1.85		(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79		0.79		0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42		1.42		0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10		1.10		0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81		0.81		0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70		0.70		1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80		0.75		0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70		0.70		0.85	84

For the Year Ended October 31, 2019
A	$37.88	$0.15	$4.81	$4.96	$(0.11)	$(5.61)	$(5.72)	$37.12	16.32%	$4,831,749	1.07%		1.07%		0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83		1.83		(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79		0.79		0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42		1.42		0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11		1.11		0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80		0.80		0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70		0.70		0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78		0.74		0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70		0.70		0.79	68

For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%	$4,742,846	1.07%		1.06%		0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81		1.81		(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78		0.78		0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42		1.41		0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10		1.10		0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80		0.80		0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70		0.70		0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71		0.71		0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70		0.70		0.75	108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(4)	1.08	%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(4)	1.82	(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(4)	0.81	(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(4)	1.40	(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(4)	1.11	(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(4)	0.80	(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(4)	0.71	(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(4)	0.72	(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71	(4)(7)	0.71	(4)(7)	0.65 (7)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(8)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(8)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(8)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(8)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(8)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(8)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(8)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(8)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(8)	0.78	88

The accompanying notes are an integral part of these financial statements.

91

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Core Equity Fund

For the Year Ended October 31, 2020
A	$33.40	$0.26	$3.23	$3.49	$(0.23)	$(0.62)	$(0.85)	$36.04	10.58%	$1,140,994	0.73%	0.72%		0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47		0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46		1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07		0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73		0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47		1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38		1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45		1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38		1.12	22

For the Year Ended October 31, 2019
A	$30.17	$0.27	$4.40	$4.67	$(0.21)	$(1.23)	$(1.44)	$33.40	16.60%	$881,587	0.74%	0.73%		0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47		0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47		1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10		0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74		0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49		1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38		1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43		1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38		1.21	15

For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%	$666,354	0.74%	0.74%		0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48		—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47		1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10		0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76		0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49		0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39		1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42		1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39		1.09	22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41	(7)	1.39 (7)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

The accompanying notes are an integral part of these financial statements.

92

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Dividend and Growth Fund

For the Year Ended October 31, 2020
A	$25.93	$0.39	$(0.94)	$(0.55)	$(0.37)	$(0.75)	$(1.12)	$24.26	(2.20)%	$3,385,907	1.00%	1.00%		1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78		0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73		1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35		1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05		1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74		1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65		1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68		1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64		1.96	28

For the Year Ended October 31, 2019
A	$25.63	$0.40	$2.63	$3.03	$(0.38)	$(2.35)	$(2.73)	$25.93	13.75%	$3,739,696	1.00%	0.99%		1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77		0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73		1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35		1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04		1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74		1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64		1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68		1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64		2.00	22

For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%	$3,521,062	0.99%	0.99%		1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75		0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73		1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35		1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04		1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74		1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64		1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68		1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64		1.84	31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64	(7)	1.66 (7)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(10)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(10)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(10)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(10)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(10)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(10)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(10)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(10)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(10)	1.95	22

The accompanying notes are an integral part of these financial statements.

93

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Equity Income Fund

For the Year Ended October 31, 2020
A	$19.99	$0.34	$(1.21)	$(0.87)	$(0.31)	$(1.26)	$(1.57)	$17.55	(4.68)%	$1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31

For the Year Ended October 31, 2019
A	$19.39	$0.38	$2.02	$2.40	$(0.36)	$(1.44)	$(1.80)	$19.99	13.88%	$1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21

For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%	$1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

The accompanying notes are an integral part of these financial statements.

94

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Growth Opportunities Fund

For the Year Ended October 31, 2020
A	$39.45	$(0.30)	$18.03	$17.73	$—	$(2.53)	$(2.53)	$54.65	47.69%	$2,939,376	1.10%	1.09%		(0.66)%		118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85		(1.41)		118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83		(0.39)		118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43		(0.99)		118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13		(0.69)		118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85		(0.40)		118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74		(0.31)		118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78		(0.38)		118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74		(0.31)		118

For the Year Ended October 31, 2019
A	$45.89	$(0.25)	$4.35	$4.10	$—	$(10.54)	$(10.54)	$39.45	13.64%	$2,089,246	1.12%	1.11%		(0.64)%		66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86		(1.39)		66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85		(0.38)		66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46		(1.00)		66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15		(0.69)		66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85		(0.39)		66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75		(0.29)		66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79		(0.33)		66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74		(0.28)		66

For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75	(7)	(0.34	)(7)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(11)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(11)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(11)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(11)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(11)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(11)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(11)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(11)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(11)	(0.19)		117

The accompanying notes are an integral part of these financial statements.

95

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Healthcare Fund

For the Year Ended October 31, 2020
A	$35.63	$(0.13)	$7.77	$7.64	$—	$(2.36)	$(2.36)	$40.91	22.17%	$746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49

For the Year Ended October 31, 2019
A	$34.38	$(0.10)	$3.83	$3.73	$—	$(2.48)	$(2.48)	$35.63	12.02%	$666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00	(12)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(13)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25	(6)	1,341	0.91	(7)	0.91	(7)	0.06	(7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35

For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33	(6)	61,710	0.90	(7)	0.90	(7)	0.04	(7)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

The accompanying notes are an integral part of these financial statements.

96

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Fund

For the Year Ended October 31, 2020
A	$30.34	$(0.08)	$2.00	$1.92	$—	$(1.63)	$(1.63)	$30.63	6.48%	$2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00	(12)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00	(20)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45

For the Year Ended October 31, 2019
A	$30.03	$(0.09)	$3.80	$3.71	$—	$(3.40)	$(3.40)	$30.34	14.93%	$2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00	(12)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31

For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%	$2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19	(6)	1,244,732	0.76	(7)	0.76	(7)	(0.15	)(7)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31

The accompanying notes are an integral part of these financial statements.

97

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Value Fund

For the Year Ended October 31, 2020
A	$14.43	$0.07	$(1.86)	$(1.79)	$(0.09)		$(0.34)	$(0.43)	$12.21	(12.86)%	$245,112	1.25%	1.25%		0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00	)(12)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03		(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)		(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91		0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)		(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53		0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)		(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23		0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)		(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92		0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)		(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88		0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)		(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82		0.98	61

For the Year Ended October 31, 2019
A	$14.54	$0.08	$1.44	$1.52	$(0.04)		$(1.59)	$(1.63)	$14.43	12.74%	$309,996	1.23%	1.23%		0.61%	55%
C	11.97	(0.02)	1.15	1.13	—		(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99		(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)		(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89		0.95	55
R3	15.23	0.05	1.53	1.58	—		(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52		0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)		(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21		0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)		(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92		1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)		(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85		0.98	55
F	14.69	0.14	1.46	1.60	(0.10)		(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80		1.03	55

For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—		$(0.39)	$(0.39)	$14.54	(4.56)%	$284,646	1.22%	1.22%		0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—		(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97		(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—		(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90		0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—		(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52		(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—		(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22		0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)		(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91		0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)		(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86		0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)		(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80		0.61	49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—		$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—		(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)		(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—		(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—		(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)		(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)		(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(5)	14.97	0.05	0.74	0.79	—		—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81	(7)	0.46 (7)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)$	—	$(0.02)		$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(14)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—		(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(14)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—		(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(14)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)		(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(14)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—		(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(14)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)		(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(14)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)		(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(14)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)		(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(14)	0.63	56

The accompanying notes are an integral part of these financial statements.

98

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Quality Value Fund

For the Year Ended October 31, 2020
A	$21.11	$0.42	$(1.85)		$(1.43)	$(0.48)	$(0.59)	$(1.07)	$18.61	(7.34)%		$140,154	1.03%	0.91%		2.19%	26%
C	18.05	0.23	(1.59)		(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)		3,673	1.82	1.71		1.38	26
I	20.85	0.48	(1.82)		(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)		10,927	0.67	0.56		2.53	26
R3	21.45	0.38	(1.89)		(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)		855	1.29	1.16		1.91	26
R4	21.68	0.44	(1.91)		(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)		3,887	0.98	0.87		2.21	26
R5	21.87	0.50	(1.92)		(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)		220	0.69	0.58		2.53	26
R6	21.93	0.50	(1.89)		(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)		485	0.58	0.46		2.53	26
Y	21.91	0.51	(1.93)		(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)		382	0.68	0.57		2.53	26
F	20.83	0.50	(1.82)		(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)		8,975	0.58	0.46		2.64	26

For the Year Ended October 31, 2019
A	$20.00	$0.38	$1.99		$2.37	$(0.28)	$(0.98)	$(1.26)	$21.11	13.10%		$169,771	1.00%	0.90%		1.95%	23%
C	17.12	0.20	1.71		1.91	—	(0.98)	(0.98)	18.05	12.23		6,834	1.76	1.67		1.21	23
I	19.78	0.45	1.94		2.39	(0.34)	(0.98)	(1.32)	20.85	13.49		12,796	0.65	0.56		2.30	23
R3	20.29	0.34	2.01		2.35	(0.21)	(0.98)	(1.19)	21.45	12.78		1,240	1.27	1.16		1.69	23
R4	20.49	0.40	2.04		2.44	(0.27)	(0.98)	(1.25)	21.68	13.17		6,014	0.95	0.86		1.99	23
R5	20.67	0.47	2.04		2.51	(0.33)	(0.98)	(1.31)	21.87	13.46		230	0.67	0.58		2.33	23
R6	20.74	0.47	2.06		2.53	(0.36)	(0.98)	(1.34)	21.93	13.57		34	0.56	0.46		2.26	23
Y	20.72	0.47	2.05		2.52	(0.35)	(0.98)	(1.33)	21.91	13.50		622	0.64	0.55		2.29	23
F	19.77	0.48	1.92		2.40	(0.36)	(0.98)	(1.34)	20.83	13.58		11,040	0.55	0.46		2.52	23

For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%	1.04%		1.52%	85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81	1.79		0.80	85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71	0.69		1.87	85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34	1.30		1.26	85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04	1.01		1.55	85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74	0.72		1.76	85
R6(15)	20.99	0.28	(0.53	)(16)	(0.25)	—	—	—	20.74	(1.19	)(6)	10	0.61 (7)	0.59	(7)	1.95 (7)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68	0.66		1.90	85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62	0.60		1.94	85

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64		$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28		2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60		2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66		2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70		2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75		2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73		3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83	0.83		1.31	39
F(5)	19.58	0.16	0.52		0.68	—	—	—	20.26	3.47	(6)	12,030	0.80 (7)	0.80	(7)	1.17 (7)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57		$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%	1.25	%(17)	0.93%	41%
B	16.45	0.02	0.48		0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41	2.11	(17)	0.11	41
C	16.34	0.03	0.49		0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97	1.97	(17)	0.21	41
I	18.47	0.21	0.57		0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92	0.92	(17)	1.23	41
R3	18.83	0.11	0.58		0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54	1.54	(17)	0.64	41
R4	19.03	0.17	0.59		0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22	1.22	(17)	0.96	41
R5	19.19	0.22	0.59		0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92	0.92	(17)	1.27	41
Y	19.24	0.26	0.58		0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81	0.81	(17)	1.46	41

The accompanying notes are an integral part of these financial statements.

99

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Small Cap Growth Fund

For the Year Ended October 31, 2020
A	$45.71	$(0.28)	$6.67	$6.39	$—	$(0.75)	$(0.75)	$51.35	14.06%	$198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58

For the Year Ended October 31, 2019
A	$55.20	$(0.21)	$2.62	$2.41	$—	$(11.90)	$(11.90)	$45.71	8.99%	$195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	0.00	(12)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48

For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03	$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25	$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F(5)	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24	(6)	47,409	0.75	(7)	0.75	(7)	(0.24	)(7)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(16)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	0.05	(16)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	0.07	(16)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	0.11	(16)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	0.11	(16)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	0.14	(16)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	0.14	(16)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	0.18	(16)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	0.14	(16)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45

The accompanying notes are an integral part of these financial statements.

100

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Value Fund

For the Year Ended October 31, 2020
A	$10.35	$0.09	$(1.49)		$(1.40)	$(0.08)		$(0.58)	$(0.66)	$8.29	(14.57)%	$32,996	1.41%	1.29%		1.04%	62%
C	8.96	0.02	(1.28)		(1.26)	(0.00	)(12)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04		0.29	62
I	10.37	0.12	(1.48)		(1.36)	(0.12)		(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93		1.43	62
R3	10.73	0.08	(1.54)		(1.46)	(0.07)		(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42		0.92	62
R4	10.89	0.10	(1.56)		(1.46)	(0.09)		(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20		1.10	62
R5	10.87	0.13	(1.56)		(1.43)	(0.12)		(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90		1.51	62
R6	10.87	0.12	(1.54)		(1.42)	(0.13)		(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80		1.42	62
Y	10.86	0.13	(1.55)		(1.42)	(0.13)		(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85		1.50	62
F	10.38	0.13	(1.49)		(1.36)	(0.13)		(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80		1.53	62

For the Year Ended October 31, 2019
A	$13.65	$0.10	$(0.04)		$0.06	$(0.03)		$(3.33)	$(3.36)	$10.35	3.46%	$47,037	1.37%	1.27%		0.98%	140%
C	12.35	0.02	(0.08)		(0.06)	—		(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04		0.26	140
I	13.68	0.14	(0.05)		0.09	(0.07)		(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90		1.34	140
R3	14.02	0.09	(0.03)		0.06	(0.02)		(3.33)	(3.35)	10.73	3.31	609	1.62	1.42		0.82	140
R4	14.16	0.11	(0.03)		0.08	(0.02)		(3.33)	(3.35)	10.89	3.52	69	1.31	1.20		1.01	140
R5	14.16	0.16	(0.05)		0.11	(0.07)		(3.33)	(3.40)	10.87	3.82	11	1.01	0.90		1.44	140
R6	14.15	0.15	(0.02)		0.13	(0.08)		(3.33)	(3.41)	10.87	3.99	103	0.89	0.80		1.39	140
Y	14.15	0.16	(0.04)		0.12	(0.08)		(3.33)	(3.41)	10.86	3.94	572	0.97	0.85		1.43	140
F	13.68	0.15	(0.04)		0.11	(0.08)		(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80		1.43	140

For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)		$(0.60)	$(0.62)	$13.65	1.00%	$52,406	1.35%	1.29%		0.28%	68%
C	12.91	(0.06)	0.10		0.04	—		(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04		(0.44)	68
I	14.15	0.09	0.10		0.19	(0.06)		(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95		0.62	68
R3	14.50	0.03	0.09		0.12	—		(0.60)	(0.60)	14.02	0.82	529	1.62	1.43		0.18	68
R4	14.61	0.06	0.10		0.16	(0.01)		(0.60)	(0.61)	14.16	1.07	48	1.32	1.20		0.41	68
R5	14.63	0.10	0.10		0.20	(0.07)		(0.60)	(0.67)	14.16	1.39	36	1.02	0.90		0.71	68
R6(15)	13.99	0.05	0.11		0.16	—		—	—	14.15	1.14 (6)	10	0.91 (7)	0.84	(7)	0.47 (7)	68
Y	14.66	0.11	0.10		0.21	(0.12)		(0.60)	(0.72)	14.15	1.42	646	0.96	0.85		0.74	68
F	14.16	0.11	0.09		0.20	(0.08)		(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84		0.80	68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)		$—	$(0.10)	$14.13	23.19%	$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)		—	(0.02)	12.91	22.24	11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)		—	(0.14)	14.15	23.53	3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)		—	(0.07)	14.50	22.79	723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)		—	(0.08)	14.61	23.11	113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)		—	(0.14)	14.63	23.63	44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)		—	(0.16)	14.66	23.58	1,242	0.86	0.85		0.78	83
F(5)	13.22	0.05	0.89		0.94	—		—	—	14.16	7.11 (6)	86,675	0.88 (7)	0.85	(7)	0.52 (7)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(16)	$(0.05)	$(0.02)		$(0.72)	$(0.74)	$11.56	(0.22)%	$46,270	1.35%	1.31	%(18)	0.85%	94%
B	11.58	0.01	(0.14	)(16)	(0.13)	—		(0.72)	(0.72)	10.73	(0.93)	798	2.25	2.06	(18)	0.10	94
C	11.43	0.01	(0.14	)(16)	(0.13)	—		(0.72)	(0.72)	10.58	(0.94)	10,410	2.08	2.06	(18)	0.11	94
I	12.38	0.13	(0.15	)(16)	(0.02)	(0.06)		(0.72)	(0.78)	11.58	0.05	2,582	1.01	1.00	(18)	1.17	94
R3	12.67	0.08	(0.16	)(16)	(0.08)	—		(0.72)	(0.72)	11.87	(0.43)	734	1.61	1.51	(18)	0.65	94
R4	12.72	0.11	(0.15	)(16)	(0.04)	(0.02)		(0.72)	(0.74)	11.94	(0.09)	267	1.30	1.21	(18)	0.96	94
R5	12.78	0.13	(0.14	)(16)	(0.01)	(0.09)		(0.72)	(0.81)	11.96	0.16	44	1.00	0.91	(18)	1.08	94
Y	12.77	0.16	(0.15	)(16)	0.01	(0.06)		(0.72)	(0.78)	12.00	0.31	110,028	0.88	0.86	(18)	1.36	94

The accompanying notes are an integral part of these financial statements.

101

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Company Fund

For the Year Ended October 31, 2020
A	$20.35	$(0.14)	$6.57	$6.43	$—	$(1.28)	$(1.28)	$25.50	33.21%	$389,496	1.32%	1.31%		(0.66)%		104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14		(1.50)		104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00		(0.35)		104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55		(0.90)		104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25		(0.60)		104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95		(0.30)		104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90		(0.42)		104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95		(0.29)		104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90		(0.24)		104

For the Year Ended October 31, 2019
A	$22.20	$(0.13)	$2.28	$2.15	$—	$(4.00)	$(4.00)	$20.35	14.08%	$311,742	1.33%	1.32%		(0.66)%		91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13		(1.46)		91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03		(0.37)		91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55		(0.89)		91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25		(0.59)		91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95		(0.29)		91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90		(0.23)		91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93		(0.26)		91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90		(0.23)		91

For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%	$283,912	1.34%	1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%	$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90		(0.08)		109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49 (6)	81,831	0.92 (7)	0.90	(7)	(0.38	)(7)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%	$262,618	1.45%	1.43	%(19)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)	862	2.46	2.17	(19)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)	25,586	2.14	2.14	(19)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)	41,881	1.24	1.18	(19)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)	29,662	1.62	1.58	(19)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)	27,834	1.31	1.28	(19)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)	5,283	1.00	0.97	(19)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	9	0.90	0.90	(19)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	98,620	0.90	0.90	(19)	(0.33)		81

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

102

Hartford Domestic Equity Funds

Financial Highlights – (continued)

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(12)	Amount is less than $0.01 per share.
(13)	Commenced operations on February 28, 2019.
(14)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(15)	Commenced operations on February 28, 2018.
(16)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(17)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(20)	Amount is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

103

Hartford Domestic Equity Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of thirty-six and fourteen series, respectively, as of October 31, 2020. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Value Fund (the “Small Cap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2020, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

104

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

105

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

106

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Capital Appreciation Fund and Core Equity Fund had used futures contracts.

107

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

b)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$2,106,396	$—	$—	$2,106,396

Total	$—	$—	$—	$2,106,396	$—	$—	$2,106,396

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$7,584,431	$—	$—	$7,584,431

Total	$—	$—	$—	$7,584,431	$—	$—	$7,584,431

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(3,525,277)	$—	$—	$(3,525,277)

Total	$—	$—	$—	$(3,525,277)	$—	$—	$(3,525,277)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	464

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$2,034,977	$—	$—	$2,034,977

Total	$—	$—	$—	$2,034,977	$—	$—	$2,034,977

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

108

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Core Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$22,139,276	$—	$—	$22,139,276

Total	$—	$—	$—	$22,139,276	$—	$—	$22,139,276

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(3,628,070)	$—	$—	$(3,628,070)

Total	$—	$—	$—	$(3,628,070)	$—	$—	$(3,628,070)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	508

c)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(2,106,396)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(2,106,396)

Derivatives not subject to a MNA	—	2,106,396

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(2,034,977)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(2,034,977)

Derivatives not subject to a MNA	—	2,034,977

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived

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October 31, 2020

adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$36,050,954	$304,034,945	$448,614,710	$622,931,313
Core Equity Fund	60,527,093	97,987,927	45,617,203	127,778,830
Dividend and Growth Fund	150,668,454	260,565,466	146,320,234	752,059,161
Equity Income Fund	71,168,447	255,909,247	86,893,501	297,035,762
Growth Opportunities Fund	—	301,835,007	345,928,919	723,799,792
Healthcare Fund	6,049,810	77,681,567	—	102,046,786
MidCap Fund	—	703,065,084	94,767,016	1,219,235,756
MidCap Value Fund	5,747,295	16,708,824	7,032,454	64,802,404
Quality Value Fund	4,852,723	5,832,576	9,562,429	8,736,476
Small Cap Growth Fund	—	15,398,605	57,817,003	163,570,299
Small Cap Value Fund	1,006,381	6,012,453	3,160,308	22,181,051
Small Company Fund	—	36,747,668	10,391,373	79,093,272

(1)	The Funds designate these distributions as long-term capital gains pursuant to IRC Sec 852(b)(3)(c).

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Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$24,070,701	$326,546,603	$—	$9,602,392	$939,928,136	$1,300,147,832
Core Equity Fund	56,999,980	—	(47,413,004)	—	1,938,558,157	1,948,145,133
Dividend and Growth Fund	25,799,175	213,872,357	—	—	2,095,844,627	2,335,516,159
Equity Income Fund	10,274,475	41,905,899	—	—	602,451,660	654,632,034
Growth Opportunities Fund	361,402,932	579,604,617	—	—	1,575,393,476	2,516,401,025
Healthcare Fund	27,136,722	157,201,461	—	—	280,103,258	464,441,441
MidCap Fund	—	1,544,552,227	—	—	1,694,504,128	3,239,056,355
MidCap Value Fund	2,566,309	—	(32,798,415)	—	6,136,762	(24,095,344)
Quality Value Fund	4,003,209	—	(2,509,529)	—	4,172,529	5,666,209
Small Cap Growth Fund	14,350,307	46,568,274	—	—	169,007,354	229,925,935
Small Cap Value Fund	1,034,382	—	(5,501,229)	—	(6,853,968)	(11,320,815)
Small Company Fund	37,854,012	38,852,060	—	—	165,200,577	241,906,649

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments, earnings and profits distributed to shareholders on the redemption of shares, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$9,532,180	$(9,532,180)
Growth Opportunities Fund	86,614,310	(86,614,310)
Healthcare Fund	12,205,933	(12,205,933)
MidCap Fund	237,049,819	(237,049,819)
Small Cap Growth Fund	14,155,033	(14,155,033)
Small Company Fund	454,449	(454,449)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on forwards, futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$5,403,671,679	$1,168,573,541	$(228,576,468)	$939,997,073
Core Equity Fund	6,548,350,994	2,125,464,384	(186,906,227)	1,938,558,157
Dividend and Growth Fund	6,985,688,383	2,453,606,892	(357,762,265)	2,095,844,627
Equity Income Fund	3,056,150,394	741,922,132	(139,585,240)	602,336,892
Growth Opportunities Fund	4,782,400,793	1,720,826,561	(145,435,341)	1,575,391,220
Healthcare Fund	1,207,711,422	384,163,147	(104,074,285)	280,088,862
MidCap Fund	11,371,491,876	2,576,986,139	(882,482,011)	1,694,504,128
MidCap Value Fund	591,079,202	50,669,382	(44,532,620)	6,136,762
Quality Value Fund	165,162,821	21,767,401	(17,594,872)	4,172,529
Small Cap Growth Fund	639,736,873	210,827,432	(41,820,078)	169,007,354
Small Cap Value Fund	88,173,994	8,093,917	(14,947,885)	(6,853,968)
Small Company Fund	580,551,606	182,256,637	(17,056,060)	165,200,577

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Core Equity Fund	$47,413,004	$—
MidCap Value Fund	17,728,662	15,069,753
Quality Value Fund	2,509,529	—
Small Cap Value Fund	1,618,830	3,882,399

The Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2020.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

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October 31, 2020

Fund	Management Fee Rates

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund were accrued daily and paid monthly at the rates below:

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund and Small Cap Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2021 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.07%	1.85%	0.79%	1.42%	1.10%	0.81%	0.70%	0.75%	0.70%
Core Equity Fund	0.72%	1.47%	0.46%	1.07%	0.73%	0.47%	0.38%	0.45%	0.37%
Dividend and Growth Fund	1.00%	1.78%	0.73%	1.35%	1.05%	0.74%	0.65%	0.68%	0.64%
Equity Income Fund	1.00%	1.76%	0.74%	1.36%	1.05%	0.77%	0.66%	0.71%	0.66%
Growth Opportunities Fund	1.09%	1.85%	0.83%	1.43%	1.13%	0.84%	0.74%	0.78%	0.74%
Healthcare Fund	1.27%	2.04%	0.99%	1.61%	1.30%	1.01%	0.90%	0.95%	0.90%
MidCap Fund	1.11%	1.87%	0.86%	1.46%	1.14%	0.84%	0.75%	0.78%	0.75%
MidCap Value Fund	1.25%	2.03%	0.91%	1.53%	1.23%	0.91%	N/A	0.87%	0.81%
Quality Value Fund	0.91%	1.71%	0.56%	1.16%	0.87%	0.57%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.25%	1.90%	0.85%	1.49%	1.19%	0.89%	0.78%	0.81%	0.77%
Small Cap Value Fund	1.29%	2.04%	0.92%	1.42%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.31%	2.14%	1.00%	1.55%	1.25%	0.95%	0.90%	0.95%	0.89%

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$1,729,715	$27,965
Core Equity Fund	3,212,696	116,581
Dividend and Growth Fund	2,917,342	33,887
Equity Income Fund	1,207,281	18,968
Growth Opportunities Fund	2,468,903	26,140
Healthcare Fund	689,627	4,898
MidCap Fund	2,625,224	53,614
MidCap Value Fund	418,533	3,872
Quality Value Fund	79,640	1,649
Small Cap Growth Fund	44,357	1
Small Cap Value Fund	31,353	2,138
Small Company Fund	443,000	2,436

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2020, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities,

114

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Notes to Financial Statements – (continued)

October 31, 2020

and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.

f)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2020, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$14,700
Core Equity Fund	17,080
Dividend and Growth Fund	20,537
Equity Income Fund	8,655
Growth Opportunities Fund	12,251
Healthcare Fund	3,260
MidCap Fund	31,299
MidCap Value Fund	1,448
Quality Value Fund	411
Small Cap Growth Fund	2,131
Small Cap Value Fund	184
Small Company Fund	1,481

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows through February 28, 2021, unless the applicable Board of Directors approve its earlier termination:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.06%
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
Equity Income Fund	N/A	0.06%
Growth Opportunities Fund	N/A	0.04%
Healthcare Fund	N/A	0.05%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.07%
Small Cap Growth Fund	N/A	0.04%

115

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

From November 1, 2019 through February 27, 2020, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.04%
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.05%
Equity Income Fund	N/A	0.05%
Growth Opportunities Fund	N/A	0.05%
Healthcare Fund	N/A	0.06%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.05%
Small Cap Growth Fund	N/A	0.04%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Capital Appreciation Fund	0.12%	0.15%	0.09%	0.22%	0.15%	0.11%	0.00	%*	0.05%	0.00	%*
Core Equity Fund	0.10%	0.09%	0.09%	0.20%	0.16%	0.10%	0.00	%*	0.08%	0.00	%*
Dividend and Growth Fund	0.11%	0.14%	0.09%	0.21%	0.16%	0.10%	0.00	%*	0.04%	0.00	%*
Equity Income Fund	0.10%	0.10%	0.09%	0.20%	0.15%	0.11%	0.00	%*	0.06%	0.00	%*
Growth Opportunities Fund	0.11%	0.11%	0.09%	0.20%	0.14%	0.10%	0.00	%*	0.04%	0.00	%*
Healthcare Fund	0.13%	0.14%	0.09%	0.21%	0.15%	0.11%	0.00	%*	0.05%	0.00	%*
MidCap Fund	0.11%	0.12%	0.12%	0.22%	0.17%	0.10%	0.00	%*	0.04%	0.00	%*
MidCap Value Fund	0.19%	0.21%	0.10%	0.22%	0.17%	0.10%	N/A		0.06%	0.00	%*
Quality Value Fund	0.20%	0.25%	0.10%	0.22%	0.16%	0.12%	0.00	%*	0.11%	0.00	%*
Small Cap Growth Fund	0.24%	0.13%	0.08%	0.22%	0.17%	0.12%	0.00	%*	0.04%	0.00	%*
Small Cap Value Fund	0.25%	0.24%	0.12%	0.22%	0.17%	0.12%	0.00	%*	0.11%	0.00	%*
Small Company Fund	0.17%	0.25%	0.11%	0.21%	0.16%	0.12%	0.00	%*	0.07%	0.00	%*

*	Amount rounds to 0.00%

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1⁄3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

116

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Capital Appreciation Fund	$12,892,695	$(12,892,695)	$—
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	—	—	—
Growth Opportunities Fund	36,965,203	(36,965,203)	—
Healthcare Fund	13,609,564	(13,609,564)	—
MidCap Fund	109,657,728	(109,657,728)	—
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	10,469,863	(10,469,863)	—
Small Cap Value Fund	1,790,215	(1,790,215)	—
Small Company Fund	22,999,926	(22,999,926)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Capital Appreciation Fund	$14,005,385	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	28,236,824	13,183,144
Healthcare Fund	14,201,882	—
MidCap Fund	89,240,840	30,346,596
MidCap Value Fund	—	—
Quality Value Fund	—	—
Small Cap Growth Fund	10,694,775	—
Small Cap Value Fund	1,842,216	—
Small Company Fund	23,792,335	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$14,005,385	$—	$—	$—	$14,005,385

Total Borrowings	$14,005,385	$—	$—	$—	$14,005,385

Gross amount of recognized liabilities for securities lending transactions					$14,005,385

Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$28,236,824	$—	$—	$—	$28,236,824

Total Borrowings	$28,236,824	$—	$—	$—	$28,236,824

Gross amount of recognized liabilities for securities lending transactions					$28,236,824

117

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$14,201,882	$—	$—	$—	$14,201,882

Total Borrowings	$14,201,882	$—	$—	$—	$14,201,882

Gross amount of recognized liabilities for securities lending transactions					$14,201,882

MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$89,240,840	$—	$—	$—	$89,240,840

Total Borrowings	$89,240,840	$—	$—	$—	$89,240,840

Gross amount of recognized liabilities for securities lending transactions					$89,240,840

Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$10,694,775	$—	$—	$—	$10,694,775

Total Borrowings	$10,694,775	$—	$—	$—	$10,694,775

Gross amount of recognized liabilities for securities lending transactions					$10,694,775

Small Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$463,912	$—	$—	$—	$463,912
Exchange-Traded Funds	1,378,304	—	—	—	1,378,304

Total Borrowings	$1,842,216	$—	$—	$—	$1,842,216

Gross amount of recognized liabilities for securities lending transactions					$1,842,216

Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$15,861,645	$—	$—	$—	$15,861,645
Exchange-Traded Funds	7,930,690	—	—	—	7,930,690

Total Borrowings	$23,792,335	$—	$—	$—	$23,792,335

Gross amount of recognized liabilities for securities lending transactions					$23,792,335

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Healthcare Fund	—	—	—	—	—	—	0%*	—	—
Quality Value Fund	—	—	—	—	—	—	2%	—	—
Small Cap Value Fund	—	—	—	—	—	100%	4%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Healthcare Fund	—	—	—	—	—	—		0	%*	—	—
Quality Value Fund	—	—	—	—	—	—		0	%*	—	—
Small Cap Value Fund	—	—	—	—	—	0	%*	0	%*	—	—

*	Percentage rounds to zero.

118

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	4%
Dividend and Growth Fund	9%
Equity Income Fund	7%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	5%
Small Cap Value Fund	45%
Small Company Fund	8%

*	As of October 31, 2020, affiliated funds of funds and the 529 plans invest in Class F shares.

11.	Affiliated Security Transactions:

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended October 31, 2020, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below.

A summary of affiliate transactions for the MidCap Fund and Small Company Fund for the year ended October 31, 2020 is as follows:

Affiliated Investments	Beginning Value as of November 1, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
MidCap Fund
Aerie Pharmaceuticals, Inc.	$54,922,269	$13,807,304	$49,251,629	$(101,388,457)	$81,910,513	$—	—	$—
Coherent, Inc.	132,404,921	102,543,047	18,666,624	(5,201,174)	(23,510,452)	187,569,718	1,498,879	—
CommScope Holding Co., Inc.	74,978,478	103,485,683	14,863,863	(21,269,150)	(4,651,218)	137,679,930	15,469,655	—
II-VI, Inc.	152,521,128	87,776,135	45,346,985	(4,258,322)	91,226,500	281,918,456	6,200,098	—
KAR Auction Services, Inc.	127,517,704	116,733,373	18,759,288	(6,419,735)	(52,689,329)	166,382,725	11,427,385	2,418,446
NuVasive, Inc.	192,073,295	22,124,512	22,039,923	(1,625,516)	(68,002,825)	122,529,543	2,757,811	—
PTC Therapeutics, Inc.	—	192,524,548	16,357,790	(2,002,854)	11,479,475	185,643,379	3,557,068	—
Teradata Corp.	172,696,758	82,606,839	17,713,987	(11,095,886)	(68,103,157)	158,390,567	8,622,241	—

Total	$907,114,553	$721,601,441	$203,000,089	$(153,261,094)	$(32,340,493)	$1,240,114,318	49,533,137	$2,418,446

Small Company Fund
Allstar Co.	$721,418	$—	$—	$—	$1,913,326	$2,634,744	3,136,600	$691,539

Total	$721,418	$—	$—	$—	$1,913,326	$2,634,744	3,136,600	$691,539

12.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$5,386,510,911	$6,408,684,947	$—	$—	$5,386,510,911	$6,408,684,947
Core Equity Fund	3,761,890,878	1,532,175,556	—	—	3,761,890,878	1,532,175,556
Dividend and Growth Fund	2,933,457,424	2,423,341,543	—	—	2,933,457,424	2,423,341,543
Equity Income Fund	1,153,523,941	1,255,592,425	—	—	1,153,523,941	1,255,592,425
Growth Opportunities Fund	6,088,069,616	6,640,053,475	—	—	6,088,069,616	6,640,053,475
Healthcare Fund	655,876,413	714,957,278	—	—	655,876,413	714,957,278
MidCap Fund	6,082,643,735	7,941,564,033	—	—	6,082,643,735	7,941,564,033
MidCap Value Fund	397,362,327	385,146,886	—	—	397,362,327	385,146,886
Quality Value Fund	47,078,499	64,038,117	—	—	47,078,499	64,038,117
Small Cap Growth Fund	524,357,837	858,968,255	—	—	524,357,837	858,968,255
Small Cap Value Fund	52,268,952	58,824,588	—	—	52,268,952	58,824,588
Small Company Fund	645,374,079	705,118,203	—	—	645,374,079	705,118,203

119

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

13.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	4,936,646	$174,349,729	6,684,086	$232,423,382
Shares Issued for Reinvested Dividends	6,205,381	227,070,199	22,329,307	687,462,739
Shares Redeemed	(20,320,300)	(726,270,861)	(24,060,103)	(834,177,503)

Net Increase (Decrease)	(9,178,273)	(324,850,933)	4,953,290	85,708,618

Class C
Shares Sold	646,385	$16,546,122	1,093,708	$26,748,681
Shares Issued for Reinvested Dividends	576,523	15,076,069	3,194,762	71,977,983
Shares Redeemed	(5,045,288)	(130,502,671)	(8,552,882)	(220,040,659)

Net Increase (Decrease)	(3,822,380)	(98,880,480)	(4,264,412)	(121,313,995)

Class I
Shares Sold	1,956,471	$70,731,684	2,525,910	$87,546,675
Shares Issued for Reinvested Dividends	771,728	28,460,949	2,918,816	90,422,933
Shares Redeemed	(5,242,907)	(186,790,433)	(7,113,244)	(243,912,297)

Net Increase (Decrease)	(2,514,708)	(87,597,800)	(1,668,518)	(65,942,689)

Class R3
Shares Sold	116,903	$4,540,361	112,855	$4,432,352
Shares Issued for Reinvested Dividends	46,694	1,912,115	236,998	8,150,367
Shares Redeemed	(408,486)	(16,587,839)	(607,653)	(23,140,877)

Net Increase (Decrease)	(244,889)	(10,135,363)	(257,800)	(10,558,158)

Class R4
Shares Sold	102,404	$4,357,340	84,709	$3,432,233
Shares Issued for Reinvested Dividends	34,702	1,480,745	183,710	6,552,532
Shares Redeemed	(305,424)	(13,165,782)	(573,752)	(23,412,700)

Net Increase (Decrease)	(168,318)	(7,327,697)	(305,333)	(13,427,935)

Class R5
Shares Sold	73,396	$3,082,937	181,208	$7,914,397
Shares Issued for Reinvested Dividends	37,234	1,629,967	122,722	4,476,273
Shares Redeemed	(247,588)	(10,879,629)	(205,507)	(8,681,890)

Net Increase (Decrease)	(136,958)	(6,166,725)	98,423	3,708,780

Class R6
Shares Sold	154,746	$6,189,604	267,939	$11,761,170
Shares Issued for Reinvested Dividends	80,778	3,562,525	257,757	9,465,639
Shares Redeemed	(1,780,995)	(77,069,137)	(319,035)	(13,587,366)

Net Increase (Decrease)	(1,545,471)	(67,317,008)	206,661	7,639,443

Class Y
Shares Sold	406,425	$17,905,774	941,007	$38,590,999
Shares Issued for Reinvested Dividends	187,899	8,281,321	618,487	22,707,855
Shares Redeemed	(2,600,260)	(116,860,535)	(1,311,560)	(54,361,429)

Net Increase (Decrease)	(2,005,936)	(90,673,440)	247,934	6,937,425

Class F
Shares Sold	2,953,391	$96,156,703	2,208,483	$75,649,434
Shares Issued for Reinvested Dividends	1,088,641	40,167,416	4,119,442	127,618,948
Shares Redeemed	(6,078,654)	(219,729,113)	(8,650,541)	(303,183,820)

Net Increase (Decrease)	(2,036,622)	(83,404,994)	(2,322,616)	(99,915,438)

Total Net Increase (Decrease)	(21,653,555)	$(776,354,440)	(3,312,371)	$(207,163,949)

Core Equity Fund
Class A
Shares Sold	12,000,329	$399,459,192	8,354,312	$252,717,104
Shares Issued for Reinvested Dividends	652,243	22,377,578	1,170,588	31,856,185
Shares Redeemed	(7,386,228)	(240,896,634)	(5,215,218)	(160,692,456)

Net Increase (Decrease)	5,266,344	180,940,136	4,309,682	123,880,833

120

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Core Equity Fund – (continued)
Class C
Shares Sold	4,551,296	$137,663,560	3,448,909	$95,348,410
Shares Issued for Reinvested Dividends	247,606	7,653,796	502,591	12,459,225
Shares Redeemed	(3,263,520)	(99,295,785)	(2,521,277)	(70,389,801)

Net Increase (Decrease)	1,535,382	46,021,571	1,430,223	37,417,834

Class I
Shares Sold	55,251,441	$1,824,328,535	25,472,720	$784,168,575
Shares Issued for Reinvested Dividends	1,340,855	46,209,109	1,993,782	54,347,120
Shares Redeemed	(27,336,937)	(896,498,720)	(12,866,239)	(391,201,983)

Net Increase (Decrease)	29,255,359	974,038,924	14,600,263	447,313,712

Class R3
Shares Sold	599,499	$20,904,257	211,237	$6,632,389
Shares Issued for Reinvested Dividends	21,100	731,315	48,300	1,333,045
Shares Redeemed	(352,314)	(11,904,251)	(389,729)	(12,245,081)

Net Increase (Decrease)	268,285	9,731,321	(130,192)	(4,279,647)

Class R4
Shares Sold	1,581,637	$56,055,128	1,180,826	$37,776,886
Shares Issued for Reinvested Dividends	100,713	3,564,282	208,644	5,850,946
Shares Redeemed	(1,491,613)	(51,795,823)	(1,698,103)	(53,981,141)

Net Increase (Decrease)	190,737	7,823,587	(308,633)	(10,353,309)

Class R5
Shares Sold	1,134,925	$38,804,050	1,436,917	$45,315,419
Shares Issued for Reinvested Dividends	159,932	5,552,692	323,315	8,879,357
Shares Redeemed	(2,986,041)	(101,176,396)	(1,502,323)	(47,538,353)

Net Increase (Decrease)	(1,691,184)	(56,819,654)	257,909	6,656,423

Class R6
Shares Sold	16,027,389	$553,894,759	4,632,883	$148,100,189
Shares Issued for Reinvested Dividends	209,189	7,302,091	253,490	6,992,185
Shares Redeemed	(3,524,239)	(123,476,087)	(2,017,998)	(61,880,496)

Net Increase (Decrease)	12,712,339	437,720,763	2,868,375	93,211,878

Class Y
Shares Sold	11,888,408	$397,928,760	5,881,409	$182,841,788
Shares Issued for Reinvested Dividends	285,662	9,972,693	370,855	10,229,172
Shares Redeemed	(4,866,025)	(165,866,944)	(2,374,093)	(71,937,946)

Net Increase (Decrease)	7,308,045	242,034,509	3,878,171	121,133,014

Class F
Shares Sold	29,798,828	$1,002,322,628	33,881,513	$1,030,449,832
Shares Issued for Reinvested Dividends	1,403,840	48,429,362	1,240,370	33,816,032
Shares Redeemed	(18,375,875)	(609,580,679)	(6,710,781)	(209,251,668)

Net Increase (Decrease)	12,826,793	441,171,311	28,411,102	855,014,196

Total Net Increase (Decrease)	67,672,100	$2,282,662,468	55,316,900	$1,669,994,934

Dividend and Growth Fund
Class A
Shares Sold	12,878,095	$307,347,699	10,848,253	$260,738,740
Shares Issued for Reinvested Dividends	6,355,646	158,639,507	16,688,013	372,818,519
Shares Redeemed	(23,863,951)	(575,703,006)	(20,698,694)	(499,914,217)

Net Increase (Decrease)	(4,630,210)	(109,715,800)	6,837,572	133,643,042

Class C
Shares Sold	1,341,581	$31,800,923	1,414,298	$32,132,341
Shares Issued for Reinvested Dividends	277,274	6,745,974	1,026,732	21,933,732
Shares Redeemed	(3,403,410)	(78,986,558)	(3,932,419)	(91,472,582)

Net Increase (Decrease)	(1,784,555)	(40,439,661)	(1,491,389)	(37,406,509)

Class I
Shares Sold	44,546,101	$1,034,422,781	13,889,977	$332,507,196
Shares Issued for Reinvested Dividends	2,167,389	53,242,132	3,988,160	88,918,028
Shares Redeemed	(18,862,040)	(444,869,560)	(9,237,704)	(220,366,922)

Net Increase (Decrease)	27,851,450	642,795,353	8,640,433	201,058,302

121

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Dividend and Growth Fund – (continued)
Class R3
Shares Sold	319,957	$7,867,244	328,462	$8,057,448
Shares Issued for Reinvested Dividends	98,410	2,513,108	314,415	7,102,460
Shares Redeemed	(713,282)	(17,768,056)	(931,518)	(22,971,895)

Net Increase (Decrease)	(294,915)	(7,387,704)	(288,641)	(7,811,987)

Class R4
Shares Sold	646,555	$15,896,512	1,040,819	$25,469,227
Shares Issued for Reinvested Dividends	137,823	3,531,150	460,939	10,513,161
Shares Redeemed	(1,673,250)	(42,325,963)	(2,335,283)	(58,396,232)

Net Increase (Decrease)	(888,872)	(22,898,301)	(833,525)	(22,413,844)

Class R5
Shares Sold	2,555,808	$63,782,124	3,271,224	$81,329,519
Shares Issued for Reinvested Dividends	142,472	3,650,977	245,192	5,650,369
Shares Redeemed	(2,841,394)	(70,963,602)	(1,841,585)	(46,178,130)

Net Increase (Decrease)	(143,114)	(3,530,501)	1,674,831	40,801,758

Class R6
Shares Sold	4,880,872	$113,525,683	2,225,050	$55,216,561
Shares Issued for Reinvested Dividends	237,877	5,996,137	391,648	9,024,849
Shares Redeemed	(1,733,037)	(42,798,399)	(993,067)	(24,710,883)

Net Increase (Decrease)	3,385,712	76,723,421	1,623,631	39,530,527

Class Y
Shares Sold	9,848,904	$247,712,473	5,457,856	$135,046,773
Shares Issued for Reinvested Dividends	1,131,629	28,911,339	2,777,641	63,824,725
Shares Redeemed	(7,635,109)	(181,522,018)	(5,583,324)	(138,468,750)

Net Increase (Decrease)	3,345,424	95,101,794	2,652,173	60,402,748

Class F
Shares Sold	27,526,744	$644,478,859	16,093,030	$386,215,855
Shares Issued for Reinvested Dividends	5,376,050	132,513,123	12,928,718	287,825,698
Shares Redeemed	(29,713,611)	(707,975,552)	(20,334,098)	(490,952,552)

Net Increase (Decrease)	3,189,183	69,016,430	8,687,650	183,089,001

Total Net Increase (Decrease)	30,030,103	$699,665,031	27,502,735	$590,893,038

Equity Income Fund
Class A
Shares Sold	7,828,556	$136,913,278	6,480,746	$121,285,443
Shares Issued for Reinvested Dividends	6,504,295	121,363,438	7,839,935	137,242,745
Shares Redeemed	(14,827,638)	(260,683,783)	(13,808,960)	(258,119,451)

Net Increase (Decrease)	(494,787)	(2,407,067)	511,721	408,737

Class C
Shares Sold	919,038	$16,271,303	1,403,741	$25,634,319
Shares Issued for Reinvested Dividends	1,018,170	19,066,339	1,490,092	25,756,245
Shares Redeemed	(5,650,866)	(99,286,782)	(5,337,720)	(99,926,506)

Net Increase (Decrease)	(3,713,658)	(63,949,140)	(2,443,887)	(48,535,942)

Class I
Shares Sold	24,304,724	$412,538,522	12,788,727	$238,778,998
Shares Issued for Reinvested Dividends	3,968,707	73,365,491	5,610,079	97,562,348
Shares Redeemed	(20,447,146)	(354,091,319)	(30,170,664)	(559,232,499)

Net Increase (Decrease)	7,826,285	131,812,694	(11,771,858)	(222,891,153)

Class R3
Shares Sold	271,229	$4,760,437	201,583	$3,801,906
Shares Issued for Reinvested Dividends	167,445	3,145,148	229,662	4,011,859
Shares Redeemed	(802,663)	(14,461,635)	(671,796)	(12,589,934)

Net Increase (Decrease)	(363,989)	(6,556,050)	(240,551)	(4,776,169)

Class R4
Shares Sold	608,869	$10,607,139	517,003	$9,693,018
Shares Issued for Reinvested Dividends	165,375	3,099,772	271,292	4,754,392
Shares Redeemed	(1,115,129)	(20,177,582)	(1,721,384)	(32,616,945)

Net Increase (Decrease)	(340,885)	(6,470,671)	(933,089)	(18,169,535)

122

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Equity Income Fund – (continued)
Class R5
Shares Sold	802,326	$14,635,220	1,131,152	$21,619,237
Shares Issued for Reinvested Dividends	278,873	5,250,372	360,589	6,368,591
Shares Redeemed	(1,956,200)	(36,004,334)	(1,508,603)	(28,818,781)

Net Increase (Decrease)	(875,001)	(16,118,742)	(16,862)	(830,953)

Class R6
Shares Sold	1,617,179	$29,511,931	1,148,910	$22,234,541
Shares Issued for Reinvested Dividends	215,494	4,044,046	193,154	3,429,995
Shares Redeemed	(1,293,116)	(23,556,776)	(544,409)	(10,408,102)

Net Increase (Decrease)	539,557	9,999,201	797,655	15,256,434

Class Y
Shares Sold	2,226,330	$40,140,301	2,508,088	$47,678,296
Shares Issued for Reinvested Dividends	392,940	7,398,398	658,477	11,609,476
Shares Redeemed	(3,219,621)	(56,256,214)	(5,123,450)	(95,079,692)

Net Increase (Decrease)	(600,351)	(8,717,515)	(1,956,885)	(35,791,920)

Class F
Shares Sold	11,762,717	$205,404,640	10,316,801	$193,403,821
Shares Issued for Reinvested Dividends	4,181,434	77,191,341	4,372,836	76,382,908
Shares Redeemed	(11,310,899)	(199,892,407)	(8,455,981)	(159,836,569)

Net Increase (Decrease)	4,633,252	82,703,574	6,233,656	109,950,160

Total Net Increase (Decrease)	6,610,423	$120,296,284	(9,820,100)	$(205,380,341)

Growth Opportunities Fund
Class A
Shares Sold	5,812,021	$259,824,535	5,563,708	$213,086,115
Shares Issued for Reinvested Dividends	3,358,472	128,192,872	13,501,045	442,159,235
Shares Redeemed	(8,349,301)	(364,377,295)	(9,974,318)	(382,016,437)

Net Increase (Decrease)	821,192	23,640,112	9,090,435	273,228,913

Class C
Shares Sold	2,155,278	$46,083,147	3,170,815	$62,375,652
Shares Issued for Reinvested Dividends	1,561,881	29,066,389	5,635,659	96,538,837
Shares Redeemed	(5,277,715)	(112,869,127)	(6,028,908)	(121,531,114)

Net Increase (Decrease)	(1,560,556)	(37,719,591)	2,777,566	37,383,375

Class I
Shares Sold	8,087,671	$380,046,455	11,781,273	$478,068,139
Shares Issued for Reinvested Dividends	1,712,981	69,821,119	8,365,419	290,614,670
Shares Redeemed	(16,144,778)	(718,420,627)	(19,254,836)	(785,597,820)

Net Increase (Decrease)	(6,344,126)	(268,553,053)	891,856	(16,915,011)

Class R3
Shares Sold	183,888	$8,139,758	218,666	$8,369,169
Shares Issued for Reinvested Dividends	70,480	2,685,999	309,474	10,153,854
Shares Redeemed	(510,198)	(22,155,084)	(429,915)	(16,932,192)

Net Increase (Decrease)	(255,830)	(11,329,327)	98,225	1,590,831

Class R4
Shares Sold	248,241	$12,098,571	250,422	$10,352,870
Shares Issued for Reinvested Dividends	84,663	3,477,115	446,887	15,681,250
Shares Redeemed	(714,482)	(33,779,284)	(746,989)	(31,374,403)

Net Increase (Decrease)	(381,578)	(18,203,598)	(49,680)	(5,340,283)

Class R5
Shares Sold	145,107	$7,246,281	186,925	$8,171,987
Shares Issued for Reinvested Dividends	30,971	1,353,114	109,194	4,050,013
Shares Redeemed	(373,606)	(18,780,243)	(119,452)	(5,325,984)

Net Increase (Decrease)	(197,528)	(10,180,848)	176,667	6,896,016

Class R6
Shares Sold	306,651	$16,060,946	357,710	$15,726,095
Shares Issued for Reinvested Dividends	28,918	1,288,564	64,798	2,446,116
Shares Redeemed	(200,896)	(10,416,531)	(159,208)	(7,327,990)

Net Increase (Decrease)	134,673	6,932,979	263,300	10,844,221

123

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Growth Opportunities Fund – (continued)
Class Y
Shares Sold	4,986,167	$311,128,698	1,911,323	$84,186,840
Shares Issued for Reinvested Dividends	199,027	8,864,641	650,084	24,540,654
Shares Redeemed	(2,009,071)	(111,330,500)	(1,452,543)	(67,133,531)

Net Increase (Decrease)	3,176,123	208,662,839	1,108,864	41,593,963

Class F
Shares Sold	3,945,706	$196,024,123	3,874,932	$160,316,539
Shares Issued for Reinvested Dividends	769,915	31,497,242	2,537,024	88,339,164
Shares Redeemed	(3,691,002)	(177,948,400)	(2,258,227)	(94,166,031)

Net Increase (Decrease)	1,024,619	49,572,965	4,153,729	154,489,672

Total Net Increase (Decrease)	(3,583,011)	$(57,177,522)	18,510,962	$503,771,697

Healthcare Fund
Class A
Shares Sold	1,358,922	$51,528,734	1,270,592	$42,474,857
Shares Issued for Reinvested Dividends	1,142,449	42,179,219	1,531,546	47,003,147
Shares Redeemed	(2,954,883)	(111,468,464)	(3,947,053)	(131,520,198)

Net Increase (Decrease)	(453,512)	(17,760,511)	(1,144,915)	(42,042,194)

Class C
Shares Sold	416,479	$12,224,079	386,423	$10,098,608
Shares Issued for Reinvested Dividends	382,047	10,983,839	549,060	13,440,993
Shares Redeemed	(1,283,408)	(37,962,383)	(1,751,911)	(46,660,248)

Net Increase (Decrease)	(484,882)	(14,754,465)	(816,428)	(23,120,647)

Class I
Shares Sold	2,595,432	$104,468,275	1,860,549	$65,494,008
Shares Issued for Reinvested Dividends	416,322	16,319,822	716,965	23,208,155
Shares Redeemed	(2,244,715)	(89,839,287)	(5,201,462)	(180,879,649)

Net Increase (Decrease)	767,039	30,948,810	(2,623,948)	(92,177,486)

Class R3
Shares Sold	197,480	$7,654,724	140,316	$4,727,398
Shares Issued for Reinvested Dividends	55,830	2,117,618	82,110	2,592,207
Shares Redeemed	(439,877)	(17,102,681)	(381,548)	(13,280,244)

Net Increase (Decrease)	(186,567)	(7,330,339)	(159,122)	(5,960,639)

Class R4
Shares Sold	200,061	$8,245,646	153,972	$5,595,659
Shares Issued for Reinvested Dividends	36,845	1,484,498	61,171	2,038,224
Shares Redeemed	(365,083)	(15,109,587)	(397,220)	(14,387,290)

Net Increase (Decrease)	(128,177)	(5,379,443)	(182,077)	(6,753,407)

Class R5
Shares Sold	209,035	$9,163,668	98,097	$3,776,425
Shares Issued for Reinvested Dividends	8,515	362,223	12,444	435,292
Shares Redeemed	(137,584)	(5,877,478)	(158,841)	(6,002,309)

Net Increase (Decrease)	79,966	3,648,413	(48,300)	(1,790,592)

Class R6(1)
Shares Sold	54,266	$2,377,216	33,146	$1,302,429
Shares Issued for Reinvested Dividends	3,211	138,636	—	—
Shares Redeemed	(9,001)	(390,531)	(660)	(26,300)

Net Increase (Decrease)	48,476	2,125,321	32,486	1,276,129

Class Y
Shares Sold	542,348	$23,900,470	669,883	$26,123,541
Shares Issued for Reinvested Dividends	96,305	4,156,525	94,877	3,362,455
Shares Redeemed	(367,262)	(16,122,522)	(354,102)	(13,626,705)

Net Increase (Decrease)	271,391	11,934,473	410,658	15,859,291

Class F
Shares Sold	135,930	$5,893,269	72,466	$2,542,615
Shares Issued for Reinvested Dividends	45,179	1,776,419	158,658	5,145,276
Shares Redeemed	(154,961)	(6,147,780)	(1,561,880)	(51,838,121)

Net Increase (Decrease)	26,148	1,521,908	(1,330,756)	(44,150,230)

Total Net Increase (Decrease)	(60,118)	$4,954,167	(5,862,402)	$(198,859,775)

124

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

MidCap Fund
Class A
Shares Sold	7,479,560	$213,627,977	10,562,439	$302,872,439
Shares Issued for Reinvested Dividends	4,994,716	148,592,803	11,616,898	286,472,704
Shares Redeemed	(16,503,575)	(468,979,095)	(15,519,945)	(445,949,253)

Net Increase (Decrease)	(4,029,299)	(106,758,315)	6,659,392	143,395,890

Class C
Shares Sold	1,573,527	$30,282,962	3,619,415	$71,020,807
Shares Issued for Reinvested Dividends	1,866,822	37,149,763	5,087,766	86,695,527
Shares Redeemed	(8,672,532)	(165,685,884)	(11,310,026)	(222,847,023)

Net Increase (Decrease)	(5,232,183)	(98,253,159)	(2,602,845)	(65,130,689)

Class I
Shares Sold	46,979,290	$1,323,608,186	42,632,618	$1,267,074,961
Shares Issued for Reinvested Dividends	6,833,413	211,084,130	15,195,028	387,321,276
Shares Redeemed	(65,064,509)	(1,964,863,323)	(43,805,361)	(1,290,404,699)

Net Increase (Decrease)	(11,251,806)	(430,171,007)	14,022,285	363,991,538

Class R3
Shares Sold	732,243	$22,709,563	556,017	$17,863,858
Shares Issued for Reinvested Dividends	135,870	4,553,016	380,030	10,526,822
Shares Redeemed	(1,028,675)	(33,458,482)	(1,180,346)	(38,151,880)

Net Increase (Decrease)	(160,562)	(6,195,903)	(244,299)	(9,761,200)

Class R4
Shares Sold	1,188,661	$39,805,895	2,008,473	$67,464,654
Shares Issued for Reinvested Dividends	324,499	11,409,397	881,164	25,483,275
Shares Redeemed	(3,333,796)	(113,157,709)	(3,755,272)	(128,083,303)

Net Increase (Decrease)	(1,820,636)	(61,942,417)	(865,635)	(35,135,374)

Class R5
Shares Sold	2,214,020	$77,371,989	5,884,056	$201,889,123
Shares Issued for Reinvested Dividends	534,352	19,461,090	1,361,847	40,610,288
Shares Redeemed	(6,388,662)	(229,431,554)	(6,880,878)	(238,241,924)

Net Increase (Decrease)	(3,640,290)	(132,598,475)	365,025	4,257,487

Class R6
Shares Sold	13,129,081	$470,477,844	23,570,871	$824,805,540
Shares Issued for Reinvested Dividends	1,978,533	72,988,070	3,466,868	104,560,740
Shares Redeemed	(15,444,055)	(551,163,077)	(8,765,259)	(311,279,864)

Net Increase (Decrease)	(336,441)	(7,697,163)	18,272,480	618,086,416

Class Y
Shares Sold	8,081,483	$279,248,651	13,498,176	$461,820,073
Shares Issued for Reinvested Dividends	1,713,171	63,096,079	4,622,179	139,266,264
Shares Redeemed	(21,978,523)	(783,693,402)	(29,761,816)	(1,038,153,416)

Net Increase (Decrease)	(12,183,869)	(441,348,672)	(11,641,461)	(437,067,079)

Class F
Shares Sold	20,067,998	$592,511,897	23,838,251	$717,246,012
Shares Issued for Reinvested Dividends	3,417,284	105,901,640	6,900,254	176,232,472
Shares Redeemed	(19,463,971)	(580,117,317)	(12,295,039)	(370,932,155)

Net Increase (Decrease)	4,021,311	118,296,220	18,443,466	522,546,329

Total Net Increase (Decrease)	(34,633,775)	$(1,166,668,891)	42,408,408	$1,105,183,318

MidCap Value Fund
Class A
Shares Sold	2,480,138	$30,751,925	3,015,194	$39,850,799
Shares Issued for Reinvested Dividends	633,942	9,248,149	2,634,934	31,694,686
Shares Redeemed	(4,519,018)	(55,158,666)	(3,749,358)	(50,258,979)

Net Increase (Decrease)	(1,404,938)	(15,158,592)	1,900,770	21,286,506

Class C
Shares Sold	121,039	$1,113,875	219,028	$2,302,437
Shares Issued for Reinvested Dividends	40,108	460,945	240,187	2,313,001
Shares Redeemed	(556,664)	(5,538,552)	(572,160)	(6,156,895)

Net Increase (Decrease)	(395,517)	(3,963,732)	(112,945)	(1,541,457)

125

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

MidCap Value Fund – (continued)
Class I
Shares Sold	520,034	$6,756,443	414,930	$5,677,380
Shares Issued for Reinvested Dividends	66,544	983,484	300,075	3,648,250
Shares Redeemed	(1,126,169)	(13,885,918)	(939,685)	(12,651,962)

Net Increase (Decrease)	(539,591)	(6,145,991)	(224,680)	(3,326,332)

Class R3
Shares Sold	83,482	$1,027,547	77,867	$1,086,097
Shares Issued for Reinvested Dividends	12,474	191,545	72,689	922,418
Shares Redeemed	(211,872)	(2,849,232)	(250,237)	(3,619,666)

Net Increase (Decrease)	(115,916)	(1,630,140)	(99,681)	(1,611,151)

Class R4
Shares Sold	112,090	$1,454,297	125,020	$1,801,520
Shares Issued for Reinvested Dividends	19,234	303,476	82,313	1,068,388
Shares Redeemed	(222,635)	(3,007,462)	(194,448)	(2,814,110)

Net Increase (Decrease)	(91,311)	(1,249,689)	12,885	55,798

Class R5
Shares Sold	9,680	$139,991	68,987	$961,987
Shares Issued for Reinvested Dividends	2,874	46,111	36,259	477,765
Shares Redeemed	(7,314)	(94,084)	(517,692)	(7,282,905)

Net Increase (Decrease)	5,240	92,018	(412,446)	(5,843,153)

Class Y
Shares Sold	126,076	$1,744,448	291,417	$4,364,547
Shares Issued for Reinvested Dividends	24,096	388,031	90,660	1,198,031
Shares Redeemed	(202,609)	(2,806,695)	(306,083)	(4,432,547)

Net Increase (Decrease)	(52,437)	(674,216)	75,994	1,130,031

Class F
Shares Sold	8,138,328	$100,149,062	6,169,822	$84,036,654
Shares Issued for Reinvested Dividends	724,542	10,710,609	2,440,229	29,675,324
Shares Redeemed	(6,157,364)	(78,365,435)	(4,278,093)	(58,547,425)

Net Increase (Decrease)	2,705,506	32,494,236	4,331,958	55,164,553

Total Net Increase (Decrease)	111,036	$3,763,894	5,471,855	$65,314,795

Quality Value Fund
Class A
Shares Sold	439,196	$8,293,523	515,463	$10,074,937
Shares Issued for Reinvested Dividends	399,950	8,456,495	572,123	10,176,420
Shares Redeemed	(1,349,336)	(25,330,604)	(1,261,687)	(24,792,514)

Net Increase (Decrease)	(510,190)	(8,580,586)	(174,101)	(4,541,157)

Class C
Shares Sold	27,218	$445,180	48,982	$803,712
Shares Issued for Reinvested Dividends	16,808	302,140	28,768	438,130
Shares Redeemed	(189,929)	(3,063,775)	(229,704)	(3,910,337)

Net Increase (Decrease)	(145,903)	(2,316,455)	(151,954)	(2,668,495)

Class I
Shares Sold	116,192	$2,216,237	118,116	$2,316,278
Shares Issued for Reinvested Dividends	32,925	686,590	47,997	841,546
Shares Redeemed	(167,957)	(3,198,931)	(208,357)	(4,046,731)

Net Increase (Decrease)	(18,840)	(296,104)	(42,244)	(888,907)

Class R3
Shares Sold	5,088	$93,854	17,295	$356,081
Shares Issued for Reinvested Dividends	2,697	57,990	3,279	59,308
Shares Redeemed	(20,388)	(402,055)	(15,768)	(322,706)

Net Increase (Decrease)	(12,603)	(250,211)	4,806	92,683

Class R4
Shares Sold	42,840	$822,386	27,215	$549,127
Shares Issued for Reinvested Dividends	13,979	303,759	19,976	364,460
Shares Redeemed	(131,128)	(2,658,103)	(63,260)	(1,291,227)

Net Increase (Decrease)	(74,309)	(1,531,958)	(16,069)	(377,640)

126

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Quality Value Fund – (continued)
Class R5
Shares Sold	510	$10,672	1,251	$24,050
Shares Issued for Reinvested Dividends	566	12,405	1,768	32,495
Shares Redeemed	(173)	(3,456)	(16,898)	(357,155)

Net Increase (Decrease)	903	19,621	(13,879)	(300,610)

Class R6
Shares Sold	25,758	$484,275	1,060	$21,715
Shares Issued for Reinvested Dividends	83	1,828	35	650
Shares Redeemed	(2,382)	(47,033)	(6)	(133)

Net Increase (Decrease)	23,459	439,070	1,089	22,232

Class Y
Shares Sold	7,651	$158,274	27,388	$566,227
Shares Issued for Reinvested Dividends	1,541	33,830	2,143	39,465
Shares Redeemed	(17,842)	(304,447)	(30,147)	(614,974)

Net Increase (Decrease)	(8,650)	(112,343)	(616)	(9,282)

Class F
Shares Sold	110,798	$1,978,094	106,180	$2,050,010
Shares Issued for Reinvested Dividends	31,266	650,547	350,111	6,128,466
Shares Redeemed	(181,962)	(3,365,916)	(4,395,222)	(84,991,695)

Net Increase (Decrease)	(39,898)	(737,275)	(3,938,931)	(76,813,219)

Total Net Increase (Decrease)	(786,031)	$(13,366,241)	(4,331,899)	$(85,484,395)

Small Cap Growth Fund
Class A
Shares Sold	129,404	$5,969,147	143,713	$6,367,732
Shares Issued for Reinvested Dividends	64,625	3,116,821	1,137,942	42,820,742
Shares Redeemed	(602,309)	(27,705,360)	(691,468)	(30,501,386)

Net Increase (Decrease)	(408,280)	(18,619,392)	590,187	18,687,088

Class C
Shares Sold	4,911	$150,801	33,213	$900,484
Shares Issued for Reinvested Dividends	10,908	352,646	236,201	6,042,022
Shares Redeemed	(164,584)	(5,078,582)	(315,783)	(9,391,318)

Net Increase (Decrease)	(148,765)	(4,575,135)	(46,369)	(2,448,812)

Class I
Shares Sold	1,191,528	$51,688,394	2,177,043	$98,419,282
Shares Issued for Reinvested Dividends	57,456	2,916,489	1,099,491	43,341,934
Shares Redeemed	(3,414,260)	(171,804,734)	(3,548,369)	(163,047,531)

Net Increase (Decrease)	(2,165,276)	(117,199,851)	(271,835)	(21,286,315)

Class R3
Shares Sold	41,973	$1,789,694	69,866	$2,907,966
Shares Issued for Reinvested Dividends	3,087	146,681	60,131	2,234,481
Shares Redeemed	(119,534)	(5,504,341)	(148,734)	(6,537,096)

Net Increase (Decrease)	(74,474)	(3,567,966)	(18,737)	(1,394,649)

Class R4
Shares Sold	138,690	$6,582,259	285,710	$12,583,104
Shares Issued for Reinvested Dividends	12,210	614,885	297,846	11,687,478
Shares Redeemed	(456,656)	(20,953,685)	(909,172)	(41,585,558)

Net Increase (Decrease)	(305,756)	(13,756,541)	(325,616)	(17,314,976)

Class R5
Shares Sold	720,572	$37,862,183	484,882	$22,426,482
Shares Issued for Reinvested Dividends	21,655	1,157,694	397,887	16,508,317
Shares Redeemed	(1,119,362)	(58,971,093)	(844,219)	(41,911,678)

Net Increase (Decrease)	(377,135)	(19,951,216)	38,550	(2,976,879)

Class R6
Shares Sold	1,797,542	$98,016,701	827,350	$38,567,669
Shares Issued for Reinvested Dividends	17,777	965,664	205,988	8,674,158
Shares Redeemed	(1,722,133)	(85,535,221)	(479,346)	(23,694,911)

Net Increase (Decrease)	93,186	13,447,144	553,992	23,546,916

127

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Small Cap Growth Fund – (continued)
Class Y
Shares Sold	1,010,537	$51,567,246	3,471,469	$173,976,901
Shares Issued for Reinvested Dividends	92,203	5,010,332	1,656,136	69,789,590
Shares Redeemed	(3,823,424)	(209,045,933)	(3,955,235)	(186,437,170)

Net Increase (Decrease)	(2,720,684)	(152,468,355)	1,172,370	57,329,321

Class F
Shares Sold	192,412	$7,897,145	229,925	$10,549,148
Shares Issued for Reinvested Dividends	12,299	626,749	221,268	8,748,931
Shares Redeemed	(354,986)	(17,110,113)	(324,117)	(15,214,484)

Net Increase (Decrease)	(150,275)	(8,586,219)	127,076	4,083,595

Total Net Increase (Decrease)	(6,257,459)	$(325,277,531)	1,819,618	$58,225,289

Small Cap Value Fund
Class A
Shares Sold	431,215	$3,396,385	535,811	$5,599,188
Shares Issued for Reinvested Dividends	292,505	2,936,036	1,345,441	12,452,725
Shares Redeemed	(1,289,036)	(10,577,661)	(1,175,436)	(12,205,028)

Net Increase (Decrease)	(565,316)	(4,245,240)	705,816	5,846,885

Class C
Shares Sold	31,607	$222,855	27,521	$250,111
Shares Issued for Reinvested Dividends	26,761	229,881	201,614	1,622,991
Shares Redeemed	(189,586)	(1,389,193)	(336,158)	(3,016,977)

Net Increase (Decrease)	(131,218)	(936,457)	(107,023)	(1,143,875)

Class I
Shares Sold	295,467	$2,831,571	290,021	$3,176,128
Shares Issued for Reinvested Dividends	41,551	418,405	101,935	945,995
Shares Redeemed	(405,903)	(3,187,749)	(246,872)	(2,384,735)

Net Increase (Decrease)	(68,885)	62,227	145,084	1,737,388

Class R3
Shares Sold	9,891	$82,868	12,137	$130,291
Shares Issued for Reinvested Dividends	3,512	36,622	12,847	123,296
Shares Redeemed	(17,164)	(139,499)	(5,951)	(64,581)

Net Increase (Decrease)	(3,761)	(20,009)	19,033	189,006

Class R4
Shares Sold	1,313	$11,330	2,596	$26,803
Shares Issued for Reinvested Dividends	226	2,398	493	4,797
Shares Redeemed	(4,441)	(42,520)	(92)	(993)

Net Increase (Decrease)	(2,902)	(28,792)	2,997	30,607

Class R5
Shares Sold	1,479	$10,000	—	$—
Shares Issued for Reinvested Dividends	69	730	888	8,638
Shares Redeemed	(1,479)	(11,716)	(2,386)	(24,304)

Net Increase (Decrease)	69	(986)	(1,498)	(15,666)

Class R6
Shares Sold	18,071	$163,710	8,510	$91,476
Shares Issued for Reinvested Dividends	665	7,036	253	2,456
Shares Redeemed	(741)	(7,349)	(11)	(110)

Net Increase (Decrease)	17,995	163,397	8,752	93,822

Class Y
Shares Sold	842	$7,711	27,569	$298,131
Shares Issued for Reinvested Dividends	2,671	28,235	11,902	115,661
Shares Redeemed	(27,529)	(261,033)	(32,472)	(375,274)

Net Increase (Decrease)	(24,016)	(225,087)	6,999	38,518

Class F
Shares Sold	906,600	$7,468,195	1,466,457	$14,533,039
Shares Issued for Reinvested Dividends	329,545	3,318,168	1,036,113	9,621,393
Shares Redeemed	(1,038,699)	(8,257,092)	(619,373)	(6,521,061)

Net Increase (Decrease)	197,446	2,529,271	1,883,197	17,633,371

Total Net Increase (Decrease)	(580,588)	$(2,701,676)	2,663,357	$24,410,056

128

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Small Company Fund
Class A
Shares Sold	1,886,865	$39,854,997	1,819,229	$35,427,303
Shares Issued for Reinvested Dividends	956,824	19,433,104	3,082,592	50,462,033
Shares Redeemed	(2,885,202)	(59,241,409)	(2,373,495)	(46,229,828)

Net Increase (Decrease)	(41,513)	46,692	2,528,326	39,659,508

Class C
Shares Sold	116,822	$1,577,039	124,624	$1,583,364
Shares Issued for Reinvested Dividends	70,385	901,628	252,369	2,718,019
Shares Redeemed	(366,573)	(4,857,687)	(358,239)	(4,604,087)

Net Increase (Decrease)	(179,366)	(2,379,020)	18,754	(302,704)

Class I
Shares Sold	296,143	$6,816,692	217,227	$4,551,958
Shares Issued for Reinvested Dividends	75,333	1,633,979	279,521	4,855,272
Shares Redeemed	(304,758)	(6,628,138)	(478,368)	(9,730,251)

Net Increase (Decrease)	66,718	1,822,533	18,380	(323,021)

Class R3
Shares Sold	89,211	$1,943,559	134,256	$2,730,277
Shares Issued for Reinvested Dividends	35,475	793,230	146,146	2,626,237
Shares Redeemed	(258,886)	(5,812,439)	(330,361)	(7,087,474)

Net Increase (Decrease)	(134,200)	(3,075,650)	(49,959)	(1,730,960)

Class R4
Shares Sold	118,455	$2,883,625	147,445	$3,466,416
Shares Issued for Reinvested Dividends	31,292	752,892	125,461	2,408,843
Shares Redeemed	(304,693)	(7,836,433)	(280,883)	(6,458,571)

Net Increase (Decrease)	(154,946)	(4,199,916)	(7,977)	(583,312)

Class R5
Shares Sold	44,314	$1,187,403	62,555	$1,589,279
Shares Issued for Reinvested Dividends	6,152	157,911	19,819	403,513
Shares Redeemed	(56,252)	(1,506,697)	(55,755)	(1,415,258)

Net Increase (Decrease)	(5,786)	(161,383)	26,619	577,534

Class R6
Shares Sold	43,328	$1,379,271	2,145	$54,273
Shares Issued for Reinvested Dividends	220	5,772	1,032	21,469
Shares Redeemed	(5,289)	(151,909)	(553)	(14,301)

Net Increase (Decrease)	38,259	1,233,134	2,624	61,441

Class Y
Shares Sold	236,078	$6,005,173	165,468	$4,153,738
Shares Issued for Reinvested Dividends	58,965	1,548,420	252,900	5,260,320
Shares Redeemed	(943,050)	(22,519,569)	(475,656)	(10,480,486)

Net Increase (Decrease)	(648,007)	(14,965,976)	(57,288)	(1,066,428)

Class F
Shares Sold	1,838,858	$40,440,450	4,045,700	$86,904,113
Shares Issued for Reinvested Dividends	518,887	11,316,929	1,153,443	20,116,041
Shares Redeemed	(2,396,511)	(56,036,553)	(1,258,713)	(26,615,628)

Net Increase (Decrease)	(38,766)	(4,279,174)	3,940,430	80,404,526

Total Net Increase (Decrease)	(1,097,607)	$(25,958,760)	6,419,909	$116,696,584

(1)	Inception date was February 28, 2019.

14.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

129

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

15.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Recent Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by each Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

130

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

131

Hartford Domestic Equity Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not increased nor reduced the HLIM for any Fund.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

132

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2001(5) Since 2002(6)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

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Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

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Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	For The Hartford Mutual Funds, Inc.
(6)	For The Hartford Mutual Funds II, Inc.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund

The Hartford Small Cap Growth Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

(each, a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 4-5, 2020, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) with respect to each Fund.

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent

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legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of

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investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund uses a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense

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ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also considered that HFMC provides nondiscretionary investment advisory services to a model portfolio that pursues an investment objective and an investment strategy similar to those of the Hartford Core Equity Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Quality Value Fund and the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

140

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

The Hartford Capital Appreciation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

Hartford Core Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2021.

The Hartford Dividend and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

The Hartford Equity Income Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the third quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

The Hartford Growth Opportunities Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

The Hartford Healthcare Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.

141

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 28, 2021.

The Hartford MidCap Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 28, 2021.

The Hartford MidCap Value Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 28, 2021.

Hartford Quality Value Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Small Cap Growth Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

Hartford Small Cap Value Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.40% through February 28, 2021, and that HFMC had reimbursed the Fund for certain expenses.

* * * *

142

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

143

Hartford Domestic Equity Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Hartford Mutual Funds, Inc. Shares Outstanding (as of Record Date): 4,786,852,771.602 Total Shares Voted: 3,984,902,623.370 Percentage of Shares Voted: 83.246%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	3,902,805,882.770	97.940%	81.531%
	Withheld:	82,096,740.600	2.060%	1.715%
Robin C. Beery	For:	3,915,421,841.765	98.257%	81.795%
	Withheld:	69,480,781.605	1.743%	1.451%
Lynn S. Birdsong	For:	3,905,268,785.333	98.002%	81.583%
	Withheld:	79,633,838.037	1.998%	1.663%
Derrick D. Cephas	For:	3,906,387,023.712	98.030%	81.606%
	Withheld:	78,515,599.658	1.970%	1.640%
James E. Davey	For:	3,911,005,174.673	98.146%	81.703%
	Withheld:	73,897,448.697	1.854%	1.543%
Christine R. Detrick	For:	3,915,250,969.140	98.253%	81.791%
	Withheld:	69,651,654.230	1.747%	1.455%
Andrew A. Johnson	For:	3,908,222,118.290	98.076%	81.645%
	Withheld:	76,680,505.080	1.924%	1.601%
Paul L. Rosenberg	For:	3,904,491,528.107	97.983%	81.567%
	Withheld:	80,411,095.263	2.017%	1.679%
Lemma W. Senbet	For:	3,908,008,747.183	98.071%	81.640%
	Withheld:	76,893,876.187	1.929%	1.606%
David Sung	For:	3,899,522,144.326	97.858%	81.463%
	Withheld:	85,380,479.044	2.142%	1.783%

144

Hartford Domestic Equity Funds

Supplemental Proxy Information (Unaudited) – (continued)

The Harford Mutual Funds II, Inc. Shares Outstanding (as of Record Date): 768,594,114.957 Total Shares Voted: 566,699,328.863 Percentage of Shares Voted: 73.731%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	556,660,539.359	98.229%	72.425%
	Withheld:	10,038,789.504	1.771%	1.306%
Robin C. Beery	For:	556,944,922.870	98.279%	72.462%
	Withheld:	9,754,405.993	1.721%	1.269%
Lynn S. Birdsong	For:	556,292,460.990	98.164%	72.377%
	Withheld:	10,406,867.873	1.836%	1.354%
Derrick D. Cephas	For:	556,856,991.347	98.264%	72.451%
	Withheld:	9,842,337.516	1.736%	1.280%
James E. Davey	For:	557,044,179.884	98.297%	72.475%
	Withheld:	9,655,148.979	1.703%	1.256%
Christine R. Detrick	For:	557,270,841.428	98.337%	72.505%
	Withheld:	9,428,487.435	1.663%	1.226%
Andrew A. Johnson	For:	556,714,377.226	98.239%	72.432%
	Withheld:	9,984,951.637	1.761%	1.299%
Paul L. Rosenberg	For:	556,427,961.551	98.188%	72.395%
	Withheld:	10,271,367.312	1,812%	1.336%
Lemma W. Senbet	For:	556,309,838.539	98.167%	72.380%
	Withheld:	10,389,490.324	1.833%	1.351%
David Sung	For:	556,545,785.718	98.209%	72.410%
	Withheld:	10,153,543.145	1.791%	1.321%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

145

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE20    12/20    219823    Printed in U.S.A.

Hartford Funds Our Benchmark is The Investor®. Hartford International/ Global Equity Funds Annual Report October 31, 2020 Hartford Climate Opportunities Fund1 Hartford Emerging Markets Equity Fund Hartford Global Impact Fund Hartford International Equity Fund The Hartford International Growth Fund The Hartford International Opportunities Fund The Hartford International Value Fund 1 Formerly, Hartford Environmental Opportunities Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Climate Opportunities Fund (formerly, Hartford Environmental Opportunities Fund)

Fund Overview

October 31, 2020 (Unaudited)

Inception 02/29/2016

Sub-advised by Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (Schroder Investment Management North America Limited serves as a sub-sub-adviser)

Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	Since Inception[1]
Class A2	23.27%	13.03%
Class A3	16.49%	11.67%
Class C2	22.24%	12.72%
Class C4	21.24%	12.72%
Class I2	23.58%	13.36%
Class R3[2]	23.51%	13.29%
Class R4[2]	23.48%	13.17%
Class R5[2]	23.58%	13.32%
Class R6[2]	23.73%	13.46%
Class Y2	23.66%	13.41%
Class F2	23.76%	13.41%
MSCI ACWI Index (Net)	4.89%	10.96%
MSCI Global Environment Index (Net)	46.17%	19.38%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Prior to 11/08/2019, the Fund pursued a modified strategy and Wellington Management served as the Fund’s only sub-adviser.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.80%	1.19%
Class C	2.55%	1.94%
Class I	1.50%	0.89%
Class R3	2.13%	1.41%
Class R4	1.83%	1.11%
Class R5	1.53%	0.81%
Class R6	1.41%	0.69%
Class Y	1.52%	0.79%
Class F	1.41%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

Hartford Climate Opportunities Fund (formerly, Hartford Environmental Opportunities Fund)

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Simon Webber, CFA

Portfolio Manager

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Climate Opportunities Fund returned 23.27%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s primary benchmark, the MSCI ACWI Index (Net), which returned 4.89% for the same period, but underperforming the Fund’s secondary benchmark, the MSCI Global Environment Index (Net), which returned 46.17% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -5.83% average return of the Lipper Global Multi-Cap Value group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus or objective.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, global equities rose, as measured by the MSCI ACWI Index (Net). Towards the end of 2019, global equities rose as the United States (U.S.)-China trade dispute remained foremost in investors’ minds. The U.S. cancelled tariffs that were scheduled to take effect on December 15, 2019 in an effort to secure a trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020, providing significant relief to global markets.

Although international equities achieved strong gains in the final months of 2019, the spread of coronavirus around the world in early 2020 profoundly weakened investor sentiment, with global equities recording sharp falls in the first quarter of 2020. Countries around the world went into lockdown to try to contain the outbreak, and governments and central banks announced huge and unprecedented policy measures to help support businesses and households and reduce borrowing costs.

In the second quarter of 2020, global equity markets surged to their best quarterly return since December 1999. Markets were fueled by optimism about successful early stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new coronavirus cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting the recovery of their economies;

however, new cases rose sharply in some areas of the U.S., and India and much of Latin America struggled to bring the virus under control.

In the third quarter of 2020, global markets were bolstered by the impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for coronavirus vaccines in the near future. However, the recovery was threatened by the global coronavirus pandemic. The worldwide death toll eclipsed one million, with infections escalating in Europe, the U.S., India, and Latin America. Europe faced an alarming rise in cases, as the number of new infections reached record highs in some countries.

In the final month of the period, global equities fell as a resurgence of coronavirus cases in the U.S. and Europe and the upcoming U.S. elections were foremost in investors’ minds. The U.S. Food and Drug Administration approved the antiviral drug remdesivir for the treatment of coronavirus, while European countries battled a second wave of infections amid record-high numbers of new cases, most notably in France, Spain, Germany, and the United Kingdom (U.K.).

From a climate change perspective, measures imposed to contain the spread of coronavirus appear to have resulted in a material drop in carbon emissions. Moreover, the European Union (EU) has agreed to a €750 billion (US$888 billion) recovery plan to repair the economic damage caused by coronavirus and prepare the block for the transition to be a net zero carbon economy by 2050. This is very encouraging, in our view, as it is essential that the economic crisis caused by coronavirus does not derail efforts by the global community to address climate change. The EU initiative shows that the right policy measures can tackle both challenges simultaneously.

Six of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Information Technology (+33%) and Consumer Discretionary (+25%) sectors rose the most, while the Energy (-42%) and Financials (-18%) sectors fell the most during the period.

Security selection was the primary driver of the Fund’s outperformance relative to the MSCI ACWI Index (Net) over the twelve-month period ended October 31, 2020. Selection in the Industrials sector was a particularly positive contributor to Fund performance, although selection in the Real Estate and Utilities sectors also contributed positively to

3

Hartford Climate Opportunities Fund (formerly, Hartford Environmental Opportunities Fund)

Fund Overview – (continued)

October 31, 2020 (Unaudited)

outperformance. Sector allocation, a result of bottom-up stock selection, detracted from relative performance over the period. Due to the Fund’s focus on companies that address environmental challenges, the Fund has a natural overweight to the Industrials and Utilities sectors, and underweights to the Financials, Healthcare, and Communication Services sectors. Overweights to the Industrials and Utilities sectors were the primary detractors from the Fund’s relative performance during the period, while underweights to the Financials and Energy sectors were additive to performance. From a regional perspective, equities in Europe and North America added the most value.

Top contributors to performance relative to the MSCI ACWI Index (Net) and absolute returns included Vestas Wind Systems, Tesla, and Sunnova Energy. Danish wind turbine supplier Vestas Wind performed well, boosted by anticipation of a favorable U.S. election outcome, and the ongoing shift to renewable energy amidst cost competitiveness relative to fossil fuels. Shares of Tesla, an electric vehicle manufacturer, rose during the period due to a variety of favorable factors and were amplified by growing interest in electric vehicles. Tesla reported second-quarter results that showed a strong sequential gain in quarterly car deliverables. The stock was further supported by their announcement of a 5-for-1 stock split. Shares of Sunnova Energy, a renewable energy solutions company, rose over the period. Sunnova reaffirmed 2020 guidance and reported second-quarter results showing better-than-expected revenue numbers, but lower earnings. The company also reported an increase in overall customers.

Top detractors from relative performance during the period included Apple, Cia de Saneamento do Parana, and Clean Harbors. Not owning Apple, a constituent of the MSCI ACWI Index (Net) and designer of consumer electronics and computer software, was the top detractor from relative performance. Shares of Cia de Saneamento do Parana, a water and waste management company, fell following an announcement that the company would be implementing an intermittent water supply scheme in certain neighborhoods given the weak rainfall. Additionally, the company has seen short-term weakness given coronavirus pandemic difficulties as second-quarter 2020 earnings results missed expectations, and both volumes and average tariff came in weaker than expected. Clean Harbors, a hazardous waste disposal company, was also a top detractor from relative results.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Momentum behind the transition to a low-carbon economy is accelerating rapidly now. The most crucial driver has been the dramatic improvement in competitiveness of clean technology economics to the point where they require little or no subsidy to compete with fossil fuel technologies. However there is also building momentum from government support, led by the European Union with its very ambitious targets to reduce emissions by 2030, and the EU Green Deal channeling at least a quarter of its €750 billion recovery package towards decarbonization initiatives.

The EU has committed to becoming a net zero carbon economy by 2050, and this month China has joined this effort by committing to achieving that goal by 2060. The U.S. election is also a pivotal moment for climate change policy, with a Democrat victory likely to bring the U.S. more into alignment with Europe with much more aggressive climate investments. At the end of the period, the Fund’s overweights were to the Industrials and Utilities sectors, while the largest underweights were to the Healthcare, Communication Services, and Information Technology sectors, relative to the MSCI ACWI Index (Net). Within the Fund’s environmental themes, the Fund’s largest absolute weights were to clean energy and energy efficiency companies. On a regional basis, the Fund had the largest overweight to Europe and the largest underweight to North America, relative to the MSCI ACWI Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Focus on investments that involve climate change opportunities or sustainable and environmental initiatives may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. • There are risks of focusing investments in securities of companies in the utilities and industrials sectors which may cause the Fund’s performance to be sensitive to developments in those sectors.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.6%
Consumer Discretionary	9.9
Consumer Staples	1.2
Energy	0.3
Financials	6.0
Health Care	1.7
Industrials	37.0
Information Technology	16.3
Materials	4.7
Real Estate	1.4
Utilities	14.5

Total	94.6%

Short-Term Investments	4.4
Other Assets & Liabilities	1.0

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Emerging Markets Equity Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	3.12%	6.48%	1.05%
Class A3	-2.55%	5.28%	0.45%
Class C2	2.26%	5.66%	0.30%
Class C4	1.26%	5.66%	0.30%
Class I2	3.45%	6.81%	1.40%
Class R3[2]	2.68%	6.18%	0.78%
Class R4[2]	3.12%	6.48%	1.08%
Class R5[2]	3.46%	6.69%	1.33%
Class R6[2]	3.55%	6.97%	1.50%
Class Y2	3.47%	6.88%	1.45%
Class F2	3.55%	6.91%	1.45%
MSCI Emerging Markets Index (Net)	8.25%	7.92%	1.85%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 05/07/2015 reflects when the Fund pursued a modified investment strategy.

Operating Expenses*	Gross	Net
Class A	1.51%	1.46%
Class C	2.35%	2.21%
Class I	1.21%	1.21%
Class R3	1.82%	1.71%
Class R4	1.52%	1.46%
Class R5	1.22%	1.16%
Class R6	1.10%	0.99%
Class Y	1.21%	1.11%
Class F	1.10%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

5

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

Mark A. Yarger, CFA

Managing Director, Quantitative Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned 3.12%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 8.25% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 5.70% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging market (EM) equities, as measured by the MSCI Emerging Markets Index (Net), continued their strong performance from 2019 into 2020. Markets dealt with uncertainty about the magnitude, duration, and potential economic consequences of the coronavirus outbreak, but as countries gradually eased quarantine measures and reopened their economies, investors were optimistic about the global economic recovery.

In Asia, Taiwan and China led the region higher despite further indications that relations between the United States (U.S.) and China had deteriorated. Performance in Taiwan was driven by continued strength in technology export orders and stronger demand for domestic services, thanks to its ability to control its coronavirus outbreak. China’s economic recovery accelerated amid a pickup in industrial production, greater demand for consumer services, and improved consumer sentiment.

Latin American equities produced mixed results during the period as markets were hindered by supply disruptions, negative demand shocks, and anxiety about the spread of the coronavirus. Argentina was the top performer as the country rallied on news that the government had reached an agreement with top creditors to restructure $65 billion of debt following months of negotiations, setting the stage for potential debt relief.

Within Europe, the Middle East, and Africa (EMEA), Central European countries such as the Czech Republic, Hungary, and Poland suffered steep declines, as supply-chain disruptions and falling export demand posed significant risks to growth. Additionally, fears of an escalation of the coronavirus in the region could lead to quarantine measures that would severely disrupt the labor market and upend consumption and investment contributed to such declines.

Five of eleven sectors within the MSCI Emerging Markets Index (Net) posted positive returns during the period. The Consumer Discretionary (+48%), Information Technology (+36%), and Communication Services (+34%) sectors rose the most, while the Energy (-29%), Utilities (-21%), and Financials (-20%) sectors declined most during the period.

Within the Fund, security selection within the Communication Services, Consumer Discretionary, and Information Technology sectors detracted most from returns relative to the MSCI Emerging Markets Index (Net). This was partially offset by stronger selection within the Healthcare and Industrials sectors. Sector allocation, a result of our quantitative security selection process, also detracted from relative performance. An underweight to the Consumer Discretionary and Communication Services sectors detracted the most from relative performance, while underweights to the Financials and Energy sectors contributed positively to relative performance. From a country perspective, security selection within China, South Korea, and India detracted from relative performance while security selection in Malaysia, Poland, and Taiwan contributed positively to returns. Allocation within countries also detracted from relative performance, as overweights to Poland, Thailand, and Turkey detracted from relative performance, offsetting positive performance from an overweight to China and underweights to Saudi Arabia and the Philippines.

Underweights to Tencent (Communication Services), Alibaba (Consumer Discretionary), and Taiwan Semiconductor (Information Technology) were the largest detractors from relative performance during the period. The Fund’s underweight to Tencent, China’s largest social media, mobile, and gaming platform, detracted during the period as shares reached all-time highs. The company saw a surge in gaming activity as people stayed home worldwide due to the coronavirus. Shares of Alibaba, China’s e-commerce leader, rose most recently after the company reported fiscal first-quarter results that beat both revenue and earnings estimates, with revenue growth returning to levels not seen since before the coronavirus pandemic. Some revenue growth stemmed from record sales during a June shopping event as heavy discounting lured shoppers. The Fund’s underweight to Taiwan Semiconductor, a developer and manufacturer of integrated circuit related products, also detracted from relative performance during the period. Shares of the Taiwanese foundry chipmaker advanced after U.S. chipmaker Intel announced that the release of its most advanced chips will be delayed, and the company may use third-party foundries to produce some of its products. Investors viewed Intel’s comments on working with third-party foundries as a positive for Taiwan Semiconductor. Bajaj Finance (Financials) was a top absolute detractor from performance over the period.

Top Glove (Healthcare), JD.com (Consumer Discretionary), and NetEase (Communication Services) were the top contributors to performance relative to the MSCI Emerging Markets Index (Net) during the period. Top Glove, a manufacturer of a wide range of latex gloves, contributed positively as shares surged on demand for gloves due to the coronavirus pandemic. Shares of JD.com, a China-based e-commerce company, rose most after reporting first-quarter earnings that exceeded expectations, driven by strong year-over-year revenue growth. The

6

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

e-commerce firm won approval for a secondary listing on the Stock Exchange of Hong Kong (SEHK), seeking to broaden its investor base. Shares of NetEase, the second largest mobile game developer in China, rose as demand for mobile gaming increased as people sought out more indoor activities due to the coronavirus pandemic. Alibaba (Consumer Discretionary) was a top absolute contributor to Fund performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We plan to continue to seek to add value by utilizing proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

At the end of the period, the Fund had the largest overweights to Taiwan and China, and the largest underweights to Indonesia and Philippines relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund had its largest overweights to the Communication Services, Industrials, and Consumer Staples sectors, and the largest underweights to the Energy, Consumer Discretionary, and Financials sectors relative to the MSCI Emerging Markets Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	14.2%
Consumer Discretionary	19.7
Consumer Staples	6.8
Energy	3.5
Financials	15.7
Health Care	3.7
Industrials	6.0
Information Technology	18.6
Materials	7.6
Real Estate	2.1
Utilities	0.9

Total	98.8%
Short-Term Investments	1.1
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford Global Impact Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 02/28/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	Since Inception[1]
Class A2	14.37%	12.26%
Class A3	8.08%	10.54%
Class C2	13.63%	11.60%
Class C4	12.63%	11.60%
Class I2	14.79%	12.70%
Class R3[2]	14.21%	12.27%
Class R4[2]	14.59%	12.43%
Class R5[2]	14.77%	12.65%
Class R6[2]	14.87%	12.75%
Class Y2	15.15%	12.77%
Class F2	15.05%	12.79%
MSCI ACWI Index (Net)	4.89%	8.11%

[1]	Inception: 02/28/2017
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to 10/07/2019 reflects when the Fund operated as a feeder fund in a master feeder structure.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.71%	1.19%
Class C	2.50%	1.94%
Class I	1.33%	0.89%
Class R3	1.97%	1.41%
Class R4	1.67%	1.11%
Class R5	1.37%	0.81%
Class R6	1.26%	0.69%
Class Y	1.36%	0.79%
Class F	1.25%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

8

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Global Impact Fund returned 14.37%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned 4.89% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 6.69% average return of the Lipper Global Small-/Mid-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, global equities rose, as measured by the MSCI ACWI Index (Net). Towards the end of 2019, global equities rose as the United States (U.S.)-China trade dispute remained foremost in investors’ minds. The U.S. canceled tariffs that were scheduled to take effect on December 15, 2019 in an effort to secure a trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020, providing significant relief to global markets.

In the first quarter of 2020, global markets ended sharply lower. The coronavirus spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about a phase-one trade deal between the U.S. and China. The World Health Organization declared the coronavirus outbreak a pandemic, with 877,000 confirmed cases and more than 43,200 deaths in 180 countries. Market volatility remained extremely high, and liquidity plunged to record lows.

In the second quarter of 2020, global equity markets surged to their best quarterly return since December 1999. Markets were fueled by optimism about successful early stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new coronavirus cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting the recovery of their economies; however, new cases rose sharply in some areas of the U.S., while India and much of Latin America struggled to bring the virus under control.

In the third quarter of 2020, global markets were bolstered by the impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for coronavirus vaccines in the near future. However, the recovery was threatened by the pandemic. The worldwide coronavirus death toll eclipsed one million, with infections escalating in Europe, the U.S., India, and Latin America. Europe faced an alarming rise in cases, as the number of new infections reached record highs in some countries.

In the final month of the period, global equities fell as a resurgence of coronavirus cases in the U.S. and Europe and the upcoming U.S.

elections were foremost in investors’ minds. The U.S. Food and Drug Administration approved the antiviral drug remdesivir for the treatment of coronavirus, while European countries battled a second wave of infections amid record-high numbers of new cases, most notably in France, Spain, Germany, and the United Kingdom (U.K.).

Six of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Information Technology (+33%) and Consumer Discretionary (+25%) sectors rose the most, while the Energy (-42%) and Financials (-18%) sectors fell the most during the period.

Security selection was the largest contributor to the Fund’s outperformance relative to the MSCI ACWI Index (Net) over the period. Selection in the Industrials, Healthcare, and Utilities sectors was a significant contributor to benchmark-relative outperformance. This was partially offset by weaker stock selection in the Communication Services and Consumer Discretionary sectors, which detracted from performance. On a regional basis, security selection in North America was the primary contributor to the Fund’s relative performance, which was partially offset by weaker selection in emerging markets, which detracted from performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily due to the Fund’s underweight to the Financials sector and not holding Energy equities. On the other hand, an overweight to the Real Estate sector and underweight to the Consumer Discretionary sector detracted from relative returns over the period.

Top contributors to relative performance over the period included Square (Information Technology), Nuance Communication (Information Technology), and Invitae (Healthcare). Shares of Square, a cloud-based point-of-service payment solution for small businesses, rose over the period after the company delivered exceptional second-quarter results on the back of better-than-expected performance in its Seller segment (point of sale service) and the strong performance of its Cash App (with revenue up 140% year-on-year). We continued to hold the stock within the Fund as of the end of the period. Shares of Nuance Communications, which specializes in voice recognition systems, rose sharply in September 2020 after the company announced the integration of their ambient clinical intelligence solution, DAX, into Microsoft Teams for virtual telehealth consults. The company also reported second-quarter revenue and earnings above consensus as well as reaffirming its medium-term targets. Invitae is a diagnostics company providing hereditary cancer screening and family health testing as well as predictive and prognostic data and analysis. Invitae’s stock price rose on the back of the company’s announcement to acquire a competitor with strong cancer diagnostic technology, an area in which Invitae lacked exposure. As of the end of the period, the Fund continued to hold a position in the company.

Top detractors from the Fund’s relative performance over the period included Apple (Information Technology), Boston Properties (Real Estate), and Millicom International Cellular (Communication Services).

9

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Not owning Apple, a designer of consumer electronics and computer software, was the top detractor from the Fund’s relative performance. We do not own Apple in the Fund because currently it is not aligned with our impact investing criteria. Shares of Boston Properties, the largest publicly-held developer and owner of Class A office properties, came under pressure during the period as tenant rent collections came into question amid pandemic-related lockdowns with much of the country working from home. As of the end of the period, we continued to hold a position in Boston Properties within the Fund, believing that the current values are unsustainably low and that some combination of workforces returning to the office, in addition to continued solid fundamentals, offer compelling risk/reward. Shares of Millicom, a leading telecommunications provider in several Latin American countries, fell over the period following year-on-year revenue decline in April 2020 as Latin America trailed Europe’s recovery from the coronavirus, with investors concerned by the company’s debt levels. While we believe the company still has a healthy cash margin and may be able to cover its debt levels in the short term, we are less confident in its capital allocation decisions from here. We engaged with the company to discuss our concerns, particularly around potential mergers and acquisitions (M&A) in Latin America, but this engagement did not ease our concerns. Ultimately, we decided to sell the Fund’s position during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we embark on the final months of the year, we expect volatility to persist driven by the pandemic, vaccine trials, and China-U.S. geopolitical tensions. The range of potential outcomes is wide and predicting the impact on equity markets of any single variable is challenging. We are mindful that price-to-earnings ratios for equity markets, particularly for high-growth business models, have continued to rise since the market volatility experienced in the first quarter of 2020 through the end of the period. We remain disciplined in our valuation assessments, focusing the Fund’s investments where we have differentiated insights. Specifically, we are cautious around companies that have already seen major price increases due to secular tailwinds and continue to monitor the Fund’s investments in companies that have benefited from these developments. Looking past the potential volatility of the fourth quarter of 2020, we believe that global economy will continue to re-open and, ultimately, heal. Longer-term, this environment is likely to lead to inflationary pressures in our view. Therefore, we continue to look for good opportunities to invest in companies that are less exposed to macroeconomic factors, often because of the nature of their businesses.

Due to the Fund’s focus on impact companies and sustainability, the Fund has natural underweights in certain sectors, such as the Financials, Consumer Discretionary, and Consumer Staples sectors, and overweights to the Healthcare, Industrials, and Real Estate sectors, relative to the MSCI ACWI Index (Net). Within the Fund’s impact themes, the Fund’s largest absolute weights at the end of the period were in health and resource efficiency. On a regional basis, the Fund ended the period with the largest overweight to Developed Europe ex United Kingdom and largest underweight to North America, relative to the MSCI ACWI Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.6%
Consumer Discretionary	4.9
Consumer Staples	1.9
Financials	0.5
Health Care	21.2
Industrials	17.1
Information Technology	22.1
Materials	4.6
Real Estate	9.8
Utilities	6.5

Total	94.2%

Short-Term Investments	4.1
Other Assets & Liabilities	1.7

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

Hartford International Equity Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 06/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-2.48%	3.82%	3.78%
Class A2	-7.84%	2.66%	3.20%
Class C1	-3.28%	3.03%	3.00%
Class C3	-4.24%	3.03%	3.00%
Class I1	-2.21%	4.15%	4.15%
Class R3[1]	-2.81%	3.51%	3.51%
Class R4[1]	-2.52%	3.79%	3.81%
Class R5[1]	-2.20%	4.09%	4.12%
Class R6[1]	-2.11%	4.38%	4.29%
Class Y1	-2.20%	4.28%	4.23%
Class F1	-2.02%	4.27%	4.21%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Performance information prior to 08/13/2015 reflects when the Fund pursued a modified investment strategy.

Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.71%	1.71%
Class I	0.63%	0.63%
Class R3	1.24%	1.24%
Class R4	0.96%	0.96%
Class R5	0.65%	0.65%
Class R6	0.54%	0.54%
Class Y	0.65%	0.65%
Class F	0.54%	0.54%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

11

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Thomas S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned -2.48%, before sales charge, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -2.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 7.27% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). The period started positively with waning recession fears and forecasts for improving global economic growth in 2020 helping to bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. At the start of the year, however, the global economy took a turn for the worse as the coronavirus spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about a phase-one trade deal between the United States (U.S.) and China. Most global central banks and governments took extraordinary measures seeking to limit financial market stress, mitigate the economic fallout, and cushion household and business income. Markets began to recover, fueled by optimism about successful early stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs of improving global economic activity. As new coronavirus cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting the recovery of their economies. Markets continued to benefit from the impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for coronavirus vaccines in the near future. Global economic indicators showed that the global economic recovery strengthened, if at a more moderate pace. A resurgence of coronavirus cases in the U.S. and Europe, however, stalled the market’s assent higher.

Five of eleven sectors within the MSCI ACWI ex USA Index (Net) posted positive returns for the twelve months ending October 31, 2020. The Information Technology (+24.7%), Communications Services (+14.6%), and Consumer Discretionary (+14.2%) sectors posted the largest gains while the Energy (-38.4%), Real Estate (-20.0%), and Financials (-20.0%) sectors had the largest declines.

Sector allocation, a residual of the underlying managers’ bottom-up stock selection processes, contributed positively to the Fund’s returns relative to the MSCI ACWI ex USA Index (Net) over the period. An underweight exposure to the Energy sector was the largest contributor to relative performance during the period, while an underweight to the Materials sector was the largest detractor. Security selection also contributed positively to the Fund’s relative performance during the period. Strong selection in the Communication Services, Financials, and Real Estate sectors was only partially offset by weak selection in the Consumer Discretionary, Industrials, and Materials sectors, which detracted from performance.

Top contributors to relative performance during the period included MediaTek (Information Technology), Cellnex Telecom (Communication Services), and Yandex (Communication Services). MediaTek is a Taiwan-based fabless semiconductor company. The share price rose higher during the period as the company’s most recent earnings report included beating consensus estimates with both gross and operating profit margin above expectations and management guidance for the coming quarter also above consensus. We believe the company is a direct beneficiary of the 5G handset replacement cycle in the region. We trimmed the Fund’s exposure based upon the company’s strength throughout the period. Cellnex is a Spanish wireless communications and broadcasting infrastructure company. Increased data usage as a result of the pandemic has led to increased tenant demand for the company’s infrastructure. Unlike many other companies, the company did not expect coronavirus to impact its earnings estimates or its ability to build or work on its towers. We reduced the Fund’s exposure modestly during the period. Yandex engages in the provision of search engines and online services. Shares of the company have rallied significantly during the period. Strong quarterly results helped boost the share price early in the period but the company was not immune to the global pandemic as global markets fell broadly. Shares rebounded, however, as strong second-quarter results, which were in line with expectations and revenue trends suggesting a return to pre-pandemic operating dynamics, helped push the share price higher. We trimmed the Fund’s position slightly during the period.

The largest detractors from the Fund’s relative performance were Shopify (Information Technology), East Japan Railway (Industrials), and Danone (Consumer Staples). Shopify is a Canadian cloud-based e-commerce platform for small- and medium-size businesses. Shares of the company have accelerated higher during the period as the company saw a significant increase in traffic levels resulting from businesses and customers that were forced to move towards e-commerce as a result of lock down orders at the height of the pandemic. We initiated a positon in the company during the period but the Fund’s underweight exposure over the duration of the year detracted from relative performance. East Japan Railway provides railway transportation services. The company was hit particularly hard during the global pandemic as demand for train travel dropped significantly, resulting in the company underperforming consensus expectations during the period. We reduced the Fund’s

12

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

exposure to the company during the period. Danone is a France based food operator. Challenges related to the coronavirus pandemic adversely affected the stock’s price, particularly as management warned that the revenue of various distribution channels impacted by the pandemic could decrease by as much as 50%. Later in the period, it was also announced that the current Chief Financial Officer (CFO) would be leaving the company. We reduced the Fund’s exposure during the period.

The Fund’s investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was negative. The Fund’s smaller cap footprint and value factor exposures hindered performance. This was partially offset by positive contributions from the Fund’s exposure to higher-beta names.

From a top-down perspective, the Fund’s country and currency exposure contributed positively to results, particularly driven by exposure to Emerging Markets and Pacific Basin ex Japan (Australia and Singapore).

The Fund, at times during the period, used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures detracted slightly from performance.

What is the outlook as of the end of the period?

Macroeconomic uncertainty remains at the forefront as international equity markets continue their rebound amid optimism at accommodative policy and strong earnings from index leaders, while a second wave of coronavirus infections unfolds in many regions. Persistent market uncertainties – such as the unknown efficacy and timeline for a coronavirus vaccine – cause us to believe that the range of potential economic outcomes is wide and that current investor exuberance may not be long-lasting. Against this backdrop, we remain vigilant in balancing factor exposures in the portfolio to seek to reduce the impact of factor volatility and help ensure that security selection drives results.

Looking across the factor landscape, we continue to monitor the risks facing equity factors amid ongoing market volatility. This year trend-following factors (e.g., growth and momentum) have extended their outperformance over most other areas of the market. However, in our view, valuations are stretched, and the primary risk we are monitoring for is a momentum reversal, which we believe would be damaging to equities that are levered to the ongoing market rebound. As of the end of the period, we maintained the Fund’s exposure to companies characterized by mean-reversion factors (e.g., value and contrarian) as we expect them to provide capital appreciation during economic recovery and in the event of a cyclical rally. That said, we are monitoring the risks to which these factors are exposed, in particular the risk of insolvency in the event of a drawn-out global slowdown. In our view, stocks that screen well for risk-aversion factors (e.g., low volatility and quality) tend to have protective characteristics such as stable profit margins and sustainable cash flows. Therefore, we see these exposures as a potential source of stability in the event of a move to traditional assets perceived as having less risk, but we are aware that they may lag the market during a strong rally. Finally, we believe that the market has not fully priced in the heightened risk that some companies become insolvent due to a prolonged economic slowdown while other companies that are able to pivot and adapt come out on top. We expect this to lead to a dispersion in equity results.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.7%
Consumer Discretionary	13.8
Consumer Staples	13.2
Energy	2.1
Financials	12.7
Health Care	9.5
Industrials	14.7
Information Technology	12.3
Materials	4.5
Real Estate	2.4
Utilities	2.7

Total	97.6%

Short-Term Investments	2.3
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford International Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment Objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	12.40%	7.81%	6.76%
Class A2	6.22%	6.59%	6.16%
Class C1	11.59%	7.00%	5.97%
Class C3	10.59%	7.00%	5.97%
Class I1	12.75%	8.13%	7.11%
Class R3[1]	12.08%	7.48%	6.55%
Class R4[1]	12.44%	7.81%	6.89%
Class R5[1]	12.76%	8.15%	7.20%
Class R6[1]	12.90%	8.25%	7.28%
Class Y1	12.74%	8.18%	7.24%
Class F1	12.88%	8.22%	7.16%
MSCI ACWI ex USA Growth Index (Net)	11.43%	8.18%	5.86%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.39%	1.31%
Class C	2.16%	2.06%
Class I	1.01%	1.01%
Class R3	1.64%	1.58%
Class R4	1.34%	1.28%
Class R5	1.03%	1.01%
Class R6	0.92%	0.86%
Class Y	1.03%	0.96%
Class F	0.92%	0.86%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

14

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned 12.40%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmarks, the MSCI ACWI ex USA Growth Index (Net), which returned 11.43% for the same period, and the MSCI ACWI ex USA Index (Net), which returned -2.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 9.17% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, international equities declined, as measured by the MSCI ACWI ex USA Index (Net). In the fourth quarter of 2019, waning recession fears and forecasts for improving global economic growth in 2020 helped bolster risk sentiment. The United States (U.S.) canceled tariffs that were scheduled to take effect on December 15, 2019 in an effort to secure a phase one trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020. United Kingdom (U.K.) equities rose after the Conservative Party’s victory in the general election lifted the uncertainty about the country’s departure from the European Union (EU), also known as Brexit, and eliminated concerns about the Labor Party’s plans to nationalize certain parts of the nation’s economy.

International equities ended the first quarter of 2020 sharply lower. The coronavirus spread rapidly, causing unprecedented disruption to financial markets and economies. Most governments took extraordinary measures to limit financial market stress and mitigate the economic fallout. U.S. President Trump signed a $2 trillion coronavirus relief bill. The EU suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. On the monetary front, most global central banks initiated aggressive stimulus measures with large-scale asset purchases and emergency rate cuts.

In the second quarter of 2020, international equity markets surged, as they were fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. Tensions between the U.S. and China escalated after China’s decision to impose a controversial national security law on Hong Kong invoked a host of retaliatory responses from the U.S. and increased concerns about the city’s future as a global financial center. Oil rebounded in the second quarter of 2020 as demand picked up and the global economy began to recover.

In the third quarter of 2020, markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines. However, the worldwide coronavirus death toll eclipsed

1 million, with infections escalating in Europe, the U.S. and emerging markets. Political uncertainty ahead of the upcoming U.S. presidential election, and the lack of additional fiscal stimulus caused further uncertainty for consumers. Brexit negotiations deteriorated after a controversial bill, which could override elements of the Brexit Withdrawal Agreement, passed its first parliamentary hurdle in the U.K.’s House of Commons.

International equities fell in the final month of the period as a resurgence of global coronavirus cases and the upcoming U.S. elections were foremost in investors’ minds. The Eurozone economy expanded 12.7% in the third quarter of 2020, which was well above forecasts, but growth in the coming months could be challenged by the pandemic. European governments imposed new social-distancing rules in a bid to avoid larger-scale lockdown measures that could hinder the region’s economic recovery. The U.S. dealt with a sharp rise in coronavirus cases, political uncertainty, and the lack of additional fiscal stimulus. China’s gross domestic product (GDP) grew 4.9% year over year in the third quarter of 2020, with a rebound in the services sector helping to broaden the country’s economic recovery.

Six out of the eleven sectors in the MSCI ACWI ex USA Growth Index (Net) rose during the period. Within the index, the Communication Services (+41%), Consumer Discretionary (+28%), and Information Technology (+26%) sectors performed best.

Sector allocation, a residual of bottom-up stock selection, and security selection drove the Fund’s outperformance relative to the MSCI ACWI ex USA Growth Index (Net). The Fund’s overweight to the Communication Services sector and underweight to the Consumer Staples sector were the largest contributors to relative performance over the period, while an underweight to the Materials sector and overweight to the Financials sector detracted from performance. Stock selection in the Financials, Information Technology, and Communication Services sectors contributed positively to the Fund’s relative performance. This was partially offset by weaker selection within the Healthcare, Consumer Discretionary, and Industrials sectors, which detracted from performance. On a regional basis, security selection in emerging markets and Japan contributed positively to relative performance, while security selection in North America and the U.K. detracted from performance.

MediaTek (Information Technology), Cellnex Telecom (Communication Services), and Zalando (Consumer Discretionary) were the top contributors to performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. MediaTek, a Taiwanese fabless chipmaker used for 5G infrastructure, outperformed during the period due to increased demand driven by the rollout of 5G, particularly as the current work from home environment underscored the importance of connectivity. Cellnex, a Spain-based wireless telecommunications and broadcasting infrastructure company, behaved defensively during the downturn in the first quarter of 2020, supported by its leading position in European cell tower infrastructure which facilitates work from home

15

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

capabilities. This has resulted in continued revenue growth and visible free cash flows for the company. Zalando, the largest online e-commerce player in Europe, outperformed during the period. The company has used the current environment to accelerate the shift to their online business. As stores have temporarily closed in the traditional retail channel, transaction volumes have moved online, providing a clear pathway for the company to sustain above average sales growth.

Among the top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period were Airbus (Industrials), Safran (Industrials), and lack of exposure to Meituan Dianping (Consumer Discretionary). Shares of Airbus, a France-based commercial aircraft maker, came under pressure as efforts to curb the spread of coronavirus dramatically curtailed airline traffic. Although we believe Airbus is well positioned as the dominant aircraft maker in a duopoly sector, we eliminated the position in the Fund given travel will likely be under pressure in the near term. Safran, a France-based jet engine maker, came under pressure as efforts to curb the spread of coronavirus dramatically curtailed airline traffic. We eliminated the Fund’s position in favor of companies with better fundamentals and balance sheet strength in our view. Not holding Meituan Dianping, a grocery delivery company in China and a constituent of the MSCI ACWI ex USA Growth Index (Net), detracted from relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In terms of our outlook, there remain two looming issues on the horizon, both of which we continue to monitor closely: the evolution of the coronavirus pandemic and the upcoming U.S. elections. The outcomes of both remain highly uncertain, and thus we must prepare for a host of follow-on uncertainties. The possibility of a second wave of coronavirus and developments (positive or negative) in the race for a vaccine are top of mind as we think about the progression of the pandemic. The U.S. presidential election may result in further upheaval in U.S. relations with China, in addition to increased global market volatility. As a result, we think it is likely that we will see an uptick in volatility as we move through the fourth quarter of 2020.

We continue to follow our investment process and rotate capital from companies whose stock prices have performed well to companies where we do not yet see the fundamentals reflected in the share price.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	16.9%
Consumer Discretionary	20.1
Consumer Staples	7.6
Financials	6.1
Health Care	10.5
Industrials	12.7
Information Technology	23.3
Materials	1.9

Total	99.1%

Short-Term Investments	2.1
Other Assets & Liabilities	(1.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

The Hartford International Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	7.48%	4.73%	4.70%
Class A2	1.57%	3.55%	4.11%
Class C1	6.67%	3.95%	3.92%
Class C3	5.67%	3.95%	3.92%
Class I1	7.81%	5.05%	5.04%
Class R3[1]	7.10%	4.43%	4.43%
Class R4[1]	7.45%	4.75%	4.75%
Class R5[1]	7.77%	5.07%	5.07%
Class R6[1]	7.88%	5.17%	5.17%
Class Y1	7.83%	5.15%	5.15%
Class F1	7.89%	5.14%	5.08%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.89%	1.89%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.81%	0.77%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period 10/31/2020.

17

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned 7.48%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -2.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 9.17% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, international equities declined as measured by the MSCI ACWI ex USA Index (Net). In the fourth quarter of 2019, waning recession fears and forecasts for improving global economic growth in 2020 helped to bolster risk sentiment. International equities ended the first quarter of 2020 sharply lower. The coronavirus spread rapidly, causing unprecedented disruptions to financial markets and economies. Most governments took extraordinary measures to limit financial market stress and mitigate the economic fallout. United States (U.S.) President Trump signed a $2 trillion coronavirus relief bill. The European Union (EU) suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. On the monetary front, most global central banks initiated aggressive stimulus measures with large-scale asset purchases and emergency rate cuts.

In the second quarter of 2020, international equity markets surged, as markets were fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. Tensions between the U.S. and China escalated after China’s decision to impose a controversial national security law on Hong Kong invoked a host of retaliatory responses from the U.S. and increased concerns about the city’s future as a global financial center. Oil rebounded in the second quarter of 2020 as demand picked up and the global economy began to recover.

In the third quarter of 2020, markets were bolstered by the impact of the massive fiscal and monetary stimulus, further signs of a recovery in global economic growth, and encouraging progress for coronavirus vaccines. However, the pace of recovery remains threatened by the pandemic. The worldwide coronavirus death toll has eclipsed 1 million, with infections escalating in Europe, the U.S., India, and Latin America. The U.S. faced political uncertainty around its presidential election, and the lack of additional fiscal stimulus suggested further hardship for consumers. Negotiations surrounding the U.K.’s exit from the EU (also known as Brexit) deteriorated after a controversial bill, which could override elements of the Brexit Withdrawal Agreement, passed its first parliamentary hurdle.

At the end of the period, international equities fell for the second straight month as a resurgence of coronavirus cases in the U.S. and Europe and the upcoming U.S. elections were foremost in investors’ minds. The U.S. Food and Drug Administration approved the antiviral drug remdesivir for the treatment of coronavirus, while European countries battled a second wave of infections amid record-high numbers of new cases, most notably in France, Spain, Germany, and the U.K. The Eurozone economy expanded 12.7% in the third quarter, well above forecasts, but growth in the coming months could be challenged by the pandemic. European governments imposed new social-distancing rules in a bid to avoid larger-scale lockdown measures that could hinder the region’s economic recovery. The U.S. dealt with a sharp rise in coronavirus cases; political uncertainty around the upcoming Senate, House of Representatives, and presidential elections; and the lack of additional fiscal stimulus. China’s GDP grew 4.9% year over year in the third quarter of 2020, with a rebound in the services sector helping to broaden the country’s economic recovery.

Within the MSCI ACWI ex USA Index (Net), five of eleven sectors posted positive returns for the twelve months ending October 31, 2020. The Information Technology (+25%), Communication Services (+15%), and Consumer Discretionary (+14%) sectors posted the largest gains over the period, while the Energy (-38%), Real Estate (-20%), and Financials (-20%) sectors posted negative returns.

Security selection contributed positively to the Fund’s relative performance over the period, led by strong selection within the Communication Services, Consumer Discretionary, and Healthcare sectors. Conversely, weak selection within the Energy, Financials, and Materials sectors detracted, partially offsetting the positive results. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative results. The Fund’s relative underweights to the Energy and Financials sectors proved beneficial while an overweight to the Healthcare sector and an underweight to the Materials sector detracted from performance, partially offsetting results.

Tencent (Communication Services), Alibaba Group (Consumer Discretionary), and Cellnex (Communication Services) were among the top contributors to the Fund’s relative performance during the period. Shares of Tencent, the multinational technology conglomerate, rose during the period as the company saw a surge in gaming activity, promoted by stay-at-home mandates. In addition, in the U.S., the Trump administration lost a bid to enforce its prohibitions against Tencent’s WeChat app in the U.S., after appealing a judge’s ruling that the ban most likely violates the free-speech rights of its users. Shares of Alibaba, a Chinese e-commerce, retail, and technology company, rose after the company reported fiscal first-quarter results that beat both revenue and earnings estimates. Some growth stemmed from record sales during a

18

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

June shopping event, as heavy discounting lured shoppers. Shares also benefited from news of the proposed initial public offering (IPO) of the company’s financial subsidiary, Ant Group. Shares of Cellnex, a Spanish telecommunications firm, rose over the period after the company reported first-half earnings results. Core earnings rose 64% and operating income rose 48%. Cellnex acquired Portugal-based NOS Towering and OMTEL, making it the largest mobile phone towers operator in Europe. Zalando (Consumer Discretionary) was a top absolute contributor to performance during the period.

Top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Airbus (Industrials), Compass Group (Consumer Discretionary), and AerCap Holdings (Industrials). Shares of European aerospace corporation Airbus fell over the period as the company’s aircraft deliveries have continued to be impacted during the coronavirus pandemic. The company also announced plans for further furloughs and the possibility of shortening work time, among other possibilities to reduce layoffs. Shares of Compass Group, a British multinational contract foodservice company, declined as the company reported higher costs and withdrew guidance for the year due to the pandemic. In addition, Compass Group shuttered approximately 55% of its operations due to coronavirus lockdowns. We exited the position to redeploy capital to opportunities with more favorable risk/reward profiles in our view. Shares of the Irish aircraft leasing company AerCap fell over the period. The decline in the demand for air travel due to the coronavirus pandemic has put pressure on AerCap’s leasing operations. With this context in mind, we eliminated the position in favor of opportunities with more favorable risk/reward profiles in our view. Banco Santander (Financials) was a top absolute detractor from performance during the period. We exited the position as we found more compelling opportunities to deploy capital.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Markets continued to recover over the third quarter of 2020 as the global economy emerged slowly from the pandemic lockdown. We added to cyclically exposed companies, such as those in the Financials and Commodities sectors, where we believe economic recovery is not fully appreciated by the market. Toward quarter end, volatility resurfaced and the market sold off as some countries foreshadowed a second wave of lockdowns amid the ongoing coronavirus pandemic and U.S. election uncertainty loomed.

We continue to track coronavirus infection trends and global economic recovery – especially shifts in consumption patterns, travel, stimulus, and consumer strength. This unique environment with heightened uncertainty has led us to look for companies with potential to gain market share. We are also monitoring deteriorating U.S.-China relations. We believe China remains an important part of the Fund’s positioning and opportunity set with many compelling bottom-up opportunities, particularly in inefficient markets like China A-shares. Given strong year-to-date outperformance and increasing geopolitical risk, we are focused on keeping aggregate China exposure reasonable and diversified across business models and sectors. To do so, we remain disciplined about right-sizing positions and trimming holdings as they approach our price targets.

We are also focusing attention on travel-related sectors, which we believe were oversold amid travel bans. We are mindful that price-to-earnings ratios for equity markets, particularly for high-growth business models, have continued to rise since the market volatility experienced in the first quarter of 2020 through the end of the period. As of the end of the period, we are finding what we believe to be valuation opportunities across high-quality, cash-generating companies with strong balance sheets. As we believe we have likely seen the top of this market cycle, we are favoring quality companies to promote balance in the Fund.

We expect volatility to persist in the coming months driven by the pandemic, vaccine trials, economic recovery, and geopolitical tensions with China. The range of potential outcomes is wide and predicting the impact on equity markets of any single variable is challenging. Despite near-term uncertainty, across all sectors and geographies we continue to seek to invest in companies with underappreciated assets, improving return on capital and/or stocks that we believe are mispriced by the market due to short-term issues.

At the end of the period, the Fund’s largest overweight positions were in the Information Technology, Industrials, and Healthcare sectors. The Fund had the largest underweights to the Financials and Consumer Staples sectors, and had no exposure to the Energy sector. From a regional perspective, the Fund had the largest overweights to Developed Europe and Middle East ex-UK and the largest underweight to emerging markets at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.6%
Consumer Discretionary	14.8
Consumer Staples	5.9
Financials	11.0
Health Care	14.0
Industrials	16.0
Information Technology	16.5
Materials	5.1
Real Estate	2.7
Utilities	3.4

Total	99.0%
Short-Term Investments	0.4
Other Assets & Liabilities	0.6

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

19

The Hartford International Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-20.24%	0.24%	3.30%
Class A2	-24.63%	-0.89%	2.71%
Class C1	-20.83%	-0.44%	2.59%
Class C3	-21.61%	-0.44%	2.59%
Class I1	-19.98%	0.58%	3.65%
Class R3[1]	-20.48%	-0.07%	3.01%
Class R4[1]	-20.26%	0.25%	3.33%
Class R5[1]	-19.94%	0.56%	3.64%
Class R6[1]	-19.87%	0.66%	3.91%
Class Y1	-19.93%	0.62%	3.90%
Class F1	-19.91%	0.65%	3.69%
MSCI EAFE Value Index (Net)	-18.42%	-1.10%	1.29%
MSCI EAFE Index (Net)	-6.86%	2.85%	3.82%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.20%	1.20%
Class C	1.95%	1.95%
Class I	0.91%	0.91%
Class R3	1.55%	1.55%
Class R4	1.26%	1.26%
Class R5	0.96%	0.96%
Class R6	0.84%	0.84%
Class Y	0.92%	0.90%
Class F	0.84%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

20

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned -20.24%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net), which returned -18.42% for the same period, and the MSCI EAFE Index (Net), which returned -6.86% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the -13.17% average return of the Lipper International Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, international equities declined, as measured by the MSCI ACWI ex USA Index. In the fourth quarter of 2019, waning recession fears and forecasts for improving global economic growth in 2020 helped to bolster risk sentiment. The U.S. canceled tariffs that were scheduled to take effect on December 15, 2019 in an effort to secure a phase one trade deal with China. United States (U.S.) President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020. United Kingdom (U.K.) equities rose after the Conservative Party’s victory in the general election lifted the uncertainty about the country’s departure from the European Union (EU), also known as Brexit, and eliminated concerns about the Labor Party’s plans to nationalize certain parts of the nation’s economy.

International equities ended the first quarter of 2020 sharply lower. The coronavirus spread rapidly, causing unprecedented disruption to financial markets and economies. Most governments took extraordinary measures to limit financial market stress and mitigate the economic fallout. U.S. President Trump signed a $2 trillion coronavirus relief bill. The EU suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. On the monetary front, most global central banks initiated aggressive stimulus measures with large-scale asset purchases and emergency rate cuts.

In the second quarter of 2020, international equity markets surged, as markets were fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. Tensions between the U.S. and China escalated after China’s decision to impose a controversial national security law on Hong Kong invoked a host of retaliatory responses from the U.S. and increased concerns about the city’s future as a global financial center. Oil rebounded in the second quarter of 2020 as demand picked up and the global economy began to recover.

In the third quarter of 2020, markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines. However, the worldwide coronavirus death toll eclipsed 1 million, with infections escalating in Europe, the U.S. and emerging markets. Political uncertainty ahead of the upcoming U.S. presidential election, and the lack of additional fiscal stimulus caused further uncertainty for consumers. Brexit negotiations deteriorated after a controversial bill, which could override elements of the Brexit Withdrawal Agreement, passed its first parliamentary hurdle in the U.K.’s House of Commons.

International equities fell in the final month of the period as a resurgence of global coronavirus cases and the upcoming U.S. elections were foremost in investors’ minds. The Eurozone economy expanded 12.7% in the third quarter of 2020, which was well above forecasts, but growth in the coming months could be challenged by the pandemic. European governments imposed new social-distancing rules in a bid to avoid larger-scale lockdown measures that could hinder the region’s economic recovery. The U.S. dealt with a sharp rise in coronavirus cases, political uncertainty, and the lack of additional fiscal stimulus. China’s gross domestic product (GDP) grew 4.9% year-over-year in the third quarter of 2020, with a rebound in the services sector helping to broaden the country’s economic recovery.

All eleven sectors in the MSCI EAFE Value Index (Net) declined during the period. The Energy (-50%), Financials (-26%), and Real Estate (-24%) sectors fell the most during the period.

The primary driver of the Fund’s underperformance relative to the MSCI EAFE Value Index (Net) over the period was weak sector allocation, a result of bottom-up stock selection decisions, driven by the Fund’s overweight to the Energy sector, and an underweight to the Utilities and Healthcare sectors, relative to the benchmark. Security selection also detracted from relative performance, however, selection in the Consumer Discretionary, Industrials, and Communication Services sectors contributed positively. On a regional basis, security selection in Europe ex-UK and Japan detracted the most from relative returns. The Fund’s overweight to North America and underweight to the U.K., relative to the MSCI EAFE Value Index (Net), contributed positively to relative returns during the period.

The largest detractors from performance relative to the MSCI EAFE Value Index (Net) over the period were Softbank (Communication Services), Schneider Electric (Industrials), and Sanofi (Healthcare). The share price of Softbank, a Japanese holding company of internet, telecom, and mobile companies, rose after the company reported share repurchases. The Fund did not have a position in this stock, which detracted from relative returns. Schneider Electric, a France-based

21

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Energy management and industrial automation company, outperformed over the period and the Fund did not have a position in the stock, and this detracted from relative performance. Not holding Sanofi, a French pharmaceutical company, also detracted from the Fund’s relative performance.

Over the period, HSBC (Financials), Barrick Gold (Materials), and Z Holdings (Communication Services) were the top contributors to the Fund’s performance relative to the MSCI EAFE Value Index (Net). HSBC, a U.K.-based financial services provider, faced challenges in a lower interest rate environment. We eliminated the position in the Fund in the first quarter of 2020, as shares held up relatively well and reinvested the proceeds in equity securities of other banks that have fallen more and have stronger balance sheets in our view. HSBC has since underperformed and not owning the stock helped relative performance. Shares of Barrick Gold, a Canada-based gold miner, rose during the period benefiting from a steady rise of gold prices. Z holdings, a Japanese internet company, benefited from an increase in e-commerce and search.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We continue to focus on opportunities which fit into our framework of looking for stocks with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside. At the end of the period, the Information Technology and Communication Services sectors were the Fund’s largest overweight exposures, while the Utilities and Healthcare sectors were the Fund’s largest underweight exposures relative to the MSCI EAFE Value Index (Net). On a regional basis, the Fund ended the period with the largest overweights to emerging markets and Japan and the largest underweights to Europe and Developed Asia ex Japan, relative to the MSCI EAFE Value Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.1%
Consumer Discretionary	13.4
Consumer Staples	1.8
Energy	8.8
Financials	22.3
Health Care	2.3
Industrials	14.6
Information Technology	7.2
Materials	11.5
Real Estate	1.8
Utilities	1.4

Total	96.2%

Short-Term Investments	2.2
Other Assets & Liabilities	1.6

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

22

Hartford International/Global Equity Funds

Benchmark Glossary (Unaudited)

MSCI All Country World (ACWI) ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.

MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI All Country World (ACWI) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

MSCI Global Environment Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to maximize its exposure to Clean Technology environmental themes. The MSCI Global Environment Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources.

23

Hartford International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
Hartford Climate Opportunities Fund

Class A	$1,000.00	$1,327.60	$6.38	$1,000.00	$1,019.66	$5.53	1.09%
Class C	$1,000.00	$1,323.50	$11.33	$1,000.00	$1,015.38	$9.83	1.94%
Class I	$1,000.00	$1,329.60	$4.80	$1,000.00	$1,021.01	$4.17	0.82%
Class R3	$1,000.00	$1,328.50	$5.97	$1,000.00	$1,020.01	$5.18	1.02%
Class R4	$1,000.00	$1,328.20	$5.74	$1,000.00	$1,020.21	$4.98	0.98%
Class R5	$1,000.00	$1,329.50	$4.98	$1,000.00	$1,020.86	$4.32	0.85%
Class R6	$1,000.00	$1,330.90	$4.04	$1,000.00	$1,021.67	$3.51	0.69%
Class Y	$1,000.00	$1,331.00	$4.69	$1,000.00	$1,021.12	$4.06	0.80%
Class F	$1,000.00	$1,330.30	$4.04	$1,000.00	$1,021.67	$3.51	0.69%

Hartford Emerging Markets Equity Fund

Class A	$1,000.00	$1,190.50	$7.71	$1,000.00	$1,018.10	$7.10	1.40%
Class C	$1,000.00	$1,185.60	$12.09	$1,000.00	$1,014.08	$11.14	2.20%
Class I	$1,000.00	$1,192.60	$5.90	$1,000.00	$1,019.76	$5.43	1.07%
Class R3	$1,000.00	$1,188.70	$9.57	$1,000.00	$1,016.39	$8.82	1.74%
Class R4	$1,000.00	$1,191.00	$7.66	$1,000.00	$1,018.15	$7.05	1.39%
Class R5	$1,000.00	$1,192.10	$6.01	$1,000.00	$1,019.66	$5.53	1.09%
Class R6	$1,000.00	$1,193.70	$5.40	$1,000.00	$1,020.21	$4.98	0.98%
Class Y	$1,000.00	$1,192.90	$5.95	$1,000.00	$1,019.71	$5.48	1.08%
Class F	$1,000.00	$1,192.10	$5.40	$1,000.00	$1,020.21	$4.98	0.98%

24

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
Hartford Global Impact Fund

Class A	$1,000.00	$1,291.30	$6.85	$1,000.00	$1,019.15	$6.04	1.19%
Class C	$1,000.00	$1,287.00	$11.10	$1,000.00	$1,015.43	$9.78	1.93%
Class I	$1,000.00	$1,293.20	$4.55	$1,000.00	$1,021.17	$4.01	0.79%
Class R3	$1,000.00	$1,289.90	$8.12	$1,000.00	$1,018.05	$7.15	1.41%
Class R4	$1,000.00	$1,291.90	$6.39	$1,000.00	$1,019.56	$5.63	1.11%
Class R5	$1,000.00	$1,293.50	$4.67	$1,000.00	$1,021.06	$4.12	0.81%
Class R6	$1,000.00	$1,294.50	$3.98	$1,000.00	$1,021.67	$3.51	0.69%
Class Y	$1,000.00	$1,296.60	$2.54	$1,000.00	$1,022.93	$2.24	0.44%
Class F	$1,000.00	$1,294.50	$3.98	$1,000.00	$1,021.67	$3.51	0.69%

Hartford International Equity Fund

Class A	$1,000.00	$1,137.80	$5.32	$1,000.00	$1,020.16	$5.03	0.99%
Class C	$1,000.00	$1,133.00	$9.38	$1,000.00	$1,016.34	$8.87	1.75%
Class I	$1,000.00	$1,139.40	$3.39	$1,000.00	$1,021.97	$3.20	0.63%
Class R3	$1,000.00	$1,136.50	$6.55	$1,000.00	$1,019.00	$6.19	1.22%
Class R4	$1,000.00	$1,137.50	$5.27	$1,000.00	$1,020.21	$4.98	0.98%
Class R5	$1,000.00	$1,140.20	$3.71	$1,000.00	$1,021.67	$3.51	0.69%
Class R6	$1,000.00	$1,139.90	$3.01	$1,000.00	$1,022.32	$2.85	0.56%
Class Y	$1,000.00	$1,140.70	$3.61	$1,000.00	$1,021.77	$3.40	0.67%
Class F	$1,000.00	$1,141.00	$2.96	$1,000.00	$1,022.37	$2.80	0.55%

The Hartford International Growth Fund

Class A	$1,000.00	$1,208.70	$7.22	$1,000.00	$1,018.60	$6.60	1.30%
Class C	$1,000.00	$1,204.10	$11.36	$1,000.00	$1,014.83	$10.38	2.05%
Class I	$1,000.00	$1,210.80	$5.17	$1,000.00	$1,020.46	$4.72	0.93%
Class R3	$1,000.00	$1,206.40	$8.71	$1,000.00	$1,017.24	$7.96	1.57%
Class R4	$1,000.00	$1,208.90	$7.00	$1,000.00	$1,018.80	$6.39	1.26%
Class R5	$1,000.00	$1,210.60	$5.33	$1,000.00	$1,020.31	$4.88	0.96%
Class R6	$1,000.00	$1,210.80	$4.72	$1,000.00	$1,020.86	$4.32	0.85%
Class Y	$1,000.00	$1,210.70	$5.28	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,211.20	$4.72	$1,000.00	$1,020.86	$4.32	0.85%

The Hartford International Opportunities Fund

Class A	$1,000.00	$1,219.60	$6.25	$1,000.00	$1,019.51	$5.69	1.12%
Class C	$1,000.00	$1,214.50	$10.47	$1,000.00	$1,015.69	$9.53	1.88%
Class I	$1,000.00	$1,221.10	$4.35	$1,000.00	$1,021.22	$3.96	0.78%
Class R3	$1,000.00	$1,217.10	$8.03	$1,000.00	$1,017.90	$7.30	1.44%
Class R4	$1,000.00	$1,219.60	$6.08	$1,000.00	$1,019.66	$5.53	1.09%
Class R5	$1,000.00	$1,221.30	$4.52	$1,000.00	$1,021.06	$4.12	0.81%
Class R6	$1,000.00	$1,222.10	$3.97	$1,000.00	$1,021.57	$3.61	0.71%
Class Y	$1,000.00	$1,221.30	$4.30	$1,000.00	$1,021.27	$3.91	0.77%
Class F	$1,000.00	$1,221.80	$3.91	$1,000.00	$1,021.62	$3.56	0.70%

The Hartford International Value Fund

Class A	$1,000.00	$1,068.20	$6.50	$1,000.00	$1,018.85	$6.34	1.25%
Class C	$1,000.00	$1,064.10	$10.33	$1,000.00	$1,015.13	$10.08	1.99%
Class I	$1,000.00	$1,069.40	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class R3	$1,000.00	$1,066.70	$8.31	$1,000.00	$1,017.09	$8.11	1.60%
Class R4	$1,000.00	$1,067.90	$6.91	$1,000.00	$1,018.45	$6.75	1.33%
Class R5	$1,000.00	$1,070.20	$5.05	$1,000.00	$1,020.26	$4.93	0.97%
Class R6	$1,000.00	$1,070.60	$4.58	$1,000.00	$1,020.71	$4.47	0.88%
Class Y	$1,000.00	$1,069.70	$4.94	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,070.40	$4.58	$1,000.00	$1,020.71	$4.47	0.88%

25

Hartford Climate Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6%
	Austria - 0.4%
2,883	Lenzing AG*	$201,810

	Belgium - 0.6%
8,315	Umicore S.A.	320,554

	Brazil - 0.9%
124,340	Cia de Saneamento do Parana	513,357

	Chile - 0.6%
23,942	Antofagasta plc	319,247

	China - 4.0%
2,998,000	China Datang Corp. Renewable Power Co., Ltd. Class H	438,139
1,083,500	China Everbright Environment Group Ltd.	546,642
1,568,229	China Longyuan Power Group Corp. Ltd. Class H	1,074,880
2,106	JinkoSolar Holding Co., Ltd. ADR*(1)	122,780
4,700	XPeng, Inc. ADR*	91,086

		2,273,527

	Denmark - 5.5%
2,282	Orsted A/S(2)	362,186
1,729	Rockwool International A/S Class B	676,761
11,959	Vestas Wind Systems A/S	2,051,734

		3,090,681

	France - 3.6%
6,641	Alstom S.A.*	296,716
19,666	Cie de Saint-Gobain*	766,060
4,798	Legrand S.A.	355,144
4,879	Schneider Electric SE	592,830

		2,010,750

	Germany - 4.8%
6,168	Bayerische Motoren Werke AG	421,513
17,878	Infineon Technologies AG	497,745
3,067	Knorr-Bremse AG	355,162
2,537	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	594,615
7,145	Siemens AG	838,223

		2,707,258

	Ireland - 1.8%
4,270	Kingspan Group plc*	372,233
4,683	Trane Technologies plc	621,668

		993,901

	Israel - 0.3%
771	SolarEdge Technologies, Inc.*	198,679

	Italy - 1.6%
58,252	Enel S.p.A.	463,132
15,437	Prysmian S.p.A.	420,078

		883,210

	Japan - 8.9%
2,600	Daifuku Co., Ltd.	268,106
5,760	Daikin Industries Ltd.	1,077,887
23,165	Fujitsu General Ltd.	642,972
600	Keyence Corp.	272,294
15,100	Kubota Corp.	262,409
22,935	Kyudenko Corp.	625,925
13,900	Nabtesco Corp.	519,279
1,500	Nidec Corp.	151,503
28,645	Sekisui Chemical Co., Ltd.	446,527
2,000	Shimano, Inc.	457,431
17,800	Sumitomo Forestry Co., Ltd.	280,396

		5,004,729

	Netherlands - 2.1%
9,567	Aalberts N.V.	320,964

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	Netherlands - 2.1% - (continued)
4,492	Alfen Beheer B.V.*(2)	$287,066
25,131	Arcadis N.V.*	583,969

		1,191,999

	Norway - 0.9%
74,593	NEL ASA*	142,769
47,036	Norsk Hydro ASA*	132,188
6,084	Tomra Systems ASA	245,713

		520,670

	South Korea - 1.9%
8,354	Samsung Electronics Co., Ltd.	419,919
1,603	Samsung SDI Co., Ltd.	631,480

		1,051,399

	Spain - 4.5%
28,294	Atlantica Sustainable Infrastructure plc	834,390
58,711	Iberdrola S.A.	693,235
30,155	Siemens Gamesa Renewable Energy S.A.	855,777
23,596	Soltec Power Holdings S.A.*	147,848

		2,531,250

	Sweden - 1.9%
12,249	Hexagon AB Class B*	897,817
6,937	Nibe Industrier AB Class B*	167,035

		1,064,852

	Switzerland - 1.2%
13,840	ABB Ltd.	335,828
5,124	Swiss Re AG	367,701

		703,529

	Taiwan - 1.0%
85,000	Chroma ATE, Inc.	404,985
17,000	Giant Manufacturing Co., Ltd.	167,941

		572,926

	United Kingdom - 5.1%
3,898	Croda International plc	304,664
41,830	ITM Power plc*	125,237
222	ITM Power plc	—
80,491	National Grid plc	957,479
134,890	Smart Metering Systems plc	1,015,297
10,188	Spectris plc	326,987
41,026	Trainline plc*(2)	146,266

		2,875,930

	United States - 43.0%
544	Alphabet, Inc. Class A*	879,164
327	Amazon.com, Inc.*	992,821
6,200	Aptiv plc	598,238
2,918	Array Technologies, Inc.*	107,528
6,607	Aspen Technology, Inc.*	725,515
17,219	Avangrid, Inc.	849,585
4,346	Ball Corp.	386,794
1,916	Beyond Meat, Inc.*	272,896
6,870	Cognex Corp.	452,733
4,708	Cree, Inc.*	299,429
4,110	Danaher Corp.	943,409
5,009	Deere & Co.	1,131,583
4,201	Eaton Corp. plc	436,022
1,333	Ecolab, Inc.	244,725
9,288	Eversource Energy	810,564
16,158	First Solar, Inc.*	1,406,473
7,305	FMC Corp.	750,516
33,799	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,414,488
3,445	Hubbell, Inc.	501,282

The accompanying notes are an integral part of these financial statements.

26

Hartford Climate Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	United States - 43.0% - (continued)
2,083	IPG Photonics Corp.*	$387,355
7,847	Itron, Inc.*	533,204
1,961	Kansas City Southern	345,411
11,415	Kroger Co.	367,677
2,784	Lindsay Corp.	293,155
3,467	Lowe’s Cos., Inc.	548,133
1,676	Microsoft Corp.	339,340
2,385	Moody’s Corp.	627,016
7,776	NextEra Energy, Inc.	569,281
6,636	Owens Corning	434,459
1,215	S&P Global, Inc.	392,117
18,236	Skyline Champion Corp.*	467,753
28,372	Sunnova Energy International, Inc.*	682,630
937	Tesla, Inc.*	363,593
4,525	Texas Instruments, Inc.	654,270
15,911	TPI Composites, Inc.*	526,972
11,919	Trimble, Inc.*	573,661
2,566	Union Pacific Corp.	454,670
3,470	Verisk Analytics, Inc.	617,556
4,583	Waste Management, Inc.	494,552
28,340	Weyerhaeuser Co., REIT	773,399
5,857	Xylem, Inc.	510,379

		24,160,348

	Total Common Stocks (cost $43,641,065)	$53,190,606

SHORT-TERM INVESTMENTS - 4.4%
	Other Investment Pools & Funds - 2.3%
1,288,002	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(3)	$1,288,002

	Repurchase Agreements - 1.9%
1,038,726	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,038,731; collateralized by U.S. Treasury Note at 0.125%, maturing 01/15/2030, with a market value of $1,059,527	1,038,726

	Securities Lending Collateral - 0.2%
123,217	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	123,217
124	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	124

		123,341

	Total Short-Term Investments (cost $2,450,069)	$2,450,069

Total Investments (cost $46,091,134)	99.0%	$55,640,675
Other Assets and Liabilities	1.0%	584,988

Total Net Assets	100.0%	$56,225,663

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $795,518, representing 1.4% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Austria	$201,810	$—	$201,810	$—
Belgium	320,554	—	320,554	—
Brazil	513,357	513,357	—	—
Chile	319,247	—	319,247	—

The accompanying notes are an integral part of these financial statements.

27

Hartford Climate Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
China	$2,273,527	$213,866	$2,059,661	$—
Denmark	3,090,681	362,186	2,728,495	—
France	2,010,750	—	2,010,750	—
Germany	2,707,258	355,162	2,352,096	—
Ireland	993,901	993,901	—	—
Israel	198,679	198,679	—	—
Italy	883,210	—	883,210	—
Japan	5,004,729	—	5,004,729	—
Netherlands	1,191,999	—	1,191,999	—
Norway	520,670	—	520,670	—
South Korea	1,051,399	—	1,051,399	—
Spain	2,531,250	982,238	1,549,012	—
Sweden	1,064,852	—	1,064,852	—
Switzerland	703,529	—	703,529	—
Taiwan	572,926	—	572,926	—
United Kingdom	2,875,930	1,015,297	1,860,633	—
United States	24,160,348	24,160,348	—	—
Short-Term Investments	2,450,069	1,411,343	1,038,726	—

Total	$55,640,675	$30,206,377	$25,434,298	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

28

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Brazil - 3.1%
71,900	Centrais Eletricas Brasileiras S.A.	$389,201
17,000	Cia de Saneamento de Minas Gerais-COPASA	126,805
134,600	Cia Energetica de Sao Paulo Class B,	625,856
101,300	Cia Siderurgica Nacional S.A.	362,621
164,400	Even Construtora e Incorporadora S.A.	295,395
288,324	JBS S.A.	977,335
206,100	Marfrig Global Foods S.A.*	494,601
109,400	Minerva S.A.*	190,088
121,000	Sao Martinho S.A.	443,896
95,300	SLC Agricola S.A.	424,685
373,100	Vale S.A.	3,937,156
248,300	WEG S.A.	3,281,414

		11,549,053

	China - 39.3%
6,013,131	Agricultural Bank of China Ltd. Class H	2,045,765
89,347	Alibaba Group Holding Ltd. ADR*	27,223,137
440,821	Anhui Conch Cement Co., Ltd. Class H	2,757,551
345,000	BAIC Motor Corp. Ltd. Class H(1)	127,592
34,209	Baidu, Inc. ADR*	4,551,507
17,425,205	Bank of China Ltd. Class H	5,503,944
2,672,224	Bank of Communications Co., Ltd. Class H	1,314,688
35,250	Beijing Chunlizhengda Medical Instruments Co., Ltd. Class H	146,385
16,500	BGI Genomics Co., Ltd. Class A	368,369
38,000	BYD Co., Ltd. Class H	768,162
2,066,345	China Cinda Asset Management Co., Ltd. Class H	387,638
3,735,137	China CITIC Bank Corp. Ltd. Class H	1,520,227
2,521,102	China Construction Bank Corp. Class H	1,737,324
325,000	China Everbright Bank Co., Ltd. Class H	112,629
435,000	China Feihe Ltd.(1)	989,727
502,800	China International Capital Corp. Ltd. Class H*(1)	1,174,836
320,000	China Lesso Group Holdings Ltd. Class L	518,792
194,000	China Life Insurance Co., Ltd. Class H	423,293
918,000	China Medical System Holdings Ltd.	965,349
196,000	China Meidong Auto Holdings Ltd.	802,614
2,670,000	China Minsheng Banking Corp. Ltd. Class H	1,461,259
2,087,112	China National Building Material Co., Ltd. Class H	2,402,394
2,119,500	China Railway Group Ltd. Class A	1,702,083
1,161,000	China Shenhua Energy Co., Ltd. Class H	2,011,595
3,796,000	China Telecom Corp. Ltd. Class H	1,191,600
83,734	China Tourism Group Duty Free Corp. Ltd. Class A	2,496,188
415,500	CITIC Securities Co., Ltd. Class H	900,887
2,551,000	CNOOC Ltd.	2,334,052
775,500	COSCO Holdings Co., Ltd. Class H*	496,231
484,000	COSCO SHIPPING Energy Transportation Co Ltd., Ltd. Class H	190,921
777,000	Country Garden Services Holdings Co., Ltd.	4,893,311
412,500	CSC Financial Co., Ltd. Class H(1)(2)	500,207
769,677	Daqin Railway Co., Ltd. Class A	737,196
160,600	Focus Media Information Technology Co., Ltd. Class A	224,606
16,702	Futu Holdings Ltd. ADR*(2)	496,550
17,798	G-bits Network Technology Xiamen Co., Ltd. Class A	1,255,795
328,200	GF Securities Co., Ltd.	424,392
730,000	Great Wall Motor Co., Ltd. Class H	1,181,921
8,935	GSX Techedu, Inc. ADR*(2)	593,463
28,200	Guangzhou Wondfo Biotech Co., Ltd. Class A	320,990
1,282,016	Haitong Securities Co., Ltd. Class H*	1,086,057
142,400	Heilongjiang Agriculture Co., Ltd. Class A	370,752
399,730	Henan Shuanghui Investment & Development Co., Ltd. Class A	2,988,101
258,800	Huatai Securities Co., Ltd. Class H(1)	419,155
99,171	Huaxin Cement Co., Ltd. Class A	359,447
2,220,500	Hunan Valin Steel Co., Ltd. Class A	1,686,068
885,446	Industrial & Commercial Bank of China Ltd. Class H	502,813

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	China - 39.3% - (continued)
9,370	JD.com, Inc. ADR*	$763,842
50,900	Jiangsu Hengli Hydraulic Co., Ltd. Class A	576,210
103,800	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	479,224
796,100	Jinke Properties Group Co., Ltd. Class A	923,793
5,070	JOYY, Inc.	463,297
441,000	Kaisa Group Holdings Ltd.	205,683
676,000	KWG Group Holdings Ltd.	896,437
100,250	KWG Living Group Holdings Ltd.*	78,622
2,496,000	Lenovo Group Ltd.	1,567,172
90,802	LONGi Green Energy Technology Co., Ltd. Class A	1,032,413
31,500	Mango Excellent Media Co., Ltd. Class A	349,608
227,000	Meituan Dianping Class B*	8,462,369
21,090	Muyuan Foodstuff Co., Ltd. Class A	223,662
325,829	New China Life Insurance Co., Ltd. Class H	1,302,291
34,822	NIO, Inc. ADR*	1,064,857
6,721,098	People’s Insurance Co., Group of China Ltd. Class H	1,999,915
19,068	Pinduoduo, Inc. ADR*	1,715,739
48,000	Q Technology Group Co., Ltd.	53,048
529,441	Sany Heavy Industry Co., Ltd. Class A	2,057,498
285,250	Shandong Gold Mining Co., Ltd. Class H(1)	675,670
14,700	Shanxi Xinghuacun Fen Wine Factory Co., Ltd. Class A	494,651
587,249	Sinotruk Hong Kong Ltd.	1,502,096
59,883	Suofeiya Home Collection Co., Ltd. Class A	252,800
31,993	TAL Education Group ADR*	2,126,255
261,780	Tencent Holdings Ltd.	20,001,460
346,758	Tianneng Power International Ltd.(2)	564,926
146,000	Tsingtao Brewery Co., Ltd. Class H	1,209,780
85,814	Vipshop Holdings Ltd. ADR*	1,836,420
300,666	Weichai Power Co., Ltd. Class H	570,148
65,500	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. Class A	290,361
272,000	Yadea Group Holdings Ltd.(1)	389,459
128,000	Yihai International Holding Ltd.	1,700,361
316,500	Zhongsheng Group Holdings Ltd.	2,256,722
192,400	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	169,873

		144,924,225

	Greece - 0.1%
30,205	Hellenic Telecommunications Organization S.A.	400,570

	Hong Kong - 4.9%
156,000	China Everbright Ltd.	206,402
1,117,000	China Mobile Ltd.	6,832,175
1,075,499	China Resources Cement Holdings Ltd.	1,408,290
6,117,769	China Unicom Hong Kong Ltd.	3,770,928
3,178,471	CITIC Ltd.	2,272,410
298,000	Ever Sunshine Lifestyle Services Group Ltd.	515,289
524,500	Shimao Group Holdings Ltd.	1,857,943
514,000	TCL Electronics Holdings Ltd.	349,144
203,000	Vinda International Holdings Ltd.	538,711
1,168,302	Yuexiu Property Co., Ltd.	226,827

		17,978,119

	India - 7.3%
48,856	Aurobindo Pharma Ltd.	509,147
81,930	Balkrishna Industries Ltd.	1,486,817
6,149	Britannia Industries Ltd.	287,976
52,531	Central Depository Services India Ltd.	342,323
242,583	Cipla Ltd.	2,468,306
3,960	Dixon Technologies India Ltd.	497,240
27,903	Dr Reddy’s Laboratories Ltd.	1,838,023
42,480	Escorts Ltd.	687,760
479,316	HCL Technologies Ltd.	5,453,468
253,976	Indiabulls Housing Finance Ltd.	479,382

The accompanying notes are an integral part of these financial statements.

29

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	India - 7.3% - (continued)
274,283	Infosys Ltd.	$3,929,691
14,364	Ipca Laboratories Ltd.	448,198
25,794	Mahanagar Gas Ltd.	283,561
223,008	Manappuram Finance Ltd.	467,218
34,726	Multi Commodity Exchange of India Ltd.	796,923
113,529	Muthoot Finance Ltd.	1,884,900
1,058,180	Oil & Natural Gas Corp. Ltd.	926,450
793,808	Power Finance Corp. Ltd.	932,567
20,344	Reliance Industries Ltd.	564,033
657,749	Steel Authority of India Ltd.*	305,648
40,998	Strides Pharma Science Ltd.	381,629
211,860	Sun TV Network Ltd.	1,205,656
168,359	Vedanta Ltd.	217,778
7,952	WNS Holdings Ltd. ADR*	458,353

		26,853,047

	Indonesia - 0.4%
3,574,200	Adaro Energy Tbk PT	270,937
80,150	Gudang Garam Tbk PT*	223,218
1,400,000	Indofood Sukses Makmur Tbk PT	663,191
324,100	United Tractors Tbk PT	463,039

		1,620,385

	Malaysia - 1.6%
392,000	Hartalega Holdings Bhd	1,700,431
664,800	Kossan Rubber Industries	1,201,195
282,107	RHB Bank Bhd	287,118
1,290,000	Top Glove Corp. Bhd	2,660,653

		5,849,397

	Mexico - 1.4%
1,304,412	Fibra Uno Administracion S.A. de C.V. REIT	991,922
184,845	Gruma S.A.B. de C.V. Class B	1,972,848
301,300	Grupo Bimbo S.A.B. de C.V. Class A	582,387
565,000	Grupo Mexico S.A.B. de C.V. Class B	1,610,975

		5,158,132

	Pakistan - 0.2%
1,062,822	Oil & Gas Development Co., Ltd.	626,729

	Poland - 1.2%
28,451	CD Projekt S.A.*	2,415,811
27,167	Grupa Lotos S.A.	191,600
64,089	KGHM Polska Miedz S.A.*	1,917,676
26,272	Orange Polska S.A.*	40,384

		4,565,471

	Qatar - 0.7%
1,234,504	Barwa Real Estate Co.	1,130,688
243,334	Commercial Bank QSC	285,181
239,212	Ooredoo QPSC	434,123
54,186	Qatar Electricity & Water Co. QSC	248,024
1,416,569	United Development Co. QSC	574,903

		2,672,919

	Russia - 2.8%
146,312	MMC Norilsk Nickel PJSC ADR	3,487,258
442,500	Sberbank of Russia PJSC ADR	4,469,880
292,400	Surgutneftegas PJSC ADR	1,200,992
1,401,618	VTB Bank PJSC GDR	1,089,350

		10,247,480

	South Africa - 3.5%
86,711	African Rainbow Minerals Ltd.	1,219,649
15,268	Anglo American Platinum Ltd.	1,010,970
173,987	Clicks Group Ltd.	2,522,604
74,394	Exxaro Resources Ltd.	501,869
41,577	Impala Platinum Holdings Ltd.	370,049

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	South Africa - 3.5% - (continued)
317,241	Investec Ltd.	$584,130
37,221	Kumba Iron Ore Ltd.	1,105,069
359,304	MTN Group Ltd.	1,282,899
9,192	Naspers Ltd. Class N	1,794,530
214,515	Shoprite Holdings Ltd.	1,699,247
246,021	Sibanye Stillwater Ltd.	725,447

		12,816,463

	South Korea - 12.4%
137,511	BNK Financial Group, Inc.	671,745
2,954	Daelim Industrial Co., Ltd.	204,166
30,129	DB HiTek Co., Ltd.	855,434
197,663	DGB Financial Group, Inc.	1,085,466
15,361	E-Mart, Inc.	1,933,918
33,057	Hana Financial Group, Inc.	892,951
10,994	Hyundai Mobis Co., Ltd.	2,202,797
6,756	Hyundai Motor Co.	988,916
47,359	Industrial Bank of Korea	343,855
9,276	Kakao Corp.	2,704,798
96,083	KB Financial Group, Inc.	3,436,868
118,640	Kia Motors Corp.	5,320,902
65,000	KT Corp.	1,269,474
82,069	KT Corp. ADR	789,504
2,719	LG Chem Ltd.	1,482,619
13,844	LG Electronics, Inc.	1,029,155
1,991	LG Innotek Co., Ltd.	269,913
43,097	Mirae Asset Daewoo Co., Ltd.	321,090
13,416	NAVER Corp.	3,432,764
4,328	Orion Corp/Republic of Korea	414,703
262,351	Samsung Electronics Co., Ltd.	13,187,233
2,094	Seegene, Inc.	479,548
76,150	Shinhan Financial Group Co., Ltd.	2,066,122
48,977	Woori Financial Group, Inc.	386,703

		45,770,644

	Taiwan - 14.3%
340,000	Acer, Inc.	284,146
863,000	Cathay Financial Holding Co., Ltd.	1,159,642
456,000	E Ink Holdings, Inc.	612,317
349,000	Elan Microelectronics Corp.	1,648,581
1,017,000	Evergreen Marine Corp. Taiwan Ltd.*	672,865
108,000	Foxsemicon Integrated Technology, Inc.	655,455
3,322,000	Fubon Financial Holding Co., Ltd.	4,732,371
58,000	Giant Manufacturing Co., Ltd.	572,974
1,890,000	Hon Hai Precision Industry Co., Ltd.	5,125,926
342,000	Kuoyang Construction Co., Ltd.	282,437
265,086	Lite-On Technology Corp.	431,803
149,000	Makalot Industrial Co., Ltd.	987,672
162,959	MediaTek, Inc.	3,873,578
98,000	Merida Industry Co., Ltd.	955,450
229,000	Micro-Star International Co., Ltd.	923,079
23,000	momo.com, Inc.	550,422
105,000	Nien Made Enterprise Co., Ltd.	1,183,783
57,000	Novatek Microelectronics Corp.	532,673
472,000	Pegatron Corp.	1,017,173
36,000	Phison Electronics Corp.	374,741
1,054,000	Quanta Computer, Inc.	2,659,517
353,919	Radiant Opto-Electronics Corp.	1,394,446
533,000	Shin Kong Financial Holding Co., Ltd.	148,464
165,000	Sino-American Silicon Products, Inc.	576,453
1,051,176	Taiwan Semiconductor Manufacturing Co., Ltd.	15,903,950
79,000	Tripod Technology Corp.	314,158
334,000	TXC Corp.	900,819
3,651,724	United Microelectronics Corp.	3,924,693
567,000	Wistron Corp.	566,853

		52,966,441

The accompanying notes are an integral part of these financial statements.

30

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Thailand - 2.8%
402,400	Bangkok Bank PCL	$1,250,720
1,316,400	Charoen Pokphand Foods PCL	1,066,467
867,100	Com7 PCL	1,140,647
353,200	Hana Microelectronics PCL	509,954
697,400	Kasikornbank PCL	1,679,597
4,223,871	Krung Thai Bank PCL	1,172,262
1,258,500	Polyplex Thailand PCL	973,124
2,047,500	Thai Union Group PCL Class F	998,540
277,000	Thai Vegetable Oil PCL	302,174
858,500	Thanachart Capital PCL	757,480
11,716,100	TMB Bank PCL	304,485

		10,155,450

	Turkey - 0.7%
92,388	BIM Birlesik Magazalar A.S.	730,463
165,554	Migros Ticaret AS*(2)	740,098
165,953	Turkcell Iletisim Hizmetleri AS	287,363
683,894	Turkiye Halk Bankasi AS*(2)	383,846
892,248	Turkiye Is Bankasi AS Class C*	545,319

		2,687,089

	United Arab Emirates - 0.6%
641,759	Emaar Properties PJSC*	459,890
730,078	Emirates NBD Bank PJSC	1,871,272

		2,331,162

	Total Common Stocks (cost $317,537,062)	$359,172,776

PREFERRED STOCKS - 1.5%
	Brazil - 1.5%
166,700	Cia de Transmissao de Energia Eletrica Paulista	683,017
92,900	Cia Paranaense de Energia	999,922
81,400	Gerdau S.A.	309,402
1,112,000	Petroleo Brasileiro S.A.	3,670,524

		5,662,865

	Total Preferred Stocks (cost $7,282,288)	$5,662,865

	Total Long-Term Investments (cost $324,819,350)	$364,835,641

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 0.4%
1,582,748	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,582,756; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $1,614,480	$1,582,748

	Securities Lending Collateral - 0.7%
2,426,808	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	2,426,808
2,449	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	2,449

		2,429,257

	Total Short-Term Investments (cost $4,012,005)	$4,012,005

Total Investments (cost $328,831,355)	99.9%	$368,847,646
Other Assets and Liabilities	0.1%	408,883

Total Net Assets	100.0%	$369,256,529

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $4,276,646, representing 1.2% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	35	12/18/2020	$1,928,325	$53,073

Total futures contracts				$53,073

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

31

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$11,549,053	$11,549,053	$—	$—
China	144,924,225	40,913,689	104,010,536	—
Greece	400,570	—	400,570	—
Hong Kong	17,978,119	—	17,978,119	—
India	26,853,047	458,353	26,394,694	—
Indonesia	1,620,385	—	1,620,385	—
Malaysia	5,849,397	—	5,849,397	—
Mexico	5,158,132	5,158,132	—	—
Pakistan	626,729	—	626,729	—
Poland	4,565,471	—	4,565,471	—
Qatar	2,672,919	—	2,672,919	—
Russia	10,247,480	—	10,247,480	—
South Africa	12,816,463	4,221,851	8,594,612	—
South Korea	45,770,644	789,504	44,981,140	—
Taiwan	52,966,441	—	52,966,441	—
Thailand	10,155,450	7,225,133	2,930,317	—
Turkey	2,687,089	740,098	1,946,991	—
United Arab Emirates	2,331,162	—	2,331,162	—
Preferred Stocks	5,662,865	5,662,865	—	—
Short-Term Investments	4,012,005	2,429,257	1,582,748	—
Futures Contracts(2)	53,073	53,073	—	—

Total	$368,900,719	$79,201,008	$289,699,711	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

32

Hartford Global Impact Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2%
	Australia - 1.6%
87,694	SEEK Ltd.	$1,327,299

	Bangladesh - 1.0%
217,032	GrameenPhone Ltd.	844,312

	Brazil - 3.7%
59,100	Hapvida Participacoes e Investimentos S.A.(1)	663,001
12,454	Pagseguro Digital Ltd. Class A*	455,941
26,126	StoneCo Ltd. Class A*	1,372,660
160,800	YDUQS Part	642,309

		3,133,911

	Canada - 1.9%
29,600	Brookfield Renewable Partners L.P.	1,604,083

	China - 1.6%
34,700	Hangzhou Tigermed Consulting Co., Ltd. Class H*(1)	557,259
29,018	Niu Technologies ADR*	762,303

		1,319,562

	Denmark - 1.4%
6,826	Vestas Wind Systems A/S	1,171,096

	France - 4.1%
31,120	Nexity S.A.	873,478
16,796	Schneider Electric SE	2,040,822
28,642	Suez	524,359

		3,438,659

	Germany - 3.5%
9,759	LEG Immobilien AG	1,318,956
25,397	Vonovia SE	1,621,941

		2,940,897

	India - 0.5%
49,101	Shriram Transport Finance Co., Ltd.	459,079

	Ireland - 2.4%
15,053	Trane Technologies plc	1,998,286

	Japan - 2.6%
7,900	Eisai Co., Ltd.	614,253
54,848	Katitas Co., Ltd.	1,556,087

		2,170,340

	Kenya - 1.4%
4,251,600	Safaricom plc	1,205,392

	Netherlands - 6.6%
11,428	Koninklijke DSM N.V.	1,827,651
43,289	Koninklijke Philips N.V.*	2,005,006
48,340	Signify N.V.*(1)	1,715,844

		5,548,501

	South Africa - 1.6%
184,766	Vodacom Group Ltd.	1,392,392

	South Korea - 1.7%
3,559	Samsung SDI Co., Ltd.	1,402,019

	Spain - 1.5%
12,688	Acciona S.A.	1,281,952

	Sweden - 0.4%
8,387	MIPS AB	360,800

	Switzerland - 1.1%
17,142	Landis+Gyr Group AG*	957,369

	Taiwan - 2.0%
71,933	MediaTek, Inc.	1,709,866

	United Kingdom - 4.9%
19,213	Genus plc	1,021,069
46,138	Hikma Pharmaceuticals plc	1,500,106

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	United Kingdom - 4.9% - (continued)
65,066	Nomad Foods Ltd.*	$1,577,850

		4,099,025

	United States - 48.7%
21,177	Advanced Drainage Systems, Inc.	1,343,257
24,342	Agilent Technologies, Inc.	2,485,075
4,791	Amedisys, Inc.*	1,240,869
33,412	Avangrid, Inc.	1,648,548
22,460	Ball Corp.	1,998,940
23,932	Baxter International, Inc.	1,856,405
17,576	Blackbaud, Inc.	867,200
15,091	Boston Properties, Inc. REIT	1,092,739
7,221	Brookfield Renewable Corp. Class A	482,484
44,491	Covanta Holding Corp.	403,978
12,443	Danaher Corp.	2,856,166
9,691	Etsy, Inc.*	1,178,329
46,563	Evoqua Water Technologies Corp.*	1,067,690
15,697	First Solar, Inc.*	1,366,345
21,365	GoDaddy, Inc. Class A*	1,511,360
2,375	Illumina, Inc.*	695,163
13,569	Invitae Corp.*(2)	532,040
24,334	Itron, Inc.*	1,653,495
89,594	Laureate Education, Inc. Class A*	1,164,722
38,613	Mimecast Ltd.*	1,475,403
76,324	Nuance Communications, Inc.*	2,435,499
28,546	Rapid7, Inc.*	1,767,854
11,387	Square, Inc. Class A*	1,763,619
12,024	Sun Communities, Inc. REIT	1,654,863
9,450	Tetra Tech, Inc.	953,600
36,161	Upwork, Inc.*	667,170
10,240	Watts Water Technologies, Inc. Class A	1,134,285
22,196	Xylem, Inc.	1,934,159
12,005	Zoetis, Inc.	1,903,393

		41,134,650

	Total Common Stocks (cost $64,871,835)	$79,499,490

SHORT-TERM INVESTMENTS - 4.1%
	Repurchase Agreements - 3.4%
2,883,608	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $2,883,622; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $2,941,303	$2,883,608

	Securities Lending Collateral - 0.7%
569,857	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	569,857
575	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	575

		570,432

	Total Short-Term Investments (cost $3,454,040)	$3,454,040

Total Investments (cost $68,325,875)	98.3%	$82,953,530
Other Assets and Liabilities	1.7%	1,449,156

Total Net Assets	100.0%	$84,402,686

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the

The accompanying notes are an integral part of these financial statements.

33

Hartford Global Impact Fund

Schedule of Investments – (continued)

October 31, 2020

Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $2,936,104, representing 3.5% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$1,327,299	$—	$1,327,299	$—
Bangladesh	844,312	844,312	—	—
Brazil	3,133,911	3,133,911	—	—
Canada	1,604,083	1,604,083	—	—
China	1,319,562	1,319,562	—	—
Denmark	1,171,096	—	1,171,096	—
France	3,438,659	873,478	2,565,181	—
Germany	2,940,897	—	2,940,897	—
India	459,079	—	459,079	—
Ireland	1,998,286	1,998,286	—	—
Japan	2,170,340	—	2,170,340	—
Kenya	1,205,392	—	1,205,392	—
Netherlands	5,548,501	—	5,548,501	—
South Africa	1,392,392	—	1,392,392	—
South Korea	1,402,019	—	1,402,019	—
Spain	1,281,952	—	1,281,952	—
Sweden	360,800	—	360,800	—
Switzerland	957,369	—	957,369	—
Taiwan	1,709,866	—	1,709,866	—
United Kingdom	4,099,025	1,577,850	2,521,175	—
United States	41,134,650	41,134,650	—	—
Short-Term Investments	3,454,040	570,432	2,883,608	—

Total	$82,953,530	$53,056,564	$29,896,966	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

34

Hartford International Equity Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Argentina - 0.0%
44,059	YPF S.A. ADR*	$141,870

	Australia - 1.2%
84,102	BHP Group Ltd.	2,016,061
46,362	Commonwealth Bank of Australia	2,250,946
9,766	CSL Ltd.	1,977,198
231,547	OceanaGold Corp.*	302,403
379,345	Resolute Mining Ltd.*	215,449
79,134	Wesfarmers Ltd.	2,561,537
289,115	Western Areas Ltd.	390,606

		9,714,200

	Austria - 0.1%
22,747	Erste Group Bank AG*	467,575
48,053	Zumtobel Group AG	268,632

		736,207

	Belgium - 0.7%
22,015	Ageas S.A.	886,523
80,782	AGFA-Gevaert N.V.*	307,144
69,681	Anheuser-Busch InBev N.V.	3,604,331
29,472	bpost S.A.*	261,163
29,960	Orange Belgium S.A.	499,283

		5,558,444

	Brazil - 1.8%
161,200	B3 S.A. - Brasil Bolsa Balcao	1,434,181
258,600	Localiza Rent a Car S.A.	2,734,748
608,988	Magazine Luiza S.A.	2,614,065
87,083	Pagseguro Digital Ltd. Class A*	3,188,109
343,550	Vale S.A. ADR	3,631,323
267,700	Via Varejo S.A.*	800,588

		14,403,014

	Canada - 5.2%
151,375	Advantage Oil & Gas Ltd.*(1)	249,963
77,192	ARC Resources Ltd.	380,079
72,867	Bank of Nova Scotia	3,027,238
51,206	Barrick Gold Corp.	1,369,029
48,103	Cameco Corp.	457,092
89,757	Canadian National Railway Co.	8,916,414
45,822	Centerra Gold, Inc.	400,336
39,914	Eldorado Gold Corp.*	500,122
79,601	Enbridge, Inc.	2,193,314
81,833	Fortis, Inc.	3,232,658
63,052	IAMGOLD Corp.*	231,401
35,469	Intact Financial Corp.	3,663,772
90,714	Kinross Gold Corp.	722,991
39,113	Royal Bank of Canada	2,734,945
5,148	Shopify, Inc. Class A*	4,757,906
61,855	Sun Life Financial, Inc.	2,461,108
50,966	Toronto-Dominion Bank	2,248,579
23,727	Tourmaline Oil Corp.	307,384
216,464	Trican Well Service Ltd.*(1)	188,470
96,135	Uranium Participation Corp.*	288,629
49,700	Wheaton Precious Metals Corp.	2,280,761

		40,612,191

	China - 10.6%
1,309,026	361 Degrees International Ltd.	160,725
54,879	Alibaba Group Holding Ltd. ADR*	16,721,083
315,676	Anhui Conch Cement Co., Ltd. Class H	1,974,708
104,000	ANTA Sports Products Ltd.	1,154,519
4,383	Baidu, Inc. ADR*	583,158
1,905,211	China BlueChemical Ltd. Class H	270,988
179,000	China Conch Venture Holdings Ltd.	797,052
6,808,069	China Construction Bank Corp. Class H	4,691,529
1,026,936	China Machinery Engineering Corp. Class H	197,771

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	China - 10.6% - (continued)
621,772	China Merchants Bank Co., Ltd. Class H	$3,238,769
3,541,620	China State Construction Engineering Corp. Ltd. Class A	2,707,405
3,110,898	China Telecom Corp. Ltd. Class H	976,540
962,620	China Vanke Co., Ltd. Class H	2,987,938
3,955,545	CSPC Pharmaceutical Group Ltd.	4,200,492
3,779,684	Dongfeng Motor Group Co., Ltd. Class H	2,662,505
269,700	ENN Energy Holdings Ltd.	3,413,350
188,768	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,510,714
45,700	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	1,149,329
11,204	JOYY, Inc.	1,023,822
1,704,000	Lenovo Group Ltd.	1,069,897
10,838	New Oriental Education & Technology Group, Inc. ADR*	1,738,198
396,153	Ping An Insurance Group Co., of China Ltd. Class H	4,096,093
445,900	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	692,173
136,092	Shenzhou International Group Holdings Ltd.	2,367,914
2,391,500	Sinopec Engineering Group Co., Ltd. Class H	929,585
363,000	Sunac China Holdings Ltd.	1,345,333
169,036	Tencent Holdings Ltd.	12,915,298
96,486	Trip.com Group Ltd. ADR*	2,774,937
944,900	Vatti Corp. Ltd. Class A	1,265,379
68,063	Vipshop Holdings Ltd. ADR*	1,456,548
18,100	Yum China Holdings, Inc.	975,917

		83,049,669

	Denmark - 1.4%
1,083	AP Moller - Maersk A/S Class B	1,735,653
25,629	Carlsberg A/S Class B	3,245,164
43,284	D/S Norden A/S	615,483
2,365	Drilling Co.*(1)	44,676
31,047	DSV Panalpina A/S	5,037,110

		10,678,086

	Finland - 0.2%
354,280	Nokia Oyj*	1,194,347

	France - 9.1%
53,640	Airbus SE*	3,924,626
197,506	AXA S.A.	3,171,808
39,350	BNP Paribas S.A.*	1,372,322
95,985	Bureau Veritas S.A.*	2,104,792
34,847	Capgemini SE	4,023,706
57,731	Cie de Saint-Gobain*	2,248,825
31,791	Criteo S.A. ADR*	545,534
63,234	Danone S.A.	3,507,286
593	Dassault Aviation S.A.*	496,137
30,901	Eiffage S.A.*	2,242,715
120,140	Engie S.A.*	1,453,040
146,132	Groupe Eurotunnel SE*	1,965,508
14,755	Imerys S.A.	441,041
13,390	L’Oreal S.A.	4,327,451
7,502	LVMH Moet Hennessy Louis Vuitton SE	3,516,545
40,486	Metropole Television S.A.*	444,718
24,166	Pernod Ricard S.A.	3,893,202
31,261	Quadient	407,378
24,493	Renault S.A.*	606,588
97,877	Rexel S.A.*	1,030,514
76,385	Schneider Electric SE	9,281,267
24,990	SCOR SE*	606,888
53,490	Societe Generale S.A.*	726,817
35,747	Sodexo S.A.	2,296,247
1,511	Sopra Steria Group*	179,675
106,269	Television Francaise 1 S.A.*	623,782
127,018	Total SE	3,848,227
42,435	UBISOFT Entertainment S.A.*	3,748,427

The accompanying notes are an integral part of these financial statements.

35

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	France - 9.1% - (continued)
13,147	Vicat S.A.	$404,228
46,743	Vinci S.A.	3,691,999
53,855	Worldline S.A.*(2)	3,988,849

		71,120,142

	Germany - 4.4%
42,769	Brenntag AG	2,733,640
107,557	CECONOMY AG*	475,686
38,651	Daimler AG	1,997,812
21,462	Deutsche Boerse AG	3,162,501
36,482	Fresenius Medical Care AG & Co. KGaA	2,785,845
11,472	Hamburger Hafen und Logistik AG	192,316
174,289	Infineon Technologies AG	4,852,411
21,923	Merck KGaA	3,247,480
22,137	Metro AG	217,083
38,247	Salzgitter AG*	556,443
39,219	SAP SE	4,184,062
26,564	Volkswagen AG	3,869,420
66,910	Zalando SE*(2)	6,230,952

		34,505,651

	Greece - 0.2%
133,631	Hellenic Telecommunications Organization S.A.	1,772,175

	Hong Kong - 4.2%
552,278	AIA Group Ltd.	5,256,126
587,400	China Gas Holdings Ltd.	1,805,109
942,000	China Merchants Port Holdings Co., Ltd.	1,001,323
431,320	China Mobile Ltd.	2,638,186
1,851,500	China Overseas Land & Investment Ltd.	4,650,579
742,000	China Resources Gas Group Ltd.	3,224,147
1,888,865	China Unicom Hong Kong Ltd.	1,164,276
155,575	CK Asset Holdings Ltd.	722,411
126,642	Dah Sing Financial Holdings Ltd.	315,446
13,401,940	G-Resources Group Ltd.*	62,334
833,767	Henderson Land Development Co., Ltd.	2,944,931
4,174,473	Pacific Basin Shipping Ltd.	609,797
688,367	PAX Global Technology Ltd.	400,043
1,521,207	Sands China Ltd.	5,338,830
651,000	Shenzhen International Holdings Ltd.	1,013,712
2,043,266	Sino Biopharmaceutical Ltd.	2,069,816

		33,217,066

	Hungary - 0.1%
388,023	Magyar Telekom Telecommunications plc	427,664

	India - 1.6%
89,822	Bharti Airtel Ltd.	525,192
184,105	Canara Bank*	213,734
367,942	Dabur India Ltd.	2,539,157
84,678	Hindustan Unilever Ltd.	2,367,628
130,381	ICICI Bank Ltd. ADR*	1,375,519
158,513	Infosys Ltd.	2,271,038
342,925	Nava Bharat Ventures Ltd.	244,188
67,723	NTPC Ltd.	80,022
471,675	Oil & Natural Gas Corp. Ltd.	412,958
58,149	Tata Consultancy Services Ltd.	2,095,716
143,270	Zee Entertainment Enterprises Ltd.	362,859

		12,488,011

	Indonesia - 0.4%
1,373,077	Bank Central Asia Tbk PT	2,701,743
718,483	Bank Mandiri Persero Tbk PT	279,871
2,370,805	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	155,547

		3,137,161

	Ireland - 1.5%
470,388	AIB Group plc*	532,096

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Ireland - 1.5% - (continued)
328,789	Bank of Ireland Group plc*	$815,806
67,064	Experian plc	2,456,815
17,209	Flutter Entertainment plc*	2,981,472
24,411	Linde plc	5,350,037

		12,136,226

	Italy - 2.0%
57,787	Assicurazioni Generali S.p.A.	775,168
179,852	BPER Banca*(1)	213,689
391,628	Davide Campari-Milano N.V.(1)	4,093,043
160,765	Eni S.p.A.	1,126,166
22,843	Ferrari N.V.	4,075,005
101,144	Moncler S.p.A.*	4,046,943
178,899	Saipem S.p.A.(1)	315,197
135,257	UniCredit S.p.A.*	1,012,992

		15,658,203

	Japan - 14.3%
19,860	Aisan Industry Co., Ltd.	85,123
257,810	Astellas Pharma, Inc.	3,535,332
43,930	Avex, Inc.	424,385
4,370	Benesse Holdings, Inc.	103,026
93,359	Bridgestone Corp.	3,043,036
26,790	Canon, Inc.	466,312
4,180	Cawachi Ltd.	118,558
69,650	Chiyoda Corp.*(1)	151,040
16,320	Chubu Steel Plate Co., Ltd.	112,755
44,930	Chugai Pharmaceutical Co., Ltd.	1,734,297
178,420	Citizen Watch Co., Ltd.	472,689
7,740	CMIC Holdings Co., Ltd.	95,343
34,560	Cosel Co., Ltd.	330,835
68,150	Dai-ichi Life Holdings, Inc.	1,017,848
50,120	DeNA Co., Ltd.	855,152
52,507	East Japan Railway Co.	2,745,771
47,588	Eisai Co., Ltd.	3,700,135
13,640	Enplas Corp.	298,683
28,450	EPS Holdings, Inc.	257,737
38,620	Exedy Corp.	486,883
33,545	Fuji Media Holdings, Inc.	322,617
4,935	Fujitsu Ltd.	583,882
70,060	Funai Electric Co., Ltd.*	292,419
9,975	Gendai Agency, Inc.	26,391
29,940	GMO Payment Gateway, Inc.	3,668,502
189,270	Gree, Inc.	986,950
127,450	Hino Motors Ltd.	976,487
32,650	Hisaka Works Ltd.	275,913
92,800	Honda Motor Co., Ltd.	2,194,992
45,890	Ichiyoshi Securities Co., Ltd.	183,521
143,550	Inpex Corp.	680,771
127,792	Isuzu Motors Ltd.	1,036,840
13,810	Japan Petroleum Exploration Co., Ltd.	218,362
49,660	Japan Steel Works Ltd.	1,061,648
173,096	Japan Tobacco, Inc.	3,258,909
75,840	JGC Holdings Corp.	623,585
28,955	Kao Corp.	2,061,558
134,690	KDDI Corp.	3,644,037
34,879	Keio Corp.	2,027,070
128,290	Kirin Holdings Co., Ltd.	2,312,859
44,640	Kyoei Steel Ltd.	562,035
37,450	Maxell Holdings Ltd.*	391,526
3,820	Melco Holdings, Inc.	98,856
12,890	Miraial Co., Ltd.	150,487
65,450	Mitsubishi Estate Co., Ltd.	976,244
17,621	Mitsubishi Heavy Industries Ltd.	378,591
147,650	Mitsubishi Motors Corp.*	270,794
431,720	Mitsubishi UFJ Financial Group, Inc.	1,701,799

The accompanying notes are an integral part of these financial statements.

36

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Japan - 14.3% - (continued)
63,070	Nakayama Steel Works Ltd.	$211,316
23,480	Neturen Co., Ltd.	107,719
88,725	Nichicon Corp.	718,383
67,950	Nikon Corp.	414,112
37,000	Nippon Chemi-Con Corp.*	473,216
63,224	Nippon Television Holdings, Inc.	667,169
179,840	Nissan Motor Co., Ltd.*	636,729
15,037	Nitori Holdings Co., Ltd.	3,090,956
15,990	Nitto Denko Corp.	1,123,389
68,580	NOK Corp.	782,087
167,595	Nomura Holdings, Inc.	750,564
12,159	Obic Co., Ltd.	2,152,665
17,290	OKUMA Corp.	839,219
17,320	Pacific Metals Co., Ltd.	267,493
85,780	Recruit Holdings Co., Ltd.	3,263,984
295,460	Resona Holdings, Inc.	974,124
23,520	Sanyo Shokai Ltd.	111,415
33,517	Secom Co., Ltd.	2,831,479
86,108	Seven & i Holdings Co., Ltd.	2,617,224
13,310	Shimamura Co., Ltd.	1,418,989
28,967	Shin-Etsu Chemical Co., Ltd.	3,869,028
70,300	Shiseido Co., Ltd.	4,352,062
277,274	Softbank Corp.	3,226,766
66,790	SoftBank Group Corp.	4,350,285
55,968	Sumitomo Mitsui Financial Group, Inc.	1,549,301
37,930	Sumitomo Mitsui Trust Holdings, Inc.	1,019,840
35,960	Sumitomo Riko Co., Ltd.	183,433
59,858	Suntory Beverage & Food Ltd.	2,064,366
29,730	Sysmex Corp.	2,792,501
144,994	T&D Holdings, Inc.	1,449,081
33,810	Tachi-S Co., Ltd.	341,604
55,760	Takeda Pharmaceutical Co., Ltd.	1,723,128
31,420	THK Co., Ltd.	834,041
107,640	Tochigi Bank Ltd.	186,297
50,750	Tokai Rika Co., Ltd.	795,296
22,030	Tokyo Seimitsu Co., Ltd.	743,324
103,140	Tokyo Steel Manufacturing Co., Ltd.	656,358
46,180	Toppan Forms Co., Ltd.	443,084
9,546	Toshiba Machine Co., Ltd.	190,509
52,340	Toyo Engineering Corp.*	153,494
5,640	Toyoda Gosei Co., Ltd.	143,340
39,910	Toyota Boshoku Corp.	579,726
17,395	Tsuruha Holdings, Inc.	2,435,734
40,380	TV Asahi Holdings Corp.	610,077
53,480	Unipres Corp.	414,266
49,720	Ushio, Inc.	555,405
54,500	Xebio Holdings Co., Ltd.	355,904
33,800	Yamato Kogyo Co., Ltd.	811,711
8,160	Yodogawa Steel Works Ltd.	153,176
87,081	Z Holdings Corp.	607,221

		112,045,175

	Luxembourg - 0.1%
19,713	RTL Group S.A.*	749,034

	Malaysia - 0.5%
680,349	CIMB Group Holdings Bhd	482,864
96,726	Nestle Malaysia Bhd	3,243,243

		3,726,107

	Mexico - 0.4%
1,892,432	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	2,826,403

	Monaco - 0.1%
22,717	Endeavour Mining Corp.*	557,226

	Netherlands - 3.8%
104,556	ABN Amro Bank N.V.*(2)	858,851

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Netherlands - 3.8% - (continued)
2,461	Adyen N.V.*(2)	$4,136,309
14,494	ASML Holding N.V.	5,243,971
44,938	Fugro N.V.*(1)	171,496
94,754	Heineken N.V.	8,387,392
208,544	ING Groep N.V.*	1,428,467
79,928	Koninklijke Philips N.V.*	3,702,005
314,063	PostNL N.V.*	1,041,660
43,727	QIAGEN N.V.*	2,076,280
203,657	Royal Dutch Shell plc Class B	2,455,967

		29,502,398

	New Zealand - 0.4%
321,509	a2 Milk Co., Ltd.*(1)	3,089,356

	Norway - 0.1%
342,778	Norsk Hydro ASA*	963,331

	Philippines - 0.3%
3,584,677	SM Prime Holdings, Inc.	2,495,970

	Portugal - 0.3%
141,781	Jeronimo Martins SGPS S.A.	2,252,009

	Russia - 1.1%
142,352	Gazprom PJSC ADR	545,359
3,628	LUKOIL PJSC ADR	185,620
38,499	Sberbank of Russia PJSC ADR	388,895
123,069	Surgutneftegas PJSC ADR	505,489
349,570	VEON Ltd.	436,962
113,834	Yandex N.V. Class A*	6,553,423

		8,615,748

	South Africa - 0.2%
58,543	Gold Fields Ltd.	633,153
110,961	Harmony Gold Mining Co., Ltd. ADR*	544,819
22,183	Impala Platinum Holdings Ltd.	197,436
84,847	MTN Group Ltd.	302,947
610,778	Nampak Ltd.*	32,093
194,917	Raubex Group Ltd.	239,668

		1,950,116

	South Korea - 4.3%
11,462	CJ CheilJedang Corp.	3,665,739
17,180	CJ ENM Co., Ltd.	2,007,292
12,747	CJ Logistics Corp.*	1,799,056
90,281	DGB Financial Group, Inc.	495,778
15,876	E-Mart, Inc.	1,998,756
32,843	Fila Holdings Corp.	1,120,661
34,253	Hankook Tire & Technology Co., Ltd.	959,571
121,028	KB Financial Group, Inc.	4,329,146
22,420	Kginicis Co., Ltd.	374,700
52,547	KT Corp.	1,026,262
1,789	LG Household & Health Care Ltd.	2,371,997
155,038	Samsung Electronics Co., Ltd.	7,793,079
41,925	Shinhan Financial Group Co., Ltd.	1,137,520
25,384	SK Telecom Co., Ltd.	4,813,534
81,363	Tongyang Life Insurance Co., Ltd.	227,248

		34,120,339

	Spain - 2.9%
525,687	CaixaBank S.A.	959,163
163,861	Cellnex Telecom S.A.(2)	10,518,394
329,459	Iberdrola S.A.	3,890,112
266,857	Industria de Diseno Textil S.A.(1)	6,588,519
168,751	Prosegur Cia de Seguridad S.A.	386,534
684,550	Unicaja Banco S.A.*(2)	438,334

		22,781,056

	Sweden - 2.7%
305,485	Assa Abloy AB Class B	6,547,296

The accompanying notes are an integral part of these financial statements.

37

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Sweden - 2.7% - (continued)
59,105	Atlas Copco AB Class A	$2,608,963
63,309	Atlas Copco AB Class B	2,425,734
218,092	Sandvik AB*	3,887,509
10,467	Spotify Technology S.A.*	2,510,929
41,256	Swedish Match AB	3,101,732

		21,082,163

	Switzerland - 6.8%
33,184	Adecco Group AG	1,627,142
42,493	GAM Holding AG*	68,677
4,453	Implenia AG	89,315
110,997	Julius Baer Group Ltd.	4,939,947
21,597	Kuehne + Nagel International AG	4,316,442
41,012	LafargeHolcim Ltd.*	1,760,220
7,048	Lonza Group AG	4,270,454
40,301	Nestle S.A.	4,532,971
106,727	Novartis AG	8,316,443
4,439	Partners Group Holding AG	3,996,457
15,590	Roche Holding AG	5,009,556
20,205	Schindler Holding AG	5,175,818
1,552	SGS S.A.	3,876,602
11,727	Temenos AG	1,260,320
180,185	UBS Group AG	2,097,708
20,020	Vifor Pharma AG	2,253,165

		53,591,237

	Taiwan - 5.0%
751,018	Acer, Inc.	627,644
251,879	Advantech Co., Ltd.	2,549,987
765,000	ASE Technology Holding, Co., Ltd.	1,717,092
565,524	Chailease Holding Co., Ltd.	2,747,253
1,639,832	Compal Electronics, Inc.	1,068,348
4,717,754	CTBC Financial Holding Co., Ltd.	2,979,308
351,531	Foxconn Technology Co., Ltd.	616,509
79,000	Globalwafers Co., Ltd.	1,150,420
113,000	Hiwin Technologies Corp.	985,966
1,284,745	Hon Hai Precision Industry Co., Ltd.	3,484,396
1,454,005	Innolux Corp.*	504,668
359,602	MediaTek, Inc.	8,547,833
1,295,362	Shin Kong Financial Holding Co., Ltd.	360,816
524,259	Taiwan Semiconductor Manufacturing Co., Ltd.	7,931,867
1,346,974	Uni-President Enterprises Corp.	2,887,322
69,000	Yageo Corp.	859,588

		39,019,017

	Thailand - 0.6%
1,623,151	CP ALL PCL*	2,786,190
172,387	Kasikornbank PCL NVDR	420,969
519,504	Kasikornbank PCL	1,251,158
8,043,400	WHA Corp. PCL	614,207

		5,072,524

	Turkey - 0.1%
123,936	Anadolu Efes Biracilik Ve Malt Sanayii AS	287,946
71,296	Coca-Cola Icecek AS*	383,010

		670,956

	United Kingdom - 7.7%
47,104	Anglo American plc	1,105,209
91,781	AstraZeneca plc	9,215,314
444,210	Auto Trader Group plc(2)	3,339,760
148,572	Babcock International Group plc	418,540
368,275	BAE Systems plc	1,893,077
616,448	BP plc	1,572,364
87,107	British Land Co. plc REIT	393,368
532,678	BT Group plc	699,592
702,027	Centrica plc*	338,094

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	United Kingdom - 7.7% - (continued)
143,466	Compass Group plc	$1,963,724
73,761	Diageo plc	2,383,797
17,631	Go-Ahead Group plc	133,768
127,471	Halfords Group plc	397,158
452,447	Hays plc*	624,766
466,427	J Sainsbury plc	1,217,479
387,767	Kingfisher plc*	1,442,099
58,881	Land Securities Group plc REIT	388,498
263,094	Marks & Spencer Group plc	303,105
367,921	National Grid plc	4,376,599
124,571	Pagegroup plc*	577,108
138,451	Provident Financial plc*	416,921
136,984	Prudential plc	1,675,382
57,426	Reckitt Benckiser Group plc	5,058,571
406,989	Sage Group plc	3,348,673
232,141	SIG plc*	72,208
427,061	Smith & Nephew plc	7,415,543
196,117	Smiths Group plc	3,379,093
227,074	Standard Chartered plc*	1,037,684
81,742	SThree plc	260,506
65,990	Unilever N.V.(1)	3,720,103
134,857	WPP plc	1,077,141

		60,245,244

	United States - 0.2%
727,000	Allstar Co.(3)(4)	610,680
5,907	JAND, Inc. Class A*(3)(4)(5)	130,663
28,626	Ovintiv, Inc.(1)	263,635
16,188	Tory Burch LLC*(3)(4)(5)	667,911

		1,672,889

	Total Common Stocks (cost $741,905,182)	$757,578,625

EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
4,641	iShares Core MSCI EAFE ETF	$269,921

	Total Exchange-Traded Funds (cost $209,718)	$269,921

PREFERRED STOCKS - 0.5%
	Brazil - 0.5%
225,600	Itau Unibanco Holding S.A.	$923,167
1,813,500	Itausa - Investimentos Itau S.A.	2,872,928

		3,796,095

	Total Preferred Stocks (cost $3,927,999)	$3,796,095

ESCROWS - 0.0%(6)
	United States - 0.0%
46,766	One Kings Lane, Inc.*(3)(4)(5)	$7,483
28,813	Veracode, Inc.*(3)(4)(5)	19,333

		26,816

	Total Escrows (cost $ - )	$26,816

CONVERTIBLE PREFERRED STOCKS - 0.5%
	United States - 0.5%
11,296	Airbnb, Inc. Series E*(3)(4)(5)	$471,325
135,133	Coupang LLC*(3)(4)(5)	1,159,441
243,469	Essence Group Holdings Corp. Series 3*(3)(4)(5)	564,848
13,926	Honest Co., Inc. Series C*(3)(4)(5)	491,031
13,190	JAND, Inc. Series D*(3)(4)(5)	295,720

The accompanying notes are an integral part of these financial statements.

38

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CONVERTIBLE PREFERRED STOCKS - 0.5% - (continued)
	United States - 0.5% - (continued)
38,688	Lookout, Inc. Series F*(3)(4)(5)	$335,812
15,711	Rubicon Global Holdings LLC Series C*(3)(4)(5)	251,847
18,160	We Co. Series D1*(3)(4)(5)	142,193
15,935	We Co. Series D2*(3)(4)(5)	124,771

		3,836,988

	Total Convertible Preferred Stocks (cost $3,183,029)	$3,836,988

	Total Long-Term Investments (cost $749,225,928)	$765,508,445

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 1.3%
10,271,165	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $10,271,216; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $10,476,641	$10,271,165

	Securities Lending Collateral - 1.0%
7,702,573	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(7)	7,702,573
7,774	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)	7,774

		7,710,347

	Total Short-Term Investments (cost $17,981,512)	$17,981,512

Total Investments (cost $767,207,440)	99.9%	$783,489,957
Other Assets and Liabilities	0.1%	731,943

Total Net Assets	100.0%	$784,221,900

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $29,511,449, representing 3.8% of net assets.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $5,273,058, which represented 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $5,273,058 or 0.7% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	11,296	$525,797	$471,325
08/2011	Allstar Co.	727,000	316,259	610,680
11/2014	Coupang LLC Convertible Preferred	135,133	420,686	1,159,441
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	243,469	384,998	564,848
08/2014	Honest Co., Inc. Series C Convertible Preferred	13,926	376,800	491,031
04/2015	JAND, Inc. Class A	5,907	67,844	130,663
04/2015	JAND, Inc. Series D Convertible Preferred	13,190	151,491	295,720
07/2014	Lookout, Inc. Series F Convertible Preferred	38,688	441,937	335,812
08/2014	One Kings Lane, Inc.	46,766	—	7,483
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	15,711	313,599	251,847
11/2013	Tory Burch LLC	16,188	1,268,749	667,911
04/2017	Veracode, Inc.	28,813	—	19,333
12/2014	We Co. Series D1 Convertible Preferred	18,160	302,385	142,193
12/2014	We Co. Series D2 Convertible Preferred	15,935	265,336	124,771

			$4,835,881	$5,273,058

(5)	Investment valued using significant unobservable inputs.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

39

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
SPI 200 Future	77	12/17/2020	$7,969,659	$(174,025)

Total futures contracts				$(174,025)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$141,870	$141,870	$—	$—
Australia	9,714,200	302,403	9,411,797	—
Austria	736,207	268,632	467,575	—
Belgium	5,558,444	—	5,558,444	—
Brazil	14,403,014	14,403,014	—	—
Canada	40,612,191	40,612,191	—	—
China	83,049,669	25,273,663	57,776,006	—
Denmark	10,678,086	—	10,678,086	—
Finland	1,194,347	—	1,194,347	—
France	71,120,142	1,573,544	69,546,598	—
Germany	34,505,651	217,083	34,288,568	—
Greece	1,772,175	—	1,772,175	—
Hong Kong	33,217,066	—	33,217,066	—
Hungary	427,664	—	427,664	—
India	12,488,011	1,375,519	11,112,492	—
Indonesia	3,137,161	—	3,137,161	—
Ireland	12,136,226	—	12,136,226	—
Italy	15,658,203	—	15,658,203	—
Japan	112,045,175	—	112,045,175	—
Luxembourg	749,034	—	749,034	—
Malaysia	3,726,107	—	3,726,107	—
Mexico	2,826,403	2,826,403	—	—
Monaco	557,226	557,226	—	—
Netherlands	29,502,398	2,076,280	27,426,118	—
New Zealand	3,089,356	—	3,089,356	—
Norway	963,331	—	963,331	—
Philippines	2,495,970	—	2,495,970	—
Portugal	2,252,009	—	2,252,009	—
Russia	8,615,748	6,990,385	1,625,363	—
South Africa	1,950,116	784,487	1,165,629	—
South Korea	34,120,339	—	34,120,339	—
Spain	22,781,056	—	22,781,056	—
Sweden	21,082,163	2,510,929	18,571,234	—
Switzerland	53,591,237	—	53,591,237	—
Taiwan	39,019,017	—	39,019,017	—
Thailand	5,072,524	3,400,397	1,672,127	—
Turkey	670,956	—	670,956	—
United Kingdom	60,245,244	657,664	59,587,580	—
United States	1,672,889	263,635	610,680	798,574
Exchange-Traded Funds	269,921	269,921	—	—
Preferred Stocks	3,796,095	3,796,095	—	—
Escrows	26,816	—	—	26,816

The accompanying notes are an integral part of these financial statements.

40

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
Convertible Preferred Stocks	$3,836,988	$—	$—	$3,836,988
Short-Term Investments	17,981,512	7,710,347	10,271,165	—

Total	$783,489,957	$116,011,688	$662,815,891	$4,662,378

Liabilities
Futures Contracts(2)	$(174,025)	$(174,025)	$—	$—

Total	$(174,025)	$(174,025)	$—	$—

(1)

For the year ended October 31, 2020, investments valued at $167,210 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

41

The Hartford International Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Brazil - 1.6%
233,802	Pagseguro Digital Ltd. Class A*	$8,559,491

	Canada - 3.6%
113,668	Canadian National Railway Co.	11,291,721
9,123	Shopify, Inc. Class A*	8,442,698

		19,734,419

	China - 12.7%
104,646	Alibaba Group Holding Ltd. ADR*	31,884,590
1,063,596	Ping An Insurance Group Co., of China Ltd. Class H	10,997,235
338,047	Tencent Holdings Ltd.	25,828,687

		68,710,512

	Denmark - 2.5%
83,354	DSV Panalpina A/S	13,523,472

	France - 10.3%
144,014	Airbus SE*	10,536,934
35,949	L’Oreal S.A.	11,618,188
106,574	Schneider Electric SE	12,949,424
113,929	UBISOFT Entertainment S.A.*	10,063,734
144,314	Worldline S.A.*(1)	10,688,825

		55,857,105

	Germany - 7.4%
467,932	Infineon Technologies AG	13,027,778
71,305	Volkswagen AG	10,386,576
179,641	Zalando SE*(1)	16,728,956

		40,143,310

	Hong Kong - 1.8%
2,713,834	Sands China Ltd.	9,524,475

	Ireland - 1.5%
46,202	Flutter Entertainment plc*	8,004,532

	Italy - 6.1%
1,051,446	Davide Campari-Milano N.V.(2)	10,989,035
61,328	Ferrari N.V.	10,940,658
271,686	Moncler S.p.A.*	10,870,617

		32,800,310

	Japan - 7.4%
105,985	Eisai Co., Ltd.	8,240,707
80,389	GMO Payment Gateway, Inc.	9,849,940
77,762	Shin-Etsu Chemical Co., Ltd.	10,386,418
179,305	SoftBank Group Corp.	11,678,811

		40,155,876

	Netherlands - 6.6%
6,607	Adyen N.V.*(1)	11,104,670
38,914	ASML Holding N.V.	14,079,197
122,079	Heineken N.V.	10,806,134

		35,990,001

	New Zealand - 1.5%
863,190	a2 Milk Co., Ltd.*	8,294,328

	Russia - 1.6%
155,231	Yandex N.V. Class A*	8,936,649

	South Korea - 2.5%
269,749	Samsung Electronics Co., Ltd.	13,559,098

	Spain - 7.0%
439,935	Cellnex Telecom S.A.(1)	28,239,847
391,818	Industria de Diseno Textil S.A.(2)	9,673,722

		37,913,569

	Sweden - 5.0%
474,128	Assa Abloy AB Class B	$10,161,732
585,536	Sandvik AB*	10,437,230

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Sweden - 5.0% - (continued)
28,101	Spotify Technology S.A.*	$6,741,149

		27,340,111

	Switzerland - 8.2%
260,991	Julius Baer Group Ltd.	11,615,465
18,922	Lonza Group AG	11,465,029
136,842	Novartis AG	10,663,082
11,918	Partners Group Holding AG	10,729,844

		44,473,420

	Taiwan - 6.9%
688,791	MediaTek, Inc.	16,372,741
1,407,536	Taiwan Semiconductor Manufacturing Co., Ltd.	21,295,560

		37,668,301

	United Kingdom - 4.9%
159,101	AstraZeneca plc	15,974,610
598,627	Smith & Nephew plc	10,394,637

		26,369,247

	Total Common Stocks (cost $489,653,633)	$537,558,226

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 0.8%
4,144,488	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $4,144,509; collateralized by U.S. Treasury Note at 0.125%, maturing 07/15/2030, with a market value of $4,227,387	4,144,488

	Securities Lending Collateral - 1.3%
7,075,963	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	7,075,963
7,141	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	7,141

		7,083,104

	Total Short-Term Investments (cost $11,227,592)	$11,227,592

Total Investments (cost $500,881,225)	101.2%	$548,785,818
Other Assets and Liabilities	(1.2)%	(6,699,081)

Total Net Assets	100.0%	$542,086,737

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

42

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2020

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $66,762,298, representing 12.3% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$8,559,491	$8,559,491	$—	$—
Canada	19,734,419	19,734,419	—	—
China	68,710,512	31,884,590	36,825,922	—
Denmark	13,523,472	—	13,523,472	—
France	55,857,105	—	55,857,105	—
Germany	40,143,310	—	40,143,310	—
Hong Kong	9,524,475	—	9,524,475	—
Ireland	8,004,532	—	8,004,532	—
Italy	32,800,310	1,547,436	31,252,874	—
Japan	40,155,876	—	40,155,876	—
Netherlands	35,990,001	—	35,990,001	—
New Zealand	8,294,328	—	8,294,328	—
Russia	8,936,649	8,936,649	—	—
South Korea	13,559,098	—	13,559,098	—
Spain	37,913,569	—	37,913,569	—
Sweden	27,340,111	6,741,149	20,598,962	—
Switzerland	44,473,420	—	44,473,420	—
Taiwan	37,668,301	—	37,668,301	—
United Kingdom	26,369,247	—	26,369,247	—
Short-Term Investments	11,227,592	7,083,104	4,144,488	—

Total	$548,785,818	$84,486,838	$464,298,980	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

43

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Argentina - 0.9%
27,324	MercadoLibre, Inc.*	$33,172,703

	Australia - 2.1%
3,023,842	Goodman Group REIT	39,138,054
10,432,611	Sydney Airport	39,999,476

		79,137,530

	Belgium - 1.1%
293,328	KBC Group N.V.	14,492,402
251,035	UCB S.A.	24,795,112

		39,287,514

	Brazil - 2.0%
2,920,324	Localiza Rent a Car S.A.	30,883,026
415,624	StoneCo Ltd. Class A*	21,836,885
502,500	XP, Inc. Class A*	20,140,200

		72,860,111

	Canada - 5.3%
1,269,614	Alimentation Couche-Tard, Inc. Class B	39,099,499
495,497	Barrick Gold Corp.	13,247,469
1,694,883	Brookfield Asset Management, Inc. Class A	50,364,346
755,215	Canadian National Railway Co.	75,022,672
22,612	Shopify, Inc. Class A*	20,925,823

		198,659,809

	China - 16.8%
290,100	Alibaba Group Holding Ltd.*	10,993,004
515,564	Alibaba Group Holding Ltd. ADR*	157,087,195
393,800	China Tourism Group Duty Free Corp. Ltd. Class A	11,739,543
4,105,684	ENN Energy Holdings Ltd.	51,961,948
3,613,097	Han’s Laser Technology Industry Group Co., Ltd. Class A	21,753,677
952,791	Hangzhou Tigermed Consulting Co., Ltd. Class A	17,697,261
327,000	Hangzhou Tigermed Consulting Co., Ltd. Class H*(1)	5,251,403
1,290,600	Hualan Biological Engineering, Inc. Class A	9,885,979
742,034	Meituan Dianping Class B*	27,662,403
247,638	New Oriental Education & Technology Group, Inc. ADR*	39,716,183
1,154,646	Shanghai International Airport Co., Ltd. Class A	11,422,811
402,900	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	23,322,250
227,837	TAL Education Group ADR*	15,142,047
2,273,492	Tencent Holdings Ltd.	173,707,539
993,545	WuXi AppTec Co., Ltd. Class H(1)(2)	15,885,095
767,195	Wuxi Biologics Cayman, Inc.*(1)	21,545,681
384,989	XPeng, Inc. ADR*(2)	7,461,087

		622,235,106

	Denmark - 2.7%
130,284	Ascendis Pharma A/S ADR*	21,281,891
238,126	DSV Panalpina A/S	38,633,903
71,444	Genmab A/S*	23,864,071
86,075	Vestas Wind Systems A/S	14,767,373

		98,547,238

	France - 9.9%
513,863	Airbus SE*	37,597,319
995,238	AXA S.A.	15,982,823
834,964	BNP Paribas S.A.*	29,119,173
763,509	Edenred	35,590,160
40,726	Hermes International	37,919,970
183,447	L’Oreal S.A.	59,287,371
381,654	Safran S.A.*	40,256,823
500,723	Schneider Electric SE(2)	60,841,056
661,692	Worldline S.A.*(1)	49,009,176

		365,603,871

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Germany - 5.9%
189,533	adidas AG*	$56,311,176
274,187	Allianz SE	48,299,300
2,101,326	Infineon Technologies AG	58,503,388
590,732	Zalando SE*(1)	55,011,549

		218,125,413

	Hong Kong - 2.4%
3,209,832	AIA Group Ltd.	30,548,528
4,750,000	Alibaba Health Information Technology Ltd.*	12,456,545
3,546,818	Techtronic Industries Co., Ltd.	47,773,305

		90,778,378

	Ireland - 2.0%
1,013,756	CRH plc	35,574,318
1,038,232	Experian plc	38,034,472

		73,608,790

	Italy - 1.7%
344,890	Ferrari N.V.	61,525,563

	Japan - 13.6%
874,400	Daiichi Sankyo Co., Ltd.	23,078,595
241,120	Daikin Industries Ltd.	45,121,562
259,700	Eisai Co., Ltd.	20,192,591
352,300	Hoya Corp.	39,759,483
665,400	KDDI Corp.	18,002,390
139,820	Keyence Corp.	63,453,461
6,469	LaSalle Logiport REIT	10,070,714
936,835	Nexon Co., Ltd.	26,110,430
150,100	Oriental Land Co., Ltd.	21,010,693
1,265,770	Recruit Holdings Co., Ltd.	48,163,366
359,800	SoftBank Group Corp.	23,435,131
349,125	Sysmex Corp.	32,792,869
410,240	Terumo Corp.	15,098,463
1,297,344	Tokio Marine Holdings, Inc.	57,984,421
142,900	Tokyo Electron Ltd.	38,355,906
442,100	Unicharm Corp.	20,456,365

		503,086,440

	Netherlands - 2.1%
90,628	Argenx SE ADR*	22,487,526
158,419	ASML Holding N.V.	57,316,450

		79,803,976

	Russia - 0.4%
241,873	Yandex N.V. Class A*	13,924,629

	South Korea - 2.5%
1,877,404	Samsung Electronics Co., Ltd.	94,368,854

	Spain - 4.0%
1,176,580	Cellnex Telecom S.A.(1)	75,525,792
6,201,936	Iberdrola S.A.	73,229,834

		148,755,626

	Sweden - 2.6%
1,315,478	EQT AB	24,995,595
2,503,650	Sandvik AB*	44,627,779
110,749	Spotify Technology S.A.*	26,567,578

		96,190,952

	Switzerland - 8.4%
96,213	Lonza Group AG	58,296,421
834,358	Nestle S.A.	93,846,826
72,017	Novartis AG	5,611,751
30,731	Partners Group Holding AG	27,667,295
201,469	Roche Holding AG	64,738,304
637,516	TE Connectivity Ltd.	61,762,550

		311,923,147

The accompanying notes are an integral part of these financial statements.

44

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Taiwan - 3.0%
1,641,057	MediaTek, Inc.	$39,008,352
4,819,044	Taiwan Semiconductor Manufacturing Co., Ltd.	72,910,562

		111,918,914

	United Kingdom - 9.3%
3,024,336	Anglo American plc	70,960,516
510,029	AstraZeneca plc	51,209,701
203,012	Berkeley Group Holdings plc	10,674,023
246,970	Diageo plc	7,981,538
1,735,845	Intermediate Capital Group plc	26,366,310
534,963	London Stock Exchange Group plc	57,667,846
1,255,506	Rio Tinto plc	71,013,128
4,301,460	Segro plc REIT	50,261,236

		346,134,298

	United States - 0.2%
230,563	Royalty Pharma plc Class A	8,461,662

	Total Common Stocks (cost $2,940,283,427)	$3,668,110,524

EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
77,628	iShares MSCI ACWI ex U.S. ETF(2)	3,497,141

	Total Exchange-Traded Funds (cost $3,561,899)	$3,497,141

	Total Long-Term Investments (cost $2,943,845,326)	$3,671,607,665

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.2%
9,312,687	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $9,312,734; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $9,499,018	9,312,687

	Securities Lending Collateral - 0.2%
5,708,215	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	5,708,215
5,761	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	5,761

		5,713,976

	Total Short-Term Investments (cost $15,026,663)	$15,026,663

Total Investments (cost $2,958,871,989)	99.4%	$3,686,634,328
Other Assets and Liabilities	0.6%	21,290,596

Total Net Assets	100.0%	$3,707,924,924

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $222,228,696, representing 6.0% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

45

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$33,172,703	$33,172,703	$—	$—
Australia	79,137,530	—	79,137,530	—
Belgium	39,287,514	—	39,287,514	—
Brazil	72,860,111	72,860,111	—	—
Canada	198,659,809	198,659,809	—	—
China	622,235,106	224,657,915	397,577,191	—
Denmark	98,547,238	21,281,891	77,265,347	—
France	365,603,871	—	365,603,871	—
Germany	218,125,413	—	218,125,413	—
Hong Kong	90,778,378	—	90,778,378	—
Ireland	73,608,790	—	73,608,790	—
Italy	61,525,563	—	61,525,563	—
Japan	503,086,440	—	503,086,440	—
Netherlands	79,803,976	22,487,526	57,316,450	—
Russia	13,924,629	13,924,629	—	—
South Korea	94,368,854	—	94,368,854	—
Spain	148,755,626	—	148,755,626	—
Sweden	96,190,952	26,567,578	69,623,374	—
Switzerland	311,923,147	61,762,550	250,160,597	—
Taiwan	111,918,914	—	111,918,914	—
United Kingdom	346,134,298	—	346,134,298	—
United States	8,461,662	8,461,662	—	—
Exchange-Traded Funds	3,497,141	3,497,141	—	—
Short-Term Investments	15,026,663	5,713,976	9,312,687	—

Total	$3,686,634,328	$693,047,491	$2,993,586,837	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

46

The Hartford International Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Argentina - 0.1%
305,339	YPF S.A. ADR*	$983,192

	Australia - 0.7%
1,609,318	OceanaGold Corp.*	2,101,789
2,628,736	Resolute Mining Ltd.*	1,492,990
2,005,727	Western Areas Ltd.	2,709,816

		6,304,595

	Austria - 0.5%
157,722	Erste Group Bank AG*	3,242,049
348,370	Zumtobel Group AG	1,947,500

		5,189,549

	Belgium - 1.4%
152,591	Ageas S.A.	6,144,693
559,936	AGFA-Gevaert N.V.*	2,128,954
200,629	bpost S.A.*	1,777,852
207,630	Orange Belgium S.A.	3,460,148

		13,511,647

	Canada - 3.7%
1,046,260	Advantage Oil & Gas Ltd.*(1)	1,727,668
529,673	ARC Resources Ltd.	2,608,012
357,890	Barrick Gold Corp.	9,568,447
333,340	Cameco Corp.	3,167,518
315,784	Centerra Gold, Inc.	2,758,933
281,129	Eldorado Gold Corp.*	3,522,546
436,986	IAMGOLD Corp.*	1,603,739
628,092	Kinross Gold Corp.	5,005,893
162,625	Tourmaline Oil Corp.	2,106,813
1,500,067	Trican Well Service Ltd.*(1)	1,306,071
666,174	Uranium Participation Corp.*	2,000,072

		35,375,712

	China - 1.9%
10,755,454	361 Degrees International Ltd.	1,320,581
13,177,098	China BlueChemical Ltd. Class H	1,874,250
7,136,017	China Machinery Engineering Corp. Class H	1,374,278
21,521,780	China Telecom Corp. Ltd. Class H	6,755,887
10,446,843	Dongfeng Motor Group Co., Ltd. Class H	7,359,022

		18,684,018

	Denmark - 1.7%
7,571	AP Moller - Maersk A/S Class B	12,133,546
300,018	D/S Norden A/S	4,266,145
16,444	Drilling Co.*(1)	310,637

		16,710,328

	Finland - 0.9%
2,455,177	Nokia Oyj*	8,276,883

	France - 10.8%
556,830	AXA S.A.	8,942,298
272,358	BNP Paribas S.A.*	9,498,421
397,941	Cie de Saint-Gobain*	15,501,198
220,305	Criteo S.A. ADR*	3,780,434
4,036	Dassault Aviation S.A.*	3,376,745
830,732	Engie S.A.*	10,047,331
103,283	Imerys S.A.	3,087,224
280,572	Metropole Television S.A.*	3,081,938
216,719	Quadient	2,824,173
169,737	Renault S.A.*	4,203,669
674,657	Rexel S.A.*	7,103,238
171,881	SCOR SE*	4,174,172
370,019	Societe Generale S.A.*	5,027,785
10,580	Sopra Steria Group*	1,258,084
736,396	Television Francaise 1 S.A.*	4,322,524
480,743	Total SE	14,564,931

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	France - 10.8% - (continued)
91,190	Vicat S.A.	$2,803,797

		103,597,962

	Germany - 2.5%
745,422	CECONOMY AG*	3,296,734
266,658	Daimler AG	13,783,148
79,548	Hamburger Hafen und Logistik AG	1,333,537
153,489	Metro AG	1,505,168
265,143	Salzgitter AG*	3,857,480

		23,776,067

	Greece - 0.5%
328,073	Hellenic Telecommunications Organization S.A.	4,350,808

	Hong Kong - 3.1%
1,154,856	China Mobile Ltd.	7,063,722
13,080,680	China Unicom Hong Kong Ltd.	8,062,793
1,075,215	CK Asset Holdings Ltd.	4,992,750
878,526	Dah Sing Financial Holdings Ltd.	2,188,276
105,647,178	G-Resources Group Ltd.*	491,380
28,661,746	Pacific Basin Shipping Ltd.	4,186,841
4,480,510	PAX Global Technology Ltd.	2,603,835

		29,589,597

	Hungary - 0.3%
2,688,907	Magyar Telekom Telecommunications plc	2,963,613

	India - 0.8%
1,275,764	Canara Bank*	1,481,077
469,368	NTPC Ltd.	554,609
3,236,923	Oil & Natural Gas Corp. Ltd.	2,833,969
992,900	Zee Entertainment Enterprises Ltd.	2,514,714

		7,384,369

	Indonesia - 0.3%
5,078,308	Bank Mandiri Persero Tbk PT	1,978,157
16,772,565	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,100,436

		3,078,593

	Ireland - 1.0%
3,211,579	AIB Group plc*	3,632,890
2,285,668	Bank of Ireland Group plc*	5,671,302

		9,304,192

	Italy - 2.5%
397,193	Assicurazioni Generali S.p.A.	5,328,036
1,365,688	BPER Banca*(1)	1,622,627
1,114,322	Eni S.p.A.	7,805,875
1,239,749	Saipem S.p.A.(1)	2,184,279
929,632	UniCredit S.p.A.*	6,962,375

		23,903,192

	Japan - 31.9%
138,769	Aisan Industry Co., Ltd.	594,786
304,881	Avex, Inc.	2,945,296
28,193	Benesse Holdings, Inc.	664,672
184,677	Canon, Inc.	3,214,524
28,883	Cawachi Ltd.	819,210
481,440	Chiyoda Corp.*(1)	1,044,031
118,032	Chubu Steel Plate Co., Ltd.	815,486
1,236,757	Citizen Watch Co., Ltd.	3,276,549
53,918	CMIC Holdings Co., Ltd.	664,170
239,994	Cosel Co., Ltd.	2,297,404
473,783	Dai-ichi Life Holdings, Inc.	7,076,145
347,693	DeNA Co., Ltd.	5,932,372
56,900	Eisai Co., Ltd.	4,424,176
95,496	Enplas Corp.	2,091,131
198,970	EPS Holdings, Inc.	1,802,529
264,949	Exedy Corp.	3,340,217

The accompanying notes are an integral part of these financial statements.

47

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Japan - 31.9% - (continued)
232,164	Fuji Media Holdings, Inc.	$2,232,823
34,332	Fujitsu Ltd.	4,061,976
502,306	Funai Electric Co., Ltd.*	2,096,542
78,674	Gendai Agency, Inc.	208,152
1,311,930	Gree, Inc.	6,841,071
875,816	Hino Motors Ltd.	6,710,262
243,182	Hisaka Works Ltd.	2,055,043
644,024	Honda Motor Co., Ltd.	15,233,057
318,896	Ichiyoshi Securities Co., Ltd.	1,275,314
996,297	Inpex Corp.	4,724,836
910,628	Isuzu Motors Ltd.	7,388,374
108,479	Japan Petroleum Exploration Co., Ltd.	1,715,257
334,888	Japan Steel Works Ltd.	7,159,350
524,237	JGC Holdings Corp.	4,310,472
309,761	Kyoei Steel Ltd.	3,900,012
250,843	Maxell Holdings Ltd.*	2,622,473
27,187	Melco Holdings, Inc.	703,558
130,853	Miraial Co., Ltd.	1,527,667
455,661	Mitsubishi Estate Co., Ltd.	6,796,583
122,009	Mitsubishi Heavy Industries Ltd.	2,621,390
1,023,813	Mitsubishi Motors Corp.*	1,877,697
2,970,917	Mitsubishi UFJ Financial Group, Inc.	11,711,072
465,217	Nakayama Steel Works Ltd.	1,558,710
155,453	Neturen Co., Ltd.	713,170
617,518	Nichicon Corp.	4,999,879
469,550	Nikon Corp.	2,861,606
255,965	Nippon Chemi-Con Corp.*	3,273,695
439,725	Nippon Television Holdings, Inc.	4,640,179
1,247,154	Nissan Motor Co., Ltd.*	4,415,589
112,326	Nitto Denko Corp.	7,891,546
474,386	NOK Corp.	5,409,904
1,160,290	Nomura Holdings, Inc.	5,196,286
118,769	OKUMA Corp.	5,764,790
120,752	Pacific Metals Co., Ltd.	1,864,912
2,046,853	Resona Holdings, Inc.	6,748,420
185,391	Sanyo Shokai Ltd.	878,206
91,265	Shimamura Co., Ltd.	9,729,829
385,066	Sumitomo Mitsui Financial Group, Inc.	10,659,358
258,261	Sumitomo Mitsui Trust Holdings, Inc.	6,943,972
329,339	Sumitomo Riko Co., Ltd.	1,679,968
987,855	T&D Holdings, Inc.	9,872,699
234,563	Tachi-S Co., Ltd.	2,369,937
388,646	Takeda Pharmaceutical Co., Ltd.	12,010,167
217,586	THK Co., Ltd.	5,775,798
747,761	Tochigi Bank Ltd.	1,294,183
347,711	Tokai Rika Co., Ltd.	5,448,929
154,199	Tokyo Seimitsu Co., Ltd.	5,202,900
715,832	Tokyo Steel Manufacturing Co., Ltd.	4,555,380
319,678	Toppan Forms Co., Ltd.	3,067,217
64,430	Toshiba Machine Co., Ltd.	1,285,829
364,060	Toyo Engineering Corp.*	1,067,651
39,574	Toyoda Gosei Co., Ltd.	1,005,769
276,033	Toyota Boshoku Corp.	4,009,607
279,729	TV Asahi Holdings Corp.	4,226,258
371,026	Unipres Corp.	2,874,036
347,114	Ushio, Inc.	3,877,488
378,506	Xebio Holdings Co., Ltd.	2,471,778
234,641	Yamato Kogyo Co., Ltd.	5,634,934
59,270	Yodogawa Steel Works Ltd.	1,112,591
596,569	Z Holdings Corp.	4,159,911

		305,328,760

	Luxembourg - 0.5%
136,211	RTL Group S.A.*	5,175,604

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Malaysia - 0.3%
4,719,350	CIMB Group Holdings Bhd	$3,349,462

	Monaco - 0.4%
156,651	Endeavour Mining Corp.*	3,842,494

	Netherlands - 4.3%
715,680	ABN Amro Bank N.V.*(2)	5,878,784
311,386	Fugro N.V.*(1)	1,188,339
1,427,363	ING Groep N.V.*	9,777,033
2,176,450	PostNL N.V.*	7,218,682
1,395,886	Royal Dutch Shell plc Class B	16,833,453

		40,896,291

	Norway - 0.7%
2,375,393	Norsk Hydro ASA*	6,675,721

	Russia - 1.5%
986,516	Gazprom PJSC ADR	3,779,399
25,368	LUKOIL PJSC ADR	1,297,906
303,486	Sberbank of Russia PJSC ADR	3,065,641
853,734	Surgutneftegas PJSC ADR	3,506,592
2,422,431	VEON Ltd.	3,028,039

		14,677,577

	South Africa - 1.4%
402,314	Gold Fields Ltd.	4,351,099
761,819	Harmony Gold Mining Co., Ltd. ADR*	3,740,531
152,891	Impala Platinum Holdings Ltd.	1,360,779
588,015	MTN Group Ltd.	2,099,514
4,814,749	Nampak Ltd.*	252,992
1,536,526	Raubex Group Ltd.	1,889,293

		13,694,208

	South Korea - 3.7%
625,655	DGB Financial Group, Inc.	3,435,782
237,514	Hankook Tire & Technology Co., Ltd.	6,653,771
250,316	KB Financial Group, Inc.	8,953,750
364,186	KT Corp.	7,112,686
288,438	Shinhan Financial Group Co., Ltd.	7,825,976
554,197	Tongyang Life Insurance Co., Ltd.	1,547,877

		35,529,842

	Spain - 1.3%
3,642,929	CaixaBank S.A.(1)	6,646,851
1,163,692	Prosegur Cia de Seguridad S.A.	2,665,504
4,743,817	Unicaja Banco S.A.*(2)	3,037,577

		12,349,932

	Switzerland - 4.5%
226,777	Adecco Group AG	11,119,767
294,477	GAM Holding AG*	475,930
30,720	Implenia AG	616,158
95,471	Julius Baer Group Ltd.	4,248,959
282,021	LafargeHolcim Ltd.*	12,104,237
1,250,216	UBS Group AG	14,554,976

		43,120,027

	Taiwan - 2.8%
5,269,003	Acer, Inc.	4,403,434
11,371,312	Compal Electronics, Inc.	7,408,392
2,442,951	Foxconn Technology Co., Ltd.	4,284,405
1,762,018	Hon Hai Precision Industry Co., Ltd.	4,778,822
10,190,487	Innolux Corp.*	3,537,001
8,954,036	Shin Kong Financial Holding Co., Ltd.	2,494,095

		26,906,149

	Thailand - 0.5%
1,358,923	Kasikornbank PCL NVDR	3,318,491

The accompanying notes are an integral part of these financial statements.

48

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Thailand - 0.5% - (continued)
676,769	Kasikornbank PCL	$1,629,910

		4,948,401

	Turkey - 0.5%
815,305	Anadolu Efes Biracilik Ve Malt Sanayii AS	1,894,233
494,058	Coca-Cola Icecek AS*	2,654,138

		4,548,371

	United Kingdom - 9.0%
325,102	Anglo American plc	7,627,924
1,024,581	Babcock International Group plc	2,886,333
4,225,165	BP plc	10,777,057
603,734	British Land Co. plc REIT	2,726,410
3,691,267	BT Group plc	4,847,922
4,864,861	Centrica plc*	2,342,901
146,406	Go-Ahead Group plc	1,110,796
870,620	Halfords Group plc	2,712,570
3,127,588	Hays plc*	4,318,761
3,232,217	J Sainsbury plc	8,436,812
2,687,094	Kingfisher plc*	9,993,260
408,070	Land Securities Group plc REIT	2,692,453
1,823,112	Marks & Spencer Group plc	2,100,371
871,866	Pagegroup plc*	4,039,151
959,736	Provident Financial plc*	2,890,078
1,522,226	SIG plc*	473,490
1,554,208	Standard Chartered plc*	7,102,425
566,478	SThree plc	1,805,325
922,923	WPP plc	7,371,648

		86,255,687

	United States - 0.2%
197,429	Ovintiv, Inc.(1)	1,818,249

	Total Common Stocks (cost $1,125,561,555)	$922,101,092

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 0.9%
7,988,051	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $7,988,091; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $8,147,889	$7,988,051

	Securities Lending Collateral - 1.3%
12,544,985	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)	12,544,985

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.2% - (continued)
	Securities Lending Collateral - 1.3% - (continued)
12,661	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	$12,661

		12,557,646

	Total Short-Term Investments (cost $20,545,697)	$20,545,697

Total Investments (cost $1,146,107,252)	98.4%	$942,646,789
Other Assets and Liabilities	1.6%	15,644,850

Total Net Assets	100.0%	$958,291,639

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $8,916,361, representing 0.9% of net assets.

(3)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	108	12/18/2020	$9,633,060	$(50,091)

Total futures contracts				$(50,091)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

49

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$983,192	$983,192	$—	$—
Australia	6,304,595	2,101,789	4,202,806	—
Austria	5,189,549	1,947,500	3,242,049	—
Belgium	13,511,647	—	13,511,647	—
Canada	35,375,712	35,375,712	—	—
China	18,684,018	—	18,684,018	—
Denmark	16,710,328	—	16,710,328	—
Finland	8,276,883	—	8,276,883	—
France	103,597,962	10,906,755	92,691,207	—
Germany	23,776,067	1,505,168	22,270,899	—
Greece	4,350,808	—	4,350,808	—
Hong Kong	29,589,597	—	29,589,597	—
Hungary	2,963,613	—	2,963,613	—
India	7,384,369	—	7,384,369	—
Indonesia	3,078,593	—	3,078,593	—
Ireland	9,304,192	—	9,304,192	—
Italy	23,903,192	—	23,903,192	—
Japan	305,328,760	—	305,328,760	—
Luxembourg	5,175,604	—	5,175,604	—
Malaysia	3,349,462	—	3,349,462	—
Monaco	3,842,494	3,842,494	—	—
Netherlands	40,896,291	—	40,896,291	—
Norway	6,675,721	—	6,675,721	—
Russia	14,677,577	3,028,039	11,649,538	—
South Africa	13,694,208	5,629,824	8,064,384	—
South Korea	35,529,842	—	35,529,842	—
Spain	12,349,932	—	12,349,932	—
Switzerland	43,120,027	—	43,120,027	—
Taiwan	26,906,149	—	26,906,149	—
Thailand	4,948,401	—	4,948,401	—
Turkey	4,548,371	—	4,548,371	—
United Kingdom	86,255,687	4,517,895	81,737,792	—
United States	1,818,249	1,818,249	—	—
Short-Term Investments	20,545,697	12,557,646	7,988,051	—

Total	$942,646,789	$84,214,263	$858,432,526	$—

Liabilities
Futures Contracts(2)	$(50,091)	$(50,091)	$—	$—

Total	$(50,091)	$(50,091)	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

50

Hartford International/Global Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Currency Abbreviations:
QAR	Qatari Riyal
USD	United States Dollar

Index Abbreviations:
EAFE	Europe, Australasia and Far East
SPI	Share Price Index

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

51

Hartford International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2020

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Assets:
Investments in securities, at market value(1)	$54,601,949	$367,264,898	$80,069,922	$773,218,792
Repurchase agreements	1,038,726	1,582,748	2,883,608	10,271,165
Cash	452,844	649,322	1,773,909	5,770,488
Cash collateral held for securities on loan	6,492	127,856	30,023	405,808
Foreign currency	1,964	3,689,390	201	471,251
Receivables:
From affiliates	16,509	49,651	27,794	—
Investment securities sold	98,982	10,950,917	29,497	2,365,995
Fund shares sold	288,167	464,736	136,492	117,156
Dividends and interest	52,688	370,420	48,571	1,477,574
Securities lending income	126	16,878	139	7,152
Variation margin on futures contracts	—	273,065	—	613,107
Tax reclaims	42,065	3,545	122,349	1,254,002
Other assets	35,659	52,685	40,529	56,594

Total assets	56,636,171	385,496,111	85,163,034	796,029,084

Liabilities:
Obligation to return securities lending collateral	129,833	2,557,113	600,455	8,116,155
Payables:
Investment securities purchased	177,187	13,096,614	—	1,995,834
Fund shares redeemed	27,816	104,171	51,516	875,478
Investment management fees	29,869	287,354	45,491	322,883
Transfer agent fees	2,981	57,078	25,296	214,127
Accounting services fees	674	4,464	1,026	9,813
Board of Directors’ fees	184	1,398	304	3,469
Foreign taxes	—	1,491	—	—
Distribution fees	425	1,762	2,382	32,742
Accrued expenses	41,539	128,137	33,878	236,683

Total liabilities	410,508	16,239,582	760,348	11,807,184

Net assets	$56,225,663	$369,256,529	$84,402,686	$784,221,900

Summary of Net Assets:
Capital stock and paid-in-capital	$45,819,999	$379,282,241	$96,631,990	$825,433,091
Distributable earnings (loss)	10,405,664	(10,025,712)	(12,229,304)	(41,211,191)

Net assets	$56,225,663	$369,256,529	$84,402,686	$784,221,900

Shares authorized	175,000,000	660,000,000	225,000,000	560,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$13.13	$9.06	$12.90	$10.24

Maximum offering price per share	$13.89	$9.59	$13.65	$10.84

Shares outstanding	721,617	4,058,097	3,214,477	54,550,484

Net Assets	$9,476,092	$36,748,788	$41,474,426	$558,506,452

Class C: Net asset value per share	$12.97	$8.88	$12.60	$10.05

Shares outstanding	31,116	188,033	169,228	2,484,645

Net Assets	$403,492	$1,669,302	$2,131,786	$24,972,522

Class I: Net asset value per share	$12.95	$9.04	$12.88	$10.38

Shares outstanding	281,729	2,917,711	1,894,666	5,260,376

Net Assets	$3,648,729	$26,381,470	$24,403,484	$54,602,741

Class R3: Net asset value per share	$12.90	$9.01	$12.68	$10.16

Shares outstanding	10,767	31,479	420,126	1,192,033

Net Assets	$138,871	$283,749	$5,326,585	$12,115,011

Class R4: Net asset value per share	$12.91	$9.23	$12.88	$10.26

Shares outstanding	17,765	35,539	69,407	625,641

Net Assets	$229,359	$327,888	$893,838	$6,419,106

The accompanying notes are an integral part of these financial statements.

52

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Class R5: Net asset value per share	$12.87	$9.00	$12.78	$9.03

Shares outstanding	10,730	87,885	19,766	970,330

Net Assets	$138,118	$790,678	$252,637	$8,760,668

Class R6: Net asset value per share	$12.83	$9.05	$12.79	$10.43

Shares outstanding	10,812	117,664	243,184	3,575,310

Net Assets	$138,726	$1,065,427	$3,111,393	$37,295,814

Class Y: Net asset value per share	$13.15	$9.03	$12.81	$10.38

Shares outstanding	126,475	27,111,205	230,924	1,310,737

Net Assets	$1,662,554	$244,884,488	$2,958,469	$13,600,928

Class F: Net asset value per share	$13.29	$9.00	$12.88	$10.44

Shares outstanding	3,038,649	6,343,752	298,875	6,511,024

Net Assets	$40,389,722	$57,104,739	$3,850,068	$67,948,658

Cost of investments	$46,091,134	$328,831,355	$68,325,875	$767,207,440
Cost of foreign currency	$1,995	$3,689,340	$200	$472,537

(1) Includes Investment in securities on loan, at market value	$121,497	$2,486,274	$526,708	$13,044,965

The accompanying notes are an integral part of these financial statements.

53

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Assets:
Investments in securities, at market value(1)	$544,641,330	$3,677,321,641	$934,658,738
Repurchase agreements	4,144,488	9,312,687	7,988,051
Cash	1,468,534	4,112,977	3,224,136
Cash collateral held for securities on loan	372,795	300,736	660,929
Foreign currency	431	158	117,098
Receivables:
From affiliates	31,284	—	—
Investment securities sold	—	30,053,234	20,465,696
Fund shares sold	938,746	5,511,994	3,924,072
Dividends and interest	331,884	3,596,051	4,475,746
Securities lending income	2,412	5,064	38,889
Variation margin on futures contracts	—	—	1,037,353
Tax reclaims	500,218	4,871,939	1,386,904
Other assets	58,308	100,600	70,545

Total assets	552,490,430	3,735,187,081	978,048,157

Liabilities:
Obligation to return securities lending collateral	7,455,899	6,014,712	13,218,575
Payables:
Investment securities purchased	1,527,797	14,507,205	1,625,218
Fund shares redeemed	947,209	3,682,521	3,770,203
Investment management fees	287,290	2,126,070	724,234
Transfer agent fees	62,288	423,288	163,312
Accounting services fees	5,165	45,455	12,318
Board of Directors’ fees	1,349	13,814	6,001
Distribution fees	6,663	30,811	2,498
Accrued expenses	110,033	418,281	234,159

Total liabilities	10,403,693	27,262,157	19,756,518

Net assets	$542,086,737	$3,707,924,924	$958,291,639

Summary of Net Assets:
Capital stock and paid-in-capital	$475,256,094	$3,364,988,959	$1,619,533,069
Distributable earnings (loss)	66,830,643	342,935,965	(661,241,430)

Net assets	$542,086,737	$3,707,924,924	$958,291,639

Shares authorized	485,000,000	825,000,000	730,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$16.10	$16.66	$11.27

Maximum offering price per share	$17.04	$17.63	$11.93

Shares outstanding	8,515,506	27,017,141	2,648,143

Net Assets	$137,068,320	$450,001,341	$29,856,715

Class C: Net asset value per share	$14.63	$14.44	$11.12

Shares outstanding	371,604	1,927,452	601,821

Net Assets	$5,435,370	$27,824,898	$6,691,522

Class I: Net asset value per share	$15.97	$16.57	$11.40

Shares outstanding	11,873,396	20,979,140	39,542,513

Net Assets	$189,630,997	$347,719,308	$450,896,543

Class R3: Net asset value per share	$16.31	$16.93	$11.36

Shares outstanding	43,596	2,190,184	30,245

Net Assets	$711,190	$37,081,667	$343,614

Class R4: Net asset value per share	$16.61	$17.27	$11.32

Shares outstanding	136,074	6,042,000	248,466

Net Assets	$2,259,639	$104,352,614	$2,811,771

The accompanying notes are an integral part of these financial statements.

54

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Class R5: Net asset value per share	$16.73	$17.44	$11.44

Shares outstanding	1,833,305	17,622,648	2,309,932

Net Assets	$30,665,896	$307,346,676	$26,420,102

Class R6: Net asset value per share	$16.83	$17.55	$11.68

Shares outstanding	270,950	42,132,800	3,441,366

Net Assets	$4,560,057	$739,434,398	$40,183,562

Class Y: Net asset value per share	$16.78	$17.55	$11.67

Shares outstanding	748,408	61,224,135	19,267,966

Net Assets	$12,561,546	$1,074,227,055	$224,803,650

Class F: Net asset value per share	$16.00	$16.58	$11.41

Shares outstanding	9,948,683	37,386,899	15,449,659

Net Assets	$159,193,722	$619,936,967	$176,284,160

Cost of investments	$500,881,225	$2,958,871,989	$1,146,107,252
Cost of foreign currency	$431	$158	$117,763

(1) Includes Investment in securities on loan, at market value	$7,040,498	$11,956,895	$14,210,503

The accompanying notes are an integral part of these financial statements.

55

Hartford International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2020

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Investment Income:
Dividends	$663,131	$9,798,618	$1,309,958	$18,604,345
Non-cash dividends	94,121	—	—	465,612
Interest	7,997	45,401	17,919	126,418
Securities lending	7,554	99,470	19,992	142,854
Less: Foreign tax withheld	(45,865)	(1,101,818)	(80,858)	(1,997,752)

Total investment income, net	726,938	8,841,671	1,267,011	17,341,477

Expenses:
Investment management fees	267,288	2,945,223	501,530	3,940,460
Transfer agent fees
Class A	9,718	73,637	81,164	1,202,153
Class C	787	5,286	4,502	70,643
Class I	3,865	22,381	18,974	60,328
Class R3	263	664	10,476	26,817
Class R4	274	613	1,861	11,548
Class R5	143	866	344	8,364
Class R6	5	41	56	1,237
Class Y	1,268	226,701	—	25,091
Class F	351	326	275	1,313
Distribution fees
Class A	15,140	103,206	89,811	1,512,252
Class C	3,161	21,129	21,124	330,396
Class R3	599	1,509	26,417	68,424
Class R4	404	902	3,651	18,195
Custodian fees	21,573	77,596	36,836	123,987
Registration and filing fees	119,408	150,363	168,964	119,550
Accounting services fees	6,629	50,598	12,524	133,193
Board of Directors’ fees	1,312	10,817	1,011	26,160
Audit and tax fees	26,019	56,377	76,642	101,447
Other expenses	21,802	107,967	18,598	195,284

Total expenses (before waivers, reimbursements and fees paid indirectly)	500,009	3,856,202	1,074,760	7,976,842

Expense waivers	(166,854)	(192,826)	(268,467)	—
Management fee waivers	—	—	(121,158)	—
Distribution fee reimbursements	(938)	(385)	(3,605)	(27,190)
Commission recapture	(327)	—	(422)	(1,566)

Total waivers, reimbursements and fees paid indirectly	(168,119)	(193,211)	(393,652)	(28,756)

Total expenses, net	331,890	3,662,991	681,108	7,948,086

Net Investment Income (Loss)	395,048	5,178,680	585,903	9,393,391

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	601,330	(20,678,808)	1,438,352	(15,798,966)
Less: Foreign taxes paid/accrued on realized capital gains	—	(2,049)	(195)	(159,877)
Futures contracts	—	1,134,408	—	(2,180,439)
Foreign currency contracts	—	(1,875)	—	—
Other foreign currency transactions	(7,813)	(217,188)	(42,370)	(113,253)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	593,517	(19,765,512)	1,395,787	(18,252,535)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	8,321,992	30,924,466	9,106,082	(22,138,180)
Futures contracts	—	(32,476)	—	(290,973)
Translation of other assets and liabilities in foreign currencies	2,596	(6,598)	(2,819)	71,890

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	8,324,588	30,885,392	9,103,263	(22,357,263)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	8,918,105	11,119,880	10,499,050	(40,609,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,313,153	$16,298,560	$11,084,953	$(31,216,407)

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$—	$124,356	$—	$28,679

The accompanying notes are an integral part of these financial statements.

56

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Investment Income:
Dividends	$5,142,831	$52,200,496	$43,948,920
Non-cash dividends	25,797	3,006,304	273,361
Interest	43,171	388,598	286,183
Securities lending	23,418	306,164	564,306
Less: Foreign tax withheld	(569,619)	(5,183,125)	(4,486,959)

Total investment income, net	4,665,598	50,718,437	40,585,811

Expenses:
Investment management fees	2,789,035	23,434,357	13,236,833
Transfer agent fees
Class A	279,934	772,667	146,468
Class C	14,929	60,867	14,562
Class I	34,291	279,505	522,414
Class R3	1,443	93,873	912
Class R4	5,423	169,688	4,648
Class R5	30,549	299,682	29,532
Class R6	160	26,963	5,478
Class Y	17,773	1,017,603	273,243
Class F	1,245	7,173	1,422
Distribution fees
Class A	323,415	1,106,552	305,750
Class C	61,001	317,415	109,785
Class R3	3,305	214,980	2,071
Class R4	8,535	280,310	6,859
Custodian fees	35,316	149,145	120,652
Registration and filing fees	127,583	161,225	207,961
Accounting services fees	54,931	552,651	261,395
Board of Directors’ fees	10,887	109,154	48,574
Audit and tax fees	29,263	42,268	63,018
Other expenses	122,219	550,300	292,678

Total expenses (before waivers, reimbursements and fees paid indirectly)	3,951,237	29,646,378	15,654,255

Expense waivers	(171,107)	—	—
Transfer agent fee waivers	—	(369,807)	(47,709)
Distribution fee reimbursements	(3,881)	(8,661)	(245)
Commission recapture	(539)	(12,160)	(1,279)

Total waivers, reimbursements and fees paid indirectly	(175,527)	(390,628)	(49,233)

Total expenses, net	3,775,710	29,255,750	15,605,022

Net Investment Income (Loss)	889,888	21,462,687	24,980,789

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	31,814,960	(181,062,782)	(360,139,167)
Less: Foreign taxes paid/accrued on realized capital gains	(59,504)	(198,968)	5,976
Futures contracts	—	—	1,001,927
Other foreign currency transactions	(96,851)	(1,129,213)	(619,382)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	31,658,605	(182,390,963)	(359,750,646)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	2,994,407	422,816,733	(118,136,296)
Futures contracts	—	—	(387,717)
Translation of other assets and liabilities in foreign currencies	26,383	239,807	46,372

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	3,020,790	423,056,540	(118,477,641)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	34,679,395	240,665,577	(478,228,287)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,569,283	$262,128,264	$(453,247,498)

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$19,556	$36,864	$—

The accompanying notes are an integral part of these financial statements.

57

Hartford International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Climate Opportunities Fund		Hartford Emerging Markets Equity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$395,048	$308,468	$5,178,680	$6,440,010
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	593,517	513,552	(19,765,512)	(13,956,137)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	8,324,588	2,328,028	30,885,392	19,261,050

Net Increase (Decrease) in Net Assets Resulting from Operations	9,313,153	3,150,048	16,298,560	11,744,923

Distributions to Shareholders:
Class A	(119,368)	(626,953)	(930,952)	(958,691)
Class C	(8,961)	(200,802)	(30,884)	(19,122)
Class I	(68,860)	(493,966)	(551,883)	(442,367)
Class R3	(6,294)	(173,663)	(8,081)	(3,118)
Class R4	(5,823)	(176,698)	(2,567)	(69,783)
Class R5	(5,744)	(176,726)	(16,899)	(12,968)
Class R6	(6,463)	(178,619)	(25,806)	(18,910)
Class Y	(26,904)	(192,550)	(5,358,106)	(1,092,943)
Class F	(749,220)	(1,311,452)	(781,456)	(43,618)

Total distributions	(997,637)	(3,531,429)	(7,706,634)	(2,661,520)

Capital Share Transactions:
Sold	31,639,136	7,728,398	130,581,792	261,275,462
Issued on reinvestment of distributions	915,805	3,453,670	7,403,318	2,650,991
Redeemed	(4,714,571)	(20,147,438)	(87,080,919)	(101,840,033)

Net increase (decrease) from capital share transactions	27,840,370	(8,965,370)	50,904,191	162,086,420

Net Increase (Decrease) in Net Assets	36,155,886	(9,346,751)	59,496,117	171,169,823

Net Assets:
Beginning of period	20,069,777	29,416,528	309,760,412	138,590,589

End of period	$56,225,663	$20,069,777	$369,256,529	$309,760,412

The accompanying notes are an integral part of these financial statements.

58

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Global Impact Fund		Hartford International Equity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$585,903	$605,329	$9,393,391	$19,574,298
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,395,787	(1,698,261)	(18,252,535)	(34,640,046)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	9,103,263	7,495,410	(22,357,263)	97,014,927

Net Increase (Decrease) in Net Assets Resulting from Operations	11,084,953	6,402,478	(31,216,407)	81,949,179

Distributions to Shareholders:
Class A	(147,652)	(56,772)	(15,148,861)	(3,190,662)
Class C	(7,654)	(4,833)	(514,273)	(129,482)
Class I	(132,781)	(357,502)	(2,054,436)	(531,598)
Class R3	(22,549)	(1,473)	(307,228)	(77,335)
Class R4	(9,729)	(2,940)	(182,968)	(69,116)
Class R5	(2,372)	(1,496)	(50,469)	(6,824)
Class R6	(7,185)	(1,519)	(709,639)	(32,690)
Class Y	(59,070)	(2,907)	(845,813)	(161,978)
Class F	(256,406)	(3,385,308)	(1,982,075)	(400,679)

Total distributions	(645,398)	(3,814,750)	(21,795,762)	(4,600,364)

Capital Share Transactions:
Sold	20,511,763	13,767,962	91,228,401	97,983,678
Issued in merger	82,415,575	—	—	—
Issued on reinvestment of distributions	635,509	3,531,252	21,151,248	4,412,669
Redeemed	(76,012,743)	(2,754,259)	(241,036,381)	(297,454,808)

Net increase (decrease) from capital share transactions	27,550,104	14,544,955	(128,656,732)	(195,058,461)

Net Increase (Decrease) in Net Assets	37,989,659	17,132,683	(181,668,901)	(117,709,646)

Net Assets:
Beginning of period	46,413,027	29,280,344	965,890,801	1,083,600,447

End of period	$84,402,686	$46,413,027	$784,221,900	$965,890,801

The accompanying notes are an integral part of these financial statements.

59

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$889,888	$2,847,936	$21,462,687	$61,092,452
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	31,658,605	(11,389,958)	(182,390,963)	(216,701,521)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,020,790	48,850,249	423,056,540	543,368,730

Net Increase (Decrease) in Net Assets Resulting from Operations	35,569,283	40,308,227	262,128,264	387,759,661

Distributions to Shareholders:
Class A	(721,736)	(9,270,646)	(6,181,796)	(16,748,487)
Class C	—	(589,259)	(261,125)	(1,356,020)
Class I	(400,088)	(2,609,314)	(5,982,588)	(15,473,343)
Class R3	(1,745)	(40,927)	(460,064)	(1,838,521)
Class R4	(16,976)	(509,112)	(1,494,778)	(5,381,710)
Class R5	(263,929)	(1,774,523)	(4,277,258)	(9,675,206)
Class R6	(34,507)	(77,484)	(11,152,699)	(20,714,677)
Class Y	(158,669)	(1,259,943)	(16,953,720)	(38,119,791)
Class F	(1,145,422)	(7,789,236)	(11,446,722)	(24,783,692)

Total distributions	(2,743,072)	(23,920,444)	(58,210,750)	(134,091,447)

Capital Share Transactions:
Sold	261,096,819	71,745,516	851,693,324	947,713,632
Issued on reinvestment of distributions	2,715,341	23,421,317	55,781,632	129,273,370
Redeemed	(91,978,214)	(83,443,489)	(985,954,816)	(1,338,530,040)

Net increase (decrease) from capital share transactions	171,833,946	11,723,344	(78,479,860)	(261,543,038)

Net Increase (Decrease) in Net Assets	204,660,157	28,111,127	125,437,654	(7,874,824)

Net Assets:
Beginning of period	337,426,580	309,315,453	3,582,487,270	3,590,362,094

End of period	$542,086,737	$337,426,580	$3,707,924,924	$3,582,487,270

The accompanying notes are an integral part of these financial statements.

60

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Value Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$24,980,789	$57,359,301
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(359,750,646)	(45,754,127)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(118,477,641)	45,811,841

Net Increase (Decrease) in Net Assets Resulting from Operations	(453,247,498)	57,417,015

Distributions to Shareholders:
Class A	(5,897,568)	(19,424,941)
Class C	(306,110)	(1,595,295)
Class I	(31,692,857)	(58,663,245)
Class R3	(11,482)	(49,201)
Class R4	(87,974)	(103,976)
Class R5	(1,052,666)	(2,391,166)
Class R6	(5,419,824)	—
Class Y	(17,970,437)	(41,199,699)
Class F	(9,066,373)	(24,502,454)

Total distributions	(71,505,291)	(147,929,977)

Capital Share Transactions:
Sold	551,353,898	1,393,683,414
Issued on reinvestment of distributions	68,483,557	143,495,664
Redeemed	(1,470,688,737)	(1,439,127,290)

Net increase (decrease) from capital share transactions	(850,851,282)	98,051,788

Net Increase (Decrease) in Net Assets	(1,375,604,071)	7,538,826

Net Assets:
Beginning of period	2,333,895,710	2,326,356,884

End of period	$958,291,639	$2,333,895,710

The accompanying notes are an integral part of these financial statements.

61

Hartford International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Climate Opportunities Fund

For the Year Ended October 31, 2020
A	$10.92	$0.07	$2.42	$2.49	$(0.05)	$(0.23)	$(0.28)	$13.13	23.27%		$9,476	1.49%		1.10%		0.58%		36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24		403	2.33		1.94		(0.26)		36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58		3,649	1.21		0.83		0.86		36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51		139	1.80		0.93		0.74		36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48		229	1.50		0.93		0.76		36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58		138	1.20		0.81		0.85		36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73		139	1.08		0.69		0.97		36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66		1,663	1.18		0.79		0.90		36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76		40,390	1.08		0.69		1.00		36

For the Year Ended October 31, 2019
A	$10.99	$0.11	$1.34	$1.45	$(0.11)	$(1.41)	$(1.52)	$10.92	16.47%		$4,510	1.79%		1.08%		1.12%		50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68		286	2.38		0.95		1.19		50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85		2,314	1.41		0.77		1.25		50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77		112	1.85		0.75		1.39		50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78		125	1.61		0.84		1.30		50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88		112	1.35		0.79		1.35		50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12		112	1.31		0.67		1.47		50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00		804	1.36		0.71		1.39		50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88		11,696	1.41		0.69		1.52		50

For the Year Ended October 31, 2018
A	$13.64	$0.13	$(1.65)	$(1.52)	$(0.06)	$(1.07)	$(1.13)	$10.99	(12.08)%		$4,266	1.64%		1.07%		1.04%		42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)		1,425	2.34		0.97		1.13		42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)		8,157	1.26		0.76		1.25		42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)		1,231	1.96		0.98		1.13		42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)		1,247	1.66		0.92		1.18		42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)		1,241	1.36		0.87		1.24		42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)		1,244	1.24		0.75		1.35		42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)		1,342	1.29		0.76		1.34		42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)		9,263	1.24		0.75		1.38		42

For the Year Ended October 31, 2017
A	$11.53	$0.11	$2.33	$2.44	$(0.12)	$(0.21)	$(0.33)	$13.64	21.76%		$4,336	1.87%		1.18%		0.87%		44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48		1,559	2.53		1.37		0.69		44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12		19,040	1.53		0.92		1.18		44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68		1,399	2.20		1.22		0.83		44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84		1,404	1.90		1.11		0.94		44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01		1,408	1.60		1.00		1.05		44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,411	1.50		0.90		1.16		44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,469	1.51		0.90		1.16		44
F(4)	11.81	0.08	1.79	1.87	—	—	—	13.68	15.83	(5)	6,424	1.58	(6)	0.90	(6)	0.87	(6)	44

For the Period Ended October 31, 2016
A(7)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$11.53	15.30	%(5)	$1,489	1.46	%(6)	1.17	%(6)	1.75	%(6)	25	%(5)
C(7)	10.00	0.07	1.40	1.47	—	—	—	11.47	14.70	(5)	1,196	2.20	(6)	1.90	(6)	0.99	(6)	25	(5)
I(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	21,506	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
R3(7)	10.00	0.10	1.40	1.50	—	—	—	11.50	15.00	(5)	1,150	1.90	(6)	1.60	(6)	1.29	(6)	25	(5)
R4(7)	10.00	0.12	1.40	1.52	—	—	—	11.52	15.20	(5)	1,152	1.60	(6)	1.30	(6)	1.59	(6)	25	(5)
R5(7)	10.00	0.14	1.40	1.54	—	—	—	11.54	15.40	(5)	1,154	1.30	(6)	1.00	(6)	1.89	(6)	25	(5)
R6(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
Y(7)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)

The accompanying notes are an integral part of these financial statements.

62

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Emerging Markets Equity Fund

For the Year Ended October 31, 2020
A	$8.96	$0.11	$0.18		$0.29	$(0.19)	$—	$(0.19)	$9.06	3.12%		$36,749	1.47%	1.41%		1.27%	104%
C	8.78	0.04	0.16		0.20	(0.10)	—	(0.10)	8.88	2.26		1,669	2.29	2.20		0.45	104
I	8.94	0.14	0.18		0.32	(0.22)	—	(0.22)	9.04	3.45		26,381	1.14	1.08		1.61	104
R3	8.95	0.09	0.16		0.25	(0.19)	—	(0.19)	9.01	2.68		284	1.76	1.70		1.04	104
R4	9.01	0.12	0.16		0.28	(0.06)	—	(0.06)	9.23	3.12		328	1.46	1.39		1.34	104
R5	8.90	0.14	0.18		0.32	(0.22)	—	(0.22)	9.00	3.46		791	1.16	1.10		1.58	104
R6	8.96	0.15	0.17		0.32	(0.23)	—	(0.23)	9.05	3.43		1,065	1.04	0.98		1.71	104
Y	8.93	0.14	0.18		0.32	(0.22)	—	(0.22)	9.03	3.47		244,884	1.14	1.08		1.62	104
F	8.90	0.15	0.17		0.32	(0.22)	—	(0.22)	9.00	3.55		57,105	1.04	0.98		1.73	104

For the Year Ended October 31, 2019
A	$8.39	$0.18	$0.54		$0.72	$(0.15)	$—	$(0.15)	$8.96	8.82%		$45,113	1.50%	1.39%		2.02%	81%
C	8.18	0.10	0.54		0.64	(0.04)	—	(0.04)	8.78	7.93		2,738	2.34	2.20		1.20	81
I	8.39	0.23	0.50		0.73	(0.18)	—	(0.18)	8.94	8.99		23,116	1.19	1.09		2.60	81
R3	8.38	0.16	0.54		0.70	(0.13)	—	(0.13)	8.95	8.45		220	1.81	1.69		1.78	81
R4	8.44	0.14	0.59		0.73	(0.16)	—	(0.16)	9.01	8.87		352	1.51	1.39		1.65	81
R5	8.34	0.22	0.52		0.74	(0.18)	—	(0.18)	8.90	9.14		691	1.21	1.10		2.51	81
R6	8.39	0.22	0.54		0.76	(0.19)	—	(0.19)	8.96	9.26		1,006	1.09	0.98		2.57	81
Y	8.38	0.29	0.45		0.74	(0.19)	—	(0.19)	8.93	9.06		205,680	1.19	1.07		3.34	81
F	8.35	0.28	0.46		0.74	(0.19)	—	(0.19)	8.90	9.17		30,845	1.09	0.98		3.20	81

For the Year Ended October 31, 2018
A	$9.85	$0.20	$(1.52)		$(1.32)	$(0.14)	$—	$(0.14)	$8.39	(13.61)%		$61,016	1.53%	1.38%		2.10%	85%
C	9.64	0.08	(1.45)		(1.37)	(0.09)	—	(0.09)	8.18	(14.32)		3,682	2.37	2.20		0.83	85
I	9.83	0.22	(1.50)		(1.28)	(0.16)	—	(0.16)	8.39	(13.30)		16,780	1.24	1.07		2.23	85
R3	9.85	0.13	(1.48)		(1.35)	(0.12)	—	(0.12)	8.38	(13.89)		206	1.85	1.68		1.37	85
R4	9.90	0.27	(1.59)		(1.32)	(0.14)	—	(0.14)	8.44	(13.57)		5,580	1.55	1.38		2.90	85
R5	9.79	0.18	(1.47)		(1.29)	(0.16)	—	(0.16)	8.34	(13.43)		611	1.26	1.11		1.88	85
R6(9)	10.24	0.11	(1.96)		(1.85)	—	—	—	8.39	(18.07	)(5)	838	1.14 (6)	0.98	(6)	1.90 (6)	85
Y	9.83	0.20	(1.48)		(1.28)	(0.17)	—	(0.17)	8.38	(13.32)		47,966	1.19	1.02		2.06	85
F	9.85	0.21	(1.49)		(1.28)	(0.22)	—	(0.22)	8.35	(13.30)		1,912	1.14	0.98		2.23	85

For the Year Ended October 31, 2017
A	$7.65	$0.15	$2.12		$2.27	$(0.07)	$—	$(0.07)	$9.85	30.12%		$23,924	1.76%	1.56%		1.78%	98%
C	7.49	0.08	2.10		2.18	(0.03)	—	(0.03)	9.64	29.28		5,560	2.50	2.33		0.91	98
I	7.64	0.21	2.08		2.29	(0.10)	—	(0.10)	9.83	30.54		11,361	1.42	1.29		2.43	98
R3	7.58	0.12	2.15		2.27	—	—	—	9.85	29.95		197	2.11	1.82		1.41	98
R4	7.61	0.11	2.18		2.29	—	—	—	9.90	30.09		41	1.87	1.56		1.38	98
R5	7.59	0.09	2.20		2.29	(0.09)	—	(0.09)	9.79	30.66		876	1.35	1.17		0.95	98
Y	7.64	0.13	2.17		2.30	(0.11)	—	(0.11)	9.83	30.64		38,223	1.32	1.23		1.62	98
F(4)	7.96	0.21	1.68		1.89	—	—	—	9.85	23.74	(5)	1,500	1.25 (6)	1.03	(6)	3.54 (6)	98

For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50	(10)	$0.58	$(0.13)	$(0.10)	$(0.23)	$7.65	8.52%		$10,848	1.94%	1.76	%(11)	1.12%	97%
C	7.15	0.03	0.49	(10)	0.52	(0.08)	(0.10)	(0.18)	7.49	7.69		1,520	2.61	2.51	(11)	0.46	97
I	7.30	0.10	0.51	(10)	0.61	(0.17)	(0.10)	(0.27)	7.64	8.94		2,665	1.42	1.36	(11)	1.52	97
R3	7.24	—	0.56	(10)	0.56	(0.12)	(0.10)	(0.22)	7.58	8.30		165	2.09	1.96	(11)	(0.01)	97
R4	7.28	0.01	0.57	(10)	0.58	(0.15)	(0.10)	(0.25)	7.61	8.44		40	1.78	1.66	(11)	0.11	97
R5	7.30	0.02	0.54	(10)	0.56	(0.17)	(0.10)	(0.27)	7.59	8.22		13	1.47	1.36	(11)	0.35	97
Y	7.29	0.09	0.53	(10)	0.62	(0.17)	(0.10)	(0.27)	7.64	9.16		65,378	1.37	1.31	(11)	1.33	97

The accompanying notes are an integral part of these financial statements.

63

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Global Impact Fund

For the Year Ended October 31, 2020
A	$11.32	$0.06	$1.56	$1.62	$(0.04)	$—	$(0.04)	$12.90	14.37%		$41,474	1.50%		1.02%		0.56%		85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63		2,132	2.23		1.75		(0.17)		85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79		24,403	1.12		0.66		0.90		85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21		5,327	1.72		1.22		0.36		85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59		894	1.38		0.87		0.73		85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77		253	1.10		0.60		0.95		85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87		3,111	1.04		0.59		0.88		85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15		2,958	0.93		0.43		1.27		85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05		3,850	0.98		0.41		1.01		85

For the Year Ended October 31, 2019
A	$11.10	$0.12	$1.46	$1.58	$(0.06)	$(1.30)	$(1.36)	$11.32	16.93%		$872	1.94	%(12)	1.10	%(12)	1.17%		5	%(13)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45		38	2.74	(12)	1.60	(12)	0.63		5	(13)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47		13,351	1.54	(12)	0.73	(12)	1.60		5	(13)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94		282	2.07	(12)	1.19	(12)	0.79		5	(13)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11		27	1.91	(12)	0.95	(12)	1.25		5	(13)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45		13	1.61	(12)	0.76	(12)	1.43		5	(13)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45		897	1.43	(12)	0.63	(12)	1.81		5	(13)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42		300	1.54	(12)	0.67	(12)	2.11		5	(13)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43		30,632	1.49	(12)	0.66	(12)	1.54		5	(13)

For the Year Ended October 31, 2018
A	$11.63	$0.09	$(0.27)	$(0.18)	$—	$(0.35)	$(0.35)	$11.10	(1.69)%		$455	2.35	%(12)	1.20	%(12)	0.78%		79	%(14)
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)		40	3.12	(12)	1.64	(12)	0.28		79	(14)
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)		2,588	1.91	(12)	0.79	(12)	1.12		79	(14)
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)		11	2.60	(12)	0.98	(12)	0.85		79	(14)
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)		23	2.30	(12)	1.03	(12)	0.88		79	(14)
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)		11	1.99	(12)	0.85	(12)	1.00		79	(14)
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)		12	1.88	(12)	0.74	(12)	1.10		79	(14)
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)		22	1.93	(12)	0.79	(12)	1.15		79	(14)
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)		26,117	1.88	(12)	0.74	(12)	1.10		79	(14)

For the Period Ended October 31, 2017(4)
A	$10.00	$0.06	$1.57	$1.63	$—	$—	$—	$11.63	16.30	%(5)	$140	5.13	%(6)(12)	1.19	%(6)(12)	0.76	%(6)	50	%(14)
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70	(5)	16	5.94	(6)(12)	2.00	(6)(12)	0.11	(6)	50	(14)
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(5)	1,214	4.76	(6)(12)	0.86	(6)(12)	1.26	(6)	50	(14)
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30	(5)	12	5.54	(6)(12)	1.22	(6)(12)	0.93	(6)	50	(14)
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40	(5)	12	5.24	(6)(12)	1.12	(6)(12)	1.01	(6)	50	(14)
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50	(5)	12	4.94	(6)(12)	0.95	(6)(12)	1.19	(6)	50	(14)
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(5)	12	4.84	(6)(12)	0.85	(6)(12)	1.29	(6)	50	(14)
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50	(5)	12	4.79	(6)(12)	0.90	(6)(12)	1.63	(6)	50	(14)
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50	(5)	26,456	4.74	(6)(12)	0.85	(6)(12)	1.28	(6)	50	(14)

Hartford International Equity Fund

For the Year Ended October 31, 2020
A	$10.74	$0.11	$(0.37)	$(0.26)	$(0.24)	$—	$(0.24)	$10.24	(2.57)%		$558,506	0.99%		0.99%		1.04%		77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)		24,973	1.75		1.75		0.24		77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)		54,603	0.63		0.63		1.36		77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)		12,115	1.24		1.23		0.79		77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)		6,419	0.95		0.95		1.07		77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)		8,761	0.66		0.66		1.67		77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)		37,296	0.55		0.55		1.53		77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)		13,601	0.65		0.65		1.27		77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)		67,949	0.54		0.54		1.50		77

The accompanying notes are an integral part of these financial statements.

64

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford International Equity Fund – (continued)

For the Year Ended October 31, 2019
A	$9.91	$0.20	$0.67	$0.87	$(0.02)	$(0.02)	$(0.04)	$10.74	8.88%		$685,465	0.97%	0.97%		1.94%		78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01		43,009	1.71	1.71		1.13		78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29		82,136	0.63	0.63		2.20		78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59		16,410	1.24	1.24		1.67		78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89		8,653	0.96	0.96		1.99		78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27		1,686	0.65	0.65		2.23		78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29		22,624	0.54	0.54		2.32		78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28		33,756	0.62	0.62		2.38		78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39		72,152	0.54	0.54		2.38		78

For the Year Ended October 31, 2018
A	$11.42	$0.13	$(1.28)	$(1.15)	$(0.18)	$(0.18)	$(0.36)	$9.91	(10.47)%		$750,143	1.15%	0.97%		1.30%		85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)		70,348	1.96	1.75		0.65		85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)		120,491	0.87	0.66		1.85		85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)		19,595	1.41	1.27		0.29		85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)		15,357	1.19	0.99		1.29		85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)		1,109	0.91	0.69		1.75		85
R6(9)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37	)(5)	4,959	0.68 (6)	0.53	(6)	1.50	(6)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)		27,321	0.83	0.59		2.02		85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)		74,278	0.71	0.55		1.76		85

For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$(0.17)	$11.42	24.17%		$15,943	1.74%	1.16%		1.43%		133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29		4,527	2.47	1.91		0.71		133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49		14,971	1.43	0.88		1.88		133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76		93	2.28	1.46		1.10		133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13		740	1.75	1.17		1.39		133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50		397	1.38	0.85		2.28		133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67		11,822	1.31	0.78		1.76		133
F(4)	9.65	0.08	1.80	1.88	—	—	—	11.53	19.48	(5)	1,739	1.26 (6)	0.66	(6)	1.01	(6)	133

For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$(0.23)	$9.37	2.29%		$10,519	1.99%	1.20	%(15)	1.52%		95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	(0.16)	9.31	1.37		120	2.71	1.95	(15)	0.17		95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	(0.17)	9.25	1.46		2,583	2.73	1.95	(15)	0.80		95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	(0.26)	9.44	2.55		5,109	1.63	0.90	(15)	1.82		95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	(0.22)	9.37	2.02		110	2.26	1.50	(15)	0.57		95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	(0.24)	9.40	2.24		251	1.94	1.20	(15)	0.80		95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	(0.27)	9.38	2.01		11	1.61	0.90	(15)	0.79		95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	(0.28)	9.44	2.73		10,857	1.51	0.80	(15)	1.96		95

The Hartford International Growth Fund

For the Year Ended October 31, 2020
A	$14.40	$0.00 (8)	$1.78	$1.78	$(0.08)	$—	$(0.08)	$16.10	12.40%		$137,068	1.36%	1.30%		0.00	%(19)	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51		5,435	2.14	2.05		(0.76)		112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75		189,631	0.97	0.93		0.40		112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08		711	1.61	1.57		(0.26)		112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44		2,260	1.30	1.26		0.07		112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76		30,666	0.99	0.95		0.35		112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90		4,560	0.90	0.85		0.48		112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74		12,562	1.00	0.95		0.35		112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88		159,194	0.89	0.85		0.47		112

The accompanying notes are an integral part of these financial statements.

65

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Growth Fund – (continued)

For the Year Ended October 31, 2019
A	$13.85	$0.09	$1.51	$1.60	$(0.08)	$(0.97)	$(1.05)	$14.40	12.97%		$128,065		1.38%	1.30%		0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16		6,842		2.15	2.05		(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41		39,175		0.99	0.94		1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63		632		1.63	1.57		0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99		4,102		1.33	1.27		0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40		25,303		1.02	0.96		1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48		3,059		0.91	0.85		1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45		18,100		0.98	0.92		1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50		112,149		0.91	0.85		1.12	64

For the Year Ended October 31, 2018
A	$15.21	$0.10	$(1.38)	$(1.28)	$(0.08)	$—	$(0.08)	$13.85	(8.47)%		$123,681		1.40%	1.30%		0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)		7,962		2.21	2.05		(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)		35,144		1.04	0.98		0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)		556		1.67	1.60		0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)		8,748		1.36	1.30		0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)		21,691		1.06	1.00		1.03	76
R6(9)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21	)(5)	583		0.94 (6)	0.86	(6)	0.22 (6)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)		16,422		0.98	0.91		1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)		94,527		0.95	0.89		1.07	76

For the Year Ended October 31, 2017
A	$12.24	$0.09	$3.02	$3.11	$(0.14)	$—	$(0.14)	$15.21	25.79%		$124,332		1.48%	1.30%		0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88		15,539		2.21	2.05		(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05		26,644		1.34	1.00		1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48		649		1.81	1.60		0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75		11,579		1.39	1.30		0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23		7,184		1.10	1.00		0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20		11,865		1.01	0.95		0.81	82
F(4)	12.18	0.06	2.87	2.93	—	—	—	15.11	24.06		(5	)61,131	0.99 (6)	0.90	(6)	0.65 (6)	82

For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$(0.08)	$12.24	(0.39)%		$109,049		1.56%	1.32	%(16)	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	11.27	(1.23)		911		2.69	2.07	(16)	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	(0.01)	11.26	(1.22)		14,706		2.27	2.07	(16)	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	(0.13)	12.16	(0.12)		35,437		1.19	1.02	(16)	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	(0.07)	12.33	(0.78)		1,027		1.79	1.62	(16)	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	(0.12)	12.55	(0.45)		10,542		1.43	1.32	(16)	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	(0.13)	12.67	(0.17)		5,925		1.13	1.02	(16)	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	(0.14)	12.71	(0.09)		17,282		1.03	0.97	(16)	1.25	89

The Hartford International Opportunities Fund

For the Year Ended October 31, 2020
A	$15.70	$0.05	$1.12	$1.17	$(0.21)	$—	$(0.21)	$16.66	7.48%		$450,001		1.12%	1.12%		0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67		27,825		1.89	1.89		(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81		347,719		0.78	0.78		0.63	100
R3	15.95	0.00 (8)	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10		37,082		1.42	1.42		(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45		104,353		1.10	1.10		0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77		307,347		0.80	0.80		0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88		739,434		0.70	0.70		0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83		1,074,227		0.80	0.76		0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89		619,937		0.70	0.70		0.71	100

The accompanying notes are an integral part of these financial statements.

66

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Opportunities Fund – (continued)

For the Year Ended October 31, 2019
A	$14.66	$0.21	$1.36	$1.57	$(0.18)	$(0.35)	$(0.53)	$15.70	11.32%	$464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92

For the Year Ended October 31, 2018
A	$17.49	$0.18	$(2.19)	$(2.01)	$(0.21)	$(0.61)	$(0.82)	$14.66	(12.07)%	$480,730	1.10%	1.10%	1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86	0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79	1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41	0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11	1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80	1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70	1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74	1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70	1.49	76

For the Year Ended October 31, 2017
A	$14.36	$0.18	$3.10	$3.28	$(0.15)	$—	$(0.15)	$17.49	23.07%	$571,753	1.14%	1.14%	1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13	67,778	1.88	1.88	0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36	428,563	0.89	0.89	1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69	69,884	1.42	1.42	0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07	192,812	1.12	1.12	1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47	240,029	0.82	0.82	1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59	218,688	0.71	0.71	1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74	1.49	102
F(4)	14.79	0.20	2.44	2.64	—	—	—	17.43	17.85 (5)	526,321	0.71 (6)	0.71 (6)	1.75 (6)	102

For the Year Ended October 31, 2016
A	$15.11	$0.18	$(0.59)	$(0.41)	$(0.11)	$(0.23)	$(0.34)	$14.36	(2.68)%	$483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82

The Hartford International Value Fund

For the Year Ended October 31, 2020
A	$14.53	$0.16	$(3.00)	$(2.84)	$(0.42)	$—	$(0.42)	$11.27	(20.24)%	$29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26

The accompanying notes are an integral part of these financial statements.

67

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Value Fund – (continued)

For the Year Ended October 31, 2019
A	$15.11	$0.31	$0.15	$0.46	$(0.34)		$(0.70)	$(1.04)	$14.53	3.90%	$205,566	1.20%	1.20%		2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)		(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95		1.45	51
I	15.28	0.39	0.12	0.51	(0.40)		(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91		2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)		(0.70)	(0.98)	14.62	3.53	669	1.54	1.54		1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)		(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25		2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)		(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95		2.80	51
R6(17)	14.59	0.30	0.14	0.44	—		—	—	15.03	3.05 (5)	170,365	0.84 (6)	0.84	(6)	3.15 (6)	51
Y	15.60	0.38	0.14	0.52	(0.40)		(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89		2.63	51
F	15.30	0.36	0.15	0.51	(0.41)		(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84		2.55	51

For the Year Ended October 31, 2018
A	$17.87	$0.28	$(1.88)	$(1.60)	$(0.55)		$(0.61)	$(1.16)	$15.11	(9.67)%	$293,131	1.20%	1.20%		1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)		(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92		0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)		(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90		1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)		(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55		1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)		(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25		1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)		(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93		1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)		(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87		1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)		(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83		2.16	22

For the Year Ended October 31, 2017
A	$15.02	$0.28	$3.28	$3.56	$(0.27)		$(0.44)	$(0.71)	$17.87	24.76%	$379,165	1.32%	1.32%		1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)		(0.44)	(0.61)	17.61	24.01	34,949	1.93	1.93		1.14	26
I	15.19	0.40	3.26	3.66	(0.34)		(0.44)	(0.78)	18.07	25.21	1,196,683	0.93	0.93		2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)		(0.44)	(0.70)	17.99	24.46	933	1.57	1.57		1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)		(0.44)	(0.73)	17.98	24.83	1,758	1.25	1.25		1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)		(0.44)	(0.78)	18.13	25.18	21,727	0.93	0.93		2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)		(0.44)	(0.79)	18.43	25.29	736,027	0.86	0.86		2.37	26
F(4)	15.50	0.31	2.28	2.59	—		—	—	18.09	16.71 (5)	377,877	0.83 (6)	0.83	(6)	2.61 (6)	26

For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$	(0.26)	$(0.44)	$15.02	8.38%	$445,154	1.35%	1.35	%(18)	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)		(0.26)	(0.31)	14.80	7.70	34,860	2.00	2.00	(18)	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)		(0.26)	(0.48)	15.19	8.84	685,403	0.98	0.98	(18)	1.74	32
R3	14.28	0.12	1.00	1.12	—		(0.26)	(0.26)	15.14	8.08	545	1.61	1.61	(18)	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)		(0.26)	(0.41)	15.12	8.48	1,679	1.30	1.30	(18)	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)		(0.26)	(0.44)	15.24	8.83	708	1.00	1.00	(18)	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)		(0.26)	(0.49)	15.48	8.90	361,119	0.89	0.89	(18)	1.88	32

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 29, 2016.
(8)	Amount is less than $0.01 per share.
(9)	Commenced operations on February 28, 2018.
(10)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

68

Hartford International/Global Equity Funds

Financial Highlights – (continued)

(12)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(13)

Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.

(14)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(15)

Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(17)	Commenced operations on February 28, 2019.
(18)

Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Amount is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

69

Hartford International/Global Equity Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2020. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Climate Opportunities Fund (the “Climate Opportunities Fund”) (formerly, Hartford Environmental Opportunities Fund)

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Global Impact Fund (the “Global Impact Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Certain classes of the International Equity Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds’ prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund’s shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been

70

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

71

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 9 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

72

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2020, the Emerging Markets Equity Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.

73

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$53,073	$—	$—	$53,073

Total	$—	$—	$—	$53,073	$—	$—	$53,073

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$1,134,408	$—	$—	$1,134,408
Net realized gain (loss) on foreign currency contracts	—	(1,875)	—	—	—	—	(1,875)

Total	$—	$(1,875)	$—	$1,134,408	$—	$—	$1,132,533

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(32,476)	$—	$—	$(32,476)

Total	$—	$—	$—	$(32,476)	$—	$—	$(32,476)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	96
Foreign Currency Contracts Sold at Contract Amount	$21,367

International Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$174,025	$—	$—	$174,025

Total	$—	$—	$—	$174,025	$—	$—	$174,025

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

74

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

International Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(2,180,439)	$—	$—	$(2,180,439)

Total	$—	$—	$—	$(2,180,439)	$—	$—	$(2,180,439)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(290,973)	$—	$—	$(290,973)

Total	$—	$—	$—	$(290,973)	$—	$—	$(290,973)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	102

International Value Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$50,091	$—	$—	$50,091

Total	$—	$—	$—	$50,091	$—	$—	$50,091

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$1,001,927	$—	$—	$1,001,927

Total	$—	$—	$—	$1,001,927	$—	$—	$1,001,927

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(387,717)	$—	$—	$(387,717)

Total	$—	$—	$—	$(387,717)	$—	$—	$(387,717)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	142

75

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Emerging Markets Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$53,073	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	53,073	—

Derivatives not subject to a MNA	(53,073)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(174,025)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(174,025)

Derivatives not subject to a MNA	—	174,025

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(50,091)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(50,091)

Derivatives not subject to a MNA	—	50,091

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

76

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Climate Opportunities Fund	$209,754	$787,883	$815,434	$2,715,995
Emerging Markets Equity Fund	7,706,634	—	2,661,520	—
Global Impact Fund	645,398	—	3,814,750	—
International Equity Fund	21,795,762	—	2,079,593	2,520,771
International Growth Fund	2,743,072	—	2,456,585	21,463,859
International Opportunities Fund	58,210,750	—	52,957,294	81,134,153
International Value Fund	71,505,291	—	70,664,397	77,265,580

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Climate Opportunities Fund	$1,002,698	$—	$—	$9,402,966	$10,405,664
Emerging Markets Equity Fund	4,681,236	—	(52,970,456)	38,263,508	(10,025,712)
Global Impact Fund	500,175	—	(26,375,355)	13,645,876	(12,229,304)
International Equity Fund	9,271,888	—	(55,960,683)	5,477,604	(41,211,191)
International Growth Fund	1,028,969	19,501,709	—	46,299,965	66,830,643
International Opportunities Fund	26,473,802	—	(402,676,050)	719,138,213	342,935,965
International Value Fund	25,774,525	—	(429,500,336)	(257,515,619)	(661,241,430)

(1)

Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

77

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments, adjustments due to collapse of the master partnership fund, and capital loss carryforwards from a fund merger. Adjustments are made to reflect the impact these items have on the current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
Global Impact Fund	$26,890,690	$(26,890,690)
International Equity Fund	253,430	(253,430)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals, partnerships and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Climate Opportunities Fund	$46,239,477	$10,851,158	$(1,449,967)	$9,401,191
Emerging Markets Equity Fund	330,580,462	60,730,532	(22,461,648)	38,268,884
Global Impact Fund	69,304,502	17,733,644	(4,084,877)	13,648,767
International Equity Fund	777,891,344	75,058,738	(69,634,503)	5,424,235
International Growth Fund	502,515,316	61,137,618	(14,866,110)	46,271,508
International Opportunities Fund	2,967,768,291	767,919,914	(49,072,407)	718,847,507
International Value Fund	1,200,216,494	76,374,168	(334,172,345)	(257,798,177)

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$46,772,685		$6,197,771
Global Impact Fund	4,345,748	*	22,029,607	*
International Equity Fund	29,889,553	*	26,071,130	*
International Opportunities Fund	332,125,526		70,550,524
International Value Fund	50,618,968		378,881,368

*	Future utilization of losses are subject to limitation under current tax laws.

The Climate Opportunities Fund and International Growth Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2020 (tax year-end).

During the year ended October 31, 2020, Global Impact Fund and International Growth Fund utilized $1,052,714 and $11,971,308 of prior year capital loss carryforwards, respectively.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group,

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Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund (or allocated portion of the assets in the case of Climate Opportunities Fund) in accordance with the Fund’s investment objective and policies. With respect to the Climate Opportunities Fund, HFMC has also entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“SIMNA”) and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement. SIMNA and SIMNA Ltd. perform the daily investment of the assets for a portion of the Climate Opportunities Fund in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to one or more sub-advisers out of its investment management fee. With respect to Climate Opportunities Fund, SIMNA pays a sub-sub-advisory fee to SIMNA Ltd. out of the sub-advisory fees received from HFMC for the Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Climate Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion

Global Impact Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and
0.4300% over $5 billion

International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund were accrued daily and paid monthly at the rates below.

Climate Opportunities Fund, Emerging Markets Equity Fund, Global Impact Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, and International Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

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Hartford International/Global Equity Funds

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October 31, 2020

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) through February 28, 2021 (unless the Board of Directors approves its earlier termination) as follows for the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Growth Fund	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.10%	1.94%	0.83%	0.92%	0.93%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.41%	2.20%	1.08%	1.70%	1.39%	1.10%	0.98%	1.08%	0.98%
Global Impact Fund	1.02%	1.75%	0.66%	1.22%	0.87%	0.59%	0.59%	0.43%	0.41%
International Equity Fund	0.99%	1.75%	0.63%	1.23%	0.95%	0.66%	0.55%	0.65%	0.54%
International Growth Fund	1.30%	2.05%	0.93%	1.57%	1.26%	0.95%	0.85%	0.95%	0.85%
International Opportunities Fund	1.12%	1.89%	0.78%	1.42%	1.10%	0.80%	0.70%	0.76%	0.70%
International Value Fund	1.22%	1.99%	0.92%	1.57%	1.27%	0.95%	0.86%	0.91%	0.86%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Climate Opportunities Fund	$88,038	$—
Emerging Markets Equity Fund	29,587	1,390
Global Impact Fund	21,336	132
International Equity Fund	193,024	753
International Growth Fund	174,150	1,012
International Opportunities Fund	461,839	4,867
International Value Fund	7,264	—

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.

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Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2020, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Climate Opportunities Fund	$105
Emerging Markets Equity Fund	765
Global Impact Fund	172
International Equity Fund	1,903
International Growth Fund	816
International Opportunities Fund	8,267
International Value Fund	3,352

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows through February 28, 2021, unless the Board of Directors approves its earlier termination:

Fund	Class Y
International Opportunities Fund	0.07%
International Value Fund	0.06%

From November 1, 2019 to February 27, 2020, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:

Fund	Class Y
International Opportunities Fund	0.05%
International Value Fund	0.06%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	0.16%	0.25%	0.14%	0.22%	0.17%	0.12%	0.00%	0.11%	0.00%
Emerging Markets Equity Fund	0.18%	0.25%	0.10%	0.22%	0.17%	0.12%	0.00%	0.10%	0.00%

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Notes to Financial Statements – (continued)

October 31, 2020

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Global Impact Fund	0.23%	0.21%	0.10%	0.20%	0.13%	0.10%	0.00%	0.00%	0.00%
International Equity Fund	0.20%	0.21%	0.09%	0.20%	0.16%	0.12%	0.00%	0.11%	0.00%
International Growth Fund	0.22%	0.24%	0.08%	0.22%	0.16%	0.10%	0.00%	0.11%	0.00%
International Opportunities Fund	0.17%	0.19%	0.08%	0.22%	0.15%	0.10%	0.00%	0.06%	0.00%
International Value Fund	0.12%	0.13%	0.07%	0.22%	0.17%	0.09%	0.00%	0.06%	0.00%

8.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A		Class C	Class I	Class R3		Class R4	Class R5	Class R6		Class Y	Class F
Climate Opportunities Fund	—		—	—	100%		60%	100%	100%		—	45%
Emerging Markets Equity Fund	—		—	—	—		4%	—	1%		—	—
Global Impact Fund	0	%*	1%	—	0	%*	2%	6%	0	%*	1%	—
International Equity Fund	—		—	—	—		—	—	0	%*	—	—
International Growth Fund	—		—	—	—		—	—	0	%*	—	—
International Opportunities Fund	—		—	—	—		—	—	—		—	—
International Value Fund	—		—	—	—		—	—	0	%*	—	—

Percentage of Fund by Class:

Fund	Class A		Class C		Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Climate Opportunities Fund	—		—		—	0	%*	0	%*	0	%*	0	%*	—		32%
Emerging Markets Equity Fund	—		—		—	—		0	%*	—		0	%*	—		—
Global Impact Fund	0	%*	0	%*	—	0	%*	0	%*	0	%*	0	%*	0	%*	—
International Equity Fund	—		—		—	—		—		—		0	%*	—		—
International Growth Fund	—		—		—	—		—		—		0	%*	—		—
International Opportunities Fund	—		—		—	—		—		—		—		—		—
International Value Fund	—		—		—	—		—		—		0	%*	—		—

*	Percentage rounds to zero.

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of its shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Fund	Percentage of Fund*
Emerging Markets Equity Fund	5%
International Growth Fund	5%
International Opportunities Fund	6%
International Value Fund	4%

*	As of October 31, 2020, the affiliated funds of funds and the 529 plans were invested in Class F shares.

9.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

82

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of each Fund’s securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Fund as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Climate Opportunities Fund	$121,497	$(121,497)	$—
Emerging Markets Equity Fund	2,486,274	(2,486,274)	—
Global Impact Fund	526,708	(526,708)	—
International Equity Fund	13,044,965	(13,044,965)	—
International Growth Fund	7,040,498	(7,040,498)	—
International Opportunities Fund	11,956,895	(11,956,895)	—
International Value Fund	14,210,503	(14,210,503)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Climate Opportunities Fund	$129,833	$—
Emerging Markets Equity Fund	2,557,113	580,839
Global Impact Fund	600,455	—
International Equity Fund	8,116,155	5,737,412
International Growth Fund	7,455,899	382,366
International Opportunities Fund	6,014,712	6,888,038
International Value Fund	13,218,575	1,766,072

10.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Climate Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$129,833	$—	$—	$—	$129,833

Total Borrowings	$129,833	$—	$—	$—	$129,833

Gross amount of recognized liabilities for securities lending transactions					$129,833

Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$2,557,113	$—	$—	$—	$2,557,113

Total Borrowings	$2,557,113	$—	$—	$—	$2,557,113

Gross amount of recognized liabilities for securities lending transactions					$2,557,113

Global Impact Fund
Securities Lending Transactions(1)
Common Stocks	$600,455	$—	$—	$—	$600,455

Total Borrowings	$600,455	$—	$—	$—	$600,455

Gross amount of recognized liabilities for securities lending transactions					$600,455

83

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
International Equity Fund
Securities Lending Transactions(1)
Common Stocks	$8,116,155	$—	$—	$—	$8,116,155

Total Borrowings	$8,116,155	$—	$—	$—	$8,116,155

Gross amount of recognized liabilities for securities lending transactions					$8,116,155

International Growth Fund
Securities Lending Transactions(1)
Common Stocks	$7,455,899	$—	$—	$—	$7,455,899

Total Borrowings	$7,455,899	$—	$—	$—	$7,455,899

Gross amount of recognized liabilities for securities lending transactions					$7,455,899

International Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$5,996,456	$—	$—	$—	$5,996,456
Exchange-Traded Funds	18,256	—	—	—	18,256

Total	$6,014,712	$—	$—	$—	$6,014,712

Total Borrowings	$6,014,712	$—	$—	$—	$6,014,712

Gross amount of recognized liabilities for securities lending transactions					$6,014,712

International Value Fund
Securities Lending Transactions(1)
Common Stocks	$13,218,575	$—	$—	$—	$13,218,575

Total Borrowings	$13,218,575	$—	$—	$—	$13,218,575

Gross amount of recognized liabilities for securities lending transactions					$13,218,575

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

11.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Total Cost of Purchases	Total Sales Proceeds
Climate Opportunities Fund	$39,578,101	$14,703,023
Emerging Markets Equity Fund	378,636,400	328,624,067
Global Impact Fund	65,450,462	78,599,883
International Equity Fund	642,097,104	776,705,821
International Growth Fund	571,994,928	401,331,667
International Opportunities Fund	3,517,222,891	3,630,505,305
International Value Fund	412,507,922	1,256,738,967

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Climate Opportunities Fund
Class A
Shares Sold	402,312	$4,790,687	217,623	$2,212,961
Shares Issued for Reinvested Dividends	10,691	119,096	70,113	626,953
Shares Redeemed	(104,270)	(1,089,575)	(263,084)	(2,570,085)

Net Increase (Decrease)	308,733	3,820,208	24,652	269,829

Class C
Shares Sold	10,430	$119,335	9,859	$101,885
Shares Issued for Reinvested Dividends	803	8,961	22,464	200,803
Shares Redeemed	(6,323)	(66,708)	(135,838)	(1,335,866)

Net Increase (Decrease)	4,910	61,588	(103,515)	(1,033,178)

84

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Climate Opportunities Fund – (continued)
Class I
Shares Sold	161,953	$1,858,816	113,745	$1,148,629
Shares Issued for Reinvested Dividends	5,710	62,820	54,341	483,773
Shares Redeemed	(100,594)	(1,007,509)	(695,032)	(7,375,366)

Net Increase (Decrease)	67,069	914,127	(526,946)	(5,742,964)

Class R3
Shares Sold	—	$—	10,204	$99,999
Shares Issued for Reinvested Dividends	563	6,294	19,448	173,664
Shares Redeemed	—	—	(131,575)	(1,293,379)

Net Increase (Decrease)	563	6,294	(101,923)	(1,019,716)

Class R4
Shares Sold	5,851	$72,072	10,231	$100,268
Shares Issued for Reinvested Dividends	522	5,823	19,771	176,697
Shares Redeemed	(7)	(79)	(132,083)	(1,298,377)

Net Increase (Decrease)	6,366	77,816	(102,081)	(1,021,412)

Class R5
Shares Sold	—	$—	10,215	$100,000
Shares Issued for Reinvested Dividends	515	5,744	19,778	176,726
Shares Redeemed	—	—	(132,633)	(1,302,456)

Net Increase (Decrease)	515	5,744	(102,640)	(1,025,730)

Class R6
Shares Sold	16	$184	10,214	$100,105
Shares Issued for Reinvested Dividends	582	6,463	19,957	178,619
Shares Redeemed	—	(2)	(132,994)	(1,307,336)

Net Increase (Decrease)	598	6,645	(102,823)	(1,028,612)

Class Y
Shares Sold	56,871	$652,990	64,520	$658,414
Shares Issued for Reinvested Dividends	2,008	22,455	19,950	178,367
Shares Redeemed	(5,864)	(68,570)	(133,051)	(1,307,892)

Net Increase (Decrease)	53,015	606,875	(48,581)	(471,111)

Class F
Shares Sold	2,130,262	$24,145,052	317,112	$3,206,137
Shares Issued for Reinvested Dividends	60,316	678,149	139,772	1,258,068
Shares Redeemed	(214,167)	(2,482,128)	(231,803)	(2,356,681)

Net Increase (Decrease)	1,976,411	22,341,073	225,081	2,107,524

Total Net Increase (Decrease)	2,418,180	$27,840,370	(838,776)	$(8,965,370)

Emerging Markets Equity Fund
Class A
Shares Sold	894,498	$7,161,896	2,872,373	$24,823,616
Shares Issued for Reinvested Dividends	98,613	929,923	118,135	958,075
Shares Redeemed	(1,971,198)	(16,618,350)	(5,224,419)	(45,128,908)

Net Increase (Decrease)	(978,087)	(8,526,531)	(2,233,911)	(19,347,217)

Class C
Shares Sold	21,622	$185,277	92,266	$788,516
Shares Issued for Reinvested Dividends	3,316	30,843	2,391	19,122
Shares Redeemed	(148,981)	(1,275,026)	(232,746)	(1,992,363)

Net Increase (Decrease)	(124,043)	(1,058,906)	(138,089)	(1,184,725)

Class I
Shares Sold	1,483,032	$12,145,370	3,179,444	$27,266,920
Shares Issued for Reinvested Dividends	58,719	551,371	54,068	436,869
Shares Redeemed	(1,209,067)	(10,407,540)	(2,649,448)	(22,961,059)

Net Increase (Decrease)	332,684	2,289,201	584,064	4,742,730

Class R3
Shares Sold	26,732	$236,413	17,127	$149,647
Shares Issued for Reinvested Dividends	859	8,081	349	2,837
Shares Redeemed	(20,665)	(181,785)	(17,480)	(151,998)

Net Increase (Decrease)	6,926	62,709	(4)	486

85

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Emerging Markets Equity Fund – (continued)
Class R4
Shares Sold	6,224	$54,543	33,505	$296,291
Shares Issued for Reinvested Dividends	267	2,567	8,562	69,783
Shares Redeemed	(10,003)	(93,384)	(664,219)	(5,883,302)

Net Increase (Decrease)	(3,512)	(36,274)	(622,152)	(5,517,228)

Class R5
Shares Sold	29,072	$246,354	26,245	$228,722
Shares Issued for Reinvested Dividends	1,809	16,899	1,613	12,968
Shares Redeemed	(20,633)	(173,601)	(23,431)	(200,655)

Net Increase (Decrease)	10,248	89,652	4,427	41,035

Class R6(1)
Shares Sold	26,073	$227,816	31,970	$280,041
Shares Issued for Reinvested Dividends	2,748	25,806	2,340	18,910
Shares Redeemed	(23,514)	(203,559)	(21,807)	(186,653)

Net Increase (Decrease)	5,307	50,063	12,503	112,298

Class Y
Shares Sold	10,077,007	$83,161,874	19,774,265	$176,639,378
Shares Issued for Reinvested Dividends	566,604	5,314,734	134,921	1,088,809
Shares Redeemed	(6,552,988)	(53,379,951)	(2,612,633)	(22,416,539)

Net Increase (Decrease)	4,090,623	35,096,657	17,296,553	155,311,648

Class F
Shares Sold	3,397,773	$27,162,249	3,571,758	$30,802,331
Shares Issued for Reinvested Dividends	56,006	523,094	5,432	43,618
Shares Redeemed	(574,643)	(4,747,723)	(341,483)	(2,918,556)

Net Increase (Decrease)	2,879,136	22,937,620	3,235,707	27,927,393

Total Net Increase (Decrease)	6,219,282	$50,904,191	18,139,098	$162,086,420

Global Impact Fund
Class A
Shares Sold	284,403	$3,220,910	40,145	$402,964
Issued in Merger	3,556,151	40,870,135	—	—
Shares Issued for Reinvested Dividends	12,175	144,394	6,063	56,772
Shares Redeemed	(715,309)	(8,129,845)	(10,179)	(107,894)

Net Increase (Decrease)	3,137,420	36,105,594	36,029	351,842

Class C
Shares Sold	20,384	$240,235	—	$—
Issued in Merger	241,538	2,726,961	—	—
Shares Issued for Reinvested Dividends	621	7,239	525	4,833
Shares Redeemed	(96,758)	(1,099,336)	(712)	(7,943)

Net Increase (Decrease)	165,785	1,875,099	(187)	(3,110)

Class I
Shares Sold	928,447	$10,474,481	1,112,977	$11,628,257
Issued in Merger	458,167	5,256,190	—	—
Shares Issued for Reinvested Dividends	11,160	131,691	38,324	357,502
Shares Redeemed	(685,040)	(7,482,979)	(203,558)	(2,222,573)

Net Increase (Decrease)	712,734	8,379,383	947,743	9,763,186

Class R3
Shares Sold	117,336	$1,284,469	27,940	$293,996
Issued in Merger	569,209	6,439,177	—	—
Shares Issued for Reinvested Dividends	1,931	22,549	159	1,473
Shares Redeemed	(293,633)	(3,155,592)	(3,859)	(47,499)

Net Increase (Decrease)	394,843	4,590,603	24,240	247,970

Class R4
Shares Sold	32,878	$349,452	—	$—
Issued in Merger	274,255	3,142,747	—	—
Shares Issued for Reinvested Dividends	822	9,729	315	2,813
Shares Redeemed	(240,956)	(2,528,488)	—	—

Net Increase (Decrease)	66,999	973,440	315	2,813

86

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Global Impact Fund – (continued)
Class R5
Shares Sold	12,032	$135,432	—	$—
Issued in Merger	50,594	574,188	—	—
Shares Issued for Reinvested Dividends	203	2,372	162	1,877
Shares Redeemed	(44,270)	(478,813)	—	—

Net Increase (Decrease)	18,559	233,179	162	1,877

Class R6
Shares Sold	201,761	$2,408,145	99,093	$1,037,465
Shares Issued for Reinvested Dividends	614	7,185	164	1,519
Shares Redeemed	(39,266)	(422,055)	(20,228)	(222,232)

Net Increase (Decrease)	163,109	1,993,275	79,029	816,752

Class Y
Shares Sold	—	$—	38,555	$405,280
Issued in Merger	1,943,325	22,049,744	—	—
Shares Issued for Reinvested Dividends	5,044	59,070	314	2,907
Shares Redeemed	(1,744,298)	(19,883,102)	(14,038)	(146,118)

Net Increase (Decrease)	204,071	2,225,712	24,831	262,069

Class F
Shares Sold	207,700	$2,398,639	—	$—
Issued in Merger	117,529	1,356,433	—	—
Shares Issued for Reinvested Dividends	21,331	251,280	354,961	3,101,556
Shares Redeemed	(2,743,407)	(32,832,533)	—	—

Net Increase (Decrease)	(2,396,847)	(28,826,181)	354,961	3,101,556

Total Net Increase (Decrease)	2,466,673	$27,550,104	1,467,123	$14,544,955

International Equity Fund
Class A
Shares Sold	1,717,473	$17,382,409	2,592,741	$26,278,287
Shares Issued for Reinvested Dividends	1,338,127	14,853,213	333,282	3,122,818
Shares Redeemed	(12,356,666)	(122,375,344)	(14,792,519)	(149,705,605)

Net Increase (Decrease)	(9,301,066)	(90,139,722)	(11,866,496)	(120,304,500)

Class C
Shares Sold	70,845	$703,057	140,424	$1,389,981
Shares Issued for Reinvested Dividends	45,785	502,256	13,496	125,651
Shares Redeemed	(1,719,823)	(17,126,093)	(3,276,760)	(32,730,531)

Net Increase (Decrease)	(1,603,193)	(15,920,780)	(3,122,840)	(31,214,899)

Class I
Shares Sold	502,110	$5,132,449	1,082,382	$11,163,862
Shares Issued for Reinvested Dividends	180,224	2,022,109	52,007	491,774
Shares Redeemed	(2,972,078)	(29,066,868)	(5,615,916)	(56,506,085)

Net Increase (Decrease)	(2,289,744)	(21,912,310)	(4,481,527)	(44,850,449)

Class R3
Shares Sold	151,619	$1,418,914	125,914	$1,276,623
Shares Issued for Reinvested Dividends	27,297	301,361	7,971	74,263
Shares Redeemed	(527,820)	(5,432,886)	(581,947)	(5,903,342)

Net Increase (Decrease)	(348,904)	(3,712,611)	(448,062)	(4,552,456)

Class R4
Shares Sold	271,470	$2,843,020	231,864	$2,315,279
Shares Issued for Reinvested Dividends	13,681	152,127	4,788	44,854
Shares Redeemed	(465,288)	(4,770,067)	(980,442)	(9,961,102)

Net Increase (Decrease)	(180,137)	(1,774,920)	(743,790)	(7,600,969)

Class R5
Shares Sold	995,404	$9,612,976	80,939	$751,945
Shares Issued for Reinvested Dividends	5,112	49,894	795	6,564
Shares Redeemed	(207,657)	(1,810,439)	(30,972)	(287,930)

Net Increase (Decrease)	792,859	7,852,431	50,762	470,579

87

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

International Equity Fund – (continued)
Class R6
Shares Sold	2,857,395	$30,123,094	1,772,671	$18,891,609
Shares Issued for Reinvested Dividends	62,967	709,639	3,445	32,690
Shares Redeemed	(1,414,940)	(15,013,677)	(199,233)	(2,069,923)

Net Increase (Decrease)	1,505,422	15,819,056	1,576,883	16,854,376

Class Y
Shares Sold	772,069	$7,602,529	2,255,257	$23,782,874
Shares Issued for Reinvested Dividends	75,384	845,813	17,151	161,978
Shares Redeemed	(2,639,809)	(26,294,911)	(1,895,604)	(19,618,935)

Net Increase (Decrease)	(1,792,356)	(17,846,569)	376,804	4,325,917

Class F
Shares Sold	1,647,821	$16,409,953	1,173,152	$12,133,218
Shares Issued for Reinvested Dividends	152,159	1,714,836	37,078	352,077
Shares Redeemed	(1,886,570)	(19,146,096)	(1,995,684)	(20,671,355)

Net Increase (Decrease)	(86,590)	(1,021,307)	(785,454)	(8,186,060)

Total Net Increase (Decrease)	(13,303,709)	$(128,656,732)	(19,443,720)	$(195,058,461)

International Growth Fund
Class A
Shares Sold	971,276	$14,400,466	963,478	$12,911,824
Shares Issued for Reinvested Dividends	46,525	715,084	751,085	9,175,761
Shares Redeemed	(1,394,765)	(20,391,187)	(1,754,064)	(23,723,733)

Net Increase (Decrease)	(376,964)	(5,275,637)	(39,501)	(1,636,148)

Class C
Shares Sold	57,078	$763,710	100,260	$1,221,549
Shares Issued for Reinvested Dividends	—	—	51,427	573,408
Shares Redeemed	(207,135)	(2,780,174)	(256,280)	(3,167,487)

Net Increase (Decrease)	(150,057)	(2,016,464)	(104,593)	(1,372,530)

Class I
Shares Sold	10,174,888	$167,222,205	878,780	$11,435,119
Shares Issued for Reinvested Dividends	25,665	390,108	208,673	2,526,999
Shares Redeemed	(1,068,723)	(15,065,304)	(901,920)	(12,112,098)

Net Increase (Decrease)	9,131,830	152,547,009	185,533	1,850,020

Class R3
Shares Sold	13,149	$202,176	14,942	$204,257
Shares Issued for Reinvested Dividends	96	1,497	2,250	27,856
Shares Redeemed	(12,978)	(208,683)	(13,592)	(193,012)

Net Increase (Decrease)	267	(5,010)	3,600	39,101

Class R4
Shares Sold	26,402	$379,426	90,037	$1,219,247
Shares Issued for Reinvested Dividends	731	11,593	19,891	250,050
Shares Redeemed	(167,605)	(2,525,162)	(449,087)	(6,281,582)

Net Increase (Decrease)	(140,472)	(2,134,143)	(339,159)	(4,812,285)

Class R5
Shares Sold	655,417	$9,962,282	392,949	$5,565,805
Shares Issued for Reinvested Dividends	16,244	258,611	137,294	1,740,581
Shares Redeemed	(529,993)	(8,120,326)	(351,317)	(4,899,858)

Net Increase (Decrease)	141,668	2,100,567	178,926	2,406,528

Class R6
Shares Sold	162,782	$2,527,138	193,511	$2,776,094
Shares Issued for Reinvested Dividends	2,157	34,507	6,082	77,484
Shares Redeemed	(97,329)	(1,460,254)	(36,731)	(526,713)

Net Increase (Decrease)	67,610	1,101,391	162,862	2,326,865

Class Y
Shares Sold	143,522	$2,173,909	273,799	$3,878,373
Shares Issued for Reinvested Dividends	9,935	158,669	99,026	1,259,942
Shares Redeemed	(610,815)	(9,561,862)	(308,068)	(4,364,217)

Net Increase (Decrease)	(457,358)	(7,229,284)	64,757	774,098

88

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

International Growth Fund – (continued)
Class F
Shares Sold	4,196,110	$63,465,507	2,411,917	$32,533,248
Shares Issued for Reinvested Dividends	75,248	1,145,272	641,953	7,789,236
Shares Redeemed	(2,158,253)	(31,865,262)	(2,082,551)	(28,174,789)

Net Increase (Decrease)	2,113,105	32,745,517	971,319	12,147,695

Total Net Increase (Decrease)	10,329,629	$171,833,946	1,083,744	$11,723,344

International Opportunities Fund
Class A
Shares Sold	2,559,027	$39,139,569	2,917,598	$42,927,574
Shares Issued for Reinvested Dividends	372,743	6,142,811	1,242,589	16,665,281
Shares Redeemed	(5,467,450)	(82,689,207)	(7,397,677)	(108,558,523)

Net Increase (Decrease)	(2,535,680)	(37,406,827)	(3,237,490)	(48,965,668)

Class C
Shares Sold	95,789	$1,290,672	287,524	$3,685,462
Shares Issued for Reinvested Dividends	17,705	254,592	110,953	1,299,711
Shares Redeemed	(933,344)	(12,449,083)	(1,434,437)	(18,392,689)

Net Increase (Decrease)	(819,850)	(10,903,819)	(1,035,960)	(13,407,516)

Class I
Shares Sold	8,681,629	$130,649,482	7,905,153	$114,497,238
Shares Issued for Reinvested Dividends	337,884	5,524,402	1,064,219	14,186,661
Shares Redeemed	(10,481,977)	(152,525,032)	(17,865,550)	(253,613,960)

Net Increase (Decrease)	(1,462,464)	(16,351,148)	(8,896,178)	(124,930,061)

Class R3
Shares Sold	369,682	$5,642,289	535,837	$7,937,648
Shares Issued for Reinvested Dividends	26,493	445,087	127,906	1,745,493
Shares Redeemed	(1,441,041)	(22,907,066)	(1,326,983)	(19,962,202)

Net Increase (Decrease)	(1,044,866)	(16,819,690)	(663,240)	(10,279,061)

Class R4
Shares Sold	1,227,863	$19,552,160	1,573,978	$24,103,430
Shares Issued for Reinvested Dividends	84,480	1,443,764	365,945	5,079,398
Shares Redeemed	(3,471,669)	(56,069,772)	(4,149,538)	(63,892,340)

Net Increase (Decrease)	(2,159,326)	(35,073,848)	(2,209,615)	(34,709,512)

Class R5
Shares Sold	6,580,250	$108,913,230	4,185,315	$65,017,143
Shares Issued for Reinvested Dividends	211,605	3,641,724	577,408	8,077,933
Shares Redeemed	(5,302,792)	(87,808,621)	(5,168,074)	(80,337,628)

Net Increase (Decrease)	1,489,063	24,746,333	(405,351)	(7,242,552)

Class R6
Shares Sold	10,117,011	$167,078,733	17,136,452	$261,290,187
Shares Issued for Reinvested Dividends	640,398	11,085,289	1,470,907	20,677,025
Shares Redeemed	(7,261,141)	(118,819,824)	(12,759,086)	(201,483,429)

Net Increase (Decrease)	3,496,268	59,344,198	5,848,273	80,483,783

Class Y
Shares Sold	15,628,576	$251,384,694	15,176,458	$235,020,307
Shares Issued for Reinvested Dividends	965,804	16,718,064	2,644,048	37,202,380
Shares Redeemed	(14,752,080)	(237,271,725)	(25,240,924)	(390,656,483)

Net Increase (Decrease)	1,842,300	30,831,033	(7,420,418)	(118,433,796)

Class F
Shares Sold	8,718,500	$128,042,495	13,129,724	$193,234,643
Shares Issued for Reinvested Dividends	643,786	10,525,899	1,829,291	24,339,488
Shares Redeemed	(14,214,054)	(215,414,486)	(13,752,086)	(201,632,786)

Net Increase (Decrease)	(4,851,768)	(76,846,092)	1,206,929	15,941,345

Total Net Increase (Decrease)	(6,046,323)	$(78,479,860)	(16,813,050)	$(261,543,038)

International Value Fund
Class A
Shares Sold	4,175,159	$47,456,730	5,106,208	$70,322,957
Shares Issued for Reinvested Dividends	392,547	5,856,795	1,457,954	19,311,300
Shares Redeemed	(16,068,743)	(186,932,384)	(11,817,573)	(163,264,806)

Net Increase (Decrease)	(11,501,037)	(133,618,859)	(5,253,411)	(73,630,549)

89

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

International Value Fund – (continued)
Class C
Shares Sold	11,616	$156,116	38,415	$524,595
Shares Issued for Reinvested Dividends	19,667	291,273	112,692	1,476,446
Shares Redeemed	(643,413)	(7,736,271)	(722,163)	(9,859,840)

Net Increase (Decrease)	(612,130)	(7,288,882)	(571,056)	(7,858,799)

Class I
Shares Sold	26,903,407	$292,759,802	43,594,443	$622,670,966
Shares Issued for Reinvested Dividends	2,088,548	31,453,537	4,347,079	58,169,041
Shares Redeemed	(57,783,501)	(661,036,574)	(38,886,202)	(541,912,459)

Net Increase (Decrease)	(28,791,546)	(336,823,235)	9,055,320	138,927,548

Class R3
Shares Sold	13,719	$162,717	22,612	$305,593
Shares Issued for Reinvested Dividends	761	11,482	2,689	35,897
Shares Redeemed	(30,033)	(389,870)	(35,616)	(511,787)

Net Increase (Decrease)	(15,553)	(215,671)	(10,315)	(170,297)

Class R4
Shares Sold	213,120	$2,756,536	34,664	$482,147
Shares Issued for Reinvested Dividends	4,051	60,730	3,130	41,741
Shares Redeemed	(64,217)	(766,566)	(37,104)	(519,728)

Net Increase (Decrease)	152,954	2,050,700	690	4,160

Class R5
Shares Sold	990,194	$11,082,911	2,362,880	$33,294,216
Shares Issued for Reinvested Dividends	69,713	1,052,666	178,409	2,391,166
Shares Redeemed	(1,078,983)	(12,894,290)	(2,184,059)	(31,008,267)

Net Increase (Decrease)	(19,076)	(758,713)	357,230	4,677,115

Class R6(1)
Shares Sold	593,983	$6,445,915	12,012,749	$172,441,643
Shares Issued for Reinvested Dividends	351,708	5,419,824	—	—
Shares Redeemed	(8,836,841)	(107,825,626)	(680,233)	(9,917,943)

Net Increase (Decrease)	(7,891,150)	(95,959,887)	11,332,516	162,523,700

Class Y
Shares Sold	7,689,176	$93,744,980	19,777,516	$282,137,117
Shares Issued for Reinvested Dividends	995,869	15,346,347	2,748,802	37,620,509
Shares Redeemed	(30,660,195)	(358,490,470)	(25,245,214)	(356,808,372)

Net Increase (Decrease)	(21,975,150)	(249,399,143)	(2,718,896)	(37,050,746)

Class F
Shares Sold	7,832,635	$96,788,191	15,084,526	$211,504,180
Shares Issued for Reinvested Dividends	597,006	8,990,903	1,828,032	24,449,564
Shares Redeemed	(12,066,272)	(134,616,686)	(22,819,790)	(325,324,088)

Net Increase (Decrease)	(3,636,631)	(28,837,592)	(5,907,232)	(89,370,344)

Total Net Increase (Decrease)	(74,289,319)	$(850,851,282)	6,284,846	$98,051,788

(1)	Inception date was February 28, 2019.

13.	Fund Reorganization:

At a meeting held August 6-7, 2019, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford International Small Company Fund (the “International Small Company Fund”), a series of the Company, with and into the Global Impact Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on November 22, 2019, the International Small Company Fund transferred all of its assets to the Global Impact Fund, in exchange for shares of the Global Impact Fund and the assumption of all of the liabilities of the International Small Company Fund by the Global Impact Fund.

90

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

After the close of business on November 22, 2019, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Global Impact Fund in the following amounts:

Share Class	Net Assets of International Small Company Fund as of the close of business on November 22, 2019 (“Reorganization Date”)	Shares of the International Small Company Fund as of the Reorganization Date	Value of Shares Issued by Global Impact Fund	Shares Issued by Global Impact Fund	Net Assets of the Global Impact Fund immediately after the Reorganization
Class A	$40,870,135	3,497,018	$40,870,135	3,556,151	$41,662,028
Class C	2,726,961	265,134	2,726,961	241,538	2,765,829
Class I	5,256,190	453,959	5,256,190	458,167	19,495,626
Class R3	6,439,177	545,236	6,439,177	569,209	6,743,012
Class R4	3,142,747	264,884	3,142,747	274,255	3,170,337
Class R5	574,188	48,210	574,188	50,594	690,320
Class R6	N/A	N/A	N/A	N/A	986,093
Class Y	22,049,744	1,852,131	22,049,744	1,943,325	22,354,435
Class F	1,356,433	118,490	1,356,433	117,529	32,567,024

	$82,415,575	7,045,062	$82,415,575	7,210,768	$130,434,704

Each shareholder of a share class of International Small Company Fund received shares of the same share class of the Global Impact Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

Some of the investments held by International Small Company Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Global Impact Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Reorganization Date, the International Small Company Fund had investments valued at $82,029,834 with a cost basis of $80,872,975. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Global Impact Fund were recorded at fair value; however, the cost basis of the investments received by the Global Impact Fund from International Small Company Fund were carried forward to align ongoing reporting of the Global Impact Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Global Impact Fund immediately after the acquisition were $130,434,704 which included $1,156,859 of acquired unrealized appreciation.

Assuming the Reorganization had been completed on November 1, 2019, the Global Impact Fund’s pro-forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$578,299
Net realized and unrealized gain (loss) on investments	$11,380,118
Net increase (decrease) in net assets from operations	$11,958,417

14.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Recent Accounting Pronouncement:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

91

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

In November 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, among others, any transaction by any U.S. person in publicly traded securities of certain companies determined to be affiliated with China’s military. The Order, which takes effect on January 11, 2021, is intended to prevent China from exploiting U.S. investors to finance the development and modernization of its military. Such securities may be subject to increased volatility risk and liquidity risk.

92

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Hartford Mutual Funds, Inc. and Shareholders of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund (seven of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

93

Hartford International/Global Equity Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not increased nor reduced the HLIM for any Fund.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

94

Hartford International/Global Equity Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Climate Opportunities Fund (formerly, Hartford Environmental Opportunities Fund)

Hartford Emerging Markets Equity Fund

Hartford Global Impact Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Value Fund

(each, a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, and The Hartford International Value Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment management agreement by and between HFMC and HMF, on behalf of the Hartford Global Impact Fund (the “Global Impact Management Agreement” and together with the Management Agreement, the “Management Agreements”); (iii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to the Hartford Climate Opportunities Fund; (iv) the continuation of an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Schroders Sub-Advisory Agreement, the “Schroders Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) with respect to the Hartford Climate Opportunities Fund (the “Sub-Sub-Advised Fund”); and (v) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Schroders Sub-Advisory Agreement, the “Sub-Advisory Agreements” and collectively with the Management Agreements and the Sub-Sub-Advisory Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (“Wellington,” and together with Schroders, the “Sub-advisers,” and collectively with HFMC, the “Advisers”) with respect to each Fund.

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws

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and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers for the Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-advisers, which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Fund, respectively, subject to oversight by HFMC, the Board considered, among other things, each Adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to climate change-related investments for the Hartford Climate Opportunities Fund and impact-related investments for the Hartford Global Impact Fund. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of

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investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for each of the Hartford International Equity Fund and The Hartford International Growth Fund, such Fund uses a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. With respect to The Hartford International Growth Fund, the Board considered that effective September 1, 2020, the Fund would no longer operate in a multiple sleeve structure. With respect to the Hartford Climate Opportunities Fund, the Board noted that each of Wellington and Schroders are responsible for the day-to-day portfolio management services for the allocated sleeve of the Fund and considered the performance attributions of each sleeve. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and each Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

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Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-advisers with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-advisers relating to the management and sub-advisory fees, including the sub-advisory fee schedule(s) for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreement.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF on behalf of its Funds, HMF II, on behalf of its series, and

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HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to an investment strategy model offered by SIMNA Inc. through its managed account platforms.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

Hartford Climate Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Emerging Markets Equity Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted the recently added portfolio manager to the Fund.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Global Impact Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that the fund no longer operates in a master feeder structure and that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford International Equity Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

103

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board considered information provided by HFMC regarding planned changes to the Fund’s portfolio management team and principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford International Opportunities Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period, and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y Shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 28, 2021.

The Hartford International Value Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class Y Shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

104

Hartford International/Global Equity Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Hartford Mutual Funds, Inc. Shares Outstanding (as of Record Date): 4,786,852,771.602 Total Shares Voted: 3,984,902,623.370 Percentage of Shares Voted: 83.246%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	3,902,805,882.770	97.940%	81.531%
	Withheld:	82,096,740.600	2.060%	1.715%
Robin C. Beery	For:	3,915,421,841.765	98.257%	81.795%
	Withheld:	69,480,781.605	1.743%	1.451%
Lynn S. Birdsong	For:	3,905,268,785.333	98.002%	81.583%
	Withheld:	79,633,838.037	1.998%	1.663%
Derrick D. Cephas	For:	3,906,387,023.712	98.030%	81.606%
	Withheld:	78,515,599.658	1.970%	1.640%
James E. Davey	For:	3,911,005,174.673	98.146%	81.703%
	Withheld:	73,897,448.697	1.854%	1.543%
Christine R. Detrick	For:	3,915,250,969.140	98.253%	81.791%
	Withheld:	69,651,654.230	1.747%	1.455%
Andrew A. Johnson	For:	3,908,222,118.290	98.076%	81.645%
	Withheld:	76,680,505.080	1.924%	1.601%
Paul L. Rosenberg	For:	3,904,491,528.107	97.983%	81.567%
	Withheld:	80,411,095.263	2.017%	1.679%
Lemma W. Senbet	For:	3,908,008,747.183	98.071%	81.640%
	Withheld:	76,893,876.187	1.929%	1.606%
David Sung	For:	3,899,522,144.326	97.858%	81.463%
	Withheld:	85,380,479.044	2.142%	1.783%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

105

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Advisory services are provided by Hartford Funds Management Company, LLC (HFMC). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub-adviser to certain funds. Hartford Funds refers to HFD and HFMC, which are not affiliated with any sub-adviser.

MFAR-GE20    12/20    219829    Printed in U.S.A.

Hartford FUNDS OUR BENCHMARK IS THE INVESTOR®. Hartford Fixed Income Funds Annual Report October 31, 2020 The Hartford Emerging Markets Local Debt Fund The Hartford Floating Rate Fund The Hartford Floating Rate High Income Fund The Hartford High Yield Fund The Hartford Inflation Plus Fund Hartford Municipal Income Fund The Hartford Municipal Opportunities Fund Hartford Municipal Short Duration Fund The Hartford Short Duration Fund The Hartford Strategic Income Fund The Hartford Total Return Bond Fund The Hartford World Bond Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Fixed Income Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Emerging Markets Local Debt Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	-4.02%	3.56%	0.17%
Class A3	-8.34%	2.62%	-0.32%
Class C2	-4.66%	2.80%	-0.58%
Class C4	-5.58%	2.80%	-0.58%
Class I2	-3.73%	3.87%	0.43%
Class R3[2]	-3.97%	3.40%	-0.07%
Class R4[2]	-3.87%	3.57%	0.16%
Class R5[2]	-3.52%	3.82%	0.43%
Class Y2	-3.72%	3.92%	0.47%
Class F2	-3.65%	3.94%	0.46%
JP Morgan GBI Emerging Markets Global Diversified Index	-3.81%	3.94%	-0.02%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.36%	1.19%
Class C	2.10%	1.94%
Class I	1.02%	0.94%
Class R3	1.65%	1.49%
Class R4	1.35%	1.19%
Class R5	1.05%	0.89%
Class Y	1.03%	0.89%
Class F	0.93%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses.. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

James W. Valone, CFA*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Kevin Murphy

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* James W. Valone, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2021, he will no longer serve as a portfolio manager to the Fund. As his retirement date approaches, Mr. Valone’s portfolio management responsibilities will transition to Michael T. Henry.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -4.02%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned -3.81% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -2.79% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was mixed during the period. Local markets debt, as measured by the GBI-EMGD Index, generated a total return of -3.81% in U.S. dollar terms. Depreciation of emerging markets currencies versus the U.S. dollar drove the negative return, while a decrease in currency exchange rates in emerging markets had a positive impact on relative performance for the period.

Emerging markets corporate debt finished the period with a return of 4.24%, as measured by the JP Morgan CEMBI Broad Diversified (CEMBIBD Index). Credit spreads (difference in yields relative to U.S. Treasuries) widened by 0.65% to a level of 3.88% by the end of the period.

Over the period, global fixed-income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly, while several emerging market central banks embarked on quantitative easing for the first time during the period.

Regarding emerging markets more specifically, in the first quarter of 2020, the Organization of the Petroleum Exporting Countries (OPEC)+, led by Saudi Arabia, suggested a plan to Russia to extend the timeline and further oil production cuts, which Russia refused, sparking a price war that severely lowered the price of oil, furthering global instability. Additionally, the coronavirus pandemic negatively impacted economies across the globe, including emerging markets. Following these events, the International Monetary Fund (IMF) and World Bank helped countries deal with the impacts of coronavirus. Kristalina Georgieva, Managing Director of the IMF, announced that the IMF was ready to use its $1 trillion lending ability in support and continued to lend to emerging markets countries throughout the pandemic. Additionally, numerous emerging markets countries initiated individual stimulus packages and/or asked for additional stimulus from external institutions in response to the pandemic.

In Emerging Europe, the Middle East, and Africa (EEMEA), some of the key market events during the period included Israel and the United Arab Emirates agreeing to diplomatic ties, in a sign of greater future peace in the region. In Ukraine, a cease-fire between the Ukrainian government and Russian-backed separatists was agreed upon in hope of peace following years of conflict. A U.S.-backed agreement between Serbia and Kosovo to improve economic relations was also passed. Kenya and the U.S. worked on a bilateral trade deal, which aimed to increase American investments into Africa. The Hungarian Parliament ended the state of emergency that gave Prime Minister Viktor Orban the ability to rule by decree. Lebanon defaulted on its U.S.-dollar-denominated debt amid current market crises.

3

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

In Latin America, Argentina confirmed it agreed to a $65 billion restructuring deal with the major foreign bondholders. Ecuador confirmed a $6.5 billion deal from the IMF and received a credit rating upgrade. Nicolas Maduro, president of Venezuela, removed the license of one of Venezuela’s largest political parties, further weakening his opposition.

In Asia, early in the first quarter of 2020, China officially signed the phase one trade deal with the U.S. However, U.S.-China tensions escalated following China’s imposition of a new national-security law on Hong Kong. Additionally, Vietnam and the EU agreed to a new free trade agreement, which would reduce tariffs and regulatory barriers between the nations.

Within the Fund, relative to the GBI-EMGD Index, security selection was the driver of relative underperformance, while duration positioning and currency positioning had a positive impact. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds underperformed the local rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, security selection drove positive performance versus the CEMBIBD Index, while country allocation had a negative impact.

The Fund’s duration strategies contributed favorably to performance relative to the GBI-EMGD Index during the period, including duration positioning for corporate bonds. The duration effect for external corporate debt is measured by U.S. Treasury yield movement and, over the period, U.S. Treasury rates decreased. In contrast, the Fund’s underweight exposure to emerging markets local market duration detracted from relative results, as emerging markets interest rates decreased over the period. When examining emerging markets local market duration exposure, the Fund’s underweight exposure to lower-yielding markets where we find the risk-reward less attractive, including Malaysia, Poland, Chile, and Thailand, weighed on relative performance. In addition, an underweight exposure in South Africa, where poor fiscal dynamics entering the crisis with no clear debt stabilization plan left them vulnerable, detracted from performance. In contrast, an overweight duration exposure to Uruguay and Mexico, where a low growth, deflationary environment has allowed central banks to keep rates low or cut, contributed positively. An underweight duration exposure to Brazil also proved beneficial.

Security selection detracted from performance relative to the GBI-EMGD Index during the period. In Mexico, an underweight exposure to short- and medium-term local sovereign debt, as well as an allocation to external quasi-sovereign debt in the oil and gas industry, detracted from relative performance. In Brazil, an underweight to short-dated local sovereign debt also detracted from performance during the period. Underweight exposure across local sovereign debt in Indonesia and Turkey, particularly the middle of the yield curve, weighed on relative performance. In contrast, an allocation to external corporate debt in the consumer industry in Israel proved beneficial. Additionally, an allocation to short- and medium-term local sovereign debt in Ukraine contributed positively during the period.

Currency positioning aided relative performance to the GBI-EMGD Index over the period. An underweight exposure to the Turkish lira added to relative performance. An allocation to the Egyptian pound earlier in the period, given stable-to-improving fundamentals and attractive valuations, added to relative performance during the period. An underweight to the South African rand also proved favorable. Additionally, an overweight exposure to the Mexican peso proved beneficial. In contrast, a short exposure to the euro, taken to diversify the short U.S. dollar position associated with the Fund’s long positions in emerging currencies, detracted from relative performance.

During the period, the Fund’s interest rate and credit positioning was primarily implemented through cash bond positions and derivatives. We used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the use of these instruments contributed positively to the Fund’s relative performance during the period.

What is the outlook as of the end of the period?

We believe lasting economic impacts from the coronavirus pandemic remain despite unprecedented policy responses around the globe. While emerging countries have had mixed success dealing with the spread of the virus, we believe that sufficient fiscal and monetary responses along with support from international financial institutions have staved off the worst-case outcomes. Importantly, in our view, the extensive and persistent central bank stimulus is powerful and likely to drive emerging market fixed income valuations to historic tights in the next year or two. However, the global recession and lockdown measures have put significant pressure on emerging markets’ growth and fiscal performance, eroding buffers leaving some economies vulnerable to both liquidity and solvency risks. We remain selective in looking for opportunities in an uncertain environment. We believe that the coming months still have the potential to produce large surprises, including a potentially disputed outcome to the U.S. elections and a host of possibilities surrounding the aftermath of the coronavirus health crisis. Specifically, on the latter there is a host of questions regarding the development, distribution, and effectiveness of a vaccine.

As of the end of the period, the Fund has a slightly pro-risk posture, driven by a favorable view on emerging market currencies. The Fund is underweight emerging markets local duration across regions. We favor emerging markets local rates markets in select high-yielding countries including Uruguay, where this low growth, deflationary environment has allowed the central bank to keep rates low. As of the end of the period, the Fund was underweight emerging market currencies in aggregate, including an underweight in EEMEA, while overweight in Latin America and Asia.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The value of inflation-protected securities (IPS)

4

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	29.8%
Foreign Government Obligations	66.4

Total	96.2%

Short-Term Investments	2.5
Purchased Options	0.3
Other Assets & Liabilities	1.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

The Hartford Floating Rate Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-0.40%	3.38%	3.43%
Class A2	-3.39%	2.75%	3.11%
Class C1	-1.10%	2.63%	2.66%
Class C3	-2.06%	2.63%	2.66%
Class I1	-0.14%	3.66%	3.70%
Class R3[1]	-0.51%	3.14%	3.16%
Class R4[1]	-0.29%	3.41%	3.42%
Class R5[1]	-0.07%	3.66%	3.70%
Class Y1	0.00%	3.71%	3.77%
Class F1	-0.20%	3.70%	3.72%
S&P/LSTA Leveraged Loan Index	1.72%	4.09%	4.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 04/23/2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 05/18/2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.74%	1.74%
Class I	0.72%	0.72%
Class R3	1.33%	1.26%
Class R4	1.06%	1.01%
Class R5	0.77%	0.77%
Class Y	0.73%	0.73%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 02/28/2021. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

6

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned -0.40% before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 1.72% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -0.21% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

U.S. monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. At the end of the period, U.S. economic data was largely positive. Annualized gross domestic product (GDP) rebounded in the third quarter of 2020, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment.

On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed during the twelve-month period. Investment-grade corporate bonds had negative returns, but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency mortgage-backed securities (MBS) and asset backed securities (ABS)

generated positive excess returns, while commercial mortgage-backed securities (CMBS) generated negative excess returns.

Over the period, sector allocation contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index, while security selection detracted from performance. Within sector allocation, an overweight allocation to the Wireless sector and an underweight to the Retail and Transportation sectors contributed positively to the Fund’s relative performance, while an overweight allocation to the Energy sector and an underweight to the Healthcare sector detracted from performance. Security selection detracted from relative returns largely due to selection within the Consumer Cyclical Services, Technology, and Cable and Satellite sectors, which was partially offset by stronger selection within the Energy, Gaming, and Wireless sectors. In aggregate, quality positioning had a positive impact on relative performance as the Fund’s overweight to B-rated securities contributed positively during a time when higher quality securities outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve-month period, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis, the currency forwards slightly detracted from the Fund’s relative performance over the period. The Fund also had a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position slightly detracted from performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook as of the end of the period?

As of the end of the period, we remain positive on the outlook for bank loans. While we anticipate continued market volatility through the fourth quarter of 2020 due to the coronavirus pandemic and the upcoming U.S. election, we are seeing bank loans at attractive valuations, and we believe issuers have stronger company fundamentals, both of which help support this view. Finally, we believe the asset class has many long-term potential benefits, including portfolio diversification, strong down-market performance (only two negative return years in history), and floating-rate coupons (we believe these should eventually reassert themselves to enhance the relative appeal of bank loans for investors).

At the end of the period, the Fund maintained an allocation to high-yield credit outside of the S&P/LSTA Leveraged Loan Index. Within quality positioning, the Fund was underweight BB-rated and CCC and below-rated securities and overweight B-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to

7

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

the Energy, Food and Beverage, and Media and Entertainment sectors, and the largest underweights to the Chemicals, Utilities, and Diversified Manufacturing sectors relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

The Fund should not be considered an alternative to certificates of deposit (CDs) or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.6%
Exchange-Traded Funds	0.6
Warrants	0.0 *

Total	1.2%

Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	8.7
Senior Floating Rate Interests	86.5

Total	95.3%

Short-Term Investments	10.4
Other Assets & Liabilities	(6.9)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

8

The Hartford Floating Rate High Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 09/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	-0.46%	3.90%	4.28%
Class A3	-3.44%	3.27%	3.93%
Class C2	-1.17%	3.11%	3.51%
Class C4	-2.12%	3.11%	3.51%
Class I2	-0.54%	4.09%	4.51%
Class R3[2]	-0.75%	3.61%	3.97%
Class R4[2]	-0.36%	3.91%	4.27%
Class R5[2]	-0.08%	4.44%	4.69%
Class Y2	-0.10%	4.24%	4.58%
Class F2	-0.17%	4.19%	4.56%
S&P/LSTA Leveraged Loan Index	1.72%	4.09%	4.51%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.00%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 04/23/2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 05/18/2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.15%	1.06%
Class C	1.89%	1.81%
Class I	0.88%	0.81%
Class R3	1.51%	1.36%
Class R4	1.21%	1.06%
Class R5	0.89%	0.76%
Class Y	0.90%	0.79%
Class F	0.79%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

9

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned -0.46%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 1.72% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -0.21% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

U.S. monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. At the end of the period, U.S. economic data was largely positive. Annualized gross domestic product (GDP) rebounded in the third quarter of 2020, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment.

On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed during the twelve-month period. Investment-grade corporate bonds had negative returns, but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency mortgage-backed securities (MBS) and asset backed securities (ABS)

generated positive excess returns, while commercial mortgage-backed securities (CMBS) generated negative excess returns.

Over the period, sector allocation contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index, while security selection detracted from performance. Within sector allocation, an overweight allocation to the Wireless sector and an underweight to the Retail and Transportation sectors contributed positively to relative performance, while overweight allocations to the Energy and Consumer Products sectors and an underweight to the Technology sector detracted from performance. Security selection detracted from relative returns largely due to selection within the Technology, Consumer Cyclical Services, and Cable and Satellite sectors, which was partially offset by stronger selection within the Gaming, Wireless, and Energy sectors. In aggregate, quality positioning had a positive impact on relative performance as the Fund’s overweight to B-rated securities contributed positively during a time when higher quality securities outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve-month period, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards slightly detracted from benchmark relative performance over the period. The Fund also had a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position slightly detracted from performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook as of the end of the period?

As of the end of the period, we remain positive on the outlook for bank loans. While we anticipate continued market volatility through the fourth quarter of 2020 due to the coronavirus pandemic and the upcoming U.S. election, we are seeing bank loans at attractive valuations, and we believe issuers have stronger company fundamentals, both of which help support this view. Finally, we believe the asset class has many long-term potential benefits, including portfolio diversification, strong down-market performance (only two negative return years in history), and floating-rate coupons (we believe these should eventually reassert themselves to enhance the relative appeal of bank loans for investors).

At the end of the period, the Fund maintained an allocation to high yield credit outside of the S&P/LSTA Leveraged Loan Index. Within quality positioning, the Fund was underweight BB-rated and CCC and below-rated securities and overweight B-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to

10

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

the Wireless, Energy, and Gaming sectors and the largest underweights to the Chemicals, Technology, and Utilities sectors relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%
Exchange-Traded Funds	3.1
Warrants	0.0 *

Total	3.5%

Fixed Income Securities
Convertible Bonds	0.2%
Corporate Bonds	11.6
Senior Floating Rate Interests	82.1

Total	93.9%

Short-Term Investments	7.1
Other Assets & Liabilities	(4.5)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

The Hartford High Yield Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 09/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	3.31%	5.38%	5.25%
Class A2	-1.34%	4.41%	4.77%
Class C1	2.68%	4.58%	4.48%
Class C3	1.70%	4.58%	4.48%
Class I1	3.74%	5.68%	5.56%
Class R3[1]	3.14%	5.08%	4.96%
Class R4[1]	3.45%	5.40%	5.28%
Class R5[1]	3.95%	5.74%	5.59%
Class Y1	3.35%	5.60%	5.55%
Class F1	3.78%	5.73%	5.58%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	3.49%	6.32%	6.25%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.03%	0.96%
Class C	1.74%	1.74%
Class I	0.71%	0.70%
Class R3	1.28%	1.28%
Class R4	1.01%	0.98%
Class R5	0.71%	0.68%
Class Y	0.66%	0.66%
Class F	0.60%	0.56%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

12

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 3.31% before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 3.49% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.06% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities (CMBS), and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed during the twelve-month period. Investment-grade corporate bonds had negative returns, but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency MBS and asset backed securities (ABS) generated positive excess returns, while CMBS generated negative excess returns.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 3.49% for the twelve-month period ended October 31, 2020 and underperformed duration equivalent U.S. Treasuries by -1.07%. The option-adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 5.09% on October 31, 2020, wider than the OAS of 3.92% twelve months ago. Spreads widened significantly at the peak of the pandemic, but then recovered later in the period along with improving economic data, boosted by stimulus measures.

Quality positioning detracted from performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the period, primarily due to an underweight to BB-rated securities during a time when higher quality securities outperformed.

During the period, security selection contributed positively to returns, driven primarily by selection within the Pharmaceuticals and Media and Entertainment sectors. This was partially offset by weaker selection in the Technology and Metals and Mining sectors, which detracted from performance during the period.

Overall, sector allocation decisions contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the period, primarily driven by the Fund’s underweight allocation to the Transportation and Leisure sectors. This was partially offset by an overweight to the Energy and Cable and Satellite sectors, which detracted from relative returns.

Over the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX), a type of derivative. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position had a negative impact on performance.

13

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

We also used derivatives in the Fund on a limited basis during the period for risk management purposes. Over the trailing twelve months, we used currency forwards to seek to hedge foreign currency exposure from investments in non-dollar denominated securities back to U.S. dollars. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis, the currency forwards detracted slightly from performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index over the period.

What is the outlook as of the end of the period?

As of the end of the period, fundamentals remain challenged but are beginning to improve for many issuers in our view. Defaults have increased as a result of the global recession stemming from the coronavirus pandemic, though we observe signs that the worst of the defaults may be behind us. Many of these defaults have occurred in the commodity-sensitive sectors (Energy, Metals and Mining) as well as the Retail sector.

The Fund ended the period with the largest overweights to the Technology and Cable and Satellite sectors, and the largest underweights to the Chemicals and Utilities sectors. With regard to quality positioning, the Fund was overweight B-rated and underweight BB-rated securities, relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%
Escrows	0.7

Total	1.0%

Fixed Income Securities
Convertible Bonds	3.3%
Corporate Bonds	90.0
Senior Floating Rate Interests	0.8

Total	94.1%

Short-Term Investments	2.5
Other Assets & Liabilities	2.4

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

The Hartford Inflation Plus Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	7.23%	3.28%	2.15%
Class A2	2.41%	2.33%	1.68%
Class C1	6.45%	2.52%	1.39%
Class C3	5.45%	2.52%	1.39%
Class I1	7.64%	3.59%	2.43%
Class R3[1]	6.89%	2.94%	1.81%
Class R4[1]	7.24%	3.25%	2.11%
Class R5[1]	7.46%	3.54%	2.41%
Class Y1	7.64%	3.62%	2.49%
Class F1	7.61%	3.60%	2.43%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	7.01%	3.57%	2.51%
Bloomberg Barclays U.S. TIPS Index	9.09%	4.42%	3.24%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.88%	0.85%
Class C	1.59%	1.59%
Class I	0.55%	0.55%
Class R3	1.17%	1.17%
Class R4	0.87%	0.87%
Class R5	0.57%	0.57%
Class Y	0.56%	0.56%
Class F	0.45%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

15

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Allan M. Levin, CFA, FRM, FSA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 7.23%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming one of the Fund’s benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index, which returned 7.01% for the same period, while underperforming the Fund’s other benchmark, the Bloomberg Barclays U.S. TIPS Index, which returned 9.09% for the period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 7.94% average return of the Lipper Inflation Protection Funds peer group, a group of funds that invests primarily in inflation-indexed fixed income securities.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union(EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities (CMBS), and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Over the period, U.S. dollar performance was mixed. European domiciled currencies including the euro (EUR), Swiss Franc (CHF), and Swedish Krona (SEK) performed strongly in response to the EU Recovery Fund. Perceived safe havens such as the Japanese yen (JPY) benefited in response to the impending collapse in global economic activity driven by the coronavirus pandemic. Despite mixed returns against global currencies, the U.S. dollar surged early in 2020 as global investors shifted into U.S. dollars. The Australian dollar (AUD) rallied due to the country’s more aggressive handling of the pandemic relative to other major economies. Currencies of energy-heavy economies such as the Canadian dollar (CAD) and Norwegian Krone (NOK) faltered, particularly following the collapse of the Organization of the Petroleum Exporting Countries (OPEC)+ talks early in 2020.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative returns, but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency mortgage-backed securities (MBS) and asset backed securities (ABS) generated positive excess returns, while commercial mortgage-backed securities (CMBS) generated negative excess returns.

Real and nominal U.S. Treasury yields fell over the period across the yield curve. Unprecedented action by central banks to support economies in the wake of the coronavirus pandemic compressed nominal Treasury yields, while better-than-expected economic data towards the end of the period and optimism about re-opening the economy raised U.S. inflation expectations and contributed positively to the outperformance of Treasury Inflation-Protected Securities (TIPS)

16

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

relative to nominals. Over the twelve months ending October 31, 2020, 5- and 10-year TIPS “real” yields fell 1.28% and 0.98%, respectively, and 5- and 10-year inflation breakevens (a market-based measure of expected inflation) rose by 0.14% and 0.16%, respectively.

The Fund’s allocation across various credit sectors, such as bank loans, corporate credit, and agency residential mortgage-backed securities (RMBS) had a positive impact on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index during the period. We invested the Fund’s assets in these “plus” sectors because of our expectation that these particular sectors will be correlated to inflation over time. We used consumer price index (CPI) swaps in the Fund to overlay these sectors so that the overall Fund “beta” to inflation is not diminished. The Fund’s positioning within U.S. TIPS and non-U.S. bonds was also additive to relative performance. Conversely, the Fund’s tactical duration positions and allocation to non-agency MBS detracted from relative performance.

Over the period, we made use of derivatives in the Fund in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards to hedge currency risk, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of these derivatives on relative performance was positive overall.

What is the outlook as of the end of the period?

While there could be medium-term inflation risks arising from the aggressive economic and monetary policy interventions to support the economy this year, we are less concerned about near-term inflationary risks. We believe that unprecedented levels of monetary and fiscal stimulus should likely support increasing inflation expectations over the long term. More cyclical drivers of inflation are likely to be more volatile as uncertainty associated with the duration of the heath crisis and the speed of recovery continues. We believe that most credit sectors remain an important diversifier. Therefore, we continue to see value in being short overall inflation exposure versus the Bloomberg Barclays U.S. TIPS 1-10 Year Index in favor of credit.

The Fund continues to be underweight to shorter-duration TIPS, which are most sensitive to short-term changes in inflation, and are focused on security selection around the 10-year segment of the TIPS curve. The Fund maintained allocations to non-agency RMBS, agency MBS, and senior CMBS with attractive collateral in our view. The Fund also held an allocation to investment-grade credit, high yield, and bank loans.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	3.6%
Corporate Bonds	1.8
Foreign Government Obligations	6.8
Senior Floating Rate Interests	7.3
U.S. Government Agencies(2)	4.4
U.S. Government Securities	74.7

Total	98.6%

Short-Term Investments	3.0
Purchased Options	0.0 *
Other Assets & Liabilities	(1.6)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

17

Hartford Municipal Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	3.00%	3.81%	3.82%
Class A3	-1.64%	2.86%	2.95%
Class C2	2.05%	3.39%	3.38%
Class C4	1.05%	3.39%	3.38%
Class I2	3.14%	4.04%	4.06%
Class F2	3.30%	4.08%	4.09%
Bloomberg Barclays Municipal Bond Index	3.59%	3.70%	3.78%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	0.70%
Class C	1.75%	1.45%
Class I	0.75%	0.47%
Class F	0.70%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

18

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 3.00%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 3.59% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.72% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the economic fallout from the coronavirus pandemic and subsequently the unprecedented magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, as personal income and spending were boosted by an improving labor market and pandemic aid. However, a resurgence in coronavirus cases sparked concerns and weighed on consumer sentiment.

On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative returns but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.50% during the period. This index underperformed duration-equivalent Treasuries by 2.11%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 88.2% to 105.7%. Over the period, technical factors proved resilient. Demand for municipal funds and individual bonds remained strong, while supply (measured by bond issuance) rebounded swiftly from a standstill in March 2020 to pre-pandemic levels.

During the period, the Fund’s overweight to high-yield revenue bonds detracted from performance relative to the Bloomberg Barclays Municipal Bond Index, particularly within the Healthcare and Special Tax sectors. An allocation to high yield local general obligation bonds that was outside of the Bloomberg Barclays Municipal Bond Index also detracted from relative performance. The Fund’s positioning within investment-grade revenue bonds contributed positively to performance, particularly within the Port, Airport and Marina and Housing sectors. Security selection within investment-grade local general obligation bonds also contributed positively to relative returns. Conversely, an underweight to pre-refunded debt detracted from relative returns. The Fund’s duration and yield curve positioning had a positive impact on performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We acknowledge that the ongoing coronavirus pandemic will likely create a challenging environment for municipal issuers over at least the next twelve months. However, we believe we are continuing to find attractively valued municipal bonds. We believe that not all issuers and sectors will feel the effects evenly, which creates an opportunity for security selection in our view. We remain positive on high yield with a focus on security selection, focusing on the issuers we believe have strong enough balance sheets to weather the downturn. At a sector level (within high yield), we prefer Sales Tax and Lease bonds. The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) provided significant aid to hospitals, universities, and airports but left out support for states and localities for lost revenues. The likelihood of additional fiscal aid in 2020 has decreased, but we believe there still remains a possibility that aid will arrive in the first quarter of 2021. Issuers have come back to the market after supply dropped to a standstill in March 2020. We continue to expect robust issuance through 2020 with total supply estimates slightly behind 2019 for tax-exempt bonds and in line with 2019 when combining tax-exempt and taxable bonds. We expect the number of new projects in this environment to be fairly limited as municipalities cut their budgets, so the bulk of bond issuance will likely be tied to refinancing existing debt. Municipal bond mutual fund flows have remained positive, which is supportive of

19

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

municipal bond markets. The balance between tax-exempt supply and fund flows is the primary determinant of tax-exempt spreads, but if the current trends continue (positive demand and light supply in tax-exempts), we would expect spreads to move tighter over time. The Fund ended the period with a duration of 5.80 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Composition of Municipal Bonds(1)

as of 10/31/2020

Municipal Bonds	Percentage of Net Assets
Airport	11.1%
Development	3.6
Education	1.3
Facilities	0.3
General Obligation	11.9
Higher Education	5.6
Housing	1.1
Medical	5.5
Mello-Roos District	0.5
Multifamily Housing	0.2
Nursing Homes	5.8
Other(2)	15.0
Power	3.0
School District	10.0
Single Family Housing	5.7
Student Loan	0.4
Tobacco	1.9
Transportation	9.5
Utilities	2.6
Water	0.8
Short-Term Investments	3.8
Other Assets & Liabilities	0.4

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

20

The Hartford Municipal Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	2.63%	3.40%	3.69%
Class A2	-1.99%	2.45%	3.22%
Class C1	1.86%	2.62%	2.92%
Class C3	0.86%	2.62%	2.92%
Class I1	2.99%	3.67%	3.96%
Class Y1	2.86%	3.64%	3.94%
Class F1	2.95%	3.68%	3.96%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	3.66%	3.22%	3.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class Y shares commenced operations on 05/31/2018. Performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.46%	1.46%
Class I	0.46%	0.46%
Class Y	0.47%	0.47%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

21

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 2.63%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 3.66% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 3.11% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the economic fallout from the coronavirus pandemic and subsequently the unprecedented magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, as personal income and spending were boosted by an improving labor market and pandemic aid. However, a resurgence in coronavirus cases sparked concerns and weighed on consumer sentiment.

On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative returns but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.50% during the period. This index underperformed duration-equivalent Treasuries by 2.11%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 88.2% to 105.7%. Over the period, technical factors proved resilient. Demand for municipal funds and individual bonds remained strong while supply (measured by bond issuance) rebounded swiftly from a standstill in March 2020 to pre-pandemic levels.

The Fund’s positioning within investment-grade revenue bonds – particularly in the Healthcare sector – was the primary detractor from performance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. An underweight to and security selection within investment-grade state general obligation bonds detracted from performance but was partially offset by an overweight to investment-grade local general obligation bonds. Additionally, the Fund’s allocation to high-yield local general obligation bonds that was outside of the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index had a negative impact on relative performance. However, the Fund’s duration and yield curve positioning had a positive impact on relative performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We acknowledge that the ongoing coronavirus pandemic will likely create a challenging environment for municipal issuers over at least the next twelve months. However, we are continuing to find attractively valued municipal bonds in our view. We believe that not all issuers and sectors will feel the effects evenly, which creates an opportunity for security selection in our view. We remain positive on high yield with a focus on security selection, focusing on the issuers we believe have strong enough balance sheets to weather the downturn. At a sector level (within high yield), we prefer Sales Tax and Lease bonds. The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) provided significant aid to hospitals, universities, and airports but left out support for states and localities for lost revenues. The likelihood of additional fiscal aid in 2020 has decreased, but we believe there still remains a possibility that aid will arrive in the first quarter of 2021. Issuers have come back to the market after supply dropped to a standstill in March 2020. We continue to expect robust issuance through 2020 with total supply estimates slightly behind 2019 for tax-exempt bonds and in line with 2019 when combining tax-exempt and taxable bonds. We expect the number of new projects in this environment to be fairly limited as municipalities cut their budgets, so the bulk of issuance will likely be tied to refinancing existing debt. Municipal bond mutual fund flows have remained positive, which is supportive of municipal bond

22

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

markets. The balance between tax-exempt supply and fund flows is the primary determinant of tax-exempt spreads, but if the current trends continue (positive demand and light supply in tax-exempts) we would expect spreads to move tighter over time. The Fund ended the period with a duration of 5.00 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Composition of Municipal Bonds(1)

as of 10/31/2020

Municipal Bonds	Percentage of Net Assets
Airport	0.9%
Bond Bank	7.7
Development	0.1
Education	3.3
Facilities	1.2
General Obligation	0.4
Higher Education	11.7
Housing	2.2
Medical	0.9
Mello-Roos District	7.5
Multifamily Housing	0.9
Nursing Homes	0.9
Other (2)	6.1
Pollution	16.4
Power	3.6
School District	7.4
Single Family Housing	5.4
Student Loan	0.6
Tobacco	3.0
Transportation	9.8
Utilities	1.3
Water	2.6
Short-Term Investments	4.9
Other Assets & Liabilities	1.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

23

Hartford Municipal Short Duration Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	1.88%	1.68%	1.72%
Class A3	-2.70%	0.75%	0.86%
Class C2	1.23%	1.30%	1.29%
Class C4	0.23%	1.30%	1.29%
Class I2	2.12%	1.92%	1.96%
Class F2	2.19%	1.95%	1.98%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	2.76%	1.84%	1.92%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.10%	0.70%
Class C	1.83%	1.45%
Class I	0.82%	0.47%
Class F	0.80%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

24

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 1.88%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 2.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 1.69% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the economic fallout from the coronavirus pandemic and subsequently the unprecedented magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, as personal income and spending were boosted by an improving labor market and pandemic aid. However, a resurgence in coronavirus cases sparked concerns and weighed on consumer sentiment.

On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative returns but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.50% during the period. This index underperformed duration-equivalent Treasuries by 2.11%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 88.2% to 105.7%. Over the period, technical factors proved resilient. Demand for municipal funds and individual bonds remained strong while supply (measured by bond issuance) rebounded swiftly from a standstill in March 2020 to pre-pandemic levels.

The Fund’s positioning within investment-grade bonds and an allocation to high-yield revenue bonds that was outside of the Bloomberg Barclays Municipal Bond Short 1-5 Year Index were the key drivers of underperformance relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index during the period. Within investment grade bonds, the Transportation and Healthcare sectors were the primary detractors, and within high yield bonds, the Healthcare sector was the primary detractor from performance. The Fund’s underweight to investment-grade pre-refunded debt contributed positively to relative returns. Additionally, the Fund’s duration and yield curve positioning had a positive impact on performance relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We acknowledge that the ongoing coronavirus pandemic will likely create a challenging environment for municipal issuers over at least the next twelve months. However, we are continuing to find attractively valued municipal bonds in our view. We believe that not all issuers and sectors will feel the effects evenly, which creates an opportunity for security selection in our view. We remain positive on high yield with a focus on security selection, focusing on the issuers we believe have strong enough balance sheets to weather the downturn. At a sector level (within high yield), we prefer Sales Tax and Lease bonds. The Coronavirus Aid, Relief, and Economic Security Act (CARES Act) provided significant aid to hospitals, universities, and airports but left out support for states and localities for lost revenues. The likelihood of additional fiscal aid in 2020 has decreased, but we believe there still remains a possibility that aid will arrive in the first quarter of 2021. Issuers have come back to the market after supply dropped to a standstill in March 2020. We continue to expect robust issuance through 2020 with total supply estimates slightly behind 2019 for tax-exempt bonds and in line with 2019 when combining tax-exempt and taxable bonds. We expect the number of new projects in this environment to be fairly limited as municipalities cut their budgets, so the bulk of issuance will likely be tied to refinancing existing debt. Municipal bond mutual fund flows have remained positive, which is supportive of municipal bond markets. The balance between tax-exempt supply and fund flows is the

25

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

primary determinant of tax-exempt spreads, but if the current trends continue (positive demand and light supply in tax-exempts) we would expect spreads to move tighter over time. The Fund ended the period with a duration of 2.32 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Composition of Municipal Bonds(1)

as of 10/31/2020

Municipal Bonds	Percentage of Net Assets
Airport	4.8%
Development	4.9
Education	1.4
General Obligation	5.9
Higher Education	3.7
Housing	2.9
Medical	7.0
Mello-Roos District	1.0
Nursing Homes	7.8
Other(2)	18.2
Power	2.5
School District	7.4
Single Family Housing	5.1
Student Loan	1.6
Tobacco	3.1
Transportation	8.8
Utilities	0.8
Water	5.6
Short-Term Investments	5.6
Other Assets & Liabilities	1.9

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

26

The Hartford Short Duration Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	3.07%	2.65%	2.26%
Class A2	1.01%	2.23%	2.05%
Class C1	2.31%	1.88%	1.49%
Class C3	1.31%	1.88%	1.49%
Class I1	3.27%	2.93%	2.54%
Class R3[1]	2.71%	2.36%	2.02%
Class R4[1]	3.15%	2.66%	2.31%
Class R5[1]	3.31%	2.96%	2.57%
Class R6[1]	3.40%	2.99%	2.60%
Class Y1	3.33%	2.95%	2.59%
Class F1	3.52%	3.01%	2.58%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	3.38%	2.10%	1.54%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 2.00%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares. Class R3, R4 and R5 shares commenced operations on

09/30/2011. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.84%	0.81%
Class C	1.56%	1.56%
Class I	0.53%	0.53%
Class R3	1.17%	1.17%
Class R4	0.87%	0.87%
Class R5	0.57%	0.57%
Class R6	0.45%	0.45%
Class Y	0.54%	0.54%
Class F	0.45%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

27

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 3.07%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 3.38% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.90% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities (CMBS), and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative excess returns, but recouped some of their earlier underperformance. High yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency MBS and asset backed securities (ABS) generated positive excess returns, while CMBS generated negative excess returns.

The Fund’s overweight to investment-grade corporate bonds and allocations to high-yield and bank loans outside of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index contributed positively to relative performance. Within investment grade, the Fund’s overweight to investment-grade bonds in the Financials and Industrials sectors also contributed positively, while positioning in non-corporate credit marginally detracted from performance. In the securitized sectors, an allocation to CMBS outside of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index detracted from performance, while the Fund’s allocations to ABS and MBS had a neutral impact on relative returns. The Fund’s short duration positioning at the one-year and two-year portions of the yield curve detracted from relative returns over the period as interest rates declined.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, we have positioned the Fund with a moderate pro-cyclical risk posture, favoring the credit and securitized sectors. Our base case expectation is for a sharp, deep global recession followed by a gradual recovery that will depend on public health and fiscal measures.

Monetary and fiscal responses have surpassed what we saw during the Global Financial Crisis (GFC) in both size and speed, and we expect them to continue to be supportive for the economy and markets. We expect rates to hold steady in the near term, particularly given adjustments to the Fed’s monetary policy framework that allow inflation to rise above 2%. We believe the front end of the yield curve is anchored

28

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

as policy rates are expected to stay near zero for the foreseeable future. The Fund’s duration posture is close to neutral.

As of the end of the period, we maintained a slight pro-cyclical positioning in the corporate bond sector in the Fund. Credit spreads have compressed substantially, but we believe there are still attractive opportunities in select names. We are focusing on higher-quality credits in this environment, as we believe corporate fundamentals are weakening. Within the corporate sector, we continue to favor U.S. banks, as balance sheets are less risky in our view due to improved capital ratios and regulation. We believe valuations for long-term investors still suggest being overweight corporate credit risk. Issuance has moderated but remains at historic levels on an annualized basis.

Mortgage fundamentals have deteriorated with the increase in prepayment risk. Advancements in technology that allow borrowers to refinance despite social distancing constraints are contributing to higher prepayment speeds; these changes are likely to persist over the longer term. The technical picture is much brighter given the Fed’s sizable purchases. The Fed’s commitment to buying unlimited amounts of agency MBS has reduced volatility, which is supportive of agency MBS overall. We expect MBS spreads should stay somewhat range-bound as economic stresses are mitigated by Fed activity. As of the end of the period, we maintained the Fund’s exposure to agency MBS, favoring 15-year pass-throughs and agency collateralized mortgage obligations (CMOs).

We are being selective on ABS given our cautious outlook for consumer fundamentals. The U.S. consumer underwent a dramatic shift from one of the strongest-performing sectors in the global economy to one of the most threatened. Low interest rates and oil prices are beneficial, but rising unemployment is likely to overwhelm these advantages. Additionally, decreased probability of additional fiscal stimulus this calendar increases benefits for the consumer. Within the sector, we remain focused on the traditional higher-quality ABS sectors within the Fund, including auto mergers & acquisitions. As of the end of the period, we also maintained in the Fund an allocation to collateralized loan obligations (CLOs). Our outlook for CMBS is more cautious as commercial real estate fundamentals are under pressure due to the coronavirus pandemic.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk.

• Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	20.5%
Corporate Bonds	53.8
Foreign Government Obligations	0.1
Municipal Bonds	0.8
Senior Floating Rate Interests	15.9
U.S. Government Agencies(2)	6.8
U.S. Government Securities	1.2

Total	99.1%

Short-Term Investments	1.0
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

29

The Hartford Strategic Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	8.21%	6.16%	4.99%
Class A2	3.34%	5.19%	4.50%
Class C1	7.40%	5.37%	4.21%
Class C3	6.40%	5.37%	4.21%
Class I1	8.41%	6.41%	5.25%
Class R3[1]	7.77%	5.84%	4.73%
Class R4[1]	8.12%	6.17%	5.02%
Class R5[1]	8.46%	6.49%	5.31%
Class R6[1]	8.65%	6.57%	5.38%
Class Y1	8.36%	6.51%	5.35%
Class F1	8.49%	6.49%	5.29%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 09/30/2011. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on

11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 04/02/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.03%	0.95%
Class C	1.75%	1.70%
Class I	0.74%	0.70%
Class R3	1.35%	1.25%
Class R4	1.05%	0.95%
Class R5	0.74%	0.65%
Class R6	0.63%	0.60%
Class Y	0.74%	0.69%
Class F	0.63%	0.60%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

30

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 8.21%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.19% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.36% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities (CMBS), and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Over the period, U.S. dollar performance was mixed. European domiciled currencies including the euro (EUR), Swiss franc (CHF), and Swedish krona (SEK) performed strongly in response to the EU Recovery Fund. Perceived safe havens such as the Japanese yen (JPY) benefited in response to the impending collapse in global economic activity driven by the coronavirus pandemic. Despite mixed returns against global currencies, the U.S. dollar surged early in 2020 as global investors shifted into U.S. dollar cash. The Australian dollar (AUD) rallied due to the country’s more aggressive handling of the pandemic relative to other major economies. Currencies of energy-heavy economies such as the Canadian dollar (CAD) and Norwegian krone (NOK) faltered, particularly following the collapse of the Organization of the Petroleum Exporting Countries (OPEC)+ talks early in 2020.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative returns but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency MBS

31

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

and asset backed securities (ABS) generated positive excess returns, while CMBS generated negative excess returns.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high-yield credit, emerging-markets debt, and bank loans. The primary contributor to the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index over the period was positioning within global high yield. Most notably, we increased the credit beta position during the second half of March 2020 via high-yield credit default swap indices (CDX). We used the CDX to make a tactical shift into high-yield corporates at the peak of the market drawdown to seek to capitalize on attractive spreads, which contributed positively to the Fund’s relative performance. An allocation to convertible bonds also helped relative results, though we reduced the Fund’s exposure by the end of the period following the convertible bonds’ strong performance. An allocation to bank loans provided a slightly positive contribution to results. As of the end of the period, the Fund remained positioned with an underweight to investment-grade credit in favor of bank loans and high yield. An underweight to investment-grade corporate bonds contributed positively to results. The Fund’s allocation to emerging-markets debt detracted from overall performance during the period, particularly external debt exposure, while emerging-market corporate bond and emerging-markets local debt exposures contributed positively, offsetting some of the negative impact. Allocations to securitized sectors detracted the most from relative performance overall, particularly CMBS, non-agency residential mortgage-backed securities (RMBS), and to a lesser extent ABS, as these sectors came under pressure amid elevated market volatility, particularly at the onset of the coronavirus pandemic. We reduced the size of the Fund’s CMBS position later in the period, given our concerns about downside risks in the sector. An allocation to agency MBS contributed slightly to relative performance, as spread widening was limited by the announcement of Fed purchases. As of the end of the period, the Fund maintained a structural allocation to developed-market currencies. Emerging-market and commodity-linked currencies were laggards due to recession fears stemming from the coronavirus pandemic as well as a collapse in OPEC+ talks early in 2020. Overall, currency exposure was a slightly positive contributor to relative results. The Fund’s allocation to Treasury inflation-protected securities (TIPS) had a positive impact on results, as TIPS outperformed duration-equivalent nominal U.S. Treasuries.

Derivative exposure to high yield contributed positively to results, particularly credit default swap indices; exposure to emerging-markets CDX was a slightly positive contributor, while investment-grade CDX exposure had a neutral impact on relative performance. The Fund’s tactical duration and yield curve positioning had a negative impact overall on the Fund’s performance.

What is the outlook as of the end of the period?

We believe the outlook for global economic activity and financial markets has improved recently, though there is still the risk of a downside surprise with the coronavirus vaccine. We believe the recovery will likely be slow and uneven, though this is balanced by extraordinary monetary and fiscal stimulus measures. As of the end of the period, we are therefore positioning the Fund with a slightly pro-cyclical risk posture while preserving cash/liquidity and focusing on tactical duration positions. As of the end of the period, we positioned the Fund for an increase in inflation expectations. As of the end of the period, we have also positioned the Fund with an underweight to investment-grade corporate bonds and agency MBS in favor of higher-yielding sectors such as high yield, U.S. bank loans, and parts of the structured finance universe (non-agency RMBS). As of the end of the period, we are seeking to add exposure to parts of the structured finance universe where market dislocations occur. We believe the downturn will be particularly challenging for emerging markets. We have focused the Fund’s exposures on countries that we believe are better able to cope with the economic and healthcare impact of the coronavirus pandemic. As of the end of the period, the Fund also had a small exposure to select convertible bonds.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

32

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Convertible Preferred Stocks	0.5
Preferred Stocks	0.1
Warrants	0.0 *

Total	0.6%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	6.4%
Convertible Bonds	2.7
Corporate Bonds	32.3
Foreign Government Obligations	18.7
Municipal Bonds	0.9
Senior Floating Rate Interests	19.9
U.S. Government Agencies(2)	7.6
U.S. Government Securities	13.7

Total	102.2%

Short-Term Investments	4.4
Purchased Options	0.0 *
Other Assets & Liabilities	(7.2)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

33

The Hartford Total Return Bond Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	6.88%	4.53%	3.77%
Class A2	2.07%	3.57%	3.29%
Class C1	6.13%	3.76%	3.00%
Class C3	5.13%	3.76%	3.00%
Class I1	7.35%	4.83%	4.07%
Class R3[1]	6.55%	4.20%	3.44%
Class R4[1]	6.90%	4.52%	3.76%
Class R5[1]	7.20%	4.88%	4.09%
Class R6[1]	7.41%	4.94%	4.17%
Class Y1	7.27%	4.92%	4.17%
Class F1	7.38%	4.92%	4.12%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the Fund’s statement of additional information.

Class C shares of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	0.74%	0.74%
Class C	1.53%	1.53%
Class I	0.46%	0.46%
Class R3	1.07%	1.07%
Class R4	0.76%	0.76%
Class R5	0.47%	0.47%
Class R6	0.35%	0.35%
Class Y	0.46%	0.46%
Class F	0.35%	0.35%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

34

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 6.88%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.19% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 6.19% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates to the zero lower bound, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities (CMBS), and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Over the period, U.S. dollar performance was mixed. European domiciled currencies including the euro (EUR), Swiss franc (CHF), and Swedish krona (SEK) performed strongly in response to the EU Recovery Fund. Perceived safe havens such as the Japanese yen (JPY) benefited in response to the impending collapse in global economic activity driven by the coronavirus pandemic. Despite mixed returns against global currencies, the U.S. dollar surged early in 2020 as global investors shifted into U.S. dollar cash. The Australian dollar (AUD) rallied due to the country’s more aggressive handling of the pandemic relative to other major economies. Currencies of energy-heavy economies such as the Canadian dollar (CAD) and Norwegian krone (NOK) faltered, particularly following the collapse of the Organization of the Petroleum Exporting Countries (OPEC)+ talks early in 2020.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had negative excess returns but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns, while securitized sectors were mixed. Agency MBS and asset backed securities (ABS) generated positive excess returns, while CMBS generated negative excess returns.

During the period, the largest contributor to the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was

35

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

positioning within credit sectors. An allocation to and security selection within investment-grade credit, particularly within the Industrials sector, was the largest contributor within corporate credit. An underweight to developed sovereign bonds within non-corporate credit also had a positive impact on relative results over the period. An allocation to high yield contributed positively to relative results as higher-yielding sectors recovered over the latter part of the period, while an allocation to bank loans had a slightly negative impact on relative performance. The Fund’s allocation to select emerging markets debt contributed positively to relative performance during the period. The Fund’s allocation to securitized sectors, consisting of non-agency residential mortgage backed securities (NA RMBS – particularly post-crisis “2.0” issuances), CMBS, and ABS detracted from relative performance, as many of these sectors came under substantial stress, particularly at the onset of the coronavirus pandemic. This negative impact was partially offset by a positive impact from positioning within agency MBS, which contributed positively to relative performance during the period as spread widening was limited by the announcement of Fed purchases. An allocation to collateralized loan obligations (CLOs) was a modest positive contributor to relative results. An allocation to Treasury inflation-protected securities (TIPS) contributed positively to relative performance as TIPS outperformed duration-equivalent nominal U.S. Treasuries.

Finally, the Fund’s derivative hedges, implemented through credit default swap indices (CDX), slightly detracted from performance. Additionally, the Fund’s tactical duration positioning during part of the period, implemented partially through interest rate swaps and bond futures, detracted from performance.

What is the outlook as of the end of the period?

As of the end of the period, we are positioning the Fund consistent with our expectation for continued uncertainty amid the ongoing coronavirus pandemic. We expect accommodative monetary policy to continue to support credit risk sectors. We have positioned the Fund for rising inflation expectations as we believe the TIPS market is underpricing inflation expectations. As of the end of the period, the Fund had a neutral weight to investment-grade corporate bonds. Within investment-grade corporate bonds, we favor the Communications and Technology sectors, as we feel that select issuers are particularly resilient in this environment. As of the end of the period, the Fund is positioned with an overweight to agency mortgage-backed pass-throughs. Within structured finance, the Fund maintained an allocation outside the Bloomberg Barclays U.S. Aggregate Bond Index to select non-agency RMBS, high quality CLOs, and collateral mortgage obligations (CMOs) and Fannie Mae (FNMA) Delegated Underwriting & Servicing (DUS) multi-family bonds. As of the end of the period, the Fund also owned senior CMBS tranches with attractive collateral in our view. The Fund maintained an allocation to high yield. In addition to high yield, the Fund expresses a pro-risk view through an allocation to bank loans. As of the end of the period, we also continued to hold in the Fund select exposure to emerging-markets debt in countries where we believe valuations are attractive.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%*
Preferred Stocks	0.0	*
Warrants	0.0	*

Total	0.0	%*

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	19.1%
Corporate Bonds	32.7
Foreign Government Obligations	1.8
Municipal Bonds	1.9
Senior Floating Rate Interests	2.4
U.S. Government Agencies(2)	39.8
U.S. Government Securities	20.5

Total	118.2%

Short-Term Investments	6.2
Purchased Options	0.0	*
Other Assets & Liabilities	(24.4)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

36

The Hartford World Bond Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	0.80%	2.25%	2.83%
Class A3	-3.74%	1.31%	2.33%
Class C2	0.00%	1.48%	2.08%
Class C4	-0.98%	1.48%	2.08%
Class I2	1.10%	2.51%	3.11%
Class R3[2]	0.44%	1.92%	2.50%
Class R4[2]	0.84%	2.24%	2.82%
Class R5[2]	1.08%	2.53%	3.12%
Class R6[2]	1.17%	2.63%	3.22%
Class Y2	1.11%	2.58%	3.19%
Class F2	1.17%	2.59%	3.15%
FTSE World Government Bond Index	6.00%	3.92%	1.74%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.63%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.76%	1.76%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.07%	1.07%
Class R5	0.77%	0.77%
Class R6	0.65%	0.65%
Class Y	0.75%	0.74%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

37

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Martin Harvey, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 0.80%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmarks, the FTSE World Government Bond Index, which returned 6.00% for the same period, and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.19% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 4.38% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in United States (U.S.) dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the U.S.

Why did the Fund perform this way?

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the coronavirus pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States (U.S.), U.S.-China trade tensions, uncertainty stemming from the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus pandemic, but only widened marginally over the entire period after tightening in response to the unprecedented stimulus measures and gradually reopening economies.

Global monetary policies were extremely accommodative during the period. The Federal Reserve (Fed) cut rates near zero and committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time. Many other developed-markets central banks cut policy rates significantly in response to the pandemic while several emerging-markets central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Third quarter 2020 gross domestic product (GDP) rebounded, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The manufacturing Purchasing Managers’ Index (PMI) improved, while the services PMI declined further into contractionary territory. Chinese annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Over the period, U.S. dollar performance was mixed. European domiciled currencies including the euro (EUR), Swiss franc (CHF) and Swedish krona (SEK) performed strongly in response to the EU Recovery Fund. Perceived safe havens such as the Japanese yen (JPY) benefited in response to the impending collapse in global economic activity driven by the coronavirus pandemic. Despite mixed returns against global currencies, the U.S. dollar surged early in 2020 as global investors shifted into U.S. dollar cash. The Australian dollar (AUD) rallied due to the country’s more aggressive handling of the pandemic relative to other major economies. Currencies of energy-heavy economies such as the Canadian dollar (CAD) and Norwegian krone (NOK) faltered, particularly following the collapse of the Organization of the Petroleum Exporting Countries (OPEC)+ talks early in 2020.

Absolute returns in global sovereign debt were generally positive during the twelve-month period due to accommodative central banks and a preference for the perceived safety of government bonds. The U.S. yield curve steepened as the Fed kept policy rates anchored but expressed tolerance for a temporary inflation overshoot. Yield curves generally steepened in other developed economies where policy makers had room to cut rates before the pandemic. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed. Investment-grade corporate bonds had marginally negative excess returns, but experienced significant spread widening early in the period followed by significant tightening later in the period. High-yield spreads followed a similar path, generating negative excess returns. Securitized sectors were mixed, as agency mortgage-backed securities (MBS) and asset backed securities (ABS) generated positive excess returns, while commercial mortgage-backed securities (CMBS) generated negative excess returns.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, country and credit strategies contributed positively to total returns relative to the FTSE World Government Bond Index, while currency strategies detracted from relative performance. Relative to the FTSE World Government Bond Index, the Fund’s lower duration positioning in country strategies

38

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

detracted from performance, as sovereign debt yields across most markets moved lower. The Fund’s strategic currency positioning also detracted from relative returns, due to select exposures to non-U.S.-dollar currencies.

Within country positioning, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as yields declined to record lows across developed markets, reflecting global recession fears stemming from the coronavirus pandemic. Over the period, the Fund had exposure to some of the higher-yielding developed markets such as the U.S., Canada, Australia, and New Zealand, which benefited total returns. Also in macro-based duration strategies, short duration positions in the U.K. and Germany detracted from performance. U.K. rates fell in the first quarter of 2020 as the coronavirus spread outside of China and the EU failed to agree on a coronavirus pandemic fiscal rescue early in the quarter, leading investors to seek the safety of German bunds in April 2020. In quantitative positioning, the Fund’s long duration bias in March 2020, which we shifted to in the beginning of the month, was the key contributor to performance during the period. Against the FTSE World Government Bond Index, we maintained a shorter duration stance within the Fund for the period, which led to relative underperformance.

During the period, we implemented both a strategic currency strategy and opportunistic currency strategy on behalf of the Fund. With respect to the strategic currency strategy, we seek to mitigate market risk. With respect to the opportunistic currency positioning, we seek exploit inefficiencies in the global fixed income and currency markets due to unsynchronized economic, interest rate and credit cycles. The currency strategies implemented on behalf of the Fund had negative total returns during the period. The Fund’s strategic currency positioning drove negative total returns due to the Fund’s non-U.S.-dollar exposure held at portions throughout the period, such as the exposure to the JPY and NOK. The JPY fell in mid-2020 as reopening economies and falling coronavirus case counts drove positive risk sentiment. The NOK faltered early in 2020 with the collapse of OPEC+ talks. Relative to the FTSE World Government Bond Index, the Fund’s lack of exposure to European currencies resulted in underperformance as European currencies performed strongly during the period in response to the EU Recovery Fund. In the Fund’s opportunistic currency positioning, a short EUR position detracted from performance, particularly after the proposal of a joint EU pandemic relief fund during the second quarter of 2020.

Within the Fund’s credit positioning, the Fund’s opportunistic allocations to high yield and emerging-market debt outside of the FTSE World Government Bond Index contributed positively to absolute returns as the sectors generated strong positive total returns over the year.

During the period, we used derivatives in the Fund in pursuit of the Fund’s investment objective as well as to hedge against risk. The Fund’s macro-driven duration positioning, which are primarily implemented using exchange-traded government bond futures and cash bonds, detracted from total returns over the period; conversely, the Fund’s country rotation positioning, which is also implemented through exchange-traded government bond futures, contributed positively. The Fund’s macro-driven and strategic market currency positioning is implemented through currency forwards. Macro-driven currency positioning and strategic currency positioning both detracted from performance over the period. The Fund’s credit positioning, which is implemented using cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.

What is the outlook as of the end of the period?

We perceive the public health crisis as temporary and the policy response as semi-permanent. We believe excess capacity should continue to be created over the coming weeks, as the coronavirus case count will likely rise and lockdown restrictions may increase. However, recent vaccine developments make us marginally more confident about the temporary nature of the health crisis. It provides greater confidence that the recovery can proceed at a faster pace with both bond yields and equities rising together over 2021. In the U.S., the post-Global Financial Crisis (GFC) period beginning in 2011 (i.e., the second half of President Obama’s first term) bears a resemblance to the current market environment. Both involved a split Congress alongside an extremely accommodative Fed. We believe that the overall U.S. policy mix in the absence of a “blue wave” scenario implies less fiscal and more monetary policy in the mix. The potential for gridlock reduces the scope for a rollback of President Donald Trump’s signature tax cuts and also may mean less aggressive regulation as a divided U.S. government is unlikely to crack down on big tech or big pharma firms.

We think that the broad U.S. dollar index could gradually decline over the next few months, driven by the potential for falling U.S. interest-rate differentials, positive vaccine developments, and U.S. dollar overvaluation in our long-term metrics. We believe that a Biden Presidency (even with the Senate remaining in Republican majority) would favor foreign currencies versus the U.S. dollar as markets price in easing geopolitical tensions and unchanged tax and regulatory policy. However, the magnitude of a broad-based dollar decline would be lower compared to a “blue wave” scenario.

In high yield, we believe fundamentals remain challenged but are beginning to improve for many issuers. In securitized sectors, we continue to have conviction in U.S. housing-related assets in non-agency retail mortgage backed securities (RMBS). Housing purchase activity has been strong amid historically low mortgage rates and pent up demand. In CMBS, commercial real estate fundamentals are under pressure due to the coronavirus pandemic. Retail and lodging are most directly impacted by the fallout from the global pandemic. In ABS, the U.S. consumer underwent a dramatic shift from one of the strongest-performing sectors in the global economy to one of the most threatened. In corporate credit, we continue to believe the measures enacted by major governments and central banks around the world should likely support further credit spread tightening. However, we believe that additional fiscal measures will be necessary to support the global economy, and renewed credit spread volatility is possible.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These

39

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Convertible Preferred Stocks	0.2
Preferred Stocks	0.0 *

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	7.9%
Convertible Bonds	0.2
Corporate Bonds	14.9
Foreign Government Obligations	64.1
Senior Floating Rate Interests	2.1
U.S. Government Agencies(2)	2.7
U.S. Government Securities	6.5

Total	98.4%

Short-Term Investments	1.8
Purchased Options	0.1
Other Assets & Liabilities	(0.5)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

40

Hartford Fixed Income Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

41

Hartford Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
The Hartford Emerging Markets Local Debt Fund

Class A	$1,000.00	$1,103.10	$6.24	$1,000.00	$1,019.20	$5.99	1.18%
Class C	$1,000.00	$1,100.40	$10.19	$1,000.00	$1,015.43	$9.78	1.93%
Class I	$1,000.00	$1,107.60	$4.87	$1,000.00	$1,020.51	$4.67	0.92%
Class R3	$1,000.00	$1,103.80	$5.61	$1,000.00	$1,019.81	$5.38	1.06%
Class R4	$1,000.00	$1,105.80	$6.25	$1,000.00	$1,019.20	$5.99	1.18%
Class R5	$1,000.00	$1,107.80	$4.61	$1,000.00	$1,020.76	$4.42	0.87%
Class Y	$1,000.00	$1,106.40	$4.66	$1,000.00	$1,020.71	$4.47	0.88%
Class F	$1,000.00	$1,105.70	$4.39	$1,000.00	$1,020.96	$4.22	0.83%

The Hartford Floating Rate Fund

Class A	$1,000.00	$1,084.10	$5.24	$1,000.00	$1,020.11	$5.08	1.00%
Class C	$1,000.00	$1,080.80	$9.10	$1,000.00	$1,016.39	$8.82	1.74%
Class I	$1,000.00	$1,085.60	$3.83	$1,000.00	$1,021.47	$3.71	0.73%
Class R3	$1,000.00	$1,083.60	$6.55	$1,000.00	$1,018.85	$6.34	1.25%
Class R4	$1,000.00	$1,084.10	$5.24	$1,000.00	$1,020.11	$5.08	1.00%
Class R5	$1,000.00	$1,085.30	$4.09	$1,000.00	$1,021.22	$3.96	0.78%
Class Y	$1,000.00	$1,086.10	$3.57	$1,000.00	$1,021.72	$3.46	0.68%
Class F	$1,000.00	$1,083.20	$3.51	$1,000.00	$1,021.77	$3.40	0.67%

The Hartford Floating Rate High Income Fund

Class A	$1,000.00	$1,091.30	$5.52	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,087.80	$9.45	$1,000.00	$1,016.09	$9.12	1.80%
Class I	$1,000.00	$1,093.10	$4.21	$1,000.00	$1,021.12	$4.06	0.80%
Class R3	$1,000.00	$1,090.80	$7.10	$1,000.00	$1,018.35	$6.85	1.35%
Class R4	$1,000.00	$1,091.50	$5.52	$1,000.00	$1,019.86	$5.33	1.05%
Class R5	$1,000.00	$1,093.40	$3.95	$1,000.00	$1,021.37	$3.81	0.75%
Class Y	$1,000.00	$1,093.20	$4.10	$1,000.00	$1,021.22	$3.96	0.78%
Class F	$1,000.00	$1,093.20	$3.95	$1,000.00	$1,021.37	$3.81	0.75%

42

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford High Yield Fund(1)

Class A	$1,000.00	$1,112.10	$5.42	$1,000.00	$1,020.01	$5.18	1.02%
Class C	$1,000.00	$1,108.30	$9.33	$1,000.00	$1,016.29	$8.92	1.76%
Class I	$1,000.00	$1,114.80	$3.93	$1,000.00	$1,021.42	$3.76	0.74%
Class R3	$1,000.00	$1,111.90	$7.01	$1,000.00	$1,018.50	$6.70	1.32%
Class R4	$1,000.00	$1,113.40	$5.42	$1,000.00	$1,020.01	$5.18	1.02%
Class R5	$1,000.00	$1,117.20	$3.83	$1,000.00	$1,021.52	$3.66	0.72%
Class Y	$1,000.00	$1,109.50	$4.08	$1,000.00	$1,021.27	$3.91	0.77%
Class F	$1,000.00	$1,115.60	$3.46	$1,000.00	$1,021.87	$3.30	0.65%

The Hartford Inflation Plus Fund

Class A	$1,000.00	$1,053.10	$4.44	$1,000.00	$1,020.81	$4.37	0.86%
Class C	$1,000.00	$1,050.00	$8.09	$1,000.00	$1,017.24	$7.96	1.57%
Class I	$1,000.00	$1,055.80	$2.84	$1,000.00	$1,022.37	$2.80	0.55%
Class R3	$1,000.00	$1,052.20	$6.04	$1,000.00	$1,019.26	$5.94	1.17%
Class R4	$1,000.00	$1,054.00	$4.60	$1,000.00	$1,020.66	$4.52	0.89%
Class R5	$1,000.00	$1,055.10	$2.94	$1,000.00	$1,022.27	$2.90	0.57%
Class Y	$1,000.00	$1,055.70	$2.95	$1,000.00	$1,022.27	$2.90	0.57%
Class F	$1,000.00	$1,055.90	$2.38	$1,000.00	$1,022.82	$2.34	0.46%

Hartford Municipal Income Fund

Class A	$1,000.00	$1,060.20	$3.57	$1,000.00	$1,021.67	$3.51	0.69%
Class C	$1,000.00	$1,055.30	$7.44	$1,000.00	$1,017.90	$7.30	1.44%
Class I	$1,000.00	$1,060.60	$2.38	$1,000.00	$1,022.82	$2.34	0.46%
Class F	$1,000.00	$1,060.90	$2.02	$1,000.00	$1,023.18	$1.98	0.39%

The Hartford Municipal Opportunities Fund

Class A	$1,000.00	$1,058.10	$3.52	$1,000.00	$1,021.72	$3.46	0,68%
Class C	$1,000.00	$1,055.40	$7.39	$1,000.00	$1,017.95	$7.25	1.43%
Class I	$1,000.00	$1,060.60	$2.28	$1,000.00	$1,022.93	$2.24	0.44%
Class Y	$1,000.00	$1,060.60	$2.33	$1,000.00	$1,022.87	$2.29	0.45%
Class F	$1,000.00	$1,059.90	$1.92	$1,000.00	$1,023.28	$1.88	0.37%

Hartford Municipal Short Duration Fund

Class A	$1,000.00	$1,038.40	$3.54	$1,000.00	$1,021.67	$3.51	0.69%
Class C	$1,000.00	$1,035.60	$7.37	$1,000.00	$1,017.90	$7.30	1.44%
Class I	$1,000.00	$1,040.60	$2.36	$1,000.00	$1,022.82	$2.34	0.46%
Class F	$1,000.00	$1,041.00	$2.00	$1,000.00	$1,023.18	$1.98	0.39%

The Hartford Short Duration Fund

Class A	$1,000.00	$1,042.40	$4.11	$1,000.00	$1,021.12	$4.06	0.80%
Class C	$1,000.00	$1,038.50	$7.94	$1,000.00	$1,017.34	$7.86	1.55%
Class I	$1,000.00	$1,043.90	$2.67	$1,000.00	$1,022.52	$2.64	0.52%
Class R3	$1,000.00	$1,040.70	$5.90	$1,000.00	$1,019.36	$5.84	1.15%
Class R4	$1,000.00	$1,043.60	$4.06	$1,000.00	$1,021.17	$4.01	0.79%
Class R5	$1,000.00	$1,043.70	$2.98	$1,000.00	$1,022.22	$2.95	0.58%
Class R6	$1,000.00	$1,044.40	$2.36	$1,000.00	$1,022.82	$2.34	0.46%
Class Y	$1,000.00	$1,043.80	$2.98	$1,000.00	$1,022.22	$2.95	0.58%
Class F	$1,000.00	$1,044.30	$2.31	$1,000.00	$1,022.87	$2.29	0.45%

The Hartford Strategic Income Fund

Class A	$1,000.00	$1,110.10	$5.04	$1,000.00	$1,020.36	$4.82	0.95%
Class C	$1,000.00	$1,104.80	$8.94	$1,000.00	$1,016.64	$8.57	1.69%
Class I	$1,000.00	$1,110.20	$3.55	$1,000.00	$1,021.77	$3.40	0.67%
Class R3	$1,000.00	$1,107.30	$6.62	$1,000.00	$1,018.85	$6.34	1.25%
Class R4	$1,000.00	$1,109.00	$5.04	$1,000.00	$1,020.36	$4.82	0.95%
Class R5	$1,000.00	$1,110.80	$3.45	$1,000.00	$1,021.87	$3.30	0.65%
Class R6	$1,000.00	$1,112.40	$3.13	$1,000.00	$1,022.17	$3.00	0.59%
Class Y	$1,000.00	$1,111.10	$3.40	$1,000.00	$1,021.92	$3.25	0.64%
Class F	$1,000.00	$1,112.00	$3.08	$1,000.00	$1,022.22	$2.95	0.58%

43

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford Total Return Bond Fund

Class A	$1,000.00	$1,039.80	$3.64	$1,000.00	$1,021.50	$3.61	0.71%
Class C	$1,000.00	$1,036.30	$7.63	$1,000.00	$1,017.65	$7.56	1.49%
Class I	$1,000.00	$1,042.40	$2.16	$1,000.00	$1,023.03	$2.14	0.42%
Class R3	$1,000.00	$1,038.20	$5.38	$1,000.00	$1,019.86	$5.33	1.05%
Class R4	$1,000.00	$1,040.00	$3.90	$1,000.00	$1,021.32	$3.86	0.76%
Class R5	$1,000.00	$1,041.70	$2.41	$1,000.00	$1,022.77	$2.39	0.47%
Class R6	$1,000.00	$1,042.50	$1.80	$1,000.00	$1,023.38	$1.78	0.35%
Class Y	$1,000.00	$1,042.10	$2.10	$1,000.00	$1,023.08	$2.08	0.41%
Class F	$1,000.00	$1,042.00	$1.75	$1,000.00	$1,023.43	$1.73	0.34%

The Hartford World Bond Fund

Class A	$1,000.00	$1,014.20	$5.21	$1,000.00	$1,019.96	$5.23	1.03%
Class C	$1,000.00	$1,010.80	$8.90	$1,000.00	$1,016.29	$8.92	1.76%
Class I	$1,000.00	$1,016.70	$3.75	$1,000.00	$1,021.42	$3.76	0.74%
Class R3	$1,000.00	$1,012.50	$6.93	$1,000.00	$1,018.25	$6.95	1.37%
Class R4	$1,000.00	$1,015.10	$5.57	$1,000.00	$1,019.61	$5.58	1.10%
Class R5	$1,000.00	$1,015.70	$3.85	$1,000.00	$1,021.32	$3.86	0.76%
Class R6	$1,000.00	$1,016.90	$3.30	$1,000.00	$1,021.87	$3.30	0.65%
Class Y	$1,000.00	$1,015.80	$3.75	$1,000.00	$1,021.42	$3.76	0.74%
Class F	$1,000.00	$1,017.00	$3.35	$1,000.00	$1,021.82	$3.35	0.66%

(1)

Effective September 1, 2020, the management fee set forth in the investment management agreement with respect to The Hartford High Yield Fund is as follows: 0.5000% of the first $1 billion, 0.4500% of the next $4 billion, 0.4400% of the next $5 billion, and 0.4350% in excess of $10 billion annually of the Fund’s average daily net assets. Had this investment management fee schedule been in effect during the entire period, the annualized expense ratio would have been 0.95%, 1.71%, 0.67%, 1.27%, 0.97%, 0.67%, 0.66% and 0.55% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F, respectively. The expenses paid in the actual and hypothetical examples would have been $5.04 and $4.82, $9.06 and $8.67, $3.56 and $3.41, $6.74 and $6.44, $5.15 and $4.93, $3.57 and $3.41, $3.50 and $3.35 and $2.92 and $2.80 for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F, respectively.

44

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.8%
	Argentina - 0.5%
$185,000	Telecom Argentina S.A. 8.50%, 08/06/2025(1)	$151,755
	YPF S.A.
265,000	6.95%, 07/21/2027(2)	141,775
70,000	8.50%, 03/23/2025(2)	44,800

		338,330

	Azerbaijan - 0.4%
205,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	242,794

	Bermuda - 0.4%
215,000	Ooredoo International Finance Ltd. 3.25%, 02/21/2023(2)	224,331

	Brazil - 1.6%
270,000	Banco do Brasil S.A. 4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(1)	286,878
305,000	BRF S.A. 4.88%, 01/24/2030(1)	305,463
200,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025(1)	199,902
255,000	Itau Unibanco Holding S.A. 6.13%, 12/12/2022, (6.13% fixed rate until 12/12/2022; 5 year USD CMT + 3.981% thereafter)(1)(3)(4)	245,310

		1,037,553

	British Virgin Islands - 1.3%
75,000	Central American Bottling Corp. 5.75%, 01/31/2027(1)	78,562
270,000	Huarong Finance Co., Ltd. 4.50%, 01/24/2022, (4.50% fixed rate until 01/24/2022; 5 year USD CMT + 7.773% thereafter)(2)(3)(4)	274,050
250,000	Sinopec Group Overseas Development Ltd. 2.70%, 05/13/2030(1)	260,160
200,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(2)	205,989

		818,761

	Cayman Islands - 2.7%
265,000	ADCB Finance Cayman Ltd. 4.00%, 03/29/2023(1)	280,932
352,745	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(5)	257,504
200,000	Lamar Funding Ltd. 3.96%, 05/07/2025(2)	182,601
253,648	Sparc EM SPC Panama Metro 0.00%, 12/05/2022(2)(5)	246,358
400,000	Tencent Holdings Ltd. 2.39%, 06/03/2030(1)	404,942
135,000	Vale Overseas Ltd. 3.75%, 07/08/2030	142,154
200,000	Wynn Macau Ltd. 5.50%, 01/15/2026(2)	194,100

		1,708,591

	Chile - 1.4%
	Embotelladora Andina S.A.
150,000	3.95%, 01/21/2050(2)	159,189
200,000	5.00%, 10/01/2023(2)	218,966
250,000	Empresa Nacional de Telecomunicaciones S.A. 4.75%, 08/01/2026(2)	276,231
200,000	Engie Energia Chile S.A. 4.50%, 01/29/2025(2)	220,086

		874,472

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.8% - (continued)
		China - 0.4%
	$225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(1)	$253,107

		Colombia - 1.2%
	200,000	Bancolombia S.A. 3.00%, 01/29/2025	201,924
	250,000	Ecopetrol S.A. 6.88%, 04/29/2030	300,600
	225,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)	258,640

			761,164

		Hong Kong - 0.4%
	275,000	CMB Wing Lung Bank Ltd. 3.75%, 11/22/2027, (3.75% fixed rate until 11/22/2022; 5 year USD CMT + 1.750% thereafter)(2)(4)	280,978

		India - 0.5%
	285,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	302,111

		Indonesia - 0.7%
	285,000	Tower Bersama Infrastructure Tbk PT 4.25%, 01/21/2025(2)	286,351
IDR	2,040,000,000	Wijaya Karya Persero Tbk PT 7.70%, 01/31/2021(1)	133,928

			420,279

		Ireland - 0.6%
	$200,000	Borets Finance DAC 6.00%, 09/17/2026(1)	200,700
	200,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(1)	205,000

			405,700

		Israel - 0.9%
	165,000	Delek & Avner Tamar Bond Ltd. 5.08%, 12/30/2023(1)	169,498
	200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	229,000
		Leviathan Bond Ltd.
	50,000	6.50%, 06/30/2027(1)(2)	51,500
	105,000	6.75%, 06/30/2030(1)(2)	107,762

			557,760

		Jersey - 0.3%
	200,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	198,498

		Luxembourg - 1.8%
	200,000	Kernel Holding S.A. 6.50%, 10/17/2024(1)	200,800
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	210,000
	255,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(2)	250,856
	200,000	Rumo Luxembourg S.a.r.l. 5.25%, 01/10/2028(1)	209,500
	235,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(2)	248,228

			1,119,384

		Mexico - 1.7%
	205,000	Infraestructura Energetica Nova S.A.B. de C.V. 3.75%, 01/14/2028(2)	203,719
	200,000	Operadora de Servicios Mega S.A. de C.V. 8.25%, 02/11/2025(1)	185,040
		Petroleos Mexicanos
	80,000	6.35%, 02/12/2048	61,100
	185,000	6.38%, 01/23/2045	140,208
	30,000	6.50%, 06/02/2041	23,220
	10,000	6.75%, 09/21/2047	7,763
	270,000	7.69%, 01/23/2050	224,351
	200,000	Trust Fibra Uno 6.39%, 01/15/2050(2)	207,750

			1,053,151

The accompanying notes are an integral part of these financial statements.

45

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.8% - (continued)
		Morocco - 0.5%
	$275,000	OCP S.A. 4.50%, 10/22/2025(2)	$290,778

		Netherlands - 5.4%
	200,000	Embraer Netherlands Finance B.V. 6.95%, 01/17/2028(1)	201,400
	250,000	Greenko Dutch B.V. 5.25%, 07/24/2024(2)	256,495
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	268,061
	200,000	Lukoil Securities B.V. 3.88%, 05/06/2030(1)	212,020
		Metinvest B.V.
	200,000	7.65%, 10/01/2027(1)	194,316
	200,000	7.75%, 04/23/2023(1)	204,000
	270,000	Minejesa Capital B.V. 5.63%, 08/10/2037(2)	279,450
	250,000	Mong Duong Finance Holdings B.V. 5.13%, 05/07/2029(1)	254,522
		Petrobras Global Finance B.V.
	80,000	5.60%, 01/03/2031	86,348
	40,000	6.75%, 06/03/2050	43,893
	35,000	6.88%, 01/20/2040	39,428
	70,000	6.90%, 03/19/2049	79,215
	330,000	Prosus N.V. 5.50%, 07/21/2025(2)	378,613
	200,000	Syngenta Finance N.V. 5.18%, 04/24/2028(2)	218,691
	315,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	277,200
	385,000	VEON Holdings B.V. 4.00%, 04/09/2025(1)	401,601

			3,395,253

		Panama - 0.3%
	199,116	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(1)	221,797

		Peru - 1.7%
		Banco de Credito del Peru
	225,000	2.70%, 01/11/2025(1)	233,168
	125,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(1)(4)	126,376
	295,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(1)	310,488
	270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	272,438
PEN	500,000	Telefonica del Peru SAA 7.38%, 04/10/2027(1)	139,676

			1,082,146

		Saudi Arabia - 0.3%
	$200,000	Arabian Centres Sukuk Ltd. 5.38%, 11/26/2024(1)	185,900

		Singapore - 1.8%
	205,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	220,871
	190,000	Flex Ltd. 4.88%, 05/12/2030	219,771
	200,000	Jollibee Worldwide Pte Ltd. 4.75%, 06/24/2030(2)	199,078
	270,000	United Overseas Bank Ltd. 2.88%, 03/08/2027, (2.88% fixed rate until 03/08/2022; 5 year USD Swap + 1.654% thereafter)(2)(4)	274,852
	200,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(2)	198,130

			1,112,702

		South Africa - 0.3%
	225,000	Eskom Holdings SOC Ltd. 6.75%, 08/06/2023(2)	213,019

		South Korea - 1.2%
	365,000	Shinhan Bank Co., Ltd. 3.75%, 09/20/2027(1)	394,258
	320,000	Woori Bank 5.13%, 08/06/2028(1)	375,802

			770,060

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.8% - (continued)
		Thailand - 0.3%
	$200,000	Bangkok Bank PCL 3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 year USD CMT + 1.900% thereafter)(2)(4)	$196,180

		United Arab Emirates - 1.2%
	200,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(2)	229,000
	220,000	Emirates SembCorp Water and Power Co. PJSC 4.45%, 08/01/2035(1)	254,650
	225,000	Tabreed Sukuk Spc Ltd. 5.50%, 10/31/2025(2)	260,800

			744,450

		Total Corporate Bonds (cost $18,198,979)	$18,809,249

FOREIGN GOVERNMENT OBLIGATIONS - 66.4%
		Argentina - 1.5%
ARS	4,895,421	Argentina Treasury Bond 1.20%, 03/18/2022(6)	$57,553
		Argentine Bonos del Tesoro
	5,840,763	15.50%, 10/17/2026(7)	26,151
	8,645,000	16.00%, 10/17/2023(7)	53,262
	127,125	18.20%, 10/03/2021(7)	1,217
		Argentine Republic Government International Bond
	$379,604	0.13%, 07/09/2030(8)	139,315
	1,311,855	0.13%, 07/09/2035(8)	428,976
	73,605	1.00%, 07/09/2029	30,178
		Autonomous City of Buenos Aires Argentina
	91,800	8.95%, 02/19/2021(2)	84,457
ARS	3,970,000	34.12%, 03/29/2024, BADLAR + 3.250%(9)	45,140
	$185,000	Provincia de Cordoba 7.13%, 08/01/2027(2)	89,727

			955,976

		Brazil - 1.4%
		Brazil Notas do Tesouro Nacional
BRL	16,000	10.00%, 01/01/2025	3,122
	3,285,000	10.00%, 01/01/2027	644,901
	785,000	10.00%, 01/01/2029	155,242
	496,000	10.00%, 01/01/2031	98,594

			901,859

		Chile - 0.8%
		Bonos de la Tesoreria de la Republica en pesos
CLP	90,000,000	4.70%, 09/01/2030(1)(2)	136,869
	165,000,000	5.00%, 03/01/2035	255,743
	70,000,000	6.00%, 01/01/2043	124,822

			517,434

		China - 5.8%
CNY	4,650,000	China Development Bank 3.09%, 06/18/2030	655,611
		China Government Bond
	1,770,000	1.99%, 04/09/2025	252,809
	10,100,000	2.68%, 05/21/2030	1,445,735
	2,910,000	2.85%, 06/04/2027	423,988
	3,790,000	3.13%, 11/21/2029	561,274
	2,160,000	3.29%, 05/23/2029	323,886

			3,663,303

		Colombia - 5.8%
		Colombian TES
COP	877,000,000	5.75%, 11/03/2027	233,542
	1,916,200,000	6.00%, 04/28/2028	516,788
	3,688,600,000	7.00%, 06/30/2032	1,014,669
	2,874,900,000	7.25%, 10/18/2034	797,795
	2,067,700,000	7.25%, 10/26/2050	547,408
	353,400,000	7.50%, 08/26/2026	104,422
	421,800,000	7.75%, 09/18/2030	124,562
	1,100,500,000	10.00%, 07/24/2024	346,201

			3,685,387

The accompanying notes are an integral part of these financial statements.

46

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Croatia - 0.7%
EUR	320,000	Croatia Government International Bond 3.00%, 03/20/2027(2)	$427,018

		Czech Republic - 3.0%
		Czech Republic Government Bond
CZK	7,380,000	0.95%, 05/15/2030(2)	313,693
	3,200,000	1.20%, 03/13/2031	138,497
	17,420,000	2.50%, 08/25/2028(2)	836,358
	12,150,000	2.75%, 07/23/2029	599,280

			1,887,828

		Ecuador - 0.1%
	$99,060	Ecuador Government International Bond 0.50%, 07/31/2035(1)(8)	54,112

		Egypt - 0.3%
	205,000	Egypt Government International Bond 8.88%, 05/29/2050(1)	206,907

		Honduras - 0.3%
	150,000	Honduras Government International Bond 5.63%, 06/24/2030(1)	165,375

		Hungary - 2.7%
		Hungary Government Bond
EUR	595,000	1.63%, 04/28/2032(2)	742,860
HUF	28,280,000	2.75%, 12/22/2026	94,964
	62,360,000	3.00%, 10/27/2027	213,414
	101,830,000	3.00%, 08/21/2030	345,833
	45,350,000	3.00%, 10/27/2038	153,913
	30,080,000	3.25%, 10/22/2031	104,151
	18,660,000	6.75%, 10/22/2028	80,344

			1,735,479

		Indonesia - 4.5%
		Indonesia Treasury Bond
IDR	591,000,000	6.50%, 02/15/2031	40,116
	432,000,000	6.63%, 05/15/2033	28,366
	1,371,000,000	7.00%, 05/15/2027	96,856
	1,116,000,000	7.00%, 09/15/2030	78,482
	3,465,000,000	7.50%, 08/15/2032	242,017
	11,667,000,000	7.50%, 06/15/2035	821,676
	4,915,000,000	7.50%, 05/15/2038	338,622
	510,000,000	8.25%, 05/15/2029	38,307
	3,748,000,000	8.25%, 06/15/2032	274,776
	3,608,000,000	8.25%, 05/15/2036	264,143
	2,309,000,000	8.38%, 03/15/2034	171,300
	2,251,000,000	8.38%, 04/15/2039	166,274
	2,313,000,000	8.75%, 05/15/2031	177,480
	1,258,000,000	8.75%, 02/15/2044	95,178

			2,833,593

		Macedonia - 0.2%
EUR	110,000	North Macedonia Government International Bond 3.68%, 06/03/2026(1)	139,241

		Malaysia - 6.2%
		Malaysia Government Bond
MYR	1,725,000	3.48%, 06/14/2024	437,773
	155,000	3.76%, 04/20/2023	39,068
	1,035,000	3.83%, 07/05/2034	268,599
	1,050,000	3.89%, 08/15/2029	277,011
	255,000	3.90%, 11/16/2027	67,086
	480,000	3.91%, 07/15/2026	125,827
	810,000	3.96%, 09/15/2025	211,968
	7,650,000	4.05%, 09/30/2021	1,882,716
	160,000	4.64%, 11/07/2033	44,871
	320,000	4.76%, 04/07/2037	89,791

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Malaysia - 6.2% - (continued)
		Malaysia Government Investment Issue
MYR	700,000	3.66%, 10/15/2024	$179,136
	455,000	3.73%, 03/31/2026	118,095
	35,000	4.13%, 08/15/2025	9,177
	340,000	4.13%, 07/09/2029	90,562
	215,000	4.72%, 06/15/2033	59,759

			3,901,439

		Mexico - 4.6%
		Mexican Bonos
MXN	5,908,000	5.75%, 03/05/2026	283,377
	7,478,100	7.75%, 11/13/2042	377,704
	3,787,400	8.00%, 11/07/2047	194,329
	16,218,400	8.50%, 11/18/2038	887,606
	1,539,600	10.00%, 11/20/2036	94,942
		Mexico Cetes
	9,838,830	0.00%, 04/22/2021(5)	452,533
	10,471,640	0.00%, 10/06/2022(5)	451,770
	$146,000	Mexico Government International Bond 4.75%, 03/08/2044	161,332

			2,903,593

		Peru - 2.2%
		Peru Government Bond
PEN	925,000	5.40%, 08/12/2034	269,315
	1,180,000	5.94%, 02/12/2029	389,346
	715,000	6.15%, 08/12/2032	227,905
	1,045,000	6.90%, 08/12/2037	341,757
	500,000	8.20%, 08/12/2026	185,906

			1,414,229

		Poland - 1.9%
		Republic of Poland Government Bond
PLN	2,545,000	2.50%, 07/25/2026	710,346
	1,635,000	3.25%, 07/25/2025	468,250

			1,178,596

		Romania - 3.1%
		Romania Government Bond
RON	1,575,000	3.65%, 09/24/2031	381,319
	1,880,000	4.15%, 01/26/2028	474,443
	1,450,000	4.75%, 02/24/2025	370,387
	1,155,000	4.85%, 04/22/2026	299,349
	60,000	5.00%, 02/12/2029	16,160
		Romanian Government International Bond
EUR	115,000	2.00%, 01/28/2032(2)	133,929
	100,000	2.88%, 03/11/2029(2)	128,097
	115,000	3.62%, 05/26/2030(1)	153,543

			1,957,227

		Russia - 6.6%
		Russian Federal Bond - OFZ
RUB	15,930,000	6.00%, 10/06/2027	203,068
	23,995,000	6.90%, 05/23/2029	320,921
	11,460,000	7.00%, 08/16/2023	152,157
	35,570,000	7.05%, 01/19/2028	480,880
	19,730,000	7.15%, 11/12/2025	266,815
	10,230,000	7.40%, 07/17/2024	138,456
	72,130,000	7.65%, 04/10/2030	1,008,991
	3,975,000	7.75%, 09/16/2026	55,590
	46,800,000	7.95%, 10/07/2026	660,816
	35,770,000	8.15%, 02/03/2027	509,996
	23,680,000	8.50%, 09/17/2031	349,965

			4,147,655

The accompanying notes are an integral part of these financial statements.

47

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Serbia - 1.2%
EUR	585,000	Serbia International Bond 3.13%, 05/15/2027(1)	$740,302

		South Africa - 3.9%
		Republic of South Africa Government Bond
ZAR	3,800,000	6.25%, 03/31/2036	153,103
	8,101,770	6.50%, 02/28/2041	304,879
	1,825,000	7.00%, 02/28/2031	91,778
	6,995,000	8.00%, 01/31/2030	395,263
	9,050,000	8.25%, 03/31/2032	477,537
	450,000	8.50%, 01/31/2037	21,657
	2,805,000	8.75%, 01/31/2044	131,287
	3,210,000	8.88%, 02/28/2035	164,896
	9,394,000	9.00%, 01/31/2040	460,942
	3,325,000	10.50%, 12/21/2026	237,539

			2,438,881

		Supranational - 3.4%
		Asian Development Bank
	20,300,000	0.00%, 04/30/2040(5)	203,094
IDR	4,580,000,000	7.80%, 03/15/2034	358,173
		European Bank for Reconstruction & Development
MXN	24,000,000	0.00%, 11/10/2030(5)	605,592
IDR	5,800,000,000	5.60%, 01/30/2025	399,516
	962,700,000	6.45%, 12/13/2022	67,465
TRY	1,730,000	International Bank for Reconstruction & Development 11.00%, 08/25/2022	185,304
MXN	26,100,000	International Finance Corp. 0.00%, 02/22/2038(5)	357,450

			2,176,594

		Thailand - 5.3%
		Thailand Government Bond
THB	5,648,188	1.20%, 07/14/2021(2)(6)	180,615
	9,243,604	1.25%, 03/12/2028(2)(6)	287,910
	7,352,000	1.60%, 12/17/2029	240,504
	3,095,000	1.60%, 06/17/2035	98,975
	16,830,000	2.88%, 12/17/2028	606,220
	695,000	3.30%, 06/17/2038	26,970
	5,540,000	3.40%, 06/17/2036	219,551
	7,280,000	3.65%, 06/20/2031	283,901
	19,370,000	3.78%, 06/25/2032	770,244
	16,100,000	3.85%, 12/12/2025	592,270
	1,770,000	4.88%, 06/22/2029	72,768

			3,379,928

		Uruguay - 0.9%
		Uruguay Government International Bond
UYU	5,044,628	3.88%, 07/02/2040(6)	134,445
	18,055,000	8.50%, 03/15/2028(2)	439,941

			574,386

		Total Foreign Government Obligations (cost $43,705,748)	$41,986,342

		Total Long-Term Investments (cost $61,904,727)	$60,795,591

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 2.5%
1,606,303	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,606,311; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $1,638,491	$1,606,303

	Total Short-Term Investments (cost $1,606,303)	$1,606,303

Total Investments Excluding Purchased Options (cost $63,511,030)	98.7%	$62,401,894

Total Purchased Options (cost $167,329)	0.3%	$137,742

Total Investments (cost $63,678,359)	99.0%	$62,539,636
Other Assets and Liabilities	1.0%	653,186

Total Net Assets	100.0%	$63,192,822

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $10,884,013, representing 17.2% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $11,864,146, representing 18.8% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(9)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.

48

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Option Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/CAD Put	BNP	1.33 USD	01/07/2021	1,013,000	USD	1,013,000	$15,377	$13,574	$1,803
USD Call/CNH Put	MSC	7.06 USD	02/09/2021	721,000	USD	721,000	3,057	12,827	(9,770)
USD Call/CNH Put	CBK	7.03 USD	02/08/2021	1,461,000	USD	1,461,000	6,770	25,538	(18,768)
USD Call/RUB Put	CBK	80.63 USD	11/27/2020	708,000	USD	708,000	11,320	9,884	1,436
USD Call/RUB Put	GSC	81.45 USD	02/10/2021	724,000	USD	724,000	21,963	13,184	8,779
USD Call/ZAR Put	CBK	16.87 USD	01/25/2021	747,000	USD	747,000	17,364	33,839	(16,475)

Total Calls							$75,851	$108,846	$(32,995)

Puts
USD Put/BRL Call	BNP	5.28 USD	12/30/2020	1,337,000	USD	1,337,000	$5,912	$20,590	$(14,678)
USD Put/BRL Call	MSC	4.64 USD	01/07/2021	1,139,000	USD	1,139,000	171	6,538	(6,367)
USD Put/MXN Call	MSC	21.37 USD	01/21/2021	1,111,000	USD	1,111,000	36,160	15,010	21,150
USD Put/MXN Call	MSC	20.26 USD	01/21/2021	1,111,000	USD	1,111,000	12,156	4,766	7,390
USD Put/RUB Call	CBK	74.68 USD	01/18/2021	1,010,000	USD	1,010,000	7,492	11,579	(4,087)

Total Puts							$61,891	$58,483	$3,408

Total purchased OTC option contracts							$137,742	$167,329	$(29,587)

Written option contracts:
Calls
USD Call/CAD Put	BNP	1.36 USD	01/07/2021	(1,013,000)	USD	(1,013,000)	$(6,217)	$(5,389)	$(828)
USD Call/CNH Put	CBK	7.27 USD	02/08/2021	(2,921,000)	USD	(2,921,000)	(5,877)	(22,127)	16,250
USD Call/CNH Put	MSC	7.31 USD	02/09/2021	(721,000)	USD	(721,000)	(1,355)	(5,563)	4,208
USD Call/ZAR Put	CBK	18.39 USD	01/25/2021	(747,000)	USD	(747,000)	(5,221)	(14,947)	9,726

Total Calls							$(18,670)	$(48,026)	$29,356

Written option contracts:
Puts
USD Put/BRL Call	BNP	5.67 USD	12/30/2020	(1,337,000)	USD	(1,337,000)	$(32,512)	$(59,497)	$26,985
USD Put/BRL Call	JPM	5.30 USD	02/04/2021	(727,000)	USD	(727,000)	(6,133)	(38,133)	32,000
USD Put/BRL Call	GSC	4.97 USD	01/07/2021	(1,139,000)	USD	(1,139,000)	(1,129)	(19,686)	18,557
USD Put/CLP Call	BOA	738.60 USD	12/04/2020	(1,176,000)	USD	(1,176,000)	(2,947)	(14,381)	11,434
USD Put/CLP Call	MSC	735.70 USD	02/25/2021	(1,063,000)	USD	(1,063,000)	(9,311)	(12,724)	3,413
USD Put/CNH Call	BNP	6.56 USD	01/25/2021	(966,000)	USD	(966,000)	(3,703)	(4,617)	914
USD Put/MXN Call	GSC	21.22 USD	11/24/2020	(710,000)	USD	(710,000)	(14,672)	(7,182)	(7,490)
USD Put/MXN Call	MSC	22.75 USD	01/21/2021	(1,111,000)	USD	(1,111,000)	(85,831)	(45,462)	(40,369)
USD Put/RUB Call	CBK	72.20 USD	11/27/2020	(708,000)	USD	(708,000)	(437)	(7,399)	6,962
USD Put/RUB Call	CBK	78.71 USD	01/18/2021	(1,010,000)	USD	(1,010,000)	(23,997)	(34,032)	10,035
USD Put/RUB Call	GSC	70.53 USD	02/10/2021	(724,000)	USD	(724,000)	(2,146)	(10,017)	7,871

Total Puts							$(182,818)	$(253,130)	$70,312

Total written OTC option contracts							$(201,488)	$(301,156)	$99,668

The accompanying notes are an integral part of these financial statements.

49

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	5	12/31/2020	$1,104,219	$(103)
U.S. Treasury 5-Year Note Future	32	12/31/2020	4,019,250	(6,668)
U.S. Treasury Long Bond Future	1	12/21/2020	172,469	(3,752)
U.S. Treasury Ultra Bond Future	1	12/21/2020	215,000	(564)

Total				$(11,087)

Short position contracts:
Euro-BOBL Future	2	12/08/2020	$316,482	$(1,656)
Euro-BUND Future	10	12/08/2020	2,051,531	(23,653)
U.S. Treasury 10-Year Note Future	36	12/21/2020	4,975,875	24,892
U.S. Treasury 10-Year Ultra Future	6	12/21/2020	943,688	8,826

Total				$8,409

Total futures contracts				$(2,678)

OTC Interest Rate Swap Contracts Outstanding at October 31, 2020
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	BZDIOVRA	5.26% Fixed	BRL	1,921,577	01/02/2024	At Maturity	$—	$—	$(5,548)	$(5,548)
BOA	6 Mo. THBFIX	1.18% Fixed	THB	3,485,000	12/16/2030	Semi-Annual	—	—	858	858
BOA	0.57% Fixed	CLICP Camara Promedio A	CLP	4,654,725,000	12/16/2021	At Maturity	—	—	(5,625)	(5,625)
GSC	0.85% Fixed	6 Mo. THBFIX	THB	26,250,000	12/16/2025	Semi-Annual	—	—	(4,494)	(4,494)
GSC	BZDIOVRA	5.48% Fixed	BRL	491,485	01/02/2024	At Maturity	—	—	(869)	(869)
GSC	BZDIOVRA	5.58% Fixed	BRL	6,738,095	01/02/2024	At Maturity	—	—	(9,956)	(9,956)
GSC	BZDIOVRA	6.50% Fixed	BRL	1,469,266	01/02/2025	At Maturity	—	—	(913)	(913)
GSC	BZDIOVRA	5.83% Fixed	BRL	744,120	01/02/2025	At Maturity	—	—	(1,643)	(1,643)
GSC	BZDIOVRA	5.29% Fixed	BRL	2,506,293	01/03/2022	At Maturity	—	—	16,701	16,701
GSC	1.47% Fixed	CLICP Camara Promedio A	CLP	2,125,070,000	12/16/2025	Semi-Annual	—	—	(16,046)	(16,046)
GSC	1.48% Fixed	CLICP Camara Promedio A	CLP	744,020,000	12/16/2025	Semi-Annual	—	—	(6,069)	(6,069)
GSC	1.49% Fixed	CLICP Camara Promedio A	CLP	1,487,915,000	12/16/2025	Semi-Annual	—	—	(12,896)	(12,896)
GSC	CLICP Camara Promedio A	0.67% Fixed	CLP	2,536,645,000	12/16/2022	Semi-Annual	—	—	2,267	2,267
GSC	CLICP Camara Promedio A	0.69% Fixed	CLP	1,776,095,000	12/16/2022	Semi-Annual	—	—	2,234	2,234
GSC	CLICP Camara Promedio A	0.68% Fixed	CLP	888,120,000	12/16/2022	Semi-Annual	—	—	979	979
GSC	CLICP Camara Promedio A	2.41% Fixed	CLP	484,230,000	12/16/2030	Semi-Annual	—	—	906	906
GSC	CLICP Camara Promedio A	2.41% Fixed	CLP	242,135,000	12/16/2030	Semi-Annual	—	—	468	468
GSC	CLICP Camara Promedio A	2.38% Fixed	CLP	652,235,000	12/16/2030	Semi-Annual	—	—	(765)	(765)
MSC	4.53% Fixed	3 Mo. Banco Central De La Republica	COP	7,368,355,000	12/16/2030	Quarterly	—	—	(26,294)	(26,294)
MSC	7 Day CNY Repo Rate	2.80% Fixed	CNY	1,540,000	12/16/2025	Quarterly	—	—	2,094	2,094
MSC	6.99% Fixed	BZDIOVRA	BRL	492,594	01/04/2021	At Maturity	—	—	(4,010)	(4,010)
MSC	7.50% Fixed	BZDIOVRA	BRL	1,482,952	01/02/2029	At Maturity	—	—	(658)	(658)
MSC	BZDIOVRA	5.32% Fixed	BRL	2,504,932	01/03/2022	At Maturity	—	—	16,913	16,913
MSC	BZDIOVRA	7.04% Fixed	BRL	436,864	07/03/2023	At Maturity	—	—	5,092	5,092
MSC	BZDIOVRA	8.40% Fixed	BRL	643,408	01/02/2025	At Maturity	—	—	8,840	8,840
MSC	1.48% Fixed	CLICP Camara Promedio A	CLP	2,157,205,000	12/16/2025	Semi-Annual	—	—	(16,880)	(16,880)
MSC	CLICP Camara Promedio A	0.68% Fixed	CLP	1,795,080,000	12/16/2022	Semi-Annual	—	—	1,810	1,810
MSC	CLICP Camara Promedio A	2.39% Fixed	CLP	1,074,715,000	12/16/2030	Semi-Annual	—	—	(401)	(401)

Total OTC interest rate swap contracts							$—	$—	$(53,905)	$(53,905)

The accompanying notes are an integral part of these financial statements.

50

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	4.49% Fixed	MXN	54,790,000	09/29/2022	Lunar	$—	$—	$(2,712)	$(2,712)
1 Mo. MXN TIIE	5.69% Fixed	MXN	3,950,000	07/08/2030	Lunar	—	—	(2,120)	(2,120)
1 Mo. MXN TIIE	5.81% Fixed	MXN	6,980,000	08/13/2030	Lunar	—	—	(918)	(918)
5.10% Fixed	1 Mo. MXN TIIE	MXN	23,010,000	08/19/2025	Lunar	—	—	113	113
1 Mo. MXN TIIE	7.24% Fixed	MXN	5,150,000	07/15/2022	Lunar	—	—	11,317	11,317
1 Mo. MXN TIIE	6.37% Fixed	MXN	2,265,000	02/22/2030	Lunar	—	—	4,680	4,680
0.18% Fixed	3 Mo. PLN WIBOR	PLN	8,405,000	12/16/2021	Annual	—	—	(1,088)	(1,088)
3 Mo. ZAR JIBAR	3.72% Fixed	ZAR	83,030,000	12/16/2022	Quarterly	—	—	28,132	28,132
3 Mo. ZAR JIBAR	7.20% Fixed	ZAR	44,855,000	12/16/2030	Quarterly	—	—	8,239	8,239
5.21% Fixed	3 Mo. ZAR JIBAR	ZAR	109,155,000	12/16/2025	Quarterly	—	(4,975)	(65,151)	(60,176)
0.28% Fixed	6 Mo. CZK PRIBOR	CZK	6,525,000	12/16/2022	Annual	—	—	—	—
0.32% Fixed	6 Mo. CZK PRIBOR	CZK	19,770,000	12/16/2022	Annual	—	—	(747)	(747)
0.55% Fixed	6 Mo. CZK PRIBOR	CZK	237,210,000	12/16/2022	Annual	—	—	(54,888)	(54,888)
0.80% Fixed	6 Mo. CZK PRIBOR	CZK	4,025,000	12/16/2030	Annual	—	—	1,112	1,112
0.85% Fixed	6 Mo. CZK PRIBOR	CZK	1,400,000	12/16/2030	Annual	—	—	—	—
1.03% Fixed	6 Mo. CZK PRIBOR	CZK	14,610,000	12/16/2030	Annual	—	—	(10,599)	(10,599)
6 Mo. CZK PRIBOR	0.82% Fixed	CZK	107,025,000	12/16/2025	Annual	—	—	60,188	60,188
6 Mo. CZK PRIBOR	0.57% Fixed	CZK	15,850,000	12/16/2025	Annual	—	—	80	80
6 Mo. CZK PRIBOR	0.56% Fixed	CZK	5,370,000	12/16/2025	Annual	—	—	—	—
6 Mo. HUF BUBOR	1.73% Fixed	HUF	53,765,000	12/16/2030	Annual	—	—	483	483
0.21% Fixed	6 Mo. PLN WIBOR	PLN	7,720,000	12/16/2022	Annual	—	—	(672)	(672)
6 Mo. PLN WIBOR	0.51% Fixed	PLN	3,560,000	12/16/2025	Annual	—	—	461	461
6 Mo. PLN WIBOR	1.10% Fixed	PLN	690,000	12/16/2030	Annual	—	—	2,662	2,662
6 Mo. PLN WIBOR	1.08% Fixed	PLN	685,000	12/16/2030	Annual	—	—	2,306	2,306

Total centrally cleared interest rate swap contracts						$—	$(4,975)	$(19,122)	$(14,147)

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
180,000	AUD	128,984	USD	GSC	12/16/2020	$—	$(2,430)
1,190,000	AUD	867,260	USD	BNP	12/16/2020	—	(30,595)
990,000	BRL	184,049	USD	BNP	12/02/2020	—	(11,778)
2,115,000	BRL	385,657	USD	GSC	12/02/2020	—	(17,625)
5,826,000	BRL	1,066,194	USD	CBK	12/02/2020	—	(52,405)
22,393,000	BRL	3,986,861	USD	UBS	12/02/2020	—	(90,232)
2,237,000	BRL	394,289	USD	BNP	01/04/2021	—	(5,329)
1,628,000	BRL	301,761	USD	GSC	01/11/2021	—	(18,757)
2,270,000	BRL	428,504	USD	JPM	02/08/2021	—	(34,267)
358,000	CAD	269,682	USD	BNP	01/08/2021	—	(868)
29,410,000	CLP	38,100	USD	BOA	11/03/2020	—	(69)
106,969,000	CLP	138,575	USD	CBK	11/03/2020	—	(253)
136,379,000	CLP	181,150	USD	JPM	11/03/2020	—	(4,797)
267,098,000	CLP	342,873	USD	BOA	12/09/2020	2,482	—
117,924,000	CLP	150,222	USD	BNP	12/16/2020	2,259	—
137,200,000	CLP	176,123	USD	UBS	12/16/2020	1,283	—
174,250,000	CLP	226,083	USD	GSC	12/16/2020	—	(769)
1,248,111,000	CLP	1,615,510	USD	HSBC	12/16/2020	—	(1,645)
253,369,000	CLP	330,363	USD	CBK	12/16/2020	79	(2,824)
223,080,000	CLP	286,183	USD	MSC	03/01/2021	2,368	—
26,590,000	CNH	3,874,408	USD	BNP	12/16/2020	82,890	—
3,023,000	CNH	448,405	USD	GSC	12/16/2020	1,970	(472)
1,645,000	CNH	245,083	USD	BNP	01/27/2021	—	(1,020)
1,151,000	CNH	163,774	USD	CBK	02/10/2021	6,840	—
1,404,000	CNH	198,867	USD	MSC	02/18/2021	9,133	—
1,069,600,000	COP	277,174	USD	GSC	12/16/2020	—	(1,403)
2,643,200,000	COP	687,617	USD	CBK	12/16/2020	—	(6,131)
2,362,000	CZK	102,370	USD	UBS	12/16/2020	—	(1,329)
2,390,000	CZK	106,134	USD	GSC	12/16/2020	—	(3,895)
33,930,000	CZK	1,511,392	USD	JPM	12/16/2020	—	(59,943)
5,020,000	EGP	305,818	USD	GSC	04/13/2021	—	(1,721)

The accompanying notes are an integral part of these financial statements.

51

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
49,000	EUR	58,011	USD	SSG	12/16/2020	$—	$(878)
131,000	EUR	154,284	USD	DEUT	12/16/2020	—	(1,540)
201,000	EUR	236,461	USD	MSC	12/16/2020	—	(2,098)
114,000	EUR	135,546	USD	BNP	12/16/2020	—	(2,623)
310,000	EUR	365,579	USD	GSC	12/16/2020	—	(4,124)
493,000	EUR	585,389	USD	BOA	12/16/2020	—	(10,559)
26,000,000	HUF	84,920	USD	BNP	12/16/2020	—	(2,418)
47,000,000	HUF	154,529	USD	GSC	12/16/2020	—	(5,391)
625,432,000	HUF	2,048,045	USD	JPM	12/16/2020	—	(63,462)
22,424,494,000	IDR	1,503,889	USD	JPM	12/16/2020	22,680	—
12,381,000,000	IDR	832,221	USD	GSC	12/16/2020	10,629	—
1,322,000,000	IDR	88,204	USD	RBS	12/16/2020	1,793	—
2,645,654,000	IDR	179,051	USD	DEUT	12/16/2020	1,055	—
6,591,000,000	IDR	447,758	USD	BNP	12/16/2020	931	—
11,460,000	INR	155,137	USD	GSC	12/16/2020	—	(1,149)
89,584,000	INR	1,208,830	USD	BNP	12/16/2020	267	(5,353)
225,740,000	KRW	190,252	USD	BCLY	12/16/2020	8,691	—
205,790,000	KRW	173,560	USD	CBK	12/16/2020	7,802	—
379,857,000	KRW	336,311	USD	BNP	12/16/2020	—	(1,545)
4,047,000	MXN	181,888	USD	GSC	11/27/2020	8,322	—
94,139,000	MXN	4,333,871	USD	CBK	12/16/2020	90,723	(9,573)
6,257,000	MXN	283,076	USD	GSC	12/16/2020	10,371	—
6,000,000	MXN	272,798	USD	UBS	12/16/2020	10,364	(1,768)
11,065,000	MXN	513,071	USD	BCLY	12/16/2020	5,866	—
1,980,000	MXN	92,404	USD	BNP	12/16/2020	456	—
5,610,000	MXN	246,593	USD	MSC	01/25/2021	15,354	—
3,979,000	MYR	956,077	USD	DEUT	12/16/2020	336	—
781,000	MYR	187,867	USD	BNP	12/16/2020	23	(164)
385,000	NZD	256,171	USD	GSC	12/16/2020	—	(1,599)
572,000	PEN	161,696	USD	HSBC	12/16/2020	—	(3,479)
573,000	PEN	162,093	USD	BNP	12/16/2020	—	(3,599)
2,676,000	PEN	749,285	USD	CBK	12/16/2020	—	(9,093)
22,879,000	PHP	469,113	USD	JPM	12/16/2020	3,712	—
650,000	PLN	167,423	USD	DEUT	12/16/2020	—	(3,204)
17,501,000	PLN	4,654,145	USD	BNP	12/16/2020	—	(232,599)
1,084,000	RON	260,292	USD	GSC	12/16/2020	—	(1,380)
3,424,000	RON	828,807	USD	BNP	12/16/2020	—	(10,989)
33,369,000	RUB	441,798	USD	GSC	11/27/2020	—	(22,908)
47,315,000	RUB	623,962	USD	CBK	11/30/2020	—	(30,184)
114,488,000	RUB	1,483,813	USD	GSC	12/16/2020	—	(50,039)
24,404,000	RUB	310,041	USD	CBK	01/19/2021	—	(5,395)
23,366,000	RUB	311,318	USD	GSC	02/11/2021	—	(20,197)
550,000	SGD	402,267	USD	JPM	12/16/2020	392	—
425,000	SGD	311,355	USD	GSC	12/16/2020	—	(210)
96,830,000	THB	3,070,800	USD	SCB	12/16/2020	35,249	—
14,500,000	THB	463,298	USD	GSC	12/16/2020	1,824	—
4,866,000	TRY	600,252	USD	GSC	12/10/2020	—	(31,421)
13,984,500	TRY	1,779,566	USD	GSC	12/16/2020	—	(149,995)
1,747,000	TRY	234,812	USD	GSC	01/19/2021	—	(34,539)
82,754	USD	7,890,000	ARS	CBK	01/22/2021	4,339	—
41,310	USD	3,948,000	ARS	GSC	01/22/2021	2,073	—
1,203,961	USD	1,652,000	AUD	BNP	12/16/2020	42,474	—
117,593	USD	165,000	AUD	GSC	12/16/2020	1,585	—
884,237	USD	4,990,000	BRL	CBK	12/02/2020	16,568	(645)
319,743	USD	1,750,000	BRL	GSC	12/02/2020	15,224	—
155,331	USD	845,000	BRL	BOA	12/02/2020	8,292	—
259,568	USD	1,465,000	BRL	BNP	12/02/2020	4,642	—
106,231	USD	566,000	BRL	MSC	01/11/2021	7,841	—
137,803	USD	180,000	CAD	BNP	12/16/2020	2,665	—
316,933	USD	420,000	CAD	GSC	12/16/2020	2,162	(552)
176,675	USD	136,379,000	CLP	JPM	11/03/2020	322	—
138,247	USD	106,969,000	CLP	CBK	11/03/2020	—	(75)
36,915	USD	29,410,000	CLP	BOA	11/03/2020	—	(1,116)
193,852	USD	152,300,000	CLP	CBK	12/16/2020	—	(3,079)

The accompanying notes are an integral part of these financial statements.

52

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
386,513	USD	302,600,000	CLP	HSBC	12/16/2020	$402	$(5,165)
909,404	USD	715,152,000	CLP	GSC	12/16/2020	—	(15,320)
114,481	USD	804,000	CNH	MSC	11/27/2020	—	(5,353)
236,654	USD	1,709,000	CNH	CBK	11/27/2020	—	(18,067)
86,459	USD	605,000	CNH	CBK	12/03/2020	—	(3,673)
356,460	USD	2,386,000	CNH	GSC	12/16/2020	1,360	—
238,253	USD	1,594,000	CNH	BCLY	12/16/2020	1,024	—
2,203,696	USD	14,902,088	CNH	BNP	12/16/2020	—	(14,132)
569,342	USD	2,124,273,000	COP	HSBC	12/16/2020	21,649	—
256,946	USD	971,000,000	COP	DEUT	12/16/2020	6,597	—
92,196	USD	349,700,000	COP	BCLY	12/16/2020	2,034	—
377,166	USD	1,461,500,000	COP	BNP	12/16/2020	673	(321)
667,275	USD	15,420,000	CZK	GSC	12/16/2020	7,644	—
339,510	USD	7,830,000	CZK	CBK	12/16/2020	4,560	—
178,289	USD	4,140,000	CZK	BNP	12/16/2020	1,189	—
104,646	USD	2,430,000	CZK	RBS	12/16/2020	696	—
194,322	USD	4,530,000	CZK	JPM	12/16/2020	539	—
3,653,037	USD	3,086,000	EUR	HSBC	12/16/2020	54,807	—
495,013	USD	420,000	EUR	BNP	12/16/2020	5,298	—
15,452	USD	13,000	EUR	CBK	12/16/2020	294	—
148,189	USD	127,000	EUR	GSC	12/16/2020	146	(37)
289,117	USD	220,000	GBP	JPM	12/16/2020	4,001	—
355,271	USD	109,800,000	HUF	GSC	12/16/2020	6,860	—
142,275	USD	43,814,000	HUF	BOA	12/16/2020	3,247	—
140,637	USD	44,400,000	HUF	BNP	12/16/2020	—	(251)
226,167	USD	3,436,000,000	IDR	GSC	12/16/2020	—	(7,743)
1,021,842	USD	15,238,000,000	IDR	BNP	12/16/2020	—	(15,501)
296,777	USD	21,914,000	INR	BCLY	12/16/2020	2,318	—
338,677	USD	25,210,000	INR	BNP	12/16/2020	276	(347)
208,002	USD	238,387,000	KRW	GSC	12/16/2020	—	(2,087)
493,283	USD	573,000,000	KRW	MSC	12/16/2020	—	(11,699)
453,534	USD	9,625,000	MXN	DEUT	12/16/2020	2,132	—
453,040	USD	9,630,000	MXN	CBK	12/16/2020	1,403	—
441,790	USD	9,580,000	MXN	GSC	12/16/2020	—	(7,502)
300,740	USD	6,620,000	MXN	BNP	12/16/2020	83	(9,814)
179,119	USD	4,030,000	MXN	UBS	12/16/2020	—	(9,884)
588,790	USD	2,450,000	MYR	BNP	12/16/2020	310	(415)
476,779	USD	710,000	NZD	BNP	12/16/2020	7,309	—
105,338	USD	160,000	NZD	GSC	12/16/2020	—	(458)
558,480	USD	1,984,000	PEN	BNP	12/16/2020	9,698	—
330,139	USD	1,190,000	PEN	CBK	12/16/2020	1,056	(76)
269,341	USD	13,160,000	PHP	SCB	12/16/2020	—	(2,628)
448,275	USD	1,680,000	PLN	BOA	12/16/2020	23,831	—
216,422	USD	835,000	PLN	GSC	12/16/2020	5,463	—
234,053	USD	905,000	PLN	BCLY	12/16/2020	5,409	—
377,856	USD	1,579,000	RON	BNP	12/16/2020	1,479	(766)
648,902	USD	2,727,000	RON	GSC	12/16/2020	1,366	(3,805)
294,560	USD	23,177,000	RUB	MSC	11/27/2020	3,613	—
294,356	USD	23,206,000	RUB	CBK	11/30/2020	3,133	—
725,379	USD	56,150,000	RUB	GSC	12/16/2020	22,192	—
200,263	USD	15,585,000	RUB	CBK	12/16/2020	5,086	—
54,042	USD	4,146,000	RUB	HSBC	12/16/2020	2,120	—
305,002	USD	415,000	SGD	GSC	12/16/2020	1,178	—
136,265	USD	185,000	SGD	BNP	12/16/2020	825	—
125,358	USD	3,920,000	THB	MSC	12/16/2020	—	(385)
245,399	USD	7,700,000	THB	HSBC	12/16/2020	—	(1,597)
423,783	USD	13,300,000	THB	GSC	12/16/2020	—	(2,847)
845,466	USD	26,600,000	THB	BNP	12/16/2020	—	(7,791)
587,468	USD	4,866,000	TRY	MSC	12/10/2020	18,638	—
1,436,532	USD	11,355,000	TRY	GSC	12/16/2020	113,368	—
400,126	USD	3,173,000	TRY	GSC	01/19/2021	36,379	—
349,218	USD	15,118,000	UYU	HSBC	12/16/2020	475	—
201,740	USD	3,316,000	ZAR	CBK	11/03/2020	—	(1,954)
145,663	USD	2,419,000	ZAR	MSC	11/03/2020	—	(2,930)

The accompanying notes are an integral part of these financial statements.

53

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
100,764	USD	1,680,000	ZAR	TDB	12/17/2020	$—	$(1,888)
204,941	USD	3,420,000	ZAR	BCLY	12/17/2020	112	(4,141)
657,712	USD	11,089,000	ZAR	GSC	12/17/2020	248	(20,106)
5,735,000	ZAR	338,069	USD	MSC	11/03/2020	14,219	—
37,004,000	ZAR	2,175,094	USD	BNP	12/17/2020	85,950	—
7,724,000	ZAR	466,822	USD	GSC	12/17/2020	5,136	—
2,630,000	ZAR	155,658	USD	BCLY	12/17/2020	5,042	—
4,451,000	ZAR	270,676	USD	CBK	12/17/2020	1,900	(607)

Total Foreign Currency Contracts						$959,098	$(1,258,789)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$18,809,249	$—	$18,809,249	$—
Foreign Government Obligations	41,986,342	—	41,986,342	—
Short-Term Investments	1,606,303	—	1,606,303	—
Purchased Options	137,742	—	137,742	—
Foreign Currency Contracts(2)	959,098	—	959,098	—
Futures Contracts(2)	33,718	33,718	—	—
Swaps - Interest Rate(2)	178,935	—	178,935	—

Total	$63,711,387	$33,718	$63,677,669	$—

Liabilities
Foreign Currency Contracts(2)	$(1,258,789)	$—	$(1,258,789)	$—
Futures Contracts(2)	(36,396)	(36,396)	—	—
Swaps - Interest Rate(2)	(246,987)	—	(246,987)	—
Written Options	(201,488)	—	(201,488)	—

Total	$(1,743,660)	$(36,396)	$(1,707,264)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.7%
		Aerospace/Defense - 0.2%
	$4,460,000	Boeing Co. 3.63%, 02/01/2031	$4,446,817

		Airlines - 0.2%
	1,475,000	Bombardier, Inc. 7.50%, 12/01/2024(1)	1,113,625
	2,730,000	United Airlines Class B Pass-Through Trust 5.88%, 04/15/2029	2,736,146

			3,849,771

		Auto Parts & Equipment - 0.2%
	1,150,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	1,100,987
EUR	1,800,000	Clarios Global L.P. / Clarios U.S. Finance Co. 4.38%, 05/15/2026(2)	2,101,821

			3,202,808

		Commercial Banks - 0.5%
	3,845,000	Banco Santander S.A. 1.00%, 12/15/2024(3)(4)	3,834,759
		Freedom Mortgage Corp.
	$2,975,000	7.63%, 05/01/2026(1)	2,965,718
	2,025,000	8.25%, 04/15/2025(1)	2,046,465

			8,846,942

		Commercial Services - 0.4%
	1,825,000	APX Group, Inc. 7.63%, 09/01/2023	1,839,372
EUR	2,660,000	Q-Park Holding I B.V. 2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(5)	2,673,795
	2,350,000	Verisure Midholding AB 5.75%, 12/01/2023(2)	2,715,875

			7,229,042

		Construction Materials - 0.1%
	$895,000	Cornerstone Building Brands, Inc. 6.13%, 01/15/2029(1)	914,287

		Distribution/Wholesale - 0.1%
EUR	1,935,000	Parts Europe S.A. 6.50%, 07/16/2025(1)	2,208,526

		Diversified Financial Services - 0.2%
	$1,040,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.65%, 07/21/2027	981,261
	1,125,000	Fly Leasing Ltd. 5.25%, 10/15/2024	940,922
	860,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	896,550

			2,818,733

		Electrical Components & Equipment - 0.1%
	2,000,000	WESCO Distribution, Inc. 5.38%, 12/15/2021	1,997,500

		Entertainment - 0.7%
		Caesars Entertainment, Inc.
	870,000	6.25%, 07/01/2025(1)	891,200
	1,695,000	8.13%, 07/01/2027(1)	1,769,063
	1,113,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,057,016
		Cinemark USA, Inc.
	5,275,000	0.00%, 03/31/2025, 3 mo. USD LIBOR	4,640,101
	3,645,000	4.88%, 06/01/2023	3,055,932
	830,000	5.13%, 12/15/2022	720,025

			12,133,337

		Home Builders - 0.1%
	1,950,000	KB Home 7.00%, 12/15/2021	2,028,000

		Insurance - 0.3%
		Genworth Holdings, Inc.
	3,175,000	4.80%, 02/15/2024	2,905,125
	1,500,000	4.90%, 08/15/2023	1,387,500
	1,400,000	6.50%, 06/15/2034	1,314,208

			5,606,833

		Internet - 0.1%
EUR	955,000	United Group B.V. 3.25%, 02/15/2026, 3 mo. EURIBOR + 3.250%(1)(5)	1,040,056

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.7% - (continued)
		Leisure Time - 0.4%
	$915,000	Carnival Corp. 10.50%, 02/01/2026(1)	$990,488
EUR	4,075,000	Carnival plc 1.00%, 10/28/2029	2,657,731
		Royal Caribbean Cruises Ltd.
	$2,500,000	3.70%, 03/15/2028	1,825,000
	855,000	9.13%, 06/15/2023(1)	890,269
	875,000	11.50%, 06/01/2025(1)	1,000,781

			7,364,269

		Media - 0.2%
EUR	790,000	Banijay Group SAS 6.50%, 03/01/2026(1)	891,551
	$1,000,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(1)	970,000
GBP	724,000	Virgin Media Vendor Financing Notes DAC 4.88%, 07/15/2028(1)	932,080

			2,793,631

		Office/Business Equipment - 0.0%
	$551,000	Xerox Corp. 4.50%, 05/15/2021	559,265

		Oil & Gas - 0.3%
	2,150,000	Gulfport Energy Corp. 6.63%, 05/01/2023	1,178,737
	930,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	957,900
	1,625,000	QEP Resources, Inc. 5.38%, 10/01/2022	1,430,000
	2,505,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	1,853,700

			5,420,337

		Oil & Gas Services - 0.1%
	2,246,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(2)	2,128,085

		Pharmaceuticals - 0.2%
	1,775,000	Bausch Health Cos., Inc. 5.50%, 11/01/2025(1)	1,823,457
EUR	1,055,000	Rossini S.a.r.l. 3.88%, 10/30/2025, 3 mo. EURIBOR + 3.875%(1)(5)	1,201,060

			3,024,517

		Pipelines - 0.1%
		EnLink Midstream Partners L.P.
	$905,000	5.05%, 04/01/2045	570,150
	750,000	5.45%, 06/01/2047	481,718
	1,525,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.50%, 09/15/2024(1)	1,465,494

			2,517,362

		Retail - 1.8%
	860,000	1011778 BC ULC / New Red Finance, Inc. 5.75%, 04/15/2025(1)	916,347
EUR	6,725,000	EG Group Ltd. 0.00%, 02/06/2025, 3 mo. Euribor	7,246,810
	$1,530,000	Macy’s, Inc. 8.38%, 06/15/2025(1)	1,597,473
	530,000	Michaels Stores, Inc. 4.75%, 10/01/2027(1)	518,075
EUR	9,925,000	Peer Holding B.V. 3.25%, 03/08/2025, 3 mo. EURIBOR + 3.250%	11,118,517
	$780,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	795,600
		Staples, Inc.
	10,350,000	7.50%, 04/15/2026(1)	9,677,250
	1,050,000	10.75%, 04/15/2027(1)	834,750

			32,704,822

		Telecommunications - 2.0%
	6,500,000	Altice France S.A. 5.13%, 01/15/2029(1)	6,489,762
	4,000,000	Frontier Communications Corp. 0.00%, 10/08/2021	3,955,000
EUR	15,628,511	Lorca Finco plc 4.25%, 09/23/2027, 3 mo. EURIBOR + 4.250%	18,133,490
GBP	5,000,000	Vmed O2 UK Financing I plc 4.00%, 01/31/2029(1)	6,335,576

			34,913,828

The accompanying notes are an integral part of these financial statements.

55

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.7% - (continued)
		Trucking & Leasing - 0.4%
	$3,640,000	DAE Funding LLC 5.25%, 11/15/2021(1)	$3,686,082
	4,480,000	Fly Leasing Ltd. 6.38%, 10/15/2021	4,450,791

			8,136,873

		Total Corporate Bonds (cost $155,236,303)	$155,885,641

SENIOR FLOATING RATE INTERESTS - 86.5%(6)
		Advertising - 0.6%
	9,978,003	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	$9,697,422

		Aerospace/Defense - 0.6%
	1,640,000	Spirit Aerosystems, Inc. 6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	1,635,900
	10,025,929	TransDigm, Inc. 2.40%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	9,417,456

			11,053,356

		Airlines - 1.4%
	10,062,625	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	10,006,073
	6,190,000	Mileage Plus Holdings LLC 6.25%, 06/20/2027, 1 mo. USD LIBOR + 5.250%	6,281,674
	9,345,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	9,300,237

			25,587,984

		Asset-Backed - Finance & Insurance - 0.2%
	4,295,000	PAI Holdco, Inc. 0.00%, 10/28/2027(7)	4,260,125

		Auto Manufacturers - 0.1%
	2,091,789	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	2,068,256

		Auto Parts & Equipment - 1.4%
	4,606,208	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	4,534,811
	14,041,675	Clarios Global L.P. 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	13,616,915
	6,096,656	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%	6,035,690

			24,187,416

		Beverages - 1.0%
	5,000,000	Jacobs Douwe Egberts International B.V. 2.19%, 11/01/2025, 3 mo. USD LIBOR + 2.000%	4,981,250
EUR	6,135,000	Refresco Holding B.V. 3.25%, 03/28/2025, 3 mo. EURIBOR + 3.250%	6,986,006
	4,255,000	Sunshine Investments B.V. 0.00%, 03/28/2025(7)	4,896,119

			16,863,375

		Chemicals - 1.0%
		Diamond (BC) B.V.
	$2,530,540	3.15%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	2,416,665
EUR	13,951,048	3.25%, 09/06/2024, 3 mo. EURIBOR + 3.250%	15,569,732

			17,986,397

		Commercial Services - 8.5%
		AlixPartners LLP
	$8,477,118	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	8,212,208
EUR	2,826,950	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	3,243,713
	$28,630,476	APX Group, Inc. 7.25%, 12/31/2025, 1 mo. USD LIBOR + 4.000%	27,889,233

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Commercial Services - 8.5% - (continued)
		Belron Finance U.S. LLC
	$3,220,663	2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	$3,124,043
	6,237,427	2.74%, 11/07/2024, 3 mo. USD LIBOR + 2.500%	6,065,898
EUR	3,980,000	Boels Topholding B.V. 4.00%, 02/05/2027, 3 mo. EURIBOR + 4.000%	4,504,221
	$20,274,418	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	20,005,782
	7,988,979	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	7,877,692
EUR	29,094,055	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	32,980,697
	$4,238,647	Quikrete Holdings, Inc. 2.65%, 01/31/2027, 1 mo. USD LIBOR + 2.500%	4,150,695
	4,680,072	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	4,604,770
	1,318,175	USS Ultimate Holdings, Inc. 4.75%, 08/25/2024, 3 mo. USD LIBOR + 3.750%	1,289,755
		Verisure Holding AB
EUR	2,407,261	3.00%, 10/21/2022, 3 mo. EURIBOR + 3.000%	2,756,431
	8,325,000	4.00%, 07/14/2026, 3 mo. EURIBOR + 4.000%	9,647,233
	$7,768,377	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	7,745,072
	7,926,228	WEX, Inc. 2.40%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	7,628,995

			151,726,438

		Construction Materials - 0.2%
	2,878,323	Hamilton Holdco LLC 2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	2,791,973

		Distribution/Wholesale - 0.9%
	16,591,472	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	16,085,930

		Diversified Financial Services - 1.9%
		Blackhawk Network Holdings, Inc.
	28,993,280	3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	27,158,585
	3,010,000	7.19%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	2,701,475
	3,705,808	Minotaur Acquisition, Inc. 5.15%, 03/29/2026, 3 mo. USD LIBOR + 5.000%	3,520,517

			33,380,577

		Engineering & Construction - 1.0%
	9,321,514	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	8,657,356
EUR	5,834,501	Fluidra Finco S.L. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	6,689,012
	$2,330,000	PowerTeam Services LLC 8.25%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	2,073,700

			17,420,068

		Entertainment - 4.4%
		Crown Finance U.S., Inc.
EUR	1,761,054	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	1,133,184
	$33,711,605	2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	18,746,349

The accompanying notes are an integral part of these financial statements.

56

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Entertainment - 4.4% - (continued)
	$1,403,529	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	$1,343,879
	10,543,849	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	10,159,737
	18,968,560	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	18,955,661
	6,875,000	Scientific Games International, Inc. 0.00%, 08/14/2024, 1 mo. USD LIBOR + 2.750%(7)	6,383,025
	8,947,136	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	8,757,010
	15,660,235	William Morris Endeavor Entertainment LLC 2.90%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	13,266,411

			78,745,256

		Food - 4.0%
	7,175,450	Atkins Nutritionals Holdings, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	7,153,063
	11,323,355	BellRing Brands LLC 6.00%, 10/21/2024, 1 mo. USD LIBOR + 5.000%	11,348,832
	4,501,387	CHG PPC Parent LLC 2.90%, 03/30/2025, 3 mo. USD LIBOR + 2.750%	4,343,839
		Froneri Lux FinCo S.a.r.l.
EUR	13,670,000	2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	15,482,946
	145,000	5.75%, 01/31/2028, 3 mo. EURIBOR + 5.750%	168,981
		Froneri U.S., Inc.
	$14,159,513	2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	13,608,566
	1,405,000	5.75%, 01/31/2028, 1 mo. USD LIBOR + 5.750%	1,385,681
		U.S. Foods, Inc.
	13,051,274	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	12,460,704
	6,235,885	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	5,912,429

			71,865,041

		Food Service - 0.1%
	2,621,476	Aramark Services, Inc. 1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	2,485,500

		Hand/Machine Tools - 0.4%
	7,885,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(7)	7,762,467

		Healthcare - Products - 0.5%
	2,980,025	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	2,935,325
		Lifescan Global Corp.
	3,816,958	6.23%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	3,566,947
	2,500,000	10.68%, 10/01/2025, 3 mo. USD LIBOR + 9.500%	2,170,825

			8,673,097

		Healthcare - Services - 6.1%
		Bio Lam LCD SELAS
EUR	3,768,800	3.75%, 04/25/2026, 3 mo. EURIBOR + 3.750%	4,268,627
	4,350,000	4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	5,002,900
	$4,831,051	Catalent Pharma Solutions, Inc. 3.25%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	4,800,857

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Healthcare - Services - 6.1% - (continued)
	$9,367,667	Dentalcorp Health Services ULC 4.75%, 06/06/2025, 3 mo. USD LIBOR + 3.750%(8)	$9,008,604
	4,962,121	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	3,526,728
		EyeCare Partners LLC
	3,681,954	3.75%, 02/20/2027, 1 mo. USD LIBOR + 3.750%(8)	3,480,993
	15,700,904	3.90%, 02/20/2027, 1 mo. USD LIBOR + 3.750%	14,843,949
	19,630,085	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	19,188,408
EUR	3,401,235	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	3,913,159
	$11,441,325	Loire Finco Luxembourg S.a.r.l. 3.65%, 04/20/2027, 1 mo. USD LIBOR + 3.500%	10,926,465
		MED ParentCo L.P.
	4,140,479	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(8)	3,930,019
	16,511,322	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	15,672,052
	4,690,061	Midwest Physician Administrative Services LLC 3.50%, 08/15/2024, 3 mo. USD LIBOR + 2.750%	4,561,084
	5,630,000	Packaging Coordinators Midco, Inc. 0.00%, 09/25/2027(7)	5,527,984

			108,651,829

		Household Products - 0.6%
	13,111,823	Revlon Consumer Products Corp. 4.25%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	3,277,956
	6,935,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(7)	6,861,350

			10,139,306

		Insurance - 6.4%
	30,188,881	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	29,040,496
		Asurion LLC
	3,000,000	0.00%, 08/04/2022, 1 mo. USD LIBOR + 2.750%(7)	2,949,630
	8,890,363	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	8,718,157
	9,000,082	3.15%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	8,821,700
	13,240,758	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	13,240,758
	4,000,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026(7)	3,951,680
	17,893,522	Hub International Ltd. 3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	17,182,971
	3,220,000	Hyperion Insurance Group Ltd. 0.00%, 10/22/2027(7)	3,203,900
	2,625,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	2,602,031
	7,733,843	Sedgwick Claims Management Services, Inc. 3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	7,410,491
	17,656,158	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	16,990,344

			114,112,158

		Internet - 1.1%
	2,972,550	MH Sub LLC 4.75%, 09/15/2024, 1 mo. USD LIBOR + 3.750%	2,918,687

The accompanying notes are an integral part of these financial statements.

57

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Internet - 1.1% - (continued)
	$7,732,557	Rodan & Fields LLC 4.15%, 06/07/2025, 3 mo. USD LIBOR + 4.000%	$5,606,104
	12,370,968	Shutterfly LLC 7.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%	11,407,764

			19,932,555

		IT Services - 0.6%
	5,331,638	Surf Holdings LLC 3.75%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	5,157,027
	5,090,056	Tempo Acquisition LLC 0.00%, 10/31/2026, 1 mo. USD LIBOR + 3.250%(7)	4,915,721

			10,072,748

		Leisure Time - 1.3%
	8,698,200	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	8,750,389
	14,062,233	Hayward Industries, Inc. 3.65%, 08/04/2024, 3 mo. USD LIBOR + 3.500%	13,652,038

			22,402,427

		Lodging - 1.8%
	6,381,609	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	6,192,139
	24,788,109	Caesars Resort Collection LLC 2.90%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	23,183,822
	3,605,689	CityCenter Holdings LLC 3.00%, 04/18/2024, 3 mo. USD LIBOR + 2.250%	3,384,840

			32,760,801

		Machinery - Diversified - 0.8%
	4,120,000	Filtration Group Corporation 0.00%, 03/29/2025(7)	4,061,620
EUR	1,530,000	Vertical Midco GmbH 4.25%, 07/31/2027, 3 mo. EURIBOR + 4.250%	1,773,183
	$7,650,000	Vertical U.S. Newco, Inc. 4.57%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	7,530,507

			13,365,310

		Media - 9.9%
		Adevinta ASA
EUR	4,250,000	0.00%, 10/23/2027(7)	4,939,616
	$1,735,000	0.00%, 10/23/2027(7)	1,721,987
	3,845,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(7)	3,806,550
		Altice Financing S.A.
EUR	2,701,450	2.75%, 01/31/2026, 3 mo. EURIBOR + 2.750%	3,019,733
	$8,264,464	2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	7,858,101
EUR	4,185,000	Banijay Entertainment S.A.S 0.00%, 03/04/2025(7)	4,786,717
	$2,000,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	1,935,000
	5,124,121	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	4,988,024
		CSC Holdings LLC
	9,689,850	2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	9,335,104
	3,545,086	2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	3,427,212
		E.W. Scripps Co.
	3,795,656	0.00%, 10/02/2024(7)	3,673,891
	11,616,332	2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	11,202,558
	5,810,707	Entravision Communications Corp. 2.90%, 11/30/2024, 3 mo. USD LIBOR + 2.750%	5,495,941

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Media - 9.9% - (continued)
	$15,523,054	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	$15,092,289
	1,950,000	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	1,808,625
	23,344,070	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	23,073,046
	3,222,138	NEP Group, Inc. 3.40%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	2,898,120
	9,295,089	Nexstar Broadcasting, Inc. 2.90%, 09/19/2026, 1 mo. USD LIBOR + 2.750%	9,044,122
	1,690,000	Radiate Holdco LLC 4.25%, 09/25/2026, 1 mo. USD LIBOR + 3.500%	1,658,786
		UPC Broadband Holding B.V.
EUR	4,790,000	0.00%, 01/31/2029(7)	5,501,298
	$26,220,000	0.00%, 01/31/2029(7)	25,531,724
EUR	2,750,000	Virgin Media Bristol LLC 0.00%, 01/31/2029(7)	3,157,404
		Virgin Media SFA Finance Ltd.
	1,700,000	2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	1,923,181
GBP	6,075,000	3.30%, 11/15/2027, 3 mo. GBP LIBOR + 3.250%	7,564,247
EUR	9,985,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	11,305,628
	$2,750,000	Ziggo Financing Partnership 2.65%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	2,634,995

			177,383,899

		Metal Fabricate/Hardware - 0.1%
	1,307,759	Ameriforge Group, Inc. 9.00%, 06/08/2022, 3 mo. USD LIBOR + 8.000%	980,819

		Miscellaneous Manufacturing - 0.6%
	3,500,000	Elevate Textiles, Inc. 9.37%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	1,575,000
		LTI Holdings, Inc.
	4,906,772	3.65%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	4,559,814
	1,140,000	6.90%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	1,009,379
		Utex Industries, Inc.
	4,061,628	0.00%, 05/22/2021, 3 mo. USD LIBOR + 5.000%(7)(9)	1,202,242
	3,000,000	0.00%, 05/22/2022, 1 mo. USD LIBOR + 7.250%(7)(9)	36,000
	2,792,784	Wilsonart LLC 0.00%, 12/19/2023, 3 mo. USD LIBOR + 3.250%(7)	2,746,395

			11,128,830

		Oil & Gas - 0.1%
	3,115,963	KCA Deutag U.S. Finance LLC 9.75%, 02/28/2023, 3 mo. USD LIBOR + 8.750%	1,398,288
	13,043,359	PES Holdings LLC 3.50%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(9)	978,252

			2,376,540

		Packaging & Containers - 2.0%
	13,827,416	Berry Global, Inc. 2.15%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	13,665,635
		Flex Acquisition Co., Inc.
	5,186,397	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	4,980,549
	14,230,798	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	13,854,678
	3,198,633	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	3,135,108

			35,635,970

The accompanying notes are an integral part of these financial statements.

58

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Pharmaceuticals - 3.2%
	$2,599,767	Bausch Health Americas, Inc. 3.15%, 06/01/2025, 3 mo. USD LIBOR + 3.000%	$2,535,865
	10,816,650	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	10,544,936
	5,665,789	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	5,537,120
	5,110,181	Endo International plc 5.00%, 04/27/2024, 3 mo. USD LIBOR + 4.250%	4,841,896
EUR	5,066,460	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	5,814,799
	$7,060,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	6,930,590
		Pathway Vet Alliance LLC
	512,241	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(8)	500,075
	6,271,245	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	6,122,303
	14,577,221	Sunshine Luxembourg S.a.r.l. 5.25%, 10/02/2026, 1 mo. USD LIBOR + 4.250%	14,415,560

			57,243,144

		Pipelines - 4.6%
		BCP Raptor LLC
	5,041,256	4.90%, 11/03/2025, 3 mo. USD LIBOR + 4.750%	3,538,961
	4,458,984	5.25%, 06/30/2024, 3 mo. USD LIBOR + 4.250%	3,656,367
	14,683,023	BCP Renaissance Parent LLC 4.50%, 11/01/2024, 3 mo. USD LIBOR + 3.500%	13,453,320
	18,277,016	Cheniere Corpus Christi Holdings LLC 1.90%, 06/30/2024, 3 mo. USD LIBOR + 1.750%	18,094,245
	14,767,671	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	13,374,046
	7,770,485	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	7,255,691
	9,757,004	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	9,100,845
	14,829,527	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	13,637,827

			82,111,302

		Real Estate - 1.0%
	19,194,318	VICI Properties LLC 1.90%, 12/22/2024, 1 mo. USD LIBOR + 1.750%	18,402,553

		Retail - 6.7%
	23,740,881	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	22,741,865
	8,423,104	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	8,388,907
	2,817,775	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	2,723,999
		Coty, Inc.
	23,118,207	2.39%, 04/05/2025, 3 mo. USD LIBOR + 2.250%	20,185,200
EUR	2,725,134	2.50%, 04/05/2025, 3 mo. EURIBOR + 2.500%	2,896,118
	$12,368,587	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	12,168,958

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
		Retail - 6.7% - (continued)
	$15,383,389	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	$15,044,955
	25,171,173	PetSmart, Inc. 4.50%, 03/11/2022, 1 mo. USD LIBOR + 3.500%	24,870,629
	13,021,415	Sports Authority, Inc. 0.00%, 11/16/2017, 3 mo. USD LIBOR + 6.000%(7)(9)	13,021
		SRS Distribution, Inc.
	5,225,126	3.15%, 05/24/2025, 3 mo. USD LIBOR + 3.000%	5,055,309
	2,740,303	4.40%, 05/24/2025, 1 mo. USD LIBOR + 4.250%	2,706,049
	3,731,957	Staples, Inc. 5.25%, 04/12/2026, 3 mo. USD LIBOR + 5.000%	3,415,674

			120,210,684

		Semiconductors - 0.3%
	4,947,781	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	4,888,012

		Software - 7.9%
	1,989,339	By Crown Parent LLC 4.00%, 01/30/2026, 1 mo. USD LIBOR + 3.000%	1,947,066
	6,986,503	CCC Information Services, Inc. 4.00%, 04/27/2024, 1 mo. USD LIBOR + 3.000%	6,903,573
	31,297,725	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	30,617,938
	24,952,987	Dun & Bradstreet Corp. 3.91%, 02/08/2026, 1 mo. USD LIBOR + 4.000%	24,542,260
	19,289,674	Epicor Software Corp. 5.25%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	19,198,048
		Hyland Software, Inc.
	8,905,000	0.00%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(7)	8,765,103
	2,046,000	7.75%, 07/10/2025, 3 mo. USD LIBOR + 7.000%	2,022,123
	490,528	MA FinanceCo. LLC 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	461,097
	1,970,000	Navicure, Inc. 4.75%, 10/23/2026, 1 mo. USD LIBOR + 4.000%	1,940,450
	3,387,205	Seattle Spinco, Inc. 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	3,183,972
	19,285,097	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	18,724,094
		Ultimate Software Group, Inc.
	9,218,442	3.90%, 05/03/2026, 3 mo. USD LIBOR + 3.750%	9,046,887
	195,000	7.50%, 05/03/2027, 1 mo. USD LIBOR + 6.750%	197,925
	5,896,385	Western Digital Corp. 1.90%, 04/29/2023, 1 mo. USD LIBOR + 1.750%	5,841,844
	7,853,586	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	7,796,098

			141,188,478

		Telecommunications - 3.2%
		Altice France S.A.
	9,712,989	2.90%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	9,260,850
EUR	7,923,988	3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	8,765,947
	$5,292,550	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	5,085,664
	8,250,000	LogMeIn, Inc. 4.89%, 08/31/2027, 1 mo. USD LIBOR + 4.750%	7,987,073
	2,938,977	Maxar Technologies Ltd. 2.90%, 10/05/2024, 3 mo. USD LIBOR + 2.750%	2,828,148
	11,300,186	MTN Infrastructure TopCo, Inc. 4.00%, 11/17/2024, 3 mo. USD LIBOR + 3.000%	11,007,059

The accompanying notes are an integral part of these financial statements.

59

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 86.5%(6) - (continued)
	Telecommunications - 3.2% - (continued)
$12,490,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	$12,050,602

		56,985,343

	Total Senior Floating Rate Interests (cost $1,614,097,797)	$1,542,613,386

CONVERTIBLE BONDS - 0.1%
	Entertainment - 0.1%
2,000,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(1)	$1,726,320

	Media - 0.0%
950,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	923,875

	Total Convertible Bonds (cost $2,728,878)	$2,650,195

COMMON STOCKS - 0.6%
	Consumer Services - 0.0%
13,792	Caesars Entertainment, Inc.*	$618,158

	Energy - 0.4%
2,037,975	Ascent Resources - Marcellus LLC Class A*(10)(11)	1,171,836
71,082	Foresight Energy LLC*(10)(11)	563,966
418,220,006	KCA Deutag*(10)(11)(13)	965,252
544,947	Philadelphia Energy Solutions Class A*(10)(11)	5,449
112,212	Texgen Power LLC*(10)(11)	3,759,102

		6,465,605

	Insurance - 0.2%
175,508	AFG Holdings, Inc.	2,895,882

	Total Common Stocks (cost $27,560,485)	$9,979,645

EXCHANGE-TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
461,700	Invesco Senior Loan ETF	$9,926,550

	Total Exchange-Traded Funds (cost $9,605,022)	$9,926,550

WARRANTS - 0.0%
	Energy - 0.0%
719,301	Ascent Resources - Marcellus LLC Expires 03/30/2023*(10)(11)	$15,279
6,100	Sable Permian Resources LLC Expires 10/24/09*(10)(11)	109,800

		125,079

	Total Warrants (cost $71,755)	$125,079

	Total Long-Term Investments (cost $1,809,300,240)	$1,721,180,496

SHORT-TERM INVESTMENTS - 10.4%
	Other Investment Pools & Funds - 10.4%
185,734,886	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(12)	$185,734,886

	Total Short-Term Investments (cost $185,734,886)	$185,734,886

Total Investments (cost $1,995,035,126)	106.9%	$1,906,915,382
Other Assets and Liabilities	(6.9)%	(122,486,150)

Total Net Assets	100.0%	$1,784,429,232

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $64,197,278, representing 3.6% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $6,945,781, representing 0.4% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(6)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $16,919,691, which rounds to 0.0% of total net assets.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	Investment valued using significant unobservable inputs.

(11)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $6,590,684, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

60

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

(12)	Current yield as of period end.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $965,252 or 0.1% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
03/2011	KCA Deutag	418,220,006	$5,667,717	$965,252

OTC Total Return Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit iBoxx USD Liquid Leveraged Loan Index	BCLY	USD	2,310,000	(1.00%)	03/20/2021	At Maturity	$—	$(139)	$523,733	$523,872
Markit iBoxx USD Liquid Leveraged Loan Index	JPM	USD	2,845,000	(1.00%)	03/20/2021	At Maturity	—	(833)	(34,963)	(34,130)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	6,790,000	(1.00%)	03/20/2021	At Maturity	—	(1,989)	(49,655)	(47,666)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	26,865,000	(1.00%)	03/20/2021	At Maturity	—	(7,871)	(158,018)	(150,147)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	20,650,000	(1.00%)	03/21/2021	At Maturity	—	(3,029)	2,288,783	2,291,812
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	11,615,000	(1.00%)	05/22/2023	At Maturity	—	(28,722)	95,732	124,454
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	9,285,000	(1.00%)	05/22/2023	At Maturity	—	(22,960)	76,529	99,489

Total OTC total return swap contracts							$—	$(65,543)	$2,742,141	$2,807,684

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,890,000	EUR	4,557,217	USD	RBC	11/30/2020	$—	$(23,733)
7,496,092	EUR	8,881,961	USD	CBK	11/30/2020	—	(145,866)
16,000,000	EUR	18,936,256	USD	UBS	11/30/2020	—	(289,535)
259,900,002	USD	219,347,294	EUR	CBK	11/30/2020	4,268,263	—
3,452,316	USD	2,917,000	EUR	UBS	11/30/2020	52,786	—
913,392	USD	772,000	EUR	BCLY	11/30/2020	13,688	—
15,149,965	USD	11,629,321	GBP	BCLY	11/30/2020	81,393	—

Total Foreign Currency Contracts						$4,416,130	$(459,134)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

61

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$155,885,641	$—	$155,885,641	$—
Senior Floating Rate Interests	1,542,613,386	—	1,542,613,386	—
Convertible Bonds	2,650,195	—	2,650,195	—
Common Stocks
Consumer Services	618,158	618,158	—	—
Energy	6,465,605	—	—	6,465,605
Insurance	2,895,882	—	2,895,882	—
Exchange-Traded Funds	9,926,550	9,926,550	—	—
Warrants	125,079	—	—	125,079
Short-Term Investments	185,734,886	185,734,886	—	—
Foreign Currency Contracts(2)	4,416,130	—	4,416,130	—
Swaps - Total Return(2)	3,039,627	—	3,039,627	—

Total	$1,914,371,139	$196,279,594	$1,711,500,861	$6,590,684

Liabilities
Foreign Currency Contracts(2)	$(459,134)	$—	$(459,134)	$—
Swaps - Total Return(2)	(231,943)	—	(231,943)	—

Total	$(691,077)	$—	$(691,077)	$—

(1)	For the year ended October 31, 2020, investments valued at $68,118 were transferred into Level 3 due to the unavailability of active market pricing and there were no transfers out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.6%
		Advertising - 0.1%
	$300,000	Lamar Media Corp. 4.00%, 02/15/2030	$302,625

		Aerospace/Defense - 0.4%
	1,180,000	Boeing Co. 3.63%, 02/01/2031	1,176,512

		Airlines - 0.2%
	200,000	Bombardier, Inc. 7.50%, 12/01/2024(1)	151,000
	495,000	United Airlines Class B Pass-Through Trust 5.88%, 04/15/2029	496,114

			647,114

		Auto Parts & Equipment - 0.2%
	350,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	335,083
EUR	325,000	Clarios Global L.P. / Clarios U.S. Finance Co. 4.38%, 05/15/2026(2)	379,496

			714,579

		Commercial Banks - 0.7%
	1,310,000	Banco Santander S.A. 1.00%, 12/15/2024(3)(4)	1,306,511
		Freedom Mortgage Corp.
	$745,000	7.63%, 05/01/2026(1)	742,676
	165,000	8.13%, 11/15/2024(1)	166,237
	150,000	8.25%, 04/15/2025(1)	151,590

			2,367,014

		Commercial Services - 0.4%
		APX Group, Inc.
	165,000	6.75%, 02/15/2027(1)	172,013
	500,000	7.63%, 09/01/2023	503,937
EUR	200,000	Q-Park Holding I B.V. 2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(5)	201,037
	425,000	Verisure Midholding AB 5.75%, 12/01/2023(2)	491,169

			1,368,156

		Construction Materials - 0.0%
	$155,000	Cornerstone Building Brands, Inc. 6.13%, 01/15/2029(1)	158,340

		Distribution/Wholesale - 0.2%
EUR	495,000	Parts Europe S.A. 6.50%, 07/16/2025(1)	564,972

		Diversified Financial Services - 0.1%
	$180,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.65%, 07/21/2027	169,834
	200,000	Fly Leasing Ltd. 5.25%, 10/15/2024	167,275
	145,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	151,162

			488,271

		Electrical Components & Equipment - 0.1%
	500,000	WESCO Distribution, Inc. 5.38%, 12/15/2021	499,375

		Entertainment - 0.9%
		Caesars Entertainment, Inc.
	155,000	6.25%, 07/01/2025(1)	158,777
	300,000	8.13%, 07/01/2027(1)	313,109
		Caesars Resort Collection LLC / CRC Finco, Inc.
	410,000	5.25%, 10/15/2025(1)	389,377
	315,000	5.75%, 07/01/2025(1)	323,073
		Cinemark USA, Inc.
	950,000	0.00%, 03/31/2025, 3 mo. USD LIBOR(6)	835,658
	780,000	4.88%, 06/01/2023	653,944
	220,000	5.13%, 12/15/2022	190,850

			2,864,788

		Home Builders - 0.1%
	475,000	KB Home 7.00%, 12/15/2021	494,000

		Insurance - 0.3%
		Genworth Holdings, Inc.
	725,000	4.80%, 02/15/2024	663,375

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.6% - (continued)
		Insurance - 0.3% - (continued)
	$375,000	6.50%, 06/15/2034	$352,020

			1,015,395

		Internet - 0.4%
	700,000	Photo Holdings Merger Sub, Inc. 8.50%, 10/01/2026(1)	651,000
EUR	670,000	United Group B.V. 3.25%, 02/15/2026, 3 mo. EURIBOR + 3.250%(1)(5)	729,673

			1,380,673

		Leisure Time - 0.7%
	$605,000	Carnival Corp. 10.50%, 02/01/2026(1)	654,913
EUR	1,000,000	Carnival plc 1.00%, 10/28/2029	652,204
		Royal Caribbean Cruises Ltd.
	$450,000	3.70%, 03/15/2028	328,500
	165,000	9.13%, 06/15/2023(1)	171,806
	300,000	11.50%, 06/01/2025(1)	343,125

			2,150,548

		Media - 0.4%
EUR	210,000	Banijay Group SAS 6.50%, 03/01/2026(1)	236,995
	$325,000	CSC Holdings LLC 5.88%, 09/15/2022	342,875
	350,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(1)	339,500
GBP	120,000	Virgin Media Vendor Financing Notes DAC 4.88%, 07/15/2028(1)	154,488
EUR	140,000	Ziggo B.V. 2.88%, 01/15/2030(1)	158,658

			1,232,516

		Office/Business Equipment - 0.0%
	$140,000	Xerox Corp. 4.50%, 05/15/2021	142,100

		Oil & Gas - 0.3%
	300,000	Gulfport Energy Corp. 6.63%, 05/01/2023	164,475
	175,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	180,250
	200,000	QEP Resources, Inc. 5.38%, 10/01/2022	176,000
	565,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	418,100

			938,825

		Oil & Gas Services - 0.2%
	614,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(2)	581,765

		Pharmaceuticals - 0.3%
	500,000	Bausch Health Cos., Inc. 5.50%, 11/01/2025(1)	513,650
EUR	290,000	Rossini S.a.r.l. 3.88%, 10/30/2025, 3 mo. EURIBOR + 3.875%(1)(5)	330,149

			843,799

		Pipelines - 0.2%
		EnLink Midstream Partners L.P.
	$265,000	5.05%, 04/01/2045	166,950
	325,000	5.45%, 06/01/2047	208,744
	225,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.50%, 09/15/2024(1)	216,221

			591,915

		Retail - 2.4%
	1,130,000	1011778 BC ULC / New Red Finance, Inc. 5.75%, 04/15/2025(1)	1,204,038
EUR	1,275,000	EG Group Ltd. 0.00%, 02/06/2025, 3 mo. Euribor(6)	1,373,930
	$135,000	Kohl’s Corp. 9.50%, 05/15/2025	161,536
	370,000	Macy’s, Inc. 8.38%, 06/15/2025(1)	386,317
	145,000	Michaels Stores, Inc. 4.75%, 10/01/2027(1)	141,738
EUR	1,900,000	Peer Holding B.V. 3.25%, 03/08/2025, 3 mo. EURIBOR + 3.250%	2,128,482
	$300,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	306,000

The accompanying notes are an integral part of these financial statements.

63

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.6% - (continued)
		Retail - 2.4% - (continued)
		Staples, Inc.
	$2,250,000	7.50%, 04/15/2026(1)	$2,103,750
	200,000	10.75%, 04/15/2027(1)	159,000

			7,964,791

		Telecommunications - 2.4%
	1,200,000	Altice France S.A. 5.13%, 01/15/2029(1)	1,198,110
	760,000	Frontier Communications Corp. 0.00%, 10/08/2021(6)	751,450
EUR	2,827,660	Lorca Finco plc 4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	3,280,884
GBP	2,000,000	Vmed O2 UK Financing I plc 4.00%, 01/31/2029(1)	2,534,231

			7,764,675

		Trucking & Leasing - 0.6%
	$910,000	DAE Funding LLC 5.25%, 11/15/2021(1)	921,521
	940,000	Fly Leasing Ltd. 6.38%, 10/15/2021	933,871

			1,855,392

		Total Corporate Bonds (cost $37,548,986)	$38,108,140

SENIOR FLOATING RATE INTERESTS - 82.1%(7)
		Advertising - 0.5%
	1,748,396	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	$1,699,231

		Aerospace/Defense - 0.3%
	305,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	304,238
	721,053	TransDigm, Inc. 2.40%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	677,292

			981,530

		Airlines - 1.4%
	1,688,625	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	1,679,135
	1,040,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	1,055,402
	1,960,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	1,950,612

			4,685,149

		Asset-Backed - Finance & Insurance - 0.2%
	785,000	PAI Holdco, Inc. 0.00%, 10/28/2027(8)	778,626

		Auto Parts & Equipment - 0.8%
	837,576	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	824,593
	1,078,219	First Brands Group LLC 8.50%, 02/20/2024, 1 mo. USD LIBOR + 7.500%	1,067,437
	863,896	Panther BF Aggregator 23.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	837,763

			2,729,793

		Beverages - 0.5%
EUR	1,500,000	Refresco Holding B.V. 3.25%, 03/28/2025, 3 mo. EURIBOR + 3.250%	1,708,070

		Chemicals - 2.2%
		Diamond (BC) B.V.
	$1,518,567	3.21%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	1,450,231
EUR	1,997,886	3.25%, 09/06/2024, 3 mo. EURIBOR + 3.250%	2,229,693
	3,140,000	Froneri Lux FinCo S.a.r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	3,556,434

			7,236,358

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
		Commercial Services - 9.2%
		AlixPartners LLP
	$621,778	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	$602,348
EUR	1,211,550	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	1,390,163
	$6,079,475	APX Group, Inc. 7.25%, 12/31/2025, 1 mo. USD LIBOR + 4.000%	5,922,077
		Belron Finance U.S. LLC
	441,663	2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	428,412
	1,162,198	2.74%, 11/07/2024, 3 mo. USD LIBOR + 2.500%	1,130,238
EUR	735,000	Boels Topholding B.V. 4.00%, 01/14/2027, 3 mo. EURIBOR + 4.000%	831,809
	$3,560,648	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	3,513,469
	1,497,519	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,476,659
EUR	7,110,241	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	8,060,090
	$872,802	Quikrete Holdings, Inc. 0.00%, 02/01/2027, 1 mo. USD LIBOR + 2.500%(8)	854,691
	844,254	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	830,670
		Verisure Holding AB
EUR	962,277	3.00%, 10/20/2022, 3 mo. EURIBOR + 3.000%	1,101,855
	1,935,000	4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%	2,242,330
	$1,110,326	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	1,106,995
	897,722	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	864,057

			30,355,863

		Distribution/Wholesale - 0.6%
	2,188,184	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	2,121,510

		Diversified Financial Services - 2.0%
		Blackhawk Network Holdings, Inc.
	5,837,358	3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	5,467,970
	560,000	7.19%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	502,600
	795,121	Minotaur Acquisition, Inc. 5.15%, 03/27/2026, 3 mo. USD LIBOR + 5.000%	755,365

			6,725,935

		Engineering & Construction - 1.2%
	2,208,344	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	2,050,999
EUR	1,094,858	Fluidra Finco S. L. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	1,255,209
	$585,000	PowerTeam Services LLC 8.25%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	520,650

			3,826,858

		Entertainment - 6.3%
		Crown Finance U.S., Inc.
EUR	204,682	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	131,706
	$6,667,984	2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	3,707,932
	3,104,182	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	2,991,097
	7,307,751	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	7,302,782

The accompanying notes are an integral part of these financial statements.

64

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
		Entertainment - 6.3% - (continued)
	$1,250,000	Scientific Games International, Inc. 0.00%, 08/14/2024, 1 mo. USD LIBOR + 2.750%(8)	$1,160,550
	2,599,341	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	2,544,105
	3,456,497	William Morris Endeavor Entertainment LLC 2.90%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	2,928,137

			20,766,309

		Food - 1.8%
	1,110,297	Atkins Nutritionals Holdings, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	1,106,833
	1,986,699	BellRing Brands LLC 6.00%, 10/21/2024, 1 mo. USD LIBOR + 5.000%	1,991,169
	557,175	CHG PPC Parent LLC 2.90%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	537,674
EUR	140,000	Froneri Lux FinCo S.a.r.l. 5.75%, 01/31/2028, 3 mo. EURIBOR + 5.750%	163,154
		Froneri U.S., Inc.
	$972,563	2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	934,720
	200,000	5.75%, 01/31/2028, 1 mo. USD LIBOR + 5.750%	197,250
	932,883	U.S. Foods, Inc. 2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	884,494

			5,815,294

		Food Service - 0.1%
	263,675	Aramark Services, Inc. 1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	249,998

		Hand/Machine Tools - 0.4%
	1,385,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(8)	1,363,477

		Healthcare - Products - 0.5%
	547,250	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	539,041
		Lifescan Global Corp.
	795,986	6.23%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	743,849
	500,000	10.68%, 10/01/2025, 3 mo. USD LIBOR + 9.500%	434,165

			1,717,055

		Healthcare - Services - 6.7%
		Bio Lam LCD SELAS
EUR	717,867	3.75%, 04/25/2026, 3 mo. EURIBOR + 3.750%	813,072
	1,510,000	4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	1,736,639
	$1,019,101	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	1,012,731
	1,709,560	Dentalcorp Health Services ULC 4.75%, 06/06/2025, 3 mo. USD LIBOR + 3.750%(9)	1,644,033
	744,318	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	529,009
	980,676	EyeCare Partners LLC 3.75%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(9)	927,151
	4,181,885	3.90%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	3,953,637
	2,620,563	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	2,561,601
	3,481,275	Loire Finco Luxembourg S.a.r.l. 3.65%, 04/21/2027, 1 mo. USD LIBOR + 3.500%	3,324,618

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
	Healthcare - Services - 6.7% - (continued)
$751,560	MED ParentCo L.P. 4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(9)	$713,358
2,997,056	4.40%, 0/31/2026, 1 mo. USD LIBOR + 4.250%	2,844,716
911,280	Midwest Physician Administrative Services LLC 3.50%, 08/15/2024, 3 mo. USD LIBOR + 2.750%	886,220
1,065,000	Packaging Coordinators Midco, Inc. 0.00%, 09/25/2027(8)	1,045,702

		21,992,487

	Household Products - 0.6%
2,835,072	Revlon Consumer Products Corp. 4.25%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	708,768
1,265,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(8)	1,251,566

		1,960,334

	Insurance - 7.4%
5,738,389	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	5,520,101
	Asurion LLC
550,000	0.00%, 08/04/2022, 1 mo. USD LIBOR + 2.750%(8)	540,766
6,947,311	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	6,809,740
4,645,303	6.65%, 11/03/2024, 3 mo. USD LIBOR + 6.000%	4,645,303
735,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026(8)	726,121
	Hyperion Insurance Group Ltd.
314,120	0.00%, 10/22/2027(8)	312,550
260,880	0.00%, 10/22/2027(8)	259,575
524,997	NFP Corp. 3.40%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	501,372
660,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	654,225
1,388,239	Sedgwick Claims Management Services, Inc. 3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	1,330,197
3,253,296	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	3,130,614

		24,430,564

	Internet - 1.1%
518,700	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	509,301
1,428,668	Rodan & Fields LLC 4.15%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	1,035,785
2,216,129	Shutterfly LLC 7.00%, 09/25/2026, 1 mo. USD LIBOR + 6.000%	2,043,581

		3,588,667

	Leisure Time - 1.4%
1,980,038	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	1,991,918
2,592,265	Hayward Industries, Inc. 3.65%, 08/05/2024, 3 mo. USD LIBOR + 3.500%	2,516,648

		4,508,566

	Lodging - 1.1%
3,769,893	Caesars Resort Collection LLC 2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	3,525,906

	Machinery - Diversified - 0.9%
735,000	Filtration Group Corporation 0.00%, 03/29/2025(8)	724,585

The accompanying notes are an integral part of these financial statements.

65

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
		Machinery - Diversified - 0.9% - (continued)
EUR	265,000	Vertical Midco GmbH 4.25%, 07/30/2027, 3 mo. EURIBOR + 4.250%	$307,120
	$1,795,000	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	1,766,962

			2,798,667

		Media - 8.5%
		Adevinta ASA
EUR	1,005,000	0.00%, 10/23/2027(8)	1,168,074
	$420,000	0.00%, 10/23/2027(8)	416,850
	715,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(8)	707,850
EUR	1,355,000	Banijay Entertainment S.A.S 0.00%, 03/04/2025(8)	1,549,821
	$605,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	585,337
	1,641,709	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	1,598,105
	523,643	CSC Holdings LLC 2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	504,473
		E.W. Scripps Co.
	699,203	0.00%, 10/02/2024(8)	676,773
	2,039,699	2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	1,967,044
	1,377,843	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	1,339,608
	375,000	Houghton Mifflin Harcourt Publishers, Inc. 0.00%, 11/22/2024, 1 mo. USD LIBOR + 6.250%(8)	347,813
	3,603,197	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	3,561,364
	599,958	NEP Group, Inc. 3.40%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	539,626
	1,740,688	Nexstar Broadcasting, Inc. 2.90%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	1,693,689
	310,000	Radiate Holdco LLC 4.25%, 09/25/2026, 1 mo. USD LIBOR + 3.500%	304,274
		UPC Broadband Holding B.V.
	4,800,000	0.00%, 01/31/2029(8)	4,674,000
EUR	2,620,000	0.00%, 01/31/2029(8)	3,009,060
	685,000	Virgin Media Bristol LLC 0.00%, 01/31/2029(8)	786,481
	300,000	Virgin Media SFA Finance Ltd. 2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	339,385
	995,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,126,600
	$1,300,000	Ziggo Financing Partnership 2.65%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,245,634

			28,141,861

		Metal Fabricate/Hardware - 0.1%
	259,408	Ameriforge Group, Inc. 9.00%, 06/08/2022, 3 mo. USD LIBOR + 8.000%	194,556

		Miscellaneous Manufacturing - 0.7%
	1,500,000	Elevate Textiles, Inc. 9.37%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	675,000
		LTI Holdings, Inc.
	913,868	3.65%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	849,248
	190,000	6.90%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	168,230
		Utex Industries, Inc.
	750,000	0.00%, 05/22/2022, 1 mo. USD LIBOR + 7.250%(8)(10)	9,000
	273,055	8.25%, 05/22/2021, 3 mo. USD LIBOR + 5.000%(10)	80,824

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
		Miscellaneous Manufacturing - 0.7% - (continued)
	$523,647	Wilsonart LLC 4.25%, 12/19/2023, 3 mo. USD LIBOR + 3.250%	$514,949

			2,297,251

		Oil & Gas - 0.1%
	576,377	KCA Deutag U.S. Finance LLC 9.75%, 02/28/2023, 3 mo. USD LIBOR + 8.750%	258,649

		Packaging & Containers - 1.4%
		Flex Acquisition Co., Inc.
	2,466,069	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	2,368,191
	2,303,140	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	2,242,267

			4,610,458

		Pharmaceuticals - 2.6%
	817,272	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	796,742
	1,393,275	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	1,361,634
	1,511,139	Endo International plc 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	1,431,804
EUR	297,750	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	341,729
	$1,315,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,290,896
		Pathway Vet Alliance LLC
	85,687	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(9)	83,652
	1,049,042	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	1,024,127
	2,395,407	Sunshine Luxembourg S.a.r.l. 5.25%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	2,368,842

			8,699,426

		Pipelines - 4.0%
		BCP Raptor LLC
	1,869,355	4.90%, 11/03/2025, 3 mo. USD LIBOR + 4.750%	1,312,287
	835,889	5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%	685,429
	2,526,094	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	2,314,534
	1,589,306	Cheniere Corpus Christi Holdings LLC 1.90%, 06/30/2024, 3 mo. USD LIBOR + 1.750%	1,573,413
	2,738,041	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	2,479,652
	1,471,120	Medallion Midland Acquisition LLC 4.25%, 1/30/2024, 3 mo. USD LIBOR + 3.250%	1,373,658
	1,762,126	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	1,643,623
	1,989,545	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	1,829,665

			13,212,261

		Retail - 7.1%
	3,670,476	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	3,516,022
	1,683,728	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	1,676,892
	523,657	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	506,230

The accompanying notes are an integral part of these financial statements.

66

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.1%(7) - (continued)
		Retail - 7.1% - (continued)
		Coty, Inc.
	$4,543,307	2.39%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	$3,966,897
EUR	928,498	2.50%, 04/07/2025, 3 mo. EURIBOR + 2.500%	986,754
	$3,118,671	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	3,068,336
	3,012,466	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	2,946,192
	5,072,778	PetSmart, Inc. 4.50%, 03/11/2022, 1 mo. USD LIBOR +3.500%	5,012,209
	2,009,604	Sports Authority, Inc. 0.00%, 11/16/2020, 3 mo. USD LIBOR + 6.000%(8)(10)	2,010
	1,217,415	SRS Distribution, Inc. 3.15%, 05/23/2025, 3 mo. USD LIBOR + 3.000%	1,177,849
	556,157	Staples, Inc. 5.25%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	509,023

			23,368,414

		Software - 6.9%
	5,477,475	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	5,358,504
	5,070,115	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	4,986,661
	4,179,219	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	4,159,367
		Hyland Software, Inc.
	1,670,000	0.00%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(8)	1,643,764
	712,800	7.75%, 07/07/2025, 3 mo. USD LIBOR + 7.000%	704,482
	370,000	Navicure, Inc. 4.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	364,450
	1,827,443	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,774,283
		Ultimate Software Group, Inc.
	1,842,148	3.90%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	1,807,866
	105,000	7.50%, 0503/2027, 1 mo. USD LIBOR + 6.750%	106,575
	1,736,004	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	1,723,297

			22,629,249

		Telecommunications - 3.5%
		Altice France S.A.
	3,532,967	2.90%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	3,368,507
EUR	1,437,749	3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	1,590,516
	$520,068	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	499,738
	1,750,000	LogMeIn, Inc. 4.89%, 08/31/2027, 1 mo. USD LIBOR + 4.750%	1,694,228
	417,327	Maxar Technologies Ltd. 2.90%, 10/04/2024, 3 mo. USD LIBOR + 2.750%	401,589
	2,169,280	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	2,113,009
	1,775,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	1,712,556

			11,380,143

		Total Senior Floating Rate Interests (cost $280,578,529)	$270,358,515

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.4%
	Energy - 0.2%
$190,736	Ascent Resources - Marcellus LLC Class A*(11)(12)	$109,673
13,823	Foresight Energy LLC*(11)(12)	109,670
13,865	Texgen Power LLC*(11)(12)	464,478

		683,821

	Insurance - 0.2%
34,814	AFG Holdings, Inc.	574,431

	Total Common Stocks (cost $2,358,498)	$1,258,252

CONVERTIBLE BONDS - 0.2%
	Entertainment - 0.1%
650,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(1)	$561,054

	Media - 0.1%
175,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	170,188

	Total Convertible Bonds (cost $765,034)	$731,242

EXCHANGE-TRADED FUNDS - 3.1%
	Other Investment Pools & Funds - 3.1%
468,100	Invesco Senior Loan ETF	$10,064,150

	Total Exchange-Traded Funds (cost $9,747,525)	$10,064,150

WARRANTS - 0.0%
	Energy - 0.0%
94,294	Ascent Resources - Marcellus LLC Expires 03/30/2023*(11)(12)	$2,838
600	Sable Permian Resources LLC Expires 10/24/09*(11)(12)	10,800

		13,638

	Total Warrants (cost $10,874)	$13,638

	Total Long-Term Investments (cost $331,009,446)	$320,533,937

SHORT-TERM INVESTMENTS - 7.1%
	Other Investment Pools & Funds - 7.1%
23,303,069	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(13)	$23,303,069

	Total Short-Term Investments (cost $23,303,069)	$23,303,069

Total Investments (cost $354,312,515)	104.5%	$343,837,006
Other Assets and Liabilities	(4.5)%	(14,693,885)

Total Net Assets	100.0%	$329,143,121

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $18,582,671, representing 5.6% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $1,452,430, representing 0.4% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(6)	Security is a zero-coupon bond.
(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $3,368,194, which rounds to 1.0% of total net assets.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $697,459, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	705,000	(1.00%)	12/20/2020	At Maturity	$—	$(1,744)	$5,810	$7,554
Markit iBoxx USD Liquid Leveraged Loan Index	BCLY	USD	1,400,000	(1.00%)	03/20/2021	At Maturity	—	(84)	317,414	317,498
Markit iBoxx USD Liquid Leveraged Loan Index	JPM	USD	755,000	(1.00%)	03/20/2021	At Maturity	—	(221)	(9,279)	(9,058)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	1,810,000	(1.00%)	03/20/2021	At Maturity	—	(530)	(13,236)	(12,706)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	7,155,000	(1.00%)	03/20/2021	At Maturity	—	(2,096)	(42,085)	(39,989)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	4,350,000	(1.00%)	03/21/2021	At Maturity	—	(638)	482,141	482,779

Total OTC total return swap contracts							$—	$(5,313)	$740,765	$746,078

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
275,498	EUR	326,432	USD	CBK	11/30/2020	$—	$(5,361)
1,015,000	EUR	1,189,094	USD	RBC	11/30/2020	—	(6,192)
5,382,000	EUR	6,367,853	USD	GSC	11/30/2020	—	(95,562)
57,980,946	USD	48,934,065	EUR	CBK	11/30/2020	952,205	—
2,720,122	USD	2,299,000	EUR	JPM	11/30/2020	40,821	—
182,205	USD	154,000	EUR	BCLY	11/30/2020	2,730	—
2,751,384	USD	2,112,000	GBP	BCLY	11/30/2020	14,782	—

Total Foreign Currency Contracts						$1,010,538	$(107,115)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$38,108,140	$—	$38,108,140	$—
Senior Floating Rate Interests	270,358,515	—	270,358,515	—
Common Stocks
Energy	683,821	—	—	683,821
Insurance	574,431	—	574,431	—
Convertible Bonds	731,242	—	731,242	—
Exchange-Traded Funds	10,064,150	10,064,150	—	—
Warrants	13,638	—	—	13,638
Short-Term Investments	23,303,069	23,303,069	—	—
Foreign Currency Contracts(2)	1,010,538	—	1,010,538	—
Swaps - Total Return(2)	807,831	—	807,831	—

Total	$345,655,375	$33,367,219	$311,590,697	$697,459

Liabilities
Foreign Currency Contracts(2)	$(107,115)	$—	$(107,115)	$—
Swaps - Total Return(2)	(61,753)	—	(61,753)	—

Total	$(168,868)	$—	$(168,868)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

69

The Hartford High Yield Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0%
		Advertising - 0.4%
		Lamar Media Corp.
	$280,000	3.75%, 02/15/2028	$278,869
	965,000	5.75%, 02/01/2026	998,485

			1,277,354

		Aerospace/Defense - 2.5%
		Bombardier, Inc.
	2,265,000	6.13%, 01/15/2023(1)	1,954,129
	885,000	7.88%, 04/15/2027(1)	644,696
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(1)	432,150
	865,000	5.00%, 08/01/2024(1)	873,996
		TransDigm, Inc.
	2,150,000	5.50%, 11/15/2027	2,098,937
	2,780,000	6.25%, 03/15/2026(1)	2,898,122

			8,902,030

		Apparel - 0.7%
	1,250,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	1,265,625
	1,200,000	PVH Corp. 4.63%, 07/10/2025	1,266,001

			2,531,626

		Auto Manufacturers - 1.9%
		Ford Motor Co.
	1,560,000	4.75%, 01/15/2043	1,440,972
	975,000	8.50%, 04/21/2023	1,076,156
		Ford Motor Credit Co. LLC
	3,530,000	4.54%, 08/01/2026	3,591,775
	850,000	5.13%, 06/16/2025	885,947

			6,994,850

		Auto Parts & Equipment - 1.2%
		Adient Global Holdings Ltd.
EUR	1,225,000	3.50%, 08/15/2024(2)	1,329,359
	$2,035,000	4.88%, 08/15/2026(1)	1,948,268
	1,200,000	Clarios Global L.P. / Clarios U.S. Finance Co. 8.50%, 05/15/2027(1)	1,251,780

			4,529,407

		Biotechnology - 0.0%
	160,000	Emergent BioSolutions, Inc. 3.88%, 08/15/2028(1)	160,800

		Commercial Banks - 1.2%
EUR	1,675,000	Banca Monte dei Paschi di Siena S.p.A. 5.38%, 01/18/2028, (5.38% fixed rate until 01/18/2023; 5 year EUR Swap + 5.005% thereafter)(2)(3)	1,507,179
	$2,515,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(2)(3)(4)	2,678,475

			4,185,654

		Commercial Services - 2.9%
	1,012,000	APX Group, Inc. 7.88%, 12/01/2022	1,008,564
	1,710,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(1)	1,782,675
	120,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(1)	121,050
	1,650,000	Herc Holdings, Inc. 5.50%, 07/15/2027(1)	1,695,581
EUR	2,100,000	La Financiere Atalian SASU 4.00%, 05/15/2024(2)	2,111,865
	1,550,000	Loxam SAS 3.25%, 01/14/2025(2)	1,676,655
		Service Corp. International
	$460,000	4.63%, 12/15/2027	486,740
	355,000	5.13%, 06/01/2029	387,955

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Commercial Services - 2.9% - (continued)
	$1,025,000	United Rentals North America, Inc. 5.88%, 09/15/2026	$1,078,684

			10,349,769

		Construction Materials - 1.1%
	1,635,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	1,724,925
	820,000	Norbord, Inc. 5.75%, 07/15/2027(1)	861,000
		Standard Industries, Inc.
	1,045,000	3.38%, 01/15/2031(1)	1,017,134
	520,000	4.75%, 01/15/2028(1)	543,400

			4,146,459

		Distribution/Wholesale - 1.7%
	1,000,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	1,015,000
	1,010,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(1)(5)	1,017,575
	600,000	IAA, Inc. 5.50%, 06/15/2027(1)	630,750
EUR	2,655,000	Parts Europe S.A. 6.50%, 07/16/2025(2)	3,030,303
	$550,000	Performance Food Group, Inc. 5.50%, 10/15/2027(1)	563,750

			6,257,378

		Diversified Financial Services - 4.6%
		Credit Acceptance Corp.
	730,000	5.13%, 12/31/2024(1)	724,525
	1,445,000	6.63%, 03/15/2026	1,499,188
	955,000	Fly Leasing Ltd. 5.25%, 10/15/2024	798,738
	2,000,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	2,085,000
	1,745,000	goeasy Ltd. 5.38%, 12/01/2024(1)	1,762,450
	1,795,000	LD Holdings Group LLC 6.50%, 11/01/2025(1)	1,821,925
	1,070,000	PennyMac Financial Services, Inc. 5.38%, 10/15/2025(1)	1,091,079
		Springleaf Finance Corp.
	2,610,000	5.38%, 11/15/2029	2,681,879
	430,000	6.13%, 03/15/2024	452,017
	715,000	6.88%, 03/15/2025	786,500
	2,860,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	2,902,185

			16,605,486

		Engineering & Construction - 0.1%
	330,000	United Rentals North America, Inc. 3.88%, 02/15/2031	333,300

		Entertainment - 3.4%
		Caesars Entertainment, Inc.
	1,340,000	6.25%, 07/01/2025(1)	1,372,653
	955,000	8.13%, 07/01/2027(1)	996,729
		Caesars Resort Collection LLC / CRC Finco, Inc.
	1,370,000	5.25%, 10/15/2025(1)	1,301,089
	440,000	5.75%, 07/01/2025(1)	451,277
EUR	1,675,000	Cirsa Finance International S.a.r.l. 6.25%, 12/20/2023(2)	1,721,431
	$1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	1,881,600
	2,610,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,669,247
EUR	1,650,000	Scientific Games International, Inc. 5.50%, 02/15/2026(2)	1,772,743

			12,166,769

The accompanying notes are an integral part of these financial statements.

70

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.0% - (continued)
	Environmental Control - 1.3%
$1,307,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	$1,365,815
975,000	Stericycle, Inc. 5.38%, 07/15/2024(1)	1,013,746
2,551,000	Tervita Corp. 7.63%, 12/01/2021(1)	2,448,960

		4,828,521

	Food - 2.7%
740,000	B&G Foods, Inc. 5.25%, 09/15/2027	765,900
	Kraft Heinz Foods Co.
920,000	3.75%, 04/01/2030(1)	966,644
1,215,000	4.25%, 03/01/2031(1)	1,318,459
	Post Holdings, Inc.
630,000	4.63%, 04/15/2030(1)	647,325
2,520,000	5.00%, 08/15/2026(1)	2,613,240
1,395,000	5.63%, 01/15/2028(1)	1,471,725
990,000	5.75%, 03/01/2027(1)	1,037,233
1,101,000	TreeHouse Foods, Inc. 4.00%, 09/01/2028	1,102,376

		9,922,902

	Gas - 0.7%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
924,000	5.50%, 05/20/2025	988,680
338,000	5.75%, 05/20/2027	370,370
1,128,000	5.88%, 08/20/2026	1,235,578

		2,594,628

	Healthcare - Products - 1.3%
1,740,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	1,802,988
1,610,000	Avantor, Inc. 6.00%, 10/01/2024(1)	1,682,289
1,030,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	1,064,762

		4,550,039

	Healthcare - Services - 3.3%
420,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	432,726
265,000	Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(1)	276,263
	CHS/Community Health Systems, Inc.
2,195,000	6.63%, 02/15/2025(1)	2,140,564
410,000	6.88%, 02/01/2022	371,050
1,680,000	8.13%, 06/30/2024(1)	1,291,500
	HCA, Inc.
2,460,000	3.50%, 09/01/2030	2,515,570
2,215,000	5.38%, 02/01/2025	2,452,736
1,070,000	5.38%, 09/01/2026	1,202,413
100,000	5.63%, 09/01/2028	116,395
80,000	5.88%, 02/01/2029	94,119
836,000	7.50%, 11/15/2095	1,061,720

		11,955,056

	Home Builders - 2.1%
305,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	306,525
1,295,000	Ashton Woods USA LLC / Ashton Woods Finance Co. 6.63%, 01/15/2028(1)	1,301,475
420,000	KB Home 4.80%, 11/15/2029	453,600
	M/I Homes, Inc.
790,000	4.95%, 02/01/2028	817,650
1,020,000	5.63%, 08/01/2025	1,048,264
1,285,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	1,276,969
	Taylor Morrison Communities, Inc.
500,000	5.13%, 08/01/2030(1)	542,840
1,790,000	5.75%, 01/15/2028(1)	1,986,900

		7,734,223

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Household Products/Wares - 0.8%
EUR	1,855,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	$2,116,786
	$675,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	701,156

			2,817,942

		Insurance - 2.6%
		Acrisure LLC / Acrisure Finance, Inc.
	2,335,000	7.00%, 11/15/2025(1)	2,339,086
	943,000	8.13%, 02/15/2024(1)	986,147
	875,000	10.13%, 08/01/2026(1)	969,063
		Genworth Holdings, Inc.
	135,000	4.80%, 02/15/2024	123,525
	1,260,000	4.90%, 08/15/2023	1,165,500
	750,000	6.50%, 06/15/2034	704,040
	505,000	7.20%, 02/15/2021	502,475
	280,000	7.63%, 09/24/2021	279,308
	1,620,000	MGIC Investment Corp. 5.25%, 08/15/2028	1,664,550
	605,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	659,450

			9,393,144

		IT Services - 0.6%
		Presidio Holdings, Inc.
	1,095,000	4.88%, 02/01/2027(1)	1,124,083
	890,000	8.25%, 02/01/2028(1)	943,400

			2,067,483

		Leisure Time - 1.3%
		Carnival Corp.
	1,045,000	9.88%, 08/01/2027(1)	1,086,147
	875,000	10.50%, 02/01/2026(1)	947,187
	2,305,000	11.50%, 04/01/2023(1)	2,531,674

			4,565,008

		Lodging - 2.0%
		Boyd Gaming Corp.
	270,000	4.75%, 12/01/2027	262,578
	1,365,000	6.00%, 08/15/2026	1,398,702
	625,000	6.38%, 04/01/2026	648,487
	1,790,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,758,675
	1,590,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,538,325
	1,690,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(1)	1,618,175

			7,224,942

		Media - 9.7%
		Altice Financing S.A.
	2,700,000	5.00%, 01/15/2028(1)	2,619,000
	1,350,000	7.50%, 05/15/2026(1)	1,409,062
	895,000	Cable One, Inc. 4.00%, 11/15/2030(1)(6)	908,425
		CCO Holdings LLC / CCO Holdings Capital Corp.
	1,570,000	4.25%, 02/01/2031(1)	1,608,920
	790,000	4.50%, 08/15/2030(1)	821,011
	925,000	4.50%, 05/01/2032(1)	956,219
	4,535,000	5.75%, 02/15/2026(1)	4,701,253
		CSC Holdings LLC
	1,305,000	4.13%, 12/01/2030(1)	1,326,898
	875,000	4.63%, 12/01/2030(1)	874,983
	1,800,000	5.25%, 06/01/2024	1,921,500
	770,000	5.50%, 04/15/2027(1)	811,388
	1,970,000	6.50%, 02/01/2029(1)	2,185,754
		DISH DBS Corp.
	965,000	5.00%, 03/15/2023	972,257
	570,000	5.88%, 11/15/2024	573,440
	1,250,000	7.38%, 07/01/2028	1,259,375

The accompanying notes are an integral part of these financial statements.

71

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.0% - (continued)
	Media - 9.7% - (continued)
$530,000	7.75%, 07/01/2026	$561,792
	Gray Television, Inc.
865,000	4.75%, 10/15/2030(1)	852,025
400,000	5.88%, 07/15/2026(1)	416,336
925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	992,988
1,470,000	Sirius XM Radio, Inc. 5.50%, 07/01/2029(1)	1,600,021
830,000	Vertical U.S Newco, Inc. 5.25%, 07/15/2027(1)	854,236
990,000	Videotron Ltd. 5.00%, 07/15/2022	1,037,124
2,255,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(1)	2,291,644
959,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	994,963
	Ziggo B.V.
365,000	4.88%, 01/15/2030(1)	378,459
2,093,000	5.50%, 01/15/2027(1)	2,171,487

		35,100,560

	Metal Fabricate/Hardware - 0.8%
300,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	313,914
	Novelis Corp.
1,310,000	4.75%, 01/30/2030(1)	1,328,491
1,190,000	5.88%, 09/30/2026(1)	1,227,937

		2,870,342

	Mining - 0.6%
	Constellium SE
255,000	5.63%, 06/15/2028(1)	265,710
1,740,000	5.88%, 02/15/2026(1)	1,757,400

		2,023,110

	Miscellaneous Manufacturing - 0.0%
102,355	Anagram International, Inc. (5.00% Cash, 5.00% PIK) 10.00%, 08/15/2026(1)(5)	85,466

	Office/Business Equipment - 1.9%
2,950,000	CDW LLC / CDW Finance Corp. 4.13%, 05/01/2025	3,066,466
	Xerox Corp.
2,000,000	4.38%, 03/15/2023	2,081,450
95,000	4.80%, 03/01/2035	90,250
755,000	6.75%, 12/15/2039	793,883
790,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	779,959

		6,812,008

	Oil & Gas - 5.9%
	Apache Corp.
1,125,000	4.38%, 10/15/2028	1,028,813
1,390,000	4.63%, 11/15/2025	1,320,500
581,000	4.75%, 04/15/2043	514,185
689,000	5.10%, 09/01/2040	632,512
905,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	332,588
	Continental Resources, Inc.
2,080,000	4.38%, 01/15/2028	1,872,000
520,000	4.90%, 06/01/2044	429,806
1,020,000	EQT Corp. 3.90%, 10/01/2027	979,526
2,134,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	2,198,020
1,385,000	Matador Resources Co. 5.88%, 09/15/2026	1,114,925
	Occidental Petroleum Corp.
1,155,000	3.00%, 02/15/2027	872,025
400,000	3.40%, 04/15/2026	312,872

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Oil & Gas - 5.9% - (continued)
	$3,836,000	4.20%, 03/15/2048	$2,493,400
	679,000	4.40%, 04/15/2046	456,437
		Parsley Energy LLC / Parsley Finance Corp.
	386,000	4.13%, 02/15/2028(1)	401,652
	163,000	5.38%, 01/15/2025(1)	166,668
	1,875,000	Petroleos Mexicanos 6.84%, 01/23/2030	1,676,250
		QEP Resources, Inc.
	425,000	5.25%, 05/01/2023	337,875
	560,000	5.63%, 03/01/2026	355,600
		SM Energy Co.
	405,000	5.00%, 01/15/2024	202,500
	575,000	5.63%, 06/01/2025	225,808
	395,000	6.63%, 01/15/2027	148,125
	1,410,000	Sunoco L.P. / Sunoco Finance Corp. 6.00%, 04/15/2027	1,457,531
	3,885,000	Transocean, Inc. 6.80%, 03/15/2038	505,050
	1,705,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	1,261,700
	153,000	WPX Energy, Inc. 5.25%, 09/15/2024	158,355

			21,454,723

		Packaging & Containers - 4.3%
	2,920,000	ARD Finance S.A. (6.50% Cash, 7.25% PIK) 6.50%, 06/30/2027(1)(5)	2,967,450
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	680,000	4.13%, 08/15/2026(1)	693,600
	2,980,000	5.25%, 08/15/2027(1)	3,058,970
	340,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	355,689
	1,200,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,245,000
		Flex Acquisition Co., Inc.
	2,170,000	6.88%, 01/15/2025(1)	2,134,738
	775,000	7.88%, 07/15/2026(1)	783,060
	3,085,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	3,245,806
EUR	795,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	902,077
	$270,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(1)	282,825

			15,669,215

		Pharmaceuticals - 4.2%
		Bausch Health Cos., Inc.
	2,150,000	5.00%, 01/30/2028(1)	2,125,017
	2,690,000	5.25%, 01/30/2030(1)	2,656,509
	182,000	5.50%, 03/01/2023(1)	181,545
	177,000	5.88%, 05/15/2023(1)	176,558
	1,000,000	6.13%, 04/15/2025(1)	1,026,750
	1,875,000	7.00%, 01/15/2028(1)	1,982,813
	335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	341,700
		Endo Dac / Endo Finance LLC / Endo Finco, Inc.
	1,396,000	6.00%, 06/30/2028(1)	1,078,410
	2,465,000	9.50%, 07/31/2027(1)	2,644,230
	623,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(1)	660,380
		Teva Pharmaceutical Finance Netherlands B.V.
	1,260,000	3.15%, 10/01/2026	1,108,800
	1,270,000	6.75%, 03/01/2028	1,333,976

			15,316,688

The accompanying notes are an integral part of these financial statements.

72

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Pipelines - 4.9%
	$1,890,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	$1,682,100
		Buckeye Partners L.P.
	640,000	4.13%, 03/01/2025(1)	606,400
	655,000	4.50%, 03/01/2028(1)	622,250
	738,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	752,406
	2,095,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	2,199,750
		EQM Midstream Partners L.P.
	435,000	6.00%, 07/01/2025(1)	445,875
	440,000	6.50%, 07/01/2027(1)	461,470
	950,000	6.50%, 07/15/2048	902,500
		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
	1,180,000	4.75%, 10/01/2023(1)	1,120,646
	1,310,000	6.00%, 03/01/2027(1)	1,237,950
		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
	700,000	4.88%, 02/01/2031(1)	683,137
	3,225,000	6.50%, 07/15/2027	3,378,187
		Western Midstream Operating L.P.
	2,950,000	5.05%, 02/01/2030	2,798,562
	925,000	6.25%, 02/01/2050	849,659

			17,740,892

		Real Estate Investment Trusts - 1.2%
	2,610,000	Iron Mountain, Inc. 4.88%, 09/15/2029(1)	2,637,405
		VICI Properties L.P. / VICI Note Co., Inc.
	195,000	3.50%, 02/15/2025(1)	195,721
	130,000	3.75%, 02/15/2027(1)	130,325
	780,000	4.25%, 12/01/2026(1)	793,143
	655,000	4.63%, 12/01/2029(1)	680,552

			4,437,146

		Retail - 6.4%
		1011778 BC ULC / New Red Finance, Inc.
	2,055,000	3.50%, 02/15/2029(1)(6)	2,039,587
	225,000	3.88%, 01/15/2028(1)	226,688
	1,190,000	4.00%, 10/15/2030(1)	1,182,562
	1,210,000	4.38%, 01/15/2028(1)	1,225,125
	1,846,000	5.00%, 10/15/2025(1)	1,892,888
		Asbury Automotive Group, Inc.
	104,000	4.50%, 03/01/2028(1)	105,820
	107,000	4.75%, 03/01/2030(1)	110,478
EUR	1,516,000	eG Global Finance plc 6.25%, 10/30/2025(2)	1,676,270
	$700,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	710,500
	680,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(1)	680,850
		KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
	820,000	4.75%, 06/01/2027(1)	848,589
	1,000,000	5.25%, 06/01/2026(1)	1,033,325
		L Brands, Inc.
	135,000	5.25%, 02/01/2028	132,975
	1,275,000	6.63%, 10/01/2030(1)	1,338,750
	910,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	957,866
	189,355	Party City Holdings, Inc. 5.75%, 07/15/2025, 6 mo. USD LIBOR + 5.000%(1)(7)	132,549
	610,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	623,591
	2,093,000	Specialty Building Products Holdings LLC / SBP Finance Corp.6.38%, 09/30/2026(1)	2,134,860

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Retail - 6.4% - (continued)
	$3,600,000	Staples, Inc. 7.50%, 04/15/2026(1)	$3,366,000
	2,360,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,478,000
	435,000	Yum! Brands, Inc. 4.75%, 01/15/2030(1)	467,625

			23,364,898

		Semiconductors - 1.8%
	1,775,000	Entegris, Inc. 4.63%, 02/10/2026(1)	1,823,812
		Qorvo, Inc.
	1,365,000	3.38%, 04/01/2031(1)	1,382,063
	1,355,000	4.38%, 10/15/2029	1,452,723
		Sensata Technologies B.V.
	1,005,000	5.00%, 10/01/2025(1)	1,097,103
	770,000	5.63%, 11/01/2024(1)	844,844

			6,600,545

		Software - 3.3%
	1,000,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	1,012,500
	575,000	BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, 01/31/2026(1)	582,188
	775,000	CDK Global, Inc.5.25%, 05/15/2029(1)	831,343
		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
	1,150,000	5.75%, 03/01/2025(1)	1,149,505
	885,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	927,037
	2,175,000	MSCI, Inc. 4.00%, 11/15/2029(1)	2,269,960
	1,210,000	Open Text Corp. 3.88%, 02/15/2028(1)	1,229,094
	1,030,000	Open Text Holdings, Inc. 4.13%, 02/15/2030(1)	1,068,625
		PTC, Inc.
	240,000	3.63%, 02/15/2025(1)	244,350
	265,000	4.00%, 02/15/2028(1)	273,944
	2,290,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,433,881

			12,022,427

		Telecommunications - 3.7%
EUR	835,000	Altice France Holding S.A. 8.00%, 05/15/2027(1)	1,018,676
		Altice France S.A.
	$640,000	5.50%, 01/15/2028(1)	648,400
	2,330,000	7.38%, 05/01/2026(1)	2,431,821
	2,215,000	8.13%, 02/01/2027(1)	2,408,812
	1,250,000	Embarq Corp. 8.00%, 06/01/2036	1,465,625
		Frontier Communications Corp.
	1,085,000	5.88%, 10/15/2027(1)	1,112,016
	1,275,000	6.88%, 01/15/2025(8)	496,453
	775,000	10.50%, 09/15/2022(8)	317,750
		Sprint Corp.
	1,174,000	7.13%, 06/15/2024	1,350,335
	10,000	7.63%, 02/15/2025	11,800
	550,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	693,908
	1,350,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	1,350,000

			13,305,596

		Toys/Games/Hobbies - 0.7%
		Mattel, Inc.
	695,000	5.88%, 12/15/2027(1)	755,256
	1,640,000	6.75%, 12/31/2025(1)	1,724,870

			2,480,126

		Trucking & Leasing - 0.2%
		Avolon Holdings Funding Ltd.
	440,000	3.95%, 07/01/2024(1)	431,424

The accompanying notes are an integral part of these financial statements.

73

The Hartford High Yield Fund
Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.0% - (continued)
		Trucking & Leasing - 0.2% - (continued)
	$180,000	4.38%, 05/01/2026(1)	$174,582
	200,000	Fly Leasing Ltd. 6.38%, 10/15/2021	198,696

			804,702

		Total Corporate Bonds (cost $321,470,133)	$326,183,214

SENIOR FLOATING RATE INTERESTS - 0.8%(9)
		Software - 0.8%
	2,825,800	Dun & Bradstreet Corp. 3.91%, 02/08/2026, 1 mo. USD LIBOR + 4.000%	2,779,287

		Total Senior Floating Rate Interests (cost $2,807,936)	$2,779,287

CONVERTIBLE BONDS - 3.3%
		Commercial Services - 0.3%
EUR	900,000	Nexi S.p.A. 1.75%, 04/24/2027(2)	1,178,171

		Engineering & Construction - 0.4%
	600,000	Cellnex Telecom S.A. 1.50%, 01/16/2026(2)	1,277,724

		Entertainment - 0.2%
	$1,017,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(1)	877,834

		Healthcare - Products - 0.5%
	687,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025(1)	626,888
	1,325,000	NuVasive, Inc. 0.38%, 03/15/2025(1)	1,136,187

			1,763,075

		Machinery - Diversified - 0.2%
	693,000	Middleby Corp. 1.00%, 09/01/2025(1)	711,191

		Media - 0.4%
	1,360,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	1,322,600

		Oil & Gas - 0.3%
	1,025,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025(1)	1,092,018

		Semiconductors - 0.3%
	650,000	Microchip Technology, Inc. 2.25%, 02/15/2037	988,358

		Software - 0.7%
	1,258,000	Western Digital Corp. 1.50%, 02/01/2024	1,200,676
	920,000	Workday, Inc. 0.25%, 10/01/2022	1,383,098

			2,583,774

		Total Convertible Bonds (cost $11,534,804)	$11,794,745

COMMON STOCKS - 0.3%
		Consumer Services - 0.2%
	16,558	Caesars Entertainment, Inc.*	742,129

		Energy - 0.1%
	2,140	Foresight Energy LLC*(10)(11)	16,979
	104,555,002	KCA Deutag*(10)(11)(13)	241,313

			258,292

		Total Common Stocks (cost $2,040,756)	$1,000,421

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.3% - (continued)
ESCROWS - 0.7%(12)
	Media - 0.7%
$2,560,000	Nexstar Broadcasting, Inc.*(1)	$2,668,800

	Total Escrows (cost $2,623,614)	$2,668,800

	Total Long-Term Investments (cost $340,477,243)	$344,426,467

SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 2.5%
9,299,419	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $9,299,466; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $9,485,429	9,299,419

	Total Short-Term Investments (cost $9,299,419)	$9,299,419

Total Investments (cost $349,776,662)	97.6%	$353,725,886
Other Assets and Liabilities	2.4%	8,563,309

Total Net Assets	100.0%	$362,289,195

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $214,030,876, representing 59.1% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $22,076,961, representing 6.1% of net assets.

(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

The accompanying notes are an integral part of these financial statements.

74

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2020

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,950,000 at October 31, 2020.

(7)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(10)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $258,292, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(11)	Investment valued using significant unobservable inputs.

(12)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $241,313 or 0.1% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
03/2011	KCA Deutag	104,555,002	$1,416,929	$241,313

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
22,781,935	USD	19,235,000	EUR	CBK	11/30/2020	$365,224	$(144)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$326,183,214	$—	$326,183,214	$—
Senior Floating Rate Interests	2,779,287	—	2,779,287	—
Convertible Bonds	11,794,745	—	11,794,745	—
Common Stocks
Consumer Services	742,129	742,129	—	—
Energy	258,292	—	—	258,292
Escrows	2,668,800	—	2,668,800	—
Short-Term Investments	9,299,419	—	9,299,419	—
Foreign Currency Contracts(2)	365,224	—	365,224	—

Total	$354,091,110	$742,129	$353,090,689	$258,292

Liabilities
Foreign Currency Contracts(2)	$(144)	$—	$(144)	$—

Total	$(144)	$—	$(144)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

75

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.6%
	Asset-Backed - Automobile - 0.1%
$570,000	Traingle Re Ltd. 3.15%, 10/25/2030, 1 mo. USD LIBOR + 3.000%(1)(2)	$569,919

	Asset-Backed - Finance & Insurance - 0.4%
241,848	Aaset Trust 3.35%, 01/16/2040(1)	223,131
1,360,000	HSI Asset Securitization Corp. Trust 0.42%, 02/25/2036, 1 mo. USD LIBOR + 0.270%(2)	1,314,126
235,607	Pretium Mortgage Credit Partners LLC 3.72%, 02/27/2060(1)(3)	235,608

		1,772,865

	Asset-Backed - Home Equity - 0.1%
642,533	GSAA Home Equity Trust 5.99%, 06/25/2036(4)	259,815
708,169	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	430,527

		690,342

	Commercial Mortgage-Backed Securities - 0.4%
343,030	Chase Mortgage Finance Trust 3.71%, 12/25/2035(4)	334,384
1,753,601	DBJPM Mortgage Trust 1.71%, 09/15/2053(4)(5)	196,037
1,342,736	Stanwich Mortgage Loan Trust 3.48%, 11/16/2024(1)(3)	1,340,582
5,857,488	Wells Fargo N.A. 0.90%, 05/15/2062(4)(5)	370,492

		2,241,495

	Other Asset-Backed Securities - 0.6%
278,662	CF Hippolyta LLC 1.99%, 07/15/2060(1)	280,900
1,263,833	Legacy Mortgage Asset Trust 4.00%, 01/25/2059(1)(3)	1,284,971
	VOLT LXXXIV LLC
303,228	3.23%, 01/25/2050(1)(3)	303,864
1,006,829	3.43%, 12/27/2049(1)(3)	1,008,752

		2,878,487

	Whole Loan Collateral CMO - 2.0%
355,096	Adjustable Rate Mortgage Trust 0.69%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	350,623
680,619	Banc of America Funding Trust 6.05%, 10/25/2036(3)	663,241
130,959	Bear Stearns Adjustable Rate Mortgage Trust 2.41%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	132,266
6,391,679	Benchmark Mortgage Trust 1.23%, 03/15/2062(4)(5)	508,299
	Connecticut Avenue Securities Trust
1,060,789	2.25%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	1,051,384
903,164	2.30%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	897,138
884,652	2.45%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	879,096
331,974	Deutsche Alt-A Securities Mortgage Loan Trust 0.30%, 12/25/2036, 1 mo. USD LIBOR + 0.150%(2)	299,868
	Fannie Mae Connecticut Avenue Securities
829,576	3.15%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	735,408
190,628	5.05%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	197,557
95,658	5.85%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	101,277
64,959	6.15%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	68,349

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.6% - (continued)
	Whole Loan Collateral CMO - 2.0% - (continued)
$163,263	GreenPoint Mortgage Funding Trust 2.28%, 10/25/2045, 12 mo. USD MTA + 1.400%(2)	$134,293
341,368	GSR Mortgage Loan Trust 3.05%, 10/25/2035(4)	251,834
426,469	HarborView Mortgage Loan Trust 0.34%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	387,688
1,817,427	IndyMac Index Mortgage Loan Trust 0.44%, 01/25/2036, 1 mo. USD LIBOR + 0.290%(2)	1,455,687
562,884	JP Morgan Mortgage Trust 3.46%, 01/25/2037(4)	519,899
	MASTR Adjustable Rate Mortgages Trust
912,606	0.39%, 05/25/2037, 1 mo. USD LIBOR + 0.240%(2)	534,320
5,541	3.19%, 11/21/2034(4)	5,625
	Residential Funding Mortgage Securities, Inc.
124,357	4.22%, 02/25/2036(4)	112,650
262,054	6.00%, 07/25/2037	245,024
371,822	Structured Adjustable Rate Mortgage Loan Trust 3.64%, 06/25/2035(4)	318,795
355,657	WaMu Mortgage Pass-Through Certificates Trust 0.57%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(2)	343,430
543,851	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.71%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	477,794

		10,671,545

	Total Asset & Commercial Mortgage-Backed Securities (cost $18,885,830)	$18,824,653

CORPORATE BONDS - 1.8%
	Aerospace/Defense - 0.5%
2,375,000	Boeing Co. 5.04%, 05/01/2027	2,609,770

	Airlines - 0.1%
745,000	JetBlue Airways Corp. 4.00%, 05/15/2034	767,298

	Investment Company Security - 0.0%
97,734	FinCo LLC 2.65%, 06/27/2025, 1 mo. USD LIBOR	95,841

	IT Services - 0.1%
314,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	318,710

	Machinery - Diversified - 0.0%
220,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	234,361

	Office/Business Equipment - 0.1%
275,000	CDW LLC / CDW Finance Corp. 3.25%, 02/15/2029	274,656

	Oil & Gas - 0.3%
90,000	Diamondback Energy, Inc. 4.75%, 05/31/2025	98,204
480,000	Matador Resources Co. 5.88%, 09/15/2026(6)	386,400
930,000	PDC Energy, Inc. 6.13%, 09/15/2024	904,425

		1,389,029

	Pipelines - 0.5%
1,670,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.38%, 09/15/2024	1,561,784
785,000	Gray Oak Pipeline LLC 3.45%, 10/15/2027(1)	795,924

		2,357,708

The accompanying notes are an integral part of these financial statements.

76

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 1.8% - (continued)
		Retail - 0.0%
	$85,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	$86,275
	70,000	William Carter Co. 5.63%, 03/15/2027(1)	73,456

			159,731

		Software - 0.1%
	130,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	131,625
	490,000	MSCI, Inc. 3.88%, 02/15/2031(1)	512,050

			643,675

		Telecommunications - 0.1%
EUR	250,000	Lorca Finco plc 0.00%, 09/17/2027, 3 mo. EURIBOR + 4.250%	290,071

		Total Corporate Bonds (cost $8,167,334)	$9,140,850

FOREIGN GOVERNMENT OBLIGATIONS - 6.8%
		Argentina - 0.1%
ARS	24,837,856	Argentina Treasury Bond 1.20%, 03/18/2022(7)	292,007

		Azerbaijan - 0.2%
	$1,170,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(8)	1,238,223

		Bermuda - 0.1%
	330,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	338,663

		Brazil - 0.5%
BRL	13,242,860	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2022(7)	2,551,392

		Colombia - 0.3%
COP	5,420,557,476	Colombian TES 4.75%, 02/23/2023(7)	1,528,795

		Indonesia - 1.4%
		Indonesia Government International Bond
EUR	100,000	2.15%, 07/18/2024(8)	122,725
	195,000	2.63%, 06/14/2023(8)	239,607
IDR	103,364,000,000	Indonesia Treasury Bond 7.00%, 09/15/2030	7,269,051

			7,631,383

		Japan - 1.2%
JPY	668,107,076	Japanese Government CPI Linked Bond 0.20%, 03/10/2030(7)	6,452,295

		Macedonia - 0.3%
EUR	1,085,000	North Macedonia Government International Bond 3.68%, 06/03/2026(1)	1,373,418

		Mexico - 0.8%
MXN	50,709,100	Mexican Bonos 8.00%, 11/07/2047	2,601,855
	$1,360,000	Mexico Government International Bond 4.50%, 04/22/2029	1,542,240

			4,144,095

		Romania - 0.4%
		Romanian Government International Bond
EUR	1,034,000	2.12%, 07/16/2031(8)	1,219,301
	716,000	3.62%, 05/26/2030(1)	955,971

			2,175,272

		Russia - 1.3%
		Russian Federal Inflation Linked Bond - OFZ
RUB	247,569,424	2.50%, 08/16/2023(7)	3,143,709
	293,672,750	2.50%, 02/02/2028(7)	3,683,905

			6,827,614

		South Africa - 0.2%
ZAR	22,827,004	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(7)	1,052,928

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 6.8% - (continued)
		South Africa - 0.2% - (continued)

		Total Foreign Government Obligations (cost $38,767,622)	$35,606,085

SENIOR FLOATING RATE INTERESTS - 7.3%(9)
		Advertising - 0.1%
	$222,750	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$202,384
	119,100	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	115,751

			318,135

		Aerospace/Defense - 0.1%
	100,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	$99,750
	580,532	TransDigm, Inc. 2.40%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	545,264

			645,014

		Airlines - 0.1%
	98,750	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	98,195
	180,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	182,666
	245,000	SkyMiles IP Ltd. 4.75%, 1/20/2027, 1 mo. USD LIBOR + 3.750%	243,826
	99,250	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	86,937

			611,624

		Asset-Backed - Finance & Insurance - 0.0%
	115,000	PAI Holdco, Inc. 0.00%, 10/28/2027(10)	114,066

		Auto Manufacturers - 0.0%
	102,113	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	100,964

		Auto Parts & Equipment - 0.2%
	208,121	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	204,895
	175,843	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	172,052
	129,188	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%	127,896
	100,000	GT Polaris, Inc. 5.00%, 08/04/2027, 1 mo. USD LIBOR + 4.000%	98,375
	194,795	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	188,902

			792,120

		Beverages - 0.1%
EUR	490,000	Sunshine Investments B.V. 0.00%, 03/28/2025(10)	563,830

		Chemicals - 0.3%
	$197,344	Axalta Coating Systems U.S. Holdings, Inc. 1.97%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	191,177
EUR	97,643	CeramTec AcquiCo GmbH 2.75%, 03/07/2025, 3 mo. EURIBOR + 2.750%	108,097
	$114,298	CMC Materials, Inc. 2.19%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	112,583
	98,257	Element Solutions, Inc. 2.15%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	95,986

The accompanying notes are an integral part of these financial statements.

77

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
		Chemicals - 0.3% - (continued)
	$287,833	Minerals Technologies, Inc. 3.00%, 02/14/2024, 3 mo. USD LIBOR + 2.250%	$284,955
	305,841	Tronox Finance LLC 3.14%, 09/23/2024, 3 mo. USD LIBOR + 3.000%	299,125
		Univar Solutions USA, Inc.
	99,250	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	96,417
	65,933	2.40%, 07/01/2024, 3 mo. USD LIBOR + 2.500%	64,512
		WR Grace & Co.
	86,653	1.97%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	84,486
	50,547	1.97%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	49,284

			1,386,622

		Commercial Services - 0.9%
	193,000	AlixPartners LLP2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	186,969
	199,500	Amentum Government Services Holdings LLC 3.65%, 02/01/2027, 1 mo. USD LIBOR + 3.500%	191,021
	198,749	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	192,786
EUR	290,000	Boels Topholding B.V. 4.00%, 01/14/2027, 3 mo. EURIBOR + 4.000%	328,197
	$198,982	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	195,168
	99,750	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	98,046
	459,929	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	453,835
	99,000	KAR Auction Services, Inc. 2.44%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	94,793
	239,497	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	236,161
EUR	97,014	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	109,974
	$138,377	Quikrete Holdings, Inc. 2.65%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	135,506
	298,481	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	293,678
	193,776	Russell Investments U.S. Inst’l Holdco, Inc. 3.75%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	191,960
	359,760	Trans Union LLC1.90%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	350,392
	475,300	United Rentals, Inc. 1.90%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	472,586
EUR	430,000	Verisure Holding AB 4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%	498,296
	$290,882	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	290,010
	474,167	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	456,385

			4,775,763

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
	Construction Materials - 0.0%
$147,375	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	$143,714
97,750	Hamilton Holdco LLC2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	94,818

		238,532

	Distribution/Wholesale - 0.1%
483,120	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	468,399

	Diversified Financial Services - 0.1%
320,991	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	300,679
350,000	Delos Finance S.a.r.l. 1.97%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	338,114
78,807	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	77,099

		715,892

	Electrical Components & Equipment - 0.1%
670,000	Virgin Media Bristol LLC2.65%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	646,135

	Engineering & Construction - 0.0%
217,688	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	202,177

	Entertainment - 0.2%
105,246	Crown Finance U.S., Inc. 2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	58,526
200,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	191,500
396,731	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	382,278
194,937	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	194,804
250,000	Scientific Games International, Inc. 0.00%, 08/14/2024, 1 mo. USD LIBOR + 2.750%(10)	232,110
142,100	Wyndham Hotels & Resorts, Inc. 1.90%, 05/30/2025, 3 mo. USD LIBOR + 1.750%	134,935

		1,194,153

	Environmental Control - 0.0%
145,125	Clean Harbors, Inc. 1.90%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	144,508

	Food - 0.1%
82,583	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	81,985
159,600	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	153,390
213,347	U.S. Foods, Inc. 2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	202,281

		437,656

	Food Service - 0.1%
317,766	Aramark Services, Inc. 1.90%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	302,602

	Gas - 0.0%
98,500	Messer Industries USA, Inc. 2.72%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	95,809

The accompanying notes are an integral part of these financial statements.

78

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
		Hand/Machine Tools - 0.1%
	$270,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(10)	$265,804

		Healthcare - Products - 0.1%
	385,000	Avantor Funding, Inc. 0.00%, 10/29/2027(10)	381,150

		Healthcare - Services - 0.3%
EUR	510,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	586,547
	$98,500	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	97,884
	132,425	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	129,445
EUR	161,288	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	185,563
	$248,688	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	246,624
	245,293	Universal Health Services, Inc. 1.90%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	244,066

			1,490,129

		Household Products - 0.1%
	190,919	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	187,042
	150,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(10)	148,407

			335,449

		Insurance - 0.4%
	124,375	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	119,644
	99,491	Alliant Holdings Intermediate LLC 2.90%, 05/09/2025, 1 mo. USD LIBOR + 3.000%	95,670
	664,337	Asurion LLC 3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	651,469
	100,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026(10)	98,792
	309,654	Hub International Ltd. 3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	297,357
	100,000	Hyperion Insurance Group Ltd. 0.00%, 10/22/2027(10)	99,500
	100,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	99,125
		Sedgwick Claims Management Services, Inc.
	176,850	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	169,456
	148,125	4.15%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	143,705
	99,750	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	98,420
	242,500	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	233,355

			2,106,493

		Internet - 0.0%
	99,750	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	97,943

		IT Services - 0.1%
		Science Applications International Corp.
	245,000	2.02%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	239,436

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
		IT Services - 0.1% - (continued)
	$77,067	2.40%, 03/12/2027, 1 mo. USD LIBOR + 2.250%	$76,055
	247,012	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	238,552

			554,043

		Leisure Time - 0.1%
	245,000	Caesars Resort Collection LLC 4.65%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	236,961
	224,438	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	225,784
	246,075	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	237,155

			699,900

		Lodging - 0.2%
	460,254	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	446,589
	432,919	Caesars Resort Collection LLC 2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	404,901
	149,022	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	142,439

			993,929

		Machinery - Construction & Mining - 0.0%
		Pro Mach Group, Inc.
	26,008	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(11)	26,268
	78,795	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%	75,643

			101,911

		Machinery - Diversified - 0.1%
	$120,000	Filtration Group Corporation 0.00%, 03/29/2025(10)	118,300
	99,750	Gardner Denver, Inc. 2.90%, 03/01/2027, 1 mo. USD LIBOR + 2.750%	98,348
EUR	100,000	Vertical Midco GmbH 4.25%, 07/30/2027, 3 mo. EURIBOR + 4.250%	115,894
	$440,000	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	433,127

			765,669

		Media - 0.7%
		Adevinta ASA
EUR	130,000	0.00%, 10/23/2027(10)	151,094
	$100,000	0.00%, 10/23/2027(10)	99,250
	175,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(10)	173,250
	116,400	Altice Financing S.A. 2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	110,677
	195,244	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	149,020
	386,923	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	376,646
	477,984	CSC Holdings LLC 2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	460,728
	239,400	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	235,110
	311,432	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	302,790

The accompanying notes are an integral part of these financial statements.

79

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
		Media - 0.7% - (continued)
	$222,066	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	$219,487
	197,437	NASCAR Holdings, Inc. 2.90%, 10/19/2026, 3 mo. USD LIBOR + 2.750%	191,867
	158,503	Nexstar Broadcasting, Inc. 2.90%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	154,224
	99,500	Nielsen Finance LLC 4.75%, 06/04/2025, 1 mo. USD LIBOR + 3.750%	99,102
EUR	199,249	Nielsen Holding & Finance B.V. 3.75%, 06/04/2025, 3 mo. EURIBOR + 3.750%	231,765
		UPC Broadband Holding B.V.
	210,000	0.00%, 01/31/2029(10)	241,184
	$465,000	0.00%, 01/31/2029(10)	452,794
EUR	170,000	Virgin Media Bristol LLC 0.00%, 01/31/2029(10)	195,185

			3,844,173

		Metal Fabricate/Hardware - 0.1%
	$244,388	Cardtronics USA, Inc. 5.00%, 06/29/2027, 1 mo. USD LIBOR + 4.000%	243,471
	153,575	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	150,196

			393,667

		Miscellaneous Manufacturing - 0.1%
	324,165	Core & Main L.P. 3.75%, 08/01/2024, 3 mo. USD LIBOR + 3.000%	313,428
	104,959	H.B. Fuller Co. 2.15%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	102,992
	278,600	Ingersoll-Rand Services Co. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	268,849

			685,269

		Oil & Gas Services - 0.1%
	99,500	Buckeye Partners L.P. 2.90%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	97,492
	375,250	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	371,498

			468,990

		Packaging & Containers - 0.2%
	200,000	Berlin Packaging LLC 0.00%, 11/07/2025, 3 mo. USD LIBOR + 3.000%(10)	191,500
	297,500	Berry Global, Inc. 2.15%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	289,767
	140,287	Flex Acquisition Co., Inc. 4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	136,579
	260,704	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	255,526

			873,372

		Pharmaceuticals - 0.5%
	160,000	Bausch Health Americas, Inc. 2.90%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	156,067
	177,163	3.15%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	172,809
	470,704	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	458,880

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
	Pharmaceuticals - 0.5% - (continued)
$429,708	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	$419,949
357,975	Endo International plc 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	339,181
266,679	IQVIA, Inc. 1.90%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	262,900
190,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	186,517
	Pathway Vet Alliance LLC
18,791	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(11)	18,345
230,053	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	224,589
163,763	Sunshine Luxembourg S.a.r.l. 5.25%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	161,947

		2,401,184

	Pipelines - 0.1%
180,802	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	165,660
98,750	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	89,431
102,900	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	95,980

		351,071

	Real Estate - 0.2%
426,403	KFC Holding Co. 1.90%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	415,513
419,545	VICI Properties LLC 1.90%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	402,239

		817,752

	Retail - 0.4%
459,159	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	439,838
194,000	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	193,212
198,980	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	192,358
273,573	Coty, Inc. 2.39%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	238,865
376,801	Harbor Freight Tools USA, Inc. 0.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	370,719
245,000	Les Schwab Tire Centers 0.00%, 10/28/2027(10)	242,550
306,539	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	299,795
123,100	PetSmart, Inc. 4.50%, 03/11/2022, 1 mo. USD LIBOR +3.500%	121,630
126,770	Staples, Inc. 5.25%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	116,027

		2,214,994

	Semiconductors - 0.0%
56,188	Entegris, Inc. 2.15%, 11/06/2025, 3 mo. USD LIBOR + 2.000%	56,029

The accompanying notes are an integral part of these financial statements.

80

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 7.3%(9) - (continued)
	Semiconductors - 0.0% - (continued)
$71,111	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	$70,252
101,231	ON Semiconductor Corp. 2.15%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	98,882

		225,163

	Software - 0.5%
223,875	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	220,190
136,077	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	135,431
151,973	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	143,192
216,681	Go Daddy Operating Co. LLC 1.90%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	211,292
300,000	Hyland Software, Inc. 0.00%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(10)	295,287
17,882	MA FinanceCo. LLC 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	16,809
120,758	Seattle Spinco, Inc. 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	113,513
393,138	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	381,675
	Ultimate Software Group, Inc.
397,492	3.90%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	390,095
270,000	4.75%, 05/04/2026, 1 mo. USD LIBOR + 4.000%	268,145
203,175	Verint Systems, Inc. 2.14%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	200,127
248,125	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	246,309

		2,622,065

	Telecommunications - 0.3%
491,802	Altice France S.A. 3.84%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	474,776
147,140	Ciena Corp. 4.00%, 09/26/2025, 1 mo. USD LIBOR + 1.750%	146,515
100,000	Consolidated Communications, Inc. 0.00%, 10/02/2027(10)	99,000
100,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	99,875
252,996	Level 3 Financing, Inc. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	243,761
223,485	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	217,688
225,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	217,084

		1,498,699

	Transportation - 0.1%
497,500	Genesee & Wyoming, Inc. 2.22%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	486,396

	Total Senior Floating Rate Interests (cost $39,024,846)	$38,429,216

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 4.4%
	Mortgage-Backed Agencies - 4.4%
	FHLMC - 1.1%
$5,233,752	1.12%, 06/25/2030(4)(5)	$481,654
1,127,401	2.20%, 04/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	1,108,120
1,011,736	2.20%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	991,369
1,111,217	2.50%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(2)	1,091,629
1,148,269	2.80%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(2)	1,136,952
826,268	4.40%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	757,747

		5,567,471

	FNMA - 0.1%
$704,314	2.55%, 04/25/2031, 1 mo. USD LIBOR + 2.400%(1)(2)	$700,407

	UMBS - 3.2%
$8,250,000	2.00%, 11/15/2050(12)	$8,509,424
8,100,000	2.00%, 12/14/2050(12)	8,336,672

		16,846,096

	Total U.S. Government Agencies (cost $23,235,522)	$23,113,974

U.S. GOVERNMENT SECURITIES - 74.7%
	U.S. Treasury Securities - 74.7%
	U.S. Treasury Bonds - 1.0%
$922,171	1.00%, 02/15/2048(7)	$1,241,821
3,330,000	2.88%, 08/15/2045	4,251,343
2,638,397	U.S. Treasury Inflation Protected Security 0.25%, 02/15/2050(7)	3,028,351

		8,521,515

	U.S. Treasury Notes - 73.1%
60,254,875	0.13%, 04/15/2021(7)(13)(14)(15)	60,197,210
59,697,704	0.13%, 07/15/2026(7)	64,265,977
17,135,753	0.13%, 07/15/2030(7)	18,809,167
29,855,748	0.25%, 07/15/2029(7)	33,032,586
17,122,789	0.38%, 01/15/2027(7)	18,692,601
120,759,864	0.63%, 01/15/2026(7)(15)	132,116,481
47,649,592	0.88%, 01/15/2029(7)	54,912,432
500,000	1.13%, 02/28/2022(13)	506,504

		382,532,958

	Total U.S. Government Securities (cost $373,607,095)	$391,054,473

	Total Long-Term Investments (cost $501,688,249)	$516,169,251

SHORT-TERM INVESTMENTS - 3.0%
	Repurchase Agreements - 3.0%
15,746,853	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $15,746,932; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $16,061,835	15,746,853

	Securities Lending Collateral - 0.0%
114,312	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01% 0.02%, 11/02/2020(16)	114,312

The accompanying notes are an integral part of these financial statements.

81

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.0% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
$116	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.02% 0.03%, 11/02/2020(16)	$116

		114,428

	Total Short-Term Investments (cost $15,861,281)	$15,861,281

Total Investments Excluding Purchased Options (cost $517,549,530)	101.6%	$532,030,532

Total Purchased Options (cost $72,770)	0.0%	$47

Total Investments (cost $517,622,300)	101.6%	$532,030,579
Other Assets and Liabilities	(1.6)%	(8,253,442)

Total Net Assets	100.0%	$523,777,137

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $17,689,914, representing 3.4% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Securities disclosed are interest-only strips.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $2,819,856, representing 0.5% of net assets.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $44,613, which rounds to 0.0% of total net assets.

(12)	Represents or includes a TBA transaction.

(13)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $1,105,930.

(14)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2020, the market value of securities pledged was $2,597,512.

(15)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2020, the market value of securities pledged was $797,297.

(16)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

82

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 11/23/2020	BOA	1.70%	Receive	11/23/2020	USD	2,905,000	2,905,000	$47	$72,770	$(72,723)

Total purchased OTC swaption contracts								$47	$72,770	$(72,723)

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	7	12/15/2020	$735,655	$9,939
U.S. Treasury 2-Year Note Future	39	12/31/2020	8,612,906	(985)
U.S. Treasury 10-Year Note Future	569	12/21/2020	78,646,469	(530,868)
U.S. Treasury Long Bond Future	12	12/21/2020	2,069,625	(40,522)

Total				$(562,436)

Short position contracts:
Euro-BUND Future	44	12/08/2020	$9,026,737	$(49,007)
Euro-OAT Future	15	12/08/2020	2,971,779	(38,653)
U.S. Treasury 5-Year Note Future	182	12/31/2020	22,859,485	54,106
U.S. Treasury 10-Year Ultra Future	172	12/21/2020	27,052,375	345,740
U.S. Treasury Ultra Bond Future	21	12/21/2020	4,515,000	176,027

Total				$488,213

Total futures contracts				$(74,223)

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.34.V7	GSC	USD	11,095,200	5.00%	06/20/2023	Quarterly	$—	$(345,885)	$391,425	$737,310

Total OTC credit default swap contracts							$—	$(345,885)	$391,425	$737,310

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.IG.34.V1	USD	41,620,000	1.00%	06/20/2025	Quarterly	$226,840	$221,348	$(5,492)

Total centrally cleared credit default swap contracts						$226,840	$221,348	$(5,492)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Interest Rate Swap Contracts Outstanding at October 31, 2020
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	2.00% Fixed	CPURNSA	USD	7,810,000	01/15/2022	At Maturity	$—	$—	$(172,483)	$(172,483)
BCLY	2.29% Fixed	CPURNSA	USD	25,572,000	01/15/2022	At Maturity	—	—	(736,576)	(736,576)
BOA	1.24% Fixed	CPURNSA	USD	6,050,000	01/15/2029	At Maturity	—	—	342,670	342,670
BOA	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/2024	At Maturity	—	—	(270,671)	(270,671)
CBK	0.00% Fixed	CPURNSA	USD	46,000,000	04/15/2021	Annual	—	—	797,155	797,155

Total OTC interest rate swap contracts							$—	$—	$(39,905)	$(39,905)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
0.93% Fixed	12 Mo. Federal Funds Rate	USD	13,439,000	08/22/2024	Annual	$—	$—	$(462,215)	$(462,215)
1.03% Fixed	12 Mo. Federal Funds Rate	USD	9,012,000	09/06/2026	Annual	—	—	(395,319)	(395,319)
1.00% Fixed	12 Mo. Federal Funds Rate	USD	3,322,000	09/29/2026	Annual	59,530	—	(137,386)	(196,916)
0.38% Fixed	3 Mo. USD LIBOR	USD	7,135,000	12/16/2025	Semi-Annual	—	(6,418)	29,461	35,879
0.83% Fixed	3 Mo. USD LIBOR	USD	2,705,000	03/20/2030	Semi-Annual	—	—	(1,401)	(1,401)

Total centrally cleared interest rate swap contracts						$59,530	$(6,418)	$(966,860)	$ (1,019,972)

Bond Forward Contracts Outstanding at October 31, 2020
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2026(7)	USD	9,202,155	11/30/2020	$(37,454)
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2030(7)	USD	11,156,169	11/30/2020	(116,537)
MSC	U.S. Treasury Bonds, 0.63%, 01/15/2026(7)	USD	18,231,005	11/30/2020	(66,317)

Total bond forward contracts					$(220,308)

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,954,100,000	COP	1,308,825	USD	BCLY	11/30/2020	$—	$(30,702)
22,000	EUR	25,632	USD	CBK	11/30/2020	7	—
122,000	EUR	142,334	USD	SSG	11/30/2020	—	(153)
11,167,000	EUR	13,212,241	USD	BCLY	11/30/2020	—	(197,995)
754,800,000	JPY	7,196,522	USD	JPM	11/30/2020	15,471	—
56,320,000	MXN	2,677,544	USD	MSC	11/30/2020	—	(31,363)
175,410,000	RUB	2,285,353	USD	GSC	11/30/2020	—	(84,053)
2,637,977	USD	14,019,000	BRL	BNP	12/16/2020	199,299	—
1,506,944	USD	5,620,240,000	COP	GSC	12/16/2020	57,899	—
20,746,046	USD	17,509,000	EUR	CBK	11/30/2020	340,706	—
4,060,130	USD	59,594,583,000	IDR	BCLY	11/30/2020	—	(3,322)
2,640,039	USD	8,910,000	ILS	BOA	11/30/2020	28,040	—
6,454,941	USD	677,020,000	JPY	JPM	11/30/2020	—	(13,877)
4,338,764	USD	332,653,000	RUB	JPM	12/16/2020	172,823	—
1,117,544	USD	19,012,000	ZAR	BNP	12/15/2020	—	(44,433)

Total Foreign Currency Contracts						$814,245	$(405,898)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$18,824,653	$—	$18,824,653	$—
Corporate Bonds	9,140,850	—	9,140,850	—
Foreign Government Obligations	35,606,085	—	35,606,085	—
Senior Floating Rate Interests	38,429,216	—	38,429,216	—
U.S. Government Agencies	23,113,974	—	23,113,974	—
U.S. Government Securities	391,054,473	—	391,054,473	—
Short-Term Investments	15,861,281	114,428	15,746,853	—
Purchased Options	47	—	47	—
Foreign Currency Contracts(2)	814,245	—	814,245	—
Futures Contracts(2)	585,812	585,812	—	—
Swaps - Credit Default(2)	737,310	—	737,310	—
Swaps - Interest Rate(2)	1,175,704	—	1,175,704	—

Total	$535,343,650	$700,240	$534,643,410	$—

Liabilities
Bond Forward Contracts(2)	$(220,308)	$—	$(220,308)	$—
Foreign Currency Contracts(2)	(405,898)	—	(405,898)	—
Futures Contracts(2)	(660,035)	(660,035)	—	—
Swaps - Credit Default(2)	(5,492)	—	(5,492)	—
Swaps - Interest Rate(2)	(2,235,581)	—	(2,235,581)	—

Total	$(3,527,314)	$(660,035)	$(2,867,279)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

85

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8%
	Alabama - 2.3%
	Birmingham, AL, Airport Auth, (BAM Insured)
$500,000	5.00%, 07/01/2030	$644,595
300,000	5.00%, 07/01/2032	381,327
150,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2046	176,641
300,000	State of Alabama, Docks Department, (AGM Insured) 5.00%, 10/01/2024	348,219
335,000	State of Alabama, Troy University, (BAM Insured) 5.00%, 11/01/2023	377,344

		1,928,126

	Arizona - 1.1%
325,000	City of Phoenix, AZ, Civic Improvement Corp. 5.00%, 07/01/2031	389,639
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2042	118,746
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	267,164
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	109,579

		885,128

	California - 5.1%
50,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	57,530
50,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2030	66,081
	City of Los Angeles, CA, Department of Airports Rev
1,000,000	4.00%, 05/15/2040	1,156,660
100,000	5.00%, 05/15/2026	117,593
45,000	Elk Grove, CA, Finance Auth Special Tax, (BAM Insured) 5.00%, 09/01/2032	52,914
90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	102,786
200,000	Los Angeles, CA, Department of Water Rev 0.07%, 07/01/2035(2)	200,000
	Orange County, CA, Community Facs Dist Special Tax
100,000	5.00%, 08/15/2023	110,534
150,000	5.00%, 08/15/2033	172,205
100,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2043	112,912
100,000	San Bernardino City, CA, Unified School Dist, GO, (NATL Insured) 0.00%, 08/01/2027(3)	91,439
350,000	San Francisco, CA, City & County Airport Comm-San Francisco International Airport 5.00%, 05/01/2043	409,108
255,000	San Joaquin Hills, CA, Transportation Corridor Agency, (NATL Insured) 0.00%, 01/15/2025(3)	234,750
	State of California, GO
1,000,000	4.00%, 03/01/2036	1,194,740
140,000	4.00%, 11/01/2041	157,718

		4,236,970

	Colorado - 3.3%
	City & County of Denver, CO, Airport System Rev
300,000	5.00%, 12/01/2029	373,668
175,000	5.00%, 12/01/2036	236,906
200,000	Colorado Health Facs Auth Rev 4.00%, 12/01/2040	217,824
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2040	158,479
100,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	102,715
45,000	E-470 Public Highway, CO, Auth Rev 1.15%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(4)	45,039
	Park Creek, CO, Metropolitan Dist Rev
100,000	5.00%, 12/01/2023	113,080
120,000	5.00%, 12/01/2029	152,261
1,000,000	State of Colorado 5.00%, 12/15/2033	1,328,210

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Colorado - 3.3% - (continued)
$25,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2030	$29,126

		2,757,308

	Connecticut - 2.9%
200,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2048	232,918
	Connecticut State Health & Educational Facs Auth
190,000	5.00%, 07/01/2024	205,681
750,000	5.00%, 07/01/2040	922,545
60,000	5.00%, 07/01/2042	69,725
250,000	Hamden, CT, GO, (AGM Insured) 5.00%, 08/15/2025	291,832
50,000	Hartford, CT, GO, (AGM ST GTD Insured) 5.00%, 07/01/2027	58,906
170,000	State of Connecticut, GO 5.00%, 06/15/2026	203,300
250,000	State of Connecticut, Special Tax Rev 5.00%, 05/01/2033	320,897
100,000	Waterbury, CT, GO 5.00%, 11/15/2047	118,833

		2,424,637

	District of Columbia - 0.6%
150,000	Dist of Columbia Rev 5.00%, 07/01/2042	142,016
150,000	Dist of Columbia, GO 5.00%, 06/01/2032	173,163
175,000	Metropolitan Washington, DC, Airports Auth System Rev 5.00%, 10/01/2026	214,714

		529,893

	Florida - 4.9%
55,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	60,514
300,000	Broward County, FL, Port Facs Rev 5.00%, 09/01/2028	375,732
135,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2027	151,467
70,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	74,967
	City of Tampa, FL Rev
45,000	0.00%, 09/01/2036(3)	27,375
50,000	0.00%, 09/01/2038(3)	27,712
200,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2030	215,954
150,000	JEA, FL, Electric System Rev 5.00%, 10/01/2028	188,586
150,000	JEA, FL, Water & Sewer System Rev 5.00%, 10/01/2028	192,029
	Lee County, FL, Airport Rev
125,000	5.00%, 10/01/2032	145,956
100,000	5.00%, 10/01/2033	116,353
	Miami-Dade County, FL, Aviation Rev
15,000	5.00%, 10/01/2029	17,284
15,000	5.00%, 10/01/2031	17,155
20,000	5.00%, 10/01/2032	22,772
20,000	5.00%, 10/01/2033	22,702
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	71,977
	Orange County, FL, Convention Center/Orlando
500,000	5.00%, 10/01/2023	555,185
285,000	5.00%, 10/01/2024	326,776
125,000	5.00%, 10/01/2027	152,241
100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	110,467
355,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	354,769
265,000	Polk County, FL, Industrial Dev Auth 5.00%, 01/01/2029	290,400
200,000	Port St. Lucie, FL, Special Assessment 4.00%, 07/01/2027	234,240
60,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	71,804

The accompanying notes are an integral part of these financial statements.

86

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Florida - 4.9% - (continued)
$200,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	$186,710
70,000	Volusia County, FL, Educational Facs Auth 4.00%, 10/15/2035	80,343

		4,091,470

	Georgia - 2.5%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(2)	101,144
	Burke County, GA, Dev Auth Rev
280,000	1.50%, 01/01/2040(2)	283,203
165,000	2.25%, 10/01/2032(2)	170,831
70,000	2.35%, 10/01/2032(2)	70,129
125,000	3.00%, 11/01/2045(2)	130,592
25,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	26,232
	Main Street Natural Gas, Inc., GA
170,000	5.00%, 05/15/2032	206,970
315,000	5.50%, 09/15/2028	403,153
	Municipal Electric Auth, GA
135,000	5.00%, 01/01/2024	153,576
100,000	5.00%, 01/01/2028	121,346
235,000	5.00%, 01/01/2033	300,664
85,000	5.00%, 01/01/2056	100,461

		2,068,301

	Hawaii - 0.9%
	State of Hawaii Airports System Rev
500,000	4.00%, 07/01/2035	570,085
150,000	5.00%, 07/01/2031	181,979

		752,064

	Idaho - 0.3%
260,000	Idaho Health Facs Auth Rev 0.23%, 12/01/2048(2)	260,000

	Illinois - 13.5%
65,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(3)	62,883
100,000	Chicago, IL, Board of Education Rev 5.75%, 04/01/2035	114,829
	Chicago, IL, Board of Education, GO
150,000	5.00%, 12/01/2027	167,796
200,000	5.00%, 12/01/2046	211,016
200,000	5.25%, 12/01/2023	214,512
140,000	5.25%, 12/01/2039	147,265
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
235,000	5.00%, 12/01/2025	284,016
270,000	5.25%, 12/01/2032	374,663
	Chicago, IL, Midway International Airport Rev
100,000	5.00%, 01/01/2023	108,218
250,000	5.00%, 01/01/2041	269,675
	Chicago, IL, O’Hare International Airport
185,000	5.00%, 01/01/2031	236,308
420,000	5.00%, 01/01/2032	518,936
	Chicago, IL, Transit Auth, (AGM-CR Insured)
100,000	5.00%, 12/01/2044	112,767
175,000	5.00%, 12/01/2045	206,442
250,000	5.00%, 12/01/2046	288,362
160,000	5.25%, 12/01/2024	168,622
	City of Chicago, IL, GO
85,000	5.00%, 01/01/2022	87,197
250,000	5.00%, 01/01/2026	262,535
	City of Decatur, IL, GO, (AGM Insured)
110,000	5.00%, 03/01/2034	129,933
150,000	5.00%, 03/01/2035	176,846

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Illinois - 13.5% - (continued)
	Cook County, IL, Community High School Dist No. 212 Leyden, (BAM Insured)
$105,000	5.00%, 12/01/2027	$123,432
170,000	5.00%, 12/01/2030	199,092
105,000	Cook County, IL, GO 5.00%, 11/15/2028	105,274
	Illinois State Finance Auth Rev
45,000	5.00%, 09/01/2021	45,963
150,000	5.00%, 11/15/2030	171,966
115,000	5.00%, 08/15/2033	149,252
245,000	5.00%, 08/15/2035	275,919
150,000	5.00%, 10/01/2041	169,995
230,000	5.00%, 05/15/2050(2)	263,525
	Illinois State Toll Highway Auth, Taxable Rev
300,000	5.00%, 01/01/2030	395,991
100,000	5.00%, 01/01/2031	127,535
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	169,530
	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured)
75,000	5.00%, 12/01/2025	90,271
130,000	5.00%, 12/01/2026	160,107
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 5.00%, 01/01/2023	109,731
935,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured) 5.00%, 02/01/2025	1,087,330
	Metropolitan Pier & Exposition Auth, IL
105,000	0.00%, 12/15/2042(5)	70,589
200,000	5.00%, 12/15/2045	220,418
	Railsplitter, IL, Tobacco Settlement Auth
200,000	5.00%, 06/01/2023	222,410
70,000	5.00%, 06/01/2027	84,593
	Regional Transportation, IL, Auth Rev
80,000	5.00%, 06/01/2026	91,254
125,000	6.25%, 07/01/2022	136,261
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2029	179,862
1,000,000	Sales Tax Securitization Corp., IL Rev, (BAM Insured) 5.00%, 01/01/2037	1,197,230
	State of Illinois, GO
225,000	5.00%, 11/01/2021	230,087
400,000	5.00%, 11/01/2026	432,048
50,000	5.00%, 02/01/2027	54,672
150,000	5.00%, 11/01/2028	161,525
250,000	5.00%, 05/01/2029	261,390
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	98,816

		11,228,889

	Indiana - 0.6%
83,695	City of Evansville, IN, (FNMA Insured) 3.00%, 06/01/2034	87,844
275,000	Indiana Housing & Community Dev Auth Rev, (GNMA Insured) 3.25%, 07/01/2049	298,842
115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033	142,284

		528,970

	Iowa - 0.1%
45,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	45,183

	Kentucky - 0.4%
225,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2035	258,082
90,000	Kentucky Economic Dev Finance Auth, (AGM Insured) 5.00%, 12/01/2047	95,060

		353,142

The accompanying notes are an integral part of these financial statements.

87

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Louisiana - 2.3%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
$100,000	5.75%, 11/15/2030	$103,344
100,000	6.00%, 11/15/2030	104,943
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	113,959
100,000	5.00%, 05/15/2047	113,908
40,000	6.38%, 05/15/2031	41,307
	New Orleans, LA, Aviation Board, (AGM Insured)
655,000	5.00%, 01/01/2029	808,512
200,000	5.00%, 01/01/2038	227,602
210,000	Parish of St. John the Baptist, LA 2.38%, 06/01/2037(2)	212,056
185,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2026	223,850

		1,949,481

	Maryland - 1.4%
50,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	50,402
750,000	Maryland Stadium Auth, (ST INTERCEPT Insured) 5.00%, 05/01/2050	1,115,025

		1,165,427

	Massachusetts - 2.6%
	Massachusetts Dev Finance Agency, Rev, (AGM Insured)
250,000	5.00%, 10/01/2021	259,697
115,000	5.00%, 07/15/2022(1)	121,210
100,000	5.00%, 07/01/2034	114,595
150,000	5.00%, 07/01/2048	173,681
175,000	Massachusetts Educational Financing Auth Rev 5.00%, 07/01/2024	196,536
	Massachusetts Housing Finance Agency
330,000	3.15%, 06/01/2023	349,031
300,000	3.30%, 06/01/2024	323,001
	Massachusetts State Dev Finance Agency
145,000	5.00%, 07/01/2037	169,115
150,000	5.00%, 07/01/2044	172,095
100,000	5.00%, 10/01/2047(1)	106,542
200,000	Massachusetts State, Port Auth Rev 4.00%, 07/01/2046	215,450

		2,200,953

	Michigan - 3.1%
	City of Detroit, MI, GO
45,000	5.00%, 04/01/2021	45,607
85,000	5.00%, 04/01/2022	88,387
450,000	Ecorse, MI, Public School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2027	567,004
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	175,548
250,000	Lansing, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2037	314,675
	Michigan Finance Auth Rev
165,000	5.00%, 11/01/2034	206,930
100,000	5.00%, 07/01/2035	116,600
100,000	5.00%, 05/15/2038	113,267
90,000	Michigan State Hospital Finance Auth 5.00%, 11/15/2047	111,521
300,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	386,817
255,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	331,304
50,000	State of Michigan Rev 5.00%, 03/15/2027	62,907
35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,325

		2,561,892

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Minnesota - 0.9%
	Duluth, MN, Independent School Dist No. 709, (SCP Insured)
$20,000	4.00%, 02/01/2027	$22,910
250,000	5.00%, 02/01/2024	283,295
79,277	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	84,661
100,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	117,653
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SCP Insured) 4.00%, 02/01/2029	213,180

		721,699

	Mississippi - 0.8%
	State of Mississippi
200,000	5.00%, 10/15/2022	216,504
400,000	5.00%, 10/15/2037	467,148

		683,652

	Missouri - 1.4%
250,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist 4.00%, 10/01/2036	291,563
165,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	200,435
200,000	Kansas City, MO, Industrial Dev Auth 5.00%, 03/01/2039	234,702
	Kirkwood, MO, Industrial Dev Auth Retirement Community
100,000	5.25%, 05/15/2032	108,318
100,000	5.25%, 05/15/2050	104,433
200,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	213,506

		1,152,957

	Montana - 0.4%
115,000	Montana Board of Housing Rev, (FHA HUD VA Insured) 4.25%, 12/01/2045	127,671
150,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2033	178,762

		306,433

	Nebraska - 0.8%
300,000	Central Plains, NE, Energy Project 5.00%, 09/01/2025	356,793
300,000	Washington County, NE Rev 0.90%, 09/01/2030(2)	298,326

		655,119

	Nevada - 1.7%
100,000	City of North Las Vegas, NV 3.50%, 06/01/2023	100,855
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	179,805
40,000	City of Sparks, NV 2.50%, 06/15/2024(1)	39,616
140,000	Clark County, NV, Airport Rev 5.00%, 07/01/2026	151,318
	Clark County, NV, School Dist, GO, (AGM Insured)
250,000	4.00%, 06/15/2036	292,552
225,000	5.00%, 06/15/2028	274,978
100,000	5.00%, 06/15/2029	123,864
250,000	Las Vegas, NV, New Convention Center Auth Rev 5.00%, 07/01/2043	287,333

		1,450,321

	New Hampshire - 0.1%
70,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	99,315

	New Jersey - 1.5%
75,000	New Jersey Economic Dev Auth 5.00%, 06/15/2023	82,220
40,000	New Jersey Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2050	44,349
50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	51,653
	New Jersey Transportation Trust Fund Auth
65,000	5.00%, 12/15/2023	72,407

The accompanying notes are an integral part of these financial statements.

88

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	New Jersey - 1.5% - (continued)
$70,000	5.00%, 12/15/2024	$79,268
350,000	5.50%, 12/15/2020	351,918
350,000	New Jersey Turnpike Auth Rev, (AGM Insured) 5.25%, 01/01/2026	428,851
90,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	112,872

		1,223,538

	New Mexico - 0.3%
205,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2039	216,958

	New York - 16.1%
405,000	Brookhaven, NY, Local Dev 1.63%, 11/01/2025	402,793
140,000	City of New York, NY 4.00%, 11/01/2035	165,424
	City of New York, NY, GO
1,800,000	0.10%, 08/01/2040(2)	1,800,000
650,000	0.12%, 04/01/2042(2)	650,000
750,000	5.00%, 08/01/2030	982,215
125,000	5.00%, 03/01/2039	154,691
500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(2)	501,975
	Metropolitan Transportation Auth, NY, Rev
650,000	5.00%, 11/15/2023	700,245
200,000	5.00%, 11/15/2033	220,000
500,000	5.00%, 11/15/2034(2)	520,245
300,000	5.00%, 11/15/2036	346,299
100,000	5.25%, 11/15/2027	121,218
100,000	5.25%, 11/15/2036	117,340
70,000	5.25%, 11/15/2040	70,120
100,000	New York City Industrial Dev Agency, (AGM Insured) 5.00%, 03/01/2030	128,260
	New York City Transitional Finance Auth, Future Tax Secured Rev
125,000	4.00%, 05/01/2035	148,059
215,000	4.00%, 05/01/2040	248,088
265,000	5.00%, 11/01/2032	345,266
	New York State Dormitory Auth Rev
1,895,000	0.10%, 07/01/2031(2)	1,895,000
450,000	4.00%, 02/15/2037	520,722
150,000	5.00%, 03/15/2031	178,287
100,000	New York State Liberty Dev Corp. Rev 5.25%, 10/01/2035	137,332
500,000	New York State Urban Dev Corp. Rev 5.00%, 03/15/2032	653,160
100,000	New York Transportation Dev Corp. Rev 5.00%, 07/01/2046	107,002
300,000	Port Auth of New York & New Jersey Rev 5.00%, 11/01/2038	366,321
	State of New York Mortgage Agency
300,000	3.25%, 10/01/2024	325,755
300,000	3.25%, 04/01/2025	318,501
750,000	3.25%, 10/01/2050	830,752
205,000	3.50%, 10/01/2032	222,958
	Syracuse, NY, Industrial Dev Agency
110,000	5.00%, 01/01/2031	96,662
50,000	5.00%, 01/01/2033	42,519
100,000	TSASC, Inc., NY 5.00%, 06/01/2023	109,839

		13,427,048

	North Carolina - 0.6%
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
100,000	2.88%, 10/01/2026	99,864
250,000	5.00%, 01/01/2031	270,400
30,000	5.00%, 01/01/2039	31,252
120,000	5.00%, 01/01/2044	129,001

		530,517

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Ohio - 2.6%
$50,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2035	$63,759
200,000	American Municipal Power, Inc., OH Rev 4.00%, 02/15/2036	221,832
	Buckeye, OH, Tobacco Settlement Finance Auth
750,000	0.00%, 06/01/2057(3)	106,185
730,000	5.00%, 06/01/2055	780,990
	Cleveland, OH, Airport System Rev, (AGM Insured)
60,000	5.00%, 01/01/2022	62,785
55,000	5.00%, 01/01/2023	60,040
150,000	Cleveland, OH, Department of Public Utilities, (AGM Insured) 5.00%, 11/15/2030	191,247
500,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030	500,290
140,000	State of Ohio, GO 5.00%, 06/15/2036	180,887

		2,168,015

	Oklahoma - 0.5%
	Oklahoma Dev Finance Auth
340,000	1.63%, 07/06/2023	338,780
35,000	5.25%, 08/15/2048	40,413
35,000	5.50%, 08/15/2057	40,617

		419,810

	Oregon - 0.9%
55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Bond Guaranty Insured) 5.00%, 06/15/2038(5)	68,792
480,000	Columbia County, OR, School Dist No. 502, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2050(3)	204,466
40,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(3)	24,432
35,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2038(3)	21,072
55,000	Salem Hospital Facs Auth, OR 5.00%, 05/15/2025	60,560
150,000	Salem-Keizer, OR, School Dist No. 24J, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2022(5)	156,292
110,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	121,018
210,000	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2038(3)	131,977

		788,609

	Pennsylvania - 2.9%
150,000	Allegheny County, PA, Port Auth Rev 5.25%, 03/01/2021	152,426
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2039	370,530
160,000	City of Philadelphia, PA, Redev Auth 5.00%, 04/15/2025	183,318
150,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2027	188,728
195,000	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2029	253,533
90,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	112,214
100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	105,321
100,000	Montgomery County, PA, Industrial Dev Auth Rev 5.00%, 12/01/2025	109,946
195,000	Pennsylvania Housing Finance Agency 4.75%, 04/01/2033	214,654
	Pennsylvania Turnpike Commission Rev
90,000	5.00%, 12/01/2031	107,696
145,000	5.00%, 12/01/2037	159,201

The accompanying notes are an integral part of these financial statements.

89

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Pennsylvania - 2.9% - (continued)
$250,000	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured) 4.00%, 09/01/2036	$285,855
50,000	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured) 5.00%, 09/01/2033	64,286
75,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	89,407

		2,397,115

	Puerto Rico - 0.7%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
400,000	4.33%, 07/01/2040	410,512
175,000	5.00%, 07/01/2058	185,999

		596,511

	Rhode Island - 2.1%
340,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2030	448,328
80,000	Rhode Island Health & Educational Building Corp., (AGM Municipal Government Guaranteed Insured) 5.00%, 05/15/2028	98,339
	Rhode Island Housing & Mortgage Finance Corp.
35,000	4.00%, 10/01/2032	35,922
935,000	4.00%, 10/01/2048	1,035,008
130,000	Rhode Island Student Loan Auth 3.00%, 12/01/2024	134,204

		1,751,801

	South Carolina - 0.8%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	188,284
	South Carolina State Public Service Auth
200,000	4.00%, 12/01/2035	231,750
50,000	5.00%, 12/01/2031	57,495
50,000	5.00%, 12/01/2034	57,098
100,000	5.00%, 12/01/2050	112,974

		647,601

	South Dakota - 0.4%
285,000	South Dakota Housing Dev Auth 4.00%, 11/01/2049	320,243

	Tennessee - 1.1%
300,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2039	361,977
150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025(1)	148,535
200,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	244,976
135,000	Tennessee Housing Dev Agency 3.50%, 01/01/2047	143,965

		899,453

	Texas - 6.6%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
150,000	4.00%, 08/15/2030	170,334
250,000	5.00%, 02/15/2027	313,175
200,000	Austin, TX, Airport System Rev 5.00%, 11/15/2031	226,874
100,000	Austin, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/01/2033	119,649
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	279,023
210,000	City of San Antonio, TX, Airport System Rev 5.00%, 07/01/2026	250,379
165,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(2)	172,031
250,000	Conroe, TX, Independent School Dist, GO, (PSF-GTD Insured) 3.00%, 02/15/2036	282,083
750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2033	969,547

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.8% - (continued)
	Texas - 6.6% - (continued)
$150,000	El Paso, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	$186,390
400,000	Harris County - Houston, TX, Sports Auth Rev 5.00%, 11/15/2033	415,968
110,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2031	138,141
290,000	Keller, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2037	347,637
75,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2023	83,118
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	173,289
100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	107,111
130,000	North Texas Tollway Auth Rev 5.00%, 01/01/2031	166,371
250,000	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2034	299,728
245,000	SA Energy Acquisition, TX, Public Facs Corp. Rev 5.50%, 08/01/2022	265,516
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	302,355
60,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	29,663
200,000	Wylie, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2036	240,260

		5,538,642

	Utah - 0.8%
275,000	Salt Lake City, UT, Corp. Airport Rev 5.00%, 07/01/2029	330,528
175,000	Salt Lake County, UT, (AMBAC Insured) 5.13%, 02/15/2033	203,415
110,000	State of Utah, GO 3.00%, 07/01/2034	124,525

		658,468

	Virginia - 0.8%
65,000	Arlington County, VA, Industrial Dev Auth Rev 5.00%, 07/01/2030	85,899
500,000	Virginia State Small Business Financing Auth Rev 4.00%, 01/01/2039	546,560

		632,459

	Washington - 1.5%
140,000	Port of Seattle, WA 5.00%, 05/01/2028	174,380
	Washington State Health Care Facs Auth Rev
115,000	5.00%, 01/01/2026	136,972
500,000	5.00%, 09/01/2040	614,495
145,000	5.38%, 01/01/2040	157,072
150,000	Washington State Housing Finance Commission 5.00%, 01/01/2039(1)	156,744

		1,239,663

	Wisconsin - 1.6%
	Public Finance Auth, WI, (AGM Insured)
500,000	4.00%, 07/01/2059	533,010
200,000	5.00%, 10/01/2043(1)	203,654
95,000	5.00%, 10/01/2044	113,431
150,000	5.00%, 07/01/2048	172,672
100,000	Wisconsin Center Dist, WI 0.00%, 12/15/2029(3)	79,590
	Wisconsin Health & Educational Facs Auth
155,000	5.00%, 11/01/2024	163,657
45,000	5.00%, 11/01/2025	47,941

		1,313,955

	Total Municipal Bonds (cost $77,413,701)	$79,807,736

The accompanying notes are an integral part of these financial statements.

90

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.8%
$3,206,325	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $3,206,341; collateralized by U.S. Treasury Note at 0.125%, maturing 01/15/2030, with a market value of $3,270,545	$3,206,325

	Total Short-Term Investments (cost $3,206,325)	$3,206,325

Total Investments (cost $80,620,026)	99.6%	$83,014,061
Other Assets and Liabilities	0.4%	336,463

Total Net Assets	100.0%	$83,350,524

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $988,595, representing 1.2% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Security is a zero-coupon bond.

(4)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$79,807,736	$—	$79,807,736	$—
Short-Term Investments	3,206,325	—	3,206,325	—

Total	$83,014,061	$—	$83,014,061	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9%
	Alabama - 2.3%
	Alabama Federal Aid Highway Finance Auth
$1,615,000	5.00%, 09/01/2026	$1,754,794
1,250,000	5.00%, 09/01/2034	1,556,263
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,761,774
3,000,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2042	3,561,900
2,660,000	Jefferson County, AL, GO 5.00%, 04/01/2024	3,058,042
	Lower Alabama Gas Dist
9,855,000	4.00%, 12/01/2050(1)	11,264,856
4,000,000	5.00%, 09/01/2031	5,145,160
	State of Alabama, Docks Department, (AGM Insured)
230,000	5.00%, 10/01/2024	266,968
1,000,000	5.00%, 10/01/2032	1,203,780
	State of Alabama, Troy University, (BAM Insured)
1,000,000	5.00%, 11/01/2025	1,204,920
1,250,000	5.00%, 11/01/2026	1,542,138
1,620,000	5.00%, 11/01/2027	2,039,272

		34,359,867

	Alaska - 0.2%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,162,960
1,000,000	5.00%, 09/01/2026	1,075,450

		3,238,410

	Arizona - 0.4%
2,000,000	City of Phoenix, AZ, Civic Improvement Corp. 4.00%, 07/01/2038	2,197,140
855,000	Salt Verde Financial Corp., AZ, Rev 5.25%, 12/01/2020	857,813
78,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(2)	78,032
2,200,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(2)	2,191,574

		5,324,559

	California - 7.3%
	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured)
475,000	4.00%, 08/01/2034	546,530
1,000,000	4.00%, 08/01/2036	1,143,320
11,700,000	Bay Area, CA, Toll Auth 2.25%, 04/01/2045(1)	11,908,494
	California County, CA, Tobacco Securitization Agency
1,050,000	5.00%, 06/01/2022	1,093,659
150,000	5.00%, 06/01/2030	198,243
300,000	5.00%, 06/01/2032	388,386
500,000	5.00%, 06/01/2033	640,685
	California State Communities Dev Auth Rev
365,000	5.00%, 10/01/2022	387,915
1,000,000	5.63%, 10/01/2032	1,101,190
1,000,000	California State Health Facs Finance Auth Rev 5.00%, 02/01/2029	1,224,450
2,000,000	California State Public Works Board 5.25%, 10/01/2023	2,090,560
	California State, GO Taxable
18,840,000	0.07%, 05/01/2033(1)	18,840,000
3,000,000	5.00%, 08/01/2029	3,707,160
	City of Los Angeles, CA, Department of Airports
4,000,000	4.00%, 05/15/2035	4,717,440
1,000,000	5.00%, 05/15/2029	1,229,260
	Elk Grove, CA, Finance Auth Special Tax, (BAM Insured )
315,000	5.00%, 09/01/2031	371,209
910,000	5.00%, 09/01/2032	1,070,042

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	California - 7.3% - (continued)
$2,600,000	Fresno, CA, Unified School Dist, GO 0.00%, 08/01/2031(3)	$1,983,722
	Hemet, CA, Unified School Dist Financing Auth Special Tax
1,440,000	5.00%, 09/01/2030	1,622,750
1,535,000	5.00%, 09/01/2031	1,724,312
	Inglewood, CA, Redevelopment Agency, (BAM Insured)
1,000,000	5.00%, 05/01/2028	1,242,340
1,000,000	5.00%, 05/01/2029	1,230,260
5,225,000	Long Beach, CA, Finance Auth Natural Gas 1.64%, 11/15/2027, 3 mo. USD LIBOR + 1.450%(4)	5,264,344
	Oakland, CA, Airport Rev
500,000	5.00%, 05/01/2023	533,605
2,000,000	5.00%, 05/01/2026	2,045,900
	Orange County, CA, Community Facs Dist Special Tax
980,000	5.00%, 08/15/2034	1,102,294
1,000,000	5.00%, 08/15/2036	1,138,390
2,500,000	5.00%, 08/15/2041	2,811,675
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Successor Agency (AGM Insured) 5.00%, 09/01/2029	1,150,950
2,000,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2048	2,242,340
60,000	San Diego, CA, Redevelopment Agency Successor Agency 5.25%, 09/01/2026	60,221
	San Diego, CA, United School Dist, GO
805,000	4.00%, 07/01/2034	903,371
865,000	4.00%, 07/01/2035	967,865
	San Francisco, CA, City & County Airport Comm-San Francisco International Airport
1,400,000	5.00%, 05/01/2042	1,621,396
8,650,000	5.00%, 05/01/2043	10,110,812
	Santa Margarita, CA, Water Dist Special Tax
475,000	4.25%, 09/01/2021	486,372
485,000	5.00%, 09/01/2022	517,805
475,000	5.00%, 09/01/2023	524,277
480,000	5.00%, 09/01/2024	529,512
480,000	5.00%, 09/01/2025	528,638
2,065,000	5.00%, 09/01/2028	2,327,007
10,000,000	Southern California Public Power Auth 0.07%, 07/01/2036(1)	10,000,000
2,315,000	State of California, GO 4.00%, 11/01/2041	2,607,987
1,500,000	Stockton, CA, Redevelopment Agency, (AGM Insured) 5.00%, 09/01/2029	1,793,490

		107,730,178

	Colorado - 2.5%
	Arapahoe County, CO, School Dist No. 6 Littleton, GO, (State Aid Withholding Insured)
1,230,000	5.50%, 12/01/2032	1,629,504
1,655,000	5.50%, 12/01/2034	2,170,731
	City & County of Denver, CO, Airport System Rev
7,985,000	5.00%, 12/01/2029	9,945,797
1,000,000	5.00%, 12/01/2034	1,332,300
1,575,000	5.00%, 12/01/2036	2,132,156
	Colorado Health Facs Auth Rev
1,320,000	4.00%, 12/01/2040	1,437,638
6,665,000	5.00%, 08/01/2044	7,881,096
1,470,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2031	1,574,723
1,440,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(2)	1,479,096

The accompanying notes are an integral part of these financial statements.

92

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Colorado - 2.5% - (continued)
$1,930,000	E-470 Public Highway, CO, Auth Rev 1.15%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(4)	$1,931,660
	Park Creek, CO, Metropolitan Dist Rev
2,000,000	5.00%, 12/01/2029	2,379,820
1,195,000	5.00%, 12/01/2033	1,484,202
	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured)
230,000	5.00%, 12/15/2023	258,865
125,000	5.00%, 12/15/2025	148,966
50,000	5.00%, 12/15/2026	59,216
225,000	5.00%, 12/15/2030	262,136
160,000	5.00%, 12/15/2032	185,216

		36,293,122

	Connecticut - 2.7%
6,500,000	City of Bridgeport, CT, GO, (AGM Insured) 5.00%, 08/15/2025	7,738,432
	Connecticut Housing Finance Auth Rev
5,000,000	3.00%, 11/15/2050(5)	5,441,700
245,000	4.00%, 11/15/2044	252,921
835,000	4.00%, 11/15/2045	879,505
1,420,000	4.00%, 05/15/2047	1,546,281
	Connecticut State Health & Educational Facs Auth
440,000	5.00%, 07/01/2027	490,455
430,000	5.00%, 07/01/2028	482,486
1,125,000	5.00%, 07/01/2029	1,366,825
720,000	5.00%, 07/01/2030	803,736
545,000	5.00%, 07/01/2031	628,766
950,000	Hartford, CT, GO, (AGM State Guaranteed Insured) 5.00%, 07/01/2027	1,119,204
1,500,000	New Britain, CT, GO, (AGM Insured) 5.00%, 03/01/2031	1,822,950
2,600,000	New Haven, CT, GO, (AGM Insured) 5.00%, 08/01/2024	2,959,424
	State of Connecticut, GO
470,000	5.00%, 04/15/2022	501,936
250,000	5.00%, 03/15/2024	287,568
1,450,000	5.00%, 03/15/2025	1,728,748
750,000	5.00%, 05/15/2025	899,265
2,425,000	5.00%, 06/15/2026	2,993,420
2,500,000	5.00%, 04/15/2029	3,097,175
	State of Connecticut, Special Tax Rev
1,000,000	5.00%, 05/01/2032	1,294,490
750,000	5.00%, 05/01/2033	962,692
	Waterbury, CT, GO
405,000	5.00%, 11/15/2031	501,512
1,000,000	5.00%, 11/15/2032	1,231,610

		39,031,101

	District of Columbia - 0.1%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	739,498
270,000	5.00%, 07/01/2037	265,191
755,000	Metropolitan Washington, DC, Airports Auth System Rev 5.00%, 10/01/2028	959,077

		1,963,766

	Florida - 5.6%
	Broward County, FL, Airport System Rev
2,175,000	4.00%, 10/01/2044	2,393,065
285,000	5.00%, 10/01/2021	296,457
1,250,000	5.00%, 10/01/2024	1,449,350
2,830,000	Broward County, FL, Port Facs Rev 5.00%, 09/01/2028	3,544,405

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Florida - 5.6% - (continued)
	Capital Projects, FL, Finance Auth
$1,315,000	5.00%, 10/01/2027	$1,475,404
1,000,000	5.00%, 10/01/2028	1,126,390
1,965,341	Capital Trust Agency, FL, MF Rev, (FNMA Insured) 2.77%, 09/01/2027	2,024,301
1,430,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	1,531,458
	City of Tampa, FL
1,000,000	0.00%, 09/01/2036(3)	608,340
1,000,000	0.00%, 09/01/2038(3)	554,240
2,065,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	2,187,393
	Florida Dev Finance Corp.
350,000	5.00%, 04/01/2023	381,941
500,000	5.00%, 04/01/2024	563,945
200,000	5.00%, 04/01/2025	232,164
3,380,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	4,262,552
	Greater Orlando, FL, Aviation Auth
2,040,000	5.00%, 10/01/2024	2,117,602
5,000,000	5.00%, 10/01/2033	6,171,300
5,000,000	5.00%, 10/01/2034	6,155,350
500,000	Magnolia Creek, FL, Community Dev Dist Capital Improvement 5.90%, 05/01/2039	90,000
1,000,000	Manatee County, FL, School Dist, (AGM Insured) 5.00%, 10/01/2030	1,218,960
190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	190,255
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,140,440
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,077,580
2,500,000	5.00%, 10/01/2026	2,718,725
530,000	5.00%, 10/01/2027	603,326
200,000	5.00%, 10/01/2035	200,614
	Orange County, FL, Convention Center/Orlando
1,000,000	5.00%, 10/01/2024	1,146,580
1,520,000	5.00%, 10/01/2025	1,789,846
	Orange County, FL, Health Facs Auth
1,190,000	5.00%, 08/01/2024	1,336,501
1,280,000	5.00%, 08/01/2025	1,434,240
1,350,000	5.00%, 08/01/2026	1,509,151
	Osceola County, FL, Transportation Rev
1,330,000	0.00%, 10/01/2031(3)	981,487
1,000,000	0.00%, 10/01/2032(3)	708,280
	Palm Beach County, FL, Health Facs Auth
6,265,000	2.63%, 06/01/2025	6,260,928
825,000	6.75%, 06/01/2024	900,446
1,000,000	6.80%, 06/01/2025	1,091,560
	Polk County, FL, Industrial Dev Auth
1,750,000	5.00%, 01/01/2039	1,855,700
4,850,000	5.00%, 01/01/2055	5,054,039
	Port St. Lucie, FL, Special Assessment
3,000,000	4.00%, 07/01/2028	3,484,980
3,000,000	4.00%, 07/01/2029	3,465,030
1,150,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	1,376,239
3,330,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	3,108,721
	Volusia County, FL, Educational Facs Auth
60,000	4.00%, 10/15/2035	68,865
55,000	4.00%, 10/15/2036	62,859
750,000	4.00%, 10/15/2037	854,250
750,000	4.00%, 10/15/2038	851,482

		81,656,741

The accompanying notes are an integral part of these financial statements.

93

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Georgia - 2.8%
	Burke County, GA, Dev Auth Rev
$4,995,000	1.50%, 01/01/2040(1)	$5,052,143
1,740,000	2.05%, 10/01/2032(1)	1,766,048
2,665,000	2.25%, 10/01/2032(1)	2,759,181
2,860,000	2.35%, 10/01/2032(1)	2,865,262
4,450,000	3.00%, 11/01/2045(1)	4,649,093
2,150,000	Main Street Natural Gas, Inc., GA 4.00%, 08/01/2049(1)	2,437,842
4,165,000	5.00%, 05/15/2032	5,070,763
	Municipal Electric Auth, GA
1,170,000	5.00%, 01/01/2022	1,231,296
1,000,000	5.00%, 11/01/2022	1,089,610
1,075,000	5.00%, 01/01/2024	1,177,652
6,420,000	5.00%, 01/01/2028	7,807,258
740,000	5.00%, 01/01/2031	961,660
1,100,000	5.00%, 01/01/2032	1,417,383
515,000	5.00%, 01/01/2033	658,901
1,700,000	5.00%, 01/01/2056	2,009,213

		40,953,305

	Hawaii - 0.2%
2,000,000	State of Hawaii Airports System Rev 5.00%, 08/01/2022	2,131,500

	Idaho - 0.1%
1,115,000	Idaho Health Facs Auth 0.23%, 12/01/2048(1)(5)	1,115,000

	Illinois - 14.6%
	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO
530,000	0.00%, 01/01/2025(3)	512,738
765,000	0.00%, 01/01/2027(3)	713,462
	Chicago, IL, Board of Education Rev
1,000,000	5.00%, 04/01/2046	1,068,020
715,000	6.00%, 04/01/2046	820,177
	Chicago, IL, Board of Education, GO
2,500,000	0.00%, 12/01/2025(3)	2,158,900
1,030,000	5.00%, 12/01/2022	1,087,196
600,000	5.00%, 12/01/2023	645,684
1,000,000	5.00%, 12/01/2024	1,150,660
3,500,000	5.00%, 12/01/2034	3,786,615
1,510,000	5.00%, 12/01/2042	1,528,044
3,760,000	5.00%, 12/01/2046	3,967,101
500,000	5.25%, 12/01/2020	501,740
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
3,500,000	5.00%, 12/01/2027	4,366,600
2,530,000	5.00%, 12/01/2031	2,647,392
1,700,000	5.25%, 12/01/2032	2,358,988
500,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2021	503,095
	Chicago, IL, O’Hare International Airport
3,705,000	5.00%, 01/01/2031	4,732,545
6,295,000	5.00%, 01/01/2032	7,953,859
	Chicago, IL, Transit Auth
1,000,000	4.00%, 12/01/2050	1,074,960
1,250,000	4.00%, 12/01/2055	1,336,613
415,000	5.00%, 06/01/2025	490,086
8,250,000	5.00%, 12/01/2046	9,515,962
1,000,000	5.00%, 12/01/2055	1,166,750
800,000	5.25%, 12/01/2027	843,112
5,000,000	5.25%, 12/01/2028	5,269,450
	City of Chicago, IL, GO, (NATL Insured)
325,000	0.00%, 01/01/2026(3)	283,793
1,280,000	5.00%, 01/01/2021	1,288,532
215,000	5.00%, 01/01/2022	220,558

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Illinois - 14.6% - (continued)
$65,000	5.00%, 01/01/2023	$67,369
1,000,000	5.00%, 12/01/2023	1,001,470
2,000,000	5.00%, 01/01/2024	2,092,700
	City of Chicago, IL, Wastewater Transmission Rev
1,000,000	5.00%, 01/01/2028	1,156,090
2,500,000	5.00%, 01/01/2029	2,874,825
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	147,083
1,000,000	5.00%, 11/01/2027	1,221,110
1,020,000	5.00%, 11/01/2028	1,168,094
1,205,000	5.00%, 11/01/2029	1,297,628
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	4,087,037
	Cook County, IL, Community High School Dist No. 212 Leyden, (BAM Insured)
1,775,000	5.00%, 12/01/2026	2,088,926
310,000	5.00%, 12/01/2027	364,417
1,000,000	5.00%, 12/01/2034	1,167,610
	Cook County, IL, GO
1,000,000	5.00%, 11/15/2026	1,203,650
4,300,000	5.00%, 11/15/2027	5,144,520
240,000	Illinois Finance Auth 5.00%, 09/01/2022	250,735
	Illinois State Finance Auth Rev
1,000,000	5.00%, 10/01/2023	1,107,030
1,000,000	5.00%, 11/15/2023	1,130,570
5,000,000	5.00%, 02/15/2027	6,263,500
700,000	5.00%, 10/01/2028	827,162
1,000,000	5.00%, 11/15/2028	1,171,900
2,650,000	5.00%, 11/15/2031	3,027,863
1,420,000	5.00%, 08/15/2033	1,842,933
2,500,000	5.00%, 11/15/2033	2,838,600
2,135,000	5.00%, 11/15/2034	2,449,806
1,045,000	5.00%, 08/15/2035	1,346,430
3,035,000	5.00%, 05/15/2050(1)	3,477,382
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,094,120
2,500,000	5.00%, 01/01/2031	3,123,455
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,760,952
1,700,000	5.00%, 01/01/2034	1,923,057
1,700,000	5.00%, 01/01/2035	1,921,340
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO
1,875,000	5.00%, 01/01/2027	2,212,894
2,000,000	5.00%, 01/01/2029	2,527,260
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
1,150,000	5.00%, 02/01/2025(5)	1,341,532
4,000,000	5.00%, 02/01/2026(5)	4,785,000
1,665,000	5.00%, 02/01/2034	1,955,209
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
4,000,000	0.00%, 12/15/2024(3)	3,681,640
2,000,000	0.00%, 06/15/2027(3)	1,728,480
3,895,000	0.00%, 12/15/2042(6)	2,618,531
1,650,000	5.00%, 12/15/2020	1,659,108
1,000,000	5.00%, 12/15/2035	1,081,020
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.00%, 06/01/2026	1,219,180
1,940,000	5.00%, 06/01/2027	2,344,432
1,000,000	5.50%, 06/01/2023	1,030,470
	Regional Transportation, IL, Auth Rev
600,000	5.00%, 06/01/2035	701,958
8,775,000	6.00%, 07/01/2024	9,865,469

The accompanying notes are an integral part of these financial statements.

94

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Illinois - 14.6% - (continued)
$3,525,000	6.00%, 07/01/2031	$4,765,941
350,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2029	419,678
	Sales Tax Securitization Corp., IL Rev
2,210,000	5.00%, 01/01/2029	2,715,913
5,545,000	5.00%, 01/01/2030	6,821,925
	State of Illinois, GO
7,100,000	5.00%, 11/01/2021	7,260,531
3,500,000	5.00%, 11/01/2024	3,744,265
1,500,000	5.00%, 08/01/2025	1,555,335
3,500,000	5.00%, 11/01/2025	3,774,295
1,985,000	5.00%, 02/01/2026	2,098,383
2,000,000	5.00%, 10/01/2026	2,186,800
6,540,000	5.00%, 11/01/2026	7,063,985
1,200,000	5.00%, 02/01/2027	1,312,116
2,715,000	5.00%, 11/01/2028	2,923,593
950,000	5.00%, 05/01/2033	982,889
835,000	5.38%, 05/01/2023	893,667
	State of Illinois, Sales Tax Rev
1,185,000	5.00%, 06/15/2024	1,273,757
545,000	6.50%, 06/15/2022	562,211

		214,739,463

	Indiana - 1.0%
1,998,836	City of Evansville, IN, (FNMA Insured) 3.00%, 06/01/2034	2,097,919
1,925,000	Indiana Housing & Community Dev Auth, (GNMA Insured) 3.25%, 07/01/2049	2,091,897
	Indiana Municipal Power Agency
1,050,000	5.00%, 01/01/2032	1,306,032
870,000	5.00%, 01/01/2033	1,076,408
180,000	5.00%, 01/01/2034	221,882
1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	1,150,370
1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,717,771
	Indianapolis, IN, Local Public Improvement Bond Bank
1,000,000	5.00%, 01/01/2029	1,099,210
1,000,000	5.00%, 01/01/2031	1,164,140
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	859,832
2,000,000	Whiting, IN, Environmental Facs Rev 5.00%, 03/01/2046(1)	2,199,180

		14,984,641

	Iowa - 0.1%
	Iowa Student Loan Liquidity Corp.
180,000	5.00%, 12/01/2022	190,751
650,000	5.00%, 12/01/2024	724,295
990,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	994,020

		1,909,066

	Kansas - 0.2%
	Wyandotte County-Kansas City, KS, System Rev
1,000,000	5.00%, 09/01/2025	1,167,670
1,390,000	5.00%, 09/01/2028	1,656,380

		2,824,050

	Kentucky - 1.4%
4,750,000	County of Trimble, KY 1.30%, 09/01/2044(1)	4,712,522
	Kentucky Bond Dev Corp.
1,000,000	5.00%, 09/01/2032	1,174,520
1,100,000	5.00%, 09/01/2033	1,277,606
1,200,000	5.00%, 09/01/2034	1,381,152

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Kentucky - 1.4% - (continued)
$1,025,000	5.00%, 09/01/2035	$1,175,706
2,910,000	Kentucky Economic Dev Finance Auth, (AGM Insured) 5.00%, 12/01/2047	3,073,600
4,000,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(1)	4,458,440
2,600,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	2,790,060

		20,043,606

	Louisiana - 1.7%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
975,000	5.75%, 11/15/2030	1,007,604
1,155,000	6.00%, 11/15/2030	1,212,092
1,750,000	6.00%, 11/15/2035	1,815,187
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,642,840
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2026	884,618
500,000	5.00%, 01/01/2027	599,505
1,250,000	5.00%, 01/01/2034	1,405,500
710,000	5.00%, 01/01/2035	814,675
3,740,000	Parish of St. John the Baptist, LA 2.38%, 06/01/2037(1)	3,776,615
	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured)
1,815,000	5.00%, 01/01/2026	2,196,150
1,220,000	5.00%, 01/01/2027	1,503,052
	Shreveport, LA, Water & Sewer Rev, (AGM Insured)
2,000,000	5.00%, 12/01/2027	2,400,600
1,000,000	5.00%, 12/01/2035	1,219,080
1,400,000	5.00%, 12/01/2036	1,701,014

		25,178,532

	Maine - 0.3%
	Finance Auth of Maine Rev, (AGM Insured)
225,000	5.00%, 12/01/2021	233,827
1,000,000	5.00%, 12/01/2023	1,109,760
2,000,000	Maine State Housing Auth Rev 4.00%, 11/15/2050	2,267,060

		3,610,647

	Maryland - 0.3%
500,000	Howard County, MD, Special Obligation 4.00%, 02/15/2028(2)	511,555
1,620,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	1,633,009
1,840,000	State of Maryland, GO 5.00%, 03/15/2028	2,333,745

		4,478,309

	Massachusetts - 1.4%
955,000	Massachusetts Dev Finance Agency, Rev 5.00%, 07/01/2031	1,156,429
	Massachusetts Educational Financing Auth
1,030,000	5.00%, 07/01/2026	1,208,458
1,050,000	5.00%, 07/01/2027	1,248,975
	Massachusetts Housing Finance Agency
400,000	2.90%, 06/01/2022	412,692
500,000	3.10%, 06/01/2023	528,200
900,000	3.15%, 06/01/2023	951,903
400,000	3.25%, 06/01/2024	430,844
200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	248,910
	Massachusetts State Dev Finance Agency
1,000,000	4.00%, 10/01/2024(2)	1,044,520
1,000,000	4.00%, 10/01/2025(2)	1,052,340
635,000	4.00%, 10/01/2026(2)	670,909
165,000	4.00%, 07/15/2036	190,811

The accompanying notes are an integral part of these financial statements.

95

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Massachusetts - 1.4% - (continued)
$1,720,000	5.00%, 07/01/2028	$2,020,931
1,850,000	5.00%, 07/01/2029	2,212,333
3,350,000	5.00%, 07/01/2030	3,970,856
855,000	5.00%, 07/01/2035	971,442
2,180,000	5.00%, 07/01/2043	2,567,996

		20,888,549

	Michigan - 2.7%
1,260,000	City of Detroit, MI, GO 5.00%, 04/01/2021	1,276,985
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	6,163,250
1,200,000	Lincoln Park, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,565,820
	Michigan Finance Auth Rev
1,000,000	5.00%, 07/01/2027	1,189,440
1,000,000	5.00%, 07/01/2028	1,186,920
1,000,000	5.00%, 07/01/2029	1,152,000
2,700,000	5.00%, 10/01/2030	3,132,918
2,555,000	5.00%, 06/01/2033	2,967,121
1,000,000	5.00%, 06/01/2034	1,161,300
915,000	5.00%, 11/01/2034	1,147,520
1,000,000	5.00%, 11/01/2035	1,250,220
1,000,000	5.00%, 11/01/2036	1,244,660
1,000,000	5.00%, 11/01/2038	1,235,680
1,000,000	Michigan State Building Auth Rev 5.00%, 04/15/2027	1,252,870
	Michigan State Hospital Finance Auth
1,505,000	4.00%, 11/15/2031	1,774,771
345,000	4.00%, 11/15/2032	403,923
2,075,000	5.00%, 11/15/2047	2,571,174
3,030,000	Michigan State Housing Dev Auth 4.25%, 12/01/2049	3,387,540
1,375,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,786,441
370,000	State of Michigan Rev 5.00%, 03/15/2027	465,516
2,465,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,859,560

		39,175,629

	Minnesota - 0.6%
	Duluth, MN, Independent School Dist No. 709, (SCP Insured)
2,935,000	3.00%, 02/01/2021	2,950,702
1,180,000	4.00%, 02/01/2027	1,351,655
1,996,782	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	2,132,403
	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured)
450,000	1.45%, 07/01/2024	460,201
515,000	1.55%, 07/01/2025	528,905
	St. Francis, MN, Independent School Dist No. 15, GO, (SCP Insured)
315,000	4.00%, 02/01/2029	335,759
365,000	4.00%, 02/01/2030	388,039
750,000	4.00%, 02/01/2031	794,947

		8,942,611

	Mississippi - 0.6%
1,970,000	Mississippi Dev Bank, Special Obligation (BAM Insured) 5.00%, 10/01/2033	2,455,388
	State of Mississippi
1,000,000	5.00%, 10/15/2025	1,169,850
2,450,000	5.00%, 10/15/2029	2,782,637
1,000,000	5.00%, 10/15/2036	1,171,370
1,600,000	5.00%, 10/15/2037	1,868,592

		9,447,837

	Missouri - 1.0%
	City of St. Louis, MO, Airport Rev
540,000	5.00%, 07/01/2030	661,230

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Missouri - 1.0% - (continued)
$1,000,000	5.00%, 07/01/2032	$1,199,790
1,000,000	5.00%, 07/01/2047	1,154,500
1,600,000	Health & Educational Facs Auth of the State of Missouri 0.11%, 09/01/2030(1)	1,600,000
	Kansas City, MO, Industrial Dev Auth
1,065,000	5.00%, 03/01/2030	1,309,939
1,000,000	5.00%, 03/01/2031	1,218,870
490,000	5.00%, 03/01/2032	592,082
5,400,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	5,689,440
1,255,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2026	1,402,463
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027	260,000

		15,088,314

	Montana - 0.4%
2,490,000	Montana Board of Housing 4.00%, 12/01/2043	2,706,281
2,500,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2028	3,058,775

		5,765,056

	Nebraska - 0.7%
	Central Plains, NE, Energy Project
1,000,000	5.00%, 09/01/2022	1,078,620
210,000	5.00%, 09/01/2025	249,755
3,325,000	5.00%, 09/01/2028	4,150,498
4,300,000	Washington County, NE 0.90%, 09/01/2030(1)	4,276,006

		9,754,879

	Nevada - 1.6%
	City of North Las Vegas, NV
475,000	4.50%, 06/01/2039	486,296
745,000	4.63%, 06/01/2043	765,040
995,000	4.63%, 06/01/2049	1,015,477
	City of Reno, NV, Sales Tax Rev
250,000	5.00%, 06/01/2024	277,980
250,000	5.00%, 06/01/2026	290,465
695,000	City of Sparks, NV 2.50%, 06/15/2024(2)	688,335
	Clark County, NV, School Dist, GO
1,500,000	5.00%, 06/15/2021	1,540,845
830,000	5.00%, 06/15/2026	998,092
1,000,000	5.00%, 06/15/2028	1,251,810
6,460,000	5.00%, 06/15/2029	8,259,756
1,500,000	5.00%, 06/15/2031	1,955,580
	Las Vegas, NV, New Convention Center Auth Rev
1,900,000	5.00%, 07/01/2029	2,158,628
400,000	5.00%, 07/01/2031	437,908
365,000	5.00%, 07/01/2032	399,091
300,000	5.00%, 07/01/2033	327,759
475,000	5.00%, 07/01/2034	518,197
750,000	5.00%, 07/01/2043	861,997
	Las Vegas, NV, Special Improvement Dist
310,000	5.00%, 06/01/2027	333,005
345,000	5.00%, 06/01/2028	369,757
595,000	5.00%, 06/01/2029	635,936
10,000	Nevada State, GO 5.00%, 03/01/2026	11,070

		23,583,024

	New Hampshire - 0.2%
1,715,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	2,433,225

	New Jersey - 1.3%
	City of Atlantic City, NJ, GO, (BAM State Aid Withholding Insured)
250,000	5.00%, 03/01/2021	253,495
400,000	5.00%, 03/01/2022	422,468

The accompanying notes are an integral part of these financial statements.

96

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	New Jersey - 1.3% - (continued)
$705,000	City of Bayonne, NJ, GO, (AGM School Bond Reserve Fund Insured) 0.00%, 07/01/2023(3)	$691,048
	New Jersey Economic Dev Auth
1,000,000	5.00%, 09/01/2021	1,013,610
565,000	5.00%, 03/01/2023	595,182
1,200,000	5.00%, 06/15/2023	1,315,524
830,000	New Jersey Educational Facs Auth, (AGM Insured) 4.00%, 07/01/2050	920,238
	New Jersey Higher Education Student Assistance Auth
1,420,000	5.00%, 12/01/2025	1,666,668
1,000,000	5.00%, 12/01/2026	1,189,400
	New Jersey Transportation Trust Fund Auth, (AGM Insured)
5,000,000	0.00%, 12/15/2032(3)	3,531,200
1,500,000	5.00%, 06/15/2021	1,533,765
1,000,000	5.00%, 12/15/2023	1,113,950
1,610,000	5.00%, 12/15/2024	1,823,164
2,870,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	3,599,353

		19,669,065

	New Mexico - 0.1%
1,045,000	City of Santa Fe, NM Rev 5.00%, 05/15/2049	1,088,430

	New York - 10.7%
6,470,000	Brookhaven, NY, Local Dev 1.63%, 11/01/2025	6,434,738
	City of New York, NY, GO
4,900,000	5.00%, 08/01/2026	6,033,370
2,190,000	5.00%, 08/01/2032	2,734,040
1,250,000	5.00%, 08/01/2033	1,551,688
2,445,000	5.00%, 08/01/2034	3,022,338
2,250,000	5.00%, 03/01/2038	2,793,465
7,500,000	Long Island, NY, Power Auth 0.85%, 09/01/2050(1)	7,529,625
	Metropolitan Transportation Auth, NY, Rev
370,000	0.00%, 11/15/2027(3)	286,994
1,000,000	5.00%, 11/15/2030	1,110,970
1,025,000	5.00%, 11/15/2032	1,130,175
4,000,000	5.00%, 11/15/2034(1)	4,161,960
845,000	5.00%, 11/15/2036	975,409
8,005,000	5.00%, 11/15/2045(1)	8,747,063
2,750,000	New York and New Jersey Port Auth, Taxable Rev 5.00%, 10/15/2025	3,182,300
1,180,000	New York City Industrial Dev Agency, (AGM Insured) 5.00%, 03/01/2030	1,513,468
	New York City Transitional Finance Auth, Future Tax Secured Rev
1,875,000	4.00%, 05/01/2035	2,220,881
5,250,000	5.00%, 11/01/2031	6,902,175
2,345,000	5.00%, 11/01/2032	3,055,277
1,000,000	New York City, NY Transitional Finance Auth Building Aid Rev, (State Aid Withholding Insured) 5.00%, 07/15/2026	1,219,700
	New York City, NY Transitional Finance Auth Future Tax Secured Rev
2,000,000	4.00%, 11/01/2036	2,300,560
1,525,000	4.00%, 11/01/2037	1,745,973
3,460,000	4.00%, 05/01/2038	4,030,312
1,335,000	New York City, NY, Housing Dev Corp. 4.50%, 02/15/2048	1,392,725
355,000	New York Mortgage Agency 3.50%, 10/01/2034	369,811
	New York State Dormitory Auth Rev
11,185,000	0.10%, 07/01/2031(1)	11,185,000
1,670,000	5.00%, 03/15/2022	1,698,607
2,500,000	5.00%, 03/15/2030	2,927,475
2,500,000	5.00%, 03/15/2031	3,054,775
2,500,000	5.00%, 03/15/2033	3,031,025
3,800,000	5.00%, 03/15/2035	4,725,414
4,000,000	5.00%, 03/15/2043	4,734,960

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	New York - 10.7% - (continued)
$2,300,000	New York State Liberty Dev Corp. Rev 5.15%, 11/15/2034(2)	$2,385,445
1,000,000	New York State Thruway Auth Rev 4.00%, 01/01/2037	1,094,520
	New York State Urban Dev Corp. Rev
2,235,000	5.00%, 03/15/2022	2,377,526
3,315,000	5.00%, 03/15/2023	3,674,644
1,000,000	5.00%, 03/15/2026	1,106,220
	Port Auth of New York & New Jersey Rev
1,000,000	5.00%, 10/15/2028	1,178,240
4,500,000	5.00%, 11/01/2038	5,494,815
2,250,000	5.00%, 11/01/2044	2,698,942
2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	2,929,100
	State of New York Mortgage Agency
1,000,000	3.15%, 04/01/2024	1,062,880
1,330,000	3.25%, 10/01/2024	1,444,181
4,645,000	3.50%, 10/01/2032	5,051,902
	Syracuse, NY, Industrial Dev Agency
320,000	5.00%, 01/01/2029	290,694
2,635,000	5.00%, 01/01/2031	2,315,506
	Town of Oyster Bay, NY, GO, (AGM Insured)
265,000	3.00%, 03/01/2021	267,298
155,000	4.00%, 11/01/2022	155,000
2,340,000	5.00%, 08/15/2024	2,727,130
	Triborough Bridge & Tunnel Auth
1,325,000	0.00%, 11/15/2031(3)	1,028,743
10,300,000	0.09%, 11/01/2032(1)	10,300,000
2,000,000	TSASC, Inc., NY 5.00%, 06/01/2026	2,383,920
1,000,000	Yonkers, NY, GO, (AGM State Aid Withholding) 5.00%, 03/15/2021	1,017,390

		156,786,369

	North Carolina - 0.8%
2,050,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	2,218,038
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
1,050,000	5.00%, 01/01/2039	1,093,806
3,670,000	5.00%, 01/01/2044	3,945,287
	North Carolina Medical Care Commission Rev
245,000	4.00%, 01/01/2026	250,613
565,000	5.00%, 01/01/2027	608,980
795,000	5.00%, 01/01/2028	862,058
275,000	5.00%, 01/01/2029	299,164
	North Carolina Raleigh Durham Airport Auth Rev
1,500,000	5.00%, 05/01/2027	1,837,965
1,000,000	5.00%, 05/01/2030	1,201,260

		12,317,171

	North Dakota - 0.3%
3,815,000	North Dakota Housing Finance Agency 4.25%, 07/01/2049	4,244,989

	Ohio - 3.7%
	Allen County, OH, Hospital Facs Rev
2,000,000	5.00%, 05/01/2023	2,138,820
2,750,000	5.00%, 12/01/2029	3,615,947
380,000	5.00%, 12/01/2030	501,079
5,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(1)	5,053,500
	Buckeye, OH, Tobacco Settlement Finance Auth
18,895,000	0.00%, 06/01/2057(3)	2,675,154
18,605,000	5.00%, 06/01/2055	19,904,559
	Cleveland, OH, Airport System Rev, (AGM Insured)
1,165,000	5.00%, 01/01/2022	1,219,068
1,385,000	5.00%, 01/01/2023	1,511,908

The accompanying notes are an integral part of these financial statements.

97

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Ohio - 3.7% - (continued)
$3,425,000	County of Franklin, OH, Rev 0.23%, 12/01/2046(1)(5)	$3,425,000
430,000	Hamilton County, OH, Sales Tax Rev 5.00%, 12/01/2027	541,555
1,915,000	Ohio Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 3.75%, 09/01/2050	2,162,456
7,500,000	Southern Ohio Port Auth 6.50%, 12/01/2030	7,504,350
	State of Ohio
2,000,000	4.00%, 12/15/2021	2,082,200
2,210,000	5.00%, 12/15/2022	2,429,564

		54,765,160

	Oklahoma - 0.5%
	Oklahoma Dev Finance Auth
5,305,000	1.63%, 07/06/2023	5,285,955
935,000	5.25%, 08/15/2048	1,079,607
935,000	5.50%, 08/15/2057	1,085,058
355,000	Oklahoma Housing Finance Agency, (GNMA Insured) 5.00%, 09/01/2043	366,481

		7,817,101

	Oregon - 3.1%
1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (SCH BD GTY Insured) 5.00%, 06/15/2038	2,082,532
	Clackamas & Washington Counties, OR, School Dist No. 3, GO, (School Bond Guaranty Insured)
2,500,000	0.00%, 06/15/2036(3)	1,732,225
405,000	0.00%, 06/15/2037(3)	271,281
8,200,000	Clackamas County, OR, School Dist No. 12, GO, (School Bond Guaranty Insured) 9.00%, 06/15/2040(3)	3,997,910
8,520,000	Columbia County, OR, School Dist No 502, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2050(3)	3,629,264
625,000	Jackson County, OR, School Dist No. 4, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(3)	436,394
1,105,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(3)	674,923
850,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2038(3)	511,760
2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,764,875
	Port of Portland, OR, Airport Rev
4,880,000	5.00%, 07/01/2031	6,014,312
3,920,000	5.00%, 07/01/2032	4,798,751
1,045,000	5.00%, 07/01/2033	1,322,636
	Salem Hospital Facs Auth, OR
910,000	5.00%, 05/15/2038	983,073
720,000	5.00%, 05/15/2048	767,390
	State of Oregon Housing & Community Services Department
2,285,000	4.50%, 01/01/2049	2,513,866
8,565,000	4.50%, 07/01/2049	9,489,335
	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Bond Guaranty Insured)
1,500,000	0.00%, 06/15/2036(3)	1,021,065
1,600,000	0.00%, 06/15/2037(3)	1,046,832
1,790,000	0.00%, 06/15/2038(3)	1,124,943

		45,183,367

	Pennsylvania - 4.9%
875,000	Allegheny County, PA, Industrial Dev Auth, Charter School 6.75%, 08/15/2035	877,336

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Pennsylvania - 4.9% - (continued)
$1,220,000	Beaver County, PA, GO, (BAM Insured) 5.00%, 11/15/2020	$1,221,696
	City of Philadelphia, PA, GO
965,000	5.00%, 08/01/2021	995,822
1,550,000	5.00%, 02/01/2033	1,959,727
2,000,000	5.00%, 02/01/2034	2,518,120
1,555,000	5.00%, 02/01/2035	1,945,227
225,000	City of Philadelphia, PA, Redev Auth 5.00%, 04/15/2025	257,791
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	1,174,032
	Commonwealth Finance Auth, PA
4,230,000	5.00%, 06/01/2026	5,071,439
125,000	5.00%, 06/01/2028	160,448
1,070,000	5.00%, 06/01/2029	1,360,794
145,000	5.00%, 06/01/2031	182,177
	County of Beaver, PA, GO, (BAM Insured)
1,285,000	5.00%, 11/15/2021	1,345,454
1,345,000	5.00%, 11/15/2022	1,468,330
1,000,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	1,247,200
	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured)
2,440,000	5.00%, 04/01/2028	3,113,367
1,105,000	5.00%, 04/01/2029	1,436,688
2,410,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	3,004,836
	Lancaster County, PA, Hospital Auth
635,000	5.00%, 07/01/2024	673,265
515,000	5.00%, 07/01/2025	552,518
	Montgomery County, PA, Industrial Dev Auth Rev
1,760,000	5.00%, 12/01/2044	1,941,755
2,455,000	5.00%, 12/01/2046	2,571,563
920,000	Pennsylvania Higher Educational Facs Auth 5.00%, 05/01/2032	1,107,432
	Pennsylvania Housing Finance Agency
1,000,000	3.10%, 04/01/2023	1,019,080
1,025,000	3.10%, 10/01/2023	1,044,516
2,250,000	Pennsylvania State, Industrial Dev Auth 5.00%, 07/01/2021	2,319,480
	Pennsylvania Turnpike Commission Rev
2,000,000	1.02%, 12/01/2021, MUNIPSA + 0.900%(4)	2,006,560
925,000	1.10%, 12/01/2021, MUNIPSA + 0.980%(4)	928,459
800,000	5.00%, 12/01/2020	802,920
1,000,000	5.00%, 12/01/2021	1,050,420
500,000	5.00%, 12/01/2027	610,365
1,000,000	5.00%, 12/01/2029	1,214,920
1,590,000	5.00%, 12/01/2030	1,925,617
2,000,000	5.00%, 12/01/2033	2,402,440
2,615,000	5.00%, 12/01/2037	2,871,113
755,000	5.00%, 12/01/2042	898,767
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
1,560,000	5.00%, 09/01/2022	1,682,195
2,000,000	5.00%, 09/01/2023	2,240,740
1,100,000	5.00%, 09/01/2031	1,393,326
1,060,000	5.00%, 09/01/2032	1,333,904
	Pittsburgh, PA, School Dist, GO (State Aid Withholding Insured)
3,145,000	5.00%, 09/01/2021	3,267,089
1,500,000	5.00%, 09/01/2023	1,558,620
	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured)
195,000	5.00%, 09/01/2032	252,012

The accompanying notes are an integral part of these financial statements.

98

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Pennsylvania - 4.9% - (continued)
$950,000	5.00%, 09/01/2033	$1,221,434
735,000	5.00%, 09/01/2034	942,366
500,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2038	592,295
1,500,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	1,788,135

		71,553,790

	Puerto Rico - 1.1%
1,085,000	Puerto Rico Highway & Transportation Auth, (AGM Insured) 4.95%, 07/01/2026	1,104,096
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
10,000,000	4.33%, 07/01/2040	10,262,800
4,750,000	5.00%, 07/01/2058	5,048,537

		16,415,433

	Rhode Island - 1.0%
	Rhode Island Health & Educational Building Corp., (AGM Insured)
2,700,000	5.00%, 05/15/2027	3,171,069
2,020,000	5.00%, 05/15/2028	2,483,065
	Rhode Island Housing & Mortgage Finance Corp., (GNMA/FNMA/FHLMC Insured)
1,015,000	2.75%, 04/01/2040	1,057,356
6,135,000	4.00%, 10/01/2048	6,791,199
	Rhode Island Student Loan Auth
115,000	4.50%, 12/01/2026	117,768
1,000,000	5.00%, 12/01/2028	1,184,100

		14,804,557

	South Carolina - 1.7%
1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017	417,270
	South Carolina Jobs-Economic Dev Auth
4,355,000	5.00%, 05/01/2029	5,399,547
1,375,000	5.00%, 05/01/2048	1,574,045
1,000,000	5.25%, 08/01/2024	1,134,300
	South Carolina Port Auth
1,420,000	4.00%, 07/01/2034	1,539,834
1,240,000	5.00%, 07/01/2029	1,582,860
1,100,000	5.00%, 07/01/2030	1,394,679
3,190,000	5.00%, 07/01/2031	4,020,931
	South Carolina Public Service Auth
1,460,000	5.00%, 12/01/2031(5)	1,908,877
1,400,000	5.00%, 12/01/2032(5)	1,814,204
	South Carolina State Public Service Auth
1,665,000	5.00%, 12/01/2031	1,914,567
2,350,000	5.00%, 12/01/2034	2,683,606

		25,384,720

	South Dakota - 0.6%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,125,000	2.45%, 11/01/2023	1,171,136
1,570,000	3.50%, 11/01/2046	1,669,240
2,665,000	3.75%, 11/01/2050	2,980,296
665,000	4.00%, 11/01/2047	724,358
	South Dakota State Educational Enhancement Funding Corp.
1,395,000	5.00%, 06/01/2024	1,545,758
1,000,000	5.00%, 06/01/2026	1,102,200

		9,192,988

	Tennessee - 0.8%
890,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	1,052,389

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Tennessee - 0.8% - (continued)
$500,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	$612,440
	Tennessee Housing Dev Agency
1,300,000	3.50%, 07/01/2045	1,385,514
3,615,000	3.50%, 01/01/2047	3,852,549
3,875,000	4.00%, 01/01/2049	4,241,730

		11,144,622

	Texas - 6.1%
1,000,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 5.00%, 08/15/2027	1,146,400
	Austin, TX, Airport System Rev
595,000	5.00%, 11/15/2026	730,440
1,125,000	5.00%, 11/15/2028	1,357,335
560,000	5.00%, 11/15/2030	666,064
1,620,000	Austin, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/01/2033	1,938,314
1,000,000	City of Arlington TX Special Tax Rev, (AGM Insured) 5.00%, 02/15/2034	1,160,680
2,100,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2022	2,285,115
1,060,000	City of Houston TX Hotel Occupancy Tax & Special Rev, (AGM-CR AMBAC Insured) 0.00%, 09/01/2025(3)	999,273
	City of Houston, TX, Airport System Rev
1,300,000	5.00%, 07/01/2030	1,669,291
1,000,000	5.00%, 07/01/2031	1,272,820
1,200,000	5.00%, 07/01/2033	1,500,840
3,685,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(1)	3,842,018
	Clifton, TX, Higher Education Finance Corp., (PSF-GTD Insured)
1,000,000	4.00%, 08/15/2029	1,184,190
1,050,000	4.00%, 08/15/2030	1,213,726
500,000	4.00%, 08/15/2031	575,250
1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,219,170
	Dallas-Fort Worth, TX, International Airport Rev
1,570,000	5.00%, 11/01/2021	1,640,807
1,750,000	5.00%, 11/01/2023	1,882,460
1,000,000	5.00%, 11/01/2024	1,173,500
1,500,000	Grapevine-Colleyville, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	1,814,430
	Harris County - Houston, TX, Sports Auth
2,500,000	5.00%, 11/15/2030	2,670,425
500,000	5.00%, 11/15/2032	521,175
2,950,000	5.00%, 11/15/2034	3,064,047
1,605,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2032	2,004,452
	Kerrville, TX, Health Facs Dev Corp.
1,300,000	5.00%, 08/15/2024	1,489,280
1,500,000	5.00%, 08/15/2035	1,684,950
1,580,000	La Joya, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2025	1,812,260
	New Hope, TX, Cultural Education Facs Finance Corp.
700,000	1.85%, 11/01/2020	700,000
3,375,000	5.00%, 11/01/2031	3,614,996
1,000,000	5.00%, 11/01/2046	1,044,160
	North Texas Tollway Auth Rev (AGC Insured )
5,000,000	0.00%, 01/01/2032(3)	4,027,150
1,000,000	5.00%, 01/01/2030	1,127,190
1,200,000	5.00%, 01/01/2035	1,408,464
1,440,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	1,770,394
1,000,000	Spring Branch, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/01/2026	1,190,500
23,720,000	State of Texas, GO 0.15%, 06/01/2043(1)	23,720,000

The accompanying notes are an integral part of these financial statements.

99

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Texas - 6.1% - (continued)
$2,575,000	Tarrant County, TX, Cultural Education Facs 5.00%, 10/01/2034	$2,715,930
1,725,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 6.25%, 12/15/2026	2,019,526
1,755,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	867,654
2,000,000	Travis County, TX, Health Facs Dev 7.13%, 11/01/2040	2,000,000

		88,724,676

	Utah - 0.2%
490,000	Salt Lake County, UT, (AMBAC Insured) 5.13%, 02/15/2033	569,561
1,125,000	State of Utah, GO 3.00%, 07/01/2034	1,273,556
1,505,000	Utah Housing Corp., (FHA Insured) 4.00%, 01/01/2045	1,614,986

		3,458,103

	Vermont - 0.3%
	Vermont Housing Finance Agency
1,425,000	4.00%, 11/01/2045	1,490,137
1,385,000	4.00%, 11/01/2046	1,488,667
1,910,000	4.00%, 05/01/2048	2,042,401

		5,021,205

	Virginia - 0.2%
880,000	Arlington County, VA, Industrial Dev Auth 5.00%, 07/01/2030	1,162,946
1,470,000	Virginia Small Business Financing Auth 5.00%, 01/01/2027	1,780,802

		2,943,748

	Washington - 0.8%
2,060,000	Chelan County, WA, Public Utility Dist No. 1, (NATL Insured) 0.00%, 06/01/2028(3)	1,851,837
1,400,000	County of King, WA, GO 5.00%, 01/01/2031	1,825,642
3,000,000	Port of Seattle, WA 5.00%, 05/01/2033	3,518,490
	Washington State Health Care Facs Auth Rev
780,000	5.00%, 07/01/2028	897,094
2,000,000	5.00%, 03/01/2029	2,312,960
1,400,000	Washington State Housing Finance Commission 5.00%, 01/01/2049(2)	1,437,534

		11,843,557

	West Virginia - 0.2%
1,000,000	West Virginia Housing Dev Fund 2.80%, 11/01/2022	1,035,910
1,555,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(1)	1,629,562

		2,665,472

	Wisconsin - 2.3%
1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	1,988,762
	Public Finance Auth, WI (AGM Insured)
1,530,000	4.00%, 07/01/2050	1,636,916
1,600,000	5.00%, 09/01/2025(2)	1,671,120
2,940,000	5.00%, 07/01/2035	3,488,222
1,050,000	5.00%, 07/01/2036	1,241,289
2,875,000	5.00%, 10/01/2043(2)	2,927,526
2,340,000	5.00%, 10/01/2044	2,793,983
2,015,000	5.00%, 10/01/2053(2)	2,033,256
1,350,000	Wisconsin Center Dist, WI 0.00%, 12/15/2031	989,496
	Wisconsin Health & Educational Facs Auth Rev
3,000,000	5.00%, 11/15/2027	3,445,620
1,700,000	5.00%, 12/01/2028	1,939,683
7,275,000	5.00%, 11/01/2039	7,428,212
1,000,000	5.00%, 11/01/2054	998,360

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.9% - (continued)
	Wisconsin - 2.3% - (continued)
$1,700,000	Wisconsin Housing & Economic Dev Auth 1.55%, 11/01/2038(1)	$1,701,411

		34,283,856

	Wyoming - 0.2%
	Wyoming Community Dev Auth
1,225,000	3.25%, 12/01/2023	1,306,524
1,100,000	4.00%, 12/01/2046	1,186,163

		2,492,687

	Total Municipal Bonds (cost $1,326,275,685)	$1,378,446,053

SHORT-TERM INVESTMENTS - 4.9%
	Repurchase Agreements - 4.9%
71,063,251	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $71,063,606; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $72,484,523	$71,063,251

	Total Short-Term Investments (cost $71,063,251)	$71,063,251

Total Investments (cost $1,397,338,936)	98.8%	$1,449,509,304
Other Assets and Liabilities	1.2%	17,846,268

Total Net Assets	100.0%	$1,467,355,572

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $18,171,242, representing 1.2% of net assets.

(3)	Security is a zero-coupon bond.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $19,824,123 at October 31, 2020.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

100

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$1,378,446,053	$—	$1,378,446,053	$—
Short-Term Investments	71,063,251	—	71,063,251	—

Total	$1,449,509,304	$—	$1,449,509,304	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

101

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5%
	Alabama - 2.7%
$250,000	State of Alabama, Docks Department, (AGM Insured) 5.00%, 10/01/2024	$290,183
350,000	State of Alabama, Troy University, (BAM Insured) 5.00%, 11/01/2024	408,460

		698,643

	Arizona - 0.8%
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2022	107,738
105,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	104,598

		212,336

	California - 1.7%
100,000	California County, CA, Tobacco Securitization Agency 4.00%, 06/01/2022	105,656
245,000	Orange County, CA, Community Facs Dist, Special Tax 4.00%, 08/15/2021	250,511
75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	82,148

		438,315

	Colorado - 1.8%
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	157,052
40,000	E-470 Public Highway, CO, Auth Rev 1.15%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(2)	40,034
150,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2021	156,963
105,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2022	114,010

		468,059

	Connecticut - 0.8%
185,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2024	200,268
	Florida - 7.2%
250,000	Alachua County, FL, Health Facs Auth 4.00%, 12/01/2023	274,218
175,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2024	190,316
200,000	City of Atlantic Beach, FL 3.00%, 11/15/2023	200,000
	JEA, FL, Electric System Rev
100,000	5.00%, 10/01/2021	104,020
100,000	5.00%, 10/01/2022	108,849
50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	57,515
	Miami-Dade County, FL, Seaport Department Rev
65,000	5.00%, 10/01/2021	67,406
145,000	5.00%, 10/01/2022	155,321
250,000	Orange County, FL, Convention Center/Orlando 5.00%, 10/01/2023	277,593
100,000	Osceola County, FL, Transportation Rev 5.00%, 10/01/2025	116,500
115,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	114,925
135,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	126,029
75,000	Tampa-Hillsborough County, FL, Expressway Auth 5.00%, 07/01/2021	77,234

		1,869,926

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5% - (continued)
	Georgia - 2.6%
	Burke County, GA, Dev Auth Rev
$70,000	2.35%, 10/01/2032(3)	$70,129
100,000	3.00%, 11/01/2045(3)	104,474
50,000	Main Street Natural Gas, Inc., GA 4.00%, 08/01/2049(3)	56,694
	Municipal Electric Auth, GA
75,000	5.00%, 01/01/2021	75,546
100,000	5.00%, 11/01/2021	104,489
100,000	5.00%, 11/01/2022	108,961
140,000	5.00%, 01/01/2024	159,264

		679,557

	Illinois - 20.9%
40,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(4)	38,697
	Chicago, IL, Board of Education, GO, (NATL Insured)
45,000	0.00%, 12/01/2021(4)	43,955
55,000	0.00%, 12/01/2022(4)	52,439
150,000	0.00%, 12/01/2024(4)	135,588
200,000	5.00%, 12/01/2021	206,470
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	243,490
280,000	Chicago, IL, O’Hare International Airport 5.00%, 01/01/2023	304,142
100,000	Chicago, IL, Transit Auth 5.00%, 12/01/2022	105,120
	City of Chicago, IL, GO
135,000	5.00%, 01/01/2022	141,018
50,000	5.00%, 01/01/2023	51,823
	City of Chicago, IL, Wastewater Transmission Rev, (NATL Insured)
160,000	0.00%, 01/01/2022(4)	156,862
110,000	0.00%, 01/01/2024(4)	103,653
85,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2020	85,000
	City of Decatur, IL, GO, (AGM Insured)
65,000	3.00%, 03/01/2022	66,876
150,000	5.00%, 03/01/2023	164,499
200,000	Cook County, IL, GO 5.00%, 11/15/2022	216,146
125,000	Illinois Housing Dev Auth 3.05%, 08/01/2022	129,899
	Illinois State Finance Auth Rev
45,000	5.00%, 09/01/2021	45,963
100,000	5.00%, 11/15/2021	104,292
75,000	5.00%, 05/15/2050(3)	85,932
100,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2026	123,159
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
50,000	0.00%, 02/01/2021(4)	49,922
225,000	0.00%, 02/01/2025(4)	216,565
205,000	5.00%, 02/01/2027	250,246
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
200,000	0.00%, 06/15/2021(4)	199,410
310,000	0.00%, 12/15/2022(4)	299,916
70,000	5.50%, 12/15/2023	75,137
	Railsplitter, IL, Tobacco Settlement Auth
150,000	5.00%, 06/01/2022	160,446
50,000	5.25%, 06/01/2021	51,380
	Sales Tax Securitization Corp., IL
150,000	5.00%, 01/01/2024	166,890
500,000	5.00%, 01/01/2026	585,120
	State of Illinois, GO
75,000	5.00%, 04/01/2021	76,120
120,000	5.00%, 02/01/2022	124,810
200,000	5.00%, 11/01/2022	208,288
100,000	5.00%, 10/01/2023	106,785
70,000	5.00%, 06/15/2026	79,361

The accompanying notes are an integral part of these financial statements.

102

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5% - (continued)
	Illinois - 20.9% - (continued)
$150,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2023	$164,289

		5,419,708

	Iowa - 0.2%
30,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2022	31,792
25,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	25,101

		56,893

	Kentucky - 1.0%
40,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	44,707
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(3)	222,922

		267,629

	Louisiana - 1.9%
110,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2021	112,761
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2023	216,390
170,000	Parish of St. John the Baptist, LA 2.13%, 06/01/2037(3)	170,745

		499,896

	Maine - 0.3%
70,000	Finance Auth of Maine Rev, (AGM Insured) 5.00%, 12/01/2021	72,746

	Maryland - 0.2%
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	40,321

	Massachusetts - 3.6%
	Massachusetts Dev Finance Agency, Rev
100,000	3.50%, 10/01/2022(1)	101,591
150,000	5.00%, 07/01/2022	160,038
150,000	5.00%, 07/01/2024	172,860
270,000	5.00%, 07/01/2025	315,577
	Massachusetts Educational Financing Auth
80,000	5.00%, 07/01/2023	87,336
80,000	5.00%, 07/01/2024	89,845

		927,247

	Michigan - 0.4%
	City of Detroit, MI, GO
15,000	5.00%, 04/01/2021	15,202
70,000	5.00%, 04/01/2022	72,790

		87,992

	Minnesota - 0.8%
200,000	Duluth, MN, Independent School Dist No. 709, (SCP Insured) 5.00%, 02/01/2022	210,378

	Missouri - 1.2%
50,000	City of St. Louis, MO, Airport Rev, (AGM Insured) 5.00%, 07/01/2023	55,277
100,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.00%, 05/15/2022	102,974
150,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	160,129

		318,380

	Nebraska - 1.5%
120,000	Central Plains, NE, Energy Project 5.25%, 12/01/2021	125,970
145,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	159,658
100,000	Washington County, NE Rev 0.90%, 09/01/2030(3)	99,442

		385,070

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5% - (continued)
	Nevada - 1.6%
$100,000	City of North Las Vegas, NV 3.50%, 06/01/2022	$100,811
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2024	169,013
35,000	City of Sparks, NV 2.50%, 06/15/2024(1)	34,664
100,000	Clark County, NV, School Dist, GO 5.00%, 06/15/2025	118,979

		423,467

	New Jersey - 3.4%
200,000	City of Bayonne, NJ, GO, (AGM School Bond Reserve Fund Insured) 0.00%, 07/01/2023(4)	196,042
	New Jersey Economic Dev Auth
100,000	5.00%, 06/15/2022	106,632
75,000	5.00%, 06/15/2023	82,220
140,000	New Jersey Educational Facs Auth 5.00%, 07/01/2024	155,274
	New Jersey Transportation Trust Fund Auth
60,000	5.00%, 12/15/2023	66,837
40,000	5.00%, 12/15/2024	45,296
	Tobacco Settlement Financing Corp., NJ
125,000	5.00%, 06/01/2023	138,959
70,000	5.00%, 06/01/2025	83,222

		874,482

	New Mexico - 3.0%
250,000	City of Santa Fe, NM, Rev 2.63%, 05/15/2025	243,770
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
65,000	3.75%, 03/01/2048	71,013
290,000	3.75%, 01/01/2050	321,880
125,000	4.00%, 01/01/2049	137,586

		774,249

	New York - 7.6%
135,000	Brookhaven, NY, Local Dev 1.63%, 11/01/2025	134,264
	Metropolitan Transportation Auth, NY, Rev
265,000	5.00%, 11/15/2024	304,279
500,000	5.00%, 11/15/2034(3)	520,245
1,000,000	New York City Water & Sewer System 0.13%, 06/15/2049(3)	1,000,000

		1,958,788

	North Dakota - 0.3%
80,000	North Dakota Housing Finance Agency 3.50%, 07/01/2046	85,678

	Ohio - 2.1%
	Cleveland, OH, Airport System Rev, (AGM Insured)
60,000	5.00%, 01/01/2022	62,785
60,000	5.00%, 01/01/2023	65,498
150,000	5.00%, 01/01/2024	168,328
90,000	County of Lucas, OH 5.00%, 11/15/2021	93,104
150,000	Southern Ohio Port Auth 6.25%, 12/01/2025	150,040

		539,755

	Oklahoma - 0.9%
225,000	Oklahoma Dev Finance Auth 1.63%, 07/06/2023	224,192

	Oregon - 0.7%
60,000	Salem Hospital Facs Auth, OR 5.00%, 05/15/2025	66,066
115,000	State of Oregon Housing & Community Services Department 3.50%, 07/01/2048	123,083

		189,149

	Pennsylvania - 3.7%
35,000	City of Philadelphia, PA, GO 5.00%, 08/01/2021	36,118
	City of Philadelphia, PA, Redev Auth
105,000	5.00%, 04/15/2021	106,804
100,000	5.00%, 04/15/2025	114,574

The accompanying notes are an integral part of these financial statements.

103

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5% - (continued)
	Pennsylvania - 3.7% - (continued)
	Lehigh County, PA, Industrial Dev Auth
$65,000	1.80%, 02/15/2027(3)	$65,707
55,000	1.80%, 09/01/2029(3)	55,558
150,000	Montgomery County, PA, Industrial Dev Auth Rev 4.00%, 12/01/2020	150,165
150,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2023	164,901
50,000	State Public School Building Auth, PA, (State Aid Withholding Insured) 5.00%, 04/01/2021	50,870
200,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2023	220,774

		965,471

	Puerto Rico - 1.4%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
177,000	0.00%, 07/01/2024(4)	163,272
244,000	0.00%, 07/01/2029(4)	191,193

		354,465

	Rhode Island - 1.4%
150,000	Rhode Island Health & Educational Building Corp., (Municipal Government Guaranteed Insured) 5.00%, 05/15/2022	160,105
15,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	15,395
	Rhode Island Student Loan Auth
25,000	3.00%, 12/01/2024	25,809
100,000	5.00%, 12/01/2023	109,327
60,000	Rhode Island Tobacco Settlement Financing Corp. 5.00%, 06/01/2021	61,506

		372,142

	South Carolina - 0.7%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2024	170,630

	Tennessee - 3.2%
250,000	Chattanooga, TN, Health Educational & Housing Facs Board 5.00%, 08/01/2025	294,175
150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022(1)	147,224
	Tennessee Housing Dev Agency
85,000	3.50%, 07/01/2045	90,591
145,000	3.50%, 01/01/2047	154,629
135,000	3.50%, 01/01/2048	144,442

		831,061

	Texas - 7.4%
100,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 4.00%, 12/01/2022	107,359
70,000	Big Sandy, TX, Independent School Dist Upshur County, GO, (PSF-GTD Insured) 5.00%, 02/15/2024	80,117
100,000	Central Texas Turnpike System Rev 5.00%, 08/15/2024	116,872
105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	112,569
95,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(3)	99,048
50,000	Harris County, TX, Metropolitan Transportation Auth 5.00%, 11/01/2022	54,607
100,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	100,440
1,000,000	State of Texas 4.00%, 08/26/2021	1,030,660
205,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.00%, 12/15/2032	218,026

		1,919,698

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 92.5% - (continued)
	Utah - 0.6%
$130,000	Salt Lake County, UT , (AMBAC Insured) 5.13%, 02/15/2033	$151,108

	Washington - 2.2%
100,000	Chelan County, WA, Public Utility Dist No. 1, (NATL Insured) 0.00%, 06/01/2021(4)	99,706
195,000	Tobacco Settlement Auth, WA 5.00%, 06/01/2024	216,649
250,000	Washington State Housing Finance Commission 2.38%, 01/01/2026(1)	240,255

		556,610

	West Virginia - 0.2%
55,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(3)	57,637

	Wisconsin - 2.5%
	Public Finance Auth, WI, (AGM Insured)
150,000	4.00%, 07/01/2025	168,937
225,000	4.00%, 07/01/2026	257,526
200,000	Wisconsin Health & Educational Facs Auth 5.00%, 11/01/2025	213,072

		639,535

	Total Municipal Bonds (cost $23,566,648)	$23,941,481

SHORT-TERM INVESTMENTS - 5.6%
	Repurchase Agreements - 5.6%
1,442,949	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,442,956; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $1,471,829	$1,442,949

	Total Short-Term Investments (cost $1,442,949)	$1,442,949

Total Investments (cost $25,009,597)	98.1%	$25,384,430
Other Assets and Liabilities	1.9%	500,476

Total Net Assets	100.0%	$25,884,906

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $628,332, representing 2.4% of net assets.

(2)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

104

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$23,941,481	$—	$23,941,481	$—
Short-Term Investments	1,442,949	—	1,442,949	—

Total	$25,384,430	$—	$25,384,430	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5%
	Asset-Backed - Automobile - 0.5%
	Credit Acceptance Auto Loan Trust
$4,960,000	2.38%, 11/15/2028(1)	$5,087,324
987,607	3.55%, 08/15/2027(1)	998,708
2,832,150	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	2,865,646

		8,951,678

	Asset-Backed - Finance & Insurance - 3.3%
1,969,890	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(2)	1,962,225
1,028,049	American Credit Acceptance Receivables Trust 0.62%, 10/13/2023(1)	1,028,450
2,250,000	Apidos CLO 1.32%, 04/15/2031, 3 mo. USD LIBOR + 1.080%(1)(3)	2,220,124
7,825,000	Conn’s Receivables Funding LLC 1.71%, 06/16/2025(1)	7,829,952
4,860,000	Credit Acceptance Auto Loan Trust 1.24%, 10/15/2029(1)	4,857,395
2,623,500	DB Master Finance LLC 3.79%, 05/20/2049(1)	2,689,192
	Ellington Financial Mortgage Trust
2,568,000	1.18%, 10/25/2065(1)(2)	2,567,908
737,242	2.74%, 11/25/2059(1)(2)	752,342
1,190,000	KKR CLO Ltd. 1.24%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	1,169,234
3,825,000	Neuberger Berman Loan Advisers CLO Ltd. 1.24%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(3)	3,782,948
1,250,000	Octagon Investment Partners Ltd. 1.24%, 07/17/2030, 3 mo. USD LIBOR + 1.020%(1)(3)	1,229,119
4,000,000	OneMain Financial Issuance Trust 3.48%, 02/14/2031(1)	4,044,532
2,842,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	2,841,375
	Regional Management Issuance Trust
1,450,000	3.05%, 11/15/2028(1)	1,451,045
2,500,000	4.56%, 01/18/2028(1)	2,526,035
1,797,532	Residential Mortgage Loan Trust 2.38%, 02/25/2024(1)(2)	1,821,647
156,956	Towd Point Mortgage Trust 2.75%, 05/25/2055(1)(2)	158,264
4,915,000	Tryon Park CLO Ltd. 1.13%, 04/15/2029, 3 mo. USD LIBOR + 0.890%(1)(3)	4,872,554
3,890,000	Verizon Owner Trust 0.47%, 02/20/2025	3,894,235
2,755,000	Z Capital Credit Partners CLO Ltd. 1.68%, 07/16/2027, 3 mo. USD LIBOR + 1.450%(1)(3)	2,692,608

		54,391,184

	Asset-Backed - Home Equity - 0.1%
261,692	Accredited Mortgage Loan Trust 0.83%, 01/25/2035, 1 mo. USD LIBOR + 0.680%(3)	260,768
708,537	Morgan Stanley ABS Capital, Inc. Trust 0.91%, 01/25/2035, 1 mo. USD LIBOR + 0.760%(3)	705,603
49,044	Residential Asset Securitization Trust 4.97%, 07/25/2034(2)	50,206

		1,016,577

	Collateralized - Mortgage Obligations - 0.1%
2,235,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	2,289,233

	Commercial Mortgage-Backed Securities - 2.1%
1,390,000	BBCMS Mortgage Trust 2.02%, 04/15/2053	1,433,545

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Commercial Mortgage-Backed Securities - 2.1% - (continued)
$1,255,653	CF Hippolyta LLC 2.28%, 07/15/2060(1)	$1,261,446
	Citigroup Mortgage Loan Trust
1,729,260	3.25%, 03/25/2061(1)(2)	1,822,401
1,344,150	3.50%, 02/25/2058(1)(2)	1,425,766
1,635,000	CSMC Trust 2.26%, 08/15/2037(1)	1,678,379
214,714	DBUBS Mortgage Trust 0.59%, 11/10/2046(1)(2)(4)	4
	FREMF Mortgage Trust
900,000	4.02%, 05/25/2045(1)(2)	935,578
3,028,530	4.15%, 02/25/2046(1)(2)	3,034,556
4,235,000	GS Mortgage Securities Corp. Trust 2.75%, 02/10/2037(1)	4,297,839
6,830,000	GS Mortgage Securities Trust 3.12%, 11/10/2045	7,048,663
	JP Morgan Chase Commercial Mortgage Securities Trust
1,547,957	3.91%, 05/05/2030(1)	1,227,111
895,283	4.39%, 07/15/2046(1)	904,639
9,500,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	9,749,123

		34,819,050

	Other Asset-Backed Securities - 5.5%
	Affirm Asset Securitization Trust
4,850,000	1.90%, 01/15/2025(1)	4,849,847
1,770,099	3.46%, 10/15/2024(1)	1,781,312
764,361	Avant Loans Funding Trust 2.72%, 10/15/2026(1)	767,540
234,444	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(2)	243,901
734,930	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(2)	742,276
	Bayview Opportunity Master Fund Trust
329,601	3.50%, 01/28/2055(1)(2)	335,974
589,287	3.50%, 06/28/2057(1)(2)	608,760
755,693	4.00%, 10/28/2064(1)(2)	785,155
	Carlyle Global Market Strategies CLO Ltd.
249,672	1.11%, 01/18/2029, 3 mo. USD LIBOR + 0.890%(1)(3)	246,509
1,495,453	1.19%, 04/17/2031, 3 mo. USD LIBOR + 0.970%(1)(3)	1,466,078
1,000,000	1.62%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)(3)	954,313
7,000,000	Chase Auto Credit Linked Notes 0.99%, 01/25/2028(1)	7,014,239
1,502,590	CSMC Trust 4.13%, 07/25/2058(1)(2)	1,508,654
1,080,000	Dryden Senior Loan Fund 1.21%, 04/15/2031, 3 mo. USD LIBOR + 0.970%(1)(3)	1,061,020
2,694,401	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	2,511,162
5,875,000	InSite Issuer LLC 1.50%, 09/15/2050(1)	5,865,671
	Marlette Funding Trust
2,010,247	2.39%, 12/17/2029(1)	2,028,309
573,287	2.69%, 09/17/2029(1)	577,769
757,052	3.13%, 07/16/2029(1)	764,498
406,359	3.44%, 04/16/2029(1)	410,086
	Mill City Mortgage Loan Trust
387,026	2.50%, 04/25/2057(1)(2)	391,078
3,864,557	2.75%, 07/25/2059(1)(2)	4,007,014
1,551,755	2.75%, 01/25/2061(1)(2)	1,597,554
903,493	3.25%, 05/25/2062(1)(2)	936,687
1,710,112	3.49%, 08/25/2058(1)(2)	1,819,268
1,659,636	3.50%, 05/25/2058(1)(2)	1,726,298
476,828	Nationstar HECM Loan Trust 2.65%, 06/25/2029(1)(2)	478,382
2,434,531	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	2,386,014
1,041,453	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	1,044,234

The accompanying notes are an integral part of these financial statements.

106

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Other Asset-Backed Securities - 5.5% - (continued)
$1,848,980	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	$1,688,606
17,649	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	17,677
921,786	SoFi Consumer Loan Program Trust 2.02%, 01/25/2029(1)	931,875
	Stack Infrastructure Issuer LLC
3,285,000	1.89%, 08/25/2045(1)	3,296,097
3,560,000	3.08%, 10/25/2044(1)	3,632,236
	Towd Point Mortgage Trust
4,415,000	1.75%, 10/25/2060(1)	4,498,660
565,022	2.25%, 04/25/2056(1)(2)	571,660
1,120,532	2.25%, 07/25/2056(1)(2)	1,138,267
167,424	2.75%, 02/25/2055(1)(2)	169,805
424,887	2.75%, 04/25/2055(1)(2)	430,422
1,726,664	2.75%, 10/25/2056(1)(2)	1,769,769
1,088,258	2.75%, 04/25/2057(1)(2)	1,117,316
740,110	2.75%, 07/25/2057(1)(2)	761,524
1,136,017	2.75%, 10/25/2057(1)(2)	1,172,648
1,915,198	2.90%, 10/25/2059(1)(2)	2,030,151
	Vantage Data Centers Issuer LLC
7,080,000	1.65%, 09/15/2045(1)	7,036,025
2,544,958	3.19%, 07/15/2044(1)	2,650,754
1,279,988	4.20%, 11/16/2043(1)	1,328,680
	Verus Securitization Trust
2,828,627	1.50%, 05/25/2065(1)	2,838,743
2,021,810	2.42%, 01/25/2060(1)	2,054,286
2,072,966	2.64%, 11/25/2059(1)	2,112,927
1,120,651	3.68%, 06/01/2058(1)(2)	1,126,176

		91,283,906

	Whole Loan Collateral CMO - 8.9%
	Angel Oak Mortgage Trust
4,286,070	1.47%, 06/25/2065(1)(2)	4,299,390
6,631,316	1.69%, 04/25/2065(1)(2)	6,663,576
1,211,350	2.47%, 12/25/2059(1)(2)	1,221,809
	Angel Oak Mortgage Trust LLC
222,995	2.48%, 07/25/2047(1)(2)	224,195
131,813	2.71%, 11/25/2047(1)(2)	131,944
9,652	2.81%, 01/25/2047(1)(2)	9,645
2,866,294	2.99%, 07/26/2049(1)(2)	2,900,075
1,078,824	3.92%, 11/25/2048(1)(2)	1,103,850
	Arroyo Mortgage Trust
3,844,558	2.96%, 10/25/2048(1)(2)	3,942,739
970,571	3.81%, 01/25/2049(1)(2)	1,000,612
4,302,855	Bravo Residential Funding Trust 1.45%, 05/25/2060(1)(2)	4,303,771
	Bunker Hill Loan Depositary Trust
2,629,593	1.72%, 02/25/2055(1)(2)	2,649,478
3,162,743	2.72%, 11/25/2059(1)	3,237,057
941,012	3.61%, 10/26/2048(1)	975,897
2,908,709	3.82%, 10/26/2048(1)	3,006,276
1,911,744	CIM Trust 3.00%, 04/25/2057(1)(2)	1,953,133
1,270,000	Colombia Cent CLO Ltd. 1.37%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(3)	1,259,526
	COLT Mortgage Loan Trust
5,452,625	1.26%, 09/25/2065(1)(2)	5,452,280
4,824,000	1.33%, 10/26/2065	4,823,946
7,983,570	1.39%, 01/25/2065(1)(2)	7,981,191
254,152	1.85%, 03/25/2065(1)(2)	255,991
3,531,405	2.49%, 02/25/2050(1)(2)	3,562,033
2,144,155	2.58%, 11/25/2049(1)(2)	2,169,240
482,549	2.76%, 08/25/2049(1)(2)	487,663
371,498	3.71%, 03/25/2049(1)(2)	373,249
	CSMC Trust
7,875,000	1.21%, 05/25/2065(1)	7,874,758

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Whole Loan Collateral CMO - 8.9% - (continued)
$7,850,000	2.00%, 01/25/2060(1)	$8,073,497
2,293,717	2.24%, 02/25/2050(1)(2)	2,321,784
	Deephaven Residential Mortgage Trust
2,829,313	1.69%, 05/25/2065(1)	2,843,520
4,077,172	2.34%, 01/25/2060(1)(2)	4,109,792
228,716	2.45%, 06/25/2047(1)(2)	229,226
86,562	2.73%, 12/26/2046(1)(2)	86,696
3,307,961	2.79%, 10/25/2059(1)(2)	3,352,952
109,532	2.81%, 10/25/2047(1)(2)	110,691
589,969	3.48%, 04/25/2058(1)(2)	600,808
1,240,304	3.79%, 08/25/2058(1)(2)	1,244,807
4,585,000	FirstKey Homes Trust 1.27%, 10/19/2037(1)	4,553,257
178,709	Flagstar Mortgage Trust 4.00%, 09/25/2048(1)(2)	179,105
2,009,214	Galton Funding Mortgage Trust 2.66%, 10/25/2059(1)(2)	2,047,662
	GCAT Trust
2,469,729	1.56%, 04/25/2065(1)	2,468,469
3,101,725	2.25%, 01/25/2060(1)	3,161,267
1,903,887	2.65%, 10/25/2068(1)(2)	1,960,186
298,894	Home Re Ltd. 1.75%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	295,113
791,792	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	834,206
	MFA Trust
2,132,645	1.48%, 08/25/2049(1)(2)	2,143,463
386,828	2.59%, 02/25/2057(1)(2)	391,377
	New Residential Mortgage Loan Trust
2,425,743	0.90%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	2,420,379
2,755,334	1.65%, 05/24/2060(1)(2)	2,767,975
3,353,149	2.46%, 01/26/2060(1)(2)	3,404,853
471,873	3.25%, 09/25/2056(1)(2)	500,951
800,273	3.50%, 12/25/2057(1)(2)	843,947
467,451	3.75%, 11/26/2035(1)(2)	504,112
323,783	3.75%, 03/25/2056(1)(2)	346,675
529,178	3.75%, 11/25/2056(1)(2)	567,966
950,232	4.00%, 02/25/2057(1)(2)	1,027,832
950,269	4.00%, 03/25/2057(1)(2)	1,023,595
661,261	4.00%, 04/25/2057(1)(2)	713,260
927,809	4.00%, 05/25/2057(1)(2)	1,011,961
1,638,168	4.00%, 09/25/2057(1)(2)	1,792,884
750,202	4.00%, 12/25/2057(1)(2)	808,971
2,235,759	NRZ Excess Spread-Collateralized Notes 3.61%, 05/25/2023(1)	2,235,810
	OBX Trust
3,055,074	3.50%, 12/25/2049(1)(2)	3,163,834
519,664	4.00%, 11/25/2048(1)(2)	520,870
2,199,413	PSMC Trust 3.50%, 10/25/2049(1)(2)	2,226,780
286,265	Radnor RE Ltd. 1.35%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(3)	286,111
	Sequoia Mortgage Trust
2,574,284	3.50%, 11/25/2049(1)(2)	2,630,181
28,303	4.00%, 09/25/2048(1)(2)	28,281
1,029,648	4.50%, 08/25/2048(1)(2)	1,077,763
599,445	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(2)	605,095
	Starwood Mortgage Residential Trust
1,586,182	1.49%, 04/25/2065(1)(2)	1,590,232
3,184,566	2.28%, 02/25/2050(1)(2)	3,240,752
4,929	Wells Fargo Mortgage Backed Securities Trust 4.00%, 04/25/2049(1)(2)	4,921

		148,217,193

	Total Asset & Commercial Mortgage-Backed Securities (cost $339,234,851)	$340,968,821

The accompanying notes are an integral part of these financial statements.

107

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.8%
	Aerospace/Defense - 0.5%
$365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$365,673
4,000,000	Boeing Co. 4.51%, 05/01/2023	4,237,422
	L3Harris Technologies, Inc.
1,475,000	3.83%, 04/27/2025	1,643,738
2,275,000	3.85%, 06/15/2023	2,456,613
164,000	United Technologies Corp. 3.65%, 08/16/2023	177,179

		8,880,625

	Agriculture - 0.3%
5,000,000	BAT Capital Corp. 2.79%, 09/06/2024	5,278,695

	Apparel - 0.4%
2,520,000	PVH Corp. 4.63%, 07/10/2025	2,658,603
4,000,000	VF Corp. 2.40%, 04/23/2025	4,249,930

		6,908,533

	Auto Manufacturers - 2.3%
2,000,000	Daimler Finance North America LLC 2.00%, 07/06/2021(1)	2,019,302
	Ford Motor Credit Co. LLC
3,125,000	3.35%, 11/01/2022	3,113,281
2,800,000	4.06%, 11/01/2024	2,807,840
	General Motors Financial Co., Inc.
1,500,000	1.70%, 08/18/2023	1,512,840
2,850,000	2.90%, 02/26/2025	2,959,886
2,500,000	3.15%, 06/30/2022	2,571,615
2,500,000	3.20%, 07/06/2021	2,533,680
2,500,000	4.20%, 11/06/2021	2,575,786
2,500,000	Harley-Davidson Financial Services, Inc. 2.85%, 01/15/2021(1)	2,506,057
	Hyundai Capital America
2,500,000	2.38%, 02/10/2023(1)	2,570,404
1,825,000	4.13%, 06/08/2023(1)	1,960,422
1,250,000	Nissan Motor Acceptance Corp. 2.55%, 03/08/2021(1)	1,255,188
2,500,000	Nissan Motor Co., Ltd. 3.04%, 09/15/2023(1)	2,537,019
	Volkswagen Group of America Finance LLC
1,800,000	2.85%, 09/26/2024(1)	1,909,424
2,000,000	3.13%, 05/12/2023(1)	2,114,458
3,025,000	4.25%, 11/13/2023(1)	3,325,364

		38,272,566

	Beverages - 0.3%
1,700,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	1,928,240
	Constellation Brands, Inc.
2,435,000	2.65%, 11/07/2022	2,532,918
340,000	2.70%, 05/09/2022	350,286
625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	631,483

		5,442,927

	Biotechnology - 0.6%
3,150,000	Gilead Sciences, Inc. 0.75%, 09/29/2023	3,157,422
6,200,000	Royalty Pharma plc 1.20%, 09/02/2025(1)	6,168,602

		9,326,024

	Chemicals - 1.0%
	Celanese U.S. Holdings LLC
915,000	3.50%, 05/08/2024	984,556
3,225,000	4.63%, 11/15/2022	3,476,999
3,600,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,959,034
2,500,000	Eastman Chemical Co. 3.50%, 12/01/2021	2,574,544
1,825,000	LYB International Finance LLC 1.25%, 10/01/2025	1,829,637
	Nutrition & Biosciences, Inc.
2,110,000	0.70%, 09/15/2022(1)	2,115,837
2,350,000	1.23%, 10/01/2025(1)	2,353,171

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Chemicals - 1.0% - (continued)
$48,000	Sherwin-Williams Co. 2.75%, 06/01/2022	$49,564

		17,343,342

	Commercial Banks - 15.5%
	Banco Santander S.A.
1,600,000	3.13%, 02/23/2023	1,677,883
1,200,000	3.50%, 04/11/2022	1,247,556
600,000	3.85%, 04/12/2023	641,356
	Bank of America Corp.
4,700,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(5)	4,695,319
6,000,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(5)	6,005,460
2,500,000	1.32%, 06/19/2026, (1.32% fixed rate until 06/19/2025; 3 mo. USD SOFR + 1.150% thereafter)(5)	2,512,538
2,000,000	1.49%, 05/19/2024, (1.49% fixed rate until 05/19/2023; 3 mo. USD SOFR + 1.460% thereafter)(5)	2,040,840
5,125,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	5,306,074
1,500,000	2.74%, 01/23/2022, (2.74% fixed rate until 01/23/2021; 3 mo. USD LIBOR + 0.370% thereafter)(5)	1,507,808
3,750,000	3.88%, 08/01/2025	4,241,503
1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,555,260
1,775,000	Barclays plc 4.61%, 02/15/2023, (4.61% fixed rate until 02/15/2022; 3 mo. USD LIBOR + 1.400% thereafter)(5)	1,859,190
	BNP Paribas S.A.
580,000	2.95%, 05/23/2022(1)	601,596
750,000	3.50%, 03/01/2023(1)	797,235
	BPCE S.A.
4,860,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(5)	4,891,172
3,000,000	2.38%, 01/14/2025(1)	3,134,375
1,750,000	2.75%, 01/11/2023(1)	1,833,877
300,000	3.00%, 05/22/2022(1)	310,631
1,500,000	4.00%, 09/12/2023(1)	1,629,597
	Canadian Imperial Bank of Commerce
1,250,000	2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(5)	1,294,477
4,500,000	3.10%, 04/02/2024	4,853,599
	Capital One Financial Corp.
1,250,000	3.05%, 03/09/2022	1,290,828
1,750,000	3.45%, 04/30/2021	1,772,529
1,755,000	3.90%, 01/29/2024	1,914,211
	CIT Group, Inc.
2,500,000	4.13%, 03/09/2021	2,515,625
1,620,000	5.00%, 08/15/2022	1,711,125
3,980,000	5.00%, 08/01/2023	4,288,450
	Citigroup, Inc.
5,000,000	0.78%, 10/30/2024, (0.78% fixed rate until 10/30/2023; 3 mo. USD SOFR + 0.686% thereafter)(5)	4,997,258
3,000,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. USD SOFR + 0.867% thereafter)(5)	3,054,237
4,500,000	2.90%, 12/08/2021	4,614,740

The accompanying notes are an integral part of these financial statements.

108

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Commercial Banks - 15.5% - (continued)
	Citizens Bank NA
$770,000	2.55%, 05/13/2021	$777,682
4,500,000	2.65%, 05/26/2022	4,644,221
665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	673,530
3,550,000	Comerica, Inc. 3.70%, 07/31/2023	3,830,677
4,000,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(3)(5)	3,969,526
	Credit Agricole S.A.
2,794,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(1)(5)	2,862,081
735,000	3.75%, 04/24/2023(1)	789,830
	Credit Suisse Group AG
3,420,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	3,584,761
2,001,000	3.57%, 01/09/2023(1)	2,067,157
	Danske Bank A/S
3,000,000	1.17%, 12/08/2023, (1.17% fixed rate until 12/08/2022; 12 mo. USD CMT + 1.030% thereafter)(1)(3)(5)	3,004,442
1,250,000	2.70%, 03/02/2022(1)	1,286,278
5,510,000	5.00%, 01/12/2022(1)	5,769,907
3,000,000	Deutsche Bank AG 2.22%, 09/18/2024, (2.22% fixed rate until 09/18/2023; 3 mo. USD SOFR + 2.159% thereafter)(5)	3,030,230
2,425,000	Discover Bank 2.45%, 09/12/2024	2,550,688
3,000,000	DNB Bank ASA 2.15%, 12/02/2022(1)	3,104,722
	Fifth Third Bancorp
2,430,000	2.38%, 01/28/2025	2,564,170
1,750,000	2.60%, 06/15/2022	1,807,992
2,000,000	3.65%, 01/25/2024	2,178,166
	Goldman Sachs Group, Inc.
1,225,000	2.35%, 11/15/2021	1,225,811
660,000	2.63%, 04/25/2021	666,019
4,000,000	3.00%, 04/26/2022	4,049,280
1,500,000	3.20%, 02/23/2023	1,587,319
2,500,000	3.63%, 02/20/2024	2,715,382
	HSBC Holdings plc
3,500,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD LIBOR + 1.140% thereafter)(5)	3,667,457
2,135,000	3.26%, 03/13/2023, (3.26% fixed rate until 03/13/2022; 3 mo. USD LIBOR + 1.055% thereafter)(5)	2,207,007
	Huntington Bancshares, Inc.
2,000,000	2.30%, 01/14/2022	2,042,518
1,700,000	3.15%, 03/14/2021	1,713,777
	ING Groep N.V.
705,000	3.15%, 03/29/2022	732,395
2,000,000	4.10%, 10/02/2023	2,195,680
	Intesa Sanpaolo S.p.A.
1,955,000	3.13%, 07/14/2022(1)	2,012,748
2,000,000	3.25%, 09/23/2024(1)	2,108,789
1,675,000	3.38%, 01/12/2023(1)	1,743,013
750,000	6.50%, 02/24/2021(1)	762,758
	JP Morgan Chase & Co.
3,000,000	1.51%, 06/01/2024, (1.51% fixed rate until 06/01/2023; 3 mo. USD SOFR + 1.455% thereafter)(5)	3,065,052
4,600,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	4,836,950
3,750,000	3.90%, 07/15/2025	4,241,176

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Commercial Banks - 15.5% - (continued)
$4,100,000	Macquarie Bank Ltd. 2.10%, 10/17/2022(1)	$4,226,836
3,000,000	Macquarie Group Ltd. 3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(5)	3,132,475
1,045,000	Manufacturers & Traders Trust Co. 1.37%, 12/28/2020, 1 mo. USD LIBOR + 1.215%(3)	1,045,323
3,580,000	Mitsubishi UFJ Financial Group, Inc. 2.62%, 07/18/2022	3,711,596
2,000,000	Mizuho Financial Group, Inc. 2.72%, 07/16/2023, (2.72% fixed rate until 07/16/2022; 3 mo. USD LIBOR + 0.840% thereafter)(5)	2,070,399
	Morgan Stanley
2,000,000	0.79%, 01/20/2023, 3 mo. USD SOFR + 0.700%(3)	2,005,576
8,615,000	0.86%, 10/21/2025, (0.86% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.745% thereafter)(5)	8,603,674
2,675,000	4.00%, 07/23/2025	3,040,040
4,125,000	NatWest Markets plc 3.63%, 09/29/2022(1)	4,341,527
	Regions Financial Corp.
1,500,000	2.25%, 05/18/2025	1,586,366
2,500,000	2.75%, 08/14/2022	2,596,675
1,500,000	3.80%, 08/14/2023	1,631,153
3,900,000	Royal Bank of Canada 2.25%, 11/01/2024	4,124,776
	Santander Holdings USA, Inc.
3,035,000	3.45%, 06/02/2025	3,268,245
3,530,000	3.70%, 03/28/2022	3,658,427
2,670,000	Santander UK plc 2.10%, 01/13/2023	2,756,022
	Standard Chartered plc
3,655,000	2.74%, 09/10/2022, (2.74% fixed rate until 09/10/2021; 3 mo. USD LIBOR + 1.200% thereafter)(1)(5)	3,710,283
3,400,000	4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(5)	3,526,741
1,800,000	Swedbank AB 0.60%, 09/25/2023(1)	1,797,210
	Truist Financial Corp.
2,000,000	1.20%, 08/05/2025(6)	2,037,809
895,000	2.90%, 03/03/2021	901,038
1,750,000	3.05%, 06/20/2022	1,822,253
4,230,000	UBS Group AG 1.01%, 07/30/2024, (1.01% fixed rate until 07/30/2023; 12 mo. USD CMT + 0.830% thereafter)(1)(3)(5)	4,245,774
	UniCredit S.p.A.
3,250,000	3.75%, 04/12/2022(1)(6)	3,363,270
3,035,000	6.57%, 01/14/2022(1)	3,211,244
	Wells Fargo & Co.
7,500,000	2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	7,792,535
4,650,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(5)	4,904,897

		257,977,704

	Commercial Services - 1.0%
	Equifax, Inc.
3,365,000	2.60%, 12/01/2024	3,580,700
1,035,000	3.30%, 12/15/2022	1,085,573
2,555,000	3.95%, 06/15/2023	2,760,305
	Global Payments, Inc.
2,345,000	2.65%, 02/15/2025	2,481,226
1,500,000	3.80%, 04/01/2021	1,517,332
1,500,000	4.00%, 06/01/2023	1,620,943

The accompanying notes are an integral part of these financial statements.

109

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Commercial Services - 1.0% - (continued)
$2,750,000	IHS Markit Ltd. 4.13%, 08/01/2023	$2,988,590

		16,034,669

	Construction Materials - 0.4%
3,600,000	Carrier Global Corp. 2.24%, 02/15/2025(1)	3,754,389
2,380,000	Lennox International, Inc. 1.35%, 08/01/2025	2,407,458

		6,161,847

	Diversified Financial Services - 2.8%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2,000,000	3.15%, 02/15/2024	1,982,625
910,000	3.30%, 01/23/2023	917,858
1,880,000	4.50%, 09/15/2023	1,952,391
	Air Lease Corp.
2,500,000	2.25%, 01/15/2023	2,513,767
2,700,000	2.63%, 07/01/2022	2,738,240
	Aircastle Ltd.
1,200,000	4.13%, 05/01/2024	1,184,842
1,400,000	4.40%, 09/25/2023	1,409,395
3,075,000	5.13%, 03/15/2021	3,116,065
3,050,000	5.25%, 08/11/2025(1)	3,026,715
2,690,000	Ally Financial, Inc. 3.88%, 05/21/2024	2,892,959
4,250,000	Avolon Holdings Funding Ltd. 2.88%, 02/15/2025(1)	4,005,635
2,500,000	CNA Financial Corp. 7.25%, 11/15/2023(6)	2,942,147
1,660,000	Intercontinental Exchange, Inc. 0.70%, 06/15/2023	1,670,439
4,125,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	4,259,203
1,875,124	Marlette Funding Trust 1.02%, 09/16/2030(1)	1,878,446
1,800,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	1,850,710
	Synchrony Financial
2,135,000	2.85%, 07/25/2022	2,202,538
1,245,000	4.38%, 03/19/2024	1,362,131
4,925,000	Western Union Co. 2.85%, 01/10/2025	5,197,362

		47,103,468

	Electric - 2.8%
2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022	2,585,969
2,500,000	Ameren Corp. 2.50%, 09/15/2024	2,655,678
3,400,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	3,726,115
2,280,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	2,408,880
2,475,000	Dominion Energy, Inc. 3.07%, 08/15/2024(3)	2,672,404
	Edison International
2,000,000	2.40%, 09/15/2022(6)	2,030,021
2,750,000	2.95%, 03/15/2023	2,836,415
1,840,000	3.55%, 11/15/2024	1,942,401
395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	399,679
	Enel Finance International N.V.
3,150,000	2.88%, 05/25/2022(1)	3,248,532
1,500,000	4.25%, 09/14/2023(1)	1,640,707
3,760,000	Evergy, Inc. 2.45%, 09/15/2024	3,984,866
	Eversource Energy
1,055,000	2.50%, 03/15/2021	1,061,375
890,000	3.80%, 12/01/2023	974,374
970,000	FirstEnergy Corp. 2.85%, 07/15/2022	995,541
	Israel Electric Corp. Ltd.
1,300,000	6.88%, 06/21/2023(1)	1,485,250
410,000	6.88%, 06/21/2023(7)	468,425
1,850,000	ITC Holdings Corp. 2.70%, 11/15/2022	1,928,873
	Public Service Enterprise Group, Inc.
3,500,000	0.80%, 08/15/2025	3,484,956
3,410,000	2.88%, 06/15/2024	3,665,231
3,000,000	Southern Co. 2.35%, 07/01/2021	3,033,985

		47,229,677

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Electronics - 0.8%
$4,850,000	Flex Ltd. 3.75%, 02/01/2026	$5,307,153
850,000	Fortive Corp. 2.35%, 06/15/2021	858,371
870,000	Keysight Technologies Inc. 4.55%, 10/30/2024	981,717
5,325,000	Roper Technologies, Inc. 1.00%, 09/15/2025	5,358,130

		12,505,371

	Food - 0.9%
	Conagra Brands, Inc.
1,200,000	3.25%, 09/15/2022	1,264,175
2,000,000	4.30%, 05/01/2024	2,226,546
4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	4,052,456
2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,536,140
1,850,000	Sysco Corp. 5.65%, 04/01/2025	2,180,831
2,000,000	Tyson Foods, Inc. 4.50%, 06/15/2022	2,109,418

		14,369,566

	Gas - 0.4%
975,000	East Ohio Gas Co. 1.30%, 06/15/2025(1)	992,993
6,180,000	NiSource, Inc. 0.95%, 08/15/2025	6,160,330

		7,153,323

	Healthcare-Products - 0.3%
2,260,000	Boston Scientific Corp. 3.45%, 03/01/2024	2,441,942
2,870,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	3,122,405

		5,564,347

	Healthcare-Services - 1.6%
	Anthem, Inc.
2,720,000	2.38%, 01/15/2025	2,885,128
1,500,000	2.95%, 12/01/2022	1,571,653
1,960,000	Bon Secours Mercy Health, Inc. 1.35%, 06/01/2025	1,967,251
	CommonSpirit Health
2,985,000	1.55%, 10/01/2025	2,992,861
3,771,000	2.76%, 10/01/2024	3,951,722
2,000,000	HCA, Inc. 4.75%, 05/01/2023	2,182,566
	Howard University
1,965,000	2.42%, 10/01/2024	1,996,983
655,000	2.52%, 10/01/2025	666,240
1,685,000	2.74%, 10/01/2022	1,707,390
1,905,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	1,926,914
	UnitedHealth Group, Inc.
1,590,000	1.25%, 01/15/2026	1,622,087
3,300,000	3.50%, 02/15/2024	3,605,147

		27,075,942

	Home Builders - 0.1%
2,000,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	2,080,000

	Household Products/Wares - 0.2%
2,515,000	Church & Dwight Co., Inc. 2.88%, 10/01/2022(6)	2,630,114

	Insurance - 1.6%
3,000,000	American International Group, Inc. 2.50%, 06/30/2025	3,216,211
565,000	Aon Corp. 2.20%, 11/15/2022	584,863
1,250,000	Assurant, Inc. 4.20%, 09/27/2023	1,352,681
2,020,000	Equitable Financial Life Global Funding 1.40%, 07/07/2025(1)	2,066,107
785,000	Equitable Holdings, Inc. 3.90%, 04/20/2023	844,322
3,250,000	Liberty Mutual Group, Inc. 4.95%, 05/01/2022(1)	3,460,226
2,315,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	2,553,485
4,735,000	Pacific Life Global Funding 1.20%, 06/24/2025(1)	4,783,517
785,000	Principal Life Global Funding 1.25%, 06/23/2025(1)	798,183

The accompanying notes are an integral part of these financial statements.

110

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Insurance - 1.6% - (continued)
$705,000	Trinity Acquisition plc 3.50%, 09/15/2021	$720,980
3,485,000	Unum Group 4.50%, 03/15/2025	3,875,467
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,454,989

		26,711,031

	Internet - 0.5%
1,535,000	Meituan 2.13%, 10/28/2025(1)	1,536,501
2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,101,250
3,630,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	3,780,355

		7,418,106

	Investment Company Security - 0.0%
482,365	FinCo LLC 2.64%, 06/27/2025, 1 mo. USD LIBOR	473,022

	Iron/Steel - 0.5%
	Steel Dynamics, Inc.
395,000	2.40%, 06/15/2025	414,481
7,000,000	2.80%, 12/15/2024	7,427,531

		7,842,012

	IT Services - 1.5%
	Hewlett Packard Enterprise Co.
4,550,000	2.25%, 04/01/2023	4,708,359
1,250,000	3.50%, 10/05/2021	1,282,906
4,000,000	HP, Inc. 2.20%, 06/17/2025	4,187,079
5,775,000	IBM Corp. 3.00%, 05/15/2024	6,242,557
3,850,000	Leidos, Inc. 2.95%, 05/15/2023(1)	4,045,495
	Seagate HDD Cayman
3,150,000	4.75%, 06/01/2023	3,401,490
700,000	4.88%, 03/01/2024(6)	766,537

		24,634,423

	Lodging - 0.8%
5,090,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	5,148,364
	Marriott International, Inc.
1,565,000	2.13%, 10/03/2022	1,571,538
1,500,000	2.30%, 01/15/2022	1,517,978
2,500,000	3.60%, 04/15/2024	2,577,626
2,300,000	MGM Resorts International 6.00%, 03/15/2023	2,386,250

		13,201,756

	Machinery-Diversified - 0.6%
	CNH Industrial Capital LLC
2,000,000	4.38%, 11/06/2020	2,000,001
995,000	4.38%, 04/05/2022	1,043,686
1,850,000	Otis Worldwide Corp. 2.06%, 04/05/2025	1,942,850
	Roper Technologies, Inc.
3,225,000	2.35%, 09/15/2024	3,408,021
1,500,000	3.65%, 09/15/2023	1,624,296

		10,018,854

	Media - 1.4%
2,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	2,649,206
3,185,000	Comcast Corp. 3.70%, 04/15/2024	3,507,885
	Cox Communications, Inc.
905,000	2.95%, 06/30/2023(1)	949,918
5,157,000	3.15%, 08/15/2024(1)	5,556,268
3,000,000	3.25%, 12/15/2022(1)	3,158,800
	Fox Corp.
550,000	3.67%, 01/25/2022	571,773
735,000	4.03%, 01/25/2024	806,310
	ViacomCBS, Inc.
815,000	2.90%, 06/01/2023	853,640
2,900,000	3.25%, 03/15/2023	3,005,988

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 53.8% - (continued)
		Media - 1.4% - (continued)
	$2,675,000	Videotron Ltd. 5.00%, 07/15/2022	$2,802,330

			23,862,118

		Mining - 0.1%
	561,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	570,333
	320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	331,072

			901,405

		Miscellaneous Manufacturing - 0.1%
	1,480,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	1,582,376

		Office/Business Equipment - 0.1%
	1,528,000	Xerox Corp. 4.50%, 05/15/2021	1,550,920

		Oil & Gas - 2.5%
		Aker BP ASA
	2,000,000	2.88%, 01/15/2026(1)	1,979,971
	5,845,000	3.00%, 01/15/2025(1)	5,838,488
	3,075,000	4.75%, 06/15/2024(1)	3,159,338
		Canadian Natural Resources Ltd.
	1,250,000	2.05%, 07/15/2025	1,266,275
	875,000	2.95%, 01/15/2023	907,070
	2,795,000	Cimarex Energy Co. 4.38%, 06/01/2024	2,984,032
	3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)(6)	3,676,126
	3,000,000	Marathon Petroleum Corp. 4.50%, 05/01/2023	3,228,475
	3,000,000	Noble Energy, Inc. 3.90%, 11/15/2024	3,314,735
	5,050,000	Occidental Petroleum Corp. 2.70%, 08/15/2022	4,669,988
EUR	2,535,000	Petroleos Mexicanos 3.13%, 11/27/2020(7)	2,945,875
		Valero Energy Corp.
	$3,500,000	2.70%, 04/15/2023	3,601,375
	4,360,000	2.85%, 04/15/2025	4,466,388

			42,038,136

		Pharmaceuticals - 2.0%
		AbbVie, Inc.
	1,250,000	2.30%, 05/14/2021	1,260,795
	5,000,000	2.60%, 11/21/2024(1)	5,317,725
	5,000,000	AstraZeneca plc 0.70%, 04/08/2026	4,924,613
		Bayer U.S. Finance LLC
	2,000,000	3.50%, 06/25/2021(1)	2,034,454
	1,400,000	3.88%, 12/15/2023(1)	1,524,432
	2,081,000	Cigna Corp. 3.75%, 07/15/2023	2,251,320
	1,060,000	CVS Health Corp. 2.63%, 08/15/2024	1,130,623
		Elanco Animal Health, Inc.
	4,075,000	4.91%, 08/27/2021	4,166,687
	2,560,000	5.27%, 08/28/2023	2,767,462
	95,000	Mylan N.V. 3.75%, 12/15/2020	95,117
	4,850,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	4,774,413
		Upjohn, Inc.
	2,000,000	1.13%, 06/22/2022(1)	2,017,976
	755,000	1.65%, 06/22/2025(1)	770,899

			33,036,516

		Pipelines - 2.7%
		Energy Transfer Operating L.P.
	1,870,000	2.90%, 05/15/2025	1,881,747
	1,130,000	4.20%, 09/15/2023	1,190,838
	2,150,000	4.50%, 04/15/2024	2,281,495
	1,700,000	Enterprise Products Operating LLC 2.85%, 04/15/2021	1,714,952
	2,775,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	2,760,305
	7,500,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(1)	7,522,552
		Kinder Morgan Energy Partners L.P.
	850,000	4.15%, 03/01/2022	887,837
	750,000	4.25%, 09/01/2024	827,873

The accompanying notes are an integral part of these financial statements.

111

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 53.8% - (continued)
	Pipelines - 2.7% - (continued)
	MPLX L.P.
$2,160,000	1.75%, 03/01/2026	$2,148,080
240,000	3.50%, 12/01/2022	251,083
1,575,000	ONEOK, Inc. 5.85%, 01/15/2026	1,791,068
5,200,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024(6)	5,386,400
2,050,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	2,075,097
	Western Midstream Operating L.P.
750,000	4.00%, 07/01/2022	750,000
5,725,000	4.10%, 02/01/2025	5,393,637
	Williams Cos., Inc.
3,000,000	3.60%, 03/15/2022	3,101,666
4,500,000	4.30%, 03/04/2024	4,903,870

		44,868,500

	Real Estate Investment Trusts - 3.0%
	American Tower Corp.
905,000	1.30%, 09/15/2025	912,516
1,750,000	3.00%, 06/15/2023	1,854,302
2,350,000	3.38%, 05/15/2024	2,539,510
3,890,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	4,083,759
1,500,000	Crown Castle International Corp. 3.15%, 07/15/2023	1,594,142
	Equinix, Inc.
5,500,000	1.00%, 09/15/2025	5,476,637
2,000,000	1.25%, 07/15/2025(6)	2,012,816
5,715,000	Federal Realty Investment Trust 1.25%, 02/15/2026	5,699,078
2,000,000	Realty Income Corp. 3.25%, 10/15/2022	2,093,060
	SBA Tower Trust
1,390,000	1.88%, 01/15/2026(1)	1,433,153
1,745,000	2.84%, 01/15/2025(1)	1,848,784
1,760,000	3.17%, 04/11/2022(1)	1,780,176
4,020,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(1)	4,297,335
3,325,000	Simon Property Group L.P. 3.50%, 09/01/2025	3,639,374
3,700,000	Ventas Realty L.P. 2.65%, 01/15/2025	3,904,628
2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	2,030,924
	Welltower, Inc.
2,000,000	3.63%, 03/15/2024	2,168,610
2,000,000	3.95%, 09/01/2023	2,162,789

		49,531,593

	Retail - 0.3%
	CVS Health Corp.
2,350,000	2.13%, 06/01/2021	2,370,359
1,078,000	3.70%, 03/09/2023	1,153,938
1,790,000	Dollar Tree, Inc. 3.70%, 05/15/2023	1,919,775

		5,444,072

	Savings & Loans - 0.3%
	Nationwide Building Society
3,550,000	2.00%, 01/27/2023(1)	3,655,186
1,400,000	3.62%, 04/26/2023, (3.62% fixed rate until 04/26/2022; 3 mo. USD LIBOR + 1.181% thereafter)(1)(5)	1,454,918

		5,110,104

	Semiconductors - 0.5%
	Broadcom, Inc.
1,500,000	2.25%, 11/15/2023	1,560,045
1,563,000	3.46%, 09/15/2026	1,703,353
1,500,000	3.63%, 10/15/2024	1,636,728
2,400,000	Microchip Technology, Inc. 2.67%, 09/01/2023(1)	2,490,421

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 53.8% - (continued)
		Semiconductors - 0.5% - (continued)
	$860,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	$963,444

			8,353,991

		Software - 0.1%
	1,380,000	Fiserv, Inc. 3.80%, 10/01/2023	1,502,272

		Telecommunications - 0.9%
	2,390,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	2,475,047
EUR	1,237,234	Lorca Finco plc 0.00%, 09/17/2027, 3 mo. EURIBOR + 4.250%	1,435,541
	$5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,616,875
	2,323,750	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 09/20/2021(1)	2,345,524
	2,000,000	Telefonica Emisiones S.A. 4.57%, 04/27/2023	2,191,218
	1,000,000	Verizon Communications, Inc. 5.15%, 09/15/2023	1,124,557

			15,188,762

		Toys/Games/Hobbies - 0.1%
	1,750,000	Hasbro, Inc. 2.60%, 11/19/2022	1,813,752

		Transportation - 1.1%
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	3,000,000	1.20%, 11/15/2025(1)	2,994,044
	1,500,000	2.70%, 03/14/2023(1)	1,565,674
	1,425,000	2.70%, 11/01/2024(1)	1,513,907
	2,065,000	3.45%, 07/01/2024(1)	2,239,467
	1,250,000	3.90%, 02/01/2024(1)	1,359,361
	2,000,000	4.13%, 08/01/2023(1)	2,170,744
	1,270,000	Ryder System, Inc. 2.25%, 09/01/2021	1,286,724
	4,450,000	TTX Co. 3.60%, 01/15/2025(1)	4,918,402

			18,048,323

		Trucking & Leasing - 0.9%
	2,650,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	2,656,464
	2,950,000	Avolon Holdings Funding Ltd. 5.13%, 10/01/2023(1)	3,001,590
	5,275,000	DAE Funding LLC 5.25%, 11/15/2021(1)	5,341,781
	2,500,000	GATX Corp. 4.35%, 02/15/2024	2,740,100
	300,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	308,943

			14,048,878

		Total Corporate Bonds (cost $865,483,922)	$894,519,662

FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
		Qatar - 0.1%
	1,960,000	Qatar Government International Bond 3.88%, 04/23/2023(1)	$2,102,100

		Total Foreign Government Obligations (cost $1,946,711)	$2,102,100

MUNICIPAL BONDS - 0.8%
		General - 0.3%
	4,620,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	$4,668,232

		General Obligation - 0.2%
	2,805,000	Cook County, IL, GO 4.74%, 11/15/2022	2,900,258

		Higher Education - 0.2%
	2,630,000	Chicago, IL, Board of Education, GO 5.28%, 12/01/2022	2,731,150

The accompanying notes are an integral part of these financial statements.

112

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

MUNICIPAL BONDS - 0.8% - (continued)
		Transportation - 0.1%
	$1,750,000	Alameda Corridor, CA, Transportation Auth, (NATL Insured) 0.00%, 10/01/2022(1)(8)	$1,705,130
	1,000,000	Chicago, IL, Transit Auth 2.06%, 12/01/2024	1,011,170

			2,716,300

		Total Municipal Bonds (cost $12,727,489)	$13,015,940

SENIOR FLOATING RATE INTERESTS - 15.9%(9)
		Advertising - 0.2%
	997,661	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$906,445
	1,230,000	E2open, LLC 0.00%, 10/29/2027	1,217,700
	1,374,613	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	1,335,959

			3,460,104

		Aerospace/Defense - 0.2%
	355,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	354,112
	3,742,483	TransDigm, Inc. 2.40%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	3,515,128

			3,869,240

		Airlines - 0.2%
	301,188	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	299,495
	455,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	461,738
	1,195,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	1,189,276
	947,838	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	830,249

			2,780,758

		Asset-Backed - Finance & Insurance - 0.0%
	695,000	PAI Holdco, Inc. 0.00%, 10/28/2027	689,357

		Auto Manufacturers - 0.1%
	1,444,460	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	1,428,210

		Auto Parts & Equipment - 0.4%
	1,110,938	Adient U.S. LLC 4.42%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	1,093,718
EUR	330,000	AL Alpine AT Bidco GmbH 3.25%, 10/31/2025, 3 mo. EURIBOR + 3.250%	358,073
	$656,866	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	642,704
EUR	1,566,138	Clarios Global L.P. 3.75%, 04/30/2026, 3 mo. EURIBOR + 3.750%	1,777,637
	$596,250	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%(10)	590,287
	360,000	GT Polaris, Inc. 5.00%, 08/04/2027, 1 mo. USD LIBOR + 4.000%	354,150
	382,163	IAA, Inc. 2.44%, 06/28/2026, 3 mo. USD LIBOR + 2.250%	369,425
	1,093,661	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	1,060,577

			6,246,571

		Beverages - 0.2%
	825,585	Jacobs Douwe Egberts International B.V. 2.19%, 11/01/2025, 3 mo. USD LIBOR + 2.000%	822,489
	618,750	Refresco Holding B.V. 3.52%, 03/28/2025, 3 mo. USD LIBOR + 3.250%	602,248

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Beverages - 0.2% - (continued)
EUR	1,750,000	Sunshine Investments B.V. 0.00%, 03/28/2025(10)	$2,013,680

			3,438,417

		Chemicals - 0.6%
	$934,537	Axalta Coating Systems U.S. Holdings, Inc. 1.97%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	905,332
EUR	627,702	CeramTec AcquiCo GmbH 2.75%, 03/07/2025, 3 mo. EURIBOR + 2.750%	694,910
	$844,046	CMC Materials, Inc. 2.19%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	831,385
	598,088	Diamond (BC) B.V. 3.21%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	571,174
	673,064	Element Solutions, Inc. 2.15%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	657,503
EUR	1,015,000	Froneri Lux FinCo S.a.r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	1,149,612
	$740,625	Hexion, Inc. 3.73%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	726,553
	287,833	Minerals Technologies, Inc. 3.00%, 02/14/2024, 3 mo. USD LIBOR + 2.250%	284,955
EUR	150,000	Nouryon Finance B.V. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	171,104
	$335,879	Nouryon USA LLC 3.15%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	324,795
	1,506,307	Tronox Finance LLC 3.18%, 09/23/2024, 3 mo. USD LIBOR + 3.000%	1,473,228
		Univar Solutions USA, Inc.
	332,488	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	322,998
	582,409	2.40%, 07/01/2024, 3 mo. USD LIBOR + 2.500%	569,852
	813,400	WR Grace & Co. 1.97%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	793,065

			9,476,466

		Commercial Services - 1.7%
		AlixPartners LLP
	1,346,175	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	1,304,107
EUR	359,525	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	412,528
	$939,867	Allied Universal Holdco LLC 4.40%, 07/10/2026, 1 mo. USD LIBOR + 4.250%	919,557
	638,400	Amentum Government Services Holdings LLC 3.65%, 02/01/2027, 1 mo. USD LIBOR + 3.500%	611,268
	387,075	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	375,463
EUR	1,075,000	Boels Topholding B.V. 4.00%, 01/14/2027, 3 mo. EURIBOR + 4.000%(10)	1,216,592
	$822,656	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	806,886
		Deerfield Dakota Holding LLC
EUR	1,995,000	4.00%, 04/09/2027, 3 mo. EURIBOR + 4.000%	2,279,912
	$2,788,013	4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	2,740,393
	68,320	Energizer Holdings, Inc. 2.44%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	67,978
	126,834	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	125,153
	478,773	Fly Funding S.a.r.l. 1.99%, 08/11/2025, 1 mo. USD LIBOR + 1.750%	412,740

The accompanying notes are an integral part of these financial statements.

113

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Commercial Services - 1.7% - (continued)
	$514,800	KAR Auction Services, Inc. 2.44%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	$492,921
EUR	925,000	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 3 mo. EURIBOR + 3.250%	1,049,830
	$1,480,834	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,460,206
EUR	621,771	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	704,832
	$1,671,268	Quikrete Holdings, Inc. 2.65%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	1,636,589
	1,754,380	Russell Investments U.S. Inst’l Holdco, Inc. 0.00%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	1,737,942
EUR	465,797	Techem Verwaltungsgesellschaft 675 mbH 2.63%, 07/15/2025, 3 mo. EURIBOR + 2.625%	533,083
	$1,446,895	Trans Union LLC 1.90%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	1,409,218
	481,363	U.S. Ecology Holdings, Inc. 2.65%, 11/01/2026, 3 mo. USD LIBOR + 2.500%	474,142
	3,542,700	United Rentals, Inc. 1.90%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	3,522,471
EUR	1,510,000	Verisure Holding AB 4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%(10)	1,749,829
	$839,542	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	837,024
	2,136,145	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	2,056,040

			28,936,704

		Construction Materials - 0.3%
	193,929	Advanced Drainage Systems, Inc. 2.44%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	192,150
	1,284,172	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	1,252,273
	1,278,835	Cornerstone Building Brands, Inc. 3.90%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	1,252,056
	661,607	Hamilton Holdco LLC 2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	641,758
	1,000,000	Installed Building Products, Inc. 2.40%, 04/15/2025, 1 mo. USD LIBOR + 2.250%	967,500
	992,347	Jeld-Wen, Inc. 2.15%, 12/14/2024, 1 mo. USD LIBOR + 2.000%	969,404

			5,275,141

		Distribution/Wholesale - 0.2%
	2,574,000	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	2,495,570

		Diversified Financial Services - 0.2%
	1,996,089	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	1,869,777
	479,500	Delos Finance S.a.r.l. 1.97%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	463,216
	945,686	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	925,193

			3,258,186

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Electrical Components & Equipment - 0.1%
	$2,325,000	Virgin Media Bristol LLC 2.65%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	$2,242,183

		Engineering & Construction - 0.1%
	1,935,000	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	1,797,131
EUR	399,779	Fluidra Finco S.L. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	458,330

			2,255,461

		Entertainment - 0.5%
	$1,625,915	Crown Finance U.S., Inc. 2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	904,139
	2,733,990	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	2,617,795
	1,003,381	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	966,828
	933,625	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	932,990
	1,000,000	Scientific Games International, Inc. 0.00%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	928,440
	414,184	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	405,383
	994,700	Wyndham Hotels & Resorts, Inc. 1.90%, 05/30/2025, 3 mo. USD LIBOR + 1.750%	944,547

			7,700,122

		Environmental Control - 0.1%
	1,707,735	Clean Harbors, Inc. 1.90%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	1,700,477

		Food - 0.3%
	309,688	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	307,442
	229,713	CHG PPC Parent LLC 2.90%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	221,673
	952,613	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	915,546
	805,789	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	784,138
		U.S. Foods, Inc.
	1,977,028	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	1,887,568
	1,168,200	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	1,107,605

			5,223,972

		Food Service - 0.1%
	348,788	8th Avenue Food & Provisions, Inc. 3.65%, 10/01/2025, 3 mo. USD LIBOR + 3.500%	343,482
		Aramark Services, Inc.
	554,934	1.90%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	529,502
	1,014,900	1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	962,257

			1,835,241

		Gas - 0.1%
EUR	150,000	Messer Industries GmbH 2.50%, 03/01/2026, 3 mo. EURIBOR + 2.750%	171,459
	$581,150	Messer Industries USA, Inc. 2.72%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	565,273

			736,732

The accompanying notes are an integral part of these financial statements.

114

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Hand/Machine Tools - 0.1%
	$1,475,000	Applecaramel Buyer LLC 0.00%, 10/19/2027	$1,452,079

		Healthcare-Products - 0.2%
		Avantor Funding, Inc.
	2,735,000	0.00%, 10/29/2027	2,707,650
	198,935	3.25%, 11/21/2024, 1 mo. USD LIBOR + 2.250%	196,862
	223,875	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	220,517

			3,125,029

		Healthcare-Services - 0.7%
	384,894	Agiliti Health, Inc. 3.19%, 01/04/2026, 3 mo. USD LIBOR + 3.000%	372,385
EUR	1,695,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	1,949,406
	$699,350	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	694,979
	534,600	Emerald TopCo, Inc. 3.71%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	514,552
	376,200	Ensemble RCM LLC 3.96%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	367,265
	813,006	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	577,828
		EyeCare Partners LLC
	292,297	3.75%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(11)	276,344
	1,246,439	3.90%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	1,178,409
	800,721	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	782,705
EUR	581,613	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	669,152
	$561,715	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	557,052
		MED ParentCo L.P.
	142,270	4.35%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(11)	135,038
	567,341	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	538,503
	610,000	Packaging Coordinators Midco, Inc. 0.00%, 09/25/2027	598,947
	476,280	Surgery Center Holdings, Inc. 4.25%, 09/03/2024, 3 mo. USD LIBOR + 3.250%	450,603
	762,678	Syneos Health, Inc. 1.90%, 08/01/2024, 3 mo. USD LIBOR + 2.000%	745,282
	1,513,050	Universal Health Services, Inc. 1.90%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	1,505,485

			11,913,935

		Household Products - 0.1%
	102,985	Prestige Brands, Inc. 2.15%, 01/26/2024, 3 mo. USD LIBOR + 2.000%	102,342
	863,909	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	846,363
	975,000	Weber-Stephen Products LLC 0.00%, 10/30/2027	964,645

			1,913,350

		Insurance - 0.9%
	975,100	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	938,007

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
	Insurance - 0.9% - (continued)
$115,000	Alliant Holdings Intermediate LLC 0.00%, 10/08/2027	$113,670
	Asurion LLC
2,248,445	3.15%, 08/04/2022, 1 mo. USD LIBOR + 2.750%	2,210,693
1,869,209	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	1,833,003
906,515	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	906,515
475,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026	469,262
	Hub International Ltd.
1,353,838	3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	1,300,077
535,950	5.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%	532,536
690,000	Hyperion Insurance Group Ltd. 0.00%, 10/22/2027	686,550
404,631	NFP Corp. 3.40%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	386,423
395,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%(10)	391,544
	Sedgwick Claims Management Services, Inc.
1,757,236	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	1,683,766
656,688	4.15%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	637,092
339,150	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	334,629
1,702,862	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	1,638,647

		14,062,414

	IT Services - 0.3%
	Science Applications International Corp.
1,857,100	2.02%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	1,814,925
544,000	2.40%, 03/12/2027, 1 mo. USD LIBOR + 2.250%	536,863
428,925	Surf Holdings LLC 3.75%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	414,878
1,659,133	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	1,602,308

		4,368,974

	Leisure Time - 0.2%
750,000	Caesars Resort Collection LLC 4.65%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	725,392
563,588	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	566,969
1,630,850	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	1,571,732

		2,864,093

	Lodging - 0.5%
1,389,192	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	1,347,947
2,940,244	Caesars Resort Collection LLC 2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	2,749,951
471,065	CityCenter Holdings LLC 3.00%, 04/18/2024, 3 mo. USD LIBOR + 2.250%	442,213
683,314	Four Seasons Hotels Ltd. 2.15%, 11/30/2023, 3 mo. USD LIBOR + 2.000%	656,268

The accompanying notes are an integral part of these financial statements.

115

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Lodging - 0.5% - (continued)
	$974,847	Hilton Worldwide Finance LLC 1.90%, 06/22/2026, 3 mo. USD LIBOR + 1.750%	$922,731
	1,500,151	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	1,433,890

			7,553,000

		Machinery-Construction & Mining - 0.0%
		Pro Mach Group, Inc.
XXX	153,569	1.75%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(10)(11)	155,105
	465,265	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(10)	446,654

			601,759

		Machinery-Diversified - 0.3%
	$880,000	Filtration Group Corporation 0.00%, 03/29/2025	867,530
		Gardner Denver, Inc.
	977,470	1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	943,259
	344,138	2.90%, 03/01/2027, 1 mo. USD LIBOR + 2.750%	339,299
	1,026,586	Gates Global LLC 3.75%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	1,005,202
EUR	280,000	Vertical Midco GmbH 4.25%, 07/30/2027, 3 mo. EURIBOR + 4.250%(10)	324,504
	$1,330,000	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%(10)	1,309,226

			4,789,020

		Media - 1.8%
		Adevinta ASA
EUR	800,000	0.00%, 10/23/2027	929,810
	$550,000	0.00%, 10/23/2027	545,875
	1,240,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027	1,227,600
	843,900	Altice Financing S.A. 2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	802,405
	1,001,300	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	764,242
EUR	370,000	Banijay Entertainment S.A.S 0.00%, 03/04/2025(10)	423,198
	$685,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%(10)	662,737
	1,615,173	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	1,572,273
		CSC Holdings LLC
	914,338	2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	880,864
	1,228,125	2.40%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	1,184,760
	1,094,790	2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,058,388
	699,385	E.W. Scripps Co. 2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	674,473
	972,563	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	955,134
	1,193,748	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	1,160,622
	697,813	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	647,221
	2,422,534	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	2,394,409

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Media - 1.8% - (continued)
	$330,691	NASCAR Holdings, Inc. 2.90%, 10/19/2026, 3 mo. USD LIBOR + 2.750%	$321,362
		Nexstar Broadcasting, Inc.
	276,553	2.40%, 01/17/2024, 3 mo. USD LIBOR + 2.250%	268,904
	2,132,588	2.90%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	2,075,008
	213,925	Nielsen Finance LLC 4.75%, 06/04/2025, 1 mo. USD LIBOR + 3.750%	213,069
EUR	682,395	Nielsen Holding & Finance B.V. 3.75%, 06/04/2025, 3 mo. EURIBOR + 3.750%	793,758
	$883,929	Sinclair Television Group, Inc. 2.65%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	855,201
		UPC Broadband Holding B.V.
EUR	780,000	0.00%, 01/31/2029	895,828
	$2,890,000	0.00%, 01/31/2029	2,814,138
		Virgin Media Bristol LLC
	585,000	0.00%, 01/31/2029	573,195
EUR	800,000	0.00%, 01/31/2029	918,518
	1,400,000	Virgin Media SFA Finance Ltd. 2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	1,583,796
	$268,059	Web.com Group, Inc. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	257,589
EUR	1,310,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,483,262
	$1,345,000	Ziggo Financing Partnership 2.65%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,288,752

			30,226,391

		Metal Fabricate/Hardware - 0.2%
	773,063	Cardtronics USA, Inc. 5.00%, 06/29/2027, 1 mo. USD LIBOR + 4.000%	770,164
	1,163,936	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	1,138,329
	1,400,240	RBS Global, Inc. 1.90%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	1,385,481

			3,293,974

		Miscellaneous Manufacturing - 0.2%
	1,060,174	Core & Main L.P. 3.75%, 08/01/2024, 3 mo. USD LIBOR + 3.000%	1,025,061
	740,547	H.B. Fuller Co. 2.15%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	726,662
	1,238,775	Ingersoll-Rand Services Co. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,195,418
	508,563	Momentive Performance Materials USA LLC 3.40%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	480,912
	381,150	Tamko Building Products LLC 3.40%, 06/01/2026, 3 mo. USD LIBOR + 3.250%	371,621

			3,799,674

		Oil & Gas Services - 0.2%
	736,300	Buckeye Partners L.P. 2.90%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	721,442
	2,256,438	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	2,233,873

			2,955,315

		Packaging & Containers - 0.3%
	994,538	Berlin Packaging LLC 3.15%, 11/07/2025, 3 mo. USD LIBOR + 3.000%	952,270

The accompanying notes are an integral part of these financial statements.

116

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Packaging & Containers - 0.3% - (continued)
		Berry Global, Inc.
	$968,010	2.15%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	$956,684
	1,185,000	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	1,145,623
		Flex Acquisition Co., Inc.
	996,557	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	957,003
	833,218	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	811,196
	822,861	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	806,519

			5,629,295

		Pharmaceuticals - 0.8%
	1,060,000	Bausch Health Americas, Inc. 2.90%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	1,033,945
	851,433	Bausch Health Americas, Inc. 3.15%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	830,504
	1,083,309	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	1,056,096
	5,161,374	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%(10)	5,044,160
	1,441,575	Endo International plc 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	1,365,892
EUR	441,663	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	506,898
	$524,008	IQVIA, Inc. 1.90%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	516,583
	760,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	746,069
		Pathway Vet Alliance LLC
	75,164	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(10)(11)	73,379
	920,212	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(10)	898,357
	1,965,150	Sunshine Luxembourg S.a.r.l. 5.25%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	1,943,357

			14,015,240

		Pipelines - 0.2%
	1,509,942	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	1,383,484
	646,813	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	585,773
	453,444	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	423,403
	769,300	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	717,564
	659,895	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	606,866

			3,717,090

		Real Estate - 0.2%
	491,250	Belron Finance U.S. LLC 2.50%, 11/13/2025, 3 mo. USD LIBOR + 2.500%	476,513

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Real Estate - 0.2% - (continued)
	$1,080,477	KFC Holding Co. 1.90%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	$1,052,881
	1,345,909	VICI Properties LLC 1.90%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	1,290,390

			2,819,784

		Retail - 0.7%
	1,781,465	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,706,501
	1,766,516	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	1,759,344
	282,750	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	273,340
	333,325	Buzz Merger Sub Ltd. 2.90%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	323,326
		Coty, Inc.
	1,522,394	2.39%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	1,329,248
EUR	777,113	2.50%, 04/07/2025, 3 mo. EURIBOR + 2.500%	825,871
	$1,551,534	Harbor Freight Tools USA, Inc. 0.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	1,526,492
	475,251	IRB Holding Corp. 3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	450,961
	1,730,000	Les Schwab Tire Centers 0.00%, 10/28/2027	1,712,700
	1,436,105	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	1,404,510
	1,001,387	Staples, Inc. 5.25%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	916,519

			12,228,812

		Semiconductors - 0.1%
	552,813	Entegris, Inc. 2.15%, 11/06/2025, 3 mo. USD LIBOR + 2.000%	551,259
	1,076,560	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	1,063,556
	565,012	ON Semiconductor Corp. 2.15%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	551,898

			2,166,713

		Software - 1.2%
EUR	300,000	AI Convoy (Luxembourg) S.a.r.l. 3.75%, 01/17/2027, 3 mo. EURIBOR + 3.750%	341,579
	$1,425,381	Aristocrat Technologies, Inc. 1.96%, 10/19/2024, 3 mo. USD LIBOR + 1.750%	1,386,183
	220,123	By Crown Parent LLC 4.00%, 01/31/2026, 1 mo. USD LIBOR + 3.000%	215,446
	813,692	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	804,034
	1,597,228	CDW LLC 1.90%, 10/13/2026, 1 mo. USD LIBOR + 1.750%	1,589,242
	1,363,150	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	1,333,542
	1,795,975	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	1,766,413
	544,310	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	541,724
	1,017,756	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	958,950
	1,118,327	Go Daddy Operating Co. LLC 1.90%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,090,514
	1,476,980	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,453,777

The accompanying notes are an integral part of these financial statements.

117

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 15.9%(9) - (continued)
		Software - 1.2% - (continued)
	$147,186	MA FinanceCo. LLC 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	$138,355
	210,000	Navicure, Inc. 4.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	206,850
	993,985	Seattle Spinco, Inc. 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	934,346
	2,242,190	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	2,176,760
		Ultimate Software Group, Inc.
	638,550	3.90%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	626,667
	1,455,000	4.75%, 05/04/2026, 1 mo. USD LIBOR + 4.000%	1,445,004
	807,863	Verint Systems, Inc. 2.14%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	795,745
	711,766	Western Digital Corp. 1.90%, 04/29/2023, 1 mo. USD LIBOR + 1.750%	705,182
	1,980,038	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	1,965,544

			20,475,857

		Telecommunications - 0.8%
		Altice France S.A.
	709,275	2.90%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	676,258
	1,665,514	3.84%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,607,854
	1,022,275	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	982,314
	1,719,506	Ciena Corp. 1.90%, 09/26/2025, 1 mo. USD LIBOR + 1.750%	1,712,199
	325,000	Consolidated Communications, Inc. 0.00%, 10/02/2027	321,750
	735,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	734,081
	1,344,926	Level 3 Financing, Inc. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,295,836
	1,057,410	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	1,029,981
	2,630,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	2,537,477
		Zayo Group Holdings, Inc.
	1,104,450	3.15%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	1,062,569
EUR	432,825	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	491,175

			12,451,494

		Transportation - 0.3%
	240,000	Boluda Corp. Maritima S.L. 3.50%, 07/30/2026, 3 mo. EURIBOR + 3.500%	269,683
	$3,134,250	Genesee & Wyoming, Inc. 2.22%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	3,064,293
	852,593	Savage Enterprises LLC 3.15%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	834,688

			4,168,664

		Total Senior Floating Rate Interests (cost $270,321,309)	$263,640,868

U.S. GOVERNMENT AGENCIES - 6.8%
		Mortgage-Backed Agencies - 6.8%
		FHLMC - 1.9%
	6,000,000	1.00%, 05/15/2041	$6,072,188
	1,309,685	1.10%, 11/25/2048, 1 mo. USD LIBOR + 0.950%(1)(3)	1,298,096

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 6.8% - (continued)
	Mortgage-Backed Agencies - 6.8% - (continued)
	FHLMC - 1.9% - (continued)
$5,000,000	1.13%, 08/12/2021	$5,038,570
4,628,801	1.25%, 07/15/2031	4,672,754
1,221,378	1.50%, 01/15/2027	1,238,713
10,362,597	1.57%, 07/25/2021(2)(4)	49,016
2,961,273	2.00%, 09/15/2041	3,024,820
3,914,901	2.50%, 12/15/2042	4,077,259
4,023,591	3.00%, 04/01/2031	4,222,609
599,972	3.50%, 04/01/2027	641,878
497,698	3.50%, 09/15/2043	522,004
1,531,457	3.75%, 05/15/2039	1,591,683

		32,449,590

	FNMA - 3.9%
1,815,144	1.50%, 11/25/2042	1,851,795
1,064,051	1.75%, 05/25/2040	1,076,930
4,788,542	2.00%, 04/25/2034	4,944,529
1,324,333	2.00%, 07/25/2039	1,334,389
6,168,521	2.00%, 12/25/2042	6,334,396
8,123,538	2.50%, 03/25/2035	8,431,553
5,239,092	3.00%, 02/25/2043	5,542,217
307,272	3.00%, 04/25/2043	319,827
2,274,076	3.00%, 05/25/2047	2,354,286
5,476,185	3.25%, 11/25/2043	5,690,132
912,078	3.50%, 11/01/2026	964,737
2,350,620	3.50%, 12/01/2026	2,512,356
341,909	3.50%, 12/01/2028	364,898
4,684,175	3.50%, 10/25/2035	5,132,653
5,600,000	3.50%, 11/17/2035(12)	5,916,313
3,233,231	3.50%, 07/25/2045	3,384,393
1,322,137	3.50%, 05/25/2056	1,385,480
6,041,188	4.00%, 11/25/2041	6,562,609

		64,103,493

	GNMA - 1.0%
2,953,069	2.00%, 05/20/2046	3,035,988
6,673,810	2.50%, 10/20/2041	6,939,375
2,879,479	2.50%, 07/20/2042	3,019,186
1,755,467	3.00%, 08/20/2045	1,837,453
1,320,610	3.50%, 05/20/2048	1,438,420
134,099	5.00%, 08/20/2039	150,111

		16,420,533

	Total U.S. Government Agencies (cost $108,925,417)	$112,973,616

U.S. GOVERNMENT SECURITIES - 1.2%
	U.S. Treasury Securities - 1.2%
	U.S. Treasury Notes - 1.2%
10,000,000	0.13%, 05/15/2023	$9,987,110
9,950,000	1.38%, 02/15/2023	10,223,625

		20,210,735

	Total U.S. Government Securities (cost $20,088,212)	$20,210,735

	Total Long-Term Investments (cost $1,618,727,911)	$1,647,431,742

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.7%
12,194,680	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $12,194,741; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $12,438,591	$12,194,680

The accompanying notes are an integral part of these financial statements.

118

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.0% - (continued)
	Securities Lending Collateral - 0.3%
$4,568,395	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(13)	$4,568,395
4,610	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(13)	4,610

		4,573,005

	Total Short-Term Investments (cost $16,767,685)	$16,767,685

Total Investments (cost $1,635,495,596)	100.1%	$1,664,199,427
Other Assets and Liabilities	(0.1)%	(1,564,626)

Total Net Assets	100.0%	$1,662,634,801

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $586,413,371, representing 35.3% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(4)	Securities disclosed are interest-only strips.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $3,414,300, representing 0.2% of net assets.

(8)	Security is a zero-coupon bond.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $639,866, which rounds to 0.0% of total net assets.

(12)	Represents or includes a TBA transaction.

(13)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,511	12/31/2020	$333,694,906	$(39,156)

Short position contracts:
U.S. Treasury 5-Year Note Future	1,366	12/31/2020	$171,571,735	$327,785
U.S. Treasury 10-Year Note Future	255	12/21/2020	35,245,781	190,694

Total				$518,479

Total futures contracts				$479,323

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,614,000	EUR	3,050,538	USD	TDB	11/04/2020	$—	$(5,874)
3,045,318	USD	2,614,000	EUR	CBK	11/04/2020	654	—
28,202,490	USD	23,802,000	EUR	CBK	11/30/2020	463,161	—
3,052,449	USD	2,614,000	EUR	TDB	12/03/2020	5,764	—

Total Foreign Currency Contracts						$469,579	$(5,874)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

119

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$340,968,821	$—	$340,968,821	$—
Corporate Bonds	894,519,662	—	894,519,662	—
Foreign Government Obligations	2,102,100	—	2,102,100	—
Municipal Bonds	13,015,940	—	13,015,940	—
Senior Floating Rate Interests	263,640,868	—	263,640,868	—
U.S. Government Agencies	112,973,616	—	112,973,616	—
U.S. Government Securities	20,210,735	—	20,210,735	—
Short-Term Investments	16,767,685	4,573,005	12,194,680	—
Foreign Currency Contracts(2)	469,579	—	469,579	—
Futures Contracts(2)	518,479	518,479	—	—

Total	$1,665,187,485	$5,091,484	$1,660,096,001	$—

Liabilities
Foreign Currency Contracts(2)	$(5,874)	$—	$(5,874)	$—
Futures Contracts(2)	(39,156)	(39,156)	—	—

Total	$(45,030)	$(39,156)	$(5,874)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

120

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4%
	Asset-Backed - Automobile - 0.1%
$475,000	Exeter Automobile Receivables Trust 2.73%, 12/15/2025(1)	$490,228
1,027,157	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,032,273

		1,522,501

	Asset-Backed - Finance & Insurance - 0.7%
961,406	Aaset Trust 6.41%, 01/16/2040(1)	407,950
1,177,000	Bellemeade Re Ltd. 4.55%, 06/25/2030, 1 mo. USD LIBOR + 4.400%(1)(2)	1,190,111
665,000	Bellemeade Re Ltd. 6.15%, 08/26/2030, 1 mo. USD LIBOR + 0.600%(1)(2)	677,305
1,350,000	Commercial Mortgage Trust 4.64%, 08/10/2047(3)	1,356,189
654,925	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	691,784
217,145	Eagle RE Ltd. 1.85%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	213,825
18,661	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	15,964
3,340,000	Exeter Automobile Receivables Trust 5.56%, 06/15/2027	3,362,313
1,404,771	GSAMP Trust 0.24%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	1,014,478
250,000	Madison Park Funding Ltd. 1.37%, 07/23/2029, 3 mo. USD LIBOR + 1.160%(1)(2)	248,110
77,618	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	77,750
	SoFi Consumer Loan Program LLC
8,842	2.50%, 05/26/2026(1)	8,890
6,071	2.77%, 05/25/2026(1)	6,099
232,748	Springleaf Funding Trust 2.68%, 07/15/2030(1)	233,060
1,965,000	Vericrest Opportunity Loan Trust 5.19%, 09/25/2049(1)(4)	1,929,163
578,638	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	611,759

		12,044,750

	Asset-Backed - Home Equity - 0.4%
	GSAA Home Equity Trust
554,004	0.22%, 12/25/2046, 1 mo. USD LIBOR + 0.070%(2)	235,156
931,754	0.23%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(2)	390,289
960,840	0.33%, 11/25/2036, 1 mo. USD LIBOR + 0.180%(2)	365,451
733,020	0.38%, 04/25/2047, 1 mo. USD LIBOR + 0.230%(2)	439,444
1,382,875	Legacy Mortgage Asset Trust 3.25%, 11/25/2059(1)(4)	1,382,835
2,212,789	Morgan Stanley Mortgage Loan Trust 0.32%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(2)	879,440
1,450,000	Radnor RE Ltd. 5.75%, 10/25/2030, 1 mo. USD LIBOR + 5.600%(1)(2)	1,451,884
	Soundview Home Loan Trust
2,251,000	0.39%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	1,983,962
115,000	0.40%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(2)	107,240

		7,235,701

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4% - (continued)
	Collateralized - Mortgage Obligations - 0.1%
$1,700,000	Natixis Commercial Mortgage Securities Trust 4.30%, 10/15/2036(1)	$1,585,530

	Commercial Mortgage-Backed Securities - 1.5%
2,060,000	BAMLL Commercial Mortgage Securities Trust 3.72%, 11/05/2032(1)(3)	1,287,554
2,490,000	BBCMS Mortgage Trust 0.99%, 04/15/2053(3)(5)	213,267
999,086	BX Commercial Mortgage Trust 2.65%, 12/15/2036, 1 mo. USD LIBOR + 2.500%(1)(2)	954,685
2,260,000	CAMB Commercial Mortgage Trust 3.40%, 12/15/2037, 1 mo. USD LIBOR + 3.250%(1)(2)	2,141,225
987,148	CF Hippolyta LLC 2.60%, 07/15/2060(1)	994,543
180,000	Citigroup Commercial Mortgage Trust 4.59%, 03/10/2047(1)(3)	128,283
	Commercial Mortgage Trust
560,000	4.59%, 10/15/2045(1)(3)	28,000
981,000	4.75%, 10/15/2045(1)(3)	468,496
4,725	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	4,586
	DBJPM Mortgage Trust
21,055,634	1.47%, 08/10/2049(3)(5)	1,447,259
4,159,055	1.71%, 09/15/2053(3)(5)	464,945
	GS Mortgage Securities Trust
3,973,095	0.07%, 07/10/2046(3)(5)	8,734
7,562,317	0.67%, 02/13/2053(3)(5)	375,931
359,593	1.32%, 08/10/2044(1)(3)(5)	1,549
565,333	3.67%, 04/10/2047(1)	102,518
2,190,000	4.74%, 11/10/2045(1)(3)	2,115,237
175,000	4.97%, 04/10/2047(1)(3)	95,902
452,252	Homeward Opportunities Fund Trust 2.70%, 09/25/2059(1)(3)	456,714
	JP Morgan Chase Commercial Mortgage Securities Trust
860,000	2.73%, 10/15/2045(1)(3)	491,860
485,000	4.42%, 12/15/2047(1)(3)	335,957
765,000	5.42%, 08/15/2046(1)(3)	611,595
	Morgan Stanley Capital Trust
2,055,000	4.28%, 06/15/2050(3)	2,036,973
465,000	5.24%, 07/15/2049(1)(3)	229,983
4,551	5.67%, 10/12/2052(1)(3)	1,025
255,000	MTRO Commercial Mortgage Trust 2.20%, 12/15/2033, 1 mo. USD LIBOR + 2.050%(1)(2)	243,600
1,720,461	PRPM 4.75%, 10/25/2024(1)(3)	1,716,783
1,013,642	Securitized Term Auto Loan Receivables Trust 4.57%, 03/25/2026(1)	1,039,018
870,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(3)	862,908
15,000	Wells Fargo Commercial Mortgage Trust 4.15%, 05/15/2048(3)	14,080
	Wells Fargo N.A.
6,573,249	0.60%, 11/15/2062(3)(5)	307,683
28,841,273	0.65%, 11/15/2062(3)(5)	1,471,557
5,362,911	0.70%, 12/15/2052(3)(5)	293,087
12,420,980	0.89%, 01/15/2063(3)(5)	851,680
9,368,003	0.90%, 05/15/2062(3)(5)	592,536
	WF-RBS Commercial Mortgage Trust
900,599	3.02%, 11/15/2047(1)	270,249
2,125,000	4.81%, 11/15/2045(1)(3)	1,672,575
215,000	5.00%, 06/15/2044(1)(3)	119,519

		24,452,096

	FHLMC Collateral - 0.0%
2,355,000	FHLMC 1.90%, 02/25/2047(3)(5)	330,078

The accompanying notes are an integral part of these financial statements.

121

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4% - (continued)
	Other Asset-Backed Securities - 1.5%
$772,331	Affirm Asset Securitization Trust 3.46%, 10/15/2024(1)	$777,223
45,969	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(3)	47,824
100,965	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	101,974
	Bayview Opportunity Master Fund Trust
48,341	3.50%, 01/28/2055(1)(3)	49,276
82,546	3.50%, 06/28/2057(1)(3)	85,274
92,100	4.00%, 10/28/2064(1)(3)	95,691
475,200	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(1)	501,250
598,957	Marlette Funding Trust 2.69%, 09/17/2029(1)	603,639
2,015,000	Preston Ridge Partners Mortgage Trust LLC 5.07%, 09/25/2025(1)(4)	2,013,524
415,000	Pretium Mortgage Credit Partners LLC 6.17%, 02/27/2060(1)(4)	415,203
427	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	428
	Towd Point Mortgage Trust
57,827	2.25%, 04/25/2056(1)(3)	58,507
56,272	2.75%, 08/25/2055(1)(3)	57,625
163,458	2.75%, 10/25/2056(1)(3)	167,538
40,083	2.75%, 04/25/2057(1)(3)	41,153
1,492,141	2.75%, 06/25/2057(1)(3)	1,543,504
93,037	2.75%, 07/25/2057(1)(3)	95,729
1,115,783	2.75%, 10/25/2057(1)(3)	1,151,761
	Vericrest Opportunity Loan Trust
3,630,000	5.19%, 10/25/2049(1)(4)	3,567,017
2,620,000	5.19%, 11/25/2049(1)(4)	2,552,418
1,650,000	VOLT LXIII LLC 4.34%, 02/25/2050(1)(4)	1,595,346
4,960,000	VOLT LXXX LLC 5.07%, 10/25/2049(1)(4)	4,832,623
410,000	VOLT LXXXIII LLC 4.95%, 11/26/2049(1)(4)	399,707
3,760,000	VOLT LXXXV LLC 4.46%, 01/25/2050(1)(4)	3,610,326

		24,364,560

	Whole Loan Collateral CMO - 2.1%
	Alternative Loan Trust
218,149	0.47%, 11/25/2035, 1 mo. USD LIBOR + 0.320%(2)	189,199
138,939	0.69%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	133,567
714,062	5.75%, 05/25/2036	475,609
690,069	6.00%, 05/25/2036	538,189
898,683	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	921,633
14,157,726	Banc of America Commercial Mortgage Trust 1.79%, 03/15/2063(3)(5)	2,082,199
183,255	Banc of America Mortgage Trust 2.99%, 09/25/2035(3)	172,406
156,683	Bear Stearns Adjustable Rate Mortgage Trust 2.41%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	158,247
72,079	Bear Stearns Alt-A Trust 0.65%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	81,643
111,022	Bellemeade Re Ltd. 1.25%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	110,809
15,339,033	Benchmark Mortgage Trust 1.23%, 03/15/2062(3)(5)	1,219,838
753,173	Chase Mortgage Finance Trust 5.50%, 11/25/2035	704,706
413,927	CHL Mortgage Pass-Through Trust 3.02%, 09/25/2047(3)	385,716
505,428	COLT Mortgage Loan Trust 2.76%, 08/25/2049(1)(3)	510,785

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4% - (continued)
	Whole Loan Collateral CMO - 2.1% - (continued)
$92,787	CSMC Trust 3.25%, 04/25/2047(1)(3)	$95,909
	Deephaven Residential Mortgage Trust
16,386	2.45%, 06/25/2047(1)(3)	16,422
41,690	2.81%, 10/25/2047(1)(3)	42,131
1,133,331	2.96%, 07/25/2059(1)(3)	1,145,397
	Fannie Mae Connecticut Avenue Securities
1,816,912	2.75%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	1,599,894
2,094,531	3.15%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	1,856,776
5,143,445	4.55%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(2)	4,873,936
44,539	GMACM Mortgage Loan Trust 3.67%, 04/19/2036(3)	38,721
470,134	GSR Mortgage Loan Trust 3.74%, 01/25/2036(3)	467,100
1,312,523	HarborView Mortgage Loan Trust 0.39%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,207,526
33,659	Impac CMB Trust 2.40%, 02/25/2036, 1 mo. USD LIBOR + 2.250%(2)	33,661
431,177	IndyMac IMSC Mortgage Loan Trust 0.30%, 03/25/2047, 1 mo. USD LIBOR + 0.150%(2)	340,477
	JP Morgan Mortgage Trust
173,231	2.90%, 11/25/2035(3)	162,987
225,532	3.59%, 05/25/2036(3)	200,864
39,913	3.65%, 04/25/2037(3)	36,067
785,632	LSTAR Securities Investment Trust 1.85%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	780,264
80,338	MASTR Adjustable Rate Mortgages Trust 3.19%, 11/21/2034(3)	81,568
31,838	MFA Trust 2.59%, 02/25/2057(1)(3)	32,212
1,125,000	Mortgage Insurance-Linked Notes 2.05%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(1)(2)	1,115,986
	New Residential Mortgage Loan Trust
117,746	1.65%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	118,213
102,023	3.75%, 11/26/2035(1)(3)	110,024
96,651	3.75%, 11/25/2056(1)(3)	103,735
1,512,434	3.75%, 11/25/2058(1)(3)	1,612,967
144,013	4.00%, 02/25/2057(1)(3)	155,774
143,312	4.00%, 03/25/2057(1)(3)	154,370
108,181	4.00%, 04/25/2057(1)(3)	116,688
119,717	4.00%, 05/25/2057(1)(3)	130,576
259,722	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.87%, 06/25/2036(3)	231,914
2,735,000	Oaktown Re IV Ltd. 7.15%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(1)(2)	2,840,813
530,789	PMT Credit Risk Transfer Trust 2.15%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	480,304
1,086,360	Structured Asset Mortgage Investments Trust 0.38%, 02/25/2036, 1 mo. USD LIBOR + 0.230%(2)	999,626
4,305,000	Vericrest Opportunity Loan Trust 4.34%, 02/25/2050(1)(4)	4,120,249
2,170,000	Verus Securitization Trust 5.68%, 08/25/2050(1)(4)	2,167,685
22,573	WaMu Mortgage Pass-Through Certificates Trust 0.57%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(2)	21,797

The accompanying notes are an integral part of these financial statements.

122

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4% - (continued)
		Whole Loan Collateral CMO - 2.1% - (continued)
	$479,396	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.75%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	$304,390
	4,298,025	Wells Fargo N.A. 1.36%, 03/15/2063(3)(5)	391,734

			35,873,303

		Whole Loan Collateral PAC - 0.0%
	37,275	Alternative Loan Trust 0.65%, 12/25/2035, 1 mo. USD LIBOR + 0.500%(2)	18,230

		Total Asset & Commercial Mortgage-Backed Securities (cost $110,131,189)	$107,426,749

CORPORATE BONDS - 32.3%
		Advertising - 0.0%
	350,000	Lamar Media Corp. 3.75%, 02/15/2028	$348,586

		Aerospace/Defense - 1.0%
		Bombardier, Inc.
	225,000	6.13%, 01/15/2023(1)	194,119
	200,000	7.88%, 04/15/2027(1)	145,694
	225,000	DAE Funding LLC 5.00%, 08/01/2024(1)	227,340
	3,635,000	Embraer Netherlands Finance B.V. 6.95%, 01/17/2028(1)	3,660,445
	5,875,000	Howmet Aerospace, Inc. 6.88%, 05/01/2025	6,535,937
	3,210,000	Spirit AeroSystems, Inc. 5.50%, 01/15/2025(1)	3,266,175
	475,000	SSL Robotics LLC 9.75%, 12/31/2023(1)	528,259
		TransDigm, Inc.
	725,000	6.25%, 03/15/2026(1)	755,805
	840,000	8.00%, 12/15/2025(1)	909,552
	1,050,000	Triumph Group, Inc. 8.88%, 06/01/2024(1)	1,114,628

			17,337,954

		Agriculture - 0.4%
		Kernel Holding S.A.
	4,650,000	6.50%, 10/17/2024(1)	4,668,600
	1,555,000	6.50%, 10/17/2024(6)	1,561,220
	1,090,000	6. 75%, 10/27/2027(1)	1,084,550

			7,314,370

		Airlines - 0.3%
	4,790,000	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8.00%, 09/20/2025(1)	5,077,400

		Apparel - 0.2%
	150,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	151,875
	1,200,000	PVH Corp. 4.63%, 07/10/2025	1,266,001
	2,285,000	William Carter Co. 5.50%, 05/15/2025(1)	2,399,250

			3,817,126

		Auto Manufacturers - 0.5%
CAD	50,000	BMW Canada, Inc. 1.83%, 06/15/2021	37,841
EUR	225,000	Fiat Chrysler Automobiles N.V. 4.50%, 07/07/2028(6)	303,913
		Ford Motor Co.
	$205,000	4.75%, 01/15/2043	189,358
	200,000	8.50%, 04/21/2023	220,750
		Ford Motor Credit Co. LLC
	200,000	4.54%, 08/01/2026	203,500
	200,000	5.13%, 06/16/2025	208,458
		General Motors Co.
	30,000	6.13%, 10/01/2025	35,110
	25,000	6.80%, 10/01/2027	30,691
CAD	2,500,000	Honda Canada Finance, Inc. 2.16%, 02/18/2021	1,885,292

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Auto Manufacturers - 0.5% - (continued)
	$1,075,000	Volkswagen Group of America Finance LLC 1.02%, 11/13/2020, 3 mo. USD LIBOR + 0.770%(1)(2)	$1,075,210
CAD	5,625,000	VW Credit Canada, Inc. 2.90%, 03/29/2021	4,261,667

			8,451,790

		Auto Parts & Equipment - 0.5%
		Adient Global Holdings Ltd.
EUR	2,385,000	3.50%, 08/15/2024(6)	2,588,180
	$1,050,000	4.88%, 08/15/2026(1)	1,005,249
	1,225,000	Clarios Global L.P. 6.75%, 05/15/2025(1)	1,295,560
EUR	1,985,000	Clarios Global L.P. / Clarios U.S. Finance Co. 4.38%, 05/15/2026(6)	2,317,841
	475,000	LKQ European Holdings B.V. 3.63%, 04/01/2026(6)	559,964

			7,766,794

		Beverages - 0.2%
	$2,095,000	Anheuser-Busch InBev Worldwide, Inc. 4.50%, 06/01/2050	2,474,797
EUR	1,120,000	Sunshine Mid B.V. 6.50%, 05/15/2026(6)	1,301,147

			3,775,944

		Biotechnology - 0.0%
	$145,000	Emergent BioSolutions, Inc. 3.88%, 08/15/2028(1)	145,725

		Chemicals - 0.7%
	2,610,000	OCI N.V. 4.63%, 10/15/2025(1)	2,643,147
		OCP S.A.
	400,000	4.50%, 10/22/2025(6)	422,950
	200,000	5.63%, 04/25/2024(6)	217,106
		Syngenta Finance N.V.
EUR	240,000	3.38%, 04/16/2026(6)	300,263
	$795,000	5.68%, 04/24/2048(6)	869,204
	3,436,000	5.68%, 04/24/2048(1)	3,756,710
		Yingde Gases Investment Ltd.
	530,000	6.25%, 01/19/2023(1)	545,870
	2,295,000	6.25%, 01/19/2023(6)	2,363,721

			11,118,971

		Commercial Banks - 4.1%
		Abanca Corp. Bancaria S.A.
EUR	800,000	4.63%, 04/07/2030, (4.63% fixed rate until 04/07/2025; 5 year EUR Swap + 5.014% thereafter)(6)(7)	908,427
	800,000	6.13%, 01/18/2029, (6.13% fixed rate until 01/18/2024; 5 year EUR Swap + 5.927% thereafter)(6)(7)	964,330
	600,000	7.50%, 10/02/2023, (7.50% fixed rate until 10/02/2023; 5 year EUR Swap + 7.326% thereafter)(6)(7)(8)	652,847
		Banca Monte dei Paschi di Siena S.p.A.
	1,475,000	5.38%, 01/18/2028, (5.38% fixed rate until 01/18/2023; 5 year EUR Swap + 5.005% thereafter)(6)(7)	1,327,218
	200,000	10.50%, 07/23/2029(6)	231,759
		Banco BPM S.p.A.
	200,000	1.38%, 12/21/2020, 3 mo. EURIBOR + 1.880%(2)(8)	209,637
	650,000	8.75%, 06/18/2024, (8.75% fixed rate until 06/18/2024; 5 year EUR Swap + 8.921% thereafter)(6)(7)(8)	757,380
	$185,000	Banco de Credito del Peru 3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(1)(7)	187,037

The accompanying notes are an integral part of these financial statements.

123

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Commercial Banks - 4.1% - (continued)
EUR	1,100,000	Banco de Credito Social Cooperativo S.A. 7.75%, 06/07/2027, (7.75% fixed rate until 06/07/2022; 5 year EUR Swap + 7.591% thereafter)(6)(7)	$1,195,998
		Banco do Brasil S.A.
	$200,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(1)	212,502
	225,000	4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(1)	239,065
	200,000	4.75%, 03/20/2024(6)	212,502
EUR	575,000	Banco Santander S.A. 1.00%, 12/15/2024(3)(8)	573,468
	$400,000	Bancolombia S.A. 4.63%, 12/18/2029, (4.63% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(7)	390,500
	200,000	Bank Leumi Le-Israel BM 3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(1)(6)(7)	201,690
		Bank of China Ltd.
	500,000	0.97%, 04/17/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	499,935
	1,110,000	1.00%, 03/08/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	1,110,682
EUR	1,000,000	Bankia S.A. 6.00%, 07/18/2022, (6.00% fixed rate until 07/18/2022; 5 year EUR Swap + 5.819% thereafter)(6)(7)(8)	1,134,078
	$310,000	BBVA Global Finance Ltd. 7.00%, 12/01/2025	355,991
		BNP Paribas S.A.
	800,000	4.50%, 02/25/2030, (4.50% fixed rate until 02/25/2030; 5 year USD CMT + 2.944% thereafter)(1)(7)(8)	762,000
	550,000	5.13%, 11/15/2027, (5.13% fixed rate until 11/15/2027; 5 year USD Swap + 2.838% thereafter)(6)(7)(8)	545,188
	400,000	7.63%, 03/30/2021, (7.63% fixed rate until 03/30/2021; 5 year USD Swap + 6.314% thereafter)(1)(7)(8)	405,000
	300,000	China Construction Bank Corp. 0.97%, 09/24/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	299,994
EUR	800,000	Cooperatieve Rabobank UA 4.38%, 06/29/2027, (4.38% fixed rate until 06/29/2027; 5 year EUR Swap + 4.679% thereafter)(6)(7)(8)	951,519
		Credit Agricole S.A.
	$1,595,000	6.88%, 09/23/2024, (6.88% fixed rate until 09/23/2024; 5 year USD Swap + 4.319% thereafter)(6)(7)(8)(9)	1,707,639
GBP	325,000	7.50%, 06/23/2026, (7.50% fixed rate until 06/23/2026; 5 year GBP Swap + 4.535% thereafter)(6)(7)(8)	474,394
	$225,000	8.13%, 12/23/2025, (8.13% fixed rate until 12/23/2025; 5 year USD Swap + 6.185% thereafter)(1)(7)(8)	264,015
EUR	800,000	Credit Mutuel Arkea S.A. 3.38%, 03/11/2031(6)	1,075,186
	$1,155,000	Credit Suisse AG 0.54%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	1,156,027
		Credit Suisse Group AG
	775,000	5.10%, 01/24/2030, (5.10% fixed rate until 01/24/2030; 5 year USD CMT + 3.293% thereafter)(6)(7)(8)	749,812
	600,000	5.25%, 02/11/2027, (5.25% fixed rate until 02/11/2027; 5 year USD CMT + 4.889% thereafter)(1)(7)(8)	604,080

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Commercial Banks - 4.1% - (continued)
	$2,590,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(7)(8)	$2,758,350
	450,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(6)(7)(8)	479,250
	1,100,000	6.38%, 08/21/2026, (6.38% fixed rate until 08/21/2026; 5 year USD CMT + 4.822% thereafter)(6)(7)(8)	1,181,125
	625,000	7.25%, 09/12/2025, (7.25% fixed rate until 09/12/2025; 5 year USD CMT + 4.332% thereafter)(6)(7)(8)	677,319
	950,000	Credit Suisse Group Funding Guernsey Ltd. 2.51%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(2)	959,433
	1,455,000	Danske Bank A/S 7.00%, 06/26/2025, (7.00% fixed rate until 06/26/2025; 7 year USD CMT + 4.130% thereafter)(6)(7)(8)	1,559,964
1,175,000		Deutsche Bank AG 3.55%, 09/18/2031, (3.55% fixed rate until 09/18/2030; 3 mo. USD SOFR + 3.043% thereafter)(7)	1,194,321
	1,000,000	6.00%, 10/30/2025, (6.00% fixed rate until 10/30/2025; 5 year USD CMT + 4.524% thereafter)(7)(8)	890,000
		DNB Bank ASA
	550,000	4.88%, 11/12/2024, (4.88% fixed rate until 11/12/2024; 5 year USD CMT + 3.140% thereafter)(6)(7)(8)	551,375
	625,000	6.50%, 03/26/2022, (6.50% fixed rate until 03/26/2022; 5 year USD Swap + 5.080% thereafter)(6)(7)(8)	642,969
EUR	1,600,000	Erste Group Bank AG 6.50%, 04/15/2024, (6.50% fixed rate until 04/15/2024; 5 year EUR Swap + 6.204% thereafter)(6)(7)(8)	1,980,166
	925,000	FinecoBank Banca Fineco S.p.A. 5.88%, 12/03/2024, (5.88% fixed rate until 12/03/2024; 5 year EUR Swap + 6.144% thereafter)(6)(7)(8)	1,067,067
		Freedom Mortgage Corp.
	$4,260,000	7.63%, 05/01/2026(1)	4,246,709
	1,320,000	8.13%, 11/15/2024(1)	1,329,900
	200,000	Grupo Aval Ltd. 4.75%, 09/26/2022(6)	208,020
EUR	600,000	IKB Deutsche Industriebank AG 4.00%, 01/31/2028, (4.00% fixed rate until 01/31/2023; 5 year EUR Swap + 3.617% thereafter)(6)(7)	657,030
		Industrial & Commercial Bank of China Ltd.
	$400,000	0.98%, 06/14/2021, 3 mo. USD LIBOR + 0.730%(2)(6)	400,000
	400,000	0.98%, 04/16/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	400,128
	2,290,000	1.00%, 05/21/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	2,290,801
	1,000,000	1.02%, 12/14/2020, 3 mo. USD LIBOR + 0.770%(2)(6)	1,000,190
	200,000	4.88%, 09/21/2025(6)	224,984
	900,000	ING Groep N.V. 5.75%, 11/16/2026, (5.75% fixed rate until 11/16/2026; 5 year USD CMT + 4.342% thereafter)(7)(8)	937,692
	475,000	6.50%, 04/16/2025, (6.50% fixed rate until 04/16/2025; 5 year USD Swap + 4.446% thereafter)(7)(8)	502,906

The accompanying notes are an integral part of these financial statements.

124

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Commercial Banks - 4.1% - (continued)
EUR	200,000	Intesa Sanpaolo S.p.A. 7.00%, 01/19/2021, (7.00% fixed rate until 01/19/2021; 5 year EUR Swap + 6.884% thereafter)(6)(7)(8)	$233,221
	$725,000	Itau Unibanco Holding S.A. 2.90%, 01/24/2023(1)	730,445
	1,820,000	JP Morgan Chase & Co. 2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(7)	1,938,205
	200,000	Kookmin Bank 2.50%, 11/04/2030(1)	200,036
		Novo Banco S.A.
EUR	2,160,000	3.50%, 01/23/2043	2,056,464
	1,785,000	3.50%, 02/19/2043(6)	1,696,424
	2,095,000	3.50%, 03/18/2043(6)	1,994,711
		Raiffeisen Bank International AG
	900,000	6.00%, 10/16/2023(6)	1,194,554
	1,200,000	6.13%, 12/15/2022, (6.13% fixed rate until 12/15/2022; 5 year EUR Swap + 5.954% thereafter)(6)(7)(8)	1,347,127
	$200,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021, (8.63% fixed rate until 08/15/2021; 5 year USD Swap + 7.598% thereafter)(7)(8)	206,422
	4,020,000	Santander Holdings USA, Inc. 3.45%, 06/02/2025	4,328,944
EUR	400,000	Stichting AK Rabobank Certificaten 0.00%, 12/29/2049(6)(8)	577,084
		UBS Group AG
	$200,000	6.88%, 08/07/2025, (6.88% fixed rate until 08/07/2025; 5 year USD Swap + 4.590% thereafter)(6)(7)(8)	220,500
	650,000	7.00%, 01/31/2024, (7.00% fixed rate until 01/31/2024; 5 year USD Swap + 4.344% thereafter)(6)(7)(8)	699,563
	1,300,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(6)(7)(8)	1,448,655
	685,000	UniCredit S.p.A. 5.46%, 06/30/2035, (5.46% fixed rate until 06/30/2030; 5 year USD CMT + 4.750% thereafter)(1)(7)	693,797
EUR	600,000	Volksbank Wien AG 7.75%, 04/09/2024, (7.75% fixed rate until 04/09/2024; EUAMDB05 + 7.880% thereafter)(6)(7)(8)	665,933
CAD	1,800,000	Wells Fargo & Co. 2.22%, 03/15/2021	1,359,775

			68,091,459

		Commercial Services - 1.0%
GBP	325,000	AA Bond Co., Ltd. 6.27%, 07/02/2043(6)	445,986
	$300,000	APX Group, Inc. 6.75%, 02/15/2027(1)	312,750
EUR	375,000	Arena Luxembourg Finance S.a.r.l. 1.88%, 02/01/2028(6)	357,476
	$275,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(1)	286,687
	5,985,000	DP World Salaam 6.00%, 10/01/2025, (6.00% fixed rate until 10/01/2025; 5 year USD CMT + 5.750% thereafter)(6)(7)(8)	6,269,287
	260,000	Gartner, Inc. 3.75%, 10/01/2030(1)	265,876
	360,000	Herc Holdings, Inc. 5.50%, 07/15/2027(1)	369,945
	280,000	Jaguar Holding Co. 5.00%, 06/15/2028(1)	291,847
IDR	4,400,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	296,671
EUR	2,655,000	La Financiere Atalian SASU 4.00%, 05/15/2024(6)	2,670,000
	425,000	Loxam SAS 3.25%, 01/14/2025(6)	459,728

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Commercial Services - 1.0% - (continued)
		Q-Park Holding I B.V.
EUR	100,000	1.50%, 03/01/2025(6)	$101,092
	230,000	2.00%, 03/01/2026, 3 mo. Euribor + 2.000%(2)(6)	231,193
	540,000	2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(2)	542,801
	300,000	2.00%, 03/01/2027(6)	297,174
	755,000	Refinitiv U.S. Holdings, Inc. 6.88%, 11/15/2026(6)	947,521
	$25,000	Service Corp. International 5.13%, 06/01/2029	27,321
EUR	475,000	Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(6)	524,342
	1,350,000	Verisure Holding AB 3.88%, 07/15/2026(1)	1,566,382

			16,264,079

		Construction Materials - 0.1%
	$295,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	311,225
	125,000	Norbord, Inc. 5.75%, 07/15/2027(1)	131,250
		Standard Industries, Inc.
	50,000	3.38%, 01/15/2031(1)	48,667
	550,000	4.75%, 01/15/2028(1)	574,750

			1,065,892

		Distribution/Wholesale - 0.1%
	135,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	137,025
	120,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(1)(10)	120,900
		Parts Europe S.A.
EUR	225,000	6.50%, 07/16/2025(1)	256,805
	230,000	6.50%, 07/16/2025(6)	262,512
		Performance Food Group, Inc.
	$380,000	5.50%, 10/15/2027(1)	389,500
	280,000	6.88%, 05/01/2025(1)(9)	296,100

			1,462,842

		Diversified Financial Services - 1.5%
CAD	2,485,000	Cadillac Fairview Finance Trust 4.31%, 01/25/2021	1,881,423
		Credit Acceptance Corp.
	$225,000	5.13%, 12/31/2024(1)	223,313
	375,000	6.63%, 03/15/2026	389,062
	4,070,000	CSN Islands Corp. 6.75%, 01/28/2028(1)	4,002,845
	835,000	Fly Leasing Ltd. 5.25%, 10/15/2024	698,373
	1,030,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	1,073,775
	300,000	goeasy Ltd. 5.38%, 12/01/2024(1)	303,000
	400,000	ICBCIL Finance Co., Ltd. 1.23%, 05/15/2021, 3 mo. USD LIBOR + 0.950%(2)(6)	398,960
	150,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022(1)	145,782
	3,530,000	LD Holdings Group LLC 6.50%, 11/01/2025(1)	3,582,950
EUR	965,000	LeasePlan Corp. N.V. 7.38%, 05/29/2024, (7.38% fixed rate until 05/29/2024; EUAMDB05 + 7.556% thereafter)(6)(7)(8)	1,132,744
	1,040,000	LHC3 plc (4.13% Cash, 4.88% PIK Toogle) 4.13%, 08/15/2024(6)(10)	1,211,842
	$240,000	Minejesa Capital B.V. 5.63%, 08/10/2037(6)	248,400
	75,000	Navient Corp. 6.50%, 06/15/2022	76,500
	2,920,000	Operadora de Servicios Mega S.A. de C.V. 8.25%, 02/11/2025(1)	2,701,584
	2,775,000	PennyMac Financial Services, Inc. 5.38%, 10/15/2025(1)	2,829,667

The accompanying notes are an integral part of these financial statements.

125

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.3% - (continued)
	Diversified Financial Services - 1.5% - (continued)
$200,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(6)	$195,732
	Springleaf Finance Corp.
285,000	5.38%, 11/15/2029	292,849
225,000	6.13%, 03/15/2024	236,521
1,395,000	6.63%, 01/15/2028	1,525,586
45,000	6.88%, 03/15/2025	49,500
455,000	8.88%, 06/01/2025	500,500
550,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	558,112
1,450,000	United Shore Financial Services LLC 5.50%, 11/15/2025(1)	1,467,690

		25,726,710

	Electric - 1.5%
	Centrais Eletricas Brasileiras S.A.
2,675,000	3.63%, 02/04/2025(1)	2,673,689
3,900,000	4.63%, 02/04/2030(1)	3,948,750
750,000	4.63%, 02/04/2030(6)	759,375
2,315,000	Dominion Energy, Inc. 3.38%, 04/01/2030	2,611,742
705,000	Duquesne Light Holdings, Inc. 2.53%, 10/01/2030(1)	702,847
2,495,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(6)	2,445,100
250,000	Georgia Power Co. 4.75%, 09/01/2040	309,990
200,000	Inkia Energy Ltd. 5.88%, 11/09/2027(6)	208,760
200,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(6)	196,002
1,230,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(6)	1,408,350
200,000	Minejesa Capital B.V. 4.63%, 08/10/2030(6)	205,476
	Mong Duong Finance Holdings B.V.
2,821,000	5.13%, 05/07/2029(6)	2,872,022
2,845,000	5.13%, 05/07/2029(1)	2,896,457
	Perusahaan Listrik Negara PT
215,000	3.88%, 07/17/2029(6)	229,512
1,000,000	4.38%, 02/05/2050(6)	1,032,500
470,000	6.15%, 05/21/2048(6)	598,075
200,000	Star Energy Geothermal Darajat / Star Energy Geothermal Salak 4.85%, 10/14/2038(1)	204,948
200,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	217,200
2,035,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(6)	2,015,973

		25,536,768

	Electrical Components & Equipment - 0.1%
	Energizer Holdings, Inc.
1,480,000	4.38%, 03/31/2029(1)	1,494,060
580,000	4.75%, 06/15/2028(1)	596,890

		2,090,950

	Energy-Alternate Sources - 0.1%
570,000	Greenko Dutch B.V. 5.25%, 07/24/2024(6)	584,808
1,255,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(6)	1,298,912
250,000	Petroleos Mexicanos 6.84%, 01/23/2030	223,500

		2,107,220

	Engineering & Construction - 0.7%
199,116	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(6)	221,797

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Engineering & Construction - 0.7% - (continued)
	$785,000	Aeropuertos Dominicanos Siglo S.A. 6.75%, 03/30/2029(6)	$716,320
	392,491	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(11)	286,518
		Ellaktor Value plc
EUR	160,000	6.38%, 12/15/2024(1)	157,927
	100,000	6.38%, 12/15/2024(6)	98,704
		International Airport Finance S.A.
	$598,610	12.00%, 03/15/2033(6)	534,260
	7,789,912	12.00%, 03/15/2033(1)	6,952,496
	405,000	Mexico City Airport Trust 4.25%, 10/31/2026(6)(9)	380,660
	1,280,000	PowerTeam Services LLC 9.03%, 12/04/2025(1)	1,355,200
	675,000	United Rentals North America, Inc. 3.88%, 02/15/2031	681,750

			11,385,632

		Entertainment - 0.2%
		Caesars Entertainment, Inc.
	225,000	6.25%, 07/01/2025(1)	230,483
	685,000	8.13%, 07/01/2027(1)	714,931
		Caesars Resort Collection LLC / CRC Finco, Inc.
	350,000	5.25%, 10/15/2025(1)	332,395
	110,000	5.75%, 07/01/2025(1)	112,819
EUR	430,000	Cirsa Finance International S.a.r.l. 6.25%, 12/20/2023(6)	441,920
	$275,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	269,500
	475,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	485,782
EUR	400,000	Scientific Games International, Inc. 5.50%, 02/15/2026(6)	429,756
	255,000	WMG Acquisition Corp. 3.63%, 10/15/2026(6)	302,581

			3,320,167

		Environmental Control - 0.1%
	$300,000	Clean Harbors, Inc.4.88%, 07/15/2027(1)	313,500
	175,000	Stericycle, Inc.5.38%, 07/15/2024(1)	181,955
	400,000	Tervita Corp.7.63%, 12/01/2021(1)	384,000

			879,455

		Food - 0.9%
	325,000	B&G Foods, Inc.5.25%, 09/15/2027	336,375
		BRF S.A.
	200,000	4.88%, 01/24/2030(1)	200,304
	200,000	4.88%, 01/24/2030(6)	200,304
	100,000	Kraft Heinz Foods Co. 3.75%, 04/01/2030(1)	105,070
	225,000	MARB BondCo plc7.00%, 03/15/2024(1)	230,796
		Minerva Luxembourg S.A.
	1,605,000	5.88%, 01/19/2028(6)	1,667,210
	6,245,000	6.50%, 09/20/2026(6)	6,494,862
		Post Holdings, Inc.
	75,000	4.63%, 04/15/2030(1)	77,063
	625,000	5.00%, 08/15/2026(1)	648,125
	75,000	5.75%, 03/01/2027(1)	78,578
	1,320,000	Sysco Corp. 6.60%, 04/01/2050	1,849,238
		TreeHouse Foods, Inc.
	832,000	4.00%, 09/01/2028	833,040
	200,000	6.00%, 02/15/2024(1)	203,750
	1,270,000	United Natural Foods, Inc. 6.75%, 10/15/2028(1)	1,285,875

			14,210,590

The accompanying notes are an integral part of these financial statements.

126

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Food Service - 0.1%
	$2,000,000	Aramark Services, Inc. 6.38%, 05/01/2025(1)	$2,097,760

		Forest Products & Paper - 0.0%
		Celulosa Arauco y Constitucion S.A.
	200,000	4.20%, 01/29/2030(1)	213,000
	200,000	5.50%, 04/30/2049(1)	225,250
	200,000	Inversiones CMPC S.A. 3.85%, 01/13/2030(6)	218,280

			656,530

		Gas - 0.0%
	425,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.88%, 08/20/2026	465,532

		Healthcare-Products - 0.1%
		Avantor Funding, Inc.
EUR	100,000	3.88%, 07/15/2028(1)	118,340
	225,000	3.88%, 07/15/2028(6)	266,265
	$770,000	4.63%, 07/15/2028(1)	797,874
EUR	200,000	Avantor, Inc. 4.75%, 10/01/2024(6)	240,650
	$300,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	310,125

			1,733,254

		Healthcare-Services - 0.6%
		Acadia Healthcare Co., Inc.
	770,000	5.00%, 04/15/2029(1)	793,331
	460,000	5.50%, 07/01/2028(1)	478,400
		Catalent Pharma Solutions, Inc.
EUR	175,000	2.38%, 03/01/2028(6)	194,475
	$75,000	5.00%, 07/15/2027(1)	78,188
		Centene Corp.
	30,000	3.00%, 10/15/2030	31,154
	165,000	4.25%, 12/15/2027	173,695
		CHS/Community Health Systems, Inc.
	385,000	6.63%, 02/15/2025(1)	375,452
	100,000	8.13%, 06/30/2024(1)	76,875
EUR	1,005,000	Constantin Investissement SASU 5.38%, 04/15/2025(6)	1,171,344
		HCA, Inc.
	$775,000	5.38%, 09/01/2026	870,906
	200,000	5.63%, 09/01/2028	232,790
	125,000	7.50%, 11/15/2095(9)	158,750
EUR	275,000	IQVIA, Inc. 2.25%, 01/15/2028(6)	314,754
		Rede D’or Finance S.a.r.l.
	$3,145,000	4.50%, 01/22/2030(1)	3,093,894
	905,000	4.50%, 01/22/2030(6)	890,294
	700,000	Tenet Healthcare Corp. 4.63%, 06/15/2028(1)	709,625

			9,643,927

		Home Builders - 0.5%
	1,600,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	1,608,000
	685,000	Ashton Woods USA LLC / Ashton Woods Finance Co. 6.63%, 01/15/2028(1)	688,425
	100,000	KB Home 4.80%, 11/15/2029	108,000
	375,000	M/I Homes, Inc. 4.95%, 02/01/2028	388,125
	3,201,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	3,180,994
	490,000	Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(1)	543,900
	2,140,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	2,153,375

			8,670,819

		Household Products/Wares - 0.1%
EUR	1,345,000	Diamond (BC) B.V. 5.63%, 08/15/2025(6)	1,534,812
	$225,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	233,719

			1,768,531

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Insurance - 1.5%
		Acrisure LLC / Acrisure Finance, Inc.
	$675,000	7.00%, 11/15/2025(1)	$676,181
	240,000	8.13%, 02/15/2024(1)	250,981
EUR	118,000	Aegon N.V.0.00%, 01/15/2021, 10 year GNTH + 0.100%(2)(8)	98,262
	$270,000	AIA Group Ltd. 3.20%, 09/16/2040(1)	277,703
	1,740,000	3.38%, 04/07/2030(1)	1,930,296
EUR	975,000	Assicurazioni Generali S.p.A. 5.50%, 10/27/2047, (5.50% fixed rate until 10/27/2027; 3 mo. EURIBOR + 5.350% thereafter)(6)(7)	1,322,068
	$475,000	AXA S.A.6.38%, 12/14/2036, (6.38% fixed rate until 12/14/2036; 3 mo. USD LIBOR + 2.256% thereafter)(6)(7)(8)	648,375
	2,315,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	2,732,798
		Genworth Holdings, Inc.
	2,536,000	4.80%, 02/15/2024	2,320,440
	325,000	4.90%, 08/15/2023	300,625
	2,189,000	6.50%, 06/15/2034(9)	2,054,858
	625,000	MGIC Investment Corp. 5.25%, 08/15/2028	642,188
	435,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	474,150
	8,285,000	Prudential Financial, Inc. 3.70%, 10/01/2050, (3.70% fixed rate until 07/01/2030; 5 year USD CMT + 3.035% thereafter)(7)	8,471,412
	2,130,000	Unum Group 4.50%, 03/15/2025	2,368,650

			24,568,987

		Internet - 0.1%
	445,000	Booking Holdings, Inc. 4.10%, 04/13/2025	498,655
	400,000	Meituan 3.05%, 10/28/2030(1)	400,837
	200,000	Prosus N.V. 4.03%, 08/03/2050(1)	204,185
		Tencent Holdings Ltd.
	200,000	2.39%, 06/03/2030(1)	202,471
	200,000	3.24%, 06/03/2050(6)	201,600
	200,000	3.24%, 06/03/2050(1)	201,600

			1,709,348

		Investment Company Security - 0.3%
	4,060,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(1)	4,202,057

		Iron/Steel - 1.0%
	800,000	CSN Islands Corp. 6.75%, 01/28/2028(6)	786,800
	1,321,000	CSN Resources S.A. 7.63%, 04/17/2026(1)	1,356,667
		Metinvest B.V.
EUR	1,825,000	5.63%, 06/17/2025(1)	1,986,309
	$1,777,000	7.65%, 10/01/2027(1)	1,726,498
	3,480,000	7.75%, 10/17/2029(1)	3,326,880
	6,889,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(1)	7,061,225
	545,000	Vale Overseas Ltd.3.75%, 07/08/2030	573,880

			16,818,259

		IT Services - 0.2%
	2,060,000	Hewlett Packard Enterprise Co. 4.65%, 10/01/2024	2,325,159
	1,105,000	Leidos, Inc. 4.38%, 05/15/2030(1)	1,285,767
		Presidio Holdings, Inc.
	153,000	4.88%, 02/01/2027(1)	157,064
	155,000	8.25%, 02/01/2028(1)	164,300

			3,932,290

		Leisure Time - 0.2%
		Carnival Corp.
	115,000	9.88%, 08/01/2027(1)	119,528

The accompanying notes are an integral part of these financial statements.

127

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Leisure Time - 0.2% - (continued)
EUR	100,000	10.13%, 02/01/2026(1)	$122,143
	$350,000	11.50%, 04/01/2023(1)	384,419
	1,932,000	Royal Caribbean Cruises Ltd. 9.13%, 06/15/2023(1)	2,011,695

			2,637,785

		Lodging - 0.6%
		Boyd Gaming Corp.
	150,000	4.75%, 12/01/2027	145,876
	75,000	6.00%, 08/15/2026	76,852
	220,000	6.38%, 04/01/2026	228,268
	1,810,000	8.63%, 06/01/2025(1)	1,981,407
	350,000	FelCor Lodging L.P. 6.00%, 06/01/2025	343,875
	665,000	Marriott International, Inc. 5.75%, 05/01/2025	739,390
	270,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	261,225
	6,520,000	Wynn Macau Ltd. 5.50%, 01/15/2026(1)	6,327,660

			10,104,553

		Machinery-Diversified - 0.0%
EUR	375,000	Vertical Midco GmbH Co. 4.38%, 07/15/2027(6)	441,111

		Media - 1.6%
	$300,000	Altice Financing S.A. 7.50%, 05/15/2026(1)	313,125
	400,000	Cable Onda S.A. 4.50%, 01/30/2030(6)	421,000
	190,000	Cable One, Inc. 4.00%, 11/15/2030(1)	192,850
		CCO Holdings LLC / CCO Holdings Capital Corp.
	70,000	4.25%, 02/01/2031(1)	71,735
	630,000	4.50%, 08/15/2030(1)	654,731
	400,000	5.75%, 02/15/2026(1)	414,664
		CSC Holdings LLC
	200,000	4.13%, 12/01/2030(1)	203,356
	300,000	5.50%, 04/15/2027(1)	316,125
	500,000	6.50%, 02/01/2029(1)	554,760
	1,795,000	Discovery Communications LLC 4.65%, 05/15/2050	2,023,019
		DISH DBS Corp.
	265,000	5.00%, 03/15/2023	266,993
	200,000	5.88%, 07/15/2022	206,000
	450,000	5.88%, 11/15/2024	452,716
	190,000	7.38%, 07/01/2028	191,425
	2,100,000	Fox Corp. 3.50%, 04/08/2030	2,351,538
	230,000	Gray Television, Inc. 4.75%, 10/15/2030(1)	226,550
	2,700,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(1)	2,619,000
		Nexstar Broadcasting, Inc.
	2,360,000	4.75%, 11/01/2028(1)	2,386,314
	475,000	5.63%, 07/15/2027(1)	495,187
	300,000	Sirius XM Radio, Inc. 5.00%, 08/01/2027(1)	314,250
	870,000	TEGNA, Inc. 4.75%, 03/15/2026(1)	893,925
		Vertical Media GmbH Co.
EUR	320,000	6.63%, 07/15/2028(1)	383,560
	$200,000	7.63%, 07/15/2028(1)	207,500
EUR	720,000	Vertical Midco GmbH Co. 4.38%, 07/15/2027(1)	846,934
		Virgin Media Secured Finance plc
GBP	310,000	4.13%, 08/15/2030(6)	392,033
	975,000	4.13%, 08/15/2030(1)	1,233,007
	$3,560,000	4.50%, 08/15/2030(1)	3,617,850
		Virgin Media Vendor Financing Notes DAC
GBP	790,000	4.88%, 07/15/2028(1)	1,017,048
	300,000	4.88%, 07/15/2028(6)	386,221

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Media - 1.6% - (continued)
	$2,855,000	VTR Finance N.V. 6.38%, 07/15/2028(1)	$3,047,712
	225,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	233,437
	550,000	Ziggo B.V. 5.50%, 01/15/2027(1)	570,625

			27,505,190

		Metal Fabricate/Hardware - 0.0%
	225,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	235,436
		Novelis Corp.
	265,000	4.75%, 01/30/2030(1)	268,740
	165,000	5.88%, 09/30/2026(1)	170,260

			674,436

		Mining - 0.1%
	205,000	AngloGold Ashanti Holdings plc 3.75%, 10/01/2030	217,279
EUR	500,000	Constellium SE 4.25%, 02/15/2026(6)	583,781
	$239,000	FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027(1)	255,952

			1,057,012

		Office/Business Equipment - 0.1%
	200,000	CDW LLC / CDW Finance Corp. 4.13%, 05/01/2025	207,896
		Xerox Corp.
	415,000	4.38%, 03/15/2023	431,901
	150,000	6.75%, 12/15/2039	157,725
		Xerox Holdings Corp.
	15,000	5.00%, 08/15/2025(1)	14,809
	1,125,000	5.50%, 08/15/2028(1)	1,110,600

			1,922,931

		Oil & Gas - 2.7%
		Apache Corp.
	200,000	4.38%, 10/15/2028	182,900
	240,000	4.63%, 11/15/2025	228,000
	16,000	4.75%, 04/15/2043	14,160
	19,000	5.10%, 09/01/2040	17,442
CAD	800,000	BP Capital Markets plc 3.50%, 11/09/2020	600,652
		Continental Resources, Inc.
	$5,255,000	4.38%, 01/15/2028(9)	4,729,500
	90,000	4.90%, 06/01/2044	74,390
	990,000	Delek & Avner Tamar Bond Ltd. 5.08%, 12/30/2023(1)	1,016,989
	375,000	Ecopetrol S.A. 6.88%, 04/29/2030	450,900
	200,000	Empresa Nacional del Petroleo 3.75%, 08/05/2026(6)	211,127
	940,000	EOG Resources, Inc. 4.95%, 04/15/2050	1,166,798
	100,000	EQT Corp. 3.90%, 10/01/2027	96,032
	2,065,000	Equinor ASA 3.70%, 04/06/2050	2,296,514
	200,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	206,000
	200,000	KazMunayGas National Co. JSC 3.50%, 04/14/2033(1)	206,241
		Leviathan Bond Ltd.
	317,000	6.13%, 06/30/2025(1)(6)	327,715
	2,037,000	6.50%, 06/30/2027(1)(6)	2,098,110
	4,260,000	6.75%, 06/30/2030(1)(6)	4,372,038
	4,662,000	Matador Resources Co. 5.88%, 09/15/2026	3,752,910
		NAK Naftogaz Ukraine via Kondor Finance plc
	1,200,000	7.63%, 11/08/2026(6)	1,121,111
	5,605,000	7.63%, 11/08/2026(1)	5,236,523
		Occidental Petroleum Corp.
	250,000	3.00%, 02/15/2027	188,750
	100,000	3.40%, 04/15/2026	78,218

The accompanying notes are an integral part of these financial statements.

128

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Oil & Gas - 2.7% - (continued)
	$288,000	4.20%, 03/15/2048	$187,200
	3,447,000	4.40%, 04/15/2046	2,317,142
		Petrobras Global Finance B.V.
	500,000	5.60%, 01/03/2031	539,675
	450,000	5.75%, 02/01/2029	500,697
	330,000	6.75%, 06/03/2050	362,122
	60,000	6.88%, 01/20/2040	67,591
	160,000	6.90%, 03/19/2049	181,062
	500,000	7.38%, 01/17/2027	602,500
		Petroleos de Venezuela S.A.
	290,000	6.00%, 05/16/2024(12)	10,440
	125,000	9.00%, 11/17/2021(12)	4,250
		Petroleos Mexicanos
	10,000	5.95%, 01/28/2031	8,370
	590,000	6.38%, 01/23/2045	447,149
	640,000	6.50%, 06/02/2041	495,360
	610,000	6.75%, 09/21/2047	473,537
	855,000	6.84%, 01/23/2030	764,370
	3,145,000	7.69%, 01/23/2050	2,613,275
	60,000	QEP Resources, Inc. 5.38%, 10/01/2022	52,800
	300,000	Saudi Arabian Oil Co. 2.75%, 04/16/2022(1)	307,418
	235,000	Sinopec Group Overseas Development Ltd. 2.70%, 05/13/2030(1)	244,550
	90,000	SM Energy Co. 6.63%, 01/15/2027	33,750
	200,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(6)	236,872
	300,000	Sunoco L.P. / Sunoco Finance Corp. 6.00%, 04/15/2027	310,113
	160,000	Transocean, Inc. 6.80%, 03/15/2038(9)	20,800
	180,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)(9)	133,200
	27,000	WPX Energy, Inc. 5.25%, 09/15/2024	27,945
		YPF S.A.
	7,400,000	6.95%, 07/21/2027(6)	3,959,000
	390,000	7.00%, 12/15/2047(1)	196,950
	140,000	7.00%, 12/15/2047(6)	70,700
	97,000	8.50%, 03/23/2025(1)	62,080
	1,980,000	8.50%, 03/23/2025(6)	1,267,200
ARS	27,918,777	16.50%, 05/09/2022(1)	231,560

			45,402,698

		Oil & Gas Services - 0.7%
	$11,155,000	Borets Finance DAC 6.00%, 09/17/2026(1)	11,194,043

		Packaging & Containers - 0.7%
		ARD Finance S.A. (5.00% Cash, 5.75% PIK)
EUR	785,000	5.00%, 06/30/2027(1)(10)	882,363
	910,000	5.00%, 06/30/2027(6)(10)	1,022,867
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	475,000	2.13%, 08/15/2026(6)	540,732
	$1,055,000	5.25%, 04/30/2025(1)	1,103,878
	1,505,000	5.25%, 08/15/2027(1)	1,544,883
EUR	200,000	Ball Corp. 1.50%, 03/15/2027	228,290
		Berry Global, Inc.
	100,000	1.50%, 01/15/2027(6)	111,754
	$250,000	5.63%, 07/15/2027(1)	261,536
EUR	625,000	Crown European Holdings S.A. 2.88%, 02/01/2026(6)	758,478
	$440,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(1)	432,850
		Owens-Brockway Glass Container, Inc.
	250,000	5.88%, 08/15/2023(1)	263,031
	175,000	6.38%, 08/15/2025(1)	192,063
	1,685,000	6.63%, 05/13/2027(1)	1,807,162

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Packaging & Containers - 0.7% - (continued)
EUR	600,000	SIG Combibloc PurchaseCo Sarl 2.13%, 06/18/2025(1)	$711,543
	400,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	453,875
	460,000	Trivium Packaging Finance B.V. 3.75%, 08/15/2026(6)	528,431

			10,843,736

		Pharmaceuticals - 0.8%
	$1,155,000	Bausch Health Cos., Inc. 4.50%, 05/15/2023(6)	1,329,247
	1,195,000	5.00%, 01/30/2028(1)	1,181,114
	185,000	5.25%, 01/30/2030(1)	182,697
	100,000	6.13%, 04/15/2025(1)	102,675
		Endo Dac / Endo Finance LLC / Endo Finco, Inc.
	500,000	6.00%, 07/15/2023(1)	395,000
	1,360,000	6.00%, 06/30/2028(1)	1,050,600
	1,308,000	9.50%, 07/31/2027(1)	1,403,105
	474,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(1)	502,440
		Teva Pharmaceutical Finance Netherlands B.V.
EUR	425,000	1.25%, 03/31/2023(6)	460,486
	$450,000	2.80%, 07/21/2023	426,789
	4,725,000	3.15%, 10/01/2026	4,158,000
EUR	1,765,000	4.50%, 03/01/2025	2,024,362
	$200,000	6.75%, 03/01/2028	210,075

			13,426,590

		Pipelines - 0.5%
	200,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(6)	238,268
	140,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp 5.75%, 01/15/2028(1)	124,600
		Buckeye Partners L.P.
	540,000	4.13%, 03/01/2025(1)	511,650
	75,000	4.50%, 03/01/2028(1)	71,250
	125,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	127,440
	375,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	393,750
		EQM Midstream Partners L.P.
	750,000	6.00%, 07/01/2025(1)	768,750
	35,000	6.50%, 07/01/2027(1)	36,708
	185,000	6.50%, 07/15/2048	175,750
		Galaxy Pipeline Assets Bidco Ltd.
	200,000	1.75%, 09/30/2027(1)	198,750
	440,000	2.63%, 03/31/2036(1)	436,696
	200,000	3.25%, 09/30/2040(1)	196,500
	2,890,000	Gray Oak Pipeline LLC 3.45%, 10/15/2027(1)	2,930,218
	325,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(1)	308,652
		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
	125,000	4.88%, 02/01/2031(1)	121,989
	425,000	6.50%, 07/15/2027	445,187
		Transportadora de Gas Internacional S.A. ESP
	265,000	5.55%, 11/01/2028(6)	304,620
	200,000	5.55%, 11/01/2028(1)	229,902
		Western Midstream Operating L.P.
	400,000	5.05%, 02/01/2030	379,466
	125,000	6.25%, 02/01/2050	114,819

			8,114,965

The accompanying notes are an integral part of these financial statements.

129

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Real Estate Investment Trusts - 0.3%
	$930,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	$1,005,148
	325,000	Iron Mountain, Inc. 4.88%, 09/15/2029(1)	328,412
		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
	1,320,000	4.25%, 02/01/2027(1)	1,140,150
	1,040,000	5.25%, 10/01/2025(1)	949,000
	265,000	SBA Tower Trust 3.17%, 04/09/2047(1)	268,038
	275,000	Trust Fibra Uno 6.39%, 01/15/2050(6)	285,656
		VICI Properties L.P. / VICI Note Co., Inc.
	195,000	3.50%, 02/15/2025(1)	195,722
	150,000	3.75%, 02/15/2027(1)	150,375

			4,322,501

		Retail - 1.1%
		1011778 BC ULC / New Red Finance, Inc.
	405,000	3.50%, 02/15/2029(1)	401,962
	225,000	3.88%, 01/15/2028(1)	226,687
	110,000	4.00%, 10/15/2030(1)	109,312
	258,000	5.00%, 10/15/2025(1)	264,553
	1,445,000	5.75%, 04/15/2025(1)	1,539,676
	1,990,000	Dollar General Corp. 4.13%, 04/03/2050	2,386,312
EUR	243,000	eG Global Finance plc 6.25%, 10/30/2025(6)	268,690
	$595,000	ETSY, Inc. 0.13%, 10/01/2026	931,697
	1,575,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 10.00%, 04/15/2025(1)	1,718,719
	1,460,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	1,481,900
	125,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(1)	125,156
		KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
	425,000	4.75%, 06/01/2027(1)	439,818
	150,000	5.25%, 06/01/2026(1)	154,999
		L Brands, Inc.
	15,000	5.25%, 02/01/2028	14,775
	1,225,000	6.63%, 10/01/2030(1)	1,286,250
	165,000	6.88%, 07/01/2025(1)	176,877
	360,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	378,936
	470,000	Michaels Stores, Inc. 4.75%, 10/01/2027(1)	459,425
EUR	1,250,000	Peer Holding B.V. 3.25%, 03/08/2025, 3 mo. EURIBOR + 3.250%	1,400,317
	$100,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	102,228
	1,435,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	1,463,700
	580,000	Staples, Inc. 7.50%, 04/15/2026(1)	542,300
	1,130,000	TJX Cos., Inc. 4.50%, 04/15/2050	1,496,794
	325,000	United Rentals North America, Inc. 4.88%, 01/15/2028	341,250
	960,000	Yum! Brands, Inc. 3.63%, 03/15/2031	942,000

			18,654,333

		Semiconductors - 0.5%
	3,460,000	Broadcom, Inc. 4.15%, 11/15/2030	3,876,150
	200,000	Entegris, Inc. 4.63%, 02/10/2026(1)	205,500
		Microchip Technology, Inc.
	2,460,000	2.67%, 09/01/2023(1)	2,552,681
	975,000	4.25%, 09/01/2025(1)	1,012,215
		Qorvo, Inc.
	140,000	3.38%, 04/01/2031(1)	141,750
	350,000	4.38%, 10/15/2029	375,242
	200,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	218,329

			8,381,867

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.3% - (continued)
		Software - 0.3%
	$820,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	$830,250
	540,000	BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, 01/31/2026(1)	546,750
	100,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	107,270
	465,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	464,800
	250,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	261,875
		MSCI, Inc.
	70,000	3.88%, 02/15/2031(1)	73,150
	250,000	4.00%, 11/15/2029(1)	260,915
	155,000	Open Text Corp. 3.88%, 02/15/2028(1)	157,446
	185,000	Open Text Holdings, Inc. 4.13%, 02/15/2030(1)	191,938
	2,080,000	Oracle Corp. 3.60%, 04/01/2050	2,283,604
	75,000	PTC, Inc. 3.63%, 02/15/2025(1)	76,359
	425,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	451,703

			5,706,060

		Telecommunications - 2.7%
EUR	340,000	Altice France Holding S.A. 8.00%, 05/15/2027(1)	414,790
		Altice France S.A.
	200,000	3.38%, 01/15/2028(6)	219,630
	1,920,000	5.88%, 02/01/2027(6)	2,331,164
	$325,000	7.38%, 05/01/2026(1)	339,203
		AT&T, Inc.
	3,195,000	2.75%, 06/01/2031	3,316,267
CAD	1,080,000	3.83%, 11/25/2020	812,112
	$200,000	Bharti Airtel International Netherlands B.V. 5.35%, 05/20/2024(6)	217,035
	200,000	Embarq Corp. 8.00%, 06/01/2036	234,500
		Frontier Communications Corp.
	485,000	0.00%, 10/08/2021	479,544
	1,545,000	5.88%, 10/15/2027(1)	1,583,470
EUR	1,836,915	Lorca Finco plc 4.25%, 09/23/2027, 3 mo. EURIBOR + 4.250%	2,131,340
	2,135,000	Lorca Telecom Bondco SAU 4.00%, 09/18/2027(1)	2,523,900
		Millicom International Cellular S.A.
	$1,470,000	4.50%, 04/27/2031(1)	1,492,050
	200,000	5.13%, 01/15/2028(1)	210,000
	200,000	6.25%, 03/25/2029(6)	221,100
	4,235,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 year USD CMT + 4.274% thereafter)(6)(7)(8)	4,241,352
	7,275,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(6)(7)(8)	6,711,187
	240,000	Sprint Corp. 7.13%, 06/15/2024	276,048
		Telecom Argentina S.A.
	2,705,000	8.00%, 07/18/2026(6)	2,231,625
	3,230,000	8.00%, 07/18/2026(1)	2,664,750
	105,000	8.50%, 08/06/2025(1)	86,132
	100,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	126,165
	300,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	324,585
	3,015,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	3,209,467
	5,085,000	Tower Bersama Infrastructure Tbk PT 4.25%, 01/21/2025(6)	5,109,100
	200,000	VEON Holdings B.V. 4.00%, 04/09/2025(6)	208,624
		Vmed UK Financing plc
EUR	455,000	3.25%, 01/31/2031(1)	517,993

The accompanying notes are an integral part of these financial statements.

130

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.3% - (continued)
	Telecommunications - 2.7% - (continued)
$1,550,000	4.25%, 01/31/2031(1)	$1,550,000
1,690,000	Vodafone Group plc 7.00%, 04/04/2079, (7.00% fixed rate until 01/04/2029; 5 year USD Swap + 4.873% thereafter)(7)	2,005,729
200,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(1)	211,500

		46,000,362

	Toys/Games/Hobbies - 0.0%
	Mattel, Inc.
150,000	5.88%, 12/15/2027(1)	163,005
400,000	6.75%, 12/31/2025(1)	420,700

		583,705

	Transportation - 0.5%
2,050,000	FedEx Corp. 4.25%, 05/15/2030	2,461,755
200,000	Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(1)	218,700
	Rumo Luxembourg S.a.r.l.
3,540,000	5.25%, 01/10/2028(1)	3,708,150
665,000	5.88%, 01/18/2025(6)	695,763
1,935,000	7.38%, 02/09/2024(6)	2,022,075

		9,106,443

	Trucking & Leasing - 0.2%
150,000	Avolon Holdings Funding Ltd. 3.95%, 07/01/2024(1)	147,076
100,000	DAE Funding LLC 4.50%, 08/01/2022(6)	100,500
572,000	Fly Leasing Ltd. 6.38%, 10/15/2021(9)	568,271
2,290,000	GATX Corp. 4.00%, 06/30/2030	2,642,098

		3,457,945

	Water - 0.0%
250,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(6)	259,000

	Total Corporate Bonds (cost $533,807,696)	$543,360,984

FOREIGN GOVERNMENT OBLIGATIONS - 18.7%
	Angola - 0.0%
200,000	Angolan Government International Bond 9.38%, 05/08/2048(6)	152,760

	Argentina - 0.9%
	Argentine Republic Government International Bond
16,890,601	0.13%, 07/09/2030	6,198,851
14,906,093	0.13%, 07/09/2035	4,874,292
8,772,195	0.13%, 07/09/2041	2,965,090
780,658	1.00%, 07/09/2029	320,070
	Provincia de Cordoba
300,000	7.13%, 08/01/2027(6)	145,503
150,000	7.45%, 09/01/2024(6)	78,001

		14,581,807

	Armenia - 0.0%
	Republic of Armenia International Bond
200,000	3.95%, 09/26/2029(6)	188,432
250,000	7.15%, 03/26/2025(6)	267,105

		455,537

	Azerbaijan - 0.2%
	Republic of Azerbaijan International Bond
435,000	3.50%, 09/01/2032(6)	422,820
1,675,000	4.75%, 03/18/2024(6)	1,772,669
690,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(6)	785,514

		2,981,003

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		Bermuda - 0.0%
	$200,000	Bermuda Government International Bond 4.75%, 02/15/2029(1)	$240,100

		Brazil - 0.5%
		Brazil Notas do Tesouro Nacional
BRL	9,221,000	10.00%, 01/01/2025	1,799,341
	9,220,000	10.00%, 01/01/2027	1,810,042
		Brazilian Government International Bond
	$200,000	2.88%, 06/06/2025	202,302
	585,000	3.88%, 06/12/2030	592,312
	400,000	4.75%, 01/14/2050	392,000
	2,790,000	5.00%, 01/27/2045	2,845,800

			7,641,797

		Canada - 1.5%
CAD	250,000	Canadian Treasury Bill 0.09%, 01/07/2021(13)	187,612
	1,500,000	City of Ottawa Ontario 0.00%, 11/04/2020	1,125,850
		Municipal Finance Authority of British Columbia
	250,000	1.65%, 04/19/2021	188,848
	3,000,000	4.15%, 06/01/2021	2,302,635
		Ontario Hydro Corp. Coupon Strip
	250,000	0.00%, 11/26/2020(11)	187,615
	600,000	0.00%, 12/22/2020(11)	450,182
	925,000	0.00%, 04/15/2021(11)	693,136
	500,000	0.00%, 08/06/2021	374,101
		Ontario T-Bill
	4,980,000	0.21%, 03/03/2021(13)	3,735,131
	3,620,000	0.21%, 03/10/2021(13)	2,714,932
		PEI Treasury Note
	1,755,000	0.00%, 12/01/2020(11)	1,316,994
	3,620,000	0.00%, 12/08/2020(11)	2,716,399
	1,810,000	0.00%, 12/15/2020(11)	1,358,145
	1,720,000	Province of Quebec Canada 4.50%, 12/01/2020	1,295,235
		Quebec T-Bill
	3,255,000	0.19%, 11/13/2020(13)	2,442,997
	3,635,000	0.19%, 12/04/2020(13)	2,727,819
	500,000	Regional Municipality of York 4.00%, 06/30/2021	384,485
	2,125,000	South Coast British Columbia Transportation Authority 3.80%, 11/02/2020	1,595,178

			25,797,294

		Chile - 0.2%
CLP	2,570,000,000	Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030(1)(6)	3,908,386

		China - 0.2%
CNY	27,320,000	Agricultural Development Bank of China 2.96%, 04/17/2030	3,791,928

		Colombia - 0.7%
		Colombia Government International Bond
	$1,635,000	3.00%, 01/30/2030	1,667,700
	630,000	3.13%, 04/15/2031	646,695
	1,360,000	3.88%, 04/25/2027	1,470,840
	435,000	4.13%, 05/15/2051	455,228
	400,000	4.50%, 03/15/2029	448,856
	2,970,000	5.00%, 06/15/2045	3,468,960
COP	13,241,300,000	Colombian TES 7.00%, 06/30/2032	3,642,450

			11,800,729

		Croatia - 0.2%
		Croatia Government International Bond
EUR	780,000	1.13%, 06/19/2029(6)	929,321
	675,000	1.50%, 06/17/2031(6)	826,428

The accompanying notes are an integral part of these financial statements.

131

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		Croatia - 0.2% - (continued)
EUR	270,000	2.75%, 01/27/2030(6)	$366,750
	860,000	3.00%, 03/20/2027(6)	1,147,612

			3,270,111

		Dominican Republic - 0.4%
		Dominican Republic International Bond
	$155,000	4.88%, 09/23/2032(1)	157,327
	150,000	5.88%, 01/30/2060(6)	143,250
	595,000	5.95%, 01/25/2027(6)	648,556
	250,000	6.00%, 07/19/2028(6)	275,002
	150,000	6.40%, 06/05/2049(6)	152,265
	4,500,000	6.40%, 06/05/2049(1)	4,567,950

			5,944,350

		Ecuador - 0.0%
		Ecuador Government International Bond
	15,074	0.00%, 07/31/2030(1)(11)	6,859
	37,800	0.50%, 07/31/2030(1)	25,137
	434,060	0.50%, 07/31/2035(1)	237,105
	45,400	0.50%, 07/31/2040(1)	22,474

			291,575

		Egypt - 0.5%
		Egypt Government International Bond
EUR	215,000	4.75%, 04/16/2026(6)	241,310
	$480,000	5.58%, 02/21/2023(1)	493,790
EUR	100,000	6.38%, 04/11/2031(6)	111,282
	$300,000	6.59%, 02/21/2028(1)	301,560
	275,000	7.05%, 01/15/2032(6)	268,320
	200,000	7.60%, 03/01/2029(6)	207,860
	5,200,000	7.63%, 05/29/2032(1)	5,260,320
	215,000	7.90%, 02/21/2048(6)	203,487
	715,000	8.50%, 01/31/2047(6)	709,936
	895,000	8.88%, 05/29/2050(1)	903,324

			8,701,189

		Ethiopia - 0.0%
	205,000	Ethiopia International Bond 6.63%, 12/11/2024(6)	206,066

		Gabon - 0.0%
		Gabon Government International Bond
	200,000	6.63%, 02/06/2031(1)	178,311
	600,000	6.95%, 06/16/2025(6)	565,543

			743,854

		Ghana - 0.3%
		Ghana Government International Bond
	1,500,000	6.38%, 02/11/2027(1)	1,393,800
	2,585,000	7.88%, 02/11/2035(6)	2,290,956
	841,000	7.88%, 02/11/2035(1)	745,336

			4,430,092

		Guatemala - 0.0%
	200,000	Guatemala Government Bond 6.13%, 06/01/2050(1)	246,402

		Honduras - 0.0%
	300,000	Honduras Government International Bond 5.63%, 06/24/2030(1)	330,750

		Hungary - 0.2%
EUR	1,719,000	Hungary Government Bond 1.63%, 04/28/2032(6)	2,146,180
		Hungary Government International Bond
	295,000	1.75%, 06/05/2035(6)	369,972
	$118,000	5.38%, 02/21/2023	130,157
	226,000	5.75%, 11/22/2023	259,055

			2,905,364

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		India - 0.2%
INR	280,850,000	India Government Bond 5.77%, 08/03/2030	$3,757,276

		Indonesia - 0.7%
		Indonesia Government International Bond
EUR	110,000	2.15%, 07/18/2024(6)	134,998
	210,000	2.63%, 06/14/2023(6)	258,039
	$815,000	3.85%, 07/18/2027(6)	911,728
	400,000	4.45%, 04/15/2070	471,810
	1,035,000	4.63%, 04/15/2043(6)	1,209,619
	1,520,000	4.75%, 01/08/2026(6)	1,757,439
	550,000	4.75%, 07/18/2047(6)	672,702
	2,010,000	5.13%, 01/15/2045(6)	2,520,767
		Indonesia Treasury Bond
IDR	27,625,000,000	7.00%, 09/15/2030	1,942,722
	26,966,000,000	7.50%, 06/15/2035	1,899,144
		Perusahaan Penerbit SBSN Indonesia III
	$460,000	4.15%, 03/29/2027(6)	515,310
	200,000	4.45%, 02/20/2029(6)	230,152

			12,524,430

		Italy - 0.4%
EUR	5,435,000	Italy Buoni Ordinari del Tesoro BOT 0.00%, 01/29/2021(6)(11)	6,337,224

		Ivory Coast - 0.4%
		Ivory Coast Government International Bond
	995,000	5.88%, 10/17/2031(1)	1,132,996
	2,255,000	5.88%, 10/17/2031(6)	2,567,746
	2,250,000	6.63%, 03/22/2048(6)	2,457,386
	300,000	6.88%, 10/17/2040(6)	340,241

			6,498,369

		Japan - 3.6%
		Japan Treasury Discount Bill
JPY	447,150,000	0.08%, 02/01/2021(13)	4,272,012
	363,050,000	0.08%, 02/08/2021(13)	3,468,558
	212,800,000	0.09%, 01/18/2021(13)	2,032,985
	152,850,000	0.11%, 12/21/2020(13)	1,460,145
	1,072,550,000	0.12%, 12/14/2020(13)	10,245,669
	285,700,000	0.14%, 11/30/2020(13)	2,729,088
	250,000,000	0.15%, 01/12/2021(13)	2,388,334
	1,448,750,000	0.15%, 02/25/2021(13)	13,842,155
	362,950,000	0.16%, 11/02/2020(13)	3,466,766
	1,448,750,000	0.17%, 02/10/2021(13)	13,841,525
	253,500,000	0.18%, 01/06/2021(13)	2,421,734

			60,168,971

		Jordan - 0.1%
		Jordan Government International Bond
	$200,000	4.95%, 07/07/2025(1)	203,328
	200,000	5.75%, 01/31/2027(6)	206,071
	200,000	5.85%, 07/07/2030(6)	201,267
	200,000	5.85%, 07/07/2030(1)	201,267
	830,000	6.13%, 01/29/2026(6)	871,736

			1,683,669

		Macedonia - 0.1%
EUR	405,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(6)	481,117
		North Macedonia Government International Bond
	170,000	3.68%, 06/03/2026(6)	215,190
	375,000	3.68%, 06/03/2026(1)	474,684

			1,170,991

The accompanying notes are an integral part of these financial statements.

132

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		Mexico - 1.5%
		Mexican Bonos
MXN	39,419,200	5.75%, 03/05/2026	$1,890,743
	34,406,600	8.50%, 11/18/2038	1,883,016
		Mexico Government International Bond
EUR	1,114,000	1.13%, 01/17/2030	1,210,039
	$631,000	3.25%, 04/16/2030	652,000
	200,000	4.35%, 01/15/2047	210,002
	3,360,000	4.50%, 04/22/2029	3,810,240
	6,540,000	4.50%, 01/31/2050	7,055,090
	3,030,000	4.75%, 04/27/2032	3,466,320
	316,000	4.75%, 03/08/2044	349,183
	3,545,000	5.00%, 04/27/2051	4,046,617

			24,573,250

		Mongolia - 0.7%
		Mongolia Government International Bond
	4,717,000	5.13%, 12/05/2022(6)	4,834,900
	7,293,000	5.13%, 04/07/2026(1)(9)	7,510,741

			12,345,641

		Morocco - 0.1%
		Morocco Government International Bond
EUR	365,000	1.50%, 11/27/2031(6)	393,574
	$350,000	4.25%, 12/11/2022(6)	366,126
	400,000	5.50%, 12/11/2042(6)	480,755

			1,240,455

		Nigeria - 0.2%
	3,070,000	Nigeria Government International Bond 7.88%, 02/16/2032(6)	2,974,523

		Oman - 0.3%
		Oman Government International Bond
	2,805,000	6.50%, 03/08/2047(6)	2,263,242
	2,305,000	6.75%, 01/17/2048(6)	1,882,466

			4,145,708

		Panama - 0.3%
		Panama Government International Bond
	435,000	3.16%, 01/23/2030	474,698
	725,000	4.30%, 04/29/2053	875,445
	470,000	4.50%, 04/16/2050	579,867
	930,000	4.50%, 04/01/2056	1,143,900
	940,000	7.13%, 01/29/2026	1,187,934
	465,000	Panama Notas del Tesoro 3.75%, 04/17/2026(1)	502,386

			4,764,230

		Paraguay - 0.1%
		Paraguay Government International Bond
	400,000	4.70%, 03/27/2027(6)	451,604
	200,000	5.60%, 03/13/2048(1)(9)	246,202
	200,000	6.10%, 08/11/2044(6)	258,400

			956,206

		Philippines - 0.2%
		Philippine Government International Bond
	1,380,000	3.70%, 03/01/2041	1,579,396
	850,000	3.95%, 01/20/2040	999,076

			2,578,472

		Qatar - 0.0%
	310,000	Qatar Government International Bond 2.38%, 06/02/2021(6)	312,967

		Romania - 0.2%
		Romanian Government International Bond
EUR	535,000	2.00%, 12/08/2026(6)	652,435
	120,000	2.00%, 01/28/2032(1)	139,752

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		Romania - 0.2% - (continued)
EUR	285,000	2.00%, 01/28/2032(6)	$331,910
	230,000	2.12%, 07/16/2031(6)	271,218
	175,000	2.12%, 07/16/2031(1)	206,361
	270,000	3.38%, 02/08/2038(6)	339,656
	8,000	3.38%, 01/28/2050(1)	9,676
	65,000	3.62%, 05/26/2030(1)	86,785
	610,000	3.88%, 10/29/2035(6)	824,106
	$92,000	4.00%, 02/14/2051(1)	93,726
	220,000	6.13%, 01/22/2044(6)	295,951

			3,251,576

		Russia - 0.8%
		Russian Federal Bond - OFZ
RUB	5,155,000	6.90%, 05/23/2029	68,946
	132,040,000	7.15%, 11/12/2025	1,785,621
	137,125,000	7.65%, 04/10/2030	1,918,175
	8,950,000	7.70%, 03/23/2033	125,615
	32,640,000	7.95%, 10/07/2026	460,877
	1,430,000	8.50%, 09/17/2031	21,134
		Russian Foreign Bond - Eurobond
	$400,000	4.25%, 06/23/2027(1)	449,155
	1,200,000	4.25%, 06/23/2027(6)	1,347,466
	600,000	4.38%, 03/21/2029(1)	685,088
	1,800,000	4.38%, 03/21/2029(6)	2,055,265
	2,400,000	5.10%, 03/28/2035(6)	2,916,000
	1,000,000	5.25%, 06/23/2047(6)	1,311,948
	600,000	5.63%, 04/04/2042(6)	788,228

			13,933,518

		Saudi Arabia - 0.0%
	415,000	Saudi Government International Bond 3.25%, 10/26/2026(6)	452,184

		Senegal - 0.5%
		Senegal Government International Bond
EUR	3,380,000	4.75%, 03/13/2028(6)	3,890,066
	$3,730,000	6.25%, 05/23/2033(6)	3,793,410
	405,000	6.75%, 03/13/2048(6)	395,564

			8,079,040

		Serbia - 0.1%
		Serbia International Bond
EUR	120,000	1.50%, 06/26/2029(1)	136,230
	1,135,000	1.50%, 06/26/2029(6)	1,288,514
	230,000	3.13%, 05/15/2027(6)	291,059
	185,000	3.13%, 05/15/2027(1)	234,113

			1,949,916

		South Africa - 0.3%
ZAR	68,030,000	Republic of South Africa Government Bond 8.00%, 01/31/2030	3,844,134
		Republic of South Africa Government International Bond
	$1,230,000	5.75%, 09/30/2049	1,107,713
	410,000	6.25%, 03/08/2041	403,883

			5,355,730

		South Korea - 0.3%
		Export-Import Bank of Korea
	1,000,000	0.82%, 06/01/2021, 3 mo. USD LIBOR + 0.575%(2)	1,001,982
	1,000,000	4.38%, 09/15/2021	1,033,392
	2,175,000	Korea Development Bank 0.80%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(2)	2,176,833

			4,212,207

The accompanying notes are an integral part of these financial statements.

133

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 18.7% - (continued)
		Spain - 0.4%
EUR	6,005,000	Spain Letras del Tesoro 0.00%, 01/15/2021(11)	$7,001,675

		Supranational - 0.2%
TRY	30,000,000	European Investment Bank 12.00%, 05/12/2022	3,308,682
IDR	300,000,000	International Bank for Reconstruction & Development 7.45%, 08/20/2021	20,773
		International Finance Corp.
MXN	22,900,000	0.00%, 02/22/2038(11)	313,625
IDR	1,800,000,000	8.00%, 10/09/2023	132,886

			3,775,966

		Thailand - 0.2%
THB	117,460,000	Thailand Government Bond 1.60%, 06/17/2035	3,756,238

		Tunisia - 0.0%
		Banque Centrale de Tunisie International Bond
	$540,000	5.75%, 01/30/2025(6)	454,736
EUR	100,000	6.75%, 10/31/2023(1)	103,710

			558,446

		Turkey - 0.7%
		Turkey Government International Bond
	$215,000	3.25%, 03/23/2023	202,865
	2,400,000	4.88%, 10/09/2026	2,165,232
	820,000	4.88%, 04/16/2043	597,575
	2,216,000	5.13%, 02/17/2028	1,968,074
	7,030,000	5.75%, 05/11/2047	5,440,658
	510,000	6.00%, 03/25/2027	481,108
	835,000	6.00%, 01/14/2041	676,350

			11,531,862

		Ukraine - 0.3%
		Ukraine Government International Bond
	1,110,000	7.25%, 03/15/2033(1)	1,042,019
	1,225,000	7.38%, 09/25/2032(6)	1,173,354
	620,000	7.75%, 09/01/2022(6)	645,755
	455,000	7.75%, 09/01/2024(6)	470,356
	1,515,000	7.75%, 09/01/2026(6)	1,530,908
	625,000	7.75%, 09/01/2027(6)	628,906

			5,491,298

		United Arab Emirates - 0.0%
	200,000	Abu Dhabi Government International Bond 4.13%, 10/11/2047(6)	245,860
	200,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(6)	187,344

			433,204

		Venezuela - 0.0%
		Venezuela Government International Bond
	1,224,000	7.75%, 10/13/2019(12)	111,996
	380,000	9.00%, 05/07/2023(12)	34,770
	800,000	9.25%, 05/07/2028(12)	73,200
	1,355,300	12.75%, 08/23/2022(12)	124,010

			343,976

		Total Foreign Government Obligations (cost $318,858,881)	$314,580,312

MUNICIPAL BONDS - 0.9%
		Education - 0.2%
		Chicago, IL, Board of Education, GO
	630,000	5.18%, 12/01/2021	644,553
	380,000	6.04%, 12/01/2029	396,975

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 0.9% - (continued)
	Education - 0.2% - (continued)
$1,110,000	6.14%, 12/01/2039	$1,138,893
660,000	6.32%, 11/01/2029	680,308

		2,860,729

	General - 0.1%
665,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	927,615

	General Obligation - 0.1%
	State of Illinois, GO
523,309	4.95%, 06/01/2023(9)	540,578
70,000	5.00%, 01/01/2023	73,262
935,000	5.10%, 06/01/2033	936,384
150,000	5.56%, 02/01/2021	151,361

		1,701,585

	Nursing Homes - 0.1%
2,000,000	Seminole County, FL, Industrial Dev Auth 6.00%, 11/15/2025	1,955,500

	Transportation - 0.4%
1,150,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	1,218,942
	Metropolitan Transportation Auth, NY, Rev
1,150,000	5.00%, 11/15/2050	1,242,287
4,170,000	5.18%, 11/15/2049	4,247,562
435,000	6.73%, 11/15/2030	510,486

		7,219,277

	Total Municipal Bonds (cost $14,359,322)	$14,664,706

SENIOR FLOATING RATE INTERESTS - 19.9%(14)
	Advertising - 0.1%
1,400,850	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	1,272,770
962,725	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	935,653

		2,208,423

	Aerospace/Defense - 0.2%
535,000	Spirit Aerosystems, Inc. 6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	533,663
	TransDigm, Inc.
2,023,061	2.40%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	1,900,281
344,743	2.40%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	323,800

		2,757,744

	Airlines - 0.3%
1,396,563	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	1,388,714
685,000	Mileage Plus Holdings LLC 6.25%, 06/20/2027, 1 mo. USD LIBOR + 5.250%	695,145
1,880,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	1,870,995
918,063	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	804,167

		4,759,021

	Asset-Backed - Finance & Insurance - 0.1%
259,792	Evertec Group LLC 3.65%, 11/27/2024, 3 mo. USD LIBOR + 3.500%	256,544
925,000	PAI Holdco, Inc. 0.00%, 10/28/2027(15)	917,489

		1,174,033

The accompanying notes are an integral part of these financial statements.

134

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Auto Manufacturers - 0.1%
	$1,283,212	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	$1,268,776

		Auto Parts & Equipment - 0.5%
	1,815,893	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	1,787,747
EUR	260,000	AL Alpine AT Bidco GmbH 3.25%, 11/06/2025, 3 mo. EURIBOR + 3.250%	282,118
	$201,413	AL Alpine U.S. Bidco, Inc. 3.23%, 11/06/2025, 1 mo. USD LIBOR + 3.000%	184,796
	913,761	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	894,060
EUR	1,846,496	Clarios Global L.P. 3.75%, 04/30/2026, 3 mo. EURIBOR + 3.750%	2,095,856
	$824,813	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%	816,564
	360,000	GT Polaris, Inc. 5.00%, 09/24/2027, 1 mo. USD LIBOR + 4.000%	354,150
	154,800	IAA, Inc. 2.44%, 06/28/2026, 3 mo. USD LIBOR + 2.250%	149,641
	1,234,621	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	1,197,274

			7,762,206

		Beverages - 0.1%
	410,850	Refresco Holding B.V. 3.52%, 03/28/2025, 3 mo. USD LIBOR + 3.250%	399,893
EUR	1,400,000	Sunshine Investments B.V. 0.00%, 03/28/2025(15)	1,610,944

			2,010,837

		Chemicals - 1.0%
	$1,001,060	Axalta Coating Systems U.S. Holdings, Inc. 1.97%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	969,777
EUR	385,920	CeramTec AcquiCo GmbH 2.75%, 03/08/2025, 3 mo. EURIBOR + 2.750%	427,241
	$180,239	CMC Materials, Inc. 2.19%, 11/15/2025, 1 mo. USD LIBOR + 2.000%	177,535
		Diamond (BC) B.V.
	3,169,208	3.15%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	3,026,593
EUR	1,420,276	3.25%, 09/06/2024, 3 mo. EURIBOR + 3.250%	1,585,065
	$1,616,834	Element Solutions, Inc. 2.15%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	1,579,453
EUR	1,370,000	Froneri Lux FinCo S.a.r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	1,551,693
	$622,125	Hexion, Inc. 3.73%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	610,305
	229,462	Minerals Technologies, Inc. 3.00%, 02/14/2024, 3 mo. USD LIBOR + 2.250%	227,167
EUR	100,000	Nouryon Finance B.V. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	114,069
	$2,393,946	Nouryon USA LLC 3.15%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	2,314,945
	3,534,251	Tronox Finance LLC 3.22%, 09/22/2024, 3 mo. USD LIBOR + 3.000%	3,456,639
		Univar Solutions USA, Inc.
	248,125	2.15%, 11/22/2026, 1 mo. USD LIBOR + 2.000%	241,044

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Chemicals - 1.0% - (continued)
	$244,502	2.40%, 07/01/2024, 3 mo. USD LIBOR + 2.500%	$239,230
	230,300	WR Grace & Co. 1.97%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	224,542

			16,745,298

		Commercial Services - 2.0%
		AlixPartners LLP
	2,048,888	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	1,984,861
EUR	177,300	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	203,438
	$639,110	Allied Universal Holdco LLC 4.40%, 07/12/2026, 1 mo. USD LIBOR + 4.250%	625,299
	523,688	Amentum Government Services Holdings LLC 3.65%, 01/31/2027, 1 mo. USD LIBOR + 3.500%	501,431
	3,222,087	APX Group, Inc. 7.25%, 12/31/2025, 1 mo. USD LIBOR + 4.000%	3,138,667
	232,800	Ascend Learning LLC 4.00%, 07/12/2024, 3 mo. USD LIBOR + 3.000%	227,320
	1,642,588	AVSC Holding Corp. 5.50%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	1,256,579
	839,906	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	814,709
EUR	1,180,000	Boels Topholding B.V. 4.00%, 02/05/2027, 3 mo. EURIBOR + 4.000%	1,335,422
	$1,324,281	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	1,298,894
	713,872	Ceridian HCM Holding, Inc. 2.60%, 04/30/2025, 3 mo. USD LIBOR + 2.500%	689,108
		Deerfield Dakota Holding LLC
EUR	2,219,438	4.00%, 04/09/2027, 3 mo. EURIBOR + 4.000%	2,536,402
	$2,478,788	4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	2,436,450
	35,228	Energizer Holdings, Inc. 2.44%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	35,051
	1,756,460	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	1,733,187
	568,327	Fly Funding S.a.r.l. 1.99%, 08/09/2025, 1 mo. USD LIBOR + 1.750%	489,944
	445,500	KAR Auction Services, Inc. 2.44%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	426,566
EUR	640,000	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/20/2027, 3 mo. EURIBOR + 3.250%	726,369
	$1,906,231	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,879,677
EUR	379,236	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	429,898
	$3,341,786	Quikrete Holdings, Inc. 2.65%, 01/31/2027, 1 mo. USD LIBOR + 2.500%	3,272,444
	882,654	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	868,452
	464,717	Russell Investments U.S. Inst’l Holdco, Inc. 3.75%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	460,362

The accompanying notes are an integral part of these financial statements.

135

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Commercial Services - 2.0% - (continued)
EUR	231,666	Techem Verwaltungsgesellschaft 675 mbH 2.63%, 07/15/2025, 3 mo. EURIBOR + 2.625%	$265,131
	$844,564	Trans Union LLC 1.90%, 11/13/2026, 1 mo. USD LIBOR + 1.750%	822,572
	317,600	U.S. Ecology Holdings, Inc. 2.65%, 11/01/2026, 3 mo. USD LIBOR + 2.500%	312,836
EUR	1,650,000	Verisure Holding AB 4.00%, 07/14/2026, 3 mo. EURIBOR + 4.000%	1,912,064
	$1,184,950	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	1,181,395
	1,857,050	WEX, Inc. 2.40%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	1,787,410

			33,651,938

		Construction Materials - 0.2%
	186,171	Advanced Drainage Systems, Inc. 2.44%, 09/24/2026, 1 mo. USD LIBOR + 2.250%	184,464
	1,524,387	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	1,486,521
	1,559,094	Cornerstone Building Brands, Inc. 3.90%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	1,526,446
	259,038	Hamilton Holdco LLC 2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	251,267
	646,675	Summit Materials LLC 2.15%, 11/21/2024, 3 mo. USD LIBOR + 2.000%	632,933

			4,081,631

		Distribution/Wholesale - 0.1%
	1,091,487	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	1,058,230

		Diversified Financial Services - 0.5%
	1,086,836	Aretec Group, Inc. 4.40%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	1,010,757
		Blackhawk Network Holdings, Inc.
	3,369,766	3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	3,156,528
	900,000	7.19%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	807,750
		GreenSky Holdings LLC
	832,453	3.44%, 03/29/2025, 3 mo. USD LIBOR + 3.250%	784,587
	1,047,375	5.50%, 03/29/2025, 1 mo. USD LIBOR + 4.500%	1,010,717
	172,375	Minotaur Acquisition, Inc. 5.15%, 03/29/2026, 3 mo. USD LIBOR + 5.000%	163,756
EUR	435,178	Refinitiv U.S. Holdings, Inc. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	498,533
	$756,549	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	740,154

			8,172,782

		Electric - 0.0%
	318,342	Seadrill Operating L.P. 7.00%, 02/21/2021, 3 mo. USD LIBOR + 6.000%	31,481

		Electrical Components & Equipment - 0.1%
	1,125,000	Virgin Media Bristol LLC 2.65%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	1,084,927

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Engineering & Construction - 0.1%
	$1,017,598	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	$945,094
	163,134	DG Investment Intermediate Holdings, Inc. 3.75%, 02/03/2025, 3 mo. USD LIBOR + 3.000%	156,691
EUR	248,919	Fluidra Finco S.L. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	285,375

			1,387,160

		Entertainment - 0.7%
	$1,298,245	Crown Finance U.S., Inc. 2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	721,928
	1,505,843	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	1,441,845
		Motion Finco LLC
	438,613	3.47%, 11/04/2026, 1 mo. USD LIBOR + 3.250%	374,102
	57,646	3.47%, 11/04/2026, 1 mo. USD LIBOR + 3.250%(16)	49,168
EUR	335,000	Motion Finco S.a.r.l. 3.00%, 11/04/2026, 3 mo. EURIBOR + 3.000%	340,737
	$1,489,793	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	1,435,520
	1,819,491	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	1,818,253
	2,670,103	Scientific Games International, Inc. 2.90%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	2,479,030
	997,416	SeaWorld Parks & Entertainment, Inc. 3.75%, 03/31/2024, 3 mo. USD LIBOR + 3.000%	929,911
	1,495,876	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	1,464,088
	1,088,192	William Morris Endeavor Entertainment LLC 2.90%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	921,851
	230,300	Wyndham Hotels & Resorts, Inc. 1.90%, 05/30/2025, 3 mo. USD LIBOR + 1.750%	218,688

			12,195,121

		Food - 0.6%
	833,404	Atkins Nutritionals Holdings, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	830,804
	679,258	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	674,334
	884,538	BellRing Brands LLC 6.00%, 10/21/2024, 1 mo. USD LIBOR + 5.000%	886,528
	942,193	CHG PPC Parent LLC 2.90%, 03/30/2025, 3 mo. USD LIBOR + 2.750%	909,216
	2,471,250	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	2,375,094
	1,855,846	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	1,805,979
		U.S. Foods, Inc.
	2,710,783	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	2,588,120
	905,850	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	858,863

			10,928,938

		Food Service - 0.1%
		8th Avenue Food & Provisions, Inc.
	221,063	3.65%, 10/01/2025, 3 mo. USD LIBOR + 3.500%	217,700

The accompanying notes are an integral part of these financial statements.

136

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Food Service - 0.1% - (continued)
	$135,000	7.90%, 10/01/2026, 3 mo. USD LIBOR + 7.750%	$132,300
		Aramark Services, Inc.
	928,502	1.90%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	885,949
	487,550	1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	462,261

			1,698,210

		Gas - 0.0%
EUR	100,000	Messer Industries GmbH 2.50%, 03/01/2026, 3 mo. EURIBOR + 2.750%	114,306
	$640,250	Messer Industries USA, Inc. 2.72%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	622,758

			737,064

		Hand/Machine Tools - 0.2%
	2,685,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(15)	2,643,275

		Healthcare - Products - 0.4%
		Avantor Funding, Inc.
	4,560,000	0.00%, 10/29/2027(15)	4,514,400
	112,379	3.25%, 11/21/2024, 1 mo. USD LIBOR + 2.250%	111,208
	203,975	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	200,915
	438,750	Lifescan Global Corp. 6.23%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	410,012
	2,349,431	Parexel International Corp. 2.90%, 09/27/2024, 3 mo. USD LIBOR + 2.750%	2,250,426

			7,486,961

		Healthcare - Services - 1.1%
	930,000	Agiliti Health, Inc 0.00%, 01/04/2026(15)	906,750
EUR	1,835,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	2,110,419
	$1,061,412	Catalent Pharma Solutions, Inc. 3.25%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	1,054,778
	169,200	CDRH Parent, Inc. 5.25%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	124,362
	1,231,928	Dentalcorp Health Services ULC 4.75%, 06/06/2025, 3 mo. USD LIBOR + 3.750%	1,184,708
	205,599	DuPage Medical Group Ltd. 7.75%, 08/11/2025, 3 mo. USD LIBOR + 7.000%	184,011
	450,450	Emerald TopCo, Inc. 3.71%, 07/25/2026, 1 mo. USD LIBOR + 3.500%	433,558
	990,661	Ensemble RCM LLC 3.96%, 08/01/2026, 3 mo. USD LIBOR + 3.750%	967,133
	584,588	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	415,484
		EyeCare Partners LLC
	385,000	3.75%, 02/20/2027, 1 mo. USD LIBOR + 3.750%(16)	363,987
	1,641,750	3.90%, 02/20/2027, 1 mo. USD LIBOR + 3.750%	1,552,143
	1,997,041	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	1,952,107
EUR	581,613	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	669,152

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
	Healthcare - Services - 1.1% - (continued)
$988,753	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	$980,546
	MED ParentCo L.P.
253,492	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(16)	240,607
1,010,869	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	959,487
472,105	Midwest Physician Administrative Services LLC 3.50%, 08/15/2024, 3 mo. USD LIBOR + 2.750%	459,122
1,090,000	Packaging Coordinators Midco, Inc. 0.00%, 09/25/2027(15)	1,070,249
249,263	Sound Inpatient Physicians Holdings LLC 2.90%, 06/28/2025, 3 mo. USD LIBOR + 2.750%	243,395
2,280,958	Surgery Center Holdings, Inc. 4.25%, 08/31/2024, 3 mo. USD LIBOR + 3.250%	2,157,992
675,692	Syneos Health, Inc. 1.90%, 08/01/2024, 3 mo. USD LIBOR + 2.000%	660,279
220,499	Verscend Holding Corp. 4.65%, 08/27/2025, 3 mo. USD LIBOR + 4.500%	216,020

		18,906,289

	Household Products - 0.1%
760,000	Diamond (BC) B.V. 6.00%, 09/06/2024, 1 mo. USD LIBOR + 5.000%	758,100
206,400	Revlon Consumer Products Corp. 4.25%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	51,600
434,341	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	425,520
1,330,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(15)	1,315,875

		2,551,095

	Insurance - 1.2%
2,514,749	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	2,419,088
165,000	Alliant Holdings Intermediate LLC 0.00%, 10/08/2027(15)	163,093
	Asurion LLC
1,168,469	3.15%, 08/04/2022, 1 mo. USD LIBOR + 2.750%	1,148,851
2,112,578	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	2,071,657
515,034	3.15%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	504,826
1,690,909	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	1,690,909
620,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026(15)	612,510
	Hub International Ltd.
2,724,602	3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	2,616,408
1,082,447	5.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%	1,075,552
1,005,000	Hyperion Insurance Group Ltd. 0.00%, 10/22/2027(15)	999,975
717,644	NFP Corp. 3.40%, 02/13/2027, 1 mo. USD LIBOR + 3.250%	685,350
370,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	366,762
	Sedgwick Claims Management Services, Inc.
2,545,764	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	2,439,325

The accompanying notes are an integral part of these financial statements.

137

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
	Insurance - 1.2% - (continued)
$656,688	4.15%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	$637,092
518,700	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	511,786
2,075,372	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	1,997,110

		19,940,294

	Internet - 0.1%
433,913	MH Sub LLC 4.75%, 09/15/2024, 1 mo. USD LIBOR + 3.750%	426,050
332,350	Rodan & Fields LLC 4.15%, 06/07/2025, 3 mo. USD LIBOR + 4.000%	240,954
391,935	Shutterfly LLC 7.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%	361,419

		1,028,423

	IT Services - 0.2%
242,531	NAB Holdings LLC 4.00%, 06/30/2024, 3 mo. USD LIBOR + 3.000%	236,288
385,333	Science Applications International Corp. 2.40%, 03/13/2027, 1 mo. USD LIBOR + 2.250%	380,278
299,250	Surf Holdings LLC 3.75%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	289,450
1,983,726	Tempo Acquisition LLC 3.75%, 10/31/2026, 1 mo. USD LIBOR + 3.250%	1,915,784
487,550	VS Buyer LLC 3.40%, 03/02/2027, 1 mo. USD LIBOR + 3.250%	475,361

		3,297,161

	Leisure Time - 0.4%
2,230,000	Caesars Resort Collection LLC 4.65%, 07/20/2025, 1 mo. USD LIBOR + 4.500%	2,156,834
802,988	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	807,805
1,164,976	Golden Entertainment, Inc. 3.75%, 10/20/2024, 3 mo. USD LIBOR + 3.000%	1,122,746
2,496,419	Hayward Industries, Inc. 3.65%, 08/04/2024, 3 mo. USD LIBOR + 3.500%	2,423,598
674,379	SRAM LLC 3.75%, 03/15/2024, 3 mo. USD LIBOR + 2.750%	670,164

		7,181,147

	Lodging - 0.3%
2,195,190	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	2,130,015
2,483,527	Caesars Resort Collection LLC 2.90%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	2,322,793
936,919	CityCenter Holdings LLC 3.00%, 04/18/2024, 3 mo. USD LIBOR + 2.250%	879,533

		5,332,341

	Machinery - Construction & Mining - 0.0%
	Pro Mach Group, Inc.
101,554	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(16)	102,569
307,675	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%	295,368

		397,937

	Machinery - Diversified - 0.3%
160,666	Fluidra S.A. 2.15%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	155,645

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Machinery - Diversified - 0.3% - (continued)
		Gardner Denver, Inc.
	$200,381	1.90%, 02/28/2027, 1 mo. USD LIBOR + 1.750%	$193,368
EUR	1,001,791	2.00%, 02/28/2027, 3 mo. EURIBOR + 2.000%	1,145,898
	$623,438	2.90%, 02/28/2027, 1 mo. USD LIBOR + 2.750%	614,672
	355,875	Pro Mach Group, Inc. 2.90%, 03/07/2025, 3 mo. USD LIBOR +2.750%	335,487
EUR	310,000	Vertical Midco GmbH 4.25%, 07/31/2027, 3 mo. EURIBOR + 4.250%	359,272
	$1,760,000	Vertical U.S. Newco, Inc. 4.57%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	1,732,509

			4,536,851

		Media - 2.4%
		Adevinta ASA
EUR	1,335,000	0.00%, 10/23/2027(15)	1,551,620
	$365,000	0.00%, 10/23/2027(15)	362,262
	1,655,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(15)	1,638,450
		Altice Financing S.A.
EUR	126,100	2.75%, 01/31/2026, 3 mo. EURIBOR + 2.750%	140,957
	$780,850	2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	742,456
	987,766	AVSC Holding Corp. 4.25%, 03/01/2025, 3 mo. USD LIBOR + 3.250%	753,912
EUR	875,000	Banijay Entertainment S.A.S 0.00%, 03/04/2025(15)	1,000,807
	$1,145,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	1,107,787
	934,133	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	909,322
		CSC Holdings LLC
	246,173	2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	237,161
	1,813,217	2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,752,927
	2,009,952	E.W. Scripps Co. 2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	1,938,358
	641,720	Entravision Communications Corp. 2.90%, 11/30/2024, 3 mo. USD LIBOR + 2.750%	606,958
	1,266,825	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	1,244,123
	1,849,643	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	1,798,315
	974,684	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	904,019
	3,114,133	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	3,077,978
	912,721	NASCAR Holdings, Inc. 2.90%, 10/18/2026, 3 mo. USD LIBOR + 2.750%	886,973
		NEP Group, Inc.
	4,929,350	3.40%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	4,433,654
	210,000	7.15%, 10/19/2026, 3 mo. USD LIBOR + 7.000%	168,263
	1,733,928	Nexstar Broadcasting, Inc. 2.90%, 09/19/2026, 1 mo. USD LIBOR + 2.750%	1,687,112

The accompanying notes are an integral part of these financial statements.

138

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Media - 2.4% - (continued)
	$213,925	Nielsen Finance LLC 4.75%, 06/04/2025, 1 mo. USD LIBOR + 3.750%	$213,069
EUR	762,007	Nielsen Holding & Finance B.V. 3.75%, 06/04/2025, 3 mo. EURIBOR + 3.750%	886,363
	$769,018	Sinclair Television Group, Inc. 2.65%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	744,025
		UPC Broadband Holding B.V.
EUR	805,000	0.00%, 01/31/2029(15)	924,540
	$4,795,000	0.00%, 01/31/2029(15)	4,669,132
		Virgin Media Bristol LLC
	1,010,000	0.00%, 01/31/2029(15)	989,618
EUR	1,515,000	0.00%, 01/31/2029(15)	1,739,443
	700,000	Virgin Media SFA Finance Ltd. 2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	791,898
		Web.com Group, Inc.
	$754,429	3.90%, 10/11/2025, 3 mo. USD LIBOR + 3.750%	724,961
	347,609	7.90%, 10/11/2026, 3 mo. USD LIBOR + 7.750%	326,753
EUR	785,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	888,825
	1,100,000	Ziggo Financing Partnership 2.65%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,053,998

			40,896,039

		Metal Fabricate/Hardware - 0.1%
	698,250	Cardtronics USA, Inc. 5.00%, 06/29/2027, 1 mo. USD LIBOR + 4.000%	695,631
	881,676	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	862,279
	867,129	RBS Global, Inc. 1.90%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	857,989

			2,415,899

		Miscellaneous Manufacturing - 0.3%
	2,138,585	Core & Main L.P. 3.75%, 08/01/2024, 3 mo. USD LIBOR + 3.000%	2,067,755
	$319,161	H.B. Fuller Co. 2.15%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	313,177
	1,203,950	Ingersoll-Rand Services Co. 1.90%, 02/28/2027, 1 mo. USD LIBOR + 1.750%	1,161,812
	284,200	LTI Holdings, Inc. 3.65%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	264,104
	768,297	Momentive Performance Materials USA LLC 3.40%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	726,525
	202,950	Tamko Building Products LLC 3.40%, 05/31/2026, 3 mo. USD LIBOR + 3.250%	197,876
	492,366	Wilsonart LLC 4.25%, 12/19/2023, 3 mo. USD LIBOR + 3.250%	484,188

			5,215,437

		Oil & Gas - 0.1%
	88,125	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(12)(15)	6,609
	910,634	PowerTeam Services LLC 4.25%, 03/06/2025, 3 mo. USD LIBOR + 3.250%	879,090
	8,925	Seadrill Operating L.P. 11.00%, 02/21/2021, 1 mo. USD LIBOR + 1.000%(16)	9,015

			894,714

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Oil & Gas Services - 0.2%
	$467,650	Buckeye Partners L.P. 2.90%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	$458,213
	2,152,800	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	2,131,272

			2,589,485

		Packaging & Containers - 0.5%
	2,807,749	Berlin Packaging LLC 3.23%, 11/07/2025, 3 mo. USD LIBOR + 3.000%	2,688,420
		Berry Global, Inc.
	723,174	2.15%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	714,713
	987,500	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	954,685
		Flex Acquisition Co., Inc.
	1,026,121	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	985,394
	2,027,265	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	1,973,684
	406,925	Pregis TopCo LLC 3.90%, 08/01/2026, 1 mo. USD LIBOR + 3.750%	396,243
	289,968	Proampac PG Borrower LLC 4.50%, 11/18/2023, 3 mo. USD LIBOR + 3.500%	284,532
	475,482	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	466,039

			8,463,710

		Pharmaceuticals - 0.8%
	627,584	Bausch Health Americas, Inc. 2.90%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	612,158
	911,518	Bausch Health Americas, Inc. 3.15%, 06/01/2025, 3 mo. USD LIBOR + 3.000%	889,113
	2,642,440	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	2,576,062
	2,997,164	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	2,929,098
	803,025	Endo International plc 5.00%, 04/27/2024, 3 mo. USD LIBOR + 4.250%	760,866
EUR	322,563	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	370,207
	$1,200,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,178,004
		Pathway Vet Alliance LLC
	110,491	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(16)	107,867
	1,352,712	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	1,320,585
	2,958,688	Sunshine Luxembourg S.a.r.l. 5.25%, 10/02/2026, 1 mo. USD LIBOR + 4.250%	2,925,876

			13,669,836

		Pipelines - 0.2%
		BCP Raptor LLC
	227,125	4.90%, 11/03/2025, 3 mo. USD LIBOR + 4.750%	159,442
	266,063	5.25%, 06/30/2024, 3 mo. USD LIBOR + 4.250%	218,171
	747,396	BCP Renaissance Parent LLC 4.50%, 11/01/2024, 3 mo. USD LIBOR + 3.500%	684,802

The accompanying notes are an integral part of these financial statements.

139

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Pipelines - 0.2% - (continued)
	$355,500	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	$321,951
	1,049,173	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	979,666
	1,161,574	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	1,083,458
	367,656	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	338,111

			3,785,601

		Real Estate - 0.1%
	246,241	Belron Finance U.S. LLC 2.50%, 11/13/2025, 3 mo. USD LIBOR + 2.500%	238,854
	1,881,591	VICI Properties LLC 1.90%, 12/22/2024, 1 mo. USD LIBOR + 1.750%	1,803,975

			2,042,829

		REITS - 0.0%
	160,385	Iron Mountain, Inc. 1.90%, 01/02/2026, 3 mo. USD LIBOR + 1.750%	154,037

		Retail - 1.4%
	1,346,003	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,289,363
	2,238,101	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	2,229,015
	2,792,953	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	2,700,003
	283,575	Buzz Merger Sub Ltd. 2.90%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	275,068
	316,000	Carrols Restaurant Group, Inc. 3.48%, 04/30/2026, 3 mo. USD LIBOR + 3.250%	300,462
		Coty, Inc.
	280,602	2.39%, 04/05/2025, 3 mo. USD LIBOR + 2.250%	245,002
EUR	234,110	2.50%, 04/05/2025, 3 mo. EURIBOR + 2.500%	248,799
	$3,766,055	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	3,705,271
	742,386	IRB Holding Corp. 3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	704,442
	3,360,000	Les Schwab Tire Centers 0.00%, 10/28/2027(15)	3,326,400
	3,402,172	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	3,327,324
	2,251,513	PetSmart, Inc. 4.50%, 03/11/2022, 1 mo. USD LIBOR + 3.500%	2,224,630
		SRS Distribution, Inc.
	1,239,870	3.15%, 05/24/2025, 3 mo. USD LIBOR + 3.000%	1,199,574
	351,450	4.40%, 05/24/2025, 1 mo. USD LIBOR + 4.250%	347,057
	887,392	Staples, Inc. 5.25%, 04/12/2026, 3 mo. USD LIBOR + 5.000%	812,186

			22,934,596

		Semiconductors - 0.0%
	278,755	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	275,388

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Software - 1.7%
	$412,925	AI Convoy (Luxembourg) S.a.r.l. 4.50%, 01/20/2027, 1 mo. USD LIBOR + 3.500%	$404,667
EUR	365,000	AI Convoy (Luxembourg) S.a.r.l. 3.75%, 01/20/2027, 3 mo. EURIBOR + 3.750%	415,588
	$306,233	By Crown Parent LLC 4.00%, 01/30/2026, 1 mo. USD LIBOR + 3.000%	299,725
	1,497,441	CCC Information Services, Inc. 4.00%, 04/27/2024, 1 mo. USD LIBOR + 3.000%	1,479,667
	1,840,750	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	1,800,769
	3,109,025	Dun & Bradstreet Corp. 3.91%, 02/08/2026, 1 mo. USD LIBOR + 4.000%	3,057,850
		Epicor Software Corp.
	1,981,943	5.25%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	1,972,529
	400,000	8.75%, 07/31/2028, 1 mo. USD LIBOR + 7.750%	408,500
	607,891	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	572,767
	1,743,233	Go Daddy Operating Co. LLC 1.90%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,699,879
		Hyland Software, Inc.
	3,352,520	4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	3,299,852
	176,000	7.75%, 07/10/2025, 3 mo. USD LIBOR + 7.000%	173,946
	126,534	MA FinanceCo. LLC 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	118,942
	1,128,040	McAfee LLC 3.90%, 09/29/2024, 3 mo. USD LIBOR + 3.750%	1,115,496
		Navicure, Inc.
	825,850	4.15%, 10/23/2026, 1 mo. USD LIBOR + 4.000%	805,204
	370,000	4.75%, 10/23/2026, 1 mo. USD LIBOR + 4.000%	364,450
	382,200	Quest Software U.S. Holdings, Inc. 4.46%, 05/18/2025, 3 mo. USD LIBOR + 4.250%	367,631
	854,518	Seattle Spinco, Inc. 2.65%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	803,247
	2,867,141	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	2,783,368
		Ultimate Software Group, Inc.
	2,175,622	3.90%, 05/03/2026, 3 mo. USD LIBOR + 3.750%	2,135,134
	1,310,000	4.75%, 05/03/2026, 1 mo. USD LIBOR + 4.000%	1,301,000
	2,575,538	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	2,556,685

			27,936,896

		Telecommunications - 0.7%
		Altice France S.A.
	771,169	2.90%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	735,271
	1,957,653	3.84%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,889,879
	709,638	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	681,898
	780,000	Consolidated Communications, Inc. 0.00%, 10/02/2027(15)	772,200
	630,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	629,212

The accompanying notes are an integral part of these financial statements.

140

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.9%(14) - (continued)
		Telecommunications - 0.7% - (continued)
	$472,259	Level 3 Financing, Inc. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	$455,022
	1,009,231	Maxar Technologies Ltd. 2.90%, 10/05/2024, 3 mo. USD LIBOR + 2.750%	971,173
	1,832,783	MTN Infrastructure TopCo, Inc. 4.00%, 11/17/2024, 3 mo. USD LIBOR + 3.000%	1,785,240
	1,500,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	1,447,230
	740,631	Univision Communications, Inc. 3.75%, 03/15/2024, 3 mo. USD LIBOR + 2.750%	715,286
	289,100	Zacapa S.a.r.l. 4.77%, 06/29/2025, 3 mo. USD LIBOR + 4.500%	286,209
		Zayo Group Holdings, Inc.
	1,104,450	3.15%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	1,062,569
EUR	323,375	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	366,970

			11,798,159

		Textiles - 0.0%
		ASP Unifrax Holdings, Inc.
	$837,218	3.97%, 12/14/2025, 3 mo. USD LIBOR + 3.750%	734,868
	125,000	8.75%, 12/14/2026, 3 mo. USD LIBOR + 8.500%	101,250

			836,118

		Transportation - 0.3%
EUR	735,000	Boluda Corp. Maritima S.L. 3.50%, 08/01/2026, 3 mo. EURIBOR + 3.500%	825,903
	$261,518	CTOS LLC 4.40%, 04/18/2025, 1 mo. USD LIBOR + 4.250%	259,230
	542,186	Dynasty Acquisition Co., Inc. 3.72%, 04/08/2026, 1 mo. USD LIBOR + 3.500%	483,392
	1,990,000	Genesee & Wyoming, Inc. 2.22%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	1,945,583
	568,177	Savage Enterprises LLC 3.15%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	556,245
	291,498	Standard Aero Ltd. 3.72%, 04/08/2026, 1 mo. USD LIBOR + 3.500%	259,888

			4,330,241

		Total Senior Floating Rate Interests (cost $341,579,034)	$335,254,579

U.S. GOVERNMENT AGENCIES - 7.6%
		Mortgage-Backed Agencies - 7.6%
		FHLMC - 0.8%
	4,576	0.00%, 11/15/2036(17)	$4,399
	12,252,078	1.12%, 06/25/2030(3)(5)	1,127,539
	3,961,283	1.13%, 01/25/2030(3)(5)	347,550
	2,244,015	1.70%, 04/25/2030(3)(5)	298,570
	2,658,480	1.87%, 11/25/2047(3)(5)	349,583
	4,759,080	1.95%, 10/25/2047(3)(5)	656,745
	3,345,000	2.01%, 09/25/2047(3)(5)	333,787
	1,150,193	2.02%, 09/25/2046(3)(5)	163,362
	1,890,000	2.10%, 08/25/2047(3)(5)	276,949
	3,870,000	2.15%, 05/25/2047(3)(5)	402,823
	2,605,748	2.25%, 05/25/2047(3)(5)	410,940
	33,716	3.00%, 03/15/2033(5)	3,267
	1,955,000	3.40%, 06/25/2048(3)(5)	495,173

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 7.6% - (continued)
	Mortgage-Backed Agencies - 7.6% - (continued)
	FHLMC - 0.8% - (continued)
$4,492,580	3.75%, 04/25/2024, 1 mo. USD LIBOR + 3.600%(2)	$4,244,288
65,201	4.00%, 07/15/2027(5)	3,754
1,708,448	4.40%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	1,566,771
84,271	4.50%, 03/15/2041	99,661
4,025,344	4.65%, 02/25/2024, 1 mo. USD LIBOR + 4.500%(2)	3,483,127
87,334	4.75%, 07/15/2039	99,131
9,061	5.50%, 08/15/2033	10,518
29,435	6.50%, 07/15/2036	33,896

		14,411,833

	FNMA - 0.0%
39,482	0.00%, 06/25/2036(17)	36,977
5,000	2.44%, 01/01/2023	5,159
25,749	2.50%, 06/25/2028(5)	1,471
107,069	2.61%, 04/25/2055(3)(5)	6,084
156,493	3.00%, 01/25/2028(5)	9,575
28,580	3.16%, 12/01/2026	31,783
23,171	3.24%, 12/01/2026	25,861
9,047	3.45%, 01/01/2024	9,712
8,991	3.47%, 01/01/2024	9,653
53,934	3.50%, 05/25/2030(5)	4,625
22,427	3.67%, 08/01/2023	24,001
10,000	3.76%, 03/01/2024	10,870
14,614	3.86%, 12/01/2025	16,474
22,180	3.87%, 10/01/2025	24,854
32,512	3.89%, 05/01/2030	38,227
9,019	3.96%, 05/01/2034	10,840
25,679	4.00%, 03/25/2042(5)	2,565
16,834	4.50%, 07/25/2027(5)	1,055
7,845	5.48%, 05/25/2042(3)(5)	701
67,127	5.50%, 04/25/2035	78,681
20,804	5.50%, 04/25/2037	24,282
232,969	5.50%, 06/25/2042(5)	50,089

		423,539

	GNMA - 0.0%
23,449	4.00%, 05/16/2042(5)	3,051
56,614	5.00%, 10/16/2041(5)	9,832

		12,883

	UMBS - 6.8%
55,300,000	2.00%, 11/15/2050(18)	57,038,926
55,200,000	2.00%, 12/14/2050(18)	56,812,875

		113,851,801

	Total U.S. Government Agencies (cost $128,266,384)	$128,700,056

U.S. GOVERNMENT SECURITIES - 13.7%
	U.S. Treasury Securities - 13.7%
	U.S. Treasury Bonds - 1.6%
1,612,482	1.00%, 02/15/2048(19)	$2,171,413
4,040,000	3.00%, 11/15/2044	5,249,948
920,000	3.13%, 02/15/2043	1,212,963
6,740,000	3.38%, 05/15/2044(20)(21)	9,256,179
5,980,000	3.63%, 02/15/2044(20)(22)	8,507,251
610,000	3.75%, 11/15/2043	882,141

		27,279,895

	U.S. Treasury Notes - 12.1%
13,952,892	0.13%, 07/15/2030(19)	15,315,479
47,560,000	0.25%, 06/15/2023(20)	47,643,601
42,000,000	0.25%, 07/31/2025(20)(21)	41,783,437
5,680,699	0.38%, 01/15/2027(19)(20)	6,201,504

The accompanying notes are an integral part of these financial statements.

141

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 13.7% - (continued)
		U.S. Treasury Notes - 12.1% - (continued)
	$35,605,000	0.63%, 05/15/2030	$34,909,590
	5,480,810	0.88%, 01/15/2029(19)(20)	6,316,205
	1,378,801	1.00%, 02/15/2049(19)(21)	1,876,373
	6,544,000	2.63%, 02/15/2029(20)(21)	7,534,291
	28,525,000	2.88%, 05/31/2025(20)(22)	31,800,918
	9,025,000	3.00%, 10/31/2025	10,190,142

			203,571,540

		Total U.S. Government Securities (cost $227,779,065)	$230,851,435

CONVERTIBLE BONDS - 2.7%
		Airlines - 0.1%
	1,383,000	Southwest Airlines Co. 1.25%, 05/01/2025	1,860,135

		Biotechnology - 0.2%
	453,000	Apellis Pharmaceuticals, Inc. 3.50%, 09/15/2026	498,681
	1,685,000	Exact Sciences Corp. 0.38%, 03/15/2027	2,211,563

			2,710,244

		Commercial Services - 0.2%
EUR	1,800,000	Nexi S.p.A. 1.75%, 04/24/2027(6)	2,356,341
	$741,000	Square, Inc. 0.13%, 03/01/2025(1)	1,087,203

			3,443,544

		Energy-Alternate Sources - 0.1%
	1,201,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025(1)	1,330,108

		Engineering & Construction - 0.1%
EUR	100,000	Cellnex Telecom S.A. 1.50%, 01/16/2026(6)	212,954
	$800,000	Vinci S.A. 0.38%, 02/16/2022(6)	844,688

			1,057,642

		Entertainment - 0.1%
	1,241,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(1)	1,071,182
	425,000	Penn National Gaming, Inc. 2.75%, 05/15/2026	1,044,225

			2,115,407

		Healthcare-Products - 0.3%
	837,000	Insulet Corp. 0.38%, 09/01/2026	1,022,206
	1,394,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025(1)	1,272,025
	2,325,000	NuVasive, Inc. 0.38%, 03/15/2025(1)	1,993,687

			4,287,918

		Internet - 0.1%
	1,759,000	Proofpoint, Inc. 0.25%, 08/15/2024	1,695,879
	885,000	Ctrip.com International Ltd. 1.99%, 07/01/2025	892,859

			2,588,738

		Leisure Time - 0.1%
	1,406,000	Royal Caribbean Cruises Ltd. 4.25%, 06/15/2023(1)	1,456,540

		Machinery-Diversified - 0.2%
	3,221,000	Middleby Corp. 1.00%, 09/01/2025(1)	3,305,551

		Media - 0.0%
	400,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	389,000

		Oil & Gas - 0.1%
	1,590,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025(1)	1,693,959

		Pharmaceuticals - 0.3%
	1,225,000	Aerie Pharmaceuticals, Inc. 1.50%, 10/01/2024	1,017,877

Shares or Principal Amount			Market Value†

CONVERTIBLE BONDS - 2.7% - (continued)
		Pharmaceuticals - 0.3% - (continued)
	$876,000	Revance Therapeutics, Inc. 1.75%, 02/15/2027(1)	$931,794
	1,535,000	Coherus Biosciences, Inc. 1.50%, 04/15/2026(1)	1,711,411
	1,608,000	GSK Finance No 3 plc 0.00%, 06/22/2023(1)(11)	1,692,642

			5,353,724

		Semiconductors - 0.1%
EUR	1,400,000	BE Semiconductor Industries N.V. 0.75%, 08/05/2027(6)	1,668,827
	$150,000	Microchip Technology, Inc. 2.25%, 02/15/2037	228,083

			1,896,910

		Software - 0.7%
	1,719,000	Cardlytics, Inc. 1.00%, 09/15/2025(1)	1,929,578
	1,726,000	Medallia, Inc. 0.13%, 09/15/2025(1)	1,773,772
	1,192,000	Omnicell, Inc. 0.25%, 09/15/2025(1)	1,301,897
	919,000	Health Catalyst, Inc. 2.50%, 04/15/2025(1)	1,222,392
	1,215,000	Splunk, Inc. 1.13%, 09/15/2025	1,798,452
	200,000	Western Digital Corp. 1.50%, 02/01/2024	190,886
	1,345,000	Workday, Inc. 0.25%, 10/01/2022	2,022,030
	1,495,000	Guidewire Software, Inc. 1.25%, 03/15/2025	1,642,922

			11,881,929

		Total Convertible Bonds (cost $43,607,300)	$45,371,349

COMMON STOCKS - 0.0%
		Consumer Services - 0.0%
	350	Caesars Entertainment, Inc.*	15,687

		Energy - 0.0%
	32,328	Ascent Resources - Marcellus LLC Class A*(23)(24)	18,589
	548	California Resources Corp.*	7,343
	7,026	Foresight Energy LLC*(23)(24)	55,747
	83,644,001	KCA Deutag*(23)(24)(25)	193,050
	3,682	Philadelphia Energy Solutions Class A*(23)(24)	37

			274,766

		Total Common Stocks (cost $1,353,683)	$290,453

PREFERRED STOCKS - 0.1%
		Health Care Equipment & Services - 0.1%
	19,360	Change Healthcare, Inc. , 6.00%	$1,008,075

		Total Preferred Stocks (cost $1,007,821)	$1,008,075

CONVERTIBLE PREFERRED STOCKS - 0.5%
		Capital Goods - 0.1%
	1,000	Fortive Corp. Series A, 5.00%	$924,330

		Diversified Financials - 0.0%
	13,801	KKR & Co., Inc. Series C, 6.00%	718,204

		Health Care Equipment & Services - 0.1%
	32,806	Becton Dickinson and Co. Series B, 6.00%	1,708,537

		Utilities - 0.3%
	29,384	American Electric Power Co., Inc. , 6.13%(9)	1,573,219
	41,927	DTE Energy Co. , 6.25%	1,994,887
	32,500	Southern Co. Series 2019, 6.75%	1,571,050

			5,139,156

		Total Convertible Preferred Stocks (cost $8,319,833)	$8,490,227

The accompanying notes are an integral part of these financial statements.

142

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
WARRANTS - 0.0%
		Energy - 0.0%
	$8,370	Ascent Resources - Marcellus LLC Expires 03/30/2023*(23)(24)	$84
	1,261	California Resources Corp.*(23)	—

			84

		Total Warrants (cost $670)	$84

		Total Long-Term Investments (cost $1,729,070,878)	$1,729,999,009

SHORT-TERM INVESTMENTS - 4.4%
		Commercial Paper - 0.1%
	400,000	Boeing Co. 2.05%, 11/12/2020(13)	399,749
CAD	500,000	Honda Canada Finance, Inc. 0.67%, 04/01/2021(13)	374,743
	$250,000	Nissan Motor Acceptance Corp. 1.37%, 01/29/2021(13)	248,837
CAD	1,500,000	Province of Alberta 0.28%, 04/01/2021(13)	1,124,769

			2,148,098

		Foreign Government Obligations - 0.7%
		Municipal Finance Authority of British Columbia Bills
	800,000	0.21%, 01/13/2021(13)	600,123
	3,500,000	0.22%, 11/04/2020(13)	2,626,987
	7,200,000	Newfoundland T-Bill 0.21%, 12/03/2020 - 12/10/2020(13)	5,403,086
	3,375,000	Province of New Brunswick Canada T-Bill 0.20%, 12/03/2020(13)	2,532,772

			11,162,968

		Repurchase Agreements - 3.2%
	53,558,647	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.06%, due on 11/02/2020 with a maturity value of $53,558,915; collateralized by U.S. Treasury Note 3.125%, maturing 11/15/2028, with a market value of $27,656,437, U.S. Treasury Note 0.750%, maturing 07/15/2028, with a market value $26,973,465	53,558,647

		Securities Lending Collateral - 0.4%
	7,437,911	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(26)	7,437,911
CAD	7,507	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(26)	7,507

			7,445,418

		Total Short-Term Investments (cost $74,398,154)	$74,315,131

Total Investments Excluding Purchased Options (cost $1,803,469,032)	107.2%	$1,804,314,140

Total Purchased Options (cost $152,429)	0.0%	$99

Total Investments (cost $1,803,621,461)	107.2%	$1,804,314,239
Other Assets and Liabilities	(7.2)%	(121,230,124)

Total Net Assets	100.0%	$1,683,084,115

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $388,382,113, representing 23.1% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strips.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $233,700,179, representing 13.9% of net assets.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(10)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(11)	Security is a zero-coupon bond.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	The rate shown represents current yield to maturity.

(14)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

143

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(16)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $873,213, which rounds to 0.0% of total net assets.

(17)	Securities disclosed are principal-only strips.

(18)	Represents or includes a TBA transaction.

(19)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(20)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2020, the market value of securities pledged was $19,091,544.

(21)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2020, the market value of securities pledged was $17,290,902.

(22)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $7,050,035.

(23)	Investment valued using significant unobservable inputs.

(24)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $265,287, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(25)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $193,050 or 0.0% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
03/2011	KCA Deutag	83,644,001	$1,133,544	$193,050

Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(26)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 11/23/2020	BOA	1.70%	Receive	11/23/2020	USD	6,085,000	6,085,000	$99	$152,429	$(152,330)

Total purchased OTC swaption contracts								$99	$152,429	$(152,330)

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.HY.35.V1	GSC	104.00%		11/18/2020	USD	(120,360,000)	120,360,000	$(1,275,816)	$(1,275,816)	$—
ITRAXX.XOVER.34.V1	BOA	325.00%		11/18/2020	EUR	(97,145,000)	97,145,000	(310,421)	(1,141,891)	831,470

Total Calls								$(1,586,237)	$(2,417,707)	$831,470

Written swaption contracts:
Puts
CDX.NA.HY.35.V1	GSC	104.00%		11/18/2020	USD	(120,360,000)	120,360,000	$(1,877,616)	$(1,877,616)	$—
ITRAXX.XOVER.34.V1	BOA	325.00%		11/18/2020	EUR	(97,145,000)	97,145,000	(2,848,762)	(1,618,630)	(1,230,132)

Total Puts								$(4,726,378)	$(3,496,246)	$(1,230,132)

Total written OTC swaption contracts								$(6,312,615)	$(5,913,953)	$(398,662)

The accompanying notes are an integral part of these financial statements.

144

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	25	12/15/2020	$2,627,338	$35,495
Euro-Schatz Future	5	12/08/2020	654,912	1,101
U.S. Treasury 2-Year Note Future	631	12/31/2020	139,352,406	(16,358)
U.S. Treasury 5-Year Note Future	1,611	12/31/2020	202,344,118	(393,026)
U.S. Treasury 10 Year Ultra Future	154	12/21/2020	24,221,312	(351,854)
U.S. Treasury 10-Year Note Future	1,046	12/21/2020	144,576,812	(781,509)
U.S. Treasury Long Bond Future	200	12/21/2020	34,493,750	(709,042)
U.S. Treasury Ultra Bond Future	48	12/21/2020	10,320,000	(198,932)

Total				$(2,414,125)

Short position contracts:
Euro BUXL 30-Year Bond Future	1	12/08/2020	$266,425	$(10,809)
Euro-BOBL Future	65	12/08/2020	10,285,665	(48,971)
Euro-BUND Future	243	12/08/2020	49,852,206	(330,640)
Euro-OAT Future	54	12/08/2020	10,698,406	(136,468)
Long Gilt Future	1	12/29/2020	175,774	24

Total				$(526,864)

Total futures contracts				$(2,940,989)

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	329,597	(0.09%)	08/25/2037	Monthly	$69,852	$—	$16,474	$(53,378)
ABX.HE.AAA.07	CSI	USD	941,283	(0.09%)	08/25/2037	Monthly	229,372	—	46,977	(182,395)
ABX.HE.PENAAA.06	JPM	USD	183,610	(0.11%)	05/25/2046	Monthly	20,131	—	16,504	(3,627)
ABX.HE.PENAAA.06	CSFB	USD	288,480	(0.11%)	05/25/2046	Monthly	31,701	—	25,931	(5,770)
CMBX.NA.AAA.12	GSC	USD	6,940,000	(0.50%)	08/17/2061	Monthly	—	(24,826)	2,498	27,324
CMBX.NA.AAA.12	GSC	USD	6,485,000	(0.50%)	08/17/2061	Monthly	13,700	—	2,424	(11,276)
CMBX.NA.AAA.12	JPM	USD	7,435,000	(0.50%)	08/17/2061	Monthly	131,956	—	2,778	(129,178)
CMBX.NA.AAA.12	GSC	USD	2,230,000	(0.50%)	08/17/2061	Monthly	5,304	—	802	(4,502)
PrimeX.ARM.2(23)(24)	MSC	USD	80,116	(4.58%)	12/25/2037	Monthly	—	(170)	(80)	90

Total							$502,016	$(24,996)	$114,308	$(362,712)

Sell protection:
ABX.HE.AAA.07	MSC	USD	329,597	0.09%	08/25/2037	Monthly	$2,744	$—	$(16,474)	$(19,218)
ABX.HE.AAA.07	MSC	USD	941,282	0.09%	08/25/2037	Monthly	7,888	—	(47,047)	(54,935)
ABX.HE.PENAAA.06	BCLY	USD	472,091	0.11%	05/25/2046	Monthly	—	(11,255)	(42,479)	(31,224)
CMBX.NA.BB.8	CSFB	USD	34,000	5.00%	10/17/2057	Monthly	—	(8,684)	(17,049)	(8,365)
CMBX.NA.BB.8	DEUT	USD	365,000	5.00%	10/17/2057	Monthly	—	(83,842)	(183,021)	(99,179)
CMBX.NA.BB.8	GSC	USD	462,000	5.00%	10/17/2057	Monthly	—	(105,654)	(231,659)	(126,005)
CMBX.NA.BB.8	GSC	USD	580,000	5.00%	10/17/2057	Monthly	—	(161,060)	(290,828)	(129,768)
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/2057	Monthly	—	(256,956)	(504,507)	(247,551)
CMBX.NA.BB.8	CSFB	USD	1,325,000	5.00%	10/17/2057	Monthly	—	(338,414)	(664,405)	(325,991)
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/2057	Monthly	—	(375,448)	(737,135)	(361,687)
CMBX.NA.BBB-.6	GSC	USD	10,000,000	3.00%	05/11/2063	Monthly	—	(3,170,463)	(3,236,283)	(65,820)
CMBX.NA.BBB-.6	DEUT	USD	888,000	3.00%	05/11/2063	Monthly	—	(118,280)	(287,309)	(169,029)
CMBX.NA.BBB-.6	MSC	USD	1,875,000	3.00%	05/11/2063	Monthly	—	(288,906)	(606,647)	(317,741)
CMBX.NA.BBB-.6	DEUT	USD	1,924,000	3.00%	05/11/2063	Monthly	—	(290,261)	(622,500)	(332,239)
CMBX.NA.BBB-.6	CSFB	USD	2,370,000	3.00%	05/11/2063	Monthly	—	(312,538)	(766,802)	(454,264)
CMBX.NA.BBB-.6	DEUT	USD	3,475,000	3.00%	05/11/2063	Monthly	—	(525,398)	(1,124,319)	(598,921)
CMBX.NA.BBB-.6	GSC	USD	10,000,000	3.00%	05/11/2063	Monthly	—	(3,355,986)	(3,235,449)	120,537
CMBX.NA.BBB-.6	GSC	USD	7,270,000	3.00%	05/11/2063	Monthly	—	(2,328,828)	(2,352,778)	(23,950)
CMBX.NA.BBB-.6	CSFB	USD	850,000	3.00%	05/11/2063	Monthly	—	(116,372)	(275,013)	(158,641)
CMBX.NA.BBB-.6	DEUT	USD	1,205,000	3.00%	05/11/2063	Monthly	—	(170,485)	(389,872)	(219,387)
CMBX.NA.BBB-.6	MSC	USD	1,445,000	3.00%	05/11/2063	Monthly	—	(202,299)	(467,522)	(265,223)

The accompanying notes are an integral part of these financial statements.

145

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Credit Default Swap Contracts Outstanding at October 31, 2020 – (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
PrimeX.ARM.2(23)(24)	JPM	USD	80,116	4.58%	12/25/2037	Monthly	$2,692	$—	$382	$(2,310)

Total							$13,324	$(12,221,129)	$(16,098,716)	$(3,890,911)

Total OTC credit default swap contracts							$515,340	$(12,246,125)	$(15,984,408)	$(4,253,623)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.34.V1		3,270,000	(1.00%)	12/20/2025	Quarterly	$207,010	$179,911	$(27,099)
CDX.NA.IG.35.V1	USD	65,455,000	(1.00%)	12/20/2025	Quarterly	(1,491,537)	(1,199,234)	292,303

Total						$(1,284,527)	$(1,019,323)	$265,204

Credit default swaps on indices:
Sell protection:
CDX.EM.34.V1	USD	21,725,000	1.00%	12/20/2025	Quarterly	$(1,370,495)	$(1,195,268)	$175,227
CDX.NA.HY.35.V1	USD	158,220,000	5.00%	12/20/2025	Quarterly	6,229,715	6,325,940	96,225

Total						$4,859,220	$5,130,672	$271,452

Credit default swaps on single-name issues:
Buy protection:
United Mexican States	USD	1,825,000	(1.00%)	12/20/2025	Quarterly	$28,933	$22,795	$(6,138)

Total centrally cleared credit default swap contracts						$3,603,626	$4,134,144	$530,518

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
0.43% Fixed	3 Mo. USD LIBOR	USD	10,160,000	04/07/2023	Semi-Annual	$—	$—	$(47,417)	$(47,417)
0.48% Fixed	3 Mo. USD LIBOR	USD	21,980,000	04/07/2025	Semi-Annual	—	—	(96,033)	(96,033)
0.83% Fixed	3 Mo. USD LIBOR	USD	4,380,000	03/20/2030	Semi-Annual	—	—	(2,268)	(2,268)
0.75% Fixed	3 Mo. USD LIBOR	USD	8,615,000	12/16/2030	Semi-Annual	—	(21,741)	123,574	145,315
0.81% Fixed	3 Mo. USD LIBOR	USD	4,020,000	09/16/2050	Semi-Annual	12,492	—	508,745	496,253

Total centrally cleared interest rate swap contracts						$12,492	$(21,741)	$486,601	$495,850

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
280,000	AUD	200,084	USD	BNP	12/16/2020	$—	$(3,222)
255,000	AUD	182,646	USD	UBS	12/16/2020	—	(3,361)
335,000	BRL	58,434	USD	DEUT	12/02/2020	—	(140)
295,000	BRL	52,463	USD	BNP	12/02/2020	—	(1,130)
1,705,000	BRL	303,559	USD	UBS	12/02/2020	—	(6,870)
250,000	CAD	187,621	USD	CIBC	12/16/2020	71	—
245,000	CAD	184,854	USD	GSC	12/16/2020	—	(916)
40,300,000	CLP	51,029	USD	BNP	12/16/2020	1,081	—
38,000,000	CLP	49,089	USD	DEUT	12/16/2020	47	—

The accompanying notes are an integral part of these financial statements.

146

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
247,800,000	CLP	320,694	USD	HSBC	12/16/2020	$—	$(277)
202,200,000	COP	52,144	USD	BNP	12/16/2020	—	(12)
199,000,000	COP	51,688	USD	DEUT	12/16/2020	—	(381)
1,209,800,000	COP	324,248	USD	HSBC	12/16/2020	—	(12,330)
1,400,000	CZK	60,020	USD	BCLY	12/16/2020	—	(131)
1,420,000	CZK	61,441	USD	GSC	12/16/2020	—	(697)
6,950,000	CZK	309,584	USD	JPM	12/16/2020	—	(12,278)
60,050,000	EGP	3,803,040	USD	GSC	11/30/2020	—	(20,101)
143,000	EUR	166,664	USD	BNP	11/30/2020	—	(9)
124,000	EUR	144,832	USD	DEUT	11/30/2020	—	(320)
1,103,000	EUR	1,283,719	USD	CBK	12/16/2020	2,363	—
62,000	EUR	72,851	USD	SSG	12/16/2020	17	(576)
140,000	EUR	164,110	USD	GSC	12/16/2020	—	(872)
133,000	EUR	157,109	USD	JPM	12/16/2020	—	(2,033)
2,608,000	EUR	3,077,968	USD	BCLY	12/16/2020	—	(37,079)
247,000	GBP	318,855	USD	SSG	12/16/2020	1,252	—
79,000	GBP	101,868	USD	BNP	12/16/2020	514	—
4,570,000	HKD	589,423	USD	ANZ	12/16/2020	40	—
4,572,000	HKD	589,734	USD	CIBC	12/16/2020	—	(13)
2,315,000	HKD	298,634	USD	HSBC	12/16/2020	—	(33)
18,700,000	HUF	59,590	USD	BCLY	12/16/2020	—	(252)
18,300,000	HUF	59,679	USD	GSC	12/16/2020	—	(1,610)
93,700,000	HUF	306,831	USD	JPM	12/16/2020	—	(9,508)
2,303,000,000	IDR	154,450	USD	JPM	12/16/2020	2,329	—
833,000,000	IDR	55,517	USD	MSC	12/16/2020	1,190	—
806,000,000	IDR	54,449	USD	UBS	12/16/2020	420	—
4,370,000	INR	58,622	USD	UBS	12/16/2020	98	—
3,480,000	INR	47,139	USD	MSC	12/16/2020	—	(378)
23,340,000	INR	314,356	USD	BNP	12/16/2020	—	(736)
373,720,000	KRW	314,969	USD	BCLY	12/16/2020	14,389	—
54,240,000	KRW	46,608	USD	MSC	12/16/2020	1,193	—
49,280,000	KRW	43,390	USD	UBS	12/16/2020	40	—
1,340,000	MXN	60,947	USD	GSC	12/16/2020	1,898	—
850,000	MXN	39,971	USD	SSG	12/16/2020	—	(107)
295,000	NZD	195,291	USD	SSG	12/16/2020	—	(230)
275,000	NZD	182,882	USD	JPM	12/16/2020	—	(1,045)
32,410,000	RUB	420,254	USD	JPM	12/16/2020	—	(14,371)
430,000	SGD	314,500	USD	JPM	12/16/2020	306	—
75,000	SGD	54,948	USD	SSG	12/16/2020	—	(40)
70,000	SGD	51,347	USD	SCB	12/16/2020	—	(99)
9,890,000	THB	313,645	USD	SCB	12/16/2020	3,600	—
1,660,000	THB	52,459	USD	GSC	12/16/2020	789	—
1,680,000	THB	53,606	USD	BNP	12/16/2020	284	—
4,545,118	USD	6,385,000	AUD	SSG	12/16/2020	55,955	—
320,668	USD	440,000	AUD	BNP	12/16/2020	11,313	—
606,836	USD	860,000	AUD	JPM	12/16/2020	2,188	—
1,611,375	USD	2,125,000	CAD	SCB	11/02/2020	16,375	—
2,625,198	USD	3,500,000	CAD	JPM	11/04/2020	—	(1,883)
596,209	USD	800,000	CAD	GSC	11/09/2020	—	(4,278)
1,142,296	USD	1,500,000	CAD	CIBC	11/12/2020	16,373	—
2,472,570	USD	3,255,000	CAD	BCLY	11/13/2020	29,310	—
815,900	USD	1,080,000	CAD	HSBC	11/25/2020	5,204	—
190,176	USD	250,000	CAD	MSC	11/27/2020	2,514	—
1,306,444	USD	1,720,000	CAD	JPM	12/01/2020	15,305	—
1,331,389	USD	1,755,000	CAD	DEUT	12/01/2020	13,977	—
2,563,838	USD	3,375,000	CAD	BCLY	12/03/2020	30,305	—
2,730,360	USD	3,600,000	CAD	CBK	12/03/2020	27,925	—
2,757,276	USD	3,635,000	CAD	DEUT	12/04/2020	28,542	—
2,746,392	USD	3,620,000	CAD	SSG	12/08/2020	28,814	—
2,730,296	USD	3,600,000	CAD	BCLY	12/10/2020	27,681	—
1,375,250	USD	1,810,000	CAD	SSG	12/15/2020	16,371	—
4,565,605	USD	6,025,000	CAD	CIBC	12/16/2020	42,221	—
317,713	USD	415,000	CAD	BNP	12/16/2020	6,144	—
605,449	USD	810,000	CAD	SSG	12/16/2020	—	(2,674)
455,505	USD	600,000	CAD	BCLY	12/22/2020	5,018	—
190,161	USD	250,000	CAD	DEUT	01/07/2021	2,442	—

The accompanying notes are an integral part of these financial statements.

147

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
609,548	USD	800,000	CAD	BMO	01/13/2021	$8,843	$—
1,320,854	USD	1,735,000	CAD	BMO	01/25/2021	18,055	—
571,355	USD	750,000	CAD	SCB	01/25/2021	8,186	—
1,899,371	USD	2,500,000	CAD	SCB	02/18/2021	22,080	—
3,782,190	USD	4,980,000	CAD	CIBC	03/03/2021	42,557	—
2,748,026	USD	3,620,000	CAD	WEST	03/10/2021	29,631	—
1,355,068	USD	1,800,000	CAD	UBS	03/15/2021	3,370	—
3,964,382	USD	5,225,000	CAD	CIBC	03/29/2021	40,626	—
304,512	USD	400,000	CAD	UBS	03/29/2021	4,129	—
1,127,709	USD	1,500,000	CAD	DEUT	04/01/2021	1,267	—
375,339	USD	500,000	CAD	UBS	04/01/2021	—	(142)
702,460	USD	925,000	CAD	WEST	04/15/2021	7,807	—
187,811	USD	250,000	CAD	UBS	04/19/2021	66	—
2,248,003	USD	3,000,000	CAD	JPM	06/01/2021	—	(5,019)
38,072	USD	50,000	CAD	RBC	06/15/2021	521	—
380,730	USD	500,000	CAD	GSC	06/30/2021	5,220	—
375,619	USD	500,000	CAD	HSBC	08/06/2021	103	—
73,460,284	USD	61,999,700	EUR	CBK	11/30/2020	1,204,618	(29)
22,203,470	USD	18,771,051	EUR	UBS	11/30/2020	327,311	—
693,326	USD	586,000	EUR	BCLY	11/30/2020	10,390	—
230,408	USD	196,000	EUR	SSG	11/30/2020	1,986	—
36,000	USD	30,888	EUR	BNP	11/30/2020	2	—
26,748,676	USD	22,598,051	EUR	HSBC	12/16/2020	399,696	(12)
12,717,987	USD	10,730,000	EUR	SSG	12/16/2020	206,967	—
4,986,656	USD	4,196,000	EUR	BOA	12/16/2020	94,183	—
5,087,295	USD	4,300,000	EUR	CBK	12/16/2020	73,559	—
1,462,450	USD	1,235,000	EUR	BNP	12/16/2020	22,458	—
416,879	USD	351,000	EUR	SCB	12/16/2020	7,618	—
222,950	USD	188,000	EUR	UBS	12/16/2020	3,745	—
310,369	USD	263,000	EUR	MSC	12/16/2020	3,715	—
154,631	USD	131,000	EUR	JPM	12/16/2020	1,887	—
7,134,517	USD	6,005,000	EUR	CIBC	01/15/2021	127,523	—
6,462,182	USD	5,435,000	EUR	BMO	01/29/2021	118,370	—
1,181,584	USD	907,000	GBP	BCLY	11/30/2020	6,348	—
9,173,769	USD	7,036,000	GBP	BCLY	12/16/2020	55,257	—
603,203	USD	459,000	GBP	JPM	12/16/2020	8,348	—
301,707	USD	2,340,000	HKD	HSBC	12/16/2020	—	(119)
1,179,604	USD	9,147,000	HKD	JPM	12/16/2020	—	(225)
3,421,120	USD	362,950,000	JPY	BOA	11/02/2020	—	(45,707)
2,699,227	USD	285,700,000	JPY	BOA	11/30/2020	—	(30,591)
3,432,172	USD	362,150,000	JPY	SSG	12/14/2020	—	(29,132)
6,699,681	USD	710,400,000	JPY	BCLY	12/14/2020	—	(90,075)
9,195,755	USD	964,300,000	JPY	JPM	12/16/2020	—	(21,077)
1,459,961	USD	152,850,000	JPY	BCLY	12/21/2020	—	(1,141)
2,408,573	USD	253,500,000	JPY	SSG	01/06/2021	—	(15,290)
2,370,252	USD	250,000,000	JPY	BCLY	01/12/2021	—	(20,325)
2,013,403	USD	212,800,000	JPY	JPM	01/19/2021	—	(21,635)
4,275,989	USD	447,150,000	JPY	JPM	02/01/2021	—	(825)
3,481,983	USD	363,050,000	JPY	BOA	02/08/2021	9,212	—
13,687,995	USD	1,448,750,000	JPY	SSG	02/10/2021	—	(170,479)
13,690,935	USD	1,448,750,000	JPY	SSG	02/25/2021	—	(170,457)
1,831	USD	40,000	MXN	CBK	12/16/2020	—	(45)
322,330	USD	480,000	NZD	BNP	12/16/2020	4,942	—
598,893	USD	915,000	NZD	JPM	12/16/2020	—	(6,128)
886,018	USD	67,974,000	RUB	HSBC	12/16/2020	34,753	—

Total Foreign Currency Contracts						$3,331,247	$(768,445)

Foreign Cross Currency Contracts Outstanding at October 31, 2020
Contract Amount	Counterparty	Delivery Date	Contract Amount	Unrealized Appreciation
EUR 2,827,256	UBS	11/30/2020	GBP 2,848,036	$(20,779)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

148

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$107,426,749	$—	$107,426,749	$—
Corporate Bonds	543,360,984	—	543,360,984	—
Foreign Government Obligations	314,580,312	—	314,580,312	—
Municipal Bonds	14,664,706	—	14,664,706	—
Senior Floating Rate Interests	335,254,579	—	335,254,579	—
U.S. Government Agencies	128,700,056	—	128,700,056	—
U.S. Government Securities	230,851,435	—	230,851,435	—
Convertible Bonds	45,371,349	—	45,371,349	—
Common Stocks
Consumer Services	15,687	15,687	—	—
Energy	274,766	7,343	—	267,423
Preferred Stocks	1,008,075	1,008,075	—	—
Convertible Preferred Stocks	8,490,227	8,490,227	—	—
Warrants	84	—	—	84
Short-Term Investments	74,315,131	7,445,418	66,869,713	—
Purchased Options	99	—	99	—
Foreign Currency Contracts(2)	3,331,247	—	3,331,247	—
Futures Contracts(2)	36,620	36,620	—	—
Swaps - Credit Default(2)	711,706	—	711,616	90
Swaps - Interest Rate(2)	641,568	—	641,568	—

Total	$1,809,035,380	$17,003,370	$1,791,764,413	$267,597

Liabilities
Foreign Currency Contracts(2)	$(789,224)	$—	$(789,224)	$—
Futures Contracts(2)	(2,977,609)	(2,977,609)	—	—
Swaps - Credit Default(2)	(4,434,811)	—	(4,432,501)	(2,310)
Swaps - Interest Rate(2)	(145,718)	—	(145,718)	—
Written Options	(6,312,615)	—	(6,312,615)	—

Total	$(14,659,977)	$(2,977,609)	$(11,680,058)	$(2,310)

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

149

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1%
	Asset-Backed - Automobile - 0.6%
$2,320,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$2,399,900
2,000,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	2,052,756
4,600,000	Exeter Automobile Receivables Trust 2.58%, 09/15/2025(1)	4,714,765
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,414,685
385,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	410,875
	Westlake Automobile Receivables Trust
3,400,000	2.72%, 11/15/2024(1)	3,483,930
3,231,421	3.28%, 12/15/2022(1)	3,247,514

		17,724,425

	Asset-Backed - Finance & Insurance - 3.4%
983,839	Aaset Trust 3.35%, 01/16/2040(1)	907,697
1,429,078	AIMCO CLO Ltd. 1.09%, 01/15/2028, 3 mo. USD LIBOR + 0.850%(1)(2)	1,417,594
3,888,275	Apex Credit CLO Ltd. 1.69%, 04/24/2029, 3 mo. USD LIBOR + 1.470%(1)(2)	3,870,089
5,946,248	Atrium 1.05%, 04/22/2027, 3 mo. USD LIBOR + 0.830%(1)(2)	5,887,803
451,229	Avery Point CLO Ltd. 1.32%, 04/25/2026, 3 mo. USD LIBOR + 1.100%(1)(2)	450,289
14,271	Babson CLO Ltd. 1.37%, 07/20/2025, 3 mo. USD LIBOR + 1.150%(1)(2)	14,249
3,822,655	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	3,955,736
3,699,511	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(3)	3,797,474
7,230,000	Carlyle Vantage CLO Corp. 1.24%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	7,082,768
4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,403,225
3,220,863	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,402,133
6,230,000	Dryden 55 CLO Ltd. 1.26%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	6,144,369
	First Franklin Mortgage Loan Trust
2,250,478	0.39%, 04/25/2036, 1 mo. USD LIBOR + 0.240%(2)	1,923,055
1,065,000	0.46%, 09/25/2036, 1 mo. USD LIBOR + 0.310%(2)	902,001
	Madison Park Funding Ltd.
379,585	1.48%, 07/20/2026, 3 mo. USD LIBOR + 1.260%(1)(2)	379,584
5,030,000	1.50%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	4,983,840
2,854,878	MFA Trust 3.35%, 11/25/2047(1)	2,858,631
1,819,857	NRZ Excess Spread-Collateralized Notes 3.27%, 02/25/2023(1)	1,819,669
820,901	OCP CLO Ltd. 1.07%, 04/17/2027, 3 mo. USD LIBOR + 0.850%(1)(2)	817,013
1,914,399	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	1,917,654
1,412,697	Preston Ridge Partners Mortgage Trust LLC 3.35%, 07/25/2024(1)	1,414,487
	Pretium Mortgage Credit Partners LLC
2,576,708	3.72%, 01/25/2059(1)	2,572,249
697,396	3.72%, 02/27/2060(1)	697,399
1,186,975	Seasoned Credit Risk Transfer Trust 3.50%, 08/25/2058	1,329,194
49,382	Seneca Park CLO Ltd. 1.34%, 07/17/2026, 3 mo. USD LIBOR + 1.120%(1)(2)	49,304
	SoFi Consumer Loan Program LLC
203,371	2.50%, 05/26/2026(1)	204,476
81,654	2.77%, 05/25/2026(1)	82,036

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Asset-Backed - Finance & Insurance - 3.4% - (continued)
$2,666,562	Sound Point CLO Ltd. 1.11%, 01/20/2028, 3 mo. USD LIBOR + 0.890%(1)(2)	$2,655,054
6,320,000	Sound Point CLO XII Ltd. 1.51%, 10/20/2028, 3 mo. USD LIBOR + 1.290%(1)(2)	6,287,294
5,417,014	Springleaf Funding Trust 2.68%, 07/15/2030(1)	5,424,282
2,920,403	Symphony CLO Ltd. 1.18%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	2,901,995
455,731	Thacher Park CLO Ltd. 1.38%, 10/20/2026, 3 mo. USD LIBOR + 1.160%(1)(2)	454,813
9,075,000	Voya CLO Ltd. 1.12%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	8,991,056
1,327,463	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	1,403,446
2,430,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	2,431,785
980,000	Wingstop Funding LLC 2.84%, 12/05/2050(1)	980,098
5,492,162	Zais CLO Ltd. 1.77%, 10/15/2028, 3 mo. USD LIBOR + 1.530%(1)(2)	5,485,610

		100,299,451

	Asset-Backed - Home Equity - 0.8%
3,120,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	3,359,321
	GSAA Home Equity Trust
21,932	0.22%, 12/25/2046, 1 mo. USD LIBOR + 0.070%(2)	9,309
2,780,429	0.23%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(2)	1,164,654
893,451	0.24%, 12/25/2036, 1 mo. USD LIBOR + 0.090%(2)	362,786
1,304,588	0.33%, 11/25/2036, 1 mo. USD LIBOR + 0.180%(2)	496,194
1,306,173	5.99%, 06/25/2036(3)	528,165
	Legacy Mortgage Asset Trust
3,322,432	3.00%, 06/25/2059(1)	3,333,881
4,228,862	3.25%, 11/25/2059(1)	4,228,738
6,639,124	4.00%, 03/25/2058(1)	6,710,004
35,496	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 0.30%, 06/25/2036, 1 mo. USD LIBOR + 0.150%(2)	30,825
1,219,607	Morgan Stanley Mortgage Loan Trust 0.32%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(2)	484,714
486,737	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	210,434
	Soundview Home Loan Trust
2,621,119	0.33%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	2,476,715
830,000	0.39%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	731,536
1,110,000	0.40%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(2)	1,035,103

		25,162,379

	Commercial Mortgage-Backed Securities - 4.5%
3,215,000	1211 Avenue of the Americas Trust 3.90%, 08/10/2035(1)	3,556,409
3,475,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	3,451,309
29,926,874	Banc of America Commercial Mortgage Trust 0.74%, 11/15/2050(3)(4)	1,282,573
	BBCMS Mortgage Trust
6,535,000	0.99%, 04/15/2053(3)(4)	559,719
7,661,000	1.00%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	7,368,014
23,374,537	1.49%, 02/15/2050(3)(4)	1,645,495
2,660,000	4.97%, 12/15/2051(3)	2,836,871
	Benchmark Mortgage Trust
11,839,656	0.52%, 07/15/2051(3)(4)	340,462

The accompanying notes are an integral part of these financial statements.

150

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Commercial Mortgage-Backed Securities - 4.5% - (continued)
$59,318,436	0.64%, 04/10/2051(3)(4)	$1,918,008
34,172,761	0.67%, 01/15/2052(3)(4)	1,469,107
8,472,262	1.07%, 08/15/2052(3)(4)	559,715
6,988,742	1.79%, 07/15/2053(3)(4)	858,036
3,000,000	3.04%, 08/15/2052	3,316,876
5,040,771	BX Commercial Mortgage Trust 1.07%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	5,037,630
2,535,000	CAMB Commercial Mortgage Trust 2.70%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,414,456
2,516,947	Cantor Commercial Real Estate 1.14%, 05/15/2052(3)(4)	184,306
4,145,000	CD Commercial Mortgage Trust 2.46%, 08/10/2049	4,333,732
359,002	Chase Mortgage Finance Trust 3.71%, 12/25/2035(3)	349,953
	Citigroup Commercial Mortgage Trust
11,008,987	0.94%, 07/10/2047(3)(4)	332,255
12,878,199	1.05%, 04/10/2048(3)(4)	512,084
415,000	4.59%, 03/10/2047(1)(3)	295,764
	Commercial Mortgage Trust
3,520,659	0.66%, 08/10/2046(3)(4)	55,980
4,500,000	1.05%, 10/15/2034, 1 mo. USD LIBOR + 0.900%(1)(2)	4,473,613
687,000	2.77%, 12/10/2045	709,285
939,511	2.85%, 10/15/2045	965,980
597,768	2.94%, 01/10/2046	620,080
735,000	3.10%, 03/10/2046	760,490
3,895,000	3.18%, 02/10/2048	4,204,685
626,089	3.21%, 03/10/2046	653,132
309,559	3.33%, 06/10/2046	322,715
3,050,000	3.42%, 03/10/2031(1)	3,213,425
905,000	3.61%, 06/10/2046(3)	961,868
657,843	4.02%, 07/10/2045	697,824
420,000	4.07%, 02/10/2047(3)	457,984
390,000	4.21%, 08/10/2046	422,136
660,000	4.21%, 08/10/2046(3)	713,947
595,000	4.22%, 07/10/2045(3)	635,512
805,000	4.59%, 10/15/2045(1)(3)	40,250
1,825,000	4.75%, 10/15/2045(1)(3)	871,565
35,152	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	34,122
	CSAIL Commercial Mortgage Trust
26,176,456	0.75%, 06/15/2057(3)(4)	722,038
1,346,309	0.83%, 04/15/2050(3)(4)	38,855
4,729,296	0.89%, 11/15/2048(3)(4)	153,313
7,824,722	1.90%, 01/15/2049(3)(4)	566,556
750,000	CSMC Trust 2.76%, 04/05/2033(1)	745,556
	DBJPM Mortgage Trust
5,710,702	1.71%, 09/15/2053(3)(4)	638,406
3,600,000	2.89%, 08/10/2049	3,888,707
810,951	DBUBS Mortgage Trust 0.59%, 11/10/2046(1)(3)(4)	17
	FREMF Mortgage Trust
440,000	3.73%, 10/25/2049(1)(3)	484,211
350,000	3.80%, 02/25/2050(1)(3)	378,545
230,000	3.84%, 10/25/2049(1)(3)	254,653
600,000	3.95%, 08/25/2047(1)(3)	608,383
1,610,000	3.98%, 04/25/2051(1)(3)	1,799,138
	GS Mortgage Securities Corp.
2,010,000	2.95%, 11/05/2034(1)	2,002,877
2,845,000	4.11%, 07/10/2051(3)	3,250,149
	GS Mortgage Securities Trust
22,603,578	0.07%, 07/10/2046(3)(4)	49,689
2,996,605	1.32%, 08/10/2044(1)(3)(4)	12,907
3,980,000	3.04%, 07/10/2052	4,395,487

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Commercial Mortgage-Backed Securities - 4.5% - (continued)
$695,000	3.67%, 04/10/2047(1)	$126,032
825,000	4.07%, 01/10/2047	889,148
1,310,000	4.97%, 04/10/2047(1)(3)	717,894
1,531,153	Homeward Opportunities Fund Trust 2.70%, 09/25/2059(1)(3)	1,546,259
	JP Morgan Chase Commercial Mortgage Securities Trust
1,325,000	2.73%, 10/15/2045(1)(3)	757,807
1,770,000	2.81%, 01/16/2037(1)	1,832,507
788,273	2.84%, 12/15/2047	810,241
730,000	4.42%, 12/15/2047(1)(3)	505,667
970,000	5.42%, 08/15/2046(1)(3)	775,486
	JPMBB Commercial Mortgage Securities Trust
10,519,766	0.63%, 09/15/2047(3)(4)	210,171
3,224,286	0.66%, 05/15/2048(3)(4)	81,263
237,306	3.36%, 07/15/2045	248,327
	Morgan Stanley Bank of America Merrill Lynch Trust
6,397,323	1.00%, 12/15/2047(3)(4)	200,114
4,087,089	1.02%, 10/15/2048(3)(4)	157,104
700,000	2.92%, 02/15/2046	726,347
1,465,000	3.13%, 12/15/2048	1,527,924
880,000	3.18%, 08/15/2045	907,535
730,173	4.26%, 10/15/2046(3)	785,115
	Morgan Stanley Capital Trust
2,620,111	1.42%, 06/15/2050(3)(4)	162,597
2,605,000	3.47%, 08/11/2033(1)	2,643,822
885,000	5.24%, 07/15/2049(1)(3)	437,709
37,927	5.67%, 10/12/2052(1)(3)	8,546
2,165,000	MTRO Commercial Mortgage Trust 1.95%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(2)	2,078,745
	Natixis Commercial Mortgage Securities Trust
1,385,000	2.91%, 10/15/2036(1)	1,376,878
1,187,000	4.40%, 06/17/2038(1)	1,286,499
826,212	Oaktown Re II Ltd. 1.70%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	823,777
5,770,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	5,921,310
5,350,286	Stanwich Mortgage Loan Trust 3.48%, 11/16/2024(1)	5,341,706
7,594	Structured Agency Credit Risk Trust 0.90%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	7,591
5,489,281	UBS Commercial Mortgage Trust 1.08%, 08/15/2050(3)(4)	280,279
	UBS-Barclays Commercial Mortgage Trust
920,000	2.85%, 12/10/2045	951,540
2,152,963	3.09%, 08/10/2049	2,225,497
	Wells Fargo Commercial Mortgage Trust
9,799,163	1.10%, 05/15/2048(3)(4)	375,493
10,000	3.17%, 02/15/2048	10,763
255,000	4.15%, 05/15/2048(3)	239,354
198,566	Wells Fargo Mortgage Backed Securities Trust 4.00%, 11/25/2048(1)(3)	201,827
	Wells Fargo N.A.
20,776,948	0.60%, 11/15/2062(3)(4)	972,534
10,579,288	0.65%, 11/15/2062(3)(4)	539,783
18,188,997	0.70%, 12/15/2052(3)(4)	994,041
21,482,572	0.84%, 09/15/2062(3)(4)	1,302,899
37,953,984	0.89%, 01/15/2063(3)(4)	2,602,425
21,392,263	0.90%, 05/15/2062(3)(4)	1,353,082
	WF-RBS Commercial Mortgage Trust
1,637,041	1.19%, 03/15/2047(3)(4)	48,997
802,927	2.87%, 11/15/2045	822,253
1,490,000	3.00%, 08/15/2045	1,532,227
1,545,000	3.02%, 11/15/2047(1)	463,619

The accompanying notes are an integral part of these financial statements.

151

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Commercial Mortgage-Backed Securities - 4.5% - (continued)
$740,000	3.07%, 03/15/2045	$770,263
350,000	3.35%, 05/15/2045	366,882
225,000	4.05%, 03/15/2047	244,724
1,070,000	4.15%, 08/15/2046(3)	1,153,505
345,000	5.00%, 06/15/2044(1)(3)	191,787
770,000	5.58%, 04/15/2045(1)(3)	769,212

		134,733,961

	Other Asset-Backed Securities - 3.2%
	Affirm Asset Securitization Trust
4,450,000	1.90%, 01/15/2025(1)	4,449,860
1,845,245	3.46%, 10/15/2024(1)	1,856,934
1,420,455	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(3)	1,477,753
2,526,467	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	2,551,723
	Bayview Opportunity Master Fund Trust
1,573,294	3.50%, 01/28/2055(1)(3)	1,603,716
1,912,318	3.50%, 06/28/2057(1)(3)	1,975,509
2,848,018	4.00%, 10/28/2064(1)(3)	2,959,055
1,419,897	CF Hippolyta LLC 1.99%, 07/15/2060(1)	1,431,298
2,401,823	CSMC Trust 4.13%, 07/25/2058(1)(3)	2,411,517
1,494,900	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(1)	1,576,850
	Mill City Mortgage Loan Trust
2,650,426	2.75%, 01/25/2061(1)(3)	2,728,651
469,938	3.25%, 05/25/2062(1)(3)	487,203
3,726,554	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	3,652,288
4,646,129	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	4,658,534
4,337,331	Pretium Mortgage Credit Partners LLC 2.86%, 05/27/2059(1)	4,348,176
578,376	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	528,209
5,988,292	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	6,686,729
6,187	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	6,197
	Towd Point Mortgage Trust
2,455,305	0.75%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	2,450,872
1,302,321	2.25%, 04/25/2056(1)(3)	1,317,621
1,222,520	2.75%, 08/25/2055(1)(3)	1,251,907
6,965,937	2.75%, 10/25/2056(1)(3)	7,139,837
1,090,663	2.75%, 04/25/2057(1)(3)	1,119,785
2,051,172	2.75%, 06/25/2057(1)(3)	2,121,778
2,191,025	2.75%, 07/25/2057(1)(3)	2,254,418
5,408,616	2.75%, 10/25/2057(1)(3)	5,583,018
66,589	3.00%, 03/25/2054(1)(3)	66,938
5,898,520	3.25%, 03/25/2058(1)(3)	6,168,993
6,146,808	Vericrest Opportunity Loan Trust 3.97%, 04/25/2050(1)	6,192,655
2,448,946	Verus Securitization Trust 1.50%, 05/25/2065(1)	2,457,703
3,308,109	VOLT LXXX LLC 3.23%, 10/25/2049(1)	3,310,496
1,441,122	VOLT LXXXIII LLC 3.33%, 11/26/2049(1)	1,442,967
4,762,413	VOLT LXXXIV LLC 3.43%, 12/27/2049(1)	4,771,514
3,450,000	VOLT XCI LLC 3.11%, 11/25/2050(1)	3,449,749

		96,490,453

	Whole Loan Collateral CMO - 6.6%
133,439	Adjustable Rate Mortgage Trust 0.69%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	131,758
	Alternative Loan Trust
371,926	0.47%, 11/25/2035, 1 mo. USD LIBOR + 0.320%(2)	322,568

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Whole Loan Collateral CMO - 6.6% - (continued)
$1,516,058	0.69%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	$1,457,440
895,737	2.23%, 08/25/2035, 12 mo. USD MTA + 1.350%(2)	802,457
251,342	5.75%, 05/25/2036	167,409
205,119	6.00%, 05/25/2036	159,973
143,310	6.00%, 12/25/2036	90,413
2,561,578	Angel Oak Mortgage Trust 1.47%, 06/25/2065(1)(3)	2,569,539
	Angel Oak Mortgage Trust LLC
3,576,521	2.93%, 05/25/2059(1)(3)	3,621,091
862,219	3.63%, 03/25/2049(1)(3)	881,925
37,943,905	Banc of America Commercial Mortgage Trust 1.79%, 03/15/2063(3)(4)	5,580,471
	Banc of America Funding Trust
425,806	0.45%, 05/20/2047, 1 mo. USD LIBOR + 0.300%(2)	407,523
1,440,521	5.77%, 05/25/2037(3)	1,488,165
56,731	5.85%, 01/25/2037	57,858
	Bear Stearns Adjustable Rate Mortgage Trust
283,386	2.41%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	286,214
264,674	2.83%, 02/25/2036(3)	221,813
1,294,517	Bear Stearns Alt-A Trust 0.65%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	1,466,269
383,695	Bear Stearns Mortgage Funding Trust 0.33%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	329,174
	Bellemeade Re Ltd.
380,166	1.25%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	379,437
185,851	1.45%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(2)	185,821
1,858,555	1.55%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	1,855,908
23,170,459	Benchmark Mortgage Trust 1.23%, 03/15/2062(3)(4)	1,842,633
3,907,222	Bunker Hill Loan Depositary Trust 1.72%, 02/25/2055(1)(3)	3,936,769
	CHL Mortgage Pass-Through Trust
447,886	0.83%, 03/25/2035, 1 mo. USD LIBOR + 0.680%(2)	407,964
575,857	2.96%, 11/20/2035(3)	492,343
713,822	3.02%, 09/25/2047(3)	665,172
160,455	3.45%, 06/20/2035(3)	163,502
338,573	3.89%, 04/20/2036(3)	259,773
3,267,555	CIM Trust 3.00%, 04/25/2057(1)(3)	3,338,297
1,725,247	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)	1,738,990
1,915,000	Colombia Cent CLO Ltd. 1.37%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	1,899,207
	COLT Mortgage Loan Trust
2,578,571	2.58%, 11/25/2049(1)(3)	2,608,738
1,672,280	2.76%, 08/25/2049(1)(3)	1,690,006
1,345,174	3.34%, 05/25/2049(1)(3)	1,355,679
	Connecticut Avenue Securities Trust
2,144,693	2.15%, 07/25/2039, 1 mo. USD LIBOR + 2.000%(1)(2)	2,136,149
2,189,072	2.25%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	2,170,534
1,312,365	2.30%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	1,303,608
1,309,336	2.30%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	1,179,176
1,763,910	2.45%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	1,752,832

The accompanying notes are an integral part of these financial statements.

152

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Whole Loan Collateral CMO - 6.6% - (continued)
$713,084	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	$659,498
1,780,134	CSMC Trust 3.25%, 04/25/2047(1)(3)	1,840,035
	Deephaven Residential Mortgage Trust
4,223,043	1.69%, 05/25/2065(1)	4,244,248
379,600	2.45%, 06/25/2047(1)(3)	380,448
3,872,214	2.96%, 07/25/2059(1)(3)	3,913,439
289,537	3.56%, 04/25/2059(1)(3)	292,930
139,712	DSLA Mortgage Loan Trust 0.51%, 01/19/2045, 1 mo. USD LIBOR + 0.360%(2)	122,287
	Fannie Mae Connecticut Avenue Securities
153,070	2.15%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	148,461
710,534	2.70%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	696,735
990,028	4.50%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	1,029,713
422,897	4.60%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(2)	439,091
	GMACM Mortgage Loan Trust
273,852	2.97%, 09/19/2035(3)	255,809
65,132	3.67%, 04/19/2036(3)	56,624
	GSR Mortgage Loan Trust
1,921,667	0.45%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	543,537
112,988	3.05%, 10/25/2035(3)	83,353
957,712	3.74%, 01/25/2036(3)	951,530
	HarborView Mortgage Loan Trust
662,742	0.34%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	602,475
1,219,014	0.39%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,121,498
689,529	Home Re Ltd. 1.75%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	680,805
	IndyMac Index Mortgage Loan Trust
422,202	3.28%, 03/25/2036(3)	371,567
1,128,732	3.55%, 04/25/2037(3)	803,842
304,558	3.90%, 01/25/2036(3)	294,418
	JP Morgan Mortgage Trust
223,021	2.97%, 09/25/2035(3)	224,239
228,081	3.59%, 05/25/2036(3)	203,133
93,016	3.65%, 04/25/2037(3)	84,052
2,840,000	LCM XX L.P. 1.26%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	2,815,414
434,913	Lehman XS Trust 0.36%, 07/25/2046, 1 mo. USD LIBOR + 0.210%(2)	423,714
	LSTAR Securities Investment Ltd.
1,514,378	1.65%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	1,498,619
3,690,995	1.65%, 05/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	3,672,178
	LSTAR Securities Investment Trust
491,801	1.65%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	487,864
2,004,119	1.85%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	1,990,426
2,178,294	Luminent Mortgage Trust 0.34%, 05/25/2046, 1 mo. USD LIBOR + 0.190%(2)	1,902,156
	MetLife Securitization Trust
1,344,074	3.00%, 04/25/2055(1)(3)	1,416,073
2,919,910	3.75%, 03/25/2057(1)(3)	3,131,816
641,530	MFA Trust 2.59%, 02/25/2057(1)(3)	649,075
521,651	Morgan Stanley Mortgage Loan Trust 3.60%, 05/25/2036(3)	362,026
3,525,000	Mortgage Insurance-Linked Notes 2.05%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(1)(2)	3,496,755

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Whole Loan Collateral CMO - 6.6% - (continued)
	New Residential Mortgage Loan Trust
$3,781,158	0.90%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	$3,772,797
2,826,638	1.65%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	2,837,843
1,672,250	2.49%, 09/25/2059(1)(3)	1,699,895
742,043	2.80%, 07/25/2049(1)(3)	748,522
895,057	3.23%, 08/25/2060(1)	894,966
3,456,485	3.50%, 12/25/2057(1)(3)	3,645,118
2,858,362	3.50%, 08/25/2059(1)(3)	2,990,909
2,283,461	3.75%, 11/26/2035(1)(3)	2,462,548
882,218	3.75%, 01/25/2054(1)(3)	947,351
41,997	3.75%, 05/25/2054(1)(3)	45,282
2,419,564	3.75%, 11/25/2056(1)(3)	2,596,911
5,623,505	3.75%, 11/25/2058(1)(3)	5,997,306
4,376,560	4.00%, 02/25/2057(1)(3)	4,733,965
4,493,385	4.00%, 03/25/2057(1)(3)	4,840,106
3,015,483	4.00%, 04/25/2057(1)(3)	3,252,609
2,821,907	4.00%, 05/25/2057(1)(3)	3,077,855
3,643,131	4.00%, 08/27/2057(1)(3)	3,922,402
508,582	4.00%, 12/25/2057(1)(3)	548,423
252,546	Oaktown Re III Ltd. 1.55%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	252,401
458,335	OBX Trust 0.80%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	457,657
	OZLM Ltd.
1,097,872	1.23%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(2)	1,082,138
3,196,393	1.32%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(2)	3,174,325
1,955,877	PMT Credit Risk Transfer Trust 2.15%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	1,769,848
	Preston Ridge Partners Mortgage Trust LLC
5,143,316	2.86%, 09/25/2025(1)	5,144,294
1,479,512	3.50%, 10/25/2024(1)(3)	1,487,172
324,545	Radnor RE Ltd. 1.35%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(2)	324,370
796,294	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	784,079
	Residential Accredit Loans, Inc.
1,673,797	0.45%, 04/25/2036, 1 mo. USD LIBOR + 0.300%(2)	1,562,597
891,399	6.00%, 12/25/2035	877,111
652,106	Residential Asset Securitization Trust 5.50%, 06/25/2035	577,568
436,961	Residential Funding Mortgage Securities, Inc. 3.24%, 08/25/2035(3)	271,775
	Seasoned Credit Risk Transfer Trust
3,461,555	2.50%, 08/25/2059	3,640,072
2,188,489	3.50%, 11/25/2057	2,437,164
5,828,135	3.50%, 07/25/2058	6,516,978
6,034,437	3.50%, 10/25/2058	6,638,669
244,005	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(3)	246,305
614,939	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	418,609
	Vericrest Opportunity Loan Trust
2,063,116	3.18%, 10/25/2049(1)	2,066,355
3,450,856	3.28%, 11/25/2049(1)	3,457,447
	Verus Securitization Trust
3,139,725	2.78%, 07/25/2059(1)	3,201,154
2,246,799	3.21%, 05/25/2059(1)(3)	2,268,934
3,688,343	3.60%, 08/25/2050(1)	3,689,880

The accompanying notes are an integral part of these financial statements.

153

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.1% - (continued)
	Whole Loan Collateral CMO - 6.6% - (continued)
	WaMu Mortgage Pass-Through Certificates Trust
$378,265	1.76%, 10/25/2046, 12 mo. USD MTA + 0.880%(2)	$342,306
307,663	1.86%, 07/25/2046, 12 mo. USD MTA + 0.980%(2)	280,944
794,838	3.15%, 06/25/2037(3)	740,492
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
976,514	0.75%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	620,033
498,311	1.71%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	437,785
17,972,683	Wells Fargo Commercial Mortgage Trust 0.93%, 09/15/2057(3)(4)	668,106
152,447	Wells Fargo Mortgage-Backed Securities Trust 3.08%, 09/25/2036(3)	144,855
1,844,277	Wells Fargo N.A. 1.03%, 04/15/2052(3)(4)	132,522

		198,023,234

	Total Asset & Commercial Mortgage-Backed Securities (cost $570,361,584)	$572,433,903

CORPORATE BONDS - 32.7%
	Advertising - 0.0%
615,000	Lamar Media Corp. 3.75%, 02/15/2028	$612,515

	Aerospace/Defense - 0.6%
	Boeing Co.
2,420,000	5.04%, 05/01/2027	2,659,218
1,675,000	5.15%, 05/01/2030	1,851,095
	DAE Funding LLC
65,000	4.50%, 08/01/2022(1)	65,325
70,000	5.00%, 08/01/2024(1)	70,728
925,000	General Dynamics Corp. 4.25%, 04/01/2040	1,175,212
	L3Harris Technologies, Inc.
2,235,000	2.90%, 12/15/2029	2,439,181
2,105,000	3.85%, 06/15/2023	2,273,042
2,300,000	Northrop Grumman Corp. 5.15%, 05/01/2040	3,082,564
	United Technologies Corp.
43,000	3.65%, 08/16/2023	46,455
2,790,000	3.95%, 08/16/2025	3,182,670
1,135,000	4.45%, 11/16/2038	1,389,128
510,000	4.63%, 11/16/2048	665,772

		18,900,390

	Agriculture - 0.9%
	Altria Group, Inc.
1,025,000	2.35%, 05/06/2025	1,080,972
650,000	2.63%, 09/16/2026	693,989
976,000	3.88%, 09/16/2046	988,004
735,000	4.40%, 02/14/2026	845,775
1,670,000	4.80%, 02/14/2029	1,961,474
1,670,000	5.38%, 01/31/2044	2,061,131
1,760,000	5.80%, 02/14/2039	2,241,068
390,000	5.95%, 02/14/2049	517,540
1,005,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	1,154,545
	BAT Capital Corp.
3,405,000	2.26%, 03/25/2028	3,394,844
2,525,000	2.79%, 09/06/2024	2,665,741
3,425,000	BAT International Finance plc 1.67%, 03/25/2026	3,437,515
1,945,000	Kernel Holding S.A. 6.50%, 10/17/2024(5)	1,952,780
2,680,000	Philip Morris International, Inc. 2.10%, 05/01/2030	2,737,396

		25,732,774

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Apparel - 0.0%
$710,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	$763,250

	Auto Manufacturers - 0.1%
	General Motors Co.
1,395,000	5.20%, 04/01/2045	1,557,568
735,000	6.13%, 10/01/2025	860,196

		2,417,764

	Beverages - 1.0%
	Anheuser-Busch InBev Worldwide, Inc.
2,008,000	3.75%, 07/15/2042	2,151,899
1,165,000	4.35%, 06/01/2040	1,371,988
1,895,000	4.60%, 04/15/2048	2,245,358
700,000	4.75%, 04/15/2058	845,114
3,685,000	5.45%, 01/23/2039	4,768,686
1,280,000	Coca-Cola Co. 1.65%, 06/01/2030	1,306,715
	Constellation Brands, Inc.
815,000	2.65%, 11/07/2022	847,774
560,000	2.88%, 05/01/2030	603,167
2,183,000	3.15%, 08/01/2029	2,391,000
3,051,000	3.60%, 02/15/2028	3,435,624
1,540,000	4.40%, 11/15/2025	1,780,256
670,000	4.65%, 11/15/2028	806,130
4,459,000	Diageo Capital plc 2.00%, 04/29/2030	4,580,384
625,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	671,758
1,570,000	PepsiCo, Inc. 3.63%, 03/19/2050	1,897,849

		29,703,702

	Biotechnology - 0.7%
	Amgen, Inc.
615,000	1.90%, 02/21/2025	638,557
1,105,000	2.20%, 02/21/2027	1,160,847
6,490,000	2.30%, 02/25/2031	6,732,422
1,110,000	2.65%, 05/11/2022	1,146,683
1,030,000	3.15%, 02/21/2040	1,083,222
1,155,000	3.38%, 02/21/2050	1,229,134
4,935,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	4,863,537
	Royalty Pharma plc
225,000	1.75%, 09/02/2027(1)	223,189
2,445,000	2.20%, 09/02/2030(1)	2,406,479
1,135,000	3.30%, 09/02/2040(1)	1,116,635
1,740,000	3.55%, 09/02/2050(1)	1,665,619

		22,266,324

	Chemicals - 0.5%
1,460,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	1,498,274
225,000	Chemours Co. 5.38%, 05/15/2027	220,781
	Dow Chemical Co.
1,810,000	3.60%, 11/15/2050	1,842,846
576,000	4.80%, 05/15/2049	700,559
	DuPont de Nemours, Inc.
200,000	0.99%, 11/15/2020, 3 mo. USD LIBOR + 0.710%(2)	200,046
2,940,000	4.21%, 11/15/2023	3,233,211
875,000	LYB International Finance LLC 1.25%, 10/01/2025	877,224
1,535,000	3.80%, 10/01/2060	1,464,759
285,000	Olin Corp. 5.13%, 09/15/2027	289,275
	Sherwin-Williams Co.
575,000	3.30%, 05/15/2050	611,928
510,000	4.50%, 06/01/2047	638,888
1,810,000	Syngenta Finance N.V. 4.89%, 04/24/2025(1)	1,962,298

		13,540,089

The accompanying notes are an integral part of these financial statements.

154

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Commercial Banks - 5.1%
	Bank of America Corp.
$2,175,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(6)	$2,297,130
1,550,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(6)	1,702,319
5,830,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(6)	6,360,271
3,750,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(6)	4,213,834
1,070,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(6)	1,159,123
5,780,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(6)	7,050,258
3,185,000	7.75%, 05/14/2038	5,228,842
2,640,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	2,778,776
2,435,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(6)	2,518,000
1,490,000	Capital One Financial Corp. 3.90%, 01/29/2024	1,625,171
805,000	China Construction Bank Corp. 0.97%, 09/24/2021, 3 mo. USD LIBOR + 0.750%(2)(5)	804,984
	Citigroup, Inc.
2,325,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. USD SOFR + 0.867% thereafter)(6)	2,367,033
1,355,000	3.20%, 10/21/2026	1,490,229
3,590,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(6)	3,877,918
1,240,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(6)	1,422,436
2,090,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(6)	2,481,563
1,780,000	4.45%, 09/29/2027	2,053,735
360,000	Credit Suisse AG 0.54%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	360,320
4,615,000	Credit Suisse Group AG 6.25%, 12/18/2024, 5 year USD Swap + 3.455%(1)(2)(7)	4,914,975
360,000	Credit Suisse Group Funding Guernsey Ltd. 2.51%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(2)	363,575
	Danske Bank A/S
1,615,000	5.00%, 01/12/2022(1)	1,691,180
1,685,000	5.38%, 01/12/2024(1)	1,891,358
2,110,000	Fifth Third Bancorp 2.38%, 01/28/2025	2,226,501
	Goldman Sachs Group, Inc.
1,660,000	2.88%, 10/31/2022, (2.88% fixed rate until 10/31/2021; 3 mo. USD LIBOR + 0.821% thereafter)(6)	1,699,334
2,720,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(6)	2,824,834
1,540,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(6)	1,756,903

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Commercial Banks - 5.1% - (continued)
$1,165,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(6)	$1,361,090
165,000	6.25%, 02/01/2041	247,256
2,680,000	6.75%, 10/01/2037	3,904,673
1,125,000	HSBC Holdings plc 3.60%, 05/25/2023	1,208,723
250,000	Industrial & Commercial Bank of China Ltd. 1.00%, 05/21/2021, 3 mo. USD LIBOR + 0.750%(5)	250,088
	JP Morgan Chase & Co.
500,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(6)	532,474
1,095,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(6)	1,172,400
665,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(6)	702,495
3,765,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(6)	4,053,113
1,785,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(6)	2,004,015
2,290,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(6)	2,615,172
1,570,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(6)	1,701,479
6,955,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(6)	7,924,937
1,285,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(6)	1,491,036
2,000,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(6)	2,202,907
1,795,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(6)	2,171,313
	Morgan Stanley
1,030,000	2.63%, 11/17/2021	1,054,457
3,375,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(6)	3,596,968
3,135,000	2.75%, 05/19/2022	3,246,623
2,720,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(6)	3,059,968
2,710,000	4.00%, 07/23/2025	3,079,817
1,250,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(6)	1,497,918
595,000	PNC Bank NA 2.70%, 10/22/2029	637,901
2,725,000	PNC Financial Services Group, Inc. 2.20%, 11/01/2024	2,885,783
1,375,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,425,024
2,145,000	State Street Corp. 2.35%, 11/01/2025, 3 mo. USD SOFR + 0.940%(2)	2,270,913
6,280,000	Truist Bank 2.25%, 03/11/2030	6,458,421
1,620,000	UBS Group AG 2.65%, 02/01/2022(1)	1,664,728

The accompanying notes are an integral part of these financial statements.

155

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Commercial Banks - 5.1% - (continued)
$2,275,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	$2,407,110
	Wells Fargo & Co.
5,390,000	2.41%, 10/30/2025, 3 mo. USD LIBOR + 0.825%	5,685,462
1,615,000	2.63%, 07/22/2022	1,672,765
1,190,000	3.00%, 04/22/2026	1,296,161
1,555,000	3.00%, 10/23/2026	1,697,246
2,805,000	3.07%, 01/24/2023	2,889,786
2,715,000	3.75%, 01/24/2024	2,947,308
580,000	4.90%, 11/17/2045	729,678
925,000	5.01%, 04/04/2051, 3 mo. USD LIBOR + 4.240%(3)	1,251,418
410,000	5.61%, 01/15/2044	551,409

		152,710,637

	Commercial Services - 1.0%
	Ashtead Capital, Inc.
210,000	4.13%, 08/15/2025(1)	215,685
5,335,000	4.38%, 08/15/2027(1)	5,588,413
	Equifax, Inc.
1,255,000	2.60%, 12/15/2025	1,346,668
400,000	3.10%, 05/15/2030	432,292
950,000	Gartner, Inc. 3.75%, 10/01/2030(1)	971,470
	Global Payments, Inc.
2,020,000	2.90%, 05/15/2030	2,147,544
910,000	3.20%, 08/15/2029	984,828
	Howard University, (AGM Insured)
2,000,000	2.70%, 10/01/2029	2,003,279
1,205,000	3.48%, 10/01/2041	1,182,148
4,315,000	IHS Markit Ltd. 4.13%, 08/01/2023	4,689,369
	Service Corp. International
3,905,000	3.38%, 08/15/2030	3,958,694
4,657,000	5.13%, 06/01/2029	5,089,309
205,000	United Rentals North America, Inc. 4.00%, 07/15/2030	209,121

		28,818,820

	Construction Materials - 0.1%
	Carrier Global Corp.
1,830,000	2.70%, 02/15/2031(1)	1,918,599
750,000	2.72%, 02/15/2030(1)	782,788
	Standard Industries, Inc.
830,000	3.38%, 01/15/2031(1)	807,867
125,000	4.38%, 07/15/2030(1)	128,750
145,000	5.00%, 02/15/2027(1)	149,531

		3,787,535

	Diversified Financial Services - 0.3%
2,245,000	GE Capital Funding LLC 4.40%, 05/15/2030(1)	2,453,886
905,000	GE Capital International Funding Co. 4.42%, 11/15/2035	978,606
250,000	ICBCIL Finance Co., Ltd. 1.23%, 05/15/2021, 3 mo. USD LIBOR + 0.950%(2)(5)	249,350
535,000	Mastercard, Inc. 3.35%, 03/26/2030	620,696
	Navient Corp.
100,000	5.88%, 03/25/2021	101,000
70,000	5.88%, 10/25/2024	69,475
275,000	6.63%, 07/26/2021	280,500
270,000	7.25%, 01/25/2022	278,775
90,000	7.25%, 09/25/2023	94,388
4,450,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(1)	4,355,046

		9,481,722

	Electric - 2.8%
3,100,000	AES Corp. 3.30%, 07/15/2025(1)	3,365,112
1,480,000	Alabama Power Co. 4.15%, 08/15/2044	1,782,431
	Berkshire Hathaway Energy Co.
865,000	1.65%, 05/15/2031(1)	855,780

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Electric - 2.8% - (continued)
$1,700,000	3.25%, 04/15/2028	$1,909,900
260,000	4.25%, 10/15/2050(1)	321,894
1,020,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025(1)	1,019,500
	Cleco Corporate Holdings LLC
1,105,000	3.38%, 09/15/2029	1,117,346
1,173,000	3.74%, 05/01/2026	1,239,305
70,000	4.97%, 05/01/2046	77,920
	Commonwealth Edison Co.
1,735,000	3.65%, 06/15/2046	2,009,281
360,000	4.00%, 03/01/2048	434,397
365,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	457,388
400,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	596,232
1,495,000	Dominion Energy, Inc. 3.38%, 04/01/2030	1,686,633
575,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	706,807
1,185,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,331,141
1,215,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	1,318,717
1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,801,045
690,000	Evergy Metro, Inc. 2.25%, 06/01/2030	727,702
	Evergy, Inc.
710,000	2.45%, 09/15/2024	752,461
2,010,000	2.90%, 09/15/2029	2,138,846
	Exelon Corp.
370,000	2.45%, 04/15/2021	372,649
2,095,000	3.95%, 06/15/2025	2,357,166
	FirstEnergy Corp.
350,000	1.60%, 01/15/2026	340,796
1,885,000	2.25%, 09/01/2030	1,779,417
600,000	2.65%, 03/01/2030	586,830
350,000	Florida Power & Light Co. 3.99%, 03/01/2049	443,589
	Georgia Power Co.
2,745,000	2.10%, 07/30/2023	2,867,328
1,590,000	4.30%, 03/15/2042	1,895,215
	IPALCO Enterprises, Inc.
1,230,000	3.70%, 09/01/2024	1,336,342
5,345,000	4.25%, 05/01/2030(1)	6,000,552
2,305,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	2,469,414
	MidAmerican Energy Co.
900,000	3.15%, 04/15/2050	990,426
370,000	3.65%, 08/01/2048	432,598
2,075,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	2,149,801
	Oglethorpe Power Corp.
355,000	3.75%, 08/01/2050(1)	357,072
1,425,000	5.05%, 10/01/2048	1,662,660
	Oncor Electric Delivery Co. LLC
350,000	3.10%, 09/15/2049	383,925
495,000	5.75%, 03/15/2029	645,860
4,630,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	4,377,482
	PacifiCorp
394,000	4.13%, 01/15/2049	484,653
350,000	4.15%, 02/15/2050	429,842
385,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	459,911
	Public Service Enterprise Group, Inc.
4,050,000	1.60%, 08/15/2030	3,939,808
1,630,000	2.88%, 06/15/2024	1,752,002
	Puget Energy, Inc.
1,925,000	3.65%, 05/15/2025	2,139,496
2,520,000	4.10%, 06/15/2030(1)	2,816,508
210,000	Sempra Energy 4.00%, 02/01/2048	237,102
	Southern California Edison Co.
605,000	2.25%, 06/01/2030	610,647
2,570,000	2.85%, 08/01/2029	2,698,702

The accompanying notes are an integral part of these financial statements.

156

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Electric - 2.8% - (continued)
$1,190,000	3.65%, 02/01/2050	$1,242,467
506,000	4.00%, 04/01/2047	545,788
299,000	4.13%, 03/01/2048	330,161
	Southern Co.
490,000	2.95%, 07/01/2023	518,908
1,520,000	3.25%, 07/01/2026	1,694,223
4,215,000	3.70%, 04/30/2030	4,783,748
30,000	4.40%, 07/01/2046	35,890
370,000	Union Electric Co. 4.00%, 04/01/2048	445,857
315,000	Xcel Energy, Inc. 3.50%, 12/01/2049	348,645

		82,613,318

	Engineering & Construction - 0.1%
3,611,614	International Airport Finance S.A. 12.00%, 03/15/2033(1)	3,223,365

	Entertainment - 0.1%
1,375,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	1,535,243
310,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	312,032

		1,847,275

	Environmental Control - 0.2%
	Clean Harbors, Inc.
5,893,000	4.88%, 07/15/2027(1)	6,158,185
105,000	5.13%, 07/15/2029(1)	114,128
280,000	Waste Management, Inc. 4.15%, 07/15/2049	354,550

		6,626,863

	Food - 0.5%
	Conagra Brands, Inc.
2,825,000	1.38%, 11/01/2027	2,801,372
655,000	4.30%, 05/01/2024	729,194
940,000	4.60%, 11/01/2025	1,092,564
1,068,000	4.85%, 11/01/2028	1,310,473
330,000	5.40%, 11/01/2048	451,452
1,445,000	Kellogg Co. 3.40%, 11/15/2027	1,616,728
	Kraft Heinz Foods Co.
45,000	3.75%, 04/01/2030(1)	47,281
115,000	4.25%, 03/01/2031(1)	124,792
5,000	4.63%, 01/30/2029	5,578
2,260,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(5)	2,350,423
1,735,000	Mondelez International, Inc. 1.50%, 02/04/2031	1,685,378
2,745,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	2,912,445
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	290,344

		15,418,024

	Food Service - 0.0%
255,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	257,259

	Forest Products & Paper - 0.1%
3,690,000	Suzano Austria GmbH 5.00%, 01/15/2030	4,044,240

	Gas - 0.4%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
40,000	5.63%, 05/20/2024	42,500
365,000	5.88%, 08/20/2026	399,810
1,210,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	1,284,140
	NiSource, Inc.
2,015,000	3.49%, 05/15/2027	2,229,295
3,515,000	3.60%, 05/01/2030	3,992,629
	Sempra Energy
1,680,000	3.40%, 02/01/2028	1,829,739
1,110,000	3.80%, 02/01/2038	1,237,917

		11,016,030

	Healthcare - Products - 0.7%
	Alcon Finance Corp.
2,615,000	2.75%, 09/23/2026(1)	2,833,170

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Healthcare - Products - 0.7% - (continued)
$1,120,000	3.00%, 09/23/2029(1)	$1,206,747
1,070,000	Baxter International, Inc. 3.95%, 04/01/2030(1)	1,267,612
3,425,000	Becton Dickinson and Co. 3.36%, 06/06/2024	3,692,113
	Boston Scientific Corp.
1,820,000	1.90%, 06/01/2025	1,893,751
4,120,000	3.75%, 03/01/2026	4,671,785
685,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	708,119
285,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	297,825
190,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	200,998
4,125,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	4,487,777

		21,259,897

	Healthcare - Services - 0.7%
	Anthem, Inc.
1,895,000	3.50%, 08/15/2024	2,069,456
720,000	4.63%, 05/15/2042	895,993
	Centene Corp.
80,000	3.38%, 02/15/2030	83,100
75,000	4.25%, 12/15/2027	78,952
1,920,000	4.63%, 12/15/2029	2,090,371
335,000	CommonSpirit Health 3.35%, 10/01/2029	349,743
650,000	HCA, Inc. 5.63%, 09/01/2028	756,567
1,140,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	1,220,949
5,555,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(1)	5,464,731
	UnitedHealth Group, Inc.
1,835,000	2.00%, 05/15/2030	1,909,496
1,335,000	2.38%, 08/15/2024	1,420,338
1,280,000	2.88%, 08/15/2029	1,418,315
1,165,000	3.50%, 08/15/2039	1,336,481
535,000	4.75%, 07/15/2045	725,640

		19,820,132

	Home Builders - 0.3%
530,000	Lennar Corp. 4.75%, 11/29/2027	606,850
7,390,000	PulteGroup, Inc. 5.50%, 03/01/2026	8,535,450
475,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	526,062

		9,668,362

	Household Products/Wares - 0.0%
295,000	Kimberly-Clark Corp. 3.10%, 03/26/2030	336,301

	Insurance - 1.1%
5,475,000	American International Group, Inc. 2.50%, 06/30/2025	5,869,584
1,580,000	Aon Corp. 2.20%, 11/15/2022	1,635,545
6,690,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	7,897,372
	Genworth Holdings, Inc.
10,000	4.80%, 02/15/2024	9,150
350,000	4.90%, 08/15/2023	323,750
	Marsh & McLennan Cos., Inc.
1,275,000	3.88%, 03/15/2024	1,406,347
1,290,000	4.38%, 03/15/2029	1,552,112
1,025,000	4.75%, 03/15/2039	1,349,687
282,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	287,634
380,000	MGIC Investment Corp. 5.75%, 08/15/2023	404,700
2,730,000	New York Life Global Funding 2.00%, 01/22/2025(1)	2,864,060
415,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	462,871
1,390,000	Progressive Corp. 3.20%, 03/26/2030	1,585,037
	Unum Group
595,000	4.00%, 06/15/2029	651,983
1,610,000	4.50%, 03/15/2025	1,790,388
1,360,000	4.50%, 12/15/2049	1,333,724

The accompanying notes are an integral part of these financial statements.

157

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.7% - (continued)
		Insurance - 1.1% - (continued)
	$45,000	Voya Financial, Inc. 4.80%, 06/15/2046	$54,906
		Willis North America, Inc.
	720,000	2.95%, 09/15/2029	783,993
	795,000	3.60%, 05/15/2024	867,430
	2,135,000	4.50%, 09/15/2028	2,552,172

			33,682,445

		Internet - 0.7%
		Alibaba Group Holding Ltd.
	2,680,000	3.40%, 12/06/2027	2,990,183
	200,000	4.20%, 12/06/2047	247,505
		Amazon.com, Inc.
	1,420,000	1.50%, 06/03/2030	1,436,455
	2,030,000	3.88%, 08/22/2037	2,489,842
	5,200,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	5,295,992
		Tencent Holdings Ltd.
	2,045,000	1.81%, 01/26/2026(1)	2,073,422
	2,275,000	2.39%, 06/03/2030(1)	2,303,107
	1,105,000	3.60%, 01/19/2028(1)	1,207,959
	1,320,000	3.98%, 04/11/2029(1)	1,486,550

			19,531,015

		Iron/Steel - 0.3%
	285,000	Commercial Metals Co. 5.38%, 07/15/2027	297,113
EUR	1,985,000	Metinvest B.V. 5.63%, 06/17/2025(1)	2,160,452
	$1,995,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	2,116,846
	3,585,000	Vale Overseas Ltd. 3.75%, 07/08/2030	3,774,969

			8,349,380

		IT Services - 0.9%
		Apple, Inc.
	2,840,000	1.13%, 05/11/2025	2,893,834
	1,775,000	2.20%, 09/11/2029	1,896,546
	595,000	2.65%, 05/11/2050	600,186
	505,000	3.45%, 02/09/2045	592,292
	355,000	4.38%, 05/13/2045	470,056
	4,706,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	4,776,590
		HP, Inc.
	1,365,000	2.20%, 06/17/2025	1,428,841
	1,365,000	3.00%, 06/17/2027	1,467,679
		IBM Corp.
	1,800,000	3.00%, 05/15/2024	1,945,732
	2,840,000	3.50%, 05/15/2029	3,246,704
	275,000	4.25%, 05/15/2049	339,621
	250,000	IBM Credit LLC 0.73%, 11/30/2020, 3 mo. USD LIBOR + 0.47%(2)	250,080
		International Business Machines Corp.
	3,630,000	1.95%, 05/15/2030	3,687,103
	1,185,000	2.95%, 05/15/2050	1,197,668
	1,370,000	Leidos, Inc. 3.63%, 05/15/2025(1)	1,516,343

			26,309,275

		Lodging - 0.2%
		Hilton Domestic Operating Co., Inc.
	3,698,000	4.25%, 09/01/2024	3,677,661
	170,000	5.38%, 05/01/2025(1)	175,674
	1,210,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	1,224,761

			5,078,096

		Machinery - Construction & Mining - 0.0%
	145,000	BWX Technologies, Inc. 5.38%, 07/15/2026(1)	150,311

		Machinery - Diversified - 0.4%
		John Deere Capital Corp.
	725,000	1.20%, 04/06/2023	738,594
	820,000	1.75%, 03/09/2027	851,986
	8,840,000	Otis Worldwide Corp. 2.57%, 02/15/2030	9,410,356

			11,000,936

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Media - 2.1%
	CCO Holdings LLC / CCO Holdings Capital Corp.
$1,410,000	4.25%, 02/01/2031(1)	$1,444,954
783,000	4.50%, 08/15/2030(1)	813,737
30,000	5.13%, 05/01/2027(1)	31,500
170,000	5.75%, 02/15/2026(1)	176,232
	Charter Communications Operating LLC / Charter Communications Operating Capital
1,305,000	4.80%, 03/01/2050	1,486,655
1,225,000	5.13%, 07/01/2049	1,432,126
465,000	5.75%, 04/01/2048	580,418
5,280,000	6.48%, 10/23/2045	7,121,722
1,060,000	6.83%, 10/23/2055	1,498,113
	Comcast Corp.
545,000	3.20%, 07/15/2036	607,594
2,055,000	3.25%, 11/01/2039	2,284,751
365,000	3.40%, 07/15/2046	402,497
2,705,000	3.75%, 04/01/2040	3,148,537
40,000	4.05%, 11/01/2052	49,026
630,000	4.60%, 10/15/2038	802,890
830,000	4.65%, 07/15/2042	1,078,016
740,000	4.70%, 10/15/2048	987,432
245,000	4.75%, 03/01/2044	322,299
700,000	4.95%, 10/15/2058	1,010,275
4,245,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	4,573,659
	CSC Holdings LLC
5,695,000	3.38%, 02/15/2031(1)	5,477,223
200,000	5.38%, 02/01/2028(1)	212,500
310,000	5.50%, 04/15/2027(1)	326,662
	Discovery Communications LLC
948,000	3.80%, 03/13/2024	1,031,806
2,000	3.95%, 06/15/2025	2,239
1,060,000	3.95%, 03/20/2028	1,193,166
2,255,000	4.00%, 09/15/2055(1)	2,291,892
954,000	5.30%, 05/15/2049	1,147,259
505,000	DISH DBS Corp. 5.88%, 11/15/2024	508,048
1,104,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,638,991
	Time Warner Cable LLC
1,287,000	4.50%, 09/15/2042	1,398,074
890,000	6.55%, 05/01/2037	1,162,803
1,910,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,919,857
	ViacomCBS, Inc.
1,070,000	4.20%, 05/19/2032	1,231,053
7,815,000	4.95%, 01/15/2031	9,492,319
45,000	5.88%, 02/28/2057, 3 mo. USD LIBOR + 3.895%(3)	45,450
50,000	6.25%, 02/28/2057, 3 mo. USD LIBOR + 3.899%(3)	54,375
	Videotron Ltd.
190,000	5.13%, 04/15/2027(1)	200,925
480,000	5.38%, 06/15/2024(1)	522,000
2,555,000	Walt Disney Co. 2.65%, 01/13/2031	2,747,103

		63,456,178

	Mining - 0.2%
	Anglo American Capital plc
1,855,000	2.63%, 09/10/2030(1)	1,856,398
400,000	4.50%, 03/15/2028(1)	452,634
2,510,000	4.88%, 05/14/2025(1)	2,854,520
1,570,000	5.63%, 04/01/2030(1)	1,929,677
250,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(1)	246,250

		7,339,479

	Miscellaneous Manufacturing - 0.1%
505,000	3M Co. 3.05%, 04/15/2030	569,622
1,625,000	General Electric Co. 3.63%, 05/01/2030	1,716,066

The accompanying notes are an integral part of these financial statements.

158

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.7% - (continued)
		Miscellaneous Manufacturing - 0.1% - (continued)
	$810,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	$816,052
	385,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	490,090

			3,591,830

		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
	3,550,000	3.25%, 02/15/2029	3,545,562
	320,000	4.13%, 05/01/2025	332,634
	250,000	4.25%, 04/01/2028	258,209

			4,136,405

		Oil & Gas - 0.9%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	154,836
	310,000	Apache Corp. 4.88%, 11/15/2027	290,935
	1,150,000	BP Capital Markets America, Inc. 3.63%, 04/06/2030	1,294,883
		Equinor ASA
	2,500,000	1.75%, 01/22/2026	2,593,619
	1,420,000	3.63%, 04/06/2040	1,603,124
	945,000	3.70%, 04/06/2050	1,050,947
	2,125,000	Exxon Mobil Corp. 4.23%, 03/19/2040	2,547,649
		Hess Corp.
	76,000	6.00%, 01/15/2040	84,294
	606,000	7.13%, 03/15/2033	730,397
	1,010,000	7.30%, 08/15/2031	1,231,323
	3,025,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	3,346,847
		Ovintiv, Inc.
	55,000	6.50%, 08/15/2034	51,647
	50,000	6.50%, 02/01/2038	45,703
	13,000	7.20%, 11/01/2031	12,893
	102,000	7.38%, 11/01/2031	102,646
	1,310,000	Phillips 66 2.15%, 12/15/2030	1,230,053
	285,000	QEP Resources, Inc. 5.25%, 05/01/2023	226,575
	849,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	889,629
		SM Energy Co.
	130,000	6.13%, 11/15/2022	98,150
	140,000	6.75%, 09/15/2026	53,900
	360,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026	360,675
	1,870,000	Tullow Oil plc 7.00%, 03/01/2025(1)	977,075
		Valero Energy Corp.
	3,620,000	2.15%, 09/15/2027	3,457,464
	937,000	4.00%, 04/01/2029	977,987
	1,395,000	4.90%, 03/15/2045	1,408,958
	73,000	WPX Energy, Inc. 5.25%, 09/15/2024	75,555
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	671,906

			25,569,670

		Oil & Gas Services - 0.2%
	$5,680,000	Borets Finance DAC 6.00%, 09/17/2026(1)	5,699,880
	890,000	Halliburton Co. 4.85%, 11/15/2035	934,522

			6,634,402

		Packaging & Containers - 0.3%
	430,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	438,600
	5,150,000	Ball Corp. 4.00%, 11/15/2023	5,439,095
	1,775,000	Mondelez International, Inc. 1.50%, 05/04/2025	1,822,839
	620,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	652,318
	22,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	22,275

			8,375,127

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Pharmaceuticals - 1.3%
	AbbVie, Inc.
$2,605,000	2.95%, 11/21/2026(1)	$2,844,865
2,330,000	3.20%, 11/21/2029(1)	2,549,306
2,130,000	4.25%, 11/21/2049(1)	2,487,642
1,020,000	4.63%, 10/01/2042(1)	1,226,881
	Bausch Health Cos., Inc.
460,000	5.75%, 08/15/2027(1)	493,350
95,000	7.00%, 03/15/2024(1)	98,444
77,000	Baxalta, Inc. 3.60%, 06/23/2022	80,324
	Bayer U.S. Finance LLC
2,580,000	4.25%, 12/15/2025(1)	2,931,387
605,000	4.88%, 06/25/2048(1)	727,580
1,910,000	Becton Dickinson and Co. 2.82%, 05/20/2030	2,041,347
	CVS Health Corp.
2,680,000	4.13%, 04/01/2040	3,041,737
580,000	5.05%, 03/25/2048	735,603
1,670,000	5.13%, 07/20/2045	2,113,782
3,015,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	3,379,385
	Pfizer, Inc.
1,920,000	1.70%, 05/28/2030	1,966,439
1,105,000	2.63%, 04/01/2030	1,215,496
2,505,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	2,502,698
395,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	401,368
	Takeda Pharmaceutical Co., Ltd.
1,065,000	2.05%, 03/31/2030	1,071,921
1,720,000	3.03%, 07/09/2040	1,768,572
545,000	3.18%, 07/09/2050	553,517
3,670,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	3,229,600
	Upjohn, Inc.
860,000	1.65%, 06/22/2025(1)	878,110
680,000	2.30%, 06/22/2027(1)	703,380

		39,042,734

	Pipelines - 1.2%
270,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	305,566
55,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	56,074
	DCP Midstream Operating L.P.
100,000	3.88%, 03/15/2023	99,500
200,000	4.95%, 04/01/2022	203,000
70,000	5.60%, 04/01/2044(8)	60,900
	Energy Transfer Operating L.P.
1,340,000	3.75%, 05/15/2030	1,314,863
1,280,000	4.95%, 06/15/2028	1,375,459
1,420,000	5.25%, 04/15/2029	1,538,432
2,710,000	6.13%, 12/15/2045	2,756,196
515,000	6.25%, 04/15/2049	543,808
145,000	EQM Midstream Partners L.P. 6.50%, 07/01/2027(1)	152,075
7,410,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	7,354,351
2,245,000	Kinder Morgan Energy Partners L.P. 3.50%, 03/01/2021	2,255,906
	MPLX L.P.
945,000	1.75%, 03/01/2026	939,785
40,000	4.00%, 02/15/2025	43,474
130,000	4.13%, 03/01/2027	142,319
1,240,000	4.25%, 12/01/2027	1,374,682
1,315,000	4.70%, 04/15/2048	1,302,518
265,000	5.20%, 03/01/2047	278,559
230,000	5.20%, 12/01/2047	238,304

The accompanying notes are an integral part of these financial statements.

159

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Pipelines - 1.2% - (continued)
$195,000	5.50%, 02/15/2049	$216,122
	ONEOK, Inc.
325,000	3.10%, 03/15/2030	311,935
240,000	4.00%, 07/13/2027	248,064
1,070,000	4.45%, 09/01/2049	944,673
1,155,000	5.85%, 01/15/2026	1,313,450
2,100,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030(1)	2,349,313
	Sunoco Logistics Partners Operations L.P.
1,750,000	4.00%, 10/01/2027	1,789,680
165,000	5.30%, 04/01/2044	155,059
320,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031(1)	312,291
	TransCanada PipeLines Ltd.
2,305,000	4.10%, 04/15/2030	2,612,866
1,090,000	4.63%, 03/01/2034	1,259,361
360,000	Western Midstream Operating L.P. 5.05%, 02/01/2030	341,519
	Williams Cos., Inc.
75,000	4.90%, 01/15/2045	79,876
145,000	5.10%, 09/15/2045	161,526
275,000	5.80%, 11/15/2043	317,410
255,000	6.30%, 04/15/2040	308,816

		35,057,732

	Real Estate Investment Trusts - 0.7%
	American Tower Corp.
1,235,000	2.10%, 06/15/2030	1,240,525
1,140,000	2.40%, 03/15/2025	1,206,329
2,995,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	3,237,009
400,000	Equinix, Inc. 1.80%, 07/15/2027	406,258
	GLP Capital L.P. / GLP Financing II, Inc.
2,720,000	4.00%, 01/15/2031	2,843,923
1,605,000	5.75%, 06/01/2028	1,825,591
	SBA Tower Trust
2,245,000	2.84%, 01/15/2050(1)	2,378,522
4,130,000	3.17%, 04/09/2047(1)	4,177,345
2,040,000	3.45%, 03/15/2048(1)	2,172,239
570,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	598,126
145,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	147,443

		20,233,310

	Retail - 0.9%
	1011778 BC ULC / New Red Finance, Inc.
880,000	3.88%, 01/15/2028(1)	886,600
150,000	4.25%, 05/15/2024(1)	153,075
	Alimentation Couche-Tard, Inc.
1,220,000	2.95%, 01/25/2030(1)	1,299,831
320,000	3.80%, 01/25/2050(1)	347,371
2,100,000	AutoZone, Inc. 3.63%, 04/15/2025	2,332,242
698,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	708,470
4,375,000	Home Depot, Inc. 3.30%, 04/15/2040	4,975,011
330,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	347,358
	Lowe’s Cos., Inc.
4,975,000	1.70%, 10/15/2030	4,952,814
2,660,000	3.38%, 09/15/2025	2,959,038
210,000	3.70%, 04/15/2046	238,485
	McDonald’s Corp.
1,495,000	3.35%, 04/01/2023	1,591,721
2,350,000	3.63%, 09/01/2049	2,617,828
750,000	4.20%, 04/01/2050	908,603

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.7% - (continued)
	Retail - 0.9% - (continued)
$285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	$293,550
435,000	United Rentals North America, Inc. 4.88%, 01/15/2028	456,750
1,005,000	William Carter Co. 5.63%, 03/15/2027(1)	1,054,622

		26,123,369

	Savings & Loans - 0.0%
1,190,000	State Street Corp. 1.00%, 03/30/2026	1,291,318

	Semiconductors - 1.0%
595,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	656,809
	Broadcom, Inc.
870,000	4.25%, 04/15/2026	978,019
6,950,000	5.00%, 04/15/2030	8,175,223
	Entegris, Inc.
540,000	4.38%, 04/15/2028(1)	561,600
250,000	4.63%, 02/10/2026(1)	256,875
	Intel Corp.
1,095,000	3.10%, 02/15/2060	1,164,165
840,000	4.10%, 05/19/2046	1,046,740
	Microchip Technology, Inc.
3,640,000	2.67%, 09/01/2023(1)	3,777,138
110,000	4.25%, 09/01/2025(1)	114,199
2,015,000	NVIDIA Corp. 3.50%, 04/01/2040	2,335,138
	NXP B.V. / NXP Funding LLC
900,000	4.63%, 06/01/2023(1)	986,779
3,087,000	4.88%, 03/01/2024(1)	3,458,317
1,131,000	5.35%, 03/01/2026(1)	1,335,532
1,205,000	5.55%, 12/01/2028(1)	1,487,512
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
40,000	3.15%, 05/01/2027(1)	43,303
127,000	4.30%, 06/18/2029(1)	147,293
245,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	248,063
	QUALCOMM, Inc.
596,000	4.65%, 05/20/2035	782,040
1,459,000	4.80%, 05/20/2045	1,964,208
300,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	327,493
211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	218,385

		30,064,831

	Software - 1.2%
4,215,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	4,267,687
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	155,449
415,000	5.25%, 05/15/2029(1)	445,170
30,000	5.88%, 06/15/2026	31,238
349,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	360,779
	Fidelity National Information Services, Inc.
1,936,000	3.75%, 05/21/2029	2,230,926
490,000	4.25%, 05/15/2028	575,013
	Fiserv, Inc.
7,535,000	2.25%, 06/01/2027	7,916,045
1,560,000	3.20%, 07/01/2026	1,727,187
840,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	879,900
	Microsoft Corp.
179,000	2.68%, 06/01/2060	182,765
830,000	3.70%, 08/08/2046	1,020,012
1,221,000	3.95%, 08/08/2056	1,567,098
	MSCI, Inc.
45,000	3.63%, 09/01/2030(1)	46,238
1,222,000	3.88%, 02/15/2031(1)	1,276,990

The accompanying notes are an integral part of these financial statements.

160

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.7% - (continued)
		Software - 1.2% - (continued)
	$225,000	4.00%, 11/15/2029(1)	$234,823
	5,656,000	5.38%, 05/15/2027(1)	6,037,780
		Open Text Corp.
	440,000	3.88%, 02/15/2028(1)	446,943
	255,000	5.88%, 06/01/2026(1)	265,200
		Oracle Corp.
	85,000	3.60%, 04/01/2040	94,815
	4,945,000	3.85%, 04/01/2060	5,609,843
	1,315,000	4.00%, 11/15/2047	1,524,481
	250,000	Western Digital Corp. 4.75%, 02/15/2026	269,262

			37,165,644

		Telecommunications - 2.2%
		AT&T, Inc.
	4,190,000	3.50%, 02/01/2061	3,897,853
	3,141,000	3.55%, 09/15/2055(1)	2,975,362
	177,000	3.65%, 09/15/2059(1)	168,785
CAD	1,175,000	3.83%, 11/25/2020	883,547
	$671,000	4.35%, 06/15/2045	743,715
	1,160,000	4.50%, 05/15/2035	1,352,988
	920,000	4.50%, 03/09/2048	1,029,720
	100,000	Frontier Communications Corp. 0.00%, 10/08/2021	98,875
	4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,824,275
EUR	425,000	Lorca Finco plc 0.00%, 09/17/2027, 3 mo. EURIBOR + 4.250%	493,120
		Nokia Oyj
	$10,000	4.38%, 06/12/2027	10,750
	455,000	6.63%, 05/15/2039	571,025
	4,535,000	SoftBank Group Corp. 6.00%, 07/19/2023, 5 year USD ICE Swap + 4.226%(2)(5)(7)	4,183,537
	325,000	Sprint Corp. 7.13%, 06/15/2024	373,815
	3,115,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	3,629,629
		T-Mobile USA, Inc.
	4,400,000	2.05%, 02/15/2028(1)	4,466,000
	1,045,000	3.30%, 02/15/2051(1)	1,006,795
	4,605,000	3.50%, 04/15/2025(1)	5,045,284
	3,785,000	3.88%, 04/15/2030(1)	4,251,918
	1,330,000	4.50%, 04/15/2050(1)	1,546,571
	5,647,000	6.50%, 01/15/2026	5,884,174
		Telecom Italia Capital S.A.
	145,000	6.00%, 09/30/2034	168,708
	215,000	7.72%, 06/04/2038	291,254
	3,065,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	3,262,692
		Telefonica Emisiones S.A.
	525,000	4.67%, 03/06/2038	601,710
	215,000	4.90%, 03/06/2048	245,635
	1,120,000	5.21%, 03/08/2047	1,323,575
		Verizon Communications, Inc.
	877,000	2.99%, 10/30/2056(1)	888,299
	485,000	4.00%, 03/22/2050	584,385
	1,971,000	4.27%, 01/15/2036	2,409,250
	465,000	4.40%, 11/01/2034	574,381
	1,525,000	4.50%, 08/10/2033	1,895,169
	1,020,000	4.67%, 03/15/2055	1,360,473
	2,020,000	4.81%, 03/15/2039	2,623,190
	610,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	610,000
	1,935,000	Vodafone Group plc 6.15%, 02/27/2037	2,697,148

			66,973,607

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.7% - (continued)
		Transportation - 0.4%
		FedEx Corp.
	$835,000	3.30%, 03/15/2027	$925,860
	2,495,000	4.25%, 05/15/2030	2,996,136
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,445,000	2.70%, 11/01/2024(1)	2,597,545
	2,650,000	4.00%, 07/15/2025(1)	2,989,187
		Union Pacific Corp.
	2,495,000	2.97%, 09/16/2062(1)	2,417,992
	110,000	3.25%, 02/05/2050	119,206
	325,000	3.84%, 03/20/2060	367,331

			12,413,257

		Water - 0.1%
		American Water Capital Corp.
	885,000	2.80%, 05/01/2030	964,830
	1,140,000	4.15%, 06/01/2049	1,410,069

			2,374,899

		Total Corporate Bonds (cost $927,463,745)	$978,811,838

FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
		Argentina - 0.0%
		Argentine Republic Government International Bond
	1,914,641	0.13%, 07/09/2035	$626,088
	65,273	1.00%, 07/09/2029	26,762

			652,850

		Bermuda - 0.0%
	980,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	1,005,725

		Chile - 0.1%
	2,625,000	Chile Government International Bond 2.55%, 01/27/2032	2,733,281

		Dominican Republic - 0.2%
	4,445,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	4,512,119

		Egypt - 0.1%
		Egypt Government International Bond
	1,400,000	7.63%, 05/29/2032(1)	1,416,240
	725,000	8.50%, 01/31/2047(5)	719,866
	660,000	8.88%, 05/29/2050(1)	666,138

			2,802,244

		Ghana - 0.0%
	1,517,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	1,409,596

		Hungary - 0.0%
	580,000	Hungary Government International Bond 6.38%, 03/29/2021	593,659

		Indonesia - 0.0%
		Indonesia Government International Bond
EUR	290,000	2.15%, 07/18/2024(5)	355,903
	565,000	2.63%, 06/14/2023(5)	694,246

			1,050,149

		Italy - 0.0%
	170,000	Italy Certificati di Credito del Tesoro 0.00%, 11/27/2020(9)	198,047

		Macedonia - 0.1%
	2,715,000	North Macedonia Government International Bond 3.68%, 06/03/2026(1)	3,436,710

The accompanying notes are an integral part of these financial statements.

161

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.8% - (continued)
		Mexico - 0.2%
		Mexico Government International Bond
EUR	1,148,000	1.13%, 01/17/2030	$1,246,970
	$212,000	3.25%, 04/16/2030	219,055
	1,770,000	4.50%, 04/22/2029	2,007,180
	2,980,000	4.75%, 04/27/2032	3,409,120

			6,882,325

		Panama - 0.1%
		Panama Government International Bond
	1,365,000	2.25%, 09/29/2032	1,388,205
	235,000	3.16%, 01/23/2030	256,446

			1,644,651

		Peru - 0.0%
	575,000	Peruvian Government International Bond 2.39%, 01/23/2026	604,325

		Qatar - 0.2%
		Qatar Government International Bond
	2,380,000	3.40%, 04/16/2025(1)	2,610,570
	2,600,000	3.75%, 04/16/2030(1)	3,018,579

			5,629,149

		Romania - 0.3%
		Romanian Government International Bond
EUR	963,000	2.12%, 07/16/2031(5)	1,135,578
	666,000	3.62%, 05/26/2030(1)	889,213
	$2,088,000	4.00%, 02/14/2051(1)	2,127,179
EUR	3,473,000	4.63%, 04/03/2049(5)	5,005,477

			9,157,447

		Senegal - 0.1%
		Senegal Government International Bond
	1,615,000	4.75%, 03/13/2028(5)	1,858,715
	$2,000,000	6.25%, 05/23/2033(5)	2,034,000

			3,892,715

		South Korea - 0.0%
	200,000	Korea Development Bank 0.80%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(2)	200,169

		Supranational - 0.1%
MXN	47,065,000	Inter-American Development Bank 7.25%, 06/10/2021	2,239,235

		Tunisia - 0.1%
EUR	1,685,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	1,747,509

		United Arab Emirates - 0.2%
		Abu Dhabi Government International Bond
	$1,950,000	2.50%, 04/16/2025(1)	2,068,950
	2,225,000	3.88%, 04/16/2050(1)	2,641,297

			4,710,247

		Total Foreign Government Obligations (cost $52,802,518)	$55,102,152

MUNICIPAL BONDS - 1.9%
		Development - 0.3%
	7,480,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$8,231,889

		Education - 0.1%
		Chicago, IL, Board of Education, GO
	380,000	6.04%, 12/01/2029	396,975
	1,145,000	6.14%, 12/01/2039	1,174,804
	1,660,000	6.32%, 11/01/2029	1,711,078

			3,282,857

Shares or Principal Amount		Market Value†
Municipal Bonds - 1.9% - (continued)
	General - 0.8%
	County of Riverside, CA
$5,885,000	2.86%, 02/15/2026	$6,270,703
5,895,000	3.07%, 02/15/2028	6,327,222
5,580,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	5,638,255
5,345,000	Philadelphia, PA, Auth for Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	6,814,554

		25,050,734

	General Obligation - 0.2%
	California State, GO Taxable
235,000	7.30%, 10/01/2039	379,779
80,000	7.55%, 04/01/2039	137,432
205,000	State of Connecticut, GO 3.00%, 07/01/2021	208,360
	State of Illinois, GO
2,508,764	4.95%, 06/01/2023(8)	2,591,553
210,000	5.00%, 01/01/2023	219,786
520,000	5.56%, 02/01/2021	524,716
840,000	6.88%, 07/01/2025	948,041

		5,009,667

	Transportation - 0.4%
965,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	1,022,852
	Metropolitan Transportation Auth, NY, Rev
2,540,000	5.00%, 11/15/2050	2,743,835
7,005,000	5.18%, 11/15/2049	7,135,293

		10,901,980

	Utility - Electric - 0.1%
1,927,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	2,776,730

	Total Municipal Bonds (cost $52,599,788)	$55,253,857

SENIOR FLOATING RATE INTERESTS - 2.4%(10)
	Advertising - 0.0%
297,000	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$269,845
471,438	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	458,181

		728,026

	Aerospace/Defense - 0.0%
100,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	99,750
711,346	TransDigm, Inc. 2.40%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	668,174

		767,924

	Airlines - 0.0%
98,750	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	98,195
180,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	182,666
395,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	393,108
387,075	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	339,054

		1,013,023

	Auto Manufacturers - 0.0%
467,395	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	462,137

The accompanying notes are an integral part of these financial statements.

162

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Auto Parts & Equipment - 0.1%
	$470,928	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	$463,629
	189,403	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	185,319
EUR	613,887	Clarios Global L.P. 3.75%, 04/30/2026, 3 mo. EURIBOR + 3.750%	696,790
	$144,094	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%	142,653
	135,000	GT Polaris, Inc. 5.00%, 08/04/2027, 1 mo. USD LIBOR + 4.000%	132,806
	403,439	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	391,235

			2,012,432

		Beverages - 0.0%
EUR	490,000	Sunshine Investments B.V. 0.00%, 03/28/2025(11)	563,830

		Chemicals - 0.1%
	195,285	CeramTec AcquiCo GmbH 2.75%, 03/07/2025, 3 mo. EURIBOR + 2.750%	216,194
	$96,714	CMC Materials, Inc. 2.19%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	95,263
		Diamond (BC) B.V.
	580,415	3.15%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	554,296
EUR	698,205	3.25%, 09/06/2024, 3 mo. EURIBOR + 3.250%	779,215
	200,000	Froneri Lux FinCo S.a.r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	226,525
	$222,188	Hexion, Inc. 3.73%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	217,966
EUR	100,000	Nouryon Finance B.V. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	114,069
	216,223	Nouryon USA LLC 3.15%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	209,088
	500,000	Tronox Finance LLC 3.15%, 09/23/2024, 3 mo. USD LIBOR + 3.000%	489,020
		Univar Solutions USA, Inc.
	138,950	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	134,984
	351,676	2.40%, 07/01/2024, 3 mo. USD LIBOR + 2.500%	344,094

			3,380,714

		Commercial Services - 0.3%
		AlixPartners LLP
	605,462	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	586,541
EUR	98,500	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	113,021
	$375,947	Allied Universal Holdco LLC 4.40%, 07/10/2026, 1 mo. USD LIBOR + 4.250%	367,823
	384,443	APX Group, Inc. 7.25%, 12/31/2025, 1 mo. USD LIBOR + 4.000%	374,490
	208,550	Ascend Learning LLC 4.00%, 07/12/2024, 3 mo. USD LIBOR + 3.000%	203,641
	382,797	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	371,313
EUR	315,000	Boels Topholding B.V. 4.00%, 01/14/2027, 3 mo. EURIBOR + 4.000%	356,490
	$982,538	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	965,756

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Commercial Services - 0.3% - (continued)
	$21,350	Energizer Holdings, Inc. 2.44%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	$21,243
EUR	185,000	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 3 mo. EURIBOR + 3.250%	209,966
	$530,916	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	523,520
EUR	194,028	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	219,948
	$776,618	Quikrete Holdings, Inc. 2.65%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	760,503
	250,538	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	246,506
EUR	105,975	Techem Verwaltungsgesellschaft 675 mbH 2.63%, 07/15/2025, 3 mo. EURIBOR + 2.625%	121,283
	430,000	Verisure Holding AB 4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%	498,296
	$342,097	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	341,071
	1,072,899	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	1,032,665

			7,314,076

		Construction Materials - 0.1%
	77,571	Advanced Drainage Systems, Inc. 2.44%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	76,860
	416,083	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	405,748
	561,641	Cornerstone Building Brands, Inc. 3.90%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	549,880
	141,738	Hamilton Holdco LLC 2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	137,485

			1,169,973

		Distribution/Wholesale - 0.0%
	970,200	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	940,638

		Diversified Financial Services - 0.1%
	162,113	Aretec Group, Inc. 4.40%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	150,765

	782,964	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	733,418
	137,900	Minotaur Acquisition, Inc. 5.15%, 03/27/2026, 3 mo. USD LIBOR + 5.000%	131,005
	271,885	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	265,993

			1,281,181

		Electric - 0.0%
	271,147	Seadrill Operating L.P. 7.00%, 02/21/2021, 3 mo. USD LIBOR + 6.000%	26,814

		Engineering & Construction - 0.0%
	501,830	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	466,074

The accompanying notes are an integral part of these financial statements.

163

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Entertainment - 0.1%
		Crown Finance U.S., Inc.
EUR	31,368	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	$20,184
	$182,157	2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	101,294
	663,717	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	635,509
	296,616	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	285,810
	466,813	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	466,495
	589,449	Scientific Games International, Inc. 2.90%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	547,268
	198,197	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	193,985
	494,460	William Morris Endeavor Entertainment LLC 2.90%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	418,877
	107,800	Wyndham Hotels & Resorts, Inc. 1.90%, 05/30/2025, 3 mo. USD LIBOR + 1.750%	102,364

			2,771,786

		Food - 0.1%
	86,713	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	86,084
	97,750	CHG PPC Parent LLC 2.90%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	94,329
	179,550	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	172,564
	537,181	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	522,746
		U.S. Foods, Inc.
	403,356	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	385,104
	386,100	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	366,073

			1,626,900

		Food Service - 0.0%
	98,250	8th Avenue Food & Provisions, Inc. 3.65%, 10/01/2025, 3 mo. USD LIBOR + 3.500%	96,755
		Aramark Services, Inc.
	207,256	1.90%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	197,758
	298,500	1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	283,017

			577,530

		Gas - 0.0%
	108,350	Messer Industries USA, Inc. 2.72%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	105,390

		Hand/Machine Tools - 0.0%
	295,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(11)	290,416

		Healthcare - Products - 0.1%
	775,000	Avantor Funding, Inc. 0.00%, 10/29/2027(11)	767,250
	99,500	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	98,008
	197,438	Lifescan Global Corp. 6.23%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	184,505
	211,355	Parexel International Corp. 2.90%, 09/27/2024, 3 mo. USD LIBOR + 2.750%	202,449

			1,252,212

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Healthcare - Services - 0.1%
EUR	510,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	$586,547
	$137,900	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	137,038
	178,600	CDRH Parent, Inc. 5.25%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	131,271
	329,220	Dentalcorp Health Services ULC 4.75%, 06/06/2025, 3 mo. USD LIBOR + 3.750%(12)	316,601
	270,188	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	192,030
		EyeCare Partners LLC
	52,027	3.75%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(12)	49,188
	221,858	3.90%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	209,749
EUR	332,350	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	382,373
	$331,181	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	328,432
		MED ParentCo L.P.
	56,908	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(12)	54,015
	226,937	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	215,401
	211,532	Syneos Health, Inc. 1.90%, 08/01/2024, 3 mo. USD LIBOR + 2.000%	206,707

			2,809,352

		Household Products - 0.0%
	216,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	54,000
	171,827	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	168,337
	275,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(11)	272,080

			494,417

		Insurance - 0.1%
	432,825	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	416,360
		Asurion LLC
	596,176	3.15%, 08/04/2022, 1 mo. USD LIBOR + 2.750%	586,167
	494,756	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	485,172
	441,515	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	441,515
		Hub International Ltd.
	474,825	3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	455,970
	133,988	5.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%	133,134
	100,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	99,125
		Sedgwick Claims Management Services, Inc.
	348,788	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	334,205
	557,938	4.15%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	541,289
	99,750	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	98,420

The accompanying notes are an integral part of these financial statements.

164

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Insurance - 0.1% - (continued)
	$416,608	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	$400,897

			3,992,254

		Internet - 0.0%
	156,400	Rodan & Fields LLC 4.15%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	113,390
	239,516	Shutterfly LLC 7.00%, 09/25/2026, 1 mo. USD LIBOR + 6.000%	220,867

			334,257

		IT Services - 0.0%
	99,750	Surf Holdings LLC 3.75%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	96,483
	758,071	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	732,107

			828,590

		Leisure Time - 0.1%
	560,000	Caesars Resort Collection LLC 4.65%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	541,626
	224,438	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	225,784
	714,100	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	688,214

			1,455,624

		Lodging - 0.0%
	587,155	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	569,722
	537,180	Caesars Resort Collection LLC 2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	502,413

			1,072,135

		Machinery - Construction & Mining - 0.0%
		Pro Mach Group, Inc.
XXX	153,838	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%	147,684
	50,777	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(12)	51,285

			198,969

		Machinery - Diversified - 0.0%
	$222,799	Gates Global LLC 3.75%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	218,159
EUR	100,000	Vertical Midco GmbH 4.25%, 07/30/2027, 3 mo. EURIBOR + 4.250%	115,894
	$575,000	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	566,018

			900,071

		Media - 0.3%
EUR	220,000	Adevinta ASA 0.00%, 10/23/2027(11)	255,698
	$290,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(11)	287,100
	179,450	Altice Financing S.A. 2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	170,626
	621,092	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	474,049
EUR	300,000	Banijay Entertainment S.A.S 0.00%, 03/04/2025(11)	343,134
	$310,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	299,925
	903,995	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	879,985

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Media - 0.3% - (continued)
	$572,362	CSC Holdings LLC 2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	$553,331
	323,367	E.W. Scripps Co. 2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	311,849
	583,538	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	573,080
	573,688	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	557,768
	264,688	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	245,498
	807,511	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	798,136
	93,152	NASCAR Holdings, Inc. 2.90%, 10/19/2026, 3 mo. USD LIBOR + 2.750%	90,525
	480,313	Nexstar Broadcasting, Inc. 2.90%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	467,344
	99,500	Nielsen Finance LLC 4.75%, 06/04/2025, 1 mo. USD LIBOR + 3.750%	99,102
EUR	219,149	Nielsen Holding & Finance B.V. 3.75%, 06/04/2025, 3 mo. EURIBOR + 3.750%	254,912
	$309,375	Sinclair Television Group, Inc. 2.65%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	299,320
	980,000	UPC Broadband Holding B.V. 0.00%, 01/31/2029(11)	954,274
		Virgin Media Bristol LLC
	290,000	0.00%, 01/31/2029(11)	284,148
EUR	400,000	0.00%, 01/31/2029(11)	459,259
	$563,584	Web.com Group, Inc. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	541,571

			9,200,634

		Metal Fabricate/Hardware - 0.0%
	290,984	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	284,582
	212,018	RBS Global, Inc. 1.90%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	209,784

			494,366

		Miscellaneous Manufacturing - 0.0%
	93,297	H.B. Fuller Co. 2.15%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	91,548
	298,500	Ingersoll-Rand Services Co. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	288,052
	122,500	LTI Holdings, Inc. 3.65%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	113,838
	497,481	Momentive Performance Materials USA LLC 3.40%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	470,433
	99,000	Tamko Building Products LLC 3.40%, 06/01/2026, 3 mo. USD LIBOR + 3.250%	96,525

			1,060,396

		Oil & Gas - 0.0%
	646,774	Fieldwood Energy LLC 7.50%, 04/11/2022, 3 mo. USD LIBOR + 4.250%	135,823
	326,061	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(13)	24,454
	7,602	Seadrill Operating L.P. 0.00%, 02/21/2021, 1 mo. USD LIBOR + 1.000%	7,678

			167,955

The accompanying notes are an integral part of these financial statements.

165

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Oil & Gas Services - 0.0%
	$770,250	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	$762,547

		Packaging & Containers - 0.1%
		Berry Global, Inc.
	366,827	2.15%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	362,535
	276,500	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	267,312
		Flex Acquisition Co., Inc.
	97,746	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	93,867
	540,928	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	526,631
	139,563	Proampac PG Borrower LLC 4.50%, 11/20/2023, 3 mo. USD LIBOR + 3.500%	136,946
	236,759	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	232,057

			1,619,348

		Pharmaceuticals - 0.1%
	223,385	Bausch Health Americas, Inc. 3.15%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	217,894
	650,733	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	634,386
	791,053	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	773,088
	535,126	Endo International plc 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	507,031
EUR	109,175	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	125,301
	$265,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	260,143
		Pathway Vet Alliance LLC
	22,549	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(12)	22,014
	276,064	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	269,507
	719,563	Sunshine Luxembourg S.a.r.l. 5.25%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	711,582

			3,520,946

		Pipelines - 0.1%
		BCP Raptor LLC
	113,563	4.90%, 11/03/2025, 3 mo. USD LIBOR + 4.750%	79,721
	208,013	5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%	170,570
	239,441	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	219,388
	128,375	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	116,260
	97,250	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	90,807
	344,865	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	321,673

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
	Pipelines - 0.1% - (continued)
$103,698	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	$95,365

		1,093,784

	Real Estate - 0.0%
700,682	VICI Properties LLC 1.90%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	671,779

	Retail - 0.2%
577,150	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	574,807
323,342	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	312,581
99,500	Buzz Merger Sub Ltd. 2.90%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	96,515
361,319	Coty, Inc. 2.39%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	315,478
636,697	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	626,421
430,000	Les Schwab Tire Centers 0.00%, 10/28/2027(11)	425,700
548,625	Michaels Stores, Inc. 0.00%, 10/01/2027, 1 mo. USD LIBOR + 3.500%(11)	536,555
779,631	PetSmart, Inc. 0.00%, 03/11/2022, 1 mo. USD LIBOR +3.500%(11)	770,323
193,050	SRS Distribution, Inc. 4.40%, 05/23/2025, 1 mo. USD LIBOR + 4.250%	190,637
354,974	Staples, Inc. 5.25%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	324,890

		4,173,907

	Semiconductors - 0.0%
167,822	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	165,795

	Software - 0.2%
128,204	By Crown Parent LLC 4.00%, 01/31/2026, 1 mo. USD LIBOR + 3.000%	125,479
342,346	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	338,282
323,375	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	316,351
697,000	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	685,527
255,670	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	254,456
446,707	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	420,897
482,287	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	474,710
100,000	Navicure, Inc. 4.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	98,500
245,000	Quest Software U.S. Holdings, Inc. 4.46%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	235,661
676,613	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	656,893
	Ultimate Software Group, Inc.
327,695	3.90%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	321,597
250,000	4.75%, 05/04/2026, 1 mo. USD LIBOR + 4.000%	248,283
893,250	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	886,711

		5,063,347

The accompanying notes are an integral part of these financial statements.

166

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(10) - (continued)
		Telecommunications - 0.1%
	$525,648	Altice France S.A. 3.84%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	$507,450
	163,763	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	157,361
	190,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	189,763
	195,650	Level 3 Financing, Inc. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	188,509
	530,424	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	516,665
	595,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	574,068
	461,554	Univision Communications, Inc. 3.75%, 03/15/2024, 3 mo. USD LIBOR + 2.750%	445,759
	156,800	Zacapa S.a.r.l. 4.77%, 07/02/2025, 3 mo. USD LIBOR + 4.500%	155,232
		Zayo Group Holdings, Inc.
	318,400	3.15%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	306,326
EUR	99,500	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	112,914

			3,154,047

		Transportation - 0.0%
	100,000	Boluda Corp. Maritima S.L. 3.50%, 07/30/2026, 3 mo. EURIBOR + 3.500%	112,368

		Total Senior Floating Rate Interests (cost $73,004,040)	$70,097,964

U.S. GOVERNMENT AGENCIES - 39.8%
		Mortgage-Backed Agencies - 39.8%
		FHLMC - 4.1%
	$76,572	0.00%, 11/15/2036(14)	$73,615
	7,187,385	0.29%, 01/25/2027(3)(4)	116,213
	10,119,792	0.48%, 01/25/2034(3)(4)	498,411
	22,411,872	0.61%, 03/25/2027(3)(4)	771,836
	5,792,542	0.64%, 10/25/2026(3)(4)	191,782
	12,304,509	0.75%, 06/25/2027(3)(4)	538,727
	17,090,924	1.12%, 06/25/2030(3)(4)	1,572,850
	11,863,869	1.13%, 01/25/2030(3)(4)	1,040,896
	12,417,918	1.43%, 05/25/2030(3)(4)	1,447,082
	7,775,099	1.57%, 05/25/2030(3)(4)	985,541
	1,426,493	1.75%, 10/15/2042	1,456,800
	1,634,767	2.00%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	1,601,374
	792,604	2.45%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	775,024
	3,967,081	2.50%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(2)	3,897,152
	735,228	2.50%, 12/15/2026(4)	25,628
	776,754	2.50%, 03/15/2028(4)	43,044
	607,055	2.50%, 05/15/2028(4)	38,347
	3,428,916	2.50%, 12/15/2042	3,571,119
	629,813	2.60%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(2)	619,791
	1,089,223	2.75%, 12/15/2041	1,171,303
	1,186,911	3.00%, 03/15/2028(4)	74,105
	784,733	3.00%, 08/01/2029	843,321
	688,710	3.00%, 05/15/2032(4)	35,313
	8,580,146	3.00%, 10/01/2032	8,990,436
	549,648	3.00%, 03/15/2033(4)	53,266
	3,887,783	3.00%, 04/01/2033	4,074,098

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	Mortgage-Backed Agencies - 39.8% - (continued)
	FHLMC - 4.1% - (continued)
$3,156,829	3.00%, 11/01/2036	$3,308,837
3,341,673	3.00%, 01/01/2037	3,500,217
302,000	3.00%, 04/15/2042	329,015
4,050,000	3.00%, 08/15/2043	4,306,113
6,530,501	3.00%, 11/01/2046	7,078,156
16,235,110	3.00%, 12/01/2046	17,111,555
995,000	3.12%, 10/25/2031(3)	1,135,053
803,716	3.25%, 11/15/2041	874,027
598,302	3.50%, 06/15/2026(4)	17,456
285,474	3.50%, 09/15/2026(4)	18,135
443,928	3.50%, 03/15/2027(4)	25,753
1,611,526	3.50%, 08/01/2034	1,731,417
2,406,409	3.50%, 03/15/2041(4)	147,230
2,854,115	3.50%, 01/15/2043(4)	434,633
648,810	3.50%, 06/01/2046	692,767
3,525,154	3.50%, 10/01/2047	3,742,704
4,714,194	3.50%, 01/01/2048	4,989,921
2,405,741	3.50%, 03/01/2048	2,629,947
349,632	3.50%, 04/01/2048	369,916
1,127,205	3.50%, 05/01/2048	1,197,113
2,882,583	3.50%, 12/01/2048	3,052,677
1,249,263	4.00%, 08/01/2025	1,325,095
326,035	4.00%, 08/15/2026(4)	18,650
1,347,068	4.00%, 07/15/2027(4)	82,112
1,886,518	4.00%, 03/15/2028(4)	126,949
451,927	4.00%, 06/15/2028(4)	32,095
1,142,530	4.00%, 07/15/2030(4)	109,318
3,624,979	4.00%, 05/25/2040(4)	444,102
881,616	4.00%, 11/15/2040	1,003,725
1,618,064	4.00%, 05/01/2042	1,782,416
448,602	4.00%, 08/01/2042	495,049
687,202	4.00%, 09/01/2042	758,360
286,695	4.00%, 07/01/2044	312,459
804,600	4.00%, 02/01/2046	878,398
2,406,284	4.00%, 11/01/2047	2,586,167
350,061	4.00%, 09/01/2048	374,170
345,347	4.50%, 02/01/2039	387,375
2,842,132	4.50%, 05/01/2042	3,195,263
688,370	4.50%, 07/01/2042	773,989
510,261	4.50%, 09/01/2044	564,839
1,300,359	4.75%, 07/15/2039	1,476,010
60,958	5.00%, 03/01/2024	66,778
99,533	5.00%, 02/01/2028	110,043
87,858	5.00%, 04/01/2028	97,168
79,920	5.00%, 10/01/2028	87,598
230,219	5.00%, 09/01/2029	259,245
409,450	5.00%, 01/01/2030	461,347
245,697	5.00%, 09/01/2031	271,732
211,719	5.00%, 11/01/2031	232,188
42,683	5.00%, 09/01/2033	48,964
807,403	5.00%, 09/15/2033(4)	140,720
7,093	5.00%, 07/01/2035	8,179
149,023	5.00%, 04/01/2038	171,691
284,831	5.00%, 05/01/2039	328,338
412,552	5.00%, 08/01/2039	475,721
261,554	5.00%, 09/01/2039	301,586
366,928	5.00%, 01/01/2040	421,662
130,654	5.00%, 08/01/2040	150,923
7,451	5.00%, 02/01/2041	8,606
163,625	5.00%, 07/01/2041	188,627
267,371	5.00%, 04/01/2044	308,104
956,896	5.00%, 03/01/2047	1,066,109
552,061	5.00%, 04/01/2047	613,851
265,698	5.00%, 06/01/2047	293,884

The accompanying notes are an integral part of these financial statements.

167

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	Mortgage-Backed Agencies - 39.8% - (continued)
	FHLMC - 4.1% - (continued)
$60,921	5.00%, 11/01/2047	$69,440
1,187,336	5.00%, 02/15/2048(4)	213,010
655,169	5.00%, 09/01/2048	721,455
331,803	5.00%, 10/01/2048	365,020
694,621	5.00%, 03/01/2049	762,500
36,246	5.50%, 08/15/2033	42,073
584,251	5.50%, 04/15/2036(4)	109,983
6,354	5.50%, 11/01/2037	7,396
755	5.50%, 02/01/2038	877
256,447	5.50%, 04/01/2038	297,666
28,310	5.50%, 06/01/2038	32,807
1,574,410	5.50%, 08/01/2038	1,833,724
80,048	5.50%, 05/01/2040	92,919
325,833	5.50%, 08/01/2040	377,461
327,756	5.50%, 06/01/2041	380,459
2,399,074	5.50%, 10/15/2046(4)	509,132
1,220,695	5.50%, 12/15/2046(4)	200,629
47,354	6.00%, 01/01/2023	48,951
22,145	6.00%, 11/01/2032	24,745
88,653	6.00%, 11/01/2033	105,010
67,121	6.00%, 02/01/2034	79,511
95,488	6.00%, 07/01/2034	112,989
29,957	6.00%, 08/01/2034	35,450
44,688	6.00%, 09/01/2034	52,379
22,751	6.00%, 01/01/2035	25,526
26,846	6.00%, 03/01/2035	31,786
20,670	6.00%, 05/01/2038	23,063
114,229	6.00%, 06/01/2038	130,801
431,667	6.00%, 05/15/2039	501,571
437,361	6.50%, 07/15/2036	503,653

		121,731,307

	FNMA - 5.7%
72,011	0.00%, 03/25/2036(14)	65,482
662,769	0.00%, 06/25/2036(14)	620,726
100,000	0.00%, 09/25/2041(14)	78,885
9,058,188	0.35%, 01/25/2030(3)(4)	199,777
14,191,384	1.57%, 05/25/2029(3)(4)	1,361,930
1,753,790	1.75%, 12/25/2042	1,794,556
1,386,765	2.00%, 09/25/2039	1,436,950
624,357	2.00%, 08/25/2043	627,872
1,680,181	2.38%, 05/25/2046(3)(4)	93,569
425,579	2.50%, 06/25/2028(4)	24,313
295,828	2.50%, 01/01/2043	310,663
1,702,403	2.50%, 02/01/2043	1,801,823
1,531,426	2.50%, 03/01/2043	1,618,304
420,000	2.50%, 03/25/2043	443,764
786,341	2.50%, 04/01/2043	832,271
344,714	2.50%, 06/01/2043	364,467
604,990	2.50%, 08/01/2043	640,329
1,496,446	2.54%, 06/25/2055(3)(4)	88,754
214,775	2.55%, 07/25/2044	221,457
1,831,673	2.61%, 04/25/2055(3)(4)	104,086
1,658,992	2.95%, 08/25/2044(3)(4)	102,858
1,261,869	3.00%, 02/25/2027(4)	58,786
439,372	3.00%, 09/25/2027(4)	28,291
263,037	3.00%, 12/25/2027(4)	18,334
2,230,491	3.00%, 01/25/2028(4)	136,472
578,481	3.00%, 01/01/2030	606,236
7,525,122	3.00%, 04/25/2033(4)	518,330
1,766,349	3.00%, 08/01/2033	1,849,394
3,536,991	3.00%, 03/01/2037	3,713,075
153,194	3.00%, 10/01/2037	160,013
1,093,302	3.00%, 05/25/2047	1,131,864
4,348,967	3.00%, 09/25/2047	4,659,045

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	FNMA - 5.7% - (continued)
$3,217,761	3.00%, 06/25/2048	$3,392,803
3,885,805	3.00%, 08/25/2048	4,078,418
3,625,505	3.00%, 09/01/2048	3,807,170
3,470,456	3.00%, 10/25/2048	3,734,203
3,126,643	3.00%, 08/25/2049	3,363,090
600,000	3.00%, 09/25/2057	646,984
243,846	3.24%, 12/01/2026	272,154
625,927	3.30%, 12/01/2026	699,506
333,941	3.38%, 12/01/2029	382,174
526,270	3.41%, 11/01/2024	574,463
1,218,375	3.50%, 05/25/2027(4)	84,182
851,629	3.50%, 10/25/2027(4)	63,383
751,408	3.50%, 05/25/2030(4)	64,438
298,048	3.50%, 08/25/2030(4)	24,311
625,827	3.50%, 02/25/2031(4)	39,676
4,732,819	3.50%, 08/25/2033(4)	516,724
639,302	3.50%, 09/25/2035(4)	70,653
5,334,459	3.50%, 11/25/2039(4)	565,743
168,805	3.50%, 09/01/2043	182,533
1,338,242	3.50%, 10/01/2044	1,478,131
1,342,666	3.50%, 02/01/2045	1,441,247
1,963,735	3.50%, 01/01/2046	2,106,671
245,011	3.50%, 02/01/2046	261,577
1,429,239	3.50%, 03/01/2046	1,534,437
2,546,560	3.50%, 09/01/2046	2,714,378
1,225,483	3.50%, 10/01/2046	1,303,214
680,030	3.50%, 10/25/2046(4)	108,266
1,040,625	3.50%, 11/01/2046	1,149,309
6,277,697	3.50%, 12/01/2046	6,809,904
2,610,266	3.50%, 05/01/2047	2,793,190
5,036,358	3.50%, 09/01/2047	5,351,662
3,682,394	3.50%, 11/25/2047	4,009,046
3,511,149	3.50%, 12/01/2047	3,741,867
3,508,819	3.50%, 01/01/2048	3,719,008
881,459	3.50%, 02/01/2048	951,868
1,140,407	3.50%, 02/25/2048	1,196,201
500,000	3.50%, 05/25/2048	568,049
3,948,505	3.50%, 07/01/2048	4,213,496
961,039	3.50%, 11/01/2048	1,017,591
8,482,290	3.50%, 09/01/2057	9,378,838
3,591,795	3.50%, 05/01/2058	3,971,430
4,877,616	3.50%, 12/25/2058	5,370,895
200,000	3.55%, 02/01/2030	230,871
329,263	4.00%, 06/01/2025	349,033
1,608,303	4.00%, 05/25/2027(4)	101,135
1,454,647	4.00%, 01/25/2038(4)	186,009
2,057,007	4.00%, 10/01/2040	2,267,913
884,334	4.00%, 11/01/2040	974,408
936,711	4.00%, 12/01/2040	1,026,496
310,201	4.00%, 02/01/2041	341,121
881,288	4.00%, 03/01/2041	970,251
2,440,177	4.00%, 06/01/2041	2,662,121
331,261	4.00%, 03/25/2042(4)	33,085
301,007	4.00%, 08/01/2042	332,098
702,089	4.00%, 09/01/2042	774,602
177,105	4.00%, 11/25/2042(4)	25,518
308,490	4.00%, 11/25/2043	343,960
111,177	4.00%, 06/01/2044	122,072
13,945	4.00%, 08/01/2044	15,368
126,618	4.00%, 10/01/2044	139,356
235,025	4.00%, 11/01/2044	258,753
128,933	4.00%, 03/01/2045	140,362
219,577	4.00%, 05/01/2045	240,864
987,210	4.00%, 07/01/2045	1,096,875
834,994	4.00%, 05/01/2046	908,184

The accompanying notes are an integral part of these financial statements.

168

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	FNMA - 5.7% - (continued)
$896,482	4.00%, 06/01/2046	$973,318
1,086,198	4.00%, 04/01/2047	1,206,288
2,907,406	4.00%, 10/01/2047	3,124,384
3,052,845	4.00%, 11/01/2047	3,283,019
2,988,325	4.00%, 05/01/2048	3,194,675
2,761,653	4.00%, 09/01/2048	2,949,489
4,776,129	4.00%, 01/01/2049	5,094,801
471,938	4.06%, 03/01/2030	555,673
187,957	4.50%, 08/01/2024	199,286
12,332	4.50%, 04/01/2025	12,974
294,522	4.50%, 07/25/2027(4)	18,451
567,439	4.50%, 09/01/2035	626,664
139,772	4.50%, 08/01/2040	156,313
1,632,533	4.50%, 10/01/2040	1,834,171
69,932	4.50%, 08/01/2041	78,698
20,133	4.50%, 09/01/2041	22,644
756,790	4.50%, 10/01/2041	851,006
2,851,225	4.50%, 08/25/2043(4)	444,290
636,652	4.50%, 09/01/2043	715,039
465,986	4.50%, 09/25/2048(4)	72,381
2,189,586	4.50%, 04/01/2049	2,366,260
4,545,587	4.50%, 01/01/2051	5,084,844
40,862	5.00%, 01/01/2022	43,104
18,263	5.00%, 11/01/2023	20,006
179,500	5.00%, 04/25/2038	198,630
2,688,599	5.00%, 12/25/2043(4)	392,996
1,883,286	5.00%, 02/01/2049	2,068,380
821,629	5.00%, 03/01/2049	902,382
52,398	5.00%, 04/01/2049	57,557
136,062	5.48%, 05/25/2042(3)(4)	12,152
58,859	5.50%, 06/01/2022	60,207
106,836	5.50%, 06/01/2033	125,490
436,662	5.50%, 07/01/2033	512,983
25,263	5.50%, 08/01/2033	29,576
1,515,362	5.50%, 11/01/2035	1,783,906
358,636	5.50%, 04/01/2036	420,059
313,341	5.50%, 04/25/2037	365,729
534,048	5.50%, 11/01/2037	611,509
2,903,748	5.50%, 11/25/2040(4)	468,224
815,041	5.50%, 06/25/2042(4)	175,237
1,280,457	5.50%, 09/25/2044(4)	273,266
1,101,990	5.50%, 07/25/2045(4)	202,719
8,591	6.00%, 11/01/2031	9,582
130,001	6.00%, 12/01/2032	149,933
146,247	6.00%, 03/01/2033	171,485
292,375	6.00%, 02/01/2037	345,078
210,695	6.00%, 12/01/2037	246,301
127,614	6.00%, 03/01/2038	149,779
96,292	6.00%, 10/01/2038	112,247
2,229,925	6.00%, 01/25/2042(4)	304,453
1,475,105	6.00%, 09/25/2047(4)	329,303
1,962	7.50%, 12/01/2029	2,063
9,899	7.50%, 03/01/2030	11,674
10,961	7.50%, 09/01/2031	11,271

		170,437,963

	GNMA - 9.5%
1,188,019	1.75%, 09/20/2043	1,212,321
370,401	2.00%, 10/20/2040	374,484
1,114,357	2.00%, 01/20/2042	1,145,371
548,176	2.14%, 04/20/2040	547,619
1,027,981	2.50%, 12/16/2039	1,076,322
1,773,192	2.50%, 07/20/2041	1,858,425
19,200,000	2.50%, 11/19/2050(15)	20,110,500
31,700,000	2.50%, 12/21/2050(15)	33,126,500
600,027	3.00%, 09/20/2028(4)	41,853

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	GNMA - 9.5% - (continued)
$8,896,260	3.00%, 05/20/2035(4)	$626,803
294,283	3.00%, 09/16/2042	326,775
286,660	3.00%, 09/20/2042	318,366
129,624	3.00%, 11/15/2042	139,387
480,627	3.00%, 02/16/2043(4)	62,739
138,270	3.00%, 06/15/2043	143,940
81,882	3.00%, 07/15/2043	84,972
108,996	3.00%, 10/15/2044	113,211
164,301	3.00%, 02/15/2045	170,538
70,848	3.00%, 03/15/2045	73,598
374,462	3.00%, 04/15/2045	388,949
619,654	3.00%, 04/20/2045	663,557
83,590	3.00%, 06/15/2045	86,818
3,449,190	3.00%, 07/15/2045	3,581,686
34,097	3.00%, 08/15/2045	35,384
90,729	3.00%, 11/20/2045	95,604
169,000	3.00%, 02/20/2046	184,494
1,094,386	3.00%, 10/20/2047	1,141,915
28,573,067	3.00%, 07/20/2050	30,053,573
16,380,000	3.00%, 11/19/2050(15)	17,096,736
16,200,000	3.00%, 12/21/2050(15)	16,906,329
262,394	3.50%, 02/16/2027(4)	17,895
634,674	3.50%, 03/20/2027(4)	48,017
684,926	3.50%, 07/20/2040(4)	39,896
412,088	3.50%, 12/20/2040	448,790
893,321	3.50%, 02/20/2041(4)	44,729
1,607,060	3.50%, 04/20/2042(4)	118,541
358,521	3.50%, 05/15/2042	395,096
2,693,346	3.50%, 10/20/2042(4)	380,085
900,576	3.50%, 12/15/2042	989,227
918,942	3.50%, 03/15/2043	1,009,384
740,142	3.50%, 04/15/2043	801,613
2,438,854	3.50%, 05/15/2043	2,638,355
292,709	3.50%, 05/20/2043(4)	39,281
1,293,318	3.50%, 07/20/2043(4)	145,975
5,553,981	3.50%, 02/20/2047	5,936,370
847,342	3.50%, 07/20/2047	907,652
6,664,826	3.50%, 08/20/2047	7,111,917
246,759	3.50%, 09/20/2047	263,660
303,197	3.50%, 10/20/2047	323,813
1,427,388	3.50%, 11/20/2047	1,521,218
1,302,621	3.50%, 03/20/2048	1,383,060
6,048,488	3.50%, 07/20/2049	6,383,845
30,177,000	3.50%, 11/19/2050(15)	31,809,033
2,895,042	3.88%, 08/15/2042	3,177,669
699,361	4.00%, 04/16/2026(4)	45,065
168,255	4.00%, 12/16/2026(4)	10,959
2,415,384	4.00%, 05/20/2029(4)	164,628
1,510,547	4.00%, 09/20/2040	1,673,512
174,738	4.00%, 10/20/2040	193,344
503,646	4.00%, 12/20/2040	570,176
107,244	4.00%, 02/15/2041	120,413
222,769	4.00%, 05/16/2042(4)	28,984
513,528	4.00%, 03/20/2043(4)	86,167
196,729	4.00%, 01/20/2044(4)	34,436
3,234,832	4.00%, 08/20/2045	3,509,022
1,944,386	4.00%, 03/20/2047(4)	245,078
919,767	4.00%, 11/20/2047	1,018,602
3,392,508	4.00%, 03/20/2048	3,704,656
5,587,709	4.00%, 07/20/2048	5,987,177
30,470,000	4.00%, 11/19/2050(15)	32,413,653
24,476	4.50%, 07/15/2033	27,072
66,136	4.50%, 05/15/2040	74,318
504,367	4.50%, 09/16/2040	546,557
350,649	4.50%, 06/15/2041	390,534

The accompanying notes are an integral part of these financial statements.

169

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	GNMA - 9.5% - (continued)
$35,543	4.50%, 09/20/2041	$39,576
19,874	4.50%, 05/20/2044	22,137
1,014,624	4.50%, 06/20/2044	1,130,387
876,335	4.50%, 10/20/2044	976,036
762,554	4.50%, 04/20/2045(4)	134,348
1,451,814	4.50%, 05/20/2045	256,195
4,779,590	4.50%, 08/20/2045	817,972
784,232	4.50%, 01/20/2046	872,894
2,661,903	4.50%, 12/16/2046(4)	412,168
3,459,045	4.50%, 01/20/2047(4)	360,161
3,288,014	4.50%, 05/20/2048(4)	465,204
4,744,167	4.50%, 08/20/2049	5,147,465
8,380,719	4.50%, 09/20/2049	8,985,927
105,858	5.00%, 05/20/2034	120,556
34,671	5.00%, 07/15/2039	39,970
2,244,761	5.00%, 02/16/2040(4)	409,174
320,267	5.00%, 05/20/2040(4)	72,931
563,290	5.00%, 06/15/2041	647,028
778,038	5.00%, 10/16/2041(4)	135,125
874,217	5.00%, 03/15/2044	1,004,593
1,281,881	5.00%, 06/20/2046(4)	164,826
513,376	5.00%, 01/16/2047(4)	94,778
337,060	5.00%, 09/16/2047(4)	58,739
389,180	5.00%, 06/20/2048(4)	62,942
5,200,000	5.00%, 11/19/2050(15)	5,691,562
366,674	5.50%, 05/15/2033	427,849
26,503	5.50%, 06/15/2035	31,060
43,511	5.50%, 04/15/2038	48,369
289,163	5.50%, 05/20/2038	332,270
1,535,452	5.50%, 03/20/2039(4)	255,179
1,473,718	5.50%, 02/16/2047(4)	261,476
732,801	5.50%, 02/20/2047(4)	142,310
340,155	5.50%, 05/20/2047(4)	62,280
1,000,000	5.50%, 11/19/2050(15)	1,102,969
1,314,776	5.85%, 07/20/2039(3)(4)	213,666
60,258	6.00%, 02/15/2029	66,977
83,602	6.00%, 11/15/2032	100,076
101,931	6.00%, 02/15/2033	113,707
16,732	6.00%, 07/15/2033	18,673
35,119	6.00%, 10/15/2034	39,181
185,231	6.00%, 03/15/2036	212,262
2,416	6.00%, 05/15/2036	2,831
82,595	6.00%, 10/15/2036	99,633
22,131	6.00%, 01/15/2037	24,809
91,996	6.00%, 02/15/2037	111,060
147,925	6.00%, 06/15/2037	175,577
68,736	6.00%, 11/15/2037	78,318
45,551	6.00%, 06/15/2038	51,477
94,177	6.00%, 08/15/2038	112,861
194,588	6.00%, 10/15/2038	224,882
107,222	6.00%, 11/15/2038	124,209
48,855	6.00%, 12/15/2038	55,948
69,879	6.00%, 01/15/2039	79,391
2,627	6.00%, 03/15/2039	2,929
148,973	6.00%, 04/15/2039	166,214
212,835	6.00%, 08/15/2039	237,423
5,702	6.00%, 09/15/2039	6,351
30,557	6.00%, 11/15/2039	35,379
11,152	6.00%, 06/15/2040	12,424
112,748	6.00%, 09/15/2040	132,294
1,613,297	6.00%, 09/20/2040(4)	297,320
119,643	6.00%, 12/15/2040	139,750
347,251	6.00%, 06/15/2041	418,875
1,415,829	6.00%, 02/20/2046(4)	287,704
12,043	6.50%, 09/15/2028	13,424

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 39.8% - (continued)
	GNMA - 9.5% - (continued)
$1,824	6.50%, 10/15/2028	$2,012
4,083	6.50%, 12/15/2028	4,572
31,063	6.50%, 05/15/2029	36,129
32,293	6.50%, 08/15/2031	35,626
3,115	6.50%, 09/15/2031	3,438
33,943	6.50%, 10/15/2031	38,220
109,844	6.50%, 11/15/2031	124,789
23,506	6.50%, 01/15/2032	26,745
12,717	6.50%, 03/15/2032	14,456
5,721	6.50%, 04/15/2032	6,386

		283,302,697

	UMBS - 20.5%
69,575,000	1.50%, 11/17/2035(15)	71,035,803
48,180,000	2.00%, 11/17/2035(15)	49,974,517
121,623,000	2.00%, 11/15/2050(15)	125,447,473
121,400,000	2.00%, 12/14/2050(15)	124,947,156
7,455,000	2.50%, 11/17/2035(15)	7,747,521
11,775,000	2.50%, 11/12/2050(15)	12,270,378
6,405,000	3.00%, 11/17/2035(15)	6,705,860
60,046,000	3.00%, 11/12/2050(15)	62,757,860
36,700,000	3.00%, 12/14/2050(15)	38,362,505
37,780,000	3.50%, 11/12/2050(15)	39,895,532
16,975,000	4.00%, 11/12/2050(15)	18,132,085
26,265,000	4.50%, 11/12/2050(15)	28,403,648
26,100,000	4.50%, 12/14/2050(15)	28,229,291

		613,909,629

	Total U.S. Government Agencies (cost $1,178,297,311)	$1,189,381,596

U.S. GOVERNMENT SECURITIES - 20.5%
	Other Direct Federal Obligations - 0.0%
700,000	Tennessee Valley Authority 4.25%, 09/15/2065	1,025,402

	U.S. Treasury Securities - 20.5%
	U.S. Treasury Bonds - 10.5%
3,678,146	1.00%, 02/15/2048(16)	4,953,093
9,640,000	1.25%, 05/15/2050	8,757,337
18,435,000	1.38%, 08/15/2050	17,300,095
5,455,000	2.25%, 08/15/2049	6,258,547
18,100,000	2.50%, 02/15/2046(17)(18)	21,689,598
23,034,000	2.88%, 11/15/2046(19)	29,538,406
6,035,000	3.00%, 05/15/2045	7,865,538
17,840,000	3.00%, 02/15/2048	23,484,687
985,000	3.13%, 02/15/2043(17)	1,298,661
55,100,000	3.13%, 08/15/2044(17)	72,979,520
22,900,000	3.13%, 05/15/2048	30,835,387
63,465,000	3.38%, 05/15/2044(17)	87,157,773

		312,118,642

	U.S. Treasury Notes - 10.0%
5,909,580	0.13%, 07/15/2030(16)	6,486,687
30,165,000	0.25%, 10/31/2025	29,972,934
11,893,964	0.38%, 01/15/2027(16)	12,984,399
14,519,797	0.63%, 01/15/2026(16)	15,885,282
30,559,000	0.63%, 05/15/2030	29,962,145
14,675,000	0.63%, 08/15/2030	14,353,984
12,896,628	0.88%, 01/15/2029(16)	14,862,356
2,804,079	1.00%, 02/15/2049(16)	3,815,994
25,270,000	1.63%, 02/15/2026	26,853,323
7,510,000	2.38%, 08/15/2024(17)	8,105,813
25,788,000	2.63%, 02/15/2029	29,690,450
21,420,000	2.88%, 07/31/2025	23,951,074
30,700,000	2.88%, 08/15/2028	35,755,906

The accompanying notes are an integral part of these financial statements.

170

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 20.5% - (continued)
	U.S. Treasury Securities - 20.5% - (continued)
	U.S. Treasury Notes - 10.0% - (continued)
$30,890,000	3.00%, 10/31/2025	$34,877,947
10,320,000	3.13%, 11/15/2028	12,259,434

		299,817,728

	Total U.S. Government Securities (cost $560,210,862)	$612,961,772

COMMON STOCKS - 0.0%
	Energy - 0.0%
38,914	Ascent Resources - Marcellus LLC Class A*(20)(21)	22,376
566	California Resources Corp.*	7,584
4,601	Foresight Energy LLC*(20)(21)	36,503
13,623	Philadelphia Energy Solutions Class A*(20)(21)	136

		66,599

	Total Common Stocks (cost $289,320)	$66,599

PREFERRED STOCKS - 0.0%
	Banks - 0.0%
469	U.S. Bancorp Series A, 3.50%(2)(7)(8)	409,906

	Total Preferred Stocks (cost $332,991)	$409,906

WARRANTS - 0.0%
	Energy - 0.0%
10,075	Ascent Resources - Marcellus LLC Expires 03/30/2023*(20)(21)	101
1,301	California Resources Corp.*(20)(21)	—

		101

	Total Warrants (cost $806)	$101

	Total Long-Term Investments (cost $3,415,362,965)	$3,534,519,688

SHORT-TERM INVESTMENTS - 6.2%
	Commercial Paper - 0.0%
350,000	AT&T, Inc. 1.44%, 12/18/2020	349,337
250,000	Nissan Motor Acceptance Corp. 1.38%, 01/29/2021	248,837

		598,174

	Repurchase Agreements - 6.1%
181,633,757	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2020 at 0.06%, due on 11/02/2020 with a maturity value of $181,634,665; collateralized by U.S. Treasury Note 2.25%, maturing 11/15/2027, U.S. Treasury Note 2.875%, maturing 05/15/2028, with a total market value of $185,266,538	181,633,757

	Securities Lending Collateral - 0.1%
3,929,358	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(22)	3,929,358

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 6.2% - (continued)
	Securities Lending Collateral - 0.1% - (continued)
$3,966	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(22)	$3,966

		3,933,324

	Total Short-Term Investments (cost $186,165,572)	$186,165,255

Total Investments Excluding Purchased Options (cost $3,601,528,537)	124.4%	$3,720,684,943

Total Purchased Options (cost $824,616)	0.0%	$550,249

Total Investments (cost $3,602,353,153)	124.4%	$3,721,235,192
Other Assets and Liabilities	(24.4)%	(729,655,575)

Total Net Assets	100.0%	$2,991,579,617

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $709,617,280, representing 23.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $21,594,947, representing 0.7% of net assets.

(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

171

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(9)	Security is a zero-coupon bond.

(10)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $493,103, which rounds to 0.0% of total net assets.

(13)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(14)	Securities disclosed are principal-only strips.

(15)	Represents or includes a TBA transaction.

(16)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(17)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2020, the market value of securities pledged was $10,207,895.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $4,236,062.

(19)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2020, the market value of securities pledged was $28,256,023.

(20)	Investment valued using significant unobservable inputs.

(21)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $56,581, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(22)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 10/25/2021*	MSC	1.02%	Pay	10/25/2021	USD	8,141,000	8,141,000	$195,236	$187,243	$7,993

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/18/2022*	UBS	0.57%	Receive	08/18/2022	USD	8,834,000	8,834,000	$159,123	$130,743	$28,380
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 10/25/2021*	MSC	1.02%	Pay	10/25/2021	USD	8,141,000	8,141,000	195,683	187,243	8,440
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 11/23/2020*	BOA	1.70%	Receive	11/23/2020	USD	12,750,000	12,750,000	207	319,387	(319,180)

Total Puts								$355,013	$637,373	$(282,360)

Total purchased OTC swaption contracts								$550,249	$824,616	$(274,367)

*	Swaptions with forward premiums.

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.35.V1	GSC	55.00%	Pay	11/18/2020	USD	(220,600,000)	220,600,000	$(81,152)	$(397,080)	$315,928
CDX.NA.IG.35.V1	BNP	62.50%	Pay	11/18/2020	USD	(220,600,000)	220,600,000	(518,410)	(518,410)	—

Total Calls								$(599,562)	$(915,490)	$315,928

Written swaption contracts:
Puts
CDX.NA.IG.35.V1	GSC	55.00%	Pay	11/18/2020	USD	(220,600,000)	220,600,000	$(1,362,218)	$(529,440)	$(832,778)
CDX.NA.IG.35.V1	BNP	62.50%	Pay	11/18/2020	USD	(220,600,000)	220,600,000	(705,920)	(705,920)	—

Total Puts								$(2,068,138)	$(1,235,360)	$(832,778)

Total written OTC swaption contracts								$(2,667,700)	$(2,150,850)	$(516,850)

The accompanying notes are an integral part of these financial statements.

172

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	39	12/15/2020	$4,098,647	$55,372
U.S. Treasury 2-Year Note Future	239	12/31/2020	52,781,656	(1,937)
U.S. Treasury 5-Year Note Future	1,268	12/31/2020	159,262,782	(228,954)
U.S. Treasury 10-Year Note Future	981	12/21/2020	135,592,594	(986,124)

Total				$(1,161,643)

Short position contracts:
Euro BUXL 30-Year Bond Future	9	12/08/2020	$2,397,828	$(95,138)
Euro-BUND Future	245	12/08/2020	50,262,512	(271,256)
Euro-OAT Future	83	12/08/2020	16,443,846	(213,613)
U.S. Treasury 10-Year Ultra Future	835	12/21/2020	131,329,844	1,560,222
U.S. Treasury Long Bond Future	115	12/21/2020	19,833,906	266,196
U.S. Treasury Ultra Bond Future	65	12/21/2020	13,975,000	544,784

Total				$1,791,195

Total futures contracts				$629,552

TBA Sale Commitments Outstanding at October 31, 2020
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 3.50%	$27,293,000	11/12/2050	$(28,821,301)	$4,187
UMBS, 4.00%	1,213,500	11/12/2050	(1,296,217)	(237)
UMBS, 5.00%	1,288,500	11/12/2050	(1,415,739)	(2,819)
UMBS, 5.50%	5,650,000	11/12/2050	(6,281,211)	(32,664)

Total (proceeds receivable $37,782,935)			$(37,814,468)	$(31,533)

At October 31, 2020, the aggregate market value of TBA Sale Commitments represents (1.3)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	1,352	(0.18%)	07/25/2045	Monthly	$20	$—	$25	$5
ABX.HE.AAA.07	GSC	USD	148,467	(0.09%)	08/25/2037	Monthly	31,304	—	7,421	(23,883)
ABX.HE.AAA.07	GSC	USD	650,287	(0.09%)	08/25/2037	Monthly	137,815	—	32,503	(105,312)
ABX.HE.AAA.07	CSI	USD	1,410,440	(0.09%)	08/25/2037	Monthly	343,697	—	70,391	(273,306)
ABX.HE.PENAAA.06	MSC	USD	171,328	(0.11%)	05/25/2046	Monthly	18,829	—	15,416	(3,413)
ABX.HE.PENAAA.06	JPM	USD	566,160	(0.11%)	05/25/2046	Monthly	62,073	—	50,889	(11,184)
ABX.HE.PENAAA.06	GSC	USD	456,760	(0.11%)	05/25/2046	Monthly	112,091	—	41,098	(70,993)
CMBX.NA.AAA.12	GSC	USD	9,450,000	(0.50%)	08/17/2061	Monthly	—	(33,805)	3,401	37,206
CMBX.NA.AAA.12	JPM	USD	13,460,000	(0.50%)	08/17/2061	Monthly	238,888	—	5,031	(233,857)
CMBX.NA.AAA.12	GSC	USD	3,440,000	(0.50%)	08/17/2061	Monthly	8,182	—	1,238	(6,944)
PrimeX.ARM.2(20)(21)	MSC	USD	91,483	(4.58%)	12/25/2037	Monthly	—	(194)	(91)	103

Total							$952,899	$(33,999)	$227,322	$(691,578)

Sell protection:
ABX.HE.AAA.06	MSC	USD	1,353	0.18%	07/25/2045	Monthly	—	—	(25)	(25)
ABX.HE.AAA.07	MSC	USD	148,467	0.09%	08/25/2037	Monthly	1,244	—	(7,421)	(8,665)
ABX.HE.AAA.07	MSC	USD	650,286	0.09%	08/25/2037	Monthly	5,415	—	(32,502)	(37,917)
ABX.HE.AAA.07	MSC	USD	1,410,439	0.09%	08/25/2037	Monthly	11,820	—	(70,497)	(82,317)
ABX.HE.PENAAA.06	BCLY	USD	1,194,251	0.11%	05/25/2046	Monthly	—	(28,472)	(107,458)	(78,986)
CMBX.NA.BB.8	CSI	USD	530,000	5.00%	10/17/2057	Monthly	—	(135,366)	(265,757)	(130,391)
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/2057	Monthly	—	(240,170)	(446,271)	(206,101)
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/2057	Monthly	—	(333,032)	(636,813)	(303,781)

The accompanying notes are an integral part of these financial statements.

173

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Credit Default Swap Contracts Outstanding at October 31, 2020 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/2057	Monthly	$—	$(389,980)	$(744,620)	$(354,640)
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/2057	Monthly	—	(413,162)	(814,820)	(401,658)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/2057	Monthly	—	(791,559)	(1,553,925)	(762,366)
CMBX.NA.BB.8	GSC	USD	2,890,000	5.00%	10/17/2057	Monthly	—	(660,910)	(1,449,126)	(788,216)
CMBX.NA.BBB-.6	MSC	USD	360,000	3.00%	05/11/2063	Monthly	—	(29,265)	(116,476)	(87,211)
CMBX.NA.BBB-.6	CSI	USD	815,000	3.00%	05/11/2063	Monthly	—	(107,634)	(263,689)	(156,055)
CMBX.NA.BBB-.6	DEUT	USD	1,270,000	3.00%	05/11/2063	Monthly	—	(179,681)	(410,902)	(231,221)
CMBX.NA.BBB-.6	GSC	USD	2,790,000	3.00%	05/11/2063	Monthly	—	(293,236)	(902,923)	(609,687)
CMBX.NA.BBB-.6	MSC	USD	3,725,000	3.00%	05/11/2063	Monthly	—	(521,498)	(1,205,205)	(683,707)
PrimeX.ARM.2(20)(21)	JPM	USD	91,483	4.58%	12/25/2037	Monthly	3,074	—	436	(2,638)

Total							$21,553	$(4,123,965)	$(9,027,994)	$(4,925,582)

Total OTC credit default swap contracts							$974,452	$(4,157,964)	$(8,800,672)	$(5,617,160)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.35.V1	USD	3,585,000	(5.00%)	12/20/2025	Quarterly	$(151,568)	$(143,536)	$8,032
CDX.NA.IG.35.V1	USD	10,250,000	(1.00%)	12/20/2025	Quarterly	(228,002)	(187,753)	40,249

Total						$(379,570)	$(331,289)	$48,281

Credit default swaps on indices:
Sell protection:
CDX.EM.34.V1	USD	111,740,000	1.00%	12/20/2025	Quarterly	$(7,106,665)	$(6,147,700)	$958,965

Total centrally cleared credit default swap contracts						$(7,486,235)	$(6,478,989)	$1,007,246

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
0.08% Fixed	12 Mo. Federal Funds Rate	USD	23,025,000	08/12/2025	Annual	$—	$(2,565)	$149,636	$152,201
0.27% Fixed	3 Mo. USD LIBOR	USD	3,875,000	10/08/2023	Semi-Annual	—	(799)	724	1,523
0.38% Fixed	3 Mo. USD LIBOR	USD	35,900,000	12/16/2025	Semi-Annual	—	(32,293)	148,233	180,526
0.84% Fixed	3 Mo. USD LIBOR	USD	12,400,000	03/20/2030	Semi-Annual	—	—	(6,422)	(6,422)
0.75% Fixed	3 Mo. USD LIBOR	USD	27,215,000	12/16/2030	Semi-Annual	—	(68,681)	390,373	459,054
0.81% Fixed	3 Mo. USD LIBOR	USD	15,480,000	09/16/2050	Semi-Annual	48,102	—	1,959,047	1,910,945

Total centrally cleared interest rate swap contracts						$48,102	$(104,338)	$2,641,591	$2,697,827

The accompanying notes are an integral part of these financial statements.

174

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
22,000	EUR	25,644	USD	HSBC	12/16/2020	$7	$—
114,000	EUR	133,046	USD	SSG	12/16/2020	—	(124)
360,000	GBP	464,728	USD	SSG	12/16/2020	1,825	—
113,000	GBP	145,710	USD	BNP	12/16/2020	736	—
332,036	USD	440,000	CAD	HSBC	11/25/2020	1,752	—
553,133	USD	735,000	CAD	CBK	11/25/2020	1,410	—
190,261	USD	170,000	EUR	MSC	11/27/2020	—	(7,848)
7,728,966	USD	6,523,000	EUR	CBK	11/30/2020	126,931	—
18,423,807	USD	15,564,000	EUR	HSBC	12/16/2020	276,414	—
865,825	USD	729,000	EUR	SCB	12/16/2020	15,822	—
880,492	USD	670,000	GBP	JPM	12/16/2020	12,186	—
2,318,930	USD	47,065,000	MXN	GSC	06/10/2021	156,099	—

Total Foreign Currency Contracts						$593,182	$(7,972)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$572,433,903	$—	$572,433,903	$—
Corporate Bonds	978,811,838	—	978,811,838	—
Foreign Government Obligations	55,102,152	—	55,102,152	—
Municipal Bonds	55,253,857	—	55,253,857	—
Senior Floating Rate Interests	70,097,964	—	70,097,964	—
U.S. Government Agencies	1,189,381,596	—	1,189,381,596	—
U.S. Government Securities	612,961,772	—	612,961,772	—
Common Stocks
Energy	66,599	7,584	—	59,015
Preferred Stocks	409,906	409,906	—	—
Warrants	101	—	—	101
Short-Term Investments	186,165,255	3,933,324	182,231,931	—
Purchased Options	550,249	—	550,249	—
Foreign Currency Contracts(2)	593,182	—	593,182	—
Futures Contracts(2)	2,426,574	2,426,574	—	—
Swaps - Credit Default(2)	1,044,560	—	1,044,457	103
Swaps - Interest Rate(2)	2,704,249	—	2,704,249	—

Total	$3,728,003,757	$6,777,388	$3,721,167,150	$59,219

Liabilities
Foreign Currency Contracts(2)	$(7,972)	$—	$(7,972)	$—
Futures Contracts(2)	(1,797,022)	(1,797,022)	—	—
Swaps - Credit Default(2)	(5,654,474)	—	(5,651,836)	(2,638)
Swaps - Interest Rate(2)	(6,422)	—	(6,422)	—
TBA Sale Commitments	(37,814,468)	—	(37,814,468)	—
Written Options	(2,667,700)	—	(2,667,700)	—

Total	$(47,948,058)	$(1,797,022)	$(46,148,398)	$(2,638)

(1)

For the year ended October 31, 2020, investments valued at $1,241,991 were transferred out of Level 3 due to the expiration of trading restrictions and investments valued at $1,703 were transferred into Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

175

The Hartford World Bond Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9%
	Canada - 0.1%
$785,000	Canadian Pacer Auto Receivables Trust 3.63%, 01/19/2024(1)	$815,332
1,499,000	Master Credit Card Trust 4.02%, 07/21/2022(1)	1,498,970

		2,314,302

	Cayman Islands - 1.3%
2,000,000	ALM VII Ltd. 3.79%, 07/15/2029, 3 mo. USD LIBOR + 3.550%(1)(2)	1,944,834
100,000	AMMC CLO Ltd. 3.78%, 04/14/2029, 3 mo. USD LIBOR + 3.550%(1)(2)	94,667
2,125,000	Apidos CLO XII 2.84%, 04/15/2031, 3 mo. USD LIBOR + 2.600%(1)(2)	1,904,744
	Apidos CLO XXXIII
1,040,000	2.97%, 07/24/2031, 3 mo. USD LIBOR + 2.700%(1)(2)	1,039,382
470,000	4.59%, 07/24/2031, 3 mo. USD LIBOR + 4.320%(1)(2)	470,037
2,290,000	Arbor Realty Collateralized Loan Obligation Ltd. 2.20%, 02/15/2035, 1 mo. USD LIBOR + 2.050%(1)(2)	2,210,992
1,295,000	Arbor Realty Commercial Real Estate Notes Ltd. 1.90%, 09/15/2034, 1 mo. USD LIBOR + 1.750%(1)(2)	1,254,906
500,000	Atrium IX 3.86%, 05/28/2030, 3 mo. USD LIBOR + 3.600%(1)(2)	475,100
3,250,000	Atrium XII 1.87%, 04/22/2027, 3 mo. USD LIBOR + 1.650%(1)(2)	3,137,758
1,335,000	BlueMountain CLO Ltd. 2.25%, 11/20/2028, 3 mo. USD LIBOR + 2.000%(1)(2)	1,268,986
4,405,000	BXMT Ltd. 1.55%, 03/15/2037, 1 mo. USD LIBOR + 1.400%(1)(2)(3)	4,409,757
500,000	Carlyle CLO Ltd. 3.01%, 04/30/2031, 3 mo. USD LIBOR + 2.800%(1)(2)	449,113
2,500,000	Carlyle Global Market Strategies CLO Ltd. 1.62%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)(2)	2,385,782
2,350,000	Carlyle U.S. CLO Ltd. 1.64%, 01/15/2030, 3 mo. USD LIBOR + 1.400%(1)(2)	2,266,974
1,015,000	Covenant Credit Partners CLO Ltd. 2.09%, 10/15/2029, 3 mo. USD LIBOR + 1.850%(1)(2)	990,407
1,000,000	Dryden CLO Ltd. 2.64%, 07/15/2030, 3 mo. USD LIBOR + 2.400%(1)(2)	984,109
1,813,463	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	1,690,134
2,937,500	Highbridge Loan Management Ltd. 1.70%, 02/05/2031, 3 mo. USD LIBOR + 1.450%(1)(2)	2,824,168
	LCM L.P.
3,010,000	1.43%, 07/20/2030, 3 mo. USD LIBOR + 1.210%(1)(2)	2,974,389
1,040,000	1.62%, 04/20/2028, 3 mo. USD LIBOR + 1.400%(1)(2)	1,014,390
2,240,000	2.17%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	2,154,625
829,688	Mach I 3.47%, 10/15/2039(1)	784,465
	Madison Park Funding Ltd.
1,000,000	1.81%, 10/21/2030, 3 mo. USD LIBOR + 1.600%(1)(2)	979,610
1,750,000	2.12%, 04/20/2026, 3 mo. USD LIBOR + 1.900%(1)(2)	1,738,261
3,000,000	2.12%, 04/19/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	2,894,340
1,130,000	2.41%, 07/23/2029, 3 mo. USD LIBOR + 2.200%(1)(2)	1,097,501

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9% - (continued)
	Cayman Islands - 1.3% - (continued)
$2,915,449	Northwoods Capital Ltd. 1.53%, 06/20/2029, 3 mo. USD LIBOR + 1.300%(1)(2)	$2,889,370
2,765,000	Octagon Investment Partners Ltd. 2.47%, 10/24/2030, 3 mo. USD LIBOR + 2.250%(1)(2)	2,640,722
1,500,000	OZLM Ltd. 2.09%, 04/15/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,424,044
1,500,000	Sound Point CLO II Ltd. 2.07%, 01/26/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,407,090
903,516	Thunderbolt Aircraft Lease 4.15%, 09/15/2038(1)(4)	848,871
1,510,000	Venture CLO Ltd. 1.47%, 10/15/2031, 3 mo. USD LIBOR + 1.230%(1)(2)	1,495,219
2,390,000	Voya CLO Ltd. 2.44%, 10/15/2031, 3 mo. USD LIBOR + 2.200%(1)(2)	2,284,142
1,015,000	Westcott Park CLO Ltd. 2.47%, 07/20/2028, 3 mo. USD LIBOR + 2.250%(1)(2)	1,001,890
3,881,128	Zais CLO Ltd.1.77%, 10/15/2028, 3 mo. USD LIBOR + 1.530%(1)(2)	3,876,498

		61,307,277

	United States - 6.5%
1,538,894	Aaset Trust 3.84%, 05/15/2039(1)	1,431,627
846,437	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(5)	843,144
2,384,000	AMSR Trust 2.01%, 11/17/2037(1)	2,375,637
	Angel Oak Mortgage Trust LLC
329,590	2.77%, 12/25/2059(1)(5)	329,253
3,535,855	2.93%, 11/25/2059(1)(5)	3,539,472
660,000	BBCMS Mortgage Trust 1.00%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	634,759
	Benchmark Mortgage Trust
20,852,499	0.52%, 07/15/2051(5)(6)	599,637
2,765,726	1.04%, 03/15/2052(5)(6)	195,067
	BFLD Trust
1,535,000	1.30%, 10/15/2035, 1 mo. USD LIBOR + 1.150%(1)(2)	1,535,000
750,000	2.20%, 11/15/2022, 1 mo. USD LIBOR + 2.050%(1)(2)(3)	750,000
3,140,000	BRAVO Residential Funding Trust 2.00%, 05/25/2059(1)(5)	3,217,432
	BX Commercial Mortgage Trust
4,556,630	1.07%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	4,553,790
2,230,850	1.23%, 10/15/2036, 1 mo. USD LIBOR + 1.080%(1)(2)	2,225,279
1,512,231	1.60%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	1,503,730
3,773,459	2.15%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	3,693,500
1,370,000	2.25%, 10/15/2037, 1 mo. USD LIBOR + 2.100%(1)(2)	1,366,762
2,499,852	BX Trust 2.12%, 09/15/2037, 1 mo. USD LIBOR + 1.975%(1)(2)	2,005,465
	CAMB Commercial Mortgage Trust
4,575,000	1.22%, 12/15/2037, 1 mo. USD LIBOR + 1.070%(1)(2)	4,566,321
895,000	1.90%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	894,213
	Cantor Commercial Real Estate
7,087,325	1.14%, 05/15/2052(5)(6)	518,976
860,000	3.79%, 05/15/2052	989,679
1,455,000	Carmax Auto Owner Trust 2.85%, 01/15/2026	1,500,196
358,335	CF Hippolyta LLC 2.28%, 07/15/2060(1)	359,988

The accompanying notes are an integral part of these financial statements.

176

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9% - (continued)
	United States - 6.5% - (continued)
$2,333,157	Chase Mortgage Reference Notes 2.40%, 10/25/2057, 1 mo. USD LIBOR + 2.250%(1)(2)	$2,343,871
1,050,943	Chesapeake Funding II LLC 0.87%, 08/16/2032(1)	1,054,938
	Citigroup Commercial Mortgage Trust
265,000	4.15%, 01/10/2036(1)	284,948
1,120,000	4.68%, 01/10/2036(1)	1,180,147
1,865,000	4.75%, 01/10/2036(1)(5)	1,904,395
1,981,214	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(4)	1,996,996
1,027,375	COLT Mortgage Loan Trust 1.26%, 09/25/2065(1)(5)	1,027,309
	Commercial Mortgage Trust
24,570,727	0.58%, 02/10/2047(5)(6)	402,048
3,250,000	3.94%, 11/10/2047	3,512,168
	Connecticut Avenue Securities Trust
1,855,000	2.20%, 01/25/2040, 1 mo. USD LIBOR + 2.050%(1)(2)	1,817,021
1,699,035	2.25%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	1,684,647
1,892,781	2.25%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	1,875,999
2,162,917	2.30%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	2,148,485
4,817,776	2.30%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	4,338,847
1,486,108	2.45%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	1,476,775
2,289,274	2.60%, 07/25/2031, 1 mo. USD LIBOR + 2.450%(1)(2)	2,269,151
2,709,000	3.15%, 01/25/2040, 1 mo. USD LIBOR + 3.000%(1)(2)	2,096,398
485,000	3.40%, 01/25/2040, 1 mo. USD LIBOR + 3.250%(1)(2)	381,716
2,400,000	4.50%, 07/25/2031, 3 mo. USD LIBOR + 4.350%(1)(2)	2,279,889
3,990,000	5.40%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	3,715,956
1,308,643	CoreVest American Finance Trust 1.36%, 08/15/2053(1)	1,301,057
	CSAIL Commercial Mortgage Trust
11,305,712	0.61%, 08/15/2051(5)(6)	421,659
48,648,906	0.75%, 06/15/2057(5)(6)	1,341,907
13,326,699	0.83%, 04/15/2050(5)(6)	384,613
748,000	4.89%, 11/15/2051(5)	794,448
	CSMC Trust
2,345,000	2.50%, 01/25/2060(1)(5)	2,390,493
835,082	3.25%, 04/25/2047(1)(5)	863,183
216,040	DBUBS Mortgage Trust 0.59%, 11/10/2046(1)(5)(6)	4
986,943	Deephaven Residential Mortgage Trust 2.79%, 10/25/2059(1)(5)	1,000,366
2,425,000	Domino’s Pizza Master Issuer LLC 3.08%, 07/25/2047(1)	2,437,877
2,295,000	Drive Auto Receivables Trust 3.78%, 04/15/2025	2,352,891
6,300,000	Eagle RE Ltd. 1.95%, 01/25/2030, 1 mo. USD LIBOR + 1.800%(1)(2)	5,941,089
1,315,000	ExteNet LLC 3.20%, 07/26/2049(1)	1,345,919
	Fannie Mae Connecticut Avenue Securities
1,842,515	2.15%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	1,787,027
2,096,973	2.30%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(2)	2,046,886

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9% - (continued)
	United States - 6.5% - (continued)
$1,967,922	2.35%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(2)	$1,909,921
2,426,703	2.40%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(2)	2,390,296
2,457,006	2.50%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	2,398,458
2,208,913	2.70%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	2,166,015
4,598,575	2.95%, 02/25/2030, 1 mo. USD LIBOR + 2.800%(2)	4,587,203
634,569	3.05%, 07/25/2024, 1 mo. USD LIBOR + 2.900%(2)	631,749
1,945,125	3.80%, 09/25/2029, 1 mo. USD LIBOR + 3.650%(2)	1,963,020
1,737,000	3.90%, 10/25/2030, 1 mo. USD LIBOR + 3.750%(2)	1,600,009
3,650,000	4.40%, 01/25/2031, 1 mo. USD LIBOR + 4.250%(2)	3,421,645
254,642	4.70%, 02/25/2025, 1 mo. USD LIBOR + 4.550%(2)	258,189
867,336	FCI Funding LLC 3.63%, 02/18/2031(1)	879,780
4,430,000	FirstKey Homes Trust 2.67%, 10/19/2037(1)	4,414,882
2,039,588	Five Guys Funding LLC 4.60%, 07/25/2047(1)	2,047,818
990,000	Ford Credit Auto Lease Trust 0.69%, 10/15/2023	993,344
1,238,193	Freddie Mac Strips 5.00%, 09/15/2036(6)	233,929
	FREMF Mortgage Trust
1,050,000	3.53%, 02/25/2048(1)(5)	1,067,554
517,000	3.54%, 12/25/2049(1)(5)	559,399
5,435,000	3.59%, 04/25/2048(1)(5)	5,702,992
1,855,000	3.76%, 07/25/2026(1)(5)	1,919,819
1,945,000	3.87%, 02/25/2050(1)(5)	2,048,700
2,500,000	3.88%, 02/25/2050(1)(5)	2,682,422
1,546,000	3.92%, 08/25/2052(1)(5)	1,601,426
4,055,000	3.94%, 12/25/2046(1)(5)	4,370,812
880,000	3.97%, 07/25/2052(1)(5)	905,596
920,000	3.98%, 04/25/2051(1)(5)	949,378
2,175,000	4.04%, 07/25/2027(1)(5)	2,307,460
2,650,000	4.07%, 07/25/2050(1)(5)	2,949,025
2,180,000	4.08%, 09/25/2025(1)(5)	2,264,456
1,925,000	4.16%, 04/25/2049(1)(5)	2,142,958
1,035,529	FWD Securitization Trust 2.44%, 01/25/2050(1)(5)	1,033,650
720,000	GB Trust 1.75%, 08/15/2037, 1 mo. USD LIBOR + 1.600%(1)(2)	721,671
739,958	GCAT Trust 1.56%, 04/25/2065(1)(4)	739,580
3,795,000	GM Financial Automobile Leasing Trust 3.95%, 05/22/2023	3,874,464
685,000	GMF Floorplan Owner Revolving Trust 0.68%, 08/15/2025(1)	685,664
3,125,000	GS Mortgage Securities Corp. Trust 1.60%, 09/15/2031, 1 mo. USD LIBOR + 1.450%(1)(2)	2,927,536
	GS Mortgage Securities Trust
3,593,714	0.96%, 02/10/2052(5)(6)	236,636
9,614,060	1.04%, 05/10/2050(5)(6)	546,323
1,370,000	Hawaii Hotel Trust 1.30%, 05/15/2038, 1 mo. USD LIBOR + 1.150%(1)(2)	1,323,676
	Hertz Vehicle Financing II L.P.
2,195,097	2.65%, 07/25/2022(1)	2,199,766
561,104	2.96%, 10/25/2021(1)	562,122
2,830,000	3.03%, 12/26/2025(1)	2,828,475
913,139	3.71%, 03/25/2023(1)	913,670
640,296	HIN Timeshare Trust 1.39%, 10/09/2039(1)	639,300

The accompanying notes are an integral part of these financial statements.

177

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9% - (continued)
	United States - 6.5% - (continued)
$1,965,000	Home Partners of America Trust 1.53%, 01/17/2041(1)	$1,964,985
1,590,000	Honda Auto Receivables Owner Trust 0.37%, 10/18/2024	1,590,913
	Horizon Aircraft Finance Ltd.
1,825,309	3.43%, 11/15/2039(1)	1,692,595
2,130,322	4.46%, 12/15/2038(1)	2,007,220
1,100,000	InSite Issuer LLC 1.50%, 09/15/2050(1)	1,098,253
5,080,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.62%, 01/16/2037(1)	4,908,972
47,958,455	JPMBB Commercial Mortgage Securities Trust 0.63%, 09/15/2047(5)(6)	958,148
3,917,361	Legacy Mortgage Asset Trust 3.25%, 11/25/2059(1)(4)	3,917,246
1,899,267	LSTAR Securities Investment Ltd. 1.65%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	1,879,503
	LSTAR Securities Investment Trust
274,043	1.65%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	271,849
761,825	1.85%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	756,620
3,025,000	MF1 Ltd. 2.15%, 12/25/2034, 1 mo. USD LIBOR + 2.000%(1)(2)	2,881,757
1,600,000	MF1 Multifamily Housing Mortgage Loan Trust 1.85%, 11/15/2035, 1 mo. USD LIBOR + 1.700%(1)(2)(3)	1,600,312
	MFA Trust
792,232	1.79%, 08/25/2049(1)(5)	796,222
1,708,004	3.35%, 11/25/2047(1)(4)	1,710,249
12,275,091	Morgan Stanley Bank of America Merrill Lynch Trust 1.02%, 10/15/2048(5)(6)	471,842
	Morgan Stanley Capital I Trust
1,600,000	1.60%, 07/15/2035, 1 mo. USD LIBOR + 1.450%(1)(2)	1,515,973
3,740,000	3.18%, 11/10/2036(1)(5)	3,043,149
1,620,000	3.74%, 12/15/2036, 1 mo. USD LIBOR + 2.244%(1)(2)	1,511,675
8,837,404	Morgan Stanley Capital Trust 1.42%, 06/15/2050(5)(6)	548,425
1,040,000	Mortgage Insurance-Linked Notes 3.05%, 11/26/2029, 1 mo. USD LIBOR + 2.900%(1)(2)	941,576
1,305,000	MSCG Trust 1.33%, 10/15/2037, 1 mo. USD LIBOR + 1.180%(1)(2)	1,285,433
	Navient Private Education Refi Loan Trust
3,915,425	1.69%, 05/15/2069(1)	3,971,670
3,210,000	3.13%, 02/15/2068(1)	3,298,764
815,272	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	792,926
3,233,812	New Residential Mortgage Loan Trust 4.34%, 07/25/2060(1)(4)	3,238,334
1,275,000	Nissan Auto Lease Trust 0.43%, 10/16/2023	1,275,373
	NRZ Excess Spread-Collateralized Notes
450,296	3.19%, 01/25/2023(1)	451,498
205,744	3.27%, 02/25/2023(1)	205,723
1,661,100	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	1,660,735
	PMT Credit Risk Transfer Trust
1,508,728	2.15%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	1,365,228
637,223	2.85%, 10/27/2022, 1 mo. USD LIBOR + 2.700%(1)(2)	613,774
	Preston Ridge Partners Mortgage Trust LLC
3,162,115	2.86%, 09/25/2025(1)(4)	3,162,716
1,392,573	3.35%, 07/25/2024(1)(4)	1,394,338

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9% - (continued)
	United States - 6.5% - (continued)
$1,399,196	3.50%, 10/25/2024(1)(5)	$1,406,439
755,000	Progress Residential Trust 2.30%, 10/17/2027(1)	751,231
3,505,000	Santander Retail Auto Lease Trust 3.66%, 05/20/2024(1)	3,611,343
1,284,267	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	1,172,874
2,412,850	Sonic Capital LLC 4.03%, 02/20/2048(1)	2,486,611
220,021	START Ltd. 3.54%, 11/15/2044(1)	202,039
1,521,423	Starwood Mortgage Residential Trust 4.38%, 10/25/2048(1)(5)	1,564,104
1,092,892	Store Master Funding LLC 3.96%, 10/20/2048(1)	1,139,880
	Structured Agency Credit Risk Trust
872,349	1.40%, 02/25/2047, 1 mo. USD LIBOR + 1.250%(1)(2)	859,807
1,180,000	2.25%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(1)(2)	1,151,579
4,101,937	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	4,167,569
970,000	Tricon American Homes Trust 3.41%, 09/17/2034(1)	983,382
	Vantage Data Centers Issuer LLC
3,325,000	1.65%, 09/15/2045(1)	3,304,348
1,057,517	3.19%, 07/15/2044(1)	1,101,478
	Vericrest Opportunity Loan Trust
460,047	2.98%, 02/25/2050(1)(4)	460,395
1,047,211	3.97%, 02/25/2049(1)(4)	1,048,902
1,485,000	3.97%, 03/25/2050(1)(4)	1,413,827
1,655,000	4.34%, 02/25/2050(1)(4)	1,583,975
2,767,906	Verus Securitization Trust 3.00%, 11/25/2059(1)(4)	2,807,349
3,161,789	VOLT LXXX LLC 3.23%, 10/25/2049(1)(4)	3,164,071
2,015,358	Wave USA 3.60%, 09/15/2044(1)	1,883,541
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(5)	1,618,483
935,000	3.32%, 10/15/2050	1,007,284
1,162,989	Wells Fargo Mortgage Backed Securities Trust 3.00%, 05/25/2050(1)(5)	1,196,469
	Wells Fargo N.A.
1,398	0.70%, 12/15/2052(5)(6)	76
3,694,486	0.96%, 02/15/2052(5)(6)	231,150
10,343,856	1.03%, 04/15/2052(5)(6)	743,267
9,653,105	1.36%, 03/15/2063(5)(6)	879,810
3,790,000	Westlake Automobile Receivables Trust 4.53%, 05/15/2023(1)	3,875,751
	WF-RBS Commercial Mortgage Trust
11,203,939	1.19%, 03/15/2047(5)(6)	335,339
4,095,000	5.22%, 06/15/2044(1)(5)	4,018,440

		291,385,647

	Total Asset & Commercial Mortgage-Backed Securities (cost $360,982,941)	$355,007,226

CORPORATE BONDS - 14.9%
	Bermuda - 0.0%
	Fly Leasing Ltd.
655,000	5.25%, 10/15/2024	547,826
1,615,000	6.38%, 10/15/2021(7)	1,604,470

		2,152,296

	Canada - 0.1%
3,055,000	Bausch Health Cos., Inc. 6.13%, 04/15/2025(1)	3,136,721
2,305,000	Tervita Corp. 7.63%, 12/01/2021(1)	2,212,800

		5,349,521

The accompanying notes are an integral part of these financial statements.

178

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 14.9% - (continued)
		Cayman Islands - 0.1%
	$3,950,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	$4,067,746

		Finland - 0.2%
EUR	6,735,000	Nokia Oyj 2.38%, 05/15/2025(8)	8,127,884

		France - 0.8%
		Altice France S.A.
	3,685,000	2.50%, 01/15/2025(1)	4,023,502
	4,555,000	3.38%, 01/15/2028(1)	5,002,067
	$2,600,000	5.13%, 01/15/2029(1)	2,595,905
EUR	1,635,000	5.88%, 02/01/2027(8)	1,985,131
	1,885,000	La Financiere Atalian SASU 4.00%, 05/15/2024(8)	1,895,650
	$870,000	Orange S.A. 4.13%, 09/14/2021	897,826
EUR	16,000,000	Renault S.A. 1.00%, 04/18/2024(8)	17,705,290

			34,105,371

		Germany - 0.1%
	4,021,000	Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(1)	4,438,696

		Ireland - 0.1%
	$1,470,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.65%, 07/21/2027	1,386,975
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	1,645,000	4.13%, 08/15/2026(1)	1,677,900
	1,310,000	5.25%, 08/15/2027(1)	1,344,715

			4,409,590

		Jersey - 0.1%
		Adient Global Holdings Ltd.
EUR	1,605,000	3.50%, 08/15/2024(8)	1,741,731
	$960,000	4.88%, 08/15/2026(1)	919,085

			2,660,816

		Liberia - 0.0%
	960,000	Royal Caribbean Cruises Ltd. 9.13%, 06/15/2023(1)	999,600

		Luxembourg - 0.3%
EUR	2,075,000	Altice Financing S.A. 2.25%, 01/15/2025(1)	2,247,484
	1,585,000	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(1)(9)	1,781,586
	7,880,000	Medtronic Global Holdings SCA 1.00%, 07/02/2031	9,720,466

			13,749,536

		Mult - 0.2%
	$420,000	Clarios Global L.P. / Clarios U.S. Finance Co. 8.50%, 05/15/2027(1)	438,123
	2,600,000	Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028(1)	2,657,751
		Endo Dac / Endo Finance LLC / Endo Finco, Inc.
	1,458,000	6.00%, 06/30/2028(1)	1,126,305
	2,270,000	9.50%, 07/31/2027(1)	2,435,052
EUR	1,115,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 4.38%, 05/15/2026(1)	1,301,961

			7,959,192

		Netherlands - 0.6%
	1,415,000	Diamond (BC) B.V. 5.63%, 08/15/2025(8)	1,614,691
	$4,475,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	4,539,690
	2,667,000	NXP B.V. / NXP Funding LLC 3.88%, 09/01/2022(1)	2,818,841
	8,950,000	Siemens Financieringsmaatschappij N.V. 2.90%, 05/27/2022(1)	9,304,751

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 14.9% - (continued)
		Netherlands - 0.6% - (continued)
		Teva Pharmaceutical Finance Netherlands B.V.
	$4,550,000	2.20%, 07/21/2021	$4,479,088
	1,900,000	2.80%, 07/21/2023	1,801,998
	405,000	6.75%, 03/01/2028	425,402

			24,984,461

		Panama - 0.1%
		Carnival Corp.
	1,265,000	9.88%, 08/01/2027(1)	1,314,809
EUR	695,000	10.13%, 02/01/2026(1)	848,892
	$1,315,000	11.50%, 04/01/2023(1)	1,444,317

			3,608,018

		Spain - 0.0%
EUR	1,930,000	Banco Santander S.A. 1.00%, 12/15/2024(5)(10)	1,924,859

		Sweden - 0.0%
	800,000	Verisure Midholding AB 5.75%, 12/01/2023(8)	924,553

		Switzerland - 0.9%
	$18,175,000	Credit Suisse Group AG 7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(8)(10)(11)	19,719,875
		UBS Group Funding Switzerland AG
	9,325,000	6.88%, 03/22/2021, (6.88% fixed rate until 03/22/2021; 5 year USD ICE Swap + 5.497% thereafter)(8)(10)(11)	9,435,296
	11,590,000	7.13%, 08/10/2021, (7.13% fixed rate until 08/10/2021; 5 year USD ICE Swap + 5.883% thereafter)(8)(10)(11)	11,850,775

			41,005,946

		United Kingdom - 0.3%
	990,000	AstraZeneca plc 3.50%, 08/17/2023	1,070,299
EUR	3,890,000	Lorca Finco plc 4.25%, 09/23/2027, 3 mo. EURIBOR + 4.250%	4,513,499
	$7,375,000	Sky Ltd.3.13%, 11/26/2022(1)	7,771,110

			13,354,908

		United States - 11.0%
	7,370,000	Abbott Laboratories 2.95%, 03/15/2025	8,075,378
		AbbVie, Inc.
	6,995,000	2.15%, 11/19/2021(1)	7,120,740
	2,115,000	2.30%, 05/14/2021	2,133,264
	2,190,000	3.38%, 11/14/2021	2,255,658
	610,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	628,483
	815,000	Acrisure LLC / Acrisure Finance, Inc. 8.13%, 02/15/2024(1)	852,290
	3,590,000	Alabama Power Co. 2.45%, 03/30/2022	3,687,714
		American Tower Corp.
	4,315,000	2.40%, 03/15/2025	4,566,061
	770,000	2.95%, 01/15/2025	829,790
	1,000,000	4.00%, 06/01/2025	1,122,501
	203,534	Anagram International, Inc. (5.00% Cash, 5.00% PIK) 10.00%, 08/15/2026(1)(9)	169,951
	1,085,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	965,650
	1,370,000	Apache Corp. 4.38%, 10/15/2028	1,252,865
		APX Group, Inc.
	1,245,000	6.75%, 02/15/2027(1)	1,297,912
	1,280,000	7.63%, 09/01/2023(7)	1,290,080
		AT&T, Inc.
EUR	2,535,000	1.45%, 06/01/2022	3,018,197
	2,714,000	2.65%, 12/17/2021	3,240,554

The accompanying notes are an integral part of these financial statements.

179

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 14.9% - (continued)
		United States - 11.0% - (continued)
	$3,015,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	$3,124,143
		Ball Corp.
EUR	805,000	0.88%, 03/15/2024	919,286
	1,585,000	1.50%, 03/15/2027	1,809,195
	$975,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	956,475
		Becton Dickinson and Co.
	4,750,000	2.89%, 06/06/2022	4,913,527
	4,700,000	3.13%, 11/08/2021	4,821,547
	3,775,000	3.73%, 12/15/2024	4,163,184
	1,720,000	Berry Global, Inc. 4.88%, 07/15/2026(1)	1,799,043
	18,525,000	Boeing Co. 4.51%, 05/01/2023	19,624,559
	995,000	Boyd Gaming Corp. 4.75%, 12/01/2027	967,647
	8,115,000	Broadcom, Inc. 4.70%, 04/15/2025	9,227,621
		Buckeye Partners L.P.
	900,000	4.13%, 03/01/2025(1)	852,750
	895,000	4.50%, 03/01/2028(1)	850,250
	645,000	Cable One, Inc. 4.00%, 11/15/2030(1)(3)	654,675
		Caesars Entertainment, Inc.
	480,000	6.25%, 07/01/2025(1)	491,697
	290,000	8.13%, 07/01/2027(1)	302,672
		Caesars Resort Collection LLC / CRC Finco, Inc.
	1,067,000	5.25%, 10/15/2025(1)	1,013,330
	460,000	5.75%, 07/01/2025(1)	471,790
	1,025,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(1)	1,033,969
		Centene Corp.
	1,350,000	3.38%, 02/15/2030	1,402,312
	1,810,000	4.63%, 12/15/2029	1,970,610
	3,375,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	3,488,356
		Charter Communications Operating LLC / Charter Communications Operating Capital
	4,756,000	4.50%, 02/01/2024	5,262,110
	9,300,000	4.91%, 07/23/2025	10,714,477
		CHS/Community Health Systems, Inc.
	2,645,000	6.63%, 02/15/2025(1)	2,579,404
	710,000	8.13%, 06/30/2024(1)	545,812
		Cigna Corp.
	640,000	3.40%, 09/17/2021	657,016
	8,460,000	4.13%, 11/15/2025	9,676,008
	1,910,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	1,910,001
	2,750,000	Consolidated Edison Co. of New York, Inc. 0.63%, 06/25/2021, 3 mo. USD LIBOR + 0.400%(2)	2,755,428
		Constellation Brands, Inc.
	1,010,000	0.98%, 11/15/2021, 3 mo. USD LIBOR + 0.700%(2)	1,010,053
	1,350,000	3.75%, 05/01/2021	1,371,824
		Continental Resources, Inc.
	730,000	4.38%, 01/15/2028(7)	657,000
	785,000	4.90%, 06/01/2044	648,842
	1,270,000	Cornerstone Building Brands, Inc. 6.13%, 01/15/2029(1)	1,297,368
	675,000	Coty, Inc. 6.50%, 04/15/2026(1)	528,221
	1,300,000	Cox Communications, Inc. 2.95%, 06/30/2023(1)	1,364,524
		Crown Castle International Corp.
	3,300,000	3.20%, 09/01/2024	3,561,922
	2,495,000	5.25%, 01/15/2023	2,737,176
		CVS Health Corp.
	7,270,000	0.96%, 03/09/2021, 3 mo. USD LIBOR + 0.720%(2)	7,284,373
	1,833,000	3.70%, 03/09/2023	1,962,123
	973,000	4.10%, 03/25/2025	1,096,979

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 14.9% - (continued)
		United States - 11.0% - (continued)
		Discovery Communications LLC
	$4,185,000	2.95%, 03/20/2023	$4,406,920
	1,750,000	3.80%, 03/13/2024	1,904,705
		Dominion Energy, Inc.
	4,970,000	2.45%, 01/15/2023(1)	5,157,763
	3,725,000	2.72%, 08/15/2021	3,786,871
	4,365,000	3.30%, 03/15/2025	4,796,550
	3,975,000	Duke Energy Corp. 1.80%, 09/01/2021	4,016,721
	395,000	Dun & Bradstreet Corp. 10.25%, 02/15/2027(1)	442,281
	5,150,000	Eli Lilly & Co. 2.35%, 05/15/2022	5,309,014
	160,000	Emergent BioSolutions, Inc. 3.88%, 08/15/2028(1)	160,800
		EQM Midstream Partners L.P.
	1,135,000	6.00%, 07/01/2025(1)	1,163,375
	930,000	6.50%, 07/15/2048	883,500
	930,000	EQT Corp. 3.90%, 10/01/2027	893,098
EUR	7,787,500	Equinix, Inc. 2.88%, 02/01/2026	9,199,518
		ERAC USA Finance LLC
	$937,000	2.60%, 12/01/2021(1)	955,503
	1,550,000	3.30%, 10/15/2022(1)	1,626,038
	2,325,000	Exelon Corp. 3.95%, 06/15/2025	2,615,948
	965,000	FelCor Lodging L.P. 6.00%, 06/01/2025	948,112
EUR	23,275,000	Fidelity National Information Services, Inc. 0.63%, 12/03/2025	27,827,307
	$620,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	629,300
	5,910,000	FirstEnergy Corp. 2.05%, 03/01/2025	5,915,819
	1,950,000	Fiserv, Inc. 2.75%, 07/01/2024	2,083,543
	2,585,000	Ford Motor Credit Co. LLC 5.13%, 06/16/2025	2,694,320
	7,325,000	Fox Corp. 3.05%, 04/07/2025	7,970,464
		Freedom Mortgage Corp.
	1,240,000	7.63%, 05/01/2026(1)	1,236,131
	1,300,000	8.25%, 04/15/2025(1)	1,313,780
	10,590,000	General Motors Co. 5.40%, 10/02/2023	11,712,222
		Genworth Holdings, Inc.
	660,000	4.80%, 02/15/2024	603,900
	1,050,000	4.90%, 08/15/2023	971,250
	400,000	7.20%, 02/15/2021	398,000
	1,475,000	7.63%, 09/24/2021(7)	1,471,357
	3,370,000	Georgia Power Co. 2.40%, 04/01/2021(7)	3,392,884
		Global Payments, Inc.
	1,495,000	2.65%, 02/15/2025	1,581,848
	825,000	3.75%, 06/01/2023	882,722
	2,975,000	4.00%, 06/01/2023	3,214,870
		Gray Television, Inc.
	790,000	4.75%, 10/15/2030(1)	778,150
	220,000	5.88%, 07/15/2026(1)	228,985
		HCA, Inc.
	3,670,000	3.50%, 09/01/2030	3,752,904
	1,215,000	7.50%, 11/15/2095	1,543,050
	12,535,000	Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	13,837,512
	2,025,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	2,093,344
EUR	2,015,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	2,306,288
	$2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	2,778,300
	925,000	Jersey Central Power & Light Co. 4.70%, 04/01/2024(1)	1,016,731
		L Brands, Inc.
	15,000	5.25%, 02/01/2028	14,775
	1,095,000	6.63%, 10/01/2030(1)	1,149,750
		Lithia Motors, Inc.
	1,465,000	4.63%, 12/15/2027(1)	1,542,059
	1,255,000	5.25%, 08/01/2025(1)	1,298,925

The accompanying notes are an integral part of these financial statements.

180

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.9% - (continued)
	United States - 11.0% - (continued)
	McDonald’s Corp.
$6,700,000	0.65%, 10/28/2021, 3 mo. USD LIBOR + 0.430%(2)	$6,722,700
5,875,000	3.30%, 07/01/2025	6,497,893
7,680,000	Microchip Technology, Inc. 3.92%, 06/01/2021	7,825,295
8,040,000	Mondelez International, Inc. 2.13%, 04/13/2023	8,333,337
	Navient Corp.
1,300,000	5.88%, 03/25/2021	1,313,000
6,435,000	6.63%, 07/26/2021	6,563,700
4,160,000	7.25%, 01/25/2022	4,295,200
12,956,000	NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	13,949,523
2,848,000	Occidental Petroleum Corp. 4.20%, 03/15/2048	1,851,200
3,500,000	Oracle Corp. 1.90%, 09/15/2021	3,543,944
419,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(1)	444,140
376,534	Party City Holdings, Inc. 5.75%, 07/15/2025, 6 mo. USD LIBOR + 5.000%(1)(2)	263,574
2,500,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,556,750
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,000,000	2.70%, 03/14/2023(1)	1,043,783
4,815,000	3.38%, 02/01/2022(1)	4,963,329
2,225,000	3.45%, 07/01/2024(1)	2,412,985
1,083,000	3.90%, 02/01/2024(1)	1,177,750
1,625,000	4.25%, 01/17/2023(1)	1,748,607
1,225,000	4.88%, 07/11/2022(1)	1,312,176
6,865,000	PepsiCo, Inc. 2.25%, 03/19/2025	7,314,550
2,300,000	Performance Food Group, Inc. 5.50%, 10/15/2027(1)	2,357,500
2,230,000	Presidio Holdings, Inc. 8.25%, 02/01/2028(1)	2,363,800
1,825,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	1,895,719
1,340,000	PVH Corp. 4.63%, 07/10/2025	1,413,701
865,000	Radian Group, Inc. 4.50%, 10/01/2024	877,975
	SBA Tower Trust
895,000	1.88%, 07/15/2050(1)	922,786
1,665,000	2.84%, 01/15/2050(1)	1,764,026
	Southern Co.
4,400,000	2.35%, 07/01/2021	4,449,845
2,400,000	2.95%, 07/01/2023	2,541,592
315,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	321,300
	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3,660,000	4.74%, 09/20/2029(1)	3,981,055
4,660,000	5.15%, 09/20/2029(1)	5,429,879
	Staples, Inc.
2,675,000	7.50%, 04/15/2026(1)	2,501,125
450,000	10.75%, 04/15/2027(1)	357,750
3,990,000	Starwood Property Trust, Inc. 3.63%, 02/01/2021	3,990,399
2,010,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,944,675
4,105,000	T-Mobile USA, Inc. 5.13%, 04/15/2025	4,207,625
8,600,000	Thermo Fisher Scientific, Inc. 4.13%, 03/25/2025	9,773,116
950,000	TransDigm, Inc. 5.50%, 11/15/2027	927,437
6,200,000	Verizon Communications, Inc. 3.38%, 02/15/2025	6,886,947
22,985,000	Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(1)	23,731,862

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 14.9% - (continued)
		United States - 11.0% - (continued)
	$850,000	WESCO Distribution, Inc. 5.38%, 12/15/2021	$848,937
	1,126,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	1,168,225
	1,262,000	Xerox Corp. 4.38%, 03/15/2023	1,313,395
	2,055,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	2,028,881

			491,626,582

		Total Corporate Bonds (cost $641,710,824)	$665,449,575

FOREIGN GOVERNMENT OBLIGATIONS - 64.1%
		Australia - 6.8%
		Australia Government Bond
AUD	12,511,000	1.75%, 06/21/2051(8)	$8,694,217
	133,410,000	2.75%, 11/21/2027(8)	108,304,027
	35,906,000	2.75%, 11/21/2028(8)	29,425,692
	43,898,000	2.75%, 05/21/2041(8)	37,354,036
	62,680,000	3.00%, 03/21/2047(8)	56,021,692
	73,792,000	4.75%, 04/21/2027(8)	66,115,972

			305,915,636

		Azerbaijan - 0.1%
	$4,150,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(8)	4,391,986

		Canada - 11.8%
CAD	83,230,000	Canada Housing Trust No. 1 2.35%, 06/15/2023(1)	65,692,540
		Canadian Government Bond
	186,225,000	0.25%, 11/01/2022	139,832,988
	115,002,000	2.00%, 09/01/2023	90,547,998
	187,086,000	2.25%, 03/01/2024	149,542,419
	103,274,000	Province of Ontario Canada 1.95%, 01/27/2023	80,202,265

			525,818,210

		China - 4.3%
		China Development Bank
CNY	347,940,000	2.89%, 06/22/2025	50,740,601
	98,760,000	3.07%, 03/10/2030	13,981,788
	760,320,000	3.23%, 01/10/2025	112,656,949
	93,550,000	China Government Bond 2.68%, 05/21/2030	13,390,942

			190,770,280

		Denmark - 3.1%
DKK	894,766,000	Denmark Government Bond 0.25%, 11/15/2020	139,993,364

		Indonesia - 0.1%
	$4,065,000	Indonesia Government International Bond 4.13%, 01/15/2025(8)	4,524,131

		Italy - 1.1%
EUR	38,350,000	Italy Buoni Poliennali Del Tesoro 1.85%, 07/01/2025(1)(8)	48,326,805

		Japan - 20.1%
		Japan Treasury Discount Bill
JPY	28,589,600,000	0.07%, 11/16/2020(12)	273,087,332
	11,827,350,000	0.09%, 01/18/2021(12)	112,992,610
	18,726,350,000	0.12%, 12/14/2020(12)	178,885,822
	34,819,000,000	0.15%, 01/12/2021(12)	332,637,622

			897,603,386

		Mexico - 0.2%
	$8,300,000	Mexico Government International Bond 3.90%, 04/27/2025	9,080,200

The accompanying notes are an integral part of these financial statements.

181

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 64.1% - (continued)
		New Zealand - 4.2%
		Housing New Zealand Ltd.
NZD	8,200,000	1.53%, 09/10/2035(8)	$5,473,024
	26,240,000	3.36%, 06/12/2025(8)	19,689,030
		New Zealand Government Bond
	27,351,000	1.50%, 05/15/2031	19,850,065
	88,065,000	1.75%, 05/15/2041	63,518,049
	34,236,000	2.75%, 04/15/2037(8)	28,657,785
	58,453,000	4.50%, 04/15/2027(8)	49,301,585

			186,489,538

		Norway - 3.4%
		Norway Government Bond
NOK	1,142,219,000	1.38%, 08/19/2030(1)(8)	127,366,814
	223,886,000	1.75%, 09/06/2029(1)(8)	25,672,202

			153,039,016

		Qatar - 0.1%
	$4,135,000	Qatar Government International Bond 3.40%, 04/16/2025(8)	4,535,591

		Romania - 0.2%
	10,114,000	Romanian Government International Bond 4.88%, 01/22/2024(8)	11,226,540

		Saudi Arabia - 0.1%
	4,405,000	Saudi Government International Bond 2.50%, 02/03/2027(8)	4,614,942

		South Korea - 5.6%
		Korea Treasury Bond
KRW	94,542,680,000	1.38%, 09/10/2024	84,086,258
	68,977,340,000	1.50%, 03/10/2025	61,570,700
	115,298,380,000	2.25%, 06/10/2025	106,273,669

			251,930,627

		Sweden - 2.9%
SEK	1,126,450,000	Kommuninvest I Sverige AB 1.00%, 11/13/2023(8)	130,236,807

		Total Foreign Government Obligations (cost $2,764,380,856)	$2,868,497,059

SENIOR FLOATING RATE INTERESTS - 2.1%(13)
		Denmark - 0.1%
EUR	4,632,742	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	$5,251,625
	$1,455,000	Vertical U.S. Newco, Inc. 4.57%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	1,432,273

			6,683,898

		France - 0.0%
	1,984,749	Altice France S.A. 2.90%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	1,892,358

		Luxembourg - 0.1%
	1,014,524	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	955,905
		Froneri Lux FinCo S.a.r.l.
EUR	1,645,000	2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	1,863,164
	100,000	5.75%, 01/31/2028, 3 mo. EURIBOR + 5.750%	116,538

			2,935,607

		Sweden - 0.1%
	2,485,000	Verisure Holding AB 4.00%, 07/14/2026, 3 mo. EURIBOR + 4.000%	2,879,685

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.1%(13) - (continued)
		United Kingdom - 0.1%
		Loire Finco Luxembourg S.a.r.l.
EUR	585,000	3.25%, 04/20/2027, 3 mo. EURIBOR + 3.250%	$663,947
	$2,743,125	3.65%, 04/20/2027, 1 mo. USD LIBOR + 3.500%	2,619,684

			3,283,631

		United States - 1.7%
	985,050	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	947,579
		Asurion LLC
	2,855,890	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	2,800,572
	2,367,273	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	2,367,273
	2,151,188	BellRing Brands LLC 6.00%, 10/21/2024, 1 mo. USD LIBOR + 5.000%	2,156,028
	1,205,888	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	1,169,711
	2,927,613	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	2,742,353
	4,220,796	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	3,920,064
	2,832,210	Caesars Resort Collection LLC 2.90%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	2,648,909
	1,610,963	Cardtronics USA, Inc. 5.00%, 06/29/2027, 1 mo. USD LIBOR + 4.000%	1,604,921
	1,919,975	CCC Information Services, Inc. 4.00%, 04/27/2024, 1 mo. USD LIBOR + 3.000%	1,897,185
	2,844,816	Core & Main L.P. 3.75%, 08/01/2024, 3 mo. USD LIBOR + 3.000%	2,750,596
	3,311,637	Coty, Inc. 2.39%, 04/05/2025, 3 mo. USD LIBOR + 2.250%	2,891,489
	1,749,467	CSC Holdings LLC 2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,691,298
	2,222,200	Diamond (BC) B.V. 3.15%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	2,122,201
	3,833,655	Dun & Bradstreet Corp. 3.91%, 02/08/2026, 1 mo. USD LIBOR + 4.000%	3,770,553
	2,872,517	Epicor Software Corp. 5.25%, 07/31/2027, 1 mo. USD LIBOR + 4.250%	2,858,873
	3,955,396	EVO Payments International LLC 3.40%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	3,902,987
	2,872,035	Flex Acquisition Co., Inc. 3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	2,758,044
		Froneri U.S., Inc.
	728,175	2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	699,842
	500,000	5.75%, 01/31/2028, 1 mo. USD LIBOR + 5.750%	493,125
	3,831,050	Golden Entertainment, Inc. 3.75%, 10/20/2024, 3 mo. USD LIBOR + 3.000%	3,692,174
	3,399,397	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	3,308,055
	2,929,994	Hub International Ltd. 3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	2,813,644
	2,544,320	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	2,504,349

The accompanying notes are an integral part of these financial statements.

182

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.1%(13) - (continued)
	United States - 1.7% - (continued)
$1,945,375	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	$1,934,442
1,023,958	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	927,327
1,002,650	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	936,224
1,376,708	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	1,360,077
3,829,423	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	3,767,807
701,006	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	687,084
1,400,000	Scientific Games International, Inc. 2.90%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	1,299,816
1,045,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	1,039,994
3,681,150	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	3,542,334
2,556,196	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	2,548,527

		76,555,457

	Total Senior Floating Rate Interests (cost $96,336,461)	$94,230,636

U.S. GOVERNMENT AGENCIES - 2.7%
	United States - 2.7%
	FHLMC - 1.0%
2,591,463	1.25%, 03/25/2050, 1 mo. USD LIBOR + 1.100%(1)(2)	$2,589,811
2,008,707	1.33%, 06/25/2030(5)(6)	218,547
1,515,000	1.45%, 09/25/2050, 1 mo. USD LIBOR + 1.300%(1)(2)	1,517,339
3,264,211	1.51%, 02/25/2035(5)(6)	516,684
13,664,886	1.52%, 01/25/2030(5)(6)	1,635,192
2,528,585	1.55%, 02/25/2049, 1 mo. USD LIBOR + 1.400%(1)(2)	2,430,683
6,562,000	1.69%, 03/25/2030(5)(6)	886,367
1,539,324	1.70%, 04/25/2030(5)(6)	204,810
3,690,853	1.72%, 09/25/2041(5)(6)	151,152
2,709,712	1.77%, 01/25/2048(5)(6)	252,573
3,197,220	1.87%, 11/25/2047(5)(6)	420,426
5,823,080	1.95%, 10/25/2047(5)(6)	803,576
6,340,248	2.00%, 10/25/2044(5)(6)	740,157
2,067,395	2.00%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	2,025,165
825,000	2.00%, 02/25/2050, 1 mo. USD LIBOR + 1.850%(1)(2)	807,122
1,479,915	2.02%, 09/25/2046(5)(6)	210,193
11,435,000	2.03%, 02/25/2041(5)(6)	83,657
1,955,000	2.05%, 01/25/2050, 1 mo. USD LIBOR + 1.900%(1)(2)	1,915,229
2,075,000	2.10%, 08/25/2047(5)(6)	304,058
7,245,592	2.11%, 06/25/2044(5)(6)	745,684
79,985	2.20%, 04/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	78,617
1,018,243	2.20%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	997,744

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.7% - (continued)
	United States - 2.7% - (continued)
	FHLMC - 1.0% - (continued)
$6,087,872	2.21%, 01/25/2042(5)(6)	$377,043
1,465,000	2.30%, 11/25/2048, 1 mo. USD LIBOR + 2.150%(1)(2)	1,376,305
1,070,000	2.32%, 01/25/2046(5)(6)	162,773
3,742,315	2.32%, 12/25/2045(5)(6)	565,799
2,380,191	2.45%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	2,327,399
595,000	2.45%, 01/25/2050, 1 mo. USD LIBOR + 2.300%(1)(2)	535,340
598,403	2.60%, 12/25/2042, 1 mo. USD LIBOR + 2.450%(2)	569,804
1,092,419	2.60%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(2)	1,075,036
1,671,418	2.80%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(2)	1,654,945
1,735,000	2.89%, 10/25/2050, 3 mo. USD SOFR + 2.800(1)(2)	1,733,914
7,694,490	3.00%, 05/15/2034(6)	568,819
2,570,000	3.10%, 11/25/2049, 1 mo. USD LIBOR + 2.950%(1)(2)	2,325,426
1,000,000	3.25%, 03/25/2050, 1 mo. USD LIBOR + 3.100%(1)(2)	983,087
3,816,767	3.50%, 01/15/2033(6)	422,270
1,594,972	3.50%, 05/15/2036(6)	178,582
2,155,000	3.75%, 07/25/2050, 1 mo. USD LIBOR + 3.600%(1)(2)	2,177,604
2,794,611	4.05%, 04/25/2029, 1 mo. USD LIBOR + 3.900%(2)	2,890,259
1,095,000	4.50%, 09/25/2030, 1 mo. USD LIBOR + 4.350%(2)	1,028,623
2,775,000	4.90%, 12/25/2029, 1 mo. USD LIBOR + 4.750%(2)	2,733,383
798,835	5.00%, 02/15/2048(6)	143,312

		43,364,509

	FNMA - 0.1%
4,549,015	3.00%, 01/25/2028(6)	300,236
4,234,572	3.50%, 04/25/2028(6)	303,597
550,000	3.90%, 09/25/2039, 1 mo. USD LIBOR + 3.750%(1)(2)	473,300
3,418,783	4.00%, 01/25/2028(6)	272,066
1,339,943	4.00%, 04/25/2032(6)	141,047
3,518,141	4.50%, 03/25/2048(6)	573,791
4,725,038	4.50%, 05/25/2049	654,285
2,193,999	5.50%, 09/25/2044(6)	468,228
999,343	5.50%, 06/25/2048(6)	196,317
3,307,684	6.50%, 03/25/2045(6)	876,604

		4,259,471

	GNMA - 0.1%
3,757,718	3.50%, 10/20/2029(6)	333,503
3,458,411	3.50%, 01/20/2030(6)	321,540
3,838,303	3.50%, 11/20/2031(6)	340,856
1,026,987	4.00%, 01/16/2046(6)	182,553
4,699,848	4.50%, 12/16/2039(6)	747,023
263,473	4.50%, 04/20/2045(6)	39,279
4,472,164	4.50%, 08/20/2045	765,359
1,331,239	5.00%, 05/16/2044(6)	212,341
403,909	5.00%, 07/16/2044(6)	73,703
1,263,991	5.00%, 12/16/2045(6)	211,742
2,107,071	5.00%, 07/16/2047(6)	370,440
1,021,668	5.00%, 09/20/2047(6)	182,141
1,096,527	5.00%, 11/16/2047(6)	193,742
2,231,506	5.00%, 06/20/2048(6)	360,903
4,182,836	5.50%, 11/16/2046(6)	839,740

The accompanying notes are an integral part of these financial statements.

183

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.7% - (continued)
	GNMA - 0.1% - (continued)
$879,133	5.50%, 02/20/2047(6)	$166,162
1,551,614	5.85%, 07/20/2039(5)(6)	252,154
1,816,360	6.00%, 09/20/2045(6)	363,453

		5,956,634

	UMBS - 1.4%
42,000,000	1.50%, 11/17/2035(14)	42,881,836
16,175,000	2.00%, 11/17/2035(14)	16,777,456
825,000	2.00%, 11/15/2050(14)	850,942

		60,510,234

	SLC Student Loan Trust - 0.0%
759,815	1.15%, 06/15/2021, 3 mo. USD LIBOR + 0.900%(2)	730,747

	SLM Student Loan Trust - 0.1%
1,445,590	0.97%, 04/25/2023, 3 mo. USD LIBOR + 0.750%(2)	1,390,565
1,447,124	1.72%, 04/25/2023, 3 mo. USD LIBOR + 1.500%(2)	1,435,974
2,137,496	1.92%, 07/25/2023, 3 mo. USD LIBOR + 1.700%(2)	2,110,786

		4,937,325

	Total U.S. Government Agencies (cost $123,200,175)	$119,758,920

U.S. GOVERNMENT SECURITIES - 6.5%
	United States - 6.5%
	U.S. Treasury Bonds - 1.0%
17,332,000	2.25%, 08/15/2049	$19,885,085
18,461,000	3.00%, 02/15/2047	24,215,640

		44,100,725

	U.S. Treasury Notes - 5.5%
134,521,662	0.13%, 04/15/2022(15)(16)	136,208,437
39,617,000	1.75%, 04/30/2022(16)(17)	40,564,094
62,936,000	2.25%, 02/15/2027(16)	69,563,947

		246,336,478

	Total U.S. Government Securities (cost $280,083,998)	$290,437,203

CONVERTIBLE BONDS - 0.2%
	Entertainment - 0.0%
735,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(1)	$634,423

	Healthcare - Products - 0.1%
959,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025(1)	875,088
1,455,000	NuVasive, Inc. 0.38%, 03/15/2025(1)	1,247,662

		2,122,750

	Oil & Gas - 0.0%
1,525,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025(1)	1,624,709

	Pharmaceuticals - 0.1%
4,555,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	4,473,125

	Software - 0.0%
1,959,000	Western Digital Corp. 1.50%, 02/01/2024	1,869,733

	Total Convertible Bonds (cost $10,998,516)	$10,724,740

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0%
	United States - 0.0%
$5,754	Caesars Entertainment, Inc.*	$257,895
2,269	Foresight Energy LLC*(18)(19)	18,002
47,282	Homer City Holdings LLC*	118,205

		394,102

	Total Common Stocks (cost $2,957,870)	$394,102

PREFERRED STOCKS - 0.0%
	United States - 0.0%
21,100	GMAC Capital Trust Series 2, 6.07%(2)	$543,114

	Total Preferred Stocks (cost $552,899)	$543,114

CONVERTIBLE PREFERRED STOCKS - 0.2%
	United States - 0.2%
2,928	2020 Cash Mandatory Exchangeable Trust, 5.25%(1)	$3,110,622
72,729	American Electric Power Co., Inc., 6.13%(7)	3,893,911

	Total Convertible Preferred Stocks (cost $6,564,450)	$7,004,533

	Total Long-Term Investments (cost $4,287,768,990)	$4,412,047,108

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.7%
78,454,458	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $78,454,850; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $80,023,639	$78,454,458

	Securities Lending Collateral - 0.1%
2,862,058	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(20)	2,862,058
2,889	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(20)	2,889

		2,864,947

	Total Short-Term Investments (cost $81,319,405)	$81,319,405

Total Investments Excluding Purchased Options (cost $4,369,088,395)	100.4%	$4,493,366,513

Total Purchased Options (cost $6,926,031)	0.1%	$3,484,020

Total Investments (cost $4,376,014,426)	100.5%	$4,496,850,533
Other Assets and Liabilities	(0.5)%	(23,959,717)

Total Net Assets	100.0%	$4,472,890,816

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

184

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $792,455,983, representing 17.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,400,000 at October 31, 2020.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Securities disclosed are interest-only strips.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $844,933,754, representing 18.9% of net assets.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(11)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(12)	The rate shown represents current yield to maturity.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(14)	Represents or includes a TBA transaction.

(15)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(16)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2020, the market value of securities pledged was $26,164,764.

(17)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $15,722,080.

(18)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of this security was $18,002, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(19)	Investment valued using significant unobservable inputs.

(20)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
AUD Put/USD Call	BOA	0.70 AUD	11/06/2020	116,899,000	AUD	116,899,000	$354,392	$1,040,702	$(686,310)
AUD Put/USD Call	BOA	0.70 AUD	11/06/2020	116,901,000	AUD	116,901,000	354,398	1,074,292	(719,894)
EUR Put/JPY Call	BOA	120.00 EUR	11/06/2020	96,908,000	EUR	96,908,000	160,154	874,070	(713,916)
EUR Put/JPY Call	BOA	120.00 EUR	11/06/2020	96,909,000	EUR	96,909,000	160,155	892,444	(732,289)

Total purchased OTC option contracts							$1,029,099	$3,881,508	$(2,852,409)

Written option contracts:
Puts
AUD Put/USD Call	BOA	0.67 AUD	11/06/2020	(116,900,000)	AUD	(116,900,000)	$(31,060)	$(474,614)	$443,554
AUD Put/USD Call	BOA	0.67 AUD	11/06/2020	(116,900,000)	AUD	(116,900,000)	$(31,060)	(452,374)	$421,314
EUR Put/JPY Call	BOA	115.00 EUR	11/06/2020	(96,909,000)	EUR	(96,909,000)	(4,740)	(265,725)	260,985
EUR Put/JPY Call	BOA	115.00 EUR	11/06/2020	(96,908,000)	EUR	(96,908,000)	(4,740)	(254,243)	249,503

Total written OTC option contracts							$(71,600)	$(1,446,956)	$1,375,356

The accompanying notes are an integral part of these financial statements.

185

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

OTC Swaption Contracts Outstanding at October 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 10/25/2021	MSC	1.02%	Pay	10/25/2021	USD	13,308,000	13,308,000	$319,150	$306,084	$13,066

Puts
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 08/18/2022	UBS	0.57%	Receive	08/18/2022	USD	21,733,000	21,733,000	$391,468	$321,649	$69,819
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 10/25/2021	MSC	1.02%	Pay	10/25/2021	USD	13,308,000	13,308,000	319,881	306,084	13,797

Total Puts								$711,349	$627,733	$83,616

Total purchased OTC swaption contracts								$1,030,499	$933,817	$96,682

Exchange-Traded Option Contracts Outstanding at October 31, 2020
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
U.S. Treasury Bond Futures Options	177.00 USD	11/20/2020	849	849,000	$490,828	$556,250	$(65,422)
U.S. Treasury Bond Futures Options	178.00 USD	11/20/2020	2,390	2,390,000	933,594	1,554,456	(620,862)

Total purchased exchange-traded option contracts					$1,424,422	$2,110,706	$(686,284)

Exchange-Traded Options Contracts Outstanding at October 31, 2020
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. Treasury Bond Futures Options	180.00 USD	11/20/2020	(2,390)	USD	(2,390,000)	$(410,781)	$(704,373)	$293,592
U.S. Treasury Bond Futures Options	179.00 USD	11/20/2020	(849)	USD	(849,000)	(225,516)	(247,609)	22,093

Total written exchange-traded option contracts						$(636,297)	$(951,982)	$315,685

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 5-Year Bond Future	43	12/18/2020	$4,179,614	$(2,490)
Euro-BTP Future	161	12/08/2020	28,049,421	(84,394)
Euro-OAT Future	56	12/08/2020	11,094,643	147,957
Euro-Schatz Future	66	12/08/2020	8,644,837	3,001
Long Gilt Future	85	12/29/2020	14,940,737	(21,072)
U.S. Treasury 2-Year Note Future	1,147	12/31/2020	253,307,781	(49,099)
U.S. Treasury 10-Year Ultra Future	12	12/21/2020	1,887,375	(22,827)

Total				$(28,924)

The accompanying notes are an integral part of these financial statements.

186

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Short position contracts:
Australian 10-Year Bond Future	1,283	12/15/2020	$134,834,992	$(768,160)
Canadian Government 10-Year Bond Future	197	12/18/2020	22,333,468	89,451
Euro-BOBL Future	879	12/08/2020	139,093,844	(285,319)
Euro-BUND Future	112	12/08/2020	22,977,148	(152,534)
U.S. Treasury 5-Year Note Future	190	12/31/2020	23,864,297	30,894
U.S. Treasury 10-Year Note Future	2,401	12/21/2020	331,863,219	788,341
U.S. Treasury Long Bond Future	50	12/21/2020	8,623,438	170,940
U.S. Treasury Ultra Bond Future	619	12/21/2020	133,085,000	1,522,250

Total				$1,395,863

Total futures contracts				$1,366,939

TBA Sale Commitments Outstanding at October 31, 2020
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 2.00%	$23,725,000	11/15/2050	$(24,471,040)	$12,975
UMBS, 3.50%	19,725,000	11/12/2050	(20,829,523)	(2,462)

Total TBA sales commitments (proceeds receivable $45,311,076)			$(45,300,563)	$10,513

At October 31, 2020, the aggregate market value of TBA Sale Commitments represents (1.0)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.11	MSC	USD	13,475,000	(0.50%)	11/18/2054	Monthly	$—	$(109,269)	$(74,750)	$34,519
CMBX.NA.BBB-.12	MSC	USD	5,600,000	(3.00%)	08/17/2061	Monthly	1,119,653	—	1,181,345	61,692

Total							$1,119,653	$(109,269)	$1,106,595	$96,211

Credit default swaps on single-name issues:
Buy protection:
Deutsche Bank AG	MSC	EUR	5,470,000	(1.00%)	12/20/2024	Quarterly	$576,212	$—	$363,469	$(212,743)

Total OTC credit default swap contracts							$1,695,865	$(109,269)	$1,470,064	$(116,532)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.34.V9	USD	9,384,000	(5.00%)	06/20/2025	Quarterly	$(522,528)	$(453,868)	$68,660
CDX.NA.HY.35.V1	USD	48,050,000	(5.00%)	12/20/2025	Quarterly	(1,868,941)	(1,922,382)	(53,441)
CDX.NA.IG.34.V1	USD	14,450,000	(1.00%)	06/20/2025	Quarterly	(211,863)	(76,759)	135,104
CDX.NA.IG.35.V1	USD	126,991,000	(1.00%)	12/20/2025	Quarterly	(3,005,454)	(2,325,872)	679,582
ITRAXX.FIN.SEN.34.V1	EUR	131,125,000	(1.00%)	12/20/2025	Quarterly	(1,808,236)	(1,388,938)	419,298

Total						$(7,417,022)	$(6,167,819)	$1,249,203

Credit default swaps on indices
Sell protection:
ITRAXX.EUR.34.V1	EUR	133,870,000	1.00%	12/20/2025	Quarterly	$3,576,371	$2,972,742	$(603,629)

The accompanying notes are an integral part of these financial statements.

187

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020 – (continued)
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
American Airlines Group, Inc.	USD	1,525,000	(5.00%)	12/20/2024	Quarterly	$(58,769)	$753,568	$812,337
Bouygues S.A.	EUR	15,175,000	(1.00%)	12/20/2025	Quarterly	(621,890)	(564,804)	57,086
Dillard’s, Inc.	USD	3,670,000	(5.00%)	12/20/2024	Quarterly	(461,215)	(313,725)	147,490
Jaguar Land Rover Automotive	EUR	4,250,000	(5.00%)	12/20/2024	Quarterly	(64,558)	446,006	510,564
Kohl’s Corp.	USD	4,080,000	(1.00%)	12/20/2024	Quarterly	73,908	303,675	229,767
Next plc	EUR	13,225,000	(1.00%)	12/20/2025	Quarterly	385,634	362,527	(23,107)
Renault S.A.	EUR	14,790,000	(1.00%)	06/20/2025	Quarterly	1,681,990	1,220,434	(461,556)
Sprint Communications, Inc.	USD	4,090,000	(5.00%)	06/20/2025	Quarterly	(695,117)	(780,903)	(85,786)

Total						$239,983	$1,426,778	$1,186,795

Total centrally cleared credit default swap contracts						$(3,600,668)	$(1,768,299)	$1,832,369

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2020
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
MSC	12 Mo. EONIA	0.56% Fixed	EUR	550,371,000	12/21/2023	Annual	$7,849	$—	$135,217	$127,368
MSC	12 Mo. SONIA	0.10% Fixed	GBP	166,974,000	12/15/2022	Annual	94,727	—	(61,284)	(156,011)

Total OTC interest rate swap contracts							$102,576	$—	$73,933	$(28,643)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. SONIA	0.00% Fixed	GBP	698,624,000	09/15/2022	Annual	$518,713	$—	$642,218	$123,505
3 Mo. CAD CDOR	1.09% Fixed	CAD	35,760,000	06/15/2025	Semi-Annual	11,642	—	160,041	148,399
3 Mo. CAD CDOR	0.81% Fixed	CAD	20,462,000	12/16/2025	Semi-Annual	—	(2,828)	4,538	7,366
3 Mo. CAD CDOR	0.84% Fixed	CAD	19,756,000	12/16/2025	Semi-Annual	33,525	—	32,817	(708)
3 Mo. CAD CDOR	1.06% Fixed	CAD	9,208,000	12/16/2030	Semi-Annual	—	(5,468)	(61,681)	(56,213)
0.50% Fixed	3 Mo. NZD NZDBBR FRA	NZD	45,318,000	12/16/2025	Semi-Annual	—	(461,440)	(578,391)	(116,951)
3 Mo. NZD NZDBBR FRA	1.01% Fixed	NZD	22,637,000	03/18/2031	Semi-Annual	5,162	—	16,446	11,284
0.34% Fixed	3 Mo. SEK STIBOR	SEK	245,486,000	09/21/2025	Annual	3,281	—	(204,439)	(207,720)
0.25% Fixed	3 Mo. SEK STIBOR	SEK	271,900,000	12/16/2025	Annual	30,201	—	(311,118)	(341,319)
0.34% Fixed	3 Mo. SEK STIBOR	SEK	58,714,000	03/17/2031	Annual	13,599	—	(16,355)	(29,954)
0.40% Fixed	3 Mo. USD LIBOR	USD	36,925,000	10/08/2025	Semi-Annual	—	(17,628)	67,455	85,083
3 Mo. USD LIBOR	0.44% Fixed	USD	14,966,000	12/16/2025	Semi-Annual	72,450	—	(18,939)	(91,389)
3 Mo. USD LIBOR	0.47% Fixed	USD	22,271,000	03/15/2026	Semi-Annual	—	(17,982)	(130,674)	(112,692)
3 Mo. USD LIBOR	0.69% Fixed	USD	6,849,000	12/16/2030	Semi-Annual	20,835	—	(140,127)	(160,962)
3 Mo. USD LIBOR	1.06% Fixed	USD	15,055,000	12/17/2030	Semi-Annual	—	(24,761)	(205,409)	(180,648)
6 Mo. AUD BBSW	0.59% Fixed	AUD	21,113,000	12/16/2025	Semi-Annual	—	(3,371)	234,543	237,914
6 Mo. AUD BBSW	0.56% Fixed	AUD	30,466,000	03/15/2026	Semi-Annual	18,110	—	58,654	40,544
6 Mo. AUD BBSW	1.09% Fixed	AUD	9,777,000	12/16/2030	Semi-Annual	17,928	—	199,133	181,205
6 Mo. AUD BBSW	1.44% Fixed	AUD	21,134,000	03/18/2031	Semi-Annual	46,174	—	34,041	(12,133)
0.16% Fixed	6 Mo. EUR EURIBOR	EUR	22,018,000	09/21/2025	Annual	—	(4,985)	(243,191)	(238,206)
0.22% Fixed	6 Mo. EUR EURIBOR	EUR	25,731,000	12/16/2025	Annual	3,631	—	(415,239)	(418,870)
0.00% Fixed	6 Mo. EUR EURIBOR	EUR	5,713,000	12/16/2030	Annual	6,722	—	(184,114)	(190,836)
0.66% Fixed	6 Mo. GBP LIBOR	GBP	20,818,000	06/15/2025	Semi-Annual	—	(8,217)	(299,571)	(291,354)
0.38% Fixed	6 Mo. GBP LIBOR	GBP	11,332,000	12/16/2025	Semi-Annual	—	(35,229)	(108,380)	(73,151)
0.53% Fixed	6 Mo. GBP LIBOR	GBP	5,245,000	12/16/2030	Semi-Annual	—	(35,208)	(55,898)	(20,690)
0.59% Fixed	6 Mo. GBP LIBOR	GBP	11,752,000	03/18/2031	Semi-Annual	96,046	—	71,694	(24,352)
0.13% Fixed	6 Mo. JPY LIBOR	JPY	2,811,383,000	12/15/2024	Semi-Annual	8,154	—	71,550	63,396
0.06% Fixed	6 Mo. JPY LIBOR	JPY	702,782,000	03/17/2031	Semi-Annual	—	(14,199)	(78)	14,121

The accompanying notes are an integral part of these financial statements.

188

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2020 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
6 Mo. NOK NIBOR	0.72% Fixed	NOK	140,015,000	12/16/2025	Annual	$—	$(11,341)	$18,166	$29,507
6 Mo. NOK NIBOR	0.91% Fixed	NOK	217,819,000	12/21/2025	Annual	—	(3,960)	45,307	49,267
6 Mo. NOK NIBOR	0.88% Fixed	NOK	64,741,000	12/16/2030	Annual	—	—	(59,925)	(59,925)

Total centrally cleared interest rate swap contracts						$906,173	$(646,617)	$(1,376,926)	$(1,636,482)

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
126,339,000	AUD	88,517,070	USD	MSC	11/04/2020	$337,181	$(48,372)
630,000	AUD	448,486	USD	CBK	11/04/2020	—	(5,648)
9,957,000	AUD	7,026,177	USD	BNP	11/04/2020	—	(27,229)
3,938,000	AUD	2,803,421	USD	BCLY	11/04/2020	—	(35,332)
113,713,000	AUD	79,992,693	USD	UBS	11/04/2020	—	(61,849)
10,648,000	AUD	7,563,378	USD	JPM	11/04/2020	—	(78,715)
116,903,000	AUD	82,293,308	USD	HSBC	11/04/2020	—	(120,157)
112,554,000	AUD	79,370,299	USD	BOA	11/04/2020	—	(254,135)
25,712,000	AUD	18,006,067	USD	MSC	12/03/2020	71,140	(1,074)
625,000	AUD	441,237	USD	BCLY	12/03/2020	—	(1,848)
630,000	AUD	445,264	USD	JPM	12/03/2020	—	(2,359)
5,795,000	BRL	1,006,240	USD	MSC	11/04/2020	3,713	(226)
36,515,000	BRL	6,527,420	USD	CBK	11/04/2020	1,994	(167,005)
3,770,000	BRL	656,714	USD	MSC	12/02/2020	—	(693)
1,150,000	CAD	870,485	USD	BCLY	11/04/2020	—	(7,301)
4,815,000	CAD	3,627,854	USD	GSC	11/04/2020	—	(13,741)
3,741,000	CAD	2,821,782	USD	JPM	11/04/2020	5,636	(19,443)
2,890,000	CAD	2,191,164	USD	MSC	11/04/2020	—	(21,945)
717,031,000	CAD	538,452,198	USD	BNP	11/04/2020	—	(252,617)
6,030,000	CAD	4,524,094	USD	MSC	12/03/2020	2,833	(349)
590,000	CAD	442,799	USD	BCLY	12/03/2020	100	—
590,000	CAD	443,286	USD	JPM	12/03/2020	—	(387)
5,597,000	CHF	6,035,543	USD	BNP	11/04/2020	69,112	—
860,000	CHF	934,494	USD	JPM	11/04/2020	4,441	(933)
849,000	CHF	933,290	USD	MSC	11/04/2020	—	(7,285)
1,980,000	CHF	2,170,235	USD	BCLY	11/04/2020	—	(10,646)
895,000	CHF	981,047	USD	BCLY	12/03/2020	—	(4,017)
4,806,000	CHF	5,251,019	USD	UBS	12/03/2020	—	(4,529)
1,374,605,000	CLP	1,775,975	USD	BNP	11/04/2020	1,516	—
1,462,833,000	CNH	218,079,184	USD	JPM	11/04/2020	549,661	(238,520)
299,515,000	CNH	45,071,705	USD	MSC	11/04/2020	—	(356,294)
401,412,000	CNH	59,877,385	USD	JPM	12/03/2020	—	(75,289)
6,424,325,000	COP	1,664,954	USD	GSC	11/04/2020	—	(5,370)
12,848,650,000	COP	3,329,908	USD	HSBC	11/04/2020	—	(10,739)
25,697,300,000	COP	6,650,278	USD	CBK	11/04/2020	6,727	(18,668)
8,700,000	CZK	374,164	USD	BNP	11/04/2020	—	(2,306)
8,700,000	CZK	371,241	USD	MSC	12/03/2020	704	—
900,084,000	DKK	141,083,420	USD	MSC	11/04/2020	—	(257,317)
428,000	EUR	499,505	USD	BCLY	11/04/2020	—	(991)
804,000	EUR	946,782	USD	MSC	11/04/2020	—	(10,322)
43,523,000	EUR	50,704,421	USD	CBK	11/04/2020	—	(10,880)
2,280,000	EUR	2,672,762	USD	CSFB	11/04/2020	—	(17,125)
101,293,000	EUR	118,208,931	USD	TDB	11/04/2020	—	(227,613)
39,612,000	EUR	46,607,153	USD	JPM	11/04/2020	—	(468,960)
18,984,000	EUR	22,132,971	USD	GSC	12/03/2020	—	(6,626)
1,509,000	EUR	1,768,056	USD	JPM	12/03/2020	—	(9,278)
45,803,000	EUR	53,485,583	USD	TDB	12/03/2020	—	(100,996)
78,849,000	EUR	92,019,569	USD	MSC	12/03/2020	—	(119,010)
204,432,000	GBP	264,330,576	USD	BOA	11/04/2020	518,000	—
6,320,000	GBP	8,164,675	USD	SSG	11/04/2020	23,099	—
1,741,000	GBP	2,242,423	USD	BCLY	11/04/2020	17,832	(4,730)
3,518,000	GBP	4,558,660	USD	JPM	11/04/2020	11,531	(12,503)
1,000,000	GBP	1,297,822	USD	MSC	11/04/2020	698	(2,986)
3,108,000	GBP	4,030,830	USD	CBK	11/04/2020	—	(4,311)
105,000	GBP	136,788	USD	BCLY	11/30/2020	—	(735)
121,283,000	GBP	156,649,501	USD	HSBC	12/03/2020	507,136	—

The accompanying notes are an integral part of these financial statements.

189

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
73,553,000	GBP	95,067,698	USD	JPM	12/03/2020	$241,143	$—
413,000	GBP	533,314	USD	MSC	12/03/2020	1,845	—
344,000	GBP	444,472	USD	BCLY	12/03/2020	1,278	—
1,612,748,000	HUF	5,160,520	USD	MSC	11/04/2020	—	(40,549)
1,496,000,000	HUF	4,748,023	USD	MSC	12/03/2020	—	(486)
906,000,000	IDR	60,320	USD	MSC	11/04/2020	1,606	—
906,000,000	IDR	61,595	USD	MSC	12/03/2020	162	—
1,869,000	ILS	546,012	USD	CBK	11/04/2020	1,765	—
8,355,000	ILS	2,465,155	USD	BCLY	11/04/2020	—	(16,423)
788,087,000	INR	10,621,119	USD	JPM	11/04/2020	9,568	—
259,590,000	INR	3,536,408	USD	CBK	11/04/2020	—	(34,738)
261,050,000	INR	3,566,744	USD	SCB	11/04/2020	—	(45,381)
1,308,727,000	INR	17,484,663	USD	MSC	12/03/2020	123,563	—
67,839,561,000	JPY	644,400,118	USD	MSC	11/04/2020	3,608,050	(1,301)
1,726,648,000	JPY	16,370,844	USD	BCLY	11/04/2020	122,184	—
1,884,670,000	JPY	17,926,590	USD	SSG	11/04/2020	75,872	—
775,100,000	JPY	7,343,410	USD	JPM	11/04/2020	60,384	—
473,400,000	JPY	4,483,124	USD	BOA	11/04/2020	38,816	—
47,000,000	JPY	449,380	USD	JPM	12/03/2020	—	(274)
47,000,000	JPY	450,848	USD	BCLY	12/03/2020	—	(1,742)
70,293,748,000	JPY	673,789,998	USD	MSC	12/03/2020	—	(2,102,125)
5,381,980,000	KRW	4,722,071	USD	MSC	11/04/2020	20,872	—
288,427,236,000	KRW	254,208,262	USD	BNP	11/04/2020	—	(27,843)
564,120,000	MXN	25,153,145	USD	BCLY	11/04/2020	1,428,614	—
319,826,000	MXN	14,985,861	USD	BNP	11/04/2020	84,581	—
938,000	MXN	41,474	USD	CBK	11/04/2020	2,725	—
74,810,000	MXN	3,505,615	USD	UBS	12/03/2020	8,109	—
938,000	MXN	43,807	USD	BNP	12/03/2020	249	—
105,250,000	NOK	10,985,334	USD	BCLY	11/04/2020	39,476	—
976,562,000	NOK	102,555,793	USD	CBK	11/04/2020	—	(262,109)
1,421,974,000	NOK	149,234,396	USD	MSC	11/04/2020	2,277	(286,624)
724,620,000	NOK	77,396,246	USD	JPM	11/04/2020	30,889	(1,524,069)
8,280,000	NOK	872,971	USD	BCLY	12/03/2020	343	(6,130)
8,280,000	NOK	875,239	USD	JPM	12/03/2020	—	(8,055)
1,698,212,000	NOK	178,163,716	USD	MSC	12/03/2020	—	(306,109)
5,085,000	NZD	3,356,148	USD	BCLY	11/04/2020	9,075	(3,021)
5,515,000	NZD	3,660,653	USD	WEST	11/04/2020	—	(14,136)
247,634,000	NZD	163,754,786	USD	MSC	11/04/2020	29,296	(48,513)
107,135,000	NZD	70,929,561	USD	JPM	11/04/2020	159,936	(251,850)
43,437,000	NZD	28,851,803	USD	GSC	11/04/2020	—	(131,264)
2,810,000	NZD	1,858,856	USD	MSC	12/03/2020	—	(826)
670,000	NZD	445,312	USD	JPM	12/03/2020	—	(2,294)
1,917,000	PEN	530,437	USD	CBK	11/04/2020	—	(228)
543,410,000	PHP	11,206,710	USD	JPM	11/04/2020	24,267	(647)
208,610,000	PHP	4,309,056	USD	JPM	12/03/2020	2,538	—
9,814,000	PLN	2,515,040	USD	BNP	11/04/2020	—	(35,848)
23,470,000	PLN	6,055,407	USD	BCLY	11/04/2020	—	(126,466)
27,243,000	PLN	6,890,420	USD	MSC	12/03/2020	—	(7,875)
192,010,000	RUB	2,456,860	USD	CBK	11/05/2020	—	(41,146)
1,066,034,000	RUB	13,564,694	USD	HSBC	11/05/2020	—	(152,721)
932,595,000	SEK	104,621,293	USD	JPM	11/04/2020	745,040	(556,758)
49,009,000	SEK	5,406,823	USD	CBK	11/04/2020	101,048	—
1,253,802,000	SEK	140,847,787	USD	MSC	11/04/2020	72,900	(12,302)
12,210,000	SEK	1,383,561	USD	BCLY	11/04/2020	58	(11,400)
616,000,000	SEK	69,225,153	USD	MSC	12/03/2020	34,448	(7,672)
3,950,000	SEK	442,256	USD	JPM	12/03/2020	1,811	—
7,810,000	SEK	878,762	USD	CBK	12/03/2020	1,513	(2,259)
3,920,000	SEK	443,035	USD	BCLY	12/03/2020	—	(2,341)
10,673,000	SGD	7,753,199	USD	CBK	11/04/2020	60,378	—
720,000	SGD	531,031	USD	BCLY	11/04/2020	—	(3,928)
1,920,000	SGD	1,410,024	USD	JPM	11/04/2020	—	(4,415)
5,740,000	SGD	4,226,706	USD	MSC	11/04/2020	—	(24,520)
1,465,000	SGD	1,072,069	USD	MSC	12/03/2020	462	—
5,917,000	SGD	4,335,497	USD	HSBC	12/03/2020	—	(3,644)

The accompanying notes are an integral part of these financial statements.

190

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
599,510,000	THB	19,139,902	USD	JPM	11/04/2020	$122,385	$(27,891)
142,320,000	THB	4,557,886	USD	HSBC	11/04/2020	8,241	—
175,040,000	THB	5,609,357	USD	SCB	11/04/2020	6,543	—
505,653,000	THB	16,056,060	USD	SCB	12/03/2020	164,116	—
83,990,000	THB	2,682,787	USD	CSFB	12/03/2020	11,418	—
560,535,000	TRY	70,917,601	USD	GSC	11/04/2020	—	(4,146,705)
55,389,000	TRY	6,533,571	USD	BCLY	12/03/2020	—	(34,436)
151,115,000	TWD	5,187,785	USD	BCLY	11/04/2020	95,373	—
129,400,000	TWD	4,481,385	USD	UBS	11/04/2020	42,591	—
70,145,000	TWD	2,456,057	USD	MSC	11/04/2020	—	(3,706)
1,289,140,000	TWD	45,106,368	USD	HSBC	11/04/2020	—	(36,518)
1,327,690,000	TWD	46,815,585	USD	BNP	12/03/2020	—	(393,670)
76,231,645	USD	107,069,000	AUD	BCLY	11/04/2020	971,564	(581)
75,672,345	USD	106,348,000	AUD	UBS	11/04/2020	918,487	—
94,692,147	USD	134,191,000	AUD	BNP	11/04/2020	366,961	—
94,192,516	USD	133,611,000	AUD	MSC	11/04/2020	346,040	(71,018)
2,336,784	USD	3,303,000	AUD	CBK	11/04/2020	15,048	—
7,153,781	USD	10,160,000	AUD	JPM	11/04/2020	19,125	(6,985)
74,934,250	USD	106,349,000	AUD	BOA	12/03/2020	168,432	—
1,433,309	USD	2,025,000	AUD	BCLY	12/03/2020	9,686	—
74,775,258	USD	106,349,000	AUD	UBS	12/03/2020	9,440	—
74,773,917	USD	106,348,000	AUD	HSBC	12/03/2020	8,802	—
450,349	USD	640,000	AUD	JPM	12/03/2020	414	—
84,224,713	USD	120,284,000	AUD	MSC	12/03/2020	29	(337,762)
6,433,099	USD	36,515,000	BRL	CBK	11/04/2020	74,403	(3,713)
1,008,154	USD	5,795,000	BRL	MSC	11/04/2020	421	(1,994)
352,744	USD	2,025,000	BRL	MSC	12/02/2020	372	—
1,342,129	USD	1,776,000	CAD	JPM	11/04/2020	9,072	—
960,000	USD	1,270,000	CAD	BCLY	11/04/2020	6,745	—
5,365,965	USD	7,185,000	CAD	CIBC	11/04/2020	—	(27,057)
537,526,723	USD	719,396,000	CAD	MSC	11/04/2020	1,807	(2,449,820)
538,499,106	USD	717,031,000	CAD	BNP	12/03/2020	240,886	—
441,180	USD	590,000	CAD	MSC	12/03/2020	—	(1,719)
1,754,616	USD	1,600,000	CHF	BCLY	11/04/2020	9,495	—
1,401,500	USD	1,280,000	CHF	JPM	11/04/2020	5,403	—
5,246,668	USD	4,806,000	CHF	UBS	11/04/2020	4,758	—
440,732	USD	400,000	CHF	CBK	11/04/2020	4,452	—
1,311,588	USD	1,200,000	CHF	MSC	11/04/2020	4,505	(1,759)
895,165	USD	815,000	CHF	BCLY	12/03/2020	5,468	—
444,843	USD	405,000	CHF	MSC	12/03/2020	2,723	—
444,319	USD	405,000	CHF	JPM	12/03/2020	2,199	—
1,751,736	USD	1,374,605,000	CLP	BNP	11/04/2020	—	(25,755)
1,775,792	USD	1,374,605,000	CLP	BNP	12/03/2020	—	(1,491)
1,559,538	USD	1,210,825,000	CLP	CBK	12/03/2020	—	(5,988)
258,694,975	USD	1,762,348,000	CNH	JPM	11/04/2020	73,902	(4,484,663)
193,254,673	USD	1,295,560,000	CNH	JPM	12/03/2020	242,996	—
6,659,626	USD	25,697,300,000	COP	CBK	11/04/2020	21,289	—
3,328,666	USD	12,848,650,000	COP	HSBC	11/04/2020	9,497	—
1,663,686	USD	6,424,325,000	COP	GSC	11/04/2020	4,102	—
2,002,118	USD	7,688,532,000	COP	CBK	12/03/2020	18,771	—
371,208	USD	8,700,000	CZK	MSC	11/04/2020	—	(650)
141,024,842	USD	900,084,000	DKK	MSC	11/04/2020	198,739	—
141,174,146	USD	900,084,000	DKK	MSC	12/03/2020	252,592	—
53,452,101	USD	45,803,000	EUR	TDB	11/04/2020	102,923	—
160,573,515	USD	137,831,000	EUR	CBK	11/04/2020	34,454	—
2,228,650	USD	1,887,000	EUR	MSC	11/04/2020	30,761	—
2,319,965	USD	1,973,000	EUR	JPM	11/04/2020	21,908	—
526,670	USD	446,000	EUR	BCLY	11/04/2020	7,190	—
189,709,044	USD	160,108,369	EUR	CBK	11/30/2020	3,115,537	—
118,282,976	USD	101,293,000	EUR	TDB	12/03/2020	223,352	—
44,912,424	USD	38,347,000	EUR	JPM	12/03/2020	217,999	—
2,666,399	USD	2,272,000	EUR	CSFB	12/03/2020	18,324	—
445,632	USD	379,000	EUR	CBK	12/03/2020	3,897	—
1,158,147	USD	991,000	EUR	MSC	12/03/2020	3,110	—

The accompanying notes are an integral part of these financial statements.

191

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
442,302	USD	377,000	EUR	BCLY	12/03/2020	$2,899	$—
26,747,347	USD	20,524,000	GBP	JPM	11/04/2020	169,668	(11,859)
22,881,084	USD	17,545,000	GBP	HSBC	11/04/2020	150,942	—
25,295,839	USD	19,440,000	GBP	SSG	11/04/2020	110,661	—
2,371,379	USD	1,825,000	GBP	MSC	11/04/2020	14,015	(6,985)
4,904,630	USD	3,782,000	GBP	BOA	11/04/2020	4,921	—
202,527,632	USD	157,003,000	GBP	BCLY	11/04/2020	16,245	(891,313)
2,721,421	USD	2,089,000	GBP	BCLY	11/30/2020	14,621	—
446,188	USD	343,000	GBP	JPM	12/03/2020	1,734	—
445,107	USD	344,000	GBP	CBK	12/03/2020	—	(643)
264,373,711	USD	204,432,000	GBP	BOA	12/03/2020	—	(526,116)
5,123,610	USD	1,612,748,000	HUF	MSC	11/04/2020	3,639	—
370,536	USD	116,748,000	HUF	MSC	12/03/2020	38	—
61,738	USD	906,000,000	IDR	MSC	11/04/2020	—	(188)
2,956,088	USD	10,224,000	ILS	CBK	11/04/2020	—	(40,421)
546,144	USD	1,869,000	ILS	CBK	12/03/2020	—	(1,787)
17,533,856	USD	1,308,727,000	INR	MSC	11/04/2020	—	(119,864)
7,988,801	USD	596,910,000	INR	SCB	12/03/2020	—	(42,305)
683,321,821	USD	71,321,079,000	JPY	MSC	11/04/2020	2,123,402	(64,078)
5,461,627	USD	571,500,000	JPY	JPM	11/04/2020	7,672	(5,042)
516,509	USD	54,600,000	JPY	BCLY	11/04/2020	—	(5,033)
7,130,619	USD	752,200,000	JPY	DEUT	11/04/2020	—	(54,433)
267,692,132	USD	28,589,600,000	JPY	MSC	11/16/2020	—	(5,434,827)
160,135,408	USD	16,723,195,000	JPY	MSC	12/03/2020	337,878	—
42,498,730	USD	4,434,529,000	JPY	JPM	12/03/2020	124,843	—
13,626,945	USD	1,422,465,000	JPY	BOA	12/03/2020	34,662	—
22,672,734	USD	2,370,788,000	JPY	GSC	12/03/2020	18,805	—
899,665	USD	93,800,000	JPY	BCLY	12/03/2020	3,365	—
176,605,533	USD	18,726,350,000	JPY	BCLY	12/14/2020	—	(2,374,417)
330,119,271	USD	34,819,000,000	JPY	BCLY	01/12/2021	—	(2,830,805)
111,904,246	USD	11,827,350,000	JPY	JPM	01/19/2021	—	(1,202,486)
250,380,686	USD	293,809,216,000	KRW	HSBC	11/04/2020	—	(8,542,676)
254,170,179	USD	288,427,236,000	KRW	BNP	12/03/2020	—	—
43,951	USD	938,000	MXN	BNP	11/04/2020	—	(248)
4,401,438	USD	99,546,000	MXN	CBK	11/04/2020	—	(289,245)
36,282,346	USD	784,400,000	MXN	UBS	11/04/2020	—	(679,172)
14,936,799	USD	319,826,000	MXN	BNP	12/03/2020	—	(84,994)
38,283,116	USD	353,486,000	NOK	JPM	11/04/2020	1,257,101	(1,214)
181,017,389	USD	1,724,452,000	NOK	MSC	11/04/2020	383,218	(84)
119,499,896	USD	1,137,908,000	NOK	CBK	11/04/2020	305,414	—
1,337,958	USD	12,560,000	NOK	BCLY	11/04/2020	22,575	(261)
67,131,278	USD	625,320,000	NOK	JPM	12/03/2020	1,640,091	—
163,255,473	USD	1,553,391,000	NOK	MSC	12/03/2020	565,299	—
3,109,458	USD	4,667,000	NZD	BCLY	11/04/2020	23,638	—
449,229	USD	670,000	NZD	CBK	11/04/2020	6,225	—
2,891,770	USD	4,375,000	NZD	SSG	11/04/2020	—	(979)
6,364,809	USD	9,695,000	NZD	JPM	11/04/2020	8,407	(53,930)
255,087,809	USD	389,399,000	NZD	MSC	11/04/2020	11,694	(2,394,451)
32,012,315	USD	48,262,000	NZD	HSBC	12/03/2020	100,473	—
160,330,126	USD	242,404,000	NZD	MSC	12/03/2020	47,544	—
534,221	USD	1,917,000	PEN	CBK	11/04/2020	4,013	—
530,408	USD	1,917,000	PEN	CBK	12/03/2020	155	—
4,309,234	USD	208,610,000	PHP	JPM	11/04/2020	—	(1,985)
3,316,059	USD	161,890,000	PHP	SCB	11/04/2020	—	(29,625)
3,542,512	USD	172,910,000	PHP	HSBC	11/04/2020	—	(30,916)
1,548,131	USD	6,041,000	PLN	BNP	11/04/2020	22,066	—
6,889,985	USD	27,243,000	PLN	MSC	11/04/2020	7,917	—
3,298,906	USD	13,000,000	PLN	BCLY	12/03/2020	14,647	—
8,624,600	USD	681,904,000	RUB	HSBC	11/05/2020	45,438	—
3,281,436	USD	258,610,000	RUB	BOA	11/05/2020	27,815	—
4,022,422	USD	317,530,000	RUB	JPM	11/05/2020	27,517	—
6,846,149	USD	544,464,000	RUB	HSBC	12/03/2020	16,090	—
9,248,346	USD	81,840,000	SEK	JPM	11/04/2020	57,618	(6,850)
3,654,629	USD	32,310,000	SEK	BCLY	11/04/2020	25,589	(2,114)

The accompanying notes are an integral part of these financial statements.

192

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
69,725,056	USD	620,440,000	SEK	MSC	11/04/2020	$27,351	$(30,369)
2,419,203	USD	22,020,000	SEK	UBS	11/04/2020	—	(55,512)
164,492,289	USD	1,491,006,000	SEK	CBK	11/04/2020	—	(3,074,238)
66,742,202	USD	587,880,000	SEK	JPM	12/03/2020	651,578	—
890,296	USD	7,840,000	SEK	BCLY	12/03/2020	8,908	—
140,506,995	USD	1,250,412,000	SEK	MSC	12/03/2020	—	(66,778)
966,207	USD	1,310,000	SGD	JPM	11/04/2020	7,172	—
4,335,434	USD	5,917,000	SGD	HSBC	11/04/2020	3,668	—
1,951,194	USD	2,686,000	SGD	CBK	11/04/2020	—	(15,195)
2,218,760	USD	3,055,000	SGD	MSC	11/04/2020	—	(17,769)
4,414,266	USD	6,085,000	SGD	BNP	11/04/2020	—	(40,490)
16,066,048	USD	505,653,000	THB	SCB	11/04/2020	—	(157,084)
12,972,145	USD	411,217,000	THB	JPM	11/04/2020	—	(221,147)
64,198,881	USD	505,146,000	TRY	GSC	11/04/2020	4,025,920	—
6,635,400	USD	55,389,000	TRY	BCLY	11/04/2020	37,465	—
2,177,870	USD	18,305,000	TRY	GSC	12/03/2020	30,031	—
2,616,768	USD	22,270,000	TRY	BCLY	12/03/2020	3,690	—
46,451,963	USD	1,327,690,000	TWD	BNP	11/04/2020	34,360	—
5,602,441	USD	162,975,000	TWD	UBS	11/04/2020	—	(95,357)
5,108,238	USD	149,135,000	TWD	JPM	11/04/2020	—	(105,697)
6,641,257	USD	107,510,000	ZAR	BOA	11/04/2020	37,915	—
5,170,419	USD	85,900,000	ZAR	MSC	11/04/2020	—	(105,622)
13,076,038	USD	215,020,000	ZAR	JPM	11/04/2020	66,427	(197,073)
62,268,973	USD	1,072,741,000	ZAR	GSC	11/04/2020	—	(3,619,555)
55,258,997	USD	905,811,000	ZAR	MSC	12/03/2020	—	(186,118)
376,550,000	ZAR	21,860,821	USD	GSC	11/04/2020	1,267,153	—
905,811,000	ZAR	55,447,066	USD	MSC	11/04/2020	188,500	—
90,540,000	ZAR	5,378,425	USD	JPM	11/04/2020	182,607	—
108,270,000	ZAR	6,584,285	USD	BOA	11/04/2020	65,737	—
108,270,000	ZAR	6,592,584	USD	BOA	12/03/2020	34,674	—

Total Foreign Currency Contracts						$31,972,652	$(55,002,667)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$355,007,226	$—	$355,007,226	$—
Corporate Bonds	665,449,575	—	665,449,575	—
Foreign Government Obligations	2,868,497,059	—	2,868,497,059	—
Senior Floating Rate Interests	94,230,636	—	94,230,636	—
U.S. Government Agencies	119,758,920	—	119,758,920	—
U.S. Government Securities	290,437,203	—	290,437,203	—
Convertible Bonds	10,724,740	—	10,724,740	—
Common Stocks
Consumer Services	257,895	257,895	—	—
Energy	18,002	—	—	18,002
Utilities	118,205	—	118,205	—
Preferred Stocks	543,114	543,114	—	—
Convertible Preferred Stocks	7,004,533	7,004,533	—	—
Short-Term Investments	81,319,405	2,864,947	78,454,458	—
Purchased Options	3,484,020	1,424,422	2,059,598	—
Foreign Currency Contracts(2)	31,972,652	—	31,972,652	—
Futures Contracts(2)	2,752,834	2,752,834	—	—
Swaps - Credit Default(2)	3,156,099	—	3,156,099	—
Swaps - Interest Rate(2)	1,118,959	—	1,118,959	—

Total	$4,535,851,077	$14,847,745	$4,520,985,330	$18,002

The accompanying notes are an integral part of these financial statements.

193

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
Liabilities
Foreign Currency Contracts(2)	$(55,002,667)	$—	$(55,002,667)	$—
Futures Contracts(2)	(1,385,895)	(1,385,895)	—	—
Swaps - Credit Default(2)	(1,440,262)	—	(1,440,262)	—
Swaps - Interest Rate(2)	(2,784,084)	—	(2,784,084)	—
TBA Sale Commitments	(45,300,563)	—	(45,300,563)	—
Written Options	(707,897)	(636,297)	(71,600)	—

Total	$(106,621,368)	$(2,022,192)	$(104,599,176)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

194

Hartford Fixed Income Funds

GLOSSARY: (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TDB	Toronto-Dominion Bank
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage-Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index

Index Abbreviations: – (continued)
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EONIA	Euro Overnight Index Average
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
SONIA	Sterling Overnight Index Average

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration

Other Abbreviations:
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
BBSW	Bank Bill Swap Reference Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CD	Certificate of Deposit
CDOR	Canadian Dollar Offered Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Housing and Urban Development
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MUNIPSA	Municipal Swap Index Yield
NATL	National Public Finance Guarantee Corp.
NIBOR	Norwegian Interbank Offered Rate
NZDBB	New Zealand Bank Bill
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Loan Fund
SCP	State Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
ST GTD	State Guaranteed
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
UMBS	Uniform Mortgage-Backed Securities

195

Hartford Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2020

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund
Assets:
Investments in securities, at market value	$60,933,333	$1,906,915,382	$343,837,006	$344,426,467
Repurchase agreements	1,606,303	—	—	9,299,419
Cash	691,092	164,250	343,702	4,076,857
Cash collateral due from broker on swap contracts	335,000	—	—	—
Foreign currency	462,919	18,890,067	9,723,538	55,175
Unrealized appreciation on OTC swap contracts	59,162	3,039,627	807,831	—
Unrealized appreciation on foreign currency contracts	959,098	4,416,130	1,010,538	365,224
Receivables:
From affiliates	12,968	4,923	18,036	39,579
Investment securities sold	592,742	79,258,146	18,376,269	2,492,692
Fund shares sold	143,663	856,102	159,450	571,834
Dividends and interest	799,924	7,607,545	1,356,325	5,195,227
Securities lending income	7	—	—	—
Variation margin on futures contracts	93,879	—	—	—
Tax reclaims	72,078	—	—	2,587
Other assets	45,247	88,952	64,228	66,230

Total assets	66,807,415	2,021,241,124	375,696,923	366,591,291

Liabilities:
Unrealized depreciation on foreign currency contracts	1,258,789	459,134	107,115	144
Unrealized depreciation on OTC swap contracts	113,067	231,943	61,753	—
Cash collateral due to broker on swap contracts	—	2,320,000	790,000	—
Unfunded loan commitments	—	5,435,295	1,313,015	—
Payables:
Investment securities purchased	1,706,817	194,255,939	43,013,432	3,492,909
Fund shares redeemed	185,659	31,520,122	922,560	455,562
Investment management fees	42,058	962,248	198,569	154,563
Transfer agent fees	13,701	268,064	53,464	78,880
Accounting services fees	784	21,927	3,966	4,322
Board of Directors’ fees	355	8,946	1,449	1,346
Variation margin on centrally cleared swap contracts	19,313	—	—	—
Foreign taxes	10,281	—	—	—
Distribution fees	476	65,259	8,992	14,203
Distributions payable	—	987,124	5,278	21,871
Written options	201,488	—	—	—
Accrued expenses	61,805	210,348	68,896	78,296
OTC swap contracts premiums received	—	65,543	5,313	—

Total liabilities	3,614,593	236,811,892	46,553,802	4,302,096

Net assets	$63,192,822	$1,784,429,232	$329,143,121	$362,289,195

Summary of Net Assets:
Capital stock and paid-in-capital	$136,481,555	$2,351,510,886	$403,644,901	$382,643,986
Distributable earnings (loss)	(73,288,733)	(567,081,654)	(74,501,780)	(20,354,791)

Net assets	$63,192,822	$1,784,429,232	$329,143,121	$362,289,195

Shares authorized	550,000,000	3,200,000,000	550,000,000	475,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$5.39	$8.04	$9.23	$7.27

Maximum offering price per share	$5.64	$8.29	$9.52	$7.61

Shares outstanding	823,600	82,012,747	6,976,719	32,895,874

Net Assets	$4,440,758	$659,749,444	$64,413,726	$239,310,096

Class C: Net asset value per share	$5.40	$8.12	$9.31	$7.25

Shares outstanding	332,363	28,538,590	4,106,724	3,601,526

Net Assets	$1,794,855	$231,746,745	$38,246,412	$26,125,232

Class I: Net asset value per share	$5.37	$8.03	$9.18	$7.30

Shares outstanding	1,974,702	93,305,819	21,136,818	2,832,745

Net Assets	$10,595,685	$749,601,271	$194,107,320	$20,666,197

The accompanying notes are an integral part of these financial statements.

196

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund
Class R3: Net asset value per share	$5.37	$8.10	$9.25	$7.28

Shares outstanding	2,013	578,583	13,861	256,330

Net Assets	$10,815	$4,684,160	$128,248	$1,865,629

Class R4: Net asset value per share	$5.37	$8.04	$9.21	$7.29

Shares outstanding	8,073	282,920	37,649	136,768

Net Assets	$43,328	$2,274,204	$346,874	$996,795

Class R5: Net asset value per share	$5.15	$8.03	$9.18	$7.26

Shares outstanding	8,697	122,899	1,154,670	84,580

Net Assets	$44,746	$986,910	$10,604,549	$613,821

Class Y: Net asset value per share	$5.33	$8.01	$9.19	$7.20

Shares outstanding	8,083,216	5,313,320	807,854	117,947

Net Assets	$43,061,724	$42,537,750	$7,422,335	$848,720

Class F: Net asset value per share	$5.37	$8.02	$9.20	$7.28

Shares outstanding	596,153	11,570,443	1,507,777	9,872,398

Net Assets	$3,200,911	$92,848,748	$13,873,657	$71,862,705

Cost of investments	$63,678,359	$1,995,035,126	$354,312,515	$349,776,662
Cost of foreign currency	$463,683	$18,893,120	$9,725,204	$55,308
Proceeds of written option contracts	$301,156	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

197

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund
Assets:
Investments in securities, at market value(1)	$516,283,727	$79,807,736	$1,378,446,053	$23,941,481
Repurchase agreements	15,746,853	3,206,325	71,063,251	1,442,949
Cash	11,417,670	1,473,220	31,564,836	634,246
Cash collateral held for securities on loan	6,023	—	—	—
Foreign currency	2,169,078	—	—	—
Unrealized appreciation on OTC swap contracts	1,877,135	—	—	—
Unrealized appreciation on foreign currency contracts	814,245	—	—	—
Receivables:
From affiliates	—	15,740	—	8,833
Investment securities sold	10,075,783	—	—	—
Fund shares sold	584,032	106,972	1,946,868	—
Dividends and interest	1,037,429	828,908	15,379,995	268,062
Other assets	63,278	36,684	68,891	25,596

Total assets	560,075,253	85,475,585	1,498,469,894	26,321,167

Liabilities:
Unrealized depreciation on foreign currency contracts	405,898	—	—	—
Unrealized depreciation on bond forward contracts	220,308	—	—	—
Obligation to return securities lending collateral	120,450	—	—	—
Unrealized depreciation on OTC swap contracts	1,179,730	—	—	—
Cash collateral due to broker on swap contracts	1,250,000	—	—	—
Unfunded loan commitments	44,799	—	—	—
Payables:
Investment securities purchased	32,084,556	1,998,174	27,966,990	384,371
Fund shares redeemed	240,910	61,864	2,224,331	13,290
Investment management fees	173,379	24,276	374,267	7,524
Transfer agent fees	84,840	8,130	133,386	2,398
Accounting services fees	6,223	970	16,613	301
Board of Directors’ fees	1,930	272	4,693	95
Variation margin on futures contracts	20,406	—	—	—
Variation margin on centrally cleared swap contracts	15,011	—	—	—
Foreign taxes	12,104	—	—	—
Distribution fees	14,673	2,161	27,569	888
Distributions payable	—	313	289,153	31
Accrued expenses	77,014	28,901	77,320	27,363
OTC swap contracts premiums received	345,885	—	—	—

Total liabilities	36,298,116	2,125,061	31,114,322	436,261

Net assets	$523,777,137	$83,350,524	$1,467,355,572	$25,884,906

Summary of Net Assets:
Capital stock and paid-in-capital	$570,268,315	$80,985,212	$1,417,192,264	$25,504,752
Distributable earnings (loss)	(46,491,178)	2,365,312	50,163,308	380,154

Net assets	$523,777,137	$83,350,524	$1,467,355,572	$25,884,906

Shares authorized	6,190,000,000	300,000,000	620,000,000	300,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$11.11	$10.83	$8.93	$10.16

Maximum offering price per share	$11.63	$11.34	$9.35	$10.64

Shares outstanding	18,064,446	3,468,781	48,957,675	1,806,497

Net Assets	$200,744,805	$37,550,526	$437,341,179	$18,359,311

Class C: Net asset value per share	$10.70	$10.82	$8.94	$10.16

Shares outstanding	1,935,210	428,963	6,607,839	145,993

Net Assets	$20,712,908	$4,642,140	$59,074,214	$1,482,771

Class I: Net asset value per share	$11.35	$10.79	$8.94	$10.15

Shares outstanding	4,770,183	2,489,409	81,056,145	382,182

Net Assets	$54,119,068	$26,865,663	$724,260,034	$3,878,589

The accompanying notes are an integral part of these financial statements.

198

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund
Class R3: Net asset value per share	$10.89	$—	$—	$—

Shares outstanding	3,252,894	—	—	—

Net Assets	$35,409,740	$—	$—	$—

Class R4: Net asset value per share	$11.12	$—	$—	$—

Shares outstanding	509,455	—	—	—

Net Assets	$5,663,227	$—	$—	$—

Class R5: Net asset value per share	$11.30	$—	$—	$—

Shares outstanding	145,975	—	—	—

Net Assets	$1,650,242	$—	$—	$—

Class Y: Net asset value per share	$11.37	$—	$8.93	$—

Shares outstanding	2,711,174	—	1,742,286	—

Net Assets	$30,812,610	$—	$15,558,867	$—

Class F: Net asset value per share	$11.34	$10.80	$8.92	$10.16

Shares outstanding	15,399,017	1,323,921	25,899,458	213,069

Net Assets	$174,664,537	$14,292,195	$231,121,278	$2,164,235

Cost of investments	$517,622,300	$80,620,026	$1,397,338,936	$25,009,597
Cost of foreign currency	$2,178,071	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$117,530	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

199

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$1,652,004,747	$1,750,755,592	$3,539,601,435	$4,418,396,075
Repurchase agreements	12,194,680	53,558,647	181,633,757	78,454,458
Cash	23,559,637	64,796,546	90,675,506	40,033,448
Cash collateral held for securities on loan	240,685	391,864	207,017	150,787
Cash collateral due from broker on swap contracts	—	—	455,000	4,245,000
Foreign currency	6,953,114	9,715,653	3,058,689	45,760,452
Unrealized appreciation on OTC swap contracts	—	147,951	37,314	223,579
Unrealized appreciation on foreign currency contracts	469,579	3,331,247	593,182	31,972,652
Receivables:
From affiliates	—	8,944	—	—
Investment securities sold	1,890,708	65,040,437	366,120,903	75,029,123
Fund shares sold	7,012,478	24,534,629	6,703,431	8,625,224
Dividends and interest	8,104,218	13,140,475	17,152,456	21,623,104
Securities lending income	728	2,265	4,534	2,074
Variation margin on futures contracts	1,251,159	—	193,156	1,481,261
Variation margin on centrally cleared swap contracts	—	1,598,106	185,921	—
Tax reclaims	—	21,020	1,636	6,258
OTC swap contracts premiums paid	—	515,340	974,452	1,798,441
Other assets	119,275	122,809	129,813	142,518

Total assets	1,713,801,008	1,987,681,525	4,207,728,202	4,727,944,454

Liabilities:
Unrealized depreciation on foreign currency contracts	5,874	789,224	7,972	55,002,667
Obligation to return securities lending collateral	4,813,690	7,837,282	4,140,341	3,015,734
Unrealized depreciation on OTC swap contracts	—	4,401,574	5,654,474	368,754
Cash collateral due to broker on swap contracts	—	—	—	1,465,000
TBA sale commitments, at market value	—	—	37,814,468	45,300,563
Unfunded loan commitments	563,756	647,207	117,777	—
Payables:
Investment securities purchased	34,337,121	267,235,686	1,157,286,442	137,418,784
Fund shares redeemed	10,249,879	3,740,651	2,764,715	7,674,951
Investment management fees	523,815	669,777	705,586	2,221,164
Transfer agent fees	215,748	162,617	297,112	500,668
Accounting services fees	19,252	18,466	34,979	52,959
Board of Directors’ fees	5,516	4,656	9,647	19,021
Variation margin on futures contracts	—	358,611	—	—
Variation margin on centrally cleared swap contracts	—	—	—	265,960
Foreign taxes	—	7,409	—	—
Distribution fees	48,123	23,548	55,205	28,416
Distributions payable	227,894	—	113,541	—
Written options	—	6,312,615	2,667,700	707,897
Accrued expenses	155,539	141,962	320,662	901,831
OTC swap contracts premiums received	—	12,246,125	4,157,964	109,269

Total liabilities	51,166,207	304,597,410	1,216,148,585	255,053,638

Net assets	$1,662,634,801	$1,683,084,115	$2,991,579,617	$4,472,890,816

Summary of Net Assets:
Capital stock and paid-in-capital	$1,644,632,969	$1,670,059,524	$2,859,199,773	$4,421,205,652
Distributable earnings (loss)	18,001,832	13,024,591	132,379,844	51,685,164

Net assets	$1,662,634,801	$1,683,084,115	$2,991,579,617	$4,472,890,816

Shares authorized	635,000,000	950,000,000	1,075,000,000	1,500,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.00	$9.02	$11.13	$10.59

Maximum offering price per share	$10.20	$9.45	$11.65	$11.09

Shares outstanding	84,736,007	30,991,850	107,998,976	39,125,358

Net Assets	$847,570,593	$279,446,606	$1,202,397,750	$414,355,701

Class C: Net asset value per share	$10.00	$9.08	$11.26	$10.34

Shares outstanding	9,077,495	7,929,706	2,850,013	6,242,687

Net Assets	$90,815,647	$72,030,418	$32,104,694	$64,577,679

The accompanying notes are an integral part of these financial statements.

200

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Class I: Net asset value per share	$9.98	$9.04	$11.10	$10.68

Shares outstanding	45,350,747	102,873,814	26,986,052	188,105,187

Net Assets	$452,753,825	$930,484,462	$299,511,170	$2,008,606,281

Class R3: Net asset value per share	$9.98	$9.00	$11.44	$10.51

Shares outstanding	237,953	166,929	443,497	133,196

Net Assets	$2,375,958	$1,502,112	$5,074,726	$1,399,791

Class R4: Net asset value per share	$9.99	$9.01	$11.34	$10.59

Shares outstanding	478,402	482,661	1,178,244	1,763,127

Net Assets	$4,777,313	$4,347,570	$13,364,890	$18,665,692

Class R5: Net asset value per share	$9.96	$9.00	$11.27	$10.68

Shares outstanding	214,758	1,703,074	235,134	770,484

Net Assets	$2,139,784	$15,336,023	$2,650,548	$8,228,899

Class R6: Net asset value per share	$9.93	$9.01	$11.19	$10.72

Shares outstanding	1,304	1,150,145	5,689,898	10,617,713

Net Assets	$12,954	$10,360,327	$63,656,075	$113,837,652

Class Y: Net asset value per share	$9.94	$8.99	$11.21	$10.71

Shares outstanding	703,848	10,568,000	36,615,062	34,185,964

Net Assets	$6,999,214	$95,044,229	$410,349,209	$366,176,696

Class F: Net asset value per share	$9.98	$9.04	$11.03	$10.70

Shares outstanding	25,574,186	30,372,573	87,253,253	138,102,115

Net Assets	$255,189,513	$274,532,368	$962,470,555	$1,477,042,425

Cost of investments	$1,635,495,596	$1,803,621,461	$3,602,353,153	$4,376,014,426
Cost of foreign currency	$6,954,305	$9,786,738	$3,059,353	$45,759,734
Proceeds of TBA sale commitments	$—	$—	$37,782,935	$45,311,076
Proceeds of written option contracts	$—	$5,913,953	$2,150,850	$2,398,938

(1) Includes Investment in securities on loan, at market value	$4,684,079	$7,626,512	$3,977,766	$2,931,454

The accompanying notes are an integral part of these financial statements.

201

Hartford Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2020

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund
Investment Income:
Dividends	$—	$158,257	$207,703	$79,156
Interest	5,246,783	107,090,539	17,930,499	19,414,603
Securities lending	6,868	—	—	—
Less: Foreign tax withheld	(66,896)	—	(10)	—

Total investment income, net	5,186,755	107,248,796	18,138,192	19,493,759

Expenses:
Investment management fees	731,239	14,053,763	2,544,480	2,181,362
Transfer agent fees
Class A	9,357	713,230	85,754	412,921
Class C	4,547	308,230	48,281	40,072
Class I	22,067	750,136	181,330	19,586
Class R3	24	11,478	380	4,207
Class R4	75	4,420	581	1,691
Class R5	45	1,332	12,100	829
Class Y	68,552	28,876	11,040	7,258
Class F	147	2,360	633	1,021
Distribution fees
Class A	12,314	1,687,403	182,442	570,350
Class C	22,293	3,406,553	463,861	289,489
Class R3	55	26,470	863	9,608
Class R4	110	6,516	856	2,484
Custodian fees	33,286	23,746	7,018	6,187
Registration and filing fees	115,658	160,220	113,625	119,468
Accounting services fees	15,273	360,046	56,543	54,169
Board of Directors’ fees	2,722	63,859	10,479	10,786
Audit and tax fees	29,097	39,485	38,687	26,781
Other expenses	26,646	360,099	71,511	111,676

Total expenses (before waivers, reimbursements and fees paid indirectly)	1,093,507	22,008,222	3,830,464	3,869,945

Expense waivers	(188,232)	(68,429)	(289,437)	(330,268)
Transfer agent fee waivers	—	(2,150)	—	—
Distribution fee reimbursements	(177)	(4,573)	(195)	(4,777)

Total waivers, reimbursements and fees paid indirectly	(188,409)	(75,152)	(289,632)	(335,045)

Total expenses, net	905,098	21,933,070	3,540,832	3,534,900

Net Investment Income (Loss)	4,281,657	85,315,726	14,597,360	15,958,859

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(7,922,601)	(162,732,860)	(24,267,002)	(6,623,021)
Less: Foreign taxes paid on realized capital gains	(62,437)	—	—	—
Purchased options contracts	20,246	—	—	—
Futures contracts	57,684	—	—	—
Written options contracts	360,321	—	—	—
Swap contracts	(343,636)	(6,316,254)	(1,281,404)	(55,254)
Foreign currency contracts	(1,904,873)	(9,539,552)	(1,675,895)	(405,491)
Other foreign currency transactions	(236,686)	(531,398)	(401,147)	(52,425)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(10,031,982)	(179,120,064)	(27,625,448)	(7,136,191)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(1,937,484)	22,276,193	4,829,917	1,626,459
Purchased options contracts	237,172	—	—	—
Futures contracts	(43,215)	—	—	—
Written options contracts	28,352	—	—	—
Swap contracts	(167,693)	2,795,405	736,023	(13,631)
Foreign currency contracts	(1,763,714)	5,168,544	1,173,047	401,472
Translation of other assets and liabilities in foreign currencies	3,226	(355,030)	(85,030)	(3,500)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,643,356)	29,885,112	6,653,957	2,010,800

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(13,675,338)	(149,234,952)	(20,971,491)	(5,125,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,393,681)	$(63,919,226)	$(6,374,131)	$10,833,468

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$30,813	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

202

Hartford Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund
Investment Income:
Interest	$9,999,418	$1,449,507	$33,691,282	$553,632
Securities lending	1,082	—	—	—
Less: Foreign tax withheld	(39,899)	—	—	—

Total investment income, net	9,960,601	1,449,507	33,691,282	553,632

Expenses:
Investment management fees	2,121,686	203,390	3,974,044	83,986
Transfer agent fees
Class A	325,784	17,492	273,000	9,996
Class C	38,002	5,102	44,212	1,931
Class I	49,537	17,150	442,070	2,283
Class R3	78,137	—	—	—
Class R4	11,559	—	—	—
Class R5	1,643	—	—	—
Class Y	30,056	—	13,742	—
Class F	321	139	1,399	73
Distribution fees
Class A	468,091	76,765	1,057,376	45,644
Class C	260,340	43,295	652,388	13,206
Class R3	183,234	—	—	—
Class R4	16,991	—	—	—
Custodian fees	9,868	1,899	12,090	1,852
Registration and filing fees	106,871	73,439	171,460	61,830
Accounting services fees	77,179	8,628	185,358	3,558
Board of Directors’ fees	15,430	1,950	40,489	706
Audit and tax fees	37,432	26,655	27,039	26,647
Other expenses	89,675	15,611	137,638	11,681

Total expenses (before waivers, reimbursements and fees paid indirectly)	3,921,836	491,515	7,032,305	263,393

Expense waivers	(134,988)	(116,496)	—	(98,902)
Transfer agent fee waivers	(28,609)	—	—	—
Distribution fee reimbursements	(6,502)	(54)	(3,100)	(447)

Total waivers, reimbursements and fees paid indirectly	(170,099)	(116,550)	(3,100)	(99,349)

Total expenses, net	3,751,737	374,965	7,029,205	164,044

Net Investment Income (Loss)	6,208,864	1,074,542	26,662,077	389,588

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	18,002,942	(27,478)	2,602,363	3,123
Less: Foreign taxes paid on realized capital gains	(91,862)	—	—	—
Futures contracts	(333,211)	—	—	—
Swap contracts	(3,580,386)	—	—	—
Bond forward contracts	4,537,895	—	—	—
Foreign currency contracts	66,556	—	—	—
Other foreign currency transactions	(96,657)	—	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	18,505,277	(27,478)	2,602,363	3,123

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	8,065,848	712,473	4,622,938	295
Purchased options contracts	(72,723)	—	—	—
Futures contracts	(37,671)	—	—	—
Swap contracts	1,458,871	—	—	—
Bond forward contracts	(457,974)	—	—	—
Foreign currency contracts	530,758	—	—	—
Translation of other assets and liabilities in foreign currencies	(4,332)	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	9,482,777	712,473	4,622,938	295

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	27,988,054	684,995	7,225,301	3,418

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,196,918	$1,759,537	$33,887,378	$393,006

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$(12,104)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

203

Hartford Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$—	$499,601	$16,689	$97,019
Interest	44,069,593	39,586,909	70,901,213	79,841,676
Securities lending	16,935	150,786	64,530	74,055
Less: Foreign tax withheld	—	(18,574)	—	(500,795)

Total investment income, net	44,086,528	40,218,722	70,982,432	79,511,955

Expenses:
Investment management fees	5,575,297	5,094,004	7,073,602	28,636,612
Transfer agent fees
Class A	1,038,246	299,350	1,271,187	534,321
Class C	86,645	60,793	46,384	82,783
Class I	335,192	373,864	126,845	1,970,332
Class R3	3,260	1,877	10,473	3,859
Class R4	5,312	2,634	18,586	22,894
Class R5	1,920	11,417	1,829	7,936
Class R6	—	116	2,175	2,537
Class Y	9,475	23,197	234,541	449,389
Class F	3,717	1,244	5,306	46,597
Distribution fees
Class A	1,800,774	541,400	2,646,515	1,044,444
Class C	840,986	567,207	269,486	750,884
Class R3	7,766	4,560	24,016	8,776
Class R4	14,520	4,112	27,680	35,785
Custodian fees	20,096	54,540	41,966	231,498
Registration and filing fees	292,065	174,210	211,667	336,095
Accounting services fees	225,527	153,641	395,612	789,772
Board of Directors’ fees	46,622	33,171	79,302	154,596
Audit and tax fees	32,342	38,411	35,594	36,012
Other expenses	268,477	159,542	541,681	1,430,271

Total expenses (before waivers, reimbursements and fees paid indirectly)	10,608,239	7,599,290	13,064,447	36,575,393

Expense waivers	—	(56,754)	—	—
Transfer agent fee waivers	(137,081)	—	—	(102,462)
Distribution fee reimbursements	(128,973)	(1,387)	(13,685)	(1,786)

Total waivers, reimbursements and fees paid indirectly	(266,054)	(58,141)	(13,685)	(104,248)

Total expenses, net	10,342,185	7,541,149	13,050,762	36,471,145

Net Investment Income (Loss)	33,744,343	32,677,573	57,931,670	43,040,810

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,663,400	11,668,213	71,538,620	38,897,926
Less: Foreign taxes paid on realized capital gains	—	(6,133)	—	—
Purchased options contracts	—	—	2,186,913	1,592,609
Futures contracts	(4,827,631)	13,818,992	(3,447,978)	(33,930,586)
Written options contracts	—	31,843,186	14,410,937	3,320,378
Swap contracts	—	(20,381,200)	(41,161,088)	(12,076,966)
Foreign currency contracts	(1,014,250)	(1,162,131)	2,700,184	(110,787,738)
Other foreign currency transactions	(291,091)	(969,889)	208,336	(4,552,287)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,469,572)	34,811,038	46,435,924	(117,536,664)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	9,645,737	9,687,790	54,059,287	91,760,123
Purchased options contracts	—	(152,330)	(327,534)	(5,361,832)
Futures contracts	221,336	(2,922,038)	(1,346,899)	4,181,204
Written options contracts	—	(398,662)	(516,850)	1,764,391
Swap contracts	—	(2,339,133)	4,994,438	2,702,384
Foreign currency contracts	595,218	2,729,010	617,942	13,772,550
Translation of other assets and liabilities in foreign currencies	78,319	(29,806)	39,072	381,746

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	10,540,610	6,574,831	57,519,243	109,200,566

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	6,071,038	41,385,869	103,955,167	(8,336,098)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,815,381	$74,063,442	$161,886,837	$34,704,712

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$—	$(3,828)	$—	$—

The accompanying notes are an integral part of these financial statements.

204

Hartford Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$4,281,657	$8,428,530	$85,315,726	$157,162,480
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(10,031,982)	(4,079,220)	(179,120,064)	(71,470,889)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,643,356)	16,790,262	29,885,112	(33,040,742)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,393,681)	21,139,572	(63,919,226)	52,650,849

Distributions to Shareholders:
From distributable earnings:
Class A	—	(273,930)	(24,453,650)	(42,605,947)
Class C	—	(110,197)	(9,949,548)	(22,638,862)
Class I	—	(2,566,171)	(39,342,068)	(90,636,129)
Class R3	—	(539)	(179,234)	(376,778)
Class R4	—	(2,112)	(94,566)	(266,268)
Class R5	—	(537)	(42,641)	(79,179)
Class Y	—	(4,366,605)	(2,006,371)	(20,696,019)
Class F	—	(243,778)	(9,332,178)	(6,124,743)
From tax return of capital:
Class A	(206,607)	(148,327)	—	(1,460,670)
Class C	(74,958)	(59,669)	—	(776,134)
Class I	(992,618)	(1,389,531)	—	(3,107,298)
Class R3	(466)	(292)	—	(12,917)
Class R4	(1,856)	(1,144)	—	(9,129)
Class R5	(1,784)	(291)	—	(2,716)
Class Y	(2,882,353)	(2,364,429)	—	(709,527)
Class F	(169,883)	(132,001)	—	(209,976)

Total distributions	(4,330,525)	(11,659,553)	(85,400,256)	(189,712,292)

Capital Share Transactions:
Sold	26,616,670	62,177,421	799,880,095	1,325,514,267
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	4,258,769	10,832,065	64,039,864	137,251,452
Redeemed	(95,080,240)	(104,817,681)	(1,939,547,666)	(2,429,056,377)

Net increase (decrease) from capital share transactions	(64,204,801)	(31,808,195)	(1,075,627,707)	(966,290,658)

Net Increase (Decrease) in Net Assets	(77,929,007)	(22,328,176)	(1,224,947,189)	(1,103,352,101)

Net Assets:
Beginning of period	141,121,829	163,450,005	3,009,376,421	4,112,728,522

End of period	$63,192,822	$141,121,829	$1,784,429,232	$3,009,376,421

The accompanying notes are an integral part of these financial statements.

205

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$14,597,360	$22,556,920	$15,958,859	$16,736,025
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(27,625,448)	(10,909,006)	(7,136,191)	(5,168,742)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,653,957	(2,699,309)	2,010,800	14,830,462

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,374,131)	8,948,605	10,833,468	26,397,745

Distributions to Shareholders:
From distributable earnings:
Class A	(2,847,261)	(5,529,280)	(10,231,936)	(11,031,277)
Class C	(1,464,610)	(3,003,151)	(1,085,876)	(1,504,587)
Class I	(8,549,096)	(16,428,547)	(923,770)	(1,125,096)
Class R3	(6,253)	(13,989)	(80,559)	(84,098)
Class R4	(13,270)	(35,353)	(44,563)	(58,679)
Class R5	(444,267)	(748,328)	(33,552)	(36,875)
Class Y	(420,519)	(900,369)	(342,680)	(105,267)
Class F	(670,561)	(1,921,024)	(3,088,310)	(3,199,002)
From tax return of capital:
Class A	—	(230,158)	—	—
Class C	—	(125,007)	—	—
Class I	—	(683,844)	—	—
Class R3	—	(582)	—	—
Class R4	—	(1,472)	—	—
Class R5	—	(31,150)	—	—
Class Y	—	(37,478)	—	—
Class F	—	(79,963)	—	—

Total distributions	(14,415,837)	(29,769,695)	(15,831,246)	(17,144,881)

Capital Share Transactions:
Sold	154,359,016	153,965,801	120,102,240	95,955,323
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	14,307,557	29,427,171	15,473,341	16,785,736
Redeemed	(231,415,277)	(326,786,629)	(126,762,424)	(92,741,566)

Net increase (decrease) from capital share transactions	(62,748,704)	(143,393,657)	8,813,157	19,999,493

Net Increase (Decrease) in Net Assets	(83,538,672)	(164,214,747)	3,815,379	29,252,357

Net Assets:
Beginning of period	412,681,793	576,896,540	358,473,816	329,221,459

End of period	$329,143,121	$412,681,793	$362,289,195	$358,473,816

The accompanying notes are an integral part of these financial statements.

206

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$6,208,864	$9,114,001	$1,074,542	$817,364
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	18,505,277	1,468,863	(27,478)	347,522
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	9,482,777	19,372,434	712,473	1,964,849

Net Increase (Decrease) in Net Assets Resulting from Operations	34,196,918	29,955,298	1,759,537	3,129,735

Distributions to Shareholders:
Class A	(3,116,147)	(6,844,656)	(719,963)	(499,781)
Class C	(177,866)	(1,450,053)	(68,864)	(73,330)
Class I	(1,004,272)	(1,996,980)	(359,398)	(198,879)
Class R3	(542,803)	(1,433,971)	—	—
Class R4	(124,519)	(318,779)	—	—
Class R5	(30,265)	(103,759)	—	—
Class Y	(473,560)	(1,069,785)	—	—
Class F	(3,168,242)	(5,780,258)	(180,768)	(70,158)

Total distributions	(8,637,674)	(18,998,241)	(1,328,993)	(842,148)

Capital Share Transactions:
Sold	122,816,206	75,425,184	57,550,170	23,267,784
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	8,418,722	18,456,778	1,325,741	824,510
Redeemed	(137,359,960)	(143,331,898)	(12,194,309)	(16,776,434)

Net increase (decrease) from capital share transactions	(6,125,032)	(49,449,936)	46,681,602	7,315,860

Net Increase (Decrease) in Net Assets	19,434,212	(38,492,879)	47,112,146	9,603,447

Net Assets:
Beginning of period	504,342,925	542,835,804	36,238,378	26,634,931

End of period	$523,777,137	$504,342,925	$83,350,524	$36,238,378

The accompanying notes are an integral part of these financial statements.

207

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$26,662,077	$23,873,544	$389,588	$458,188
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,602,363	(73,735)	3,123	119,839
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	4,622,938	53,221,667	295	611,613

Net Increase (Decrease) in Net Assets Resulting from Operations	33,887,378	77,021,476	393,006	1,189,640

Distributions to Shareholders:
Class A	(8,611,735)	(8,905,141)	(341,182)	(283,102)
Class C	(842,411)	(1,252,898)	(15,127)	(41,791)
Class I	(14,056,299)	(12,294,014)	(53,178)	(109,884)
Class Y	(344,446)	(432,881)	—	—
Class F	(2,928,839)	(1,989,043)	(39,099)	(29,612)

Total distributions	(26,783,730)	(24,873,977)	(448,586)	(464,389)

Capital Share Transactions:
Sold	742,743,519	483,179,901	15,709,425	19,534,515
Issued on reinvestment of distributions	23,411,132	21,362,921	447,981	453,723
Redeemed	(396,074,833)	(253,292,298)	(11,632,817)	(19,206,414)

Net increase (decrease) from capital share transactions	370,079,818	251,250,524	4,524,589	781,824

Net Increase (Decrease) in Net Assets	377,183,466	303,398,023	4,469,009	1,507,075

Net Assets:
Beginning of period	1,090,172,106	786,774,083	21,415,897	19,908,822

End of period	$1,467,355,572	$1,090,172,106	$25,884,906	$21,415,897

The accompanying notes are an integral part of these financial statements.

208

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund			The Hartford Strategic Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$33,744,343	$33,231,872		$32,677,573	$21,282,911
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,469,572)	(4,067,548)		34,811,038	18,837,689
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	10,540,610	33,202,501		6,574,831	9,181,713

Net Increase (Decrease) in Net Assets Resulting from Operations	39,815,381	62,366,825		74,063,442	49,302,313

Distributions to Shareholders:
Class A	(15,890,843)	(16,119,223)		(7,667,575)	(10,592,958)
Class C	(1,242,314)	(1,520,128)		(1,525,386)	(2,471,096)
Class I	(10,500,742)	(9,349,202)		(17,139,916)	(8,603,868)
Class R3	(29,075)	(27,805)		(28,423)	(24,271)
Class R4	(136,354)	(64,342)		(46,207)	(24,359)
Class R5	(40,924)	(37,679)		(405,048)	(319,656)
Class R6	(320)	(205	)(1)	(126,449)	(41,455)
Class Y	(238,467)	(394,901)		(1,532,416)	(216,470)
Class F	(6,474,377)	(7,183,445)		(7,044,452)	(10,354,139)

Total distributions	(34,553,416)	(34,696,930)		(35,515,872)	(32,648,272)

Capital Share Transactions:
Sold	1,100,570,097	911,987,517		1,364,984,101	370,375,629
Issued on reinvestment of distributions	31,656,945	31,707,387		35,272,451	31,746,198
Redeemed	(864,409,842)	(588,039,157)		(448,742,996)	(189,112,675)

Net increase (decrease) from capital share transactions	267,817,200	355,655,747		951,513,556	213,009,152

Net Increase (Decrease) in Net Assets	273,079,165	383,325,642		990,061,126	229,663,193

Net Assets:
Beginning of period	1,389,555,636	1,006,229,994		693,022,989	463,359,796

End of period	$1,662,634,801	$1,389,555,636		$1,683,084,115	$693,022,989

(1)	Commenced operations on February 28, 2019.

The accompanying notes are an integral part of these financial statements.

209

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Total Return Bond Fund		The Hartford World Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$57,931,670	$59,543,073	$43,040,810	$65,048,375
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	46,435,924	30,299,214	(117,536,664)	216,168,044
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	57,519,243	117,529,811	109,200,566	17,579,163

Net Increase (Decrease) in Net Assets Resulting from Operations	161,886,837	207,372,098	34,704,712	298,795,582

Distributions to Shareholders:
Class A	(24,713,615)	(28,739,574)	(9,714,634)	(16,361,894)
Class C	(403,472)	(638,429)	(1,530,082)	(3,134,237)
Class I	(4,973,747)	(2,470,802)	(55,886,615)	(99,476,152)
Class R3	(94,664)	(133,515)	(37,373)	(52,458)
Class R4	(248,950)	(383,190)	(258,182)	(67,409)
Class R5	(42,277)	(55,498)	(159,088)	(212,639)
Class R6	(1,608,114)	(324,510)	(699,005)	(615,088)
Class Y	(10,770,483)	(19,318,984)	(12,150,614)	(32,773,837)
Class F	(22,805,593)	(20,720,111)	(51,436,468)	(81,139,778)

Total distributions	(65,660,915)	(72,784,613)	(131,872,061)	(233,833,492)

Capital Share Transactions:
Sold	1,206,382,514	562,037,176	2,017,345,877	2,373,718,798
Issued in merger	62,746,951	—	—	—
Issued on reinvestment of distributions	64,083,599	71,565,959	124,555,264	221,092,216
Redeemed	(622,728,515)	(586,910,714)	(2,882,971,265)	(1,968,243,930)

Net increase (decrease) from capital share transactions	710,484,549	46,692,421	(741,070,124)	626,567,084

Net Increase (Decrease) in Net Assets	806,710,471	181,279,906	(838,237,473)	691,529,174

Net Assets:
Beginning of period	2,184,869,146	2,003,589,240	5,311,128,289	4,619,599,115

End of period	$2,991,579,617	$2,184,869,146	$4,472,890,816	$5,311,128,289

The accompanying notes are an integral part of these financial statements.

210

Hartford Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Emerging Markets Local Debt Fund

For the Year Ended October 31, 2020
A	$5.86	$0.22	$(0.46)	$(0.24)	$—	$—	$(0.23)	$(0.23)	$5.39	(4.02)%	$4,441	1.42%	1.18%		4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93		3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93		4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06		4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18		4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88		4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88		4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83		4.46	99

For the Year Ended October 31, 2019
A	$5.50	$0.29	$0.48	$0.77	$(0.27)	$—	$(0.14)	$(0.41)	$5.86	14.52%	$5,691	1.45%	1.25%		5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00		4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98		5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17		5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25		5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95		5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90		5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90		5.44	110

For the Year Ended October 31, 2018
A	$7.62	$0.30	$(0.75)	$(0.45)	$(1.67)	$—	$—	$(1.67)	$5.50	(8.25)%	$6,774	1.41%	1.25%		4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00		4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96		5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39		4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25		4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95		5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90		5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90		5.15	130

For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%	$8,324	1.44%	1.25%		4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00		4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00		5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50		4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25		4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95		5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90		5.24	151
F(7)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (5)	2,210	1.04 (6)	0.90	(6)	4.99 (6)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(8)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(8)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(8)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(8)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(8)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(8)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(8)	5.26	187

The accompanying notes are an integral part of these financial statements.

211

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate Fund

For the Year Ended October 31, 2020
A	$8.37	$0.29	$(0.33)	$(0.04)	$(0.29)	$—	$—	$(0.29)	$8.04	(0.40)%		$659,749	1.01%	1.00%		3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)		231,747	1.74	1.74		2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)		749,601	0.73	0.73		3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)		4,684	1.37	1.25		3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)		2,274	1.07	1.00		3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)		987	0.77	0.77		3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(0.00	)(27)	42,538	0.71	0.71		3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)		92,849	0.65	0.65		4.09	86

For the Year Ended October 31, 2019
A	$8.68	$0.39	$(0.23)	$0.16	$(0.45)	$—	$(0.02)	$(0.47)	$8.37	1.98%		$762,132	1.00%	1.00%		4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22		458,641	1.73	1.73		3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29		1,316,224	0.71	0.71		4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72		6,708	1.33	1.25		4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04		2,807	1.05	1.00		4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18		1,193	0.77	0.77		4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25		63,586	0.71	0.71		4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32		398,085	0.64	0.64		4.83	46

For the Year Ended October 31, 2018
A	$8.74	$0.37	$(0.08)	$0.29	$(0.35)	$—	$—	$(0.35)	$8.68	3.41%		$909,677	0.99%	0.99%		4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65		744,791	1.73	1.73		3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70		1,903,730	0.72	0.72		4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15		8,479	1.37	1.25		3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40		5,804	1.07	1.00		4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67		1,897	0.77	0.74		4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71		470,887	0.71	0.70		4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88		67,464	0.65	0.65		4.52	55

For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%		$806,759	0.98%	0.98%		3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89		1,046,990	1.72	1.72		2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95		1,817,213	0.71	0.71		3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25		9,993	1.37	1.25		3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52		6,359	1.06	1.00		3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96		2,200	0.80	0.70		3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99		374,594	0.67	0.67		3.98	62
F(7)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78	(5)	48,407	0.65 (6)	0.65	(6)	3.95 (6)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%		$875,037	1.02%	1.01	%(9)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59		3,696	1.90	1.76	(9)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62		1,213,760	1.74	1.74	(9)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67		1,466,928	0.74	0.74	(9)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24		10,618	1.38	1.26	(9)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51		8,781	1.07	1.01	(9)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70		1,941	0.80	0.71	(9)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76		318,753	0.66	0.66	(9)	4.73	40

The accompanying notes are an integral part of these financial statements.

212

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate High Income Fund

For the Year Ended October 31, 2020
A	$9.64	$0.37	$(0.42)	$(0.05)	$(0.36)	$—	$—	$(0.36)	$9.23	(0.46)%	$64,414	1.15%	1.05%		3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80		3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80		4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35		3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05		3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75		4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78		4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75		4.28	120

For the Year Ended October 31, 2019
A	$10.01	$0.46	$(0.24)	$0.22	$(0.57)	$—	$(0.02)	$(0.59)	$9.64	2.34%	$87,122	1.14%	1.05%		4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80		3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80		4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35		4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05		4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75		5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77		4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75		5.04	78

For the Year Ended October 31, 2018
A	$10.06	$0.43	$(0.07)	$0.36	$(0.41)	$—	$—	$(0.41)	$10.01	3.62%	$119,920	1.14%	1.05%		4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80		3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80		4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35		4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05		4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75		4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75		4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75		4.61	84

For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%	$145,099	1.10%	1.05%		3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80		3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80		4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35		3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05		3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75		4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75		4.28	77
F(7)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (5)	17,138	0.77 (6)	0.75	(6)	4.27 (6)	77

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(10)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(10)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(10)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(10)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(10)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(10)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(10)	5.75	75

The accompanying notes are an integral part of these financial statements.

213

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford High Yield Fund

For the Year Ended October 31, 2020
A	$7.36	$0.33	$(0.10)	$0.23	$(0.32)	$—	$—	$(0.32)	$7.27	3.31%	$239,310	1.15%	1.03%		4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78		3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77		4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34		4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04		4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74		4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77		4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67		4.90	59

For the Year Ended October 31, 2019
A	$7.15	$0.36	$0.22	$0.58	$(0.37)	$—	$—	$(0.37)	$7.36	8.27%	$229,615	1.17%	1.05%		5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80		4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79		5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35		4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05		5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75		5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78		5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70		5.35	36

For the Year Ended October 31, 2018
A	$7.49	$0.36	$(0.34)	$0.02	$(0.36)	$—	$—	$(0.36)	$7.15	0.27%	$214,430	1.17%	1.05%		4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)	38,727	1.87	1.80		4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44	18,652	0.83	0.78		5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)	1,964	1.47	1.35		4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15	1,144	1.17	1.05		4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57	628	0.87	0.75		5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48	867	0.81	0.70		5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51	52,810	0.75	0.70		5.27	29

For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)	$(0.37)	$7.49	8.16%	$224,824	1.17%	1.05%		5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)	(0.32)	7.47	7.52	57,139	1.85	1.80		4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)	(0.39)	7.54	8.70	28,998	0.95	0.80		5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)	(0.35)	7.49	7.99	2,586	1.48	1.35		4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)	(0.37)	7.51	8.45	1,463	1.18	1.05		5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)	(0.39)	7.49	8.63	885	0.87	0.75		5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)	(0.40)	7.48	8.69	7,330	0.75	0.70		5.40	49
F(7)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)	(0.27)	7.53	4.33 (5)	45,699	0.75 (6)	0.70	(6)	5.31 (6)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—	$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(11)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.23	6.17	1,509	2.12	1.82	(11)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.25	6.16	61,297	1.88	1.82	(11)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—	(0.37)	7.31	7.20	37,099	0.88	0.82	(11)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—	(0.33)	7.27	6.64	3,153	1.50	1.37	(11)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—	(0.34)	7.28	6.92	1,681	1.20	1.07	(11)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.27	7.27	665	0.90	0.77	(11)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.26	7.32	7,957	0.77	0.72	(11)	5.28	47

The accompanying notes are an integral part of these financial statements.

214

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Inflation Plus Fund

For the Year Ended October 31, 2020
A	$10.54	$0.13	$0.62	$0.75	$(0.18)	$—	$—	$(0.18)	$11.11	7.23%	$200,745	0.92%	0.85%		1.17%	78	%(22)
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59		0.29	78	(22)
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57		1.49	78	(22)
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18		0.81	78	(22)
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89		1.07	78	(22)
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58		1.57	78	(22)
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57		1.38	78	(22)
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49		1.49	78	(22)

For the Year Ended October 31, 2019
A	$10.34	$0.18	$0.40	$0.58	$(0.38)	$—	$—	$(0.38)	$10.54	5.81%	$185,301	0.99%	0.85%		1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60		0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60		1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20		1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90		1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60		1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58		1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55		2.05	77

For the Year Ended October 31, 2018
A	$10.95	$0.25	$(0.37)	$(0.12)	$(0.49)	$—	$—	$(0.49)	$10.34	(1.19)%	$193,398	0.98%	0.85%		2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60		1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60		2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20		1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90		2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60		2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55		2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55		2.61	18

For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—	$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(7)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (5)	119,654	0.55 (6)	0.55	(6)	1.65 (6)	72

For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(12)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(12)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(12)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(12)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(12)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(12)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(12)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(12)	0.99	70

The accompanying notes are an integral part of these financial statements.

215

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

Hartford Municipal Income Fund

For the Year Ended October 31, 2020
A	$10.78	$0.20	$0.12	$0.32	$(0.20)	$(0.07)	$—	$(0.27)	$10.83	3.00%		$37,551	0.88%	0.69%		1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05		4,642	1.69	1.44		1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14		26,866	0.68	0.46		2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30		14,292	0.57	0.39		2.04	16

For the Year Ended October 31, 2019
A	$10.04	$0.26	$0.74	$1.00	$(0.26)	$—	$—	$(0.26)	$10.78	10.05%		$22,713	0.99%	0.67%		2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85		2,714	1.74	0.88		2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30		7,227	0.74	0.44		2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38		3,584	0.69	0.39		2.71	47

For the Year Ended October 31, 2018
A	$10.32	$0.24	$(0.28)	$(0.04)	$(0.24)	$—	$—	$(0.24)	$10.04	(0.36)%		$15,155	1.09%	0.65%		2.39%	15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)		3,488	1.82	0.67		2.37	15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)		6,320	0.80	0.40		2.64	15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)		1,673	0.78	0.39		2.65	15

For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%	0.69%		2.21%	10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81	0.84		2.06	10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81	0.44		2.46	10
F(7)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(5)	1,127	0.80 (6)	0.39	(6)	2.48 (6)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%	0.70	%(13)	2.06%	13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39	1.45	(13)	1.33	13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39	0.45	(13)	2.33	13

The Hartford Municipal Opportunities Fund

For the Year Ended October 31, 2020
A	$8.88	$0.18	$0.05	$0.23	$(0.18)	$—	$—	$(0.18)	$8.93	2.63%		$437,341	0.68%	0.68%		2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86		59,074	1.43	1.43		1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99		724,260	0.44	0.44		2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86		15,559	0.45	0.45		2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95		231,121	0.37	0.37		2.32	26

For the Year Ended October 31, 2019
A	$8.37	$0.22	$0.51	$0.73	$(0.22)	$—	$—	$(0.22)	$8.88	8.79%		$394,518	0.69%	0.69%		2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08		66,792	1.44	1.44		1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15		516,299	0.44	0.44		2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17		14,391	0.45	0.45		2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15		98,172	0.37	0.37		2.76	15

For the Year Ended October 31, 2018
A	$8.60	$0.22	$(0.23)	$(0.01)	$(0.22)	$—	$—	$(0.22)	$8.37	(0.11)%		$325,322	0.70%	0.69%		2.60%	23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)		77,408	1.46	1.44		1.85	23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14		325,853	0.45	0.44		2.85	23
Y(14)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46	)(5)	14,574	0.44 (6)	0.44	(6)	2.87 (6)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20		43,617	0.38	0.38		2.90	23

For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%	0.68%		2.53%	23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44	1.44		1.77	23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44	0.44		2.77	23
F(7)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(5)	25,280	0.39 (6)	0.39	(6)	2.77 (6)	23

The accompanying notes are an integral part of these financial statements.

216

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Municipal Opportunities Fund – (continued)

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%	$283,275	0.70%	0.70	%(15)	2.44%	22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50	964	1.51	1.45	(15)	1.74	22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50	127,960	1.46	1.45	(15)	1.69	22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66	337,900	0.46	0.45	(15)	2.68	22

Hartford Municipal Short Duration Fund

For the Year Ended October 31, 2020
A	$10.16	$0.16	$0.03	$0.19	$(0.16)	$(0.03)	$—	$(0.19)	$10.16	1.88%	$18,359	1.10%	0.69%		1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44		0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46		1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39		1.91	26

For the Year Ended October 31, 2019
A	$9.88	$0.18	$0.28	$0.46	$(0.18)	$—	$—	$(0.18)	$10.16	4.66%	$16,141	1.09%	0.66%		1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76		1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41		2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39		2.03	73

For the Year Ended October 31, 2018
A	$10.04	$0.16	$(0.16)	$—	$(0.16)	$—	$—	$(0.16)	$9.88	(0.03)%	$8,984	1.20%	0.61%		1.58%	24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)	3,157	1.94	0.73		1.46	24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08	6,789	0.92	0.41		1.78	24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09	979	0.90	0.39		1.80	24

For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%	$8,363	1.15%	0.67%		1.21%	20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54	3,614	1.88	0.95		0.92	20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15	7,246	0.87	0.44		1.44	20
F(7)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91 (5)	509	0.87 (6)	0.39	(6)	1.53 (6)	20

For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%	$8,383	1.55%	0.70	%(13)	0.95%	12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50	4,067	2.29	1.45	(13)	0.20	12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40	5,915	1.27	0.45	(13)	1.20	12

The Hartford Short Duration Fund

For the Year Ended October 31, 2020
A	$9.92	$0.22	$0.08	$0.30	$(0.22)	$—	$—	$(0.22)	$10.00	3.07%	$847,571	0.84%	0.80%		2.21%	38	%(23)
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55		1.49	38	(23)
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53		2.50	38	(23)
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15		1.88	38	(23)
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78		2.29	38	(23)
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56		2.45	38	(23)
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45		2.57	38	(23)
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55		2.53	38	(23)
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44		2.58	38	(23)

For the Year Ended October 31, 2019
A	$9.70	$0.26	$0.22	$0.48	$(0.26)	$—	$—	$(0.26)	$9.92	5.05%	$653,304	0.84%	0.81%		2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55		1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52		2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15		2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74		2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55		2.93	30
R6(16)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45		2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52		2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44		3.03	30

The accompanying notes are an integral part of these financial statements.

217

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Short Duration Fund – (continued)

For the Year Ended October 31, 2018
A	$9.87	$0.23	$(0.17)	$0.06	$(0.23)	$—	$—	$(0.23)	$9.70	0.66%	$516,715	0.91%	0.85%		2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60		1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56		2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99		2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85		2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55		2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54		2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49		2.76	29

For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%	$523,916	0.86%	0.84%		2.02%	42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20	103,013	1.58	1.57		1.29	42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21	185,948	0.58	0.58		2.29	42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58	1,175	1.22	1.09		1.77	42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83	626	0.92	0.85		2.01	42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33	807	0.60	0.55		2.33	42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17	5,549	0.50	0.50		2.32	42
F(7)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73 (5)	103,896	0.49 (6)	0.49	(6)	2.45 (6)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86	%(17)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86	(17)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61	(17)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57	(17)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16	(17)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86	(17)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56	(17)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51	(17)	2.05	41

The Hartford Strategic Income Fund

For the Year Ended October 31, 2020
A	$8.64	$0.28	$0.41	$0.69	$(0.31)	$—	$—	$(0.31)	$9.02	8.21%	$279,447	0.97%	0.95%		3.21%	69	%(24)
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69		2.47	69	(24)
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67		3.44	69	(24)
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25		2.87	69	(24)
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95		2.96	69	(24)
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65		3.48	69	(24)
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59		3.45	69	(24)
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64		3.40	69	(24)
F	8.67	0.31	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59		3.58	69	(24)

For the Year Ended October 31, 2019
A	$8.41	$0.32	$0.44	$0.76	$(0.53)	$—	$—	$(0.53)	$8.64	9.42%	$193,608	1.03%	0.95%		3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70		3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70		4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25		3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95		3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65		4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60		4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66		4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60		4.15	74

The accompanying notes are an integral part of these financial statements.

218

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Strategic Income Fund – (continued)

For the Year Ended October 31, 2018
A	$9.00	$0.33	$(0.40)	$(0.07)	$(0.52)	$—	$—	$(0.52)	$8.41	(0.77)%	$164,749	1.05%	0.95%		3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)	48,099	1.78	1.70		3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)	88,704	0.77	0.70		4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)	306	1.37	1.25		3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)	560	1.08	0.95		3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)	4,446	0.78	0.65		4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)	150	0.66	0.60		4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)	2,513	0.72	0.60		4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)	153,833	0.66	0.60		4.13	63

For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%	$161,969	1.03%	0.95%		4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38	74,017	1.74	1.70		3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51	83,345	0.76	0.70		4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83	329	1.45	1.25		3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13	748	1.08	0.95		4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48	1,467	0.75	0.65		4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66	11	0.70	0.60		4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67	657	0.64	0.60		4.79	82
F(7)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21 (5)	180,163	0.64 (6)	0.60	(6)	4.08 (6)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%	$120,051	1.05%	0.96	%(18)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98	2,205	1.27	1.11	(18)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27	74,607	1.75	1.71	(18)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29	31,317	0.75	0.71	(18)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81	267	1.42	1.26	(18)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15	224	1.08	0.96	(18)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49	413	0.76	0.66	(18)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	11	0.65	0.61	(18)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	164,098	0.65	0.61	(18)	4.89	55

The Hartford Total Return Bond Fund

For the Year Ended October 31, 2020
A	$10.66	$0.24	$0.49	$0.73	$(0.26)	$—	$—	$(0.26)	$11.13	6.88%	$1,202,398	0.71%	0.71%		2.17%	50	%(25)
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51		1.37	50	(25)
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41		2.43	50	(25)
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04		1.84	50	(25)
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76		2.12	50	(25)
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46		2.40	50	(25)
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34		2.53	50	(25)
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40		2.49	50	(25)
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34		2.53	50	(25)

For the Year Ended October 31, 2019
A	$9.92	$0.30	$0.79	$1.09	$(0.35)	$—	$—	$(0.35)	$10.66	11.24%	$940,594	0.74%	0.74%		2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54		2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42		3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07		2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76		2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48		3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34		3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40		3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36		3.29	71

The accompanying notes are an integral part of these financial statements.

219

Hartford Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Total Return Bond Fund – (continued)

For the Year Ended October 31, 2018
A	$10.44	$0.28	$(0.48)	$(0.20)	$(0.32)	$—	$—	$(0.32)	$9.92	(1.95)%	$774,821	0.82%	0.82%	2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60	1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51	3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15	2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85	2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56	2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44	3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48	3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44	3.10	74

For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%	2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58	1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62	2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17	2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85	2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55	2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44	2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46	2.96	56
F(7)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36	(5)	937,170	0.44	(6)	0.44	(6)	2.88	(6)	56

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(19)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(19)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(19)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(19)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(19)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(19)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(19)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(19)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(19)	3.10	41

The Hartford World Bond Fund

For the Year Ended October 31, 2020
A	$10.75	$0.06	$0.02	$0.08	$(0.19)	$(0.05)	$—	$(0.24)	$10.59	0.80%	$414,356	1.02%	1.02%	0.59%	125	%(26)
C	10.54	(0.01)	0.01	0.00	(28)	(0.15)	(0.05)	—	(0.20)	10.34	0.00	(27)	64,578	1.75	1.75	(0.14)	125	(26)
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	125	(26)
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	125	(26)
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	125	(26)
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	125	(26)
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	125	(26)
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	125	(26)
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	125	(26)

For the Year Ended October 31, 2019
A	$10.65	$0.10	$0.49	$0.59	$(0.48)	$(0.01)	$—	$(0.49)	$10.75	5.68%	$419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93

The accompanying notes are an integral part of these financial statements.

220

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford World Bond Fund – (continued)

For the Year Ended October 31, 2018
A	$10.45	$0.11	$0.12		$0.23	$(0.03)	$—	$—	$(0.03)	$10.65	2.18%	$339,123	1.04%	1.04%		1.04%	115%
C	10.31	0.03	0.12		0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77		0.30	115
I	10.50	0.14	0.12		0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76		1.32	115
R3	10.41	0.07	0.12		0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36		0.67	115
R4	10.46	0.11	0.11		0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07		1.02	115
R5	10.51	0.14	0.11		0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77		1.34	115
R6	10.53	0.16	0.11		0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67		1.50	115
Y	10.53	0.15	0.11		0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71		1.40	115
F	10.51	0.15	0.12		0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66		1.43	115

For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(20)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%		1.02%	100%
C	10.29	0.03	(0.01	)(20)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78		0.30	100
I	10.39	0.13	(0.02	)(20)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80		1.26	100
R3	10.35	0.07	(0.01	)(20)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35		0.70	100
R4	10.37	0.11	(0.02	)(20)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05		1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75		1.27	100
R6	10.40	0.14	(0.01	)(20)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69		1.36	100
Y	10.40	0.14	(0.01	)(20)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70		1.37	100
F(7)	10.32	0.08	0.11	(20)	0.19	—	—	—	—	10.51	1.84 (5)	1,235,664	0.68 (6)	0.68	(6)	1.14 (6)	100

For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(21)	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(21)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(21)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(21)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(21)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(21)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(21)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(21)	1.50	122

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 28, 2017.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(13)

The ratio of expenses before adjustments to average net assets excluding interest expense for the period November 1, 2019 through October 31, 2020 was 2.80%, 3.18%, 2.45% and 2.45% for Class A, Class A2, Class I, and Class SDR, respectively.

(14)	Commenced operations on May 31, 2018.
(15)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(16)	Commenced operations on February 28, 2019.

The accompanying notes are an integral part of these financial statements.

221

Hartford Fixed Income Funds

Financial Highlights – (continued)

(17)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(20)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(21)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(22)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 211%.
(23)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 43%.
(24)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 180%.
(25)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 545%.
(26)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 168%.
(27)	Amount is less than 0.01%.
(28)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

222

Hartford Fixed Income Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2020. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund, offers Class R3, Class R4 and Class R5 shares. Each Fund, except Municipal Income Fund and Municipal Short Duration Fund, has registered for sale Class Y shares. Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Class C shares of the Total Return Bond Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds’ prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing

223

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate

224

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business

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on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2020.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of

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non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2020.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2020.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2020.

f)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

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During the year ended October 31, 2020, Inflation Plus Fund had entered into Bond Forwards.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2020, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.

c)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.

d)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2020, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.

e)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared

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October 31, 2020

swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

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October 31, 2020

During the year ended October 31, 2020, each of Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2020, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2020, each of Floating Rate Fund, Floating Rate High Income Fund and Strategic Income Fund had used Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the year ended October 31, 2020, Emerging Markets Local Debt Fund had used Cross Currency Swaps.

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f)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$137,742	$—	$—	$—	$—	$137,742
Unrealized appreciation on futures contracts(1)	33,718	—	—	—	—	—	33,718
Unrealized appreciation on foreign currency contracts	—	959,098	—	—	—	—	959,098
Unrealized appreciation on swap contracts(2)	178,935	—	—	—	—	—	178,935

Total	$212,653	$1,096,840	$—	$—	$—	$—	$1,309,493

Liabilities:
Unrealized depreciation on futures contracts(1)	$36,396	$—	$—	$—	$—	$—	$36,396
Unrealized depreciation on foreign currency contracts	—	1,258,789	—	—	—	—	1,258,789
Written options, market value	—	201,488	—	—	—	—	201,488
Unrealized depreciation on swap contracts(2)	246,987	—	—	—	—	—	246,987

Total	$283,383	$1,460,277	$—	$—	$—	$—	$1,743,660

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$20,246	$—	$—	$—	$—	$20,246
Net realized gain (loss) on futures contracts	57,684	—	—	—	—	—	57,684
Net realized gain (loss) on written options contracts	—	360,321	—	—	—	—	360,321
Net realized gain (loss) on swap contracts	(507,342)	—	163,706	—	—	—	(343,636)
Net realized gain (loss) on foreign currency contracts	—	(1,904,873)	—	—	—	—	(1,904,873)

Total	$(449,658)	$(1,524,306)	$163,706	$—	$—	$—	$(1,810,258)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$237,172	$—	$—	$—	$—	$237,172
Net change in unrealized appreciation (depreciation) of futures contracts	(43,215)	—	—	—	—	—	(43,215)
Net change in unrealized appreciation (depreciation) of written options contracts	—	28,352	—	—	—	—	28,352
Net change in unrealized appreciation (depreciation) of swap contracts	(151,335)	—	(16,358)	—	—	—	(167,693)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,763,714)	—	—	—	—	(1,763,714)

Total	$(194,550)	$(1,498,190)	$(16,358)	$—	$—	$—	$(1,709,098)

231

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Emerging Markets Local Debt Fund – (continued)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	29,479,667
Futures Contracts Long at Number of Contracts	68
Futures Contracts Short at Number of Contracts	(59)
Written Options Contracts at Number of Contracts	(14,760,500)
Swap Contracts at Notional Amount	$31,602,768,376
Foreign Currency Contracts Purchased at Contract Amount	$107,660,434
Foreign Currency Contracts Sold at Contract Amount	$76,664,874

Floating Rate Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,416,130	$—	$—	$—	$—	$4,416,130
Unrealized appreciation on swap contracts(1)	3,039,627	—	—	—	—	—	3,039,627

Total	$3,039,627	$4,416,130	$—	$—	$—	$—	$7,455,757

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$459,134	$—	$—	$—	$—	$459,134
Unrealized depreciation on swap contracts(1)	231,943	—	—	—	—	—	231,943

Total	$231,943	$459,134	$—	$—	$—	$—	$691,077

(1)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(6,316,254)	$—	$—	$—	$—	$—	$(6,316,254)
Net realized gain (loss) on foreign currency contracts	—	(9,539,552)	—	—	—	—	(9,539,552)

Total	$(6,316,254)	$(9,539,552)	$—	$—	$—	$—	$(15,855,806)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$2,795,405	$—	$—	$—	$—	$—	$2,795,405
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	5,168,544	—	—	—	—	5,168,544

Total	$2,795,405	$5,168,544	$—	$—	$—	$—	$7,963,949

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$100,287,917
Foreign Currency Contracts Purchased at Contract Amount	$9,370,641
Foreign Currency Contracts Sold at Contract Amount	$236,198,843

232

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Floating Rate High Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,010,538	$—	$—	$—	$—	$1,010,538
Unrealized appreciation on swap contracts(1)	807,831	—	—	—	—	—	807,831

Total	$807,831	$1,010,538	$—	$—	$—	$—	$1,818,369

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$107,115	$—	$—	$—	$—	$107,115
Unrealized depreciation on swap contracts(1)	61,753	—	—	—	—	—	61,753

Total	$61,753	$107,115	$—	$—	$—	$—	$168,868

(1)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(1,281,404)	$—	$—	$—	$—	$—	$(1,281,404)
Net realized gain (loss) on foreign currency contracts	—	(1,675,895)	—	—	—	—	(1,675,895)

Total	$(1,281,404)	$(1,675,895)	$—	$—	$—	$—	$(2,957,299)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$736,023	$—	$—	$—	$—	$—	$736,023
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,173,047	—	—	—	—	1,173,047

Total	$736,023	$1,173,047	$—	$—	$—	$—	$1,909,070

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$18,168,333
Foreign Currency Contracts Purchased at Contract Amount	$1,752,155
Foreign Currency Contracts Sold at Contract Amount	$49,545,951

High Yield Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$365,224	$—	$—	$—	$—	$365,224

Total	$—	$365,224	$—	$—	$—	$—	$365,224

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$144	$—	$—	$—	$—	$144

Total	$—	$144	$—	$—	$—	$—	$144

233

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

High Yield Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(55,254)	$—	$—	$—	$(55,254)
Net realized gain (loss) on foreign currency contracts	—	(405,491)	—	—	—	—	(405,491)

Total	$—	$(405,491)	$(55,254)	$—	$—	$—	$(460,745)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(13,631)	$—	$—	$—	$(13,631)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	401,472	—	—	—	—	401,472

Total	$—	$401,472	$(13,631)	$—	$—	$—	$387,841

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$2,500,646
Foreign Currency Contracts Purchased at Contract Amount	$169,595
Foreign Currency Contracts Sold at Contract Amount	$11,158,936

Inflation Plus Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$47	$—	$—	$—	$—	$—	$47
Unrealized appreciation on futures contracts(1)	585,812	—	—	—	—	—	585,812
Unrealized appreciation on foreign currency contracts	—	814,245	—	—	—	—	814,245
Unrealized appreciation on swap contracts(2)	1,175,704	—	737,310	—	—	—	1,913,014

Total	$1,761,563	$814,245	$737,310	$—	$—	$—	$3,313,118

Liabilities:
Unrealized depreciation on futures contracts(1)	$660,035	$—	$—	$—	$—	$—	$660,035
Unrealized depreciation on bond forward contracts	220,308	—	—	—	—	—	220,308
Unrealized depreciation on foreign currency contracts	—	405,898	—	—	—	—	405,898
Unrealized depreciation on swap contracts(2)	2,235,581	—	5,492	—	—	—	2,241,073

Total	$3,115,924	$405,898	$5,492	$—	$—	$—	$3,527,314

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

234

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Inflation Plus Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(333,211)	$—	$—	$—	$—	$—	$(333,211)
Net realized gain (loss) on swap contracts	(3,307,316)	—	(273,070)	—	—	—	(3,580,386)
Net realized gain (loss) on bond forward contracts	4,537,895	—	—	—	—	—	4,537,895
Net realized gain (loss) on foreign currency contracts	—	66,556	—	—	—	—	66,556

Total	$897,368	$66,556	$(273,070)	$—	$—	$—	$690,854

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(72,723)	$—	$—	$—	$—	$—	$(72,723)
Net change in unrealized appreciation (depreciation) of futures contracts	(37,671)	—	—	—	—	—	(37,671)
Net change in unrealized appreciation (depreciation) of swap contracts	896,254	—	562,617	—	—	—	1,458,871
Net change in unrealized appreciation (depreciation) of bond forward contracts	(457,974)	—	—	—	—	—	(457,974)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	530,758	—	—	—	—	530,758

Total	$327,886	$530,758	$562,617	$—	$—	$—	$1,421,261

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	2,905,000
Futures Contracts Long at Number of Contracts	474
Futures Contracts Short at Number of Contracts	(366)
Swap Contracts at Notional Amount	$140,916,117
Foreign Currency Contracts Purchased at Contract Amount	$9,280,499
Foreign Currency Contracts Sold at Contract Amount	$28,122,106
Bond Forward Contracts at Contract Amount	$53,631,076

Short Duration Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$518,479	$—	$—	$—	$—	$—	$518,479
Unrealized appreciation on foreign currency contracts	—	469,579	—	—	—	—	469,579

Total	$518,479	$469,579	$—	$—	$—	$—	$988,058

Liabilities:
Unrealized depreciation on futures contracts(1)	$39,156	$—	$—	$—	$—	$—	$39,156
Unrealized depreciation on foreign currency contracts	—	5,874	—	—	—	—	5,874

Total	$39,156	$5,874	$—	$—	$—	$—	$45,030

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

235

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Short Duration Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(4,827,631)	$—	$—	$—	$—	$—	$(4,827,631)
Net realized gain (loss) on foreign currency contracts	—	(1,014,250)	—	—	—	—	(1,014,250)

Total	$(4,827,631)	$(1,014,250)	$—	$—	$—	$—	$(5,841,881)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$221,336	$—	$—	$—	$—	$—	$221,336
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	595,218	—	—	—	—	595,218

Total	$221,336	$595,218	$—	$—	$—	$—	$816,554

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	1,343
Futures Contracts Short at Number of Contracts	(1,601)
Foreign Currency Contracts Purchased at Contract Amount	$2,422,373
Foreign Currency Contracts Sold at Contract Amount	$24,828,279

Strategic Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$99	$—	$—	$—	$—	$—	$99
Unrealized appreciation on futures contracts(1)	36,620	—	—	—	—	—	36,620
Unrealized appreciation on foreign currency contracts	—	3,331,247	—	—	—	—	3,331,247
Unrealized appreciation on swap contracts(2)	641,568	—	711,706	—	—	—	1,353,274

Total	$678,287	$3,331,247	$711,706	$—	$—	$—	$4,721,240

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,977,609	$—	$—	$—	$—	$—	$2,977,609
Unrealized depreciation on foreign currency contracts	—	789,224	—	—	—	—	789,224
Written options, market value	6,312,615	—	—	—	—	—	6,312,615
Unrealized depreciation on swap contracts(2)	145,719	—	4,434,810	—	—	—	4,580,529

Total	$9,435,943	$789,224	$4,434,810	$—	$—	$—	$14,659,977

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

236

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$13,818,992	$—	$—	$—	$—	$—	$13,818,992
Net realized gain (loss) on written options contracts	31,843,186	—	—	—	—	—	31,843,186
Net realized gain (loss) on swap contracts	(509,240)	—	(19,871,960)	—	—	—	(20,381,200)
Net realized gain (loss) on foreign currency contracts	—	(1,162,131)	—	—	—	—	(1,162,131)

Total	$45,152,938	$(1,162,131)	$(19,871,960)	$—	$—	$—	$24,118,847

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(152,330)	$—	$—	$—	$—	$—	$(152,330)
Net change in unrealized appreciation (depreciation) of futures contracts	(2,922,038)	—	—	—	—	—	(2,922,038)
Net change in unrealized appreciation (depreciation) of written options contracts	(398,662)	—	—	—	—	—	(398,662)
Net change in unrealized appreciation (depreciation) of swap contracts	2,620,150	—	(4,959,283)	—	—	—	(2,339,133)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	2,729,010	—	—	—	—	2,729,010

Total	$(852,880)	$2,729,010	$(4,959,283)	$—	$—	$—	$(3,083,153)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,085,000
Futures Contracts Long at Number of Contracts	2,666
Futures Contracts Short at Number of Contracts	(209)
Written Options Contracts at Number of Contracts	(191,439,167)
Swap Contracts at Notional Amount	$190,078,498
Foreign Currency Contracts Purchased at Contract Amount	$14,951,813
Foreign Currency Contracts Sold at Contract Amount	$164,433,762

Total Return Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$550,249	$—	$—	$—	$—	$—	$550,249
Unrealized appreciation on futures contracts(1)	2,426,574	—	—	—	—	—	2,426,574
Unrealized appreciation on foreign currency contracts	—	593,182	—	—	—	—	593,182
Unrealized appreciation on swap contracts(2)	2,704,249	—	1,044,560	—	—	—	3,748,809

Total	$5,681,072	$593,182	$1,044,560	$—	$—	$—	$7,318,814

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,797,022	$—	$—	$—	$—	$—	$1,797,022
Unrealized depreciation on foreign currency contracts	—	7,972	—	—	—	—	7,972
Written options, market value	2,667,700	—	—	—	—	—	2,667,700
Unrealized depreciation on swap contracts(2)	6,422	—	5,654,474	—	—	—	5,660,896

Total	$4,471,144	$7,972	$5,654,474	$—	$—	$—	$10,133,590

237

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Total Return Bond Fund – (continued)

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$2,186,913	$—	$—	$—	$—	$—	$2,186,913
Net realized gain (loss) on futures contracts	(3,447,986)	—	—	—	—	—	(3,447,986)
Net realized gain (loss) on written options contracts	14,410,937	—	—	—	—	—	14,410,937
Net realized gain (loss) on swap contracts	(24,137,909)	—	(17,023,179)	—	—	—	(41,161,088)
Net realized gain (loss) on foreign currency contracts	—	2,700,184	—	—	—	—	2,700,184

Total	$(10,988,045)	$2,700,184	$(17,023,179)	$—	$—	$—	$(25,311,040)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(327,534)	$—	$—	$—	$—	$—	$(327,534)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,346,899)	—	—	—	—	—	(1,346,899)
Net change in unrealized (depreciation) of investments in written options contracts	(516,850)	—	—	—	—	—	(516,850)
Net change in unrealized appreciation (depreciation) of swap contracts	11,645,572	—	(6,651,134)	—	—	—	4,994,438
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	617,942	—	—	—	—	617,942

Total	$9,454,289	$617,942	$(6,651,134)	$—	$—	$—	$3,421,097

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	24,729,167
Futures Contracts Long at Number of Contracts	1,620
Futures Contracts Short at Number of Contracts	(1,141)
Written Options Contracts at Number of Contracts	(483,250,000)
Swap Contracts at Notional Amount	$303,912,203
Foreign Currency Contracts Purchased at Contract Amount	$6,968,139
Foreign Currency Contracts Sold at Contract Amount	$62,195,513

238

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

World Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$2,454,921	$1,029,099	$—	$—	$—	$—	$3,484,020
Unrealized appreciation on futures contracts(1)	2,752,834	—	—	—	—	—	2,752,834
Unrealized appreciation on foreign currency contracts	—	31,972,652	—	—	—	—	31,972,652
Unrealized appreciation on swap contracts(2)	1,118,959	—	3,156,099	—	—	—	4,275,058

Total	$6,326,714	$33,001,751	$3,156,099	$—	$—	$—	$42,484,564

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,385,895	$—	$—	$—	$—	$—	$1,385,895
Unrealized depreciation on foreign currency contracts	—	55,002,667	—	—	—	—	55,002,667
Written options, market value	636,297	71,600	—	—	—	—	707,897
Unrealized depreciation on swap contracts(2)	2,784,084	—	1,440,262	—	—	—	4,224,346

Total	$4,806,276	$55,074,267	$1,440,262	$—	$—	$—	$61,320,805

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$5,707,954	$(4,115,345)	$—	$—	$—	$—	$1,592,609
Net realized gain (loss) on futures contracts	(33,930,586)	—	—	—	—	—	(33,930,586)
Net realized gain (loss) on written options contracts	2,577,869	742,509	—	—	—	—	3,320,378
Net realized gain (loss) on swap contracts	(1,376,807)	—	(10,700,159)	—	—	—	(12,076,966)
Net realized gain (loss) on foreign currency contracts	—	(110,787,738)	—	—	—	—	(110,787,738)

Total	$(27,021,570)	$(114,160,574)	$(10,700,159)	$—	$—	$—	$(151,882,303)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(3,765,357)	$(1,596,475)	$—	$—	$—	$—	$(5,361,832)
Net change in unrealized appreciation (depreciation) of futures contracts	4,181,204	—	—	—	—	—	4,181,204
Net change in unrealized appreciation (depreciation) of written options contracts	389,035	1,375,356	—	—	—	—	1,764,391
Net change in unrealized appreciation (depreciation) of swap contracts	(633,555)	—	3,335,939	—	—	—	2,702,384
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	13,772,550	—	—	—	—	13,772,550

Total	$171,327	$13,551,431	$3,335,939	$—	$—	$—	$17,058,697

239

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

World Bond Fund – (continued)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	409,328,423
Futures Contracts Long at Number of Contracts	5,284
Futures Contracts Short at Number of Contracts	(5,169)
Written Options Contracts at Number of Contracts	(346,015,007)
Swap Contracts at Notional Amount	$25,925,690,511
Foreign Currency Contracts Purchased at Contract Amount	$6,424,657,786
Foreign Currency Contracts Sold at Contract Amount	$8,608,480,393

g)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$959,098	$(1,258,789)
Futures contracts	33,718	(36,396)
Purchased options	137,742	—
Swap contracts	178,935	(246,987)
Written options	—	(201,488)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,309,493	(1,743,660)

Derivatives not subject to a MNA	(153,491)	170,316

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,156,002	$(1,573,344)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$38,710	$(20,316)	$—	$—	$18,394
Barclays	30,496	(9,689)	—	—	20,807
BNP Paribas Securities Services	270,986	(270,986)	—	—	—
Citibank NA	186,729	(179,566)	—	—	7,163
Deutsche Bank Securities, Inc.	10,120	(4,744)	—	—	5,376
Goldman Sachs & Co.	301,018	(301,018)	—	—	—
HSBC Bank USA	79,453	(11,886)	—	—	67,567
JP Morgan Chase & Co.	31,646	(31,646)	—	—	—
Morgan Stanley	157,459	(157,459)	—	—	—
RBS Greenwich Capital	2,489	—	—	—	2,489
Standard Chartered Bank	35,249	(2,628)	—	—	32,621
UBS AG	11,647	(11,647)	—	—	—

Total	$1,156,002	$(1,001,585)	$—	$—	$154,417

240

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Emerging Markets Local Debt Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(20,316)	$20,316	$—	$—	$—
Barclays	(9,689)	9,689	—	—	—
BNP Paribas Securities Services	(400,650)	270,986	—	—	(129,664)
Citibank NA	(179,566)	179,566	—	—	—
Deutsche Bank Securities, Inc.	(4,744)	4,744	—	—	—
Goldman Sachs & Co.	(502,079)	301,018	—	—	(201,061)
HSBC Bank USA	(11,886)	11,886	—	—	—
JP Morgan Chase & Co.	(168,602)	31,646	—	50,000	(86,956)
Morgan Stanley	(167,205)	157,459	—	9,746	—
Standard Chartered Bank	(2,628)	2,628	—	—	—
State Street Global Markets LLC	(878)	—	—	—	(878)
Toronto-Dominion Bank	(1,888)	—	—	—	(1,888)
UBS AG	(103,213)	11,647	—	—	(91,566)

Total	$(1,573,344)	$1,001,585	$—	$59,746	$(512,013)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$4,416,130	$(459,134)
Swap contracts	3,039,627	(231,943)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$7,455,757	$(691,077)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$7,455,757	$(691,077)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$618,953	$—	$—	$(530,000)	$88,953
Citibank NA	4,268,263	(145,866)	—	—	4,122,397
Goldman Sachs & Co.	124,454	(124,454)	—	—	—
Morgan Stanley	2,391,301	(47,666)	—	(1,790,000)	553,635
UBS AG	52,786	(52,786)	—	—	—

Total	$7,455,757	$(370,772)	$—	$(2,320,000)	$4,764,985

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(145,866)	$145,866	$—	$—	$—
Goldman Sachs & Co.	(150,147)	124,454	—	—	(25,693)
JP Morgan Chase & Co.	(34,130)	—	—	—	(34,130)
Morgan Stanley	(47,666)	47,666	—	—	—
RBC Dominion Securities, Inc.	(23,733)	—	—	—	(23,733)
UBS AG	(289,535)	52,786	—	—	(236,749)

Total	$(691,077)	$370,772	$—	$—	$(320,305)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

241

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,010,538	$(107,115)
Swap contracts	807,831	(61,753)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,818,369	(168,868)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,818,369	$(168,868)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$335,010	$—	$—	$(335,010)	$—
Citibank NA	952,205	(5,361)	—	—	946,844
JP Morgan Chase & Co.	40,821	(9,058)	—	—	31,763
Morgan Stanley	490,333	(12,706)	—	(260,000)	217,627

Total	$1,818,369	$(27,125)	$—	$(595,010)	$1,196,234

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(5,361)	$5,361	$—	$—	$—
Goldman Sachs & Co.	(135,551)	—	—	—	(135,551)
JP Morgan Chase & Co.	(9,058)	9,058	—	—	—
Morgan Stanley	(12,706)	12,706	—	—	—
RBC Dominion Securities, Inc.	(6,192)	—	—	—	(6,192)

Total	$(168,868)	$27,125	$—	$—	$(141,743)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$365,224	$(144)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	365,224	(144)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$365,224	$(144)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$365,224	$(144)	$—	$—	$365,080

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(144)	$144	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

242

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$—	$(220,308)
Foreign currency contracts	814,245	(405,898)
Futures contracts	585,812	(660,035)
Purchased options	47	—
Swap contracts	1,913,014	(2,241,073)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,313,118	(3,527,314)

Derivatives not subject to a MNA	(621,691)	1,721,378

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,691,427	$(1,805,936)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$370,757	$(370,757)	$—	$—	$—
BNP Paribas Securities Services	199,299	(44,433)	—	—	154,866
Citibank NA	1,137,868	—	—	(620,000)	517,868
Goldman Sachs & Co.	795,209	(84,053)	—	—	711,156
JP Morgan Chase & Co.	188,294	(13,877)	—	—	174,417

Total	$2,691,427	$(513,120)	$—	$(620,000)	$1,558,307

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(424,662)	$370,757	$—	$—	$(53,905)
Barclays	(1,141,078)	—	797,297	—	(343,781)
BNP Paribas Securities Services	(44,433)	44,433	—	—	—
Goldman Sachs & Co.	(84,053)	84,053	—	—	—
JP Morgan Chase & Co.	(13,877)	13,877	—	—	—
Morgan Stanley	(97,680)	—	—	—	(97,680)
State Street Global Markets LLC	(153)	—	—	—	(153)

Total	$(1,805,936)	$513,120	$797,297	$—	$(495,519)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$469,579	$(5,874)
Futures contracts	518,479	(39,156)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	988,058	(45,030)

Derivatives not subject to a MNA	(518,479)	39,156

Total gross amount of assets and liabilities subject to MNA or similar agreements	$469,579	$(5,874)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$463,815	$—	$—	$—	$463,815
Toronto-Dominion Bank	5,764	(5,764)	—	—	—

Total	$469,579	$(5,764)	$—	$—	$463,815

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Toronto-Dominion Bank	$(5,874)	$5,764	$—	$—	$(110)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

243

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$3,331,247	$(789,224)
Futures contracts	36,620	(2,977,609)
Purchased options	99	—
Swap contracts	1,353,274	(4,580,529)
Written options	—	(6,312,615)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,721,240	(14,659,977)

Derivatives not subject to a MNA	(1,241,943)	3,156,564

Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,479,297	$(11,503,413)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$40	$—	$—	$—	$40
Banc of America Securities LLC	103,494	(103,494)	—	—	—
Bank of Montreal	145,268	—	—	—	145,268
Barclays	178,698	(178,698)	—	—	—
BNP Paribas Securities Services	46,738	(5,109)	—	—	41,629
Canadian Imperial Bank of Commerce	269,371	(13)	—	—	269,358
Citibank NA	1,308,465	(74)	—	—	1,308,391
Deutsche Bank Securities, Inc.	46,275	(46,275)	—	—	—
Goldman Sachs & Co.	155,768	(155,768)	—	—	—
HSBC Bank USA	439,756	(12,771)	—	—	426,985
JP Morgan Chase & Co.	30,363	(30,363)	—	—	—
Morgan Stanley	8,702	(8,702)	—	—	—
RBC Dominion Securities, Inc.	521	—	—	—	521
Standard Chartered Bank	57,859	(99)	—	—	57,760
State Street Global Markets LLC	311,362	(311,362)	—	—	—
UBS AG	339,179	(31,152)	—	—	308,027
Westpac International	37,438	—	—	—	37,438

Total	$3,479,297	$(883,880)	$—	$—	$2,595,417

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(3,235,481)	$103,494	$961,898	$—	$(2,170,089)
Barclays	(180,227)	178,698	1,529	—	—
BNP Paribas Securities Services	(5,109)	5,109	—	—	—
Canadian Imperial Bank of Commerce	(13)	13	—	—	—
Citibank NA	(74)	74	—	—	—
Credit Suisse First Boston Corp.	(953,031)	—	953,031	—	—
Credit Suisse International	(544,082)	—	—	—	(544,082)
Deutsche Bank Securities, Inc.	(1,419,596)	46,275	1,373,321	—	—
Goldman Sachs & Co.	(3,596,605)	155,768	3,440,837	—	—
HSBC Bank USA	(12,771)	12,771	—	—	—
JP Morgan Chase & Co.	(231,142)	30,363	—	—	(200,779)
Morgan Stanley	(905,046)	8,702	896,344	—	—
Standard Chartered Bank	(99)	99	—	—	—
State Street Global Markets LLC	(388,985)	311,362	—	—	(77,623)
UBS AG	(31,152)	31,152	—	—	—

Total	$(11,503,413)	$883,880	$7,626,960	$—	$(2,992,573)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

244

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$593,182	$(7,972)
Futures contracts	2,426,574	(1,797,022)
Purchased options	550,249	—
Swap contracts	3,748,809	(5,660,896)
Written options	—	(2,667,700)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,318,814	(10,133,590)

Derivatives not subject to a MNA	(6,138,069)	1,803,444

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,180,745	$(8,330,146)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$207	$—	$—	$—	$207
BNP Paribas Securities Services	736	(736)	—	—	—
Citibank NA	128,341	—	—	—	128,341
Credit Suisse International	5	(5)	—	—	—
Goldman Sachs & Co.	193,305	(193,305)	—	—	—
HSBC Bank USA	278,173	—	—	—	278,173
JP Morgan Chase & Co.	12,186	(12,186)	—	—	—
Morgan Stanley	391,022	(391,022)	—	—	—
Standard Chartered Bank	15,822	—	—	—	15,822
State Street Global Markets LLC	1,825	(124)	—	—	1,701
UBS AG	159,123	—	—	—	159,123

Total	$1,180,745	$(597,378)	$—	$—	$583,367

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(78,986)	$—	$—	$—	$(78,986)
BNP Paribas Securities Services	(1,224,330)	736	—	—	(1,223,594)
Credit Suisse International	(559,752)	5	—	455,000	(104,747)
Deutsche Bank Securities, Inc.	(231,221)	—	231,221	—	—
Goldman Sachs & Co.	(3,656,164)	193,305	—	—	(3,462,859)
JP Morgan Chase & Co.	(247,679)	12,186	—	—	(235,493)
Morgan Stanley	(2,331,890)	391,022	1,940,868	—	—
State Street Global Markets LLC	(124)	124	—	—	—

Total	$(8,330,146)	$597,378	$2,172,089	$455,000	$(5,105,679)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$31,972,652	$(55,002,667)
Futures contracts	2,752,834	(1,385,895)
Purchased options	3,484,020	—
Swap contracts	4,275,058	(4,224,346)
Written options	—	(707,897)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	42,484,564	(61,320,805)

Derivatives not subject to a MNA	(8,228,735)	5,877,784

Total gross amount of assets and liabilities subject to MNA or similar agreements	$34,255,829	$(55,443,021)

245

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

World Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,960,071	$(851,851)	$—	$—	$1,108,220
Barclays	2,898,123	(2,898,123)	—	—	—
BNP Paribas Securities Services	819,731	(819,731)	—	—	—
Citibank NA	3,779,808	(3,779,808)	—	—	—
Credit Suisse First Boston Corp.	29,742	(17,125)	—	—	12,617
Goldman Sachs & Co.	5,346,011	(5,346,011)	—	—	—
HSBC Bank USA	850,287	(850,287)	—	—	—
JP Morgan Chase & Co.	6,764,683	(6,764,683)	—	—	—
Morgan Stanley	9,725,954	(9,725,954)	—	—	—
Standard Chartered Bank	170,659	(170,659)	—	—	—
State Street Global Markets LLC	209,632	(979)	—	—	208,653
Toronto-Dominion Bank	326,275	(326,275)	—	—	—
UBS AG	1,374,853	(896,419)	—	—	478,434

Total	$34,255,829	$(32,447,905)	$—	$—	$1,807,924

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(851,851)	$851,851	$—	$—	$—
Barclays	(6,376,011)	2,898,123	—	—	(3,477,888)
BNP Paribas Securities Services	(892,491)	819,731	—	—	(72,760)
Canadian Imperial Bank of Commerce	(27,057)	—	—	—	(27,057)
Citibank NA	(3,978,222)	3,779,808	—	—	(198,414)
Credit Suisse First Boston Corp.	(17,125)	17,125	—	—	—
Deutsche Bank Securities, Inc.	(54,433)	—	—	—	(54,433)
Goldman Sachs & Co.	(7,923,261)	5,346,011	—	—	(2,577,250)
HSBC Bank USA	(8,897,371)	850,287	8,047,084	—	—
JP Morgan Chase & Co.	(9,581,571)	6,764,683	4,096	—	(2,812,792)
Morgan Stanley	(15,329,090)	9,725,954	—	3,825,000	(1,778,136)
Standard Chartered Bank	(274,395)	170,659	—	—	(103,736)
State Street Global Markets LLC	(979)	979	—	—	—
Toronto-Dominion Bank	(328,609)	326,275	—	—	(2,334)
UBS AG	(896,419)	896,419	—	—	—
Westpac International	(14,136)	—	—	—	(14,136)

Total	$(55,443,021)	$32,447,905	$8,051,180	$3,825,000	$(11,118,936)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to

246

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October 31, 2020

occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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October 31, 2020

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$—	$—	$4,330,525	$—	$7,563,869	$4,095,684
Floating Rate Fund	—	85,400,256	—	—	—	183,423,925	6,288,367
Floating Rate High Income Fund	—	14,415,837	—	—	—	28,580,041	1,189,654
High Yield Fund	—	15,831,246	—	—	—	17,144,881	—
Inflation Plus Fund	—	8,637,674	—	—	—	18,998,241	—
Municipal Income Fund	1,059,845	205,094	64,053	—	801,239	40,909	—
Municipal Opportunities Fund	26,196,378	587,352	—	—	23,929,036	944,941	—
Municipal Short Duration Fund	379,909	68,677	—	—	435,101	29,288	—
Short Duration Fund	—	34,553,416	—	—	—	34,696,930	—
Strategic Income Fund	—	35,515,872	—	—	—	32,648,272	—
Total Return Bond Fund	—	65,660,915	—	—	—	72,784,613	—
World Bond Fund	—	131,872,061	—	—	—	233,833,492	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$—	$—	$(70,850,402)	$(96,004)	$(2,342,327)	$(73,288,733)
Floating Rate Fund	2,602,635	—	(468,590,944)	(987,124)	(100,106,221)	(567,081,654)
Floating Rate High Income Fund	—	—	(60,933,568)	(5,278)	(13,562,934)	(74,501,780)
High Yield Fund	188,884	—	(24,432,988)	(21,871)	3,911,184	(20,354,791)
Inflation Plus Fund	8,200,160	—	(67,759,579)	(35,720)	13,103,961	(46,491,178)
Municipal Income Fund	—	—	(27,478)	(313)	2,393,103	2,365,312
Municipal Opportunities Fund	—	—	(1,597,170)	(289,153)	52,049,631	50,163,308
Municipal Short Duration Fund	—	3,123	—	—	377,031	380,154
Short Duration Fund	1,158,979	—	(11,031,924)	(227,894)	28,102,671	18,001,832
Strategic Income Fund	20,834,601	—	(5,442,476)	(1,476,011)	(891,523)	13,024,591
Total Return Bond Fund	23,238,332	—	—	(15,570,231)	124,711,743	132,379,844
World Bond Fund	20,307,568	—	(7,643,233)	(7,645,617)	46,666,446	51,685,164

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as distribution in excess and net operating loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
Emerging Markets Local Debt Fund	$(7,112,563)	$7,112,563
Floating Rate High Income Fund	(120,002)	120,002
Municipal Income Fund	(271)	271
Municipal Opportunities Fund	(200,809)	200,809

248

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Notes to Financial Statements – (continued)

October 31, 2020

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Debt Fund	$64,916,046	$2,385,424	$(4,710,374)	$(2,324,950)
Floating Rate Fund	2,001,289,342	21,213,653	(120,919,369)	(99,705,716)
Floating Rate High Income Fund	356,120,799	5,333,867	(18,841,583)	(13,507,716)
High Yield Fund	349,685,761	13,123,399	(9,209,217)	3,914,182
Inflation Plus Fund	517,659,999	19,917,475	(6,880,519)	13,036,956
Municipal Income Fund	80,620,957	2,736,072	(342,969)	2,393,103
Municipal Opportunities Fund	1,397,459,673	58,574,695	(6,525,064)	52,049,631
Municipal Short Duration Fund	25,007,400	482,277	(105,246)	377,031
Short Duration Fund	1,635,495,596	38,472,135	(10,419,967)	28,052,168
Strategic Income Fund	1,805,544,961	42,152,921	(42,985,383)	(832,462)
Total Return Bond Fund	3,602,560,589	160,208,509	(35,498,916)	124,709,593
World Bond Fund	4,377,583,244	96,513,211	(49,338,523)	47,174,688

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Local Debt Fund	$18,651,992		$52,198,410
Floating Rate Fund	46,496,359		422,094,585
Floating Rate High Income Fund	5,773,723		55,159,845
High Yield Fund	1,018,722		23,414,266
Inflation Plus Fund	11,577,143		56,182,436
Municipal Income Fund	27,478		—
Municipal Opportunities Fund	1,597,170	*	—
Short Duration Fund	4,201,474		6,830,450
Strategic Income Fund	4,153,131	*	1,289,345	*
World Bond Fund	—		7,643,233

*	Future utilization of losses are subject to limitation under current tax laws.

The Municipal Short Duration Fund and Total Return Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2020.

During the year ended October 31, 2020 Inflation Plus Fund utilized $15,911,444, Municipal Opportunities Fund utilized $2,601,021, Strategic Income Fund utilized $11,167,981 and Total Return Bond Fund utilized $18,649,030 of prior capital loss carryforwards respectively.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily

249

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October 31, 2020

investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% over $1 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and; 0.6300% on next $5 billion and; 0.6200% over $10 billion

High Yield Fund	0.5000% on first $1 billion and;
0.4500% on next $4 billion and;
0.4400% on next $5 billion and;
0.4350% over $10 billion

Inflation Plus Fund	0.3900% on first $500 million and;
0.3800% on next $500 million and;
0.3750% on next $1.5 billion and;
0.3700% on next $2.5 billion and;
0.3675% on next $5 billion and;
0.3650% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Short Duration Fund	0.4100% on the first $500 million and;
0.3700% on the next $500 million and;
0.3650% on the next $1.5 billion and;
0.3600% on the next $2.5 billion and;
0.3500% on the next $5 billion and;
0.3400% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2600% on next $4 billion and;
0.2500% over $5 billion

250

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Notes to Financial Statements – (continued)

October 31, 2020

Fund	Management Fee Rates

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $2 billion and;
0.5500% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% over $10 billion

From November 1, 2019 through February 27, 2020, the Inflation Plus Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Inflation Plus Fund’s average daily net assets.

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

From November 1, 2019 through August 31, 2020, the High Yield Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the High Yield Fund’s average daily net assets.

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of its Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund were accrued daily and paid monthly at the rates below:

Strategic Income Fund, Total Return Bond Fund, and World Bond Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, and Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

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Notes to Financial Statements – (continued)

October 31, 2020

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2021 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	N/A	0.66%	0.55%
Inflation Plus Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Municipal Income Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund(1)	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.69%	0.60%
Total Return Bond Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

(1)

Expense limitation arrangement described above for Classes A, C, I, R3, R4, R5 and Y shares of each of Floating Rate Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund extends beyond February 28, 2021. Please see the Funds’ statement of additional information for more information.

From November 1, 2019 through February 27, 2020, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.59%	0.55%
Municipal Opportunities Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	0.49%	0.39%
Short Duration Fund	0.81%	1.56%	0.56%	1.15%	0.85%	0.55%	0.55%	0.55%	0.55%
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	0.34%

From November 1, 2019 through August 31, 2020, with respect to the High Yield Fund, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.79%	0.70%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.06%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund	1.00%	1.74%	0.73%	1.25%	1.00%	0.77%	N/A	0.71%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	1.03%	1.78%	0.77%	1.34%	1.04%	0.74%	N/A	0.77%	0.67%
Inflation Plus Fund	0.85%	1.59%	0.57%	1.18%	0.89%	0.58%	N/A	0.57%	0.49%
Municipal Income Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.68%	1.43%	0.44%	N/A	N/A	N/A	N/A	0.45%	0.37%
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund	0.80%	1.55%	0.53%	1.15%	0.78%	0.56%	0.45%	0.55%	0.44%
Strategic Income Fund	0.95%	1.69%	0.67%	1.25%	0.95%	0.65%	0.59%	0.64%	0.59%
Total Return Bond Fund	0.71%	1.51%	0.41%	1.04%	0.76%	0.46%	0.34%	0.40%	0.34%
World Bond Fund	1.02%	1.75%	0.73%	1.36%	1.05%	0.75%	0.65%	0.72%	0.64%

252

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Notes to Financial Statements – (continued)

October 31, 2020

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$3,920	$1,503
Floating Rate Fund	119,479	63,442
Floating Rate High Income Fund	29,594	7,253
High Yield Fund	407,644	11,393
Inflation Plus Fund	156,655	980
Municipal Income Fund	115,117	1,588
Municipal Opportunities Fund	713,131	49,658
Municipal Short Duration Fund	38,417	7,676
Short Duration Fund	942,583	105,286
Strategic income Fund	549,974	12,991
Total Return Bond Fund	2,327,280	16,396
World Bond Fund	590,782	28,673

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2020, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$194
Floating Rate Fund	4,700
Floating Rate High Income Fund	785
High Yield Fund	794
Inflation Plus Fund	1,104
Municipal Income Fund	143
Municipal Opportunities Fund	2,874
Municipal Short Duration Fund	51
Short Duration Fund	3,271
Strategic Income Fund	2,267
Total Return Bond Fund	5,672
World Bond Fund	10,434

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are

253

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows through February 28, 2021, unless the Board of Directors approves its earlier termination:

Fund	Class A	Class Y
Inflation Plus Fund	0.15%	N/A
Short Duration Fund	0.12%	N/A
World Bond Fund	N/A	0.09%

For the period November 1, 2019 through February 27, 2020, HASCO had contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:

Fund	Class Y
Floating Rate Fund	0.08%
World Bond Fund	0.07%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Emerging Markets Local Debt Fund	0.19%	0.20%	0.10%	0.22%	0.17%	0.12%	N/A		0.11%	0.00	%*
Floating Rate Fund	0.11%	0.09%	0.08%	0.22%	0.17%	0.12%	N/A		0.05%	0.00	%*
Floating Rate High Income Fund	0.12%	0.10%	0.09%	0.22%	0.17%	0.11%	N/A		0.11%	0.00	%*
High Yield Fund	0.18%	0.14%	0.10%	0.22%	0.17%	0.12%	N/A		0.11%	0.00	%*
Inflation Plus Fund	0.16%	0.15%	0.10%	0.21%	0.17%	0.11%	N/A		0.11%	0.00	%*
Municipal Income Fund	0.06%	0.12%	0.11%	N/A	N/A	N/A	N/A		N/A	0.00	%*
Municipal Opportunities Fund	0.06%	0.07%	0.07%	N/A	N/A	N/A	N/A		0.09%	0.00	%*
Municipal Short Duration Fund	0.05%	0.15%	0.09%	N/A	N/A	N/A	N/A		N/A	0.00	%*
Short Duration Fund	0.13%	0.10%	0.08%	0.21%	0.09%	0.12%	0.00	%*	0.10%	0.00	%*
Strategic Income Fund	0.14%	0.11%	0.08%	0.21%	0.16%	0.11%	0.00	%*	0.06%	0.00	%*
Total Return Bond Fund	0.12%	0.17%	0.07%	0.22%	0.17%	0.12%	0.00	%*	0.06%	0.00	%*
World Bond Fund	0.13%	0.11%	0.09%	0.22%	0.16%	0.11%	0.00	%*	0.08%	0.00	%*

*	Amount rounds to 0.00%

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. Each of the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently engage in securities lending.

254

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Notes to Financial Statements – (continued)

October 31, 2020

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Emerging Markets Local Debt Fund	$—	$—	$—
Inflation Plus Fund	117,530	(117,530)	—
Municipal Income Fund	—	—	—
Municipal Opportunities Fund	—	—	—
Municipal Short Duration Fund	—	—	—
Short Duration Fund	4,684,079	(4,684,079)	—
Strategic Income Fund	7,626,512	(7,626,512)	—
Total Return Bond Fund	3,977,766	(3,977,766)	—
World Bond Fund	2,931,454	(2,931,454)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Emerging Markets Local Debt Fund	$—	$—
Inflation Plus Fund	120,450	—
Municipal Income Fund	—	—
Municipal Opportunities Fund	—	—
Municipal Short Duration Fund	—	—
Short Duration Fund	4,813,690	—
Strategic Income Fund	7,837,282	—
Total Return Bond Fund	4,140,341	—
World Bond Fund	3,015,734	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Inflation Plus Fund
Securities Lending Transactions(1)
Corporate Bonds	$120,450	$—	$—	$—	$120,450

Total Borrowings	$120,450	$—	$—	$—	$120,450

Gross amount of recognized liabilities for securities lending transactions					$120,450

255

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Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Short Duration Fund
Securities Lending Transactions(1)
Corporate Bonds	$4,813,690	$—	$—	$—	$4,813,690

Total Borrowings	$4,813,690	$—	$—	$—	$4,813,690

Gross amount of recognized liabilities for securities lending transactions					$4,813,690

Strategic Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$7,837,282	$—	$—	$—	$7,837,282

Total Borrowings	$7,837,282	$—	$—	$—	$7,837,282

Gross amount of recognized liabilities for securities lending transactions					$7,837,282

Total Return Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$593	$—	$—	$—	$593
Municipal Bonds	40,166	—	—	—	40,166
Preferred Stocks	4,099,582	—	—	—	4,099,582

Total Borrowings	$4,140,341	$—	$—	$—	$4,140,341

Gross amount of recognized liabilities for securities lending transactions					$4,140,341

World Bond Fund
Securities Lending Transactions(1)
Convertible Preferred Stocks	$2,499,994	$—	$—	$—	$2,499,994
Corporate Bonds	515,740	—	—	—	515,740

Total Borrowings	$3,015,734	$—	$—	$—	$3,015,734

Gross amount of recognized liabilities for securities lending transactions					$3,015,734

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	100%	25%		24%		N/A		—		—
Municipal Income Fund	—	—	—	N/A	N/A		N/A		N/A		—		—	%*
Municipal Opportunities Fund	—	—	—	N/A	N/A		N/A		N/A		—	%*	—
Short Duration Fund	—	—	—	—	—		—		83%		—		—
Strategic Income Fund	—	—	—	—	—		—		—	%*	—		—
Total Return Bond Fund	—	—	—	—	—	%*	—	%*	—		—	%*	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	—	%*	—	%*	—	%*	N/A		—		—
Municipal Income Fund	—	—	—	N/A		N/A		N/A		N/A		—		—	%*
Municipal Opportunities Fund	—	—	—	N/A		N/A		N/A		N/A		—	%*	—
Short Duration Fund	—	—	—	—		—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—		—		—		—	%*	—		—
Total Return Bond Fund	—	—	—	—		—	%*	—	%*	—		—	%*	—

*	Percentage rounds to zero.

256

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	31%
Strategic Income Fund	9%
Total Return Bond Fund	4%
World Bond Fund	4%

*	As of October 31, 2020, affiliated funds of funds and the 529 plans invest in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$88,147,788	$147,638,677	$—	$—	$88,147,788	$147,638,677
Floating Rate Fund	1,826,889,561	2,673,426,782	—	—	1,826,889,561	2,673,426,782
Floating Rate High Income Fund	409,221,320	452,118,745	—	—	409,221,320	452,118,745
High Yield Fund	205,480,489	197,503,864	—	—	205,480,489	197,503,864
Inflation Plus Fund	90,334,255	44,346,162	293,275,350	361,303,672	383,609,605	405,649,834
Municipal Income Fund	55,148,213	9,027,784	—	—	55,148,213	9,027,784
Municipal Opportunities Fund	637,329,639	311,161,537	—	—	637,329,639	311,161,537
Municipal Short Duration Fund	8,685,502	5,675,358	—	—	8,685,502	5,675,358
Short Duration Fund	746,957,681	459,789,306	55,494,681	88,018,857	802,452,362	547,808,163
Strategic Income Fund	1,238,386,152	488,749,523	250,354,848	122,263,312	1,488,741,000	611,012,835
Total Return Bond Fund	1,117,854,971	673,977,096	575,210,149	519,827,636	1,693,065,120	1,193,804,732
World Bond Fund	4,724,816,089	5,203,033,571	301,546,145	705,858,988	5,026,362,234	5,908,892,559

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund
Class A
Shares Sold	134,392	$760,164	207,670	$1,187,698
Shares Issued for Reinvested Dividends	37,719	204,790	73,897	415,304
Shares Redeemed	(319,756)	(1,753,111)	(542,516)	(3,076,858)

Net Increase (Decrease)	(147,645)	(788,157)	(260,949)	(1,473,856)

Class C
Shares Sold	105,544	$612,753	92,161	$529,014
Shares Issued for Reinvested Dividends	13,757	74,858	29,903	167,855
Shares Redeemed	(212,602)	(1,168,974)	(233,293)	(1,334,888)

Net Increase (Decrease)	(93,301)	(481,363)	(111,229)	(638,019)

Class I
Shares Sold	2,545,777	$14,145,120	6,908,616	$39,727,625
Shares Issued for Reinvested Dividends	177,208	978,115	704,194	3,951,546
Shares Redeemed	(7,824,110)	(40,873,043)	(12,019,899)	(68,361,743)

Net Increase (Decrease)	(5,101,125)	(25,749,808)	(4,407,089)	(24,682,572)

257

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Emerging Markets Local Debt Fund – (continued)
Class R3
Shares Sold	1	$4	13	$72
Shares Issued for Reinvested Dividends	85	462	135	759
Shares Redeemed	(184)	(1,057)	(1)	(3)

Net Increase (Decrease)	(98)	(591)	147	828

Class R4
Shares Sold	68	$400	366	$2,080
Shares Issued for Reinvested Dividends	343	1,856	580	3,256
Shares Redeemed	(776)	(4,628)	(3,434)	(19,056)

Net Increase (Decrease)	(365)	(2,372)	(2,488)	(13,720)

Class R5
Shares Sold	6,390	$36,359	—	$—
Shares Issued for Reinvested Dividends	348	1,784	153	828
Shares Redeemed	(68)	(350)	—	—

Net Increase (Decrease)	6,670	37,793	153	828

Class Y
Shares Sold	1,750,399	$9,515,902	3,241,425	$18,407,270
Shares Issued for Reinvested Dividends	523,951	2,827,886	1,059,729	5,916,738
Shares Redeemed	(9,274,328)	(49,111,325)	(5,036,875)	(28,581,454)

Net Increase (Decrease)	(6,999,978)	(36,767,537)	(735,721)	(4,257,446)

Class F
Shares Sold	270,149	$1,545,968	407,377	$2,323,662
Shares Issued for Reinvested Dividends	31,190	169,018	66,901	375,779
Shares Redeemed	(415,940)	(2,167,752)	(602,556)	(3,443,679)

Net Increase (Decrease)	(114,601)	(452,766)	(128,278)	(744,238)

Total Net Increase (Decrease)	(12,450,443)	$(64,204,801)	(5,645,454)	$(31,808,195)

Floating Rate Fund
Class A
Shares Sold	22,715,140	$182,043,746	20,753,076	$175,423,668
Shares Issued for Reinvested Dividends	2,783,969	22,370,965	4,878,024	40,858,137
Shares Redeemed	(34,530,403)	(274,801,624)	(39,378,555)	(332,728,712)

Net Increase (Decrease)	(9,031,294)	(70,386,913)	(13,747,455)	(116,446,907)

Class C
Shares Sold	1,913,326	$15,459,940	3,307,683	$28,109,231
Shares Issued for Reinvested Dividends	1,100,612	8,934,776	2,464,950	20,929,713
Shares Redeemed	(28,757,381)	(231,627,065)	(37,412,317)	(318,381,886)

Net Increase (Decrease)	(25,743,443)	(207,232,349)	(31,639,684)	(269,342,942)

Class I
Shares Sold	57,805,041	$458,641,839	64,163,143	$540,950,141
Shares Issued for Reinvested Dividends	3,529,631	28,399,544	7,879,027	65,898,623
Shares Redeemed	(125,477,198)	(987,910,277)	(133,638,228)	(1,125,921,425)

Net Increase (Decrease)	(64,142,526)	(500,868,894)	(61,596,058)	(519,072,661)

Class R3
Shares Sold	59,902	$490,500	130,893	$1,112,124
Shares Issued for Reinvested Dividends	21,364	172,803	43,514	367,117
Shares Redeemed	(299,206)	(2,452,297)	(352,382)	(2,980,006)

Net Increase (Decrease)	(217,940)	(1,788,994)	(177,975)	(1,500,765)

Class R4
Shares Sold	96,310	$794,320	434,340	$3,621,212
Shares Issued for Reinvested Dividends	8,674	69,552	27,979	232,831
Shares Redeemed	(157,920)	(1,222,761)	(795,583)	(6,649,208)

Net Increase (Decrease)	(52,936)	(358,889)	(333,264)	(2,795,165)

Class R5
Shares Sold	11,035	$89,492	30,884	$259,785
Shares Issued for Reinvested Dividends	4,935	39,528	9,124	76,179
Shares Redeemed	(35,909)	(290,850)	(115,665)	(977,036)

Net Increase (Decrease)	(19,939)	(161,830)	(75,657)	(641,072)

258

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Floating Rate Fund – (continued)
Class Y
Shares Sold	2,850,842	$22,683,282	19,589,034	$164,844,672
Shares Issued for Reinvested Dividends	239,275	1,920,632	628,372	5,237,776
Shares Redeemed	(5,411,327)	(42,525,785)	(66,904,529)	(560,471,951)

Net Increase (Decrease)	(2,321,210)	(17,921,871)	(46,687,123)	(390,389,503)

Class F
Shares Sold	14,960,687	$119,676,976	48,977,672	$411,193,434
Shares Issued for Reinvested Dividends	265,700	2,132,064	435,983	3,651,076
Shares Redeemed	(51,269,502)	(398,717,007)	(9,558,226)	(80,946,153)

Net Increase (Decrease)	(36,043,115)	(276,907,967)	39,855,429	333,898,357

Total Net Increase (Decrease)	(137,572,403)	$(1,075,627,707)	(114,401,787)	$(966,290,658)

Floating Rate High Income Fund
Class A
Shares Sold	1,398,470	$12,942,405	1,864,346	$18,160,482
Shares Issued for Reinvested Dividends	303,917	2,804,899	585,584	5,641,921
Shares Redeemed	(3,761,564)	(33,422,658)	(5,397,730)	(52,530,674)

Net Increase (Decrease)	(2,059,177)	(17,675,354)	(2,947,800)	(28,728,271)

Class C
Shares Sold	362,804	$3,349,789	674,618	$6,591,425
Shares Issued for Reinvested Dividends	155,830	1,449,058	315,700	3,072,727
Shares Redeemed	(2,260,595)	(20,844,664)	(2,947,205)	(28,816,410)

Net Increase (Decrease)	(1,741,961)	(16,045,817)	(1,956,887)	(19,152,258)

Class I
Shares Sold	13,072,588	$116,255,880	10,285,968	$99,879,666
Shares Issued for Reinvested Dividends	927,364	8,514,869	1,767,333	16,968,301
Shares Redeemed	(15,784,908)	(140,526,418)	(20,417,998)	(197,530,809)

Net Increase (Decrease)	(1,784,956)	(15,755,669)	(8,364,697)	(80,682,842)

Class R3
Shares Sold	3,922	$36,154	3,285	$31,677
Shares Issued for Reinvested Dividends	350	3,240	732	7,065
Shares Redeemed	(13,918)	(127,740)	(7,256)	(70,620)

Net Increase (Decrease)	(9,646)	(88,346)	(3,239)	(31,878)

Class R4
Shares Sold	3,403	$32,161	2,486	$23,942
Shares Issued for Reinvested Dividends	428	3,941	2,302	22,001
Shares Redeemed	(2,129)	(20,926)	(49,795)	(482,019)

Net Increase (Decrease)	1,702	15,176	(45,007)	(436,076)

Class R5
Shares Sold	124,461	$1,145,917	240,907	$2,332,856
Shares Issued for Reinvested Dividends	48,510	444,260	81,460	779,468
Shares Redeemed	(167,667)	(1,513,716)	(394,077)	(3,780,192)

Net Increase (Decrease)	5,304	76,461	(71,710)	(667,868)

Class Y
Shares Sold	1,781,345	$16,289,241	1,322,860	$12,758,253
Shares Issued for Reinvested Dividends	45,232	419,036	97,562	935,299
Shares Redeemed	(2,559,448)	(23,055,578)	(1,922,669)	(18,699,869)

Net Increase (Decrease)	(732,871)	(6,347,301)	(502,247)	(5,006,317)

Class F
Shares Sold	464,170	$4,307,469	1,459,684	$14,187,500
Shares Issued for Reinvested Dividends	72,535	668,254	208,411	2,000,389
Shares Redeemed	(1,307,260)	(11,903,577)	(2,569,133)	(24,876,036)

Net Increase (Decrease)	(770,555)	(6,927,854)	(901,038)	(8,688,147)

Total Net Increase (Decrease)	(7,092,160)	$(62,748,704)	(14,792,625)	$(143,393,657)

259

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
High Yield Fund
Class A
Shares Sold	7,982,568	$57,178,942	6,506,518	$47,070,659
Shares Issued for Reinvested Dividends	1,394,996	9,984,138	1,489,506	10,755,927
Shares Redeemed	(7,699,857)	(54,391,234)	(6,778,790)	(48,833,942)

Net Increase (Decrease)	1,677,707	12,771,846	1,217,234	8,992,644

Class C
Shares Sold	720,947	$5,165,342	742,272	$5,322,196
Shares Issued for Reinvested Dividends	145,751	1,040,364	198,845	1,430,853
Shares Redeemed	(1,730,291)	(12,196,760)	(1,913,506)	(13,734,197)

Net Increase (Decrease)	(863,593)	(5,991,054)	(972,389)	(6,981,148)

Class I
Shares Sold	1,576,935	$10,987,256	1,614,396	$11,725,807
Shares Issued for Reinvested Dividends	127,736	918,879	154,330	1,116,526
Shares Redeemed	(1,660,866)	(11,578,456)	(1,573,979)	(11,453,644)

Net Increase (Decrease)	43,805	327,679	194,747	1,388,689

Class R3
Shares Sold	112,009	$816,725	36,667	$265,401
Shares Issued for Reinvested Dividends	11,257	80,520	11,614	83,821
Shares Redeemed	(70,941)	(500,399)	(119,170)	(863,325)

Net Increase (Decrease)	52,325	396,846	(70,889)	(514,103)

Class R4
Shares Sold	26,012	$188,053	38,581	$274,684
Shares Issued for Reinvested Dividends	6,207	44,493	8,100	58,529
Shares Redeemed	(32,464)	(238,238)	(69,466)	(506,053)

Net Increase (Decrease)	(245)	(5,692)	(22,785)	(172,840)

Class R5
Shares Sold	66,470	$474,328	45,044	$326,413
Shares Issued for Reinvested Dividends	4,687	33,480	5,132	36,874
Shares Redeemed	(94,762)	(674,816)	(29,909)	(215,847)

Net Increase (Decrease)	(23,605)	(167,008)	20,267	147,440

Class Y
Shares Sold	3,088,142	$21,482,670	2,065,149	$15,033,370
Shares Issued for Reinvested Dividends	38,973	283,912	14,558	105,044
Shares Redeemed	(4,604,281)	(32,546,308)	(606,229)	(4,378,192)

Net Increase (Decrease)	(1,477,166)	(10,779,726)	1,473,478	10,760,222

Class F
Shares Sold	3,292,512	$23,808,924	2,197,653	$15,936,793
Shares Issued for Reinvested Dividends	430,586	3,087,555	443,529	3,198,162
Shares Redeemed	(2,076,306)	(14,636,213)	(1,766,862)	(12,756,366)

Net Increase (Decrease)	1,646,792	12,260,266	874,320	6,378,589

Total Net Increase (Decrease)	1,056,020	$8,813,157	2,713,983	$19,999,493

Inflation Plus Fund
Class A
Shares Sold	3,416,712	$36,760,046	2,232,260	$23,110,264
Shares Issued for Reinvested Dividends	284,425	2,969,394	656,721	6,527,807
Shares Redeemed	(3,214,757)	(34,234,638)	(4,019,980)	(41,478,441)

Net Increase (Decrease)	486,380	5,494,802	(1,130,999)	(11,840,370)

Class C
Shares Sold	353,723	$3,707,981	116,835	$1,154,546
Shares Issued for Reinvested Dividends	16,560	167,587	141,168	1,353,801
Shares Redeemed	(1,803,410)	(18,549,888)	(3,002,992)	(29,831,832)

Net Increase (Decrease)	(1,433,127)	(14,674,320)	(2,744,989)	(27,323,485)

Class I
Shares Sold	2,020,576	$22,374,318	1,585,718	$16,594,011
Shares Issued for Reinvested Dividends	93,581	994,771	195,357	1,975,060
Shares Redeemed	(2,199,103)	(23,710,342)	(1,824,142)	(19,083,333)

Net Increase (Decrease)	(84,946)	(341,253)	(43,067)	(514,262)

260

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Inflation Plus Fund – (continued)
Class R3
Shares Sold	673,544	$7,093,135	469,490	$4,742,188
Shares Issued for Reinvested Dividends	52,401	537,110	145,422	1,419,316
Shares Redeemed	(1,385,375)	(14,251,182)	(1,149,704)	(11,609,420)

Net Increase (Decrease)	(659,430)	(6,620,937)	(534,792)	(5,447,916)

Class R4
Shares Sold	216,766	$2,289,573	169,799	$1,748,336
Shares Issued for Reinvested Dividends	11,266	117,726	30,895	307,095
Shares Redeemed	(461,632)	(4,923,802)	(398,957)	(4,126,127)

Net Increase (Decrease)	(233,600)	(2,516,503)	(198,263)	(2,070,696)

Class R5
Shares Sold	133,252	$1,474,320	23,349	$245,370
Shares Issued for Reinvested Dividends	2,858	30,265	10,294	103,759
Shares Redeemed	(174,426)	(1,873,550)	(107,477)	(1,136,991)

Net Increase (Decrease)	(38,316)	(368,965)	(73,834)	(787,862)

Class Y
Shares Sold	659,312	$7,130,008	79,148	$832,863
Shares Issued for Reinvested Dividends	40,716	433,627	97,698	989,682
Shares Redeemed	(279,632)	(3,063,939)	(586,430)	(6,193,950)

Net Increase (Decrease)	420,396	4,499,696	(409,584)	(4,371,405)

Class F
Shares Sold	3,855,004	$41,986,825	2,574,612	$26,997,606
Shares Issued for Reinvested Dividends	298,328	3,168,242	571,737	5,780,258
Shares Redeemed	(3,444,902)	(36,752,619)	(2,837,448)	(29,871,804)

Net Increase (Decrease)	708,430	8,402,448	308,901	2,906,060

Total Net Increase (Decrease)	(834,213)	$(6,125,032)	(4,826,627)	$(49,449,936)

Municipal Income Fund
Class A
Shares Sold	1,810,083	$19,362,123	1,216,886	$12,665,314
Shares Issued for Reinvested Dividends	66,661	716,775	46,776	492,102
Shares Redeemed	(514,527)	(5,472,708)	(666,992)	(7,009,368)

Net Increase (Decrease)	1,362,217	14,606,190	596,670	6,148,048

Class C
Shares Sold	273,882	$2,935,669	200,677	$2,115,638
Shares Issued for Reinvested Dividends	6,407	68,800	6,577	68,621
Shares Redeemed	(102,934)	(1,107,063)	(303,102)	(3,209,692)

Net Increase (Decrease)	177,355	1,897,406	(95,848)	(1,025,433)

Class I
Shares Sold	2,159,787	$23,139,936	597,228	$6,324,802
Shares Issued for Reinvested Dividends	33,470	359,362	18,528	193,629
Shares Redeemed	(376,105)	(3,914,265)	(573,148)	(6,083,302)

Net Increase (Decrease)	1,817,152	19,585,033	42,608	435,129

Class F
Shares Sold	1,136,896	$12,112,442	205,526	$2,162,030
Shares Issued for Reinvested Dividends	16,823	180,804	6,668	70,158
Shares Redeemed	(163,103)	(1,700,273)	(45,586)	(474,072)

Net Increase (Decrease)	990,616	10,592,973	166,608	1,758,116

Total Net Increase (Decrease)	4,347,340	$46,681,602	710,038	$7,315,860

Municipal Opportunities Fund
Class A
Shares Sold	13,705,812	$121,518,705	13,097,042	$113,644,055
Shares Issued for Reinvested Dividends	920,975	8,178,106	968,423	8,430,168
Shares Redeemed	(10,088,440)	(88,468,489)	(8,525,335)	(73,509,669)

Net Increase (Decrease)	4,538,347	41,228,322	5,540,130	48,564,554

261

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Municipal Opportunities Fund – (continued)
Class C
Shares Sold	1,895,643	$16,820,563	2,096,355	$18,292,641
Shares Issued for Reinvested Dividends	80,275	713,061	126,114	1,096,479
Shares Redeemed	(2,880,616)	(25,479,837)	(3,954,316)	(34,304,671)

Net Increase (Decrease)	(904,698)	(7,946,213)	(1,731,847)	(14,915,551)

Class I
Shares Sold	50,133,652	$443,070,863	33,139,466	$287,763,424
Shares Issued for Reinvested Dividends	1,269,430	11,279,654	1,086,031	9,458,014
Shares Redeemed	(28,476,329)	(250,888,458)	(14,958,859)	(129,739,392)

Net Increase (Decrease)	22,926,753	203,462,059	19,266,638	167,482,046

Class Y
Shares Sold	216,487	$1,933,106	7,783	$67,807
Shares Issued for Reinvested Dividends	35,516	315,113	44,970	390,018
Shares Redeemed	(130,412)	(1,148,573)	(170,299)	(1,471,492)

Net Increase (Decrease)	121,591	1,099,646	(117,546)	(1,013,667)

Class F
Shares Sold	17,953,655	$159,400,282	7,282,248	$63,411,974
Shares Issued for Reinvested Dividends	329,626	2,925,198	228,035	1,988,242
Shares Redeemed	(3,445,684)	(30,089,476)	(1,650,992)	(14,267,074)

Net Increase (Decrease)	14,837,597	132,236,004	5,859,291	51,133,142

Total Net Increase (Decrease)	41,519,590	$370,079,818	28,816,666	$251,250,524

Municipal Short Duration Fund
Class A
Shares Sold	1,145,838	$11,586,580	1,693,047	$16,925,384
Shares Issued for Reinvested Dividends	33,692	340,581	27,682	278,955
Shares Redeemed	(962,122)	(9,659,221)	(1,041,019)	(10,485,930)

Net Increase (Decrease)	217,408	2,267,940	679,710	6,718,409

Class C
Shares Sold	96,134	$967,062	96,178	$966,974
Shares Issued for Reinvested Dividends	1,497	15,127	3,876	38,851
Shares Redeemed	(85,818)	(861,322)	(285,558)	(2,880,963)

Net Increase (Decrease)	11,813	120,867	(185,504)	(1,875,138)

Class I
Shares Sold	213,769	$2,164,033	71,701	$722,127
Shares Issued for Reinvested Dividends	5,264	53,174	10,600	106,305
Shares Redeemed	(54,837)	(545,570)	(551,449)	(5,573,094)

Net Increase (Decrease)	164,196	1,671,637	(469,148)	(4,744,662)

Class F
Shares Sold	98,768	$991,750	91,777	$920,030
Shares Issued for Reinvested Dividends	3,867	39,099	2,936	29,612
Shares Redeemed	(56,960)	(566,704)	(26,384)	(266,427)

Net Increase (Decrease)	45,675	464,145	68,329	683,215

Total Net Increase (Decrease)	439,092	$4,524,589	93,387	$781,824

Short Duration Fund
Class A
Shares Sold	51,243,837	$504,354,186	36,524,678	$356,835,933
Shares Issued for Reinvested Dividends	1,527,630	15,095,226	1,559,506	15,297,872
Shares Redeemed	(33,867,669)	(331,858,219)	(25,531,979)	(250,066,747)

Net Increase (Decrease)	18,903,798	187,591,193	12,552,205	122,067,058

Class C
Shares Sold	6,109,317	$59,943,618	5,619,975	$54,719,385
Shares Issued for Reinvested Dividends	117,376	1,159,082	142,653	1,399,052
Shares Redeemed	(5,260,757)	(51,359,254)	(4,994,595)	(48,801,908)

Net Increase (Decrease)	965,936	9,743,446	768,033	7,316,529

262

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Short Duration Fund – (continued)
Class I
Shares Sold	41,547,078	$411,117,591	35,786,507	$350,683,775
Shares Issued for Reinvested Dividends	860,944	8,498,126	746,757	7,316,650
Shares Redeemed	(37,899,515)	(369,038,007)	(19,101,058)	(186,766,826)

Net Increase (Decrease)	4,508,507	50,577,710	17,432,206	171,233,599

Class R3
Shares Sold	144,618	$1,438,625	82,147	$806,429
Shares Issued for Reinvested Dividends	2,937	28,968	2,811	27,567
Shares Redeemed	(78,871)	(755,948)	(14,985)	(144,595)

Net Increase (Decrease)	68,684	711,645	69,973	689,401

Class R4
Shares Sold	109,508	$1,087,435	867,429	$8,553,622
Shares Issued for Reinvested Dividends	13,530	132,100	6,194	61,143
Shares Redeemed	(428,264)	(4,221,379)	(156,595)	(1,521,610)

Net Increase (Decrease)	(305,226)	(3,001,844)	717,028	7,093,155

Class R5
Shares Sold	105,028	$1,042,408	61,747	$604,217
Shares Issued for Reinvested Dividends	3,785	37,255	3,348	32,687
Shares Redeemed	(36,827)	(360,633)	(38,494)	(374,732)

Net Increase (Decrease)	71,986	719,030	26,601	262,172

Class R6(1)
Shares Sold	180	$1,768	1,070	$10,385
Shares Issued for Reinvested Dividends	33	320	21	206

Net Increase (Decrease)	213	2,088	1,091	10,591

Class Y
Shares Sold	1,236,976	$12,231,240	1,842,504	$18,049,511
Shares Issued for Reinvested Dividends	23,955	234,836	40,141	390,179
Shares Redeemed	(1,755,749)	(16,923,506)	(2,233,507)	(21,812,368)

Net Increase (Decrease)	(494,818)	(4,457,430)	(350,862)	(3,372,678)

Class F
Shares Sold	11,110,634	$109,353,226	12,459,292	$121,724,260
Shares Issued for Reinvested Dividends	656,086	6,471,032	733,802	7,182,031
Shares Redeemed	(9,197,312)	(89,892,896)	(8,008,432)	(78,550,371)

Net Increase (Decrease)	2,569,408	25,931,362	5,184,662	50,355,920

Total Net Increase (Decrease)	26,288,488	$267,817,200	36,400,937	$355,655,747

Strategic Income Fund
Class A
Shares Sold	13,346,771	$118,837,640	5,337,834	$45,379,327
Shares Issued for Reinvested Dividends	866,819	7,532,677	1,249,248	10,365,012
Shares Redeemed	(5,624,519)	(48,357,802)	(3,785,319)	(31,991,992)

Net Increase (Decrease)	8,589,071	78,012,515	2,801,763	23,752,347

Class C
Shares Sold	4,433,541	$39,397,046	2,302,354	$19,758,315
Shares Issued for Reinvested Dividends	172,344	1,505,044	290,056	2,410,006
Shares Redeemed	(2,518,682)	(21,967,538)	(2,444,655)	(20,763,592)

Net Increase (Decrease)	2,087,203	18,934,552	147,755	1,404,729

Class I
Shares Sold	107,606,359	$949,984,625	30,910,117	$263,931,079
Shares Issued for Reinvested Dividends	1,953,846	17,112,338	959,173	8,069,620
Shares Redeemed	(37,195,826)	(321,439,864)	(11,878,785)	(101,419,868)

Net Increase (Decrease)	72,364,379	645,657,099	19,990,505	170,580,831

Class R3
Shares Sold	95,140	$849,021	37,478	$314,812
Shares Issued for Reinvested Dividends	3,268	28,423	2,869	23,881
Shares Redeemed	(5,016)	(45,001)	(3,280)	(27,650)

Net Increase (Decrease)	93,392	832,443	37,067	311,043

263

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Strategic Income Fund – (continued)
Class R4
Shares Sold	491,161	$4,299,455	5,506	$46,037
Shares Issued for Reinvested Dividends	5,175	46,207	1,621	13,396
Shares Redeemed	(37,816)	(337,964)	(49,613)	(403,004)

Net Increase (Decrease)	458,520	4,007,698	(42,486)	(343,571)

Class R5
Shares Sold	1,128,324	$9,846,175	560,488	$4,780,070
Shares Issued for Reinvested Dividends	41,860	364,909	30,744	256,415
Shares Redeemed	(426,229)	(3,659,866)	(161,396)	(1,361,870)

Net Increase (Decrease)	743,955	6,551,218	429,836	3,674,615

Class R6
Shares Sold	1,095,884	$9,817,038	193,442	$1,648,990
Shares Issued for Reinvested Dividends	14,400	126,449	4,905	41,455
Shares Redeemed	(153,866)	(1,365,949)	(22,482)	(193,024)

Net Increase (Decrease)	956,418	8,577,538	175,865	1,497,421

Class Y
Shares Sold	11,044,742	$98,123,559	452,980	$3,846,433
Shares Issued for Reinvested Dividends	174,069	1,523,119	25,600	212,429
Shares Redeemed	(1,209,957)	(10,394,818)	(218,812)	(1,852,341)

Net Increase (Decrease)	10,008,854	89,251,860	259,768	2,206,521

Class F
Shares Sold	14,928,674	$133,829,542	3,607,554	$30,670,566
Shares Issued for Reinvested Dividends	807,195	7,033,285	1,243,956	10,353,984
Shares Redeemed	(4,803,713)	(41,174,194)	(3,661,416)	(31,099,334)

Net Increase (Decrease)	10,932,156	99,688,633	1,190,094	9,925,216

Total Net Increase (Decrease)	106,233,948	$951,513,556	24,990,167	$213,009,152

Total Return Bond Fund
Class A
Shares Sold	28,885,483	$314,770,359	19,025,222	$196,518,945
Issued in Merger	2,156,231	24,253,074	—	—
Shares Issued for Reinvested Dividends	2,247,855	24,550,223	2,778,685	28,504,805
Shares Redeemed	(13,562,584)	(146,714,479)	(11,677,288)	(119,557,823)

Net Increase (Decrease)	19,726,985	216,859,177	10,126,619	105,465,927

Class C
Shares Sold	287,581	$3,198,791	371,687	$3,785,829
Issued in Merger	1,148,560	13,070,389	—	—
Shares Issued for Reinvested Dividends	34,775	384,209	58,484	608,239
Shares Redeemed	(1,157,868)	(12,799,289)	(977,330)	(10,103,139)

Net Increase (Decrease)	313,048	3,854,100	(547,159)	(5,709,071)

Class I
Shares Sold	20,059,875	$219,445,628	7,866,091	$81,958,506
Issued in Merger	2,022,055	22,674,107	—	—
Shares Issued for Reinvested Dividends	389,549	4,249,385	207,666	2,134,627
Shares Redeemed	(5,681,806)	(61,207,596)	(3,018,555)	(30,996,244)

Net Increase (Decrease)	16,789,673	185,161,524	5,055,202	53,096,889

Class R3
Shares Sold	146,280	$1,654,997	45,632	$479,293
Issued in Merger	2,655	30,689	—	—
Shares Issued for Reinvested Dividends	8,416	94,367	12,612	133,255
Shares Redeemed	(149,521)	(1,646,936)	(115,574)	(1,223,922)

Net Increase (Decrease)	7,830	133,117	(57,330)	(611,374)

Class R4
Shares Sold	534,048	$5,997,115	267,881	$2,802,154
Issued in Merger	1,126	12,908	—	—
Shares Issued for Reinvested Dividends	22,339	248,694	36,574	381,854
Shares Redeemed	(436,828)	(4,809,979)	(352,304)	(3,701,932)

Net Increase (Decrease)	120,685	1,448,738	(47,849)	(517,924)

264

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Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Total Return Bond Fund – (continued)
Class R5
Shares Sold	291,949	$3,243,533	53,597	$567,359
Issued in Merger	1,516	17,269	—	—
Shares Issued for Reinvested Dividends	3,809	42,181	5,339	55,085
Shares Redeemed	(159,149)	(1,748,398)	(115,818)	(1,222,982)

Net Increase (Decrease)	138,125	1,554,585	(56,882)	(600,538)

Class R6
Shares Sold	3,175,849	$34,624,258	3,703,333	$39,420,388
Shares Issued for Reinvested Dividends	142,818	1,565,097	30,408	323,855
Shares Redeemed	(1,385,972)	(15,104,521)	(143,790)	(1,526,282)

Net Increase (Decrease)	1,932,695	21,084,834	3,589,951	38,217,961

Class Y
Shares Sold	13,484,725	$149,148,655	5,602,467	$57,814,471
Issued in Merger	23,303	263,851	—	—
Shares Issued for Reinvested Dividends	939,760	10,303,444	1,821,712	18,814,698
Shares Redeemed	(23,222,388)	(249,279,226)	(6,775,090)	(70,516,335)

Net Increase (Decrease)	(8,774,600)	(89,563,276)	649,089	6,112,834

Class F
Shares Sold	43,913,726	$474,299,178	17,383,270	$178,690,231
Issued in Merger	217,574	2,424,664	—	—
Shares Issued for Reinvested Dividends	2,095,170	22,645,999	2,026,031	20,609,541
Shares Redeemed	(12,058,383)	(129,418,091)	(34,857,787)	(348,062,055)

Net Increase (Decrease)	34,168,087	369,951,750	(15,448,486)	(148,762,283)

Total Net Increase (Decrease)	64,422,528	$710,484,549	3,263,155	$46,692,421

World Bond Fund
Class A
Shares Sold	11,853,572	$124,563,268	17,509,270	$186,484,889
Shares Issued for Reinvested Dividends	916,828	9,618,889	1,559,019	16,244,806
Shares Redeemed	(12,689,889)	(132,649,893)	(11,870,173)	(125,798,446)

Net Increase (Decrease)	80,511	1,532,264	7,198,116	76,931,249

Class C
Shares Sold	1,578,580	$16,215,963	2,667,601	$27,699,556
Shares Issued for Reinvested Dividends	131,186	1,353,066	272,028	2,769,499
Shares Redeemed	(3,216,831)	(33,065,235)	(2,751,558)	(28,652,862)

Net Increase (Decrease)	(1,507,065)	(15,496,206)	188,071	1,816,193

Class I
Shares Sold	91,513,500	$970,005,731	109,021,517	$1,166,336,650
Shares Issued for Reinvested Dividends	4,663,389	49,256,832	8,330,170	87,483,275
Shares Redeemed	(113,328,621)	(1,193,910,175)	(93,337,615)	(1,001,215,415)

Net Increase (Decrease)	(17,151,732)	(174,647,612)	24,014,072	252,604,510

Class R3
Shares Sold	108,636	$1,129,269	94,716	$992,361
Shares Issued for Reinvested Dividends	3,518	36,727	4,743	49,135
Shares Redeemed	(161,163)	(1,659,947)	(26,934)	(283,813)

Net Increase (Decrease)	(49,009)	(493,951)	72,525	757,683

Class R4
Shares Sold	849,081	$8,855,360	950,496	$10,241,730
Shares Issued for Reinvested Dividends	24,403	255,884	6,012	63,589
Shares Redeemed	(100,526)	(1,053,542)	(45,874)	(488,262)

Net Increase (Decrease)	772,958	8,057,702	910,634	9,817,057

Class R5
Shares Sold	465,869	$4,906,254	496,165	$5,291,646
Shares Issued for Reinvested Dividends	14,524	153,384	19,966	210,139
Shares Redeemed	(300,932)	(3,180,962)	(283,234)	(3,027,780)

Net Increase (Decrease)	179,461	1,878,676	232,897	2,474,005

265

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Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

World Bond Fund – (continued)
Class R6
Shares Sold	11,886,116	$125,598,122	1,340,006	$14,401,847
Shares Issued for Reinvested Dividends	65,574	691,752	58,237	614,774
Shares Redeemed	(2,918,313)	(30,795,658)	(743,966)	(7,995,884)

Net Increase (Decrease)	9,033,377	95,494,216	654,277	7,020,737

Class Y
Shares Sold	18,859,020	$200,397,393	27,191,768	$293,099,600
Shares Issued for Reinvested Dividends	1,138,357	12,064,039	3,098,339	32,602,956
Shares Redeemed	(33,849,252)	(357,158,394)	(44,597,814)	(482,694,394)

Net Increase (Decrease)	(13,851,875)	(144,696,962)	(14,307,707)	(156,991,838)

Class F
Shares Sold	53,456,392	$565,674,517	62,411,375	$669,170,519
Shares Issued for Reinvested Dividends	4,833,555	51,124,691	7,698,936	81,054,043
Shares Redeemed	(107,074,605)	(1,129,497,459)	(29,639,426)	(318,087,074)

Net Increase (Decrease)	(48,784,658)	(512,698,251)	40,470,885	432,137,488

Total Net Increase (Decrease)	(71,278,032)	$(741,070,124)	59,433,770	$626,567,084

(1)	Inception date was February 28, 2019.

13.	Fund Reorganizations:

At a meeting held February 4-5, 2020, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford Quality Bond Fund (the “Quality Bond Fund”), a series of the Company, with and into the Total Return Bond Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on July 24, 2020, the Quality Bond Fund transferred all of its assets to the Total Return Bond Fund, in exchange for shares of the Total Return Bond Fund and the assumption of all of the liabilities of the Quality Bond Fund by the Total Return Bond Fund.

After the close of business on July 24, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Total Return Bond Fund in the following amounts:

Share Class	Net Assets of the Quality Bond Fund as of the close of business on July 24, 2020 (“Reorganization Date”)	Shares of the Quality Bond Fund as of the Reorganization Date	Value of Shares Issued by the Total Return Bond Fund	Shares Issued by the Total Return Bond Fund	Net Assets of the Total Return Bond Fund immediately after the Reorganization
Class A	$24,253,074	2,383,212	$24,253,074	2,156,231	$1,151,027,274
Class C	13,070,389	1,294,146	13,070,389	1,148,560	34,326,690
Class I	22,674,107	2,237,310	22,674,107	2,022,055	219,198,829
Class R3	30,689	3,014	30,689	2,655	5,054,080
Class R4	12,908	1,270	12,908	1,126	12,348,018
Class R5	17,269	1,701	17,269	1,516	1,873,131
Class R6	N/A	N/A	N/A	N/A	58,735,611
Class Y	263,851	25,859	263,851	23,303	334,195,150
Class F	2,424,664	239,494	2,424,664	217,574	849,103,140

	$62,746,951	6,186,006	$62,746,951	5,573,020	$2,665,861,923

Each shareholder of a share class of the Quality Bond Fund received shares of the same share class of the Total Return Bond Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

Some of the investments held by the Quality Bond Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Total Return Bond Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Reorganization Date, the Quality Bond Fund had investments valued at $61,543,600 with a cost basis of $58,380,594. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Total Return Bond Fund were recorded at fair value; however,

266

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

the cost basis of the investments received by the Total Return Bond Fund from the Quality Bond Fund were carried forward to align ongoing reporting of the Total Return Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Total Return Bond Fund immediately after the acquisition were $2,665,861,923 which included $3,163,006 of acquired unrealized appreciation.

Assuming the Reorganization had been completed on November 1, 2019, the Total Return Bond Fund’s pro-forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$57,820,897
Net realized and unrealized gain (loss) on investments	$109,427,219
Net increase (decrease) in net assets from operations	$167,248,116

14.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Recent Accounting Pronouncement:

The Financial Accounting Standards Board (“FASB”) issued ASU 2017-08 (the “ASU”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Upon initial adoption, the impacted Funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of the ASU does not affect the impacted Funds’ net asset values and the cumulative effect to the impacted Funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

		For the Year Ended October 31, 2020
Funds	Cost of Investments As of November 1, 2019	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gains (Loss) on Investments	Distributable Earnings
Emerging Markets Local Debt Fund	$216	$59	$174	$(233)	$(216)
Floating Rate Fund	26,624	18,369	20,776	(39,145)	(26,624)
Floating Rate High Income Fund	6,753	3,420	5,535	(8,955)	(6,753)
High Yield Fund	171,005	27,465	67,889	(95,354)	(171,005)
Inflation Plus Fund	—	65	(65)	—	—
Municipal Income Fund	(1,830)	899	(899)	—	1,830
Municipal Opportunities Fund	(3,510)	(117,227)	117,226	1	3,510
Municipal Short Duration Fund	1,030	1,167	(1,167)	—	(1,030)
Short Duration Fund	8,128	(3,892)	8,128	(4,236)	(8,128)
Strategic Income Fund	(74,024)	(84,383)	33,376	51,007	74,024
Total Return Bond Fund	4,922	10,165	(7,167)	(2,998)	(4,922)
World Bond Fund	152,934	(983,299)	947,538	35,761	(152,934)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

267

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2020

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

268

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund (twelve of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

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Hartford Fixed Income Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not reduced the HLIM for any Fund. HFMC reported that it has increased the HLIM for Hartford Municipal Short Duration Fund and The Hartford World Bond Fund, and discussed its rationale for the changes.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

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Hartford Fixed Income Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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The Hartford Mutual Funds, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent

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legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program

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manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The

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Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to other Hartford funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of The Hartford Municipal Opportunities Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for The Hartford Emerging Markets Local Debt Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

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The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

The Hartford Emerging Markets Local Debt Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from an investment management fee reduction implemented in 2019. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.18% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Floating Rate Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Floating Rate High Income Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and in the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford High Yield Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and below its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Inflation Plus Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% and a contractual transfer agency expense cap of 0.15% through February 28, 2021.

279

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Municipal Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.69% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Municipal Opportunities Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Municipal Short Duration Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Short Duration Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% and a contractual transfer agency expense cap of 0.12% through February 28, 2021.

The Hartford Strategic Income Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.95% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Total Return Bond Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00%.

The Hartford World Bond Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and in the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.

280

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.09% through February 28, 2021.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

281

Hartford Fixed Income Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Hartford Mutual Funds, Inc. Shares Outstanding (as of Record Date): 4,786,852,771.602 Total Shares Voted: 3,984,902,623.370 Percentage of Shares Voted: 83.246%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	3,902,805,882.770	97.940%	81.531%
	Withheld:	82,096,740.600	2.060%	1.715%
Robin C. Beery	For:	3,915,421,841.765	98.257%	81.795%
	Withheld:	69,480,781.605	1.743%	1.451%
Lynn S. Birdsong	For:	3,905,268,785.333	98.002%	81.583%
	Withheld:	79,633,838.037	1.998%	1.663%
Derrick D. Cephas	For:	3,906,387,023.712	98.030%	81.606%
	Withheld:	78,515,599.658	1.970%	1.640%
James E. Davey	For:	3,911,005,174.673	98.146%	81.703%
	Withheld:	73,897,448.697	1.854%	1.543%
Christine R. Detrick	For:	3,915,250,969.140	98.253%	81.791%
	Withheld:	69,651,654.230	1.747%	1.455%
Andrew A. Johnson	For:	3,908,222,118.290	98.076%	81.645%
	Withheld:	76,680,505.080	1.924%	1.601%
Paul L. Rosenberg	For:	3,904,491,528.107	97.983%	81.567%
	Withheld:	80,411,095.263	2.017%	1.679%
Lemma W. Senbet	For:	3,908,008,747.183	98.071%	81.640%
	Withheld:	76,893,876.187	1.929%	1.606%
David Sung	For:	3,899,522,144.326	97.858%	81.463%
	Withheld:	85,380,479.044	2.142%	1.783%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

282

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-FI20     12/20     219824    Printed in U.S.A.

Hartford FUNDS OUR BENCHMARK IS THE INVESTOR®. Hartford Multi-Strategy Funds Annual Report October 31, 2020 The Hartford Balanced Income Fund Hartford AARP Balanced Retirement Fund The Hartford Checks and Balances Fund The Hartford Conservative Allocation Fund The Hartford Global Real Asset Fund The Hartford Growth Allocation Fund Hartford Moderate Allocation Fund Hartford Multi-Asset Income and Growth Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Balanced Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	1.75%	6.44%	7.51%
Class A2	-3.85%	5.24%	6.91%
Class C1	0.92%	5.64%	6.71%
Class C3	-0.07%	5.64%	6.71%
Class I1	1.94%	6.70%	7.78%
Class R3[1]	1.36%	6.09%	7.18%
Class R4[1]	1.60%	6.40%	7.50%
Class R5[1]	1.97%	6.68%	7.78%
Class R6[1]	2.06%	6.79%	7.92%
Class Y1	1.96%	6.74%	7.90%
Class F1	2.08%	6.78%	7.82%
45% Russell 1000 Value Index/44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index[4]	0.30%	6.04%	7.32%
Russell 1000 Value Index	-7.57%	5.82%	9.48%
Bloomberg Barclays Corporate Index	7.05%	5.85%	5.11%
JP Morgan Emerging Markets Bond Index Plus	3.81%	4.65%	4.57%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	3.42%	6.31%	6.25%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.91%	0.91%
Class C	1.66%	1.66%
Class I	0.65%	0.65%
Class R3	1.27%	1.27%
Class R4	0.98%	0.98%
Class R5	0.67%	0.67%
Class R6	0.58%	0.58%
Class Y	0.69%	0.68%
Class F	0.58%	0.58%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew Hand, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 1.75%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s custom benchmark (45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index), which returned 0.30% for the same period. For the period, the Russell 1000 Value Index returned -7.57%, the Bloomberg Barclays Corporate Index returned 7.05%, the JP Morgan Emerging Markets Bond Index Plus returned 3.81%, and the Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 3.42%. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 2.93% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020, bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States, U.S.-China trade tensions, uncertainty surrounding the U.K.’s exit from the European Union (EU)(also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus, but recovered as economies reopened.

Global monetary policies were extremely accommodative during the period. The Fed cut rates, committed to buying an unlimited amount of Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. Later, the Fed amplified its policy response and unveiled a new inflation policy framework. The European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

At the end of the period, U.S. economic data was largely positive. Annualized gross domestic product (GDP) rebounded in the third quarter of 2020, and personal income and spending were boosted by a stronger labor market and pandemic aid. However, a surge in coronavirus cases sparked concerns and dragged down consumer sentiment. The Eurozone’s GDP expanded in the third quarter of 2020 as restrictions relaxed. The Eurozone manufacturing purchasing managers index (PMI) improved, while the services PMI declined further into contractionary territory. China’s annualized GDP advanced in the third quarter of 2020. Manufacturing and services continued to recover, helped by resilient exports, robust demand, and strong hiring. Japan’s industrial production grew amid recovering factory output and rising external demand. Japan’s trade balance expanded to a surplus as exports surged. Australia’s

3

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

annual inflation ticked up; however, high unemployment and poor demand have kept a lid on inflation.

Absolute returns in global sovereigns were generally positive during the twelve-month period due to accommodative central banks and a bid for the safety of government bonds. On an excess return basis (returns over U.S. Treasuries), credit risk sectors were mixed during the twelve-month period. Investment-grade corporates were negative but recouped some of their earlier underperformance. High-yield bonds followed a similar path, generating negative excess returns. Securitized sectors were mixed. Agency mortgage-backed securities (MBS) and asset backed securities (ABS) generated positive excess returns, while commercial mortgage-backed securities (CMBS) generated negative excess returns.

At the overall Fund level, the fixed income allocation, driven by security selection within investment-grade credit, contributed positively to performance relative to the custom benchmark, while the Fund’s allocation to equities also had a positive impact. Within the equity portion of the Fund, sector allocation, a result of our bottom-up stock selection process, was the primary driver of outperformance relative to the equity portion of the Fund’s custom benchmark for the period, due primarily to an overweight to the Healthcare sector and an underweight to the Real Estate sector. This was partially offset by an underweight to the Materials sector. Security selection also contributed positively to relative performance. In particular, selection in the Real Estate and Financials sectors contributed positively to relative returns, while selection in the Healthcare and Consumer Staples sectors detracted from performance.

Among the top contributors to relative returns in the equity portion of the Fund were not holding benchmark constituent Wells Fargo (Financials), as well as the Fund’s positions in Progressive (Financials) and Eli Lilly (Healthcare). Shares of Well Fargo, a diversified financial services company dropped after the company reported a loss in the second quarter of 2020 driven by large provisions which more than doubled from first quarter 2020 levels. U.S.-based insurance provider Progressive reported strong earnings in the second quarter of 2020 on lower losses and expenses, as June saw the continuation of reduced miles driven and reduced frequency of automobile accidents. Momentum continued with net premiums written, growing 18% in August and underwriting margins expanding, propelling shares higher to end the period. Global pharmaceutical company Eli Lilly reported earnings that topped consensus estimates in both the fourth quarter of 2019 and the first quarter of 2020, driven by strong sales and a lower tax rate. Shares climbed as the company raised guidance for 2020.

Among the top detractors from relative performance in the equity portion of the Fund were Suncor Energy (Energy), Phillips 66 (Energy), and not holding benchmark constituent Danaher (Healthcare). Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. The company’s stock price slid along with falling oil prices relating to increased Organization of the Petroleum Exporting Countries (OPEC) production in February 2020 and coronavirus pandemic demand destruction that escalated in March 2020. We eliminated the Fund’s position in March 2020 as we grew concerned about fundamentals and the company’s ability to sustain the dividend. Ultimately, the company cut its dividend by 55% a few months later. Shares of Phillips 66, an energy company with diversified exposure to midstream, downstream, and chemicals, traded lower as earnings fell in the second quarter of 2020, primarily due to a decline in results in the refining segment as margins and volume shrank. The stock continued to trend downward through the rest of the period. Shares of Danaher, a provider of medical equipment, climbed early in 2020 on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotech equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock.

The fixed income portion of the Fund outperformed the fixed-income portion of the Fund’s custom benchmark for the period due primarily to strong security selection within investment-grade credit. An underweight to and security selection within emerging-markets debt and high-yield credit also contributed positively to relative performance. This was partially offset by negative effects from the Fund’s duration and yield curve positioning.

Equity derivatives were not used in the Fund during the period. Credit default swaps were used in the Fund during the period to manage credit exposure both for individual issuers as well as for the overall credit markets, via credit default swap indices. Collectively, these positions had a slightly negative impact on performance during the period. Currency forwards were also used in the Fund during the period to manage currency risk and had a slightly negative impact on performance during the period. Finally, bond futures were used in the Fund for duration and yield curve management during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that high-quality businesses with sustainable dividend policies are in an advantageous position to strengthen as they emerge from a downturn – taking market share, or, in some cases, making opportunistic acquisitions at attractive valuations. This is embodied in a quote the team often references: “The strong get stronger in crisis situations.” To this end, amid the heightened market volatility, we have been patient and, where possible, sought to swap into higher-quality companies at similar valuations. While the near-term threat of dividend cuts and suspensions has abated relative to earlier in 2020, we remain vigilant, seeking to avoid potential dividend cutters and the companies that would be most directly impacted in a prolonged shutdown. In some instances, we closely monitored the possibility of companies suspending a dividend temporarily as a measure to improve solvency. While this seems prudent in many cases, we prefer to avoid this contingency where possible, and favor companies with strong balance sheets that can endure through the cycle.

On the equity side, the Consumer Staples and Utilities sectors represented the Fund’s largest sector overweights relative to the custom benchmark at the end of the period, while the Consumer Discretionary and Materials sectors were the Fund’s largest underweight allocations.

On the fixed income side, the Fund maintained roughly neutral to slightly defensive positioning relative to the fixed-income portion of the Fund’s benchmark as of the end of the period. The Fund exited the allocation to the securitized sector (including mortgage-backed securities) during the period, which was outside the custom benchmark, and was slightly underweight to investment-grade credit at the end of the period, from a contribution to spread duration perspective.

4

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

The equity and fixed income portfolio managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with its custom benchmark from an equity/fixed income weighting perspective.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	42.8%
Preferred Stocks	0.0 *

Total	42.8%

Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	46.5
Foreign Government Obligations	3.6
Municipal Bonds	0.2
Senior Floating Rate Interests	0.1
U.S. Government Securities	0.7

Total	51.2%

Short-Term Investments	3.8
Other Assets & Liabilities	2.2

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

Hartford AARP Balanced Retirement Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return while seeking to mitigate downside risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	-0.05%	4.45%	2.95%
Class A3	-4.55%	3.49%	2.23%
Class C2	-0.80%	3.70%	2.22%
Class C4	-1.78%	3.70%	2.22%
Class I2	0.09%	4.60%	3.15%
Class R3[2]	-0.54%	4.28%	2.77%
Class R4[2]	-0.09%	4.48%	2.99%
Class R5[2]	0.10%	4.58%	3.12%
Class R6[2]	0.27%	4.69%	3.22%
Class Y2	0.18%	4.66%	3.20%
Class F2	0.30%	4.68%	3.21%
70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI ACWI Index (Net)[5]	6.34%	5.51%	4.83%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.80%
MSCI ACWI Index (Net)	4.89%	8.11%	6.56%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
[5]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information prior to 07/10/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.09%	0.96%
Class C	1.84%	1.71%
Class I	0.80%	0.66%
Class R3	1.42%	1.18%
Class R4	1.12%	0.88%
Class R5	0.82%	0.55%
Class R6	0.71%	0.45%
Class Y	0.81%	0.55%
Class F	0.71%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses and are based on estimated amounts. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

6

Hartford AARP Balanced Retirement Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Christopher Goolgasian, CFA, CPA, CAIA

Managing Director and Portfolio Manager

Wellington Management Company LLP

Lutz-Peter Wilke, CFA

Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford AARP Balanced Retirement Fund returned -0.05%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark (70% Bloomberg Barclays U.S. Aggregate Index, 30% MSCI ACWI Index (Net)) which returned 6.34% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) returned 6.19% and 4.89%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 0.92% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, global equities rose 4.89% as measured by the MSCI ACWI Index (Net). In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020, bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States, U.S.-China trade tensions, uncertainty surrounding the U.K.’s exit from the

European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus, but recovered as economies reopened.

We believe it is important to note that the Fund is designed for investors at or near retirement with total return and risk reduction objectives, and may behave differently from its peer group and benchmark.

At the overall Fund level, underperformance relative to the custom benchmark was driven by weakness in sector allocation and security selection across both equities and fixed income.

Within equities, sector allocation within the asset class as well as stock selection had a negative impact on performance over the period. However, being overweight to equity overall relative to the custom benchmark partially alleviated these losses. Allocations to global natural resources equities (companies whose primary products are basic raw materials) and high-quality, dividend-yielding equities were the primary detractors within equity, as those areas of the equity market underperformed the MSCI ACWI Index during the period. Exposures to companies that produce commodities, including precious metals, industrial metals, and agriculture, were additive and helped offset some of the underperformance.

Within fixed income, security selection and sector allocation were both weak for the period, led by underperformance in unconstrained fixed income and high yield. On the other hand, the Fund’s allocation to inflation breakevens (a market-based measure of expected inflation) was a positive contributor during the period, as was the Fund’s core fixed income exposure. Being underweight to fixed income relative to the benchmark was also additive.

During the period, the Fund used derivatives for risk management, to manage duration, to hedge currency risk, and to gain exposure to fixed income and equity markets. Over the period, the Fund’s use of derivatives saw positive performance overall, primarily stemming from derivatives used to gain exposure to fixed income markets. The equity put options used for risk management saw losses in aggregate over the whole period; however, the allocation was a significant positive contributor to performance during the COVID-19 market crisis during the first quarter.

What is the outlook as of the end of the period?

Looking forward through the end of 2020 and into 2021, we are encouraged by a potential treatment and vaccine for coronavirus, policy support, and a gradual re-opening of economies globally. However, the market’s rebound and the prospect of a slow economic recovery leaves us only moderately bullish on risk assets.

7

Hartford AARP Balanced Retirement Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

As of the end of the period, we continue to rebalance the Fund in alignment with our long-term strategic asset allocation process.

We continue to prefer U.S. equities and the growth and quality factors, though we think some higher-quality cyclical companies are attractive. Given our expectations that interest rates will stay low, and the potential yield, earnings growth, and relative safety that U.S. equities may provide, we find this region most appealing.

In fixed income, we continue to favor shorter-duration bonds, high-yield bonds, and cash over investment-grade bonds.

We believe the most significant downside risks to our views are a second wave of coronavirus, a longer-than-anticipated recession, and worsening U.S.-China relations.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Investments in securities of other investment companies includes the risks that apply to such other investment companies’ strategies and holdings. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Affiliated Investment Companies	22.5%
Common Stocks	31.8
Convertible Preferred Stocks	0.0 *
Preferred Stocks	0.0 *
Warrants	0.0 *

Total	54.3%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	10.3%
Corporate Bonds	20.7
Municipal Bonds	0.4
U.S. Government Agencies(2)	4.8
U.S. Government Securities	6.1

Total	42.3%

Short-Term Investments	1.8
Purchased Options	0.6
Other Assets & Liabilities	1.0

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

8

The Hartford Checks and Balances Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	4.98%	7.68%	8.35%
Class A2	-0.79%	6.47%	7.74%
Class C1	4.27%	6.88%	7.54%
Class C3	3.30%	6.88%	7.54%
Class I1	5.25%	7.96%	8.63%
Class R3[1]	4.62%	7.30%	7.97%
Class R4[1]	4.94%	7.62%	8.30%
Class R5[1]	5.31%	7.90%	8.60%
Class F1	5.23%	8.01%	8.66%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/33.3% Bloomberg Barclays U.S. Aggregate Bond Index[4]	9.33%	9.33%	9.95%
Russell 3000 Index	10.15%	11.48%	12.80%
S&P 500 Index	9.71%	11.71%	13.01%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.93%	0.93%
Class C	1.70%	1.70%
Class I	0.67%	0.67%
Class R3	1.29%	1.29%
Class R4	0.97%	0.97%
Class R5	0.70%	0.70%
Class F	0.58%	0.58%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

9

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 4.98%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark (which is comprised of 33.4% Russell 3000 Index, 33.3% S&P 500 Index, 33.3% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 9.33% for the same period. Individually, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the S&P 500 Index returned 10.15%, 6.19%, and 9.71%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the 3.98% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average, a group of funds that hold between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019 and into the first quarter of 2020. Then, after the U.S. equity market achieved record highs in February 2020 the coronavirus spread rapidly, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound beginning in late March as markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines.

Outside of the U.S., the European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, at the end of the period considerable uncertainty remained about a resurgence in coronavirus infections, the timeline for vaccine development, the unemployment rate, debt burdens, and the possibility of additional fiscal stimulus. During the period, the Fund allocated its assets as follows: (i) one-third to The Hartford Capital Appreciation Fund, (ii) one-third to The Hartford Dividend and Growth Fund, and (iii) one-third to Hartford Total Return Bond ETF.

During the period, the Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Capital

Appreciation Fund. The return of The Hartford Dividend and Growth Fund detracted most from performance relative to the custom benchmark.

The Hartford Capital Appreciation Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Consumer Staples, and Financials sectors. Conversely, stronger selection within the Communication Services, Healthcare, and Information Technology sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the fund’s underweight exposure to the Energy and Financials sectors in addition to an overweight to the Consumer Discretionary sector. An underweight to the Information Technology sector, as well as an overweight to the Industrials sector, relative to the Russell 3000 Index, detracted from performance.

The Hartford Dividend and Growth Fund underperformed the S&P 500 Index during the period. Security selection detracted from the fund’s returns relative to the S&P 500 Index over the period. Stock selection effects were weakest within the Information Technology, Consumer Discretionary, and Communication Services sectors. This was partially offset by stronger selection within the Energy sector, which contributed positively to relative performance. Sector allocation, a result of the bottom-up stock selection process, detracted from the fund’s relative performance over the period. An overweight to the Energy and Financials sectors, as well as an underweight to the Information Technology sector, detracted the most from relative returns.

The Hartford Total Return Bond ETF outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The largest contributor to the ETF’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the period was positioning within credit sectors. An allocation to and security selection within investment-grade credit, particularly within the Industrials sector, was the largest contributor within corporate credit. An underweight to developed sovereign bonds within non-corporate credit also had a positive impact on relative results over the period. An allocation to high yield contributed positively to relative results as higher-yielding sectors recovered over the latter part of the period, while an allocation to bank loans had a slightly negative impact on relative performance. The ETF’s allocation to select emerging-markets debt contributed positively to relative performance during the period. The ETF’s allocation to securitized sectors, consisting of non-agency residential mortgage backed securities (particularly post-crisis “2.0” issuances), commercial mortgage-backed securities, and asset-backed securities detracted from relative performance, as many of these sectors came under substantial stress, particularly at the onset of the coronavirus pandemic. This negative impact was partially offset by a positive impact from positioning within agency mortgage-backed securities, which contributed positively to relative performance during the period as spread widening was limited by the announcement of Federal

10

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Reserve purchases. An allocation to collateralized loan obligations was a modest positive contributor to relative results. An allocation to Treasury inflation-protected securities (TIPS) contributed positively to relative performance as TIPS outperformed duration-equivalent nominal U.S. Treasuries.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

Although equity markets continued to climb higher in the third quarter of 2020, we are wrestling with many unknowns in the short term. While enormous amounts of liquidity have been pumped into the market to try and safeguard consumer spending, we are still facing high rates of unemployment and each day are reminded of the increasing number of coronavirus cases.

The 10-year Treasury yield fell from 1.71% at the beginning of the twelve-month period to 0.79% at the end of the twelve-month period. The Fed announced in mid-September that it expects to keep interest rates near zero until 2023, helping set expectations that higher inflation should not immediately lead to higher interest rates.

At the end of the period, through its investment in The Hartford Capital Appreciation Fund and The Hartford Dividend and Growth Fund, the Fund’s largest equity overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Communication Services sectors, relative to the S&P 500 Index. At the end of the period, through its investment in the Hartford Total Return Bond ETF, the Fund’s largest fixed income overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index was to agency mortgage-backed pass-throughs along with an allocation to select non-agency residential mortgage-backed securities (RMBS), which was outside of the Bloomberg Barclays U.S. Aggregate Bond Index. In addition, as of the end of the period, through its investment in the Hartford Total Return Bond ETF, the Fund’s largest underweight was to United States Treasury bonds, while investment-grade corporate bonds have a neutral allocation, relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of 10/31/2020 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	65.4%
Taxable Fixed Income Funds	34.4
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

The Hartford Conservative Allocation Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	4.04%	4.62%	3.51%
Class A2	-1.69%	3.44%	2.93%
Class C1	3.34%	3.82%	2.74%
Class C3	2.34%	3.82%	2.74%
Class I1	4.28%	4.87%	3.78%
Class R3[1]	3.61%	4.30%	3.18%
Class R4[1]	3.95%	4.62%	3.50%
Class R5[1]	4.27%	4.93%	3.81%
Class F1	4.47%	4.96%	3.83%
65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)[4]	6.90%	6.20%	6.05%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%
Russell 3000 Index	10.15%	11.48%	12.80%
MSCI ACWI USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 11/30/2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.12%	1.12%
Class C	1.88%	1.88%
Class I	0.86%	0.86%
Class R3	1.47%	1.44%
Class R4	1.17%	1.14%
Class R5	0.87%	0.84%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

12

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned 4.04%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark, which is comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI ACWI ex USA Index (Net), which returned 6.90% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 6.19%, 10.15%, and -2.61%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 3.35%.

Why did the Fund perform this way?

Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019 and into the first quarter of 2020. Then, after the U.S. equity market achieved record highs in February 2020 the coronavirus spread rapidly, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound beginning in late March as markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines.

Outside of the U.S., the European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, at the end of the period considerable uncertainty remained about a resurgence in coronavirus infections, the timeline for vaccine development, the unemployment rate, debt burdens, and the possibility of additional fiscal stimulus.

The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The main driver of the

Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2020 was the Fund’s underweight to longer duration fixed income through its investment in the Hartford Short Duration ETF and The Hartford World Bond Fund and exposure to small cap and value oriented equities through its investment in the Hartford Small Cap Value Fund, The Hartford Equity Income Fund, and the Hartford Schroders International Multi-Cap Value Fund. Exposure to real assets through its investment in The Hartford Global Real Asset Fund also detracted from relative performance.

The outperformance of certain of the Underlying Funds relative to their individual benchmarks contributed positively to performance. In particular, the performance of The Hartford Growth Opportunities Fund, The Hartford Small Company Fund and The Hartford International Opportunities Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the underperformance of The Hartford World Bond Fund, Hartford Multifactor US Equity ETF, and Hartford Multifactor Developed Markets (ex-US) ETF, which had negative effects on the Fund’s performance relative to the custom benchmark.

Asset allocation effects were neutral over the twelve-month period ended October 31, 2020.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, economies across the globe continued to gradually reopen, resulting in substantial rebounds in economic activity. However, the impact to future productive capacity is unclear as some sectors of the economy may never fully recover. While the U.S. unemployment rate has fallen from 14.7% in April 2020 to 6.9% in October 2020, it is still elevated compared to pre-pandemic levels. While we have seen positive developments during the end of the period for the global markets and economies, we believe the recovery will likely begin to slow as winter may see more government-imposed lockdowns.

The 10-year Treasury yield fell from 1.71% at the beginning of the twelve-month period to 0.79% at the end of the twelve-month period. The Fed announced in mid-September that it expects to keep interest rates near zero until 2023, helping set expectations that higher inflation should not immediately lead to higher interest rates. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.

13

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of 10/31/2020 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	25.5%
International/Global Equity Funds	8.3
Taxable Fixed Income Funds	65.7
Short-Term Investments	0.4
Other Assets & Liabilities	0.1

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

The Hartford Global Real Asset Fund (consolidated)

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-9.85%	0.85%	-2.30%
Class A2	-14.81%	-0.28%	-2.85%
Class C1	-10.54%	0.09%	-3.02%
Class C3	-11.42%	0.09%	-3.02%
Class I1	-9.50%	1.12%	-2.03%
Class R3[1]	-10.03%	0.58%	-2.53%
Class R4[1]	-9.82%	0.88%	-2.26%
Class R5[1]	-9.59%	1.14%	-2.00%
Class Y1	-9.48%	1.21%	-1.94%
Class F1	-9.43%	1.17%	-2.01%
Fund’s Current Benchmarks
40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)[4]	-9.41%	1.41%	0.38%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	7.01%	3.57%	2.51%
MSCI ACWI Commodity Producers Index (Net)	-27.45%	-1.92%	-4.13%
Bloomberg Commodity Index Total Return	-8.75%	-2.73%	-6.36%
MSCI World IMI Core Real Estate Index (Net)	-21.37%	0.90%	4.80%
MSCI ACWI Infrastructure Index (Net)	-7.96%	2.98%	3.78%
Fund’s Prior Benchmark
55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return[4]	-13.78%	0.39%	-1.61%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 04/30/2020, the Fund changed its blended benchmark to 40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net). The Fund changed its blended benchmark because Hartford Funds Management Company, LLC believes that the new blended benchmark better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

15

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.48%	1.27%
Class C	2.25%	2.02%
Class I	1.13%	1.02%
Class R3	1.76%	1.52%
Class R4	1.46%	1.22%
Class R5	1.16%	0.97%
Class Y	1.12%	0.92%
Class F	1.04%	0.92%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned -9.85%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s Current Benchmark1, which returned -9.41%, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the Fund’s Prior Benchmark1, which returned -13.78% for the same period. Individually, the Bloomberg Barclays U.S. TIPS 1–10 Year Index, MSCI ACWI Commodity Producers Index (Net), Bloomberg Commodity Index Total Return, MSCI World IMI Core Real Estate Index (Net), and MSCI ACWI Infrastructure Index (Net) returned 7.01%, -27.45%, -8.75%, -21.37% and -7.96%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -9.28% average return of the Lipper Real Return Funds peer group, a group of funds that seeks to maximize real return through investing primarily in domestic and foreign inflation-protected securities across asset classes.

[1]	Effective April 30, 2020, the Fund’s custom blended benchmark changed from 55% MSCI ACWI Commodity Producers Index (Net) / 35% Bloomberg Barclays U.S. TIPS
1–10 Year Index/10% Bloomberg Commodity Index Total Return (“Prior Benchmark”) to 40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net) / 10% Bloomberg Commodity Index Total Return / 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net) (“Current Benchmark”).

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, global equities rose 4.89%, as measured by the MSCI ACWI Index (Net). Towards the end of 2019, global equities rose closing out the year 2019 with a gain of 26.6% as recession fears faded. Forecasts for improving global economic growth in 2020 helped to bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. In the first quarter of 2020, global markets ended sharply lower. The coronavirus spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about a phase-one trade deal between the United States (U.S.) and China. In March 2020, the World Health Organization declared the coronavirus outbreak a pandemic, with 877,000 confirmed cases and more than 43,200 deaths in 180 countries. Market volatility remained extremely high, and liquidity plunged to record lows. In the second quarter of 2020, global equity markets surged to

16

The Hartford Global Real Asset Fund (consolidated)

Fund Overview

October 31, 2020 (Unaudited)

their best quarterly return since December 1999. Markets were fueled by optimism about successful early stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new coronavirus cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting the recovery of their economies; however, new cases rose sharply in some areas of the U.S., while India and much of Latin America struggled to bring the coronavirus under control. In the third quarter of 2020, global markets were bolstered by the impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for coronavirus vaccines in the near future. However, the recovery was threatened by the ongoing pandemic. The worldwide death toll eclipsed one million in September 2020, with infections escalating in Europe, the U.S., India, and Latin America. Europe faced an alarming rise in cases, as the number of new infections reached record highs in some countries. In the final month of the period, global equities fell as a resurgence of coronavirus cases in the U.S. and Europe and the upcoming U.S. elections were foremost in investors’ minds. The U.S. Food and Drug Administration (FDA) approved the antiviral drug, remdesivir for the treatment of coronavirus, while European countries battled a second wave of infections amid record-high numbers of new cases, most notably in France, Spain, Germany, and the United Kingdom (U.K.).

The Fund has four primary levers to seek to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. During the twelve-month period, we allocated a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management Company LLP that invest the Fund’s assets in accordance with the Fund’s investment strategy. From November 1, 2019 through April 30, 2020, the Class A shares of the Fund, before sales charges, returned -15.66%, underperforming the Fund’s Prior Benchmark, which returned -14.51% for the same period. The Fund’s underperformance relative to the Prior Benchmark during the six-month period from November 1, 2019 to April 30, 2020 was driven by security selection decisions as weaker selection within the Energy sector, Metals and Mining sector, and fixed income investments drove negative performance over the period. However, performance was largely offset by positive contributions from asset allocation decisions. An underweight to Energy equities drove positive results as the oil market suffered the worst surplus in its history during April 2020. The imbalance was driven by a collapse in global demand due to the immobilization of many around the world, but also by Saudi Arabia and Russia, two of the world’s largest producers, engaging in a market share war, which boosted supply. Conversely, negative impacts to Fund performance from the Fund’s underweight to fixed income as well as an out-of-benchmark allocation to Inflation Opportunities, an active strategy that invests in international securities with exposure to inflationary non-natural resource sectors, partially offset these results over the period.

From May 1, 2020 to October 31, 2020, the Class A shares of the Fund, before sales charges, returned 6.89%, outperforming the Fund’s Current Benchmark, which returned 2.76% for the same period. The Fund’s outperformance relative to the Current Benchmark during the six-month period from May 1, 2020 to October 31, 2020 was driven by asset allocation decisions, while security selection decisions marginally detracted from results. An underweight to Energy equities drove positive results as weakness in oil prices contributed to a sharp decline in the Energy sector due to a worsening demand outlook as coronavirus infections continued to rise in the U.S. and Europe during the period. Out-of-benchmark allocations to Climate Opportunities, an active strategy that has exposure to companies that may benefit from climate change adaptation and mitigation, and to Cyclical Opportunities, an active strategy which focuses on U.S. cyclicals like homebuilders and building materials, were positive contributors to relative performance. From a security selection perspective, negative performance was driven by weak selection within Energy equities and within commodities during the six-month period. This was partially offset by strong selection within fixed income.

During the twelve-month period, the Fund’s commodity exposure was gained through derivatives, primarily total return swaps and futures. The Fund’s commodities exposure contributed positively to relative performance over the six-month period from November 1, 2019 to April 30, 2020, driven by tactical decision making in the Energy sector and by an overweight to precious metals commodities. An overweight to precious metals commodities detracted from relative performance during the six-month period from May 1, 2020 to October 31, 2020, as did contract selection within the energy commodities sector.

What is the outlook as of the end of the period?

After leaning into the equity rally during the second and third quarters of 2020, we moderately reduced the Fund’s equity overweight. We deployed some of this capital into Treasury Inflation-Protected Securities (TIPS), where we believe that implied long-term inflation expectations are still too low. With most equity sectors up substantially from the depressed levels experienced earlier this year, trimming the Fund’s large risk-asset overweight seemed prudent. However, we continue to have a generally positive outlook as we believe the following: liquidity is abundant and is expected to remain so, valuations in the real asset space remain attractive; there is a healthy fear in the market regarding the near-term risks; and we may be entering a more inflationary cycle.

Our fundamental outlook for Energy remains uncertain with elevated global oil inventories, uncertain demand conditions, and supply risk from Iran potentially returning to the market. On the other hand, if a reopening economy into 2021 can improve the demand picture, continued supply discipline could quickly balance the market and push prices higher in our view. With the cost of capital continuing to rise due to divestment and structural demand fears, and the industry now five years into a lower capital expenditures phase, we expect supply should generally be supportive.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Foreign investments may be more volatile and less liquid than U.S. investments

17

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2020 (Unaudited)

and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The value of the underlying real estate of real estate related securities may go down due to various factors, including but not limited to, strength of the economy, amount of new construction, laws and regulations, costs of real estate, availability of mortgages and changes in interest rates. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	60.5%
Exchange-Traded Funds	2.0
Preferred Stocks	0.1

Total	62.6%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	0.2%
Convertible Bonds	0.0 *
Corporate Bonds	0.3
Foreign Government Obligations	2.7
U.S. Government Agencies(2)	0.1
U.S. Government Securities	22.9

Total	26.2%

Short-Term Investments	9.2
Purchased Options	0.0 *
Other Assets & Liabilities	2.0

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

18

The Hartford Growth Allocation Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	3.90%	6.25%	6.74%
Class A2	-1.81%	5.06%	6.13%
Class C1	3.10%	5.45%	5.96%
Class C3	2.10%	5.45%	5.96%
Class I1	4.23%	6.59%	7.09%
Class R3[1]	3.64%	5.93%	6.42%
Class R4[1]	3.92%	6.23%	6.74%
Class R5[1]	4.26%	6.57%	7.06%
Class F1	4.31%	6.65%	7.12%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index[4]	6.54%	8.39%	8.75%
Russell 3000 Index	10.15%	11.48%	12.80%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 05/31/2014, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.89%	1.89%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.13%	1.13%
Class R5	0.81%	0.81%
Class F	0.72%	0.72%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

19

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned 3.90%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark, comprised of 55% Russell 3000 Index, 25% MSCI ACWI ex USA Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.54% for the same period. Individually, the Russell 3000 Index, the MSCI ACWI ex USA Index (Net), and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 10.15%, -2.61%, and 6.19%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 3.98%.

Why did the Fund perform this way?

Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019 and into the first quarter of 2020. Then, after the U.S. equity market achieved record highs in February 2020 the coronavirus spread rapidly, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound beginning in late March as markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines.

Outside of the U.S., the European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, at the end of the period considerable uncertainty remained about a resurgence in coronavirus infections, the timeline for vaccine development, the unemployment rate, debt burdens, and the possibility of additional fiscal stimulus.

The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2020 was the Fund’s exposure to smaller-cap and value-oriented equities through its investment in the Hartford Small Cap Value Fund, The Hartford Equity Income Fund, and the Hartford Schroders International Multi-Cap Value Fund, as well as the Fund’s overweight to shorter-duration fixed income through its investment in Hartford Short Duration ETF and The Hartford World Bond Fund. Exposure to real assets through its investment in The Hartford Global Real Asset Fund, also detracted from relative performance.

The outperformance of certain of the Underlying Funds relative to their individual benchmarks contributed positively to performance. In particular, the performance of The Hartford Growth Opportunities Fund, The Hartford Small Company Fund and The Hartford International Opportunities Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the underperformance of Hartford Multifactor US Equity ETF, The Hartford World Bond Fund and Hartford Multifactor Developed Markets (ex-US) ETF, which had negative effects on the Fund’s performance relative to the custom benchmark.

Asset allocation effects were positive over the twelve-month period ended October 31, 2020.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, economies across the globe continued to gradually reopen, resulting in substantial rebounds in economic activity. However, the impact to future productive capacity is unclear as some sectors of the economy may never fully recover. While the U.S. unemployment rate has fallen from 14.7% in April 2020 to 6.9% in October 2020, it is still elevated compared to pre-pandemic levels. While we have seen positive developments during the end of the period for the global markets and economies, we believe the recovery will likely begin to slow as winter may see more government-imposed lockdowns.

The 10-year Treasury yield fell from 1.71% at the beginning of the twelve-month period to 0.79% at the end of the twelve-month period. The Fed announced in mid-September that it expects to keep interest rates near zero until 2023, helping set expectations that higher inflation should not immediately lead to higher interest rates. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.

20

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of 10/31/2020 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	58.1%
International/Global Equity Funds	21.8
Taxable Fixed Income Funds	19.9
Short-Term Investments	0.3
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

21

Hartford Moderate Allocation Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	3.87%	5.53%	5.08%
Class A2	-1.84%	4.34%	4.49%
Class C1	3.08%	4.74%	4.31%
Class C3	2.08%	4.74%	4.31%
Class I1	4.15%	5.83%	5.39%
Class R3[1]	3.58%	5.18%	4.73%
Class R4[1]	3.90%	5.49%	5.05%
Class R5[1]	4.14%	5.81%	5.36%
Class F1	4.32%	5.90%	5.43%
40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)[4]	6.62%	7.35%	7.44%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%
Russell 3000 Index	10.15%	11.48%	12.80%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 11/30/2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.09%	1.09%
Class C	1.86%	1.86%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.13%	1.13%
Class R5	0.81%	0.81%
Class F	0.72%	0.72%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

22

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned 3.87%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark, comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index, and 20% MSCI ACWI ex USA Index (Net), which returned 6.62% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 6.19%, 10.15%, and -2.61%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 2.93%.

Why did the Fund perform this way?

Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019 and into the first quarter of 2020. Then, after the U.S. equity market achieved record highs in February 2020 the coronavirus spread rapidly, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound beginning in late March as markets were bolstered by the impact of the massive fiscal and monetary stimulus, by further signs of a recovery in global economic growth, and by encouraging progress for coronavirus vaccines.

Outside of the U.S., the European Central Bank (ECB) launched its own massive asset purchase program in response to the pandemic, which included non-financial corporate paper for the first time, while also easing collateral rules. Many other developed market central banks cut policy rates significantly while several emerging market central banks embarked on quantitative easing for the first time during the period.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, at the end of the period considerable uncertainty remained about a resurgence in coronavirus infections, the timeline for vaccine development, the unemployment rate, debt burdens, and the possibility of additional fiscal stimulus.

The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2020 was the Fund’s exposure to smaller-cap and value-oriented equities through its investment in the Hartford Small Cap Value Fund, The Hartford Equity Income Fund and the Hartford Schroders International Multi-Cap Value Fund as well as the Fund’s overweight to shorter-duration fixed income through the Fund’s investment in the Hartford Short Duration ETF and The Hartford World Bond Fund. Exposure to real assets through its investment in The Hartford Global Real Asset Fund also detracted from relative performance.

The outperformance of certain of the Underlying Funds relative to their individual benchmarks contributed positively to performance. In particular, the performance of The Hartford Growth Opportunities Fund, The Hartford Small Company Fund and The Hartford International Opportunities Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the underperformance of Hartford Multifactor US Equity ETF, The Hartford World Bond Fund and Hartford Multifactor Developed Markets (ex-US) ETF, which had negative effects on the Fund’s performance relative to the custom benchmark.

Asset allocation effects were positive over the twelve-month period ended October 31, 2020.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, economies across the globe continued to gradually reopen, resulting in substantial rebounds in economic activity. However, the impact to future productive capacity is unclear as some sectors of the economy may never fully recover. While the U.S. unemployment rate has fallen from 14.7% in April 2020 to 6.9% in October 2020, it is still elevated compared to pre-pandemic levels. While we have seen positive developments during the end of the period for the global markets and economies, we believe the recovery will likely begin to slow as winter may see more government-imposed lockdowns.

The 10-year Treasury yield fell from 1.71% at the beginning of the twelve-month period to 0.79% at the end of the twelve-month period. The Fed announced in mid-September that it expects to keep interest rates near zero until 2023, helping set expectations that higher inflation should not immediately lead to higher interest rates. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.

23

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of 10/31/2020 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	42.0%
International/Global Equity Funds	17.8
Taxable Fixed Income Funds	39.9
Short-Term Investments	0.3
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Percentage rounds to zero.

24

Hartford Multi-Asset Income and Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-0.12%	5.20%	7.25%
Class A2	-5.61%	4.02%	6.65%
Class C1	-0.83%	4.45%	6.49%
Class C3	-1.68%	4.45%	6.49%
Class I1	0.19%	5.52%	7.43%
Class R3[2]	-0.36%	4.91%	6.98%
Class R4[2]	-0.13%	5.19%	7.29%
Class R5[2]	0.10%	5.50%	7.60%
Class R6[2]	0.25%	5.60%	7.68%
Class Y2	0.23%	5.57%	7.67%
Class F2	0.26%	5.58%	7.46%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index[4]	8.44%	7.75%	7.97%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/28/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information prior to 05/01/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.

You cannot invest directly in an index. See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.02%	1.02%
Class C	1.73%	1.73%
Class I	0.69%	0.69%
Class R3	1.35%	1.35%
Class R4	1.04%	1.04%
Class R5	0.74%	0.74%
Class R6	0.63%	0.63%
Class Y	0.73%	0.71%
Class F	0.62%	0.62%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

25

Hartford Multi-Asset Income and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Lutz-Peter Wilke, CFA

Managing Director and Portfolio Manager

Wellington Management Company LLP

Michael Stack, CFA*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren Moran, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* Michael E. Stack, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2021, he will no longer serve as a portfolio manager for the Fund. Mr. Stack’s portfolio management responsibilities for the fixed income portion of the Fund will transition to Ms. Moran in the months leading up to his departure.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income and Growth Fund returned -0.12%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s custom benchmark (55% Bloomberg Barclays U.S. Aggregate Bond Index / 45% S&P 500 Index), which returned 8.44% over the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index returned 6.19% and 9.71%, respectively, for the period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 2.93% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds that by portfolio practice maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2020, global equities rose 4.89% as measured by the MSCI ACWI Index (Net). In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020, bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Over the period, global fixed income markets were primarily influenced by the global growth slowdown driven by the pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks. Global sovereign debt yields significantly declined as major central banks aggressively eased policies in response to the pandemic. Geopolitical uncertainty remained elevated over the period due to the following: widespread protests in both Hong Kong and the United States, U.S.-China trade tensions, uncertainty surrounding the U.K.’s exit from the European Union (EU) (also known as Brexit), and U.S. political elections. Credit spreads widened significantly following global lockdown measures in response to the coronavirus, but recovered as economies reopened.

Over the period, the Fund’s overweight to fixed income and underweight to equities detracted from performance on a relative basis versus the custom benchmark as U.S. equities broadly outperformed their fixed income counterparts. Within the fixed income portion of the Fund, allocations to core fixed income, Opportunistic Duration (an active strategy managed by a specialized investment team at Wellington Management Company LLP (“Wellington Management”) which seeks to capitalize on differences in interest-rate sensitivity among fixed-income securities), and convertible bonds contributed positively to performance, while allocations to the Income Opportunities strategy (an active strategy managed by a specialized investment team at Wellington Management which seeks to generate income alongside long-term capital appreciation) detracted from performance. Within the equity portion of the Fund, allocations to Chinese equities and alternative energy and climate-related equities were additive, while the Fund’s allocation to the Global Low Volatility Income strategy (which invests in securities that Wellington Management believes exhibit low volatility) detracted from performance. The Fund’s allocation to equity linked notes was also a meaningful detractor over the period.

During the period, the Fund used derivatives to hedge currency risk and overall volatility, manage duration, as well as tactically gain exposure to fixed income and equity markets. Over the period, the Fund’s use of derivatives for volatility management purposes detracted from performance as markets swiftly rebounded after a sharp sell-off in the beginning of the year. Over the period, derivatives use for currency hedging and duration management contributed positively to performance, while derivatives used to tactically adjust exposure detracted from performance.

26

Hartford Multi-Asset Income and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

The Fund is slightly overweight fixed income and underweight equities relative to the custom benchmark as of the end of the period. We also maintained allocations to high-quality fixed-income securities, specifically within U.S. investment grade, while maintaining exposure to several allocations to fixed income sectors that are outside the custom benchmark, including emerging-markets debt, high-yield bonds, and convertible bonds. We continue to see further potential for the Chinese equities market to benefit from the rebalancing of the economy from industrial strength to consumption. We also continue to find what we consider to be attractive opportunities in the U.S. equity markets in select U.S. homebuilders companies, and we believe select European equities may benefit from the European Green Deal as the EU strives to be the first climate-neutral continent by 2050.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Investments in ETFs are subject to the risks that apply to the ETF’s strategies and portfolio holdings.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	24.0%
Convertible Preferred Stocks	0.3
Equity Linked Securities	13.0

Total	37.3%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	17.3%
Convertible Bonds	0.6
Corporate Bonds	20.5
Foreign Government Obligations	1.7
Municipal Bonds	1.0
Senior Floating Rate Interests	8.5
U.S. Government Agencies(2)	1.9
U.S. Government Securities	10.0

Total	61.5%

Short-Term Investments	2.3
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

27

Hartford Multi-Strategy Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

MSCI All Country World (ACWI) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI All Country World (ACWI) Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.

MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI All Country World (ACWI) Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.

MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

28

Hartford Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
The Hartford Balanced Income Fund

Class A	$1,000.00	$1,052.30	$4.59	$1,000.00	$1,020.66	$4.52	0.89%
Class C	$1,000.00	$1,047.70	$8.44	$1,000.00	$1,016.89	$8.31	1.64%
Class I	$1,000.00	$1,053.60	$3.30	$1,000.00	$1,021.92	$3.25	0.64%
Class R3	$1,000.00	$1,050.20	$6.39	$1,000.00	$1,018.90	$6.29	1.24%
Class R4	$1,000.00	$1,051.80	$4.85	$1,000.00	$1,020.41	$4.77	0.94%
Class R5	$1,000.00	$1,053.10	$3.46	$1,000.00	$1,021.77	$3.40	0.67%
Class R6	$1,000.00	$1,054.10	$2.89	$1,000.00	$1,022.32	$2.85	0.56%
Class Y	$1,000.00	$1,053.60	$3.41	$1,000.00	$1,021.82	$3.35	0.66%
Class F	$1,000.00	$1,054.00	$2.89	$1,000.00	$1,022.32	$2.85	0.56%

Hartford AARP Balanced Retirement Fund

Class A	$1,000.00	$1,041.00	$4.00	$1,000.00	$1,021.22	$3.96	0.78%
Class C	$1,000.00	$1,037.50	$7.78	$1,000.00	$1,017.50	$7.71	1.52%
Class I	$1,000.00	$1,042.00	$2.16	$1,000.00	$1,023.03	$2.14	0.42%
Class R3	$1,000.00	$1,039.20	$5.59	$1,000.00	$1,019.66	$5.53	1.09%
Class R4	$1,000.00	$1,041.20	$4.05	$1,000.00	$1,021.17	$4.01	0.79%
Class R5	$1,000.00	$1,042.70	$2.57	$1,000.00	$1,022.62	$2.54	0.50%
Class R6	$1,000.00	$1,043.40	$1.75	$1,000.00	$1,023.43	$1.73	0.34%
Class Y	$1,000.00	$1,042.90	$2.52	$1,000.00	$1,022.67	$2.49	0.49%
Class F	$1,000.00	$1,043.80	$1.95	$1,000.00	$1,023.23	$1.93	0.38%

The Hartford Checks and Balances Fund

Class A	$1,000.00	$1,093.30	$2.05	$1,000.00	$1,023.18	$1.98	0.39%
Class C	$1,000.00	$1,089.60	$6.09	$1,000.00	$1,019.31	$5.89	1.16%
Class I	$1,000.00	$1,094.50	$0.74	$1,000.00	$1,024.43	$0.71	0.14%
Class R3	$1,000.00	$1,091.70	$3.89	$1,000.00	$1,021.42	$3.76	0.74%
Class R4	$1,000.00	$1,093.40	$2.10	$1,000.00	$1,023.13	$2.03	0.40%
Class R5	$1,000.00	$1,094.90	$0.84	$1,000.00	$1,024.33	$0.81	0.16%
Class F	$1,000.00	$1,093.80	$0.26	$1,000.00	$1,024.89	$0.25	0.05%

29

Hartford Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
The Hartford Conservative Allocation Fund

Class A	$1,000.00	$1,072.20	$3.13	$1,000.00	$1,022.12	$3.05	0.60%
Class C	$1,000.00	$1,068.60	$7.18	$1,000.00	$1,018.20	$7.00	1.38%
Class I	$1,000.00	$1,073.10	$1.77	$1,000.00	$1,023.43	$1.73	0.34%
Class R3	$1,000.00	$1,070.00	$4.94	$1,000.00	$1,020.36	$4.82	0.95%
Class R4	$1,000.00	$1,071.10	$3.44	$1,000.00	$1,021.82	$3.35	0.66%
Class R5	$1,000.00	$1,072.90	$1.82	$1,000.00	$1,023.38	$1.78	0.35%
Class F	$1,000.00	$1,074.00	$1.30	$1,000.00	$1,023.88	$1.27	0.25%

The Hartford Global Real Asset Fund (consolidated)

Class A	$1,000.00	$1,068.90	$6.50	$1,000.00	$1,018.85	$6.34	1.25%
Class C	$1,000.00	$1,064.40	$10.38	$1,000.00	$1,015.08	$10.13	2.00%
Class I	$1,000.00	$1,070.30	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class R3	$1,000.00	$1,067.00	$7.85	$1,000.00	$1,017.55	$7.66	1.51%
Class R4	$1,000.00	$1,068.60	$6.45	$1,000.00	$1,018.90	$6.29	1.24%
Class R5	$1,000.00	$1,069.30	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class Y	$1,000.00	$1,071.80	$4.69	$1,000.00	$1,020.61	$4.57	0.90%
Class F	$1,000.00	$1,071.80	$4.69	$1,000.00	$1,020.61	$4.57	0.90%

The Hartford Growth Allocation Fund

Class A	$1,000.00	$1,127.30	$2.94	$1,000.00	$1,022.37	$2.80	0.55%
Class C	$1,000.00	$1,123.60	$7.21	$1,000.00	$1,018.35	$6.85	1.35%
Class I	$1,000.00	$1,130.00	$1.28	$1,000.00	$1,023.93	$1.22	0.24%
Class R3	$1,000.00	$1,125.80	$4.60	$1,000.00	$1,020.81	$4.37	0.86%
Class R4	$1,000.00	$1,128.00	$3.05	$1,000.00	$1,022.27	$2.90	0.57%
Class R5	$1,000.00	$1,130.00	$1.45	$1,000.00	$1,023.78	$1.37	0.27%
Class F	$1,000.00	$1,129.90	$0.91	$1,000.00	$1,024.28	$0.87	0.17%

Hartford Moderate Allocation Fund

Class A	$1,000.00	$1,101.80	$2.85	$1,000.00	$1,022.42	$2.75	0.54%
Class C	$1,000.00	$1,097.90	$6.96	$1,000.00	$1,018.50	$6.70	1.32%
Class I	$1,000.00	$1,103.20	$1.32	$1,000.00	$1,023.88	$1.27	0.25%
Class R3	$1,000.00	$1,100.50	$4.59	$1,000.00	$1,020.76	$4.42	0.87%
Class R4	$1,000.00	$1,102.50	$2.70	$1,000.00	$1,022.57	$2.59	0.51%
Class R5	$1,000.00	$1,104.10	$1.43	$1,000.00	$1,023.78	$1.37	0.27%
Class F	$1,000.00	$1,104.10	$0.90	$1,000.00	$1,024.28	$0.87	0.17%

Hartford Multi-Asset Income and Growth Fund

Class A	$1,000.00	$1,065.70	$5.35	$1,000.00	$1,019.96	$5.23	1.03%
Class C	$1,000.00	$1,061.70	$9.07	$1,000.00	$1,016.34	$8.87	1.75%
Class I	$1,000.00	$1,067.20	$3.64	$1,000.00	$1,021.62	$3.56	0.70%
Class R3	$1,000.00	$1,064.90	$6.59	$1,000.00	$1,018.75	$6.44	1.27%
Class R4	$1,000.00	$1,065.50	$5.56	$1,000.00	$1,019.76	$5.43	1.07%
Class R5	$1,000.00	$1,066.60	$3.95	$1,000.00	$1,021.32	$3.86	0.76%
Class R6	$1,000.00	$1,067.90	$3.33	$1,000.00	$1,021.92	$3.25	0.64%
Class Y	$1,000.00	$1,067.50	$3.79	$1,000.00	$1,021.47	$3.71	0.73%
Class F	$1,000.00	$1,067.60	$3.33	$1,000.00	$1,021.92	$3.25	0.64%

30

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.8%
	Banks - 3.3%
7,334,680	Bank of America Corp.	$173,831,916
1,385,668	JP Morgan Chase & Co.	135,850,891
553,843	PNC Financial Services Group, Inc.	61,963,955
1,924,057	Truist Financial Corp.	81,041,281

		452,688,043

	Capital Goods - 5.7%
91,053	3M Co.	14,564,838
904,845	Caterpillar, Inc.	142,105,907
1,500,903	Eaton Corp. plc	155,778,722
1,059,308	Emerson Electric Co.	68,632,565
669,647	General Dynamics Corp.	87,944,741
527,900	Honeywell International, Inc.	87,077,105
393,329	Lockheed Martin Corp.	137,716,283
1,483,182	Raytheon Technologies Corp.	80,566,446

		774,386,607

	Consumer Durables & Apparel - 0.5%
965,395	VF Corp.	64,874,544

	Consumer Services - 0.6%
7,298	Caesars Entertainment, Inc.*	327,096
397,077	McDonald’s Corp.	84,577,401

		84,904,497

	Diversified Financials - 1.9%
204,759	BlackRock, Inc.	122,693,640
1,185,871	Blackstone Group, Inc. Class A	59,791,616
1,608,300	Morgan Stanley	77,439,645

		259,924,901

	Energy - 1.3%
1,555,679	ConocoPhillips	44,523,533
3,816	Foresight Energy LLC*(1)(2)	30,276
1,550,197	Kinder Morgan, Inc.	18,447,344
1,017,074	Phillips 66	47,456,673
1,678,895	TC Energy Corp.	66,082,154

		176,539,980

	Food, Beverage & Tobacco - 4.3%
2,237,024	Archer-Daniels-Midland Co.	103,439,990
1,678,203	Coca-Cola Co.	80,654,436
956,244	Kellogg Co.	60,138,185
1,651,631	Mondelez International, Inc. Class A	87,734,639
568,556	PepsiCo., Inc.	75,782,829
2,012,542	Philip Morris International, Inc.	142,930,733
27,560,000	Philip Morris International, Inc.	27,301,074

		577,981,886

	Health Care Equipment & Services - 1.9%
1,506,380	CVS Health Corp.	84,492,854
1,728,443	Medtronic plc	173,829,513

		258,322,367

	Household & Personal Products - 1.5%
1,026,869	Procter & Gamble Co.	140,783,740
1,134,984	Unilever N.V.	64,194,695

		204,978,435

	Insurance - 3.0%
901,724	Chubb Ltd.	117,142,965
3,207,432	MetLife, Inc.	121,401,301
1,387,179	Progressive Corp.	127,481,750
270,222	Travelers Cos., Inc.	32,618,498

		398,644,514

	Materials - 0.5%
956,234	LyondellBasell Industries N.V. Class A	65,454,217

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.8% - (continued)
	Materials - 0.5% - (continued)
6,255,000	Teck Resources Ltd.	$6,559,192

		72,013,409

	Media & Entertainment - 1.4%
4,320,165	Comcast Corp. Class A	182,483,770

	Pharmaceuticals, Biotechnology & Life Sciences - 5.2%
1,441,984	AstraZeneca plc ADR	72,329,917
457,610	Eli Lilly & Co.	59,699,801
1,446,332	Johnson & Johnson	198,306,580
920,426	Merck & Co., Inc.	69,225,239
831,370	Novartis AG	64,782,495
5,257,945	Pfizer, Inc.	186,551,889
627,665	Sanofi	56,673,969

		707,569,890

	Real Estate - 1.3%
1,120,160	Crown Castle International Corp. REIT	174,968,992

	Retailing - 0.5%
238,367	Home Depot, Inc.	63,574,863

	Semiconductors & Semiconductor Equipment - 1.1%
553,198	Analog Devices, Inc.	65,570,559
1,580,829	Intel Corp.	69,999,108
78,588	Texas Instruments, Inc.	11,363,039

		146,932,706

	Software & Services - 0.5%
466,441	Automatic Data Processing, Inc.	73,679,020

	Technology Hardware & Equipment - 1.9%
4,277,063	Cisco Systems, Inc.	153,546,562
3,322,088	Corning, Inc.	106,207,153

		259,753,715

	Telecommunication Services - 1.5%
549,095	BCE, Inc.(3)	22,066,011
3,127,133	Verizon Communications, Inc.	178,215,310

		200,281,321

	Transportation - 0.9%
652,823	Union Pacific Corp.	115,673,707

	Utilities - 4.0%
837,380	American Electric Power Co., Inc.	75,305,583
1,571,364	Dominion Energy, Inc.	126,243,384
871,235	Duke Energy Corp.	80,249,456
492,626	Entergy Corp.	49,863,603
417,036	Eversource Energy	36,394,732
2,026,484	Exelon Corp.	80,836,447
717,353	Sempra Energy	89,927,372

		538,820,577

	Total Common Stocks (cost $5,191,122,387)	$5,788,997,744

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
29,500	GMAC Capital Trust Series 2, 6.07%(4)	$759,330

	Total Preferred Stocks (cost $773,012)	$759,330

CORPORATE BONDS - 46.5%
	Advertising - 0.0%
	Lamar Media Corp.
$345,000	3.75%, 02/15/2028	$343,606
1,715,000	5.75%, 02/01/2026	1,774,511

		2,118,117

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Aerospace/Defense - 1.2%
$445,000	Airbus SE 3.15%, 04/10/2027(5)	$473,383
2,455,000	BAE Systems plc 3.40%, 04/15/2030(5)	2,730,880
	Boeing Co.
7,000,000	3.25%, 02/01/2035	6,502,357
13,025,000	5.04%, 05/01/2027	14,312,526
3,415,000	5.71%, 05/01/2040	3,961,278
	Bombardier, Inc.
3,490,000	6.13%, 01/15/2023(5)	3,010,998
1,965,000	7.88%, 04/15/2027(5)	1,431,444
	DAE Funding LLC
670,000	4.50%, 08/01/2022(5)	673,350
1,365,000	5.00%, 08/01/2024(5)	1,379,196
515,000	Embraer Netherlands Finance B.V. 5.40%, 02/01/2027	489,775
	L3Harris Technologies, Inc.
1,900,000	2.90%, 12/15/2029	2,073,577
29,890,000	3.85%, 06/15/2023	32,276,119
7,545,000	4.40%, 06/15/2028	8,910,437
	Lockheed Martin Corp.
5,340,000	3.60%, 03/01/2035	6,353,814
6,025,000	4.50%, 05/15/2036	7,702,070
	Northrop Grumman Corp.
10,830,000	2.93%, 01/15/2025	11,725,242
3,200,000	3.25%, 01/15/2028	3,575,752
4,000,000	4.03%, 10/15/2047	4,821,167
335,000	Raytheon Technologies Corp. 4.88%, 10/15/2040(5)	423,969
	TransDigm, Inc.
2,700,000	5.50%, 11/15/2027	2,635,875
4,970,000	6.25%, 03/15/2026(5)	5,181,175
505,000	8.00%, 12/15/2025(5)	546,814
	United Technologies Corp.
5,000,000	3.75%, 11/01/2046	5,724,523
8,945,000	3.95%, 08/16/2025	10,203,938
1,925,000	4.50%, 06/01/2042	2,413,085
5,965,000	4.63%, 11/16/2048	7,786,916
7,960,000	5.70%, 04/15/2040	11,165,891
1,890,000	6.13%, 07/15/2038	2,746,453

		161,232,004

	Agriculture - 1.2%
	Altria Group, Inc.
2,665,000	2.35%, 05/06/2025	2,810,528
7,655,000	3.80%, 02/14/2024	8,329,997
11,580,000	3.88%, 09/16/2046	11,722,429
2,590,000	4.40%, 02/14/2026	2,980,348
6,540,000	4.80%, 02/14/2029	7,681,461
15,655,000	5.38%, 01/31/2044	19,321,562
	BAT Capital Corp.
36,085,000	2.26%, 03/25/2028	35,977,368
8,515,000	3.22%, 09/06/2026	9,150,219
16,380,000	3.22%, 08/15/2024	17,575,075
9,765,000	3.46%, 09/06/2029	10,465,474
400,000	3.98%, 09/25/2050	388,908
12,840,000	Cargill, Inc. 2.13%, 04/23/2030(5)	13,383,909
	Imperial Brands Finance plc
6,455,000	3.50%, 02/11/2023(5)	6,758,614
5,360,000	3.75%, 07/21/2022(5)	5,581,483
480,000	Kernel Holding S.A. 6.75%, 10/27/2027(5)	477,600
	Philip Morris International, Inc.
4,205,000	2.10%, 05/01/2030	4,295,056
1,230,000	4.13%, 03/04/2043	1,440,254
1,980,000	4.25%, 11/10/2044	2,366,860

		160,707,145

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Airlines - 0.0%
	$687	Continental Airlines, Inc. 6.90%, 10/19/2023	$640

		Apparel - 0.1%
	2,120,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(5)	2,146,500
	4,675,000	NIKE, Inc. 3.25%, 03/27/2040	5,280,556
	2,120,000	PVH Corp. 4.63%, 07/10/2025	2,236,602
	2,865,000	William Carter Co. 5.50%, 05/15/2025(5)	3,008,250

			12,671,908

		Auto Manufacturers - 0.3%
		Ford Motor Co.
	1,665,000	4.75%, 01/15/2043	1,537,961
	1,400,000	8.50%, 04/21/2023	1,545,250
		Ford Motor Credit Co. LLC
	3,200,000	4.54%, 08/01/2026	3,256,000
	1,500,000	5.13%, 06/16/2025	1,563,435
		General Motors Co.
	9,235,000	5.15%, 04/01/2038	10,277,505
	4,917,000	5.20%, 04/01/2045	5,490,010
	2,745,000	6.13%, 10/01/2025	3,212,567
	1,325,000	6.25%, 10/02/2043	1,629,816
	385,000	6.80%, 10/01/2027	472,634
		General Motors Financial Co., Inc.
	5,985,000	3.50%, 11/07/2024	6,335,695
	4,245,000	4.35%, 01/17/2027	4,652,233
	475,000	Nissan Motor Co., Ltd. 4.35%, 09/17/2027(5)	476,477
	3,265,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(5)	3,268,234

			43,717,817

		Auto Parts & Equipment - 0.1%
		Adient Global Holdings Ltd.
EUR	1,930,000	3.50%, 08/15/2024(6)	2,094,418
	$3,665,000	4.88%, 08/15/2026(5)	3,508,798
	1,375,000	Clarios Global L.P. / Clarios U.S. Finance Co. 8.50%, 05/15/2027(5)	1,434,331

			7,037,547

		Beverages - 1.5%
		Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
	9,405,000	3.65%, 02/01/2026	10,563,917
	20,055,000	4.70%, 02/01/2036	24,640,845
	11,111,000	4.90%, 02/01/2046	13,590,286
		Anheuser-Busch InBev Worldwide, Inc.
	9,174,000	3.75%, 07/15/2042	9,831,433
	5,985,000	4.15%, 01/23/2025	6,788,541
	2,720,000	4.35%, 06/01/2040	3,203,269
	3,440,000	4.38%, 04/15/2038	4,024,501
	7,750,000	4.60%, 04/15/2048	9,182,861
	9,630,000	4.75%, 04/15/2058	11,626,353
	405,000	5.45%, 01/23/2039	524,103
	5,365,000	Bacardi Ltd. 5.15%, 05/15/2038(5)	6,460,834
		Coca-Cola Co.
	14,755,000	1.65%, 06/01/2030	15,062,959
	15,000,000	2.50%, 06/01/2040	15,802,577
	1,725,000	Coca-Cola Co. 2.50%, 03/15/2051	1,700,013
		Constellation Brands, Inc.
	720,000	2.88%, 05/01/2030	775,500
	1,585,000	3.15%, 08/01/2029	1,736,021
	7,893,000	3.60%, 02/15/2028	8,888,031
	150,000	4.65%, 11/15/2028	180,477
	15,297,000	Diageo Capital plc 2.00%, 04/29/2030	15,713,420

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Beverages - 1.5% - (continued)
	$330,000	Embotelladora Andina S.A. 3.95%, 01/21/2050(6)	$350,216
	1,330,000	Keurig Dr Pepper, Inc. 3.20%, 05/01/2030	1,483,476
		PepsiCo, Inc.
	6,290,000	1.63%, 05/01/2030	6,411,919
	6,500,000	3.38%, 07/29/2049	7,480,470
		Pernod Ricard International Finance LLC
	18,810,000	1.25%, 04/01/2028(3)(5)	18,315,754
	12,840,000	1.63%, 04/01/2031(5)	12,436,164

			206,773,940

		Biotechnology - 0.7%
		Amgen, Inc.
	2,400,000	1.90%, 02/21/2025	2,491,929
	12,880,000	2.20%, 02/21/2027	13,530,961
	11,490,000	3.15%, 02/21/2040	12,083,704
	9,525,000	3.38%, 02/21/2050	10,136,363
	7,025,000	4.40%, 05/01/2045	8,572,622
		Gilead Sciences, Inc.
	7,060,000	1.20%, 10/01/2027	7,024,577
	6,800,000	2.60%, 10/01/2040	6,592,507
	6,000,000	2.80%, 10/01/2050	5,844,955
		Royalty Pharma plc
	8,060,000	1.75%, 09/02/2027(5)	7,995,137
	16,060,000	2.20%, 09/02/2030(5)	15,806,977
	705,000	3.30%, 09/02/2040(5)	693,593
	3,570,000	3.55%, 09/02/2050(5)	3,417,390

			94,190,715

		Chemicals - 1.0%
		Air Products and Chemicals, Inc.
	2,560,000	1.50%, 10/15/2025	2,653,388
	4,840,000	1.85%, 05/15/2027	5,056,766
	600,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(6)	576,312
	970,000	Chandra Asri Petrochemical Tbk PT 4.95%, 11/08/2024(6)	912,244
		Dow Chemical Co.
	9,200,000	3.60%, 11/15/2050	9,366,950
	9,415,000	4.55%, 11/30/2025	10,900,826
	8,300,000	DuPont de Nemours, Inc. 4.73%, 11/15/2028	9,944,485
	6,360,000	EI du Pont de Nemours and Co. 1.70%, 07/15/2025	6,594,092
		LYB International Finance LLC
	8,745,000	2.25%, 10/01/2030	8,727,763
	7,745,000	2.88%, 05/01/2025	8,310,873
	3,740,000	3.38%, 10/01/2040	3,710,125
	465,000	Methanex Corp. 5.13%, 10/15/2027	473,510
	480,000	NOVA Chemicals Corp. 4.88%, 06/01/2024(5)	474,816
	3,575,000	Nutrien Ltd. 3.95%, 05/13/2050	4,097,077
		Nutrition & Biosciences, Inc.
	15,680,000	1.83%, 10/15/2027(5)	15,719,108
	7,000,000	2.30%, 11/01/2030(5)	7,039,325
	1,620,000	3.27%, 11/15/2040(5)	1,662,855
		OCP S.A.
	4,359,000	4.50%, 10/22/2025(6)	4,609,093
	340,000	6.88%, 04/25/2044(6)	425,891
		Sherwin-Williams Co.
	16,335,000	2.95%, 08/15/2029	17,887,652
	2,710,000	3.30%, 05/15/2050	2,884,042
	1,740,000	4.50%, 06/01/2047	2,179,736
	950,000	4.55%, 08/01/2045	1,162,141
		Syngenta Finance N.V.
EUR	1,250,000	3.38%, 04/16/2026(6)	1,563,872
	$3,870,000	4.89%, 04/24/2025(5)	4,195,632

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Chemicals - 1.0% - (continued)
$565,000	TPC Group, Inc. 10.50%, 08/01/2024(5)	$471,775

		131,600,349

	Commercial Banks - 6.7%
1,350,000	Banco de Credito del Peru 3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(5)(7)	1,364,863
	Banco do Brasil S.A.
845,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(5)	897,821
1,680,000	4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(5)	1,785,017
210,000	4.88%, 04/19/2023(5)	221,707
	Bancolombia S.A.
1,380,000	3.00%, 01/29/2025	1,393,276
835,000	4.63%, 12/18/2029, (4.63% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(7)	815,169
810,000	Bank Leumi Le-Israel BM 3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(5)(6)(7)	816,846
	Bank of America Corp.
8,675,000	1.32%, 06/19/2026, (1.32% fixed rate until 06/19/2025; 3 mo. USD SOFR + 1.150% thereafter)(7)	8,718,506
8,575,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD SOFR + 1.370% thereafter)(7)	8,503,969
8,185,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	8,644,601
40,135,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(7)	41,539,825
8,800,000	2.68%, 06/19/2041, (2.68% fixed rate until 06/19/2040; 3 mo. USD SOFR + 1.930% thereafter)(7)	8,884,831
2,575,000	2.83%, 10/24/2051, (2.83% fixed rate until 10/24/2050; 3 mo. USD SOFR + 1.880% thereafter)(7)	2,559,834
1,600,000	2.88%, 10/22/2030, (2.88% fixed rate until 10/22/2029; 3 mo. USD LIBOR + 1.190% thereafter)(7)	1,719,726
3,733,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(7)	3,913,412
15,270,000	3.09%, 10/01/2025, (3.09% fixed rate until 10/01/2024; 3 mo. USD LIBOR + 1.090% thereafter)(7)	16,451,220
7,500,000	3.12%, 01/20/2023, (3.12% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.160% thereafter)(7)	7,726,493
6,550,000	3.82%, 01/20/2028, (3.82% fixed rate until 01/20/2027; 3 mo. USD LIBOR + 1.575% thereafter)(7)	7,398,093
5,015,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(7)	5,432,712
15,235,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	18,583,162
4,260,000	4.10%, 07/24/2023	4,659,425

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Commercial Banks - 6.7% - (continued)
$3,225,000	4.24%, 04/24/2038, (4.24% fixed rate until 04/24/2037; 3 mo. USD LIBOR + 1.814% thereafter)(7)	$3,896,828
13,375,000	4.33%, 03/15/2050, (4.33% fixed rate until 03/15/2049; 3 mo. USD LIBOR + 1.520% thereafter)(7)	16,911,380
1,760,000	5.00%, 01/21/2044	2,402,084
9,525,000	7.75%, 05/14/2038	15,637,276
20,555,000	BNP Paribas S.A. 1.90%, 09/30/2028, (1.90% fixed rate until 09/30/2027; 3 mo. USD SOFR + 1.609% thereafter)(5)(7)	20,464,583
	Citigroup, Inc.
3,930,000	2.67%, 01/29/2031, (2.67% fixed rate until 01/29/2030; 3 mo. USD SOFR + 1.146% thereafter)(7)	4,123,409
6,940,000	2.98%, 11/05/2030, (2.98% fixed rate until 11/05/2029; 3 mo. USD SOFR + 1.422% thereafter)(7)	7,461,390
3,770,000	3.20%, 10/21/2026	4,146,247
24,410,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(7)	26,367,679
2,000,000	3.88%, 01/24/2039, (3.88% fixed rate until 01/24/2038; 3 mo. USD LIBOR + 1.168% thereafter)(7)	2,300,649
18,095,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	20,757,241
7,325,000	4.30%, 11/20/2026	8,383,096
5,180,000	4.45%, 09/29/2027	5,976,600
2,350,000	4.60%, 03/09/2026	2,709,268
7,931,000	Credit Agricole S.A. 1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(5)(7)	8,124,255
	Credit Suisse Group AG
9,580,000	3.00%, 12/14/2023, (3.00% fixed rate until 12/14/2022; 3 mo. USD LIBOR + 1.200% thereafter)(5)(7)	9,983,291
9,725,000	4.21%, 06/12/2024, (4.21% fixed rate until 06/12/2023; 3 mo. USD LIBOR + 1.240% thereafter)(5)(7)	10,511,461
3,855,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(6)(7)(8)	4,105,575
10,410,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	11,007,608
	Discover Bank
1,470,000	3.35%, 02/06/2023	1,554,262
5,855,000	4.20%, 08/08/2023	6,416,577
19,000,000	Fifth Third Bank NA 3.95%, 07/28/2025	21,801,434
	Goldman Sachs Group, Inc.
14,115,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(7)	14,659,021
28,540,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(7)	30,983,978
6,345,000	3.50%, 01/23/2025	6,935,949
4,345,000	4.00%, 03/03/2024	4,787,503
23,347,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(7)	27,276,714
6,355,000	4.80%, 07/08/2044	8,340,858
1,835,000	5.15%, 05/22/2045	2,442,065

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Commercial Banks - 6.7% - (continued)
$2,015,000	Grupo Aval Ltd. 4.75%, 09/26/2022(6)	$2,095,801
	HSBC Holdings plc
4,695,000	3.26%, 03/13/2023, (3.26% fixed rate until 03/13/2022; 3 mo. USD LIBOR + 1.055% thereafter)(7)	4,853,347
13,270,000	3.60%, 05/25/2023	14,257,553
4,780,000	3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(7)	5,361,075
7,245,000	4.25%, 03/14/2024	7,853,605
6,755,000	4.30%, 03/08/2026	7,684,936
4,440,000	6.80%, 06/01/2038	6,258,914
1,205,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(6)	1,355,527
2,985,000	Itau Unibanco Holding S.A. 2.90%, 01/24/2023(5)	3,007,417
	JP Morgan Chase & Co.
15,385,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(7)	16,177,496
11,585,000	2.74%, 10/15/2030, (2.74% fixed rate until 10/15/2029; 3 mo. USD SOFR + 1.510% thereafter)(7)	12,395,191
2,725,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(7)	2,901,983
22,475,000	2.97%, 01/15/2023	23,173,440
6,860,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	7,344,900
9,440,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(7)	10,162,388
19,950,000	3.30%, 04/01/2026	22,204,126
6,290,000	3.88%, 07/24/2038, (3.88% fixed rate until 07/24/2037; 3 mo. USD LIBOR + 1.360% thereafter)(7)	7,391,088
15,520,000	3.96%, 11/15/2048, (3.96% fixed rate until 11/15/2047; 3 mo. USD LIBOR + 1.380% thereafter)(7)	18,780,168
2,251,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(7)	2,479,372
4,055,000	4.26%, 02/22/2048, (4.26% fixed rate until 02/22/2047; 3 mo. USD LIBOR + 1.580% thereafter)(7)	5,115,908
6,000,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(7)	7,257,871
810,000	Kookmin Bank 2.50%, 11/04/2030(5)	810,146
	Morgan Stanley
11,420,000	0.79%, 01/20/2023, 3 mo. USD SOFR + 0.700%(4)	11,451,839
7,795,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 3 mo. USD SOFR + 1.152% thereafter)(7)	8,301,241
8,665,000	3.13%, 07/27/2026	9,560,718
5,000,000	3.62%, 04/01/2031, (3.62% fixed rate until 04/01/2030; 3 mo. USD SOFR + 3.120% thereafter)(7)	5,723,065
2,935,000	3.70%, 10/23/2024	3,261,647
6,880,000	3.74%, 04/24/2024, (3.74% fixed rate until 04/24/2023; 3 mo. USD LIBOR + 0.847% thereafter)(7)	7,399,330
9,690,000	4.00%, 07/23/2025	11,012,333

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Commercial Banks - 6.7% - (continued)
$16,825,000	4.46%, 04/22/2039, (4.46% fixed rate until 04/22/2038; 3 mo. USD LIBOR + 1.431% thereafter)(7)	$21,105,466
3,600,000	PNC Bank NA 2.70%, 10/22/2029	3,859,570
	PNC Financial Services Group, Inc.
16,530,000	3.45%, 04/23/2029	18,907,353
9,310,000	3.90%, 04/29/2024	10,258,797
	Santander Holdings USA, Inc.
6,970,000	3.40%, 01/18/2023	7,317,716
6,145,000	3.70%, 03/28/2022	6,368,564
8,700,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	8,970,337
7,445,000	State Street Corp. 3.78%, 12/03/2024, (3.78% fixed rate until 12/03/2023; 3 mo. USD LIBOR + 0.770% thereafter)(7)	8,125,844
3,180,000	Truist Bank 2.25%, 03/11/2030	3,270,347
15,195,000	Truist Financial Corp. 2.50%, 08/01/2024	16,191,415
13,325,000	U.S. Bancorp 2.40%, 07/30/2024	14,146,759
2,655,000	Wachovia Corp. 5.50%, 08/01/2035	3,441,424
	Wells Fargo & Co.
19,030,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(7)	20,073,161
5,665,000	2.57%, 02/11/2031, (2.57% fixed rate until 02/11/2030; 3 mo. USD LIBOR + 1.000% thereafter)(7)	5,896,990
8,055,000	3.07%, 01/24/2023	8,298,477
9,965,000	3.45%, 02/13/2023	10,573,537
11,840,000	3.75%, 01/24/2024	12,853,086
880,000	4.40%, 06/14/2046	1,035,908
3,690,000	4.65%, 11/04/2044	4,473,336
2,655,000	4.75%, 12/07/2046	3,267,218
3,026,000	4.90%, 11/17/2045	3,806,908
1,475,000	5.38%, 11/02/2043	1,942,118
4,408,000	5.61%, 01/15/2044	5,928,318

		908,243,863

	Commercial Services - 0.6%
711,839	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(5)	792,925
	APX Group, Inc.
4,340,000	7.63%, 09/01/2023(3)	4,374,177
1,523,000	7.88%, 12/01/2022	1,517,829
2,620,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(5)	2,731,350
190,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(5)	191,663
4,495,000	Duke University 2.83%, 10/01/2055	4,622,388
	Equifax, Inc.
19,085,000	2.60%, 12/01/2024	20,308,368
1,305,000	3.10%, 05/15/2030	1,410,353
	Global Payments, Inc.
7,750,000	2.65%, 02/15/2025	8,200,213
8,085,000	2.90%, 05/15/2030	8,595,492
255,000	4.15%, 08/15/2049	295,485
7,075,000	4.45%, 06/01/2028	8,209,174
2,570,000	Herc Holdings, Inc. 5.50%, 07/15/2027(5)	2,640,996
	IHS Markit Ltd.
11,565,000	4.13%, 08/01/2023	12,568,379
425,000	4.75%, 02/15/2025(5)	479,188
380,000	Jaguar Holding Co. 5.00%, 06/15/2028(5)	396,078
	Service Corp. International
775,000	4.63%, 12/15/2027	820,051
550,000	5.13%, 06/01/2029	601,056

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Commercial Services - 0.6% - (continued)
$2,035,000	United Rentals North America, Inc. 5.88%, 09/15/2026	$2,141,583

		80,896,748

	Construction Materials - 0.4%
2,880,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(5)	3,038,400
	Carrier Global Corp.
23,585,000	2.49%, 02/15/2027(5)	24,778,602
3,325,000	2.70%, 02/15/2031(5)	3,485,978
9,005,000	2.72%, 02/15/2030(5)	9,398,679
	Johnson Controls International plc
985,000	4.50%, 02/15/2047	1,212,070
2,971,000	4.63%, 07/02/2044	3,641,793
2,869,000	4.95%, 07/02/2064(9)	3,659,607
4,285,000	Lennox International, Inc. 1.70%, 08/01/2027	4,283,691
1,280,000	Norbord, Inc. 5.75%, 07/15/2027(5)	1,344,000

		54,842,820

	Distribution/Wholesale - 0.0%
1,145,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(5)	1,162,175
2,750,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(5)(10)	2,770,625
875,000	Performance Food Group, Inc. 5.50%, 10/15/2027(5)	896,875

		4,829,675

	Diversified Financial Services - 1.0%
10,955,000	BlackRock, Inc. 1.90%, 01/28/2031	11,260,774
	Capital One Financial Corp.
27,550,000	3.65%, 05/11/2027	30,529,197
2,675,000	3.80%, 01/31/2028	3,008,929
	Credit Acceptance Corp.
1,585,000	5.13%, 12/31/2024(5)	1,573,112
1,325,000	6.63%, 03/15/2026	1,374,688
390,000	CSN Islands Corp. 6.75%, 01/28/2028(5)	383,565
1,700,000	Fly Leasing Ltd. 5.25%, 10/15/2024	1,421,838
12,240,000	GE Capital Funding LLC 4.40%, 05/15/2030(5)	13,378,871
10,404,000	GE Capital International Funding Co. 4.42%, 11/15/2035	11,250,186
3,470,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(5)	3,617,475
3,675,000	goeasy Ltd. 5.38%, 12/01/2024(5)	3,711,750
	Intercontinental Exchange, Inc.
15,660,000	1.85%, 09/15/2032	15,532,974
3,470,000	2.65%, 09/15/2040	3,477,892
3,040,000	LD Holdings Group LLC 6.50%, 11/01/2025(5)	3,085,600
2,055,000	Minejesa Capital B.V. 5.63%, 08/10/2037(6)	2,126,925
	Nasdaq, Inc.
1,805,000	3.85%, 06/30/2026	2,071,007
16,765,000	4.25%, 06/01/2024	18,660,063
	Navient Corp.
500,000	5.00%, 03/15/2027	466,920
1,666,000	6.50%, 06/15/2022	1,699,320
1,815,000	PennyMac Financial Services, Inc. 5.38%, 10/15/2025(5)	1,850,755
975,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(6)	954,195
	Springleaf Finance Corp.
5,045,000	5.38%, 11/15/2029	5,183,938
575,000	6.13%, 03/15/2024	604,442
445,000	6.88%, 03/15/2025	489,500
490,000	7.13%, 03/15/2026	543,341

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Diversified Financial Services - 1.0% - (continued)
$3,205,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(5)	$3,252,274

		141,509,531

	Electric - 3.5%
11,685,000	AES Corp. 3.30%, 07/15/2025(5)	12,684,301
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	12,094,291
	Berkshire Hathaway Energy Co.
16,100,000	1.65%, 05/15/2031(5)	15,928,385
7,650,000	2.85%, 05/15/2051(5)	7,523,349
5,710,000	3.25%, 04/15/2028	6,415,015
465,000	Calpine Corp. 4.50%, 02/15/2028(5)	473,137
	Centrais Eletricas Brasileiras S.A.
460,000	3.63%, 02/04/2025(5)	459,775
595,000	4.63%, 02/04/2030(5)	602,437
1,140,000	4.63%, 02/04/2030(6)	1,154,250
1,155,000	5.75%, 10/27/2021(6)	1,195,425
1,235,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(5)	1,298,294
	Cleco Corporate Holdings LLC
5,340,000	3.38%, 09/15/2029	5,399,662
6,326,000	3.74%, 05/01/2026	6,683,586
763,000	4.97%, 05/01/2046	849,325
1,120,000	Commonwealth Edison Co. 4.35%, 11/15/2045	1,407,906
	Consolidated Edison Co. of New York, Inc.
1,680,000	3.35%, 04/01/2030	1,928,031
5,050,000	4.50%, 05/15/2058	6,517,459
6,500,000	Consumers Energy Co. 3.95%, 07/15/2047	7,955,476
1,930,000	Dominion Energy South Carolina, Inc. 5.30%, 05/15/2033	2,567,623
	Dominion Energy, Inc.
11,710,000	3.90%, 10/01/2025	13,263,595
8,512,000	4.25%, 06/01/2028	10,011,472
3,390,000	7.00%, 06/15/2038	5,041,697
450,000	DPL, Inc. 4.13%, 07/01/2025(5)	470,250
	Duke Energy Carolinas LLC
12,985,000	3.20%, 08/15/2049	14,210,552
3,270,000	3.75%, 06/01/2045	3,835,763
3,305,000	3.88%, 03/15/2046	3,924,528
3,000,000	5.30%, 02/15/2040	4,170,840
	Duke Energy Progress LLC
2,060,000	4.10%, 05/15/2042	2,510,771
1,940,000	4.15%, 12/01/2044	2,384,435
6,845,000	4.20%, 08/15/2045	8,399,379
2,730,000	4.38%, 03/30/2044	3,426,379
3,755,000	Duquesne Light Holdings, Inc. 2.53%, 10/01/2030(5)	3,743,531
5,285,000	Edison International 3.13%, 11/15/2022	5,452,367
1,755,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	2,122,100
430,000	Emera, Inc. 6.75%, 06/15/2076, (6.75% fixed rate until 06/15/2026; 3 mo. USD LIBOR + 5.440% thereafter)(7)	476,225
560,000	Engie Energia Chile S.A. 4.50%, 01/29/2025(6)	616,241
1,930,000	Entergy Corp. 2.95%, 09/01/2026	2,133,639
1,510,000	Evergy Metro, Inc. 2.25%, 06/01/2030	1,592,508
	Evergy, Inc.
5,000,000	2.45%, 09/15/2024	5,299,023
14,501,000	2.90%, 09/15/2029	15,430,553
	Eversource Energy
2,775,000	2.80%, 05/01/2023	2,910,658
9,905,000	3.80%, 12/01/2023	10,844,014

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Electric - 3.5% - (continued)
	Exelon Corp.
$2,245,000	4.05%, 04/15/2030	$2,598,703
817,000	4.70%, 04/15/2050	1,042,332
	FirstEnergy Corp.
500,000	3.40%, 03/01/2050	459,545
430,000	3.90%, 07/15/2027	459,258
6,525,000	7.38%, 11/15/2031	8,753,902
	FirstEnergy Transmission LLC
7,260,000	4.35%, 01/15/2025(5)	7,925,846
2,790,000	5.45%, 07/15/2044(5)	3,429,329
4,372,000	Fortis, Inc. 3.06%, 10/04/2026	4,773,709
605,000	Genneia S.A. 8.75%, 01/20/2022(6)	461,866
	Georgia Power Co.
7,610,000	2.65%, 09/15/2029	8,215,592
1,955,000	3.70%, 01/30/2050	2,181,181
835,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(6)	818,308
7,155,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	7,773,597
	Israel Electric Corp. Ltd.
5,685,000	4.25%, 08/14/2028(5)(6)	6,509,325
1,195,000	5.00%, 11/12/2024(5)(6)	1,350,350
6,355,000	ITC Holdings Corp. 3.25%, 06/30/2026	7,058,038
995,000	Lamar Funding Ltd. 3.96%, 05/07/2025(6)	908,443
4,308,000	Metropolitan Edison Co. 4.30%, 01/15/2029(5)	4,889,028
6,590,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(5)	7,265,950
2,598,000	MidAmerican Energy Co. 4.40%, 10/15/2044	3,273,825
1,585,000	Minejesa Capital B.V. 4.63%, 08/10/2030(6)	1,628,397
	Mong Duong Finance Holdings B.V.
765,000	5.13%, 05/07/2029(5)	778,836
960,000	5.13%, 05/07/2029(6)	977,363
5,470,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	5,667,187
450,000	NextEra Energy Operating Partners L.P. 4.25%, 07/15/2024(5)	470,250
2,690,000	Northern States Power Co. 3.60%, 09/15/2047	3,188,038
445,000	NRG Energy, Inc. 3.75%, 06/15/2024(5)	477,658
	Pacific Gas and Electric Co.
490,000	2.10%, 08/01/2027	473,082
8,720,000	2.50%, 02/01/2031	8,244,414
2,635,000	3.50%, 08/01/2050	2,381,481
2,395,000	4.50%, 07/01/2040(3)	2,443,603
	PacifiCorp.
3,500,000	4.10%, 02/01/2042	4,187,555
9,280,000	4.15%, 02/15/2050	11,396,945
560,000	Pampa Energia S.A. 7.38%, 07/21/2023(6)	464,789
9,625,000	PECO Energy Co. 3.90%, 03/01/2048	11,826,275
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(5)	8,411,497
	Perusahaan Listrik Negara PT
605,000	3.88%, 07/17/2029(6)	645,837
2,495,000	4.38%, 02/05/2050(6)	2,576,087
3,180,000	6.15%, 05/21/2048(6)	4,046,550
925,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 06/30/2050(6)	915,448
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	3,222,936
332,000	Public Service Co. of Colorado 3.80%, 06/15/2047	396,134

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Electric - 3.5% - (continued)
	Public Service Enterprise Group, Inc.
$8,830,000	1.60%, 08/15/2030	$8,589,754
8,830,000	2.88%, 06/15/2024	9,490,907
12,894,000	Puget Energy, Inc. 4.10%, 06/15/2030(5)	14,411,134
2,155,000	San Diego Gas & Electric Co. 3.32%, 04/15/2050	2,301,727
3,480,000	Sempra Energy 4.00%, 02/01/2048	3,929,113
9,647,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	10,455,076
	Southern California Edison Co.
4,695,000	2.85%, 08/01/2029	4,930,119
4,565,000	3.65%, 02/01/2050	4,766,271
4,585,000	4.00%, 04/01/2047	4,945,527
580,000	4.65%, 10/01/2043	666,317
595,000	5.63%, 02/01/2036	723,412
1,775,000	5.95%, 02/01/2038	2,279,763
67,000	6.00%, 01/15/2034	89,732
	Southern Co.
6,415,000	2.95%, 07/01/2023	6,793,463
3,000,000	3.25%, 07/01/2026	3,343,861
17,255,000	3.70%, 04/30/2030	19,583,292
5,345,000	4.40%, 07/01/2046	6,394,477
780,000	Star Energy Geothermal Darajat / Star Energy Geothermal Salak 4.85%, 10/14/2038(5)	799,296
544,200	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(5)	599,565
775,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(5)	841,650
495,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(6)	490,372
450,000	Vistra Operations Co. LLC 3.55%, 07/15/2024(5)	479,501

		477,281,065

	Electronics - 0.2%
20,386,000	Fortive Corp. 3.15%, 06/15/2026	22,403,725
8,555,000	Honeywell International, Inc. 1.95%, 06/01/2030	8,916,862

		31,320,587

	Energy-Alternate Sources - 0.0%
800,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(6)	817,968
805,000	Greenko Dutch B.V. 5.25%, 07/24/2024(6)	825,914

		1,643,882

	Engineering & Construction - 0.0%
199,116	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(6)	221,797
460,311	Aeropuertos Argentina S.A. (6.88% Cash, 9.38% PIK) 9.38%, 02/01/2027(5)(10)	289,996
2,826,927	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(5)(11)	2,063,657
3,255,000	Mexico City Airport Trust 4.25%, 10/31/2026(3)(6)	3,059,374

		5,634,824

	Entertainment - 0.2%
	Caesars Entertainment, Inc.
2,345,000	6.25%, 07/01/2025(5)	2,402,143
1,685,000	8.13%, 07/01/2027(5)	1,758,626
	Caesars Resort Collection LLC / CRC Finco, Inc.
3,270,000	5.25%, 10/15/2025(5)	3,105,519
775,000	5.75%, 07/01/2025(5)	794,863

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Entertainment - 0.2% - (continued)
	GLP Capital L.P. / GLP Financing II, Inc.
$4,750,000	5.30%, 01/15/2029	$5,303,565
440,000	5.38%, 11/01/2023	470,866
500,000	International Game Technology plc 5.25%, 01/15/2029(5)	495,000
4,110,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(5)	4,027,800
4,625,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(5)	4,729,988
7,770,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.13%, 10/01/2029(5)	7,439,775

		30,528,145

	Environmental Control - 0.2%
2,042,000	Clean Harbors, Inc. 4.88%, 07/15/2027(5)	2,133,890
19,005,000	Republic Services, Inc. 2.50%, 08/15/2024	20,189,800
1,535,000	Stericycle, Inc. 5.38%, 07/15/2024(5)	1,596,001
3,910,000	Tervita Corp. 7.63%, 12/01/2021(5)	3,753,600

		27,673,291

	Food - 1.2%
2,900,000	B&G Foods, Inc. 5.25%, 09/15/2027	3,001,500
	BRF S.A.
1,030,000	4.88%, 01/24/2030(5)	1,031,566
935,000	4.88%, 01/24/2030(6)	936,421
	Conagra Brands, Inc.
7,570,000	1.38%, 11/01/2027	7,506,686
550,000	4.30%, 05/01/2024	612,300
20,425,000	4.60%, 11/01/2025	23,740,014
8,410,000	5.30%, 11/01/2038	10,866,002
1,545,000	5.40%, 11/01/2048	2,113,615
6,705,000	Danone S.A. 2.59%, 11/02/2023(5)	7,060,519
	General Mills, Inc.
5,025,000	2.88%, 04/15/2030	5,445,348
7,710,000	4.20%, 04/17/2028	9,045,026
4,720,000	Hershey Co. 3.13%, 11/15/2049	5,182,333
14,840,000	JM Smucker Co. 2.38%, 03/15/2030	15,334,015
	Kraft Heinz Foods Co.
4,115,000	3.75%, 04/01/2030(5)	4,323,630
405,000	3.88%, 05/15/2027(5)	428,432
3,500,000	4.63%, 10/01/2039(5)	3,753,097
1,870,000	5.00%, 07/15/2035	2,155,256
	Minerva Luxembourg S.A.
880,000	5.88%, 01/19/2028(6)	914,109
265,000	6.50%, 09/20/2026(5)	275,603
205,000	6.50%, 09/20/2026(6)	213,202
5,020,000	Mondelez International Holdings Netherlands B.V. 2.13%, 09/19/2022(5)	5,172,068
	Mondelez International, Inc.
2,155,000	1.50%, 02/04/2031	2,093,366
1,320,000	2.75%, 04/13/2030	1,422,786
	Nestle Holdings, Inc.
12,065,000	3.35%, 09/24/2023(5)	13,033,597
5,000,000	4.00%, 09/24/2048(5)	6,432,288
	Post Holdings, Inc.
770,000	4.63%, 04/15/2030(5)	791,175
3,010,000	5.00%, 08/15/2026(5)	3,121,370
2,495,000	5.63%, 01/15/2028(5)	2,632,225
2,865,000	5.75%, 03/01/2027(5)	3,001,689
	TreeHouse Foods, Inc.
1,670,000	4.00%, 09/01/2028	1,672,088
605,000	6.00%, 02/15/2024(5)	616,344
	Tyson Foods, Inc.
9,005,000	4.00%, 03/01/2026	10,339,311

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Food - 1.2% - (continued)
$4,420,000	5.10%, 09/28/2048	$5,982,447

		160,249,428

	Food Service - 0.0%
465,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(5)	478,369

	Forest Products & Paper - 0.0%
	Celulosa Arauco y Constitucion S.A.
335,000	4.20%, 01/29/2030(5)	356,775
870,000	4.50%, 08/01/2024	946,134
350,000	5.15%, 01/29/2050(5)	377,433
505,000	5.50%, 04/30/2049(5)	568,756
645,000	Inversiones CMPC S.A. 3.85%, 01/13/2030(5)	703,953

		2,953,051

	Gas - 0.7%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
1,132,000	5.50%, 05/20/2025	1,211,240
830,000	5.75%, 05/20/2027	909,489
2,738,000	5.88%, 08/20/2026	2,999,123
11,000,000	Brooklyn Union Gas Co. 3.87%, 03/04/2029(5)	12,635,153
12,180,000	Dominion Energy Gas Holdings LLC 3.00%, 11/15/2029	13,247,402
	NiSource, Inc.
9,340,000	0.95%, 08/15/2025	9,310,273
20,515,000	1.70%, 02/15/2031	20,016,038
2,260,000	3.49%, 05/15/2027	2,500,351
	Sempra Energy
3,938,000	3.40%, 02/01/2028	4,288,994
5,300,000	3.80%, 02/01/2038	5,910,772
18,260,000	Southern Co. Gas Capital Corp. 1.75%, 01/15/2031	18,064,362

		91,093,197

	Healthcare-Products - 0.7%
6,550,000	Abbott Laboratories 4.75%, 11/30/2036	8,729,598
	Alcon Finance Corp.
4,300,000	2.60%, 05/27/2030(5)	4,500,221
2,670,000	3.00%, 09/23/2029(5)	2,876,798
2,785,000	3.80%, 09/23/2049(5)	3,149,783
3,090,000	Avantor Funding, Inc. 4.63%, 07/15/2028(5)	3,201,858
2,820,000	Avantor, Inc. 6.00%, 10/01/2024(5)	2,946,618
	Baxter International, Inc.
1,655,000	3.50%, 08/15/2046	1,843,872
7,255,000	3.95%, 04/01/2030(5)	8,594,885
16,390,000	Becton Dickinson and Co. 3.36%, 06/06/2024	17,668,245
5,725,000	Boston Scientific Corp. 4.55%, 03/01/2039	7,102,228
1,640,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(5)	1,695,350
4,845,000	Thermo Fisher Scientific, Inc. 2.60%, 10/01/2029	5,265,186
	Zimmer Biomet Holdings, Inc.
9,930,000	3.05%, 01/15/2026	10,803,302
9,350,000	3.55%, 03/20/2030	10,365,702

		88,743,646

	Healthcare-Services - 1.3%
715,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(5)	736,664
10,065,000	Aetna, Inc. 2.80%, 06/15/2023	10,571,496
	Anthem, Inc.
3,145,000	2.38%, 01/15/2025	3,335,930

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Healthcare-Services - 1.3% - (continued)
	$3,235,000	3.30%, 01/15/2023	$3,424,820
	3,175,000	3.50%, 08/15/2024	3,467,294
	14,000,000	3.65%, 12/01/2027	15,828,642
	3,315,000	4.63%, 05/15/2042	4,125,302
	415,000	Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(5)	432,638
		Centene Corp.
	185,000	3.00%, 10/15/2030	192,114
	1,715,000	3.38%, 02/15/2030	1,781,456
	755,000	4.25%, 12/15/2027	794,788
	790,000	4.63%, 12/15/2029	860,101
		CHS/Community Health Systems, Inc.
	485,000	6.25%, 03/31/2023	480,756
	3,255,000	6.63%, 02/15/2025(5)	3,174,276
	650,000	6.88%, 02/01/2022(3)	588,250
	2,630,000	8.13%, 06/30/2024(3)(5)	2,021,812
	2,840,000	CommonSpirit Health 2.76%, 10/01/2024	2,976,105
	495,000	DaVita, Inc. 3.75%, 02/15/2031(5)	475,819
		HCA, Inc.
	3,825,000	3.50%, 09/01/2030	3,911,405
	2,950,000	5.13%, 06/15/2039	3,590,901
	4,985,000	5.38%, 02/01/2025	5,520,040
	1,500,000	5.38%, 09/01/2026	1,685,625
	115,000	5.63%, 09/01/2028	133,854
	90,000	5.88%, 02/01/2029	105,884
	1,627,000	7.50%, 11/15/2095	2,066,290
		Humana, Inc.
	3,555,000	3.85%, 10/01/2024	3,924,648
	6,000,000	3.95%, 03/15/2027	6,834,413
		Laboratory Corp. of America Holdings
	14,225,000	2.30%, 12/01/2024	15,046,039
	14,200,000	2.95%, 12/01/2029	15,518,186
	10,510,000	Partners Healthcare System, Inc. 3.19%, 07/01/2049	11,015,225
	1,465,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	1,569,027
	1,540,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(5)	1,514,975
	3,150,000	Sutter Health 1.32%, 08/15/2025	3,163,439
		UnitedHealth Group, Inc.
	1,920,000	1.25%, 01/15/2026	1,958,747
	3,065,000	2.75%, 05/15/2040	3,208,784
	1,200,000	3.50%, 08/15/2039	1,376,632
	6,925,000	3.75%, 07/15/2025	7,862,874
	5,720,000	4.63%, 07/15/2035	7,505,166
	13,530,000	5.80%, 03/15/2036	19,564,289
	1,981,000	6.88%, 02/15/2038	3,188,160

			175,532,866

		Home Builders - 0.1%
	455,000	Adams Homes, Inc. 7.50%, 02/15/2025(5)	457,275
	2,990,000	Ashton Woods USA LLC / Ashton Woods Finance Co. 6.63%, 01/15/2028(5)	3,004,950
	640,000	KB Home 4.80%, 11/15/2029	691,200
		M/I Homes, Inc.
	1,325,000	4.95%, 02/01/2028	1,371,375
	1,255,000	5.63%, 08/01/2025	1,289,776
	2,230,000	STL Holding Co. LLC 7.50%, 02/15/2026(5)	2,216,063
		Taylor Morrison Communities, Inc.
	1,055,000	5.13%, 08/01/2030(5)	1,145,392
	2,735,000	5.75%, 01/15/2028(5)	3,035,850

			13,211,881

		Household Products/Wares - 0.1%
EUR	3,980,000	Diamond (BC) B.V. 5.63%, 08/15/2025(6)	4,541,674
	$1,035,000	Prestige Brands, Inc. 5.13%, 01/15/2028(5)	1,075,106

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Household Products/Wares - 0.1% - (continued)
	S.C. Johnson & Son, Inc.
$2,520,000	4.00%, 05/15/2043(5)	$2,842,720
1,840,000	4.75%, 10/15/2046(5)	2,396,820

		10,856,320

	Housewares - 0.0%
435,000	Newell Brands, Inc. 4.88%, 06/01/2025	471,018

	Insurance - 1.9%
1,470,000	ACE Capital Trust II 9.70%, 04/01/2030	2,161,509
	Acrisure LLC / Acrisure Finance, Inc.
4,280,000	7.00%, 11/15/2025(5)	4,287,490
1,541,000	8.13%, 02/15/2024(5)	1,611,508
1,335,000	10.13%, 08/01/2026(5)	1,478,512
1,615,000	AIA Group Ltd. 3.20%, 09/16/2040(5)	1,661,076
	American International Group, Inc.
7,510,000	2.50%, 06/30/2025	8,051,247
7,550,000	4.38%, 06/30/2050	9,074,204
5,348,000	4.70%, 07/10/2035	6,705,071
	Aon plc
4,775,000	3.50%, 06/14/2024	5,199,777
3,480,000	3.88%, 12/15/2025	3,965,693
2,300,000	4.25%, 12/12/2042	2,578,247
1,369,000	4.75%, 05/15/2045	1,800,110
3,460,000	Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	4,403,367
17,655,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	20,841,271
840,000	CNO Financial Group, Inc. 5.25%, 05/30/2029	978,492
21,555,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	24,759,338
	Genworth Holdings, Inc.
715,000	4.80%, 02/15/2024	654,225
1,070,000	4.90%, 08/15/2023	989,750
1,200,000	6.50%, 06/15/2034	1,126,464
770,000	7.20%, 02/15/2021	766,150
1,250,000	7.63%, 09/24/2021(3)	1,246,912
	Marsh & McLennan Cos., Inc.
12,690,000	3.88%, 03/15/2024	13,997,291
3,900,000	4.05%, 10/15/2023	4,268,912
7,455,000	4.75%, 03/15/2039	9,816,506
1,625,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(5)	1,657,467
10,000,000	MassMutual Global Funding II 2.35%, 01/14/2027(5)	10,626,245
13,735,000	Metropolitan Life Global Funding I 3.00%, 09/19/2027(5)	15,159,470
2,795,000	MGIC Investment Corp. 5.25%, 08/15/2028	2,871,862
4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(5)	8,331,562
14,205,000	New York Life Global Funding 3.00%, 01/10/2028(5)	15,813,098
2,775,000	New York Life Insurance Co. 3.75%, 05/15/2050(5)	3,095,101
1,055,000	NMI Holdings, Inc. 7.38%, 06/01/2025(5)	1,149,950
435,000	Peachtree Corners Funding Trust 3.98%, 02/15/2025(5)	478,714
1,970,000	Prudential Financial, Inc. 4.35%, 02/25/2050	2,364,379
465,000	Radian Group, Inc. 4.88%, 03/15/2027	475,463
4,715,000	Trinity Acquisition plc 4.40%, 03/15/2026	5,438,809
	Unum Group
2,875,000	4.00%, 06/15/2029	3,150,340
5,895,000	4.50%, 03/15/2025	6,555,489
4,665,000	4.50%, 12/15/2049	4,574,867
165,000	Voya Financial, Inc. 4.80%, 06/15/2046	201,321

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Insurance - 1.9% - (continued)
		Willis North America, Inc.
	$755,000	2.95%, 09/15/2029	$822,104
	11,435,000	3.60%, 05/15/2024	12,476,800
	13,525,000	3.88%, 09/15/2049	15,737,407
	6,752,000	4.50%, 09/15/2028	8,071,318

			251,474,888

		Internet - 1.1%
	10,885,000	Alibaba Group Holding Ltd. 4.00%, 12/06/2037	12,805,932
		Alphabet, Inc.
	7,925,000	1.90%, 08/15/2040	7,480,643
	10,300,000	2.05%, 08/15/2050	9,288,012
	5,635,000	2.25%, 08/15/2060	5,030,018
		Amazon.com, Inc.
	10,185,000	1.50%, 06/03/2030	10,303,028
	12,955,000	2.50%, 06/03/2050	12,839,176
	13,385,000	3.88%, 08/22/2037	16,417,010
	4,320,000	4.25%, 08/22/2057	5,717,134
	5,535,000	4.95%, 12/05/2044	7,835,332
		Meituan
	335,000	2.13%, 10/28/2025(5)	335,328
	1,569,000	3.05%, 10/28/2030(5)	1,572,282
	450,000	Netflix, Inc. 3.63%, 06/15/2025(5)	467,437
		Prosus N.V.
EUR	355,000	2.03%, 08/03/2032(5)	417,850
	$1,005,000	4.03%, 08/03/2050(5)	1,026,029
		Tencent Holdings Ltd.
	6,280,000	1.81%, 01/26/2026(5)	6,367,280
	7,145,000	2.39%, 06/03/2030(5)	7,233,275
	1,175,000	3.24%, 06/03/2050(5)	1,184,400
	265,000	3.29%, 06/03/2060(5)	265,131
	22,630,000	3.60%, 01/19/2028(5)	24,738,559
	255,000	3.93%, 01/19/2038(5)	291,571
	10,000,000	3.98%, 04/11/2029(5)	11,261,741

			142,877,168

		Iron/Steel - 0.2%
		ABJA Investment Co. Pte Ltd.
	475,000	4.45%, 07/24/2023(6)	472,127
	495,000	5.45%, 01/24/2028(6)	477,297
	1,025,000	CSN Resources S.A. 7.63%, 04/17/2026(5)	1,052,675
	353,000	Metinvest B.V. 7.65%, 10/01/2027(5)	342,968
	1,545,000	Nucor Corp. 2.00%, 06/01/2025	1,615,150
	470,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(5)	481,750
		Steel Dynamics, Inc.
	1,375,000	2.40%, 06/15/2025	1,442,813
	4,159,000	2.80%, 12/15/2024	4,413,015
	790,000	3.25%, 01/15/2031	853,628
	12,265,000	Vale Overseas Ltd. 3.75%, 07/08/2030	12,914,922

			24,066,345

		IT Services - 1.2%
		Apple, Inc.
	7,000,000	1.13%, 05/11/2025	7,132,688
	2,125,000	2.65%, 05/11/2050	2,143,520
	8,545,000	2.95%, 09/11/2049	9,173,573
	2,600,000	3.75%, 11/13/2047	3,144,670
	1,300,000	3.85%, 05/04/2043	1,595,035
	6,520,000	3.85%, 08/04/2046	7,988,998
	2,895,000	4.25%, 02/09/2047	3,815,615
	4,420,000	4.38%, 05/13/2045	5,852,530
	1,120,000	4.45%, 05/06/2044	1,492,782
	10,000,000	4.65%, 02/23/2046	13,617,847

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	IT Services - 1.2% - (continued)
	HP, Inc.
$9,370,000	2.20%, 06/17/2025	$9,808,233
9,370,000	3.00%, 06/17/2027	10,074,837
	IBM Corp.
8,545,000	1.70%, 05/15/2027	8,729,108
2,745,000	2.85%, 05/15/2040	2,834,476
15,235,000	3.00%, 05/15/2024	16,468,461
16,120,000	3.50%, 05/15/2029	18,428,478
12,435,000	4.15%, 05/15/2039	15,169,222
7,880,000	4.25%, 05/15/2049	9,731,683
	Leidos, Inc.
5,145,000	2.30%, 02/15/2031(5)	5,100,239
3,085,000	3.63%, 05/15/2025(5)	3,414,540
	Presidio Holdings, Inc.
1,650,000	4.88%, 02/01/2027(5)	1,693,824
1,375,000	8.25%, 02/01/2028(5)	1,457,500

		158,867,859

	Leisure Time - 0.1%
	Carnival Corp.
1,760,000	9.88%, 08/01/2027(5)	1,829,300
1,545,000	10.50%, 02/01/2026(5)	1,672,463
3,910,000	11.50%, 04/01/2023(5)	4,294,509

		7,796,272

	Lodging - 0.2%
	Boyd Gaming Corp.
1,010,000	4.75%, 12/01/2027	982,235
3,455,000	6.38%, 04/01/2026	3,584,839
3,045,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,991,712
	Las Vegas Sands Corp.
475,000	3.20%, 08/08/2024	480,447
10,410,000	3.50%, 08/18/2026	10,536,993
480,000	MGM Resorts International 4.63%, 09/01/2026	471,751
1,000,000	Sands China Ltd. 3.80%, 01/08/2026(5)	1,021,840
2,805,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(5)	2,713,837
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
485,000	4.25%, 05/30/2023(5)	462,569
10,940,000	5.50%, 03/01/2025(5)	10,475,050

		33,721,273

	Machinery-Diversified - 0.4%
31,890,000	Otis Worldwide Corp. 2.29%, 04/05/2027	33,824,321
14,610,000	Stanley Black & Decker, Inc. 3.40%, 03/01/2026	16,396,598
2,665,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	2,838,966

		53,059,885

	Media - 2.9%
	Altice Financing S.A.
4,960,000	5.00%, 01/15/2028(5)	4,811,200
2,380,000	7.50%, 05/15/2026(5)	2,484,125
200,000	Cable Onda S.A. 4.50%, 01/30/2030(5)	210,500
	CCO Holdings LLC / CCO Holdings Capital Corp.
13,200,000	4.25%, 02/01/2031(5)	13,527,228
1,270,000	4.50%, 08/15/2030(5)	1,319,854
1,480,000	4.50%, 05/01/2032(5)	1,529,950
4,075,000	5.75%, 02/15/2026(5)	4,224,389

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Media - 2.9% - (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$4,780,000	2.80%, 04/01/2031	$4,940,683
13,843,000	4.80%, 03/01/2050	15,769,937
8,240,000	4.91%, 07/23/2025	9,493,257
6,230,000	5.13%, 07/01/2049	7,283,382
10,990,000	5.38%, 05/01/2047	13,112,655
4,595,000	5.75%, 04/01/2048	5,735,525
6,903,000	6.48%, 10/23/2045	9,310,843
	Comcast Corp.
10,280,000	3.20%, 07/15/2036	11,460,665
2,810,000	3.25%, 11/01/2039	3,124,160
6,640,000	3.40%, 07/15/2046	7,322,145
1,925,000	3.75%, 04/01/2040	2,240,641
2,520,000	3.97%, 11/01/2047	3,019,718
10,468,000	4.05%, 11/01/2052	12,830,136
4,530,000	4.40%, 08/15/2035	5,698,082
6,230,000	4.60%, 10/15/2038	7,939,692
5,000,000	4.60%, 08/15/2045	6,547,891
8,635,000	4.70%, 10/15/2048	11,522,261
1,095,000	4.75%, 03/01/2044	1,440,479
	Cox Communications, Inc.
1,830,000	1.80%, 10/01/2030(5)	1,795,034
1,415,000	2.95%, 10/01/2050(5)	1,370,397
13,234,000	3.15%, 08/15/2024(5)	14,258,611
8,763,000	4.50%, 06/30/2043(5)	10,349,457
1,936,000	4.70%, 12/15/2042(5)	2,354,427
2,604,000	6.45%, 12/01/2036(5)	3,529,630
	CSC Holdings LLC
495,000	3.38%, 02/15/2031(5)	476,071
1,740,000	4.13%, 12/01/2030(5)	1,769,197
5,360,000	5.50%, 04/15/2027(5)	5,648,100
3,480,000	6.50%, 02/01/2029(5)	3,861,130
	Discovery Communications LLC
2,965,000	2.95%, 03/20/2023	3,122,226
855,000	3.90%, 11/15/2024	946,517
6,110,000	3.95%, 06/15/2025	6,840,225
1,926,000	4.00%, 09/15/2055(5)	1,957,509
3,490,000	4.65%, 05/15/2050	3,933,334
13,920,000	5.20%, 09/20/2047	16,581,392
5,395,000	5.30%, 05/15/2049	6,487,908
	DISH DBS Corp.
2,065,000	5.00%, 03/15/2023	2,080,529
1,225,000	5.88%, 07/15/2022	1,261,750
2,170,000	5.88%, 11/15/2024	2,183,096
1,795,000	6.75%, 06/01/2021	1,830,900
2,210,000	7.38%, 07/01/2028	2,226,575
830,000	7.75%, 07/01/2026	879,788
2,420,000	Fox Corp. 5.48%, 01/25/2039	3,223,203
	Gray Television, Inc.
1,510,000	4.75%, 10/15/2030(5)	1,487,350
630,000	5.88%, 07/15/2026(5)	655,729
3,930,000	Nexstar Broadcasting, Inc. 5.63%, 07/15/2027(5)	4,097,025
335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	359,623
1,150,000	Sinclair Television Group, Inc. 5.63%, 08/01/2024(5)	1,147,670
2,920,000	Sirius XM Radio, Inc. 4.63%, 07/15/2024(5)	3,011,104
	Time Warner Cable LLC
295,000	4.00%, 09/01/2021	300,783
1,875,000	4.50%, 09/15/2042	2,036,821
1,300,000	5.50%, 09/01/2041	1,562,297
10,340,000	5.88%, 11/15/2040	12,797,114
2,825,000	6.75%, 06/15/2039	3,777,944

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Media - 2.9% - (continued)
$1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	$2,392,448
1,470,000	Vertical U.S Newco, Inc. 5.25%, 07/15/2027(5)	1,512,924
	ViacomCBS, Inc.
4,690,000	4.20%, 05/19/2032	5,395,926
9,057,000	4.38%, 03/15/2043	9,798,489
11,000,000	4.95%, 01/15/2031	13,360,910
3,175,000	4.95%, 05/19/2050(3)	3,745,758
5,700,000	5.85%, 09/01/2043	7,188,498
2,520,000	Videotron Ltd. 5.00%, 07/15/2022	2,639,952
3,985,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(5)	4,049,756
	Walt Disney Co.
5,375,000	1.75%, 01/13/2026	5,593,895
13,690,000	2.65%, 01/13/2031	14,719,314
1,177,000	5.40%, 10/01/2043	1,620,416
2,440,000	6.40%, 12/15/2035	3,650,348
2,890,000	WMG Acquisition Corp. 5.50%, 04/15/2026(5)	2,998,375
	Ziggo B.V.
7,800,000	4.88%, 01/15/2030(5)	8,087,625
3,931,000	5.50%, 01/15/2027(5)	4,078,412

		387,932,910

	Metal Fabricate/Hardware - 0.0%
470,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(5)	491,799
	Novelis Corp.
3,230,000	4.75%, 01/30/2030(5)	3,275,591
1,045,000	5.88%, 09/30/2026(5)	1,078,315
630,000	TriMas Corp. 4.88%, 10/15/2025(5)	640,237

		5,485,942

	Mining - 0.3%
	Anglo American Capital plc
6,485,000	2.63%, 09/10/2030(5)	6,489,886
4,340,000	4.00%, 09/11/2027(5)	4,799,498
870,000	4.50%, 03/15/2028(5)	984,480
4,740,000	4.75%, 04/10/2027(5)	5,452,028
4,100,000	4.88%, 05/14/2025(5)	4,662,762
6,485,000	5.63%, 04/01/2030(5)	7,970,672
1,080,000	AngloGold Ashanti Holdings plc 3.75%, 10/01/2030	1,144,687
	Constellium SE
740,000	5.63%, 06/15/2028(5)	771,080
2,640,000	5.88%, 02/15/2026(5)	2,666,400
440,000	Freeport-McMoRan, Inc. 4.55%, 11/14/2024	473,000
1,000,000	Teck Resources Ltd. 5.20%, 03/01/2042	1,023,730
230,000	Vedanta Resources plc 6.38%, 07/30/2022(6)	161,115

		36,599,338

	Miscellaneous Manufacturing - 0.3%
156,474	Anagram International, Inc. (5.00% Cash, 5.00% PIK) 10.00%, 08/15/2026(5)(10)	130,656
	General Electric Co.
5,655,000	3.45%, 05/01/2027	5,997,151
770,000	3.63%, 05/01/2030	813,151
367,000	4.13%, 10/09/2042	381,238
1,525,000	4.25%, 05/01/2040	1,607,436
1,615,000	4.35%, 05/01/2050	1,720,605
13,030,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	13,127,354

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Miscellaneous Manufacturing - 0.3% - (continued)
$8,506,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	$10,827,803

		34,605,394

	Office/Business Equipment - 0.1%
	CDW LLC / CDW Finance Corp.
730,000	4.13%, 05/01/2025	758,820
1,050,000	4.25%, 04/01/2028	1,084,477
	Xerox Corp.
465,000	3.80%, 05/15/2024(3)	478,229
4,050,000	4.38%, 03/15/2023	4,214,936
145,000	4.80%, 03/01/2035	137,750
1,155,000	6.75%, 12/15/2039(3)	1,214,483
2,040,000	Xerox Holdings Corp. 5.00%, 08/15/2025(5)	2,014,072

		9,902,767

	Oil & Gas - 1.4%
	Aker BP ASA
7,045,000	2.88%, 01/15/2026(5)	6,974,448
6,015,000	4.00%, 01/15/2031(5)	5,890,176
	Apache Corp.
1,975,000	4.38%, 10/15/2028	1,806,137
2,370,000	4.63%, 11/15/2025	2,251,500
982,000	4.75%, 04/15/2043	869,070
1,163,000	5.10%, 09/01/2040	1,067,651
3,945,000	BP Capital Markets America, Inc. 3.63%, 04/06/2030	4,442,010
1,389,000	Canadian Natural Resources Ltd. 3.90%, 02/01/2025	1,498,898
1,620,000	Centennial Resource Production LLC 5.38%, 01/15/2026(5)	595,350
4,100,000	Cimarex Energy Co. 3.90%, 05/15/2027	4,307,557
	Continental Resources, Inc.
3,470,000	4.38%, 01/15/2028(3)	3,123,000
875,000	4.90%, 06/01/2044	723,231
2,110,000	CVR Energy, Inc. 5.75%, 02/15/2028(5)	1,440,075
460,000	Delek & Avner Tamar Bond Ltd. 5.41%, 12/30/2025(5)	471,738
1,530,000	Devon Energy Corp. 4.75%, 05/15/2042	1,421,386
3,345,000	Devon Financing Co. LLC 7.88%, 09/30/2031	4,187,655
1,945,000	Ecopetrol S.A. 6.88%, 04/29/2030	2,338,668
200,000	Empresa Nacional del Petroleo 5.25%, 11/06/2029(6)	229,148
	Equinor ASA
3,685,000	2.38%, 05/22/2030	3,841,221
3,365,000	3.63%, 04/06/2040	3,798,951
2,055,000	3.70%, 04/06/2050	2,285,392
	Hess Corp.
1,445,000	6.00%, 01/15/2040	1,602,698
2,980,000	7.13%, 03/15/2033	3,591,723
10,742,000	7.30%, 08/15/2031	13,095,908
500,000	HollyFrontier Corp. 2.63%, 10/01/2023	496,223
2,960,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	3,048,800
	KazMunayGas National Co. JSC
505,000	3.50%, 04/14/2033(5)	520,758
210,000	5.38%, 04/24/2030(6)	250,501
	Leviathan Bond Ltd.
810,000	6.13%, 06/30/2025(5)(6)	837,378
1,615,000	6.50%, 06/30/2027(5)(6)	1,663,450
715,000	6.75%, 06/30/2030(5)(6)	733,804
14,745,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	16,313,807
2,545,000	Matador Resources Co. 5.88%, 09/15/2026	2,048,725

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Oil & Gas - 1.4% - (continued)
$299,000	NAK Naftogaz Ukraine via Kondor Finance plc 7.63%, 11/08/2026(5)	$279,344
4,155,000	Noble Energy, Inc. 6.00%, 03/01/2041	5,836,609
	Occidental Petroleum Corp.
2,070,000	3.00%, 02/15/2027	1,562,850
720,000	3.40%, 04/15/2026	563,170
6,972,000	4.20%, 03/15/2048	4,531,800
1,098,000	4.40%, 04/15/2046	738,098
	Parsley Energy LLC / Parsley Finance Corp.
1,194,000	4.13%, 02/15/2028(5)	1,242,417
503,000	5.38%, 01/15/2025(5)	514,317
	Petrobras Global Finance B.V.
1,440,000	5.60%, 01/03/2031	1,554,264
1,400,000	6.75%, 06/03/2050	1,536,276
945,000	6.88%, 01/20/2040	1,064,552
	Petroleos de Venezuela S.A.
435,000	6.00%, 05/16/2024(12)	15,660
190,000	9.00%, 11/17/2021(12)	6,460
	Petroleos Mexicanos
75,000	5.95%, 01/28/2031	62,775
300,000	6.38%, 01/23/2045	227,364
50,000	6.75%, 09/21/2047	38,814
3,825,000	7.69%, 01/23/2050	3,178,307
14,442,000	Phillips 66 2.15%, 12/15/2030	13,560,634
	QEP Resources, Inc.
225,000	5.25%, 05/01/2023	178,875
1,575,000	5.63%, 03/01/2026	1,000,125
6,174,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(5)	6,469,461
	Shell International Finance B.V.
4,199,000	4.00%, 05/10/2046	4,793,162
1,056,000	4.38%, 05/11/2045	1,262,638
2,320,000	4.55%, 08/12/2043	2,828,645
1,735,000	Sinopec Group Overseas Development Ltd. 2.70%, 05/13/2030(5)	1,805,511
	SM Energy Co.
700,000	5.63%, 06/01/2025	274,897
640,000	6.63%, 01/15/2027	240,000
1,175,000	6.75%, 09/15/2026	452,375
	State Oil Co. of the Azerbaijan Republic
725,000	4.75%, 03/13/2023(6)	755,356
495,000	6.95%, 03/18/2030(6)	586,258
3,955,000	Suncor Energy, Inc. 4.00%, 11/15/2047	3,910,747
	Sunoco L.P. / Sunoco Finance Corp.
1,425,000	5.50%, 02/15/2026	1,427,672
820,000	6.00%, 04/15/2027	847,642
6,365,000	Transocean, Inc. 6.80%, 03/15/2038(3)	827,450
520,000	Tupras Turkiye Petrol Rafinerileri AS 4.50%, 10/18/2024(6)	476,310
	Valero Energy Corp.
7,260,000	2.15%, 09/15/2027	6,934,030
3,130,000	4.00%, 04/01/2029	3,266,914
3,460,000	4.35%, 06/01/2028	3,705,512
2,515,000	4.90%, 03/15/2045	2,540,165
1,920,000	6.63%, 06/15/2037	2,258,192
2,670,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(3)(5)	1,975,800
196,000	WPX Energy, Inc. 5.25%, 09/15/2024	202,860
	YPF S.A.
1,525,000	8.50%, 03/23/2025(5)	976,000
2,020,000	8.50%, 03/23/2025(6)	1,292,800

		185,570,145

	Oil & Gas Services - 0.2%
4,660,000	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 4.49%, 05/01/2030	5,306,597

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Oil & Gas Services - 0.2% - (continued)
	$7,675,000	Halliburton Co. 4.85%, 11/15/2035	$8,058,937
	11,255,000	Schlumberger Investment S.A. 2.65%, 06/26/2030	11,328,372

			24,693,906

		Packaging & Containers - 0.2%
	3,225,000	ARD Finance S.A. (6.50% Cash, 7.25% PIK) 6.50%, 06/30/2027(5)(10)	3,277,406
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	1,040,000	4.13%, 08/15/2026(5)	1,060,800
	5,145,000	5.25%, 04/30/2025(5)	5,383,368
	4,595,000	5.25%, 08/15/2027(5)	4,716,767
	200,000	6.00%, 02/15/2025(5)	206,750
	490,000	Ball Corp. 2.88%, 08/15/2030	484,488
	1,410,000	Berry Global, Inc. 5.63%, 07/15/2027(5)	1,475,064
		Crown Americas LLC / Crown Americas Capital Corp.
	455,000	4.25%, 09/30/2026	483,949
	2,055,000	4.75%, 02/01/2026	2,132,063
	5,230,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(5)	5,145,012
	660,000	Graphic Packaging International LLC 3.50%, 03/01/2029(5)	660,000
	390,000	OI European Group B.V. 4.00%, 03/15/2023(5)	391,950
		Owens-Brockway Glass Container, Inc.
	2,960,000	5.88%, 08/15/2023(5)	3,114,290
	2,710,000	6.38%, 08/15/2025(5)	2,974,225
EUR	1,255,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	1,424,034
	$415,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(5)	434,713

			33,364,879

		Pharmaceuticals - 2.4%
		AbbVie, Inc.
	7,100,000	2.30%, 11/21/2022(5)	7,356,698
	15,320,000	2.95%, 11/21/2026(5)	16,730,646
	7,400,000	3.20%, 11/21/2029(5)	8,096,507
	9,055,000	4.05%, 11/21/2039(5)	10,383,848
	16,100,000	4.25%, 11/21/2049(5)	18,803,304
	4,000,000	4.45%, 05/14/2046	4,770,420
	2,840,000	4.63%, 10/01/2042(5)	3,416,023
	2,500,000	4.85%, 06/15/2044(5)	3,095,233
	11,865,000	AstraZeneca plc 3.38%, 11/16/2025	13,312,695
		Bausch Health Cos., Inc.
	5,115,000	5.00%, 01/30/2028(5)	5,055,564
	2,050,000	5.25%, 01/30/2030(5)	2,024,477
	246,000	5.50%, 03/01/2023(5)	245,385
	1,161,000	5.88%, 05/15/2023(5)	1,158,098
	1,970,000	6.13%, 04/15/2025(5)	2,022,697
	2,550,000	7.00%, 01/15/2028(5)	2,696,625
	360,000	9.00%, 12/15/2025(5)	393,372
	390,000	Baxalta, Inc. 3.60%, 06/23/2022	406,837
		Bayer U.S. Finance LLC
	2,900,000	4.20%, 07/15/2034(5)	3,166,594
	7,820,000	4.25%, 12/15/2025(5)	8,885,057
		Becton Dickinson and Co.
	1,050,000	2.82%, 05/20/2030	1,122,206
	3,345,000	3.79%, 05/20/2050	3,726,473
		Bristol-Myers Squibb Co.
	10,000,000	3.20%, 06/15/2026	11,193,853
	2,000,000	3.25%, 08/01/2042	2,236,002
	9,306,000	3.88%, 08/15/2025	10,583,928
	535,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(5)	545,700

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Pharmaceuticals - 2.4% - (continued)
	Cigna Corp.
$1,655,000	3.20%, 03/15/2040	$1,747,519
4,305,000	3.25%, 04/15/2025	4,710,266
13,680,000	4.13%, 11/15/2025	15,646,310
	CVS Health Corp.
2,200,000	2.70%, 08/21/2040	2,100,345
3,280,000	3.00%, 08/15/2026	3,571,956
2,100,000	3.25%, 08/15/2029	2,299,737
3,296,000	4.10%, 03/25/2025	3,715,976
4,605,000	4.13%, 04/01/2040	5,226,567
16,780,000	4.78%, 03/25/2038	20,267,080
9,435,000	5.13%, 07/20/2045	11,942,233
4,200,000	Eli Lilly and Co. 4.15%, 03/15/2059	5,439,961
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
480,000	5.88%, 10/15/2024(5)	480,000
2,422,000	6.00%, 06/30/2028(5)	1,870,995
4,189,000	9.50%, 07/31/2027(5)	4,493,582
8,110,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	9,090,153
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	7,656,852
	Johnson & Johnson
2,790,000	2.10%, 09/01/2040	2,714,308
2,855,000	2.45%, 09/01/2060	2,826,595
200,000	McKesson Corp. 3.65%, 11/30/2020	200,509
16,485,000	Merck & Co., Inc. 3.90%, 03/07/2039	20,365,490
1,025,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(5)	1,086,500
830,000	Perrigo Finance Unlimited Co. 3.90%, 12/15/2024	894,901
	Pfizer, Inc.
8,535,000	2.63%, 04/01/2030	9,388,468
4,525,000	4.00%, 12/15/2036	5,566,497
2,725,000	4.00%, 03/15/2049	3,444,323
	Takeda Pharmaceutical Co., Ltd.
17,075,000	2.05%, 03/31/2030	17,185,966
3,065,000	3.18%, 07/09/2050	3,112,900
	Teva Pharmaceutical Finance Netherlands B.V.
1,765,000	2.80%, 07/21/2023	1,673,961
14,460,000	3.15%, 10/01/2026	12,724,800
1,735,000	6.75%, 03/01/2028	1,822,401
	Upjohn, Inc.
2,855,000	1.65%, 06/22/2025(5)	2,915,121
2,245,000	2.30%, 06/22/2027(5)	2,322,189

		329,932,703

	Pipelines - 1.5%
3,100,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(5)	2,759,000
	Buckeye Partners L.P.
1,005,000	4.13%, 03/01/2025(5)	952,238
475,000	4.15%, 07/01/2023	467,281
1,030,000	4.50%, 03/01/2028(5)	978,500
1,154,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	1,176,526
3,725,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	3,911,250
	Energy Transfer Operating L.P.
8,950,000	3.75%, 05/15/2030	8,782,110
2,275,000	4.90%, 03/15/2035	2,237,972
1,500,000	5.15%, 02/01/2043	1,398,620
1,190,000	5.15%, 03/15/2045	1,106,364
9,000,000	5.25%, 04/15/2029	9,750,623
4,958,000	5.30%, 04/15/2047	4,723,631

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Pipelines - 1.5% - (continued)
$940,000	6.05%, 06/01/2041	$962,970
4,045,000	6.13%, 12/15/2045	4,113,952
3,910,000	6.25%, 04/15/2049	4,128,715
	Enterprise Products Operating LLC
1,430,000	4.20%, 01/31/2050	1,546,215
3,195,000	4.80%, 02/01/2049	3,701,729
1,516,000	4.85%, 08/15/2042	1,730,143
1,200,000	5.10%, 02/15/2045	1,411,181
	EQM Midstream Partners L.P.
795,000	6.00%, 07/01/2025(5)	814,875
805,000	6.50%, 07/01/2027(5)	844,280
1,500,000	6.50%, 07/15/2048	1,425,000
	Galaxy Pipeline Assets Bidco Ltd.
1,795,000	1.75%, 09/30/2027(5)	1,783,781
1,585,000	2.63%, 03/31/2036(5)	1,573,097
790,000	3.25%, 09/30/2040(5)	776,175
2,730,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(5)	2,738,209
	MPLX L.P.
3,750,000	4.00%, 02/15/2025	4,075,662
10,925,000	4.25%, 12/01/2027	12,111,616
3,550,000	4.70%, 04/15/2048	3,516,304
6,900,000	4.90%, 04/15/2058	6,857,453
2,450,000	5.20%, 03/01/2047	2,575,360
4,780,000	5.20%, 12/01/2047	4,952,588
470,000	NuStar Logistics L.P. 5.75%, 10/01/2025	473,210
	ONEOK, Inc.
810,000	3.10%, 03/15/2030	777,438
7,835,000	3.40%, 09/01/2029	7,613,876
11,350,000	6.35%, 01/15/2031	13,247,503
8,305,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	8,305,723
585,000	Rockies Express Pipeline LLC 4.80%, 05/15/2030(5)	550,046
	Sabine Pass Liquefaction LLC
1,775,000	4.50%, 05/15/2030(5)	1,985,729
3,605,000	5.00%, 03/15/2027	4,047,163
4,000,000	5.88%, 06/30/2026	4,699,982
	Sunoco Logistics Partners Operations L.P.
5,100,000	5.30%, 04/01/2044	4,792,742
1,065,000	5.35%, 05/15/2045	1,014,273
	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
1,145,000	4.75%, 10/01/2023(5)	1,087,407
2,770,000	6.00%, 03/01/2027(5)	2,617,650
465,000	7.50%, 10/01/2025(5)	469,650
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
490,000	5.00%, 01/15/2028	483,875
5,750,000	6.50%, 07/15/2027	6,023,125
	TransCanada PipeLines Ltd.
6,160,000	4.10%, 04/15/2030	6,982,758
5,840,000	4.63%, 03/01/2034	6,747,399
1,195,000	5.10%, 03/15/2049	1,509,895
575,000	Transportadora de Gas del Sur S.A. 6.75%, 05/02/2025(6)	472,938
1,395,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(5)	1,603,566
2,870,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	3,075,895
	Western Midstream Operating L.P.
5,200,000	5.05%, 02/01/2030	4,933,058
1,675,000	6.25%, 02/01/2050	1,538,571
	Williams Cos., Inc.
371,000	4.90%, 01/15/2045	395,120
4,145,000	5.10%, 09/15/2045	4,617,405

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Pipelines - 1.5% - (continued)
$4,100,000	5.40%, 03/04/2044	$4,489,418
1,365,000	5.80%, 11/15/2043	1,575,505
5,344,000	6.30%, 04/15/2040	6,471,814

		202,486,154

	Real Estate - 0.1%
8,745,000	Crown Castle International Corp. 3.20%, 09/01/2024	9,439,093
455,000	Realogy Group LLC / Realogy Co-Issuer Corp. 9.38%, 04/01/2027(5)	481,822

		9,920,915

	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
70,000	1.30%, 09/15/2025	70,581
5,715,000	2.10%, 06/15/2030	5,740,568
	Brixmor Operating Partnership L.P.
7,930,000	4.05%, 07/01/2030	8,570,779
17,630,000	4.13%, 05/15/2029	19,123,207
	Equinix, Inc.
2,645,000	1.80%, 07/15/2027	2,686,383
7,655,000	2.15%, 07/15/2030	7,691,984
	GLP Capital L.P. / GLP Financing II, Inc.
158,000	4.00%, 01/15/2030	164,382
7,675,000	4.00%, 01/15/2031	8,024,673
4,815,000	5.75%, 06/01/2028	5,476,774
	Iron Mountain, Inc.
410,000	4.88%, 09/15/2027(5)	417,564
4,920,000	4.88%, 09/15/2029(5)	4,971,660
525,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027(5)	453,469
7,130,000	Mid-America Apartments L.P. 1.70%, 02/15/2031	6,912,058
	National Retail Properties, Inc.
11,200,000	2.50%, 04/15/2030	11,099,339
545,000	3.10%, 04/15/2050	477,613
3,885,000	Simon Property Group L.P. 3.25%, 09/13/2049	3,517,285
5,605,000	UDR, Inc. 2.10%, 08/01/2032	5,524,341
3,675,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	3,856,336
	VICI Properties L.P. / VICI Note Co., Inc.
760,000	3.50%, 02/15/2025(5)	762,812
185,000	3.75%, 02/15/2027(5)	185,463
1,200,000	4.25%, 12/01/2026(5)	1,220,220
1,000,000	4.63%, 12/01/2029(5)	1,039,010
	Welltower, Inc.
4,155,000	2.70%, 02/15/2027	4,372,502
18,460,000	3.63%, 03/15/2024	20,016,266
2,620,000	4.00%, 06/01/2025	2,948,723

		125,323,992

	Retail - 1.2%
	1011778 BC ULC / New Red Finance, Inc.
2,830,000	3.50%, 02/15/2029(5)	2,808,775
455,000	3.88%, 01/15/2028(5)	458,412
840,000	4.00%, 10/15/2030(5)	834,750
4,020,000	4.38%, 01/15/2028(5)	4,070,250
2,704,000	5.00%, 10/15/2025(5)	2,772,682
	Alimentation Couche-Tard, Inc.
1,110,000	2.95%, 01/25/2030(5)	1,182,633
190,000	4.50%, 07/26/2047(5)	225,626
	Asbury Automotive Group, Inc.
176,000	4.50%, 03/01/2028(5)	179,080
179,000	4.75%, 03/01/2030(5)	184,817

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Retail - 1.2% - (continued)
$5,720,000	AutoZone, Inc. 1.65%, 01/15/2031	$5,536,329
2,785,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(5)	2,732,085
3,407,000	CVS Health Corp. 2.88%, 06/01/2026	3,690,878
	CVS Pass-Through Trust
10,492	6.04%, 12/10/2028	11,943
24,186	6.94%, 01/10/2030	29,020
1,225,000	FirstCash, Inc. 4.63%, 09/01/2028(5)	1,243,375
1,180,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(5)	1,181,475
	Home Depot, Inc.
1,010,000	3.30%, 04/15/2040	1,148,517
3,627,000	3.50%, 09/15/2056	4,202,076
5,710,000	4.50%, 12/06/2048	7,575,051
9,050,000	5.88%, 12/16/2036	13,373,935
	Jollibee Worldwide Pte Ltd.
250,000	3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 year USD CMT + 4.784% thereafter)(6)(7)(8)	230,000
475,000	4.75%, 06/24/2030(6)	472,809
	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
1,275,000	4.75%, 06/01/2027(5)	1,319,453
1,600,000	5.25%, 06/01/2026(5)	1,653,320
	L Brands, Inc.
225,000	5.25%, 02/01/2028	221,625
2,190,000	6.63%, 10/01/2030(5)	2,299,500
	Lithia Motors, Inc.
510,000	4.38%, 01/15/2031(5)	526,575
735,000	4.63%, 12/15/2027(5)	773,661
1,315,000	5.25%, 08/01/2025(5)	1,361,025
	Lowe’s Cos., Inc.
3,075,000	1.30%, 04/15/2028	3,044,666
11,540,000	3.38%, 09/15/2025	12,837,332
11,870,000	3.70%, 04/15/2046	13,480,098
153,000	4.05%, 05/03/2047	182,200
224,000	4.25%, 09/15/2044	260,517
450,000	Macy’s, Inc. 8.38%, 06/15/2025(5)	469,845
	McDonald’s Corp.
9,130,000	1.45%, 09/01/2025	9,405,909
5,262,000	3.38%, 05/26/2025	5,807,705
7,670,000	3.63%, 09/01/2049	8,544,144
550,000	4.20%, 04/01/2050	666,309
3,615,000	4.60%, 05/26/2045	4,502,530
5,000,000	6.30%, 10/15/2037	7,363,576
	O’Reilly Automotive, Inc.
7,340,000	3.90%, 06/01/2029	8,534,704
1,655,000	4.20%, 04/01/2030	1,958,878
289,474	Party City Holdings, Inc. 5.75%, 07/15/2025, 6 mo. USD LIBOR + 5.000%(4)(5)	202,632
1,055,000	PetSmart, Inc. 5.88%, 06/01/2025(5)	1,078,505
3,563,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(5)	3,634,260
6,605,000	Staples, Inc. 7.50%, 04/15/2026(5)	6,175,675
4,915,000	United Rentals North America, Inc. 4.88%, 01/15/2028	5,160,750
2,600,000	Walmart, Inc. 3.95%, 06/28/2038	3,253,638
	Yum! Brands, Inc.
390,000	3.63%, 03/15/2031	382,687
690,000	4.75%, 01/15/2030(5)	741,750
220,000	7.75%, 04/01/2025(5)	241,659

		160,229,646

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Savings & Loans - 0.0%
$735,000	State Street Corp. 2.90%, 03/30/2026	$797,578

	Semiconductors - 1.4%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
5,970,000	3.13%, 01/15/2025	6,380,343
3,545,000	3.50%, 01/15/2028	3,814,094
6,705,000	3.88%, 01/15/2027	7,401,526
	Broadcom, Inc.
15,640,000	3.15%, 11/15/2025	16,856,479
13,370,000	4.11%, 09/15/2028	14,890,957
11,030,000	4.15%, 11/15/2030	12,356,628
1,500,000	4.25%, 04/15/2026	1,686,240
2,960,000	Entegris, Inc. 4.63%, 02/10/2026(5)	3,041,400
	Intel Corp.
4,860,000	3.10%, 02/15/2060	5,166,979
5,035,000	3.25%, 11/15/2049	5,551,924
1,700,000	4.10%, 05/19/2046	2,118,402
4,930,000	4.60%, 03/25/2040(3)	6,476,565
15,755,000	Microchip Technology, Inc. 2.67%, 09/01/2023(5)	16,348,575
5,930,000	Micron Technology, Inc. 4.98%, 02/06/2026	6,896,440
	NVIDIA Corp.
990,000	3.50%, 04/01/2040	1,147,289
4,740,000	3.50%, 04/01/2050	5,504,371
1,180,000	3.70%, 04/01/2060	1,378,408
	NXP B.V. / NXP Funding LLC
9,163,000	4.88%, 03/01/2024(5)	10,265,163
3,485,000	5.35%, 03/01/2026(5)	4,115,234
2,790,000	5.55%, 12/01/2028(5)	3,444,116
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
3,005,000	3.15%, 05/01/2027(5)	3,253,110
4,632,000	4.30%, 06/18/2029(5)	5,372,148
	Qorvo, Inc.
2,595,000	3.38%, 04/01/2031(5)	2,627,437
2,010,000	4.38%, 10/15/2029	2,154,961
	QUALCOMM, Inc.
31,022,000	1.65%, 05/20/2032(5)	30,350,326
5,092,000	4.30%, 05/20/2047	6,483,924
687,000	4.65%, 05/20/2035	901,445
3,676,000	4.80%, 05/20/2045	4,948,888
	Sensata Technologies B.V.
1,020,000	5.00%, 10/01/2025(5)	1,113,478
1,475,000	5.63%, 11/01/2024(5)	1,618,370

		193,665,220

	Software - 1.6%
1,730,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(5)	1,751,625
995,000	BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, 01/31/2026(5)	1,007,438
1,215,000	CDK Global, Inc. 5.25%, 05/15/2029(5)	1,303,330
1,675,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(5)	1,674,280
	Fidelity National Information Services, Inc.
9,065,000	3.00%, 08/15/2026	10,024,639
12,090,000	3.75%, 05/21/2029	13,931,763
	Fiserv, Inc.
13,810,000	2.25%, 06/01/2027	14,508,372
11,730,000	3.20%, 07/01/2026	12,987,119
6,695,000	3.50%, 07/01/2029	7,515,740
6,300,000	4.40%, 07/01/2049	7,801,924

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 46.5% - (continued)
		Software - 1.6% - (continued)
		IQVIA, Inc.
EUR	820,000	2.25%, 01/15/2028(5)	$938,539
	$1,390,000	5.00%, 05/15/2027(5)	1,456,025
		Microsoft Corp.
	13,045,000	2.53%, 06/01/2050	13,294,948
	1,040,000	2.68%, 06/01/2060	1,061,873
	6,395,000	3.45%, 08/08/2036	7,691,283
	3,805,000	3.50%, 02/12/2035	4,620,172
	4,915,000	3.95%, 08/08/2056	6,308,179
	12,690,000	4.10%, 02/06/2037	16,221,807
		MSCI, Inc.
	460,000	3.63%, 09/01/2030(5)	472,650
	450,000	3.88%, 02/15/2031(5)	470,250
	3,335,000	4.00%, 11/15/2029(5)	3,480,606
	1,165,000	4.75%, 08/01/2026(5)	1,210,144
	2,840,000	Open Text Corp. 3.88%, 02/15/2028(5)	2,884,815
	1,625,000	Open Text Holdings, Inc. 4.13%, 02/15/2030(5)	1,685,937
		Oracle Corp.
	6,000,000	2.65%, 07/15/2026	6,532,929
	16,315,000	3.60%, 04/01/2040	18,198,941
	6,360,000	3.60%, 04/01/2050	6,982,559
	2,100,000	3.85%, 07/15/2036	2,450,919
	12,610,000	3.85%, 04/01/2060	14,305,383
	14,500,000	3.90%, 05/15/2035	17,325,910
	8,745,000	4.00%, 11/15/2047	10,138,087
	4,300,000	6.50%, 04/15/2038	6,624,775
		PTC, Inc.
	400,000	3.63%, 02/15/2025(5)	407,250
	440,000	4.00%, 02/15/2028(5)	454,850
	4,095,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(5)	4,352,289
	1,293,000	Western Digital Corp. 4.75%, 02/15/2026	1,392,626

			223,469,976

		Telecommunications - 3.0%
EUR	1,330,000	Altice France Holding S.A. 8.00%, 05/15/2027(5)	1,622,561
		Altice France S.A.
	$660,000	5.50%, 01/15/2028(5)	668,663
	4,020,000	7.38%, 05/01/2026(5)	4,195,674
	4,075,000	8.13%, 02/01/2027(5)	4,431,562
		AT&T, Inc.
	6,585,000	2.30%, 06/01/2027	6,858,277
	4,450,000	3.30%, 02/01/2052	4,075,654
	17,805,000	3.50%, 06/01/2041	18,046,623
	17,619,000	3.50%, 09/15/2053(5)	16,844,277
	9,502,000	3.55%, 09/15/2055(5)	9,000,920
	5,295,000	3.65%, 06/01/2051	5,167,476
	17,067,000	3.65%, 09/15/2059(5)	16,274,923
	3,535,000	3.85%, 06/01/2060	3,490,359
	5,545,000	3.88%, 01/15/2026	6,254,946
	23,605,000	4.10%, 02/15/2028	27,089,505
	3,335,000	4.13%, 02/17/2026	3,809,570
	9,485,000	4.25%, 03/01/2027	10,911,674
	10,395,000	4.30%, 02/15/2030	12,128,050
	1,045,000	4.30%, 12/15/2042	1,166,203
	870,000	4.35%, 03/01/2029	1,013,210
	903,000	4.35%, 06/15/2045	1,000,857
	905,000	4.50%, 05/15/2035	1,055,564
	9,780,000	4.50%, 03/09/2048	10,946,368
	1,085,000	Bharti Airtel International Netherlands B.V. 5.35%, 05/20/2024(6)	1,177,413
	845,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(6)	895,733
	470,000	CenturyLink, Inc. 4.00%, 02/15/2027(5)	480,519

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Telecommunications - 3.0% - (continued)
$465,000	Connect Finco SARL / Connect US Finco LLC 6.75%, 10/01/2026(5)	$468,348
500,000	Consolidated Communications, Inc. 6.50%, 10/01/2028(5)	513,750
1,835,000	Embarq Corp. 8.00%, 06/01/2036	2,151,537
	Frontier Communications Corp.
2,250,000	5.88%, 10/15/2027(5)	2,306,025
1,955,000	6.88%, 01/15/2025(12)	761,228
1,190,000	10.50%, 09/15/2022(12)	487,900
500,000	Ligado Networks LLC 15.50%, 11/01/2023(5)(10)	473,150
	Millicom International Cellular S.A.
295,000	4.50%, 04/27/2031(5)	299,425
670,000	6.25%, 03/25/2029(5)	740,685
465,000	MTN Mauritius Investments Ltd. 5.37%, 02/13/2022(6)	476,751
435,000	Nokia Oyj 4.38%, 06/12/2027	467,629
960,000	Oztel Holdings SPC Ltd. 5.63%, 10/24/2023(6)	957,024
3,253,000	Sprint Corp. 7.13%, 06/15/2024	3,741,601
12,555,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(5)	14,629,212
	T-Mobile USA, Inc.
2,160,000	2.05%, 02/15/2028(5)	2,192,400
4,495,000	2.25%, 11/15/2031(5)	4,439,846
8,920,000	3.30%, 02/15/2051(5)	8,593,885
15,175,000	3.88%, 04/15/2030(5)	17,046,988
13,135,000	4.38%, 04/15/2040(5)	15,191,153
3,215,000	4.50%, 04/15/2050(5)	3,738,515
2,000,000	Telecom Argentina S.A. 8.00%, 07/18/2026(6)	1,650,000
670,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	845,306
570,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(5)	616,712
500,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(5)	532,250
	Telefonica Emisiones S.A.
4,060,000	4.67%, 03/06/2038	4,653,228
6,145,000	4.90%, 03/06/2048	7,020,599
12,290,000	5.21%, 03/08/2047	14,523,868
945,000	Tower Bersama Infrastructure Tbk PT 4.25%, 01/21/2025(6)	949,479
485,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(5)	481,498
1,955,000	VEON Holdings B.V. 4.00%, 04/09/2025(6)	2,039,300
	Verizon Communications, Inc.
10,683,000	2.99%, 10/30/2056(5)	10,820,631
9,585,000	4.13%, 08/15/2046	11,595,032
17,585,000	4.50%, 08/10/2033	21,853,471
16,733,000	4.52%, 09/15/2048	21,512,755
4,790,000	4.81%, 03/15/2039	6,220,338
2,675,000	Vmed UK Financing plc 4.25%, 01/31/2031(5)	2,675,000
	Vodafone Group plc
20,015,000	3.75%, 01/16/2024	21,848,174
6,500,000	4.13%, 05/30/2025	7,395,054
5,785,000	4.25%, 09/17/2050	6,664,455
6,355,000	5.25%, 05/30/2048	8,229,681
2,005,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(5)	2,120,288

		402,530,752

	Toys/Games/Hobbies - 0.0%
445,000	Hasbro, Inc. 3.55%, 11/19/2026	479,139

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.5% - (continued)
	Toys/Games/Hobbies - 0.0% - (continued)
	Mattel, Inc.
$1,040,000	5.88%, 12/15/2027(5)	$1,130,168
2,570,000	6.75%, 12/31/2025(5)	2,702,998

		4,312,305

	Transportation - 0.8%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	10,492,852
	CSX Corp.
1,000,000	4.50%, 03/15/2049	1,277,574
1,000,000	4.75%, 05/30/2042	1,264,409
565,000	6.00%, 10/01/2036	787,495
	FedEx Corp.
4,925,000	3.80%, 05/15/2025	5,540,868
14,865,000	4.05%, 02/15/2048	17,160,156
4,000,000	4.10%, 02/01/2045	4,531,008
5,750,000	4.25%, 05/15/2030	6,904,921
4,730,000	5.25%, 05/15/2050	6,365,975
600,000	Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(5)	656,100
3,734,000	Norfolk Southern Corp. 4.65%, 01/15/2046	4,784,471
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
4,520,000	3.45%, 07/01/2024(5)	4,901,884
9,895,000	4.88%, 07/11/2022(5)	10,599,170
	Rumo Luxembourg S.a.r.l.
465,000	5.25%, 01/10/2028(5)	487,087
566,000	5.88%, 01/18/2025(5)	592,183
800,000	5.88%, 01/18/2025(6)	837,008
320,000	7.38%, 02/09/2024(6)	334,400
	Russian Railways Via RZD Capital plc
200,000	4.38%, 03/01/2024(6)	214,992
675,000	5.70%, 04/05/2022(6)	714,547
	Union Pacific Corp.
2,132,000	3.55%, 08/15/2039	2,394,234
10,385,000	3.84%, 03/20/2060	11,737,625
7,475,000	4.38%, 11/15/2065	9,058,115
1,000,000	Western Global Airlines LLC 10.38%, 08/15/2025(5)	1,034,980

		102,672,054

	Trucking & Leasing - 0.0%
	Avolon Holdings Funding Ltd.
690,000	3.95%, 07/01/2024(5)	676,552
285,000	4.38%, 05/01/2026(5)	276,421
1,895,000	5.25%, 05/15/2024(5)	1,934,989
200,000	Fly Leasing Ltd. 6.38%, 10/15/2021(3)	198,696

		3,086,658

	Water - 0.1%
	American Water Capital Corp.
3,760,000	2.80%, 05/01/2030	4,099,164
3,365,000	3.45%, 05/01/2050	3,815,485
1,195,000	3.75%, 09/01/2047	1,391,963

		9,306,612

	Total Corporate Bonds (cost $5,816,353,853)	$6,285,797,925

FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
	Angola - 0.0%
1,110,000	Angolan Government International Bond 9.38%, 05/08/2048(6)	$847,818

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Argentina - 0.3%
		Argentine Republic Government International Bond
	$22,765,922	0.13%, 07/09/2030(9)	$8,355,093
	53,812,751	0.13%, 07/09/2035(9)	17,596,770
	4,797,161	0.13%, 01/09/2038(9)	1,789,389
	24,385,000	0.13%, 07/09/2041(9)	8,242,374
	3,299,015	1.00%, 07/09/2029	1,352,596
		Provincia de Cordoba
	425,000	7.13%, 06/10/2021(5)	223,129
	1,330,000	7.13%, 08/01/2027(6)	645,063
	1,675,000	7.45%, 09/01/2024(6)	871,017

			39,075,431

		Armenia - 0.0%
		Republic of Armenia International Bond
	1,340,000	3.95%, 09/26/2029(6)	1,262,495
	715,000	7.15%, 03/26/2025(6)	763,920

			2,026,415

		Azerbaijan - 0.1%
		Republic of Azerbaijan International Bond
	2,650,000	3.50%, 09/01/2032(6)	2,575,800
	681,000	3.50%, 09/01/2032(5)	661,932
	565,000	5.13%, 09/01/2029(6)	602,039
		Southern Gas Corridor CJSC
	1,394,000	6.88%, 03/24/2026(5)	1,586,966
	3,210,000	6.88%, 03/24/2026(6)	3,654,347

			9,081,084

		Bermuda - 0.0%
		Bermuda Government International Bond
	475,000	2.38%, 08/20/2030(5)	487,469
	325,000	3.38%, 08/20/2050(5)	339,625
	1,525,000	4.75%, 02/15/2029(5)	1,830,762

			2,657,856

		Brazil - 0.1%
		Brazilian Government International Bond
	375,000	2.88%, 06/06/2025	379,316
	2,990,000	3.88%, 06/12/2030	3,027,375
	4,080,000	4.75%, 01/14/2050	3,998,400
	9,014,000	5.00%, 01/27/2045	9,194,280
	1,520,000	5.63%, 02/21/2047	1,668,200

			18,267,571

		Colombia - 0.3%
		Colombia Government International Bond
	9,260,000	3.00%, 01/30/2030	9,445,200
	3,660,000	3.13%, 04/15/2031	3,756,990
	1,350,000	3.88%, 04/25/2027	1,460,025
	3,070,000	4.13%, 05/15/2051	3,212,755
	2,120,000	4.50%, 03/15/2029	2,378,937
	13,070,000	5.00%, 06/15/2045	15,265,760

			35,519,667

		Croatia - 0.1%
		Croatia Government International Bond
EUR	5,075,000	1.13%, 06/19/2029(6)	6,046,543
	2,725,000	1.50%, 06/17/2031(6)	3,336,322
	1,890,000	2.70%, 06/15/2028(6)	2,520,361
	182,000	2.75%, 01/27/2030(6)	247,216
	1,550,000	3.00%, 03/20/2027(6)	2,068,371

			14,218,813

		Dominican Republic - 0.0%
		Dominican Republic International Bond
	$1,270,000	4.88%, 09/23/2032(5)	1,289,063
	465,000	5.88%, 01/30/2060(6)	444,075

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Dominican Republic - 0.0% - (continued)
	$424,000	6.00%, 07/19/2028(6)	$466,404
	410,000	6.40%, 06/05/2049(5)	416,191
	1,405,000	6.40%, 06/05/2049(6)	1,426,216
	320,000	6.50%, 02/15/2048(6)	328,803

			4,370,752

		Ecuador - 0.0%
		Ecuador Government International Bond
	90,727	0.00%, 07/31/2030(5)(11)	41,282
	263,655	0.50%, 07/31/2030(5)(9)	175,333
	2,090,943	0.50%, 07/31/2035(5)(9)	1,142,178
	316,665	0.50%, 07/31/2040(5)(9)	156,752

			1,515,545

		Egypt - 0.0%
		Egypt Government International Bond
EUR	240,000	5.63%, 04/16/2030(6)	259,167
	250,000	5.63%, 04/16/2030(5)	269,966
	145,000	6.38%, 04/11/2031(6)	161,359
	$1,950,000	7.05%, 01/15/2032(6)	1,902,631
	535,000	7.63%, 05/29/2032(5)	541,206
	610,000	7.90%, 02/21/2048(6)	577,335

			3,711,664

		Ethiopia - 0.0%
	1,543,000	Ethiopia International Bond 6.63%, 12/11/2024(6)	1,551,024

		Gabon - 0.0%
		Gabon Government International Bond
	638,480	6.38%, 12/12/2024(6)	607,482
	515,000	6.63%, 02/06/2031(5)	459,150
	750,000	6.63%, 02/06/2031(6)	668,664
	1,955,000	6.95%, 06/16/2025(6)	1,842,728

			3,578,024

		Guatemala - 0.0%
	665,000	Guatemala Government Bond 6.13%, 06/01/2050(5)	819,287

		Honduras - 0.0%
	1,225,000	Honduras Government International Bond 5.63%, 06/24/2030(5)	1,350,562

		Hungary - 0.1%
		Hungary Government International Bond
EUR	8,590,000	1.63%, 04/28/2032(6)	10,724,657
	$3,252,000	5.38%, 02/21/2023	3,587,053

			14,311,710

		Indonesia - 0.2%
		Indonesia Government International Bond
	745,000	4.35%, 01/11/2048	861,082
	735,000	4.45%, 04/15/2070	866,951
	5,770,000	4.63%, 04/15/2043(6)	6,743,480
	677,000	4.75%, 01/08/2026(6)	782,754
	980,000	4.75%, 07/18/2047(6)	1,198,633
	9,139,000	5.13%, 01/15/2045(6)	11,461,337
	1,411,000	5.25%, 01/08/2047(6)	1,833,672
		Perusahaan Penerbit SBSN Indonesia III
	5,100,000	4.15%, 03/29/2027(6)	5,713,224
	321,000	4.15%, 03/29/2027(5)	359,597
	1,380,000	4.45%, 02/20/2029(6)	1,588,049

			31,408,779

		Ivory Coast - 0.0%
		Ivory Coast Government International Bond
EUR	356,000	5.25%, 03/22/2030(5)	399,540
	250,000	5.25%, 03/22/2030(6)	280,576

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Ivory Coast - 0.0% - (continued)
EUR	275,000	5.88%, 10/17/2031(6)	$313,140
	295,000	6.63%, 03/22/2048(6)	322,191
	920,000	6.88%, 10/17/2040(6)	1,043,405

			2,358,852

		Jordan - 0.1%
		Jordan Government International Bond
	$1,235,000	4.95%, 07/07/2025(5)	1,255,548
	1,400,000	5.75%, 01/31/2027(6)	1,442,498
	1,235,000	5.85%, 07/07/2030(5)	1,242,822
	2,425,000	6.13%, 01/29/2026(6)	2,546,941
	492,000	7.38%, 10/10/2047(6)	507,932

			6,995,741

		Macedonia - 0.1%
EUR	3,465,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(6)	4,116,223
		North Macedonia Government International Bond
	200,000	2.75%, 01/18/2025(6)	240,500
	2,045,000	3.68%, 06/03/2026(5)	2,588,608

			6,945,331

		Mexico - 0.5%
		Mexico Government International Bond
	$1,775,000	3.25%, 04/16/2030	1,834,072
	200,000	4.35%, 01/15/2047	210,002
	31,148,000	4.50%, 01/31/2050	33,601,217
	577,000	4.60%, 01/23/2046	627,239
	9,970,000	4.75%, 04/27/2032	11,405,680
	72,000	4.75%, 03/08/2044	79,561
	16,590,000	5.00%, 04/27/2051	18,937,485

			66,695,256

		Mongolia - 0.0%
		Mongolia Government International Bond
	1,409,000	5.13%, 12/05/2022(6)	1,444,218
	756,000	5.13%, 04/07/2026(3)(5)	778,571

			2,222,789

		Morocco - 0.0%
EUR	3,010,000	Morocco Government International Bond 1.50%, 11/27/2031(6)	3,245,636

		Panama - 0.2%
		Panama Government International Bond
	$2,950,000	3.16%, 01/23/2030	3,219,217
	2,695,000	4.30%, 04/29/2053	3,254,239
	410,000	4.50%, 04/16/2050	505,842
	6,150,000	4.50%, 04/01/2056	7,564,500
	4,365,000	Panama Notas del Tesoro 3.75%, 04/17/2026(5)	4,715,946

			19,259,744

		Paraguay - 0.0%
		Paraguay Government International Bond
	410,000	4.70%, 03/27/2027(6)	462,894
	380,000	5.60%, 03/13/2048(3)(5)	467,784
	695,000	5.60%, 03/13/2048(6)	855,552
	945,000	6.10%, 08/11/2044(6)	1,220,940

			3,007,170

		Philippines - 0.1%
		Philippine Government International Bond
	1,820,000	3.70%, 03/01/2041	2,082,972
	7,645,000	3.95%, 01/20/2040	8,985,802

			11,068,774

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Romania - 0.1%
		Romanian Government International Bond
EUR	765,000	2.00%, 12/08/2026(6)	$932,921
	445,000	2.00%, 01/28/2032(5)	518,246
	350,000	2.00%, 01/28/2032(6)	407,609
	2,235,000	2.12%, 07/16/2031(5)	2,635,530
	2,224,000	2.12%, 07/16/2031(6)	2,622,559
	1,400,000	3.38%, 02/08/2038(6)	1,761,179
	740,000	3.62%, 05/26/2030(5)	988,015
	3,072,000	3.88%, 10/29/2035(6)	4,150,254
	$316,000	4.00%, 02/14/2051(5)	321,929

			14,338,242

		Russia - 0.4%
		Russian Federal Bond - OFZ
RUB	29,740,000	6.90%, 05/23/2029	397,758
	78,180,000	7.65%, 04/10/2030	1,093,622
	65,100,000	7.70%, 03/23/2033	913,692
	175,030,000	7.95%, 10/07/2026	2,471,424
	10,380,000	8.50%, 09/17/2031	153,405
		Russian Foreign Bond - Eurobond
	$3,800,000	4.25%, 06/23/2027(6)	4,266,974
	1,000,000	4.25%, 06/23/2027(5)	1,122,888
	5,200,000	4.38%, 03/21/2029(6)	5,937,433
	3,400,000	4.38%, 03/21/2029(5)	3,882,168
	800,000	4.75%, 05/27/2026(6)	914,000
	9,400,000	5.10%, 03/28/2035(6)	11,421,000
	7,400,000	5.25%, 06/23/2047(6)	9,708,415
	2,800,000	5.63%, 04/04/2042(6)	3,678,399

			45,961,178

		Saudi Arabia - 0.0%
		Saudi Government International Bond
	450,000	2.90%, 10/22/2025(5)	480,772
	2,630,000	3.25%, 10/26/2026(6)	2,865,648

			3,346,420

		Senegal - 0.1%
		Senegal Government International Bond
	965,000	6.25%, 05/23/2033(6)	981,405
	2,990,000	6.75%, 03/13/2048(6)	2,920,333
	218,000	6.75%, 03/13/2048(5)	212,920
	1,460,000	8.75%, 05/13/2021(6)	1,503,917

			5,618,575

		Serbia - 0.1%
		Serbia International Bond
EUR	586,000	1.50%, 06/26/2029(5)	665,259
	3,020,000	1.50%, 06/26/2029(6)	3,428,468
	2,266,000	3.13%, 05/15/2027(5)	2,867,564
	2,005,000	3.13%, 05/15/2027(6)	2,537,275

			9,498,566

		South Africa - 0.1%
	$6,975,000	Republic of South Africa Government International Bond 5.75%, 09/30/2049	6,281,545

		Supranational - 0.0%
		International Finance Corp.
MXN	154,000,000	0.00%, 02/22/2038(11)	2,109,092
IDR	25,000,000,000	8.00%, 10/09/2023	1,845,641

			3,954,733

		Tunisia - 0.0%
		Banque Centrale de Tunisie International Bond
EUR	100,000	5.63%, 02/17/2024(6)	99,773
	$1,670,000	5.75%, 01/30/2025(6)	1,406,314
EUR	863,000	6.38%, 07/15/2026(6)	854,329

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Tunisia - 0.0% - (continued)
EUR	100,000	6.75%, 10/31/2023(6)	$103,710

			2,464,126

		Turkey - 0.4%
		Turkey Government International Bond
	$450,000	3.25%, 03/23/2023	424,600
	12,060,000	4.88%, 10/09/2026	10,880,291
	8,600,000	4.88%, 04/16/2043	6,267,250
	7,315,000	5.13%, 02/17/2028	6,496,598
	20,080,000	5.75%, 05/11/2047	15,540,314
	5,775,000	6.00%, 03/25/2027	5,447,846
	9,855,000	6.00%, 01/14/2041	7,982,550

			53,039,449

		Ukraine - 0.2%
		Ukraine Government International Bond
	4,355,000	7.25%, 03/15/2033(5)	4,088,283
	4,330,000	7.38%, 09/25/2032(6)	4,147,447
	4,500,000	7.75%, 09/01/2022(6)	4,686,930
	1,250,000	7.75%, 09/01/2026(6)	1,263,125
	620,000	7.75%, 09/01/2026(5)	626,510
	9,825,000	7.75%, 09/01/2027(6)	9,886,406

			24,698,701

		United Arab Emirates - 0.0%
		Abu Dhabi Government International Bond
	225,000	3.13%, 09/30/2049(6)	237,037
	800,000	4.13%, 10/11/2047(6)	983,440
	1,130,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(6)	1,058,494

			2,278,971

		Venezuela - 0.0%
		Venezuela Government International Bond
	345,000	6.00%, 12/09/2020(12)	31,568
	1,015,000	7.00%, 12/01/2018(12)	92,873
	3,170,000	7.00%, 03/31/2038(12)	290,055
	4,085,000	7.65%, 04/21/2025(12)	373,778
	4,765,000	7.75%, 10/13/2019(12)	435,997
	11,205,000	8.25%, 10/13/2024(12)	1,025,257
	11,937,200	9.00%, 05/07/2023(12)	1,092,254
	12,825,000	9.25%, 05/07/2028(12)	1,173,487

			4,515,269

		Total Foreign Government Obligations (cost $492,437,037)	$482,107,070

MUNICIPAL BONDS - 0.2%
		General Obligation - 0.0%
	65,000	California State, GO Taxable 7.55%, 04/01/2039(3)	$111,664
	850,000	State of Connecticut, GO 3.00%, 07/01/2021	863,931

			975,595

		Higher Education - 0.1%
	12,000,000	Rutgers The State University of New Jersey 3.92%, 05/01/2119	12,818,640
	5,660,000	University of California 1.32%, 05/15/2027	5,653,491

			18,472,131

		Transportation - 0.1%
	5,015,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	5,334,405

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 0.2% - (continued)
		Transportation - 0.1% - (continued)
	$1,510,000	Port Auth of New York & New Jersey Rev 4.46%, 10/01/2062(3)	$1,858,538

			7,192,943

		Total Municipal Bonds (cost $25,405,607)	$26,640,669

SENIOR FLOATING RATE INTERESTS - 0.1%(13)
		Auto Parts & Equipment - 0.0%
	1,550,568	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	$1,503,663

		Chemicals - 0.0%
	836,350	Diamond (BC) B.V. 3.21%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	798,714

		Food - 0.0%
	125,000	Froneri U.S., Inc. 5.75%, 01/31/2028, 1 mo. USD LIBOR + 5.750%	123,281

		Insurance - 0.0%
	2,758,862	Asurion LLC 3.15%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	2,704,181
	1,666,638	Hub International Ltd. 3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	1,600,456

			4,304,637

		Software - 0.1%
	4,437,700	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	4,364,656

		Total Senior Floating Rate Interests (cost $11,277,149)	$11,094,951

U.S. GOVERNMENT SECURITIES - 0.7%
		U.S. Treasury Bonds - 0.2%
	4,055,000	1.13%, 08/15/2040	$3,857,319
	5,890,000	4.25%, 11/15/2040(14)	8,909,775
	5,800,000	4.38%, 02/15/2038(15)	8,704,078

			21,471,172

		U.S. Treasury Notes - 0.5%
	38,355,000	0.13%, 07/15/2023	38,292,074
	27,025,000	0.25%, 09/30/2025	26,860,317
	1,500,000	2.38%, 03/15/2022	1,545,703

			66,698,094

		Total U.S. Government Securities (cost $84,678,999)	$88,169,266

CONVERTIBLE BONDS - 0.1%
		Engineering & Construction - 0.0%
EUR	900,000	Cellnex Telecom S.A. 1.50%, 01/16/2026(6)	$1,916,585

		Entertainment - 0.0%
	$1,723,000	Cinemark Holdings, Inc. 4.50%, 08/15/2025(5)	1,487,225

		Healthcare-Products - 0.0%
	1,105,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025(5)	1,008,313
	2,350,000	NuVasive, Inc. 0.38%, 03/15/2025(5)	2,015,125

			3,023,438

		Machinery-Diversified - 0.0%
	1,160,000	Middleby Corp. 1.00%, 09/01/2025(5)	1,190,450

		Media - 0.0%
	2,130,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(5)	2,071,425

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.1% - (continued)
	Oil & Gas - 0.0%
$1,825,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025(5)	$1,944,324

	Semiconductors - 0.0%
980,000	Microchip Technology, Inc. 2.25%, 02/15/2037	1,490,140

	Software - 0.1%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024	2,124,567
1,580,000	Workday, Inc. 0.25%, 10/01/2022	2,375,321

		4,499,888

	Total Convertible Bonds (cost $17,179,235)	$17,623,475

	Total Long-Term Investments (cost $11,639,227,279)	$12,701,190,430

SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.7%
493,001,479	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $493,003,944; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $340,437,050 and U.S. Treasury Note at 0.125%, maturing 01/15/2030, with a market value of $162,424,562	$493,001,479

	Securities Lending Collateral - 0.1%
18,681,279	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(16)	18,681,279
18,854	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(16)	18,854

		18,700,133

	Total Short-Term Investments (cost $511,701,612)	$511,701,612

Total Investments (cost $12,150,928,891)	97.8%	$13,212,892,042
Other Assets and Liabilities	2.2%	301,488,193

Total Net Assets	100.0%	$13,514,380,235

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of this security was $30,276, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Investment valued using significant unobservable inputs.

(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $1,413,900,572, representing 10.5% of net assets.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $258,081,394, representing 1.9% of net assets.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(10)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(11)	Security is a zero-coupon bond.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $775,254.

(15)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2020, the market value of securities pledged was $8,704,078.

Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(16)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	4,729	12/31/2020	$593,969,792	$(921,371)
U.S. Treasury Long Bond Future	495	12/21/2020	85,372,031	(1,813,468)

Total				$(2,734,839)

Short position contracts:
Euro-BOBL Future	27	12/08/2020	$4,272,507	$(15,180)
Euro-BUND Future	246	12/08/2020	50,467,665	(549,668)
Euro BUXL 30-Year Bond Future	10	12/08/2020	2,664,254	(105,947)
U.S. Treasury 2-Year Note Future	9	12/31/2020	1,987,594	195
U.S. Treasury 10-Year Note Future	4,561	12/21/2020	630,415,719	3,645,168
U.S. Treasury 10-Year Ultra Future	532	12/21/2020	83,673,625	939,078
U.S. Treasury Ultra Bond Future	66	12/21/2020	14,190,000	204,879

Total				$4,118,525

Total futures contracts				$1,383,686

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.34.V1	GSC	USD	3,495,000	5.00%	06/20/2025	Quarterly	$272,856	$—	$301,144	$28,288
CDX.NA.HY.34.V1	GSC	USD	1,685,000	5.00%	06/20/2025	Quarterly	131,549	—	145,187	13,638

Total							$404,405	$—	$446,331	$41,926

Credit default swaps on single-name issues:
Buy protection:
Deutsche Bank AG	MSC	EUR	5,400,000	(1.00%)	06/20/2024	Quarterly	$187,001	$—	$26,463	$(160,538)
Deutsche Bank AG	CBK	EUR	9,000,000	(1.00%)	06/20/2024	Quarterly	318,476	—	44,105	(274,371)
Deutsche Bank AG	HSBC	EUR	5,600,000	(1.00%)	06/20/2024	Quarterly	639,121	—	296,468	(342,653)
Realogy Group LLC	JPM	USD	760,000	(5.00%)	12/20/2024	Quarterly	—	(33,230)	(26,571)	6,659

Total							$1,144,598	$(33,230)	$340,465	$(770,903)

Total OTC credit default swap contracts							$1,549,003	$(33,230)	$786,796	$(728,977)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.34.V1	USD	17,080,000	(1.00%)	12/20/2025	Quarterly	$1,081,476	$939,717	$(141,759)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.33.V12	USD	65,116,850	5.00%	12/20/2024	Quarterly	$1,544,694	$3,534,043	$1,989,349
CDX.NA.HY.35.V1	USD	2,000,000	5.00%	12/20/2025	Quarterly	66,202	79,798	13,596

Total						$1,610,896	$3,613,841	$2,002,945

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2020 – (continued)
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Republic of Turkey	USD	1,025,000	(1.00%)	12/20/2025	Quarterly	$183,860	$200,553	$16,693
United Mexican States	USD	12,955,000	(1.00%)	12/20/2025	Quarterly	205,384	161,812	(43,572)

Total						$389,244	$362,365	$(26,879)

Total centrally cleared credit default swap contracts						$3,081,616	$4,915,923	$1,834,307

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,470,000	AUD	1,050,443	USD	BNP	12/16/2020	$—	$(16,916)
1,325,000	AUD	949,045	USD	UBS	12/16/2020	—	(17,464)
10,205,000	BRL	1,816,903	USD	UBS	12/02/2020	—	(41,121)
1,310,000	CAD	983,137	USD	CIBC	12/16/2020	371	—
1,270,000	CAD	958,221	USD	GSC	12/16/2020	—	(4,744)
1,490,500,000	CLP	1,928,950	USD	HSBC	12/16/2020	—	(1,665)
6,861,529,000	COP	1,839,010	USD	HSBC	12/16/2020	—	(69,928)
44,280,000	CZK	1,972,427	USD	JPM	12/16/2020	—	(78,228)
297,000	EUR	346,145	USD	SSG	12/16/2020	154	(2)
434,000	EUR	510,260	USD	BCLY	12/16/2020	—	(4,223)
1,145,000	EUR	1,342,642	USD	GSC	12/16/2020	—	(7,589)
693,000	EUR	818,621	USD	JPM	12/16/2020	—	(10,593)
588,800,000	HUF	1,928,090	USD	JPM	12/16/2020	—	(59,745)
1,189,000,000	IDR	79,740	USD	JPM	12/16/2020	1,203	—
142,590,000	INR	1,920,482	USD	BNP	12/16/2020	—	(4,494)
2,283,240,000	KRW	1,924,300	USD	BCLY	12/16/2020	87,909	—
1,535,000	NZD	1,016,175	USD	SSG	12/16/2020	—	(1,194)
1,430,000	NZD	950,986	USD	JPM	12/16/2020	—	(5,434)
148,680,000	RUB	1,927,905	USD	JPM	12/16/2020	—	(65,928)
2,635,000	SGD	1,927,226	USD	JPM	12/16/2020	1,878	—
59,740,000	THB	1,894,553	USD	SCB	12/16/2020	21,747	—
1,978,665	USD	2,715,000	AUD	BNP	12/16/2020	69,804	—
2,861,302	USD	4,055,000	AUD	JPM	12/16/2020	10,314	—
1,998,145	USD	2,610,000	CAD	BNP	12/16/2020	38,638	—
2,810,480	USD	3,760,000	CAD	SSG	12/16/2020	—	(12,413)
12,910,442	USD	10,896,000	EUR	CBK	11/30/2020	212,024	—
63,431,011	USD	53,591,000	EUR	HSBC	12/16/2020	944,792	(92)
2,217,306	USD	1,878,000	EUR	MSC	12/16/2020	27,587	—
2,614,611	USD	2,225,000	EUR	JPM	12/16/2020	20,294	—
2,437,751	USD	2,074,000	EUR	CBK	12/16/2020	19,498	—
984,301	USD	830,000	EUR	UBS	12/16/2020	16,533	—
776,224	USD	656,000	EUR	SSG	12/16/2020	11,337	—
20,844	USD	16,000	GBP	BCLY	11/30/2020	112	—
289,518	USD	6,324,000	MXN	CBK	12/16/2020	—	(7,071)
1,964,196	USD	2,925,000	NZD	BNP	12/16/2020	30,112	—
2,840,652	USD	4,340,000	NZD	JPM	12/16/2020	—	(29,066)
5,403,495	USD	414,548,000	RUB	HSBC	12/16/2020	211,950	—

Total Foreign Currency Contracts						$1,726,257	$(437,910)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$452,688,043	$452,688,043	$—	$—
Capital Goods	774,386,607	774,386,607	—	—
Consumer Durables & Apparel	64,874,544	64,874,544	—	—
Consumer Services	84,904,497	84,904,497	—	—
Diversified Financials	259,924,901	259,924,901	—	—
Energy	176,539,980	176,509,704	—	30,276
Food, Beverage & Tobacco	577,981,886	550,680,812	27,301,074	—
Health Care Equipment & Services	258,322,367	258,322,367	—	—
Household & Personal Products	204,978,435	204,978,435	—	—
Insurance	398,644,514	398,644,514	—	—
Materials	72,013,409	65,454,217	6,559,192	—
Media & Entertainment	182,483,770	182,483,770	—	—
Pharmaceuticals, Biotechnology & Life Sciences	707,569,890	586,113,426	121,456,464	—
Real Estate	174,968,992	174,968,992	—	—
Retailing	63,574,863	63,574,863	—	—
Semiconductors & Semiconductor Equipment	146,932,706	146,932,706	—	—
Software & Services	73,679,020	73,679,020	—	—
Technology Hardware & Equipment	259,753,715	259,753,715	—	—
Telecommunication Services	200,281,321	200,281,321	—	—
Transportation	115,673,707	115,673,707	—	—
Utilities	538,820,577	538,820,577	—	—
Preferred Stocks	759,330	759,330	—	—
Corporate Bonds	6,285,797,925	—	6,285,797,925	—
Foreign Government Obligations	482,107,070	—	482,107,070	—
Municipal Bonds	26,640,669	—	26,640,669	—
Senior Floating Rate Interests	11,094,951	—	11,094,951	—
U.S. Government Securities	88,169,266	—	88,169,266	—
Convertible Bonds	17,623,475	—	17,623,475	—
Short-Term Investments	511,701,612	18,700,133	493,001,479	—
Foreign Currency Contracts(2)	1,726,257	—	1,726,257	—
Futures Contracts(2)	4,789,320	4,789,320	—	—
Swaps - Credit Default(2)	2,068,223	—	2,068,223	—

Total	$13,221,475,842	$5,657,899,521	$7,563,546,045	$30,276

Liabilities
Foreign Currency Contracts(2)	$(437,910)	$—	$(437,910)	$—
Futures Contracts(2)	(3,405,634)	(3,405,634)	—	—
Swaps - Credit Default(2)	(962,893)	—	(962,893)	—

Total	$(4,806,437)	$(3,405,634)	$(1,400,803)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

(3)

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

53

Hartford AARP Balanced Retirement Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.3%
	Asset-Backed - Finance & Insurance - 4.6%
	AMMC CLO Ltd.
$250,000	1.83%, 05/26/2031, 3 mo. USD LIBOR + 1.600%(1)(2)	$240,636
250,000	2.04%, 10/16/2028, 3 mo. USD LIBOR + 1.800%(1)(2)	244,855
	Bain Capital Credit CLO Ltd.
250,000	2.79%, 01/15/2029, 3 mo. USD LIBOR + 2.550%(1)(2)	242,497
250,000	2.83%, 10/23/2032, 3 mo. USD LIBOR + 2.600%(1)(2)	248,340
65,000	Bank 2.34%, 03/15/2063	65,694
40,000	BFLD Trust 2.20%, 11/15/2022, 1 mo. USD LIBOR + 2.050%(1)(2)	40,000
250,000	Carlyle Global Market Strategies CLO Ltd. 2.02%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	233,117
250,000	CIFC Funding Ltd. 2.66%, 04/23/2029, 3 mo. USD LIBOR + 2.450%(1)(2)	243,136
200,000	CSMC Trust 3.65%, 11/13/2039(1)(3)	158,108
	Domino’s Pizza Master Issuer LLC
48,500	3.08%, 07/25/2047(1)	48,758
146,625	4.12%, 07/25/2048(1)	154,877
250,000	Dryden 80 CLO Ltd. 2.12%, 01/17/2033, 3 mo. USD LIBOR + 1.900%(1)(2)	248,391
	Madison Park Funding Ltd.
250,000	1.91%, 01/23/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	245,395
250,000	1.92%, 10/22/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	242,941
250,000	2.09%, 01/15/2033, 3 mo. USD LIBOR + 1.850%(1)(2)	248,256
280,000	2.74%, 04/15/2029, 3 mo. USD LIBOR + 2.500%(1)(2)	256,172
	Octagon Investment Partners Ltd.
250,000	1.97%, 07/25/2030, 3 mo. USD LIBOR + 1.750%(1)(2)	238,887
250,000	2.62%, 07/20/2030, 3 mo. USD LIBOR + 2.400%(1)(2)	244,840
275,000	2.78%, 10/20/2031, 3 mo. USD LIBOR + 2.550%(1)(2)	273,409
250,000	4.23%, 10/20/2031, 3 mo. USD LIBOR + 4.000%(1)(2)	251,250
250,000	OHA Loan Funding Ltd. 2.18%, 11/15/2032, 3 mo. USD LIBOR + 1.900%(1)(2)	245,671
250,000	Race Point CLO Ltd. 2.30%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	235,741
250,000	Shackleton CLO Ltd. 1.95%, 07/17/2028, 3 mo. USD LIBOR + 1.730%(1)(2)	245,072
250,000	Stratus CLO Ltd. 3.92%, 10/15/2028, 3 mo. USD LIBOR + 3.650%(1)(2)	247,813

		5,143,856

	Collateralized - Mortgage Obligations - 0.1%
90,000	Benchmark Mortgage Trust 3.21%, 09/15/2053	90,332

	Commercial Mortgage-Backed Securities - 2.0%
165,000	BAMLL Commercial Mortgage Securities Trust 3.00%, 11/15/2025	165,000
125,000	BBCMS Mortgage Trust 1.00%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	120,219
	Benchmark Mortgage Trust
943,896	0.52%, 07/15/2051(3)(4)	27,143
99,982	1.79%, 07/15/2053(3)(4)	12,275
	BX Commercial Mortgage Trust
100,000	1.44%, 11/15/2032(1)	100,000
170,874	1.60%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	169,913

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.3% - (continued)
	Commercial Mortgage-Backed Securities - 2.0% - (continued)
$2,934,633	CD Mortgage Trust 1.01%, 02/10/2050(3)(4)	$145,633
100,000	Commercial Mortgage Trust 1.05%, 10/15/2034, 1 mo. USD LIBOR + 0.900%(1)(2)	99,414
1,592,452	DBGS Mortgage Trust 0.21%, 10/15/2051(3)(4)	22,593
	DBJPM Mortgage Trust
1,768,030	1.47%, 08/10/2049(3)(4)	121,525
1,852,579	1.71%, 09/15/2053(3)(4)	207,102
15,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	15,530
127,819	JP Morgan Mortgage Trust 4.23%, 11/25/2050(1)(3)	135,483
2,955,585	JPMDB Commercial Mortgage Securities Trust 0.64%, 06/15/2051(3)(4)	100,781
	Morgan Stanley Capital Trust
987,861	0.83%, 07/15/2051(3)(4)	48,123
306,247	1.42%, 06/15/2050(3)(4)	19,005
136,000	1.55%, 11/15/2034, 1 mo. USD LIBOR + 1.400%(1)(2)	135,172
255,000	One Market Plaza Trust 4.15%, 02/10/2032(1)	260,145
60,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	61,573
955,698	Wells Fargo Bank N.A. 0.51%, 08/15/2061(3)(4)	27,681
15,000	Wells Fargo Commercial Mortgage Trust 4.15%, 05/15/2048(3)	14,080
2,943,661	Wells Fargo N.A. 0.90%, 05/15/2062(3)(4)	186,189

		2,194,579

	Other Asset-Backed Securities - 1.0%
250,000	LCM XXIII Ltd. 3.52%, 10/20/2029, 3 mo. USD LIBOR + 3.300%(1)(2)	225,773
	Mill City Mortgage Loan Trust
46,952	2.75%, 01/25/2061(1)(3)	48,338
70,087	3.48%, 08/25/2058(1)(3)	74,560
250,000	Niagara Park Clo Ltd. 2.02%, 07/17/2032, 3 mo. USD LIBOR + 1.800%(1)(2)	249,374
250,000	RR 7 Ltd. 2.24%, 01/15/2033, 3 mo. USD LIBOR + 2.000%(1)(2)	246,264
30,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	30,101
	Towd Point Mortgage Trust
38,370	2.75%, 10/25/2056(1)(3)	39,328
84,370	2.90%, 10/25/2059(1)(3)	89,434
3,950	3.00%, 11/25/2057(1)(3)	3,959
	Vantage Data Centers Issuer LLC
130,000	1.65%, 09/15/2045(1)	129,193
24,708	3.19%, 07/15/2044(1)	25,736

		1,162,060

	Whole Loan Collateral CMO - 2.6%
47,391	Angel Oak Mortgage Trust 2.59%, 10/25/2049(1)(3)	47,963
21,049	Angel Oak Mortgage Trust LLC 3.65%, 09/25/2048(1)(3)	21,445
69,396	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	71,169
1,749,719	Banc of America Commercial Mortgage Trust 1.79%, 03/15/2063(3)(4)	257,334
3,188,367	Benchmark Mortgage Trust 1.23%, 03/15/2062(3)(4)	253,555
32,995	Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049(1)(5)	33,733
94,019	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(5)	94,768
	Fannie Mae Connecticut Avenue Securities
84,423	2.35%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(2)	83,368
119,031	3.15%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(2)	119,893
32,527	5.15%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(2)	33,269

The accompanying notes are an integral part of these financial statements.

54

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.3% - (continued)
	Whole Loan Collateral CMO - 2.6% - (continued)
$32,997	5.70%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(2)	$34,633
120,000	FirstKey Homes Trust 1.67%, 10/19/2037(1)	119,463
64,636	GCAT LLC 2.99%, 02/25/2059(1)(5)	65,645
83,504	GCAT Trust 2.65%, 10/25/2068(1)(3)	85,973
200,000	GS Mortgage-Backed Securities Trust 3.45%, 03/27/2051(3)(6)(7)	204,254
199,717	JP Morgan Mortgage Trust 4.23%, 11/25/2050(1)(3)	207,580
77,540	Mill City Mortgage Loan Trust 3.25%, 10/25/2069(1)(3)	81,588
	New Residential Mortgage Loan Trust
58,470	3.25%, 09/25/2056(1)(3)	62,073
66,857	3.50%, 12/25/2057(1)(3)	70,505
58,636	3.60%, 04/25/2049(1)(3)	59,299
45,079	3.68%, 01/25/2049(1)(3)	45,369
48,349	3.75%, 11/25/2056(1)(3)	51,893
	Seasoned Credit Risk Transfer Trust
30,956	2.50%, 08/25/2059	32,234
9,553	3.50%, 10/25/2058	10,694
69,656	Verus Securitization Trust 3.14%, 11/25/2059(1)(3)	71,520
175,402	Wells Fargo Mortgage Backed Securities Trust 3.00%, 07/25/2050(1)(3)	179,060
	Wells Fargo N.A.
2,750,598	0.96%, 08/15/2061(3)(4)	188,769
2,677,540	1.36%, 03/15/2063(3)(4)	244,038

		2,831,087

	Total Asset & Commercial Mortgage-Backed Securities (cost $11,440,101)	$11,421,914

CORPORATE BONDS - 20.7%
	Advertising - 0.1%
125,000	Lamar Media Corp. 4.88%, 01/15/2029	$130,000

	Aerospace/Defense - 0.5%
	Boeing Co.
10,000	3.25%, 02/01/2035	9,289
160,000	5.04%, 05/01/2027	175,816
130,000	Moog, Inc. 4.25%, 12/15/2027(1)	133,412
100,000	Northrop Grumman Corp. 4.75%, 06/01/2043	129,201
20,000	TransDigm, Inc. 6.25%, 03/15/2026(1)	20,850
	United Technologies Corp.
25,000	4.45%, 11/16/2038	30,598
75,000	5.70%, 04/15/2040	105,206

		604,372

	Agriculture - 0.3%
	Altria Group, Inc.
10,000	3.40%, 05/06/2030	10,865
35,000	3.88%, 09/16/2046	35,431
90,000	4.80%, 02/14/2029	105,708
130,000	BAT Capital Corp. 4.91%, 04/02/2030	151,524

		303,528

	Apparel - 0.2%
125,000	Hanesbrands, Inc. 4.63%, 05/15/2024(1)	130,194
125,000	William Carter Co. 5.50%, 05/15/2025(1)	131,250

		261,444

	Auto Manufacturers - 0.1%
	General Motors Co.
5,000	6.13%, 10/01/2025	5,851
120,000	6.75%, 04/01/2046	155,095

		160,946

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Auto Parts & Equipment - 0.4%
$115,000	Adient US LLC 9.00%, 04/15/2025(1)	$126,466
125,000	Clarios Global L.P. / Clarios US Finance Co. 6.25%, 05/15/2026(1)	130,943
125,000	Dana, Inc. 5.63%, 06/15/2028	131,212

		388,621

	Beverages - 0.4%
93,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	99,665
155,000	Coca-Cola Femsa S.A.B. de C.V. 1.85%, 09/01/2032	155,108
	Constellation Brands, Inc.
100,000	2.88%, 05/01/2030	107,708
30,000	3.60%, 02/15/2028	33,782

		396,263

	Biotechnology - 0.2%
	Amgen, Inc.
51,000	2.77%, 09/01/2053(1)	48,334
38,000	5.15%, 11/15/2041	50,858
100,000	Emergent BioSolutions, Inc. 3.88%, 08/15/2028(1)	100,500

		199,692

	Chemicals - 1.2%
5,000	Dow Chemical Co. 4.80%, 05/15/2049	6,081
115,000	DuPont de Nemours, Inc. 5.32%, 11/15/2038	148,888
145,000	Huntsman International LLC 4.50%, 05/01/2029	161,760
130,000	NOVA Chemicals Corp. 5.25%, 08/01/2023(1)	129,350
	Nutrien Ltd.
135,000	2.95%, 05/13/2030	146,068
10,000	3.95%, 05/13/2050	11,460
105,000	Rohm and Haas Co. 7.85%, 07/15/2029	146,787
	Sherwin-Williams Co.
10,000	3.30%, 05/15/2050	10,642
85,000	4.50%, 06/01/2047	106,482
125,000	Tronox, Inc. 6.50%, 05/01/2025(1)	131,875
145,000	Westlake Chemical Corp. 3.60%, 08/15/2026	158,724
145,000	Yara International ASA 3.15%, 06/04/2030(1)	154,604

		1,312,721

	Commercial Banks - 0.6%
250,000	Bank of America Corp. 6.11%, 01/29/2037	352,955
60,000	Citigroup, Inc. 3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(8)	68,827
	Wells Fargo & Co.
20,000	4.75%, 12/07/2046	24,612
180,000	4.90%, 11/17/2045	226,452

		672,846

	Commercial Services - 0.4%
5,000	Equifax, Inc. 3.10%, 05/15/2030	5,404
10,000	ERAC USA Finance LLC 7.00%, 10/15/2037(1)	14,648
15,000	Gartner, Inc. 3.75%, 10/01/2030(1)	15,339
	Global Payments, Inc.
15,000	2.90%, 05/15/2030	15,947
10,000	3.20%, 08/15/2029	10,822
125,000	Jaguar Holding Co. 5.00%, 06/15/2028(1)	130,289
125,000	Service Corp. International 4.63%, 12/15/2027	132,266
120,000	United Rentals North America, Inc. 5.25%, 01/15/2030	130,050

		454,765

	Construction Materials - 0.6%
55,000	Boise Cascade Co. 4.88%, 07/01/2030(1)	58,791
120,000	Builders FirstSource, Inc. 6.75%, 06/01/2027(1)	128,700

The accompanying notes are an integral part of these financial statements.

55

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Construction Materials - 0.6% - (continued)
	Carrier Global Corp.
$10,000	2.70%, 02/15/2031(1)	$10,484
100,000	2.72%, 02/15/2030(1)	104,372
130,000	Jeld-Wen, Inc. 4.88%, 12/15/2027(1)	134,225
125,000	Norbord, Inc. 5.75%, 07/15/2027(1)	131,250
125,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	130,625

		698,447

	Distribution/Wholesale - 0.2%
125,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	126,875
65,000	HD Supply, Inc. 5.38%, 10/15/2026(1)	67,993

		194,868

	Diversified Financial Services - 0.1%
100,000	Brookfield Finance LLC 3.45%, 04/15/2050	97,690
40,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	41,700

		139,390

	Electric - 1.2%
150,000	AES Corp. (The) 3.95%, 07/15/2030(1)	166,445
135,000	Ameren Corp. 3.50%, 01/15/2031	153,623
130,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028(9)	153,509
120,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(1)	126,150
10,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	10,565
85,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	102,780
115,000	Exelon Corp. 5.10%, 06/15/2045	149,380
	FirstEnergy Corp.
5,000	1.60%, 01/15/2026	4,869
5,000	2.25%, 09/01/2030	4,720
20,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	21,427
120,000	NextEra Energy Operating Partners L.P. 4.50%, 09/15/2027(1)	131,100
30,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	35,003
40,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	37,818
	Puget Energy, Inc.
40,000	3.65%, 05/15/2025	44,457
15,000	4.10%, 06/15/2030(1)	16,765
5,000	Sempra Energy 4.00%, 02/01/2048	5,645
125,000	Southern Co. 4.40%, 07/01/2046	149,543

		1,313,799

	Electrical Components & Equipment - 0.2%
120,000	Energizer Holdings, Inc. 7.75%, 01/15/2027(1)	129,600
120,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	131,400

		261,000

	Electronics - 0.3%
150,000	Jabil, Inc. 3.60%, 01/15/2030	158,917
135,000	Keysight Technologies, Inc. 4.60%, 04/06/2027	157,337

		316,254

	Entertainment - 0.1%
100,000	WMG Acquisition Corp. 3.00%, 02/15/2031(1)	95,000

	Food - 0.7%
100,000	Conagra Brands, Inc. 5.30%, 11/01/2038	129,203
75,000	General Mills, Inc. 4.70%, 04/17/2048	100,392
75,000	Kellogg Co. 4.50%, 04/01/2046	93,476
100,000	Kraft Heinz Foods Co. 6.50%, 02/09/2040	127,000
120,000	Post Holdings, Inc. 4.63%, 04/15/2030(1)	123,300
120,000	Sysco Corp. 6.60%, 04/01/2040	164,415
25,000	TreeHouse Foods, Inc. 4.00%, 09/01/2028	25,031

		762,817

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Food Service - 0.1%
$100,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(1)	$102,875

	Forest Products & Paper - 0.1%
125,000	Schweitzer-Mauduit International, Inc. 6.88%, 10/01/2026(1)	131,875

	Gas - 0.1%
85,000	NiSource, Inc. 5.65%, 02/01/2045	118,890

	Healthcare-Products - 0.4%
75,000	Boston Scientific Corp. 4.70%, 03/01/2049	97,054
125,000	Hologic, Inc. 4.63%, 02/01/2028(1)	130,625
125,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	130,625
110,000	Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030	121,950

		480,254

	Healthcare-Services - 0.6%
125,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(1)	130,625
95,000	CommonSpirit Health 1.55%, 10/01/2025	95,250
	HCA, Inc.
120,000	5.13%, 06/15/2039	146,071
115,000	5.88%, 02/01/2029	135,296
125,000	Tenet Healthcare Corp. 4.63%, 09/01/2024(1)	127,970

		635,212

	Home Builders - 0.4%
20,000	Lennar Corp. 4.75%, 11/29/2027	22,900
130,000	M/I Homes, Inc. 4.95%, 02/01/2028	134,550
120,000	Taylor Morrison Communities, Inc. 5.88%, 06/15/2027(1)	132,600
120,000	Toll Brothers Finance Corp. 4.35%, 02/15/2028	131,018

		421,068

	Insurance - 0.6%
110,000	American International Group, Inc. 6.25%, 05/01/2036	152,777
85,000	AXA Equitable Holdings, Inc. 5.00%, 04/20/2048	101,537
135,000	Globe Life, Inc. 4.55%, 09/15/2028	160,041
125,000	Radian Group, Inc. 6.63%, 03/15/2025	135,312
100,000	Unum Group 5.75%, 08/15/2042	115,331
20,000	Willis North America, Inc. 2.95%, 09/15/2029	21,778

		686,776

	Internet - 0.3%
85,000	Alphabet, Inc. 2.25%, 08/15/2060	75,874
125,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25%, 12/01/2027(1)	130,938
100,000	Netflix, Inc. 6.38%, 05/15/2029	122,500

		329,312

	Iron/Steel - 0.2%
145,000	Steel Dynamics, Inc. 3.25%, 01/15/2031	156,678
25,000	Vale Overseas Ltd. 3.75%, 07/08/2030	26,325

		183,003

	IT Services - 0.2%
125,000	Leidos, Inc. 4.38%, 05/15/2030(1)	145,449
	Presidio Holdings, Inc.
49,000	4.88%, 02/01/2027(1)	50,301
20,000	8.25%, 02/01/2028(1)	21,200

		216,950

	Leisure Time - 0.0%
31,000	Carnival Corp. 11.50%, 04/01/2023(1)	34,049

	Lodging - 0.2%
35,000	Boyd Gaming Corp. 8.63%, 06/01/2025(1)	38,315
125,000	Hilton Domestic Operating Co., Inc. 5.38%, 05/01/2025(1)	129,172

		167,487

The accompanying notes are an integral part of these financial statements.

56

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Machinery-Diversified - 0.3%
$120,000	Stevens Holding Co., Inc. 6.13%, 10/01/2026(1)	$128,250
155,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	165,118

		293,368

	Media - 1.3%
125,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030(1)	131,481
110,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	148,369
	Cox Communications, Inc.
6,000	4.50%, 06/30/2043(1)	7,086
65,000	4.60%, 08/15/2047(1)	78,844
	Discovery Communications LLC
152,000	4.00%, 09/15/2055(1)	154,487
15,000	5.30%, 05/15/2049	18,039
140,000	Fox Corp. 3.50%, 04/08/2030	156,769
120,000	Gray Television, Inc. 7.00%, 05/15/2027(1)	129,450
120,000	Sirius XM Radio, Inc. 5.50%, 07/01/2029(1)	130,614
130,000	TEGNA, Inc. 4.63%, 03/15/2028(1)	128,191
120,000	ViacomCBS, Inc. 5.85%, 09/01/2043	151,337
150,000	Ziggo B.V. 5.50%, 01/15/2027(1)	155,625

		1,390,292

	Office/Business Equipment - 0.0%
55,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	54,296

	Oil & Gas - 1.2%
135,000	Apache Corp. 4.25%, 01/15/2030	119,306
	Callon Petroleum Co.
90,000	6.25%, 04/15/2023	35,100
5,000	6.38%, 07/01/2026	1,200
10,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	11,718
145,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	53,288
140,000	Concho Resources, Inc. 4.30%, 08/15/2028	160,721
130,000	Continental Resources, Inc. 5.00%, 09/15/2022	128,050
	Diamondback Energy, Inc.
160,000	3.50%, 12/01/2029	159,097
5,000	4.75%, 05/31/2025	5,456
140,000	EQT Corp. 3.90%, 10/01/2027	134,445
	Hess Corp.
135,000	5.60%, 02/15/2041	144,574
5,000	7.30%, 08/15/2031	6,096
80,000	Matador Resources Co. 5.88%, 09/15/2026	64,400
135,000	Valero Energy Corp. 4.00%, 04/01/2029	140,905
85,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	86,760
140,000	WPX Energy, Inc. 4.50%, 01/15/2030	134,400

		1,385,516

	Packaging & Containers - 0.5%
125,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	130,768
110,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	131,792
70,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	70,000
120,000	Owens-Brockway Glass Container, Inc. 6.63%, 05/13/2027(1)	128,700
125,000	Silgan Holdings, Inc. 4.13%, 02/01/2028	129,850

		591,110

	Pharmaceuticals - 0.8%
	AbbVie, Inc.
5,000	4.55%, 03/15/2035(1)	6,065
115,000	4.75%, 03/15/2045(1)	140,904
120,000	Bausch Health Cos., Inc. 5.75%, 08/15/2027(1)	128,700

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Pharmaceuticals - 0.8% - (continued)
$125,000	Becton Dickinson and Co. 2.82%, 05/20/2030	$133,596
	CVS Health Corp.
100,000	3.75%, 04/01/2030	113,386
35,000	5.13%, 07/20/2045	44,301
	Upjohn, Inc.
5,000	2.30%, 06/22/2027(1)	5,172
140,000	2.70%, 06/22/2030(1)	144,688
100,000	Zoetis, Inc. 4.70%, 02/01/2043	131,408

		848,220

	Pipelines - 1.3%
140,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	156,872
125,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	127,440
125,000	Energy Transfer Operating L.P. 5.25%, 04/15/2029	135,425
40,000	EnLink Midstream LLC 5.38%, 06/01/2029	34,245
60,000	EnLink Midstream Partners L.P. 4.85%, 07/15/2026	51,207
	MPLX L.P.
20,000	4.00%, 03/15/2028(9)	21,702
15,000	4.13%, 03/01/2027	16,421
90,000	4.80%, 02/15/2029	101,707
5,000	5.20%, 03/01/2047	5,256
5,000	5.20%, 12/01/2047	5,181
5,000	5.50%, 02/15/2049	5,542
	ONEOK, Inc.
5,000	4.00%, 07/13/2027	5,168
110,000	4.35%, 03/15/2029	114,662
10,000	5.85%, 01/15/2026	11,372
125,000	Rattler Midstream L.P. 5.63%, 07/15/2025(1)	128,437
	Sunoco Logistics Partners Operations L.P.
10,000	5.30%, 04/01/2044	9,398
10,000	5.35%, 05/15/2045	9,524
125,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	130,937
150,000	Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030(1)	152,970
25,000	TransCanada PipeLines Ltd. 4.75%, 05/15/2038	29,412
145,000	Williams Cos., Inc. 3.75%, 06/15/2027	158,092

		1,410,970

	Real Estate - 0.1%
140,000	Crown Castle International Corp. 3.30%, 07/01/2030	152,559

	Real Estate Investment Trusts - 0.9%
135,000	American Tower Corp. 3.80%, 08/15/2029	153,621
150,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	162,121
155,000	Equinix, Inc. 2.15%, 07/15/2030	155,749
140,000	GLP Capital L.P. / GLP Financing II, Inc. 5.75%, 06/01/2028	159,241
25,000	SBA Tower Trust 2.84%, 01/15/2050(1)	26,487
	VEREIT Operating Partnership L.P.
5,000	3.40%, 01/15/2028	5,247
140,000	3.95%, 08/15/2027	151,310
125,000	VICI Properties L.P. / VICI Note Co., Inc. 4.63%, 12/01/2029(1)	129,876

		943,652

	Retail - 1.3%
125,000	1011778 BC ULC / New Red Finance, Inc. 4.38%, 01/15/2028(1)	126,562
	Alimentation Couche-Tard, Inc.
140,000	2.95%, 01/25/2030(1)	149,161
5,000	3.80%, 01/25/2050(1)	5,428
135,000	Dollar General Corp. 3.50%, 04/03/2030	153,224

The accompanying notes are an integral part of these financial statements.

57

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Retail - 1.3% - (continued)
$35,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	$35,525
90,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(1)	90,112
120,000	L Brands, Inc. 6.88%, 07/01/2025(1)	128,638
	Lowe’s Cos., Inc.
10,000	3.70%, 04/15/2046	11,356
100,000	4.38%, 09/15/2045	123,418
	McDonald’s Corp.
15,000	3.63%, 09/01/2049	16,709
7,000	3.70%, 02/15/2042	7,907
15,000	4.20%, 04/01/2050	18,172
65,000	4.45%, 09/01/2048	80,806
130,000	O’Reilly Automotive, Inc. 4.20%, 04/01/2030	153,870
100,000	Starbucks Corp. 4.45%, 08/15/2049	121,692
125,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	128,750
	Yum! Brands, Inc.
35,000	4.75%, 01/15/2030(1)	37,625
35,000	7.75%, 04/01/2025(1)	38,446

		1,427,401

	Semiconductors - 0.4%
40,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	44,155
	Broadcom, Inc.
25,000	4.30%, 11/15/2032	28,501
65,000	5.00%, 04/15/2030	76,459
20,000	Microchip Technology, Inc. 2.67%, 09/01/2023(1)	20,754
124,000	Micron Technology, Inc. 5.33%, 02/06/2029	148,436
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
5,000	3.15%, 05/01/2027(1)	5,413
100,000	4.30%, 06/18/2029(1)	115,979

		439,697

	Software - 0.4%
35,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	35,437
12,000	Dun & Bradstreet Corp. 10.25%, 02/15/2027(1)	13,436
115,000	Fair Isaac Corp. 5.25%, 05/15/2026(1)	127,650
20,000	MSCI, Inc. 3.88%, 02/15/2031(1)	20,900
125,000	PTC, Inc. 4.00%, 02/15/2028(1)	129,219
120,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	127,540

		454,182

	Telecommunications - 1.0%
	AT&T, Inc.
40,000	3.50%, 02/01/2061	37,211
35,000	4.35%, 06/15/2045	38,793
10,000	4.50%, 03/09/2048	11,193
100,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	155,322
160,000	Motorola Solutions, Inc. 2.30%, 11/15/2030	159,129
160,000	Nokia Oyj 6.63%, 05/15/2039	200,800
100,000	Sprint Capital Corp. 6.88%, 11/15/2028	126,500
	T-Mobile USA, Inc.
125,000	4.38%, 04/15/2040(1)	144,567
3,000	4.50%, 04/15/2050(1)	3,489
	Verizon Communications, Inc.
5,000	4.00%, 03/22/2050	6,025
65,000	4.13%, 08/15/2046	78,631
	Vodafone Group plc
5,000	4.25%, 09/17/2050	5,760
6,000	4.38%, 02/19/2043	7,074
100,000	5.25%, 05/30/2048	129,499

		1,103,993

	Transportation - 0.2%
120,000	FedEx Corp. 5.10%, 01/15/2044	154,357

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.7% - (continued)
	Transportation - 0.2% - (continued)
$120,000	Union Pacific Corp. 2.97%, 09/16/2062(1)	$116,296

		270,653

	Total Corporate Bonds (cost $23,460,783)	$22,940,433

MUNICIPAL BONDS - 0.4%
	Airport - 0.0%
25,000	Chicago, IL, O’Hare International Airport 3.01%, 01/01/2038	$24,665

	Development - 0.0%
15,000	New York City Industrial Dev Agency (AGM Insured) 3.19%, 03/01/2040	14,834

	General - 0.1%
80,000	Dist of Columbia Rev 3.43%, 04/01/2042	79,893
40,000	Philadelphia, PA, Auth for Industrial Dev , (NATL Insured) 6.55%, 10/15/2028	50,998

		130,891

	Transportation - 0.3%
235,000	Chicago, IL, Transit Auth 3.40%, 12/01/2032	245,298
30,000	Metropolitan Transportation Auth, NY, Rev 5.18%, 11/15/2049	30,558

		275,856

	Total Municipal Bonds (cost $434,971)	$446,246

U.S. GOVERNMENT AGENCIES - 4.8%
	FHLMC - 1.1%
4,287,299	0.07%, 10/25/2026(3)(4)	$22,275
1,391,971	0.27%, 11/25/2023(3)(4)	9,511
743,125	0.61%, 03/25/2027(3)(4)	25,592
2,129,492	1.12%, 06/25/2030(3)(4)	195,974
119,888	1.13%, 01/25/2030(3)(4)	10,519
550,635	1.33%, 06/25/2030(3)(4)	59,909
1,790,000	1.38%, 06/25/2030(3)(4)	192,950
1,054,874	1.43%, 07/25/2030(3)(4)	121,414
18,594	1.50%, 10/15/2042	18,610
24,639	1.70%, 10/15/2039	24,980
13,216	2.00%, 07/15/2031	13,627
22,631	2.00%, 09/15/2031	23,296
43,202	2.50%, 12/15/2042	44,994
389,979	3.00%, 05/15/2041	420,547

		1,184,198

	FNMA - 1.8%
368,586	1.33%, 06/25/2034(3)(4)	37,783
28,428	1.50%, 08/25/2041	28,896
44,106	1.50%, 06/25/2042	44,872
11,641	1.50%, 11/25/2042	11,636
23,437	1.70%, 06/25/2043	23,786
27,116	1.75%, 01/25/2040	27,422
21,734	2.00%, 06/25/2043	22,199
38,122	2.50%, 09/25/2049	39,996
19,376	2.50%, 03/25/2053	20,027
450,000	3.50%, 08/25/2048	503,383
79,630	3.50%, 04/25/2053	82,082
425,000	4.00%, 01/25/2042	501,990
450,000	4.00%, 06/25/2042	524,145
159,258	4.00%, 08/01/2049	170,043

		2,038,260

The accompanying notes are an integral part of these financial statements.

58

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 4.8% - (continued)
	GNMA - 1.9%
$35,391	1.50%, 04/16/2040	$35,743
22,558	1.70%, 10/20/2045	22,828
500,000	3.00%, 09/20/2045	527,504
480,000	3.00%, 04/20/2046	508,908
500,000	3.00%, 08/20/2047	533,358
450,000	3.50%, 02/20/2049	509,949

		2,138,290

	Total U.S. Government Agencies (cost $5,397,760)	$5,360,748

U.S. GOVERNMENT SECURITIES - 6.1%
	U.S. Treasury Securities - 6.1%
	U.S. Treasury Bonds - 3.8%
420,000	3.13%, 08/15/2044	$556,287
60,000	3.13%, 05/15/2048	80,791
640,000	3.63%, 08/15/2043	908,175
1,360,000	3.63%, 02/15/2044	1,934,759
540,000	3.75%, 11/15/2043	780,912

		4,260,924

	U.S. Treasury Notes - 2.3%
345,000	2.13%, 05/15/2025	372,681
2,080,000	2.88%, 11/15/2021	2,138,500

		2,511,181

	Total U.S. Government Securities (cost $6,580,080)	$6,772,105

COMMON STOCKS - 31.8%
	Banks - 0.9%
10,427	Bank of Nova Scotia	$433,346
4,904	PNC Financial Services Group, Inc.	548,660

		982,006

	Capital Goods - 2.7%
622	AGCO Corp.	47,913
15,325	Assa Abloy AB Class B	328,452
42,851	BAE Systems plc	220,271
892	Deere & Co.	201,512
7,299	Fortive Corp.	449,618
8,897	Kubota Corp.	154,613
1,494	Lockheed Martin Corp.	523,094
2,888	Otis Worldwide Corp.	176,977
5,777	Raytheon Technologies Corp.	313,807
7,550	Vinci S.A.	596,337

		3,012,594

	Commercial & Professional Services - 0.3%
8,539	Experian plc	312,817

	Consumer Durables & Apparel - 0.7%
606	Berkeley Group Holdings plc	31,862
1,057	Kaufman & Broad S.A.	37,668
6,075	NIKE, Inc. Class B	729,486

		799,016

	Consumer Services - 1.4%
293	Caesars Entertainment, Inc.*	13,132
35,647	Compass Group plc	487,927
497	Hyatt Hotels Corp. Class A	27,404
4,230	McDonald’s Corp.	900,990
5,933	Melia Hotels International S.A.*	21,989
171	Oriental Land Co., Ltd.	23,936
115	Vail Resorts, Inc.	26,685

		1,502,063

Shares or Principal Amount		Market Value†

COMMON STOCKS - 31.8% - (continued)
	Diversified Financials - 0.0%
987	Brookfield Asset Management, Inc. Class A	$29,393

	Energy - 1.5%
44,900	Ascent Resources - Marcellus LLC Class A*(6)(7)	25,818
34,283	BP plc	87,445
1,292	Cabot Oil & Gas Corp.	22,985
920	Chevron Corp.	63,940
37,288	CNOOC Ltd.	34,117
522	Concho Resources, Inc.	21,668
1,714	ConocoPhillips	49,055
891	Diamondback Energy, Inc.	23,130
2,433	Enbridge, Inc.	67,039
4,174	Eni S.p.A.	29,239
793	EOG Resources, Inc.	27,152
3,014	Equinor ASA	38,458
1,122	Exxon Mobil Corp.	36,600
2,931	Galp Energia SGPS S.A.	23,803
6,694	Gazprom PJSC ADR	25,645
704	Hess Corp.	26,203
737	LUKOIL PJSC ADR	37,707
330	Lundin Energy AB	6,309
2,056	Marathon Petroleum Corp.	60,652
473	OMV AG	10,934
1,324	Parex Resources, Inc.*	12,889
3,400	Petroleo Brasileiro S.A.	11,258
560	Pioneer Natural Resources Co.	44,554
2,328	Reliance Industries Ltd.	64,543
2,788	Repsol S.A.	17,503
6,701	Royal Dutch Shell plc Class A	84,295
2,260	Schlumberger Ltd.	33,764
1,409	TC Energy Corp.	55,459
3,872	Tenaris S.A.	17,123
16,961	Total SE	513,862
574	Valero Energy Corp.	22,162
742	Viper Energy Partners L.P.	5,201
2,304	Williams Cos., Inc.	44,214

		1,644,726

	Food, Beverage & Tobacco - 3.4%
3,911	Archer-Daniels-Midland Co.	180,845
35,846	Astra Agro Lestari Tbk PT	26,197
458	Beyond Meat, Inc.*	65,233
1,190	Bunge Ltd.	67,509
508	Cal-Maine Foods, Inc.*	19,482
10,658	Coca-Cola Co.	512,223
1,277	Darling Ingredients, Inc.*	54,911
14,018	Diageo plc	453,032
786	Fresh Del Monte Produce, Inc.	16,923
2,606	Glanbia plc	24,787
185,860	Golden Agri-Resources Ltd.	19,214
7,172	Heineken N.V.	634,848
565	Ingredion, Inc.	40,053
51,901	IOI Corp. Bhd	53,745
8,934	Kuala Lumpur Kepong Bhd	45,572
1,201	Lamb Weston Holdings, Inc.	76,203
5,199	Nestle S.A.	584,772
878	NH Foods Ltd.	35,965
3,859	PepsiCo., Inc.	514,366
2,109	Pilgrim’s Pride Corp.*	35,305
765	Prima Meat Packers Ltd.	21,828
195	Sanderson Farms, Inc.	24,954
3,746	Tate & Lyle plc	28,877
2,132	Tiger Brands Ltd.	26,397
1,711	Tyson Foods, Inc. Class A	97,920
38,517	Wilmar International Ltd.	114,031

		3,775,192

The accompanying notes are an integral part of these financial statements.

59

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

COMMON STOCKS - 31.8% - (continued)
	Health Care Equipment & Services - 2.8%
7,081	Baxter International, Inc.	$549,273
13,963	Koninklijke Philips N.V.*	646,721
6,701	Medtronic plc	673,919
3,499	Sysmex Corp.	328,657
2,846	UnitedHealth Group, Inc.	868,428

		3,066,998

	Household & Personal Products - 2.2%
10,357	Colgate-Palmolive Co.	817,064
5,804	Procter & Gamble Co.	795,728
8,705	Reckitt Benckiser Group plc	766,811

		2,379,603

	Insurance - 1.4%
72,518	AIA Group Ltd.	690,166
20,105	AXA S.A.	322,872
4,314	Chubb Ltd.	560,432

		1,573,470

	Materials - 4.3%
3,323	Agnico Eagle Mines Ltd.	263,061
53,645	Angang Steel Co., Ltd. Class H	15,751
3,091	Anglo American plc	72,525
21,714	Baoshan Iron & Steel Co., Ltd. Class A	17,340
7,904	Barrick Gold Corp.	211,319
13,392	BHP Group plc	259,434
2,470	BlueScope Steel Ltd.	25,512
1,824	CF Industries Holdings, Inc.	50,361
26,528	China Hongqiao Group Ltd.	19,194
5,307	Corteva, Inc.	175,025
23,681	Eldorado Gold Corp.*	296,835
14,606	Eregli Demir ve Celik Fabrikalari T.A.S.	16,703
4,220	Evraz plc	19,651
1,008	FMC Corp.	103,562
4,997	Fortescue Metals Group Ltd.	61,131
29,972	Gold Fields Ltd.	324,153
12,537	Grupo Mexico S.A.B. de C.V. Class B	35,746
19,683	Hunan Valin Steel Co., Ltd. Class A	14,946
13,608	Israel Chemicals Ltd.	49,368
16,367	Jinduicheng Molybdenum Co., Ltd. Class A	13,890
32,989	Kinross Gold Corp.	262,466
62	Korea Zinc Co., Ltd.	20,969
619	Kumba Iron Ore Ltd.	18,378
2,852	Linde plc	628,410
2,527	Magnitogorsk Iron & Steel Works PJSC GDR	15,503
662	Maruichi Steel Tube Ltd.	15,187
1,969	MMC Norilsk Nickel PJSC ADR	46,930
3,117	Mosaic Co.	57,664
10,367	Newcrest Mining Ltd.	214,985
3,183	Newmont Corp.	200,020
21,024	Northern Star Resources Ltd.	222,096
864	Novolipetsk Steel PJSC GDR	20,069
913	Nucor Corp.	43,605
6,088	Nufarm Ltd.*	14,721
3,811	Nutrien Ltd.	154,923
47,819	Pangang Group Vanadium Titanium & Resources Co., Ltd. Class A*	14,241
3,209	PhosAgro PJSC GDR	36,975
221	POSCO	40,797
20,287	Pretium Resources, Inc.*	247,440
3,641	Rio Tinto plc	205,940
14,973	Sansteel Minguang Co., Ltd. Fujian Class A	14,739
1,531	Severstal PAO GDR	20,928
43,918	Shandong Nanshan Aluminum Co., Ltd. Class A	15,436
19,033	South32 Ltd.	27,160
905	Steel Dynamics, Inc.	28,489

Shares or Principal Amount		Market Value†

COMMON STOCKS - 31.8% - (continued)
	Materials - 4.3% - (continued)
10,850	Vedanta Ltd.	$14,035
2,171	Yara International ASA	75,975

		4,723,588

	Pharmaceuticals, Biotechnology & Life Sciences - 2.5%
8,340	AstraZeneca plc ADR	418,334
557	Genus plc	29,602
5,662	Johnson & Johnson	776,317
5,517	Merck & Co., Inc.	414,934
7,619	Novartis AG	593,692
1,818	Roche Holding AG	584,180

		2,817,059

	Real Estate - 2.5%
446	Agree Realty Corp. REIT	27,683
570	Alexandria Real Estate Equities, Inc. REIT	86,366
1,582	American Homes 4 Rent Class A, REIT	44,723
1,463	American Tower Corp. REIT	335,978
969	Americold Realty Trust REIT	35,107
341	Boston Properties, Inc. REIT	24,692
5,431	Brixmor Property Group, Inc. REIT	59,524
568	Camden Property Trust REIT	52,392
986	Catena AB	40,130
4,000	City Developments Ltd.	18,575
16	Comforia Residential REIT, Inc. REIT	45,756
1,526	Douglas Emmett, Inc. REIT	36,014
149	Equinix, Inc. REIT	108,955
1,345	Fastighets AB Balder Class B*	63,301
4,923	Goodman Group REIT	63,719
6,832	Grainger plc	24,751
2,651	Healthpeak Properties, Inc. REIT	71,497
49	Ichigo Office REIT Investment Corp. REIT	31,686
2,722	Independence Realty Trust, Inc. REIT	33,072
1,145	Katitas Co., Ltd.	32,485
1,326	Killam Apartment Real Estate Investment Trust REIT	15,934
2,234	Kojamo Oyj	46,049
8,500	Link REIT	64,871
9,700	Mapletree Industrial Trust REIT	21,618
3,700	Mitsui Fudosan Co., Ltd. REIT	63,002
9,400	New World Development Co., Ltd.	44,879
620	PotlatchDeltic Corp. REIT	25,761
1,380	Prologis, Inc. REIT	136,896
233	PSP Swiss Property AG	28,176
2,695	Public Storage REIT	617,344
1,168	Rexford Industrial Realty, Inc. REIT	54,265
2,230	Safestore Holdings plc REIT	23,214
14,950	Shimao Group Holdings Ltd.	52,958
245	Shimao Services Holdings Ltd.*(1)	525
527	Sun Communities, Inc. REIT	72,531
3,350	Tokyo Tatemono Co., Ltd.	38,529
2,150	UNITE Group plc*	23,202
2,307	VICI Properties, Inc. REIT	52,946
1,654	Vonovia SE	105,630

		2,724,736

	Retailing - 0.4%
6,738	TJX Cos., Inc.	342,290
777	Tractor Supply Co.	103,504

		445,794

	Software & Services - 2.4%
2,511	Accenture plc Class A	544,661
2,451	Automatic Data Processing, Inc.	387,160
5,413	Capgemini SE	625,027
3,663	Microsoft Corp.	741,648

The accompanying notes are an integral part of these financial statements.

60

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

COMMON STOCKS - 31.8% - (continued)
	Software & Services - 2.4% - (continued)
1,969	Visa, Inc. Class A	$357,787

		2,656,283

	Telecommunication Services - 0.5%
1,456	Cellnex Telecom S.A.(1)	93,462
17,427	KDDI Corp.	471,487

		564,949

	Transportation - 1.1%
7,612	Canadian National Railway Co.	756,172
3,258	United Parcel Service, Inc. Class B	511,864

		1,268,036

	Utilities - 0.8%
548	Avangrid, Inc.	27,038
586	China Yangtze Power Co., Ltd. GDR*(1)	15,646
421	Duke Energy Corp.	38,778
351	Edison International	19,670
2,930	Enel S.p.A.	23,295
3,011	Engie S.A.*	36,417
1,180	ENN Energy Holdings Ltd.	14,934
1,169	Exelon Corp.	46,632
899	FirstEnergy Corp.	26,718
3,094	Iberdrola S.A.	36,533
50,197	National Grid plc	597,118
9,858	Power Grid Corp. of India Ltd.	22,748

		905,527

	Total Common Stocks (cost $32,165,817)	$35,183,850

PREFERRED STOCKS - 0.0%
	Materials - 0.0%
1,014	Sociedad Quimica y Minera de Chile S.A. Series B*	$37,099

	Total Preferred Stocks (cost $22,022)	$37,099

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Consumer Services - 0.0%
1,310	Airbnb, Inc. Series E*(6)(7)(10)	$54,660

	Total Convertible Preferred Stocks (cost $60,977)	$54,660

WARRANTS - 0.0%
	Energy - 0.0%
11,625	Ascent Resources - Marcellus LLC Expires 03/30/2023*(6)(7)	$116

	Total Warrants (cost $930)	$116

AFFILIATED INVESTMENT COMPANIES - 22.5%
	Domestic Equity Funds - 5.2%
183,012	Hartford Multifactor US Equity ETF	$5,682,523

	Total Domestic Equity Funds (cost $5,812,080)	$5,682,523

	International/Global Equity Funds - 9.2%
222,502	Hartford Multifactor Developed Markets (ex-US) ETF	5,567,000
237,313	Hartford Multifactor Emerging Markets ETF	4,645,995

	Total International/Global Equity Funds (cost $10,891,645)	$10,212,995

Shares or Principal Amount		Market Value†

AFFILIATED INVESTMENT COMPANIES - 22.5% - (continued)
	Taxable Fixed Income Funds - 8.1%
839,354	The Hartford World Bond Fund, Class F	$8,981,083

	Total Taxable Fixed Income Funds (cost $9,012,136)	$8,981,083

	Total Affiliated Investment Companies (cost $25,715,861)	$24,876,601

	Total Long-Term Investments (cost $105,279,302)	$107,093,772

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
1,929,223	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,929,233; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $1,967,813	$1,929,223

	Securities Lending Collateral - 0.0%
22,440	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(11)	22,440
23	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(11)	23

		22,463

	Total Short-Term Investments (cost $1,951,686)	$1,951,686

Total Investments Excluding Purchased Options (cost $107,230,988)	98.4%	$109,045,458

Total Purchased Options (cost $963,586)	0.6%	692,437

Total Investments (cost $108,194,574)	99.0%	$109,737,895
Other Assets and Liabilities	1.0%	1,057,982

Total Net Assets	100.0%	$110,795,877

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

61

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $17,430,541, representing 15.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $284,848, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(7)	Investment valued using significant unobservable inputs.

(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(10)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $54,660 or 0.0% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	1,310	$60,977	$54,660

(11)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2020
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
S&P 500 Index Option	2,525.00 USD	03/19/2021	10	USD	2,525,000	$58,500	$198,080	$(139,580)
iShares MSCI Emerging Markets Option	32.00 USD	03/19/2021	170	USD	544,000	7,395	39,587	(32,192)
iShares MSCI EAFE ETF Option	50.00 USD	03/19/2021	243	USD	1,215,000	21,141	81,419	(60,278)
S&P 500 Index Option	2,800.00 USD	06/18/2021	10	USD	2,800,000	139,200	177,544	(38,344)
iShares MSCI Emerging Markets Option	36.00 USD	06/18/2021	170	USD	612,000	22,525	37,328	(14,803)
iShares MSCI EAFE ETF Option	56.00 USD	06/18/2021	243	USD	1,360,800	63,666	75,561	(11,895)
S&P 500 Index Option	3,050.00 USD	09/17/2021	10	USD	3,050,000	248,500	224,803	23,697
iShares MSCI Emerging Markets Option	40.00 USD	09/17/2021	170	USD	680,000	44,030	50,780	(6,750)
iShares MSCI EAFE ETF Option	57.00 USD	09/17/2021	243	USD	1,385,100	87,480	78,484	8,996

Total Puts						$692,437	$963,586	$(271,149)

Total purchased exchange-traded option contracts						$692,437	$963,586	$(271,149)

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	54	12/21/2020	$7,463,813	$(71,818)

Short position contracts:
U.S. Treasury 10-Year Ultra Future	10	12/21/2020	$1,572,813	$27,810

Total futures contracts				$(44,008)

The accompanying notes are an integral part of these financial statements.

62

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,059,471	USD	5,114,000	EUR	CBK	11/30/2020	$99,513	$—
3,777,942	USD	2,900,000	GBP	BCLY	11/30/2020	20,297	—
5,158,079	USD	541,000,000	JPY	JPM	11/30/2020	—	(11,089)

Total Foreign Currency Contracts						$119,810	$(11,089)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$11,421,914	$—	$11,217,660	$204,254
Corporate Bonds	22,940,433	—	22,940,433	—
Municipal Bonds	446,246	—	446,246	—
U.S. Government Agencies	5,360,748	—	5,360,748	—
U.S. Government Securities	6,772,105	—	6,772,105	—
Common Stocks
Banks	982,006	982,006	—	—
Capital Goods	3,012,594	1,712,921	1,299,673	—
Commercial & Professional Services	312,817	—	312,817	—
Consumer Durables & Apparel	799,016	729,486	69,530	—
Consumer Services	1,502,063	968,211	533,852	—
Diversified Financials	29,393	29,393	—	—
Energy	1,644,726	645,048	973,860	25,818
Food, Beverage & Tobacco	3,775,192	1,732,324	2,042,868	—
Health Care Equipment & Services	3,066,998	2,091,620	975,378	—
Household & Personal Products	2,379,603	1,612,792	766,811	—
Insurance	1,573,470	560,432	1,013,038	—
Materials	4,723,588	2,758,926	1,964,662	—
Pharmaceuticals, Biotechnology & Life Sciences	2,817,059	1,609,585	1,207,474	—
Real Estate	2,724,736	1,892,205	832,531	—
Retailing	445,794	445,794	—	—
Software & Services	2,656,283	2,031,256	625,027	—
Telecommunication Services	564,949	—	564,949	—
Transportation	1,268,036	1,268,036	—	—
Utilities	905,527	174,482	731,045	—
Preferred Stocks	37,099	—	37,099	—
Convertible Preferred Stocks	54,660	—	—	54,660
Warrants	116	—	—	116
Affiliated Investment Companies	24,876,601	24,876,601	—	—
Short-Term Investments	1,951,686	22,463	1,929,223	—
Purchased Options	692,437	692,437	—	—
Foreign Currency Contracts(2)	119,810	—	119,810	—
Futures Contracts(2)	27,810	27,810	—	—

Total	$109,885,515	$46,863,828	$62,736,839	$284,848

Liabilities
Foreign Currency Contracts(2)	$(11,089)	$—	$(11,089)	$—
Futures Contracts(2)	(71,818)	(71,818)	—	—

Total	$(82,907)	$(71,818)	$(11,089)	$—

(1)	For the year ended October 31, 2020, investments valued at $47,001 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

63

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 65.4%
12,318,428	The Hartford Capital Appreciation Fund, Class F	$476,230,437
20,022,876	The Hartford Dividend and Growth Fund, Class F	482,551,309

	Total Domestic Equity Funds (cost $921,641,443)	$958,781,746

	Taxable Fixed Income Funds - 34.4%
12,264,735	Hartford Total Return Bond ETF	504,816,492

	Total Taxable Fixed Income Funds (cost $477,421,879)	$504,816,492

	Total Affiliated Investment Companies (cost $1,399,063,322)	$1,463,598,238

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
3,532,318	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(1)	$3,532,318

	Total Short-Term Investments (cost $3,532,318)	$3,532,318

Total Investments (cost $1,402,595,640)	100.0%	$1,467,130,556
Other Assets and Liabilities	0.0%	58,208

Total Net Assets	100.0%	$1,467,188,764

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$1,463,598,238	$1,463,598,238	$—	$—
Short-Term Investments	3,532,318	3,532,318	—	—

Total	$1,467,130,556	$1,467,130,556	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

64

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.5%
	Domestic Equity Funds - 25.5%
294,547	Hartford Core Equity Fund, Class F	$10,659,674
166,463	Hartford Multifactor US Equity ETF	5,168,676
264,464	Hartford Small Cap Value Fund, Class F	2,197,699
351,416	The Hartford Equity Income Fund, Class F	6,128,690
58,004	The Hartford Growth Opportunities Fund, Class F	3,408,915
78,458	The Hartford MidCap Fund, Class F	2,510,642
103,298	The Hartford Small Company Fund, Class F	2,839,671

	Total Domestic Equity Funds (cost $29,428,470)	$32,913,967

	International/Global Equity Funds - 8.3%
110,287	Hartford Emerging Markets Equity Fund, Class F	992,582
140,453	Hartford Multifactor Developed Markets (ex-US) ETF	3,514,134
210,044	Hartford Schroders International Multi-Cap Value Fund, Class F	1,629,945
101,231	The Hartford International Growth Fund, Class F	1,619,699
177,466	The Hartford International Opportunities Fund, Class F	2,942,389

	Total International/Global Equity Funds (cost $10,904,946)	$10,698,749

	Taxable Fixed Income Funds - 65.7%
665,243	Hartford Core Bond ETF	27,852,061
310,376	Hartford Short Duration ETF	12,697,482
582,446	The Hartford Inflation Plus Fund, Class F	6,604,939
1,205,408	The Hartford Strategic Income Fund, Class F	10,896,884
2,478,741	The Hartford World Bond Fund, Class F	26,522,531

	Total Taxable Fixed Income Funds (cost $83,290,451)	$84,573,897

	Total Affiliated Investment Companies (cost $123,623,867)	$128,186,613

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
483,270	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(1)	$483,270

	Total Short-Term Investments (cost $483,270)	$483,270

Total Investments (cost $124,107,137)	99.9%	$128,669,883
Other Assets and Liabilities	0.1%	86,807

Total Net Assets	100.0%	$128,756,690

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$128,186,613	$128,186,613	$—	$—
Short-Term Investments	483,270	483,270	—	—

Total	$128,669,883	$128,669,883	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

65

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5%
	Automobiles & Components - 0.3%
2,424	Aptiv plc	$233,892
6,510	NOK Corp.	74,240
366	Tesla, Inc.*	142,022

		450,154

	Banks - 0.8%
9,864	ABN Amro Bank N.V.*(1)	81,026
43,271	AIB Group plc*	48,948
30,808	Bank of Ireland Group plc*	76,442
20,076	BPER Banca*(2)	23,853
47,157	CaixaBank S.A.	86,042
3,481	KB Financial Group, Inc.	124,515
28,466	Mitsubishi UFJ Financial Group, Inc.	112,210
26,637	Resona Holdings, Inc.	87,821
3,900	Shinhan Financial Group Co., Ltd.	105,816
4,282	Societe Generale S.A.*	58,183
18,139	Standard Chartered plc*	82,892
3,987	Sumitomo Mitsui Financial Group, Inc.	110,368
3,156	Sumitomo Mitsui Trust Holdings, Inc.	84,857
62,211	Unicaja Banco S.A.*(1)	39,835
10,804	UniCredit S.p.A.*	80,915

		1,203,723

	Capital Goods - 4.0%
5,472	ABB Ltd.	132,778
2,525	Advanced Drainage Systems, Inc.	160,161
1,135	Altra Industrial Motion Corp.	48,533
1,236	American Woodmark Corp.*	102,106
9,936	Arcadis N.V.*	230,883
1,609	BMC Stock Holdings, Inc.*	63,700
1,366	Builders FirstSource, Inc.*	41,390
6,679	Chiyoda Corp.*	14,484
13,063	Cie de Saint-Gobain*	508,850
1,600	Daikin Industries Ltd.	299,413
1,160	Deere & Co.	262,055
1,642	Eaton Corp. plc	170,423
2,979	Fortune Brands Home & Security, Inc.	240,912
1,347	Hubbell, Inc.	196,002
1,540	Ingersoll Rand, Inc.*	53,807
17,159	JELD-WEN Holding, Inc.*	360,854
7,078	JGC Holdings Corp.	58,198
5,975	Kennametal, Inc.	185,225
9,100	Kyudenko Corp.	248,350
4,016	Middleby Corp.*	399,753
10,141	PGT Innovations, Inc.*	168,138
684	Rockwool International A/S Class B	267,730
3,687	Rush Enterprises, Inc. Class A	132,142
2,825	Siemens AG	331,418
2,199	Vestas Wind Systems A/S	377,269
7,680	Vinci S.A.	606,605
2,290	Xylem, Inc.	199,550

		5,860,729

	Commercial & Professional Services - 1.2%
2,942	Adecco Group AG	144,258
430,100	China Everbright Environment Group Ltd.	216,992
6,774	Clean Harbors, Inc.*	358,819
42,703	Hays plc*	58,967
11,747	Pagegroup plc*	54,421
53,331	Smart Metering Systems plc	401,414
1,357	Verisk Analytics, Inc.	241,505
1,792	Waste Management, Inc.	193,375

		1,669,751

	Consumer Durables & Apparel - 1.7%
3,293	Berkeley Group Holdings plc	173,140
1,129	Cavco Industries, Inc.*	194,346

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Consumer Durables & Apparel - 1.7% - (continued)
6,102	Century Communities, Inc.*	$237,002
2,358	D.R. Horton, Inc.	157,538
9,200	Fujitsu General Ltd.	255,357
4,619	Kaufman & Broad S.A.	164,606
4,884	Lennar Corp. Class A	343,003
11,400	Sekisui Chemical Co., Ltd.	177,707
18,831	Skyline Champion Corp.*	483,015
6,526	Smith & Wesson Brands, Inc.	108,266
1,157	Sturm Ruger & Co., Inc.	77,357
1,316	Toll Brothers, Inc.	55,641
2,554	TRI Pointe Group, Inc.*	41,962

		2,468,940

	Consumer Services - 0.5%
1,951	Caesars Entertainment, Inc.*	87,444
1,389	Hyatt Hotels Corp. Class A	76,589
28,111	Melia Hotels International S.A.*	104,184
1,100	Oriental Land Co., Ltd.	153,976
18,400	Sands China Ltd.	64,577
772	Vail Resorts, Inc.	179,135

		665,905

	Diversified Financials - 1.2%
2,543	Berkshire Hathaway, Inc. Class B*	513,431
4,624	Brookfield Asset Management, Inc. Class A	137,703
11,160	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	467,046
1,094	Julius Baer Group Ltd.	48,689
933	Moody’s Corp.	245,286
475	S&P Global, Inc.	153,297
13,197	UBS Group AG	153,639
9,540	Uranium Participation Corp.*	28,642

		1,747,733

	Energy - 9.3%
15,669	Advantage Oil & Gas Ltd.*(2)	25,874
1,940	Ampol Ltd.	35,374
24,368	ARC Resources Ltd.	119,984
250,551	BP plc	639,076
23,783	BP plc ADR	368,161
7,262	Brigham Minerals, Inc. Class A	64,051
2,681	Cabot Oil & Gas Corp.	47,695
11,191	Cameco Corp.	106,341
10,237	Canadian Natural Resources Ltd.	162,917
5,574	Chevron Corp.	387,393
323,189	China Oilfield Services Ltd. Class H	195,168
180,000	China Petroleum & Chemical Corp. Class H	70,285
24,070	China Shenhua Energy Co., Ltd. Class H	41,705
3,559	Cimarex Energy Co.	90,292
135,408	CNOOC Ltd.	123,892
788	Concho Resources, Inc.	32,710
9,277	ConocoPhillips	265,508
3,042	Diamondback Energy, Inc.	78,970
224	Drilling Co.*(2)	4,231
6,000	Ecopetrol S.A. ADR	55,500
31,142	Enbridge, Inc.	858,085
58,971	Eni S.p.A.	413,094
3,380	EOG Resources, Inc.	115,731
4,357	EQT Corp.	65,965
11,200	Equinor ASA ADR	143,696
12,989	Exxon Mobil Corp.	423,701
20,000	Formosa Petrochemical Corp.	54,958
4,319	Fugro N.V.*(2)	16,483
14,784	Galp Energia SGPS S.A.	120,064
67,434	Gazprom PJSC ADR	258,343
1,738	GS Holdings Corp.	50,799

The accompanying notes are an integral part of these financial statements.

66

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Energy - 9.3% - (continued)
11,816	Headwater Exploration, Inc.*	$11,352
21,545	Hindustan Petroleum Corp. Ltd.	54,574
30,968	Inpex Corp.	146,863
1,554	Japan Petroleum Exploration Co., Ltd.	24,572
35,220	JXTG Holdings, Inc.	118,842
4,515	LUKOIL PJSC ADR	231,002
2,452	Lundin Energy AB	46,874
3,499	Magnolia Oil & Gas Corp. Class A*	15,186
5,530	Marathon Petroleum Corp.	163,135
11,199	MOL Hungarian Oil & Gas plc*	54,381
5,583	Motor Oil Hellas Corinth Refineries S.A.	52,200
3,055	Neste Oyj	159,329
121,948	Oil & Natural Gas Corp. Ltd.	106,767
5,584	OMV AG	129,082
21,378	Origin Energy Ltd.	60,106
3,259	Ovintiv, Inc.	30,014
11,365	Parex Resources, Inc.*	110,639
6,139	Parsley Energy, Inc. Class A	61,451
4,060	PDC Energy, Inc.*	48,395
84,775	Petroleo Brasileiro S.A.	280,714
12,400	Petronas Dagangan Bhd	51,414
16,983	Petronet LNG Ltd.	52,904
1,914	Phillips 66	89,307
717	Pioneer Natural Resources Co.	57,045
5,805	Polski Koncern Naftowy ORLEN S.A.	55,949
22,200	PTT Exploration & Production PCL	56,092
73,600	PTT PCL	72,614
3,782	QEP Resources, Inc.	3,404
11,640	Repsol S.A.	73,077
40,720	Rosneft Oil Co. PJSC GDR	177,740
14,155	Royal Dutch Shell plc Class A	178,063
32,946	Royal Dutch Shell plc Class A ADR(2)	841,770
50,468	Royal Dutch Shell plc Class B	608,610
18,881	Saipem S.p.A.(2)	33,266
18,591	Santos Ltd.	61,804
7,494	Schlumberger Ltd.	111,960
17,457	Southwestern Energy Co.*	46,610
7,496	Suncor Energy, Inc.	84,630
35,448	Surgutneftegas PJSC ADR	145,598
2,204	Tatneft PJSC ADR	68,496
23,890	TC Energy Corp.	940,828
11,950	Tenaris S.A.	57,026
3,773	Tenaris S.A. ADR	36,070
38,972	Total SE	1,180,723
19,487	Total SE ADR	591,041
6,348	Tourmaline Oil Corp.	82,239
21,311	Trican Well Service Ltd.*(2)	18,555
22,590	Tupras Turkiye Petrol Rafinerileri A.S.*(2)	201,991
3,670	Viper Energy Partners L.P.	25,727
6,088	Woodside Petroleum Ltd.	75,091
2,655	WPX Energy, Inc.*	12,240
51,360	YPF S.A. ADR*	165,379

		13,598,787

	Food & Staples Retailing - 0.1%
44,242	J Sainsbury plc	115,482

	Food, Beverage & Tobacco - 0.8%
11,500	Archer-Daniels-Midland Co.	531,760
3,100	Bunge Ltd.	175,863
171,800	Charoen Pokphand Indonesia Tbk PT	67,681
1,300	Ingredion, Inc.	92,157
19,800	Kuala Lumpur Kepong Bhd	100,999
232,122	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	15,229
66,800	Sime Darby Bhd	77,797

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Food, Beverage & Tobacco - 0.8% - (continued)
51,500	Wilmar International Ltd.	$152,468

		1,213,954

	Insurance - 0.4%
4,517	Assicurazioni Generali S.p.A.	60,592
5,551	Dai-ichi Life Holdings, Inc.	82,907
1,003	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	235,080
124,750	Shin Kong Financial Holding Co., Ltd.	34,748
13,257	T&D Holdings, Inc.	132,492
7,366	Tongyang Life Insurance Co., Ltd.	20,573

		566,392

	Materials - 18.1%
4,350	Alcoa Corp.*	56,202
45,187	Alrosa PJSC*	40,601
423,751	Angang Steel Co., Ltd. Class H	124,422
32,928	Anglo American plc	772,595
10,840	ArcelorMittal S.A.*	147,424
2,835	Arconic Corp.*	61,633
172,013	Baoshan Iron & Steel Co., Ltd. Class A	137,366
30,961	Barrick Gold Corp.	827,765
14,920	BHP Group Ltd. ADR(2)	717,801
106,027	BHP Group plc	2,053,992
11,630	BHP Group plc ADR	452,058
19,553	BlueScope Steel Ltd.	201,957
2,321	Canfor Corp.*	28,152
213,648	Centamin plc	343,599
49,648	Centerra Gold, Inc.	433,763
4,300	CF Industries Holdings, Inc.	118,723
171,592	China BlueChemical Ltd. Class H	24,406
209,500	China Hongqiao Group Ltd.	151,582
15,300	Corteva, Inc.	504,594
65,000	Dundee Precious Metals, Inc.	431,284
44,632	Eldorado Gold Corp.*	559,429
29,838	Empresas CMPC S.A.	62,049
41,306	Endeavour Mining Corp.*	1,013,195
115,633	Eregli Demir ve Celik Fabrikalari T.A.S.	132,232
83,080	Evolution Mining Ltd.	325,710
33,411	Evraz plc	155,584
4,990	First Quantum Minerals Ltd.	57,342
5,656	FMC Corp.	581,097
39,562	Fortescue Metals Group Ltd.	483,981
15,350	Freeport-McMoRan, Inc.	266,169
30,450	Gerdau S.A. ADR	116,015
9,774	Gold Fields Ltd.	105,708
99,100	Grupo Mexico S.A.B. de C.V. Class B	282,562
11,630	Harmony Gold Mining Co., Ltd.*	57,920
125,039	Hochschild Mining plc*	356,682
155,880	Hunan Valin Steel Co., Ltd. Class A	118,363
105,830	IAMGOLD Corp.*	387,685
1,416	Imerys S.A.	42,326
5,672	Impala Platinum Holdings Ltd.	50,483
18,203	Israel Chemicals Ltd.	66,038
129,500	Jinduicheng Molybdenum Co., Ltd. Class A	109,899
83,363	Kinross Gold Corp.	663,457
489	Korea Zinc Co., Ltd.	165,383
4,897	Kumba Iron Ore Ltd.	145,389
4,143	Kyoei Steel Ltd.	52,162
3,449	LafargeHolcim Ltd.*	148,030
1,585	Louisiana-Pacific Corp.	45,299
17,420	Lundin Mining Corp.	105,255
20,010	Magnitogorsk Iron & Steel Works PJSC GDR	122,763
5,200	Maruichi Steel Tube Ltd.	119,296
15,590	MMC Norilsk Nickel PJSC ADR	371,578
9,922	Mondi plc	188,055

The accompanying notes are an integral part of these financial statements.

67

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Materials - 18.1% - (continued)
7,000	Mosaic Co.	$129,500
27,991	Newcrest Mining Ltd.	580,463
10,309	Newmont Corp.	647,818
76,000	Nine Dragons Paper Holdings Ltd.	101,371
40,649	Norsk Hydro ASA*	114,239
6,842	Novolipetsk Steel PJSC GDR	158,929
12,130	Nucor Corp.	579,329
11,700	Nutrien Ltd.	475,623
23,764	OceanaGold Corp.*	31,036
20,600	Oji Holdings Corp.	86,817
1,748	Pacific Metals Co., Ltd.	26,996
378,500	Pangang Group Vanadium Titanium & Resources Co., Ltd. Class A*	112,718
543,176	Perseus Mining Ltd.*	469,784
1,751	POSCO	323,242
38,200	Pretium Resources, Inc.*	465,924
211,690	Ramelius Resources Ltd.	289,011
155,951	Regis Resources Ltd.	457,736
40,717	Resolute Mining Ltd.*	23,125
28,830	Rio Tinto plc	1,630,664
16,320	Rio Tinto plc ADR	926,486
3,700	Salzgitter AG*	53,830
118,500	Sansteel Minguang Co., Ltd. Fujian Class A	116,652
12,122	Severstal PAO GDR	165,701
347,600	Shandong Nanshan Aluminum Co., Ltd. Class A	122,169
84,471	Sibanye Stillwater Ltd.	249,081
150,686	South32 Ltd.	215,026
8,397	Southern Copper Corp.	439,499
11,093	Steel Dynamics, Inc.	349,208
12,100	Stora Enso Oyj Class R	176,575
11,100	Suzano S.A.*	96,821
12,844	Svenska Cellulosa AB SCA Class B*	173,735
7,813	Teck Resources Ltd. Class B	102,684
24,600	Torex Gold Resources, Inc.*	331,619
14,682	UPL Ltd.	89,702
11,547	UPM-Kymmene Oyj	326,306
32,520	Vale S.A. ADR	343,736
85,900	Vedanta Ltd.	111,115
1,185	Vicat S.A.	36,435
1,155	Warrior Met Coal, Inc.	17,325
607	West Fraser Timber Co., Ltd.	28,152
28,165	Western Areas Ltd.	38,052
3,134	Yamato Kogyo Co., Ltd.	75,263
3,823	Yara International ASA	133,788

		26,510,340

	Media & Entertainment - 1.0%
1,232	Charter Communications, Inc. Class A*	743,906
16,692	Comcast Corp. Class A	705,070

		1,448,976

	Real Estate - 8.9%
1,060	Aedifica S.A. REIT	106,827
2,563	Agree Realty Corp. REIT	159,085
2,233	Alexandria Real Estate Equities, Inc. REIT	338,344
4,137	American Tower Corp. REIT	950,062
5,583	Americold Realty Trust REIT	202,272
2,075	Boston Properties, Inc. REIT	150,251
7,312	British Land Co. plc REIT	33,020
24,474	Brixmor Property Group, Inc. REIT	268,235
2,577	Camden Property Trust REIT	237,702
4,887	Catena AB	198,898
29,785	China Resources Land Ltd.	121,811
12,055	CK Asset Holdings Ltd.	55,977
94	Comforia Residential REIT, Inc. REIT	268,815
1,713	Crown Castle International Corp. REIT	267,571

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Real Estate - 8.9% - (continued)
4,718	Deutsche Wohnen SE	$238,131
3,416	Digital Realty Trust, Inc. REIT	492,929
5,330	Douglas Emmett, Inc. REIT	125,788
778	Equinix, Inc. REIT	568,905
2,637	Equity LifeStyle Properties, Inc. REIT	156,084
6,865	Fastighets AB Balder Class B*	323,092
8,872	Five Point Holdings LLC Class A*	37,174
23,499	Goodman Group REIT	304,151
28,190	Grainger plc	102,127
13,357	Healthpeak Properties, Inc. REIT	360,238
238	Ichigo Office REIT Investment Corp. REIT(2)	153,906
44,300	Ichigo, Inc.	125,575
17,841	Independence Realty Trust, Inc. REIT	216,768
9,225	Invitation Homes, Inc. REIT	251,474
7,940	Katitas Co., Ltd.	225,265
7,642	Killam Apartment Real Estate Investment Trust REIT	91,833
10,835	Kojamo Oyj	223,339
4,811	Land Securities Group plc REIT	31,743
1,553	Life Storage, Inc. REIT	177,275
45,400	Link REIT	346,486
42,574	Medical Properties Trust, Inc. REIT	758,669
4,992	Mitsubishi Estate Co., Ltd.	74,460
20,700	Mitsui Fudosan Co., Ltd. REIT	352,470
55,750	New World Development Co., Ltd.	266,172
4,543	Nexity S.A.	127,513
3,619	PotlatchDeltic Corp. REIT	150,369
7,466	Prologis, Inc. REIT	740,627
1,365	PSP Swiss Property AG	165,064
15,810	Retail Opportunity Investments Corp. REIT	153,831
5,634	Rexford Industrial Realty, Inc. REIT	261,756
16,894	Safestore Holdings plc REIT	175,866
66,000	Shimao Group Holdings Ltd.	233,793
1,081	Shimao Services Holdings Ltd.*(1)	2,315
1,594	Sun Communities, Inc. REIT	219,382
18,100	Tokyo Tatemono Co., Ltd.	208,172
4,199	UDR, Inc. REIT	131,177
8,047	UNITE Group plc*	86,841
15,415	VICI Properties, Inc. REIT	353,774
6,751	Vonovia SE	431,142
7,058	Weyerhaeuser Co., REIT	192,613

		12,997,159

	Retailing - 0.1%
50,599	Petrobras Distribuidora S.A.	169,135
4,996	Xebio Holdings Co., Ltd.	32,626

		201,761

	Semiconductors & Semiconductor Equipment - 0.2%
3,792	First Solar, Inc.*	330,075

	Software & Services - 0.3%
2,583	Aspen Technology, Inc.*	283,639
18,200	NEXTDC Ltd.*	162,960

		446,599

	Technology Hardware & Equipment - 0.5%
4,843	Hexagon AB Class B*	354,978
3,068	Itron, Inc.*	208,471
4,660	Trimble, Inc.*	224,286

		787,735

	Telecommunication Services - 1.4%
42,618	BT Group plc	55,972
6,028	Cellnex Telecom S.A.(1)	386,943
16,418	China Mobile Ltd.	100,421
305,108	China Telecom Corp. Ltd. Class H	95,776

The accompanying notes are an integral part of these financial statements.

68

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 60.5% - (continued)
	Telecommunication Services - 1.4% - (continued)
3,244,570	China Tower Corp. Ltd. Class H(1)	$507,758
185,255	China Unicom Hong Kong Ltd.	114,189
22,900	KDDI Corp.	619,559
2,986	KT Corp.	58,318
4,554	KT Corp. ADR	43,810
8,465	MTN Group Ltd.	30,224

		2,012,970

	Transportation - 1.2%
100	AP Moller - Maersk A/S Class B	160,263
6,418	Canadian National Railway Co.	637,561
4,027	D/S Norden A/S	57,262
207	FedEx Corp.	53,710
12,250	Japan Airport Terminal Co., Ltd.	532,033
2,525	JetBlue Airways Corp.*	30,224
1,194	Knight-Swift Transportation Holdings, Inc.	45,360
382,163	Pacific Basin Shipping Ltd.	55,826
30,423	PostNL N.V.*	100,905

		1,673,144

	Utilities - 8.5%
11,062	Atlantica Sustainable Infrastructure plc	326,218
17,827	Avangrid, Inc.	879,584
96,777	Beijing Enterprises Holdings Ltd.	291,565
25,875	CenterPoint Energy, Inc.	546,739
59,259	Centrica plc*	28,539
1,189,000	China Datang Corp. Renewable Power Co., Ltd. Class H	173,765
1,682,346	China Longyuan Power Group Corp. Ltd. Class H	1,153,097
87,200	Cia de Saneamento do Parana	360,018
6,886	Duke Energy Corp.	634,269
58,655	E.ON SE	610,843
11,170	Edison International	625,967
84,451	Enel S.p.A.	671,428
66,704	Engie S.A.*	806,755
39,599	ENN Energy Holdings Ltd.	501,169
3,631	Eversource Energy	316,877
16,840	Exelon Corp.	671,748
16,857	FirstEnergy Corp.	500,990
131,816	Guangdong Investment Ltd.	195,498
55,635	Iberdrola S.A.	656,915
77,089	National Grid plc	917,011
5,474	Pinnacle West Capital Corp.	446,514
4,259	Sempra Energy	533,908
11,266	Sunnova Energy International, Inc.*	271,060
11,035	UGI Corp.	356,872

		12,477,349

	Total Common Stocks (cost $81,926,269)	$88,447,658

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%
	Whole Loan Collateral CMO - 0.2%
	Connecticut Avenue Securities Trust
$46,592	2.25%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(3)	$46,178
39,751	2.30%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(3)	39,486
38,838	2.45%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(3)	38,594
	Fannie Mae Connecticut Avenue Securities
80,753	2.35%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(3)	79,743

Shares or Principal Amount			Market Value†

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2% - (continued)
		Whole Loan Collateral CMO - 0.2% - (continued)
	$100,718	3.15%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(3)	$101,448

			305,449

		Total Asset & Commercial Mortgage-Backed Securities (cost $284,598)	$305,449

CORPORATE BONDS - 0.3%
		Aerospace/Defense - 0.0%
	$50,000	Boeing Co. 5.04%, 05/01/2027	$54,943

		Airlines - 0.0%
	30,000	JetBlue Airways Corp. 4.00%, 05/15/2034	30,898

		Construction Materials - 0.1%
	57,000	Eagle Materials, Inc. 4.50%, 08/01/2026	59,187

		Machinery-Diversified - 0.0%
	10,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	10,653

		Oil & Gas - 0.1%
	80,000	Callon Petroleum Co. 6.25%, 04/15/2023	31,200
	115,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	42,262
	5,000	Diamondback Energy, Inc. 4.75%, 05/31/2025	5,456
	45,000	Matador Resources Co. 5.88%, 09/15/2026	36,225
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	33,611

			148,754

		Pipelines - 0.1%
	50,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.38%, 09/15/2024	46,760
	45,000	EnLink Midstream Partners L.P. 4.85%, 07/15/2026	38,405
	30,000	Gray Oak Pipeline LLC 3.45%, 10/15/2027(1)	30,418

			115,583

		Total Corporate Bonds (cost $552,258)	$420,018

FOREIGN GOVERNMENT OBLIGATIONS - 2.7%
		Argentina - 0.1%
ARS	5,400,679	Argentina Treasury Bond 1.20%, 03/18/2022(4)	$63,493
	$123,741	Argentine Republic Government International Bond 0.13%, 07/09/2035	40,463

			103,956

		Canada - 0.2%
CAD	249,597	Canadian Government Real Return Bond 4.25%, 12/01/2026(4)	246,519

		Germany - 0.7%
		Deutsche Bundesrepublik Inflation Linked Bond
EUR	704,003	0.10%, 04/15/2026(4)(5)	884,692
	121,157	0.50%, 04/15/2030(4)(5)	167,498

			1,052,190

		Greece - 0.1%
	41,225,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(6)	129,634

		Indonesia - 0.2%
IDR	4,710,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	349,426

		Japan - 0.8%
		Japanese Government CPI Linked Bond
JPY	83,981,845	0.10%, 03/10/2026(4)	797,585

The accompanying notes are an integral part of these financial statements.

69

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 2.7% - (continued)
		Japan - 0.8% - (continued)
JPY	35,644,968	0.10%, 03/10/2028(4)	$339,137

			1,136,722

		Mexico - 0.2%
MXN	2,643,900	Mexican Bonos 8.00%, 11/07/2047	135,657
	2,560,185	Mexican Udibonos 4.00%, 11/08/2046(4)	135,596

			271,253

		Russia - 0.1%
RUB	13,196,161	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(4)	165,536

		South Korea - 0.3%
KRW	408,584,322	Inflation Linked Korea Treasury Bond 1.75%, 06/10/2028(4)	383,042

		Thailand - 0.0%
THB	1,552,759	Thailand Government Bond 1.25%, 03/12/2028(4)(5)	48,364

		Total Foreign Government Obligations (cost $4,047,101)	$3,886,642

U.S. GOVERNMENT AGENCIES - 0.1%
		FHLMC - 0.1%
	$49,514	2.20%, 04/25/2049, 1 mo. USD LIBOR + 2.050%(1)(3)	$48,667
	44,243	2.20%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(3)	43,353
	48,503	2.50%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(3)	47,648
	50,542	2.80%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(3)	50,043

			189,711

		Total U.S. Government Agencies (cost $189,143)	$189,711

U.S. GOVERNMENT SECURITIES - 22.9%
		U.S. Treasury Bonds - 5.5%
	$1,202,020	0.13%, 01/15/2030(4)	$1,312,330
	525,342	0.75%, 02/15/2045(4)	655,351
	215,328	0.88%, 02/15/2047(4)	280,030
	98,717	1.00%, 02/15/2046(4)	130,369
	372,164	1.75%, 01/15/2028(4)	448,675
	2,199,830	2.00%, 01/15/2026(4)	2,569,032
	864,447	2.38%, 01/15/2025(4)	995,228
	476,814	2.38%, 01/15/2027(4)	582,737
	499,077	3.63%, 04/15/2028(4)	676,532
	347,789	3.88%, 04/15/2029(4)	494,119

			8,144,403

		U.S. Treasury Notes - 17.4%
	2,033,500	0.13%, 01/15/2022(4)(7)	2,056,575
	1,362,341	0.13%, 01/15/2023(4)	1,397,144
	1,198,461	0.13%, 07/15/2024(4)	1,260,233
	769,775	0.13%, 07/15/2026(4)	828,680
	4,005,028	0.25%, 01/15/2025(4)	4,244,287
	797,549	0.25%, 07/15/2029(4)	882,413
	2,248,763	0.38%, 07/15/2023(4)(7)	2,346,180
	1,413,684	0.38%, 07/15/2025(4)(7)	1,522,895
	1,048,950	0.38%, 01/15/2027(4)	1,145,118
	733,057	0.38%, 07/15/2027(4)	807,608
	684,840	0.50%, 01/15/2028(4)	761,015
	884,300	0.63%, 04/15/2023(4)	919,534

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 22.9% - (continued)
	U.S. Treasury Notes - 17.4% - (continued)
$2,629,610	0.63%, 01/15/2024(4)	$2,778,245
727,336	0.63%, 01/15/2026(4)	795,737
600,696	0.75%, 07/15/2028(4)	685,091
2,590,392	0.88%, 01/15/2029(4)(7)	2,985,224

		25,415,979

	Total U.S. Government Securities (cost $31,580,895)	$33,560,382

CONVERTIBLE BONDS - 0.0%
	Oil & Gas - 0.0%
55,000	PDC Energy, Inc. 1.13%, 09/15/2021	$52,680
40,000	Oasis Petroleum, Inc. 2.63%, 09/15/2023(8)	7,750

		60,430

	Total Convertible Bonds (cost $82,972)	$60,430

EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
2,971	iShares Silver Trust*	$65,332
904	SPDR Gold Shares*	159,285
11,000	VanEck Vectors Agribusiness ETF	730,180
51,655	VanEck Vectors Gold Miners ETF	1,936,546

		2,891,343

	Total Exchange-Traded Funds (cost $2,429,463)	$2,891,343

PREFERRED STOCKS - 0.1%
	Materials - 0.1%
2,619	Sociedad Quimica y Minera de Chile S.A. Series B*	$95,820

	Total Preferred Stocks (cost $82,839)	$95,820

	Total Long-Term Investments (cost $121,175,538)	$129,857,453

SHORT-TERM INVESTMENTS - 9.2%
	Other Investment Pools & Funds - 6.3%
9,260,213	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.02%(9)	$9,260,213

	Repurchase Agreements - 2.3%
3,336,880	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $3,336,897; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $3,403,625	3,336,880

	Securities Lending Collateral - 0.6%
800,848	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(9)	800,848

The accompanying notes are an integral part of these financial statements.

70

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 9.2% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
808	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(9)	$808

		801,656

	Total Short-Term Investments (cost $13,398,749)	$13,398,749

Total Investments Excluding Purchased Options (cost $134,574,287)	98.0%	$143,256,202

Total Purchased Options (cost $12,279)	0.0%	$11,640

Total Investments (cost $134,586,566)	98.0%	$143,267,842
Other Assets and Liabilities	2.0%	2,970,073

Total Net Assets	100.0%	$146,237,915

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments.

The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2020, the Fund invested 17.7% of its total assets in the Subsidiary.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $1,404,526, representing 1.0% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(4)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $1,100,554, representing 0.8% of net assets.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $2,495,579.

(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(9)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2020
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Natural Gas Option	3.50 USD	01/26/2021	3	USD	30,000	$11,640	$12,279	$(639)

Total purchased exchange-traded option contracts						$11,640	$12,279	$(639)

Exchange-Traded Options Contracts Outstanding at October 31, 2020
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
Natural Gas Option	5.00 USD	01/26/2021	(3)	USD	(30,000)	$(4,020)	$(4,747)	$727
Puts
Natural Gas Option	2.50 USD	01/26/2021	(3)	USD	(30,000)	(1,440)	(2,934)	1,494

Total written OTC option contracts						$(5,460)	$(7,681)	$2,221

The accompanying notes are an integral part of these financial statements.

71

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	1	11/30/2020	$37,940	$(4,962)
Brent Crude Oil Future	1	02/26/2021	39,280	(2)
Brent Crude Oil Future	25	03/31/2021	992,250	(99,796)
Brent Crude Oil Future	20	04/30/2021	800,800	(1,120)
Brent Crude Oil Future	8	10/29/2021	331,760	29,749
Brent Crude Oil Future	8	10/31/2022	348,800	16,549
Copper Future	19	03/29/2021	1,449,938	40,247
Cotton No. 2 Future	2	12/08/2020	68,920	9,446
Gasoline RBOB Future	1	11/30/2020	43,352	(2,948)
Gasoline RBOB Future	14	02/26/2021	620,105	(47,075)
Gasoline RBOB Future	2	05/28/2021	100,136	(3,286)
Gold 100oz Future	1	12/29/2020	187,990	4,545
Gold 100oz Future	19	04/28/2021	3,595,560	(19,851)
LME Copper Future	3	12/16/2020	503,606	86,992
LME Nickel Future	12	11/16/2020	1,089,216	160,810
LME Nickel Future	6	12/14/2020	545,076	86,893
LME Nickel Future	9	01/18/2021	818,397	87,425
LME Nickel Future	14	03/15/2021	1,275,204	12,073
LME Primary Aluminum Future	3	12/16/2020	138,975	3,607
LME Zinc Future	18	11/16/2020	1,131,863	206,088
LME Zinc Future	2	12/14/2020	125,875	17,258
LME Zinc Future	14	01/18/2021	882,875	96,993
LME Zinc Future	20	03/15/2021	1,265,250	42,206
NY Harbor ULSD Future	9	02/26/2021	420,638	(26,167)
Natural Gas Future	1	03/29/2021	30,170	1,587
Natural Gas Future	1	05/26/2021	30,060	1,477
Natural Gas Future	2	07/28/2021	61,180	2,731
Platinum Future	33	01/27/2021	1,399,860	(169,768)
Platinum Future	9	04/28/2021	383,580	(25,140)
Silver Future	12	12/29/2020	1,418,760	(212,704)
Soyabean Meal Future	2	03/12/2021	72,040	(408)
Soybean Meal Future	2	12/14/2020	75,720	16,954
WTI Crude Future	14	11/20/2020	501,060	(6,353)
WTI Crude Future	54	05/20/2021	2,055,780	(47,433)
WTI Crude Future	66	11/19/2021	2,591,820	(36,901)

Total				$219,716

Short position contracts:
10-Year Mini JGB Future	1	12/11/2020	$145,069	$(32)
Euro-BUND Future	1	12/08/2020	205,153	(2,365)
Euro-OAT Future	1	12/08/2020	198,119	(1,624)
LME Copper Future	2	12/16/2020	335,737	(9,643)
LME Nickel Future	12	11/16/2020	1,089,216	(126,338)
LME Nickel Future	4	12/14/2020	363,384	(11,736)
LME Nickel Future	9	01/18/2021	818,397	(11,341)
LME Primary Aluminum Future	3	12/16/2020	138,975	3,291
LME Zinc Future	18	11/16/2020	1,131,862	(144,159)
LME Zinc Future	2	12/14/2020	125,875	(446)
LME Zinc Future	14	01/18/2021	882,875	(29,357)
U.S. Treasury 10-Year Note Future	90	12/21/2020	12,439,688	68,023
U.S. Treasury Ultra Bond Future	4	12/21/2020	860,000	33,508

Total				$(232,219)

Total futures contracts				$(12,503)

The accompanying notes are an integral part of these financial statements.

72

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.10	GSC	USD	320,000	(0.50%)	11/17/2059	Monthly	$—	$(3,735)	$(2,703)	$1,032
CMBX.NA.AAA.10	MSC	USD	290,000	(0.50%)	11/17/2059	Monthly	—	(14)	(2,445)	(2,431)
CMBX.NA.AAA.11	MSC	USD	320,000	(0.50%)	11/18/2054	Monthly	—	(2,703)	(1,784)	919
CMBX.NA.AAA.11	MSC	USD	290,000	(0.50%)	11/18/2054	Monthly	1,447	—	(1,612)	(3,059)
CMBX.NA.AAA.12	MSC	USD	320,000	(0.50%)	08/17/2061	Monthly	—	(247)	115	362
CMBX.NA.AAA.12	MSC	USD	290,000	(0.50%)	08/17/2061	Monthly	4,247	—	108	(4,139)
CMBX.NA.AAA.13	MSC	USD	330,000	(0.50%)	12/16/2072	Monthly	2,336	—	2,461	125
CMBX.NA.AAA.13	MSC	USD	290,000	(0.50%)	12/16/2072	Monthly	7,093	—	2,167	(4,926)

Total							$15,123	$(6,699)	$(3,693)	$(12,117)

Sell protection:
CDX.NA.HY.34.V9	GSC	USD	363,400	5.00%	06/20/2023	Quarterly	$—	$(7,526)	$12,820	$20,346

Total OTC credit default swap contracts							$15,123	$(14,225)	$9,127	$8,229

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit iBoxx USD Liquid	JPM	USD	1,180,000	(1.00%)	03/20/2021	At Maturity	$—	$(698)	$(10,936)	$(10,238)

Bond Forward Contracts Outstanding at October 31, 2020
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.75%, 07/15/2028	USD	7,584,631	11/30/2020	$(61,178)

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
590,000	BRL	102,221	USD	MSC	11/04/2020	$581	$—
150,000	BRL	25,988	USD	BOA	11/04/2020	148	—
740,000	BRL	130,874	USD	HSBC	11/04/2020	—	(1,936)
590,000	BRL	102,775	USD	MSC	12/02/2020	—	(108)
55,000	CAD	41,678	USD	CIBC	11/30/2020	—	(392)
208,900,000	COP	55,189	USD	BCLY	11/30/2020	—	(1,294)
101,000	EUR	119,498	USD	BCLY	11/30/2020	—	(1,791)
225,295,000	JPY	2,148,040	USD	JPM	11/30/2020	4,618	—
1,616,000	MXN	76,827	USD	MSC	11/30/2020	—	(900)
26,000	NZD	17,368	USD	MSC	11/30/2020	—	(176)
120,680,000	RUB	1,572,296	USD	GSC	11/30/2020	—	(57,828)
10,900,000	SEK	1,245,176	USD	JPM	11/30/2020	—	(19,848)
5,964,867	USD	8,380,000	AUD	SSG	11/30/2020	73,641	—
26,671	USD	150,000	BRL	BOA	11/04/2020	535	—
102,868	USD	590,000	BRL	MSC	11/04/2020	66	—
128,210	USD	740,000	BRL	HSBC	11/04/2020	—	(728)
244,763	USD	323,000	CAD	CIBC	11/30/2020	2,301	—
1,837,517	USD	1,665,000	CHF	JPM	11/30/2020	20,129	—
1,081,484	USD	840,400,000	CLP	BNP	11/30/2020	—	(5,083)
10,431,675	USD	8,804,000	EUR	CBK	11/30/2020	171,317	—
133,956	USD	1,966,213,000	IDR	BCLY	11/30/2020	—	(110)
115,557	USD	390,000	ILS	BOA	11/30/2020	1,227	—
1,196,274	USD	125,470,000	JPY	JPM	11/30/2020	—	(2,572)

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
384,486	USD	434,139,000	KRW	JPM	11/30/2020	$1,917	$—
112,008	USD	2,356,000	MXN	MSC	11/30/2020	1,312	—
93,105	USD	385,000	RON	DEUT	11/27/2020	1,038	—
68,570	USD	5,263,000	RUB	GSC	11/30/2020	2,522	—
49,781	USD	1,558,000	THB	BCLY	11/30/2020	—	(196)

Total Foreign Currency Contracts						$281,352	$(92,962)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$450,154	$375,914	$74,240	$—
Banks	1,203,723	—	1,203,723	—
Capital Goods	5,860,729	2,784,751	3,075,978	—
Commercial & Professional Services	1,669,751	1,195,113	474,638	—
Consumer Durables & Apparel	2,468,940	1,698,130	770,810	—
Consumer Services	665,905	343,168	322,737	—
Diversified Financials	1,747,733	1,545,405	202,328	—
Energy	13,598,787	7,484,035	6,114,752	—
Food & Staples Retailing	115,482	—	115,482	—
Food, Beverage & Tobacco	1,213,954	799,780	414,174	—
Insurance	566,392	—	566,392	—
Materials	26,510,340	12,920,148	13,590,192	—
Media & Entertainment	1,448,976	1,448,976	—	—
Real Estate	12,997,159	8,144,016	4,853,143	—
Retailing	201,761	169,135	32,626	—
Semiconductors & Semiconductor Equipment	330,075	330,075	—	—
Software & Services	446,599	283,639	162,960	—
Technology Hardware & Equipment	787,735	432,757	354,978	—
Telecommunication Services	2,012,970	43,810	1,969,160	—
Transportation	1,673,144	766,855	906,289	—
Utilities	12,477,349	6,470,764	6,006,585	—
Asset & Commercial Mortgage-Backed Securities	305,449	—	305,449	—
Corporate Bonds	420,018	—	420,018	—
Foreign Government Obligations	3,886,642	—	3,886,642	—
U.S. Government Agencies	189,711	—	189,711	—
U.S. Government Securities	33,560,382	—	33,560,382	—
Convertible Bonds	60,430	—	60,430	—
Exchange-Traded Funds	2,891,343	2,891,343	—	—
Preferred Stocks	95,820	—	95,820	—
Short-Term Investments	13,398,749	10,061,869	3,336,880	—
Purchased Options	11,640	11,640	—	—
Foreign Currency Contracts(2)	281,352	—	281,352	—
Futures Contracts(2)	1,028,452	1,028,452	—	—
Swaps - Credit Default(2)	22,784	—	22,784	—

Total	$144,600,430	$61,229,775	$83,370,655	$—

Liabilities
Bond Forward Contracts(2)	$(61,178)	$—	$(61,178)	$—
Foreign Currency Contracts(2)	(92,962)	—	(92,962)	—
Futures Contracts(2)	(1,040,955)	(1,040,955)	—	—
Swaps - Credit Default(2)	(14,555)	—	(14,555)	—
Swaps - Total Return(2)	(10,238)	—	(10,238)	—
Written Options	(5,460)	(5,460)	—	—

Total	$(1,225,348)	$(1,046,415)	$(178,933)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

74

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 58.1%
2,832,498	Hartford Core Equity Fund, Class F	$102,508,093
1,625,275	Hartford Multifactor US Equity ETF	50,464,789
2,780,538	Hartford Small Cap Value Fund, Class F	23,106,271
3,341,765	The Hartford Equity Income Fund, Class F	58,280,383
529,802	The Hartford Growth Opportunities Fund, Class F	31,136,442
820,954	The Hartford MidCap Fund, Class F	26,270,528
1,055,151	The Hartford Small Company Fund, Class F	29,006,089

	Total Domestic Equity Funds (cost $286,053,495)	$320,772,595

	International/Global Equity Funds - 21.8%
1,252,092	Hartford Emerging Markets Equity Fund, Class F	11,268,832
1,564,823	Hartford Multifactor Developed Markets (ex-US) ETF	39,151,871
2,411,988	Hartford Schroders International Multi-Cap Value Fund, Class F	18,717,025
1,035,051	The Hartford International Growth Fund, Class F	16,560,817
2,081,763	The Hartford International Opportunities Fund, Class F	34,515,631

	Total International/Global Equity Funds (cost $126,405,555)	$120,214,176

	Taxable Fixed Income Funds - 19.9%
962,258	Hartford Core Bond ETF	40,287,337
439,354	Hartford Short Duration ETF	17,973,972
744,107	The Hartford Inflation Plus Fund, Class F	8,438,177
1,113,842	The Hartford Strategic Income Fund, Class F	10,069,134
3,064,575	The Hartford World Bond Fund, Class F	32,790,952

	Total Taxable Fixed Income Funds (cost $107,828,760)	$109,559,572

	Total Affiliated Investment Companies (cost $520,287,810)	$550,546,343

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
1,609,382	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(1)	$1,609,382

	Total Short-Term Investments (cost $1,609,382)	$1,609,382

Total Investments (cost $521,897,192)	100.1%	$552,155,725
Other Assets and Liabilities	(0.1)%	(326,693)

Total Net Assets	100.0%	$551,829,032

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$550,546,343	$550,546,343	$—	$—
Short-Term Investments	1,609,382	1,609,382	—	—

Total	$552,155,725	$552,155,725	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

75

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 42.0%
1,393,147	Hartford Core Equity Fund, Class F	$50,417,978
732,046	Hartford Multifactor US Equity ETF	22,730,028
1,271,471	Hartford Small Cap Value Fund, Class F	10,565,923
1,752,526	The Hartford Equity Income Fund, Class F	30,564,060
263,641	The Hartford Growth Opportunities Fund, Class F	15,494,172
407,898	The Hartford MidCap Fund, Class F	13,052,732
505,488	The Hartford Small Company Fund, Class F	13,895,862

	Total Domestic Equity Funds (cost $138,473,528)	$156,720,755

	International/Global Equity Funds - 17.8%
751,569	Hartford Emerging Markets Equity Fund, Class F	6,764,123
864,559	Hartford Multifactor Developed Markets (ex-US) ETF	21,631,266
1,219,835	Hartford Schroders International Multi-Cap Value Fund, Class F	9,465,921
571,749	The Hartford International Growth Fund, Class F	9,147,986
1,163,480	The Hartford International Opportunities Fund, Class F	19,290,492

	Total International/Global Equity Funds (cost $69,413,485)	$66,299,788

	Taxable Fixed Income Funds - 39.9%
1,327,033	Hartford Core Bond ETF	55,559,554
496,261	Hartford Short Duration ETF	20,302,038
942,477	The Hartford Inflation Plus Fund, Class F	10,687,691
1,964,373	The Hartford Strategic Income Fund, Class F	17,757,936
4,138,928	The Hartford World Bond Fund, Class F	44,286,532

	Total Taxable Fixed Income Funds (cost $146,301,160)	$148,593,751

	Total Affiliated Investment Companies (cost $354,188,173)	$371,614,294

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
1,204,152	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.04%(1)	$1,204,152

	Total Short-Term Investments (cost $1,204,152)	$1,204,152

Total Investments (cost $355,392,325)	100.0%	$372,818,446
Other Assets and Liabilities	0.0%	1,179

Total Net Assets	100.0%	$372,819,625

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$371,614,294	$371,614,294	$—	$—
Short-Term Investments	1,204,152	1,204,152	—	—

Total	$372,818,446	$372,818,446	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

76

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.0%
	Automobiles & Components - 0.5%
624,700	SAIC Motor Corp. Ltd. Class A	$2,162,664
355	Tesla, Inc.*	137,754
15,761	Tofas Turk Otomobil Fabrikasi AS	50,468
12,352	Volkswagen AG	1,799,242
242,000	Xinyi Glass Holdings Ltd.	531,441

		4,681,569

	Banks - 0.4%
558,000	Agricultural Bank of China Ltd. Class H	189,841
460,822	Bank of Communications Co., Ltd. Class H	226,716
16,531	Bank of Nova Scotia	687,028
574,000	China CITIC Bank Corp. Ltd. Class H	233,622
1,377,739	China Minsheng Banking Corp. Ltd. Class H	754,020
15,040	Mediobanca Banca di Credito Finanziario S.p.A.	106,780
7,775	PNC Financial Services Group, Inc.	869,867
426,600	Thanachart Capital PCL	376,402

		3,444,276

	Capital Goods - 3.0%
40,970	Alstom S.A.*	1,830,515
6,200	American Woodmark Corp.*	512,182
24,296	Assa Abloy AB Class B	520,723
67,935	BAE Systems plc	349,212
23,350	BMC Stock Holdings, Inc.*	924,426
30,460	Builders FirstSource, Inc.*	922,938
49,969	Cie de Saint-Gobain*	1,946,468
11,572	Fortive Corp.	712,835
12,054	Fortune Brands Home & Security, Inc.	974,807
12,400	ITOCHU Corp.	297,829
26,763	JELD-WEN Holding, Inc.*	562,826
3,480	Lennox International, Inc.	945,377
2,368	Lockheed Martin Corp.	829,108
58,769	Marubeni Corp.	306,845
8,500	Masonite International Corp.	748,000
63,565	Mitsui & Co., Ltd.	995,650
39,070	Nexans S.A.*	1,897,336
16,823	OC Oerlikon Corp. AG	117,103
4,579	Otis Worldwide Corp.	280,601
14,430	Owens Corning	944,732
9,158	Raytheon Technologies Corp.	497,463
4,840	Rockwool International A/S Class B	1,894,462
15,529	Schneider Electric SE	1,886,873
52,472	Signify N.V.*(1)	1,862,511
10,940	Vestas Wind Systems A/S	1,876,910
11,970	Vinci S.A.	945,451

		25,583,183

	Commercial & Professional Services - 0.3%
32,487	ADT, Inc.	214,089
83,895	Bureau Veritas S.A.*	1,839,678
13,538	Experian plc	495,950

		2,549,717

	Consumer Durables & Apparel - 2.4%
161,000	ANTA Sports Products Ltd.	1,787,285
5,630	Cavco Industries, Inc.*	969,148
23,820	Century Communities, Inc.*	925,169
14,327	D.R. Horton, Inc.	957,187
224,200	Gree Electric Appliances, Inc. of Zhuhai Class A	1,965,564
482,000	Haier Electronics Group Co., Ltd.	1,837,493
10,430	Installed Building Products, Inc.	944,332
29,463	KB Home	950,182
15,143	Lennar Corp. Class A	1,063,493
357,000	Li Ning Co., Ltd.	1,860,662
9,632	NIKE, Inc. Class B	1,156,610

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.0% - (continued)
	Consumer Durables & Apparel - 2.4% - (continued)
243	NVR, Inc.*	$960,601
23,458	PulteGroup, Inc.	956,148
102,100	Shenzhou International Group Holdings Ltd.	1,776,475
22,267	Toll Brothers, Inc.	941,449
6,165	TopBuild Corp.*	944,540
58,123	TRI Pointe Group, Inc.*	954,961

		20,951,299

	Consumer Services - 0.7%
56,515	Compass Group plc	773,562
6,706	McDonald’s Corp.	1,428,378
12,000	McDonald’s Holdings Co. Japan Ltd.	569,057
10,600	New Oriental Education & Technology Group, Inc. ADR*	1,700,028
22,700	TAL Education Group ADR*	1,508,642

		5,979,667

	Diversified Financials - 0.4%
12,121	Annaly Capital Management, Inc. REIT	85,938
43,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,812,105
19,608	Invesco Ltd.	257,061
20,925	Navient Corp.	167,609
23,427	OneMain Holdings, Inc.	817,368
9,823	Virtu Financial, Inc. Class A	210,016

		3,350,097

	Energy - 0.2%
170,000	China Petroleum & Chemical Corp. Class H	66,380
415,801	China Shenhua Energy Co., Ltd. Class H	720,434
9,535	Helmerich & Payne, Inc.	141,786
20,385	Total SE	617,598

		1,546,198

	Food & Staples Retailing - 0.3%
39,444	Koninklijke Ahold Delhaize N.V.	1,081,388
15,331	Kroger Co.	493,811
33,400	Seven & i Holdings Co., Ltd.	1,015,182

		2,590,381

	Food, Beverage & Tobacco - 1.6%
27,644	Altria Group, Inc.	997,396
369,000	China Mengniu Dairy Co., Ltd.*	1,739,582
16,897	Coca-Cola Co.	812,070
1,192	Conagra Brands, Inc.	41,827
22,223	Diageo plc	718,199
32,600	Heilongjiang Agriculture Co., Ltd. Class A	84,877
11,371	Heineken N.V.	1,006,533
8,698	Imperial Brands plc	137,669
310,340	Inner Mongolia Yili Industrial Group Co., Ltd. Class A	1,844,216
1,338	JM Smucker Co.	150,124
10,789	Kraft Heinz Co.	330,036
623	KT&G Corp.	44,485
7,182	Kweichow Moutai Co., Ltd. Class A	1,794,401
8,243	Nestle S.A.	927,155
6,119	PepsiCo., Inc.	815,601
2,794	Philip Morris International, Inc.	198,430
3,300	Toyo Suisan Kaisha Ltd.	164,227
111,500	WH Group Ltd.(1)	87,820
54,175	Wuliangye Yibin Co., Ltd. Class A	1,980,767

		13,875,415

	Health Care Equipment & Services - 1.0%
11,213	Baxter International, Inc.	869,792
6,062	CVS Health Corp.	340,018
8,900	Guangzhou Wondfo Biotech Co., Ltd. Class A	101,305

The accompanying notes are an integral part of these financial statements.

77

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.0% - (continued)
	Health Care Equipment & Services - 1.0% - (continued)
73,100	Hartalega Holdings Bhd	$317,096
22,137	Koninklijke Philips N.V.*	1,025,314
166,600	Kossan Rubber Industries	301,021
10,624	Medtronic plc	1,068,456
275	Quidel Corp.*	73,780
34,230	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	1,981,436
5,540	Sysmex Corp.	520,365
11,153	Telefonica Celular del Paraguay S.A.	510,696
21,900	Top Glove Corp. Bhd	45,169
4,512	UnitedHealth Group, Inc.	1,376,792

		8,531,240

	Household & Personal Products - 0.5%
16,420	Colgate-Palmolive Co.	1,295,374
9,202	Procter & Gamble Co.	1,261,594
13,801	Reckitt Benckiser Group plc	1,215,710
3,623	Spectrum Brands Holdings, Inc.	206,040

		3,978,718

	Insurance - 0.6%
114,969	AIA Group Ltd.	1,094,180
31,874	AXA S.A.	511,874
6,840	Chubb Ltd.	888,585
117,616	Japan Post Holdings Co., Ltd.	807,015
171,500	Ping An Insurance Group Co., of China Ltd. Class H	1,773,254

		5,074,908

	Materials - 0.8%
217,760	Anhui Conch Cement Co., Ltd. Class A	1,658,260
4,671	Dow, Inc.	212,484
931,098	Elkem ASA(1)	1,980,343
37,872	Evraz plc	176,358
47,749	Fortescue Metals Group Ltd.	584,137
71,100	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. Class A	75,013
7,433	LafargeHolcim Ltd.*	319,022
4,521	Linde plc	996,157
34,250	Louisiana-Pacific Corp.	978,865
1,662	Rio Tinto Ltd.	108,119
19,372	Yamana Gold, Inc.	107,743

		7,196,501

	Media & Entertainment - 0.5%
2,882	Activision Blizzard, Inc.	218,254
7,100	Capcom Co., Ltd.	388,310
54,723	Eutelsat Communications S.A.	550,406
2,147	Interpublic Group of Cos., Inc.	38,839
28,845	Lions Gate Entertainment Corp. Class B*	180,858
504	Match Group, Inc.*	58,857
21,014	News Corp. Class A	275,914
19,300	Nexon Co., Ltd.	537,908
25,700	Tencent Holdings Ltd.	1,963,624
2,449	Zillow Group, Inc. Class C*	217,031
25,620	Zynga, Inc. Class A*	230,324

		4,660,325

	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
12,991	AbbVie, Inc.	1,105,534
13,222	AstraZeneca plc ADR	663,216
4,796	Bristol-Myers Squibb Co.	280,326
1,403,520	CSPC Pharmaceutical Group Ltd.	1,490,433
14,134	Gilead Sciences, Inc.	821,892
14,167	Johnson & Johnson	1,942,437
17,439	Merck & Co., Inc.	1,311,587
2,669	Moderna, Inc.*	180,078

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0% - (continued)
15,366	Novartis AG	$1,197,358
16,691	Orion Oyj Class B	714,368
31,562	Pfizer, Inc.	1,119,820
1,914	QIAGEN N.V.*	90,800
3,763	Roche Holding AG	1,209,170
21,200	Shijiazhuang Yiling Pharmaceutical Co., Ltd. Class A	84,400
1,598,500	Sino Biopharmaceutical Ltd.	1,619,271
3,008,000	SSY Group Ltd.	1,646,481
19,500	Zai Lab Ltd. ADR*	1,599,975

		17,077,146

	Real Estate - 2.4%
25,476	American Tower Corp. REIT	5,850,564
297,088	Barwa Real Estate Co.	272,104
115,784	Douglas Emmett, Inc. REIT	2,732,502
80,781	Equity LifeStyle Properties, Inc. REIT	4,781,427
102,148	Henderson Land Development Co., Ltd.	360,795
117,500	Kerry Properties Ltd.	288,290
2,840	Omega Healthcare Investors, Inc. REIT	81,820
25,056	Public Storage REIT	5,739,578
152,000	Sino Land Co., Ltd.	180,132
11,500	Sun Hung Kai Properties Ltd.	148,026

		20,435,238

	Retailing - 1.0%
5,900	Alibaba Group Holding Ltd. ADR*	1,797,671
2,006,600	Allstar Co.(3)(4)	1,685,544
3,615	Home Depot, Inc.	964,157
16,970	K’s Holdings Corp.	216,722
6,060	Lowe’s Cos., Inc.	958,086
51,600	Meituan Dianping Class B*	1,923,604
10,683	TJX Cos., Inc.	542,696
13,296	Tory Burch LLC(2)(3)(4)	548,593

		8,637,073

	Semiconductors & Semiconductor Equipment - 0.5%
1,393	Broadcom, Inc.	487,034
20,000	First Solar, Inc.*	1,740,900
1,895	Intel Corp.	83,911
62,650	Radiant Opto-Electronics Corp.	246,842
61,086	STMicroelectronics N.V.	1,863,380
189,468	United Microelectronics Corp.	203,631

		4,625,698

	Software & Services - 1.2%
4,094	2U, Inc.*	150,864
3,981	Accenture plc Class A	863,519
5,209	Alliance Data Systems Corp.	268,472
10,342	Amdocs Ltd.	583,082
3,887	Automatic Data Processing, Inc.	613,991
1,569	Booz Allen Hamilton Holding Corp.	123,166
8,582	Capgemini SE	990,945
852	CGI, Inc.*	52,867
1,146	Check Point Software Technologies Ltd.*	130,140
231	Citrix Systems, Inc.	26,165
4,505	Cognizant Technology Solutions Corp. Class A	321,747
1,194	Datadog, Inc. Class A*	108,356
2,268	Dropbox, Inc. Class A*	41,414
604	Fortinet, Inc.*	66,663
2,400	Fujitsu Ltd.	283,955
9,747	International Business Machines Corp.	1,088,350
633	Leidos Holdings, Inc.	52,539
11,164	Microsoft Corp.	2,260,375
14,299	Nortonlifelock, Inc.	294,130

The accompanying notes are an integral part of these financial statements.

78

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.0% - (continued)
	Software & Services - 1.2% - (continued)
7,658	Oracle Corp.	$429,690
16,712	SolarWinds Corp.*	341,426
4,717	SS&C Technologies Holdings, Inc.	279,341
3,121	Visa, Inc. Class A	567,117
17,453	Western Union Co.	339,286

		10,277,600

	Technology Hardware & Equipment - 0.1%
74,000	Asustek Computer, Inc.	628,712
61,000	Pegatron Corp.	131,457
14,400	VTech Holdings Ltd.	95,544
4,422	Xerox Holdings Corp.	76,854

		932,567

	Telecommunication Services - 0.7%
40,999	AT&T, Inc.	1,107,793
108,557	CenturyLink, Inc.	935,761
81,500	China Mobile Ltd.	498,498
36,905	Deutsche Telekom AG	560,910
183,000	HKT Trust & HKT Ltd.	236,668
27,630	KDDI Corp.	747,529
2,150	Liberty Global plc Class A*	40,807
77,210	Mobile TeleSystems PJSC ADR	603,782
96,459	Ooredoo QPSC	175,054
2,983	Telephone & Data Systems, Inc.	50,711
1,452	United States Cellular Corp.*	42,282
19,629	Verizon Communications, Inc.	1,118,657

		6,118,452

	Transportation - 0.5%
12,068	Canadian National Railway Co.	1,198,829
2,235	Macquarie Infrastructure Corp.	57,663
1,690	Ryder System, Inc.	83,249
3,600	SG Holdings Co., Ltd.	86,834
173,655	Shanghai International Airport Co., Ltd. Class A	1,717,954
5,165	United Parcel Service, Inc. Class B	811,473
7,400	Yamato Holdings Co., Ltd.	195,881

		4,151,883

	Utilities - 2.4%
2,537,000	China Longyuan Power Group Corp. Ltd. Class H	1,738,886
32,950	Edison International	1,846,518
100,665	EDP Renovaveis S.A.	1,913,712
163,570	Electricite de France S.A.	1,898,567
16,678	Enagas S.A.	359,974
96,634	Encavis AG	1,893,880
228,941	Enel S.p.A.	1,820,196
156,359	Engie S.A.*	1,891,092
165,100	ENN Energy Holdings Ltd.	2,089,522
2,298	Exelon Corp.	91,667
155,823	Iberdrola S.A.	1,839,892
76,154	National Grid plc	905,889
50,993	RWE AG	1,887,136
8,600	Toho Gas Co., Ltd.	443,947
8,100	Tohoku Electric Power Co., Inc.	71,467

		20,692,345

	Total Common Stocks (cost $199,928,273)	$206,941,496

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3%
	Asset-Backed - Automobile - 0.6%
	ARI Fleet Lease Trust
$27,150	2.55%, 10/15/2026(1)	$27,220
123,464	3.22%, 08/16/2027(1)	124,805

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Asset-Backed - Automobile - 0.6% - (continued)
$965,000	Broad River BSL Funding CLO 2.60%, 04/20/2029, 3 mo. USD LIBOR + 2.380%(1)(5)	$963,163
34,283	Canadian Pacer Auto Receivables Trust 3.27%, 12/19/2022(1)	34,776
262,736	Chesapeake Funding II LLC 0.87%, 08/16/2032(1)	263,734
	Chesapeake Funding LLC
28,997	0.60%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(1)(5)	28,996
62,691	1.91%, 08/15/2029(1)	62,833
236,101	3.23%, 08/15/2030(1)	239,738
	Enterprise Fleet Financing LLC
281,244	2.06%, 05/20/2025(1)	285,981
111,446	2.98%, 10/20/2024(1)	113,536
214,389	3.38%, 05/20/2024(1)	217,576
1,250,000	JPMorgan Chase Bank NA 1.89%, 01/25/2028(1)	1,253,322
	Magnetite Ltd.
400,000	2.57%, 10/25/2031, 3 mo. USD LIBOR + 2.350%(1)(5)	397,663
350,000	3.72%, 10/25/2031, 3 mo. USD LIBOR + 3.500%(1)(5)	348,122
562,654	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	569,308
75,342	Santander Retail Auto Lease Trust 2.72%, 01/20/2022(1)	75,664
540,000	Symphony CLO Ltd. 0.00%, 01/15/2034, 3 mo. USD LIBOR(1)	538,282

		5,544,719

	Asset-Backed - Finance & Insurance - 6.6%
677,150	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(6)	674,515
520,000	Apidos CLO 0.00%, 01/20/2033, 3 mo. USD LIBOR + 2.300%(1)(5)(7)	520,000
270,000	Apidos CLO XXXIII 2.97%, 07/24/2031, 3 mo. USD LIBOR + 2.700%(1)(5)	269,840
1,250,000	Babson CLO Ltd. 0.00%, 10/15/2033, 3 mo. USD LIBOR + 2.600%(1)(5)(7)	1,249,365
1,895,000	Bain Capital Credit CLO Ltd. 0.00%, 10/23/2032, 3 mo. USD LIBOR + 3.750%(1)(5)	1,888,858
260,000	Ballyrock CLO Ltd. 2.76%, 10/20/2031, 3 mo. USD LIBOR + 2.550%(1)(5)	260,000
	Barings CLO Ltd.
1,000,000	2.12%, 07/20/2029, 3 mo. USD LIBOR + 1.900%(1)(5)	960,249
1,250,000	2.78%, 10/15/2032, 3 mo. USD LIBOR + 2.550%(1)(5)	1,250,000
1,110,000	3.98%, 10/15/2032, 3 mo. USD LIBOR + 3.750%(1)(5)	1,110,000
288,713	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(6)	298,764
330,000	BFLD Trust 2.20%, 11/15/2022, 1 mo. USD LIBOR + 2.050%(1)(5)(7)	330,000
	BlueMountain CLO Ltd.
1,400,000	1.74%, 07/15/2031, 3 mo. USD LIBOR + 1.500%(1)(5)	1,373,294
2,000,000	1.91%, 07/30/2030, 3 mo. USD LIBOR + 1.700%(1)(5)	1,966,662
1,200,000	1.98%, 08/15/2031, 3 mo. USD LIBOR + 1.700%(1)(5)	1,171,985
490,000	2.07%, 04/20/2027, 3 mo. USD LIBOR + 1.850%(1)(5)	461,784

The accompanying notes are an integral part of these financial statements.

79

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Asset-Backed - Finance & Insurance - 6.6% - (continued)
	Carlyle Global Market Strategies CLO Ltd.
$1,000,000	2.02%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(5)	$932,467
560,000	2.02%, 07/20/2032, 3 mo. USD LIBOR + 1.800%(1)(5)	539,437
1,255,000	Cayuga Park CLO Ltd. 4.23%, 07/17/2031, 3 mo. USD LIBOR + 4.000%(1)(5)	1,255,336
506,407	CF Hippolyta LLC 1.69%, 07/15/2060(1)	511,759
	CIFC Funding Ltd.
750,000	1.27%, 04/24/2030, 3 mo. USD LIBOR + 1.050%(1)(5)	739,743
1,200,000	2.02%, 10/22/2031, 3 mo. USD LIBOR + 1.800%(1)(5)	1,175,950
785,000	2.13%, 01/16/2033, 3 mo. USD LIBOR + 1.900%(1)(5)	782,844
835,000	2.61%, 10/20/2031, 3 mo. USD LIBOR + 2.400%(1)(5)	829,617
1,250,000	4.11%, 10/20/2031, 3 mo. USD LIBOR + 3.900%(1)(5)	1,237,795
780,000	Credit Acceptance Auto Loan Trust 1.24%, 10/15/2029(1)	779,582
1,000,000	CSMC Trust 3.65%, 11/13/2039(1)(6)	790,538
	DB Master Finance LLC
138,600	3.79%, 05/20/2049(1)	142,071
123,750	4.02%, 05/20/2049(1)	130,312
2,515,000	Dryden CLO Ltd. 0.00%, 10/15/2032, 3 mo. USD LIBOR + 3.900%(1)(5)	2,502,724
	Dryden Senior Loan Fund
1,200,000	1.69%, 04/15/2029, 3 mo. USD LIBOR + 1.450%(1)(5)	1,162,414
500,000	2.09%, 10/15/2027, 3 mo. USD LIBOR + 1.850%(1)(5)	482,021
230,000	Ford Credit Floorplan Master Owner Trust 2.44%, 09/15/2026	243,977
	GreatAmerica Leasing Receivables Funding LLC
69,741	2.36%, 01/20/2023(1)	69,846
18,943	2.60%, 06/15/2021(1)	18,965
160,000	2.83%, 06/17/2024(1)	162,438
241,443	Horizon Aircraft Finance Ltd. 3.43%, 11/15/2039(1)	223,888
605,000	KKR CLO Ltd. 1.47%, 01/20/2029, 3 mo. USD LIBOR + 1.250%(1)(5)	603,916
250,000	LCM L.P. 2.17%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(5)	240,471
1,200,000	LCM XIV L.P. 1.80%, 07/20/2031, 3 mo. USD LIBOR + 1.580%(1)(5)	1,151,183
	LCM XXV Ltd.
1,473,000	1.87%, 07/20/2030, 3 mo. USD LIBOR + 1.650%(1)(5)	1,422,548
931,334	2.52%, 07/20/2030, 3 mo. USD LIBOR + 2.300%(1)(5)	885,467
	Madison Park Funding Ltd.
855,000	0.99%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(5)	841,422
1,200,000	1.72%, 04/19/2030, 3 mo. USD LIBOR + 1.500%(1)(5)	1,165,297
850,000	2.74%, 04/15/2029, 3 mo. USD LIBOR + 2.500%(1)(5)	777,665
1,090,000	Magnetite VII Ltd. 1.04%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(5)	1,075,405
715,000	Magnetite XVIII Ltd. 1.78%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(1)(5)	698,479
305,000	MKT Mortgage Trust 2.94%, 02/12/2040(1)(6)	296,779
	MMAF Equipment Finance LLC
84,164	2.21%, 10/17/2022(1)	84,708
295,000	2.21%, 12/15/2032(1)	302,211

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Asset-Backed - Finance & Insurance - 6.6% - (continued)
	Neuberger Berman Loan Advisers CLO Ltd.
$990,000	2.58%, 10/20/2032, 3 mo. USD LIBOR + 2.350%(1)(5)	$984,217
1,250,000	3.98%, 10/20/2032, 3 mo. USD LIBOR + 3.750%(1)(5)	1,236,789
1,250,000	Oaktree CLO Ltd. 2.94%, 07/15/2029, 3 mo. USD LIBOR + 2.590%(1)(5)	1,251,957
	Octagon Investment Partners Ltd.
750,000	2.62%, 07/20/2030, 3 mo. USD LIBOR + 2.400%(1)(5)	734,520
690,000	4.23%, 10/20/2031, 3 mo. USD LIBOR + 4.000%(1)(5)	693,450
1,465,000	OHA Credit Funding Ltd. 0.00%, 10/19/2032, 3 mo. USD LIBOR + 3.650%(1)(5)(7)	1,453,954
36,909	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	36,972
1,250,000	Race Point CLO Ltd. 2.30%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(5)	1,178,704
	Sound Point CLO Ltd.
1,200,000	2.02%, 10/20/2031, 3 mo. USD LIBOR + 1.800%(1)(5)	1,179,566
2,340,000	2.72%, 07/20/2030, 3 mo. USD LIBOR + 2.400%(1)(5)	2,343,246
90,513	Springleaf Funding Trust 3.48%, 05/15/2028(1)	90,882
535,000	Stratus CLO Ltd. 3.92%, 10/15/2028, 3 mo. USD LIBOR + 3.650%(1)(5)	530,320
1,195,000	Treman Park CLO Ltd. 1.29%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(5)	1,189,795
	Voya CLO Ltd.
1,200,000	1.47%, 01/18/2029, 3 mo. USD LIBOR + 1.250%(1)(5)	1,181,514
1,200,000	1.52%, 01/20/2031, 3 mo. USD LIBOR + 1.300%(1)(5)	1,168,747
990,000	2.14%, 10/15/2030, 3 mo. USD LIBOR + 1.900%(1)(5)	944,446
1,200,000	2.32%, 07/14/2031, 3 mo. USD LIBOR + 2.090%(1)(5)	1,147,052
800,000	2.42%, 10/18/2031, 3 mo. USD LIBOR + 2.200%(1)(5)	769,262
1,000,000	2.99%, 10/15/2030, 3 mo. USD LIBOR + 2.750%(1)(5)	970,962

		57,130,946

	Asset-Backed - Home Equity - 0.1%
205,000	Progress Residential Trust 1.50%, 10/17/2027(1)	203,959
305,000	Tricon American Homes Trust 2.03%, 11/17/2039(1)(7)	304,321

		508,280

	Collateralized - Mortgage Obligations - 0.1%
470,000	Benchmark Mortgage Trust 3.21%, 09/15/2053	471,735

	Commercial Mortgage-Backed Securities - 5.1%
1,125,000	1211 Avenue of the Americas Trust 4.14%, 08/10/2035(1)(6)	1,170,863
1,250,000	280 Park Avenue Mortgage Trust 1.69%, 09/15/2034, 1 mo. USD LIBOR + 1.537%(1)(5)	1,210,861
	BAMLL Commercial Mortgage Securities Trust
905,000	3.00%, 11/15/2025	905,000
365,000	4.09%, 08/10/2038(1)(6)	422,390
30,166,985	Banc of America Commercial Mortgage Trust 0.74%, 11/15/2050(6)(8)	1,292,864

The accompanying notes are an integral part of these financial statements.

80

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Commercial Mortgage-Backed Securities - 5.1% - (continued)
$500,000	BBCMS Mortgage Trust 1.00%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(5)	$480,878
	Benchmark Mortgage Trust
30,302,536	0.49%, 07/15/2051(6)(8)	888,076
22,956,242	0.67%, 01/15/2052(6)(8)	986,903
1,210,000	BF NYT Mortgage Trust 1.85%, 12/15/2035, 1 mo. USD LIBOR + 1.700%(1)(5)	1,203,706
	BX Commercial Mortgage Trust
240,000	0.00%, 11/15/2032(1)	240,000
1,044,044	1.40%, 12/15/2036, 1 mo. USD LIBOR + 1.250%(1)(5)	1,019,394
835,382	1.60%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(5)	830,686
265,803	2.15%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(5)	260,171
860,000	BX Trust 1.60%, 11/15/2032, 1 mo. USD LIBOR + 1.450%(1)(5)	839,761
1,190,000	CAMB Commercial Mortgage Trust 1.90%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(5)	1,188,954
19,564,218	CD Mortgage Trust 1.01%, 02/10/2050(6)(8)	970,890
944,000	Commercial Mortgage Trust 4.32%, 12/10/2045(1)(6)	919,803
	CSAIL Commercial Mortgage Trust
20,403,771	0.61%, 08/15/2051(6)(8)	760,981
24,435,569	0.72%, 11/15/2050(6)(8)	945,180
785,000	CSMC Trust 2.76%, 04/05/2033(1)	780,348
175,000	CX Commercial Mortgage Trust 2.68%, 11/10/2046(1)(7)	170,267
	DBJPM Mortgage Trust
9,252,083	1.47%, 08/10/2049(6)(8)	635,942
3,373,233	1.71%, 09/15/2053(6)(8)	377,097
335,000	DC Office Trust 3.07%, 09/15/2045(1)(6)	325,105
350,000	ExteNet LLC 3.20%, 07/26/2049(1)	358,229
	FREMF Mortgage Trust
75,000	3.51%, 11/25/2045(1)(6)	78,723
370,000	3.54%, 02/25/2052(1)(6)	400,249
390,000	3.65%, 10/25/2052(1)(6)	428,073
135,000	3.68%, 01/25/2048(1)(6)	145,386
75,000	3.70%, 04/25/2048(1)(6)	81,201
95,000	3.78%, 10/25/2048(1)(6)	103,807
80,000	3.88%, 02/25/2050(1)(6)	85,838
1,200,000	3.98%, 05/25/2050(1)(6)	1,268,738
460,000	4.08%, 09/25/2025(1)(6)	506,307
120,000	4.16%, 04/25/2049(1)(6)	133,587
	GS Mortgage Securities Corp. Trust
100,000	1.55%, 07/15/2032, 1 mo. USD LIBOR + 1.300%(1)(5)	97,863
1,190,000	1.75%, 06/15/2036, 1 mo. USD LIBOR + 1.600%(1)(5)	1,137,030
500,000	3.45%, 03/27/2051(2)(3)(6)	535,918
	GS Mortgage Securities Trust
35,407,146	0.45%, 03/10/2051(6)(8)	968,708
15,252,149	1.09%, 07/10/2052(6)(8)	1,084,469
5,823,779	1.14%, 05/10/2052(6)(8)	416,630
1,250,000	3.76%, 05/10/2049(6)	1,335,236
469,000	3.97%, 05/10/2052	504,316
500,000	Hudson Yards Mortgage Trust 2.98%, 08/10/2038(1)(6)	480,809
	JP Morgan Chase Commercial Mortgage Securities Trust
1,195,000	3.62%, 01/16/2037(1)	1,154,768
1,190,000	3.75%, 06/05/2039(1)(6)	1,288,448
2,358,657	JP Morgan Mortgage Trust 4.23%, 11/25/2050(1)(6)	2,522,831

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Commercial Mortgage-Backed Securities - 5.1% - (continued)
$920,000	KNDL Mortgage Trust 1.50%, 05/15/2036, 1 mo. USD LIBOR + 1.350%(1)(5)	$904,411
1,314,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.11%, 11/15/2052(6)	1,429,235
	Morgan Stanley Capital Trust
660,000	1.55%, 11/15/2034, 1 mo. USD LIBOR + 1.400%(1)(5)	655,981
1,250,000	1.80%, 10/15/2037, 1 mo. USD LIBOR + 1.650%(1)(5)	1,223,510
275,000	3.30%, 12/15/2036, 1 mo. USD LIBOR + 1.800%(1)(5)	263,853
1,250,000	One Market Plaza Trust 4.15%, 02/10/2032(1)	1,275,219
400,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(6)	381,400
1,000,000	Wells Fargo Commercial Mortgage Trust 4.14%, 10/15/2045	1,034,540
	Wells Fargo N.A.
12,496,829	0.70%, 12/15/2052(6)(8)	682,960
12,250,007	0.90%, 05/15/2062(6)(8)	774,825
	WF-RBS Commercial Mortgage Trust
915,000	5.22%, 06/15/2044(1)(6)	897,893
665,000	5.66%, 11/15/2044(1)(6)	670,465

		44,137,576

	Other Asset-Backed Securities - 1.5%
221,743	Aaset Trust 3.84%, 05/15/2039(1)	206,286
478,249	Aaset U.S. Ltd. 4.45%, 11/18/2038(1)	446,153
212,913	Affirm Asset Securitization Trust 3.46%, 10/15/2024(1)	214,262
650,000	Atlas Senior Loan Fund Ltd. 1.74%, 01/15/2031, 3 mo. USD LIBOR + 1.500%(1)(5)	620,149
133,311	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(6)	138,689
	Bayview Opportunity Master Fund Trust
138,432	3.50%, 01/28/2055(1)(6)	141,109
190,315	3.50%, 06/28/2057(1)(6)	196,603
170,031	4.00%, 10/28/2064(1)(6)	176,660
545,000	BlueMountain CLO Ltd. 1.70%, 11/20/2028, 3 mo. USD LIBOR + 1.450%(1)(5)	529,683
1,200,000	Carlyle U.S. CLO Ltd. 1.67%, 10/20/2027, 3 mo. USD LIBOR + 1.450%(1)(5)	1,167,350
227,477	Castlelake Aircraft Securitization Trust 3.97%, 04/15/2039(1)	208,804
134,832	Cloud Pass-Through Trust 3.55%, 12/05/2022(1)(6)	136,844
400,000	Dewolf Park CLO Ltd. 2.39%, 10/15/2030, 3 mo. USD LIBOR + 2.150%(1)(5)	392,521
462,440	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(1)	469,255
750,000	LCM XXIII Ltd. 3.52%, 10/20/2029, 3 mo. USD LIBOR + 3.300%(1)(5)	677,319
1,750,000	Long Point Park CLO Ltd. 1.92%, 01/17/2030, 3 mo. USD LIBOR + 1.700%(1)(5)	1,688,129
	Mill City Mortgage Loan Trust
42,117	2.50%, 04/25/2057(1)(6)	42,558
204,240	2.75%, 01/25/2061(1)(6)	210,268
700,000	Neuberger Berman CLO Ltd. 1.84%, 01/15/2028, 3 mo. USD LIBOR + 1.600%(1)(5)	672,731
1,250,000	Neuberger Berman Loan Advisers CLO Ltd. 2.17%, 04/20/2031, 3 mo. USD LIBOR + 1.950%(1)(5)	1,247,739
314,236	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	286,980

The accompanying notes are an integral part of these financial statements.

81

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Other Asset-Backed Securities - 1.5% - (continued)
$101,859	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027(1)	$102,468
	Stack Infrastructure Issuer LLC
100,000	1.89%, 08/25/2045(1)	100,338
340,000	3.08%, 10/25/2044(1)	346,899
164,913	START Ireland 4.09%, 03/15/2044(1)	155,677
54,087	START Ltd. 3.54%, 11/15/2044(1)	49,666
	Towd Point Mortgage Trust
108,426	2.25%, 04/25/2056(1)(6)	109,700
201,444	2.75%, 10/25/2056(1)(6)	206,473
71,749	2.75%, 04/25/2057(1)(6)	73,665
274,813	2.75%, 06/25/2057(1)(6)	284,273
105,094	3.00%, 01/25/2058(1)(6)	109,673
	Vantage Data Centers Issuer LLC
1,185,000	1.65%, 09/15/2045(1)	1,177,640
420,042	3.19%, 07/15/2044(1)	437,503

		13,024,067

	Whole Loan Collateral CMO - 3.3%
	Angel Oak Mortgage Trust LLC
894,342	2.04%, 05/25/2065(1)(6)	894,581
201,543	2.62%, 11/25/2059(1)(6)	203,464
21,969	2.71%, 11/25/2047(1)(6)	21,991
326,618	3.65%, 09/25/2048(1)(6)	332,755
8,873,575	Banc of America Commercial Mortgage Trust 1.79%, 03/15/2063(6)(8)	1,305,051
	Benchmark Mortgage Trust
2,951,706	1.05%, 05/15/2052(6)(8)	201,671
14,935,505	1.23%, 03/15/2062(6)(8)	1,187,748
325,000	3.72%, 12/15/2072(6)	324,958
1,000,000	3.96%, 05/15/2052(6)	1,097,229
91,863	BRAVO Residential Funding Trust 2.41%, 05/25/2060(1)(6)	91,885
959,041	Chase Mortgage Reference Notes 2.65%, 10/25/2057, 1 mo. USD LIBOR + 2.500%(1)(5)	963,404
	Deephaven Residential Mortgage Trust
51,888	2.45%, 06/25/2047(1)(6)	52,004
33,374	2.58%, 10/25/2047(1)(6)	33,761
12,511	2.73%, 12/26/2046(1)(6)	12,530
77,886	2.98%, 12/25/2057(1)(6)	77,968
615,989	3.05%, 10/25/2059(1)(6)	622,154
70,853	3.56%, 04/25/2059(1)(6)	71,684
	Fannie Mae Connecticut Avenue Securities
371,804	2.30%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(5)	362,923
327,987	2.35%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(5)	318,320
366,571	2.40%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(5)	361,072
368,152	2.70%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(5)	361,003
824,035	2.80%, 02/25/2030, 1 mo. USD LIBOR + 2.650%(5)	817,958
775,527	3.70%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(5)	797,037
996,631	4.40%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(5)	1,030,062
870,608	4.45%, 02/25/2025, 1 mo. USD LIBOR + 4.300%(5)	883,766
616,965	4.50%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(5)	641,695
671,659	4.60%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(5)	697,380
1,403,011	5.15%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(5)	1,431,744

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3% - (continued)
	Whole Loan Collateral CMO - 3.3% - (continued)
$1,033,591	5.45%, 10/25/2028, 1 mo. USD LIBOR + 5.300%(5)	$1,090,692
650,100	5.85%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(5)	688,292
704,356	6.05%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(5)	745,736
1,035,575	6.15%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(5)	1,089,622
606,385	6.90%, 08/25/2028, 1 mo. USD LIBOR + 6.750%(5)	646,089
650,000	FirstKey Homes Trust 1.67%, 10/19/2037(1)	647,092
945,000	FREMF Mortgage Trust 4.19%, 05/25/2052(1)(6)	1,076,374
	GS Mortgage-Backed Securities Trust
130,424	2.35%, 09/27/2060(1)(6)	130,754
710,000	3.45%, 03/27/2051(2)(3)(6)	724,062
1,298,160	JP Morgan Mortgage Trust 4.23%, 11/25/2050(1)(6)	1,349,266
202,879	MetLife Securitization Trust 3.00%, 04/25/2055(1)(6)	213,747
251,017	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(6)	270,756
	Seasoned Credit Risk Transfer Trust
303,155	3.50%, 03/25/2058	325,914
291,694	3.50%, 07/25/2058	313,881
423,339	3.50%, 10/25/2058	456,177
212,784	Verus Securitization Trust 3.21%, 05/25/2059(1)(6)	214,880
	Wells Fargo N.A.
31,773,637	0.96%, 08/15/2061(6)(8)	2,180,574
14,230,352	1.36%, 03/15/2063(6)(8)	1,296,993

		28,658,699

	Total Asset & Commercial Mortgage-Backed Securities (cost $150,724,666)	$149,476,022

CORPORATE BONDS - 20.5%
	Aerospace/Defense - 0.5%
600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$677,556
200,000	BAE Systems plc 3.40%, 04/15/2030(1)	222,475
	Boeing Co.
603,000	3.25%, 03/01/2028	592,219
170,000	3.45%, 11/01/2028	168,496
685,000	5.15%, 05/01/2030	757,015
135,000	Lockheed Martin Corp. 4.85%, 09/15/2041	176,289
	United Technologies Corp.
300,000	3.95%, 08/16/2025	342,223
900,000	4.13%, 11/16/2028	1,055,391

		3,991,664

	Agriculture - 0.4%
	Altria Group, Inc.
140,000	4.50%, 05/02/2043	153,284
180,000	5.80%, 02/14/2039	229,200
990,000	BAT Capital Corp. 3.56%, 08/15/2027	1,068,417
1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,301,652
	Philip Morris International, Inc.
300,000	2.63%, 03/06/2023	315,330
80,000	4.88%, 11/15/2043	103,068

		3,170,951

	Airlines - 0.1%
391,676	Continental Airlines, Inc. 5.98%, 10/19/2023	381,808

The accompanying notes are an integral part of these financial statements.

82

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Airlines - 0.1% - (continued)
$195,629	Southwest Airlines Co. 6.15%, 02/01/2024	$202,095
57,643	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	45,594

		629,497

	Apparel - 0.2%
640,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	648,000
	VF Corp.
160,000	2.80%, 04/23/2027	172,725
770,000	2.95%, 04/23/2030	835,762

		1,656,487

	Auto Manufacturers - 0.3%
	General Motors Financial Co., Inc.
1,375,000	3.70%, 05/09/2023	1,444,886
335,000	3.95%, 04/13/2024	357,818
630,000	Nissan Motor Co., Ltd. 4.35%, 09/17/2027(1)	631,959
485,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(1)	527,580

		2,962,243

	Auto Parts & Equipment - 0.1%
675,000	Clarios Global L.P. / Clarios US Finance Co. 6.25%, 05/15/2026(1)	707,089

	Beverages - 0.3%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
105,000	4.70%, 02/01/2036	129,010
385,000	4.90%, 02/01/2046	470,908
	Anheuser-Busch InBev Worldwide, Inc.
115,000	3.75%, 07/15/2042	123,241
240,000	4.00%, 04/13/2028	276,453
105,000	4.38%, 04/15/2038	122,841
15,000	4.50%, 06/01/2050	17,719
380,000	4.60%, 04/15/2048	450,256
575,000	5.55%, 01/23/2049	775,411
180,000	Molson Coors Brewing Co. 3.50%, 05/01/2022	187,324

		2,553,163

	Biotechnology - 0.1%
315,000	Amgen, Inc. 2.30%, 02/25/2031	326,766
510,000	Emergent BioSolutions, Inc. 3.88%, 08/15/2028(1)	512,550

		839,316

	Chemicals - 0.2%
575,000	DuPont de Nemours, Inc. 5.42%, 11/15/2048	776,940
450,000	Syngenta Finance N.V. 5.18%, 04/24/2028(1)	492,055

		1,268,995

	Commercial Banks - 4.3%
	Bank of America Corp.
1,381,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(9)	1,534,181
450,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(9)	503,086
635,000	4.00%, 04/01/2024	702,618
200,000	Bank of New York Mellon Corp. 3.00%, 02/24/2025	218,371
	Barclays plc
815,000	3.20%, 08/10/2021	831,955
720,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(9)	775,723

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Commercial Banks - 4.3% - (continued)
	BNP Paribas S.A.
$390,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(1)(9)	$412,600
405,000	3.38%, 01/09/2025(1)	439,356
	BPCE S.A.
300,000	3.50%, 10/23/2027(1)	329,068
425,000	5.15%, 07/21/2024(1)	475,665
1,200,000	5.70%, 10/22/2023(1)	1,346,625
	Capital One Financial Corp.
615,000	3.75%, 04/24/2024	669,280
165,000	4.20%, 10/29/2025	183,481
	Citigroup, Inc.
1,000,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(9)	1,037,698
500,000	4.45%, 09/29/2027	576,892
1,400,000	5.30%, 05/06/2044	1,854,984
	Credit Agricole S.A.
360,000	3.25%, 10/04/2024(1)	389,035
250,000	3.75%, 04/24/2023(1)	268,649
	Credit Suisse Group AG
850,000	3.57%, 01/09/2023(1)	878,103
335,000	3.63%, 09/09/2024	370,634
250,000	3.87%, 01/12/2029, (3.87% fixed rate until 01/12/2028; 3 mo. USD LIBOR + 1.410% thereafter)(1)(9)	278,248
950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	1,004,537
	Danske Bank A/S
805,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(9)	799,614
485,000	3.88%, 09/12/2023(1)	521,426
200,000	5.00%, 01/12/2022(1)	209,434
250,000	5.38%, 01/12/2024(1)	280,617
670,000	Deutsche Bank AG 4.25%, 10/14/2021	688,976
440,000	Fifth Third Bancorp 2.55%, 05/05/2027	468,896
	Goldman Sachs Group, Inc.
530,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(9)	575,386
1,000,000	4.25%, 10/21/2025	1,136,471
300,000	6.25%, 02/01/2041	449,556
	HSBC Holdings plc
1,755,000	3.60%, 05/25/2023	1,885,607
200,000	4.04%, 03/13/2028, (4.04% fixed rate until 03/13/2027; 3 mo. USD LIBOR + 1.546% thereafter)(9)	223,386
720,000	ING Groep N.V. 3.95%, 03/29/2027	818,539
	JP Morgan Chase & Co.
535,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 3 mo. USD SOFR + 2.040% thereafter)(9)	562,316
105,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(9)	112,422
180,000	3.38%, 05/01/2023	192,218
555,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(9)	633,808
230,000	5.40%, 01/06/2042	330,930
920,000	Macquarie Group Ltd. 4.15%, 03/27/2024, (4.15% fixed rate until 03/27/2023; 3 mo. USD LIBOR + 1.330% thereafter)(1)(9)	985,748

The accompanying notes are an integral part of these financial statements.

83

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Commercial Banks - 4.3% - (continued)
	Morgan Stanley
$320,000	3.13%, 07/27/2026	$353,079
750,000	3.63%, 01/20/2027	851,908
875,000	3.70%, 10/23/2024	972,382
575,000	4.10%, 05/22/2023	622,439
605,000	National Australia Bank Ltd. 2.33%, 08/21/2030(1)(10)	592,140
1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,837,714
	Santander Holdings USA, Inc.
205,000	3.40%, 01/18/2023	215,227
1,095,000	3.70%, 03/28/2022	1,134,838
410,000	Synchrony Bank 3.65%, 05/24/2021	415,133
165,000	U.S. Bancorp 3.70%, 01/30/2024	180,567
315,000	UBS Group Funding Switzerland AG 3.13%, 08/13/2030, (3.13% fixed rate until 08/13/2029; 3 mo. USD LIBOR + 1.468% thereafter)(1)(9)	345,992
	Wells Fargo & Co.
1,794,000	4.48%, 01/16/2024	1,985,655
1,420,000	5.38%, 11/02/2043	1,869,700

		37,332,913

	Commercial Services - 0.3%
260,000	Ashtead Capital, Inc. 4.25%, 11/01/2029(1)	277,485
	CommonSpirit Health
597,000	2.95%, 11/01/2022	618,168
70,000	4.35%, 11/01/2042	75,241
	ERAC USA Finance LLC
255,000	3.30%, 12/01/2026(1)	278,623
510,000	4.50%, 08/16/2021(1)	525,303
340,000	5.63%, 03/15/2042(1)	447,196
85,000	Gartner, Inc. 3.75%, 10/01/2030(1)	86,921

		2,308,937

	Construction Materials - 0.3%
956,000	Jeld-Wen, Inc. 4.88%, 12/15/2027(1)	987,070
443,000	Johnson Controls International plc 4.95%, 07/02/2064	565,077
290,000	Norbord, Inc. 5.75%, 07/15/2027(1)	304,500
1,045,000	Standard Industries, Inc. 3.38%, 01/15/2031(1)	1,017,134

		2,873,781

	Diversified Financial Services - 0.4%
775,000	Brookfield Finance LLC 3.45%, 04/15/2050	757,094
700,000	Capital One Bank USA NA 3.38%, 02/15/2023	741,340
635,000	Charles Schwab Corp. 4.63%, 03/22/2030	793,832
195,000	Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(1)	203,287
	Intercontinental Exchange, Inc.
290,000	1.85%, 09/15/2032	287,648
280,000	3.00%, 09/15/2060	281,045
415,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	426,691

		3,490,937

	Electric - 1.7%
725,000	AES Corp. (The) 3.95%, 07/15/2030(1)	804,482
	Cleco Corporate Holdings LLC
275,000	3.38%, 09/15/2029	278,073
753,000	3.74%, 05/01/2026	795,564
425,000	4.97%, 05/01/2046	473,084
	Dominion Energy South Carolina, Inc.
105,000	4.60%, 06/15/2043	136,043
156,000	6.63%, 02/01/2032	223,301
135,000	Dominion Energy, Inc. 2.72%, 08/15/2021	137,242
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	112,939
120,000	3.40%, 06/15/2029	134,262

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Electric - 1.7% - (continued)
$245,000	Duquesne Light Holdings, Inc. 2.53%, 10/01/2030(1)	$244,252
600,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	725,504
165,000	Evergy Metro, Inc. 2.25%, 06/01/2030	174,016
530,000	Evergy, Inc. 2.90%, 09/15/2029	563,974
575,000	Exelon Corp. 5.10%, 06/15/2045	746,899
1,205,000	Fortis, Inc. 3.06%, 10/04/2026	1,315,718
	Georgia Power Co.
165,000	3.70%, 01/30/2050	184,089
140,000	4.75%, 09/01/2040	173,594
425,000	Indianapolis Power and Light Co. (Ambac Assurance Corp) 6.60%, 06/01/2037(1)	611,752
205,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	195,365
645,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	691,007
661,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(1)	728,800
	NextEra Energy Capital Holdings, Inc.
1,310,000	2.25%, 06/01/2030	1,357,224
100,000	3.25%, 04/01/2026	111,331
160,000	Niagara Mohawk Power Corp. 3.03%, 06/27/2050(1)	163,516
	Oglethorpe Power Corp.
185,000	3.75%, 08/01/2050(1)	186,080
550,000	5.25%, 09/01/2050	654,520
85,000	PacifiCorp 4.13%, 01/15/2049	104,557
	San Diego Gas & Electric Co.
480,000	1.70%, 10/01/2030	476,779
40,000	3.75%, 06/01/2047	45,649
10,000	4.15%, 05/15/2048	12,020
	Southern Co.
605,000	2.95%, 07/01/2023	640,693
875,000	4.40%, 07/01/2046	1,046,804
90,000	Tucson Electric Power Co. 4.00%, 06/15/2050	105,410
106,000	Union Electric Co. 4.00%, 04/01/2048	127,732

		14,482,275

	Electrical Components & Equipment - 0.1%
955,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	1,045,725

	Electronics - 0.1%
565,000	Fortive Corp. 4.30%, 06/15/2046	667,286

	Engineering & Construction - 0.0%
155,000	United Rentals North America, Inc. 3.88%, 02/15/2031	156,550

	Entertainment - 0.1%
530,000	WMG Acquisition Corp. 3.00%, 02/15/2031(1)	503,500

	Environmental Control - 0.1%
445,000	Republic Services, Inc. 2.30%, 03/01/2030	469,228

	Food - 0.4%
	Conagra Brands, Inc.
390,000	1.38%, 11/01/2027	386,738
200,000	4.60%, 11/01/2025	232,460
325,000	Danone S.A. 2.95%, 11/02/2026(1)	356,767
	Kroger Co. (The)
200,000	4.45%, 02/01/2047	243,155
175,000	5.40%, 01/15/2049	242,867
150,000	McCormick & Co., Inc. 2.50%, 04/15/2030	158,881
510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	554,181
550,000	Sysco Corp. 6.60%, 04/01/2050	770,516
153,000	TreeHouse Foods, Inc. 4.00%, 09/01/2028	153,191
300,000	Tyson Foods, Inc. 5.10%, 09/28/2048	406,049

		3,504,805

The accompanying notes are an integral part of these financial statements.

84

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Forest Products & Paper - 0.1%
$625,000	International Paper Co. 4.80%, 06/15/2044	$776,630

	Gas - 0.2%
	Boston Gas Co.
165,000	3.00%, 08/01/2029(1)	179,478
125,000	3.15%, 08/01/2027(1)	137,422
560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	615,293
1,075,000	Sempra Energy 3.25%, 06/15/2027	1,160,961

		2,093,154

	Healthcare-Products - 0.3%
1,450,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	1,562,306
	Boston Scientific Corp.
660,000	2.65%, 06/01/2030	693,699
60,000	4.00%, 03/01/2029	69,353
440,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	478,696

		2,804,054

	Healthcare-Services - 1.0%
495,000	Aetna, Inc. 2.80%, 06/15/2023	519,910
245,000	Centene Corp. 4.25%, 12/15/2027	257,911
205,000	Children’s Hospital 2.93%, 07/15/2050	190,213
	CommonSpirit Health
655,000	1.55%, 10/01/2025	656,725
220,000	2.78%, 10/01/2030	219,628
105,000	4.19%, 10/01/2049	108,400
305,000	4.20%, 08/01/2023	330,171
125,000	Cottage Health Obligated Group 3.30%, 11/01/2049	132,062
	Dignity Health
214,000	3.81%, 11/01/2024	229,442
552,000	4.50%, 11/01/2042	582,790
1,000,000	HCA, Inc. 5.50%, 06/15/2047	1,245,353
715,000	Humana, Inc. 2.90%, 12/15/2022	748,439
180,000	Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	184,444
	Mercy Health
565,000	3.56%, 08/01/2027	610,435
545,000	4.30%, 07/01/2028	612,460
185,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	187,128
	Sutter Health
115,000	1.32%, 08/15/2025	115,491
260,000	2.29%, 08/15/2030	260,632
	Toledo Hospital
400,000	5.33%, 11/15/2028	447,490
150,000	5.75%, 11/15/2038	173,650
	UnitedHealth Group, Inc.
55,000	2.90%, 05/15/2050	57,513
340,000	3.75%, 07/15/2025	386,047
5,000	3.85%, 06/15/2028	5,858

		8,262,192

	Household Products - 0.0%
146,760	Procter & Gamble - Esop 9.36%, 01/01/2021	148,780

	Insurance - 0.9%
	American International Group, Inc.
560,000	4.25%, 03/15/2029	661,257
99,000	4.50%, 07/16/2044	118,795
665,000	4.75%, 04/01/2048	834,512
1,100,000	AXA Equitable Holdings, Inc. 5.00%, 04/20/2048	1,314,012
185,000	Chubb INA Holdings, Inc. 3.35%, 05/15/2024	201,924
520,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	518,656

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Insurance - 0.9% - (continued)
$115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	$127,384
515,000	Jackson National Life Global Funding 3.25%, 01/30/2024(1)	554,203
	Liberty Mutual Group, Inc.
23,000	4.25%, 06/15/2023(1)	25,180
77,000	4.57%, 02/01/2029(1)	92,927
875,000	Massachusetts Mutual Life Insurance Co. 3.38%, 04/15/2050(1)	892,264
485,000	MetLife, Inc. 3.60%, 04/10/2024	533,633
755,000	Nationwide Mutual Insurance Co. 4.35%, 04/30/2050(1)	810,724
460,000	Prudential plc 3.13%, 04/14/2030	513,264
100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(1)	128,319
675,000	Unum Group 5.75%, 08/15/2042	778,481

		8,105,535

	Internet - 0.1%
480,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	525,447
200,000	Meituan 3.05%, 10/28/2030(1)	200,418

		725,865

	IT Services - 0.3%
	Apple, Inc.
225,000	3.00%, 02/09/2024	241,479
170,000	3.25%, 02/23/2026	190,044
270,000	3.45%, 05/06/2024	297,202
35,000	4.45%, 05/06/2044	46,649
	International Business Machines Corp.
700,000	1.95%, 05/15/2030	711,012
750,000	3.30%, 05/15/2026	841,477

		2,327,863

	Machinery-Diversified - 0.1%
	Otis Worldwide Corp.
70,000	2.57%, 02/15/2030	74,517
130,000	3.11%, 02/15/2040	138,280
245,000	3.36%, 02/15/2050	265,949

		478,746

	Media - 1.1%
950,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	1,281,371
	Comcast Corp.
405,000	2.65%, 08/15/2062	383,401
400,000	3.95%, 10/15/2025	458,329
100,000	4.05%, 11/01/2052	122,565
575,000	4.40%, 08/15/2035	723,266
34,000	6.40%, 05/15/2038	51,459
	Cox Communications, Inc.
35,000	4.60%, 08/15/2047(1)	42,455
920,000	4.80%, 02/01/2035(1)	1,141,345
	Discovery Communications LLC
260,000	4.65%, 05/15/2050	293,028
1,000,000	5.20%, 09/20/2047	1,191,192
920,000	Sky Ltd. 3.75%, 09/16/2024(1)	1,025,099
245,000	TEGNA, Inc. 4.75%, 03/15/2026(1)	251,738
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	104,522
60,000	7.30%, 07/01/2038	83,820
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	35,117
1,000,000	ViacomCBS, Inc. 5.85%, 09/01/2043	1,261,140

The accompanying notes are an integral part of these financial statements.

85

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Media - 1.1% - (continued)
	Walt Disney Co.
$180,000	4.00%, 10/01/2023	$196,860
300,000	4.75%, 09/15/2044	380,707

		9,027,414

	Mining - 0.1%
725,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(1)	768,449

	Miscellaneous Manufacturing - 0.1%
850,000	Siemens Financieringsmaatschappij N.V. 3.13%, 03/16/2024(1)	910,846

	Office/Business Equipment - 0.0%
275,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	271,480

	Oil & Gas - 1.0%
	Aker BP ASA
1,760,000	3.75%, 01/15/2030(1)	1,687,338
665,000	4.00%, 01/15/2031(1)	651,200
450,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	464,266
130,000	BP Capital Markets America, Inc. 3.25%, 05/06/2022	135,495
570,000	BP Capital Markets plc 3.81%, 02/10/2024	624,671
40,000	ConocoPhillips Co. 4.95%, 03/15/2026	47,613
750,000	Diamondback Energy, Inc. 3.50%, 12/01/2029	745,769
	Equinor ASA
30,000	2.65%, 01/15/2024	31,782
35,000	2.88%, 04/06/2025	37,805
355,000	2.90%, 11/08/2020	355,129
1,355,000	3.00%, 04/06/2027	1,484,060
5,000	3.70%, 03/01/2024	5,495
700,000	Hess Corp. 7.30%, 08/15/2031	853,392
765,000	Marathon Oil Corp. 6.60%, 10/01/2037	789,215
355,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	391,667
625,000	WPX Energy, Inc. 5.88%, 06/15/2028	639,062

		8,943,959

	Packaging & Containers - 0.0%
340,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	340,000

	Pharmaceuticals - 0.7%
	AbbVie, Inc.
450,000	3.45%, 03/15/2022(1)	465,871
525,000	3.80%, 03/15/2025(1)	582,697
405,000	4.45%, 05/14/2046	483,005
600,000	4.75%, 03/15/2045(1)	735,151
275,000	4.85%, 06/15/2044(1)	340,476
225,000	5.00%, 12/15/2021(1)	233,609
805,000	Bayer U.S. Finance LLC 3.38%, 10/08/2024(1)	871,210
	CVS Health Corp.
450,000	3.88%, 07/20/2025	504,463
249,000	4.10%, 03/25/2025	280,727
361,000	4.30%, 03/25/2028	418,036
165,000	5.13%, 07/20/2045	208,847
705,000	EMD Finance LLC 2.95%, 03/19/2022(1)	725,692
200,000	Takeda Pharmaceutical Co., Ltd. 3.18%, 07/09/2050	203,126
355,000	Upjohn, Inc. 3.85%, 06/22/2040(1)	381,972

		6,434,882

	Pipelines - 1.1%
400,000	Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	460,956
1,200,000	Enable Midstream Partners L.P. 4.40%, 03/15/2027	1,139,392
	Energy Transfer Operating L.P.
1,125,000	4.75%, 01/15/2026	1,205,481

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.5% - (continued)
	Pipelines - 1.1% - (continued)
$155,000	4.95%, 06/15/2028	$166,559
60,000	5.00%, 05/15/2050	56,045
1,100,000	5.25%, 04/15/2029	1,191,743
214,000	7.60%, 02/01/2024	242,776
65,000	Enterprise Products Operating LLC 3.95%, 01/31/2060	63,706
	Kinder Morgan Energy Partners L.P.
419,000	4.25%, 09/01/2024	462,505
275,000	4.30%, 05/01/2024	300,697
670,000	MPLX L.P. 4.13%, 03/01/2027	733,491
1,175,000	ONEOK, Inc. 4.00%, 07/13/2027	1,214,481
650,000	Sunoco Logistics Partners Operations L.P. 5.35%, 05/15/2045	619,040
675,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.88%, 04/15/2026	688,500
780,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	780,000

		9,325,372

	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
150,000	4.40%, 02/15/2026	171,437
85,000	5.00%, 02/15/2024	96,089
785,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	812,875
	Brixmor Operating Partnership L.P.
285,000	4.05%, 07/01/2030	308,029
440,000	4.13%, 05/15/2029	477,267
425,000	Equinix, Inc. 3.00%, 07/15/2050	415,553
750,000	GLP Capital L.P. / GLP Financing II, Inc. 4.00%, 01/15/2030	780,292
670,000	Healthpeak Properties, Inc. 4.00%, 06/01/2025	752,949
	SBA Tower Trust
100,000	1.88%, 07/15/2050(1)	103,105
215,000	2.84%, 01/15/2050(1)	227,787
300,000	3.45%, 03/15/2048(1)	319,447
504,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(1)	538,770
340,000	Simon Property Group L.P. 2.45%, 09/13/2029	336,407
	VEREIT Operating Partnership L.P.
335,000	3.40%, 01/15/2028	351,530
1,150,000	4.63%, 11/01/2025	1,276,636
750,000	WEA Finance LLC 4.13%, 09/20/2028(1)	766,333

		7,734,506

	Retail - 0.4%
825,000	AutoZone, Inc. 3.13%, 04/21/2026	904,831
160,000	CVS Health Corp. 4.88%, 07/20/2035	200,548
800,000	L Brands, Inc. 5.25%, 02/01/2028	788,000
1,120,000	Lowe’s Cos., Inc. 1.30%, 04/15/2028	1,108,952
155,000	Starbucks Corp. 3.35%, 03/12/2050	161,449
505,000	TJX Cos., Inc. 4.50%, 04/15/2050	668,921

		3,832,701

	Savings & Loans - 0.0%
245,000	Nationwide Building Society 3.62%, 04/26/2023, (3.62% fixed rate until 04/26/2022; 3 mo. USD LIBOR + 1.181% thereafter)(1)(9)	254,611

	Software - 0.3%
170,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	172,125
	Microsoft Corp.
475,000	2.40%, 08/08/2026	515,395
365,000	3.70%, 08/08/2046	448,560

The accompanying notes are an integral part of these financial statements.

86

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.5% - (continued)
		Software - 0.3% - (continued)
		Oracle Corp.
	$665,000	3.60%, 04/01/2050	$730,095
	145,000	3.85%, 04/01/2060	164,495
	825,000	Western Digital Corp. 4.75%, 02/15/2026	888,566

			2,919,236

		Telecommunications - 1.2%
		AT&T, Inc.
	630,000	3.10%, 02/01/2043	602,120
	721,000	3.50%, 09/15/2053(1)	689,297
	500,000	4.13%, 02/17/2026	571,150
	460,000	4.45%, 04/01/2024	513,248
	575,000	5.65%, 02/15/2047	750,731
	600,000	British Telecommunications plc 3.25%, 11/08/2029(1)	649,132
		Deutsche Telekom International Finance B.V.
	150,000	3.60%, 01/19/2027(1)	167,661
	320,000	4.38%, 06/21/2028(1)	377,809
EUR	1,048,617	Lorca Finco plc 0.00%, 09/17/2027, 3 mo. EURIBOR + 4.250%	1,216,692
	$835,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	908,246
		T-Mobile USA, Inc.
	600,000	2.05%, 02/15/2028(1)	609,000
	110,000	3.30%, 02/15/2051(1)	105,978
	1,000,000	4.50%, 04/15/2050(1)	1,162,835
	370,000	Telefonica Emisiones S.A. 5.21%, 03/08/2047	437,252
		Verizon Communications, Inc.
	726,000	4.52%, 09/15/2048	933,381
	130,000	4.75%, 11/01/2041	169,551
	93,000	4.81%, 03/15/2039	120,771
	575,000	Vodafone Group plc 5.25%, 05/30/2048	744,621

			10,729,475

		Toys/Games/Hobbies - 0.1%
	581,000	Mattel, Inc. 6.75%, 12/31/2025(1)	611,067

		Transportation - 0.4%
	600,000	FedEx Corp. 5.25%, 05/15/2050	807,523
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	90,000	2.70%, 11/01/2024(1)	95,615
	400,000	3.38%, 02/01/2022(1)	412,322
	1,330,000	3.95%, 03/10/2025(1)	1,483,052
		Union Pacific Corp.
	305,000	3.25%, 02/05/2050	330,527
	215,000	3.75%, 02/05/2070	235,455

			3,364,494

		Trucking & Leasing - 0.1%
	1,250,000	Aviation Capital Group LLC 3.50%, 11/01/2027(1)	1,102,492

		Total Corporate Bonds (cost $169,032,477)	$176,909,145

EQUITY LINKED SECURITIES - 13.0%
		Banks - 13.0%
	60,184	Activision Blizzard, Inc. (Canadian Imperial Bank of Commerce) 12.00%, 11/25/2020	$4,608,045
	3,133	Alphabet Inc. (Canadian Imperial Bank of Commerce) 12.00%, 11/25/2020	5,085,402
	1,623	Amazon.com Inc.(Barclays Bank plc) 12.00%,	4,992,462
	87,328	Amdocs Ltd. (Merrill Lynch International & Co. C.V.) 12.00%, 12/23/2020	4,952,227

Shares or Principal Amount			Market Value†

EQUITY LINKED SECURITIES - 13.0% - (continued)
		Banks - 13.0% - (continued)
	$45,805	APPLE INC. (Bank of Montreal) 12.00%, 12/23/2020(1)	$5,032,319
	369,838	Bed Bath & Beyond Inc. (BNP Paribas Issuance B.V.) 12.00%, 12/23/2020	6,798,849
	19,112	Biogen Inc. (BNP Paribas Issuance B.V.) 20.00%, 01/21/2021	4,902,990
	8,677	Charter Communications Inc. (BNP Paribas Issuance B.V.) 12.00%,	5,035,133
	101,971	Dow Inc. (HSBC Bank plc) 12.00%, 01/21/2021	4,678,274
	17,734	FedEx Corporation (BNP Paribas Issuance B.V.) 12.00%, 01/21/2021	4,684,217
	24,580	Goldman Sachs Group Inc. (HSBC Bank plc) 12.00%, 01/21/2021	4,703,149
	94,026	Intel Corp. (HSBC Bank plc) 12.00%, 01/21/2021	4,267,026
	283,033	Medical Properties Trust, Inc. (Barclays Bank plc) 12.00%, 01/21/2021(1)(6)	5,031,363
	23,438	Microsoft Corp. (HSBC Bank plc) 12.00%, 01/21/2021	4,822,971
	41,967	Mks Instruments Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 11/25/2020	4,583,338
	96,688	Morgan Stanley. (Canadian Imperial Bank of Commerce) 12.00%, 11/25/2020	4,704,788
	47,293	Novavax Inc. (Bank of Montreal) 30.00%, 12/23/2020(1)	4,022,804
	19,301	Palo Alto Networks Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 11/25/2020	4,318,276
	131,024	Pfizer Inc. (Bank of Montreal) 12.00%, 11/25/2020(1)	4,633,636
	97,969	Quanta Services Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 11/25/2020	5,602,873
	139,485	The Kroger Co. (Canadian Imperial Bank of Commerce) 12.00%, 11/25/2020	4,517,103
	54,063	Thor Industries Inc. (Merrill Lynch International & Co CV) 12.00%, 12/23/2020	4,652,777
	38,526	Walmart Inc. (Bank of Montreal) 12.00%, 11/25/2020(1)	5,404,137

			112,034,159

		Total Equity Linked Securities (cost $116,672,795)	$112,034,159

FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
		Indonesia - 0.6%
IDR	75,000,000,000	Indonesia Treasury Bond 7.00%, 09/15/2030	$5,274,359

		Mexico - 0.4%
MXN	57,500,000	Mexican Bonos 8.50%, 05/31/2029	3,162,412

		Qatar - 0.3%
		Qatar Government International Bond
	$2,320,000	2.38%, 06/02/2021(1)	2,342,202
	250,000	3.38%, 03/14/2024(1)	269,395
	315,000	3.88%, 04/23/2023(1)	337,838

			2,949,435

		Saudi Arabia - 0.1%
	460,000	Saudi Government International Bond 2.88%, 03/04/2023(1)	480,200

		Tunisia - 0.3%
EUR	2,450,000	Banque Centrale de Tunisie International Bond 5.63%, 02/17/2024(11)	2,444,456

		Total Foreign Government Obligations (cost $14,781,862)	$14,310,862

The accompanying notes are an integral part of these financial statements.

87

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 1.0%
	Airport - 0.0%
$90,000	Broward County, FL, Airport System Rev 3.48%, 10/01/2043	$89,514
	Dallas-Fort Worth, TX, International Airport Rev
50,000	2.92%, 11/01/2050	47,144
55,000	3.09%, 11/01/2040	54,831

		191,489

	Education - 0.0%
150,000	Massachusetts School Building Auth 3.40%, 10/15/2040	156,546

	General - 0.5%
	Chicago, IL, Transit Auth
250,000	6.30%, 12/01/2021	257,457
455,000	6.90%, 12/01/2040	634,684
140,000	City of Sacramento, CA, (AGM Insured) 6.42%, 08/01/2023	161,521
440,000	Florida State Board of Administration Finance Co. 1.71%, 07/01/2027	441,773
220,000	Kansas, Dev Finance Auth, (AGM Insured) 5.37%, 05/01/2026	249,258
165,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	194,261
520,000	New York State Urban Dev Corp. Rev 2.10%, 03/15/2022	527,774
575,000	Philadelphia, PA, Auth for Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	733,091
575,000	Sales Tax Securitization Corp., IL 4.79%, 01/01/2048	676,844

		3,876,663

	General Obligation - 0.1%
130,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.72%, 12/01/2038	180,473
550,000	State of Illinois, GO 5.10%, 06/01/2033	550,814

		731,287

	Higher Education - 0.1%
230,000	California State University 2.90%, 11/01/2051	229,179
80,000	Pennsylvania State University 2.84%, 09/01/2050	81,239
	University of California
95,000	1.32%, 05/15/2027	94,891
165,000	1.61%, 05/15/2030	161,495

		566,804

	Power - 0.0%
100,000	New York Utility Debt Securitization Auth 3.44%, 12/15/2025	104,964

	Transportation - 0.2%
	Foothill-Eastern Transportation Corridor Agency, CA, (AGM Insured)
335,000	3.92%, 01/15/2053, (AGM Insured)	352,055
45,000	4.09%, 01/15/2049	46,954
350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	494,949
	Metropolitan Transportation Auth, NY, Rev
350,000	5.18%, 11/15/2049	356,510
20,000	6.20%, 11/15/2026	21,941
	New York and New Jersey Port Auth, Taxable Rev
40,000	5.86%, 12/01/2024	46,960
115,000	6.04%, 12/01/2029	149,407

		1,468,776

Shares or Principal Amount			Market Value†

MUNICIPAL BONDS - 1.0% - (continued)
		Utility - Electric - 0.1%
	$375,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	$511,939
		Municipal Electric Auth, GA
	407,000	6.64%, 04/01/2057	586,471
	63,000	6.66%, 04/01/2057	92,118

			1,190,528

		Total Municipal Bonds (cost $7,566,796)	$8,287,057

SENIOR FLOATING RATE INTERESTS - 8.5%(12)
		Advertising - 0.1%
	414,432	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$376,541
	315,000	E2open, LLC 0.00%, 10/29/2027(14)	311,850
	302,713	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	294,200

			982,591

		Aerospace/Defense - 0.1%
	100,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	99,750
	886,483	TransDigm, Inc. 2.40%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	832,629

			932,379

		Airlines - 0.1%
	98,750	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	98,195
	230,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	233,406
	295,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	293,587
	372,188	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	326,014

			951,202

		Asset-Backed - Finance & Insurance - 0.0%
	195,000	PAI Holdco, Inc. 0.00%, 10/28/2027(14)	193,417

		Auto Manufacturers - 0.1%
	493,655	Navistar, Inc. 3.65%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	488,101

		Auto Parts & Equipment - 0.2%
	323,363	Adient U.S. LLC 4.49%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	318,351
	416,185	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	407,212
	223,594	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%(14)	221,358
	150,000	GT Polaris, Inc. 5.00%, 08/04/2027, 1 mo. USD LIBOR + 4.000%	147,563
	169,313	IAA, Inc. 2.44%, 06/28/2026, 3 mo. USD LIBOR + 2.250%	163,669
	731,562	Panther BF Aggregator 2 3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	709,432

			1,967,585

		Beverages - 0.1%
	123,750	Refresco Holding B.V. 3.52%, 03/28/2025, 3 mo. USD LIBOR + 3.250%	120,450
EUR	490,000	Sunshine Investments B.V. 0.00%, 03/28/2025(14)	563,830

			684,280

The accompanying notes are an integral part of these financial statements.

88

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
		Chemicals - 0.3%
	$430,072	Axalta Coating Systems U.S. Holdings, Inc. 1.97%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	$416,633
	675,000	Diamond (BC) B.V. 0.00%, 09/06/2024, 3 mo. USD LIBOR + 3.000%(14)	644,625
	237,000	Hexion, Inc. 3.73%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	232,497
	654,827	Nouryon USA LLC 3.15%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	633,218
	500,000	Tronox Finance LLC 0.00%, 09/23/2024, 3 mo. USD LIBOR + 3.000%(14)	489,020
	99,250	Univar Solutions USA, Inc. 2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	96,417

			2,512,410

		Commercial Services - 0.9%
		AlixPartners LLP
	640,051	2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	620,049
EUR	147,750	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	169,532
	$375,947	Allied Universal Holdco LLC 4.40%, 07/10/2026, 1 mo. USD LIBOR + 4.250%	367,823
		Amentum Government Services Holdings LLC
	400,000	0.00%, 01/29/2027(14)	392,000
	154,613	3.65%, 02/01/2027, 1 mo. USD LIBOR + 3.500%	148,041
	500,000	APX Group, Inc. 0.00%, 12/31/2025, 1 mo. USD LIBOR + 4.000%(14)	487,055
	476,400	AVSC Holding Corp. 5.50%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	364,446
	99,250	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	96,273
EUR	260,000	Boels Topholding B.V. 4.00%, 01/14/2027, 3 mo. EURIBOR + 4.000%(14)	294,246
	$248,728	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	243,960
	538,650	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	529,450
	188,100	KAR Auction Services, Inc. 2.44%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	180,106
	431,919	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	425,902
EUR	500,000	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	566,794
	$646,250	Quikrete Holdings, Inc. 2.65%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	632,840
	479,400	Trans Union LLC 1.90%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	466,916
	158,800	U.S. Ecology Holdings, Inc. 2.65%, 11/01/2026, 3 mo. USD LIBOR + 2.500%	156,418
EUR	575,000	Verisure Holding AB 4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%(14)	666,325
	$740,250	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	712,491

			7,520,667

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
	Construction Materials - 0.1%
$77,571	Advanced Drainage Systems, Inc. 2.44%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	$76,860
196,779	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	191,891
492,443	Cornerstone Building Brands, Inc. 3.90%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	482,131
98,987	Hamilton Holdco LLC 2.23%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	96,018

		846,900

	Distribution/Wholesale - 0.1%
742,500	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	719,876

	Diversified Financial Services - 0.2%
674,699	Aretec Group, Inc. 4.40%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	627,470
984,887	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	922,563
425,559	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	416,337

		1,966,370

	Engineering & Construction - 0.1%
492,366	Brand Industrial Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	457,285

	Entertainment - 0.3%
771,127	Crown Finance U.S., Inc. 2.77%, 02/28/2025, 3 mo. USD LIBOR + 2.500%	428,808
900,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	861,750
442,750	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	442,449
495,579	Scientific Games International, Inc. 2.90%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	460,116
492,347	SeaWorld Parks & Entertainment, Inc. 3.75%, 03/31/2024, 3 mo. USD LIBOR + 3.000%	459,025
113,522	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	111,109

		2,763,257

	Food - 0.3%
138,787	Atkins Nutritionals Holdings, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	138,354
115,617	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	114,778
499,500	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	480,064
738,740	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	718,891
	U.S. Foods, Inc.
639,974	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	611,016
292,050	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	276,901

		2,340,004

The accompanying notes are an integral part of these financial statements.

89

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
		Food Service - 0.0%
	$189,050	Aramark Services, Inc. 1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	$179,244

		Gas - 0.1%
	591,000	Messer Industries USA, Inc. 2.72%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	574,854

		Hand/Machine Tools - 0.0%
	270,000	Applecaramel Buyer LLC 0.00%, 10/19/2027(14)	265,804

		Healthcare-Products - 0.1%
	685,000	Avantor Funding, Inc. 0.00%, 10/29/2027(14)	678,150
	99,500	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	98,007
	500,000	Parexel International Corp. 0.00%, 09/27/2024, 3 mo. USD LIBOR + 2.750%(14)	478,930

			1,255,087

		Healthcare-Services - 0.3%
EUR	545,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	626,800
	$315,200	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	313,230
	158,400	Emerald TopCo, Inc. 3.71%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	152,460
	99,000	Ensemble RCM LLC 3.96%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	96,649
	168,298	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	164,511
	492,208	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	488,122
	500,000	Surgery Center Holdings, Inc. 0.00%, 09/03/2024, 3 mo. USD LIBOR + 3.250%(14)	473,045

			2,314,817

		Household Products - 0.0%
	109,779	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	107,549
	265,000	Weber-Stephen Products LLC 0.00%, 10/30/2027(14)	262,186

			369,735

		Insurance - 0.6%
	691,197	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	664,904
	100,000	Alliant Holdings Intermediate LLC 0.00%, 10/08/2027	98,844
		Asurion LLC
	447,247	3.15%, 08/04/2022, 1 mo. USD LIBOR + 2.750%	439,738
	492,175	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	482,641
	93,940	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.000%	93,940
	105,000	Camelot U.S. Acquisition 1 Co. 0.00%, 10/30/2026(14)	103,732
	886,398	Hub International Ltd. 3.22%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	851,199
	150,000	Hyperion Insurance Group Ltd. 0.00%, 10/22/2027(14)	149,250
	493,683	NFP Corp. 3.40%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	471,467

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
		Insurance - 0.6% - (continued)
	$125,000	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%(14)	$123,906
		Sedgwick Claims Management Services, Inc.
	886,466	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	849,403
	99,750	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	98,420
	492,386	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	473,818

			4,901,262

		IT Services - 0.1%
	156,400	Science Applications International Corp. 2.40%, 03/12/2027, 1 mo. USD LIBOR + 2.250%	154,348
	650,202	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	627,933

			782,281

		Leisure Time - 0.2%
	375,000	Caesars Resort Collection LLC 4.65%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	362,696
	279,300	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	280,976
	850,000	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	819,187
	500,000	Hayward Industries, Inc. 0.00%, 08/05/2024, 3 mo. USD LIBOR + 3.500%(14)	485,415
	154,957	SRAM LLC 3.75%, 03/15/2024, 3 mo. USD LIBOR + 2.750%	153,989

			2,102,263

		Lodging - 0.2%
	335,453	Boyd Gaming Corp. 2.34%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	325,494
	738,608	Caesars Resort Collection LLC 2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	690,805
	492,366	CityCenter Holdings LLC 3.00%, 04/18/2024, 3 mo. USD LIBOR + 2.250%	462,209

			1,478,508

		Machinery-Construction & Mining - 0.0%
		Pro Mach Group, Inc.
	50,777	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(13)(14)	51,285
	153,838	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(14)	147,684

			198,969

		Machinery-Diversified - 0.1%
	$255,000	Filtration Group Corporation 0.00%, 03/29/2025(14)	251,387
	179,550	Gardner Denver, Inc. 2.90%, 03/01/2027, 1 mo. USD LIBOR + 2.750%	177,026
EUR	100,000	Vertical Midco GmbH 4.25%, 07/30/2027, 3 mo. EURIBOR + 4.250%(14)	115,894
	$530,000	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%(14)	521,721

			1,066,028

		Media - 0.8%
		Adevinta ASA
EUR	200,000	0.00%, 10/23/2027(14)	232,453
	$100,000	0.00%, 10/23/2027(14)	99,250

The accompanying notes are an integral part of these financial statements.

90

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
		Media - 0.8% - (continued)
	$205,000	Alliance Laundry Systems LLC 0.00%, 10/08/2027(14)	$202,950
	492,424	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	375,843
	135,000	Banijay Group U.S. Holding, Inc. 3.89%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	130,612
		CSC Holdings LLC
	492,347	2.40%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	474,322
	362,263	2.65%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	350,217
	500,000	E.W. Scripps Co. 0.00%, 05/01/2026, 1 mo. USD LIBOR + 2.500%(14)	482,190
	389,025	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	382,054
	425,886	Gray Television, Inc. 2.65%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	414,068
	168,438	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	156,226
	605,634	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	598,602
	102,468	NASCAR Holdings, Inc. 2.90%, 10/19/2026, 3 mo. USD LIBOR + 2.750%	99,577
	662,831	Nexstar Broadcasting, Inc. 2.90%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	644,935
	282,857	Sinclair Television Group, Inc. 2.65%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	273,664
		UPC Broadband Holding B.V.
EUR	165,000	0.00%, 01/31/2029(14)	189,502
	$640,000	0.00%, 01/31/2029(14)	623,200
	410,000	Virgin Media Bristol LLC 0.00%, 01/31/2029(14)	401,726
	500,000	Ziggo Financing Partnership 2.65%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	479,090

			6,610,481

		Metal Fabricate/Hardware - 0.1%
	324,188	Cardtronics USA, Inc. 5.00%, 06/29/2027, 1 mo. USD LIBOR + 4.000%	322,972
	428,056	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	418,638

			741,610

		Miscellaneous Manufacturing - 0.2%
	691,859	Core & Main L.P. 3.75%, 08/01/2024, 3 mo. USD LIBOR + 3.000%	668,944
	179,100	Ingersoll-Rand Services Co. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	172,832
	282,150	Tamko Building Products LLC 3.40%, 06/01/2026, 3 mo. USD LIBOR + 3.250%	275,096
	246,183	Wilsonart LLC 4.25%, 12/19/2023, 3 mo. USD LIBOR + 3.250%	242,094

			1,358,966

		Oil & Gas Services - 0.1%
	184,075	Buckeye Partners L.P. 2.90%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	180,360
	824,563	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	816,317

			996,677

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
		Packaging & Containers - 0.3%
	$618,218	Berlin Packaging LLC 3.23%, 11/07/2025, 3 mo. USD LIBOR + 3.000%	$591,944
	434,500	Berry Global, Inc. 2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	420,062
	195,175	Charter NEX U.S., Inc. 3.40%, 05/16/2024, 1 mo. USD LIBOR + 3.250%	189,905
		Flex Acquisition Co., Inc.
	496,741	3.48%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	477,025
	325,036	4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	316,445
	138,950	Pregis TopCo LLC 3.90%, 07/31/2026, 1 mo. USD LIBOR + 3.750%	135,303
	261,650	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 3.000%	256,454

			2,387,138

		Pharmaceuticals - 0.4%
	414,183	Bausch Health Americas, Inc. 3.15%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	404,002
	621,160	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.750%	605,556
	449,240	Elanco Animal Health, Inc. 1.90%, 08/01/2027, 1 mo. USD LIBOR + 1.750%(14)	439,038
	492,366	Endo International plc 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	466,517
EUR	148,875	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	170,865
	$250,000	Milano Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	245,417
		Pathway Vet Alliance LLC
	37,582	4.00%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(13)(14)	36,689
	460,106	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(14)	449,179
	655,050	Sunshine Luxembourg S.a.r.l. 5.25%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	647,785

			3,465,048

		Pipelines - 0.2%
	478,938	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	433,740
	590,886	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	551,740
	492,462	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	459,344
	473,722	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	435,654

			1,880,478

		Real Estate - 0.1%
	246,241	Belron Finance U.S. LLC 2.50%, 11/13/2025, 3 mo. USD LIBOR + 2.500%	238,853
	650,000	VICI Properties LLC 1.90%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	623,188

			862,041

The accompanying notes are an integral part of these financial statements.

91

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
	Retail - 0.5%
$452,709	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	$433,659
492,386	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	490,387
787,879	Beacon Roofing Supply, Inc. 2.40%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	761,658
99,500	Buzz Merger Sub Ltd. 2.90%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	96,515
716,554	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	704,989
247,462	IRB Holding Corp. 3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	234,814
430,000	Les Schwab Tire Centers 0.00%, 10/28/2027(14)	425,700
525,220	Michaels Stores, Inc. 0.00%, 10/01/2027, 1 mo. USD LIBOR + 3.500%(14)	513,665
246,843	SRS Distribution, Inc. 3.15%, 05/23/2025, 3 mo. USD LIBOR + 3.000%	238,821
493,750	Staples, Inc. 5.25%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	451,905

		4,352,113

	Semiconductors - 0.1%
494,778	Microchip Technology, Inc. 2.15%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	488,801

	Software - 0.6%
492,366	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	486,522
371,124	CDW LLC 1.90%, 10/13/2026, 1 mo. USD LIBOR + 1.750%	369,269
323,375	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	316,351
701,475	Dun & Bradstreet Corp. 3.91%, 02/06/2026, 1 mo. USD LIBOR + 4.000%	689,929
408,232	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	406,293
360,000	Hyland Software, Inc. 0.00%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(14)	354,344
248,492	McAfee LLC 3.90%, 09/30/2024, 3 mo. USD LIBOR + 3.750%	245,729
	Navicure, Inc.
388,050	4.15%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	378,349
100,000	4.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	98,500
624,868	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	606,516
415,000	Ultimate Software Group, Inc. 4.75%, 05/04/2026, 1 mo. USD LIBOR + 4.000%	412,149
213,530	Western Digital Corp. 1.90%, 04/29/2023, 1 mo. USD LIBOR + 1.750%	211,555
769,188	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	763,557

		5,339,063

	Telecommunications - 0.3%
492,386	Altice France S.A. 3.84%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	475,340

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 8.5%(13) - (continued)
	Telecommunications - 0.3% - (continued)
$416,850	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	$400,555
130,000	Consolidated Communications, Inc. 0.00%, 10/02/2027(14)	128,700
160,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	159,800
740,909	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	721,690
750,000	Telenet Financing USD LLC 2.15%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	723,615
333,325	Zayo Group Holdings, Inc. 3.15%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	320,685

		2,930,385

	Textiles - 0.0%
246,241	ASP Unifrax Holdings, Inc. 3.97%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	216,138

	Transportation - 0.1%
1,044,750	Genesee & Wyoming, Inc. 2.22%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	1,021,431

	Total Senior Floating Rate Interests (cost $75,598,192)	$73,465,546

U.S. GOVERNMENT AGENCIES - 1.9%
	Mortgage-Backed Agencies - 1.9%
	FHLMC - 1.3%
$2,971,371	1.33%, 06/25/2030(6)(8)	$323,284
5,589,330	1.43%, 07/25/2030(6)(8)	643,323
431,230	2.16%, 05/25/2029	458,175
260,000	2.28%, 07/25/2026	279,874
1,100,000	2.65%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(5)	1,111,689
326,665	2.80%, 12/25/2029, 1 mo. USD LIBOR + 2.650%(5)	324,389
1,100,000	3.60%, 10/25/2029, 1 mo. USD LIBOR + 3.450%(5)	1,130,347
428,384	3.70%, 08/25/2029, 1 mo. USD LIBOR + 3.550%(5)	435,474
610,000	3.75%, 07/25/2050, 1 mo. USD LIBOR + 3.600%(1)(5)	616,398
295,250	3.95%, 03/25/2025, 1 mo. USD LIBOR + 3.800%(5)	295,835
19,644	4.00%, 03/01/2041	21,570
392,950	4.70%, 10/25/2024, 1 mo. USD LIBOR + 4.550%(5)	399,160
810,527	4.85%, 03/25/2028, 1 mo. USD LIBOR + 4.700%(5)	841,319
1,409,186	4.85%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(5)	1,468,175
331,771	4.90%, 10/25/2024, 1 mo. USD LIBOR + 4.750%(5)	335,504
1,029,322	5.30%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(5)	1,072,642
1,001,030	5.70%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(5)	1,052,423
904,980	6.50%, 09/25/2028, 1 mo. USD LIBOR + 6.350%(5)	952,502

		11,762,083

The accompanying notes are an integral part of these financial statements.

92

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 1.9% - (continued)
	FNMA - 0.4%
$125,014	0.56%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(5)	$124,713
300,000	2.78%, 06/01/2026	326,982
1,203,185	3.00%, 03/25/2053	1,253,906
150,000	3.07%, 02/01/2025	162,585
1,259,535	3.50%, 06/25/2059	1,398,456
8,413	4.50%, 04/01/2041	9,446

		3,276,088

	GNMA - 0.1%
337	6.00%, 11/20/2023	370
475	6.00%, 12/20/2023	527
36	6.00%, 01/20/2024	40
386	6.00%, 02/20/2024	424
96	6.00%, 02/20/2026	106
517	6.00%, 02/20/2027	569
143	6.00%, 01/20/2028	158
3,128	6.00%, 02/20/2028	3,463
5,277	6.00%, 04/20/2028	5,946
1,907	6.00%, 06/15/2028	2,140
13,366	6.00%, 07/20/2028	15,061
12,917	6.00%, 08/20/2028	14,564
4,395	6.00%, 10/15/2028	4,890
15,236	6.00%, 11/15/2028	16,998
12,849	6.00%, 03/20/2029	14,481
12,769	6.00%, 09/20/2029	14,258
19,288	6.00%, 04/20/2030	21,262
2,585	6.00%, 06/20/2030	2,849
1,721	6.00%, 08/15/2034	1,975
22,003	6.50%, 03/15/2028	24,427
3,264	6.50%, 05/15/2028	3,614
3,942	6.50%, 07/15/2028	4,349
8,290	6.50%, 10/15/2028	9,192
617	6.50%, 12/15/2028	685
10,845	6.50%, 01/15/2029	11,964
8,563	6.50%, 02/15/2029	9,580
40,519	6.50%, 03/15/2029	44,871
9,169	6.50%, 04/15/2029	10,134
6,123	6.50%, 05/15/2029	6,912
7,576	6.50%, 06/15/2029	8,459
9,283	6.50%, 02/15/2035	10,819
17,153	7.00%, 11/15/2031	19,225
11,346	7.00%, 03/15/2032	12,749
117,646	7.00%, 11/15/2032	141,813
3,018	7.00%, 01/15/2033	3,559
10,608	7.00%, 05/15/2033	12,459
17,919	7.00%, 07/15/2033	20,760
28,717	7.00%, 11/15/2033	33,846
1,585	8.00%, 12/15/2029	1,605
1,416	8.00%, 04/15/2030	1,476
6,301	8.00%, 05/15/2030	6,393
189	8.00%, 07/15/2030	194
5,507	8.00%, 08/15/2030	5,791
6,760	8.00%, 11/15/2030	6,952
66,840	8.00%, 02/15/2031	73,232

		605,141

	UMBS - 0.1%
200,000	2.00%, 11/17/2035(15)	207,449
300,000	2.00%, 11/15/2050(15)	309,434
200,000	2.00%, 12/14/2050(15)	205,844

		722,727

	Total U.S. Government Agencies (cost $16,623,278)	$16,366,039

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 10.0%
	U.S. Treasury Securities - 10.0%
	U.S. Treasury Bonds - 3.8%
$190,000	1.13%, 08/15/2040(7)	$180,738
495,000	1.38%, 08/15/2050	464,527
86,000	2.00%, 02/15/2050	93,619
4,105,000	2.88%, 05/15/2043	5,214,472
19,090,000	3.00%, 08/15/2048(16)	25,190,597
1,167,500	3.13%, 02/15/2043	1,539,276
200,000	3.13%, 08/15/2044	264,898

		32,948,127

	U.S. Treasury Notes - 6.2%
1,905,000	0.13%, 05/31/2022	1,904,256
1,450,000	0.13%, 06/30/2022	1,449,207
405,000	0.13%, 05/15/2023	404,478
1,415,000	0.13%, 10/15/2023	1,412,126
2,345,000	0.25%, 05/31/2025	2,335,382
1,300,000	0.25%, 06/30/2025	1,293,906
1,290,000	0.25%, 07/31/2025	1,283,348
6,295,000	0.25%, 08/31/2025	6,260,082
9,620,000	0.25%, 09/30/2025	9,561,378
3,065,000	0.63%, 05/15/2030	3,005,137
6,613,000	0.63%, 08/15/2030	6,468,341
1,885,000	1.50%, 02/15/2030	2,001,045
5,395,000	1.63%, 10/31/2026	5,748,204
1,190,000	1.75%, 11/15/2029	1,289,755
3,020,000	2.13%, 03/31/2024	3,213,823
840,000	2.38%, 04/30/2026	927,872
3,895,000	2.88%, 08/15/2028	4,536,458

		53,094,798

	Total U.S. Government Securities (cost $75,277,991)	$86,042,925

CONVERTIBLE BONDS - 0.6%
	Energy-Alternate Sources - 0.4%
3,259,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025(1)	$3,315,055

	Internet - 0.2%
2,164,000	Booking Holdings, Inc. 0.90%, 09/15/2021	2,259,066

	Total Convertible Bonds (cost $5,523,052)	$5,574,121

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Diversified Financials - 0.3%
18,485	KKR & Co., Inc. Series C, 6.00%	961,960
1,297	Mandatory Exchangeable Trust , 6.50%(1)	1,917,482

		2,879,442

	Total Convertible Preferred Stocks (cost $2,221,250)	$2,879,442

	Total Long-Term Investments (cost $833,950,632)	$852,286,814

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 2.2%
19,003,486	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $19,003,581; collateralized by U.S. Treasury Note at 3.125%, maturing 11/15/2028, with a market value of $19,383,614	$19,003,486

The accompanying notes are an integral part of these financial statements.

93

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 2.3% - (continued)
	Securities Lending Collateral - 0.1%
573,202	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(17)	$573,202
579	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(17)	579

		573,781

	Total Short-Term Investments (cost $19,577,267)	$19,577,267

Total Investments (cost $853,527,899)	101.1%	$871,864,081
Other Assets and Liabilities	(1.1)%	(9,537,871)

Total Net Assets	100.0%	$862,326,210

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $203,820,800, representing 23.6% of net assets.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $3,494,117, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $2,234,137 or 0.3% of net assets.

Period Acquired	Security Name	Shares	Total Cost	Market Value
08/2011	Allstar Co.	2,006,600	$872,908	$1,685,544
11/2013	Tory Burch LLC	13,296	1,042,090	548,593

			$1,914,998	$2,234,137

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $4,229,544 at October 31, 2020.

(8)	Securities disclosed are interest-only strips.

(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(11)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of this security was $2,444,456, representing 0.3% of net assets.

(12)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2020.

(13)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2020, the aggregate value of the unfunded commitment was $87,974, which rounds to 0.0% of total net assets.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Represents or includes a TBA transaction.

(16)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2020, the market value of securities pledged was $448,654.

(17)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

94

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	14	12/31/2020	$1,758,422	$(6,057)
U.S. Treasury 10-Year Note Future	4	12/21/2020	552,875	(4,726)
U.S. Treasury 10 Year Ultra Future	57	12/21/2020	8,965,031	(108,925)

Total				$(119,708)

Short position contracts:
U.S. Treasury Long Bond Future	11	12/21/2020	$1,897,156	$37,949

Total futures contracts				$(81,759)

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,366,000	EUR	5,098,514	USD	UBS	11/30/2020	$—	$(10,290)
34,888,274	USD	29,730,000	EUR	CSFB	11/30/2020	240,335	—
9,742,075	USD	8,222,000	EUR	CBK	11/30/2020	159,991	—

Total Foreign Currency Contracts						$400,326	$(10,290)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$4,681,569	$137,754	$4,543,815	$—
Banks	3,444,276	1,933,297	1,510,979	—
Capital Goods	25,583,183	8,855,295	16,727,888	—
Commercial & Professional Services	2,549,717	214,089	2,335,628	—
Consumer Durables & Apparel	20,951,299	11,723,820	9,227,479	—
Consumer Services	5,979,667	4,637,048	1,342,619	—
Diversified Financials	3,350,097	3,350,097	—	—
Energy	1,546,198	141,786	1,404,412	—
Food & Staples Retailing	2,590,381	493,811	2,096,570	—
Food, Beverage & Tobacco	13,875,415	3,345,484	10,529,931	—
Health Care Equipment & Services	8,531,240	4,239,534	4,291,706	—
Household & Personal Products	3,978,718	2,763,008	1,215,710	—
Insurance	5,074,908	888,585	4,186,323	—
Materials	7,196,501	2,295,249	4,901,252	—
Media & Entertainment	4,660,325	1,220,077	3,440,248	—
Pharmaceuticals, Biotechnology & Life Sciences	17,077,146	9,115,665	7,961,481	—
Real Estate	20,435,238	19,185,891	1,249,347	—
Retailing	8,637,073	4,262,610	3,825,870	548,593
Semiconductors & Semiconductor Equipment	4,625,698	2,311,845	2,313,853	—
Software & Services	10,277,600	9,002,700	1,274,900	—
Technology Hardware & Equipment	932,567	76,854	855,713	—
Telecommunication Services	6,118,452	3,899,793	2,218,659	—
Transportation	4,151,883	2,151,214	2,000,669	—
Utilities	20,692,345	1,938,185	18,754,160	—
Asset & Commercial Mortgage-Backed Securities	149,476,022	—	148,216,042	1,259,980
Corporate Bonds	176,909,145	—	176,909,145	—
Equity Linked Securities	112,034,159	—	112,034,159	—
Foreign Government Obligations	14,310,862	—	14,310,862	—
Municipal Bonds	8,287,057	—	8,287,057	—
Senior Floating Rate Interests	73,465,546	—	73,465,546	—
U.S. Government Agencies	16,366,039	—	16,366,039	—
U.S. Government Securities	86,042,925	—	86,042,925	—

The accompanying notes are an integral part of these financial statements.

95

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
Convertible Bonds	$5,574,121	$—	$5,574,121	$—
Convertible Preferred Stocks	2,879,442	2,879,442	—	—
Short-Term Investments	19,577,267	573,781	19,003,486	—
Foreign Currency Contracts(2)	400,326	—	400,326	—
Futures Contracts(2)	37,949	37,949	—	—

Total	$872,302,356	$101,674,863	$768,818,920	$1,808,573

Liabilities
Foreign Currency Contracts(2)	$(10,290)	$—	$(10,290)	$—
Futures Contracts(2)	(119,708)	(119,708)	—	—

Total	$(129,998)	$(119,708)	$(10,290)	$—

(1)	For the year ended October 31, 2020, investments valued at $461,518 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of the Level 3 assets for the period ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

96

Hartford Multi-Strategy Funds

Glossary: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage-Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
EAFE	Europe, Australasia and Far East
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
S&P	Standard & Poor’s

Other Abbreviations:
ADR	American Depositary Receipt
CD	Certificate of Deposit
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind

Other Abbreviations: – (continued)
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

Municipal Abbreviations:
AGM	Assured Guaranty Municipal Corp
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
PA	Port Authority
Rev	Revenue

97

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2020

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Assets:
Investments in securities, at market value(1)	$12,719,890,563	$82,932,071	$3,532,318	$483,270
Repurchase agreements	493,001,479	1,929,223	—	—
Investments in affiliated investment companies, at market value	—	24,876,601	1,463,598,238	128,186,613
Cash	225,605,053	1,012,500	—	—
Cash collateral held for securities on loan	984,218	1,182	—	—
Cash collateral due from broker on swap contracts	—	11	—	—
Foreign currency	867,643	2,871	—	—
Unrealized appreciation on OTC swap contracts	48,585	—	—	—
Unrealized appreciation on foreign currency contracts	1,726,257	119,810	—	—
Receivables:
From affiliates	—	24,916	—	186
Investment securities sold	85,957,938	20,742	684,482	9,355
Fund shares sold	22,703,924	3,159	375,698	140,866
Dividends and interest	71,272,812	456,884	935,514	54,237
Securities lending income	7,079	9	—	—
Variation margin on futures contracts	956,113	—	—	—
Variation margin on centrally cleared swap contracts	45,611	—	—	—
Tax reclaims	2,449,339	82,161	—	—
OTC swap contracts premiums paid	1,549,003	—	—	—
Other assets	251,448	55,305	62,726	50,577

Total assets	13,627,317,065	111,517,445	1,469,188,976	128,925,104

Liabilities:
Unrealized depreciation on foreign currency contracts	437,910	11,089	—	—
Obligation to return securities lending collateral	19,684,351	23,645	—	—
Unrealized depreciation on OTC swap contracts	777,562	—	—	—
Cash collateral due to broker on futures contracts	270,000	—	—	—
Cash collateral due to broker on swap contracts	480,000	—	—	—
Payables:
Investment securities purchased	64,508,442	307,211	—	—
Fund shares redeemed	17,297,909	180,467	1,542,071	98,211
Investment management fees	6,039,151	29,616	—	11,076
Transfer agent fees	1,504,272	27,562	243,621	24,905
Accounting services fees	163,879	1,364	18,144	1,548
Board of Directors’ fees	51,023	519	6,162	492
Variation margin on futures contracts	—	6,604	—	—
Foreign taxes	—	5,050	—	—
Distribution fees	668,963	6,680	74,724	6,576
Interest on reverse repurchase agreements	714	—	—	—
Accrued expenses	1,019,424	121,761	115,490	25,606
OTC swap contracts premiums received	33,230	—	—	—

Total liabilities	112,936,830	721,568	2,000,212	168,414

Net assets	$13,514,380,235	$110,795,877	$1,467,188,764	$128,756,690

Summary of Net Assets:
Capital stock and paid-in-capital	$12,360,188,778	$139,047,547	$1,370,752,309	$124,981,554
Distributable earnings (loss)	1,154,191,457	(28,251,670)	96,436,455	3,775,136

Net assets	$13,514,380,235	$110,795,877	$1,467,188,764	$128,756,690

Shares authorized	1,950,000,000	560,000,000	850,000,000	400,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$14.53	$9.01	$9.42	$10.99

Maximum offering price per share	$15.38	$9.43	$9.97	$11.63

Shares outstanding	257,983,173	7,839,102	133,550,524	10,048,802

Net Assets	$3,747,274,542	$70,600,905	$1,258,231,690	$110,424,655

Class C: Net asset value per share	$14.29	$9.03	$9.36	$10.90

Shares outstanding	209,493,211	2,604,382	13,597,175	1,021,645

Net Assets	$2,994,151,342	$23,511,591	$127,227,512	$11,130,911

Class I: Net asset value per share	$14.53	$8.99	$9.44	$11.01

Shares outstanding	272,592,771	1,407,654	6,798,944	169,109

Net Assets	$3,960,448,248	$12,661,157	$64,174,681	$1,862,233

Class R3: Net asset value per share	$14.59	$9.01	$9.38	$11.00

Shares outstanding	10,623,716	87,083	1,280,691	249,183

Net Assets	$154,952,836	$784,966	$12,009,630	$2,742,031

The accompanying notes are an integral part of these financial statements.

98

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Class R4: Net asset value per share	$14.59	$8.97	$9.39	$11.00

Shares outstanding	6,095,591	43,003	329,421	100,660

Net Assets	$88,942,493	$385,681	$3,092,924	$1,107,686

Class R5: Net asset value per share	$14.61	$8.97	$9.28	$11.04

Shares outstanding	2,889,980	67,377	39,766	133,733

Net Assets	$42,220,307	$604,551	$368,906	$1,477,068

Class R6: Net asset value per share	$14.70	$8.99	$—	$—

Shares outstanding	16,390,539	1,176	—	—

Net Assets	$240,876,178	$10,566	$—	$—

Class Y: Net asset value per share	$14.70	$8.95	$—	$—

Shares outstanding	10,502,619	226,890	—	—

Net Assets	$154,356,256	$2,030,429	$—	$—

Class F: Net asset value per share	$14.54	$8.93	$9.43	$11.03

Shares outstanding	146,618,568	23,069	220,843	1,098

Net Assets	$2,131,158,033	$206,031	$2,083,421	$12,106

Cost of investments	$12,150,928,891	$82,478,713	$3,532,318	$483,270
Cost of investments in affiliated investment companies	$—	$25,715,861	$1,399,063,322	$123,623,867
Cost of foreign currency	$868,131	$2,882	$—	$—

(1) Includes Investment in securities on loan, at market value	$19,136,644	$22,979	$—	$—

The accompanying notes are an integral part of these financial statements.

99

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi- Asset Income and Growth Fund
Assets:
Investments in securities, at market value(1)	$139,930,962	$1,609,382	$1,204,152	$852,860,595
Repurchase agreements	3,336,880	—	—	19,003,486
Investments in affiliated investment companies, at market value	—	550,546,343	371,614,294	—
Cash	1,480,711	—	—	—
Cash collateral held for securities on loan	42,192	—	—	30,199
Foreign currency	31,226	—	—	2,080,319
Unrealized appreciation on OTC swap contracts	22,784	—	—	—
Unrealized appreciation on foreign currency contracts	281,352	—	—	400,326
Receivables:
From affiliates	33,057	—	—	—
Investment securities sold	6,637,541	167,401	278,779	24,211,379
Fund shares sold	129,947	76,191	79,658	658,126
Dividends and interest	203,435	77,630	96,991	3,198,423
Securities lending income	871	—	—	340
Variation margin on futures contracts	711,262	—	—	—
Tax reclaims	55,215	—	—	226,427
OTC swap contracts premiums paid	15,123	—	—	—
Other assets	39,767	54,853	54,293	65,817

Total assets	152,952,325	552,531,800	373,328,167	902,735,437

Liabilities:
Unrealized depreciation on foreign currency contracts	92,962	—	—	10,290
Unrealized depreciation on bond forward contracts	61,178	—	—	—
Due to custodian	—	—	—	339,716
Obligation to return securities lending collateral	843,849	—	—	603,980
Unrealized depreciation on OTC swap contracts	24,793	—	—	—
Cash collateral due to broker on swap contracts	—	—	—	10,000
Unfunded loan commitments	—	—	—	88,827
Payables:
Investment securities purchased	5,438,470	—	—	37,581,935
Fund shares redeemed	6,007	419,624	326,771	947,037
Investment management fees	118,492	48,259	32,557	423,144
Transfer agent fees	15,046	135,753	78,156	173,427
Accounting services fees	1,801	6,790	4,552	10,469
Board of Directors’ fees	726	2,200	1,471	3,501
Variation margin on futures contracts	—	—	—	19,285
Foreign taxes	1,594	—	—	8,405
Distribution fees	780	26,913	18,421	36,992
Distributions payable	—	—	—	159
Written options	5,460	—	—	—
Accrued expenses	88,329	63,229	46,614	152,060
OTC swap contracts premiums received	14,923	—	—	—

Total liabilities	6,714,410	702,768	508,542	40,409,227

Net assets	$146,237,915	$551,829,032	$372,819,625	$862,326,210

Summary of Net Assets:
Capital stock and paid-in-capital	$268,259,124	$501,149,814	$345,474,553	$858,795,722
Distributable earnings (loss)	(122,021,209)	50,679,218	27,345,072	3,530,488

Net assets	$146,237,915	$551,829,032	$372,819,625	$862,326,210

Shares authorized	700,000,000	400,000,000	400,000,000	845,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.76	$12.75	$11.91	$19.61

Maximum offering price per share	$8.21	$13.49	$12.60	$20.75

Shares outstanding	1,511,988	38,570,208	26,387,562	30,079,714

Net Assets	$11,732,376	$491,746,730	$314,358,136	$589,744,921

Class C: Net asset value per share	$7.60	$12.64	$11.77	$19.65

Shares outstanding	227,932	2,962,998	2,251,041	3,955,261

Net Assets	$1,732,475	$37,446,264	$26,485,401	$77,719,139

Class I: Net asset value per share	$7.76	$12.69	$11.97	$19.58

Shares outstanding	1,715,646	711,226	761,357	5,043,516

Net Assets	$13,317,955	$9,023,624	$9,115,447	$98,761,951

Class R3: Net asset value per share	$7.80	$12.44	$11.72	$19.89

Shares outstanding	10,522	454,217	1,151,522	60,482

Net Assets	$82,056	$5,649,220	$13,491,320	$1,202,811

The accompanying notes are an integral part of these financial statements.

100

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi- Asset Income and Growth Fund
Class R4: Net asset value per share	$7.79	$12.69	$11.94	$19.95

Shares outstanding	2,853	201,997	293,423	26,430

Net Assets	$22,238	$2,562,828	$3,502,980	$527,165

Class R5: Net asset value per share	$7.71	$12.78	$11.98	$19.94

Shares outstanding	14,914	396,519	460,749	7,059

Net Assets	$115,029	$5,066,739	$5,519,608	$140,768

Class R6: Net asset value per share	$—	$—	$—	$19.95

Shares outstanding	—	—	—	15,360

Net Assets	$—	$—	$—	$306,410

Class Y: Net asset value per share	$7.76	$—	$—	$19.96

Shares outstanding	6,046,981	—	—	541,742

Net Assets	$46,914,606	$—	$—	$10,811,695

Class F: Net asset value per share	$7.76	$12.70	$11.98	$19.57

Shares outstanding	9,324,299	26,269	28,950	4,246,728

Net Assets	$72,321,180	$333,627	$346,733	$83,111,350

Cost of investments	$134,586,566	$1,609,382	$1,204,152	$853,527,899
Cost of investments in affiliated investment companies	$—	$520,287,810	$354,188,173	$—
Cost of foreign currency	$33,054	$—	$—	$2,080,675
Proceeds of written option contracts	$7,681	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$815,863	$—	$—	$585,289

The accompanying notes are an integral part of these financial statements.

101

Hartford Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2020

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Investment Income:
Dividends	$185,858,720	$1,337,291	$—	$—
Dividends from affiliated investment companies	—	744,634	29,001,546	2,766,018
Interest	259,740,067	1,193,420	22,010	1,828
Securities lending	330,561	25,781	—	—
Less: Foreign tax withheld	(2,893,145)	(62,350)	—	—

Total investment income, net	443,036,203	3,238,776	29,023,556	2,767,846

Expenses:
Investment management fees	69,245,771	407,398	—	128,334
Transfer agent fees
Class A	2,851,842	110,521	1,235,875	121,776
Class C	2,591,974	48,339	183,138	19,633
Class I	2,935,872	15,518	56,960	1,850
Class R3	314,497	2,007	29,315	6,429
Class R4	135,344	634	6,258	2,830
Class R5	48,194	804	414	2,142
Class R6	7,289	—	—	—
Class Y	171,981	2,664	—	—
Class F	30,141	27	258	—
Distribution fees
Class A	9,040,155	183,410	3,183,908	268,361
Class C	32,350,698	339,180	1,489,539	131,201
Class R3	850,084	4,560	69,857	14,893
Class R4	237,389	932	11,195	4,159
Custodian fees	163,020	53,433	2,898	1,213
Registration and filing fees	448,564	178,083	124,638	96,949
Accounting services fees	2,054,406	21,331	224,069	19,016
Board of Directors’ fees	418,058	3,597	46,755	4,017
Audit and tax fees	39,383	77,145	19,096	18,608
Other expenses	1,805,692	48,148	219,999	28,043

Total expenses (before waivers, reimbursements and fees paid indirectly)	125,740,354	1,497,731	6,904,172	869,454

Expense waivers	—	(309,344)	—	(282)
Transfer agent fee waivers	(15,676)	—	—	—
Distribution fee reimbursements	(13,216)	(1,077)	(12,658)	(3,408)
Commission recapture	(37,436)	(20)	—	—

Total waivers, reimbursements and fees paid indirectly	(66,328)	(310,441)	(12,658)	(3,690)

Total expenses, net	125,674,026	1,187,290	6,891,514	865,764

Net Investment Income (Loss)	317,362,177	2,051,486	22,132,042	1,902,082

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	62,536	61,091,007	1,813,213
Investments	45,537,624	(341,300)	—	—
Less: Foreign taxes paid/accrued on realized capital gains	—	(5,269)	—	—
Investments in affiliated investment companies	—	(337,530)	(9,997,668)	1,453,296
Purchased options contracts	—	(112,137)	—	—
Futures contracts	6,166,386	(1,008,549)	—	—
Written options contracts	—	65,868	—	—
Swap contracts	(7,160,584)	(351,101)	—	—
Foreign currency contracts	(2,317,750)	125,867	—	—
Other foreign currency transactions	(196,732)	(32,172)	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	42,028,944	(1,933,787)	51,093,339	3,266,509

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(211,091,175)	492,250	—	—
Investments in affiliated investment companies	—	(1,053,700)	(4,311,369)	(439,470)
Purchased options contracts	—	(127,905)	—	—
Futures contracts	6,984,104	(71,705)	—	—
Swap contracts	2,540,879	2,374	—	—
Bond forward contracts	—	(58,183)	—	—
Foreign currency contracts	1,663,605	186,208	—	—

The accompanying notes are an integral part of these financial statements.

102

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Translation of other assets and liabilities in foreign currencies	192,065	4,045	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(199,710,522)	(626,616)	(4,311,369)	(439,470)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(157,681,578)	(2,560,403)	46,781,970	2,827,039

Net Increase (Decrease) in Net Assets Resulting from Operations	$159,680,599	$(508,917)	$68,914,012	$4,729,121

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$—	$(5,050)	$—	$—

The accompanying notes are an integral part of these financial statements.

103

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Investment Income:
Dividends	$4,924,066	$—	$—	$21,629,287
Dividends from affiliated investment companies	—	10,018,112	7,386,107	—
Interest	1,102,438	7,985	5,290	18,248,068
Securities lending	39,694	—	—	54,213
Less: Foreign tax withheld	(295,665)	—	—	(465,751)

Total investment income, net	5,770,533	10,026,097	7,391,397	39,465,817

Expenses:
Investment management fees	1,849,538	561,279	377,936	5,085,756
Transfer agent fees
Class A	27,349	763,549	400,211	924,897
Class C	5,906	83,893	47,976	102,573
Class I	17,965	8,985	8,106	62,277
Class R3	174	12,564	28,823	3,310
Class R4	59	5,560	3,965	1,448
Class R5	106	5,523	5,733	342
Class R6	—	—	—	9
Class Y	48,739	—	—	11,625
Class F	251	10	9	2,223
Distribution fees
Class A	31,954	1,242,305	788,150	1,536,801
Class C	23,612	429,037	303,727	905,435
Class R3	398	30,072	69,753	7,643
Class R4	94	9,413	8,497	2,126
Custodian fees	61,628	2,077	1,740	74,160
Registration and filing fees	105,170	101,003	98,980	146,477
Accounting services fees	31,449	83,587	55,972	140,148
Board of Directors’ fees	5,706	17,067	11,454	27,828
Audit and tax fees	72,351	18,765	22,021	42,570
Other expenses	29,712	102,445	65,040	190,353

Total expenses (before waivers, reimbursements and fees paid indirectly)	2,312,161	3,477,134	2,298,093	9,268,001

Expense waivers	(161,928)	—	—	—
Management fee waivers	(251,779)	—	—	—
Transfer agent fee waivers	—	—	—	(3,601)
Distribution fee reimbursements	(141)	(20,308)	(13,770)	(30,430)
Commission recapture	(1,843)	—	—	—

Total waivers, reimbursements and fees paid indirectly	(415,691)	(20,308)	(13,770)	(34,031)

Total expenses, net	1,896,470	3,456,826	2,284,323	9,233,970

Net Investment Income (Loss)	3,874,063	6,569,271	5,107,074	30,231,847

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	13,727,081	7,275,578	—
Investments	(32,651,114)	—	—	(5,343,133)
Less: Foreign taxes paid/accrued on realized capital gains	(17,580)	—	—	(53,384)
Investments in affiliated investment companies	—	2,437,164	1,773,078	—
Purchased options contracts	(11,378)	—	—	4,093,419
Futures contracts	(470,266)	—	—	(2,870,497)
Written options contracts	6,543	—	—	(10,257,273)
Swap contracts	201,235	—	—	473,618
Bond forward contracts	1,111,069	—	—	—
Foreign currency contracts	31,552	—	—	(1,374,745)
Other foreign currency transactions	(256,006)	—	—	(105,759)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(32,055,945)	16,164,245	9,048,656	(15,437,754)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	3,217,545	—	—	(16,912,493)
Investments in affiliated investment companies	—	(2,612,332)	(393,878)	—
Purchased options contracts	6,106	—	—	—
Futures contracts	45,983	—	—	(50,243)
Written options contracts	1,534	—	—	—
Swap contracts	77,156	—	—	(7,625)

The accompanying notes are an integral part of these financial statements.

104

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Bond forward contracts	(61,178)	—	—	—
Foreign currency contracts	347,294	—	—	747,921
Translation of other assets and liabilities in foreign currencies	1,788	—	—	30,378

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	3,636,228	(2,612,332)	(393,878)	(16,192,062)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(28,419,717)	13,551,913	8,654,778	(31,629,816)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,545,654)	$20,121,184	$13,761,852	$(1,397,969)

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$1,590	$—	$—	$10,744

The accompanying notes are an integral part of these financial statements.

105

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Income Fund		Hartford AARP Balanced Retirement Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$317,362,177	$317,063,765	$2,051,486	$3,035,068
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	42,028,944	125,189,429	(1,933,787)	987,744
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(199,710,522)	1,101,795,618	(626,616)	2,018,265

Net Increase (Decrease) in Net Assets Resulting from Operations	159,680,599	1,544,048,812	(508,917)	6,041,077

Distributions to Shareholders:
Class A	(116,699,873)	(207,094,162)	(1,512,068)	(1,052,429)
Class C	(83,323,496)	(194,171,595)	(418,764)	(703,819)
Class I	(132,837,623)	(213,576,656)	(441,202)	(1,183,385)
Class R3	(5,044,990)	(11,863,024)	(14,895)	(140,237)
Class R4	(3,067,138)	(7,778,548)	(7,433)	(139,944)
Class R5	(1,539,667)	(3,121,782)	(15,695)	(146,932)
Class R6	(5,772,348)	(7,718,458)	(261)	(252)
Class Y	(5,334,841)	(9,789,523)	(54,939)	(1,349,201)
Class F	(69,891,681)	(104,071,772)	(22,042)	(23,318)

Total distributions	(423,511,657)	(759,185,520)	(2,487,299)	(4,739,517)

Capital Share Transactions:
Sold	3,479,475,130	2,840,448,032	10,485,934	25,363,961
Issued in merger	—	—	—	141,613,619
Issued on reinvestment of distributions	394,527,278	704,992,456	2,364,504	4,656,431
Redeemed	(3,145,641,592)	(2,900,273,594)	(57,327,491)	(93,968,074)

Net increase (decrease) from capital share transactions	728,360,816	645,166,894	(44,477,053)	77,665,937

Net Increase (Decrease) in Net Assets	464,529,758	1,430,030,186	(47,473,269)	78,967,497

Net Assets:
Beginning of period	13,049,850,477	11,619,820,291	158,269,146	79,301,649

End of period	$13,514,380,235	$13,049,850,477	$110,795,877	$158,269,146

The accompanying notes are an integral part of these financial statements.

106

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$22,132,042	$23,701,487	$1,902,082	$3,655,881
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	51,093,339	97,507,194	3,266,509	934,511
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(4,311,369)	77,511,220	(439,470)	6,513,136

Net Increase (Decrease) in Net Assets Resulting from Operations	68,914,012	198,719,901	4,729,121	11,103,528

Distributions to Shareholders:
Class A	(93,188,691)	(118,347,376)	(2,715,202)	(2,912,028)
Class C	(10,606,943)	(16,616,057)	(207,113)	(296,093)
Class I	(4,737,593)	(6,115,188)	(35,559)	(50,197)
Class R3	(1,069,179)	(1,452,359)	(65,407)	(109,866)
Class R4	(409,168)	(503,671)	(51,541)	(71,418)
Class R5	(24,460)	(42,828)	(55,546)	(61,359)
Class R6	—	—	—	—
Class Y	—	—	—	—
Class F	(424,135)	(75,764)	(329)	(356)

Total distributions	(110,460,169)	(143,153,243)	(3,130,697)	(3,501,317)

Capital Share Transactions:
Sold	140,829,650	188,637,635	25,005,752	43,104,618
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	109,729,534	142,002,404	3,084,773	3,438,110
Redeemed	(315,401,639)	(340,115,811)	(30,300,277)	(36,568,499)

Net increase (decrease) from capital share transactions	(64,842,455)	(9,475,772)	(2,209,752)	9,974,229

Net Increase (Decrease) in Net Assets	(106,388,612)	46,090,886	(611,328)	17,576,440

Net Assets:
Beginning of period	1,573,577,376	1,527,486,490	129,368,018	111,791,578

End of period	$1,467,188,764	$1,573,577,376	$128,756,690	$129,368,018

The accompanying notes are an integral part of these financial statements.

107

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Global Real Asset Fund (consolidated)		The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$3,874,063	$7,605,122	$6,569,271	$11,166,279
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(32,055,945)	(19,864,597)	16,164,245	21,073,147
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,636,228	14,064,288	(2,612,332)	26,377,718

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,545,654)	1,804,813	20,121,184	58,617,144

Distributions to Shareholders:
Class A	(392,987)	(308,202)	(22,821,778)	(18,140,238)
Class C	(54,081)	(45,411)	(1,733,204)	(1,133,563)
Class I	(1,091,737)	(764,332)	(509,475)	(421,394)
Class R3	(1,984)	(1,759)	(270,958)	(352,176)
Class R4	(1,562)	(3,961)	(249,170)	(262,478)
Class R5	(1,553)	(305)	(246,703)	(219,881)
Class R6	—	—	—	—
Class Y	(2,745,947)	(2,943,318)	—	—
Class F	(3,429,830)	(2,578,535)	(11,831)	(441)

Total distributions	(7,719,681)	(6,645,823)	(25,843,119)	(20,530,171)

Capital Share Transactions:
Sold	34,439,424	37,302,534	38,392,636	55,433,148
Issued on reinvestment of distributions	7,528,291	6,366,743	25,480,822	20,243,863
Redeemed	(126,702,200)	(73,892,874)	(108,823,696)	(115,846,338)

Net increase (decrease) from capital share transactions	(84,734,485)	(30,223,597)	(44,950,238)	(40,169,327)

Net Increase (Decrease) in Net Assets	(116,999,820)	(35,064,607)	(50,672,173)	(2,082,354)

Net Assets:
Beginning of period	263,237,735	298,302,342	602,501,205	604,583,559

End of period	$146,237,915	$263,237,735	$551,829,032	$602,501,205

The accompanying notes are an integral part of these financial statements.

108

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	Hartford Moderate Allocation Fund		Hartford Multi-Asset Income and Growth Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$5,107,074	$9,779,573	$30,231,847	$27,493,842
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	9,048,656	8,068,733	(15,437,754)	131,021,700
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(393,878)	19,745,796	(16,192,062)	(74,360,171)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,761,852	37,594,102	(1,397,969)	84,155,371

Distributions to Shareholders:
Class A	(11,455,327)	(26,595,064)	(107,059,343)	(60,429,364)
Class C	(907,187)	(2,965,479)	(15,955,771)	(9,204,112)
Class I	(372,728)	(924,092)	(16,840,972)	(6,271,868)
Class R3	(458,385)	(1,396,505)	(263,604)	(167,614)
Class R4	(106,871)	(574,129)	(194,734)	(209,275)
Class R5	(222,154)	(441,321)	(55,804)	(16,254)
Class R6	—	—	(26,195)	(138,508)
Class Y	—	—	(2,154,579)	(1,527,185)
Class F	(10,148)	(924)	(16,129,608)	(9,459,307)

Total distributions	(13,532,800)	(32,897,514)	(158,680,610)	(87,423,487)

Capital Share Transactions:
Sold	33,178,241	36,252,039	143,867,680	158,866,307
Issued on reinvestment of distributions	13,378,851	32,455,199	155,816,239	85,714,706
Redeemed	(72,121,441)	(93,233,316)	(269,458,658)	(184,611,405)

Net increase (decrease) from capital share transactions	(25,564,349)	(24,526,078)	30,225,261	59,969,608

Net Increase (Decrease) in Net Assets	(25,335,297)	(19,829,490)	(129,853,318)	56,701,492

Net Assets:
Beginning of period	398,154,922	417,984,412	992,179,528	935,478,036

End of period	$372,819,625	$398,154,922	$862,326,210	$992,179,528

The accompanying notes are an integral part of these financial statements.

109

Hartford Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Balanced Income Fund

For the Year Ended October 31, 2020
A	$14.76	$0.35	$(0.10)	$0.25	$(0.35)	$(0.13)	$—	$(0.48)	$14.53	1.75%	$3,747,275	0.89%	0.89%		2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	—	(0.37)	14.29	0.92	2,994,151	1.64	1.64		1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.53	1.94	3,960,448	0.63	0.63		2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	—	(0.42)	14.59	1.36	154,953	1.24	1.24		2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	—	(0.47)	14.59	1.60	88,942	0.95	0.95		2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.61	1.90	42,220	0.66	0.66		2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	—	(0.52)	14.70	2.06	240,876	0.56	0.56		2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	—	(0.51)	14.70	1.96	154,356	0.67	0.66		2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	—	(0.53)	14.54	2.08	2,131,158	0.56	0.56		2.76	63

For the Year Ended October 31, 2019
A	$13.86	$0.38	$1.43	$1.81	$(0.38)	$(0.53)	$—	$(0.91)	$14.76	13.88%	$3,517,691	0.90%	0.90%		2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	—	(0.81)	14.53	13.08	3,365,430	1.65	1.65		1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	—	(0.95)	14.77	14.24	3,670,729	0.65	0.65		2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	—	(0.86)	14.82	13.54	190,851	1.26	1.26		2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	—	(0.90)	14.83	13.88	103,304	0.97	0.97		2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	—	(0.95)	14.85	14.14	43,770	0.67	0.67		2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	—	(0.96)	14.93	14.24	192,279	0.58	0.58		3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	—	(0.95)	14.93	14.16	150,620	0.66	0.65		3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	—	(0.96)	14.77	14.24	1,815,178	0.57	0.57		3.06	54

For the Year Ended October 31, 2018
A	$14.80	$0.38	$(0.53)	$(0.15)	$(0.36)	$(0.43)	$—	$(0.79)	$13.86	(1.14)%	$3,127,224	0.91%	0.91%		2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	—	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66		1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	—	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65		2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	—	(0.74)	13.90	(1.49)	196,578	1.28	1.27		2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	—	(0.78)	13.91	(1.19)	121,239	0.98	0.97		2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	—	(0.82)	13.93	(0.91)	52,640	0.68	0.68		2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	14.01	(0.74)	87,445	0.58	0.58		2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	—	(0.83)	14.01	(0.79)	146,051	0.63	0.63		2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58		2.96	48

For the Year Ended October 31, 2017
A	$13.80	$0.37	$1.14	$1.51	$(0.36)	$(0.15)	$—	$(0.51)	$14.80	11.16%	$3,297,181	0.92%	0.92%		2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37	3,657,126	1.66	1.66		1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41	3,351,891	0.69	0.69		2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79	222,526	1.30	1.24		2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10	109,315	1.00	0.94		2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44	45,300	0.70	0.69		2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48	31,234	0.60	0.60		2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46	124,655	0.62	0.62		2.91	39
F(5)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	6.41 (6)	1,126,948	0.60 (7)	0.60	(7)	2.47 (7)	39

For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$—	$(0.55)	$13.80	7.29%	$3,076,342	0.96%	0.96	%(8)	2.73%	36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30	6,529	1.08	1.00	(8)	2.74	36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48	3,171,408	1.69	1.69	(8)	1.99	36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57	2,290,723	0.70	0.70	(8)	2.95	36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98	174,319	1.32	1.25	(8)	2.43	36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36	106,451	1.02	0.95	(8)	2.71	36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53	31,698	0.72	0.70	(8)	2.97	36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	9,636	0.62	0.62	(8)	3.04	36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	86,177	0.62	0.62	(8)	3.00	36

The accompanying notes are an integral part of these financial statements.

110

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

Hartford AARP Balanced Retirement Fund

For the Year Ended October 31, 2020
A	$9.20	$0.15	$(0.15)	$0.00	(18)	$(0.19)	$—	$—	$(0.19)	$9.01	(0.05)%	$70,601	1.01%	0.77%		1.70%	104	%(19)
C	9.21	0.09	(0.16)	(0.07)		(0.11)	—	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51		0.99	104	(19)
I	9.20	0.19	(0.18)	0.01		(0.22)	—	—	(0.22)	8.99	0.09	12,661	0.69	0.46		2.07	104	(19)
R3	9.21	0.13	(0.18)	(0.05)		(0.15)	—	—	(0.15)	9.01	(0.54)	785	1.33	1.08		1.39	104	(19)
R4	9.16	0.15	(0.16)	(0.01)		(0.18)	—	—	(0.18)	8.97	(0.09)	386	1.03	0.78		1.66	104	(19)
R5	9.17	0.18	(0.17)	0.01		(0.21)	—	—	(0.21)	8.97	0.10	605	0.73	0.47		2.01	104	(19)
R6	9.19	0.19	(0.16)	0.03		(0.23)	—	—	(0.23)	8.99	0.27	11	0.61	0.37		2.10	104	(19)
Y	9.14	0.18	(0.16)	0.02		(0.21)	—	—	(0.21)	8.95	0.18	2,030	0.71	0.47		2.04	104	(19)
F	9.13	0.20	(0.17)	0.03		(0.23)	—	—	(0.23)	8.93	0.30	206	0.61	0.37		2.23	104	(19)

For the Year Ended October 31, 2019
A	$9.08	$0.27	$0.40	$0.67		$(0.55)	$—	$—	$(0.55)	$9.20	7.95%	$83,998	1.06%	0.71%		3.00%	207%
C	9.08	0.23	0.38	0.61		(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45		2.57	207
I	9.07	0.36	0.34	0.70		(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61		3.99	207
R3	9.08	0.36	0.35	0.71		(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55		4.02	207
R4	9.08	0.38	0.33	0.71		(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54		4.16	207
R5	9.07	0.36	0.34	0.70		(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54		3.93	207
R6(9)	8.93	0.21	0.27	0.48		(0.22)	—	—	(0.22)	9.19	5.42	11	0.75	0.48		3.43	207
Y	9.07	0.38	0.31	0.69		(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53		4.17	207
F	9.07	0.26	0.44	0.70		(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44		3.02	207

For the Year Ended October 31, 2018
A	$9.46	$0.41	$(0.28)	$0.13		$(0.51)	$—	$—	$(0.51)	$9.08	1.26%	$13,324	1.20%	0.78%		4.35%	61%
C	9.47	0.35	(0.29)	0.06		(0.45)	—	—	(0.45)	9.08	0.55	11,686	1.98	1.47		3.71	61
I	9.46	0.42	(0.28)	0.14		(0.53)	—	—	(0.53)	9.07	1.40	20,780	0.98	0.68		4.51	61
R3	9.47	0.40	(0.28)	0.12		(0.51)	—	—	(0.51)	9.08	1.21	2,225	1.61	0.84		4.28	61
R4	9.46	0.41	(0.28)	0.13		(0.51)	—	—	(0.51)	9.08	1.27	2,241	1.31	0.78		4.34	61
R5	9.46	0.41	(0.28)	0.13		(0.52)	—	—	(0.52)	9.07	1.27	2,256	1.01	0.72		4.40	61
Y	9.46	0.42	(0.28)	0.14		(0.53)	—	—	(0.53)	9.07	1.37	26,398	0.89	0.61		4.51	61
F	9.46	0.42	(0.27)	0.15		(0.54)	—	—	(0.54)	9.07	1.39	391	0.89	0.61		4.50	61

For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80		$(0.38)	$—	$—	$(0.38)	$9.46	9.06%	$11,877	1.26%	0.95%		4.26%	85%
C	9.04	0.34	0.41	0.75		(0.32)	—	—	(0.32)	9.47	8.42	6,972	2.05	1.58		3.65	85
I	9.04	0.41	0.41	0.82		(0.40)	—	—	(0.40)	9.46	9.22	13,310	1.07	0.83		4.40	85
R3	9.04	0.38	0.41	0.79		(0.36)	—	—	(0.36)	9.47	8.95	2,197	1.68	1.12		4.11	85
R4	9.04	0.39	0.41	0.80		(0.38)	—	—	(0.38)	9.46	9.00	2,211	1.38	1.00		4.22	85
R5	9.04	0.40	0.41	0.81		(0.39)	—	—	(0.39)	9.46	9.18	2,225	1.08	0.87		4.36	85
Y	9.04	0.40	0.42	0.82		(0.40)	—	—	(0.40)	9.46	9.29	25,587	0.98	0.79		4.40	85
F(5)	9.21	0.28	0.24	0.52		(0.27)	—	—	(0.27)	9.46	5.72 (6)	419	0.97 (7)	0.66	(7)	4.48 (7)	85

For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37		$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%	$13,352	1.37%	1.13	%(10)	4.88%	80%
C	9.14	0.36	(0.06)	0.30		(0.32)	—	(0.08)	(0.40)	9.04	3.49	4,659	2.07	1.88	(10)	4.06	80
I	9.14	0.44	(0.05)	0.39		(0.40)	—	(0.09)	(0.49)	9.04	4.46	12,530	1.10	0.87	(10)	4.91	80
R3	9.14	0.40	(0.06)	0.34		(0.36)	—	(0.08)	(0.44)	9.04	3.87	2,018	1.72	1.43	(10)	4.51	80
R4	9.14	0.43	(0.04)	0.37		(0.38)	—	(0.09)	(0.47)	9.04	4.19	2,028	1.42	1.13	(10)	4.81	80
R5	9.14	0.44	(0.05)	0.39		(0.40)	—	(0.09)	(0.49)	9.04	4.40	2,038	1.12	0.94	(10)	5.00	80
Y	9.15	0.45	(0.06)	0.39		(0.41)	—	(0.09)	(0.50)	9.04	4.55	35,383	1.02	0.84	(10)	5.06	80

The accompanying notes are an integral part of these financial statements.

111

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Checks and Balances Fund

For the Year Ended October 31, 2020
A	$9.64	$0.14	$0.32	$0.46	$(0.22)	$(0.46)	$—	$(0.68)	$9.42	4.98%	$1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	—	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	—	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	—	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	—	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14

For the Year Ended October 31, 2019
A	$9.36	$0.15	$1.01	$1.16	$(0.32)	$(0.56)	$—	$(0.88)	$9.64	13.95%	$1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	—	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	—	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	—	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	—	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	—	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	—	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28

For the Year Ended October 31, 2018
A	$10.45	$0.18	$0.05	$0.23	$(0.37)	$(0.95)	$—	$(1.32)	$9.36	2.17%	$1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	—	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	—	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	—	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	—	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	—	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	—	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28

For the Year Ended October 31, 2017
A	$9.85	$0.14	$1.28	$1.42	$(0.13)	$(0.69)	$—	$(0.82)	$10.45	15.27%	$1,326,959	0.38%	0.38%	1.44%	3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F(5)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	7.27 (6)	1,441	0.04 (7)	0.04 (7)	1.57 (7)	3

For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$—	$(1.21)	$9.85	2.78%	$1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8

The Hartford Conservative Allocation Fund

For the Year Ended October 31, 2020
A	$10.83	$0.17	$0.26	$0.43	$(0.27)	$—	$—	$(0.27)	$10.99	4.04%	$110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45

The accompanying notes are an integral part of these financial statements.

112

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Conservative Allocation Fund – (continued)

For the Year Ended October 31, 2019
A	$10.23	$0.31	$0.60	$0.91	$(0.31)	$—	$—	$(0.31)	$10.83	9.28%	$105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38

For the Year Ended October 31, 2018
A	$10.60	$0.31	$(0.37)	$(0.06)	$(0.31)	$—	$—	$(0.31)	$10.23	(0.59)%	$84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32

For the Year Ended October 31, 2017
A	$9.81	$0.13	$0.79	$0.92	$(0.13)	$—	$—	$(0.13)	$10.60	9.51%	$86,987	0.58%	0.55%	1.24%	17	%(11)
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80	26,424	1.33	1.30	0.49	17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92	1,835	0.29	0.27	1.47	17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21	7,135	0.94	0.80	1.02	17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57	2,693	0.64	0.50	1.25	17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99	2,251	0.34	0.20	1.58	17
F(5)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	5.98 (6)	11	0.23 (7)	0.20 (7)	1.22 (7)	17

For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$—	$(0.15)	$9.81	1.26%	$95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44	1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34	31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45	1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99	8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28	2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56	2,231	0.34	0.19	1.25	80

The Hartford Global Real Asset Fund (consolidated)

For the Year Ended October 31, 2020
A	$8.84	$0.13	$(0.97)	$(0.84)	$(0.24)	$—	$—	$(0.24)	$7.76	(9.85)%	$11,732	1.54%	1.25%	1.58%	316	%(20)
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	316	(20)
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	316	(20)
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	316	(20)
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	316	(20)
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	316	(20)
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	316	(20)
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	316	(20)

For the Year Ended October 31, 2019
A	$9.00	$0.20	$(0.19)	$0.01	$(0.17)	$—	$—	$(0.17)	$8.84	0.27%	$14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Global Real Asset Fund (consolidated) – (continued)

For the Year Ended October 31, 2018
A	$9.38	$0.14	$(0.22)	$(0.08)	$(0.30)	$—	$—	$(0.30)	$9.00	(0.97)%	$17,794	1.55%	1.25%		1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00		0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95		1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	—	(0.25)	9.04	(1.26)	103	1.83	1.50		1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	—	(0.31)	9.02	(0.82)	207	1.53	1.20		1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.01	(0.68)	10	1.22	0.95		1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90		1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90		1.82	111

For the Year Ended October 31, 2017
A	$8.67	$0.11	$0.64	$0.75	$(0.04)	$—	$—	$(0.04)	$9.38	8.65%	$16,990	1.55%	1.25%		1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	—	9.15	7.90	7,138	2.25	2.00		0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	—	(0.06)	9.38	8.93	29,092	1.16	0.99		1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	—	(0.02)	9.40	8.43	151	1.92	1.50		0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	—	(0.03)	9.39	8.71	433	1.49	1.20		1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	—	(0.07)	9.39	9.00	67	1.17	0.95		1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	—	(0.07)	9.39	9.01	123,742	1.09	0.90		1.46	103
F(5)	8.93	0.11	0.34	0.45	—	—	—	—	9.38	5.04 (6)	112,016	1.08 (7)	0.90	(7)	1.79 (7)	103

For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(12)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	—	8.48	6.40	8,702	2.30	2.01	(12)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(12)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	—	(0.04)	8.69	6.86	126	1.95	1.49	(12)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	—	(0.08)	8.67	7.17	511	1.50	1.21	(12)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	—	(0.09)	8.68	7.56	49	1.24	0.96	(12)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(12)	1.42	115

The Hartford Growth Allocation Fund

For the Year Ended October 31, 2020
A	$12.81	$0.15	$0.35	$0.50	$(0.19)	$(0.37)	$—	$(0.56)	$12.75	3.90%	$491,747	0.56%	0.56%		1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	—	(0.45)	12.64	3.10	37,446	1.35	1.35		0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	—	(0.60)	12.69	4.23	9,024	0.25	0.25		1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	—	(0.50)	12.44	3.64	5,649	0.87	0.87		0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	—	(0.55)	12.69	3.92	2,563	0.55	0.55		1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	—	(0.60)	12.78	4.26	5,067	0.27	0.27		1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	—	(0.61)	12.70	4.31	334	0.16	0.16		1.53	19

For the Year Ended October 31, 2019
A	$12.07	$0.23	$0.94	$1.17	$(0.29)	$(0.14)	$—	$(0.43)	$12.81	10.25%	$522,271	0.55%	0.54%		1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	—	(0.21)	12.69	9.33	50,463	1.33	1.32		1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	—	(0.46)	12.75	10.54	11,245	0.24	0.24		2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	—	(0.38)	12.48	9.81	6,921	0.86	0.86		1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	—	(0.41)	12.74	10.15	5,657	0.57	0.57		2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	—	(0.46)	12.83	10.44	5,692	0.25	0.25		2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	—	(0.47)	12.76	10.65	252	0.15	0.15		1.77	25

For the Year Ended October 31, 2018
A	$12.32	$0.22	$(0.18)	$0.04	$(0.29)	$—	$—	$(0.29)	$12.07	0.28%	$504,720	0.54%	0.54%		1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29		1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	—	(0.33)	12.02	0.60	11,033	0.24	0.24		2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86		1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	—	(0.29)	12.00	0.24	8,129	0.56	0.56		1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	—	(0.33)	12.10	0.55	5,706	0.26	0.26		1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	—	(0.34)	12.03	0.66	11	0.15	0.15		2.12	32

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Growth Allocation Fund – (continued)

For the Year Ended October 31, 2017
A	$10.35	$0.07	$1.95	$2.02	$(0.05)	$—	$—	$(0.05)	$12.32	19.54%	$503,042	0.53%	0.52%	0.63%	11	%(13)
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68	140,855	1.27	1.27	(0.10)	11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91	10,468	0.22	0.22	0.87	11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26	11,840	0.86	0.86	0.29	11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56	10,699	0.55	0.55	0.64	11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98	5,709	0.25	0.25	0.86	11
F(5)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	10.93 (6)	11	0.15 (7)	0.15 (7)	0.47 (7)	11

For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$—	$(0.73)	$10.35	(1.38)%	$507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98

Hartford Moderate Allocation Fund

For the Year Ended October 31, 2020
A	$11.87	$0.16	$0.30	$0.46	$(0.24)	$(0.18)	$—	$(0.42)	$11.91	3.87%	$314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	—	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	—	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	—	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	—	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27

For the Year Ended October 31, 2019
A	$11.80	$0.28	$0.74	$1.02	$(0.31)	$(0.64)	$—	$(0.95)	$11.87	9.72%	$328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	—	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	—	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	—	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	—	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	—	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	—	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25

For the Year Ended October 31, 2018
A	$12.42	$0.30	$(0.32)	$(0.02)	$(0.33)	$(0.27)	$—	$(0.60)	$11.80	(0.29)%	$329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	—	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	—	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	—	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	—	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32

For the Year Ended October 31, 2017
A	$10.90	$0.10	$1.52	$1.62	$(0.10)	$—	$—	$(0.10)	$12.42	15.02%	$333,803	0.52%	0.51%	0.89%	14	%(14)
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14
F(5)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	8.71 (6)	11	0.16 (7)	0.16 (7)	0.69 (7)	14

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

Hartford Moderate Allocation Fund – (continued)

For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$—	$(0.78)	$10.90	0.14%	$354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81

Hartford Multi-Asset Income and Growth Fund

For the Year Ended October 31, 2020
A	$23.33	$0.67	$(0.66)	$0.01	$(0.74)	$(2.99)	$—	$(3.73)	$19.61	(0.04)%	$589,745	1.03%	1.03%	3.35%	86	%(21)
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	—	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	86	(21)
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	—	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	86	(21)
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	—	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	86	(21)
R4	23.67	0.38	(0.38)	0.00	(18)	(0.73)	(2.99)	—	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	86	(21)
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	—	(3.79)	19.94	0.18	141	0.75	0.75	3.66	86	(21)
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	—	(3.82)	19.95	0.33	306	0.64	0.64	3.70	86	(21)
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	—	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	86	(21)
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	—	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	86	(21)

For the Year Ended October 31, 2019
A	$23.62	$0.65	$1.23	$1.88	$(0.77)	$(1.40)	$—	$(2.17)	$23.33	8.81%	$666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	—	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	—	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	—	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	—	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	—	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	—	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	—	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	—	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83

For the Year Ended October 31, 2018
A	$23.53	$0.36	$0.05	$0.41	$(0.32)	$—	$—	$(0.32)	$23.62	1.76%	$650,813	1.05%	1.04%	1.48%	65%
C	23.53	0.19	0.04	0.23	(0.15)	—	—	(0.15)	23.61	0.99	109,060	1.77	1.76	0.77	65
I	23.53	0.43	0.05	0.48	(0.40)	—	—	(0.40)	23.61	2.05	56,280	0.73	0.73	1.79	65
R3	23.77	0.29	0.05	0.34	(0.25)	—	—	(0.25)	23.86	1.45	1,794	1.38	1.33	1.19	65
R4	23.82	0.36	0.05	0.41	(0.32)	—	—	(0.32)	23.91	1.73	2,669	1.07	1.06	1.44	65
R5	23.85	0.43	0.05	0.48	(0.39)	—	—	(0.39)	23.94	2.03	134	0.78	0.76	1.75	65
R6(15)	24.62	0.27	(0.62	)(16)	(0.35)	(0.32)	—	—	(0.32)	23.95	(1.40	)(6)	1,586	0.63	(7)	0.63	(7)	1.65	(7)	65
Y	23.86	0.45	0.05	0.50	(0.41)	—	—	(0.41)	23.95	2.10	15,367	0.70	0.70	1.82	65
F	23.52	0.45	0.06	0.51	(0.42)	—	—	(0.42)	23.61	2.12	97,776	0.65	0.65	1.87	65

For the Year Ended October 31, 2017
A	$20.76	$0.31	$2.74	$3.05	$(0.28)	$—	$—	$(0.28)	$23.53	14.76%	$628,048	1.11%	1.10%	1.37%	34%
C	20.76	0.15	2.74	2.89	(0.12)	—	—	(0.12)	23.53	13.95	168,686	1.82	1.81	0.67	34
I	20.76	0.36	2.74	3.10	(0.33)	—	—	(0.33)	23.53	15.02	52,216	0.88	0.88	1.61	34
R3	20.97	0.25	2.76	3.01	(0.21)	—	—	(0.21)	23.77	14.40	2,412	1.45	1.40	1.11	34
R4	21.02	0.30	2.78	3.08	(0.28)	—	—	(0.28)	23.82	14.75	1,464	1.15	1.10	1.32	34
R5	21.04	0.38	2.77	3.15	(0.34)	—	—	(0.34)	23.85	15.09	139	0.87	0.80	1.71	34
Y	21.05	0.38	2.79	3.17	(0.36)	—	—	(0.36)	23.86	15.16	12,753	0.75	0.75	1.68	34
F(5)	22.21	0.20	1.39	1.59	(0.28)	—	—	(0.28)	23.52	7.23	(6)	69,874	0.72	(7)	0.72	(7)	1.25	(7)	34

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

Hartford Multi-Asset Income and Growth Fund – (continued)

For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(16)	$0.29	$(0.40)	$—	$—	$(0.40)	$20.76	1.43%	$601,415	1.15%	1.15	%(17)	1.43%	26%
B	20.78	0.12	(0.02	)(16)	0.10	(0.20)	—	—	(0.20)	20.68	0.50	2,228	2.39	2.05	(17)	0.59	26
C	20.87	0.15	—	(18)	0.15	(0.26)	—	—	(0.26)	20.76	0.74	161,160	1.85	1.85	(17)	0.73	26
I	20.86	0.33	0.04		0.37	(0.47)	—	—	(0.47)	20.76	1.80	31,260	0.85	0.85	(17)	1.59	26
R3	21.09	0.24	0.01		0.25	(0.37)	—	—	(0.37)	20.97	1.18	3,174	1.47	1.41	(17)	1.13	26
R4	21.13	0.31	—	(18)	0.31	(0.42)	—	—	(0.42)	21.02	1.47	683	1.18	1.11	(17)	1.47	26
R5	21.14	0.36	0.02		0.38	(0.48)	—	—	(0.48)	21.04	1.81	242	0.88	0.81	(17)	1.74	26
Y	21.15	0.39	—	(18)	0.39	(0.49)	—	—	(0.49)	21.05	1.87	7,044	0.75	0.75	(17)	1.87	26

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on February 28, 2019.
(10)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(11)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.

(12)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(13)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.

(14)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.

(15)	Commenced operations on February 28, 2018.
(16)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(17)

Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)	Per share amount is less than $0.005.
(19)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(20)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 319%.
(21)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 91%.

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Strategy Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2020. Financial statements for the series of the Company listed below (each a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

Hartford AARP Balanced Retirement Fund (the “Balanced Retirement Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income and Growth Fund (the “Multi-Asset Income and Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Balanced Income Fund, Balanced Retirement Fund, and Multi-Asset Income and Growth Fund have registered for sale Class R6 shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Class A shares of each Fund, except Balanced Retirement Fund, are sold with a front-end sales charge of up to 5.50%. Balanced Retirement Fund’s Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. For more information, please see the Funds’ prospectus.

Each of the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund invested in affiliated mutual funds and affiliated exchange-traded funds (“Affiliated Investment Companies” or “Underlying Funds”) during the year ended October 31, 2020.

Hartford Funds Management Company, LLC (“HFMC” or “Investment Manager”) serves as the investment manager to each Fund.

The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

118

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

119

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

120

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each of Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of each of Conservative Allocation Fund, Global Real Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of each of Balanced Retirement Fund and Multi-Asset Income and Growth Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Basis for Consolidations – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2020.

121

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2020.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2020.

e)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2020.

f)

Equity Linked Securities – Certain Funds may invest in equity linked securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. Since equity linked securities are in note form, equity linked securities are also subject to certain debt securities risks. Investments in equity linked securities are also subject to liquidity risk, which may make equity linked securities difficult to sell and value. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of October 31, 2020.

g)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s Board of Directors has delegated to the sub-adviser, as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize

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the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2020, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be

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determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2020, each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2020, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2020, each of Balanced Retirement Fund and Multi-Asset Income and Growth Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2020, each of Balanced Retirement Fund and Global Real Asset Fund had used Total Return Swap Contracts.

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e)	Additional Derivative Instrument Information:

Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$4,789,320	$—	$—	$—	$—	$—	$4,789,320
Unrealized appreciation on foreign currency contracts	—	1,726,257	—	—	—	—	1,726,257
Unrealized appreciation on swap contracts(2)	—	—	2,068,223	—	—	—	2,068,223

Total	$4,789,320	$1,726,257	$2,068,223	$—	$—	$—	$8,583,800

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,405,634	$—	$—	$—	$—	$—	$3,405,634
Unrealized depreciation on foreign currency contracts	—	437,910	—	—	—	—	437,910
Unrealized depreciation on swap contracts(2)	—	—	962,893	—	—	—	962,893

Total	$3,405,634	$437,910	$962,893	$—	$—	$—	$4,806,437

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$6,166,386	$—	$—	$—	$—	$—	$6,166,386
Net realized gain (loss) on swap contracts	—	—	(7,160,584)	—	—	—	(7,160,584)
Net realized gain (loss) on foreign currency contracts	—	(2,317,750)	—	—	—	—	(2,317,750)

Total	$6,166,386	$(2,317,750)	$(7,160,584)	$—	$—	$—	$(3,311,948)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$6,984,104	$—	$—	$—	$—	$—	$6,984,104
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	2,540,879	—	—	—	2,540,879
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,663,605	—	—	—	—	1,663,605

Total	$6,984,104	$1,663,605	$2,540,879	$—	$—	$—	$11,188,588

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	4,151
Futures Contracts Short at Number of Contracts	(4,035)
Swap Contracts at Notional Amount	$111,862,867
Foreign Currency Contracts Purchased at Contract Amount	$36,382,433
Foreign Currency Contracts Sold at Contract Amount	$98,767,116

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October 31, 2020

Balanced Retirement Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$692,437	$—	$—	$692,437
Unrealized appreciation on futures contracts(1)	27,810	—	—	—	—	—	27,810
Unrealized appreciation on foreign currency contracts	—	119,810	—	—	—	—	119,810

Total	$27,810	$119,810	$—	$692,437	$—	$—	$840,057

Liabilities:
Unrealized depreciation on futures contracts(1)	$71,818	$—	$—	$—	$—	$—	$71,818
Unrealized depreciation on foreign currency contracts	—	11,089	—	—	—	—	11,089

Total	$71,818	$11,089	$—	$—	$—	$—	$82,907

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(6,226)	$—	$(105,911)	$—	$—	$(112,137)
Net realized gain (loss) on futures contracts	(842,136)	—	—	(166,413)	—	—	(1,008,549)
Net realized gain (loss) on written options contracts	—	—	—	65,868	—	—	65,868
Net realized gain (loss) on swap contracts	(35,648)	—	(315,453)	—	—	—	(351,101)
Net realized gain (loss) on foreign currency contracts	—	125,867	—	—	—	—	125,867

Total	$(877,784)	$119,641	$(315,453)	$(206,456)	$—	$—	$(1,280,052)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$1,622	$—	$(129,527)	$—	$—	$(127,905)
Net change in unrealized appreciation (depreciation) of futures contracts	(71,705)	—	—	—	—	—	(71,705)
Net change in unrealized appreciation (depreciation) of swap contracts	54,954	—	(52,580)	—	—	—	2,374
Net change in unrealized appreciation (depreciation) of bond forward contracts	(58,183)	—	—	—	—	—	(58,183)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	186,208	—	—	—	—	186,208

Total	$(74,934)	$187,830	$(52,580)	$(129,527)	$—	$—	$(69,211)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	620,790
Futures Contracts Long at Number of Contracts	35
Futures Contracts Short at Number of Contracts	(112)
Written Options Contracts at Number of Contracts	(1,812,517)
Swap Contracts at Notional Amount	$71,637,575
Foreign Currency Contracts Purchased at Contract Amount	$9,528,978
Foreign Currency Contracts Sold at Contract Amount	$28,232,213

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October 31, 2020

Global Real Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$11,640	$—	$11,640
Unrealized appreciation on futures contracts(1)	101,531	—	—	—	926,921	—	1,028,452
Unrealized appreciation on foreign currency contracts	—	281,352	—	—	—	—	281,352
Unrealized appreciation on swap contracts(2)	—	—	22,784	—	—	—	22,784

Total	$101,531	$281,352	$22,784	$—	$938,561	$—	$1,344,228

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,021	$—	$—	$—	$1,036,934	$—	$1,040,955
Unrealized depreciation on bond forward contracts	61,178	—	—	—	—	—	61,178
Unrealized depreciation on foreign currency contracts	—	92,962	—	—	—	—	92,962
Written options, market value	—	—	—	—	5,460	—	5,460
Unrealized depreciation on swap contracts(2)	10,238	—	14,555	—	—	—	24,793

Total	$75,437	$92,962	$14,555	$—	$1,042,394	$—	$1,225,348

The Effect of Derivative Instruments on the (consolidated) Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(5,129)	$—	$—	$(6,249)	$—	$(11,378)
Net realized gain (loss) on futures contracts	(1,333,581)	—	—	—	863,315	—	(470,266)
Net realized gain (loss) on written options contracts	—	—	—	—	6,543	—	6,543
Net realized gain (loss) on swap contracts	127,452	—	64,974	8,809	—	—	201,235
Net realized gain (loss) on bond forward contracts	1,111,069	—	—	—	—	—	1,111,069
Net realized gain (loss) on foreign currency contracts	—	31,552	—	—	—	—	31,552

Total	$(95,060)	$26,423	$64,974	$8,809	$863,609	$—	$868,755

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$1,336	$—	$—	$4,770	$—	$6,106
Net change in unrealized appreciation (depreciation) of futures contracts	16,189	—	—	—	29,794	—	45,983
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	1,534	—	1,534
Net change in unrealized appreciation (depreciation) of swap contracts	(10,238)	—	79,213	8,181	—	—	77,156
Net change in unrealized appreciation (depreciation) of bond forward contracts	(61,178)	—	—	—	—	—	(61,178)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	347,294	—	—	—	—	347,294

Total	$(55,227)	$348,630	$79,213	$8,181	$36,098	$—	$416,895

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	439,333
Futures Contracts Long at Number of Contracts	426
Futures Contracts Short at Number of Contracts	(243)
Written Options Contracts at Number of Contracts	(1)
Swap Contracts at Notional Amount	$5,436,907
Foreign Currency Contracts Purchased at Contract Amount	$15,333,376
Foreign Currency Contracts Sold at Contract Amount	$27,306,381
Bond Forward Contracts at Contract Amount	$9,680,996

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October 31, 2020

Multi-Asset Income and Growth Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$37,949	$—	$—	$—	$—	$—	$37,949
Unrealized appreciation on foreign currency contracts	—	400,326	—	—	—	—	400,326

Total	$37,949	$400,326	$—	$—	$—	$—	$438,275

Liabilities:
Unrealized depreciation on futures contracts(1)	$119,708	$—	$—	$—	$—	$—	$119,708
Unrealized depreciation on foreign currency contracts	—	10,290	—	—	—	—	10,290

Total	$119,708	$10,290	$—	$—	$—	$—	$129,998

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$4,093,419	$—	$—	$4,093,419
Net realized gain (loss) on futures contracts	2,782,762	—	—	(5,653,259)	—	—	(2,870,497)
Net realized gain (loss) on written options contracts	—	—	—	(10,257,273)	—	—	(10,257,273)
Net realized gain (loss) on swap contracts	36,686	—	436,932	—	—	—	473,618
Net realized gain (loss) on foreign currency contracts	—	(1,374,745)	—	—	—	—	(1,374,745)

Total	$2,819,448	$(1,374,745)	$436,932	$(11,817,113)	$—	$—	$(9,935,478)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(50,243)	$—	$—	$—	$—	$—	$(50,243)
Net change in unrealized appreciation (depreciation) of swap contracts	(7,625)	—	—	—	—	—	(7,625)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	747,921	—	—	—	—	747,921

Total	$(57,868)	$747,921	$—	$—	$—	$—	$690,053

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	18,775
Futures Contracts Long at Number of Contracts	147
Futures Contracts Short at Number of Contracts	(369)
Written Options Contracts at Number of Contracts	(147)
Swap Contracts at Notional Amount	$4,024,417
Foreign Currency Contracts Purchased at Contract Amount	$934,308
Foreign Currency Contracts Sold at Contract Amount	$28,133,295

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or

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on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Balanced Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,726,257	$(437,910)
Futures contracts	4,789,320	(3,405,634)
Swap contracts	2,068,223	(962,893)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,583,800	(4,806,437)

Derivatives not subject to a MNA	(6,808,958)	3,590,965

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,774,842	$(1,215,472)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$88,021	$(4,223)	$—	$—	$83,798
BNP Paribas Securities Services	138,554	(21,410)	—	—	117,144
Canadian Imperial Bank of Commerce	371	—	—	—	371
Citibank NA	231,522	(231,522)	—	—	—
Goldman Sachs & Co.	41,926	(12,333)	—	—	29,593
HSBC Bank USA	1,156,742	(414,338)	—	—	742,404
JP Morgan Chase & Co.	40,348	(40,348)	—	—	—
Morgan Stanley	27,587	(27,587)	—	—	—
Standard Chartered Bank	21,747	—	—	—	21,747
State Street Global Markets LLC	11,491	(11,491)	—	—	—
UBS AG	16,533	(16,533)	—	—	—

Total	$1,774,842	$(779,785)	$—	$—	$995,057

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(4,223)	$4,223	$—	$—	$—
BNP Paribas Securities Services	(21,410)	21,410	—	—	—
Citibank NA	(281,442)	231,522	—	—	(49,920)
Goldman Sachs & Co.	(12,333)	12,333	—	—	—
HSBC Bank USA	(414,338)	414,338	—	—	—
JP Morgan Chase & Co.	(248,994)	40,348	—	—	(208,646)
Morgan Stanley	(160,538)	27,587	—	—	(132,951)
State Street Global Markets LLC	(13,609)	11,491	—	—	(2,118)
UBS AG	(58,585)	16,533	—	—	(42,052)

Total	$(1,215,472)	$779,785	$—	$—	$(435,687)

Balanced Retirement Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$119,810	$(11,089)
Futures contracts	27,810	(71,818)
Purchased options	692,437	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	840,057	(82,907)

Derivatives not subject to a MNA	(720,247)	71,818

Total gross amount of assets and liabilities subject to MNA or similar agreements	$119,810	$(11,089)

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Balanced Retirement Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$20,297	$—	$—	$—	$20,297
Citibank NA	99,513	—	—	—	99,513

Total	$119,810	$—	$—	$—	$119,810

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
JP Morgan Chase & Co.	$(11,089)	$—	$—	$—	$(11,089)

Global Real Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$—	$(61,178)
Foreign currency contracts	281,352	(92,962)
Futures contracts	1,028,452	(1,040,955)
Purchased options	11,640	—
Swap contracts	22,784	(24,793)
Written options	—	(5,460)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,344,228	(1,225,348)

Derivatives not subject to a MNA	(1,040,092)	1,046,415

Total gross amount of assets and liabilities subject to MNA or similar agreements	$304,136	$(178,933)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,910	$(1,910)	$—	$—	$—
Canadian Imperial Bank of Commerce	2,301	(392)	—	—	1,909
Citibank NA	171,317	—	—	—	171,317
Deutsche Bank Securities, Inc.	1,038	—	—	—	1,038
Goldman Sachs & Co.	23,900	(23,900)	—	—	—
JP Morgan Chase & Co.	26,664	(26,664)	—	—	—
Morgan Stanley	3,365	(3,365)	—	—	—
State Street Global Markets LLC	73,641	—	—	—	73,641

Total	$304,136	$(56,231)	$—	$—	$247,905

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(61,178)	$1,910	$—	$—	$(59,268)
Barclays	(3,391)	—	—	—	(3,391)
BNP Paribas Securities Services	(5,083)	—	—	—	(5,083)
Canadian Imperial Bank of Commerce	(392)	392	—	—	—
Goldman Sachs & Co.	(57,828)	23,900	—	—	(33,928)
HSBC Bank USA	(2,664)	—	—	—	(2,664)
JP Morgan Chase & Co.	(32,658)	26,664	—	—	(5,994)
Morgan Stanley	(15,739)	3,365	—	—	(12,374)

Total	$(178,933)	$56,231	$—	$—	$(122,702)

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Multi-Asset Income and Growth Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$400,326	$(10,290)
Futures contracts	37,949	(119,708)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	438,275	(129,998)

Derivatives not subject to a MNA	(37,949)	119,708

Total gross amount of assets and liabilities subject to MNA or similar agreements	$400,326	$(10,290)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$159,991	$—	$—	$—	$159,991
Credit Suisse First Boston Corp.	240,335	—	—	—	240,335

Total	$400,326	$—	$—	$—	$400,326

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
UBS AG	$(10,290)	$—	$—	$—	$(10,290)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Certain Funds are exposed to the risks of the Underlying Funds and/or other investment companies in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or other investment companies. The market values of the Underlying Funds and/or other investment companies may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or other investment companies invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or other investment companies invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to

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October 31, 2020

occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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October 31, 2020

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced Income Fund	$350,387,313	$73,124,344	$319,437,923	$439,747,597
Balanced Retirement Fund	2,487,299	—	4,739,517	—
Checks and Balances Fund	35,733,653	74,726,516	58,127,891	85,025,352
Conservative Allocation Fund	3,130,697	—	3,501,317	—
Global Real Asset Fund (consolidated)	7,719,681	—	6,645,823	—
Growth Allocation Fund	8,969,680	16,873,439	20,530,171	—
Moderate Allocation Fund	7,649,611	5,883,189	16,905,106	15,992,408
Multi-Asset Income and Growth Fund	33,631,516	125,049,094	32,142,046	55,281,441

(1)	The Funds designate these distributions as long-term capital gains pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced Income Fund	$48,776,367	$44,416,244	$—	$(3,662,067)	$1,064,660,913	$1,154,191,457
Balanced Retirement Fund	331,727	—	(28,034,855)	(65,692)	(482,850)	(28,251,670)
Checks and Balances Fund	10,626,159	39,519,416	—	—	46,290,880	96,436,455
Conservative Allocation Fund	677,185	—	(713,854)	—	3,811,805	3,775,136
Global Real Asset Fund (consolidated)	4,435,392	—	(122,084,219)	—	(4,372,382)	(122,021,209)
Growth Allocation Fund	5,425,552	15,853,003	—	—	29,400,663	50,679,218
Moderate Allocation Fund	1,698,260	8,820,648	—	—	16,826,164	27,345,072
Multi-Asset Income and Growth Fund	254,262	—	(14,314,981)	(371,023)	17,962,230	3,530,488

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments, adjustments to prior year accumulated balances and book income/loss from Cayman subsidiary. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
Balanced Retirement Fund	$(509,793)	$509,793
Global Real Asset Fund (consolidated)	(91,853)	91,853
Multi-Asset Income and Growth Fund	(2,598)	2,598

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced Income Fund	$12,148,429,304	$1,341,611,648	$(277,474,439)	$1,064,137,209
Balanced Retirement Fund	110,367,398	3,051,154	(3,526,438)	(475,284)
Checks and Balances Fund	1,420,839,675	52,222,658	(5,931,778)	46,290,880
Conservative Allocation Fund	124,858,078	4,964,161	(1,152,356)	3,811,805
Global Real Asset Fund (consolidated)	147,115,234	12,710,769	(16,244,563)	(3,533,794)
Growth Allocation Fund	522,755,062	51,246,952	(21,846,289)	29,400,663
Moderate Allocation Fund	355,992,282	26,770,915	(9,944,751)	16,826,164
Multi-Asset Income and Growth Fund	853,915,047	43,048,459	(25,098,318)	17,950,141

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

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At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Balanced Retirement Fund	$21,652,094	*	$6,382,761	*
Conservative Allocation Fund	—		713,854
Global Real Asset Fund (consolidated)	22,334,435		99,749,784
Multi-Asset Income and Growth Fund	14,314,981		—

*	Future utilization of losses are subject to limitations under current tax laws

The Balanced Income Fund, Checks and Balances Fund, Growth Allocation Fund, and Moderate Allocation Fund had no capital loss carryforwards for U.S. income tax purposes at October 31, 2020.

During the year ended October 31, 2020 Conservative Allocation Fund utilized $3,245,671 of prior capital loss carryforwards.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion

Balanced Retirement Fund (Excluding assets invested in investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”))	0.3900% on first $1 billion and;
0.3800% on next $4 billion and;
0.3750% over $5 billion

Balanced Retirement Fund (Invested in Affiliated Funds)	0.0000% on all assets invested in Affiliated Funds

Checks and Balances Fund	N/A

Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

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October 31, 2020

Fund	Management Fee Rates

Global Real Asset Fund	0.7950% on first $500 million and;
0.7600% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% over $5 billion

Multi-Asset Income and Growth Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion

From November 1, 2019 to February 27, 2020, the Global Real Asset Fund’s Cayman Subsidiary paid HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. From February 28, 2020 through October 31, 2020, the Global Real Asset Fund’s Cayman Subsidiary paid HFMC a management fee at the annual rate of 0.66% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Cayman Subsidiary.

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund were accrued daily and paid monthly at the rates below.

Balanced Income Fund and Balanced Retirement Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Multi-Asset Income and Growth Fund and Global Real Asset Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually limited the total operating expenses of each of the following Funds through February 28, 2021 (unless the Board of Directors approves its earlier termination) as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Conservative Allocation Fund(2)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global Real Asset Fund(3)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%

(1)

HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Fund’s investments in investment companies other than Affiliated Funds, and extraordinary expenses.

(2)	HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions and extraordinary expenses.
(3)	HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.

136

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.89%	1.64%	0.63%	1.24%	0.95%	0.66%	0.56%	0.66%	0.56%
Balanced Retirement Fund	0.77%	1.51%	0.46%	1.08%	0.78%	0.47%	0.37%	0.47%	0.37%
Checks and Balances Fund	0.39%	1.17%	0.13%	0.75%	0.43%	0.16%	N/A	N/A	0.05%
Conservative Allocation Fund	0.59%	1.38%	0.36%	0.94%	0.64%	0.34%	N/A	N/A	0.23%
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.98%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	0.56%	1.35%	0.25%	0.87%	0.55%	0.27%	N/A	N/A	0.16%
Moderate Allocation Fund	0.54%	1.33%	0.25%	0.87%	0.53%	0.28%	N/A	N/A	0.17%
Multi-Asset Income and Growth Fund	1.03%	1.75%	0.70%	1.27%	1.05%	0.75%	0.64%	0.70%	0.64%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Income Fund	$8,905,874	$370,456
Balanced Retirement Fund	10,803	2,759
Checks and Balances Fund	1,319,656	17,574
Conservative Allocation Fund	198,388	1,071
Global Real Asset Fund (consolidated)	44,406	—
Growth Allocation Fund	456,547	7,313
Moderate Allocation Fund	277,435	3,326
Multi-Asset Income and Growth Fund	480,213	22,839

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2020, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Income Fund	$30,397
Balanced Retirement Fund	281
Checks and Balances Fund	3,394
Conservative Allocation Fund	285
Global Real Asset Fund (consolidated)	394
Growth Allocation Fund	1,263
Moderate Allocation Fund	844
Multi-Asset Income and Growth Fund	1,994

137

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows through February 28, 2021, unless the Board of Directors approves its earlier termination:

Fund	Class Y
Balanced Income Fund	0.10%
Multi-Asset Income and Growth Fund	0.09	%*

*

With respect to Class Y shares of the Multi-Asset Income and Growth Fund, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.06% through May 1, 2020. For periods where multiple transfer agency caps were in effect, the lower cap applied.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.08%	0.08%	0.08%	0.18%	0.14%	0.11%	0.00%	0.10%	0.00%
Balanced Retirement Fund	0.15%	0.14%	0.09%	0.22%	0.17%	0.12%	0.00%	0.11%	0.00%
Checks and Balances Fund	0.10%	0.12%	0.09%	0.21%	0.14%	0.12%	N/A	N/A	0.00%
Conservative Allocation Fund	0.11%	0.15%	0.13%	0.22%	0.17%	0.12%	N/A	N/A	0.00%
Global Real Asset Fund (consolidated)	0.21%	0.25%	0.08%	0.22%	0.16%	0.12%	N/A	0.07%	0.00%
Growth Allocation Fund	0.15%	0.20%	0.09%	0.21%	0.15%	0.11%	N/A	N/A	0.00%
Moderate Allocation Fund	0.13%	0.16%	0.09%	0.21%	0.12%	0.11%	N/A	N/A	0.00%
Multi-Asset Income and Growth Fund	0.15%	0.11%	0.07%	0.22%	0.17%	0.12%	0.00%	0.07%	0.00%

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund do not currently engage in securities lending.

138

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Balanced Income Fund	$19,136,644	$(19,136,644)	$—
Balanced Retirement Fund	22,979	(22,979)	—
Global Real Asset Fund (consolidated)	815,863	(815,863)	—
Multi-Asset Income and Growth Fund	585,289	(585,289)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Balanced Income Fund	$19,684,351	$—
Balanced Retirement Fund	23,645	—
Global Real Asset Fund (consolidated)	843,849	—
Multi-Asset Income and Growth Fund	603,980	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced Income Fund
Securities Lending Transactions(1)
Common Stocks	$3,909,381	$—	$—	$—	$3,909,381
Corporate Bonds	14,816,313	—	—	—	14,816,313
Foreign Government Obligations	92,421	—	—	—	92,421
Municipal Bonds	866,236	—	—	—	866,236

Total Borrowings	$19,684,351	$—	$—	$—	$19,684,351

Gross amount of recognized liabilities for securities lending transactions					$19,684,351

139

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced Retirement Fund
Securities Lending Transactions(1)
Corporate Bonds	$23,645	$—	$—	$—	$23,645

Total Borrowings	$23,645	$—	$—	$—	$23,645

Gross amount of recognized liabilities for securities lending transactions					$23,645

Global Real Asset Fund
Securities Lending Transactions(1)
Common Stocks	$843,849	$—	$—	$—	$843,849

Total Borrowings	$843,849	$—	$—	$—	$843,849

Gross amount of recognized liabilities for securities lending transactions					$843,849

Multi-Asset Income and Growth Fund
Securities Lending Transactions(1)
Corporate Bonds	$603,980	$—	$—	$—	$603,980

Total Borrowings	$603,980	$—	$—	$—	$603,980

Gross amount of recognized liabilities for securities lending transactions					$603,980

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	1%	3%	—	%*	100%	—	5%
Conservative Allocation Fund	—	—	—	—	—	—		NA	NA	100%
Global Real Asset Fund (consolidated)	—	—	—	—	4%	7%		NA	—	— %*
Growth Allocation Fund	—	—	—	—	—	—		NA	NA	4%
Moderate Allocation Fund	—	—	—	—	—	—		NA	NA	4%
Multi-Asset Income and Growth Fund	—	—	—	—	—	—		4%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y	Class F
Balanced Retirement Fund	—	—	—	—	%*	—	%*	—	%*	—	%*	—	—	%*
Conservative Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Global Real Asset Fund (consolidated)	—	—	—	—		—	%*	—	%*	NA		—	—
Growth Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Moderate Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Multi-Asset Income and Growth Fund	—	—	—	—		—		—		—	%*	—	—

*	Percentage rounds to zero.

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	—	%*
Global Real Asset Fund (consolidated)	49%

(1)	As of October 31, 2020, the affiliated funds of funds were invested in Class F shares.
*	Percentage rounds to zero.

140

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

11.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2020 is as follows:

Affiliated Investment Companies	Beginning Value as of November 1, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Balanced Retirement Fund
Hartford Multifactor Developed Markets (ex-US) ETF	$9,071,863	$606,725	$3,494,942	$1,969	$(618,615)	$$5,567,000	222,502	$177,468	$—
Hartford Multifactor Emerging Markets ETF	3,180,779	2,636,012	913,398	(72,797)	(184,601)	4,645,995	237,313	103,451	—
Hartford Multifactor US Equity ETF	8,176,331	371,196	2,718,424	43,403	(189,983)	5,682,523	183,012	130,809	—
The Hartford World Bond Fund, Class F	14,973,164	2,411,777	8,033,252	(310,105)	(60,501)	8,981,083	839,354	332,906	62,536

Total	$35,402,137	$6,025,710	$15,160,016	$(337,530)	$(1,053,700)	$24,876,601	1,482,181	$744,634	$62,536

Checks and Balances Fund
Hartford Total Return Bond ETF	$528,084,554	$66,860,680	$82,321,977	$2,097,196	$(9,903,961)	$504,816,492	12,264,735	$15,236,537	$23,653,215
The Hartford Capital Appreciation Fund, Class F	520,694,501	81,023,681	148,766,339	(9,283,376)	32,561,970	476,230,437	12,318,428	4,300,463	22,538,809
The Hartford Dividend and Growth Fund, Class F	520,415,316	67,795,019	75,878,160	(2,811,488)	(26,969,378)	482,551,309	20,022,876	9,464,546	14,898,983

Total	$1,569,194,371	$215,679,380	$306,966,476	$(9,997,668)	$(4,311,369)	$1,463,598,238	44,606,039	$29,001,546	$61,091,007

Conservative Allocation Fund
Hartford Core Bond ETF	$—	$27,762,662	$—	$—	$89,399	$27,852,061	665,243	$113,088	$—
Hartford Core Equity Fund, Class F	10,310,202	1,618,729	2,172,676	608,268	295,151	10,659,674	294,547	102,996	189,152
Hartford Emerging Markets Equity Fund, Class F	1,264,652	202,741	437,384	(32,763)	(4,664)	992,582	110,287	31,783	—
Hartford Multifactor Developed Markets (ex-US) ETF	4,014,147	—	—	—	(500,013)	3,514,134	140,453	106,676	—
Hartford Multifactor US Equity ETF	5,575,855	—	175,348	16,961	(248,792)	5,168,676	166,463	116,604	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	4,149,996	39,643	3,955,003	(384,812)	150,176	—	—	39,643	—
Hartford Schroders International Multi-Cap Value Fund, Class F	3,484,564	736,198	2,137,788	(436,564)	(16,465)	1,629,945	210,044	100,369	—
Hartford Short Duration ETF	10,355,052	2,321,622	—	—	20,808	12,697,482	310,376	343,788	—
Hartford Small Cap Value Fund, Class F	2,743,649	1,383,008	1,232,339	(510,086)	(186,533)	2,197,699	264,464	37,171	157,968
Hartford Total Return Bond ETF	16,076,113	—	16,162,248	1,103,495	(1,017,360)	—	—	318,624	407,078
The Hartford Equity Income Fund, Class F	6,797,184	2,061,786	1,852,985	(154,533)	(722,762)	6,128,690	351,416	134,992	439,055
The Hartford Global Real Asset Fund, Class F	2,529,530	457,326	2,587,577	(417,774)	18,495	—	—	80,135	—
The Hartford Growth Opportunities Fund, Class F	3,530,941	470,912	1,773,578	284,384	896,256	3,408,915	58,004	—	208,578
The Hartford Inflation Plus Fund, Class F	5,421,619	1,049,063	197,885	507	331,635	6,604,939	582,446	111,329	—
The Hartford International Growth Fund, Class F	—	1,637,380	1,187	44	(16,538)	1,619,699	101,231	—	—

141

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

Affiliated Investment Companies	Beginning Value as of November 1, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Conservative Allocation Fund – (continued)
The Hartford International Opportunities Fund, Class F	$1,907,936	$1,380,556	$556,567	$(64,570)	$275,034	$2,942,389	177,466	$33,732	$—
The Hartford MidCap Fund, Class F	3,194,332	341,943	1,023,286	106,576	(108,923)	2,510,642	78,458	—	165,320
The Hartford Quality Bond Fund, Class F*	18,638,584	2,650,116	22,047,830	1,274,152	(515,022)	—	—	320,909	—
The Hartford Small Company Fund, Class F	2,885,464	325,727	1,071,197	78,839	620,838	2,839,671	103,298	—	165,374
The Hartford Strategic Income Fund, Class F	8,942,797	2,595,159	996,644	(44,926)	400,498	10,896,884	1,205,408	382,137	—
The Hartford World Bond Fund, Class F	17,267,157	10,952,299	1,522,335	26,098	(200,688)	26,522,531	2,478,741	392,042	80,688

Total	$129,089,774	$57,986,870	$59,903,857	$1,453,296	$(439,470)	$128,186,613	7,298,345	$2,766,018	$1,813,213

Growth Allocation Fund
Hartford Core Bond ETF	$—	$40,159,201	$—	$—	$128,136	$40,287,337	962,258	$163,579	$—
Hartford Core Equity Fund, Class F	108,412,702	2,954,512	17,409,115	4,760,433	3,789,561	102,508,093	2,832,498	1,046,389	1,908,126
Hartford Emerging Markets Equity Fund, Class F	10,882,745	303,933	27,098	(3,465)	112,717	11,268,832	1,252,092	274,392	—
Hartford Multifactor Developed Markets (ex-US) ETF	44,722,641	—	—	—	(5,570,770)	39,151,871	1,564,823	1,188,505	—
Hartford Multifactor US Equity ETF	56,086,544	—	3,025,974	(177,786)	(2,417,995)	50,464,789	1,625,275	1,164,951	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	7,323,042	46,922	7,457,744	(495,802)	583,582	—	—	46,922	—
Hartford Schroders International Multi-Cap Value Fund, Class F	42,479,432	1,146,401	19,298,478	(3,052,680)	(2,557,650)	18,717,025	2,411,988	1,146,400	—
Hartford Short Duration ETF	17,949,852	—	—	—	24,120	17,973,972	439,354	549,150	—
Hartford Small Cap Value Fund, Class F	29,128,231	3,955,295	3,597,852	(2,520,073)	(3,859,330)	23,106,271	2,780,538	380,684	1,603,717
Hartford Total Return Bond ETF	15,221,487	—	15,300,155	1,042,857	(964,189)	—	—	301,686	385,437
The Hartford Equity Income Fund, Class F	70,446,841	5,737,675	9,210,032	(578,297)	(8,115,804)	58,280,383	3,341,765	1,321,393	4,416,282
The Hartford Global Real Asset Fund, Class F	21,074,317	652,416	18,425,929	(3,600,878)	300,074	—	—	652,416	—
The Hartford Growth Opportunities Fund, Class F	34,570,991	2,075,201	17,283,641	3,312,837	8,461,054	31,136,442	529,802	—	2,075,201
The Hartford Inflation Plus Fund, Class F	—	8,124,228	13,590	132	327,407	8,438,177	744,107	—	—
The Hartford International Growth Fund, Class F	—	16,726,425	—	—	(165,608)	16,560,817	1,035,051	—	—
The Hartford International Opportunities Fund, Class F	30,479,845	5,171,903	3,555,710	259,077	2,160,516	34,515,631	2,081,763	528,326	—
The Hartford MidCap Fund, Class F	29,952,499	1,526,349	5,693,367	877,372	(392,325)	26,270,528	820,954	—	1,526,349
The Hartford Quality Bond Fund, Class F*	23,085,726	1,220,988	25,129,929	1,390,276	(567,061)	—	—	370,187	—
The Hartford Small Company Fund, Class F	29,425,393	1,697,202	9,331,211	1,166,566	6,048,139	29,006,089	1,055,151	—	1,697,202
The Hartford Strategic Income Fund, Class F	7,257,145	2,792,795	386,078	(327)	405,599	10,069,134	1,113,842	318,507	—
The Hartford World Bond Fund, Class F	23,051,295	13,440,807	3,415,567	56,922	(342,505)	32,790,952	3,064,575	564,625	114,767

Total	$601,550,728	$107,732,253	$158,561,470	$2,437,164	$(2,612,332)	$550,546,343	27,655,836	$10,018,112	$13,727,081

142

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

Affiliated Investment Companies	Beginning Value as of November 1, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Moderate Allocation Fund
Hartford Core Bond ETF	$—	$55,380,963	$—	$—	$178,591	$55,559,554	1,327,033	$225,589	$—
Hartford Core Equity Fund, Class F	52,089,597	3,519,179	9,536,960	2,582,100	1,764,062	50,417,978	1,393,147	495,621	917,436
Hartford Emerging Markets Equity Fund, Class F	6,749,485	504,309	500,470	(70,836)	81,635	6,764,123	751,569	167,454	—
Hartford Multifactor Developed Markets (ex-US) ETF	24,709,096	—	—	—	(3,077,830)	21,631,266	864,559	656,645	—
Hartford Multifactor US Equity ETF	24,881,691	—	1,156,796	111,892	(1,106,759)	22,730,028	732,046	515,504	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,596,952	88,790	11,210,257	(1,474,074)	998,589	—	—	88,790	—
Hartford Schroders International Multi-Cap Value Fund, Class F	20,825,649	1,871,011	10,530,484	(1,907,981)	(792,274)	9,465,921	1,219,835	571,215	—
Hartford Short Duration ETF	20,943,387	—	671,607	15,534	14,724	20,302,038	496,261	624,524	—
Hartford Small Cap Value Fund, Class F	14,578,782	1,554,067	2,693,579	(1,399,437)	(1,473,910)	10,565,923	1,271,471	187,177	804,277
Hartford Total Return Bond ETF	21,317,938	—	21,431,213	1,462,001	(1,348,726)	—	—	422,515	539,811
The Hartford Equity Income Fund, Class F	35,481,250	3,935,767	4,581,544	(220,999)	(4,050,414)	30,564,060	1,752,526	668,633	2,221,516
The Hartford Global Real Asset Fund, Class F	11,809,248	369,815	10,444,789	(1,898,410)	164,136	—	—	360,386	—
The Hartford Growth Opportunities Fund, Class F	17,253,062	1,035,654	8,701,330	1,592,754	4,314,032	15,494,172	263,641	—	1,035,654
The Hartford Inflation Plus Fund, Class F	9,553,947	612,587	32,061	(685)	553,903	10,687,691	942,477	190,443	—
The Hartford International Growth Fund, Class F	—	9,239,466	—	—	(91,480)	9,147,986	571,749	—	—
The Hartford International Opportunities Fund, Class F	14,942,793	4,209,433	1,258,440	82,036	1,314,670	19,290,492	1,163,480	254,653	—
The Hartford MidCap Fund, Class F	14,906,449	755,111	2,791,974	381,160	(198,014)	13,052,732	407,898	—	755,111
The Hartford Quality Bond Fund, Class F*	32,357,749	3,036,582	36,625,445	1,988,378	(757,264)	—	—	528,515	—
The Hartford Small Company Fund, Class F	14,730,928	1,602,058	5,800,050	502,204	2,860,722	13,895,862	505,488	—	840,425
The Hartford Strategic Income Fund, Class F	15,326,918	1,782,128	53,255	(303)	702,448	17,757,936	1,964,373	638,111	—
The Hartford World Bond Fund, Class F	33,373,158	13,793,915	2,463,566	27,744	(444,719)	44,286,532	4,138,928	790,332	161,348

Total	$397,428,079	$103,290,835	$130,483,820	$1,773,078	$(393,878)	$371,614,294	19,766,481	$7,386,107	$7,275,578

*	Effective after the close of business on July 24, 2020, The Hartford Quality Bond Fund merged into The Hartford Total Return Bond Fund.

143

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

12.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Income Fund	$7,794,300,632	$7,249,887,146	$641,758,821	$766,091,498	$8,436,059,453	$8,015,978,644
Balanced Retirement Fund	78,727,322	96,302,832	38,730,344	50,683,869	117,457,666	146,986,701
Checks and Balances Fund	215,679,380	306,966,476	—	—	215,679,380	306,966,476
Conservative Allocation Fund	57,986,870	59,903,857	—	—	57,986,870	59,903,857
Global Real Asset Fund (consolidated)	437,958,921	495,730,854	123,616,264	144,123,384	561,575,185	639,854,238
Growth Allocation Fund	107,732,253	158,561,470	—	—	107,732,253	158,561,470
Moderate Allocation Fund	103,290,835	130,483,820	—	—	103,290,835	130,483,820
Multi-Asset Income and Growth Fund	557,126,038	629,566,581	101,379,034	124,370,374	658,505,072	753,936,955

13.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Balanced Income Fund
Class A
Shares Sold	55,154,686	$805,163,802	39,786,869	$562,588,329
Shares Issued for Reinvested Dividends	7,936,617	113,564,659	15,019,995	202,396,974
Shares Redeemed	(43,400,316)	(620,795,570)	(42,150,227)	(587,900,551)

Net Increase (Decrease)	19,690,987	297,932,891	12,656,637	177,084,752

Class C
Shares Sold	32,640,521	$469,055,916	32,397,092	$450,357,714
Shares Issued for Reinvested Dividends	5,488,230	77,575,527	13,704,425	180,788,912
Shares Redeemed	(60,265,630)	(854,563,325)	(59,869,644)	(824,655,550)

Net Increase (Decrease)	(22,136,879)	(307,931,882)	(13,768,127)	(193,508,924)

Class I
Shares Sold	92,488,693	$1,341,737,959	81,403,185	$1,144,106,675
Shares Issued for Reinvested Dividends	7,950,893	113,702,614	13,234,390	178,757,422
Shares Redeemed	(76,433,649)	(1,077,602,824)	(69,135,494)	(957,096,008)

Net Increase (Decrease)	24,005,937	377,837,749	25,502,081	365,768,089

Class R3
Shares Sold	1,268,147	$18,504,352	1,730,192	$24,442,308
Shares Issued for Reinvested Dividends	348,715	5,023,457	874,989	11,790,845
Shares Redeemed	(3,872,565)	(55,251,531)	(3,864,290)	(54,339,667)

Net Increase (Decrease)	(2,255,703)	(31,723,722)	(1,259,109)	(18,106,514)

Class R4
Shares Sold	1,364,794	$19,757,615	1,296,517	$18,280,215
Shares Issued for Reinvested Dividends	208,288	2,998,525	567,014	7,654,873
Shares Redeemed	(2,445,432)	(35,519,890)	(3,609,955)	(51,596,525)

Net Increase (Decrease)	(872,350)	(12,763,750)	(1,746,424)	(25,661,437)

Class R5
Shares Sold	959,413	$14,271,312	1,200,444	$16,827,628
Shares Issued for Reinvested Dividends	81,136	1,163,782	165,696	2,241,276
Shares Redeemed	(1,098,983)	(15,820,053)	(2,196,220)	(30,638,295)

Net Increase (Decrease)	(58,434)	(384,959)	(830,080)	(11,569,391)

Class R6
Shares Sold	10,859,156	$158,149,459	7,695,203	$110,180,521
Shares Issued for Reinvested Dividends	384,810	5,565,783	554,460	7,617,276
Shares Redeemed	(7,732,607)	(115,016,307)	(1,614,041)	(23,035,790)

Net Increase (Decrease)	3,511,359	48,698,935	6,635,622	94,762,007

144

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Balanced Income Fund – (continued)
Class Y
Shares Sold	3,162,755	$46,541,926	4,850,971	$68,796,757
Shares Issued for Reinvested Dividends	367,928	5,319,103	717,008	9,766,888
Shares Redeemed	(3,116,033)	(45,084,145)	(5,906,978)	(83,140,688)

Net Increase (Decrease)	414,650	6,776,884	(338,999)	(4,577,043)

Class F
Shares Sold	41,616,883	$606,292,789	31,513,101	$444,867,885
Shares Issued for Reinvested Dividends	4,870,726	69,613,828	7,684,924	103,977,990
Shares Redeemed	(22,742,871)	(325,987,947)	(20,562,273)	(287,870,520)

Net Increase (Decrease)	23,744,738	349,918,670	18,635,752	260,975,355

Total Net Increase (Decrease)	46,044,305	$728,360,816	45,487,353	$645,166,894

Balanced Retirement Fund
Class A
Shares Sold	829,270	$7,602,976	488,930	$4,373,737
Issued in Merger	—	—	8,844,589	81,509,965
Shares Issued for Reinvested Dividends	162,227	1,478,434	116,679	1,033,298
Shares Redeemed	(2,278,169)	(20,637,828)	(1,792,469)	(16,443,674)

Net Increase (Decrease)	(1,286,672)	(11,556,418)	7,657,729	70,473,326

Class C
Shares Sold	78,083	$722,298	400,059	$3,581,279
Issued in Merger	—	—	3,247,905	29,964,519
Shares Issued for Reinvested Dividends	40,417	370,718	77,520	681,239
Shares Redeemed	(1,828,624)	(16,709,913)	(697,276)	(6,349,694)

Net Increase (Decrease)	(1,710,124)	(15,616,897)	3,028,208	27,877,343

Class I
Shares Sold	182,682	$1,637,754	1,684,136	$15,081,197
Issued in Merger	—	—	2,434,728	22,421,164
Shares Issued for Reinvested Dividends	45,459	414,252	132,337	1,168,376
Shares Redeemed	(1,694,859)	(15,377,224)	(3,667,186)	(33,469,031)

Net Increase (Decrease)	(1,466,718)	(13,325,218)	584,015	5,201,706

Class R3
Shares Sold	9,782	$88,977	5,561	$51,117
Issued in Merger	—	—	138,704	1,280,088
Shares Issued for Reinvested Dividends	1,630	14,895	15,940	140,237
Shares Redeemed	(63,318)	(580,754)	(266,176)	(2,456,178)

Net Increase (Decrease)	(51,906)	(476,882)	(105,971)	(984,736)

Class R4
Shares Sold	4,368	$39,430	2,312	$21,197
Issued in Merger	—	—	35,529	327,621
Shares Issued for Reinvested Dividends	736	6,666	15,884	139,591
Shares Redeemed	(232)	(2,082)	(262,362)	(2,419,256)

Net Increase (Decrease)	4,872	44,014	(208,637)	(1,930,847)

Class R5
Shares Sold	4,185	$37,826	89,217	$823,482
Issued in Merger	—	—	11,670	107,486
Shares Issued for Reinvested Dividends	1,727	15,682	16,713	146,932
Shares Redeemed	(26,426)	(242,776)	(278,363)	(2,563,435)

Net Increase (Decrease)	(20,514)	(189,268)	(160,763)	(1,485,535)

Class R6(1)
Shares Sold	—	$—	8	$(226)
Issued in Reorganization	—	—	1,111	10,226
Shares Issued for Reinvested Dividends	29	261	28	252

Net Increase (Decrease)	29	261	1,147	10,252

Class Y
Shares Sold	28,372	$261,410	156,012	$1,418,711
Issued in Merger	—	—	313,061	2,881,352
Shares Issued for Reinvested Dividends	4,584	41,554	152,845	1,340,124
Shares Redeemed	(215,860)	(1,978,491)	(3,122,882)	(28,639,263)

Net Increase (Decrease)	(182,904)	(1,675,527)	(2,500,964)	(22,999,076)

145

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Balanced Retirement Fund – (continued)
Class F
Shares Sold	10,728	$95,263	1,454	$13,467
Issued in Merger	—	—	340,301	3,111,198
Shares Issued for Reinvested Dividends	2,445	22,042	699	6,382
Shares Redeemed	(196,982)	(1,798,423)	(178,744)	(1,627,543)

Net Increase (Decrease)	(183,809)	(1,681,118)	163,710	1,503,504

Total Net Increase (Decrease)	(4,897,746)	$(44,477,053)	8,458,474	$77,665,937

Checks and Balances Fund
Class A
Shares Sold	10,156,353	$92,300,349	13,034,796	$118,501,810
Shares Issued for Reinvested Dividends	9,873,823	92,559,754	13,736,642	117,435,304
Shares Redeemed	(22,587,605)	(205,625,638)	(23,888,289)	(218,089,065)

Net Increase (Decrease)	(2,557,429)	(20,765,535)	2,883,149	17,848,049

Class C
Shares Sold	2,105,788	$19,175,545	2,590,443	$23,587,069
Shares Issued for Reinvested Dividends	1,125,820	10,530,364	1,953,996	16,461,099
Shares Redeemed	(7,044,277)	(64,072,525)	(8,185,799)	(74,336,948)

Net Increase (Decrease)	(3,812,669)	(34,366,616)	(3,641,360)	(34,288,780)

Class I
Shares Sold	2,679,014	$25,021,261	3,604,755	$33,326,470
Shares Issued for Reinvested Dividends	502,985	4,714,597	703,189	6,031,379
Shares Redeemed	(3,278,078)	(29,498,058)	(4,108,288)	(37,503,349)

Net Increase (Decrease)	(96,079)	237,800	199,656	1,854,500

Class R3
Shares Sold	205,061	$1,897,830	182,353	$1,660,427
Shares Issued for Reinvested Dividends	114,350	1,069,179	171,251	1,452,360
Shares Redeemed	(678,196)	(6,002,020)	(453,526)	(4,139,863)

Net Increase (Decrease)	(358,785)	(3,035,011)	(99,922)	(1,027,076)

Class R4
Shares Sold	34,552	$312,513	45,433	$412,333
Shares Issued for Reinvested Dividends	43,768	409,168	59,117	503,670
Shares Redeemed	(357,476)	(3,067,692)	(49,246)	(455,037)

Net Increase (Decrease)	(279,156)	(2,346,011)	55,304	460,966

Class R5
Shares Sold	9,953	$87,599	531,448	$4,827,979
Shares Issued for Reinvested Dividends	2,656	24,459	4,961	42,828
Shares Redeemed	(8,150)	(76,799)	(552,055)	(5,010,915)

Net Increase (Decrease)	4,459	35,259	(15,646)	(140,108)

Class F
Shares Sold	234,727	$2,034,553	678,348	$6,321,547
Shares Issued for Reinvested Dividends	45,118	422,013	8,437	75,764
Shares Redeemed	(728,964)	(7,058,907)	(61,275)	(580,634)

Net Increase (Decrease)	(449,119)	(4,602,341)	625,510	5,816,677

Total Net Increase (Decrease)	(7,548,778)	$(64,842,455)	6,691	$(9,475,772)

Conservative Allocation Fund
Class A
Shares Sold	1,927,539	$20,597,317	3,066,833	$31,594,596
Shares Issued for Reinvested Dividends	247,687	2,675,018	295,078	2,859,303
Shares Redeemed	(1,877,308)	(19,807,169)	(1,858,637)	(19,164,980)

Net Increase (Decrease)	297,918	3,465,166	1,503,274	15,288,919

Class C
Shares Sold	209,412	$2,213,734	895,618	$9,222,202
Shares Issued for Reinvested Dividends	18,786	202,330	29,699	286,600
Shares Redeemed	(602,780)	(6,406,625)	(1,274,867)	(13,255,571)

Net Increase (Decrease)	(374,582)	(3,990,561)	(349,550)	(3,746,769)

146

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Conservative Allocation Fund – (continued)
Class I
Shares Sold	88,733	$945,899	98,629	$1,005,747
Shares Issued for Reinvested Dividends	3,272	35,338	5,150	49,958
Shares Redeemed	(38,336)	(406,988)	(107,025)	(1,107,930)

Net Increase (Decrease)	53,669	574,249	(3,246)	(52,225)

Class R3
Shares Sold	43,777	$470,582	80,009	$836,343
Shares Issued for Reinvested Dividends	6,034	65,407	11,303	109,866
Shares Redeemed	(122,210)	(1,330,140)	(193,650)	(2,019,808)

Net Increase (Decrease)	(72,399)	(794,151)	(102,338)	(1,073,599)

Class R4
Shares Sold	54,323	$583,081	26,838	$278,658
Shares Issued for Reinvested Dividends	4,695	50,805	7,278	70,668
Shares Redeemed	(151,530)	(1,543,673)	(81,313)	(848,402)

Net Increase (Decrease)	(92,512)	(909,787)	(47,197)	(499,076)

Class R5
Shares Sold	18,006	$195,139	11,041	$116,542
Shares Issued for Reinvested Dividends	5,129	55,546	6,313	61,359
Shares Redeemed	(74,415)	(805,682)	(11,764)	(121,008)

Net Increase (Decrease)	(51,280)	(554,997)	5,590	56,893

Class F
Shares Sold	—	$—	4,694	$50,530
Shares Issued for Reinvested Dividends	31	329	37	356
Shares Redeemed	—	—	(4,695)	(50,800)

Net Increase (Decrease)	31	329	36	86

Total Net Increase (Decrease)	(239,155)	$(2,209,752)	1,006,569	$9,974,229

Global Real Asset Fund (consolidated)
Class A
Shares Sold	252,055	$1,992,769	205,230	$1,804,259
Shares Issued for Reinvested Dividends	43,022	388,488	36,782	304,188
Shares Redeemed	(408,300)	(3,196,028)	(594,513)	(5,156,678)

Net Increase (Decrease)	(113,223)	(814,771)	(352,501)	(3,048,231)

Class C
Shares Sold	5,809	$45,323	8,079	$69,940
Shares Issued for Reinvested Dividends	5,829	51,874	5,384	43,879
Shares Redeemed	(135,100)	(1,065,726)	(188,218)	(1,634,670)

Net Increase (Decrease)	(123,462)	(968,529)	(174,755)	(1,520,851)

Class I
Shares Sold	796,224	$6,104,654	1,550,315	$13,600,849
Shares Issued for Reinvested Dividends	121,069	1,089,622	92,428	762,529
Shares Redeemed	(3,529,140)	(26,279,225)	(1,272,120)	(11,275,190)

Net Increase (Decrease)	(2,611,847)	(19,084,949)	370,623	3,088,188

Class R3
Shares Sold	2,403	$19,783	954	$8,610
Shares Issued for Reinvested Dividends	218	1,983	211	1,759
Shares Redeemed	(13)	(92)	(4,608)	(41,599)

Net Increase (Decrease)	2,608	21,674	(3,443)	(31,230)

Class R4
Shares Sold	396	$3,188	6,335	$57,030
Shares Issued for Reinvested Dividends	146	1,324	457	3,789
Shares Redeemed	(4,349)	(29,596)	(23,086)	(200,486)

Net Increase (Decrease)	(3,807)	(25,084)	(16,294)	(139,667)

Class R5
Shares Sold	13,903	$110,089	3,499	$30,370
Shares Issued for Reinvested Dividends	174	1,553	37	305
Shares Redeemed	(3,561)	(28,525)	(281)	(2,465)

Net Increase (Decrease)	10,516	83,117	3,255	28,210

147

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Global Real Asset Fund (consolidated) – (continued)
Class Y
Shares Sold	813,785	$6,350,078	955,801	$8,339,899
Shares Issued for Reinvested Dividends	284,846	2,563,617	323,850	2,671,759
Shares Redeemed	(5,965,482)	(47,653,015)	(4,681,597)	(41,222,354)

Net Increase (Decrease)	(4,866,851)	(38,739,320)	(3,401,946)	(30,210,696)

Class F
Shares Sold	2,727,251	$19,813,540	1,533,466	$13,391,577
Shares Issued for Reinvested Dividends	381,092	3,429,830	312,549	2,578,535
Shares Redeemed	(6,350,386)	(48,449,993)	(1,622,972)	(14,359,432)

Net Increase (Decrease)	(3,242,043)	(25,206,623)	223,043	1,610,680

Total Net Increase (Decrease)	(10,948,109)	$(84,734,485)	(3,352,018)	$(30,223,597)

Growth Allocation Fund
Class A
Shares Sold	2,605,135	$31,316,296	3,737,082	$45,135,018
Shares Issued for Reinvested Dividends	1,739,403	22,480,250	1,611,562	17,870,124
Shares Redeemed	(6,553,260)	(80,282,451)	(6,370,770)	(77,501,282)

Net Increase (Decrease)	(2,208,722)	(26,485,905)	(1,022,126)	(14,496,140)

Class C
Shares Sold	258,776	$3,095,460	395,504	$4,737,574
Shares Issued for Reinvested Dividends	133,984	1,718,571	101,375	1,122,616
Shares Redeemed	(1,406,749)	(17,134,642)	(1,947,917)	(23,616,044)

Net Increase (Decrease)	(1,013,989)	(12,320,611)	(1,451,038)	(17,755,854)

Class I
Shares Sold	210,536	$2,637,036	290,719	$3,500,562
Shares Issued for Reinvested Dividends	39,326	505,226	37,928	417,489
Shares Redeemed	(420,882)	(5,034,993)	(364,358)	(4,382,780)

Net Increase (Decrease)	(171,020)	(1,892,731)	(35,711)	(464,729)

Class R3
Shares Sold	34,446	$416,310	62,207	$736,961
Shares Issued for Reinvested Dividends	21,335	269,072	32,369	350,833
Shares Redeemed	(156,043)	(1,866,269)	(455,805)	(5,491,552)

Net Increase (Decrease)	(100,262)	(1,180,887)	(361,229)	(4,403,758)

Class R4
Shares Sold	27,491	$332,935	45,022	$543,667
Shares Issued for Reinvested Dividends	19,377	249,170	23,777	262,479
Shares Redeemed	(288,874)	(3,155,199)	(302,126)	(3,727,153)

Net Increase (Decrease)	(242,006)	(2,573,094)	(233,327)	(2,921,007)

Class R5
Shares Sold	36,125	$448,386	40,358	$493,212
Shares Issued for Reinvested Dividends	19,070	246,703	19,837	219,881
Shares Redeemed	(102,221)	(1,280,880)	(88,384)	(1,075,193)

Net Increase (Decrease)	(47,026)	(585,791)	(28,189)	(362,100)

Class F
Shares Sold	11,277	$146,213	22,870	$286,154
Shares Issued for Reinvested Dividends	920	11,830	40	441
Shares Redeemed	(5,650)	(69,262)	(4,116)	(52,334)

Net Increase (Decrease)	6,547	88,781	18,794	234,261

Total Net Increase (Decrease)	(3,776,478)	$(44,950,238)	(3,112,826)	$(40,169,327)

Moderate Allocation Fund
Class A
Shares Sold	2,213,094	$25,119,083	2,307,920	$26,152,391
Shares Issued for Reinvested Dividends	946,724	11,319,607	2,465,078	26,238,562
Shares Redeemed	(4,455,322)	(51,125,001)	(5,030,209)	(57,327,287)

Net Increase (Decrease)	(1,295,504)	(14,686,311)	(257,211)	(4,936,334)

148

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Moderate Allocation Fund – (continued)
Class C
Shares Sold	218,756	$2,466,597	304,777	$3,455,339
Shares Issued for Reinvested Dividends	75,547	895,700	277,874	2,915,470
Shares Redeemed	(1,069,017)	(12,186,501)	(1,548,103)	(17,427,939)

Net Increase (Decrease)	(774,714)	(8,824,204)	(965,452)	(11,057,130)

Class I
Shares Sold	191,976	$2,197,635	197,185	$2,279,391
Shares Issued for Reinvested Dividends	30,578	366,848	83,253	889,378
Shares Redeemed	(284,155)	(3,265,648)	(386,956)	(4,370,137)

Net Increase (Decrease)	(61,601)	(701,165)	(106,518)	(1,201,368)

Class R3
Shares Sold	164,710	$1,872,373	216,807	$2,451,322
Shares Issued for Reinvested Dividends	38,859	457,905	133,124	1,395,413
Shares Redeemed	(327,044)	(3,696,079)	(614,892)	(6,961,176)

Net Increase (Decrease)	(123,475)	(1,365,801)	(264,961)	(3,114,441)

Class R4
Shares Sold	47,208	$517,301	71,806	$797,617
Shares Issued for Reinvested Dividends	8,928	106,871	53,988	574,129
Shares Redeemed	(43,047)	(506,036)	(448,267)	(5,233,886)

Net Increase (Decrease)	13,089	118,136	(322,473)	(3,862,140)

Class R5
Shares Sold	73,474	$874,480	62,443	$717,825
Shares Issued for Reinvested Dividends	18,509	222,154	41,304	441,322
Shares Redeemed	(116,121)	(1,298,307)	(148,828)	(1,740,124)

Net Increase (Decrease)	(24,138)	(201,673)	(45,081)	(580,977)

Class F
Shares Sold	10,903	$130,772	34,915	$398,154
Shares Issued for Reinvested Dividends	814	9,766	87	925
Shares Redeemed	(3,870)	(43,869)	(14,816)	(172,767)

Net Increase (Decrease)	7,847	96,669	20,186	226,312

Total Net Increase (Decrease)	(2,258,496)	$(25,564,349)	(1,941,510)	$(24,526,078)

Multi-Asset Income and Growth Fund
Class A
Shares Sold	2,309,231	$45,748,122	2,587,153	$57,948,852
Shares Issued for Reinvested Dividends	5,162,076	105,163,342	2,721,019	59,304,234
Shares Redeemed	(5,962,080)	(119,878,398)	(4,290,554)	(97,480,858)

Net Increase (Decrease)	1,509,227	31,033,066	1,017,618	19,772,228

Class C
Shares Sold	558,821	$11,029,593	994,975	$22,046,989
Shares Issued for Reinvested Dividends	749,180	15,305,211	403,790	8,768,408
Shares Redeemed	(1,928,016)	(38,667,340)	(1,442,000)	(32,777,945)

Net Increase (Decrease)	(620,015)	(12,332,536)	(43,235)	(1,962,548)

Class I
Shares Sold	3,343,049	$65,779,871	2,644,887	$58,887,498
Shares Issued for Reinvested Dividends	823,015	16,753,953	279,242	6,137,078
Shares Redeemed	(3,594,786)	(71,808,671)	(835,315)	(18,884,866)

Net Increase (Decrease)	571,278	10,725,153	2,088,814	46,139,710

Class R3
Shares Sold	12,295	$247,049	27,657	$633,822
Shares Issued for Reinvested Dividends	12,405	256,187	7,276	160,087
Shares Redeemed	(42,290)	(880,822)	(32,044)	(733,113)

Net Increase (Decrease)	(17,590)	(377,586)	2,889	60,796

Class R4
Shares Sold	7,784	$154,029	5,752	$132,291
Shares Issued for Reinvested Dividends	9,038	187,742	9,377	205,180
Shares Redeemed	(45,347)	(848,704)	(71,798)	(1,612,256)

Net Increase (Decrease)	(28,525)	(506,933)	(56,669)	(1,274,785)

149

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Multi-Asset Income and Growth Fund – (continued)
Class R5
Shares Sold	652	$13,298	9,610	$224,826
Shares Issued for Reinvested Dividends	2,694	55,805	725	16,255
Shares Redeemed	(11,045)	(220,418)	(1,158)	(26,324)

Net Increase (Decrease)	(7,699)	(151,315)	9,177	214,757

Class R6
Shares Sold	9,119	$175,383	8,205	$188,895
Shares Issued for Reinvested Dividends	1,274	26,195	6,292	138,509
Shares Redeemed	(563)	(10,960)	(75,178)	(1,758,783)

Net Increase (Decrease)	9,830	190,618	(60,681)	(1,431,379)

Class Y
Shares Sold	297,672	$5,965,954	200,131	$4,661,660
Shares Issued for Reinvested Dividends	95,278	1,976,308	68,965	1,527,184
Shares Redeemed	(407,803)	(7,910,063)	(354,110)	(8,236,472)

Net Increase (Decrease)	(14,853)	32,199	(85,014)	(2,047,628)

Class F
Shares Sold	742,416	$14,754,381	623,204	$14,141,474
Shares Issued for Reinvested Dividends	791,234	16,091,496	433,589	9,457,771
Shares Redeemed	(1,471,329)	(29,233,282)	(1,014,416)	(23,100,788)

Net Increase (Decrease)	62,321	1,612,595	42,377	498,457

Total Net Increase (Decrease)	1,463,974	$30,225,261	2,915,276	$59,969,608

(1)	Inception date was February 28, 2019.

14.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Recent Accounting Pronouncement:

The Financial Accounting Standards Board (“FASB”) issued ASU 2017-08 (the “ASU”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Upon initial adoption, the impacted Funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of the ASU does not affect the impacted Funds’ net asset values and the cumulative effect to the impacted Funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

		For the Year Ended October 31, 2020
Funds	Cost of Investments As of November 1, 2019	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gain (Loss) on Investments	Distributable Earnings
Balanced Income Fund	$222,922	$86,800	$46,824	$(133,624)	$(222,922)
Balanced Retirement Fund	18	723	(610)	(113)	(18)
Global Real Asset Fund	43	29	43	(72)	(43)
Multi-Asset Income and Growth Fund	9,177	7,144	(1,170)	(5,974)	(9,177)

150

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2020

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the insurance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

In November 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, among others, any transaction by any U.S. person in publicly traded securities of certain companies determined to be affiliated with China’s military. The Order, which takes effect on January 11, 2021, is intended to prevent China from exploiting U.S. investors to finance the development and modernization of its military. Such securities may be subject to increased volatility risk and liquidity risk.

151

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income and Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income and Growth Fund (eight of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

152

Hartford Multi-Strategy Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not reduced the HLIM for any Fund. HFMC reported that it has increased the HLIM for The Hartford Global Real Asset Fund, and discussed its rationale for the change.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

153

Hartford Multi-Strategy Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford AARP Balanced Retirement Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income and Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of the Funds, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); and (ii) with respect to each of the Hartford AARP Balanced Retirement Fund, The Hartford Balanced Income Fund, The Hartford Global Real Asset Fund, and the Hartford Multi-Asset Income and Growth Fund (each, a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees and actual management fees, if any, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the

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Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (collectively, the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. With respect to The Hartford Global Real Asset Fund, the Board also considered the Sub-adviser’s flexibility in implementing the inflation hedge overlay in a low inflation environment. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

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Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford AARP Balanced Retirement Fund, The Hartford Global Real Asset Fund, and the Hartford Multi-Asset Income and Growth Fund, there existed no peer group with a strong correlation to each Fund’s investment strategy. For each of these Funds, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. In connection with these considerations, the Board took into account that the Hartford AARP Balanced Retirement Fund does not pay a management fee for the portion of the Fund’s assets invested in investment companies for which HFMC or its affiliates serve as investment manager. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound, and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees

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and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

The Board also considered that the management fees paid by the Allocation Funds are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which the Allocation Funds may invest.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford AARP Balanced Retirement Fund and The Hartford Global Real Asset Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

Hartford AARP Balanced Retirement Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Balanced Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.10% through February 28, 2021.

The Hartford Checks and Balances Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Conservative Allocation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•

The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Global Real Asset Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2019. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.25% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Growth Allocation Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2014.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

162

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Moderate Allocation Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Multi-Asset Income and Growth Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.09% through February 28, 2021.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

163

Hartford Multi-Strategy Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Hartford Mutual Funds, Inc. Shares Outstanding (as of Record Date): 4,786,852,771.602 Total Shares Voted: 3,984,902,623.370 Percentage of Shares Voted: 83.246%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	3,902,805,882.770	97.940%	81.531%
	Withheld:	82,096,740.600	2.060%	1.715%
Robin C. Beery	For:	3,915,421,841.765	98.257%	81.795%
	Withheld:	69,480,781.605	1.743%	1.451%
Lynn S. Birdsong	For:	3,905,268,785.333	98.002%	81.583%
	Withheld:	79,633,838.037	1.998%	1.663%
Derrick D. Cephas	For:	3,906,387,023.712	98.030%	81.606%
	Withheld:	78,515,599.658	1.970%	1.640%
James E. Davey	For:	3,911,005,174.673	98.146%	81.703%
	Withheld:	73,897,448.697	1.854%	1.543%
Christine R. Detrick	For:	3,915,250,969.140	98.253%	81.791%
	Withheld:	69,651,654.230	1.747%	1.455%
Andrew A. Johnson	For:	3,908,222,118.290	98.076%	81.645%
	Withheld:	76,680,505.080	1.924%	1.601%
Paul L. Rosenberg	For:	3,904,491,528.107	97.983%	81.567%
	Withheld:	80,411,095.263	2.017%	1.679%
Lemma W. Senbet	For:	3,908,008,747.183	98.071%	81.640%
	Withheld:	76,893,876.187	1.929%	1.606%
David Sung	For:	3,899,522,144.326	97.858%	81.463%
	Withheld:	85,380,479.044	2.142%	1.783%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

164

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Global Real Asset Fund and Hartford Multi-Asset Income and Growth Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-MS20    12/20    219830    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$891,000 for the fiscal year ended October 31, 2019; $834,000 for the fiscal year ended October 31, 2020.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$34,000 for the fiscal year ended October 31, 2019; $20,000 for the fiscal year ended October 31, 2020. Audit-related services were principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$275,931 for the fiscal year ended October 31, 2019; $226,305 for the fiscal year ended October 31, 2020. Tax-related services were principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2019; $0 for the fiscal year ended October 31, 2020.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $309,931 for the fiscal year ended October 31, 2019; $246,305 for the fiscal year ended October 31, 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 8, 2021	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)